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                                             hours per response. . . . . . .19.3
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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-4236
                                  ----------------------------------------------
One Group Mutual Funds
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

1111 Polaris Parkway, Columbus, OH                                  43271-1235
--------------------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

One Group Administrative Services, Inc. 1111 Polaris Parkway, Columbus, OH 43240
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code:     1-800-480-4111
                                                   -----------------------------

Date of fiscal year end:   June 30, 2004
                        --------------------------------------------------------

Date of reporting period:  July 1, 2003 through June 30, 2004
                         -------------------------------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

EQUITY INVESTING

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group
  ANNUAL REPORT
  Twelve Months Ended June 30, 2004

          EQUITY FUNDS

          Small Cap Growth Fund      Balanced Fund
          Small Cap Value Fund       Equity Index Fund
          Mid Cap Growth Fund        Market Expansion Index Fund
          Mid Cap Value Fund         Technology Fund
          Diversified Mid Cap Fund   Health Sciences Fund
          Large Cap Growth Fund      Market Neutral Fund
          Large Cap Value Fund       International Equity Index Fund
          Equity Income Fund         Diversified International Fund
          Diversified Equity Fund



NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

ONE GROUP EQUITY FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Portfolio Performance Reviews ..............................    2

Schedules of Portfolio Investments .........................   36

Statements of Assets and Liabilities .......................  115

Statements of Operations ...................................  118

Statements of Changes in Net Assets ........................  121

Financial Highlights .......................................  132

Notes to Financial Statements ..............................  148

Report of Independent Registered Public Accounting Firm ....  162

Trustees ...................................................  163

Officers ...................................................  164

Shareholder Expense Example.................................  165

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 2

ONE GROUP SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Steve Salopek, a member of the small cap team, Carol R. Miller, CFA and managing director of the equity growth team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN?
For the 12-month period ended June 30, 2004, the fund's Class I shares posted a total return of 34.27%. (For information on other share classes, see page 3.)

HOW WOULD YOU DESCRIBE THE CLIMATE FOR SMALL CAP GROWTH STOCKS?
The environment for small cap stocks remained favorable, primarily due to the Federal Reserve's accommodative monetary policy. Low interest rates led to an acceleration in economic growth, which was a significant benefit to small cap companies.

HOW DID THE FUND'S RETURN COMPARE TO THAT OF THE BENCHMARK?
The fund's Class I shares outperformed its benchmark, the Russell 2000 Growth Index for the one-year period (total return of 31.55%, see page 3 for details). This primarily was due to the fund's focus on higher-quality stocks, which significantly outperformed lower-quality stocks in the second half of the fiscal year. Despite strong performance from lower-quality stocks in the first half of the year, the fund kept pace with the benchmark. Then, when investors returned to higher-quality companies, the fund's performance significantly outpaced the benchmark's.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
Despite the speculative nature of the market early in the year, we continued to focus on companies that we thought offered significant opportunities for longer-term growth. In particular, we focused on companies demonstrating financial strength through strong cash flows and little financial leverage.

WHICH AREAS OF THE FUND BENEFITED FROM THESE STRATEGIES?
Our strategies were most helpful in the biotech and technology areas, where we resisted the market's speculative overtones and focused instead on well-capitalized companies that generated strong cash flows. In addition, we overweighted the energy sector, which benefited from rising fuel costs. Also, an underweight in interest-rate-sensitive stocks, such as housing and mortgage finance, helped the fund's overall performance.

On the negative side, poor stock selections in the retail sector hurt performance. Investors' concerns about a slowing in consumer spending hurt these stocks.

Top 10 Holdings*
 1.  Kronos, Inc............  1.1%
 2.  Trimble Navigation
     Ltd....................  1.1%
 3.  Noven Pharmaceuticals,
     Inc....................  1.1%
 4.  Hyperion Solutions
     Corp...................  1.1%
 5.  Ansys, Inc.............  1.0%
 6.  Amerigroup Corp........  1.0%
 7.  SCP Pool Corp..........  1.0%
 8.  East/West Bancorp,
     Inc....................  0.9%
 9.  Mercury Computer
     Systems, Inc...........  0.9%
10.  PolyMedica Corp........  0.9%

Portfolio Allocation*
Common Stocks.............  93.0%
Investment Companies......   4.1%
Repurchase Agreements.....   2.7%
Other Assets in excess of
  Liabilities.............   0.2%

Top 5 Industries*
 1.  Electronic
     Technology.............  17.6%
 2.  Health Technology......  13.2%
 3.  Finance................   8.5%
 4.  Health Services........   7.3%
 5.  Technology Services....   6.3%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I              34.27%       6.48%       9.97%         11.48%         7/1/91
---------------------------------------------------------------------------------------
  Class A              33.90%       6.20%       9.78%         11.33%         7/1/91
---------------------------------------------------------------------------------------
  Class A*             26.81%       5.06%       9.19%         10.87%         7/1/91
---------------------------------------------------------------------------------------
  Class B              33.01%       5.43%       9.09%         10.60%         7/1/91
---------------------------------------------------------------------------------------
  Class B*             28.01%       5.11%       9.09%         10.60%         7/1/91
---------------------------------------------------------------------------------------
  Class C              32.97%       5.48%       8.95%         10.49%         7/1/91
---------------------------------------------------------------------------------------
  Class C*             31.97%       5.48%       8.95%         10.49%         7/1/91
---------------------------------------------------------------------------------------
  Russell 2000
    Growth             31.55%      -0.45%       7.15%          7.72%
---------------------------------------------------------------------------------------
  S&P SmallCap 600     35.24%      10.70%      13.60%         13.99%
---------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class I (3/26/96), Class B (9/12/94) and Class C (11/4/97), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses including the absence of a sales charge in the case of Class I shares.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The above-quoted performance data includes the performance of the Paragon Gulf South Growth Fund for the period before it was acquired by the One Group Small Cap Growth Fund on March 26, 1996.

The performance of the Small Cap Growth Fund is measured against the Russell 2000 Growth Index, an unmanaged index that measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. It measures the performance of 2000 smallest companies on the Russell 3000 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SmallCap 600 Index is a capitalized-weighted index that measures the performance of 600 small-capitalization domestic stocks representing all major industries.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 4

ONE GROUP SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Larry Baumgartner, CFA, portfolio manager of the fund and chief investment officer of equity securities

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 35.55% for the one-year period ended June 30, 2004. (For information on other share classes, see page 5.)

HOW DID THE GENERAL MARKET CLIMATE INFLUENCE FUND PERFORMANCE?
As signs of an improving economy became more prevalent throughout the last 12 months, small cap value stocks moved sharply higher, as measured by the Russell 2000 Value Index, the fund's benchmark (total return of 35.17%, see page 5 for further detail). The fund's Class I shares slightly outperformed the benchmark, primarily due to our focus on companies poised to benefit from an improving economy. In addition, we avoided many interest-sensitive financial stocks, which proved to be an effective strategy. The rising interest rate environment and the expectation that the Federal Reserve would begin a tightening campaign were negative influences on many financial stocks.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
We continued to build the portfolio on a stock-by-stock basis, seeking small cap companies with low valuations on price/earnings, price/book and price/cash flow. In particular, we looked for companies that we believed offered sound balance sheets and sustainable business models.

WHICH HOLDINGS OFFERED NOTABLE PERFORMANCE?
Stocks in sectors positioned to benefit from an improving economy offered the best results for the year. These included holdings in the consumer cyclical, capital goods and transportation sectors.

On the other hand, the fund's basic materials and utilities sectors generated disappointing performance. Our stock selections in the basic materials sector were effective, but we maintained an underweighted position in this area, due to the limited availability of stocks that fit our standards for balance-sheet quality. This underweighting hurt the fund's performance relative to the index.

Top 10 Holdings*
 1.  PMI Group, Inc.........  3.5%
 2.  Ashland, Inc...........  2.0%
 3.  Humana, Inc............  1.5%
 4.  Radian Group, Inc......  1.3%
 5.  Lafarge North America
     Corp...................  1.2%
 6.  Teekay Shipping Corp...  1.0%
 7.  Trinity Industries,
     Inc....................  1.0%
 8.  Payless Shoesource,
     Inc....................  1.0%
 9.  Offshore Logistics,
     Inc....................  1.0%
10.  Toys 'R' Us, Inc.......  0.9%

Portfolio Allocation*
Common Stocks.............  96.3%
Investment Companies......   3.2%
Other Assets in excess of
  Liabilities.............   0.5%

Top 5 Industries*
 1.  Finance................  27.8%
 2.  Electronic
     Technology.............   8.1%
 3.  Producer
     Manufacturing..........   7.3%
 4.  Retail Trade...........   7.2%
 5.  Industrial Services....   5.3%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I              35.55%      15.23%      14.81%         10.60%        6/30/72
---------------------------------------------------------------------------------------
  Class A              35.21%      14.96%      14.45%         10.23%        6/30/72
---------------------------------------------------------------------------------------
  Class A*             28.11%      13.72%      13.84%         10.05%        6/30/72
---------------------------------------------------------------------------------------
  Class B              34.20%      14.10%      13.79%          9.54%        6/30/72
---------------------------------------------------------------------------------------
  Class B*             29.20%      13.86%      13.79%          9.54%        6/30/72
---------------------------------------------------------------------------------------
  Class C              34.23%      14.14%      13.69%          9.51%        6/30/72
---------------------------------------------------------------------------------------
  Class C*             33.23%      14.14%      13.69%          9.51%        6/30/72
---------------------------------------------------------------------------------------
  Russell 2000 Value   35.17%      12.82%      13.91%            N/A
---------------------------------------------------------------------------------------
  S&P SmallCap 600     35.24%      10.70%      13.60%            N/A
---------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99) performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

Small capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure.

The Small Cap Value Fund commenced operations as the Pegasus Small Cap Opportunity Fund on January 27, 1995 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for the Pegasus Small Cap Opportunity Fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Small Cap Opportunity Fund prior to the acquisition by the One Group Small Cap Value Fund on March 22, 1999.

The performance of the Small Cap Value Fund is measured against the Russell 2000 Value Index, an unmanaged index measuring the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SmallCap 600 Index represents the performance of the small companies within the U.S. stock market.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 6

ONE GROUP MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Rick Jandrain, a member of the equity growth team, Carol R. Miller, CFA and managing director of the equity growth team, and Larry Baumgartner, CFA and chief investment officer of equity securities

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 20.58% for the one-year period ended June 30, 2004. (For information on other share classes, see page 7.)

HOW WOULD YOU CHARACTERIZE THE MARKET CLIMATE?
The market climate during the fiscal year was somewhat unusual in the extremes investors witnessed. For example, investors went from wondering if the economy really was going to recover to believing a sound economic recovery was in place. In addition, at the beginning of the fiscal year deflation was a big concern for investors. By the end of the year, the fear of inflation had taken its place. In the first half of the fiscal year, stock returns were strong, as the market kicked into recovery mode. However, performance slowed somewhat in the second half of the fiscal year.

HOW DID FUND PERFORMANCE COMPARE TO THE MARKET IN GENERAL?
The performance of the fund's Class I shares trailed that of the benchmark, the Russell MidCap Growth Index (total return of 27.33%, see page 7 for details). The primary reason for the underperformance was our defensive positioning during the beginning of the fiscal year, when the market recovery was getting underway. As a result of our defensive positioning, the fund had a high-quality bias. This was an ineffective strategy for the first half of the fiscal year, because lower-quality stocks performed the best at the beginning of the market recovery. We repositioned the portfolio more aggressively during the second half of the fiscal year, and performance was in sync with the benchmark.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
Our key strategy involved shifting the fund's portfolio from defensive to aggressive to take advantage of the changing market and economic climates. This movement helped investors capture some of the market's upside in the second half of the fiscal year. As always, we searched for companies with strong earnings-per-share growth and solid top-line growth.

WHICH FUND SECTORS OFFERED NOTABLE PERFORMANCE?
The fund's retail holdings posted strong performance during the fiscal year, primarily due to the economic uplift experienced throughout the 12-month period. The economy was strong, expectations were low, and consumers went to town. As the stock market shifted from bear to bull, consumers became more aggressive with their spending. The fund's capital equipment stocks also generated strong results, due to an increase in business spending that paralleled the positive turn in the economy.

Laggards in the fund included pharmaceutical, technology service and financial companies. Underperformance from pharmaceutical names primarily was due to a lack of economic leverage. Pharmaceutical companies performed better during the slow economy/bear market phase, while biotech companies performed better as the economy and market advanced. Similarly, technology service companies lagged due to their defensive nature. Financial stocks started to suffer when economic sentiment shifted from fear of deflation to fear of inflation, which eventually led to higher interest rates.

Top 10 Holdings*
 1.  Coach, Inc.............  1.9%
 2.  XTO Energy, Inc........  1.5%
 3.  Affiliated Computer
     Services, Inc., Class
     A......................  1.5%
 4.  Legg Mason, Inc........  1.5%
 5.  Biogen Idec, Inc.......  1.4%
 6.  Smith International,
     Inc....................  1.4%
 7.  Petsmart, Inc..........  1.3%
 8.  Express Scripts, Inc.,
     Class A................  1.3%
 9.  Ross Stores, Inc.......  1.3%
10.  Manpower, Inc..........  1.2%

Portfolio Allocation*
Common Stocks.............  96.6%
Investment Companies......   2.5%
Other Assets in excess of
  Liabilities.............   0.9%

Top 5 Industries*
 1.  Electronic
     Technology.............  15.6%
 2.  Health Technology......  12.3%
 3.  Technology Services....  11.6%
 4.  Retail Trade...........   9.6%
 5.  Consumer Services......   8.9%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP MID CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I              20.58%       3.81%      14.03%         14.00%         3/2/89
---------------------------------------------------------------------------------------
  Class A              20.33%       3.54%      13.75%         13.65%         3/2/89
---------------------------------------------------------------------------------------
  Class A*             13.99%       2.43%      13.14%         13.25%         3/2/89
---------------------------------------------------------------------------------------
  Class B              19.34%       2.76%      13.04%         12.86%         3/2/89
---------------------------------------------------------------------------------------
  Class B*             14.34%       2.47%      13.04%         12.86%         3/2/89
---------------------------------------------------------------------------------------
  Class C              19.38%       2.81%      12.98%         12.80%         3/2/89
---------------------------------------------------------------------------------------
  Class C*             18.38%       2.81%      12.98%         12.80%         3/2/89
---------------------------------------------------------------------------------------
  Russell Mid Cap
    Growth             27.33%       0.49%      10.88%         11.75%
---------------------------------------------------------------------------------------
  S&P MidCap
    400/BARRA Growth   22.64%       5.92%      14.97%            N/A
---------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Mid Cap Growth Fund is measured against the Russell Mid Cap Growth Index, an unmanaged index representative of the performance of the Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The S&P MidCap 400/BARRA Growth Index represents performance of the highest price to book securities in the S&P MidCap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 8

ONE GROUP MID CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Tim Drake, CFA, a member of the equity value team, Bill Dierker, CFA and managing director of the equity value team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 29.43% for the one-year period ended June 30, 2004. (For information on other share classes, see page 9.)

WHAT WERE THE KEY INFLUENCES ON MARKET AND FUND PERFORMANCE?
During the fiscal year the market experienced a six-month period of strong growth followed by a six-month period of lackluster returns. The fund's performance lagged that of the benchmark during the first six months but more closely tracked the benchmark during the remaining six months. In the first half of the fiscal year the market generally rewarded lower-quality stocks that were not candidates for our fund. Nevertheless, the fund's performance improved during the second half of the fiscal year, as the market started to favor stocks with a solid growth plan and potential earnings growth.

Overall, the performance of the fund's Class I shares trailed the one-year return for the Russell MidCap Value Index, the fund's benchmark, primarily due to the market's preference for lower-quality stocks during the first six months of the fiscal year. (total return of 30.81%, see page 9 for details.) The fund's benchmark for the first half of the fiscal year was the S&P MidCap 400/BARRA Value Index. On January 1, 2004, the fund's benchmark changed to the Russell MidCap Value Index, to better reflect our management style.

WHAT WERE YOUR KEY STRATEGIES FOR THE YEAR?
Our strategy generally remains constant, regardless of the market climate. We seek stocks with strong value characteristics that also exhibit potential for growth within a few years of purchase. Specifically, we look for stocks with low price-to-book values, low price-to-earnings ratios and strong cash flows.

WHICH AREAS OF THE MARKET OFFERED NOTABLE PERFORMANCE?
The energy and consumer cyclicals sectors were major contributors to the fund's positive performance. Energy stocks benefited from growing demand throughout the world, higher prices for all forms of energy and a gradual increase in exploration for new energy sources. The consumer cyclicals sector advanced on good economic growth and strong consumer spending. In particular, our investments in casino and gaming stocks and housing stocks generated strong results for the fund.

On the other hand, performance from the fund's technology and financials stocks was disappointing. Tech stocks performed well during the first half of the fiscal year, reflecting the market's bias for stocks with questionable long-term fundamentals. However, the fund had little exposure to such companies, which hurt relative performance. We maintained an underweighted position in financials, which was a positive influence on performance, but our stock selections in this sector remained weak.

Top 10 Holdings*
 1.  Everest Re Group Ltd...  2.0%
 2.  L-3 Communications
     Holdings, Inc..........  1.9%
 3.  Albertson's, Inc.......  1.7%
 4.  Mandalay Resort
     Group..................  1.5%
 5.  Sovereign Bancorp,
     Inc....................  1.5%
 6.  Radian Group, Inc......  1.5%
 7.  J.B. Hunt Transport
     Services, Inc..........  1.4%
 8.  Wisconsin Energy
     Corp...................  1.4%
 9.  Compass Bancshares,
     Inc....................  1.4%
10.  National Commerce
     Financial Co...........  1.3%

Portfolio Allocation*
Common Stocks.............  98.2%
Investment Companies......   2.1%
Other Liabilities in
  excess of Assets........  -0.3%

Top 5 Industries*
 1.  Finance................  28.1%
 2.  Utilities..............  10.1%
 3.  Producer
     Manufacturing..........   7.9%
 4.  Electronic
     Technology.............   7.0%
 5.  Industrial Services....   6.2%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP MID CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I               29.43%      9.89%      13.62%         12.02%         3/2/89
---------------------------------------------------------------------------------------
  Class A               29.06%      9.61%      13.31%         11.64%         3/2/89
---------------------------------------------------------------------------------------
  Class A*              22.28%      8.43%      12.70%         11.25%         3/2/89
---------------------------------------------------------------------------------------
  Class B               28.18%      8.79%      12.65%         10.93%         3/2/89
---------------------------------------------------------------------------------------
  Class B*              23.18%      8.51%      12.65%         10.93%         3/2/89
---------------------------------------------------------------------------------------
  Class C               28.08%      8.85%      12.53%         10.83%         3/2/89
---------------------------------------------------------------------------------------
  Class C*              27.08%      8.85%      12.53%         10.83%         3/2/89
---------------------------------------------------------------------------------------
  Russell Mid Cap
    Value               30.81%      8.62%      14.19%         13.39%
---------------------------------------------------------------------------------------
  S&P MidCap
    400/BARRA Value     33.37%     12.29%      15.84%            N/A
---------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Mid Cap Growth Fund is measured against the Russell Mid Cap Value Index, an unmanaged index representative of the performance of the Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The S&P MidCap 400/BARRA Value Index represents performance of the lowest price to book securities in the S&P MidCap 400 Index. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 10

ONE GROUP DIVERSIFIED MID CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Bill Dierker, CFA, a managing director of the equity value team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN FOR THE YEAR?
For the year ended June 30, 2004, the fund's Class I shares posted a total return of 22.13%. (For information on other share classes, see page 11.)

HOW DID MARKET EVENTS INFLUENCE THE FUND'S PERFORMANCE?
The total return of the fund's Class I shares lagged the return for the benchmark, the S&P MidCap 400 Index (total return of 27.99%, see page 11 for details). Economic, fiscal and monetary policies fueled a rapid expansion in economic activity, particularly in the first six months of the fiscal year. As the economy accelerated, investors sought smaller-cap, lower-quality names with greater exposure to economic growth. Our underweighting in such names combined with unfavorable stock selections led to underperformance for the fund relative to the benchmark.

WHAT STRATEGIES DID YOU IMPLEMENT DURING THE FISCAL YEAR?
Given the economic climate, we focused on stocks that we believed would benefit from an improving economy and higher interest rates. Although we were correct on both of these general themes, our specific stock holdings did not perform as expected. As the fiscal year progressed, we placed greater emphasis on valuation and more stable business models. Because we believe we're in the later stages of the current economic expansion, we expect this new focus to help generate better return potential for the fund.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
A strong economy led to good results for the fund's transportation and industrials holdings. In addition, as pricing improved in the coal industry, the fund's holdings in this area performed well. On the other hand, stocks in the health care sector performed poorly, primarily due to company-specific events.

Top 10 Holdings*
 1.  Everest Re Group Ltd...  1.7%
 2.  Banknorth Group, Inc...  1.7%
 3.  PMI Group, Inc.........  1.5%
 4.  Compass Bancshares,
     Inc....................  1.5%
 5.  Lear Corp..............  1.4%
 6.  L-3 Communications
     Holdings, Inc..........  1.4%
 7.  Equitable Resources,
     Inc....................  1.4%
 8.  AMETEK, Inc............  1.3%
 9.  Murphy Oil Corp........  1.3%
10.  Grant Prideco, Inc.....  1.3%

      Portfolio Allocation*
Common Stocks.............  98.0%
Investment Companies......   1.7%
Other Assets in excess of
  Liabilities.............   0.3%

Top 5 Industries*
 1.  Finance................  19.6%
 2.  Electronic
     Technology.............  10.7%
 3.  Producer
     Manufacturing..........   8.8%
 4.  Utilities..............   7.0%
 5.  Energy Minerals........   5.7%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP DIVERSIFIED MID CAP FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I              22.13%       5.58%       11.21%        12.40%        12/31/83
---------------------------------------------------------------------------------------
  Class A              21.90%       5.33%       10.99%        12.13%        12/31/83
---------------------------------------------------------------------------------------
  Class A*             15.48%       4.20%       10.40%        11.83%        12/31/83
---------------------------------------------------------------------------------------
  Class B              20.96%       4.54%       10.21%        11.35%        12/31/83
---------------------------------------------------------------------------------------
  Class B*             15.96%       4.40%       10.21%        11.35%        12/31/83
---------------------------------------------------------------------------------------
  Class C              20.88%       4.54%       10.13%        11.31%        12/31/83
---------------------------------------------------------------------------------------
  Class C*             19.88%       4.54%       10.13%        11.31%        12/31/83
---------------------------------------------------------------------------------------
  S&P MidCap 400       27.99%       9.05%       15.47%        15.19%
---------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99) performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The Diversified Mid Cap Fund commenced operations as the Pegasus Mid Cap Opportunity Fund on June 1, 1991 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Mid Cap Opportunity Fund prior to the acquisition by the One Group Diversified Mid Cap Fund on March 22, 1999.

The performance of the Diversified Mid Cap Fund is measured against the S&P MidCap 400 Index, an unmanaged index generally representative of the performance of the mid-size company segment of the U.S. market. This index is used by over 95% of the U.S. managers and pension plan sponsors with more than $25 billion being indexed to the S&P MidCap 400. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 12

ONE GROUP LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Carol R. Miller, CFA, managing director of the equity growth team, and Larry Baumgartner, CFA and chief investment officer of equity securities

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 14.92% for the one-year period ended June 30, 2004. (For information on other share classes, see page 13.)

HOW WOULD YOU CHARACTERIZE THE MARKET CLIMATE DURING THE YEAR?
Large-cap growth stocks, as measured by the fund's benchmark, the Russell 1000 Growth Index, increased strongly during the fiscal year (total return of 17.88%. see page 13 for details on fund and benchmark comparisons). The economy recovered and corporate earnings rose significantly throughout the 12-month period. Low-quality issues, which have extreme cyclicality, performed much better than higher-quality issues. The technology sector performed particularly well, especially some of the companies with the weakest long-term competitive situations.

HOW DID THE FUND PERFORM COMPARED TO THE MARKET?
Our focus on higher-quality stocks and strong competitive situations impeded performance relative to the benchmark. In addition, the fund lacked cyclical growth exposure at the beginning of the year, and this, too, dampened relative performance. Nevertheless, the fund's strategy remains long-term focused, and although the one-year performance lagged the index, it was an attractive return.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
Our ongoing strategy for the fund is to assess long-term growth rates based on fundamental analysis. Much of our analysis considers the long-term supply and demand for specific companies and whether their industries are over- or under-capitalized. Our focus on long-term results may make the fund a bit less exciting when stocks are rising rapidly due to cyclical factors. In addition, we attempt to buy and hold reasonably valued securities, eschewing those with valuations too high for their future growth prospects. To the extent investor sentiment gets carried away, as it appeared to do last year among some issues, particularly in the technology sector, the fund may lag for a time.

WHICH SECTORS OFFERED NOTABLE PERFORMANCE?
The fund's energy stocks were positive influences on the fund's performance during the year. Stronger-than-expected demand for oil coupled with underinvestment in exploration and development led to outperformance for the oil service stocks the fund owned. In addition, natural gas exploration and production stocks generated strong results, due to a strong pricing environment for natural gas.

The fund's technology sector improved strongly, but it also accounted for a large portion of the fund's underperformance relative to the benchmark. Lower-quality technology stocks dominated the positive performance of the benchmark's technology sector. The fund, on the other hand, maintained its quality bias, particularly in the extremely competitive and over-capitalized technology sector.

Top 10 Holdings*
 1.  Pfizer, Inc............  4.9%
 2.  Intel Corp.............  3.3%
 3.  Microsoft Corp.........  3.2%
 4.  Procter & Gamble Co....  2.9%
 5.  Johnson & Johnson......  2.9%
 6.  American International
     Group, Inc.............  2.7%
 7.  Wal-Mart Stores, Inc...  2.2%
 8.  Cisco Systems, Inc.....  2.0%
 9.  Harley-Davidson, Inc...  1.8%
10.  Amgen, Inc.............  1.8%

Portfolio Allocation*
Common Stocks............   96.5%
Investment Companies.....    3.6%
Other Liabilities in
  excess of Assets.......   -0.1%

Top 5 Industries*
 1.  Health Technology......  22.3%
 2.  Electronic
     Technology.............  17.0%
 3.  Consumer Non-Durable...  10.7%
 4.  Technology Services....   9.7%
 5.  Retail Trade...........   6.2%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]
                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

------------------------------------------------------------------------------------
                       1 Year     5 Year    10 Year   Since Inception Inception Date
------------------------------------------------------------------------------------
  Class I              14.92%     -8.21%      8.05%        8.21%          2/28/92
------------------------------------------------------------------------------------
  Class A              14.62%     -8.46%      7.72%        7.89%          2/28/92
------------------------------------------------------------------------------------
  Class A*              8.57%     -9.44%      7.15%        7.42%          2/28/92
------------------------------------------------------------------------------------
  Class B              13.70%     -9.13%      7.14%        7.24%          2/28/92
------------------------------------------------------------------------------------
  Class B*              8.70%     -9.44%      7.14%        7.24%          2/28/92
------------------------------------------------------------------------------------
  Class C              13.75%     -9.12%      6.98%        7.05%          2/28/92
------------------------------------------------------------------------------------
  Class C*             12.75%     -9.12%      6.98%        7.05%          2/28/92
------------------------------------------------------------------------------------
  Russell 1000
    Growth             17.88%     -6.48%     10.12%        8.52%
------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/22/94), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Large Cap Growth Fund is measured against the Russell 1000 Growth Index, an unmanaged index generally representative of the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 14

ONE GROUP LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Bill Dierker, CFA, managing director of the equity value team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN?
For the one-year period ended June 30, 2004, the fund's Class I shares posted a total return of 20.52%. (For information on other share classes, see page 15.)

HOW DID THE FUND'S PERFORMANCE COMPARE TO THAT OF THE MARKET AS A WHOLE?
The fund's Class I shares moderately underperformed its benchmark index, the Russell 1000 Value Index, for the fiscal year. (total return of 21.13%, see page 15 for details.) This primarily was due to the market's preference for lower-quality, higher-risk stocks during the first half of the fiscal year. As the economy experienced rapid growth, investors favored riskier investments that would respond quickly to such an economic turnaround. We continued to focus on higher-quality, lower-risk stocks, which accounted for the fund's underperformance relative to the benchmark. We believe our approach helped generate lower volatility and lower turnover for the fund's shareholders.

WHAT WERE YOUR KEY STRATEGIES DURING THE FISCAL YEAR?
Our key strategy was to improve the valuation profile of the fund. In many ways our strategies were effective, but our focus on some out-of-favor names has yet to be rewarded.

We continued to focus on companies in which current and/or forecast fundamentals are not yet reflected in the stock price. We also emphasized higher-quality holdings that we believe we can remain invested in for the long haul. Overall, our approach involved holding fewer names and larger individual positions. Our strategies may increase single-stock risk, but, more important, we believe they may lower overall portfolio risk by focusing on positions that represent our highest levels of conviction regarding price versus value.

WHICH SECTORS OFFERED NOTABLE PERFORMANCE?
The fund's pharmaceutical, energy and financials stocks generated solid performance during the fiscal year. We added to the fund's pharmaceutical holdings during the height of the market's pessimism toward the group. Eventually, the stocks rebounded, and the fund's performance benefited. Our energy holdings rallied on strong oil and gas prices, and our financial stock selections benefited from strong business growth, improved performance and strong equity markets.

Poor performance was more issue-specific than sector-specific. For example, one health care holding suffered from the loss of key contracts, and a media holding declined on concerns about management stability and the performance and outlook for its radio business.

Top 10 Holdings*
 1.  Exxon Mobil Corp.......  4.9%
 2.  Fannie Mae.............  4.0%
 3.  Altria Group, Inc......  3.4%
 4.  American International
     Group, Inc.............  3.2%
 5.  Bank of America Corp...  3.1%
 6.  Merck & Co., Inc.......  2.9%
 7.  ChevronTexaco Corp.....  2.2%
 8.  Allstate Corp..........  2.2%
 9.  Wells Fargo & Co.......  2.1%
10.  ConocoPhillips.........  1.8%

Portfolio Allocation*
Common Stocks............   95.4%
Investment Companies.....    4.0%
Repurchase Agreements....    1.8%
Other Liabilities in
  excess of Assets.......   -1.2%

Top 5 Industries*
 1.  Finance................  35.2%
 2.  Energy Minerals........  11.2%
 3.  Consumer Services......   7.4%
 4.  Utilities..............   5.6%
 5.  Consumer
     Non-Durables...........   5.4%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

------------------------------------------------------------------------------------
                       1 Year     5 Year    10 Year   Since Inception Inception Date
------------------------------------------------------------------------------------
  Class I              20.52%     -1.22%      9.00%        8.62%          3/1/91
------------------------------------------------------------------------------------
  Class A              20.14%     -1.51%      8.71%        8.38%          3/1/91
------------------------------------------------------------------------------------
  Class A*             13.87%     -2.57%      8.13%        7.94%          3/1/91
------------------------------------------------------------------------------------
  Class B              19.24%     -2.21%      8.13%        7.73%          3/1/91
------------------------------------------------------------------------------------
  Class B*             14.24%     -2.56%      8.13%        7.73%          3/1/91
------------------------------------------------------------------------------------
  Class C              19.27%     -2.21%      7.94%        7.53%          3/1/91
------------------------------------------------------------------------------------
  Class C*             18.27%     -2.21%      7.94%        7.53%          3/1/91
------------------------------------------------------------------------------------
  Russell 1000 Value   21.13%      1.87%     12.64%       12.48%
------------------------------------------------------------------------------------
  S&P 500/BARRA
    Value              22.26%      0.13%     11.27%          N/A
------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Large Cap Value Fund is measured against the Russell 1000 Value Index, an unmanaged index representing companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500/BARRA Value Index represents performance of the lowest price to book securities in the S&P 500. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 16

ONE GROUP EQUITY INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Lynn Yturri, a member of the equity balanced team and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN FOR THE YEAR?
The fund's Class I shares posted a total return of 16.22% for the one-year period ended June 30, 2004. (For information on other share classes, see page 17.)

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
Despite concerns regarding economic growth, job creation, a change in Federal Reserve policy and continued tensions in Iraq, the equity markets rose broadly for the 12-month period. The primary drivers of the markets' gains were a strong economy and a revival in corporate profit growth, which was the strongest in years. For much of the year the type of securities we prefer--higher-quality, larger-capitalization, dividend-paying--were out of favor. Instead, leadership came from more aggressive stocks, smaller-capitalization stocks and non-dividend-paying companies.

COMPARED TO THE MARKET AS A WHOLE, HOW DID THE FUND PERFORM FOR SHAREHOLDERS? The performance of the fund's Class I shares trailed its benchmark, the S&P 500 Index during the year (total return of 19.10%, see page 17 for details), primarily because we didn't participate in many of the aggressive market sectors that don't provide current income. The underperformance by many dividend-paying stocks was surprising, given the new federal law reducing the tax rate on corporate dividends. Nevertheless, we were encouraged that in the second quarter of 2004 the fiscal year performance among dividend-paying stocks started to improve. In addition, most of the companies the fund owns began showing improved fundamentals, and the fund experienced an acceleration in income growth through dividend increases.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
The improved stock market gave us several opportunities to improve the positioning of the portfolio. For example, we took profits in sectors that had been performing well for an extended period of time and had become overpriced in our opinion, including REITs (real estate investment trusts), energy and retail. We also reduced the fund's weighting in the financials sector, which appeared fully priced with the prospect of the Federal Reserve beginning a tightening cycle. We used the proceeds to build positions in several diverse new holdings that offer better prospects for dividend growth.

Our goal is to focus more heavily on companies that can increase their dividends. Although a company's ability to generate current dividend yield remains a desirable characteristic, we believe dividend growth may be a more important factor for future stock returns. We believe our current strategies better position the portfolio to take advantage of what may be a strong period ahead for companies that can raise their dividend payments.

WHICH SECTORS OFFERED NOTABLE PERFORMANCE?
The fund's leading performers including sectors that demonstrated profit performance above and beyond expectations. For example, cyclical sectors such as energy, industrials, technology and REITs performed well, as did more stable sectors, including defense, consumer staples and finance.

In general, poor performance came from the market's defensive sectors, including telecommunications, utilities and health care. In particular, major pharmaceuticals represented the biggest disappointment, due to concerns about patent expirations, generic competition, slowing new product profiles and political pressures regarding rising prescription prices. In response, we made only modest adjustments to our health care exposure, preferring to maintain our positions in high-quality, undervalued companies with good growth prospects.

Top 10 Holdings*
 1.  Pfizer, Inc..............  3.5%
 2.  Exxon Mobil Corp.........  3.4%
 3.  Citigroup, Inc...........  3.3%
 4.  General Electric Co......  3.1%
 5.  Bank of America Corp.....  2.4%
 6.  Minnesota Mining &
     Manufacturing Co.........  2.4%
 7.  International Business
     Machines Corp............  2.3%
 8.  Wells Fargo & Co.........  2.3%
 9.  Coca-Cola Co.............  2.0%
10.  Fannie Mae...............  1.8%

Portfolio Allocation*
Common Stocks..............   94.1%
Preferred and Convertible
  Preferred Stocks.........    3.0%
Investment Companies.......    1.8%
Convertible Bonds..........    1.2%
Other Liabilities in excess
  of Assets................   -0.1%

Top 5 Industries*
 1.  Finance..................  22.6%
 2.  Producer Manufacturing...  13.2%
 3.  Health Technology........  11.6%
 4.  Consumer Non-Durables....   9.8%
 5.  Electronic Technology....   7.1%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP EQUITY INCOME FUND
--------------------------------------------------------------------------------
PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                      LOGO

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I              16.22%      -0.55%      10.16%          9.35%         7/2/87
---------------------------------------------------------------------------------------
  Class A              15.93%      -0.81%       9.87%          9.00%         7/2/87
---------------------------------------------------------------------------------------
  Class A*              9.85%      -1.87%       9.28%          8.66%         7/2/87
---------------------------------------------------------------------------------------
  Class B              15.09%      -1.53%       9.23%          8.26%         7/2/87
---------------------------------------------------------------------------------------
  Class B*             10.09%      -1.82%       9.23%          8.26%         7/2/87
---------------------------------------------------------------------------------------
  Class C              15.12%      -1.52%       9.10%          8.16%         7/2/87
---------------------------------------------------------------------------------------
  Class C*             14.12%      -1.52%       9.10%          8.16%         7/2/87
---------------------------------------------------------------------------------------
  S&P 500              19.10%      -2.21%      11.83%         10.68%
---------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Equity Income Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 18

ONE GROUP DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Mike Weiner, CFA, a managing director of the equity diversified strategies team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 14.44% for the year ended June 30, 2004. (For information on other share classes, see page 19.)

HOW WOULD YOU CHARACTERIZE THE STOCK MARKET CLIMATE?
The market moved in two distinct phases over the last year. According to our research, the market moved up approximately 18% from July 1, 2003, through January 31, 2004 as measured by the S&P SuperComposite 1500 Index. From that point through June 30, 2004, the market has moved in a narrow trading range. The July-to-January move was a continuation of the enthusiasm that began in April 2003. Investors sought risk and were willing to buy lower-quality, speculative stocks they thought would benefit from a potentially synchronized global recovery.

From the end of January through June 30, 2004, many investors have welcomed the earnings recovery but feared a peak in earnings; they have applauded lower interest rates but taken cover when they thought rates could rise. The market in 2004 seemed to be a series of many modest moves with little direction or conviction.

HOW DID THIS ENVIRONMENT AFFECT THE FUND'S PERFORMANCE?
The fund's Class I shares underperformed its benchmark, the S&P 500 Index, for the fiscal year. (total return of 19.10%, see page 19 for details.) The fund was invested in the higher-quality, larger-cap segment of the market for the first half of the year and missed a portion of the rally since many lower-quality and smaller-caps outperformed in that period.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
In implementing the fund's investment strategy, our management team works with our systematic ranking process to find investment ideas, or "suspects," for the portfolio. With diligence, we whittle our suspects into prospects.

Throughout the year we initiated positions in solid growth companies, added to some good franchises with low expectations, and sold off some stocks that either had disappointed us or lost their investment merit.

DID ANY MARKET SECTORS OFFER NOTABLE PERFORMANCE?
The fund's industrials sectors performed well. Stocks in this group benefited from a change in investor sentiment and a pickup in economic activity. Energy stocks also added value, especially refiners, which performed well as energy prices increased during the fiscal year. In addition, our technology holdings that had been depressed rebounded nicely and helped overall portfolio performance.

The fund realized disappointing results from its health care and consumer holdings. In the health care sector, a couple ideas we thought represented good value turned out not to be, which cost us some return. In the consumer space, the fund was underweighted in autos and housing, groups that performed well. In addition, some internet retail stocks that we did not own posted strong returns during the year. We also positioned the portfolio for a recovery in advertising, which did not occur.

Top 10 Holdings*
 1.  Microsoft Corp.........  3.7%
 2.  Exxon Mobil Corp.......  3.3%
 3.  Pfizer, Inc............  3.3%
 4.  Citigroup, Inc.........  3.2%
 5.  General Electric Co....  2.9%
6... Freddie Mac............  2.5%
 7.  Wal-Mart Stores, Inc...  2.3%
 8.  Intel Corp.............  2.2%
 9.  American International
     Group, Inc.............  1.9%
10.  Amgen, Inc.............  1.8%

Portfolio Allocation*
Common Stocks............   99.4%
Investment Companies.....    0.7%
Other Liabilities in
  excess of Assets.......   -0.1%

Top 5 Industries*
 1.  Finance................  21.8%
 2.  Producer
     Manufacturing..........  12.8%
 3.  Electronic
     Technology.............  10.7%
 4.  Health Technology......   9.3%
 5.  Retail Trade...........   8.1%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I              14.44%      -3.21%       9.70%         10.36%        12/29/89
---------------------------------------------------------------------------------------
  Class A              14.21%      -3.45%       9.46%         10.20%        12/29/89
---------------------------------------------------------------------------------------
  Class A*              8.18%      -4.49%       8.87%          9.79%        12/29/89
---------------------------------------------------------------------------------------
  Class B              13.27%      -4.17%       8.81%          9.52%        12/29/89
---------------------------------------------------------------------------------------
  Class B*              8.27%      -4.53%       8.81%          9.52%        12/29/89
---------------------------------------------------------------------------------------
  Class C              13.28%      -4.16%       8.71%          9.45%        12/29/89
---------------------------------------------------------------------------------------
  Class C*             12.28%      -4.16%       8.71%          9.45%        12/29/89
---------------------------------------------------------------------------------------
  S&P 500              19.10%      -2.21%      11.83%         10.80%
---------------------------------------------------------------------------------------
  S&P SuperComposite
    1500               20.04%      -0.47%      12.38%         11.18%
---------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class I (3/26/96), Class B (9/9/94) and Class C (11/4/97), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses including the absence of a sales charge in the case of Class I shares.

The above-quoted performance data includes the performance of the Paragon Value Equity Income Fund for the period before it was acquired by the One Group Diversified Equity Fund on March 26, 1996.

The performance of the Diversified Equity Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P SuperComposite 1500 Index represents the performance of large and small companies in the U.S. stock market.

The S&P SuperComposite 1500 Index consists of the average monthly returns of the S&P 500 Index for periods prior to January 1995. Thereafter, the data is from the S&P SuperComposite 1500 Index, which corresponds with the initiation of the S&P SuperComposite 1500 Index on January 1, 1995.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 20

ONE GROUP BALANCED FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Scott Grimshaw, CFA, portfolio manager for the fixed income portion of the fund, Mike Weiner, CFA, managing director of the equity diversified strategies team, Gary Madich, CFA and chief investment officer of fixed income securities, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 8.80% for the 12-month period ended June 30, 2004. (For information on other share classes, see page 21.)

HOW DID THIS PERFORMANCE COMPARE TO THE MARKET IN GENERAL?
The fund's Class I shares underperformed its market benchmark, the S&P 500 Index (total return of 19.10%, see page 21 for details). This primarily was due to performance in the fund's equity portfolio. The fund's stock portfolio was invested in higher-quality, larger-cap securities for the first half of the fiscal year. Unfortunately, during that time the market rewarded lower-quality, smaller-cap stocks.

WHAT WERE YOUR KEY STRATEGIES IN THE EQUITY PORTFOLIO?
In implementing the fund's investment strategy, our management team works with our systematic ranking scheme to find investment ideas, or "suspects," for the portfolio. With diligence, we whittle our suspects into prospects. Throughout the year we initiated positions in solid growth companies, added to some good franchises with low expectations, and sold off some stocks that either had disappointed us or lost their investment merit.

DID ANY STOCKS OFFER NOTABLE PERFORMANCE?
The fund's industrials sectors performed well, benefiting from a change in investor sentiment and a pickup in economic activity. Energy stocks also added value, due to rising oil prices. In addition, several of our technology holdings rebounded nicely.

The fund realized disappointing results from its health care and consumer holdings. In the health care sector, some stocks we thought represented good value turned out not to be, which cost us some return. In the consumer space, the fund was underweighted in autos, housing and internet retail, groups that performed well. We also positioned the portfolio for a recovery in advertising, which did not occur.

HOW DID YOU POSITION THE BOND PORTFOLIO?
In the fund's bond portfolio, we focused on corporate, mortgage- and asset-backed securities during the fiscal year. As interest rates increased throughout the 12-month period, we focused on generating an attractive yield in the portfolio. We selectively added to and took profits from our position in corporate bonds. We continued to purchase mortgage-backed securities as the growing pace of mortgage prepayments forced us to buy new securities to maintain our mortgage weighting.

Balanced Portfolio Allocation*
 1.  Common Stocks..........  60.4%
 2.  Government Agencies....  14.1%
 3.  Corporate Bonds........  13.3%
 4.  U.S. Treasuries........  10.2%
 5.  Asset-Backed
     Securities.............  1.3%
 6.  Collateralized Mortgage
     Obligations............  0.4%
 7.  Investment Companies...  0.3%

Top 5 Equity Industries*
Finance...................
                            13.2%
Producer Manufacturing....
                             7.8%
Electronic Technology.....
                             6.6%
Health Technology.........
                             5.7%
Retail Trade..............
                             4.9%

Top 5 Fixed Income Sectors*
 1.  Corporate Bonds........  13.3%
 2.  Federal Home Loan
     Mortgage Corporation...   7.7%
 3.  U.S. Treasury Bonds....   7.6%
 4.  Federal National
     Mortgage Association...   5.4%
 5.  U.S. Treasury Strips...   2.6%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP BALANCED FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I               8.80%       0.97%       8.75%         7.77%          4/2/93
---------------------------------------------------------------------------------------
  Class A               8.52%       0.72%       8.46%         7.49%          4/2/93
---------------------------------------------------------------------------------------
  Class A*              2.87%      -0.36%       7.88%         6.98%          4/2/93
---------------------------------------------------------------------------------------
  Class B               7.67%      -0.04%       7.83%         6.90%          4/2/93
---------------------------------------------------------------------------------------
  Class B*              2.67%      -0.40%       7.83%         6.90%          4/2/93
---------------------------------------------------------------------------------------
  Class C               7.62%      -0.05%       7.66%         6.71%          4/2/93
---------------------------------------------------------------------------------------
  Class C*              6.62%      -0.05%       7.66%         6.71%          4/2/93
---------------------------------------------------------------------------------------
  S&P 500              19.10%      -2.21%      11.83%        10.63%
---------------------------------------------------------------------------------------
  Lipper Balanced
    Funds Index        12.64%       2.18%       8.94%         8.18%
---------------------------------------------------------------------------------------
  Lehman Brothers
    Intermediate
    Gov/Credit Index   -0.07%       6.75%       6.90%         6.29%
---------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class B (1/14/94) and Class C (5/30/00), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Balanced Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper Balanced Fund Index is a blended index consisting of both stocks and bonds with a typical stock to bond ratio of around 60% to 40%.

The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged index comprised of US Government agency and Treasury Securities and investment grade corporate bonds.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 22

ONE GROUP EQUITY INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Bala Iyer, Ph.D., CFA and a member of the equity quantitative team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 18.67% for the fiscal year ended June 30, 2004. (For information on other share classes, see page 23.)

HOW DID THE MARKET CLIMATE AFFECT FUND PERFORMANCE?
A strong economy helped promote good corporate earnings growth. This was reflected in stock prices, which increased strongly during the 12-month period. As it is designed to do, the fund's Class I shares offered a total return similar to that of the S&P 500 Index, the unmanaged group of stocks the fund seeks to track. The S&P 500 Index returned 19.10% for the year (see page 23 for details).

HOW DO YOU TRACK THE INDEX'S PERFORMANCE?
We strictly follow the benchmark positions and weights and stay fully invested. We also take advantage of securities lending and profit-sharing arrangements with brokers to help offset some of the transaction costs associated with running an index fund.

WHICH MARKET SECTORS OFFERED NOTABLE PERFORMANCE?
Stocks in the consumer durables and non-energy minerals sectors posted the best returns for the fund, primarily due to strength in consumer spending and commodity prices. Stocks in the health technology and communication sectors generated poor performance, as they are less sensitive to strength in the economy.

Top 10 Holdings*
 1.  General Electric Co....  3.2%
 2.  Microsoft Corp.........  2.9%
 3.  Exxon Mobil Corp.......  2.7%
 4.  Pfizer, Inc............  2.4%
 5.  Citigroup, Inc.........  2.2%
 6.  Wal-Mart Stores, Inc...  2.1%
 7.  American International
     Group, Inc.............  1.7%
 8.  Intel Corp.............  1.7%
 9.  Bank of America Corp...  1.6%
10.  Johnson & Johnson......  1.5%

Portfolio Allocation*
Common Stocks............   99.4%
Investment Companies.....    1.0%
Other Liabilities in
  excess of Assets.......   -0.4%

Top 5 Industries*
 1.  Finance................  20.1%
 2.  Electronic
     Technology.............  12.2%
 3.  Health Technology......  11.4%
 4.  Consumer Non-Durable...   8.0%
 5.  Producer
     Manufacturing..........   7.7%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP EQUITY INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I              18.67%      -2,51%      11.49%         10.78%         7/2/91
---------------------------------------------------------------------------------------
  Class A              18.38%      -2.75%      11.20%         10.51%         7/2/91
---------------------------------------------------------------------------------------
  Class A*             12.18%      -3.80%      10.60%         10.06%         7/2/91
---------------------------------------------------------------------------------------
  Class B              17.47%      -3.49%      10.53%          9.88%         7/2/91
---------------------------------------------------------------------------------------
  Class B*             12.47%      -3.87%      10.53%          9.88%         7/2/91
---------------------------------------------------------------------------------------
  Class C              17.51%      -3.48%      10.39%          9.74%         7/2/91
---------------------------------------------------------------------------------------
  Class C*             16.51%      -3.48%      10.39%          9.74%         7/2/91
---------------------------------------------------------------------------------------
  S&P 500              19.10%      -2.21%      11.83%         11.25%
---------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Equity Index Fund is measured against the S&P 500 Index, an unmanaged index generally representative of the performance of large companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 24

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Bala Iyer, Ph.D., CFA and a member of the equity quantitative team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 29.54% for the 12-month period ended June 30, 2004. (For information on other share classes, see page 25.)

HOW WOULD YOU CHARACTERIZE PERFORMANCE AMONG SMALL-AND MID-CAP STOCKS?
A vibrant economy led to strong earnings growth during the fiscal year. In this environment, smaller-cap stocks outperformed their larger counterparts.

The performance of the fund's Class I shares was in line with that of its benchmark index, the S&P 1000 Index (total return of 30.22%, see page 25 for details). Our goal is to achieve a correlation between the performance of the fund and the index of at least 0.95, without taking into account the fund's expenses.

HOW DID YOU ATTEMPT TO TRACK THE INDEX?
The fund owned more than 85% of the stocks represented in the index. With the remaining portion of the portfolio, we attempted to add value for shareholders by implementing a balanced, industry-neutral stock-selection process. We did not take industry or sector bets. Rather, we made small tilts toward attractive stocks and away from unattractive stocks within certain industries. We used a balanced, quantitative stock-selection process that kept our overall portfolio performance and risk exposure within targeted benchmark guidelines.

WHICH AREAS OFFERED NOTABLE PERFORMANCE FOR SHAREHOLDERS?
A resurgence in global economic growth, particularly in Asia, helped commodity-oriented sectors perform particularly well. For example, the fund's energy minerals stocks were up 48%, and the fund's non-energy minerals holdings were up 68%.

Non-cyclical sectors, such as utilities and telephone companies, did not increase as much as the economically sensitive areas. Utilities, for example, increased 12% for the year. Rising long-term interest rates put a damper on growth in these sectors.

Top 10 Holdings*
 1.  Tyson Foods, Inc., Class
     A........................  0.7%
 2.  Fidelity National
     Financial, Inc...........  0.6%
 3.  Mohawk Industries, Inc...  0.6%
 4.  New York Community
     Bancorp, Inc.............  0.5%
 5.  Coach, Inc...............  0.5%
 6.  Independence Community
     Bank Corp................  0.5%
 7.  SPX Corp.................  0.5%
 8.  D.R. Horton, Inc.........  0.5%
 9.  Lear Corp................  0.5%
10.  Beckman Coulter, Inc.....  0.5%

Portfolio Allocation*
Common Stocks..............   98.7%
Investment Companies.......    1.7%
U.S. Treasury
  Obligations..............    0.1%
Other Liabilities in excess
  of Assets................   -0.5%

Top 5 Industries*
 1.  Finance..................  17.1%
 2.  Electronic Technology....  11.8%
 3.  Producer Manufacturing...   6.7%
 4.  Retail Trade.............   6.4%
 5.  Consumer Services........   6.2%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

----------------------------------------------------------------------------------------------------
                           1 Year              5 Year          Since Inception     Inception Date
----------------------------------------------------------------------------------------------------
  Class I                  29.54%               9.08%              10.18%              7/31/98
----------------------------------------------------------------------------------------------------
  Class A                  29.16%               8.79%               9.89%              7/31/98
----------------------------------------------------------------------------------------------------
  Class A*                 22.40%               7.62%               8.90%              7/31/98
----------------------------------------------------------------------------------------------------
  Class B                  28.30%               7.98%               9.35%              7/31/98
----------------------------------------------------------------------------------------------------
  Class B*                 23.30%               7.69%               9.24%              7/31/98
----------------------------------------------------------------------------------------------------
  Class C                  28.22%               7.99%               9.05%              7/31/98
----------------------------------------------------------------------------------------------------
  Class C*                 27.22%               7.99%               9.05%              7/31/98
----------------------------------------------------------------------------------------------------
  S&P 1000                 30.22%               9.58%              11.00%
----------------------------------------------------------------------------------------------------
  S&P MidCap 400           27.99%               9.05%              11.26%
----------------------------------------------------------------------------------------------------
  S&P SmallCap 600         35.24%              10.70%              10.01%
----------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/98), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Market Expansion Index Fund is measured against the S&P 1000 Index, an unmanaged index generally representative of the performance of the small and mid-size companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The S&P MidCap 400 Index is a capitalization-weighted index that measures the performance of the 400 mid-capitalization domestic stocks representing all major industries.

The S&P SmallCap 600 Index is a capitalization-weighted index that measures the performance of the 600 small-capitalization domestic stocks representing all major industries.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 26

ONE GROUP TECHNOLOGY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Carol R. Miller, CFA, managing director of the equity growth team, and Larry Baumgartner, CFA and chief investment officer of equity securities

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares class posted a total return of 19.79% for the year ended June 30, 2004. (For information on other share classes, see page 27.)

DID ANY PARTICULAR TRENDS EMERGE IN THE TECHNOLOGY SECTOR?
The economy recovered strongly during the fiscal year, sending stocks significantly higher. Technology stocks performed particularly well, with the lowest-quality, highest-risk stocks performing the best.

HOW DID THIS FOCUS ON LOWER-QUALITY STOCKS INFLUENCE FUND PERFORMANCE?
The market's general preference for lower-quality stocks had a negative influence on the portfolio's relative performance. The fund's Class I shares underperformed its benchmark, the Goldman Sachs Technology Industry Composite Index (total return of 27.49%, see page 27 for details). The fund continued to favor high-quality companies, which contributed to the underperformance. In particular, the fund was underweighted in communication stocks, due to our concerns about the sector's long-term growth prospects. Nevertheless, the sector generated stellar performance, and our underweight hurt relative results. In addition, the fund was underweighted in the cyclical semiconductor industry, which also rose strongly. We overweighted the less-cyclical software industry. But, this sector underperformed other technology stocks.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
Our primary strategy was to evaluate supply and demand considerations and competitive situations on a long-term basis to uncover companies that we believed offered long-term, sustainable growth potential. We also conducted valuation analysis, giving heavy weight to balance sheet considerations. We avoided companies with significant cyclical exposure but dim prospects on a long-term basis and companies that appeared overvalued. Our strategy was not effective on a short-term basis, given the market's appetite for companies with the greatest cyclical exposure. Longer-term, though, we remain confident in our strategies.

DID ANY FUND HOLDINGS OFFER NOTABLE PERFORMANCE?
A leading provider of Internet security technology, the stock of which we overweighted, was a stellar performer for the year and contributed strongly to the fund's return. The Internet security industry is expected to be a strong growth area for the long term, and we believe our position in the industry leader is deserving of its premium valuation.

A lack of exposure to Internet stocks, which we believed were overvalued, hurt the fund's relative performance. In addition, our underweight in semiconductors detracted from performance.

Top 10 Holdings*
 1.  Microsoft Corp.........  9.7%
 2.  Intel Corp.............  8.6%
 3.  Cisco Systems, Inc.....  8.4%
 4.  International Business
     Machines Corp..........  8.3%
 5.  Dell, Inc..............  5.4%
 6.  Hewlett-Packard Co.....  4.0%
 7.  Oracle Corp............  3.1%
 8.  First Data Corp........  2.8%
 9.  eBay, Inc..............  2.7%
10.  Qualcomm, Inc..........  2.5%

      Portfolio Allocation*
Common Stocks.............  98.9%
Investment Companies......   1.1%

Sector Breakdown*
 1.  Electronic
     Technology.............  63.8%
 2.  Technology Services....  35.1%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP TECHNOLOGY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------
                       1 Year    Since Inception Inception Date
---------------------------------------------------------------
  Class I               19.79%       -18.51%        7/28/00
---------------------------------------------------------------
  Class A               19.35%       -18.69%        7/28/00
---------------------------------------------------------------
  Class A*              12.98%       -19.80%        7/28/00
---------------------------------------------------------------
  Class B               18.41%       -19.31%        7/28/00
---------------------------------------------------------------
  Class B*              13.41%       -19.93%        7/28/00
---------------------------------------------------------------
  Class C               18.41%       -19.31%        7/28/00
---------------------------------------------------------------
  Class C*              17.41%       -19.31%        7/28/00
---------------------------------------------------------------
  Goldman Sachs
    Technology Index    27.49%       -20.40%
---------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Technology Fund is measured against the Goldman Sachs Technology Index, a capitalization-weighted index generally representative of the performance of securities covered in the technology sector. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The fund's value and it's returns may be considerably more volatile and pose greater risks due to the nature of the technology sector (short product cycles, price competition, obsolescence of existing technology) than the values and returns of other mutual funds invested in a broader range of industries and companies.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 28

ONE GROUP HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Bihag Patel, CFA, a health sciences team member, Carol R. Miller, CFA and managing director of the equity growth team, and Larry Baumgartner, CFA and chief investment officer of equity securities

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 7.23% for the one-year period ended June 30, 2004. (For information on other share classes, see page 29.)

IN GENERAL, HOW DID HEALTH CARE STOCKS PERFORM DURING THE YEAR?
For the health care sector, innovation characterized the year, with several technological advances in the areas of cancer research and cardiology. Nevertheless, stock returns for the health care sector trailed the market as a whole, despite the strong economic recovery experienced during the 12-month period. This was largely because many investors rotated out of defensive sectors, including the major pharmaceuticals arena, and into more economically sensitive sectors expected to benefit from the economic recovery.

The fund's Class I shares underperformed its market benchmark, the Goldman Sachs Health Care Index. (total return of 11.59%, see page 29 for index-comparison details.) This primarily was due to the fund's large underweight in orthopedic medical devices, compared to the index. We continue to believe the fund's long-term performance potential remains attractive, and we think the fund may be well positioned for the next wave of innovation in health care.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
Our primary strategy is to emphasize companies with new products that we believe will drive strong, sustainable revenue and earnings growth. We also look for companies offering the potential for upward earnings revisions. Overall, we maintain a disciplined approach to our stock-selection efforts, focusing on valuation.

WHICH HOLDINGS OFFERED NOTABLE PERFORMANCE?
The managed care and emerging biotech sectors offered the best performance for the fund during the fiscal year. The fund's managed care holdings significantly outperformed the benchmark's, due primarily to three key holdings. These stocks benefited from a favorable pricing environment, which led to strong earnings growth. The fund's strong outperformance in the emerging biotech area was due to solid results from a single holding. This company benefited from royalties it will receive on two new products.

The generic drugs and major pharmaceuticals sectors performed poorly during the year. Industry fundamentals for generic drugs remained strong, but several company-specific issues hurt returns. Among major pharmaceuticals, generic competition continued to outstrip pipeline productivity, which hurt growth and returns.

Top 10 Holdings*
 1.  Pfizer, Inc............  7.7%
 2.  Amgen, Inc.............  7.6%
 3.  Merck & Co., Inc.......  6.4%
 4.  Wyeth..................  6.1%
 5.  Anthem, Inc............  5.3%
 6.  Medtronic, Inc.........  5.3%
 7.  Genentech, Inc.........  4.6%
 8.  Gilead Sciences, Inc...  4.5%
 9.  Boston Scientific
     Corp...................  4.1%
10.  Eli Lilly & Co.........  4.0%

Portfolio Allocation*
Common Stocks............   99.4%
Investment Companies.....    0.8%
Other Liabilities in
  excess of Assets.......   -0.2%

Sector Breakdown*
 1.  Health Technology......  83.1%
 2.  Health Services........  16.3%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------
                       1 Year    Since Inception Inception Date
---------------------------------------------------------------
  Class I               7.23%          3.00%        3/23/01
---------------------------------------------------------------
  Class A               6.97%          2.77%        3/23/01
---------------------------------------------------------------
  Class A*              1.40%          1.10%        3/23/01
---------------------------------------------------------------
  Class B               6.38%          2.11%        3/23/01
---------------------------------------------------------------
  Class B*              1.38%          1.22%        3/23/01
---------------------------------------------------------------
  Class C               6.28%          2.08%        3/23/01
---------------------------------------------------------------
  Class C*              5.28%          2.08%        3/23/01
---------------------------------------------------------------
  Goldman Sachs
    Healthcare Index   11.59%          2.68%
---------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Health Sciences Fund is measured against the Goldman Sachs Healthcare Index, an unmanaged index measuring the performance of large- and mid-sized companies in the following sectors: Major/Specialty Pharmaceuticals, Biotechnology, Medical Technology and Health Services. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

As a non-diversified and single industry fund, the value of the shares may fluctuate more than shares invested in a broader range of industries and companies.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 30

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Bala Iyer, Ph.D., CFA and a member of the equity quantitative team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 6.13% for the 12-month period ended June 30, 2004. (For information on other share classes, see page 31.)

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?
The fund's Class I shares significantly outperformed the benchmark, the Merrill Lynch 91-day T-bill (Auction) Index, during the period (total return of 1.00%, see page 31 for details). Through its strategy of taking long positions (buying) in attractive stocks and short positions (short selling) in unattractive stocks, the fund generally strives to offer a return that's three to five percentage points (before fees) greater than the return on Treasury bills.

Unfortunately, the continued-low interest rate environment had a somewhat adverse affect on the fund's performance potential. Until the last day of the fiscal year, when the Federal Reserve increased the federal funds rate by 25 basis points, short-term interest rates remained at 45-year lows. Consequently, rates on Treasury bills were unusually low. Because the total return for the fund is structured as a Treasury bill return plus a spread, a low Treasury bill yield reduces the base for the fund's return.

WHAT WERE YOUR STRATEGIES, AND HOW WERE THEY EFFECTIVE?
As our quantitative philosophy dictates, we do not take sector bets. Instead, we select stocks from a universe of 1,200 to 1,300 large-, mid- and small-cap names, putting equal emphasis on value and growth factors. Our valuation factor, which measures value characteristics, worked well during the year, while our fundamentals factor, which measures growth characteristics, generated marginal results. Overall, we added value in 18 out of 19 sectors, and both the long and short sides of the portfolio added value relative to sector averages.

WHICH AREAS OF THE FUND OFFERED NOTABLE PERFORMANCE?
The best-performing areas in terms of stock selection included industrial commodities, health services and communications technology and software. This diverse group of sectors demonstrates a lack of concentration in the fund's outperformance. On the downside, the only area that generated negative results was the banking group. These stocks suffered due to the market's anticipation of a higher interest rate environment.

Top 10 Long Holdings*
 1.  Tesoro Petroleum
     Corp...................  0.6%
 2.  OM Group, Inc..........  0.5%
 3.  Penn National Gaming,
     Inc....................  0.5%
 4.  Sierra Health
     Services...............  0.5%
 5.  Argosy Gaming Co.......  0.5%
 6.  Steel Dynamics, Inc....  0.5%
 7.  Georgia-Pacific Corp...  0.4%
 8.  FMC Corp...............  0.4%
 9.  Ryder Systems, Inc.....  0.4%
10.  DST Systems, Inc.......  0.4%

Top 10 Short Holdings*
 1.  Quicksilver Resources,
     Inc....................  0.5%
 2.  eBay, Inc..............  0.4%
 3.  SLM Corp...............  0.4%
 4.  Juniper Networks,
     Inc....................  0.4%
 5.  Martek Biosciences
     Corp...................  0.4%
 6.  Adtran, Inc............  0.4%
 7.  99 Cents Only Stores,
     Inc....................  0.4%
 8.  Schering Plough Corp...  0.4%
 9.  DirecTV Group, Inc.....  0.4%
10.  WMS Industries, Inc....  0.4%

Portfolio Allocation*
Common Stocks (Long).....
                            86.4%
Common Stocks (Short)....
                           -85.1%
Investment Companies.....
                            10.2%
Other Assets in excess of
  Liabilities............
                            88.5%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------
                       1 Year    Since Inception Inception Date
---------------------------------------------------------------
  Class I               6.13%         6.01%          5/23/03
---------------------------------------------------------------
  Class A               5.83%         5.74%          5/23/03
---------------------------------------------------------------
  Class A*              0.25%         0.74%          5/23/03
---------------------------------------------------------------
  Class B               5.14%         5.02%          5/23/03
---------------------------------------------------------------
  Class B*              0.14%         1.41%          5/23/03
---------------------------------------------------------------
  Class C               5.14%         5.02%          5/23/03
---------------------------------------------------------------
  Class C*              4.14%         5.02%          5/23/03
---------------------------------------------------------------
  ML 91 Day T-Bill
    (Auction)           1.00%         1.00%
---------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

The performance of the Market Neutral Fund is measured against the Merrill Lynch 3-month Treasury (Auction Rate) Index, an unmanaged index that reflects the total return of a hypothetical Treasury bill with a discount rate equal to the average rate established at each of the auctions during a given month. The monthly return of this index is based on the assumption that the bill is held to maturity. Therefore, it represents a risk-free total return. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 32

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Bala Iyer, Ph.D., CFA and a member of the equity quantitative team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN?
For the year ended June 30, 2004, the fund's Class I shares posted a total return of 34.38%. (For information on other share classes, see page 33.)

HOW DID THE FUND'S RETURN COMPARE TO THAT OF ITS BENCHMARK INDEX?
The fund's Class I shares performed similarly to its benchmark, the Morgan Stanley Capital International (MSCI) EAFE-GDP Index (total return of 35.86%, see page 33 for details).

HOW WOULD YOU DESCRIBE THE CLIMATE FOR INTERNATIONAL STOCKS?
International stock markets rose significantly during the year, with the developed and emerging markets posting strong gains. The majority of the strong performance occurred in the first half of the fiscal year, while the markets remained largely unchanged during the second half of the fiscal year. Emerging markets outperformed the developed markets for the 12-month period. But as the fiscal year drew to a close, emerging markets started to decline.

Japan was a top performer among the major international markets. The country's economy showed signs of an improvement, and the government seems to be winning its long-standing battle with deflation. In addition, the global economic recovery combined with attractive valuations led to good stock performance from Norway, Sweden, Austria and Greece.

No international markets registered negative performance for the year, but an eclectic mix of countries underperformed. For example, Finland's market registered only a slight gain, primarily due to problems at a particular telecommunications firm. Concerns regarding bad loans in the banking system along with rumblings in North Korea led to disappointing performance for the Korean markets. And in Venezuela, political tensions stifled the stock market's gains.

DID YOU FOCUS YOUR HOLDINGS ON ANY PARTICULAR AREAS?
With the developed markets comprising close to 90% of the international stock market capitalization, countries such as Japan, Germany, the United Kingdom and France had the largest exposure in the fund. We also maintained slight exposure to emerging markets, whose outperformance enhanced the fund's relative return.

Top 10 Holdings*
 1.  Toyota Motor Corp......  1.4%
 2.  Total Fina Elf SA......  1.3%
 3.  Eni SpA................  1.3%
 4.  Siemens AG.............  1.3%
 5.  Deutsche Telekom AG....  1.0%
 6.  E.ON AG................  1.0%
 7.  Telefonica SA..........  1.0%
 8.  Deutsche Bank AG,
     Registered Shares......  0.9%
 9.  Amoco BP PLC...........  0.9%
10.  Daimler-Chrysler AG....  0.9%

Portfolio Allocation*
Common Stocks............   93.7%
Repurchase Agreements....    4.7%
Investment Companies.....    3.7%
Preferred Common
  Stocks.................    0.8%
U.S. Treasury
  Obligations............    0.3%
Other Liabilities in
  excess of Assets.......   -3.2%

Top 5 Countries*
 1.  Japan..................  24.6%
 2.  Germany................  12.0%
 3.  United Kingdom.........   9.5%
 4.  France.................   9.1%
 5.  Italy..................   7.6%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I              34.38%      -0.18%       4.85%         6.94%         10/28/92
---------------------------------------------------------------------------------------
  Class A              34.11%      -0.50%       4.58%         6.68%         10/28/92
---------------------------------------------------------------------------------------
  Class A*             27.05%      -1.58%       4.02%         6.19%         10/28/92
---------------------------------------------------------------------------------------
  Class B              33.11%      -1.15%       3.93%         6.01%         10/28/92
---------------------------------------------------------------------------------------
  Class B*             28.11%      -1.54%       3.93%         6.01%         10/28/92
---------------------------------------------------------------------------------------
  Class C              33.02%      -1.17%       3.92%         6.01%         10/28/92
---------------------------------------------------------------------------------------
  Class C*             32.02%      -1.17%       3.92%         6.01%         10/28/92
---------------------------------------------------------------------------------------
  MSCI EAFE-GDP**      35.86%       0.62%       5.70%         8.27%
---------------------------------------------------------------------------------------

 * Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

** Gross Domestic Product (GDP) Weighted Morgan Stanley Capital International
   Europe, Australasia and Far East Index. MSCI EAFE-GDP Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the fund.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class A (4/23/93), Class B (1/14/94) and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

International investing involves increased risk and volatility.

The performance of the International Equity Index Fund is measured against the Morgan Stanley Capital International (MSCI) EAFE-GDP Index, an unmanaged index generally representative of the performance of international stock markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 34

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Steve Eastwood, CFA, a managing director of the international team, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WAS THE FUND'S TOTAL RETURN FOR THE YEAR?
The fund's Class I shares posted a total return of 28.88% for the 12-month period ended June 30, 2004. (For information on other share classes, see page 35.)

HOW WOULD YOU DESCRIBE THE INTERNATIONAL MARKET CLIMATE?
International stock markets rose significantly during the year, with the developed and emerging markets posting strong gains. The majority of the strong performance occurred in the first half of the fiscal year; the markets remained largely unchanged during the first six months of 2004. Emerging markets outperformed the developed markets for the 12-month period. But as the fiscal year drew to a close, emerging markets started to decline.

HOW DID THE FUND'S PERFORMANCE COMPARE TO THAT OF THE BENCHMARK?
The fund's Class I shares underperformed its benchmark index, the Morgan Stanley Capital International (MSCI) EAFE+EMF Index with a total return of 32.88% for the 12-month period, primarily due to the fund maintaining a cyclical bias in 2004. (Please see page 35 for details.) Our partiality toward cyclical sectors and industries helped the fund's performance in the second half of 2003, when the market's focus was on earnings and economic recovery. In the early part of 2004, though, the market shifted toward more defensive positions in response to a slowdown in China and to fears of a Federal Reserve rate hike in the United States. This shift in sentiment led to relative underperformance for the fund.

WHAT WERE YOUR KEY STRATEGIES FOR THE 12-MONTH PERIOD?
Our goal early in the period was to position the fund to take advantage of a global economic recovery. We therefore overweighted the emerging markets and Asia -- at the expense of Europe -- and cyclical industries and companies. In the first calendar quarter of 2004 we took advantage of the strong stock markets, reducing exposure to some of the fund's best performers in recent months and adopting a slightly more defensive posture. We sold holdings in China and Asia and lowered the fund's exposure to pharmaceuticals and energy. Overall, the fund remained pro-cyclical in nature, but grew slightly defensive as the fiscal year came to a close.

WHICH COUNTRIES OFFERED NOTABLE PERFORMANCE?
Japan was the fund's top one-year performer among the major markets, due to an improving economy and signs the country's battle with deflation may be ending. In addition, stocks from Norway, Sweden, Austria and Greece performed well, as they benefited from the global economic recovery and attractive valuations.

Although no international markets registered negative performance for the year, the countries that underperformed were an eclectic mix. The Finland market registered only a slight gain, primarily due to problems at a major telecommunications firm. Concerns regarding bad loans in the banking system along with rumblings in North Korea led to disappointing performance for the Korean markets. In South America, political tensions held back Venezuela's stock market performance.

Top 10 Holdings*
 1.  Golar LNG Ltd..........  2.0%
 2.  Shell Transportation &
     Trading Co., PLC.......  1.8%
 3.  Glaxosmithkline PLC....  1.6%
 4.  Toyota Motor Corp......  1.4%
 5.  Total Fina Elf SA......  1.3%
 6.  Royal Dutch Petroleum
     Co., ADR...............  1.3%
 7.  Royal Bank of Scotland
     Group PLC..............  1.2%
 8.  Easy Japan Railway
     Co.....................  1.1%
 9.  NTT Docomo, Inc........  1.0%
10.  Roche Holding AG.......  1.0%

Portfolio Allocation*
Common Stocks.............  97.2%
Investment Companies......   1.8%
Other Assets in excess of
  Liabilities.............   1.0%

Top 5 Countries*
 1.  Japan..................  20.3%
 2.  United Kingdom.........  14.5%
 3.  Netherlands............   5.7%
 4.  France.................   5.1%
 5.  Norway.................   5.1%

--------------------------------------------------------------------------------

* As of June 30, 2004. The fund's composition is subject to change. Percentages based on net assets.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

                          VALUE OF $10,000 INVESTMENT

                                    [GRAPH]

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------
                       1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------
  Class I              28.88%      -0.19%       4.55%         6.87%         4/30/86
---------------------------------------------------------------------------------------
  Class A              28.59%      -0.42%       4.34%         6.58%         4/30/86
---------------------------------------------------------------------------------------
  Class A*             21.81%      -1.49%       3.77%         6.26%         4/30/86
---------------------------------------------------------------------------------------
  Class B              27.45%      -1.19%       3.76%         5.95%         4/30/86
---------------------------------------------------------------------------------------
  Class B*             22.45%      -1.57%       3.76%         5.95%         4/30/86
---------------------------------------------------------------------------------------
  Class C              28.02%      -1.11%       3.56%         5.85%         4/30/86
---------------------------------------------------------------------------------------
  Class C*             27.02%      -1.11%       3.56%         5.85%         4/30/86
---------------------------------------------------------------------------------------
  MSCI EAFE + EMF**    32.88%       0.65%       4.11%           N/A
---------------------------------------------------------------------------------------

 * Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

** Emerging Markets Free (EMF) Weighted Morgan Stanley Capital International
   Europe, Australasia, and Far East Index. MSCI EAFE + EMF Index is a registered service mark of Morgan Stanley Capital International, which does not sponsor and is in no way affiliated with the fund.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date, without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99) performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

International investing involves increased risk and volatility.

The Diversified International Fund commenced operations as the Pegasus International Equity Fund on December 3, 1994 subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus International Equity Fund prior to the acquisition by the One Group Diversified International Fund on March 22, 1999.

The performance of the Diversified International Fund is measured against the Morgan Stanley Capital International (MSCI) EAFE + EMF Index, an unmanaged index generally representative of the performance of international stock markets and of emerging markets. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 36

ONE GROUP SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 COMMON STOCKS (93.0%):
Commercial Services (6.0%):
    101     Advo, Inc. .......................    3,332
    161     Alliance Data Systems Corp. (b)...    6,803
    151     Arbitron, Inc. (b)................    5,497
     44     Charles River Associates, Inc.
              (b).............................    1,356
    163     DiamondCluster International,
              Inc. ...........................    1,416
     44     G & K Services, Inc., Class A.....    1,780
     55     John H. Harland Co. ..............    1,612
     86     Kroll, Inc. (b)...................    3,186
    180     Labor Ready, Inc. (b).............    2,790
    269     Nautilus Group, Inc. .............    5,241
    167     Navigant Consulting Co. (b).......    3,580
    325     Sapient Corp. (b).................    1,953
    106     Startek, Inc. ....................    3,780
    133     Watson Wyatt & Co. (b)............    3,536
                                                -------
                                                 45,862
                                                -------
Consumer Durables (3.4%):
    165     Activision, Inc. (b)..............    2,624
    123     Clarcor, Inc. ....................    5,642
     59     Fossil, Inc. (b)..................    1,615
     25     Harman International Industries,
              Inc. ...........................    2,230
    102     Polaris Industries, Inc. .........    4,886
     27     Take-Two Interactive Software,
              Inc. (b)........................      821
     74     Thor Industries, Inc. ............    2,483
     79     Toro Co. .........................    5,566
                                                -------
                                                 25,867
                                                -------
Consumer Non-Durables (0.9%):
    229     K Swiss, Inc., Class A............    4,637
     86     NBTY, Inc. (b)....................    2,536
                                                -------
                                                  7,173
                                                -------
Consumer Services (5.1%):
    104     Alliance Gaming Corp. (b).........    1,788
    155     Applebee's International, Inc. ...    3,578
     54     Bright Horizons Family Solutions,
              Inc. (b)........................    2,868
    170     CEC Entertainment, Inc. (b).......    5,017
    199     Emmis Communications Corp., Class
              A (b)...........................    4,175
    465     Lions Gate Entertainment Corp.
              (b).............................    3,246
    110     Radio One, Inc., Class A (b)......    1,769
    142     Rare Hospitality International,
              Inc. (b)........................    3,529
    100     Reader's Digest Association, Inc.,
              Class A.........................    1,599
     84     Shuffle Master, Inc. (b)..........    3,066
    203     Sinclair Broadcast Group Inc.,
              Class A (b).....................    2,081
    213     Sonic Corp. (b)...................    4,853
    167     Tivo, Inc. (b)....................    1,184
                                                -------
                                                 38,753
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Distribution Services (2.7%):
    226     PolyMedica Corp. .................    7,015
    174     SCP Pool Corp. (b)................    7,827
    208     United Natural Foods, Inc. (b)....    6,019
                                                -------
                                                 20,861
                                                -------
Electronic Technology (17.6%):
     79     Andrew Corp. (b)..................    1,581
     60     ATMI, Inc. (b)....................    1,647
     96     Avid Technology, Inc. (b).........    5,211
    137     CACI International, Inc. (b)......    5,536
    119     Cognex Corp. .....................    4,583
    257     Conexant Systems, Inc. (b)........    1,115
     85     Cymer, Inc. (b)...................    3,164
    108     Dot Hill Systems Corp. (b)........    1,213
     81     DSP Group, Inc. (b)...............    2,193
    238     Electronics for Imaging, Inc.
              (b).............................    6,734
    101     Engineered Support Systems,
              Inc. ...........................    5,908
    202     Entegris, Inc. (b)................    2,332
    228     Exar Corp. (b)....................    3,337
     66     FLIR Systems, Inc. (b)............    3,629
    132     Global Payments, Inc. ............    5,934
    100     Helix Technology Corp. ...........    2,131
     85     Integrated Device Technology, Inc.
              (b).............................    1,176
     68     Inter-Tel, Inc. ..................    1,705
    139     Keithley Instruments, Inc. .......    3,085
    212     Kronos, Inc. (b)..................    8,744
    116     Kulicke & Soffa Industries, Inc.
              (b).............................    1,267
    284     Mercury Computer Systems, Inc.
              (b).............................    7,051
    253     Micrel, Inc. (b)..................    3,075
     93     Omnivision Technologies, Inc.
              (b).............................    1,477
    204     Perot Systems Corp. (b)...........    2,703
    125     Plantronics, Inc. (b).............    5,263
    203     Plexus Corp. (b)..................    2,741
    186     Power Integrations, Inc. (b)......    4,629
    128     RF Micro Devices, Inc. (b)........      960
    173     Semtech Corp. (b).................    4,061
    147     Tekelec (b).......................    2,666
    183     Tibco Software, Inc. (b)..........    1,542
    298     Trimble Navigation Ltd. (b).......    8,278
     83     Ultratech, Inc. (b)...............    1,351
     86     Varian Semiconductor Equipment
              Assoc., Inc. (b)................    3,324
    141     Webex Communications, Inc. (b)....    3,057

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
    146     Western Wireless Corp., Class A
              (b).............................    4,221
     74     Zebra Technologies Corp., Class A
              (b).............................    6,464
                                                -------
                                                135,088
                                                -------
Energy Minerals (2.4%):
     55     Cabot Oil & Gas Corp., Class A....    2,331
    129     Evergreen Resources, Inc. (b).....    5,219
    117     Patina Oil & Gas Corp. ...........    3,501
    215     Remington Oil & Gas Corp., Class B
              (b).............................    5,065
    118     Swift Energy Co. (b)..............    2,603
                                                -------
                                                 18,719
                                                -------
Finance (8.5%):
     89     Affiliated Managers Group, Inc.
              (b).............................    4,477
     50     Bristol West Holdings, Inc. (b)...      917
     98     Capital Automotive Real Estate
              Investment Trust................    2,866
    151     CompuCredit Corp. (b).............    2,612
     90     Cullen/Frost Bankers, Inc. .......    4,019
    232     East-West Bancorp, Inc. ..........    7,126
     54     Essex Property Trust, Inc. .......    3,677
    132     First Bancorp Puerto Rico.........    5,359
    134     First Midwest Bancorp, Inc. ......    4,735
    140     Hilb, Rogal & Hamilton Co. .......    5,002
    123     Hudson United Bancorp.............    4,589
    104     ProAssurance Corp. (b)............    3,530
    141     Southwest Bancorp of Texas........    6,220
     88     UCBH Holdings, Inc. ..............    3,486
    124     Wintrust Financial Corp. .........    6,263
                                                -------
                                                 64,878
                                                -------
Health Services (7.3%):
    140     Accredo Health, Inc. (b)..........    5,466
    160     Amerigroup Corp. (b)..............    7,856
     60     Covance, Inc. (b).................    2,315
     92     Coventry Health Care, Inc. (b)....    4,499
     76     Dade Behring Holdings, Inc. (b)...    3,607
    115     Dendrite International, Inc.
              (b).............................    2,144
    245     Gentiva Health Services, Inc.
              (b).............................    3,984
     45     Martek Biosciences Corp. (b)......    2,528
    103     Medicines Co. (b).................    3,139
     98     Odyssey Healthcare, Inc. (b)......    1,838
     45     Pharmaceutical Product
              Development, Inc. (b)...........    1,430
    113     Renal Care Group, Inc. (b)........    3,757
    125     Sierra Health Services (b)........    5,587
     86     Stericycle, Inc. (b)..............    4,450
     82     VCA Antech, Inc. (b)..............    3,675
                                                -------
                                                 56,275
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Technology (13.2%):
    127     Advanced Medical Optics (b).......    5,406
    120     Arthrocare Corp. (b)..............    3,490
     72     Cephalon, Inc. (b)................    3,872
     61     Cooper Cos., Inc. ................    3,879
    179     Cytyc Corp. (b)...................    4,541
     97     Diagnostic Products Corp. ........    4,245
     84     Gen-Probe, Inc. (b)...............    3,975
    104     IDEXX Laboratories, Inc. (b)......    6,546
     54     Inamed Corp. (b)..................    3,362
    105     Integra Lifesciences Corp. (b)....    3,703
     12     Intermagnetics General Corp.
              (b).............................      391
     62     Invacare Corp. ...................    2,759
    146     Medicis Pharmaceuticals, Inc.,
              Class A.........................    5,825
    203     Mentor Corp. .....................    6,954
    156     MGI Pharma, Inc. (b)..............    4,214
    368     Noven Pharmaceuticals, Inc. (b)...    8,100
    146     NPS Pharmaceuticals, Inc. (b).....    3,063
     41     OSI Pharmaceuticals, Inc. (b).....    2,888
     87     Resmed, Inc. (b)..................    4,434
    104     Respironics, Inc. (b).............    6,101
    139     Sybron Dental Specialties, Inc.
              (b).............................    4,149
    156     Techne Corp. (b)..................    6,783
    190     Trimeris, Inc. (b)................    2,742
                                                -------
                                                101,422
                                                -------
Industrial Services (1.5%):
     42     Cal Dive International, Inc.
              (b).............................    1,280
     43     Carbo Ceramics, Inc. .............    2,955
     57     Cooper Cameron Corp. (b)..........    2,776
    266     Tetra Tech, Inc. (b)..............    4,338
                                                -------
                                                 11,349
                                                -------
Non-Energy Minerals (0.6%):
    116     Florida Rock Industries, Inc. ....    4,871
                                                -------
Process Industries (3.2%):
    156     Delta & Pine Land Co. ............    3,426
    103     Ferro Corp. ......................    2,745
     72     Georgia Gulf Corp. ...............    2,594
    600     Grey Wolf, Inc. (b)...............    2,544
    264     Hercules, Inc. (b)................    3,217
    194     Macdermid, Inc. ..................    6,575
    190     Wausau-Mosinee Paper Corp. .......    3,289
                                                -------
                                                 24,390
                                                -------
Producer Manufacturing (6.1%):
     90     Cuno, Inc. (b)....................    4,785
    114     Dionex Corp. (b)..................    6,306

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 38

ONE GROUP SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Producer Manufacturing, continued:
    191     Graco, Inc. ......................    5,931
    162     IDEX Corp. .......................    5,556
     89     Oshkosh Truck Corp. ..............    5,089
     50     Roper Industries, Inc. ...........    2,862
     93     Simpson Manufacturing Co., Inc.
              (b).............................    5,219
    140     Trex Company, Inc. (b)............    5,285
    142     Varian, Inc. (b)..................    5,977
                                                -------
                                                 47,010
                                                -------
Retail Trade (5.2%):
    134     Cost Plus, Inc. (b)...............    4,332
     69     Dick's Sporting Goods, Inc. (b)...    2,294
    205     Fred's, Inc. .....................    4,535
     42     Gander Mountain Co. ..............      964
    166     Hot Topic, Inc. (b)...............    3,403
     95     Lexar Media, Inc. (b).............      636
     69     O'Reilly Automotive, Inc. (b).....    3,096
    145     Pacific Sunwear of California,
              Inc. (b)........................    2,839
    101     Penn National Gaming, Inc. (b)....    3,340
    148     Regis Corp. ......................    6,578
    147     Tractor Supply Co. (b)............    6,131
     35     Urban Outfitters, Inc. (b)........    2,101
                                                -------
                                                 40,249
                                                -------
Technology Services (6.3%):
     55     Advanced Digital Information Corp.
              (b).............................      534
     73     Altiris, Inc. (b).................    2,021
    171     Ansys, Inc. (b)...................    8,037
    118     Ascential Software Corp. (b)......    1,885
     41     Ask Jeeves, Inc. (b)..............    1,596
    159     F5 Networks, Inc. (b).............    4,210
    197     Filenet Corp. (b).................    6,210
    185     Hyperion Solutions Corp. (b)......    8,097
    200     Informatica Corp. (b).............    1,526
     78     Internet Security Systems, Inc.
              (b).............................    1,189
    102     Manhattan Associates, Inc. (b)....    3,149
    178     Serena Software, Inc. (b).........    3,400

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Technology Services, continued:
     97     Sybase, Inc. (b)..................    1,739
     98     Transaction Systems Architects,
              Inc., Class A (b)...............    2,116
    127     United Online, Inc. (b)...........    2,242
                                                -------
                                                 47,951
                                                -------
Transportation (3.0%):
    414     Airtran Holdings, Inc. (b)........    5,854
    147     Forward Air Corp. (b).............    5,512
    115     Heartland Express, Inc. ..........    3,145
    160     Knight Transportation, Inc. (b)...    4,597
     70     Landstar System, Inc. (b).........    3,680
                                                -------
                                                 22,788
                                                -------
  Total Common Stocks                           713,506
                                                -------
INVESTMENT COMPANIES (4.1%):
    424     iShares Russell 2000 Growth Index
              Fund............................   26,561
     40     iShares Russell 2000 Index Fund...    4,720
                                                -------
  Total Investment Companies                     31,281
                                                -------
REPURCHASE AGREEMENTS (2.7%):
 21,032     State Street Bank and Trust,
              0.65%, 7/1/04 (Proceeds at
              maturity $21,032, collateralized
              by various U.S. Government
              securities).....................   21,032
                                                -------
  Total Repurchase Agreements                    21,032
                                                -------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (11.4%):
 87,337     Pool of various securities for One
              Group Equity Funds -- footnote 2
              (Securities Lending)............   87,337
                                                -------
  Total Short-Term Securities Held as
    Collateral for Securities Lending            87,337
                                                -------
Total (Cost $658,287) (a)                       853,156
                                                =======

------------
Percentages indicated are based on net assets of $767,101.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $213,069
                   Unrealized depreciation......................   (18,200)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $194,869
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (96.3%):
Commercial Services (2.5%):
     128    AAR Corp. (b)....................      1,452
     142    Bowne & Co., Inc. ...............      2,248
     151    Cornell Cos., Inc. (b)...........      2,049
      26    Deluxe Corp. ....................      1,150
     132    G & K Services, Inc., Class A....      5,287
     105    Kelly Services, Inc., Class A....      3,115
      88    The Geo Group, Inc. (b)..........      1,791
     313    Unifirst Corp. ..................      9,116
      27    Volt Information Sciences, Inc.
              (b)............................        838
                                               ---------
                                                  27,046
                                               ---------
Consumer Durables (4.4%):
     126    Action Performance Cos., Inc. ...      1,902
     207    Arctic Cat, Inc. ................      5,710
      45    Bassett Furniture Industries,
              Inc. ..........................        982
     305    Bush Industries, Inc. (b)........         85
     176    Coachmen Industries, Inc. .......      2,820
     272    Cooper Tire & Rubber Co. ........      6,259
     102    Eagle Materials, Inc. ...........      7,212
      88    Enesco Group, Inc. (b)...........        791
     213    Furniture Brands International,
              Inc. ..........................      5,342
     122    HNI Corp. .......................      5,184
     206    National R.V. Holdings, Inc.
              (b)............................      3,040
     272    Oneida Ltd. .....................        440
      58    Palm Harbor Homes, Inc. (b)......      1,035
     139    Stanley Works....................      6,335
                                               ---------
                                                  47,137
                                               ---------
Consumer Non-Durables (2.2%):
       1    Farmer Brothers Co. .............         16
      67    J & J Snack Foods Corp. (b)......      2,738
     227    Penford Corp. ...................      3,977
      31    Ralcorp Holdings, Inc. (b).......      1,082
       8    Riviana Foods, Inc. .............        211
     152    Russell Corp. ...................      2,739
     216    Smithfield Foods, Inc. (b).......      6,344
     240    Vans, Inc. (b)...................      4,939
      60    Wolverine World Wide, Inc. ......      1,584
                                               ---------
                                                  23,630
                                               ---------
Consumer Services (5.1%):
     190    Belo Corp., Class A..............      5,101
     227    Bob Evans Farms, Inc. ...........      6,218
      65    Brinker International, Inc.
              (b)............................      2,204
     264    California Pizza Kitchen, Inc.
              (b)............................      5,059
      97    CEC Entertainment, Inc. (b)......      2,855
     323    Jack in the Box, Inc. (b)........      9,607
     212    Landry's Seafood Restaurants,
              Inc. ..........................      6,348
     194    Marcus Corp. ....................      3,341
     127    Nuance Communications, Inc. .....        578
     125    Papa John's International, Inc.
              (b)............................      3,683

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     563    Prime Hospitality Corp. (b)......      5,975
     189    The Steak n Shake Co. (b)........      3,435
                                               ---------
                                                  54,404
                                               ---------
Distribution Services (0.5%):
      71    Applied Industrial Technologies,
              Inc. ..........................      2,137
      26    Lawson Products, Inc. ...........      1,007
      86    Watsco, Inc. ....................      2,411
                                               ---------
                                                   5,555
                                               ---------
Electronic Technology (8.1%):
      77    Actel Corp. (b)..................      1,424
     129    Adaptec, Inc. (b)................      1,092
     363    Advanced Fibre Communication,
              Inc. (b).......................      7,333
     120    Alliance Semiconductor Corp.
              (b)............................        713
     462    American Power Conversion
              Corp. .........................      9,078
     187    Coherent, Inc. (b)...............      5,568
     150    Cohu, Inc. ......................      2,864
     335    CTS Corp. .......................      4,041
     103    Cyberoptics Corp. (b)............      2,678
      76    Dupont Photomasks, Inc. (b)......      1,542
     113    Electronics for Imaging, Inc.
              (b)............................      3,198
     205    Emulex Corp. (b).................      2,930
     389    Exar Corp. (b)...................      5,699
     333    Integrated Device Technology,
              Inc. (b).......................      4,615
      28    Interphase Corp. (b).............        289
     309    KEMET Corp. (b)..................      3,778
     669    Lattice Semiconductor Corp.
              (b)............................      4,690
      52    Micros Systems, Inc. (b).........      2,501
     140    Newport Corp. (b)................      2,259
     444    Optimal Robotics Corp. (b).......      3,375
      89    Park Electrochemical Corp. ......      2,255
     296    Parlex Corp. (b).................      1,923
     390    Planar Systems, Inc. (b).........      5,221
     533    Tellabs, Inc. (b)................      4,656
     198    X-Rite, Inc. ....................      2,881
                                               ---------
                                                  86,603
                                               ---------
Energy Minerals (3.9%):
     402    Ashland, Inc. ...................     21,207
     207    Forest Oil Corp. (b).............      5,657
     102    Frontier Oil Corp. ..............      2,164
     111    Newfield Exploration Co. (b).....      6,191
     157    Spinnaker Exploration Co. (b)....      6,182
                                               ---------
                                                  41,401
                                               ---------
Finance (27.8%):
      58    A.G. Edwards, Inc. ..............      1,983
     156    Affiliated Managers Group, Inc.
              (b)............................      7,864

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 40

ONE GROUP SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Finance, continued:
     253    Alfa Corp. ......................      3,548
     243    Associated Banc Corp. ...........      7,205
     134    Associated Estates Realty
              Corp. .........................      1,077
      88    Assurant, Inc. ..................      2,328
     314    Assured Guaranty Ltd. (b)........      5,314
     142    Astoria Financial Corp. .........      5,181
     233    Axis Capital Holdings Ltd. ......      6,534
     129    Boykin Lodging Co. (b)...........        987
      78    Brandywine Realty Trust..........      2,110
      88    Bristol West Holdings, Inc.
              (b)............................      1,606
      32    C&F Financial Corp. .............      1,058
     279    Ceres Group, Inc. (b)............      1,711
     107    City National Corp. .............      7,049
      70    Colonial BancGroup, Inc. ........      1,268
     131    Commerce Bancshares, Inc. .......      6,028
     111    Commerce Group, Inc. ............      5,474
      95    Community Bank System, Inc. .....      2,161
      83    Compass Bancshares, Inc. ........      3,582
      48    Corus Bankshares, Inc. ..........      1,954
     153    Delphi Financial Group, Class
              A..............................      6,806
     236    E*Trade Group, Inc. (b)..........      2,634
      36    Eastern Virginia Bankshares,
              Inc. ..........................        716
     190    Endurance Specialty Holdings
              Ltd. ..........................      6,597
     412    Equity Inns, Inc. ...............      3,828
      75    FBL Financial Group, Inc., Class
              A..............................      2,117
     157    First Commonwealth Financial
              Corp. .........................      2,039
      63    First Industrial Realty Trust....      2,323
     285    FirstMerit Corp. ................      7,528
      92    Fulton Financial Corp. ..........      1,853
     219    Harleysville Group, Inc. ........      4,120
     298    Highwoods Properties, Inc. ......      7,003
     523    Horace Mann Educators Corp. .....      9,151
      93    Humboldt Bancorp.................      1,942
      14    IBERIABANK Corp. ................        812
     303    Janus Capital Group, Inc. .......      4,994
      73    LandAmerica Financial Group,
              Inc. ..........................      2,848
      29    LSB Bancshares, Inc. ............        467
      88    Mercantile Bank Corp. ...........      3,200
     109    Mercantile Bankshares Corp. .....      5,124
     142    Nationwide Financial Services,
              Inc., Class A..................      5,344
     133    North Valley Bancorp.............      2,113
      21    Old National Bancorp.............        527
     130    Old Republic International
              Corp. .........................      3,090
      10    Penn Real Estate Invest Trust....        337
     853    PMI Group, Inc. .................     37,144
      58    Prentiss Properties Trust........      1,939
      98    ProAssurance Corp. (b)...........      3,336
      87    Protective Life Corp. ...........      3,348
     157    PXRE Group Ltd. .................      3,969

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Finance, continued:
     286    Radian Group, Inc. ..............     13,721
     228    Reinsurance Group of America,
              Inc. ..........................      9,269
     127    Ryder Systems, Inc. .............      5,096
     157    Selective Insurance Group,
              Inc. ..........................      6,248
      88    Silicon Valley Bancshares (b)....      3,491
      24    Simmons First National Corp.,
              Class A........................        632
     176    Sovereign Bancorp, Inc. .........      3,895
      75    StanCorp Financial Group,
              Inc. ..........................      5,051
     237    Summit Properties, Inc. .........      6,066
     103    Susquehanna Bancshares, Inc. ....      2,581
     150    UMB Financial Corp. .............      7,738
      80    Universal American Financial
              Corp. (b)......................        879
     211    Vesta Insurance Group, Inc.
              (b)............................      1,367
      90    Washington Federal, Inc. ........      2,164
      78    Washington Trust Bancorp,
              Inc. ..........................      2,032
     106    WesBanco, Inc. ..................      3,097
     100    Whitney Holding Corp. ...........      4,471
     480    Winston Hotels, Inc. ............      4,965
                                               ---------
                                                 296,034
                                               ---------
Health Services (4.1%):
     183    American Medical Security Group,
              Inc. (b).......................      4,996
     350    D & K Healthcare Resources,
              Inc. ..........................      4,205
      80    Health Net, Inc., Class A (b)....      2,125
     959    Humana, Inc. (b).................     16,210
     220    Manor Care, Inc. ................      7,194
     102    PacifiCare Health Systems, Inc.
              (b)............................      3,945
     175    Rehabcare Group, Inc. (b)........      4,659
                                               ---------
                                                  43,334
                                               ---------
Health Technology (2.7%):
      88    Analogic Corp. ..................      3,751
      56    Datascope Corp. .................      2,205
     200    Intermagnetics General Corp.
              (b)............................      6,823
     250    King Pharmaceuticals, Inc. (b)...      2,865
     239    Maxim Pharmaceuticals, Inc.
              (b)............................      2,303
     255    Osteotech, Inc. (b)..............      1,656
     151    Perrigo Co. .....................      2,865
     177    Steris Corp. (b).................      3,995
      34    Vital Signs, Inc. ...............        985
      45    Zoll Medical Corp. (b)...........      1,595
                                               ---------
                                                  29,043
                                               ---------
Industrial Services (5.3%):
      70    Emcor Group, Inc. (b)............      3,070
      18    Granite Construction, Inc. ......        332
      34    Harsco Corp. ....................      1,583
      24    Herley Industries, Inc. .........        476

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Industrial Services, continued:
      11    Insituform Technologies, Inc.
              (b)............................        184
      51    Lufkin Industries, Inc. .........      1,622
     364    Offshore Logistics, Inc. (b).....     10,228
     416    Pride International, Inc. (b)....      7,126
     126    Seacor Smit, Inc. (b)............      5,551
     539    Shaw Group, Inc. (b).............      5,465
     285    Teekay Shipping Corp. ...........     10,637
     280    Tidewater, Inc. .................      8,336
     107    Willbros Group, Inc. (b).........      1,610
                                               ---------
                                                  56,220
                                               ---------
Non-Energy Minerals (2.2%):
     292    Brush Engineered Materials, Inc.
              (b)............................      5,525
     304    Lafarge North America Corp. .....     13,168
     110    Texas Industries, Inc. ..........      4,531
                                               ---------
                                                  23,224
                                               ---------
Process Industries (2.9%):
      62    Albemarle Corp. .................      1,971
     125    Bemis Co., Inc. .................      3,517
     119    Glatfelter Co. ..................      1,671
     248    H.B. Fuller Co. .................      7,044
      79    Hawkins, Inc. ...................        949
     147    Lubrizol Corp. ..................      5,391
     303    Sensient Technologies Corp. .....      6,517
     129    Stepan Co. ......................      3,366
                                               ---------
                                                  30,426
                                               ---------
Producer Manufacturing (7.3%):
     113    Apogee Enterprises, Inc. ........      1,174
      73    Belden, Inc. ....................      1,570
     250    CompX International, Inc. (b)....      3,752
      42    Cummins, Inc. ...................      2,622
     307    Griffon Corp. (b)................      6,846
     162    Interface, Inc. (b)..............      1,415
     355    Intermet Corp. ..................      1,525
     110    Kaman Corp., Class A.............      1,546
      18    Lincoln Electric Holdings,
              Inc. ..........................        604
     136    Lindsay Manufacturing Co. .......      3,265
     165    Martin Marietta Materials,
              Inc. ..........................      7,335
     171    Mueller Industries, Inc. ........      6,121
      18    Nacco Industries, Inc., Class
              A..............................      1,688
     151    Patrick Industries, Inc. (b).....      1,481
     198    Paxar Corp. (b)..................      3,874
     128    Stewart & Stevenson Services,
              Inc. ..........................      2,288
      67    Tecumseh Products Co. ...........      2,775
     119    Teleflex, Inc. ..................      5,950
      32    Tennant Co. .....................      1,329
      91    Thomas Industries, Inc. .........      3,032
     334    Trinity Industries, Inc. ........     10,615
      37    Valmont Industries, Inc. ........        857

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Producer Manufacturing, continued:
     282    Wolverine Tube, Inc. (b).........      3,069
      69    York International Corp. ........      2,846
                                               ---------
                                                  77,579
                                               ---------
Retail Trade (7.2%):
     347    BJ's Wholesale Club, Inc. (b)....      8,681
      86    Bon-Ton Stores, Inc. ............      1,257
     333    Borders Group, Inc. .............      7,804
      65    Building Material Holding Co. ...      1,227
     184    Dress Barn, Inc. (b).............      3,157
     109    Footstar, Inc. (b)...............        655
     289    Galyan's Trading Co. (b).........      4,823
     152    Linens 'N Things, Inc. (b).......      4,450
     693    Payless Shoesource, Inc. (b).....     10,336
     388    REX Stores Corp. (b).............      4,757
     269    Ruddick Corp. ...................      6,030
     239    Shopko Stores, Inc. (b)..........      3,372
     612    Toys "R" Us, Inc. (b)............      9,743
      96    Weis Markets, Inc. ..............      3,378
     255    Zale Corp. (b)...................      6,939
                                               ---------
                                                  76,609
                                               ---------
Technology Services (2.9%):
     192    Acxiom Corp. ....................      4,772
     103    Agile Software Corp. (b).........        898
     232    Agilysys, Inc. ..................      3,194
     102    Analysts International Corp.
              (b)............................        315
     170    Ascential Software Corp. (b).....      2,717
     433    Braun Consulting, Inc. (b).......        780
     447    EPIQ Systems, Inc. (b)...........      6,478
     114    Jack Henry & Assoc., Inc. .......      2,283
     220    Retek, Inc. (b)..................      1,353
     205    Tech Data Corp. (b)..............      8,038
                                               ---------
                                                  30,828
                                               ---------
Transportation (2.8%):
     291    Alaska Air Group, Inc. (b).......      6,947
      59    Alexander & Baldwin, Inc. .......      1,971
     115    CNF, Inc. .......................      4,768
     417    Frontier Airlines, Inc. (b)......      4,537
      45    Kirby Corp. (b)..................      1,754
     157    Overnite Corp. ..................      4,618
      91    SCS Transportation (b)...........      2,394
     131    Swift Transportation Co., Inc.
              (b)............................      2,348
                                               ---------
                                                  29,337
                                               ---------
Utilities (4.4%):
     125    Atmos Energy Corp. ..............      3,204
     143    Black Hills Corp. ...............      4,504
      48    Cascade Natural Gas Corp. .......      1,060
     159    Central Vermont Public Services
              Corp. .........................      3,266

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 42

ONE GROUP SMALL CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Utilities, continued:
      75    El Paso Electric Co. (b).........      1,156
     122    MDU Resources Group, Inc. .......      2,939
     309    Oneok, Inc. .....................      6,796
     295    PNM Resources, Inc. .............      6,118
     426    Puget Energy, Inc. ..............      9,333
     322    Sierra Pacific Resources (b).....      2,481
     159    TECO Energy, Inc. ...............      1,902
     182    Vectren Corp. ...................      4,557
                                               ---------
                                                  47,316
                                               ---------
  Total Common Stocks                          1,025,726
                                               ---------
WARRANTS (0.0%):
Electronic Technology (0.0%):
       4    Orbital Sciences Corp. ..........         37
                                               ---------
  Total Warrants                                      37
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
INVESTMENT COMPANIES (3.2%):
      19    iShares Russell 2000 Value.......      3,201
  30,824    One Group Prime Money Market
              Fund, Class I (c)..............     30,824
                                               ---------
  Total Investment Companies                      34,025
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (10.2%):
 108,494    Pool of various securities for
              One Group Equity Funds --
              footnote 2 (Securities
              Lending).......................    108,494
                                               ---------
  Total Short-Term Securities Held as
    Collateral for Securities Lending            108,494
                                               ---------
Total (Cost $938,287) (a)                      1,168,282
                                               =========

------------
Percentages indicated are based on net assets of $1,064,932.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $255,361
                   Unrealized depreciation......................   (25,366)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $229,995
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (96.6%):
Commercial Services (3.4%):
     425    Dun & Bradstreet Corp. (b).......     22,897
     655    Harte-Hanks, Inc. ...............     15,980
     637    Manpower, Inc. ..................     32,363
     679    Nextel Partners, Inc., Class A
              (b)............................     10,813
     321    RSA Security, Inc. (b)...........      6,575
                                               ---------
                                                  88,628
                                               ---------
Consumer Durables (1.4%):
     275    Centex Corp. ....................     12,590
     113    Harman International Industries,
              Inc. ..........................     10,283
     329    HNI Corp. .......................     13,941
                                               ---------
                                                  36,814
                                               ---------
Consumer Non-Durables (3.5%):
   1,093    Coach, Inc. (b)..................     49,378
     533    Dean Foods Co. (b)...............     19,894
     676    Hormel Foods Corp. ..............     21,027
                                               ---------
                                                  90,299
                                               ---------
Consumer Services (8.9%):
     507    Brinker International, Inc.
              (b)............................     17,290
     476    Career Education Corp. (b).......     21,666
     246    Cheesecake Factory, Inc. (b).....      9,787
     604    Corinthian Colleges, Inc. (b)....     14,953
     561    Education Management Corp. (b)...     18,431
     393    GTECH Holdings Corp. ............     18,196
     268    International Speedway Corp.,
              Class A........................     13,018
     161    ITT Educational Services, Inc.
              (b)............................      6,121
     367    Mandalay Resort Group............     25,163
     230    MGM Grand, Inc. (b)..............     10,787
     525    Outback Steakhouse, Inc. ........     21,730
     198    Panera Bread Co. (b).............      7,086
     341    Ruby Tuesday, Inc. ..............      9,352
     197    Starwood Hotels & Resorts
              Worldwide, Inc. ...............      8,849
      33    Washington Post Co., Class B.....     30,468
                                               ---------
                                                 232,897
                                               ---------
Distribution Services (1.7%):
     484    CDW Corp. .......................     30,867
     184    Patterson Dental Co. (b).........     14,037
                                               ---------
                                                  44,904
                                               ---------
Electronic Technology (15.6%):
     492    Adtran, Inc. ....................     16,431
     167    Agilent Technologies, Inc. (b)...      4,878
     730    Altera Corp. (b).................     16,225
     201    Amphenol Corp., Class A (b)......      6,684
     151    Arrow Electronics, Inc. (b)......      4,042
      79    Avocent Corp. (b)................      2,884
     198    Broadcom Corp., Class A (b)......      9,251

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
     156    Cognizant Technology Solutions
              Corp. (b)......................      3,959
     583    Comverse Technology, Inc. (b)....     11,625
     679    Cree, Inc. (b)...................     15,800
     318    Diebold, Inc. ...................     16,807
     268    Emulex Corp. (b).................      3,841
     416    Fairchild Semiconductor
              International, Inc. (b)........      6,807
     203    Harris Corp. ....................     10,302
     401    Integrated Circuit Systems, Inc.
              (b)............................     10,902
     637    Integrated Device Technology,
              Inc. (b).......................      8,815
     420    Intersil Corp., Class A..........      9,091
     500    Jabil Circuit, Inc. (b)..........     12,600
     669    Juniper Networks, Inc. (b).......     16,447
     353    KLA-Tencor Corp. (b).............     17,426
     255    L-3 Communications Holdings,
              Inc. ..........................     17,054
     772    Lam Research Corp. (b)...........     20,681
     242    Lexmark International, Inc.,
              Class A (b)....................     23,398
     803    Microchip Technology, Inc. ......     25,333
     212    Novellus Systems, Inc. (b).......      6,672
     231    Qlogic Corp. (b).................      6,145
     323    SanDisk Corp. (b)................      7,004
     523    Semtech Corp. (b)................     12,319
     312    Silicon Laboratories, Inc. (b)...     14,469
     752    Storage Technology Corp. (b).....     21,812
     803    Synopsys, Inc. (b)...............     22,837
   1,280    Tellabs, Inc. (b)................     11,183
     129    Zebra Technologies Corp., Class A
              (b)............................     11,249
                                               ---------
                                                 404,973
                                               ---------
Energy Minerals (3.1%):
     271    Apache Corp. ....................     11,802
     412    Murphy Oil Corp. ................     30,337
   1,312    XTO Energy, Inc. ................     39,094
                                               ---------
                                                  81,233
                                               ---------
Finance (6.1%):
     225    Affiliated Managers Group, Inc.
              (b)............................     11,348
     500    Arthur J. Gallagher & Co. .......     15,212
     488    ChoicePoint, Inc. (b)............     22,269
     359    Commerce Bancorp, Inc. ..........     19,760
     264    Everest Re Group Ltd. ...........     21,207
     426    Legg Mason, Inc. ................     38,741
     137    Lehman Brothers Holdings,
              Inc. ..........................     10,333
     267    New York Community Bancorp,
              Inc. ..........................      5,250
     289    Westamerica Bancorp..............     15,143
                                               ---------
                                                 159,263
                                               ---------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 44

ONE GROUP MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
 Health Services (6.7%):
     141    Aetna, Inc. .....................     11,968
     287    AmerisourceBergen Corp. .........     17,151
     344    Anthem, Inc. (b).................     30,815
     922    Caremark Rx, Inc. (b)............     30,358
     365    Coventry Health Care, Inc. (b)...     17,828
     434    Express Scripts, Inc., Class A
              (b)............................     34,370
     394    Omnicare, Inc. ..................     16,859
     368    Universal Health Services, Inc.,
              Class B........................     16,905
                                               ---------
                                                 176,254
                                               ---------
Health Technology (12.3%):
     187    Allergan, Inc. ..................     16,740
     600    Angiotech Pharmaceuticals, Inc.
              (b)............................     12,082
     465    Barr Pharmaceuticals, Inc. (b)...     15,682
     346    Beckman Coulter, Inc. ...........     21,099
     568    Biogen Idec, Inc. (b)............     35,900
     411    Biomet, Inc. ....................     18,256
     197    Charles River Laboratories
              International, Inc. (b)........      9,651
     421    Dentsply International, Inc. ....     21,928
     354    Edwards Lifesciences Corp. (b)...     12,348
     243    Fisher Scientific International,
              Inc. (b).......................     14,056
     144    Genzyme Corp. (b)................      6,811
     461    Gilead Sciences, Inc. (b)........     30,863
     563    MedImmune, Inc. (b)..............     13,165
     750    Mylan Laboratories, Inc. ........     15,179
     447    Sepracor, Inc. (b)...............     23,647
     189    St. Jude Medical, Inc. (b).......     14,321
     229    Steris Corp. (b).................      5,163
     265    Varian Medical Systems, Inc.
              (b)............................     20,995
     529    Watson Pharmaceuticals, Inc.
              (b)............................     14,241
                                               ---------
                                                 322,127
                                               ---------
Industrial Services (3.7%):
      96    Dycom Industries, Inc. (b).......      2,691
     487    FMC Technologies, Inc. (b).......     14,027
     532    Jacobs Engineering Group, Inc.
              (b)............................     20,962
     233    Patterson-UTI Energy, Inc. ......      7,775
     627    Smith International, Inc. (b)....     34,976
     535    Tetra Tech, Inc. (b).............      8,730
     191    Weatherford International Ltd.
              (b)............................      8,573
                                               ---------
                                                  97,734
                                               ---------
Process Industries (2.8%):
      64    Biotech Holders Trust............      9,417
     434    Freeport-McMoRan Copper & Gold,
              Inc., Class B..................     14,394
     813    Inco Ltd. (b)....................     28,080

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Process Industries, continued:
      94    Scotts Co., Class A (b)..........      5,979
     282    Valspar Corp. ...................     14,198
                                               ---------
                                                  72,068
                                               ---------
Producer Manufacturing (2.0%):
     611    Energizer Holdings, Inc. (b).....     27,492
     258    Graco, Inc. .....................      8,003
     339    Hubbell, Inc., Class B...........     15,819
                                               ---------
                                                  51,314
                                               ---------
Retail Trade (9.6%):
     364    Advance Auto Parts, Inc. (b).....     16,073
     295    Bed Bath & Beyond, Inc. (b)......     11,339
     563    Chico's FAS, Inc. (b)............     25,421
     540    Claire's Stores, Inc. ...........     11,709
     376    Fastenal Co. ....................     21,346
     256    Michael's Stores, Inc. ..........     14,083
     436    O'Reilly Automotive, Inc. (b)....     19,721
   1,064    Petsmart, Inc. ..................     34,514
     791    Rent-A-Center, Inc. (b)..........     23,667
   1,250    Ross Stores, Inc. ...............     33,448
   1,049    TJX Cos., Inc. ..................     25,316
     156    Whole Foods Market, Inc. ........     14,889
                                               ---------
                                                 251,526
                                               ---------
Technology Services (11.6%):
     520    Adobe Systems, Inc. .............     24,176
     738    Affiliated Computer Services,
              Inc., Class A (b)..............     39,047
     235    Ask Jeeves, Inc. (b).............      9,184
     636    BMC Software, Inc. (b)...........     11,760
     306    Certegy, Inc. ...................     11,886
     175    Cognos, Inc. (b).................      6,328
     588    DST Systems, Inc. (b)............     28,277
     421    Electronic Arts, Inc. (b)........     22,960
     182    F5 Networks, Inc. (b)............      4,806
     431    Fair Issac & Co., Inc. ..........     14,398
     493    Fiserv, Inc. (b).................     19,161
      96    Getty Images, Inc. (b)...........      5,760
     292    Intuit, Inc. (b).................     11,273
     431    Macromedia, Inc. (b).............     10,576
     628    Macrovision Corp. (b)............     15,724
     531    National Instruments Corp. ......     16,276
     290    Netease.com, Inc. (b)............     11,999
     303    SunGard Data Systems, Inc. (b)...      7,888
     561    Symantec Corp. (b)...............     24,570
     506    Unisys Corp. (b).................      7,027
                                               ---------
                                                 303,076
                                               ---------
Transportation (3.2%):
   1,281    AMR Corp. (b)....................     15,509
     462    C.H. Robinson Worldwide, Inc. ...     21,168

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP MID CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Transportation, continued:
     493    Expeditors International of
              Washington, Inc. ..............     24,354
     371    J.B. Hunt Transport Services,
              Inc. ..........................     14,309
     473    Swift Transportation Co., Inc.
              (b)............................      8,481
                                               ---------
                                                  83,821
                                               ---------
Utilities (0.9%):
     528    Equitable Resources, Inc. .......     27,292
                                               ---------
  Total Common Stocks                          2,524,223
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (11.7%):
 307,139    Pool of various securities for
              One Group Equity
              Funds -- footnote 2 (Securities
              Lending).......................    307,139
                                               ---------
  Total Short-Term Securities Held as
    Collateral for Securities Lending            307,139
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
INVESTMENT COMPANIES (2.5%):
     172    iShares Russell 2000 Growth Index
              Fund...........................     10,745
     404    MidCap 400 Depositary Receipt....     44,928
  10,760    One Group Prime Money Market
              Fund, Class I (c)..............     10,760
                                               ---------
  Total Investment Companies                      66,433
                                               ---------
Total (Cost $2,258,030) (a)                    2,897,795
                                               =========

------------
Percentages indicated are based on net assets of $2,614,633.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $701,557
                   Unrealized depreciation......................   (61,792)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $639,765
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 46

ONE GROUP MID CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL               SECURITY
AMOUNT($)              DESCRIPTION             VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (98.2%):
Commercial Services (1.3%):
     100    Banta Corp. .....................      4,432
     487    Copart, Inc. (b).................     13,008
     240    Valassis Communications, Inc.
              (b)............................      7,313
                                               ---------
                                                  24,753
                                               ---------
Consumer Durables (5.0%):
     220    Centex Corp. ....................     10,047
     636    D.R. Horton, Inc. ...............     18,058
     192    HNI Corp. .......................      8,106
     356    Lennar Corp. ....................     15,920
     113    Mohawk Industries, Inc. (b)......      8,316
     850    Newell Rubbermaid, Inc. .........     19,975
     236    Pulte Homes, Inc. ...............     12,269
                                               ---------
                                                  92,691
                                               ---------
Consumer Non-Durables (3.5%):
     583    Constellation Brands, Inc., Class
              A (b)..........................     21,654
     380    Loews Corp. -- Carolina Group....      9,317
     911    PepsiAmericas, Inc. .............     19,345
     748    Tyson Foods, Inc., Class A.......     15,660
                                               ---------
                                                  65,976
                                               ---------
Consumer Services (6.0%):
     632    Belo Corp., Class A..............     16,969
     172    Brinker International, Inc.
              (b)............................      5,869
     452    CBRL Group, Inc. ................     13,944
     562    Emmis Communications Corp., Class
              A (b)..........................     11,784
     359    Laureate Education, Inc. (b).....     13,721
     423    Mandalay Resort Group............     29,000
     560    Reader's Digest Association,
              Inc., Class A..................      8,954
     380    Scholastic Corp. (b).............     11,395
                                               ---------
                                                 111,636
                                               ---------
Electronic Technology (7.0%):
   1,603    3Com Corp. (b)...................     10,020
     481    American Power Conversion
              Corp. .........................      9,442
     679    Arrow Electronics, Inc. (b)......     18,219
     128    Diebold, Inc. ...................      6,757
     487    Harris Corp. ....................     24,730
     803    Integrated Device Technology,
              Inc. (b).......................     11,119
     526    L-3 Communications Holdings,
              Inc. ..........................     35,163
     651    Lattice Semiconductor Corp.
              (b)............................      4,562
     457    Newport Corp. (b)................      7,385
     308    Titan Corp. (b)..................      3,998
                                               ---------
                                                 131,395
                                               ---------
Energy Minerals (3.7%):
     475    Arch Coal, Inc. .................     17,381
     238    Devon Energy Corp. ..............     15,689

 SHARES
   OR
PRINCIPAL               SECURITY
AMOUNT($)              DESCRIPTION             VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Energy Minerals, continued:
     563    Pioneer Natural Resources Co. ...     19,733
     230    Valero Energy Corp. .............     16,992
                                               ---------
                                                  69,795
                                               ---------
Finance (28.1%):
     306    AMB Property Corp. ..............     10,586
     392    American Financial Group,
              Inc. ..........................     11,971
     535    American Financial Realty
              Trust..........................      7,645
     560    Associated Banc Corp. ...........     16,591
     401    Assurant, Inc. ..................     10,570
     718    Assured Guaranty Ltd. (b)........     12,170
     320    Axis Capital Holdings Ltd. ......      8,959
     685    Banknorth Group, Inc. ...........     22,236
     589    Compass Bancshares, Inc. ........     25,331
     177    Cousins Properties, Inc. ........      5,845
   1,636    E*Trade Group, Inc. (b)..........     18,244
     280    Endurance Specialty Holdings
              Ltd. ..........................      9,744
     459    Everest Re Group Ltd. ...........     36,910
     591    Fidelity National Financial,
              Inc. ..........................     22,077
     344    First Horizon National Corp. ....     15,646
     481    HCC Insurance Holdings, Inc. ....     16,060
     271    Independence Community Bank
              Corp. .........................      9,850
     603    IndyMac Bancorp, Inc. ...........     19,048
     508    Janus Capital Group, Inc. .......      8,384
     372    Liberty Property Trust...........     14,938
     307    MBIA, Inc. ......................     17,557
     439    Mercantile Bankshares Corp. .....     20,563
     764    National Commerce Financial
              Co. ...........................     24,836
     163    NCO Group, Inc. (b)..............      4,350
     530    New York Community Bancorp,
              Inc. ..........................     10,404
     983    Old Republic International
              Corp. .........................     23,316
     447    PMI Group, Inc. .................     19,445
     274    Protective Life Corp. ...........     10,596
     572    Radian Group, Inc. ..............     27,418
   1,246    Sovereign Bancorp, Inc. .........     27,540
     215    StanCorp Financial Group,
              Inc. ..........................     14,372
     412    United Dominion Realty Trust,
              Inc. ..........................      8,155
     232    Zions Bancorp....................     14,281
                                               ---------
                                                 525,638
                                               ---------
Health Services (3.5%):
     220    AmerisourceBergen Corp. .........     13,158
     441    Omnicare, Inc. ..................     18,875
     607    Triad Hospitals, Inc. (b)........     22,602
     213    Universal Health Services, Inc.,
              Class B........................      9,784
                                               ---------
                                                  64,419
                                               ---------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP MID CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL               SECURITY
AMOUNT($)              DESCRIPTION             VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
 Health Technology (0.6%):
     424    King Pharmaceuticals, Inc. (b)...      4,855
     275    Millennium Pharmaceuticals, Inc.
              (b)............................      3,795
     173    Protein Design Labs, Inc. (b)....      3,310
                                               ---------
                                                  11,960
                                               ---------
Industrial Services (6.2%):
   2,070    El Paso Corp. ...................     16,312
     738    ENSCO International, Inc. .......     21,463
     634    Grant Prideco, Inc. (b)..........     11,698
     309    Helmerich & Payne, Inc. .........      8,083
     492    National-Oilwell, Inc. (b).......     15,493
     417    Republic Services, Inc. .........     12,071
     437    Tidewater, Inc. .................     13,032
     829    Varco International, Inc. (b)....     18,145
                                               ---------
                                                 116,297
                                               ---------
Non-Energy Minerals (1.3%):
     949    AK Steel Holding Corp. (b).......      5,000
     240    Phelps Dodge Corp. ..............     18,603
                                               ---------
                                                  23,603
                                               ---------
Process Industries (5.9%):
     360    Bowater, Inc. ...................     14,968
     330    Cabot Corp. .....................     13,436
     451    Ferro Corp. .....................     12,022
     565    Lubrizol Corp. ..................     20,697
     627    Lyondell Chemical Co. ...........     10,910
     135    Minerals Technologies, Inc. .....      7,807
   1,218    RPM International, Inc. .........     18,521
     248    Valspar Corp. ...................     12,512
                                               ---------
                                                 110,873
                                               ---------
Producer Manufacturing (7.9%):
     619    ALLETE, Inc. ....................     20,626
     532    Borg Warner, Inc. ...............     23,268
     232    Carlisle Cos., Inc. .............     14,430
     403    Lear Corp. ......................     23,755
     552    Pentair, Inc. ...................     18,583
     366    SPX Corp. .......................     16,974
     222    Teleflex, Inc. ..................     11,108
     316    Trinity Industries, Inc. ........     10,042
     211    York International Corp. ........      8,658
                                               ---------
                                                 147,444
                                               ---------
Retail Trade (2.8%):
   1,215    Albertson's, Inc. ...............     32,246
     234    Borders Group, Inc. .............      5,473
     921    Saks, Inc. ......................     13,815
                                               ---------
                                                  51,534
                                               ---------

 SHARES
   OR
PRINCIPAL               SECURITY
AMOUNT($)              DESCRIPTION             VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Technology Services (2.4%):
     528    Ascential Software Corp. (b).....      8,443
     353    Macromedia, Inc. (b).............      8,664
     185    Reynolds & Reynolds Co., Class
              A..............................      4,281
     770    Sybase, Inc. (b).................     13,862
     659    Unisys Corp. (b).................      9,140
                                               ---------
                                                  44,390
                                               ---------
Transportation (2.9%):
     545    Atlantic Coast Airlines, Inc.
              (b)............................      3,128
     582    EGL, Inc. (b)....................     15,492
     685    J.B. Hunt Transport Services,
              Inc. ..........................     26,412
     487    Swift Transportation Co., Inc.
              (b)............................      8,736
                                               ---------
                                                  53,768
                                               ---------
Utilities (10.1%):
     488    Black Hills Corp. ...............     15,363
     380    Consolidated Edison, Inc. .......     15,109
     531    Energy East Corp. ...............     12,884
     210    Equitable Resources, Inc. .......     10,838
     314    Hawaiian Electric Industries,
              Inc. ..........................      8,196
     646    MDU Resources Group, Inc. .......     15,531
     256    NSTAR............................     12,239
     780    Oneok, Inc. .....................     17,146
   1,164    Pepco Holdings, Inc. ............     21,276
     828    Puget Energy, Inc. ..............     18,136
     430    Sempra Energy....................     14,788
     808    Wisconsin Energy Corp. ..........     26,349
                                               ---------
                                                 187,855
                                               ---------
  Total Common Stocks                          1,834,027
                                               ---------
WARRANTS (0.0%):
Finance (0.0%):
     424    Dime Bancorp, Inc. (b)...........         47
                                               ---------
  Total Warrants                                      47
                                               ---------
INVESTMENT COMPANIES (2.1%):
  38,884    One Group Prime Money Market
              Fund, Class I (c)..............     38,884
                                               ---------
  Total Investment Companies                      38,884
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (5.6%):
 103,739    Pool of various securities for
              One Group Equity Funds --
              footnote 2 (Securities
              Lending).......................    103,739
                                               ---------
  Total Short-Term Securities Held as
    Collateral for Securities Lending            103,739
                                               ---------
Total (Cost $1,494,161) (a)                    1,976,697
                                               =========

------------
Percentages indicated are based on net assets of $1,865,719.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 48

ONE GROUP MID CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $498,636
                   Unrealized depreciation......................   (16,100)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $482,536
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP DIVERSIFIED MID CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (98.0%):
Commercial Services (1.7%):
    239     Manpower, Inc. ..................     12,121
    307     RSA Security, Inc. (b)...........      6,278
                                               ---------
                                                  18,399
                                               ---------
Consumer Durables (2.3%):
    114     Cooper Tire & Rubber Co. ........      2,619
    393     D.R. Horton, Inc. ...............     11,169
    146     Mohawk Industries, Inc. (b)......     10,703
                                               ---------
                                                  24,491
                                               ---------
Consumer Non-Durables (3.2%):
    126     Coach, Inc. (b)..................      5,698
    261     Constellation Brands, Inc., Class
              A (b)..........................      9,681
    304     Liz Claiborne, Inc. .............     10,926
    263     Smithfield Foods, Inc. (b).......      7,733
                                               ---------
                                                  34,038
                                               ---------
Consumer Services (4.0%):
    371     Corinthian Colleges, Inc. (b)....      9,183
    203     ITT Educational Services, Inc.
              (b)............................      7,714
    120     Mandalay Resort Group............      8,252
    244     Outback Steakhouse, Inc. ........     10,100
    202     Yum! Brands, Inc. (b)............      7,502
                                               ---------
                                                  42,751
                                               ---------
Distribution Services (2.3%):
    188     CDW Corp. .......................     11,965
    154     Henry Schein, Inc. (b)...........      9,696
     41     Patterson Dental Co. (b).........      3,169
                                               ---------
                                                  24,830
                                               ---------
Electronic Technology (10.7%):
    196     Adtran, Inc. ....................      6,541
    261     Amphenol Corp., Class A (b)......      8,700
    159     Arrow Electronics, Inc. (b)......      4,263
    472     Cadence Design Systems, Inc.
              (b)............................      6,911
    299     Espeed, Inc. (b).................      5,284
    145     Foundry Networks, Inc. (b).......      2,035
     63     Harris Corp. ....................      3,203
    163     International Rectifier Corp.
              (b)............................      6,749
    625     Intersil Corp., Class A..........     13,529
    788     KEMET Corp. (b)..................      9,635
    224     L-3 Communications Holdings,
              Inc. ..........................     14,961
    340     Microchip Technology, Inc. ......     10,720
    156     Plexus Corp. (b).................      2,101
    280     Qlogic Corp. (b).................      7,454
    159     Synopsys, Inc. (b)...............      4,512
    107     Zebra Technologies Corp., Class A
              (b)............................      9,346
                                               ---------
                                                 115,944
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Energy Minerals (5.7%):
    272     Apache Corp. ....................     11,844
    281     Arch Coal, Inc. .................     10,288
    449     Massey Energy Co. ...............     12,673
    188     Murphy Oil Corp. ................     13,830
    357     Pioneer Natural Resources Co. ...     12,541
                                               ---------
                                                  61,176
                                               ---------
Finance (19.6%):
    219     Affiliated Managers Group, Inc.
              (b)............................     11,029
    121     AMBAC Financial Group, Inc. .....      8,917
    248     Associated Banc Corp. ...........      7,337
    417     Assurant, Inc. ..................     11,010
    614     Assured Guaranty Ltd. (b)........     10,406
    430     Axis Capital Holdings Ltd. ......     12,037
    552     Banknorth Group, Inc. ...........     17,923
    298     Catellus Development Corp. ......      7,334
    364     Compass Bancshares, Inc. ........     15,665
  1,135     E*Trade Group, Inc. (b)..........     12,656
    224     Everest Re Group Ltd. ...........     18,023
     93     National Financial Partners
              Co. ...........................      3,286
    192     New York Community Bancorp,
              Inc. ..........................      3,774
    279     North Fork Bancorp, Inc. ........     10,623
    439     Old Republic International
              Corp. .........................     10,417
    365     PMI Group, Inc. .................     15,880
    152     ProAssurance Corp. (b)...........      5,168
    207     Radian Group, Inc. ..............      9,935
    509     Sovereign Bancorp, Inc. .........     11,257
    128     StanCorp Financial Group,
              Inc. ..........................      8,543
                                               ---------
                                                 211,220
                                               ---------
Health Services (3.7%):
    338     Caremark Rx, Inc. (b)............     11,133
    181     Coventry Health Care, Inc. (b)...      8,834
     89     Express Scripts, Inc., Class A
              (b)............................      7,074
    286     Omnicare, Inc. ..................     12,250
                                               ---------
                                                  39,291
                                               ---------
Health Technology (5.2%):
      0     Advanced Medical Optics (b)......          0
    163     Barr Pharmaceuticals, Inc. (b)...      5,492
     89     Beckman Coulter, Inc. ...........      5,458
    119     Biogen Idec, Inc. (b)............      7,547
    140     Dentsply International, Inc. ....      7,319
    136     Fisher Scientific International,
              Inc. (b).......................      7,876
    530     Mylan Laboratories, Inc. ........     10,740
     85     Teva Pharmaceutical -- ADR.......      5,708
    211     Watson Pharmaceuticals, Inc.
              (b)............................      5,663
                                               ---------
                                                  55,803
                                               ---------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 50

ONE GROUP DIVERSIFIED MID CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
 Industrial Services (5.6%):
    206     BJ Services Co. (b)..............      9,438
    375     El Paso Corp. ...................      2,952
    736     Grant Prideco, Inc. (b)..........     13,587
    286     Harsco Corp. ....................     13,433
    113     Jacobs Engineering Group, Inc.
              (b)............................      4,455
    172     National-Oilwell, Inc. (b).......      5,424
    362     Republic Services, Inc. .........     10,484
                                               ---------
                                                  59,773
                                               ---------
Non-Energy Minerals (1.0%):
    248     Lafarge North America Corp. .....     10,749
                                               ---------
Process Industries (5.3%):
    164     Ball Corp. ......................     11,840
    201     Cabot Corp. .....................      8,201
    256     Engelhard Corp. .................      8,258
    288     Freeport-McMoRan Copper & Gold,
              Inc., Class B..................      9,548
    287     Praxair, Inc. ...................     11,463
    143     Valspar Corp. ...................      7,212
                                               ---------
                                                  56,522
                                               ---------
Producer Manufacturing (8.8%):
    498     AGCO Corp. (b)...................     10,141
    230     ALLETE, Inc. ....................      7,658
    461     AMETEK, Inc. ....................     14,252
    211     Borg Warner, Inc. ...............      9,234
    162     Cummins, Inc. ...................     10,111
    131     ITT Industries, Inc. ............     10,904
    260     Lear Corp. ......................     15,362
    182     Martin Marietta Materials,
              Inc. ..........................      8,089
    151     Nordson Corp. ...................      6,553
    104     Smith (A.O.) Corp. ..............      3,298
                                               ---------
                                                  95,602
                                               ---------
Retail Trade (4.0%):
    111     Barnes & Noble, Inc. (b).........      3,776
     98     O'Reilly Automotive, Inc. (b)....      4,416
    176     Petsmart, Inc. ..................      5,713
    245     Regis Corp. .....................     10,937
    322     Rent-A-Center, Inc. (b)..........      9,627
    304     Ross Stores, Inc. ...............      8,122
                                               ---------
                                                  42,591
                                               ---------
Technology Services (4.3%):
    178     Affiliated Computer Services,
              Inc., Class A (b)..............      9,411
    317     AT&T Corp. ......................      4,630

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Technology Services, continued:
    317     ATI Technologies, Inc. (b).......      5,981
     94     Fair Issac & Co., Inc. ..........      3,141
    360     Macromedia, Inc. (b).............      8,826
    192     SunGard Data Systems, Inc. (b)...      4,988
    235     Tech Data Corp. (b)..............      9,194
                                               ---------
                                                  46,171
                                               ---------
Transportation (3.6%):
    194     C.H. Robinson Worldwide, Inc. ...      8,886
    105     Expeditors International of
              Washington, Inc. ..............      5,192
    171     J.B. Hunt Transport Services,
              Inc. ..........................      6,589
    183     Landstar System, Inc. (b)........      9,657
    181     Norfolk Southern Corp. ..........      4,798
    170     Swift Transportation Co., Inc.
              (b)............................      3,046
                                               ---------
                                                  38,168
                                               ---------
Utilities (7.0%):
    243     Alliant Energy Corp. ............      6,330
     62     Ameren Corp. ....................      2,650
    179     Black Hills Corp. ...............      5,639
    219     Entergy Corp. ...................     12,281
    289     Equitable Resources, Inc. .......     14,919
    126     Kinder Morgan, Inc. .............      7,471
    454     MDU Resources Group, Inc. .......     10,913
    175     Scana Corp. .....................      6,362
    269     Wisconsin Energy Corp. ..........      8,769
                                               ---------
                                                  75,334
                                               ---------
  Total Common Stocks                          1,052,853
                                               ---------
INVESTMENT COMPANIES (1.7%):
 18,041     One Group Prime Money Market
              Fund, Class I (c)..............     18,041
                                               ---------
  Total Investment Companies                      18,041
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (6.5%):
 69,583     Pool of various securities for
              One Group Equity
              Funds -- footnote 2 (Securities
              Lending).......................     69,583
                                               ---------
  Total Short-Term Securities Held as
    Collateral for Securities Lending             69,583
                                               ---------
Total (Cost $884,317) (a)                      1,140,477
                                               =========

------------
Percentages indicated are based on net assets of $1,073,604.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP DIVERSIFIED MID CAP FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $279,269
                   Unrealized depreciation......................   (23,109)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $256,160
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

Amounts shown as 0 rounded to less than 1,000.

ADR   American Depositary Receipt

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 52

ONE GROUP LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

  SHARE
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (96.5%):
Communications (0.3%):
    245     Nextel Communications, Inc.,
              Class A (b)....................      6,526
                                               ---------
Consumer Durables (1.8%):
    681     Harley-Davidson, Inc. ...........     42,206
                                               ---------
Consumer Non-Durables (10.7%):
    448     Alberto-Culver Co., Class B......     22,445
    583     Anheuser-Busch Co., Inc. ........     31,501
    777     Coca-Cola Co. ...................     39,245
    777     General Mills, Inc. .............     36,909
    379     Gillette Co. ....................     16,065
    594     PepsiCo, Inc. ...................     32,009
  1,235     Procter & Gamble Co. ............     67,231
                                               ---------
                                                 245,405
                                               ---------
Consumer Services (3.5%):
    766     Clear Channel Communications,
              Inc. ..........................     28,291
    392     Comcast Corp., Class A (b).......     10,980
    222     EchoStar Communications Corp.,
              Class A (b)....................      6,841
    266     Grupo Televisa S.A. .............     12,028
    514     Univision Communications, Inc.
              (b)............................     16,402
    143     Wendy's International, Inc. .....      4,994
                                               ---------
                                                  79,536
                                               ---------
Distribution Services (0.6%):
    189     Cardinal Health, Inc. ...........     13,256
                                               ---------
Electronic Technology (17.0%):
    246     Analog Devices, Inc. ............     11,598
    805     Applied Materials, Inc. (b)......     15,787
    422     Boeing Co. ......................     21,574
  1,933     Cisco Systems, Inc. (b)..........     45,810
  1,043     Dell, Inc. (b)...................     37,356
    505     EMC Corp. (b)....................      5,758
     89     General Dynamics Corp. ..........      8,851
    149     Harris Corp. ....................      7,559
  2,698     Intel Corp. .....................     74,464
    278     International Business Machines
              Corp. .........................     24,543
    358     Jabil Circuit, Inc. (b)..........      9,011
    206     Linear Technology Corp. .........      8,138
    255     Lockheed Martin Corp. ...........     13,282
    506     Motorola, Inc. ..................      9,230
  1,372     PerkinElmer, Inc. ...............     27,499
    410     Qlogic Corp. (b).................     10,893
    348     Qualcomm, Inc. ..................     25,395
    499     Synopsys, Inc. (b)...............     14,186
    724     Texas Instruments, Inc. .........     17,513
                                               ---------
                                                 388,447
                                               ---------

  SHARE
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Energy Minerals (2.5%):
    788     Burlington Resources, Inc. ......     28,497
    287     Devon Energy Corp. ..............     18,917
    118     Murphy Oil Corp. ................      8,684
                                               ---------
                                                  56,098
                                               ---------
Finance (5.9%):
    545     American Express Co. ............     28,000
    876     American International Group,
              Inc. ..........................     62,475
    294     Everest Re Group Ltd. ...........     23,629
    129     Fannie Mae.......................      9,206
    227     Morgan Stanley Dean Witter &
              Co. ...........................     12,005
                                               ---------
                                                 135,315
                                               ---------
Health Services (4.1%):
    597     AmerisourceBergen Corp. .........     35,694
    432     Caremark Rx, Inc. (b)............     14,224
    537     Omnicare, Inc. ..................     22,971
    247     UnitedHealth Group, Inc. ........     15,403
     57     Wellpoint Health Networks, Inc.,
              Class A (b)....................      6,355
                                               ---------
                                                  94,647
                                               ---------
Health Technology (22.3%):
    666     Abbott Laboratories..............     27,146
    739     Amgen, Inc. (b)..................     40,346
    282     Biogen Idec, Inc. (b)............     17,823
    403     Boston Scientific Corp. (b)......     17,268
    227     Chiron Corp. (b).................     10,126
    407     Eli Lilly & Co. .................     28,457
    311     Forest Laboratories, Inc. (b)....     17,609
    316     Genzyme Corp. (b)................     14,951
    358     Gilead Sciences, Inc. (b)........     24,007
    358     Guidant Corp. ...................     20,007
  1,206     Johnson & Johnson................     67,190
    846     MedImmune, Inc. (b)..............     19,789
    418     Medtronic, Inc. .................     20,356
    729     Merck & Co., Inc. ...............     34,615
    706     Pall Corp. ......................     18,482
  3,252     Pfizer, Inc. ....................    111,490
    463     Wyeth............................     16,724
                                               ---------
                                                 506,386
                                               ---------
Industrial Services (4.8%):
    468     BJ Services Co. (b)..............     21,470
    600     Fluor Corp. .....................     28,613
    198     Nabors Industries Ltd. (b).......      8,954
    316     Noble Corp. (b)..................     11,972
    249     Schlumberger Ltd. ...............     15,807
    167     Smith International, Inc. (b)....      9,338
    303     Weatherford International Ltd.
              (b)............................     13,616
                                               ---------
                                                 109,770
                                               ---------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

  SHARE
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
 Non-Energy Minerals (3.6%):
    950     Alcoa, Inc. .....................     31,394
    316     Newmont Mining Corp. ............     12,230
    502     Phelps Dodge Corp. ..............     38,897
                                               ---------
                                                  82,521
                                               ---------
Process Industries (1.4%):
    264     Alcan, Inc. .....................     10,917
    271     Freeport-McMoRan Copper & Gold,
              Inc., Class B..................      8,968
    299     Praxair, Inc. ...................     11,945
                                               ---------
                                                  31,830
                                               ---------
Producer Manufacturing (1.8%):
    341     Minnesota Mining & Manufacturing
              Co. ...........................     30,726
    120     United Technologies Corp. .......     10,935
                                               ---------
                                                  41,661
                                               ---------
Retail Trade (6.2%):
    258     Home Depot, Inc. ................      9,094
    193     Lowe's Cos., Inc. ...............     10,128
    457     Staples, Inc. ...................     13,380
    644     Target Corp. ....................     27,331
    492     TJX Cos., Inc. ..................     11,868
    973     Wal-Mart Stores, Inc. ...........     51,337
    505     Walgreen Co. ....................     18,270
                                               ---------
                                                 141,408
                                               ---------
Technology Services (9.7%):
    524     Affiliated Computer Services,
              Inc., Class A (b)..............     27,731
    521     BEA Systems, Inc. (b)............      4,285

  SHARE
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Technology Services, continued:
    349     BMC Software, Inc. (b)...........      6,448
    210     eBay, Inc. (b)...................     19,339
    353     Electronic Arts, Inc. (b)........     19,235
    556     First Data Corp. ................     24,743
  2,600     Microsoft Corp. .................     74,256
    595     Oracle Corp. (b).................      7,098
    374     PeopleSoft, Inc. (b).............      6,913
    218     Symantec Corp. (b)...............      9,545
  1,272     Taiwan Semiconductor ADR.........     10,572
    433     Veritas Software Corp. (b).......     11,994
                                               ---------
                                                 222,159
                                               ---------
Transportation (0.3%):
    186     United Defense Industries, Inc.
              (b)............................      6,492
                                               ---------
  Total Common Stocks                          2,203,663
                                               ---------
INVESTMENT COMPANIES (3.6%):
 82,260     One Group Prime Money Market
              Fund, Class I (c)..............     82,260
                                               ---------
  Total Investment Companies                      82,260
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (1.2%):
 27,825     Pool of various securities for
              One Group Equity
              Funds -- footnote 2 (Securities
              Lending).......................     27,825
                                               ---------
  Total Short-Term Securities Held as
    Collateral for Securities Lending             27,825
                                               ---------
Total (Cost $1,833,993) (a)                    2,313,748
                                               =========

------------
Percentages indicated are based on net assets $2,285,063.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $527,328
                   Unrealized depreciation......................   (47,573)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $479,755
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

ADR   American Depositary Receipts

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 54

ONE GROUP LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (95.4%):
Commercial Services (0.8%):
    276     Deluxe Corp. ....................     12,002
                                               ---------
Communications (1.4%):
    128     Alltel Corp. ....................      6,479
    611     BellSouth Corp. .................     16,008
                                               ---------
                                                  22,487
                                               ---------
Consumer Durables (0.8%):
    167     Fortune Brands, Inc. ............     12,629
                                               ---------
Consumer Non-Durables (5.4%):
  1,063     Altria Group, Inc. ..............     53,203
    314     Coca-Cola Enterprises, Inc. .....      9,103
    186     Kimberly-Clark Corp. ............     12,231
    459     Tyson Foods, Inc., Class A.......      9,616
                                               ---------
                                                  84,153
                                               ---------
Consumer Services (7.4%):
    167     Clear Channel Communications,
              Inc. ..........................      6,171
    329     Comcast Corp., Class A (b).......      9,222
    380     Comcast Corp., Special Class A
              (b)............................     10,479
    156     Gannett Co., Inc. ...............     13,219
    424     Hilton Hotels Corp. .............      7,912
    175     Marriott International, Inc.,
              Class A........................      8,729
    397     McDonald's Corp. ................     10,322
    204     Tribune Co. .....................      9,287
    673     Viacom, Inc., Class B............     24,047
    358     Walt Disney Co. .................      9,127
    198     Wendy's International, Inc. .....      6,881
                                               ---------
                                                 115,396
                                               ---------
Electronic Technology (4.8%):
  1,237     Hewlett-Packard Co. .............     26,094
    262     Lockheed Martin Corp. ...........     13,638
    183     Northrop Grumman Corp. ..........      9,842
    166     Qlogic Corp. (b).................      4,409
    570     Raytheon Co. ....................     20,400
                                               ---------
                                                  74,383
                                               ---------
Energy Minerals (11.2%):
    344     Ashland, Inc. ...................     18,188
    320     BP Amoco PLC.....................     17,133
    369     ChevronTexaco Corp. .............     34,726
    370     ConocoPhillips...................     28,199
  1,739     Exxon Mobil Corp. ...............     77,218
                                               ---------
                                                 175,464
                                               ---------
Finance (35.2%):
    428     ACE Ltd. ........................     18,084
    284     AFLAC, Inc. .....................     11,575
    739     Allstate Corp. ..................     34,393
    720     American International Group,
              Inc. ..........................     51,295

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Finance, continued:
    421     Assurant, Inc. ..................     11,105
    597     Assured Guaranty Ltd. (b)........     10,124
    208     Axis Capital Holdings Ltd. ......      5,828
    584     Bank of America Corp. ...........     49,459
    402     Bank of New York Co., Inc. ......     11,851
      0     Berkshire Hathaway Inc., Class A
              (b)............................     17,256
    884     Fannie Mae.......................     63,054
    280     First Horizon National Corp. ....     12,721
    292     Freddie Mac......................     18,498
    168     Goldman Sachs Group, Inc. .......     15,852
    302     Hartford Financial Services
              Group, Inc. ...................     20,741
    389     Janus Capital Group, Inc. .......      6,420
    220     MBIA, Inc. ......................     12,552
    710     MBNA Corp. ......................     18,312
    257     MetLife, Inc. ...................      9,213
    408     Morgan Stanley Dean Witter &
              Co. ...........................     21,521
    305     National City Corp. .............     10,686
    212     Protective Life Corp. ...........      8,205
    486     Prudential Financial, Inc. ......     22,574
    481     Radian Group, Inc. ..............     23,026
    168     St. Paul Co., Inc. ..............      6,800
    853     U.S. Bancorp.....................     23,506
    591     Wells Fargo & Co. ...............     33,823
                                               ---------
                                                 548,474
                                               ---------
Health Services (2.4%):
    286     AmerisourceBergen Corp. .........     17,080
    220     Anthem, Inc. (b).................     19,672
                                               ---------
                                                  36,752
                                               ---------
Health Technology (4.3%):
    964     Merck & Co., Inc. ...............     45,780
    605     Wyeth............................     21,863
                                               ---------
                                                  67,643
                                               ---------
Industrial Services (0.4%):
    817     El Paso Corp. ...................      6,435
                                               ---------
Non-Energy Minerals (2.2%):
    575     Alcoa, Inc. .....................     19,003
    184     Lafarge North America Corp. .....      7,959
    201     UST, Inc. .......................      7,241
                                               ---------
                                                  34,203
                                               ---------
Process Industries (3.7%):
    251     Dow Chemical Co. ................     10,216
    311     Du Pont (EI) de Nemours & Co. ...     13,814
    114     Lubrizol Corp. ..................      4,163
    171     Meadwestvaco Corp. ..............      5,026

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP LARGE CAP VALUE FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Process Industries, continued:
    452     Praxair, Inc. ...................     18,034
    103     Temple-Inland, Inc. .............      7,133
                                               ---------
                                                  58,386
                                               ---------
Producer Manufacturing (4.5%):
    173     Borg Warner, Inc. ...............      7,570
    200     Caterpillar, Inc. ...............     15,857
    153     ITT Industries, Inc. ............     12,687
    144     Johnson Controls, Inc. ..........      7,687
    292     United Technologies Corp. .......     26,731
                                               ---------
                                                  70,532
                                               ---------
Retail Trade (1.8%):
    362     Home Depot, Inc. ................     12,758
    378     Kroger Co. (b)...................      6,883
    130     Safeway, Inc. (b)................      3,294
    116     Sherwin-Williams Co. ............      4,820
                                               ---------
                                                  27,755
                                               ---------
Technology Services (2.0%):
  1,260     AT&T Corp. ......................     18,434
    673     Electronic Data Systems Corp. ...     12,884
                                               ---------
                                                  31,318
                                               ---------
Transportation (1.5%):
    232     Canadian National Railway Co. ...     10,125
    511     Norfolk Southern Corp. ..........     13,554
                                               ---------
                                                  23,679
                                               ---------
Utilities (5.6%):
    335     Dominion Resources, Inc. ........     21,104
    193     Entergy Corp. ...................     10,821

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Utilities, continued:
    115     Equitable Resources, Inc. .......      5,947
    628     Exelon Corp. ....................     20,905
     74     FPL Group, Inc. .................      4,700
    318     MDU Resources Group, Inc. .......      7,642
    651     NiSource, Inc. ..................     13,433
     70     Sempra Energy....................      2,414
                                               ---------
                                                  86,966
                                               ---------
  Total Common Stocks                          1,488,657
                                               ---------
INVESTMENT COMPANIES (4.0%):
 62,174     One Group Prime Money Market
              Fund, Class I (c)..............     62,174
                                               ---------
  Total Investment Companies                      62,174
                                               ---------
REPURCHASE AGREEMENTS (1.8%):
 28,841     State Street Bank and Trust,
              0.65%, 7/1/04 (Proceeds at
              maturity $28,841,
              collateralized by various U.S.
              Government securities).........     28,841
                                               ---------
  Total Repurchase Agreements                     28,841
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (1.2%):
 18,498     Pool of various securities for
              One Group Equity Funds --
              footnote 2 (Securities
              Lending).......................     18,498
                                               ---------
  Total Short-Term Securities Held as
    Collateral for Securities Lending             18,498
                                               ---------
Total (Cost $1,346,109) (a)                    1,598,170
                                               =========

------------
Percentages indicated are based on net assets of $1,560,026.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $284,009
                   Unrealized depreciation......................   (31,948)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $252,061
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 56

ONE GROUP EQUITY INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 COMMON STOCKS (94.1%):
Commercial Services (0.8%):
     50     McGraw-Hill Cos., Inc. ...........    3,829
                                                -------
Communications (2.8%):
     70     Alltel Corp. .....................    3,543
    175     SBC Communications, Inc. .........    4,244
    165     Verizon Communications............    5,972
                                                -------
                                                 13,759
                                                -------
Consumer Durables (1.2%):
     95     Black & Decker Corp. .............    5,902
                                                -------
Consumer Non-Durables (9.8%):
    100     Altria Group, Inc. ...............    5,005
    190     Coca-Cola Co. ....................    9,590
     25     Colgate Palmolive Co. ............    1,461
    150     ConAgra Foods, Inc. ..............    4,062
     50     Estee Lauder Cos., Class A........    2,439
    150     General Mills, Inc. ..............    7,130
     60     Kimberly-Clark Corp. .............    3,953
     30     Nike, Inc., Class B...............    2,273
    156     PepsiCo, Inc. ....................    8,405
     70     Procter & Gamble Co. .............    3,811
                                                -------
                                                 48,129
                                                -------
Consumer Services (2.7%):
     50     Gannett Co., Inc. ................    4,243
     85     Harrah's Entertainment, Inc. .....    4,598
    170     Walt Disney Co. ..................    4,333
                                                -------
                                                 13,174
                                                -------
Electronic Technology (7.1%):
     90     Boeing Co. .......................    4,598
     75     Diebold, Inc. ....................    3,965
    275     Hewlett-Packard Co. ..............    5,803
    100     Intel Corp. ......................    2,760
    130     International Business Machines
              Corp. ..........................   11,459
     60     L-3 Communications Holdings,
              Inc. ...........................    4,008
    100     Texas Instruments, Inc. ..........    2,418
                                                -------
                                                 35,011
                                                -------
Energy Minerals (6.5%):
     20     ChevronTexaco Corp. ..............    1,882
     65     ConocoPhillips....................    4,959
    375     Exxon Mobil Corp. ................   16,654
     75     Royal Dutch Petroleum Co. ........    3,875
     60     Valero Energy Corp. ..............    4,426
                                                -------
                                                 31,796
                                                -------
Finance (22.6%):
    150     ACE Ltd. .........................    6,342
     80     Allstate Corp. ...................    3,724
     75     American Express Co. .............    3,854
     70     Archstone-Smith Trust.............    2,053
    140     Bank of America Corp. ............   11,846

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Finance, continued:
     60     Carramerica Realty Corp. .........    1,814
    350     Citigroup, Inc. ..................   16,274
     55     Developers Diversified Realty
              Corp. ..........................    1,945
     60     Duke Realty Investments, Inc. ....    1,909
    125     Fannie Mae........................    8,920
     75     First Horizon National Corp. .....    3,410
    225     MBNA Corp. .......................    5,803
    100     Merrill Lynch & Co., Inc. ........    5,398
    110     Morgan Stanley Dean Witter &
              Co. ............................    5,805
     45     Public Storage, Inc. .............    2,070
     35     Simon Property Group, Inc. .......    1,800
    110     Southtrust Corp. .................    4,269
    225     U.S. Bancorp......................    6,201
     30     Vornado Realty Trust..............    1,713
    100     Washington Mutual, Inc. ..........    3,864
    200     Wells Fargo & Co. ................   11,447
                                                -------
                                                110,461
                                                -------
Health Care -- Equipment (0.5%):
     40     Baxter International, Inc. .......    2,278
                                                -------
Health Technology (11.6%):
    100     Abbott Laboratories...............    4,076
     30     Allergan, Inc. ...................    2,686
    175     Bristol-Myers Squibb Co. .........    4,288
     40     Eli Lilly & Co. ..................    2,796
    160     Johnson & Johnson.................    8,912
     85     Medtronic, Inc. ..................    4,141
    150     Merck & Co., Inc. ................    7,125
    500     Pfizer, Inc. .....................   17,140
    150     Wyeth.............................    5,424
                                                -------
                                                 56,588
                                                -------
Industrial Services (0.6%):
     50     Schlumberger Ltd. ................    3,176
                                                -------
Non-Energy Minerals (0.7%):
    100     Alcoa, Inc. ......................    3,303
                                                -------
Process Industries (2.5%):
     75     Air Products and Chemicals,
              Inc. ...........................    3,934
     85     Cabot Corp. ......................    3,460
    125     Dow Chemical Co. .................    5,087
                                                -------
                                                 12,481
                                                -------
Producer Manufacturing (13.2%):
     75     Avery Dennison Corp. .............    4,801
     50     Caterpillar, Inc. ................    3,972
     75     Emerson Electric Co. .............    4,766
    475     General Electric Co. .............   15,391
     60     Illinois Tool Works, Inc. ........    5,753
     70     Johnson Controls, Inc. ...........    3,737

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP EQUITY INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Producer Manufacturing, continued:
    130     Minnesota Mining & Manufacturing
              Co. ............................   11,701
    160     Pitney Bowes, Inc. ...............    7,080
     80     United Technologies Corp. ........    7,318
                                                -------
                                                 64,519
                                                -------
Retail Trade (5.8%):
    150     Albertson's, Inc. ................    3,981
    100     Home Depot, Inc. .................    3,520
    250     Limited Brands, Inc. .............    4,675
     90     Sherwin-Williams Co. .............    3,740
    150     Wal-Mart Stores, Inc. ............    7,914
    130     Walgreen Co. .....................    4,707
                                                -------
                                                 28,537
                                                -------
Technology Services (1.1%):
    100     Automatic Data Processing,
              Inc. ...........................    4,188
     63     Electronic Data Systems Corp. ....    1,211
                                                -------
                                                  5,399
                                                -------
Transportation (1.8%):
    120     Canadian National Railway Co. ....    5,230
     50     United Parcel Service, Inc., Class
              B...............................    3,759
                                                -------
                                                  8,989
                                                -------
Utilities (2.8%):
    100     American Electric Power Co.,
              Inc. ...........................    3,200
     55     Dominion Resources, Inc. .........    3,469
     65     Entergy Corp. ....................    3,641
     85     Pinnacle West Capital Corp. ......    3,433
                                                -------
                                                 13,743
                                                -------
  Total Common Stocks                           461,074
                                                -------
PREFERRED STOCKS (0.6%):
Finance (0.6%):
     40     St. Paul Cos., Inc. ..............    2,924
                                                -------
  Total Preferred Stocks                          2,924
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
CONVERTIBLE BONDS (1.2%):
Consumer Services (1.2%):
  3,000     Liberty Media Corp., Series A,
              3.25%, 3/15/31..................    2,700
     40     Tribune Co., 0.00%, 5/15/29.......    3,275
                                                -------
  Total Convertible Bonds                         5,975
                                                -------
CONVERTIBLE PREFERRED STOCKS (2.4%):
Communications (0.4%):
     40     Alltel Corp., 7.75%...............    2,006
                                                -------
Electronic Technology (0.8%):
     75     Motorola, Inc., 7.00%.............    3,704
                                                -------
Finance (0.4%):
     30     Prudential Financial, Inc.,
              6.75%...........................    2,098
                                                -------
Process Industries (0.8%):
     66     Temple-Inland, Inc., 7.50%........    3,823
                                                -------
  Total Convertible Preferred Stocks             11,631
                                                -------
INVESTMENT COMPANIES (1.8%):
  8,749     One Group Prime Money Market Fund,
              Class I (b).....................    8,749
                                                -------
  Total Investment Companies                      8,749
                                                -------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (3.5%):
 17,118     Pool of various securities for One
              Group Equity Funds -- footnote 2
              (Securities Lending)............   17,118
                                                -------
  Total Short-Term Securities Held as
    Collateral for Securities Lending            17,118
                                                -------
Total (Cost $276,640) (a)                       507,471
                                                =======

------------
Percentages indicated are based on net assets of $489,901.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $231,794
                   Unrealized depreciation......................      (963)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $230,831
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 58

ONE GROUP DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (99.4%):
Commercial Services (0.8%):
     198    Omnicom Group, Inc. .............     15,020
                                               ---------
Communications (2.3%):
     253    CenturyTel, Inc. ................      7,608
     504    Nextel Communications, Inc.,
              Class A (b)....................     13,441
     505    SBC Communications, Inc. ........     12,237
     297    Verizon Communications...........     10,742
                                               ---------
                                                  44,028
                                               ---------
Consumer Durables (0.9%):
     626    Eastman Kodak Co. ...............     16,903
                                               ---------
Consumer Non-Durables (3.2%):
     521    Altria Group, Inc. ..............     26,087
     259    Estee Lauder Cos., Class A.......     12,635
     578    Jones Apparel Group, Inc. .......     22,829
                                               ---------
                                                  61,551
                                               ---------
Consumer Services (6.7%):
     104    Apollo Group, Inc., Class A
              (b)............................      9,150
     513    Brinker International, Inc.
              (b)............................     17,500
     257    Clear Channel Communications,
              Inc. ..........................      9,480
     420    Comcast Corp., Class A (b).......     11,763
     246    Starbucks Corp. (b)..............     10,711
   1,249    Time Warner, Inc. (b)............     21,960
     665    Viacom, Inc., Class B............     23,757
     704    Yum! Brands, Inc. (b)............     26,221
                                               ---------
                                                 130,542
                                               ---------
Distribution Services (1.2%):
     205    Andrx Corp. (b)..................      5,723
     463    Sysco Corp. .....................     16,613
                                               ---------
                                                  22,336
                                               ---------
Electronic Technology (10.7%):
   1,242    Cisco Systems, Inc. (b)..........     29,445
     785    Dell, Inc. (b)...................     28,110
     170    Diebold, Inc. ...................      8,998
   1,566    Intel Corp. .....................     43,225
     341    International Business Machines
              Corp. .........................     30,066
     194    L-3 Communications Holdings,
              Inc. ..........................     12,969
     238    Linear Technology Corp. .........      9,412
   1,376    Motorola, Inc. ..................     25,108
     292    Qualcomm, Inc. ..................     21,336
                                               ---------
                                                 208,669
                                               ---------
Energy Minerals (6.3%):
     117    Devon Energy Corp. ..............      7,723
   1,455    Exxon Mobil Corp. ...............     64,609

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Energy Minerals, continued:
     295    Murphy Oil Corp. ................     21,751
     449    Suncor Energy, Inc. .............     11,511
     211    Valero Energy Corp. .............     15,551
                                               ---------
                                                 121,145
                                               ---------
Finance (21.8%):
     514    American International Group,
              Inc. ..........................     36,606
     297    Capital One Financial Corp. .....     20,281
     353    Charter One Financial, Inc. .....     15,616
   1,321    Citigroup, Inc. .................     61,429
     166    Commerce Bancorp, Inc. ..........      9,132
     259    Fannie Mae.......................     18,461
     763    Freddie Mac......................     48,270
     276    Hartford Financial Services
              Group, Inc. ...................     18,972
   1,335    MBNA Corp. ......................     34,441
     440    Morgan Stanley Dean Witter &
              Co. ...........................     23,238
     578    National City Corp. .............     20,245
     403    North Fork Bancorp, Inc. ........     15,316
      79    SunTrust Banks, Inc. ............      5,143
   1,129    U.S. Bancorp.....................     31,109
     776    Washington Mutual, Inc. .........     29,984
     469    Wells Fargo & Co. ...............     26,844
     241    Willis Group Holdings Ltd. ......      9,025
                                               ---------
                                                 424,112
                                               ---------
Health Services (1.8%):
     511    Odyssey Healthcare, Inc. (b).....      9,615
     397    UnitedHealth Group, Inc. ........     24,725
                                               ---------
                                                  34,340
                                               ---------
Health Technology (9.3%):
     641    Amgen, Inc. (b)..................     34,987
     653    Biovail Corp. (b)................     12,398
     389    Charles River Laboratories
              International, Inc. (b)........     19,030
     574    Medtronic, Inc. .................     27,978
     453    Merck & Co., Inc. ...............     21,528
   1,878    Pfizer, Inc. ....................     64,363
                                               ---------
                                                 180,284
                                               ---------
Industrial Services (0.9%):
     161    Cooper Cameron Corp. (b).........      7,839
     234    Weatherford International Ltd.
              (b)............................     10,515
                                               ---------
                                                  18,354
                                               ---------
Non-Energy Minerals (1.0%):
     589    Alcoa, Inc. .....................     19,458
                                               ---------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP DIVERSIFIED EQUITY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
 Process Industries (1.7%):
     243    Cabot Corp. .....................      9,873
     240    Sigma-Aldrich Corp. .............     14,336
     114    Temple-Inland, Inc. .............      7,895
                                               ---------
                                                  32,104
                                               ---------
Producer Manufacturing (12.8%):
     341    Crane Co. .......................     10,712
     289    Danaher Corp. ...................     14,965
     180    Eaton Corp. .....................     11,684
   1,757    General Electric Co. ............     56,916
     520    Honeywell International, Inc. ...     19,035
     377    Johnson Controls, Inc. ..........     20,137
     353    Lear Corp. ......................     20,846
     361    Minnesota Mining & Manufacturing
              Co. ...........................     32,492
     410    Pentair, Inc. ...................     13,793
     283    Pitney Bowes, Inc. ..............     12,538
     169    SPX Corp. .......................      7,862
     889    Tyco International Ltd. .........     29,456
                                               ---------
                                                 250,436
                                               ---------
Retail Trade (8.1%):
     724    Albertson's, Inc. ...............     19,218
     469    Kohl's Corp. (b).................     19,826
     547    Rent-A-Center, Inc. (b)..........     16,369
     963    Safeway, Inc. (b)................     24,397
     350    Target Corp. ....................     14,877
     832    Wal-Mart Stores, Inc. ...........     43,901
     509    Walgreen Co. ....................     18,441
                                               ---------
                                                 157,029
                                               ---------
Technology Services (5.6%):
     141    Affiliated Computer Services,
              Inc., Class A (b)..............      7,455

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Technology Services, continued:
     167    Electronic Arts, Inc. (b)........      9,123
   2,497    Microsoft Corp. .................     71,311
     406    Network Associates, Inc. (b).....      7,360
     375    Paychex, Inc. ...................     12,697
                                               ---------
                                                 107,946
                                               ---------
Transportation (1.5%):
     202    Canadian National Railway Co. ...      8,789
     265    United Parcel Service, Inc.,
              Class B........................     19,941
                                               ---------
                                                  28,730
                                               ---------
Utilities (2.8%):
     321    FPL Group, Inc. .................     20,547
     226    Kinder Morgan, Inc. .............     13,409
     495    Pinnacle West Capital Corp. .....     19,975
                                               ---------
                                                  53,931
                                               ---------
  Total Common Stocks                          1,926,918
                                               ---------
INVESTMENT COMPANIES (0.7%):
  13,811    One Group Prime Money Market
              Fund, Class I (c)..............     13,811
                                               ---------
  Total Investment Companies                      13,811
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (6.3%):
 121,253    Pool of various securities for
              One Group Equity
              Funds -- footnote 2 (Securities
              Lending).......................    121,253
                                               ---------
  Total Short-Term Securities Held as
    Collateral for Securities Lending            121,253
                                               ---------
Total (Cost $1,690,326) (a)                    2,061,982
                                               =========

------------
Percentages indicated are based on net assets of $1,937,357.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $463,778
                   Unrealized depreciation......................   (92,122)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $371,656
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 60

ONE GROUP BALANCED FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
  ASSET BACKED SECURITIES (1.3%):
   450      American Express Credit Account
              Master Trust, Series 04-3, Class
              A, 4.35%, 12/15/11..............      450
   500      Citibank Credit Card Issuance
              Trust, Series 03-A5, Class A5,
              2.50%, 4/7/08...................      496
   200      CNH Equipment Trust, Series 03-B,
              Class A4B, 3.38%, 2/15/11.......      199
   243      CS First Boston Mortgage
              Securities Corp., Series 02-HE4,
              Class AF, 5.51%, 8/25/32........      249
    18      EQCC Home Equity Loan Trust,
              Series 98-2, Class A6F, 6.16%,
              4/15/08.........................       18
   250      Ford Credit Auto Owner Trust,
              Series 04-A, Class A4, 3.54%,
              11/15/08........................      250
    35      Green Tree Recreational, Equipment
              and Consulting, Series 97-D,
              Class A1, 6.90%, 3/15/29........       35
   334      Harley-Davidson Eaglemark
              Motorcycle Trust, Series 00-1,
              Class A2, 7.14%, 3/15/06........      337
   967      Household Automotive Trust, Series
              00-1, Class A4, 7.48%,
              12/18/06........................      970
   500      Onyx Acceptance Auto Trust, Series
              04-B, Class A3, 3.09%,
              9/15/08.........................      500
   300      WFS Financial Owner Trust, Series
              04-2, Class A3, 2.85%,
              9/22/08.........................      299
   300      WFS Financial Owner Trust, Series
              03-4, Class A4, 3.15%,
              5/20/11.........................      297
                                                -------
  Total Asset Backed Securities                   4,100
                                                -------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%):
    72      Residential Funding Mortgage
              Securities, Series 96-S3, Class
              A5, 7.25%, 1/25/26..............       72
   405      Vendee Mortgage Trust, Series
              03-1, Class B, 5.75%,
              12/15/20........................      416
   350      WFS Financial Owner Trust, Series
              03-1, Class A3, 2.03%,
              8/20/07.........................      350
   500      WFS Financial Owner Trust, Series
              03-2, Class A4, 2.41%,
              12/20/10........................      490
                                                -------
  Total Collateralized Mortgage Obligations       1,328
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS (60.4%):
Commercial Services (0.5%):
    20      Omnicom Group, Inc. ..............    1,535
                                                -------
Communications (1.4%):
    26      CenturyTel, Inc. .................      778
    52      Nextel Communications, Inc., Class
              A (b)...........................    1,375
    52      SBC Communications, Inc. .........    1,252
    30      Verizon Communications............    1,098
                                                -------
                                                  4,503
                                                -------
Consumer Durables (0.5%):
    64      Eastman Kodak Co. ................    1,729
                                                -------
Consumer Non-Durables (1.9%):
    53      Altria Group, Inc. ...............    2,667
    26      Estee Lauder Cos., Class A........    1,292
    59      Jones Apparel Group, Inc. ........    2,335
                                                -------
                                                  6,294
                                                -------
Consumer Services (4.1%):
    11      Apollo Group, Inc., Class A (b)...      936
    52      Brinker International, Inc. (b)...    1,791
    26      Clear Channel Communications,
              Inc. ...........................      969
    43      Comcast Corp., Class A (b)........    1,203
    25      Starbucks Corp. (b)...............    1,095
   128      Time Warner, Inc. (b).............    2,245
    68      Viacom, Inc., Class B.............    2,429
    72      Yum! Brands, Inc. (b).............    2,683
                                                -------
                                                 13,351
                                                -------
Distribution Services (0.7%):
    21      Andrx Corp. (b)...................      585
    47      Sysco Corp. ......................    1,699
                                                -------
                                                  2,284
                                                -------
Electronic Technology (6.6%):
   127      Cisco Systems, Inc. (b)...........    3,011
    80      Dell, Inc. (b)....................    2,875
    17      Diebold, Inc. ....................      920
   160      Intel Corp. ......................    4,420
    35      International Business Machines
              Corp. ..........................    3,075
    20      L-3 Communications Holdings,
              Inc. ...........................    1,327
    24      Linear Technology Corp. ..........      962
   141      Motorola, Inc. ...................    2,568
    30      Qualcomm, Inc. ...................    2,182
                                                -------
                                                 21,340
                                                -------
Energy Minerals (3.8%):
    12      Devon Energy Corp. ...............      790
   149      Exxon Mobil Corp. ................    6,609
    30      Murphy Oil Corp. .................    2,224
    46      Suncor Energy, Inc. ..............    1,176

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP BALANCED FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Energy Minerals, continued:
    22      Valero Energy Corp. ..............    1,591
                                                -------
                                                 12,390
                                                -------
Finance (13.2%):
    53      American International Group,
              Inc. ...........................    3,744
    30      Capital One Financial Corp. ......    2,074
    36      Charter One Financial, Inc. ......    1,597
   135      Citigroup, Inc. ..................    6,283
    17      Commerce Bancorp, Inc. ...........      935
    26      Fannie Mae........................    1,887
    78      Freddie Mac.......................    4,938
    28      Hartford Financial Services Group,
              Inc. ...........................    1,939
   137      MBNA Corp. .......................    3,522
    45      Morgan Stanley Dean Witter &
              Co. ............................    2,377
    59      National City Corp. ..............    2,070
    41      North Fork Bancorp, Inc. .........    1,567
     8      SunTrust Banks, Inc. .............      526
   115      U.S. Bancorp......................    3,182
    79      Washington Mutual, Inc. ..........    3,066
    48      Wells Fargo & Co. ................    2,744
    25      Willis Group Holdings Ltd. .......      923
                                                -------
                                                 43,374
                                                -------
Health Services (1.1%):
    52      Odyssey Healthcare, Inc. (b)......      983
    41      UnitedHealth Group, Inc. .........    2,529
                                                -------
                                                  3,512
                                                -------
Health Technology (5.7%):
    66      Amgen, Inc. (b)...................    3,578
    67      Biovail Corp. (b).................    1,268
    40      Charles River Laboratories
              International, Inc. (b).........    1,946
    59      Medtronic, Inc. ..................    2,861
    46      Merck & Co., Inc. ................    2,202
   192      Pfizer, Inc. .....................    6,582
                                                -------
                                                 18,437
                                                -------
Industrial Services (0.6%):
    16      Cooper Cameron Corp. (b)..........      801
    24      Weatherford International Ltd.
              (b).............................    1,076
                                                -------
                                                  1,877
                                                -------
Non-Energy Minerals (0.6%):
    60      Alcoa, Inc. ......................    1,989
                                                -------
Process Industries (1.0%):
    25      Cabot Corp. ......................    1,010
    25      Sigma-Aldrich Corp. ..............    1,466
    12      Temple-Inland, Inc. ..............      807
                                                -------
                                                  3,283
                                                -------
Producer Manufacturing (7.8%):
    35      Crane Co. ........................    1,096

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Producer Manufacturing, continued:
    30      Danaher Corp. ....................    1,531
    18      Eaton Corp. ......................    1,196
   180      General Electric Co. .............    5,820
    53      Honeywell International, Inc. ....    1,947
    39      Johnson Controls, Inc. ...........    2,059
    36      Lear Corp. .......................    2,131
    37      Minnesota Mining & Manufacturing
              Co. ............................    3,324
    42      Pentair, Inc. ....................    1,416
    29      Pitney Bowes, Inc. ...............    1,283
    17      SPX Corp. ........................      803
    91      Tyco International Ltd. ..........    3,013
                                                -------
                                                 25,619
                                                -------
Retail Trade (4.9%):
    74      Albertson's, Inc. ................    1,966
    48      Kohl's Corp. (b)..................    2,027
    56      Rent-A-Center, Inc. (b)...........    1,674
    98      Safeway, Inc. (b).................    2,495
    36      Target Corp. .....................    1,522
    85      Wal-Mart Stores, Inc. ............    4,490
    52      Walgreen Co. .....................    1,885
                                                -------
                                                 16,059
                                                -------
Technology Services (3.4%):
    14      Affiliated Computer Services,
              Inc., Class A (b)...............      762
    17      Electronic Arts, Inc. (b).........      932
   255      Microsoft Corp. ..................    7,294
    42      Network Associates, Inc. (b)......      753
    38      Paychex, Inc. ....................    1,298
                                                -------
                                                 11,039
                                                -------
Transportation (0.9%):
    21      Canadian National Railway Co. ....      900
    27      United Parcel Service, Inc., Class
              B...............................    2,039
                                                -------
                                                  2,939
                                                -------
Utilities (1.7%):
    33      FPL Group, Inc. ..................    2,103
    23      Kinder Morgan, Inc. ..............    1,371
    51      Pinnacle West Capital Corp. ......    2,043
                                                -------
                                                  5,517
                                                -------
  Total Common Stocks                           197,071
                                                -------
CORPORATE BONDS (13.3%):
Consumer Durables (0.7%):
   700      DaimlerChrysler NA Holdings Corp.,
              7.20%, 9/1/09...................      763
   350      General Dynamics Corp., 4.50%,
              8/15/10.........................      349

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 62

ONE GROUP BALANCED FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
CORPORATE BONDS, CONTINUED:
Consumer Durables, continued:
 1,000      General Motors Corp., 7.20%,
              1/15/11.........................    1,049
   120      Hanson Australia Funding, 5.25%,
              3/15/13.........................      116
                                                -------
                                                  2,277
                                                -------
Consumer Services (0.9%):
   350      Allstate Corp., 6.13%, 2/15/12....      374
   120      Coca-Cola Enterprises, 6.13%,
              8/15/11.........................      129
   300      Comcast Cable Communications,
              8.38%, 5/1/07...................      335
   225      Comcast Cable Communications,
              6.88%, 6/15/09..................      246
   300      Cox Communications, Inc., 7.75%,
              11/1/10.........................      341
   150      Cox Communications, Inc., 4.63%,
              6/1/13..........................      139
   120      PHH Corp., 7.13%, 3/1/13..........      131
   100      Thomson Corp., 4.25%, 8/15/09.....       99
 1,050      Time Warner, Inc., 9.13%,
              1/15/13.........................    1,282
                                                -------
                                                  3,076
                                                -------
Energy Minerals (0.5%):
 1,250      Occidental Petroleum Corp., 9.25%,
              8/1/19..........................    1,658
                                                -------
Finance (7.1%):
   100      ACE INA Holdings, Inc., 5.88%,
              6/15/14.........................      101
   250      American Express Credit, 3.00%,
              5/16/08.........................      241
   240      American General Finance, 4.00%,
              3/15/11.........................      228
   130      American General Finance Corp.,
              4.63%, 5/15/09*.................      130
   800      Bank of America Corp., 7.80%,
              2/15/10.........................      920
   200      Bear Stearns Co., Inc., 4.50%,
              10/28/10........................      196
   500      Boeing Capital Corp., 7.10%,
              9/27/05.........................      528
   150      Branch Banking & Trust, 4.88%,
              1/15/13.........................      145
 1,000      Capital One Auto Finance Trust,
              3.44%, 6/15/09..................    1,006
   400      Capital One Bank Co., 6.88%,
              2/1/06..........................      422
   450      Cit Group, Inc., 4.13%, 2/21/06...      458
   400      Citigroup, Inc., 3.50%, 2/1/08....      395
   800      Citigroup, Inc., 7.25%, 10/1/10...      902

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
CORPORATE BONDS, CONTINUED:
Finance, continued:
   300      Conoco Funding Corp., 6.35%,
              10/15/11........................      327
   600      Countrywide Home Loan, 4.00%,
              3/22/11.........................      560
 1,600      Credit Suisse First Boston USA,
              Inc., 6.50%, 1/15/12............    1,722
   250      Dow Capital BV, 8.50%, 6/8/10,
              Putable 6/8/05 @ 100............      290
   440      Fleet Financial Group, 7.38%,
              12/1/09.........................      497
 1,800      Ford Motor Credit Co., 7.38%,
              2/1/11..........................    1,902
   500      General Electric Capital Corp.,
              8.63%, 6/15/08..................      581
   100      General Electric Capital Corp.,
              3.13%, 4/1/09...................       95
   550      General Electric Capital Corp.,
              5.88%, 2/15/12..................      578
 1,000      GMAC, 7.25%, 3/2/11...............    1,051
   600      Goldman Sachs Group, Inc., 7.20%,
              3/1/07 (b)......................      652
   375      Goldman Sachs Group, Inc., 4.75%,
              7/15/13 (b).....................      353
 1,500      Household Finance Corp., 8.00%,
              7/15/10.........................    1,744
   300      John Deere Capital Corp., 3.83%,
              5/25/07*........................      300
   300      KeyCorp, 4.70%, 5/21/09...........      301
   450      Lehman Brothers Holdings, Inc.,
              6.63%, 1/18/12..................      489
   250      Merrill Lynch & Co., 3.38%,
              9/14/07.........................      248
   350      Merrill Lynch & Co., 4.13%,
              1/15/09.........................      346
 1,300      Morgan Stanley Dean Witter and
              Co., 6.75%, 4/15/11.............    1,427
   750      National Rural Utilities, 6.00%,
              5/15/06.........................      790
   250      News America, Inc., 6.75%,
              1/9/38..........................      274
   600      Nynex Capital Funding, 8.23%,
              10/15/09........................      692
   100      Popular North America, Inc.,
              4.25%, 4/1/08...................      100
   150      Principal Life, Inc., 3.20%,
              4/1/09..........................      143
   150      Protective Life Secured Trust,
              4.00%, 4/1/11...................      142
    50      UnionBanCal Corp., 5.25%,
              12/16/13........................       49
   750      Wachovia Corp., 3.63%, 2/17/09....      728

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP BALANCED FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
CORPORATE BONDS, CONTINUED:
Finance, continued:
   250      Washington Mutual, Inc., 4.63%,
              4/1/14..........................      228
   300      Wells Fargo & Co., 3.13%,
              4/1/09..........................      285
   300      Wells Fargo & Co., 6.38%,
              8/1/11..........................      325
                                                -------
                                                 22,891
                                                -------
Foreign Banks (0.0%):
   100      Royal Bank of Canada, 3.88%,
              5/4/09..........................       98
                                                -------
Governments (Foreign) (0.1%):
   200      United Mexican States, 4.63%,
              10/8/08.........................      197
    90      United Mexican States, 6.38%,
              1/16/13*........................       90
                                                -------
                                                    287
                                                -------
Producer Manufacturing (0.0%):
   150      Pitney Bowes, Inc., 3.88%,
              6/15/13.........................      137
                                                -------
Retail Trade (0.6%):
   800      Albertson's, Inc., 6.95%,
              8/1/09..........................      875
   700      Kroger Co., 8.05%, 2/1/10.........      807
   200      Wal-Mart Stores, 4.13%, 2/15/11...      193
                                                -------
                                                  1,875
                                                -------
Technology Services (0.1%):
   170      IBM Corp., 4.38%, 6/1/09..........      171
                                                -------
Telecommunications (0.6%):
   100      AT&T Broadband Corp., 8.38%,
              3/15/13.........................      118
   100      AT&T Corp., 8.75%, 11/15/31.......       98
   150      AT&T Wireless, 7.88%, 3/1/11......      171
   250      Bellsouth Corp., 6.00%,
              10/15/11........................      263
   180      British Telecom, 8.38%,
              12/15/10........................      210
   140      Deutsche Telekom, 8.50%,
              6/15/10.........................      164
    60      France Telecom, 9.00%, 3/1/11.....       70
   250      SBC Communications, 5.88%,
              2/1/12..........................      258
   350      Sprint Capital Corp., 6.00%,
              1/15/07.........................      366
   175      Sprint Capital Corp., 7.63%,
              1/30/11.........................      194
                                                -------
                                                  1,912
                                                -------
Transportation (0.6%):
   130      Continental Airlines, Inc., 7.06%,
              9/15/09.........................      129
   350      Norfolk Southern Corp., 7.05%,
              5/1/37..........................      372

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
CORPORATE BONDS, CONTINUED:
Transportation, continued:
 1,000      Union Pacific Corp., 6.65%,
              1/15/11.........................    1,093
   491      United Airlines, 7.19%, 4/1/11....      409
                                                -------
                                                  2,003
                                                -------
Utilities (2.1%):
   545      American Electric Power Co., Inc.,
              6.13%, 5/15/06..................      572
   100      Carolina Power and Light, 5.13%,
              9/15/13.........................       99
   375      Columbia Gas System, 6.80%,
              11/28/05........................      394
    55      Consolidated Edison, Inc., 4.70%,
              6/15/09.........................       56
   200      Constellation Energy Group, 6.35%,
              4/1/07..........................      213
   350      Dominion Resources, Inc., 6.25%,
              6/30/12.........................      367
   400      DTE Energy Co., 6.65%, 4/15/09....      427
   500      Duke Energy, 4.20%, 10/1/08.......      492
 1,100      Exelon Corp., 6.75%, 5/1/11.......    1,198
 2,500      Hydro Quebec, 6.52%, 2/23/06......    2,655
   235      PSEG Power, 7.75%, 4/15/11........      267
    70      Sempra Energy, 4.75%, 5/15/09*....       70
                                                -------
                                                  6,810
                                                -------
  Total Corporate Bonds                          43,195
                                                -------
U.S. GOVERNMENT AGENCY SECURITIES (0.9%):
Fannie Mae (0.9%):
   300      7.25%, 1/15/10....................      342
 1,000      7.13%, 6/15/10....................    1,137
 1,350      5.38%, 11/15/11...................    1,397
                                                -------
  Total U.S. Government Agency Securities         2,876
                                                -------
U.S. GOVERNMENT AGENCY MORTGAGES (13.2%):
Fannie Mae (4.5%):
    39      8.15%, 4/25/06, Series 91-37,
              Class H.........................       40
 1,028      6.94%, 12/1/06, Pool #73798.......    1,093
    46      7.00%, 9/1/07, Pool #185265.......       48
   828      6.79%, 11/1/07, Pool #313832......      880
 1,214      6.53%, 12/1/07, Pool #375568......    1,301
   441      6.25%, 7/25/08, Series 93-135,
              Class PG........................      457
   308      8.30%, 10/25/08, Series 93-197,
              Class SC, IF*...................      324
   146      7.50%, 8/1/09, Pool #292020.......      156
   100      6.50%, 5/1/11, Pool #337195.......      106
 1,200      7.00%, 7/18/12, Series 97-42,
              Class PG........................    1,295
   286      5.00%, 9/25/12, Series 02-61,
              Class PC*.......................      286

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 64

ONE GROUP BALANCED FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   318      6.50%, 4/1/13, Pool #414513.......      337
   179      7.00%, 6/1/13, Pool #427488.......      191
   686      6.50%, 6/25/13, Series 94-1, Class
              K...............................      706
   383      6.00%, 1/1/14, Pool #440777.......      400
    24      6.00%, 9/25/14, Series 01-71,
              Class QC........................       24
   300      4.50%, 2/25/17, Series 03-86,
              Class PX........................      294
   500      5.50%, 4/25/17, Series 02-18,
              Class PC........................      515
   300      6.00%, 4/25/17, Series 02-19,
              Class PE........................      313
   500      6.00%, 4/25/17, Series 02-24,
              Class AJ........................      525
   221      8.50%, 11/1/18, Pool #313280......      244
    69      8.50%, 1/25/20, Series 90-7, Class
              B...............................       75
 1,000      6.00%, 2/25/20, Series 02-7, Class
              QM..............................    1,043
    34      9.50%, 4/25/20, Series 90-35,
              Class E.........................       36
    72      7.00%, 7/25/20, Series 90-76,
              Class G.........................       76
   200      8.50%, 9/25/20, Series 90-106,
              Class J.........................      218
    42      8.00%, 7/25/21, Series 91-73,
              Class A.........................       46
   314      7.50%, 7/25/22, Series G92-35,
              Class E.........................      336
   232      7.50%, 10/25/22, Series 92-195,
              Class C.........................      248
   241      8.00%, 11/1/22, Pool #124555......      264
   300      5.00%, 6/25/23, Series 03-55,
              Class CD........................      286
   550      5.00%, 6/25/23, Series 03-83,
              Class PG........................      531
    28      8.00%, 6/1/24, Pool #270402.......       31
    25      8.00%, 6/1/24, Pool #250085.......       27
    87      9.00%, 8/1/24, Pool #250114.......       98
    25      7.00%, 7/1/25, Pool #317252.......       26
    88      6.50%, 2/1/26, Pool #337115.......       93
   107      7.00%, 3/1/26, Pool #365488.......      114
    93      7.00%, 5/1/26, Pool #346269.......       99
    35      7.50%, 5/1/26, Pool #344916.......       37
    53      7.50%, 11/1/26, Pool #363626......       57
   320      6.50%, 12/25/28, Series 98-66,
              Class B.........................      339

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   650      5.75%, 6/25/33, Series 03-47,
              Class PE........................      599
   575      5.50%, 12/1/33, Pool #725017......      575
                                                -------
                                                 14,789
                                                -------
Freddie Mac (7.7%):
     0      9.00%, 5/1/06, Pool #B0-0282......        0
    17      8.00%, 3/1/08, Pool #E45796.......       18
   500      6.00%, 3/15/09, Series 1708, Class
              E...............................      524
    28      9.00%, 8/1/09, Pool #279063.......       30
   195      8.00%, 10/1/10, Pool #G10518......      205
    58      7.00%, 1/1/12, Pool #E66116.......       61
   332      5.00%, 7/15/12, Series 2567, Class
              JM..............................      336
   139      6.50%, 3/1/13, Pool #E69466.......      147
   113      6.50%, 6/1/13, Pool #E00552.......      119
   112      7.00%, 6/1/13, Pool #E00554.......      119
 1,000      6.00%, 1/15/14, Series 2115, Class
              PE..............................    1,051
   505      6.00%, 4/1/14, Pool #E76469.......      528
   500      5.00%, 7/15/14, Series 2557, Class
              WJ..............................      511
   284      4.75%, 11/15/14, Series 2522,
              Class PB........................      286
   230      7.00%, 12/1/14, Pool #P60089......      242
 1,388      5.50%, 3/15/15, Series 2368, Class
              OE..............................    1,436
    84      6.00%, 6/15/15, Series 2391, Class
              DK..............................       84
   409      5.00%, 1/15/16, Series 2501, Class
              AG..............................      416
   185      7.00%, 3/1/16, Pool #P60090.......      195
   350      5.50%, 12/15/16, Series 2391,
              Class QR........................      360
 1,000      6.00%, 12/15/16, Series 2394,
              Class MC........................    1,046
 1,000      6.00%, 1/15/17, Series 2405, Class
              JF..............................    1,047
   750      6.00%, 3/15/17, Series 2425, Class
              OB..............................      786
   427      4.00%, 5/15/18, Series 2643, Class
              KG..............................      432
   795      4.00%, 8/1/18, Pool #E01424.......      759
   500      5.00%, 9/15/18, Series 2701, Class
              OD..............................      505
 1,000      6.00%, 8/15/19, Series 2388, Class
              AD..............................    1,056
    92      6.00%, 1/15/20, Series 2423, Class
              KA..............................       93

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP BALANCED FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    99      8.00%, 6/15/20, Series 50, Class
              I...............................      102
    50      8.50%, 6/15/21, Series 1087, Class
              I...............................       51
    44      6.00%, 9/15/21, Series 1136, Class
              H*..............................       44
   259      8.00%, 4/15/22, Series 1254, Class
              N...............................      265
   356      6.50%, 11/1/22, Pool #G30234......      374
   231      6.50%, 11/15/22, Pool #1152.......      232
   437      7.15%, 1/15/23, Pool #1517-I......      443
   280      6.50%, 2/15/23, Series 1611, Class
              IA..............................      283
     6      7.00%, 2/15/23, Series 1532, Class
              C...............................        6
   500      6.50%, 5/25/23, Series 32, Class
              PK..............................      512
   500      6.50%, 11/15/23, Series 1617,
              Class PM........................      528
   297      5.00%, 2/15/24, Series 2756, Class
              NA..............................      291
   757      8.00%, 4/15/24, Series 1710, Class
              GH..............................      802
   427      8.00%, 4/25/24, Series 31, Class
              Z...............................      476
    38      8.00%, 4/1/25, Pool #C00401.......       42
    66      8.00%, 5/1/25, Pool #C80313.......       72
    23      6.50%, 2/1/26, Pool #D68616.......       24
   117      6.50%, 2/1/26, Pool #D68124.......      122
    38      7.00%, 2/1/26, Pool #D69343.......       40
   707      7.00%, 4/15/26, Series 1843, Class
              Z...............................      751
    57      7.50%, 5/1/26, Pool #C00460.......       62
    44      8.50%, 7/1/26, Pool #C00472.......       49
   400      5.00%, 5/15/27, Series 2764, Class
              UC..............................      401
    46      7.50%, 8/1/27, Pool #C00542.......       50
   289      6.00%, 10/15/27, Series 2097,
              Class PX........................      295
   470      6.00%, 1/15/28, Series 2136, Class
              PE..............................      480
   621      6.50%, 10/15/28, Series 2438,
              Class NC........................      626
 1,592      8.00%, 11/15/28, Series 2097,
              Class PD........................    1,877
   477      6.50%, 7/15/30, Series 2388, Class
              BE..............................      482
   102      6.50%, 9/15/30, Series 2316, Class
              PB..............................      104
   213      6.50%, 1/15/31, Series 2456, Class
              CH..............................      222
   500      6.50%, 5/15/32, Series 2455, Class
              GK..............................      521

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   300      6.50%, 6/15/32, Series 2457, Class
              PE..............................      311
   736      6.50%, 7/15/32, Series 02-31,
              Class JZ........................      756
   817      6.50%, 2/25/43, Series T-54, Class
              2A..............................      853
                                                -------
                                                 24,941
                                                -------
Government National Mortgage Assoc. (1.0%):
    14      7.50%, 8/15/07, Pool #329613......       14
    63      6.50%, 7/15/08, Pool #349693......       66
   358      7.00%, 7/15/08, Pool #348872......      382
    38      7.00%, 7/15/08, Pool #326444......       40
     8      6.50%, 3/15/09, Pool #367398......        9
   174      6.50%, 5/15/09, Pool #366779......      185
   115      5.50%, 4/20/11, Pool #2222........      119
     4      13.50%, 5/15/11, Pool #047241.....        4
   512      6.50%, 9/15/13, Pool #468228......      544
     7      12.00%, 3/15/14, Pool #109220.....        8
     2      13.50%, 9/15/14, Pool #119582.....        2
     7      8.00%, 4/15/17, Pool #192100......        8
     9      10.00%, 7/15/18, Pool #248404.....       11
   192      8.50%, 6/15/22, Pool #323423......      214
   131      8.50%, 12/15/22, Pool #780708.....      146
    20      6.50%, 1/15/24, Pool #376656......       21
    55      7.00%, 4/15/24, Pool #355120......       58
    20      8.00%, 4/15/24, Pool #376038......       22
    40      8.00%, 8/15/24, Pool #394024......       44
    67      7.50%, 6/15/25, Pool #401860......       73
   121      7.00%, 8/15/25, Pool #413007......      129
   239      8.50%, 9/20/25, Pool #412336......      264
   202      6.50%, 4/15/26, Pool #424185......      212
   101      6.50%, 4/15/26, Pool #416192......      106
   119      7.00%, 5/15/26, Pool #375344......      127
    76      7.50%, 5/15/26, Pool #408313......       82
    34      7.50%, 5/15/26, Pool #375345......       36
    23      8.00%, 5/15/26, Pool #426783......       25
    13      8.50%, 1/15/27, Pool #432266......       14
    92      8.00%, 9/15/27, Pool #451932......      101
   121      6.50%, 3/15/28, Pool #430634......      127
    96      8.00%, 7/20/28, Pool #2619........      105
                                                -------
                                                  3,298
                                                -------
  Total U.S. Government Agency Mortgages         43,028
                                                -------
U.S. TREASURY OBLIGATIONS (10.2%):
U.S. Treasury Bonds (2.7%):
 4,000      10.38%, 11/15/12..................    4,885
 3,200      7.25%, 5/15/16....................    3,870
                                                -------
                                                  8,755
                                                -------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 66

ONE GROUP BALANCED FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
U.S. TREASURY OBLIGATIONS, CONTINUED:
  U.S. Treasury Inflation Protected Bonds (0.5%):
 1,200      3.88%, 1/15/09....................    1,534
                                                -------
U.S. Treasury Notes (4.4%):
 9,000      6.50%, 8/15/05....................    9,434
 4,700      6.50%, 2/15/10....................    5,297
                                                -------
                                                 14,731
                                                -------
U.S. Treasury STRIPS (2.6%):
 2,500      5/15/10...........................    1,961
 8,350      5/15/15...........................    4,840
 2,650      8/15/15...........................    1,510
                                                -------
                                                  8,311
                                                -------
  Total U.S. Treasury Obligations                33,331
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
INVESTMENT COMPANIES (0.3%):
   896      One Group Prime Money Market Fund,
              Class I (c).....................      896
                                                -------
  Total Investment Companies                        896
                                                -------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (15.9%):
51,828      Pool of various securities for One
              Group Equity Funds -- footnote 2
              (Securities Lending)............   51,828
                                                -------
  Total Short-Term Securities Held as
    Collateral for Securities Lending            51,828
                                                -------
Total (Cost $329,846) (a)                       377,653
                                                =======

------------
Percentages indicated are based on net assets of $325,793.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $54,463
                   Unrealized depreciation......................   (6,656)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $47,807
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

(d) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The interest rate for this variable rate bond, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

Amounts shown as 0 rounded to less than 1,000.

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (99.4%):
Commercial Services (0.6%):
      14    Deluxe Corp. ....................        589
      37    Equifax, Inc. ...................        921
      52    McGraw-Hill Cos., Inc. ..........      3,961
      32    Monster Worldwide, Inc. (b)......        819
      41    Moody's Corp. ...................      2,629
      51    Omnicom Group, Inc. .............      3,896
      59    R.R. Donnelley & Sons Co. .......      1,948
      47    Robert Half International,
              Inc. ..........................      1,387
      38    Sabre Group Holdings, Inc. ......      1,046
                                               ---------
                                                  17,196
                                               ---------
Communications (3.3%):
      84    Alltel Corp. ....................      4,236
     741    AT&T Wireless Services, Inc.
              (b)............................     10,606
     498    BellSouth Corp. .................     13,062
      38    CenturyTel, Inc. ................      1,133
      78    Citizens Communications Co.
              (b)............................        945
     301    Nextel Communications, Inc.,
              Class A (b)....................      8,035
     485    Qwest Communications
              International, Inc. (b)........      1,740
     899    SBC Communications, Inc. ........     21,811
     387    Sprint Corp., FON Group..........      6,817
     752    Verizon Communications...........     27,226
                                               ---------
                                                  95,611
                                               ---------
Consumer Durables (1.4%):
      22    Black & Decker Corp. ............      1,336
      26    Brunswick Corp. .................      1,049
      34    Centex Corp. ....................      1,533
      20    Cooper Tire & Rubber Co. ........        463
      78    Eastman Kodak Co. ...............      2,100
     497    Ford Motor Co. ..................      7,780
      40    Fortune Brands, Inc. ............      2,996
     153    General Motors Corp. ............      7,144
      48    Goodyear Tire & Rubber Co. (b)...        433
      80    Harley-Davidson, Inc. ...........      4,965
      48    Hasbro, Inc. ....................        910
      13    KB Home..........................        871
      52    Leggett & Platt, Inc. ...........      1,393
     115    Mattel, Inc. ....................      2,093
      21    Maytag Corp. ....................        525
      75    Newell Rubbermaid, Inc. .........      1,754
      34    Pulte Homes, Inc. ...............      1,791
      16    Snap-On, Inc. ...................        530
      22    Stanley Works....................      1,011
      19    Whirlpool Corp. .................      1,285
                                               ---------
                                                  41,962
                                               ---------
Consumer Non-Durables (8.0%):
      10    Adolph Coors Co., Class B........        730
      25    Alberto-Culver Co., Class B......      1,232

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Consumer Non-Durables, continued:
     557    Altria Group, Inc. ..............     27,875
     218    Anheuser-Busch Co., Inc. ........     11,794
     128    Avon Products, Inc. .............      5,913
      33    Brown-Forman Corp., Class B......      1,592
     112    Campbell Soup Co. ...............      3,000
      46    Cintas Corp. ....................      2,216
      58    Clorox Co. ......................      3,098
     661    Coca-Cola Co. ...................     33,390
     128    Coca-Cola Enterprises, Inc. .....      3,701
     144    Colgate Palmolive Co. ...........      8,446
     144    ConAgra Foods, Inc. .............      3,886
     103    General Mills, Inc. .............      4,878
     273    Gillette Co. ....................     11,554
      96    H.J. Heinz Co. ..................      3,748
      70    Hershey Foods Corp. .............      3,259
      26    International Flavors &
              Fragrances, Inc. ..............        958
      34    Jones Apparel Group, Inc. .......      1,352
     112    Kellogg Co. .....................      4,667
     136    Kimberly-Clark Corp. ............      8,969
      30    Liz Claiborne, Inc. .............      1,084
      37    McCormick & Co., Inc. ...........      1,270
      72    Nike, Inc., Class B..............      5,431
      70    Pepsi Bottling Group, Inc. ......      2,136
     464    PepsiCo, Inc. ...................     24,977
     698    Procter & Gamble Co. ............     38,005
      16    Reebok International Ltd. .......        586
      23    RJ Reynolds Tobacco Holdings,
              Inc. ..........................      1,565
     215    Sara Lee Corp. ..................      4,934
      30    V.F. Corp. ......................      1,453
      61    Wm. Wrigley Jr. Co. .............      3,846
                                               ---------
                                                 231,545
                                               ---------
Consumer Services (5.1%):
      48    Apollo Group, Inc., Class A
              (b)............................      4,234
     172    Carnival Corp. ..................      8,075
     277    Cendant Corp. ...................      6,781
     167    Clear Channel Communications,
              Inc. ..........................      6,164
     609    Comcast Corp., Class A (b).......     17,070
      44    Darden Restaurants, Inc. ........        898
      22    Dow Jones & Co., Inc. ...........      1,002
      74    Gannett Co., Inc. ...............      6,279
      48    H & R Block, Inc. ...............      2,266
      31    Harrah's Entertainment, Inc. ....      1,657
     104    Hilton Hotels Corp. .............      1,943
      95    International Game
              Technologies...................      3,658
     114    Interpublic Group of Cos., Inc.
              (b)............................      1,562
      21    Knight-Ridder, Inc. .............      1,539
      61    Marriott International, Inc.,
              Class A........................      3,064
     342    McDonald's Corp. ................      8,890

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 68

ONE GROUP EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
      14    Meredith Corp. ..................        750
      40    New York Times Co., Class A......      1,805
     108    Starbucks Corp. (b)..............      4,682
      56    Starwood Hotels & Resorts
              Worldwide, Inc. ...............      2,521
   1,238    Time Warner, Inc. (b)............     21,768
      89    Tribune Co. .....................      4,052
      88    Univision Communications, Inc.
              (b)............................      2,804
     471    Viacom, Inc., Class B............     16,807
     557    Walt Disney Co. .................     14,206
      31    Wendy's International, Inc. .....      1,079
      79    Yum! Brands, Inc. (b)............      2,925
                                               ---------
                                                 148,481
                                               ---------
Distribution Services (0.7%):
     117    Cardinal Health, Inc. ...........      8,187
      47    Genuine Parts Co. ...............      1,880
      80    McKesson Corp. ..................      2,730
      37    SuperValu, Inc. .................      1,121
     174    Sysco Corp. .....................      6,228
      25    W.W. Grainger, Inc. .............      1,419
                                               ---------
                                                  21,565
                                               ---------
Electronic Technology (12.2%):
     220    ADC Telecommunications, Inc.
              (b)............................        624
      96    Advanced Micro Devices, Inc.
              (b)............................      1,527
     131    Agilent Technologies, Inc. (b)...      3,828
     102    Altera Corp. (b).................      2,259
      54    American Power Conversion
              Corp. .........................      1,068
     102    Analog Devices, Inc. ............      4,806
      44    Andrew Corp. (b).................        873
     103    Apple Computer, Inc. (b).........      3,358
     458    Applied Materials, Inc. (b)......      8,982
      85    Applied Micro Circuits Corp.
              (b)............................        450
     120    Avaya, Inc. (b)..................      1,903
     229    Boeing Co. ......................     11,698
      85    Broadcom Corp., Class A (b)......      3,989
     154    CIENA Corp. (b)..................        573
   1,836    Cisco Systems, Inc. (b)..........     43,519
      53    Comverse Technology, Inc. (b)....      1,059
     373    Corning, Inc. (b)................      4,867
     685    Dell, Inc. (b)...................     24,543
     664    EMC Corp. (b)....................      7,566
     101    Gateway, Inc. (b)................        455
      54    General Dynamics Corp. ..........      5,368
      32    Goodrich Corp. ..................      1,033
     828    Hewlett-Packard Co. .............     17,473
   1,757    Intel Corp. .....................     48,481
     458    International Business Machines
              Corp. .........................     40,347
      55    Jabil Circuit, Inc. (b)..........      1,373
     391    JDS Uniphase Corp. (b)...........      1,482

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
      53    KLA-Tencor Corp. (b).............      2,636
      35    Lexmark International, Inc.,
              Class A (b)....................      3,406
      84    Linear Technology Corp. .........      3,317
     122    Lockheed Martin Corp. ...........      6,347
     104    LSI Logic Corp. (b)..............        791
   1,164    Lucent Technologies, Inc. (b)....      4,399
      88    Maxim Integrated Products,
              Inc. ..........................      4,587
     166    Micron Technology, Inc. (b)......      2,538
     637    Motorola, Inc. ..................     11,618
      97    National Semiconductor Corp.
              (b)............................      2,142
      26    NCR Corp. (b)....................      1,274
      94    Network Appliance, Inc. (b)......      2,032
      98    Northrop Grumman Corp. ..........      5,243
      40    Novellus Systems, Inc. (b).......      1,262
      45    NVIDIA Corp. (b).................        924
      35    PerkinElmer, Inc. ...............        695
      48    PMC -- Sierra, Inc. (b)..........        688
      25    Qlogic Corp. (b).................        673
     220    Qualcomm, Inc. ..................     16,057
     122    Raytheon Co. ....................      4,349
      48    Rockwell Collins.................      1,605
      50    Rockwell International Corp. ....      1,894
     141    Sanmina Corp. (b)................      1,287
      42    Scientific Atlanta, Inc. ........      1,435
     261    Solectron Corp. (b)..............      1,689
     903    Sun Microsystems, Inc. (b).......      3,920
      64    Symbol Technologies, Inc. .......        939
      23    Tektronix, Inc. .................        782
     113    Tellabs, Inc. (b)................        987
      53    Teradyne, Inc. (b)...............      1,196
     470    Texas Instruments, Inc. .........     11,367
      45    Thermo Electron Corp. (b)........      1,383
      32    Waters Corp. (b).................      1,551
     217    Xerox Corp. (b)..................      3,151
      94    Xilinx, Inc. ....................      3,140
                                               ---------
                                                 354,808
                                               ---------
Energy Minerals (5.5%):
      24    Amerada Hess Corp. ..............      1,936
      68    Anadarko Petroleum Corp. ........      4,008
      88    Apache Corp. ....................      3,846
      19    Ashland, Inc. ...................      1,009
     108    Burlington Resources, Inc. ......      3,898
     291    ChevronTexaco Corp. .............     27,348
     186    ConocoPhillips...................     14,209
      65    Devon Energy Corp. ..............      4,298
      32    EOG Resources, Inc. .............      1,890
   1,776    Exxon Mobil Corp. ...............     78,874
      41    Kerr-McGee Corp. ................      2,185

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Energy Minerals, continued:
      94    Marathon Oil Corp. ..............      3,550
     106    Occidental Petroleum Corp. ......      5,143
      21    Sunoco, Inc. ....................      1,306
      72    Unocal Corp. ....................      2,720
      35    Valero Energy Corp. .............      2,579
                                               ---------
                                                 158,799
                                               ---------
Finance (20.1%):
      77    ACE Ltd. ........................      3,251
     138    AFLAC, Inc. .....................      5,637
     191    Allstate Corp. ..................      8,882
      29    AMBAC Financial Group, Inc. .....      2,162
     347    American Express Co. ............     17,830
     708    American International Group,
              Inc. ..........................     50,490
      96    AmSouth Bancorp..................      2,436
      86    Aon Corp. .......................      2,436
      26    Apartment Investment & Management
              Co. ...........................        796
     554    Bank of America Corp. ...........     46,852
     211    Bank of New York Co., Inc. ......      6,225
     305    Bank One Corp. (c)...............     15,538
     152    BB&T Corp. ......................      5,633
      28    Bear Stearns Cos., Inc. .........      2,402
      65    Capital One Financial Corp. .....      4,452
     371    Charles Schwab Corp. ............      3,562
      61    Charter One Financial, Inc. .....      2,686
      52    Chubb Corp. .....................      3,513
      46    Cincinnati Financial Corp. ......      1,989
   1,404    Citigroup, Inc. .................     65,306
      47    Comerica, Inc. ..................      2,582
      76    Countrywide Financial Corp. .....      5,330
      99    E*Trade Group, Inc. (b)..........      1,107
     110    Equity Office Properties Trust...      2,981
      76    Equity Residential Properties
              Trust..........................      2,262
     263    Fannie Mae.......................     18,780
      29    Federated Investors, Inc. .......        891
     153    Fifth Third Bancorp..............      8,220
      34    First Horizon National Corp. ....      1,531
      68    Franklin Resources, Inc. ........      3,400
     187    Freddie Mac......................     11,835
      41    Golden West Financial Corp. .....      4,408
     131    Goldman Sachs Group, Inc. .......     12,340
      79    Hartford Financial Services
              Group, Inc. ...................      5,451
      62    Huntington Bancshares, Inc. .....      1,427
      65    Janus Capital Group, Inc. .......      1,072
      38    Jefferson-Pilot Corp. ...........      1,929
     566    JP Morgan Chase & Co. ...........     21,925
     111    KeyCorp..........................      3,331
      75    Lehman Brothers Holdings,
              Inc. ..........................      5,659
      48    Lincoln National Corp. ..........      2,288

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Finance, continued:
      50    Loews Corp. .....................      3,020
      32    M & T Bank Corp. ................      2,810
     142    Marsh & McLennan Cos., Inc. .....      6,449
      60    Marshall & Ilsley Corp. .........      2,358
      39    MBIA, Inc. ......................      2,240
     347    MBNA Corp. ......................      8,948
     115    Mellon Financial Corp. ..........      3,381
     261    Merrill Lynch & Co., Inc. .......     14,087
     205    MetLife, Inc. ...................      7,359
      27    MGIC Investment Corp. ...........      2,035
     299    Morgan Stanley Dean Witter &
              Co. ...........................     15,752
     184    National City Corp. .............      6,438
      47    North Fork Bancorp, Inc. ........      1,787
      60    Northern Trust Corp. ............      2,531
      50    Plum Creek Timber Co, Inc. ......      1,621
      77    PNC Financial Services Group.....      4,065
      87    Principal Financial Group........      3,015
      59    Progressive Corp. ...............      5,036
      49    ProLogis.........................      1,621
      79    Providian Financial Corp. (b)....      1,160
     143    Prudential Financial, Inc. ......      6,638
      60    Regions Financial Corp. .........      2,179
      18    Ryder Systems, Inc. .............        712
      38    SAFECO Corp. ....................      1,665
      57    Simon Property Group, Inc. ......      2,906
     119    SLM Corp. .......................      4,822
      90    Southtrust Corp. ................      3,476
      83    Sovereign Bancorp, Inc. .........      1,839
     181    St. Paul Co., Inc. ..............      7,344
      91    State Street Corp. ..............      4,474
      77    SunTrust Banks, Inc. ............      4,985
      83    Synovus Financial Corp. .........      2,096
      34    T. Rowe Price Group, Inc. .......      1,734
      30    Torchmark Corp. .................      1,626
     515    U.S. Bancorp.....................     14,186
      52    Union Planters Corp. ............      1,538
      80    UnumProvident Corp. .............      1,279
     357    Wachovia Corp. ..................     15,889
     235    Washington Mutual, Inc. .........      9,076
     458    Wells Fargo & Co. ...............     26,228
      38    XL Capital, Ltd., Class A........      2,831
      24    Zions Bancorp....................      1,494
                                               ---------
                                                 585,557
                                               ---------
Health Services (1.6%):
      41    Aetna, Inc. .....................      3,518
      30    AmerisourceBergen Corp. .........      1,823
      38    Anthem, Inc. (b).................      3,372
     124    Caremark Rx, Inc. (b)............      4,092
      38    Cigna Corp. .....................      2,642
      21    Express Scripts, Inc., Class A
              (b)............................      1,677

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 70

ONE GROUP EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Health Services, continued:
     132    HCA--The Healthcare Corp. .......      5,484
      66    Health Management Associates,
              Inc., Class A..................      1,480
      44    Humana, Inc. (b).................        741
      64    IMS Health, Inc. ................      1,496
      24    Manor Care, Inc. ................        789
      28    Quest Diagnostics, Inc. .........      2,387
     126    Tenet Healthcare Corp. (b).......      1,695
     167    UnitedHealth Group, Inc. ........     10,410
      42    Wellpoint Health Networks, Inc.,
              Class A (b)....................      4,735
                                               ---------
                                                  46,341
                                               ---------
Health Technology (11.4%):
     424    Abbott Laboratories..............     17,264
      36    Allergan, Inc. ..................      3,193
     345    Amgen, Inc. (b)..................     18,845
      55    Applera Corp.--Applied Biosystems
              Group..........................      1,192
      14    Bausch & Lomb, Inc. .............        936
     166    Baxter International, Inc. ......      5,744
      69    Becton, Dickinson & Co. .........      3,563
      92    Biogen Idec, Inc. (b)............      5,836
      69    Biomet, Inc. ....................      3,070
     227    Boston Scientific Corp. (b)......      9,706
     528    Bristol-Myers Squibb Co. ........     12,937
      28    C.R. Bard, Inc. .................      1,605
      51    Chiron Corp. (b).................      2,291
     307    Eli Lilly & Co. .................     21,444
     100    Forest Laboratories, Inc. (b)....      5,688
      62    Genzyme Corp. (b)................      2,912
      58    Gilead Sciences, Inc. (b)........      3,898
      85    Guidant Corp. ...................      4,760
      42    Hospira (b)......................      1,170
     806    Johnson & Johnson................     44,904
      66    King Pharmaceuticals, Inc. (b)...        750
      74    Medco Health Solutions, Inc.
              (b)............................      2,760
      68    MedImmune, Inc. (b)..............      1,581
     329    Medtronic, Inc. .................     16,038
     603    Merck & Co., Inc. ...............     28,664
      13    Millipore Corp. (b)..............        755
      73    Mylan Laboratories, Inc. ........      1,477
      34    Pall Corp. ......................        890
   2,072    Pfizer, Inc. ....................     71,037
     400    Schering-Plough Corp. ...........      7,387
      48    St. Jude Medical, Inc. (b).......      3,619
     109    Stryker Corp. ...................      5,977
      30    Watson Pharmaceuticals, Inc.
              (b)............................        795
     362    Wyeth............................     13,095
      66    Zimmer Holdings, Inc. (b)........      5,845
                                               ---------
                                                 331,628
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Industrial Services (1.2%):
      86    Allied Waste Industries, Inc.
              (b)............................      1,136
      90    Baker Hughes, Inc. ..............      3,406
      44    BJ Services Co. (b)..............      2,003
     174    El Paso Corp. ...................      1,372
      23    Fluor Corp. .....................      1,075
     120    Halliburton Co. .................      3,617
      40    Nabors Industries Ltd. (b).......      1,824
      37    Noble Corp. (b)..................      1,387
      29    Rowan Cos., Inc. (b).............        699
     160    Schlumberger Ltd. ...............     10,162
      87    Transocean Sedco Forex, Inc.
              (b)............................      2,521
     158    Waste Management, Inc. ..........      4,832
     141    Williams Cos., Inc. .............      1,680
                                               ---------
                                                  35,714
                                               ---------
Non-Energy Minerals (0.9%):
     236    Alcoa, Inc. .....................      7,800
      22    Allegheny Technologies, Inc. ....        398
      30    Louisiana-Pacific Corp. .........        699
     120    Newmont Mining Corp. ............      4,664
      21    Nucor Corp. .....................      1,645
      25    Phelps Dodge Corp. ..............      1,968
      31    United States Steel Corp. .......      1,080
      45    UST, Inc. .......................      1,618
      28    Vulcan Materials Co. ............      1,318
      65    Weyerhaeuser Co. ................      4,134
      24    Worthington Industries, Inc. ....        483
                                               ---------
                                                  25,807
                                               ---------
Process Industries (2.2%):
      62    Air Products and Chemicals,
              Inc. ..........................      3,237
     177    Archer-Daniels-Midland Co. ......      2,962
      15    Ball Corp. ......................      1,103
      29    Bemis Co., Inc. .................        820
      24    Boise Cascade Corp. .............        896
     254    Dow Chemical Co. ................     10,347
     272    Du Pont (EI) de Nemours & Co. ...     12,067
      21    Eastman Chemical Co. ............        972
      70    Ecolab, Inc. ....................      2,212
      34    Engelhard Corp. .................      1,090
      48    Freeport-McMoRan Copper & Gold,
              Inc., Class B..................      1,594
      69    Georgia-Pacific Corp. ...........      2,560
      14    Great Lakes Chemical Corp. ......        373
      30    Hercules, Inc. (b)...............        364
     132    International Paper Co. .........      5,893
      55    Meadwestvaco Corp. ..............      1,609
      72    Monsanto Co. ....................      2,777
      42    Pactiv Corp. (b).................      1,037
      47    PPG Industries, Inc. ............      2,912
      88    Praxair, Inc. ...................      3,522
      61    Rohm & Haas Co. .................      2,531

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Process Industries, continued:
      23    Sealed Air Corp. (b).............      1,220
      19    Sigma-Aldrich Corp. .............      1,119
      15    Temple-Inland, Inc. .............      1,041
                                               ---------
                                                  64,258
                                               ---------
Producer Manufacturing (7.7%):
      58    American Standard Cos., Inc.
              (b)............................      2,354
      30    Avery Dennison Corp. ............      1,920
      93    Caterpillar, Inc. ...............      7,376
      25    Cooper Industries Ltd., Class
              A..............................      1,492
      16    Crane Co. .......................        508
      12    Cummins, Inc. ...................        732
      40    Dana Corp. ......................        793
      84    Danaher Corp. ...................      4,336
      68    Deere & Co. .....................      4,742
     152    Delphi Corp. ....................      1,625
      55    Dover Corp. .....................      2,324
      41    Eaton Corp. .....................      2,648
     115    Emerson Electric Co. ............      7,281
   2,866    General Electric Co. ............     92,865
     233    Honeywell International, Inc. ...      8,543
      84    Illinois Tool Works, Inc. .......      8,066
      47    Ingersoll-Rand Co. ..............      3,215
      25    ITT Industries, Inc. ............      2,088
      52    Johnson Controls, Inc. ..........      2,755
     119    Masco Corp. .....................      3,709
     212    Minnesota Mining & Manufacturing
              Co. ...........................     19,118
      51    Molex, Inc. .....................      1,652
      19    Navistar International Corp.
              (b)............................        735
      48    Paccar, Inc. ....................      2,763
      32    Parker-Hannifin Corp. ...........      1,931
      63    Pitney Bowes, Inc. ..............      2,777
      23    Power-One, Inc. (b)..............        250
      37    Textron, Inc. ...................      2,218
      16    Thomas & Betts Corp. ............        434
     545    Tyco International Ltd. .........     18,049
     140    United Technologies Corp. .......     12,768
      35    Visteon Corp. ...................        410
                                               ---------
                                                 222,477
                                               ---------
Retail Trade (6.4%):
     100    Albertson's, Inc. ...............      2,651
      73    AutoNation, Inc. (b).............      1,242
      23    AutoZone, Inc. (b)...............      1,808
      82    Bed Bath & Beyond, Inc. (b)......      3,138
      88    Best Buy Co., Inc. ..............      4,471
      31    Big Lots, Inc. (b)...............        452
      54    Circuit City Stores, Inc. .......        699
     125    Costco Wholesale Corp. ..........      5,119
     108    CVS Corp. .......................      4,534
      23    Dillard's, Inc., Class A.........        506

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Retail Trade, continued:
      90    Dollar General Corp. ............      1,751
      47    Family Dollar Stores, Inc. ......      1,417
      49    Federated Department Stores,
              Inc. ..........................      2,398
     244    Gap, Inc. .......................      5,929
     604    Home Depot, Inc. ................     21,248
      77    J.C. Penney, Inc. ...............      2,893
      93    Kohl's Corp. (b).................      3,915
     202    Kroger Co. (b)...................      3,670
     128    Limited Brands, Inc. ............      2,393
     214    Lowe's Cos., Inc. ...............     11,220
      79    May Department Stores Co. .......      2,171
      38    Nordstrom, Inc. .................      1,610
      85    Office Depot, Inc. (b)...........      1,522
      44    RadioShack Corp. ................      1,251
     121    Safeway, Inc. (b)................      3,071
      58    Sears Roebuck & Co. .............      2,182
      39    Sherwin-Williams Co. ............      1,616
     135    Staples, Inc. ...................      3,959
     248    Target Corp. ....................     10,535
      40    Tiffany & Co. ...................      1,465
     134    TJX Cos., Inc. ..................      3,245
      58    Toys "R" Us, Inc. (b)............        926
   1,165    Wal-Mart Stores, Inc. ...........     61,448
     278    Walgreen Co. ....................     10,075
      39    Winn-Dixie Stores, Inc. .........        278
                                               ---------
                                                 186,808
                                               ---------
Technology Services (6.8%):
      65    Adobe Systems, Inc. .............      3,015
      37    Affiliated Computer Services,
              Inc., Class A (b)..............      1,956
     216    AT&T Corp. ......................      3,154
      31    Autodesk, Inc. ..................      1,320
     160    Automatic Data Processing,
              Inc. ..........................      6,716
      61    BMC Software, Inc. (b)...........      1,119
      46    Citrix System, Inc. (b)..........        941
     159    Computer Associates
              International, Inc. ...........      4,456
      51    Computer Sciences Corp. (b)......      2,365
     105    Compuware Corp. (b)..............        692
      39    Convergys Corp. (b)..............        599
     179    eBay, Inc. (b)...................     16,415
      82    Electronic Arts, Inc. (b)........      4,484
     132    Electronic Data Systems Corp. ...      2,519
     237    First Data Corp. ................     10,548
      53    Fiserv, Inc. (b).................      2,059
      52    Intuit, Inc. (b).................      2,007
      25    Mercury Interactive Corp. (b)....      1,248
   2,932    Microsoft Corp. .................     83,723
     105    Novell, Inc. (b).................        881
   1,411    Oracle Corp. (b).................     16,831
      73    Parametric Technology Corp.
              (b)............................        364

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 72

ONE GROUP EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Technology Services, continued:
     103    Paychex, Inc. ...................      3,475
      99    PeopleSoft, Inc. (b).............      1,833
     136    Siebel Systems, Inc. (b).........      1,458
      79    SunGard Data Systems, Inc. (b)...      2,048
      85    Symantec Corp. (b)...............      3,708
      91    Unisys Corp. (b).................      1,256
     117    Veritas Software Corp. (b).......      3,249
     366    Yahoo, Inc. (b)..................     13,287
                                               ---------
                                                 197,726
                                               ---------
Transportation (1.6%):
     101    Burlington Northern Santa Fe
              Corp. .........................      3,532
      58    CSX Corp. .......................      1,910
      34    Delta Airlines, Inc. (b).........        241
      81    FedEx Corp. .....................      6,627
     106    Norfolk Southern Corp. ..........      2,824
     215    Southwest Airlines Co. ..........      3,599
      70    Union Pacific Corp. .............      4,184
     306    United Parcel Service, Inc.,
              Class B........................     23,009
                                               ---------
                                                  45,926
                                               ---------
Utilities (2.7%):
     173    AES Corp. (b)....................      1,718
      34    Allegheny Energy, Inc. (b).......        531
      50    Ameren Corp. ....................      2,131
     107    American Electric Power Co.,
              Inc. ..........................      3,438
     113    Calpine Corp. (b)................        488
      83    Centerpoint Energy, Inc. ........        959
      49    Cinergy Corp. ...................      1,856
      44    CMS Energy Corp. (b).............        405
      65    Consolidated Edison, Inc. .......      2,602
      46    Constellation Energy Group,
              Inc. ..........................      1,734
      89    Dominion Resources, Inc. ........      5,594
      47    DTE Energy Co. ..................      1,910
     248    Duke Energy Corp. ...............      5,041
     103    Dynegy, Inc. (b).................        438
      88    Edison International, Inc. ......      2,262

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Utilities, continued:
      63    Entergy Corp. ...................      3,503
     180    Exelon Corp. ....................      5,976
      90    First Energy Corp. ..............      3,351
      50    FPL Group, Inc. .................      3,210
      43    Keyspan Corp. ...................      1,596
      34    Kinder Morgan, Inc. .............      1,998
      12    NICOR, Inc. .....................        406
      72    NiSource, Inc. ..................      1,475
      10    Peoples Energy Corp. ............        430
     114    PG&E Corp. (b)...................      3,180
      25    Pinnacle West Capital Corp. .....      1,002
      48    PPL Corp. .......................      2,217
      67    Progress Energy, Inc. ...........      2,950
      64    Public Service Enterprise Group,
              Inc. ..........................      2,572
      62    Sempra Energy....................      2,148
     200    Southern Co. ....................      5,838
      51    TECO Energy, Inc. ...............        613
      88    TXU Corp. .......................      3,563
     108    XCEL Energy, Inc. ...............      1,812
                                               ---------
                                                  78,947
                                               ---------
  Total Common Stocks                          2,891,156
                                               ---------
INVESTMENT COMPANIES (1.0%):
  28,313    One Group Prime Money Market
              Fund, Class I (c)(d)...........     28,313
                                               ---------
  Total Investment Companies                      28,313
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (5.0%):
 144,204    Pool of various securities for
              One Group Equity
              Funds -- footnote 2 (Securities
              Lending).......................    144,204
                                               ---------
  Total Short-Term Securities Held as
    Collateral for Securities Lending            144,204
                                               ---------
Total (Cost $1,983,572) (a)                    3,063,673
                                               =========

------------
Percentages indicated are based on net assets of $2,906,362.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $1,287,820
                   Unrealized depreciation......................    (207,719)
                                                                  ----------
                   Net unrealized appreciation (depreciation)...  $1,080,101
                                                                  ==========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

(d) Serves as collateral for futures contracts.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 COMMON STOCKS (98.7%):
Commercial Services (2.9%):
      6     AAR Corp. (b).....................       68
      9     ABM Industries, Inc. .............      166
      5     Administaff, Inc. (b).............       80
      7     Advent Software, Inc. (b).........      132
     16     Advo, Inc. .......................      523
     17     Alliance Data Systems Corp. (b)...      737
      1     Angelica Corp. ...................       29
      3     Arbitron, Inc. (b)................       92
      5     Banta Corp. ......................      220
      6     Bowne & Co., Inc. ................       92
      6     Brinks Co. .......................      200
      3     CDI Corp. ........................      116
      2     Consolidated Graphics, Inc. (b)...      107
     19     Copart, Inc. (b)..................      511
     19     Dun & Bradstreet Corp. (b)........      999
     10     Factset Research Systems, Inc. ...      452
      4     G & K Services, Inc., Class A.....      145
      5     Global Imaging Systems, Inc.
              (b).............................      179
     19     Harte-Hanks, Inc. ................      453
      4     Heidrick & Struggles
              International, Inc. (b).........      112
      4     Insurance Auto Auctions, Inc.
              (b).............................       74
      6     John H. Harland Co. ..............      176
      6     Kelly Services, Inc., Class A.....      191
      7     Korn/Ferry International (b)......      128
      9     Kroll, Inc. (b)...................      314
      7     Labor Ready, Inc. (b).............      116
     13     Manpower, Inc. ...................      647
      5     Maximus, Inc. (b).................      164
      2     Memberworks, Inc. (b).............       62
      6     Nautilus Group, Inc. .............      116
      5     On Assignment, Inc. (b)...........       32
     13     PRG-Schultz International, Inc.
              (b).............................       72
      5     RSA Security, Inc. (b)............       99
      4     SEI Investments Co. ..............      113
      3     SOURCECORP, Inc. (b)..............       83
     11     Spherion Corp. (b)................      110
      6     Standard Register Co. ............       72
      2     Startek, Inc. ....................       88
     11     Triarc Cos., Inc. ................      107
     32     Valassis Communications, Inc.
              (b).............................      987
      3     Volt Information Sciences, Inc.
              (b).............................       84
      6     Watson Wyatt & Co. (b)............      161
                                                -------
                                                  9,409
                                                -------
Communications (0.4%):
      4     Boston Communications Group (b)...       36
     43     Cincinnati Bell, Inc. (b).........      193
     12     General Communication, Inc. (b)...       94
      3     Intrado, Inc. (b).................       46

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Communications, continued:
     12     Telephone & Data Systems, Inc. ...      869
                                                -------
                                                  1,238
                                                -------
Consumer Durables (5.2%):
      4     Action Performance Cos., Inc. ....       59
     72     Activision, Inc. (b)..............    1,138
      4     Applica, Inc. ....................       38
      4     Arctic Cat, Inc. .................      111
      4     Bandag, Inc. .....................      163
      5     Barnes Group, Inc. ...............      143
      2     Bassett Furniture Industries,
              Inc. ...........................       45
      5     Briggs & Stratton Corp. ..........      422
     10     Callaway Golf Co. ................      108
     15     Champion Enterprises, Inc. (b)....      138
      1     Clarcor, Inc. ....................       59
      3     Coachmen Industries, Inc. ........       44
      6     Concord Camera Corp. (b)..........       20
     54     D.R. Horton, Inc. ................    1,539
      2     Department 56, Inc. (b)...........       35
      2     Enesco Group, Inc. (b)............       16
     11     Ethan Allen Interiors, Inc. ......      386
      5     Fedders Corp. ....................       20
     11     Fleetwood Enterprises, Inc. (b)...      156
      5     Fossil, Inc. (b)..................      144
     22     Furniture Brands International,
              Inc. ...........................      548
      9     Gentex Corp. .....................      349
     10     Harman International Industries,
              Inc. ...........................      949
      9     HNI Corp. ........................      395
     17     Hovnanian Enterprises Inc., Class
              A (b)...........................      574
      5     Jakks Pacific, Inc. (b)...........       98
      9     K2, Inc. (b)......................      139
      4     La-Z-Boy, Inc. ...................       71
     19     Lennar Corp. .....................      847
      0     Lennar Corp., Class B.............        0
      3     Libbey, Inc. .....................       73
      4     MDC Holdings, Inc. ...............      274
      2     Meade Instruments Corp. (b).......        7
      2     Meritage Corp. (b)................      149
     25     Mohawk Industries, Inc. (b).......    1,842
     32     Monaco Coach Corp. ...............      908
      1     National Presto Industries,
              Inc. ...........................       49
      2     NVR, Inc. (b).....................      812
     13     Polaris Industries, Inc. .........      610
      4     Russ Berrie & Co., Inc. ..........       69
      5     Ryland Group, Inc. ...............      361
      1     Skyline Corp. ....................       60
      2     Standard Motor Products, Inc. ....       36
     20     Standard Pacific Corp. ...........      982
      5     Sturm Ruger & Co., Inc. ..........       57

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 74

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Durables, continued:
     13     Take-Two Interactive Software,
              Inc. (b)........................      409
      7     Thor Industries, Inc. ............      240
      5     Toro Co. .........................      330
     34     Tupperware Corp. .................      651
     12     Winnebago Industries, Inc. .......      439
                                                -------
                                                 17,112
                                                -------
Consumer Non-Durables (4.5%):
     14     American Greetings Corp., Class A
              (b).............................      314
      4     American Italian Pasta Co., Class
              A...............................      117
      2     Ashworth, Inc. (b)................       19
      7     Blyth Industries, Inc. ...........      241
      3     Brown Shoe Co., Inc. .............      133
      6     Church & Dwight, Inc. ............      257
     37     Coach, Inc. (b)...................    1,672
     22     Constellation Brands, Inc., Class
              A (b)...........................      803
     34     Dean Foods Co. (b)................    1,266
      8     Dimon, Inc. ......................       45
      8     Flowers Foods, Inc. ..............      220
      1     Haggar Corp. .....................       17
      8     Hain Celestial Group, Inc. (b)....      140
     25     Hormel Foods Corp. ...............      772
     10     Interstate Bakeries Corp. ........      105
      2     J & J Snack Foods Corp. (b).......       62
      1     JM Smuckers Co. ..................       62
      9     K Swiss, Inc., Class A............      173
     10     Kellwood Co. .....................      432
      7     Lancaster Colony Corp. ...........      291
      5     Lance, Inc. ......................       78
      3     Natures Sunshine Products,
              Inc. ...........................       42
      8     NBTY, Inc. (b)....................      237
      2     Oshkosh 'B' Gosh, Inc., Class A...       58
      3     Oxford Industries, Inc. ..........      115
      1     Penford Corp. ....................       18
     27     PepsiAmericas, Inc. ..............      583
      5     Phillips-Van Heusen Corp. ........       94
      5     Ralcorp Holdings, Inc. (b)........      184
      6     Russell Corp. ....................      101
      4     Sanderson Farms, Inc. ............      227
      3     Schweitzer-Mauduit International,
              Inc. ...........................       79
     45     Smithfield Foods, Inc. (b)........    1,332
      8     Sola International, Inc. (b)......      130
      7     Stride Rite Corp. ................       80
     11     Timberland Co., Class A (b).......      737
     11     Tootsie Roll Industries...........      364
    111     Tyson Foods, Inc., Class A........    2,317
      5     Universal Corp. ..................      276

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Non-Durables, continued:
     28     Wolverine World Wide, Inc. .......      735
                                                -------
                                                 14,928
                                                -------
Consumer Services (6.2%):
      2     4Kids Entertainment, Inc. (b).....       46
      4     Advanced Marketing Services,
              Inc. ...........................       52
      7     Applebee's International, Inc. ...      157
     26     Argosy Gaming Co. (b).............      969
     11     Aztar Corp. (b)...................      319
      7     Bally Total Fitness Holding Corp.
              (b).............................       36
     19     Belo Corp., Class A...............      515
      6     Bob Evans Farms, Inc. ............      174
     11     Boyd Gaming Corp. ................      280
     11     Brinker International, Inc. (b)...      371
     73     Caesars Entertainment, Inc. (b)...    1,088
     20     Career Education Corp. (b)........      908
     24     CBRL Group, Inc. .................      733
     30     CEC Entertainment, Inc. (b).......      890
      6     Central Parking Corp. ............      117
      4     Coinstar, Inc. (b)................       90
     45     Corinthian Colleges, Inc. (b).....    1,102
      3     Cox Radio, Inc., Class A (b)......       48
      9     Education Management Corp. (b)....      285
     44     Emmis Communications Corp., Class
              A (b)...........................      931
      6     Entercom Communications Corp.
              (b).............................      232
      4     IHOP Corp. .......................      143
      4     Information Holdings, Inc. (b)....      104
     11     International Speedway Corp.,
              Class A.........................      551
     15     ITT Educational Services, Inc.
              (b).............................      579
     30     Jack in the Box, Inc. (b).........      898
     14     Landry's Seafood Restaurants,
              Inc. ...........................      433
     13     Laureate Education, Inc. (b)......      514
      4     Lone Star Steakhouse & Saloon,
              Inc. ...........................      108
     14     Mandalay Resort Group.............      968
      5     Marcus Corp. .....................       88
      5     Media General, Inc., Class A......      340
      5     Multimedia Games, Inc. ...........      143
      3     Nelson (Thomas), Inc. ............       60
      3     O'Charleys, Inc. (b)..............       57
     13     Outback Steakhouse, Inc. .........      518
      9     Panera Bread Co. (b)..............      330
      4     Papa John's International, Inc.
              (b).............................      105
      7     Pinnacle Entertainment, Inc.
              (b).............................       84
      3     Prepaid Legal Services, Inc.
              (b).............................       82
      8     Prime Hospitality Corp. (b).......       83
     23     Rare Hospitality International,
              Inc. (b)........................      570

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
     55     Reader's Digest Association, Inc.,
              Class A.........................      872
      8     Rollins, Inc. ....................      193
     24     Ruby Tuesday, Inc. ...............      659
      8     Ryan's Restaurant Group, Inc. ....      125
     10     Scholastic Corp. (b)..............      306
     18     Six Flags, Inc. (b)...............      131
     12     Sotheby's Holdings, Inc., Class A
              (b).............................      186
      5     The Steak n Shake Co. (b).........       88
     36     THQ, Inc. (b).....................      823
      1     Washington Post Co., Class B......    1,057
                                                -------
                                                 20,541
                                                -------
Distribution Services (1.7%):
      3     Anixter International, Inc. ......      113
      3     Applied Industrial Technologies,
              Inc. ...........................      101
     33     Avnet, Inc. (b)...................      744
      6     Bell Microproducts, Inc. (b)......       47
      4     Castle (A. M.) & Co. (b)..........       41
      5     CDW Corp. ........................      298
      5     Henry Schein, Inc. (b)............      345
     21     Hughes Supply, Inc. ..............    1,253
      3     Imagistics International, Inc.
              (b).............................      119
      2     Lawson Products, Inc. ............       64
      2     Nash Finch Co. ...................       51
     23     Owens & Minor, Inc. ..............      604
      9     Performance Food Group Co. (b)....      226
      5     PolyMedica Corp. .................      150
     16     Priority Healthcare Corp., Class B
              (b).............................      360
      4     School Specialty, Inc. (b)........      147
      4     SCP Pool Corp. (b)................      163
      4     TBC Corp. (b).....................       88
     17     United Stationers, Inc. (b).......      692
      5     Watsco, Inc. .....................      130
                                                -------
                                                  5,736
                                                -------
Electronic Technology (11.8%):
      5     Actel Corp. (b)...................       88
      7     Adaptec, Inc. (b).................       62
     19     Adtran, Inc. .....................      635
      7     Advanced Energy Industries, Inc.
              (b).............................      109
     19     Advanced Fibre Communication, Inc.
              (b).............................      378
      8     Alliance Semiconductor Corp.
              (b).............................       45
     19     Alliant Techsystems, Inc. (b).....    1,183
      5     Armor Holdings, Inc. (b)..........      156
     50     Arrow Electronics, Inc. (b).......    1,340
      7     Artesyn Technologies, Inc. (b)....       63
     74     Atmel Corp. (b)...................      441
      4     Audiovox Corp., Class A (b).......       71
      3     Avid Technology, Inc. (b).........      165
     58     Axcelis Technologies, Inc. (b)....      718

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
      3     BEI Technologies, Inc. ...........       71
      2     Bel Fuse, Inc., Class B...........       83
     10     Benchmark Electronics, Inc. (b)...      288
     34     Brooks Automation, Inc. (b).......      680
      3     Brooktrout, Inc. (b)..............       37
      8     C-COR.net Corp. (b)...............       82
     24     CACI International, Inc. (b)......      954
     44     Cadence Design Systems, Inc.
              (b).............................      638
     11     Captaris, Inc. (b)................       73
      3     Catapult Communications Corp.
              (b).............................       68
      6     Checkpoint Systems, Inc. (b)......      100
     12     Cognex Corp. .....................      462
      8     Cognizant Technology Solutions
              Corp. (b).......................      197
      5     Coherent, Inc. (b)................      150
      4     Cohu, Inc. .......................       69
      4     Commonwealth Telephone
              Enterprises, Inc. (b)...........      190
     50     Commscope, Inc. (b)...............    1,069
     27     Credence Systems Corp. (b)........      369
     37     Cree, Inc. (b)....................      852
      6     CTS Corp. ........................       70
      4     Cubic Corp. ......................       83
      4     Curtiss-Wright Corp. .............      251
     54     Cypress Semiconductor Corp. (b)...      765
      4     Daktronics, Inc. (b)..............       90
      4     Diebold, Inc. ....................      186
      6     Digi International, Inc. (b)......       60
     23     DRS Technologies, Inc. (b)........      732
     13     DSP Group, Inc. (b)...............      351
      4     Dupont Photomasks, Inc. (b).......       80
      3     EDO Corp. ........................       83
      5     Electro Scientific Industries,
              Inc. (b)........................      135
      5     Electronics Boutique Holdings
              Corp. (b).......................      122
      7     Engineered Support Systems,
              Inc. ...........................      390
      8     ESS Technology, Inc. (b)..........       81
      4     Esterline Technologies Corp.
              (b).............................      107
      9     Exar Corp. (b)....................      129
     55     Fairchild Semiconductor
              International, Inc. (b).........      903
      0     FEI Co. (b).......................        9
     22     Gartner, Inc., Class A (b)........      287
      8     Gencorp, Inc. ....................      101
     10     Gerber Scientific, Inc. (b).......       71
     12     Harmonic Lightwaves, Inc. (b).....      106
     20     Harris Corp. .....................    1,022
      4     Helix Technology Corp. ...........       96
      6     Hutchinson Technology, Inc. (b)...      136
      9     Imation Corp. ....................      362

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 76

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
     64     Integrated Device Technology, Inc.
              (b).............................      884
      5     Inter-Tel, Inc. ..................      137
     22     International Rectifier Corp.
              (b).............................      920
     50     Intersil Corp., Class A...........    1,094
      4     Invision Technologies, Inc. (b)...      186
      4     Itron, Inc. (b)...................       81
      3     Keithley Instruments, Inc. .......       61
     14     Kopin Corp. (b)...................       69
      3     Kronos, Inc. (b)..................      142
     11     Kulicke & Soffa Industries, Inc.
              (b).............................      120
     21     L-3 Communications Holdings,
              Inc. ...........................    1,406
     18     Lam Research Corp. (b)............      494
     29     Lattice Semiconductor Corp. (b)...      206
     13     LTX Corp. (b).....................      140
     25     McData Corp., Class A (b).........      135
     23     Mentor Graphics Corp. (b).........      349
      4     Mercury Computer Systems, Inc.
              (b).............................       95
      6     Methode Electronics, Inc., Class
              A...............................       81
     24     Microchip Technology, Inc. .......      746
      3     Micros Systems, Inc. (b)..........      147
     13     Microsemi Corp. (b)...............      180
      5     Moog, Inc., Class A (b)...........      183
      7     Network Equipment Technologies,
              Inc. (b)........................       54
      8     Newport Corp. (b).................      135
      7     NYFIX, Inc. (b)...................       34
      4     Park Electrochemical Corp. .......      112
      6     PC-Tel, Inc. (b)..................       68
      7     Pericom Semiconductor Corp. (b)...       76
      2     Photon Dynamics, Inc. (b).........       83
      6     Photronics, Inc. (b)..............      118
     12     Pinnacle Systems, Inc. (b)........       88
      3     Planar Systems, Inc. (b)..........       42
      6     Plantronics, Inc. (b).............      238
      9     Plexus Corp. (b)..................      116
     12     Polycom, Inc. (b).................      273
     19     Powerwave Technologies, Inc.
              (b).............................      143
     45     Quantum Corp. (b).................      141
      6     Radiant Systems, Inc. (b).........       26
      4     Radisys Corp. (b).................       72
     15     RF Micro Devices, Inc. (b)........      116
      3     Rudolph Technologies, Inc. (b)....       51
     28     SanDisk Corp. (b).................      598
      6     SBS Technologies, Inc. (b)........      100
      1     SCM Microsystems, Inc. (b)........        7
     10     Semtech Corp. (b).................      228
      2     Sequa Corp., Class A (b)..........      113
     16     Silicon Laboratories, Inc. (b)....      736
     11     Skyworks Solutions, Inc. (b)......       99
      3     Standard Microsystems Corp. (b)...       69

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
     44     Storage Technology Corp. (b)......    1,283
      5     Supertex, Inc. (b)................       75
     10     Symmetricom, Inc. (b).............       87
     52     Synopsys, Inc. (b)................    1,474
      7     Technitrol, Inc. (b)..............      156
      6     Teledyne Technologies, Inc. (b)...      111
     10     Three-Five Systems, Inc. (b)......       49
     16     Titan Corp. (b)...................      203
      3     Tollgrade Communications, Inc.
              (b).............................       31
     28     Trimble Navigation Ltd. (b).......      766
      3     Triumph Group, Inc. (b)...........       88
      5     Ultratech, Inc. (b)...............       82
     17     Varian Semiconductor Equipment
              Assoc., Inc. (b)................      661
     22     Veeco Instruments, Inc. (b).......      568
      5     ViaSat, Inc. (b)..................      113
      9     Vicor Corp. (b)...................      158
     64     Vishay Intertechnology, Inc.
              (b).............................    1,195
      6     Webex Communications, Inc. (b)....      125
      5     Wilson Greatbatch Technologies,
              Inc. (b)........................      128
      4     X-Rite, Inc. .....................       53
      8     Zebra Technologies Corp., Class A
              (b).............................      728
                                                -------
                                                 38,620
                                                -------
Energy Minerals (3.9%):
      6     Arch Coal, Inc. ..................      211
     11     Cabot Oil & Gas Corp., Class A....      458
      5     Cimarex Energy Co. (b)............      164
      9     Evergreen Resources, Inc. (b).....      371
     17     Forest Oil Corp. (b)..............      469
      5     Frontier Oil Corp. ...............      100
      6     Headwaters, Inc. (b)..............      167
     19     Massey Energy Co. ................      529
      9     Murphy Oil Corp. .................      631
     23     Newfield Exploration Co. (b)......    1,297
     12     Noble Energy, Inc. ...............      605
     11     Patina Oil & Gas Corp. ...........      329
     14     Peabody Energy Corp. .............      783
     43     Pioneer Natural Resources Co. ....    1,505
     36     Plains Exploration & Product
              (b).............................      665
      4     Plains Resources, Inc. (b)........       69
     26     Pogo Producing Co. ...............    1,267
      3     Prima Energy Corp. (b)............      107
      5     Remington Oil & Gas Corp., Class B
              (b).............................      110
      9     Stone Energy Corp. (b)............      417
      5     Swift Energy Co. (b)..............      105
     18     Tesoro Petroleum Corp. (b)........      510
     44     Vintage Petroleum, Inc. ..........      748

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Energy Minerals, continued:
     40     XTO Energy, Inc. .................    1,203
                                                -------
                                                 12,820
                                                -------
Finance (17.1%):
     36     A.G. Edwards, Inc. ...............    1,220
      6     Aaron Rents, Inc. ................      198
     11     Allmerica Financial Corp. (b).....      361
     19     AMB Property Corp. ...............      645
     38     American Financial Group, Inc. ...    1,167
     28     AmeriCredit Corp. (b).............      542
     19     AmerUs Group Co., Class A.........      806
      4     Anchor Bancorp Wisconsin, Inc. ...      114
      9     Arthur J. Gallagher & Co. ........      263
     43     Associated Banc Corp. ............    1,286
     13     Astoria Financial Corp. ..........      474
     15     Bank of Hawaii Corp. .............      696
     13     BankAtlantic Bancorp, Inc., Series
              A...............................      235
     20     Banknorth Group, Inc. ............      640
      6     Bankunited Financial Corp. (b)....      165
      4     Boston Private Financial Holdings,
              Inc. ...........................       90
     11     Brookline Bancorp, Inc. ..........      162
     10     Brown & Brown, Inc. ..............      448
      7     Capital Automotive Real Estate
              Investment Trust................      207
      5     Cash America International,
              Inc. ...........................      119
      7     Chittenden Corp. .................      250
      2     ChoicePoint, Inc. (b).............       79
     67     Colonial BancGroup, Inc. .........    1,224
      5     Colonial Properties Trust.........      189
     26     Commerce Bancorp, Inc. ...........    1,419
     14     Commercial Federal Corp. .........      385
      9     Commercial Net Lease Realty.......      150
      8     Community First Bankshares,
              Inc. ...........................      251
     30     Compass Bancshares, Inc. .........    1,275
     11     Delphi Financial Group, Class A...      483
      7     Dime Community Bancshares.........      124
      5     Downey Financial Corp. ...........      290
     26     East-West Bancorp, Inc. ..........      802
      5     Entertainment Properties, Inc. ...      166
      5     Essex Property Trust, Inc. .......      328
     18     Everest Re Group Ltd. ............    1,473
     53     Fidelity National Financial,
              Inc. ...........................    1,988
      3     Financial Federal Corp. (b).......      115
     29     First American Financial Corp. ...      756
      9     First Bancorp Puerto Rico.........      349
     10     First Midwest Bancorp, Inc. ......      349
      2     First Republic Bancorp, Inc. .....      103
      3     Firstfed Financial Corp. (b)......      125
     18     FirstMerit Corp. .................      476
     20     Flagstar Bancorp, Inc. ...........      406

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Finance, continued:
     16     Fremont General Corp. ............      290
      6     Gables Residential Trust..........      212
     10     GATX Corp. .......................      285
      5     Glenborough Realty Trust, Inc. ...       93
      8     Gold Banc Corp, Inc. .............      117
     12     Greater Bay Bancorp...............      337
     28     GreenPoint Financial Corp. .......    1,126
      9     HCC Insurance Holdings, Inc. .....      294
     58     Hibernia Corp., Class A...........    1,410
     10     Highwoods Properties, Inc. .......      243
      4     Hilb, Rogal & Hamilton Co. .......      146
      7     Horace Mann Educators Corp. ......      128
     15     Hospitality Properties Trust......      633
      8     Hudson United Bancorp.............      296
     45     Independence Community Bank
              Corp. ..........................    1,646
     11     IndyMac Bancorp, Inc. ............      348
      9     Investment Technology Group, Inc.
              (b).............................      119
     16     Investors Financial Services
              Corp. ..........................      715
      5     Irwin Financial Corp. ............      141
      6     Jefferies Group, Inc. ............      197
      5     Kilroy Realty Corp. ..............      164
      4     Labone, Inc. .....................      117
     12     LaBranche & Co., Inc. ............       98
     21     LandAmerica Financial Group,
              Inc. ...........................      799
      7     Legg Mason, Inc. .................      642
     15     Leucadia National Corp. ..........      750
     10     Lexington Corporate Properties
              Trust...........................      204
     19     Liberty Property Trust............      761
     13     Mack Cali Realty Corp. ...........      533
      6     MAF Bancorp, Inc. ................      276
      3     Mercantile Bankshares Corp. ......      126
     11     MONY Group, Inc. (b)..............      334
     45     National Commerce Financial
              Co. ............................    1,461
      7     NCO Group, Inc. (b)...............      179
     25     New Century Financial Corp. ......    1,152
     23     New Plan Excel Realty Trust.......      537
     92     New York Community Bancorp,
              Inc. ...........................    1,810
      3     Ohio Casualty Corp. (b)...........       57
     14     Old Republic International
              Corp. ..........................      328
      5     Philadelphia Consolidated Holding
              Corp. (b).......................      282
      4     Piper Jaffray Cos., Inc. (b)......      162
      6     PMI Group, Inc. ..................      264
      5     Presidential Life Corp. ..........       92
      6     ProAssurance Corp. (b)............      217
     32     Protective Life Corp. ............    1,238
      7     Provident Bankshares Corp. .......      190
      4     Radian Group, Inc. ...............      206
     42     Raymond James Financial, Inc. ....    1,099

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 78

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Finance, continued:
     12     Republic Bancorp, Inc. ...........      161
      5     Rewards Network, Inc. (b).........       47
      5     Riggs National Corp. Washington
              D.C. ...........................      105
      5     RLI Corp. ........................      196
      1     Scpie Holdings, Inc. .............        7
      6     Seacoast Financial Services
              Corp. ..........................      223
      6     Selective Insurance Group,
              Inc. ...........................      235
     10     Shurgard Storage Centers, Class
              A...............................      364
     29     South Financial Group, Inc. ......      819
     16     StanCorp Financial Group, Inc. ...    1,100
      7     Sterling Bancshares, Inc. ........      106
      4     Sterling Financial Corp. .........      137
      3     Stewart Information Services
              Corp. ..........................      105
     10     Susquehanna Bancshares, Inc. .....      247
      3     SWS Group, Inc. ..................       46
      2     TCF Financial Corp. ..............      102
     13     TrustCo Bank Corp. ...............      164
      7     UCBH Holdings, Inc. ..............      276
      9     UICI (b)..........................      209
      6     Umpqua Holdings Corp. ............      120
      9     United Bankshares, Inc. ..........      301
     29     United Dominion Realty Trust,
              Inc. ...........................      581
     10     United Rentals, Inc. (b)..........      172
     15     Unitrin, Inc. ....................      619
     16     W.R. Berkley Corp. ...............      702
     10     Waddell & Reed Financial, Inc.,
              Class A.........................      211
      7     Waypoint Financial Corp. .........      198
     14     Webster Financial Corp. ..........      669
      7     Westamerica Bancorp...............      354
      9     Whitney Holding Corp. ............      386
      9     Wilmington Trust Corp. ...........      328
      4     Wintrust Financial Corp. .........      218
      4     World Acceptance Corp. ...........       70
      4     Zenith National Insurance
              Corp. ..........................      198
                                                -------
                                                 56,023
                                                -------
Health Services (5.0%):
     17     Accredo Health, Inc. (b)..........      678
      6     Amsurg Corp. (b)..................      149
     11     Apria Healthcare Group, Inc.
              (b).............................      315
      4     Centene Corp. (b).................      145
     24     Cerner Corp. (b)..................    1,081
     41     Community Health Systems, Inc.
              (b).............................    1,086
     12     Covance, Inc. (b).................      463
     17     Coventry Health Care, Inc. (b)....      807
      6     Cross Country Healthcare, Inc.
              (b).............................      110
      5     Cryolife, Inc. (b)................       26
      5     Cyberonics, Inc. (b)..............      153
      7     Dendrite International, Inc.
              (b).............................      129
      6     First Health Group Corp. (b)......       92

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Services, continued:
     31     Health Net, Inc., Class A (b).....      817
     14     Hooper Holmes, Inc. ..............       79
      5     LifePoint Hospitals, Inc. (b).....      184
     41     Lincare Holdings, Inc. (b)........    1,360
     14     NDCHealth Corp. ..................      322
     10     Odyssey Healthcare, Inc. (b)......      189
     22     Omnicare, Inc. ...................      943
     11     Orthodontic Centers of America,
              Inc. (b)........................       87
     17     Oxford Health Plans, Inc. ........      955
     36     PacifiCare Health Systems, Inc.
              (b).............................    1,374
      4     Parexel International Corp. (b)...       87
      5     Pediatrix Medical Group, Inc.
              (b).............................      364
     61     Province Healthcare Co. (b).......    1,051
      3     Rehabcare Group, Inc. (b).........       80
     10     Sierra Health Services (b)........      444
     21     Stericycle, Inc. (b)..............    1,113
      4     Sunrise Assisted Living, Inc.
              (b).............................      160
     15     Triad Hospitals, Inc. (b).........      565
      5     United Surgical Partners
              International, Inc. (b).........      181
      8     Universal Health Services, Inc.,
              Class B.........................      355
     17     US Oncology, Inc. (b).............      252
      4     VISX, Inc. (b)....................      119
                                                -------
                                                 16,315
                                                -------
Health Technology (6.0%):
      5     Advanced Medical Optics (b).......      203
     38     Alpharma, Inc., Class A...........      787
      8     American Medical Systems Holdings,
              Inc. (b)........................      257
      2     Analogic Corp. ...................      100
     19     Apogent Technologies, Inc. (b)....      609
     13     Arqule, Inc. (b)..................       69
      4     Arthrocare Corp. (b)..............      114
      8     Barr Pharmaceuticals, Inc. (b)....      259
     25     Beckman Coulter, Inc. ............    1,518
      5     Biolase Technology, Inc. .........       62
      3     Biosite, Inc. (b).................      148
      6     Cephalon, Inc. (b)................      335
     17     Charles River Laboratories
              International, Inc. (b).........      818
      2     Cima Labs, Inc. (b)...............       84
      5     Conmed Corp. (b)..................      136
     20     Cooper Cos., Inc. ................    1,264
      3     Datascope Corp. ..................      102
     16     Dentsply International, Inc. .....      830
      5     Diagnostic Products Corp. ........      221
      5     Enzo Biochem, Inc. (b)............       78
      4     Haemonetics Corp. (b).............      115
     17     Hillenbrand Industries, Inc. .....    1,017
      3     Hologic, Inc. (b).................       77

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Technology, continued:
      3     ICU Medical, Inc. (b).............       84
      7     IDEXX Laboratories, Inc. (b)......      465
      4     Immucor, Inc. (b).................      121
      5     Inamed Corp. (b)..................      289
      3     Integra Lifesciences Corp. (b)....      116
      3     Intermagnetics General Corp.
              (b).............................       98
      6     Invacare Corp. ...................      265
     10     IVAX Corp. (b)....................      230
      8     Medicis Pharmaceuticals, Inc.,
              Class A.........................      315
      6     Merit Medical Systems, Inc. (b)...       89
     17     MGI Pharma, Inc. (b)..............      465
     83     Millennium Pharmaceuticals, Inc.
              (b).............................    1,140
      4     Noven Pharmaceuticals, Inc. (b)...       87
      3     Osteotech, Inc. (b)...............       20
     23     Par Pharmaceutical Companies,
              Inc. ...........................      806
     11     Perrigo Co. ......................      216
      3     Possis Medical, Inc. (b)..........      105
     43     Protein Design Labs, Inc. (b).....      827
     12     Regeneron Pharmaceuticals, Inc.
              (b).............................      125
      5     Respironics, Inc. (b).............      278
     13     Savient Pharmaceuticals, Inc.
              (b).............................       32
      5     Sepracor, Inc. (b)................      243
     49     Steris Corp. (b)..................    1,104
      3     Surmodics, Inc. (b)...............       80
     27     Sybron Dental Specialties, Inc.
              (b).............................      807
      5     Techne Corp. (b)..................      218
     12     Theragenics Corp. (b).............       56
      6     Valeant Pharmaceuticals, Inc. ....      120
     12     Varian Medical Systems, Inc.
              (b).............................      918
     70     Vertex Pharmaceuticals, Inc.
              (b).............................      758
      5     Viasys Healthcare, Inc. (b).......       97
      2     Vital Signs, Inc. ................       66
                                                -------
                                                 19,843
                                                -------
Industrial Services (4.3%):
      2     Atwood Oceanics, Inc. (b).........      101
     28     Cal Dive International, Inc.
              (b).............................      843
     11     Carbo Ceramics, Inc. .............      719
      4     Dril-Quip, Inc. (b)...............       69
     10     Dycom Industries, Inc. (b)........      266
      3     Emcor Group, Inc. (b).............      128
      6     ENSCO International, Inc. ........      170
     33     FMC Technologies, Inc. (b)........      944
      9     Granite Construction, Inc. .......      162
     24     Grant Prideco, Inc. (b)...........      445
     14     Hanover Compressor Co. (b)........      169
      8     Harsco Corp. .....................      379
      4     Hydril Co. (b)....................      127
     16     Input/Output, Inc. (b)............      129
      5     Insituform Technologies, Inc.
              (b).............................       75
      4     Ionics, Inc. (b)..................      122

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Industrial Services, continued:
      5     Lone Star Technologies, Inc.
              (b).............................      142
     34     Maverick Tube Corp. (b)...........      896
     18     National-Oilwell, Inc. (b)........      573
     19     Oceaneering International, Inc.
              (b).............................      653
      4     Offshore Logistics, Inc. (b)......      110
     28     Overseas Shipholding Group,
              Inc. ...........................    1,237
     25     Quanta Services, Inc. (b).........      155
      9     Republic Services, Inc. ..........      258
      3     Seacor Smit, Inc. (b).............      135
      8     Shaw Group, Inc. (b)..............       86
     19     Smith International, Inc. (b).....    1,061
     33     Tetra Tech, Inc. (b)..............      546
      4     Tetra Technologies, Inc. (b)......      100
      6     Tidewater, Inc. ..................      187
     22     URS Corp. (b).....................      593
     25     Varco International, Inc. (b).....      542
      5     Veritas DGC, Inc. (b).............      127
      5     W-H Energy Services, Inc. (b).....       99
     16     Waste Connections, Inc. (b).......      489
     25     Weatherford International Ltd.
              (b).............................    1,138
      9     Western Gas Resources, Inc. ......      280
                                                -------
                                                 14,255
                                                -------
Non-Energy Minerals (1.4%):
      2     Brush Engineered Materials, Inc.
              (b).............................       47
      4     Carpenter Technology Corp. .......      132
      6     Century Aluminum Co. (b)..........      147
      2     Cleveland Cliffs, Inc. (b)........       91
      5     Commonwealth Industries, Inc. ....       47
      2     Deltic Timber Corp. ..............       80
      3     Elkcorp...........................       81
     26     Florida Rock Industries, Inc. ....    1,116
      2     Imco Recycling, Inc. (b)..........       33
      3     Quanex Corp. .....................      170
     11     Rayonier, Inc. ...................      469
     21     Reliance Steel & Aluminum Co. ....      837
      5     Ryerson Tull, Inc. ...............       73
     41     Steel Dynamics, Inc. (b)..........    1,166
      4     Texas Industries, Inc. ...........      151
      3     Universal Forest Products,
              Inc. ...........................      109
                                                -------
                                                  4,749
                                                -------
Process Industries (3.7%):
      5     A. Schulman, Inc. ................      116
     19     Airgas, Inc. .....................      460
      7     Albany International Corp. .......      236
      7     AptarGroup, Inc. .................      312
      4     Arch Chemicals, Inc. .............      112
      5     Brady Corp., Class A..............      234
      6     Buckeye Technologies, Inc. (b)....       70

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 80

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Process Industries, continued:
      7     Cabot Corp. ......................      271
      4     Cambrex Corp. ....................      103
      5     Caraustar Industries, Inc. (b)....       69
      3     Chesapeake Corp. .................       71
      4     Corn Products International,
              Inc. ...........................      208
     19     Crompton Corp. ...................      123
     14     Cytec Industries, Inc. ...........      622
      7     Delta & Pine Land Co. ............      159
     12     Donaldson Co., Inc. ..............      351
      4     Ferro Corp. ......................       96
     27     FMC Corp. (b).....................    1,160
     26     Georgia Gulf Corp. ...............      915
      7     Glatfelter Co. ...................      106
      5     H.B. Fuller Co. ..................      130
      9     IMC Global, Inc. .................      127
     10     Longview Fibre Co. ...............      140
     20     Lubrizol Corp. ...................      742
      2     Lydall, Inc. (b)..................       23
     22     Lyondell Chemical Co. ............      374
      6     Macdermid, Inc. ..................      218
      2     Material Sciences Corp. ..........       21
      5     Minerals Technologies, Inc. ......      268
      2     Mobile Mini, Inc. (b).............       70
      5     Myers Industries, Inc. ...........       73
     11     OM Group, Inc. (b)................      367
     16     Omnova Solutions, Inc. (b)........       95
     16     Polyone Corp. (b).................      122
      3     Pope & Talbot, Inc. ..............       57
     22     Potlatch Corp. ...................      907
      1     Quaker Chemical Corp. ............       40
      5     Rock-Tenn Co., Class A............       82
      3     Rogers Corp. (b)..................      192
     79     RPM International, Inc. ..........    1,195
      9     Sensient Technologies Corp. ......      196
     12     Sonoco Products Co. ..............      306
      5     Valspar Corp. ....................      263
     10     Wausau-Mosinee Paper Corp. .......      166
      3     WD-40 Co. ........................       83
      7     Wellman, Inc. ....................       55
                                                -------
                                                 12,106
                                                -------
Producer Manufacturing (6.7%):
      9     Acuity Brands, Inc. ..............      245
     54     AGCO Corp. (b)....................    1,107
     18     ALLETE, Inc. .....................      584
      6     AMETEK, Inc. .....................      198
      5     Apogee Enterprises, Inc. .........       51
     26     Arvinmeritor, Inc. ...............      505
      3     Astec Industries, Inc. (b)........       65
      6     Baldor Electric Co. ..............      138
      4     Belden, Inc. .....................       92

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Producer Manufacturing, continued:
     25     Borg Warner, Inc. ................    1,082
      5     C&D Technologies, Inc. ...........       81
      8     Cable Design Technologies Corp.,
              Class A (b).....................       85
      4     Carlisle Cos., Inc. ..............      247
      6     Commercial Metals Co. ............      201
      3     Cuno, Inc. (b)....................      154
      4     Dionex Corp. (b)..................      206
     33     Energizer Holdings, Inc. (b)......    1,472
     18     Flowserve Corp. (b)...............      444
      3     Gardner Denver Machinery, Inc.
              (b).............................       76
     10     Graco, Inc. ......................      321
      6     Griffon Corp. (b).................      127
     15     Hubbell, Inc., Class B............      701
      6     IDEX Corp. .......................      213
      9     Interface, Inc. (b)...............       78
      3     Intermet Corp. ...................       14
      7     JLG Industries, Inc. .............      103
      4     Kaman Corp., Class A..............       55
      6     Kaydon Corp. .....................      186
      7     Kennametal, Inc. .................      331
     26     Lear Corp. .......................    1,534
     13     Lennox International, Inc. .......      227
      2     Lindsay Manufacturing Co. ........       52
      5     Littelfuse, Inc. (b)..............      197
      6     Magnetek, Inc. (b)................       48
     20     Manitowoc Co., Inc. ..............      673
      6     Martin Marietta Materials,
              Inc. ...........................      260
     11     Milacron, Inc. ...................       42
      6     Modine Manufacturing Co. .........      197
      7     Mueller Industries, Inc. .........      267
      8     Nordson Corp. ....................      329
     11     Oshkosh Truck Corp. ..............      624
      7     Paxar Corp. (b)...................      141
     35     Pentair, Inc. ....................    1,165
     37     Rayovac Corp. (b).................    1,044
      4     Regal Beloit Corp. ...............       95
      3     Robbins & Myers, Inc. ............       58
      3     RTI International Metals, Inc.
              (b).............................       53
      5     Simpson Manufacturing Co., Inc.
              (b).............................      290
      5     Smith (A.O.) Corp. ...............      163
     34     SPX Corp. ........................    1,582
      2     Standex International Corp. ......       61
      2     Steel Technologies, Inc. .........       41
      5     Stewart & Stevenson Services,
              Inc. ...........................       89
      3     Tecumseh Products Co. ............      133
      5     Teleflex, Inc. ...................      232
      3     Thomas Industries, Inc. ..........       90
     13     Timken Co. .......................      337
     12     Tower Automotive, Inc. (b)........       45
      7     Tredegar Industries Corp. ........      108

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Producer Manufacturing, continued:
      4     Valmont Industries, Inc. .........       97
     11     Varian, Inc. (b)..................      452
      6     Wabash National Corp. (b).........      167
      6     Watts Industries, Inc., Class A...      153
      2     Wolverine Tube, Inc. (b)..........       27
      2     Woodward Governor Co. ............      142
     30     York International Corp. .........    1,226
                                                -------
                                                 21,603
                                                -------
Retail Trade (6.4%):
     25     Abercrombie & Fitch Co., Class
              A...............................      974
     10     American Eagle Outfitters, Inc.
              (b).............................      290
     39     Ann Taylor Stores Corp. (b).......    1,132
     38     Barnes & Noble, Inc. (b)..........    1,277
     48     BJ's Wholesale Club, Inc. (b).....    1,195
     48     Borders Group, Inc. ..............    1,115
      2     Building Material Holding Co. ....       43
      8     Burlington Coat Factory Warehouse
              Corp. ..........................      158
      9     Casey's General Stores, Inc. .....      158
      4     Cato Corp., Class A...............       97
      6     Children's Place Retail Stores,
              Inc. (b)........................      134
     54     Claire's Stores, Inc. ............    1,167
      3     CPI Corp. ........................       40
     16     Dollar Tree Stores, Inc. (b)......      430
      5     Dress Barn, Inc. (b)..............       89
      5     Duane Reade, Inc. (b).............       74
     13     Fastenal Co. .....................      720
      4     Genesco, Inc. (b).................       90
      6     Goody's Family Clothing, Inc. ....       59
     12     Great Atlantic & Pacific Tea, Inc.
              (b).............................       94
     14     Group 1 Automotive, Inc. (b)......      465
      8     Guitar Center, Inc. (b)...........      375
      5     Gymboree Corp. (b)................       70
      3     Hancock Fabrics, Inc. ............       43
      4     Haverty Furniture Cos., Inc. .....       69
      5     Hibbet Sporting Goods, Inc. ......      126
      5     Hot Topic, Inc. (b)...............      111
     40     Insight Enterprises, Inc. (b).....      717
      3     J. Jill Group, Inc. (b)...........       81
      3     Jo-Ann Stores, Inc. (b)...........      100
      3     Linens 'N Things, Inc. (b)........       92
     12     Longs Drug Stores, Inc. ..........      276
     33     Men's Wearhouse, Inc. (b).........      878
     16     Michael's Stores, Inc. ...........      853
      3     Midas, Inc. (b)...................       57
      6     Movie Gallery, Inc. ..............      124
     13     Neiman-Marcus Group, Inc., Class
              A...............................      736
      8     O'Reilly Automotive, Inc. (b).....      369
     48     Pacific Sunwear of California,
              Inc. (b)........................      931

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Retail Trade, continued:
     15     Payless Shoesource, Inc. (b)......      227
      8     Pep Boys-Manny, Moe & Jack........      209
      8     Regis Corp. ......................      348
     38     Rent-A-Center, Inc. (b)...........    1,125
      9     Ross Stores, Inc. ................      246
      8     Ruddick Corp. ....................      186
     35     Saks, Inc. .......................      526
     13     Select Comfort Corp. (b)..........      371
      5     Shopko Stores, Inc. (b)...........       71
      7     Stein Mart, Inc. (b)..............      117
      7     Too, Inc. (b).....................      112
      6     Tractor Supply Co. (b)............      248
      3     Ultimate Electronics, Inc. (b)....       16
      6     Wet Seal, Inc., Class A (b).......       34
      2     Whole Foods Market, Inc. .........      216
      4     Williams-Sonoma, Inc. (b).........      141
     40     Zale Corp. (b)....................    1,093
                                                -------
                                                 21,095
                                                -------
Technology Services (3.7%):
      6     Agilysys, Inc. ...................       88
      3     Ansys, Inc. (b)...................      119
      8     Ascential Software Corp. (b)......      129
     24     BISYS Group, Inc. (b).............      343
      5     Carreker Corp. (b)................       52
     23     Ceridian Corp. (b)................      520
     12     Certegy, Inc. ....................      467
     18     Checkfree Corp. (b)...............      541
     11     Ciber, Inc. (b)...................       91
      3     Concord Communications, Inc.
              (b).............................       39
     43     CSG Systems International, Inc.
              (b).............................      886
      2     Curative Health Services, Inc.
              (b).............................       19
      9     Digital Insight Corp. (b).........      176
     22     DST Systems, Inc. (b).............    1,040
      8     eFunds Corp. (b)..................      142
      3     EPIQ Systems, Inc. (b)............       49
     26     Fair Issac & Co., Inc. ...........      864
      5     Internet Security Systems, Inc.
              (b).............................       78
      4     j2 Global Communications, Inc.
              (b).............................      112
      9     Jack Henry & Assoc., Inc. ........      184
      6     JDA Software Group, Inc. (b)......       81
     16     Keane, Inc. (b)...................      215
     42     Macrovision Corp. (b).............    1,046
      6     Mantech International Corp., Class
              A (b)...........................      111
      5     MapInfo Corp. (b).................       57
      6     MRO Software, Inc. (b)............       81
      8     Netegrity, Inc. (b)...............       68
     13     Network Associates, Inc. (b)......      242

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 82

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Technology Services, continued:
      4     Pegasus Solutions, Inc. (b).......       57
      3     Phoenix Technologies Ltd. (b).....       22
      6     Progress Software Corp. (b).......      123
      3     QRS Corp. (b).....................       22
     12     Retek, Inc. (b)...................       73
     20     Reynolds & Reynolds Co., Class
              A...............................      465
      7     Roxio, Inc. (b)...................       35
      2     ScanSource, Inc. (b)..............      146
      5     Serena Software, Inc. (b).........       95
      5     SPSS, Inc. (b)....................       84
     51     Sybase, Inc. (b)..................      927
      3     TALX Corp. .......................       61
     22     Tech Data Corp. (b)...............      861
      8     Transaction Systems Architects,
              Inc., Class A (b)...............      170
     24     UTStarcom, Inc. (b)...............      733
      8     Verity, Inc. (b)..................      106
      4     Websense, Inc. (b)................      142
     14     Wind River Systems, Inc. (b)......      170
      7     Zix Corp. (b).....................       53
                                                -------
                                                 12,185
                                                -------
Transportation (2.1%):
     19     Airtran Holdings, Inc. (b)........      269
      6     Alaska Air Group, Inc. (b)........      136
      9     Alexander & Baldwin, Inc. ........      303
      5     Arkansas Best Corp. ..............      175
     10     Atlantic Coast Airlines, Inc.
              (b).............................       55
      3     C.H. Robinson Worldwide, Inc. ....      115
     31     CNF, Inc. ........................    1,283
     13     EGL, Inc. (b).....................      352
      5     Expeditors International of
              Washington, Inc. ...............      236
      4     Forward Air Corp. (b).............      141
      5     Frontier Airlines, Inc. (b).......       56
      9     Heartland Express, Inc. ..........      257
     15     J.B. Hunt Transport Services,
              Inc. ...........................      568
      4     Kirby Corp. (b)...................      163
      7     Knight Transportation, Inc. (b)...      209
      6     Mesa Air Group, Inc. (b)..........       46
     20     Skywest, Inc. ....................      345
     26     Swift Transportation Co., Inc.
              (b).............................      470
      5     USF Corp. ........................      180
      8     Werner Enterprises, Inc. .........      159
     31     Yellow Corp. (b)..................    1,241
                                                -------
                                                  6,759
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities (5.7%):
     25     AGL Resources, Inc. ..............      715
     41     Alliant Energy Corp. .............    1,072
      3     American States Water Co. ........       65
     20     Aqua America, Inc. ...............      396
     45     Aquila, Inc. (b)..................      161
     14     Atmos Energy Corp. ...............      357
      8     Avista Corp. .....................      153
      2     Cascade Natural Gas Corp. ........       40
      3     Central Vermont Public Services
              Corp. ..........................       72
      3     CH Energy Group, Inc. ............      132
      2     Chemed Corp. .....................       83
      9     Cleco Corp. ......................      166
     54     DPL, Inc. ........................    1,058
      9     El Paso Electric Co. (b)..........      135
     11     Energen Corp. ....................      529
     32     Great Plains Energy, Inc. ........      953
      5     Green Mountain Power Corp. .......      127
     10     Hawaiian Electric Industries,
              Inc. ...........................      253
      3     Laclede Group, Inc. ..............       86
     30     MDU Resources Group, Inc. ........      723
     34     National Fuel Gas Co. ............      842
      5     New Jersey Resources Corp. .......      202
     54     Northeast Utilities...............    1,048
      4     Northwest Natural Gas Co. ........      135
      9     NSTAR.............................      443
      3     NUI Corp. ........................       40
      8     OGE Energy Corp. .................      214
     42     Oneok, Inc. ......................      923
     64     Pepco Holdings, Inc. .............    1,165
      7     Piedmont Natural Gas Co., Inc. ...      294
     14     PNM Resources, Inc. ..............      294
     14     Puget Energy, Inc. ...............      316
     12     Questar Corp. ....................      447
     20     Scana Corp. ......................      725
    105     Sierra Pacific Resources (b)......      807
      6     Southwest Gas Corp. ..............      137
     32     Southwestern Energy Co. (b).......      917
      7     UGI Corp. ........................      218
      2     UIL Holdings Corp. ...............      110
      6     Unisource Energy Corp. ...........      145
      9     Vectren Corp. ....................      238
     35     Westar Energy, Inc. ..............      691
      9     WGL Holdings, Inc. ...............      261
     20     Wisconsin Energy Corp. ...........      652

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP MARKET EXPANSION INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities, continued:
      7     WPS Resources Corp. ..............      325
                                                -------
                                                 18,865
                                                -------
  Total Common Stocks                           324,202
                                                -------
U.S. TREASURY OBLIGATIONS (0.1%):
U.S. Treasury Bills (0.1%):
    450     0.00%, 9/23/04 (d)................      449
                                                -------
  Total U.S. Treasury Obligations                   449
                                                -------
INVESTMENT COMPANIES (1.7%):
  5,709     One Group Prime Money Market Fund,
              Class I (c).....................    5,709
                                                -------
  Total Investment Companies                      5,709
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (9.8%):
 32,380     Pool of various securities for One
              Group Equity Funds -- footnote 2
              (Securities Lending)............   32,380
                                                -------
  Total Short-Term Securities Held as
    Collateral for Securities Lending            32,380
                                                -------
Total (Cost $306,920) (a)                       362,740
                                                =======

------------
Percentages indicated are based on net assets of $328,855.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $62,612
                   Unrealized depreciation......................   (6,792)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $55,820
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

(d) Serves as collateral for futures contracts.

Amounts shown as 0 rounded to less than 1,000.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 84

ONE GROUP TECHNOLOGY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION          VALUE($)
---------   -----------------------------------  --------
 COMMON STOCKS (98.9%):
Electronic Technology (63.8%):
     30     3Com Corp. (b) (b).................      184
      5     Adtran, Inc. ......................      174
      5     Advanced Fibre Communication, Inc.
              (b)..............................      109
      6     Agilent Technologies, Inc. (b).....      170
     10     Altera Corp. (b)...................      216
      8     Analog Devices, Inc. ..............      363
     10     Andrew Corp. (b)...................      199
     10     Apple Computer, Inc. (b)...........      322
     33     Applied Materials, Inc. (b)........      651
      7     CACI International, Inc. (b).......      263
    122     Cisco Systems, Inc. (b)............    2,897
      9     Comverse Technology, Inc. (b)......      181
     53     Dell, Inc. (b).....................    1,881
     31     EMC Corp. (b)......................      358
     11     Emulex Corp. (b)...................      154
      5     Global Payments, Inc. .............      239
      6     Harris Corp. ......................      325
     65     Hewlett-Packard Co. ...............    1,373
      2     Imation Corp. .....................       98
      5     Integrated Circuit Systems, Inc.
              (b)..............................      122
      7     Integrated Device Technology, Inc.
              (b)..............................       91
    108     Intel Corp. .......................    2,985
     33     International Business Machines
              Corp. (b)........................    2,874
      7     Intersil Corp., Class A............      156
     10     Jabil Circuit, Inc. (b)............      257
      9     KEMET Corp. (b)....................      106
      4     KLA-Tencor Corp. (b)...............      178
      2     Lexmark International, Inc., Class
              A (b)............................      203
      8     Linear Technology Corp. ...........      304
      7     Maxim Integrated Products, Inc. ...      377
      5     Microchip Technology, Inc. (b).....      164
     38     Motorola, Inc. ....................      694
      4     Novellus Systems, Inc. (b).........      135
      4     PerkinElmer, Inc. .................       75
      5     Qlogic Corp. (b)...................      136
     12     Qualcomm, Inc. ....................      883
     14     STMicroelectronics ADR.............      308
      2     Storage Technology Corp. (b).......       67
     37     Sun Microsystems, Inc. (b).........      159
      8     Synopsys, Inc. (b).................      227
      9     Tekelec (b)........................      160
     34     Texas Instruments, Inc. ...........      820
     20     Tibco Software, Inc. (b)...........      169
      9     Xilinx, Inc. (b)...................      293
                                                  ------
                                                  22,100
                                                  ------
Technology Services (35.1%):
     12     Accenture Ltd. (b).................      324

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION          VALUE($)
---------   -----------------------------------  --------
COMMON STOCKS, CONTINUED:
Technology Services, continued:
      6     Adobe Systems, Inc. ...............      298
      2     Affiliated Computer Services, Inc.,
              Class A (b)......................       90
      8     Ascential Software Corp. (b).......      128
      2     Autodesk, Inc. ....................       81
     14     Automatic Data Processing, Inc. ...      586
      8     BEA Systems, Inc. (b)..............       67
     13     BMC Software, Inc. (b).............      231
     11     Ceridian Corp. (b).................      257
      5     Cognos, Inc. (b)...................      184
      4     Computer Sciences Corp. (b)........      163
     10     eBay, Inc. (b).....................      938
     10     Electronic Arts, Inc. (b)..........      524
      6     Fair Issac & Co., Inc. ............      190
     22     First Data Corp. ..................      982
     13     Informatica Corp. (b)..............       97
      6     Interactivecorp (b)................      169
      4     Intuit, Inc. (b)...................      135
    118     Microsoft Corp. ...................    3,356
      3     National Instruments Corp. (b).....       92
      7     NetIQ Corp. (b)....................       88
     89     Oracle Corp. (b)...................    1,064
     26     Parametric Technology Corp. (b)....      132
     14     Paychex, Inc. .....................      471
      8     PeopleSoft, Inc. (b)...............      144
     12     SunGard Data Systems, Inc. (b).....      299
     10     Sybase, Inc. (b)...................      171
      9     Symantec Corp. (b).................      377
     13     Unisys Corp. (b)...................      182
     13     Veritas Software Corp. (b).........      349
                                                  ------
                                                  12,169
                                                  ------
  Total Common Stocks                             34,269
                                                  ------
INVESTMENT COMPANIES (1.1%):
    387     One Group Prime Money Market Fund,
              Class I (c)......................      387
                                                  ------
  Total Investment Companies                         387
                                                  ------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (1.7%):
    590     Pool of various securities for One
              Group Equity Funds -- footnote 2
              (Securities Lending).............      590
                                                  ------
  Total Short-Term Securities Held as
    Collateral for Securities Lending                590
                                                  ------
Total (Cost $37,794) (a)                          35,246
                                                  ======

------------
Percentages indicated are based on net assets of $34,654.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP TECHNOLOGY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 4,865
                   Unrealized depreciation......................   (7,413)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $(2,548)
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

ADR   American Depositary Receipt

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 86

ONE GROUP HEALTH SCIENCES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION          VALUE($)
---------   -----------------------------------  --------
 COMMON STOCKS (99.4%):
Health Services (16.3%):
     10     AmerisourceBergen Corp. ...........      592
     14     Anthem, Inc. (b)...................    1,219
     10     Caremark Rx, Inc. (b)..............      329
      4     Express Scripts, Inc., Class A
              (b)..............................      325
     13     Omnicare, Inc. ....................      539
     12     UnitedHealth Group, Inc. ..........      759
                                                  ------
                                                   3,763
                                                  ------
Health Technology (83.1%):
     17     Abbott Laboratories................      677
      8     Allergan, Inc. ....................      671
     32     Amgen, Inc. (b)....................    1,760
     37     Angiotech Pharmaceuticals, Inc.
              (b)..............................      737
     11     Biogen Idec, Inc. (b)..............      708
     22     Boston Scientific Corp. (b)........      950
     13     Eli Lilly & Co. ...................      930
     10     Fisher Scientific International,
              Inc. (b).........................      578
     16     Forest Laboratories, Inc. (b)......      878
     19     Genentech, Inc. (b)................    1,068
     12     Genzyme Corp. (b)..................      573
     15     Gilead Sciences, Inc. (b)..........    1,036
     20     MedImmune, Inc. (b)................      456
     25     Medtronic, Inc. ...................    1,215
     31     Merck & Co., Inc. .................    1,477

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION          VALUE($)
---------   -----------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Technology, continued:
      7     Par Pharmaceutical Companies,
              Inc. ............................      246
     52     Pfizer, Inc. ......................    1,773
     23     Protein Design Labs, Inc. (b)......      446
     10     St. Jude Medical, Inc. (b).........      757
     27     Trimeris, Inc. (b).................      394
     16     Watson Pharmaceuticals, Inc. (b)...      422
     39     Wyeth..............................    1,408
                                                  ------
                                                  19,160
                                                  ------
  Total Common Stocks                             22,923
                                                  ------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (7.1%):
  1,643     Pool of various securities for One
              Group Equity Funds -- footnote 2
              (Securities Lending).............    1,643
                                                  ------
  Total Short-Term Securities Held as
    Collateral for Securities Lending              1,643
                                                  ------
INVESTMENT COMPANIES (0.8%):
    191     One Group Prime Money Market Fund,
              Class I (c)......................      191
                                                  ------
  Total Investment Companies                         191
                                                  ------
Total (Cost $22,045) (a)                          24,757
                                                  ======

------------
Percentages indicated are based on net assets of $23,069.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 3,871
                   Unrealized depreciation......................   (1,159)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 2,712
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 COMMON STOCKS (86.4%):
Commercial Services (1.8%):
    108     Brinks Co. .......................    3,687
    294     IKON Office Solutions, Inc. ......    3,376
    201     Nextel Partners, Inc., Class A
              (b).............................    3,196
     81     R.H. Donnelley Corp. (b)..........    3,555
    436     Service Corp. International (b)...    3,215
                                                -------
                                                 17,029
                                                -------
Consumer Durables (4.8%):
    174     Activision, Inc. (b)..............    2,764
     33     Beazer Homes USA, Inc. ...........    3,302
     78     Centex Corp. .....................    3,586
    219     Ford Motor Co. ...................    3,426
     75     General Motors Corp. .............    3,472
     82     Hovnanian Enterprises Inc., Class
              A (b)...........................    2,850
     56     KB Home...........................    3,844
     61     MDC Holdings, Inc. ...............    3,869
     40     Meritage Corp. (b)................    2,770
    226     Owens-Illinois, Inc. (b)..........    3,791
     62     Pulte Homes, Inc. ................    3,245
     47     Ryland Group, Inc. ...............    3,709
     76     Standard Pacific Corp. ...........    3,743
     26     Whirlpool Corp. ..................    1,782
                                                -------
                                                 46,153
                                                -------
Consumer Non-Durables (3.5%):
     47     Adolph Coors Co., Class B.........    3,413
     64     Blyth Industries, Inc. ...........    2,200
     70     Brown Shoe Co., Inc. .............    2,865
    126     Coca-Cola Enterprises, Inc. ......    3,654
     89     NBTY, Inc. (b)....................    2,608
     81     Pilgrim's Pride Corp. (b).........    2,338
     58     RJ Reynolds Tobacco Holdings,
              Inc. ...........................    3,953
    133     Sara Lee Corp. ...................    3,059
    119     Smithfield Foods, Inc. (b)........    3,504
    175     Tyson Foods, Inc., Class A........    3,675
     72     Wolverine World Wide, Inc. .......    1,883
                                                -------
                                                 33,152
                                                -------
Consumer Services (5.0%):
     57     Ameristar Casinos, Inc. ..........    1,924
    118     Argosy Gaming Co. (b).............    4,425
    138     Belo Corp., Class A...............    3,693
    234     Caesars Entertainment, Inc. (b)...    3,509
     95     CEC Entertainment, Inc. (b).......    2,792
    141     Cendant Corp. ....................    3,463
    772     Charter Communications, Inc.
              (b).............................    3,027
    109     Clear Channel Communications,
              Inc. ...........................    4,013
    138     Emmis Communications Corp., Class
              A (b)...........................    2,897
     94     Jack in the Box, Inc. (b).........    2,803
     74     Landry's Seafood Restaurants,
              Inc. ...........................    2,199
     73     McDonald's Corp. .................    1,905
     34     Media General, Inc., Class A......    2,170

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
    170     Reader's Digest Association, Inc.,
              Class A.........................    2,721
    130     THQ, Inc. (b).....................    2,977
    190     Time Warner, Inc. (b).............    3,345
                                                -------
                                                 47,863
                                                -------
Distribution Services (0.9%):
    124     Andrx Corp. (b)...................    3,461
    117     Avnet, Inc. (b)...................    2,663
     97     SuperValu, Inc. ..................    2,978
                                                -------
                                                  9,102
                                                -------
Electronic Technology (11.8%):
    335     Adaptec, Inc. (b).................    2,836
    189     Advanced Micro Devices, Inc.
              (b).............................    3,000
    336     Amkor Technology, Inc. (b)........    2,748
    661     Applied Micro Circuits Corp.
              (b).............................    3,516
    152     Arrow Electronics, Inc. (b).......    4,078
    644     Atmel Corp. (b)...................    3,813
     81     Broadcom Corp., Class A (b).......    3,809
    184     Brooks Automation, Inc. (b).......    3,705
    191     Comverse Technology, Inc. (b).....    3,811
    243     Credence Systems Corp. (b)........    3,358
    210     Cypress Semiconductor Corp. (b)...    2,985
    218     Fairchild Semiconductor
              International, Inc. (b).........    3,571
     36     General Dynamics Corp. ...........    3,568
     65     Harris Corp. .....................    3,296
    222     Integrated Device Technology, Inc.
              (b).............................    3,071
    896     JDS Uniphase Corp. (b)............    3,398
    418     LSI Logic Corp. (b)...............    3,184
    955     Lucent Technologies, Inc. (b).....    3,611
    255     Micron Technology, Inc. (b).......    3,908
    160     MKS Instruments, Inc. (b).........    3,655
    192     Motorola, Inc. ...................    3,497
    803     Nortel Networks Corp. (b).........    4,006
    220     Omnivision Technologies, Inc.
              (b).............................    3,516
    731     ON Semiconductor Corp. ...........    3,671
    390     RF Micro Devices, Inc. (b)........    2,924
    173     SanDisk Corp. (b).................    3,755
     87     Storage Technology Corp. (b)......    2,534
    344     Tellabs, Inc. (b).................    3,005
    170     Teradyne, Inc. (b)................    3,857
    431     TriQuint Semiconductor, Inc.
              (b).............................    2,353
    129     Veeco Instruments, Inc. (b).......    3,330
    167     Vishay Intertechnology, Inc.
              (b).............................    3,100
     73     Western Wireless Corp., Class A
              (b).............................    2,107
    240     Xerox Corp. (b)...................    3,474
                                                -------
                                                114,050
                                                -------
Energy Minerals (2.9%):
     42     Amerada Hess Corp. ...............    3,318
     70     Anadarko Petroleum Corp. .........    4,120
    238     Chesapeake Energy Corp. ..........    3,502

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 88

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Energy Minerals, continued:
     35     Devon Energy Corp. ...............    2,309
     43     Houston Exploration Co. (b).......    2,218
     60     Kerr-McGee Corp. .................    3,249
     63     Newfield Exploration Co. (b)......    3,533
    207     Tesoro Petroleum Corp. (b)........    5,703
                                                -------
                                                 27,952
                                                -------
Finance (11.3%):
     72     ACE Ltd. .........................    3,035
     66     Allstate Corp. ...................    3,083
    120     American Financial Group, Inc. ...    3,682
    158     AmeriCredit Corp. (b).............    3,080
     92     AmerUs Group Co., Class A.........    3,796
     37     Bank of America Corp. ............    3,130
     38     Bear Stearns Cos., Inc. ..........    3,176
     42     Carramerica Realty Corp. .........    1,279
     77     CIT Group, Inc. ..................    2,967
     67     Citigroup, Inc. ..................    3,128
     42     Countrywide Financial Corp. ......    2,933
     42     Developers Diversified Realty
              Corp. ..........................    1,490
     90     Doral Financial Corp. ............    3,115
     46     Duke Realty Investments, Inc. ....    1,475
     81     First Horizon National Corp. .....    3,683
     51     Freddie Mac.......................    3,205
     38     General Growth Properties.........    1,125
     40     Goldman Sachs Group, Inc. ........    3,734
     47     Hartford Financial Services Group,
              Inc. ...........................    3,225
    163     Huntington Bancshares, Inc. ......    3,723
    119     KeyCorp...........................    3,555
    364     Knight Trading Group, Inc. .......    3,645
     39     Liberty Property Trust............    1,581
     67     Lincoln National Corp. ...........    3,180
     50     Loews Corp. ......................    2,999
     51     Merrill Lynch & Co., Inc. ........    2,762
    103     National City Corp. ..............    3,594
     86     Nationwide Financial Services,
              Inc., Class A...................    3,250
     67     New Century Financial Corp. ......    3,130
    213     Providian Financial Corp. (b).....    3,127
     54     R&G Financial Corp. ..............    1,777
    109     Raymond James Financial, Inc. ....    2,875
    105     Ryder Systems, Inc. ..............    4,207
     74     St. Paul Co., Inc. ...............    2,982
     49     UnionBanCal Corp. ................    2,776
     65     Wachovia Corp. ...................    2,893
     70     Washington Mutual, Inc. ..........    2,694
                                                -------
                                                109,091
                                                -------
Health Services (4.4%):
     59     AmerisourceBergen Corp. ..........    3,547
    125     Apria Healthcare Group, Inc.
              (b).............................    3,582

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Health Services, continued:
    408     Beverly Enterprises, Inc. (b).....    3,507
     40     Cigna Corp. ......................    2,744
     82     Dade Behring Holdings, Inc. (b)...    3,881
    196     Humana, Inc. (b)..................    3,312
    117     Kindred Healthcare, Inc. (b)......    3,089
    105     Lincare Holdings, Inc. (b)........    3,464
     78     PacifiCare Health Systems, Inc.
              (b).............................    3,001
    272     Select Medical Corp...............    3,656
     99     Sierra Health Services (b)........    4,447
    140     VISX, Inc. (b)....................    3,738
                                                -------
                                                 41,968
                                                -------
Health Technology (5.6%):
     95     Advanced Medical Optics (b).......    4,053
    112     Alpharma, Inc., Class A...........    2,295
     85     Barr Pharmaceuticals, Inc. (b)....    2,860
     51     Bausch & Lomb, Inc. ..............    3,313
     40     Beckman Coulter, Inc. ............    2,460
    124     Bristol-Myers Squibb Co. .........    3,033
     62     Cephalon, Inc. (b)................    3,336
     70     Charles River Laboratories
              International, Inc. (b).........    3,432
     95     Eon Labs, Inc. (b)................    3,873
    128     Human Genome Sciences, Inc. (b)...    1,483
     50     Invitrogen Corp. (b)..............    3,615
     95     Ligand Pharmaceuticals, Inc.
              (b).............................    1,649
    176     Medarex, Inc. ....................    1,283
     66     Merck & Co., Inc. ................    3,125
    195     Nektar Therapeutics (b)...........    3,894
     78     Par Pharmaceutical Companies,
              Inc. ...........................    2,746
    112     Perrigo Co. ......................    2,123
    122     Steris Corp. (b)..................    2,752
     89     Watson Pharmaceuticals, Inc.
              (b).............................    2,407
                                                -------
                                                 53,732
                                                -------
Industrial Services (2.8%):
    110     Cal Dive International, Inc.
              (b).............................    3,323
     57     Carbo Ceramics, Inc. .............    3,908
     97     Halliburton Co. ..................    2,944
    337     Key Energy Services, Inc. (b).....    3,183
    102     Maverick Tube Corp. (b)...........    2,687
    101     Oceaneering International, Inc.
              (b).............................    3,446
     82     Overseas Shipholding Group,
              Inc. ...........................    3,625
     51     URS Corp. (b).....................    1,409
     61     Washington Group International,
              Inc. ...........................    2,181
                                                -------
                                                 26,706
                                                -------
Non-Energy Minerals (1.9%):
    154     Louisiana-Pacific Corp. ..........    3,640
     69     Newmont Mining Corp. .............    2,687
     53     Phelps Dodge Corp. ...............    4,141
     77     Reliance Steel & Aluminum Co. ....    3,115
    153     Steel Dynamics, Inc. (b)..........    4,373
                                                -------
                                                 17,956
                                                -------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
 Process Industries (3.1%):
    186     Archer-Daniels-Midland Co. .......    3,119
     63     Corn Products International,
              Inc. ...........................    2,939
     89     Cytec Industries, Inc. ...........    4,058
     98     FMC Corp. (b).....................    4,230
    114     Georgia-Pacific Corp. ............    4,232
    252     Hercules, Inc. (b)................    3,076
     86     Monsanto Co. .....................    3,307
    150     OM Group, Inc. (b)................    4,958
                                                -------
                                                 29,919
                                                -------
Producer Manufacturing (6.4%):
    164     AGCO Corp. (b)....................    3,349
     42     Caterpillar, Inc. ................    3,343
     55     Cummins, Inc. ....................    3,451
    174     Dana Corp. .......................    3,415
     52     Deere & Co. ......................    3,678
     58     Eaton Corp. ......................    3,764
     80     Energizer Holdings, Inc. (b)......    3,592
     73     Manitowoc Co., Inc. ..............    2,485
     76     Navistar International Corp.
              (b).............................    2,962
     58     Paccar, Inc. .....................    3,356
    135     Rayovac Corp. (b).................    3,781
     79     SPX Corp. ........................    3,692
     93     Terex Corp. (b)...................    3,178
     63     Textron, Inc. ....................    3,756
    144     Timken Co. .......................    3,825
     90     Tyco International Ltd. ..........    2,980
    320     Visteon Corp. ....................    3,731
     74     York International Corp. .........    3,059
                                                -------
                                                 61,397
                                                -------
Retail Trade (7.6%):
     87     Abercrombie & Fitch Co., Class
              A...............................    3,386
     73     Advance Auto Parts, Inc. (b)......    3,239
    107     Ann Taylor Stores Corp. (b).......    3,100
     35     AutoZone, Inc. (b)................    2,843
     95     Barnes & Noble, Inc. (b)..........    3,220
    140     BJ's Wholesale Club, Inc. (b).....    3,509
    125     Borders Group, Inc. ..............    2,924
    256     Charming Shoppes..................    2,290
    159     Claire's Stores, Inc. ............    3,459
    162     Dillard's, Inc., Class A..........    3,615
     56     Federated Department Stores,
              Inc. ...........................    2,761
    139     Gap, Inc. ........................    3,373
    134     Insight Enterprises, Inc. (b).....    2,378
    134     Men's Wearhouse, Inc. (b).........    3,548
    158     Pacific Sunwear of California,
              Inc. (b)........................    3,086
    138     Penn National Gaming, Inc. (b)....    4,581
    122     Priceline.com, Inc. ..............    3,279
    100     Rent-A-Center, Inc. (b)...........    2,983
    558     Rite Aid Corp. (b)................    2,913
     81     Sears Roebuck & Co. ..............    3,064

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Retail Trade, continued:
     93     Sherwin-Williams Co. .............    3,855
     69     United Auto Group, Inc. ..........    2,123
    130     Zale Corp. (b)....................    3,554
                                                -------
                                                 73,083
                                                -------
Technology Services (6.1%):
    148     Amdocs Ltd. (b)...................    3,471
     79     Ask Jeeves, Inc. (b)..............    3,088
    160     AT&T Corp. .......................    2,338
    156     ATI Technologies, Inc. (b)........    2,939
     96     Autodesk, Inc. ...................    4,123
    214     BMC Software, Inc. (b)............    3,965
     78     Computer Sciences Corp. (b).......    3,632
    210     Convergys Corp. (b)...............    3,233
    137     CSG Systems International, Inc.
              (b).............................    2,834
     86     DST Systems, Inc. (b).............    4,160
     93     InfoSpace, Inc. (b)...............    3,529
    240     Ingram Micro, Inc. (b)............    3,472
    212     Sybase, Inc. (b)..................    3,816
     89     Tech Data Corp. (b)...............    3,467
    155     United Online, Inc. (b)...........    2,733
    121     UTStarcom, Inc. (b)...............    3,674
    181     Verisign, Inc. (b)................    3,611
                                                -------
                                                 58,085
                                                -------
Transportation (1.7%):
    320     AMR Corp. (b).....................    3,874
    105     Burlington Northern Santa Fe
              Corp. ..........................    3,678
     86     CNF, Inc. ........................    3,578
     85     United Defense Industries, Inc.
              (b).............................    2,960
     58     Yellow Corp. (b)..................    2,292
                                                -------
                                                 16,382
                                                -------
Utilities (4.8%):
    349     AES Corp. (b).....................    3,465
    297     Centerpoint Energy, Inc. .........    3,421
    417     CMS Energy Corp. (b)..............    3,810
     83     Constellation Energy Group,
              Inc. ...........................    3,149
    664     Dynegy, Inc. (b)..................    2,827
    140     Edison International, Inc. .......    3,569
     75     Energen Corp. ....................    3,597
    187     Northeast Utilities...............    3,634
    117     PG&E Corp. (b)....................    3,267
     84     Sempra Energy.....................    2,889
    384     Sierra Pacific Resources (b)......    2,959
    102     Southwestern Energy Co. (b).......    2,919
     94     TXU Corp. ........................    3,814
    169     XCEL Energy, Inc. ................    2,832
                                                -------
                                                 46,152
                                                -------
  Total Common Stocks                           829,772
                                                -------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 90

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 INVESTMENT COMPANIES (10.2%):
 66,335     One Group Institutional Prime
              Money Market Fund, Class I
              (c).............................   66,335
 31,576     One Group Prime Money Market Fund,
              Class I (c).....................   31,576
                                                -------

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
INVESTMENT COMPANIES, CONTINUED:
  Total Investment Companies                     97,911
                                                -------
Total (Cost $862,617) (a)                       927,683
                                                =======

------------
Percentages indicated are based on net assets of $959,909.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 82,965
                   Unrealized depreciation......................   (17,899)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 65,066
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT
(AMOUNTS IN THOUSANDS)

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
  COMMON STOCKS (85.1%):
Commercial Services (2.1%):
    81      Arbitron, Inc. (b)................    2,969
   295      Doubleclick, Inc. (b).............    2,290
    69      Iron Mountain, Inc. (b)...........    3,349
    48      Moody's Corp. ....................    3,127
   158      Navigant Consulting Co. (b).......    3,396
    50      R.R. Donnelley & Sons Co. ........    1,665
   124      Sabre Group Holdings, Inc. .......    3,425
                                                -------
                                                 20,221
                                                -------
Communications (0.8%):
   242      American Tower Corp. (b)..........    3,682
   210      Sprint Corp., FON Group...........    3,687
                                                -------
                                                  7,369
                                                -------
Consumer Durables (3.8%):
   241      Callaway Golf Co. ................    2,730
    34      CBL & Associates Properties.......    1,851
    49      Clarcor, Inc. ....................    2,253
    94      Gentex Corp. .....................    3,726
   383      Goodyear Tire & Rubber Co. (b)....    3,485
   178      Mattel, Inc. .....................    3,252
   135      Newell Rubbermaid, Inc. ..........    3,176
   182      Smurfit-Stone Container Corp.
              (b).............................    3,634
    85      Snap-On, Inc. ....................    2,840
   108      Superior Industries International,
              Inc. ...........................    3,628
    47      Toll Brothers, Inc. (b)...........    2,001
   133      WMS Industries, Inc. (b)..........    3,975
                                                -------
                                                 36,551
                                                -------
Consumer Non-Durables (3.7%):
    73      Brown-Forman Corp., Class B.......    3,522
   110      Campbell Soup Co. ................    2,945
    71      Cintas Corp. .....................    3,388
    61      Coca-Cola Co. ....................    3,101
    54      Colgate Palmolive Co. ............    3,144
    95      Constellation Brands, Inc., Class
              A (b)...........................    3,524
   101      Jarden Corp. (b)..................    3,640
    88      McCormick & Co., Inc. ............    3,001
    65      PepsiCo, Inc. ....................    3,482
    74      Talbots, Inc. ....................    2,907
    45      Wm. Wrigley Jr. Co. ..............    2,807
                                                -------
                                                 35,461
                                                -------
Consumer Services (5.6%):
    58      Carnival Corp. ...................    2,737
   125      DeVry, Inc. (b)...................    3,421
    67      Dow Jones & Co., Inc. ............    3,015
   136      Fox Entertainment Group, Inc.
              (b).............................    3,621
    42      GTECH Holdings Corp. .............    1,929
   161      Hilton Hotels Corp. ..............    3,005
   244      Interpublic Group of Cos., Inc.
              (b).............................    3,356
    88      Krispy Kreme Doughnuts, Inc.
              (b).............................    1,681
    81      Lamar Advertising Co., Class A
              (b).............................    3,497
    44      Lee Enterprises, Inc. ............    2,117
    58      New York Times Co., Class A.......    2,582

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Consumer Services, continued:
    82      P.F. Chang's China Bistro, Inc.
              (b).............................    3,372
    81      Starbucks Corp. (b)...............    3,512
   239      The Directv Group, Inc. (b).......    4,078
   112      Univision Communications, Inc.
              (b).............................    3,586
    80      Weight Watchers Int'l, Inc. (b)...    3,149
    99      Westwood One, Inc. (b)............    2,353
    74      Wynn Resorts Ltd. ................    2,852
                                                -------
                                                 53,863
                                                -------
Distribution Services (2.2%):
    32      CDW Corp. ........................    2,038
    45      Henry Schein, Inc. (b)............    2,825
    47      Patterson Dental Co. (b)..........    3,616
   171      Priority Healthcare Corp., Class B
              (b).............................    3,929
    60      SCP Pool Corp. (b)................    2,705
    81      Sysco Corp. ......................    2,903
   123      United Natural Foods, Inc. (b)....    3,546
                                                -------
                                                 21,562
                                                -------
Electronic Technology (12.9%):
   485      3Com Corp. (b)....................    3,032
   124      Adtran, Inc. .....................    4,154
   141      Altera Corp. (b)..................    3,133
   187      American Power Conversion
              Corp. ..........................    3,677
    68      Analog Devices, Inc. .............    3,220
    89      Apple Computer, Inc. (b)..........    2,902
   128      ATMI, Inc. (b)....................    3,488
    90      AVX Corp. ........................    1,306
   141      Check Point Software Technologies
              Ltd. (b)........................    3,798
   149      Cisco Systems, Inc. (b)...........    3,541
   103      Cymer, Inc. (b)...................    3,845
   101      Dell, Inc. (b)....................    3,612
    64      Diebold, Inc. ....................    3,389
   282      EMC Corp. (b).....................    3,215
    65      FLIR Systems, Inc. (b)............    3,551
   280      Foundry Networks, Inc. (b)........    3,943
   747      Gateway, Inc. (b).................    3,361
    67      Global Payments, Inc. ............    3,037
   107      Integrated Circuit Systems, Inc.
              (b).............................    2,893
   189      InterDigital Communications Corp.
              (b).............................    3,548
   127      Jabil Circuit, Inc. (b)...........    3,203
   170      Juniper Networks, Inc. (b)........    4,170
    78      KLA-Tencor Corp. (b)..............    3,831
   505      Level 3 Communications, Inc.
              (b).............................    1,792
   262      Micrel, Inc. (b)..................    3,188
   156      Nam Tai Electronics, Inc. ........    3,353
   182      Network Appliance, Inc. (b).......    3,924
   108      Novellus Systems, Inc. (b)........    3,390
   142      Power Integrations, Inc. (b)......    3,534
    71      Precision Castparts Corp. ........    3,890
    48      Qualcomm, Inc. ...................    3,492
   222      Silicon Image, Inc. ..............    2,918
   862      Sun Microsystems, Inc. (b)........    3,740

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 92

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Electronic Technology, continued:
   518      Sycamore Networks, Inc. (b).......    2,193
    98      Thermo Electron Corp. (b).........    3,005
   174      Webex Communications, Inc. (b)....    3,791
    42      Zebra Technologies Corp., Class A
              (b).............................    3,659
                                                -------
                                                123,718
                                                -------
Energy Minerals (2.3%):
    73      Exxon Mobil Corp. ................    3,239
    86      Headwaters, Inc. (b)..............    2,231
    47      Murphy Oil Corp. .................    3,482
    76      Quicksilver Resouces, Inc. (b)....    5,064
    98      Spinnaker Exploration Co. (b).....    3,877
    41      St. Mary Land & Exploration
              Corp. ..........................    1,453
    78      Unit Corp. (b)....................    2,457
                                                -------
                                                 21,803
                                                -------
Finance (11.3%):
    43      American Express Co. .............    2,197
    30      Apartment Investment & Management
              Co. ............................      930
    62      Archstone-Smith Trust.............    1,823
   100      BB&T Corp. .......................    3,688
    33      BlackRock, Inc. ..................    2,097
    69      Brown & Brown, Inc. ..............    2,963
    20      Centerpoint Properties Corp. .....    1,501
   327      Charles Schwab Corp. .............    3,147
    70      ChoicePoint, Inc. (b).............    3,215
    67      Crescent Real Estate Equities
              Co. ............................    1,084
    83      Cullen/Frost Bankers, Inc. .......    3,731
    92      Eaton Vance Corp. ................    3,514
    32      Federal Realty Investment Trust...    1,341
   113      Federated Investors, Inc. ........    3,436
    65      Fifth Third Bancorp...............    3,518
   180      First Niagara Financial Group,
              Inc. ...........................    2,159
    61      Hudson City Bancorp, Inc. ........    2,041
   212      Janus Capital Group, Inc. ........    3,501
    67      Jefferson-Pilot Corp. ............    3,394
    40      M & T Bank Corp. .................    3,492
     6      Markel Corp. (b)..................    1,705
    73      Marsh & McLennan Cos., Inc. ......    3,317
    77      Mercantile Bankshares Corp. ......    3,625
   159      New York Community Bancorp,
              Inc. ...........................    3,120
    84      Northern Trust Corp. .............    3,561
    96      People's Bank.....................    3,001
    76      Piper Jaffray Cos., Inc. (b)......    3,423
   101      Principal Financial Group.........    3,521
    71      Reckson Associates Realty
              Corp. ..........................    1,938
   104      SLM Corp. ........................    4,189
    50      Southwest Bancorp of Texas........    2,226
    29      Strayer Education, Inc. ..........    3,248
   125      Synovus Financial Corp. ..........    3,158
    74      T. Rowe Price Group, Inc. ........    3,723
    75      UCBH Holdings, Inc. ..............    2,955
   106      Union Planters Corp. .............    3,151

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Finance, continued:
   167      Waddell & Reed Financial, Inc.,
              Class A.........................    3,694
    75      Washington Federal, Inc. .........    1,790
                                                -------
                                                108,117
                                                -------
Health Services (3.5%):
   134      American Healthways, Inc. (b).....    3,573
    96      Caremark Rx, Inc. (b).............    3,154
    95      Covance, Inc. (b).................    3,661
   127      Health Management Associates,
              Inc., Class A...................    2,845
    74      Martek Biosciences Corp. (b)......    4,168
    47      Medicines Co. (b).................    1,431
    98      Pharmaceutical Product
              Development, Inc. (b)...........    3,114
   203      PSS World Medical, Inc. (b).......    2,272
    71      Stericycle, Inc. (b)..............    3,660
   269      Tenet Healthcare Corp. (b)........    3,608
    73      Wright Medical Group, Inc. (b)....    2,588
                                                -------
                                                 34,074
                                                -------
Health Technology (6.0%):
   161      Angiotech Pharmaceuticals, Inc.
              (b).............................    3,242
   177      Atherogenics, Inc. (b)............    3,362
    56      Biogen Idec, Inc. (b).............    3,513
    88      Boston Scientific Corp. (b).......    3,772
   131      Cytyc Corp. (b)...................    3,328
    51      Fisher Scientific International,
              Inc. (b)........................    2,923
    49      Forest Laboratories, Inc. (b).....    2,758
    63      Guidant Corp. ....................    3,496
   127      MedImmune, Inc. (b)...............    2,969
    56      Millipore Corp. (b)...............    3,180
    21      OSI Pharmaceuticals, Inc. (b).....    1,501
   129      Pall Corp. .......................    3,376
   221      Schering-Plough Corp. ............    4,091
    66      Sepracor, Inc. (b)................    3,489
    42      St. Jude Medical, Inc. (b)........    3,208
    60      Stryker Corp. ....................    3,289
    69      Taro Pharmaceuticals Industries
              Ltd. (b)........................    3,014
    34      Zimmer Holdings, Inc. (b).........    3,040
                                                -------
                                                 57,551
                                                -------
Industrial Services (4.3%):
    58      Cooper Cameron Corp. (b)..........    2,810
   104      Diamond Offshore Drilling,
              Inc. ...........................    2,468
   431      El Paso Corp. ....................    3,397
   122      ENSCO International, Inc. ........    3,558
    81      Fluor Corp. ......................    3,879
   131      Helmerich & Payne, Inc. ..........    3,435
    74      Jacobs Engineering Group, Inc.
              (b).............................    2,915
   113      National-Oilwell, Inc. (b)........    3,546
    90      Noble Corp. (b)...................    3,399
   105      Patterson-UTI Energy, Inc. .......    3,516

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Industrial Services, continued:
   181      Pride International, Inc. (b).....    3,096
   144      Rowan Cos., Inc. (b)..............    3,492
    52      Western Gas Resources, Inc. ......    1,682
                                                -------
                                                 41,193
                                                -------
Non-Energy Minerals (0.7%):
    80      Alcoa, Inc. ......................    2,657
   208      Allegheny Technologies, Inc. .....    3,761
                                                -------
                                                  6,418
                                                -------
Process Industries (3.3%):
    70      Bowater, Inc. ....................    2,891
   127      Cabot Microelectronics Corp.
              (b).............................    3,878
   664      Coeur D'Alene Mines Corp. (b).....    2,708
   116      Donaldson Co., Inc. ..............    3,396
    62      Dow Chemical Co. .................    2,525
    70      Du Pont (EI) de Nemours & Co. ....    3,124
   110      Ecolab, Inc. .....................    3,488
   603      Hecla Mining Co. (b)..............    3,436
   166      Lyondell Chemical Co. ............    2,882
   138      Packaging Corp. of America........    3,305
                                                -------
                                                 31,633
                                                -------
Producer Manufacturing (3.5%):
    92      Actuant Corp., Class A (b)........    3,604
    89      American Standard Cos., Inc.
              (b).............................    3,608
    49      Avery Dennison Corp. .............    3,126
   145      Federal Signal Corp. .............    2,696
   100      General Electric Co. .............    3,234
   112      Herman Miller, Inc. ..............    3,254
   100      IDEX Corp. .......................    3,428
   118      Molex, Inc. ......................    3,776
    60      Roper Industries, Inc. ...........    3,418
   109      Trinity Industries, Inc. .........    3,452
                                                -------
                                                 33,596
                                                -------
Retail Trade (7.9%):
   271      99 Cents Only Stores (b)..........    4,135
   124      Albertson's, Inc. ................    3,285
    57      Amazon.Com, Inc. (b)..............    3,125
   102      Bed Bath & Beyond, Inc. (b).......    3,935
   180      Carmax, Inc. (b)..................    3,941
    68      Cost Plus, Inc. (b)...............    2,195
   106      Family Dollar Stores, Inc. .......    3,226
    65      Fastenal Co. .....................    3,708
   175      Fred's, Inc. .....................    3,869
    74      Kohl's Corp. (b)..................    3,144
   178      Kroger Co. (b)....................    3,239
   358      Lexar Media, Inc. (b).............    2,394
   119      MSC Industrial Direct Co., Class
              A...............................    3,893
    97      Petco Animal Supplies, Inc. ......    3,119
   118      Petsmart, Inc. ...................    3,839
    79      Regis Corp. ......................    3,528
   134      Ross Stores, Inc. ................    3,583

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Retail Trade, continued:
   115      Select Comfort Corp. (b)..........    3,256
    77      Tiffany & Co. ....................    2,841
    73      Tuesday Morning Corp. (b).........    2,119
    64      Wal-Mart Stores, Inc. ............    3,355
    90      Walgreen Co. .....................    3,255
    34      Whole Foods Market, Inc. .........    3,217
                                                -------
                                                 76,201
                                                -------
Technology Services (5.4%):
   102      Altiris, Inc. (b).................    2,814
    72      Automatic Data Processing,
              Inc. ...........................    3,021
   140      Ceridian Corp. (b)................    3,153
    46      eBay, Inc. (b)....................    4,243
    62      Electronic Arts, Inc. (b).........    3,369
   102      Interactivecorp (b)...............    3,082
   104      Manhattan Associates, Inc. (b)....    3,203
    62      Mercury Interactive Corp. (b).....    3,089
    98      National Instruments Corp. .......    2,992
    94      Paychex, Inc. ....................    3,193
   278      Quest Software, Inc. (b)..........    3,585
   137      Red Hat, Inc. (b).................    3,140
    71      Symantec Corp. (b)................    3,122
   142      Total System Services, Inc. ......    3,101
   356      WebMD Corp. (b)...................    3,316
   173      Zoran Corp. (b)...................    3,183
                                                -------
                                                 51,606
                                                -------
Transportation (2.0%):
    50      Expeditors International of
              Washington, Inc. ...............    2,489
    33      FedEx Corp. ......................    2,662
   105      JetBlue Airways Corp. (b).........    3,087
   110      Kansas City Southern Industries,
              Inc. (b)........................    1,708
    54      Landstar System, Inc. (b).........    2,859
   211      Southwest Airlines Co. ...........    3,535
    42      United Parcel Service, Inc., Class
              B...............................    3,176
                                                -------
                                                 19,516
                                                -------
Utilities (3.8%):
   196      Allegheny Energy, Inc. (b)........    3,024
    42      Ameren Corp. .....................    1,823
    70      Black Hills Corp. ................    2,193
    96      Cinergy Corp. ....................    3,650
    91      Consolidated Edison, Inc. ........    3,636
   110      Duquesne Light Holdings, Inc. ....    2,129
   305      FuelCell Energy, Inc. ............    3,562
   144      Hawaiian Electric Industries,
              Inc. ...........................    3,754
    61      Idacorp, Inc. ....................    1,651
    77      Peoples Energy Corp. .............    3,266
   124      Southern Co. .....................    3,606
   119      Southern Union Co. (b)............    2,502
    77      Vectren Corp. ....................    1,920
                                                -------
                                                 36,716
                                                -------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 94

ONE GROUP MARKET NEUTRAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF SECURITIES SOLD SHORT, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
COMMON STOCKS, CONTINUED:
Utilities, continued:
    Total Common Stocks                         817,169
                                                -------
PREFERRED STOCKS (0.3%):
Retail Trade (0.3%):
    88      Polo Ralph Lauren Corp. ..........    3,019
                                                -------

 SHARES            SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
PREFERRED STOCKS, CONTINUED:
Retail Trade, continued:
  Total Preferred Stocks                          3,019
                                                -------
Total (Proceeds $775,485)                       820,188
                                                =======

------------
Percentages indicated are based on net assets of $959,909.

(b) Non-income producing securities.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (93.7%):
Argentina (0.3%):
     112    Banco Frances Rio SA (b).........        193
      34    Grupo Financiero Galicia SA......        179
     482    PC Holdings SA (b)...............        480
      16    Siderar SA, Class A..............         67
      44    Telecom Argentina SA (b).........        398
     232    Tenaris SA.......................        771
     125    Transportadora de Has Del Sur SA
              (b)............................        100
       8    YPF Sociedad Anonima.............        319
                                               ---------
                                                   2,507
                                               ---------
Australia (2.6%):
      63    Alumina Ltd. ....................        234
      57    Amcor Ltd. ......................        277
     114    AMP Ltd. ........................        504
      16    Aristocrat Leisure Ltd. .........         53
      86    Australia & New Zealand Banking
              Group Ltd. ....................      1,104
      53    Australian Gas Light Co.,
              Ltd. ..........................        450
       9    Australian Stock Exchange
              Ltd. ..........................         93
      59    BHP Steel Ltd. ..................        276
      66    Boral Ltd. ......................        299
      85    Brambles Industries Ltd. ........        358
     217    Broken Hill Proprietary Co.,
              Ltd. ..........................      1,904
      68    Coca-Cola Amatil Ltd. ...........        331
      98    Coles Myer Ltd. .................        586
      81    Commonwealth Bank of Australia...      1,852
      52    Computershare Ltd. ..............        115
      14    CSL Ltd. ........................        225
      93    CSR Ltd. ........................        145
     205    Foster's Brewing Group Ltd. .....        675
     206    General Property Trust...........        501
      61    HHG PLC (b)......................         51
      36    Iluka Resources Ltd. ............        115
      34    Insuance Australia Group,
              Ltd. ..........................        118
      41    James Hardie Industries Ltd. ....        174
      20    John Fairfax Holdings Ltd. ......         51
       3    Lang Corp., Ltd. ................         10
      18    Leighton Holdings Ltd. ..........        111
      44    Lend Lease Corp. ................        314
       9    Macquarie Bank Ltd. .............        224
      86    Macquarie Infrastructure Group...        197
       7    Mayne Nickless Ltd. .............         16
      88    National Australia Bank Ltd. ....      1,843
      18    Newcrest Mining Ltd. ............        178
      97    News Corp., Ltd. ................        863
      51    Onesteel Ltd. ...................         89
      10    Orica Ltd. ......................        100
      67    Origin Energy Ltd. ..............        262
      22    Pacific Brands Ltd. (b) .........         42
      26    Pacific Dunlop Ltd. .............        143

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Australia, continued:
      24    Paperlinx Ltd. ..................         81
      55    QBE Insurance Group Ltd. ........        491
      72    Rinker Group Ltd. ...............        407
      19    Rio Tinto Ltd. ..................        473
      54    Santos Ltd. .....................        260
      63    Southcorp Holdings Ltd. .........        139
     145    Stockland Trust Group............        527
      11    Suncorp-Metway Ltd. .............        104
      47    Tabcorp Holdings Ltd. ...........        467
     143    Telstra Corp., Ltd. .............        502
       9    Toll Holdings Ltd. ..............         71
      19    Transurban Group Ltd. ...........         64
      22    Wesfarmers Ltd. .................        450
       3    Westfield Holdings Ltd. .........         36
     247    Westfield Trust..................        761
      10    Westfield Trust New Units (b)....         29
     137    Westpac Banking Corp., Ltd. .....      1,688
      79    WMC Resources Ltd. ..............        272
      15    Woodside Petroleum Ltd. .........        175
      61    Woolworths Ltd. .................        488
                                               ---------
                                                  22,368
                                               ---------
Austria (1.7%):
       1    Bank Austria Creditanstalt.......         34
       7    Boehler Uddeholm AG..............        570
      12    BWT AG...........................        309
      23    Erste Bank Der Oesterreichischen
              Sparkassen AG..................      3,593
       9    Flughafen Wien AG................        539
       4    Immofinanz Immobilien Anlagen AG
              (b)............................         36
       6    Mayr-Melnhof Karton AG...........        802
      13    OMV AG...........................      2,561
       7    Osterreichische
              Elektrizitaetswirtschafts AG,
              Class A........................      1,234
      16    Radex-Heraklith
              Industriebeteiligungs AG (b)...        354
     216    Telekom Austria AG...............      3,309
       8    VA Technologie AG................        461
      31    Wienerberger Baustoffindustrie
              AG.............................      1,082
                                               ---------
                                                  14,884
                                               ---------
Belgium (1.8%):
      17    Agfa Gevaert NV..................        427
       4    Bekaert SA.......................        249
      20    Belgacom SA (b)..................        605
       6    Colrayt SA.......................        795
       6    Delhaize-Le Lion SA..............        295
      66    Dexia SA.........................      1,097
       7    Electrabel SA....................      2,135
     168    Fortis SA........................      3,729

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 96

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Belgium, continued:
      20    Groupe Bruxelles Lambert SA......      1,308
      27    Interbrew Co. ...................        853
      26    Kredietbank NV...................      1,486
       2    Mobistar SA (b)..................        127
       0    Omega Pharma SA..................         24
       0    SA D'Ieteren NV..................         85
      14    Solvay SA........................      1,175
     221    Suez Lyonnaise Des Eaux, Strip...          3
     195    Total Fina SA, Strip.............          2
      19    UCB SA...........................        906
       3    Union Miniere Group SA...........        204
                                               ---------
                                                  15,505
                                               ---------
Brazil (0.2%):
       5    Banco Bradesco SA................        244
  12,479    Centrais Electricas Brasileiras
              SA.............................        125
     213    Companhia de Bebidas das Americas
              (AmBev) SA.....................         83
       7    Petroleo Brasileiro SA ADR.......        184
      23    Souza Cruz SA....................        223
      21    Telefonica SA ADR................        927
                                               ---------
                                                   1,786
                                               ---------
Chile (0.5%):
       8    Cristalerias de Chile SA ADR.....        190
      32    Embotelladora Andina SA ADR......        364
     195    Enersis SA ADR...................      1,162
      19    Masisa SA ADR....................        252
       7    Quimica y Minera Chile SA ADR....        283
     156    Telecomunicaciones de Chile SA
              ADR............................      1,903
                                               ---------
                                                   4,154
                                               ---------
China (0.5%):
     375    Beijing Datang Power Generation
              Ltd. ..........................        291
     265    China Mobile Ltd. ...............        803
      18    China Mobile Ltd. ADR............        272
      24    Citic Pacific Ltd. ..............         58
      70    Denway Motors Ltd. ..............         26
     314    Huaneng Power International,
              Inc. ..........................        280
      68    Legend Holdings Ltd. ............         19
   1,067    Petrochina Co., Ltd. ............        492
     990    Yanzhou Coal Mining Co. .........      1,078
   1,903    Yizheng Chemical Fibre Co. ......        337
     995    Zhejiang Expressway Co., Ltd. ...        708
                                               ---------
                                                   4,364
                                               ---------
Denmark (1.0%):
       4    Carlsberg A/S, Class B...........        192
       1    Coloplast A/S, Class B...........         49
       0    D/S Svendborg A/S, Class B.......      1,433
       9    Danisco A/S......................        471

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Denmark, continued:
      80    Danske Bank A/S..................      1,890
      13    Falck A/S........................        332
       6    FLS Industries A/S, Class B
              (b)............................         90
      43    GN Store Nord A/S (GN Great
              Nordic)........................        385
       6    H. Lunbeck A/S...................        141
       7    ISS A/S..........................        356
      39    Novo Nordisk A/S.................      1,991
      10    Novozymes A/S, Class B...........        446
      24    TDC A/S..........................        795
      11    Vestas Wind Systems A/S (b)......        165
                                               ---------
                                                   8,736
                                               ---------
Finland (0.7%):
      14    Elisa Communications Oyj (b).....        188
       4    Fortum Oyj.......................         53
      54    Nokia Corp. ADR..................        789
     247    Nokia Oyj, Class A...............      3,572
      22    Outokumpu Oyj, Class A...........        346
      30    Sampo Insurance Co. .............        288
      29    Stora Enso Oyj, Class R..........        392
      10    Tieto Corp., Class B.............        304
      23    UPM-Kymmene Corp. ...............        448
                                               ---------
                                                   6,380
                                               ---------
France (9.1%):
      19    Accor SA.........................        797
       9    Air France.......................        148
     130    Alcatel Alsthom SA (b)...........      2,015
      90    Alstom (b).......................        101
       4    Atos Origin SA (b)...............        230
      69    Aventis SA.......................      5,188
     144    Axa..............................      3,186
      86    Banque Nationale de Paris SA.....      5,280
       7    BBVA Banco Frances SA (b)........         36
      18    Bouygues SA......................        599
      11    Business Objects SA (b)..........        242
      12    Cap Gemini Sogeti SA (b).........        471
      62    Carrefour SA.....................      3,009
       7    Casino Guichard-Perrachon SA.....        603
       1    CNP Assurances...................         58
      32    Compagnie de Saint-Gobain........      1,601
       4    Compagnie Francaise d'Etudes et
              de Construction Technip........        503
      56    Credit Agricole SA...............      1,371
       8    Dassault Systems SA..............        368
       9    Essilor International SA.........        572
      25    European Aeronautic Defence &
              Space Co. .....................        693
     120    France Telecom SA................      3,139

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
France, continued:
      26    Groupe Danone....................      2,240
       6    Imerys SA........................        375
       7    L'Air Liquide SA.................      1,184
       9    L'Air Liquide SA, Registered
              Shares.........................      1,441
      34    L'Oreal SA.......................      2,729
      16    Lafarge SA.......................      1,440
      12    Lagardere S.C.A. ................        778
      27    LVMH (Louis Vuitton Moet
              Hennessy) SA...................      1,939
      15    Michelin, Class B, Registered
              Shares.........................        809
       8    Pernod-Ricard SA.................        988
       8    Pinault Printemps Redoute SA.....        827
      23    PSA Peugeot Citroen SA...........      1,311
      11    Publicis Groupe SA...............        319
      17    Renault SA.......................      1,276
       4    Sagem SA.........................        485
      48    Sanofi Synthelabo SA.............      3,074
      21    Schneider SA.....................      1,447
       7    Societe BIC SA...................        300
      34    Societe Generale, Class A........      2,884
       9    Societe Television Francaise 1
              (T.F.1)........................        290
      17    Sodexho Alliance SA..............        446
      61    STMicroelectronics NV............      1,348
      96    Suez Lyonnaise Des Eaux SA.......      2,003
      12    Thales SA........................        454
      23    Thomson Multimedia SA............        447
      61    Total SA, Class B................     11,607
       3    Unibail SA.......................        272
       7    Valeo SA.........................        305
      27    Veolia Environment...............        775
       7    Vinci SA.........................        721
     109    Vivendi Universal SA (b).........      3,029
      46    Wanadoo SA (b)...................        488
                                               ---------
                                                  78,241
                                               ---------
Germany (12.0%):
       9    Adidas AG........................      1,122
      59    Allianz AG.......................      6,426
      14    Altana AG........................        845
       2    AMB Generali Holdings AG.........        185
     102    BASF AG..........................      5,486
     124    Bayer AG.........................      3,594
     102    Bayerische Vereinsbank AG (b)....      1,823
       7    Beiersdorf AG, Series ABC........        879
       9    Carbon AG (b)....................         85
       4    Celesio AG.......................        242
       3    CKAG Colonia Konzern AG..........        129
      80    Commerzbank AG (b)...............      1,418
      28    Continental AG...................      1,346

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Germany, continued:
     168    Daimler-Chrysler AG..............      7,899
     106    Deutsche Bank AG, Registered
              Shares.........................      8,377
      19    Deutsche Boerse AG...............        983
      83    Deutsche Post AG.................      1,794
     499    Deutsche Telekom AG (b)..........      8,790
       5    Douglas Holding AG...............        135
     121    E.ON AG..........................      8,765
      25    Epcos AG (b).....................        516
       1    Fresenius Medical Care AG........         34
       9    Fresenius Medical Care AG........        663
       9    Heidelberger Zement AG...........        462
       9    Henkel KGaA......................        772
      30    Hypo Real Estate Holding AG
              (b)............................        883
     131    Infineon Technologies AG (b).....      1,765
      12    Karstadt Quelle AG...............        252
      14    Linde AG.........................        792
      43    Lufthansa AG (b).................        590
      28    Man AG...........................      1,042
      16    Merck KGaA.......................        953
      27    Metro AG.........................      1,302
       0    MLP AG...........................          2
      33    Muenchener Rueckversicherungs
              Gesellschaft AG, Registered
              Shares.........................      3,558
      31    Preussag AG......................        602
      11    ProSiebenSat.1 Media AG..........        206
       3    Puma AG Rudolf Dassler Sport.....      1,049
      72    RWE AG...........................      3,419
      41    SAP AG...........................      6,841
      35    Schering AG......................      2,097
     157    Siemens AG.......................     11,309
      68    Thyssen Krupp AG.................      1,172
      58    Volkswagen AG....................      2,461
                                               ---------
                                                 103,065
                                               ---------
Greece (1.0%):
      50    Alpha Bank AE....................      1,285
      52    Bank of Piraeus SA...............        614
      20    Coca-Cola Hellenic Bottling Co.,
              SA.............................        476
      20    Commercial Bank of Greece SA.....        524
      49    EFG Eurobank Ergasias............      1,067
       8    Folli-Follie SA, Registered
              Shares.........................        240
      25    Hellenic Petroleum SA............        207
      20    Hellenic Technodomiki SA.........         85
      62    Hellenic Telecommunication
              Organization...................        813
      31    Intracom SA......................        134
       7    Lambrakis Press SA (b)...........         23
      61    National Bank of Greece SA.......      1,330

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 98

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Greece, continued:
      59    Public Power Corp. GDR...........      1,404
      17    Titan Cement Co. ................        405
                                               ---------
                                                   8,607
                                               ---------
Hong Kong (0.9%):
     143    Bank of East Asia Ltd. ..........        409
     248    BOC Hong Kong Holdings Ltd. .....        423
     103    Cathay Pacific Airways Ltd. .....        194
     104    Cheung Kong Holdings Ltd. .......        768
     188    CLP Holdings Ltd. ...............      1,029
      65    Hang Seng Bank Ltd. .............        830
     425    Hong Kong & China Gas Co.,
              Ltd. ..........................        699
     147    Hutchison Whampoa Ltd. ..........      1,005
     141    Johnson Electric Holdings,
              Ltd. ..........................        143
     140    Li & Fung Ltd. ..................        205
     228    Pacific Century Cyberworks, Ltd.
              (b)............................        155
     180    Sino Land Co. ...................        101
      87    Sun Hung Kai Properties Ltd. ....        711
      77    Swire Pacific Ltd., Class A......        501
     298    Tan Chong International Ltd. ....         57
      43    Television Broadcasts Ltd. ......        183
     105    Wharf Holdings Ltd. .............        302
                                               ---------
                                                   7,715
                                               ---------
Hungary (0.2%):
       7    Gedeon Richter Rt................        743
      11    MOL Magyar Olaj-Es Gazipari Rt...        430
      35    OTP Bank Rt......................        725
                                               ---------
                                                   1,898
                                               ---------
India (0.8%):
      74    Arvind Mills Ltd. GDR (b)........        110
      22    Bajaj Auto Ltd. GDR..............        419
      89    Century Textile & Industries Ltd.
              GDR............................        208
      25    Grasim Industries Ltd. GDR.......        554
      19    Great Eastern Shipping Co., Ltd.
              GDR............................        273
      58    Gujarat Ambuja Cements Ltd.
              GDR............................        356
      19    Hindalco Industries Ltd. GDR.....        403
      11    ICICI Bank Ltd. ADR..............        130
      25    Indian Aluminum Co., Ltd. GDR
              (b)............................         88
      19    Indian Hotels Co., Ltd. GDR......        144
      10    Indian Petrochemicals Corp., Ltd.
              GDR............................         91
      41    Indian Rayon & Industries Ltd.
              GDR (b)........................        179
       2    Infosys Technologies Ltd. .......        163
      18    ITC Ltd. GDR.....................        372
      30    Larsen & Toubro Ltd. GDR.........        613
      23    Mahanagar Telephone ADR..........        163

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
India, continued:
      34    Ranbaxy Laboratories Ltd. GDR....        672
      53    Reliance Industries Ltd. GDR.....        982
      10    State Bank of India GDR..........        216
      20    Steel Authority of India, Ltd.
              GDR (b)........................        178
      25    United Phosphorus Enterprises
              Ltd. GDR (b)...................        290
      25    United Phosphorus Ltd. GDR.......          5
                                               ---------
                                                   6,609
                                               ---------
Ireland (0.9%):
      28    Allied Irish Banks PLC...........        436
     116    Allied Irish Banks PLC...........      1,790
      72    Bank of Ireland PLC..............        961
      19    CRH PLC..........................        399
      47    CRH PLC..........................        992
      12    DCC PLC..........................        219
      60    Depfa Bank PLC...................        865
       6    Elan Corp. PLC (b)...............        144
      37    Elan Corp., PLC (b)..............        910
      11    Grafton Group PLC (b)............         85
      73    Independent Newspapers PLC.......        174
      30    Irish Life & Permanent PLC.......        455
      18    Kerry Group PLC, Class A.........        389
      40    Ryanair Holdings PLC (b).........        223
                                               ---------
                                                   8,042
                                               ---------
Israel (0.4%):
     139    Bank Hapoalim Ltd. ..............        371
      14    ECI Telecommunications Ltd.
              (b)............................         98
       0    Elco Holdings Ltd. ..............          0
       7    IDB Holding Corp., Ltd. .........        144
       0    Industrial Buildings Corp. ......          0
     252    Israel Chemicals Ltd. ...........        485
       0    Koor Industries Ltd. (b).........          0
       7    Koor Industries Ltd. ADR (b).....         62
     102    Makhteshim Agan Industries
              Ltd. ..........................        474
       0    Osem Investment Ltd. ............          0
      25    Teva Pharmaceutical Ltd. ADR.....      1,657
                                               ---------
                                                   3,291
                                               ---------
Italy (7.6%):
      88    Alleanza Assicurazioni SpA.......      1,012
     214    Assicurazioni Generali SpA.......      5,778
       0    Autogrill SpA (b)................          5
      27    Autostrade SpA...................        540
     215    Banc Monte Dei Paschi Di Seina
              SpA............................        688
      34    Banca Antonveneta SpA (b)........        706
      11    Banca Fideuram SpA...............         60
     321    Banca Intesa SpA.................        967

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Italy, continued:
     376    Banca Nazionale del Lavoro SpA
              (b)............................        877
      91    Banca Popolare di Milano SpA.....        583
     264    Bancario San Paolo di Torino
              SpA............................      3,189
      21    Banche Popolari Unite Scrl.......        343
     882    Banco Ambrosiano Veneto SpA......      3,451
      45    Banco Popolare di Verona e Novara
              Scrl...........................        768
      27    Benetton Group SpA...............        305
      48    Bulgari SpA......................        482
     294    Capitalia SpA....................        921
     137    Edison SpA (b)...................        238
     543    Enel SpA.........................      4,365
     576    Eni SpA..........................     11,458
      62    Fiat SpA (b).....................        522
      60    FinecoGroup SpA (b)..............        377
     847    Finmeccanica SpA.................        674
      61    Gruppo Editorale L'Espresso
              SpA............................        369
      34    Italcementi SpA..................        458
      23    Luxottica Group SpA..............        393
      14    Marzotto (Gaetano) & Figli SpA...        179
     152    Mediaset SpA.....................      1,738
     157    Mediobanca SpA...................      1,911
      22    Mediolanum SpA...................        139
      48    Mondadori (Arnoldo) Editore
              SpA............................        459
     451    Pirelli & C. SpA.................        467
      87    Riuniune Adriatici de Sicurta
              SpA............................      1,580
     243    Seat Pagine Gialle SpA...........        102
     482    Seat Pagine Gialle SpA (b).......        198
     102    Sirti SpA (b)....................        238
     145    Snam Rete Gas SpA................        625
     201    Snia SpA (b).....................         61
      41    Sorin SpA (b)....................        105
     827    Telecom Italia Mobile SpA di
              Risp...........................      4,700
   1,733    Telecom Italia SpA...............      5,398
   1,536    Telecom Italia SpA...............      3,400
      59    Tiscali SpA (b)..................        264
     872    Unicredito Italiano SpA..........      4,316
                                               ---------
                                                  65,409
                                               ---------
Japan (24.6%):
      86    77th Bank Ltd. ..................        586
      10    Acom Co., Ltd. ..................        678
       1    Advantest Corp. .................         74
       6    Aiful Corp. .....................        654
      74    Ajinomoto Co., Inc. .............        894
      25    Alps Electric Co., Ltd. .........        363
      40    Amada Co., Ltd. .................        265
      26    Amano Corp. .....................        230
      10    Aoyama Trading Co., Ltd. ........        261
      68    Asahi Breweries Ltd. ............        752
     164    Asahi Chemical Industry Co.,
              Ltd. ..........................        850

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Japan, continued:
      96    Asahi Glass Co., Ltd. ...........        999
       6    Autobacs Seven Co., Ltd. ........        190
     150    Bank of Yokohama Ltd. ...........        939
      11    Benesse Corp. ...................        364
      80    Bridgestone Corp. ...............      1,498
      92    Canon, Inc. .....................      4,875
      39    Casio Computer Co., Ltd. ........        593
       0    Central Japan Railway Co. .......      1,024
     121    Chichibu Onoda Cement Co.,
              Ltd. ..........................        302
      49    Chubu Electric Power Company,
              Inc............................      1,033
      29    Chugai Pharmaceutical Co.,
              Ltd. ..........................        458
      50    Citizen Watch Co., Ltd. .........        569
      20    COMSYS Holdings Corp. ...........        163
      25    Credit Saison Co., Ltd. .........        743
      10    CSK Corp. .......................        478
      84    Dai Nippon Printing Co., Ltd. ...      1,349
      36    Dai-Ichi Pharmaceuticals Co.,
              Ltd. ..........................        649
      56    Daicel Chemical Industries
              Ltd. ..........................        295
      27    Daikin Industries Ltd. ..........        714
      36    Daimura, Inc. ...................        333
     110    Dainippon Ink & Chemicals,
              Inc. ..........................        283
      14    Daito Trust Construction Co.,
              Ltd. ..........................        522
     421    Daiwa Bank Holdings, Inc. (b)....        751
      65    Daiwa House Industry Co.,
              Ltd. ..........................        752
     159    Daiwa Securities Co., Ltd........      1,148
      72    Denki Kagaku Kogyo Kabushiki
              Kaisha Co., Ltd. ..............        255
      69    Denso Corp. .....................      1,601
      43    Dianippon Screen Manufacturing
              Co., Ltd. .....................        252
       0    East Japan Railway Co. ..........      2,278
      39    Ebara Corp. .....................        191
      33    Eisai Co., Ltd. .................        947
      15    Fanuc Co., Ltd. .................        909
       7    Fast Retailing Co., Ltd. ........        555
      47    Fuji Photo Film Co., Ltd. .......      1,470
       0    Fuji Television Network, Inc. ...        218
      51    Fujikura Ltd. ...................        288
      22    Fujisawa Pharmaceutical Co.,
              Ltd. ..........................        524
     213    Fujitsu Ltd......................      1,506
      60    Furukawa Electric Co., Ltd.
              (b) ...........................        257
     142    Gunma Bank Ltd. .................        719
      33    Gunze Ltd. ......................        172
      32    Hankyu Department Stores,
              Inc. ..........................        279
       5    Hirose Electric Co., Ltd. .......        545
     380    Hitachi Ltd. ....................      2,622
      86    Honda Motor Co., Ltd. ...........      4,156
      16    House Foods Corp. ...............        228
      14    Hoya Corp. ......................      1,471

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 100

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Japan, continued:
      27    Isetan Co., Ltd. ................        387
      63    Ishihara Sangyo Kaisha Ltd. .....        140
      80    Ishikawajima-Harima Heavy
              Industries Co. Ltd.............        132
      40    ITO-Yokado Co., Ltd. ............      1,728
     176    Itochu Corp. ....................        792
      90    Japan Airlines System Corp.
              (b)............................        289
      67    JFE Holdings, Inc. ..............      1,636
      32    JGC Corp. .......................        307
      32    JUSCO Co., Ltd. .................      1,272
     126    Kajima Corp. ....................        469
      33    Kamigumi Co., Ltd. ..............        240
      99    Kanebo Ltd. (b)..................         92
      46    Kaneka Corp. ....................        437
      98    Kansai Electric Power Co.,
              Inc. ..........................      1,786
      73    Kao Corp. .......................      1,765
     177    Kawasaki Heavy Industries Ltd....        286
      84    Kawasaki Kisen Kaisha Ltd. ......        425
     101    Keihin Electric Express Railway
              Co., Ltd. .....................        633
       3    Keyence Corp. ...................        648
      25    Kikkoman Corp. ..................        215
      38    Kinden Corp. ....................        241
     210    Kinki Nippon Railway Co.,
              Ltd. ..........................        802
     105    Kirin Brewery Co., Ltd. .........      1,037
      22    Kokuyo Co., Ltd. ................        272
     115    Komatsu Ltd. ....................        700
      10    Komori Corp. ....................        166
      14    Konami Co., Ltd. ................        348
      55    Konica Corp. ....................        762
      24    Koyo Seiko Co., Ltd. ............        283
     146    Kubota Corp. ....................        780
      49    Kuraray Co., Ltd. ...............        402
      19    Kurita Water Industries Ltd. ....        265
      18    Kyocera Corp. ...................      1,573
      60    Kyowa Hakko Kogyo Co., Ltd. .....        433
       4    Lawson, Inc. ....................        169
       1    Mabuchi Motor Co. Ltd. ..........         74
      18    Makita Corp. ....................        271
      44    Marui Co., Ltd. .................        593
     266    Matsushita Electric Industrial
              Co., Ltd. .....................      3,788
      36    Matsushita Electric Works,
              Ltd. ..........................        324
      45    Meiji Milk Products Co., Ltd. ...        250
      43    Meiji Seika Kaisha Ltd. .........        192
       0    Millea Holdings, Inc. ...........      2,620
      47    Minebea Co., Ltd. ...............        219
     224    Mitsubishi Chemical Corp. .......        598
     138    Mitsubishi Corp. ................      1,342
     220    Mitsubishi Electric Corp. .......      1,083
     134    Mitsubishi Estate Co., Ltd. .....      1,674
      65    Mitsubishi Gas Chemical Co.,
              Inc. ..........................        270

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Japan, continued:
     323    Mitsubishi Heavy Industries
              Ltd. ..........................        880
      32    Mitsubishi Logistics Corp. ......        304
     145    Mitsubishi Materials Corp. ......        326
      99    Mitsubishi Rayon Co., Ltd. ......        387
       1    Mitsubishi Tokyo Financial Group,
              Inc. ..........................      4,734
     166    Mitsui & Co., Ltd. ..............      1,243
      21    Mitsui Chemicals, Inc. ..........        105
     118    Mitsui Engineering & Shipbuilding
              Co., Ltd. .....................        207
     100    Mitsui Fudosan Co., Ltd. ........      1,199
     165    Mitsui Marine & Fire Insurance
              Co., Ltd. .....................      1,552
      73    Mitsui Mining & Smelting Co.,
              Ltd. ..........................        341
     128    Mitsui OSK Lines Ltd. ...........        678
      31    Mitsui Trust Holding, Inc. ......        228
      63    Mitsukoshi, Ltd. ................        351
      23    Mitsumi Electric Co., Ltd. ......        263
       1    Mizuho Financial Group, Inc. ....      3,548
      27    Murata Manufacturing Co.,
              Ltd. ..........................      1,563
       9    Namco Ltd. ......................        239
     200    NEC Corp. .......................      1,411
       5    NEC Electronics Corp. ...........        318
       0    Net One Systems Co. Ltd..........         39
      48    NGK Insulators Ltd. .............        388
      33    NGK Spark Plug Co., Ltd. ........        318
      52    Nichirei Corp. ..................        183
       5    Nidec Corp. .....................        471
     183    Nikko Cordial Corp. .............        890
      35    Nikon Corp. .....................        396
      13    Nintendo Co., Ltd. ..............      1,478
     125    Nippon Express Co., Ltd. ........        737
      15    Nippon Meat Packers, Inc. .......        185
      89    Nippon Minings Holdings, Inc. ...        441
     171    Nippon Oil Co., Ltd. ............      1,077
      63    Nippon Sheet Glass Co., Ltd. ....        251
      25    Nippon Shokubai K.K. Co.,
              Ltd. ..........................        200
     774    Nippon Steel Co., Ltd. ..........      1,629
       1    Nippon Telegraph and Telephone
              Corp. .........................      3,091
       0    Nippon Unipac Holding............        546
     134    Nippon Yusen Kabushiki Kaisha....        620
      42    Nishimatsu Construction Corp. ...        147
     275    Nissan Motor Co., Ltd. ..........      3,064
      42    Nisshinbo Industries, Inc. ......        314
      15    Nissin Food Products Co.,
              Ltd. ..........................        389
      19    Nitto Denko Corp. ...............        969
       4    NOK Corp. .......................        130
     223    Nomura Securities Co., Ltd. .....      3,306
      74    NSK Ltd. ........................        368

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Japan, continued:
      67    NTN Corp. .......................        340
       0    NTT Data Corp. ..................        485
       2    NTT Docomo, Inc. ................      4,145
      81    Obayashi Corp. ..................        438
     100    Oji Paper Co., Ltd. .............        642
      40    Okumura Corp. ...................        211
      29    Olympus Optical Co., Ltd. .......        549
      32    Omron Corp. .....................        755
      23    Onward Kashiyama Co., Ltd. ......        370
       5    Oracle Corp. Japan...............        288
      11    Orix Corp. ......................      1,282
     305    Osaka Gas Co., Ltd. .............        850
      18    Pioneer Electronic Corp. ........        467
      13    Promise Co., Ltd. ...............        838
       0    Rakuten, Inc. ...................        207
      80    Ricoh Co., Ltd. .................      1,707
      12    Rohm Co., Ltd. ..................      1,478
      23    Sanden Corp. ....................        144
      38    Sankyo Co., Ltd. ................        823
     183    Sanyo Electric Co., Ltd. ........        757
      39    Sapporo Breweries Ltd. ..........        143
      29    Secom Co., Ltd. .................      1,221
      17    Sega Enterprises Ltd. (b)........        221
      29    Seino Transportation Co.,
              Ltd. ..........................        300
      60    Sekisui Chemical Co., Ltd. ......        510
      64    Sekisui House Ltd. ..............        716
      44    Seven-Eleven Japan Ltd. .........      1,431
     116    Sharp Corp. .....................      1,850
       7    Shimachu Co., Ltd. ..............        196
      16    Shimano, Inc. ...................        382
      72    Shimizu Corp. ...................        328
      42    Shin-Etsu Chemical Co. ..........      1,515
      42    Shionogi & Co., Ltd. ............        716
      51    Shisiedo Co., Ltd. ..............        644
     142    Showa Denko K.K..................        356
      15    Skylark Co., Ltd. ...............        298
       7    SMC Corp. .......................        728
      53    Snow Brand Milk Products Co.,
              Ltd. (b).......................        179
      28    Softbank Corp....................      1,213
      74    Sompo Japan Insurance, Inc. .....        756
     109    Sony Corp. ......................      4,115
      12    Stanley Electric Co., Ltd. ......        196
     169    Sumitomo Chemical Co. ...........        788
     108    Sumitomo Corp. ..................        786
      88    Sumitomo Electric Industries
              Ltd. ..........................        902
      95    Sumitomo Heavy Industries Ltd.
              (b)............................        299
     117    Sumitomo Metal Industries
              Ltd. ..........................        139
      72    Sumitomo Metal Mining Co.,
              Ltd. ..........................        470
       0    Sumitomo Mitsui Financial Group,
              Inc. ..........................      3,141

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Japan, continued:
      63    Sumitomo Osaka Cement Co.,
              Ltd. ..........................        174
       6    Sumitomo Realty & Development Co.
              Ltd. ..........................         75
     156    Sumitomo Trust & Banking Co.,
              Ltd. ..........................      1,111
      27    Taisho Pharmaceutical Co.,
              Ltd. ..........................        604
      26    Takara Shuzo Co., Ltd. ..........        210
      41    Takashimaya Co., Ltd. ...........        475
     104    Takeda Chemical Industries
              Ltd. ..........................      4,583
       8    Takefuji Corp. ..................        589
      15    Takuma Co., Ltd. ................        108
     112    Teijin Ltd. .....................        420
      72    Teikoku Oil Co., Ltd. ...........        389
      17    Terumo Corp. ....................        437
       0    The Goodwill Group, Inc. ........          5
      16    TKD Corp. .......................      1,195
     124    Tobu Railway Co., Ltd. ..........        545
      25    Toho Co. ........................        359
      78    Tohoku Electric Power Co.,
              Inc. ..........................      1,311
      13    Tokyo Broadcasting System,
              Inc. ..........................        222
     132    Tokyo Electric Power Co.,
              Ltd. ..........................      2,994
      20    Tokyo Electron Ltd. .............      1,147
     363    Tokyo Gas Co., Ltd. .............      1,291
      15    Tokyo Style Co., Ltd. ...........        172
     125    Tokyu Corp. .....................        642
      80    Toppan Printing Co., Ltd. .......        904
     160    Toray Industries, Inc. ..........        754
     269    Toshiba Corp. ...................      1,086
      81    Tosoh Corp. .....................        292
      33    Tostem Inax Holding Corp. .......        723
      50    Toto Ltd. .......................        524
      23    Toyo Seikan Kaisha Ltd. .........        396
     126    Toyobo Ltd. .....................        317
       6    Toyoda Gosei.....................        143
     312    Toyota Motor Corp. ..............     12,686
       3    Trans Cosmos, Inc. ..............         94
      12    Trend Micro, Inc. ...............        544
     116    Ube Industries Ltd. (b)..........        181
       0    UFJ Holdings, Inc. ..............      1,900
       8    Uni-Charm Corp. .................        396
      23    UNY Co., Ltd. ...................        295
      19    Wacoal Corp. ....................        203
       0    West Japan Railway Co. ..........        283
       0    Yahoo Japan Corp. (b)............        867
       9    Yakult Honsha Co., Ltd. .........        124
      22    Yamaha Corp. ....................        362
      35    Yamanouchi Pharmaceutical Co.,
              Ltd. ..........................      1,171
      53    Yamato Transport Co., Ltd. ......        867
      29    Yamazaki Baking Co., Ltd. .......        286

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 102

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Japan, continued:
      41    Yokogawa Electric Corp. .........        549
                                               ---------
                                                 211,108
                                               ---------
Luxembourg (0.1%):
      41    Arcelor..........................        693
                                               ---------
Mexico (0.6%):
      26    Alfa SA de CV, Class A...........         87
     548    America Movil SA de CV...........      1,001
      21    Cemex SA de CV, Series CPO.......        124
     196    Cifra SA de CV, Series V.........        584
      39    Compania Cervezas Unidas SA ADR..        840
      19    Controladora Comercial Mexicana
              SA de CV -- UBC................         21
      32    Fomento Economico Mexicano SA....        147
      41    Grupo Carso SA de CV, Series
              A-1............................        166
      34    Grupo Continental SA.............         54
      25    Grupo Mexico SA de CV, Class (b)
              B..............................         77
      80    Grupo Modelo SA, Series C........        202
     148    Grupo Televisa SA, Series CPO....        333
       9    Hylsamex SA de CV (b)............         13
      34    Industrias Penoles SA, Series
              CP.............................        121
      65    Kimberly-Clark de Mexico SA de
              CV, Class A....................        177
     179    Telefonos de Mexico SA, Series
              A..............................        297
     274    Telefonos de Mexico SA, Series
              L..............................        457
      28    US Commercial Corp. SA de CV
              (b)............................         15
      29    Vitro SA.........................         28
                                               ---------
                                                   4,744
                                               ---------
Netherlands (2.7%):
     103    ABN AMRO Holding NV..............      2,250
      89    Aegon NV.........................      1,079
      16    Akzo Nobel NV....................        576
      29    ASM Lithography Holding NV (b)...        500
       1    DSM NV...........................         28
      39    Elsevier NV......................        550
      24    Getronics NV (b).................         65
      31    Hagemeyer NV (b).................         66
      23    Heineken NV......................        751
       2    IHC Caland NV....................        102
     109    ING Groep NV.....................      2,585
      96    Koninklijke Ahold NV (b).........        757
     120    Koninklijke KPN NV...............        916
       9    Koninklijke Numico NV CVA (b)....        281
      78    Philips Electronics NV...........      2,105
      25    Qiagen NV (b)....................        296
       1    Randstad Holdings NV.............         32
     129    Royal Dutch Petroleum Co. .......      6,614
      16    TNT Post Groep NV................        372

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Netherlands, continued:
      35    Unilever NV......................      2,405
       7    Vedior NV........................        108
      12    Verenigde Nederalndse
              Uitgeversbedrijven NV..........        351
      20    Wolters Kluwer CVA...............        363
                                               ---------
                                                  23,152
                                               ---------
New Zealand (0.4%):
      22    Auckland International Airport
              Ltd............................         96
     186    Carter Holt Harvey Ltd. .........        245
     153    Fisher & Paykel Appliances &
              Holdings Ltd. .................        444
      24    Fisher & Paykel Industries
              Ltd. ..........................        201
     115    Fletcher Building Ltd. ..........        334
      18    Fletcher Challenge Forestry
              Ltd............................         22
      26    Independent Newspapers Ltd. .....         77
      54    Lion Nathan Ltd. ................        250
      18    NGC Holdings Ltd. ...............         32
      15    Sky City Ltd. ...................         47
      10    Sky Network Televison Ltd. (b)...         31
     385    Telecom Corp. of New Zealand
              Ltd. ..........................      1,437
       8    The Warehouse Group Ltd. ........         21
      70    Tower Ltd. (b)...................         76
      12    Waste Management NZ Ltd. ........         37
                                               ---------
                                                   3,350
                                               ---------
Norway (1.4%):
     205    Den Norske Bank ASA..............      1,399
      17    Frontline Ltd. ..................        574
     140    Golar LNG Ltd. (b)...............      2,162
      14    Hafslund ASA, Class A............         70
      43    Hafslund ASA, Class B............        207
      25    Norsk Hydro ASA..................      1,627
      30    Norske Skogsindustrier ASA.......        532
      51    Orkla ASA, Series A..............      1,278
      23    Schibsted ASA....................        414
      13    Smedvig ASA, Class A.............        149
      80    Statoil ASA......................      1,016
      62    Storebrand ASA...................        424
      14    Tandberg ASA.....................        147
     207    Telenor ASA......................      1,444
      65    Tomra Systems ASA................        307
      25    Yara International ASA (b).......        202
                                               ---------
                                                  11,952
                                               ---------
Philippines (0.6%):
   5,671    Ayala Land, Inc. ................        588
     810    Bank of Philippine Islands.......        622
   1,657    Filinvest Land, Inc. (b).........         30

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Philippines, continued:
      92    Manila Electric Co., Class B
              (b)............................         49
     480    Metropolitan Bank & Trust Co. ...        231
   2,084    Petron Corp. ....................        114
     100    Philippine Long Distance
              Telephone Co. (b)..............      2,044
     237    San Miguel Corp., Class B........        311
  10,254    SM Prime Holdings, Inc. .........      1,117
                                               ---------
                                                   5,106
                                               ---------
Portugal (0.7%):
     406    Banco Commercial Portuguese SA...        950
      23    Banco Espirito Santo e Commerical
              de Lisboa SA, Registered
              Shares.........................        384
     187    BPI-SGPS SA, Registered Shares...        684
      67    Brisa Auto-Estradas SA...........        488
      84    Cimpor Cimentos de Portugal SA...        410
     248    Electricidade de Portugal SA.....        696
      24    Estabelecimentos Jeronimo Martins
              & Filho SA (b).................        266
     189    Portugal Telecom SA..............      2,046
       2    PT Multimedia-Servicos de
              Telecomunicacoes e Multimedia
              SA (SGPS)......................         48
     419    Sonae SGPS SA....................        460
                                               ---------
                                                   6,432
                                               ---------
Singapore (0.5%):
      25    Capitacommercial Trust (b).......         16
     115    Capitaland Ltd. .................         92
      15    Chartered Semiconductor
              Manufacturing Ltd. (b).........         12
      46    City Developments Ltd. ..........        144
       6    Creative Technology Ltd. ........         61
      19    Cycle & Carriage Ltd. ...........         70
      70    DBS Group Holdings Ltd. .........        587
      43    Haw Par Corp., Ltd. .............        128
      56    Keppel Corp. ....................        231
     103    Neptune Orient Lines Ltd.........        142
      49    Oversea Chinese Banking Corp.,
              Ltd. ..........................        344
      36    Oversea Chinese Banking Corp.,
              Ltd. ..........................         22
     129    Parkway Holdings Ltd. ...........         84
     142    Sembcorp Industries Ltd. ........        111
      36    Singapore Airlines Ltd. .........        233
     139    Singapore Press Holdings Ltd. ...        338
     472    Singapore Telecommunications
              Ltd. ..........................        617
      83    United Overseas Bank Ltd. .......        644
      20    Venture Manufacturing Ltd. ......        205
                                               ---------
                                                   4,081
                                               ---------
South Africa (0.3%):
       4    AngloGold Ltd. ..................        146

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
South Africa, continued:
       6    Anglovaal Industries Ltd. .......         18
      10    Barlow Ltd. .....................        111
      19    Driefontein Consolidated Ltd. ...        199
     264    Firstrand Ltd. ..................        437
       9    Imperial Holdings Ltd. ..........        106
       1    Investec Ltd. ...................         22
      11    Iscor Ltd. ......................         69
      12    Liberty Life Association of
              Africa Ltd. ...................        101
      15    Nampak Ltd. .....................         35
      10    Nedcor Ltd. .....................        100
      30    New Africa Capital Ltd. .........         36
       5    Rustenburg Platinum Holdings
              Ltd. ..........................        192
      10    Sappi Ltd. ......................        149
      29    Sasol Ltd. ......................        448
      15    Shoprite Holdings Ltd. ..........         23
       7    Tiger Oats Ltd. .................         94
                                               ---------
                                                   2,286
                                               ---------
South Korea (0.5%):
       2    Cheil Communications, Inc. ......        329
      19    Daelim Industrial Co. ...........        609
      25    Daewoo Shipbuilding & Marine
              Engineering Co., Ltd. .........        305
      10    Daishin Securities Co. ..........        111
       8    Hyundai Precision Industry
              Co. ...........................        374
       6    LG Chem Ltd. ....................        200
       3    LG Electronics, Inc. ............        120
       4    Pohang Iron & Steel Co., Ltd. ...        543
       2    Samsung Electronics Co. .........        868
       8    Samsung Fire & Marine Insurance
              Co., Ltd. .....................        540
       1    Shinsegae Department Store
              Co. ...........................        188
       1    SK Telecom Co., Ltd. ............        193
                                               ---------
                                                   4,380
                                               ---------
Spain (4.2%):
       9    Acerinox SA, Registered Shares...        514
      49    ACS, Actividades de Construccion
              y Servicios SA.................        825
       5    Altadis SA.......................        169
      38    Amadeus Global Travel
              Distribution SA, Class A.......        251
       2    Antena 3 Television SA (b).......         99
      21    Avertis Infraestructurassa SA....        374
     396    Banco Bilbao Vizcaya Argentina
              SA.............................      5,301
      10    Banco Popular Espanol SA.........        576
     546    Banco Santander Central Hispano
              Americano SA...................      5,675

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 104

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--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Spain, continued:
      14    Corporacion Financiara Alba SA...        426
      45    Corporacion Mapfre SA............        555
     125    Endesa SA........................      2,421
      10    Fomento de Construcciones y
              Contratas SA...................        385
       5    Gamesa Corp. Technologica SA.....         76
      36    Gas Natural SDG SA...............        858
       6    Grupo Ferrovial SA...............        243
       4    Grupo Prisa SA...................         72
     104    Iberdrola SA.....................      2,197
      39    Iberia Lineas Aereas de Espana
              SA.............................        113
       5    Indra Systmes SA.................         65
      27    Industria de Diseno Textil SA....        617
       7    Inmobiliaria Metro SA............        274
     116    Repsol SA........................      2,544
      18    Sociedad General de Aquas de
              Barcelona SA...................        301
       4    Sogecable SA (b).................        172
      36    Tabacalera SA....................      1,116
      11    Telefonica Publicidad e
              Informacion SA (TPI)...........         76
     584    Telefonica SA....................      8,658
      19    Telefonica SA....................        278
      48    Telepizza SA (b).................         94
      32    Union Electric Fenosa SA.........        687
      16    Vallehermoso SA..................        222
      13    Zeltia SA........................         90
                                               ---------
                                                  36,324
                                               ---------
Sweden (1.8%):
      11    Assa Abloy AB, Class B...........        135
      14    Atlas Copco AB, Series A.........        521
      12    Drott AB (b).....................        159
       1    Electrolux AB, Class B (b).......         31
      24    Electrolux AB, Series B..........        456
      27    Gambro AB, Class A...............        261
       4    Getinge AB, Class B..............         47
      35    Hennes & Mauritz AB, Class B.....        899
   1,227    LM Ericsson AB, Series B (b).....      3,628
       5    Netcom AB, Class B...............        213
     248    Nordea AB........................      1,790
      42    Nordea AB........................        301
      73    Nordic Baltic Holding AB.........        541
      15    Sandvik AB.......................        513
       4    Scania AB, Class B...............        140
      37    Securitas AB, Class B............        459
      65    Skandia Forsakrings AB...........        269
      70    Skandiaviska Enskilda Banken AB,
              Class A........................      1,021
      28    Skanska AB, Class B..............        247
       8    SKF AB, Series B.................        281

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Sweden, continued:
      20    Svenska Cellulosa AB, Series B...        774
      53    Svenska Handelsbanken AB, Class
              A..............................      1,057
     130    Telia AB.........................        553
       9    Trelleborg AB, Series B..........        149
       3    Volvo AB, Class A................         96
      20    Volvo AB, Class B................        703
                                               ---------
                                                  15,244
                                               ---------
Switzerland (1.7%):
      30    ABB Ltd. (b).....................        166
       7    Adecco SA, Registered Shares
              (b)............................        350
       4    Compagnie Financiere Richemont
              AG.............................        115
       3    Converium Holding AG.............        149
      30    Credit Suisse Group (b)..........      1,080
       0    Givaudan AG......................        113
      11    Nestle SA........................      2,826
      66    Novartis AG......................      2,921
      17    Roche Holding AG.................      1,727
       3    Roche Holding AG.................        381
       0    Societe Generale de Surveillance
              Holdings SA....................        224
       8    Swiss Reinsurance Corp.,
              Registered Shares..............        544
       1    Swisscom AG, Registered Shares...        335
       4    Syngenta AG (b)..................        305
      12    The Swatch Group AG, Registered
              Shares.........................        330
      34    UBS AG, Registered Shares........      2,420
       2    Zurich Financial Services AG.....        375
                                               ---------
                                                  14,361
                                               ---------
Taiwan (0.6%):
     338    Asustek Computer, Inc. ..........        770
   2,675    Far Eastern Textile Ltd. ........      1,588
     393    Quanta Computer, Inc. ...........        838
     998    Taishin Financial Holding Co. ...        825
     860    Taiwan Cellular Corp. ...........        821
       0    Taiwan Mask Corp. ...............          0
                                               ---------
                                                   4,842
                                               ---------
Thailand (0.8%):
     249    Advance Agro PCL (b).............        148
      65    Advanced Info Service PCL........        144
     283    Bangkok Bank PCL (b).............        680
     152    Electricity Generating PCL.......        257
     751    Hana Microelectronics PCL........        459
     606    I.C.C. International PCL.........        533
     582    Nation Multimedia Group PCL,
              Foreign Registered Shares......        225
     165    PTT Exploration & Production
              PCL............................      1,082

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Thailand, continued:
     799    Shin Corp., PCL..................        713
     196    Siam Cement PCL..................      1,170
   1,502    TelecomAsia Corp., PCL, Foreign
              Registered Shares (b)..........        213
     435    Thai Farmers Bank PCL (b)........        553
   1,096    Thai Rung Union Car PCL..........        412
                                               ---------
                                                   6,589
                                               ---------
Turkey (0.5%):
  46,468    Akbank AS........................        171
  47,562    Akcansa Cimento AS...............         96
   3,085    Aksa Akrilik Kimya Sanayii AS
              (b)............................         24
 237,165    Aksigorta AS.....................        584
   3,978    Alarko Holding AS (b)............         78
  16,067    Anadolu Efes Biracilik ve Malt
              Sanayii AS.....................        187
  38,257    Arcelik AS (b)...................        190
  40,685    Aygaz AS.........................         82
 194,748    Cimsa Cimento Sanayii ve Ticaret
              AS.............................        374
  62,200    Eregli Demir ve Celik Fabrikalari
              Sanayii ve Ticaret AS..........        158
  39,595    Migros Turk Sanayii ve Ticaret
              AS.............................        192
   1,022    Netas-Northern Elektrik
              Telekomunikasyon AS (b)........         18
  65,848    Otosan Otomobil Sanayii ve
              Ticaret AS.....................        480
  41,006    Tofas Turk Otomobil Fabrikas
              Sanayii ve Ticaret AS (b)......         71
  49,391    Trakya Cam Sanayii AS............        113
   3,261    Tupras Turkiye Petrol
              Rafinerileri AS................         21
  95,062    Turkiye Garanti Bankasi Sanayii
              ve Ticaret AS (b)..............        284
 150,983    Turkiye Is Bankasi Sanayii ve
              Ticaret AS, Class C............        550
 218,172    Vestel Elektronik Sanayii ve
              Ticaret AS (b).................        671
  53,628    Yapi ve Kredi Bankasi Sanayii ve
              Ticaret AS (b).................        128
                                               ---------
                                                   4,472
                                               ---------
United Kingdom (9.5%):
      34    3I Group PLC.....................        377
       5    AMEC PLC.........................         24
     894    Amoco BP PLC.....................      7,919
      39    Anglo American PLC...............        806
      25    Arm Holdings PLC.................         54
       3    Arriva PLC.......................         23
      93    Aviva PLC........................        960
      61    BAA PLC..........................        610
     152    BAE Systems PLC..................        606

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
     263    Barclays PLC.....................      2,246
      20    Barratt Developments PLC.........        219
       0    Bellway PLC......................          5
     174    BG Group PLC.....................      1,078
      91    BHP Billiton PLC.................        794
       9    BICC Group PLC...................         45
      12    BOC Group PLC....................        206
      44    Boots Group PLC..................        555
       9    BPB PLC..........................         65
      64    Brambles Industries PLC..........        249
       7    British Airways PLC (b)..........         37
      69    British American Tobacco PLC.....      1,066
      41    British Land Co., PLC............        522
      53    British Sky Broadcasting Group
              PLC............................        603
     336    British Telecommunications Group
              PLC............................      1,212
       1    Bunzl PLC........................          9
      89    Cable & Wireless PLC (b).........        210
     106    Cadbury Schweppes PLC............        919
      17    Capita Group PLC.................         97
       8    Carnival PLC.....................        412
       8    Cattles PLC......................         44
       9    Celltech Group PLC (b)...........         92
     217    Centrica PLC.....................        887
       1    Close Brothers Group PLC.........         20
     118    Compass Group PLC................        721
      26    Cookson Group PLC (b)............         20
     114    Corus Group PLC (b)..............         83
       2    Daily Mail and General Trust PLC,
              Class A........................         25
     138    Diageo PLC.......................      1,862
     100    Dixons Group PLC.................        302
      39    Electrocomponents PLC............        251
       8    EMAP PLC.........................        107
      50    EMI Group PLC....................        220
     200    Energis PLC (b)..................          0
       4    Enterprise Inns PLC..............         44
       1    Excel PLC........................         18
      11    Firstgroup PLC...................         56
       4    FKI PLC..........................          8
      37    Friends Provident PLC............         99
      58    GKN PLC..........................        265
     241    Glaxosmithkline PLC..............      4,900
      46    Great Universal Stores PLC.......        713
      55    Hanson PLC.......................        377
     114    Hays PLC.........................        254
     160    HBOS PLC.........................      1,984
       1    HMV Group PLC....................          6
     441    HSBC Holdings PLC................      6,580
      11    ICAP PLC.........................         55

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 106

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
      59    Imperial Chemical Industries
              PLC............................        249
      35    Imperial Tobacco PLC.............        748
       1    Inchcape PLC.....................         25
      44    Intercontinental Hotels Group
              PLC............................        462
       1    Intertek Group PLC...............         15
     223    Invensys PLC (b).................         73
      23    Invesco PLC......................        159
     202    ITV PLC..........................        424
      74    J Sainsbury PLC..................        384
       4    Johnson Matthey PLC..............         67
      34    Kesa Electricals PLC.............        178
     116    Kidde PLC........................        253
     104    Kingfisher PLC...................        540
     100    Ladbroke Group PLC...............        502
      40    Land Securities Group PLC........        839
     321    Legal & General Group PLC........        554
     223    Lloyds TSB Group PLC.............      1,754
      40    Logica PLC.......................        133
       6    London Stock Exchange PLC........         37
      10    Man (E D & F) Group..............        255
       7    Marconi Corp. PLC (b)............         89
      94    Marks & Spencer Group PLC........        621
      10    MFI Furniture Group PLC..........         28
      33    Misys PLC........................        120
      44    Mitchells & Butlers PLC..........        220
      41    MMO2 PLC (b).....................         69
       3    National Express Group PLC.......         31
     146    National Grid Group PLC..........      1,133
      92    National Power PLC (b)...........        235
       8    Next PLC.........................        201
      39    Pearson PLC......................        479
      67    Peninsular & Oriental Steam
              Navigation Co., PLC............        269
       5    Persimmon PLC....................         62
     104    Pilkington PLC...................        184
       6    Provident Financial PLC..........         66
      83    Prudential Corp., PLC............        718
      54    Rank Group PLC...................        292
      28    Reckitt & Colman PLC.............        786
      64    Reed International PLC...........        624
      99    Rentokil Initial PLC.............        261
      64    Reuters Group PLC................        432
      41    Rexam PLC........................        331
      52    Rio Tinto PLC....................      1,252
       1    RMC Group PLC....................         14
   3,981    Rolls Royce Group PLC (b)........          9
      85    Rolls Royce Group PLC............        391
     101    Royal & Sun Alliance Insurance
              Group PLC......................        152
     123    Royal Bank of Scotland Group
              PLC............................      3,562
      23    SABMiller PLC....................        300

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
      16    Schroders PLC....................        183
      25    Scottish & Newcastle PLC.........        197
      26    Scottish & Southern Energy PLC...        318
      97    Scottish Power PLC...............        700
       9    Severn Trent PLC.................        124
     378    Shell Transportation & Trading
              Co., PLC.......................      2,781
      32    Signet Group PLC.................         66
      35    Smith & Nephew PLC...............        380
      35    Smiths Group PLC.................        480
       2    SSL International PLC............         10
      28    Stagecoach Group PLC.............         46
       8    Tate & Lyle PLC..................         46
      59    Taylor Woodrow PLC...............        274
     300    Tesco PLC........................      1,455
       1    The Berkeley Group PLC...........         19
      69    The Sage Group PLC...............        234
      15    Tomkins PLC......................         77
       3    Trinity Mirror PLC...............         33
       4    Unichem PLC......................         45
     105    Unilever PLC.....................      1,031
       4    United Business Media PLC........         32
      13    United Utilities PLC.............        119
      10    United Utilities PLC, Class A....         61
   2,778    Vodafone Group PLC...............      6,103
       4    Whitbread PLC....................         57
       7    William Hill PLC.................         69
       8    Wimpey (George) PLC..............         53
      18    Wolseley PLC.....................        278
     120    Woolworths Group PLC.............        100
      53    WPP Group PLC....................        536
      21    Yell Group PLC...................        132
       7    Yorkshire Water PLC..............         65
      68    Zeneca PLC.......................      3,074
                                               ---------
                                                  81,681
                                               ---------
United States (0.0%):
       4    Carnival Corp., Class A..........        207
       4    Ship Finance International,
              Inc. ..........................         62
                                               ---------
                                                     269
                                               ---------
  Total Common Stocks                            804,627
                                               ---------
CORPORATE BONDS (0.0%):
United Kingdom (0.0%):
      19    BG Transco Holdings PLC, 4.19%,
              12/14/09.......................         35
      19    BG Transco Holdings PLC, 4.19%,
              12/14/22.......................         43
      19    BG Transco Holdings PLC, 7.00%,
              12/16/24.......................         39
                                               ---------
  Total Corporate Bonds                              117
                                               ---------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 CONVERTIBLE BONDS (0.0%):
Portugal (0.0%):
      11    Banco Comercial Portuguese.......          1
                                               ---------
  Total Convertible Bonds                              1
                                               ---------
ISHARES (0.7%):
Germany (0.2%):
     105    MSCI Germany Index Fund..........      1,695
                                               ---------
Hong Kong (0.1%):
      70    MSCI Hong Kong Index Fund........        709
                                               ---------
Japan (0.2%):
     183    MSCI Japan Index Fund............      1,945
                                               ---------
Singapore (0.1%):
      95    MSCI Singapore Index Fund........        593
                                               ---------
Taiwan (0.1%):
     108    MSCI Taiwan Index Fund...........      1,168
                                               ---------
  Total iShares                                    6,110
                                               ---------
PREFERRED STOCKS (0.8%):
Australia (0.1%):
     154    News Corp., Ltd. ................      1,267
                                               ---------
Brazil (0.4%):
     788    AmBev Cia Bebid SA...............        158
      65    Aracruz Celulose SA..............        210
   7,372    Banco Itau Holding Financeira
              SA.............................        683
       0    Bradespar SA.....................          0
   5,986    Companhia Brasileira de
              Distribuicao Grupo Pao de
              Acucar SA......................        102
   2,930    Companhia Energetica de Minas
              Gerais SA......................         44
       0    Companhia Paulista de Forca e Luz
              SA (b).........................          0
      18    Companhia Vale do Rio Doce SA,
              Series A.......................        705
      37    Petroleo Brasileiro SA...........        935
   7,316    Tele Centro Sul Participacoes
              SA.............................         45
  10,211    Tele Norte Leste Participacoes
              SA.............................        130
  21,034    Telesp Celular Participacoes SA
              (b)............................         66
   2,390    Uniao de Bancos Brasileir SA.....         43
   2,587    Votorantim Celulose e Papel SA...        164
                                               ---------
                                                   3,285
                                               ---------
Germany (0.3%):
       2    Porsche AG.......................      1,276
      11    RWE AG...........................        434
      16    Volkswagen AG....................        469
                                               ---------
                                                   2,179
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
PREFERRED STOCKS, CONTINUED:
Germany, continued:
  Total Preferred Stocks                           6,731
                                               ---------
RIGHTS (0.0%):
Brazil (0.0%):
      11    Vale Do Rio Doce Bond............          0
                                               ---------
Turkey (0.0%):
   6,396    Eregli Demir ve Celik Farbikalari
              TAS (Erdemir)..................         15
                                               ---------
  Total Rights                                        15
                                               ---------
WARRANTS (0.0%):
Israel (0.0%):
       0    Israel Corp., Ltd. ..............          2
                                               ---------
Mexico (0.0%):
       1    Cemex SA.........................          1
                                               ---------
Singapore (0.0%):
       5    City Development Ltd. ...........          9
                                               ---------
  Total Warrants                                      12
                                               ---------
U.S. TREASURY OBLIGATIONS (0.3%):
U.S. Treasury Bills (0.3%):
   2,950    0.00%, 7/1/04 (c)................      2,950
                                               ---------
  Total U.S. Treasury Obligations                  2,950
                                               ---------
INVESTMENT COMPANIES (3.7%):
  32,091    One Group Prime Money Market
              Fund, Class I (d)..............     32,091
                                               ---------
  Total Investment Companies                      32,091
                                               ---------
REPURCHASE AGREEMENT (4.7%):
  40,250    State Street Bank and Trust,
              0.65%, 7/1/04 (Proceeds at
              maturity $40,251,
              collateralized by various U.S.
              Government securities).........     40,250
                                               ---------
  Total Repurchase Agreement                      40,250
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (19.9%):
 171,227    Pool of various securities for
              One Group Equity
              Funds -- footnote 2 (Securities
              Lending).......................    171,227
                                               ---------
  Total Short-Term Securities Held as
  Collateral for Securities Lending              171,227
                                               ---------
Total (Cost $896,988) (a)                      1,064,131
                                               =========

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 108

ONE GROUP INTERNATIONAL EQUITY INDEX FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

------------
Percentages indicated are based on net assets of $859,372.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $231,977
                   Unrealized depreciation......................   (64,834)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $167,143
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Serves as collateral for futures contracts.

(d) Investment in affiliate.

Amounts shown as 0 are either 0, or rounded to less than 1,000.

ADR   American Depositary Receipt
GDR   Global Depositary Receipt

The following represents the allocations by industry for common stocks, preferred stocks, corporate bonds, and other investments based on net assets:

                                     INDUSTRY                     PERCENTAGE
                                     --------                     ----------
                   Consumer Discretionary.......................    12.12%
                   Consumer Staples.............................     6.21%
                   Energy.......................................     6.67%
                   Financials...................................    23.03%
                   Health Care..................................     5.46%
                   Index Futures................................     3.97%
                   Industrials..................................     9.67%
                   Information Technology.......................     7.16%
                   Materials....................................     7.20%
                   Telecommunication Services...................     8.43%
                   Utilities....................................     5.55%
                   Miscellaneous................................      .59%
                   Cash Equivalents.............................     3.94%

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMON STOCKS (97.2%):
Argentina (0.0%):
      55    Impsat Fiber Networks, Inc.
              (b)............................          0
                                               ---------
Australia (3.9%):
     772    Alumina Ltd. ....................      2,847
     224    Amcor Ltd. ......................      1,089
     402    Australia & New Zealand Banking
              Group Ltd. ....................      5,130
     191    Australian Gas Light Co.,
              Ltd. ..........................      1,623
     233    Broken Hill Proprietary Co.,
              Ltd. ..........................      2,043
     186    Commonwealth Bank of Australia...      4,241
     520    John Fairfax Holdings Ltd. ......      1,356
   2,017    Macquarie Infrastructure Group...      4,652
      84    National Australia Bank Ltd. ....      1,755
     428    Qantas Airways Ltd. .............      1,052
     270    QBE Insurance Group Ltd. ........      2,411
     400    Rinker Group Ltd. ...............      2,251
     205    Rio Tinto Ltd. ..................      5,141
     373    Santos Ltd. .....................      1,808
     120    Westfield Holdings Ltd. .........      1,291
     500    Woolworths Ltd. .................      3,986
                                               ---------
                                                  42,676
                                               ---------
Austria (0.1%):
      10    Erste Bank Der Oesterreichischen
              Sparkassen AG..................      1,574
                                               ---------
Belgium (0.4%):
      41    Dexia............................        676
      20    Interbrew Co. ...................        638
      17    Kredietbank NV...................        963
      29    Solvay SA........................      2,343
                                               ---------
                                                   4,620
                                               ---------
Brazil (1.7%):
      30    Brasil Telecom Participacoes SA
              ADR............................        921
     500    Companhia Paranaense de Energia -
              Copel ADR (b)..................      1,620
     115    Compania Vale do Rio Doce ADR....      4,505
     105    Petroleo Brasileiro SA ADR.......      2,947
     150    Tele Norte Leste Participacoes SA
              ADR............................      1,909
 118,000    Telemar Norte Leste SA...........      2,055
      69    Unibanco Holdings GDR............      1,364
     100    Votorantim Celulose e Papel SA
              ADR............................      3,180
                                               ---------
                                                  18,501
                                               ---------
Canada (0.8%):
     126    Abitibi-Consolidated, Inc. ADR...        866
      70    Agrium, Inc. ....................      1,026
      19    Alcan, Inc. .....................        797
      70    Domtar, Inc. ....................        903
      28    Hummingbird Ltd. (b).............        637

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Canada, continued:
      50    Inco Limited Mines (b)...........      1,724
      10    Sun Life Financial, Inc. ........        288
      20    Sun Life Financial, Inc. ........        579
      20    Thomson Corp. ...................        668
      20    Thomson Corp. ...................        669
      35    Toronto-Dominion Bank............      1,125
                                               ---------
                                                   9,282
                                               ---------
China (1.2%):
   3,000    Beijing Capital International
              Airport........................        923
   2,988    Beijing Datang Power Generation
              Ltd. ..........................      2,318
     300    China Mobile Ltd. ...............        908
     164    China Mobile Ltd. ADR............      2,488
      35    China Telecom Corp. Ltd ADR......      1,235
      25    Cnooc Ltd. ADR...................      1,069
   6,000    Guangshen Railway Co., Ltd. .....      1,731
     600    Ping An Insurance (Group) Company
              of China Ltd. .................        816
   2,000    Zhejiang Expressway Co., Ltd. ...      1,423
                                               ---------
                                                  12,911
                                               ---------
Denmark (2.5%):
      83    Carlsberg A/S, Class B...........      4,394
       1    D/S Svendborg A/S, Class B.......      6,973
      50    Danske Bank A/S..................      1,188
     160    Falck A/S........................      4,122
     229    H. Lunbeck A/S...................      4,998
      40    ISS A/S..........................      1,982
      30    Novo Nordisk A/S.................      1,531
      72    TDC A/S..........................      2,338
                                               ---------
                                                  27,526
                                               ---------
Finland (3.6%):
     118    Elisa Communications Oyj (b).....      1,588
     455    Nokia Corp. ADR..................      6,616
     705    Nokia Oyj, Class A...............     10,197
      53    Nokian Renkaat Oyj...............      5,137
      97    Rautaruukki Oyj..................        780
     547    Stora Enso Oyj, Class R..........      7,437
      89    Tieto Corp., Class B.............      2,696
     241    UPM-Kymmene Corp. ...............      4,596
                                               ---------
                                                  39,047
                                               ---------
France (5.1%):
      16    Accor SA.........................        675
      58    Aventis SA.......................      4,383
     152    Axa..............................      3,356
      88    Banque Nationale de Paris SA.....      5,441
      27    Compagnie de Saint-Gobain........      1,356

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 110

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
France, continued:
      36    Compagnie Francaise d'Etudes et
              de Construction Technip........      4,895
      28    France Telecom SA (b)............        744
      12    L'Air Liquide SA.................      2,005
      10    L'Air Liquide SA, Registered
              Shares.........................      1,580
      23    L'Oreal SA.......................      1,864
      14    LVMH (Louis Vuitton Moet
              Hennessy) SA...................      1,023
      64    PSA Peugeot Citroen SA...........      3,591
      50    Sanofi Synthelabo SA.............      3,163
      26    Societe Generale, Class A........      2,240
     106    Suez Lyonnaise Des Eaux SA.......      2,220
      47    Thales SA........................      1,722
      76    Total Fina Elf SA, Class B.......     14,447
      50    Veolia Environment...............      1,414
                                               ---------
                                                  56,119
                                               ---------
Germany (4.3%):
      56    BASF AG..........................      2,984
     147    Bayer AG.........................      4,242
      35    Bayerische Motoren Werke AG......      1,551
      93    Deutsche Bank AG, Registered
              Shares.........................      7,359
     150    Deutsche Postbank AG.............      5,414
     123    Deutsche Telekom AG (b)..........      2,159
      93    E.ON AG..........................      6,745
      28    Metro AG.........................      1,318
       2    Muenchener Rueckversicherungs
              Gesellschaft AG, Registered
              Shares.........................        259
       5    SAP AG...........................        760
      15    SAP AG ADR.......................        627
      27    Schering AG......................      1,592
      59    Siemens AG.......................      4,254
      10    Siemens AG ADR...................        725
     170    Thyssen Krupp AG.................      2,913
      89    Volkswagen AG....................      3,757
                                               ---------
                                                  46,659
                                               ---------
Greece (1.2%):
     171    Aktor SA Technical Co. ..........        785
      83    Alpha Bank AE....................      2,110
      88    Coca-Cola Hellenic Bottling Co.,
              SA.............................      2,051
     115    Hyatt Regency Hotels and Tourism
              SA.............................      1,184
      30    Public Power Corp. ..............        717
     280    Titan Cement Co. ................      6,603
                                               ---------
                                                  13,450
                                               ---------
Hong Kong (1.8%):
     500    Cheung Kong Holdings Ltd. .......      3,686
   4,320    Global Green Tech Group Ltd. ....        388

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Hong Kong, continued:
     350    Henderson Land Development.......      1,508
     192    Hutchison Whampoa Ltd. ..........      1,312
     592    Hysan Development Co., Ltd. .....        881
   1,006    Johnson Electric Holdings,
              Ltd. ..........................      1,025
   1,000    Li & Fung Ltd. ..................      1,462
     548    MTR Corp. .......................        829
   1,500    QPL International Holdings Ltd.
              (b)............................        346
     731    Sun Hung Kai Properties Ltd. ....      5,996
   5,400    TCL International Holdings
              Ltd. ..........................      1,679
     473    Yue Yuen Industrial Holdings
              Ltd. ..........................      1,148
                                               ---------
                                                  20,260
                                               ---------
India (0.4%):
     240    Gujarat Ambuja Cements Ltd.
              GDR............................      1,483
     100    ICICI Bank Ltd. ADR..............      1,210
      60    State Bank of India GDR..........      1,308
                                               ---------
                                                   4,001
                                               ---------
Ireland (1.4%):
     115    Allied Irish Banks PLC...........      1,774
     153    Allied Irish Banks PLC...........      2,374
     182    Bank of Ireland PLC..............      2,442
     250    Bank of Ireland PLC..............      3,341
     140    CRH PLC..........................      2,974
     100    Irish Life & Permanent PLC.......      1,543
      40    Ryanair Holdings PLC (b).........        223
      70    Ryanair Holdings PLC (b).........        397
      20    Ryanair Holdings PLC, ADR........        656
                                               ---------
                                                  15,724
                                               ---------
Italy (1.3%):
     192    Bancario San Paolo di Torino
              SpA............................      2,324
     955    Banco Ambrosiano Veneto SpA
              (b)............................      3,738
     188    Eni SpA..........................      3,741
     170    Saipem SpA.......................      1,551
     607    Unicredito Italiano SpA..........      3,005
                                               ---------
                                                  14,359
                                               ---------
Japan (20.3%):
      80    Aisin Seiki Co., Ltd. ...........      1,672
     174    Ajinomoto Co., Inc. .............      2,101
     500    Bank of Yokohama Ltd. ...........      3,134
     213    Canon, Inc. .....................     11,248
     263    Chugai Pharmaceutical Co.,
              Ltd. ..........................      4,131
      80    Denso Corp. .....................      1,867
       2    East Japan Railway Co. ..........     11,940
     300    Fuji Electric Co., Ltd. .........        813
     380    Fuji Heavy Industries Ltd. ......      2,137
     400    Fujikura Ltd. ...................      2,257
     230    Honda Motor Co., Ltd. ...........     11,117
      22    ITO-Yokado Co., Ltd. ............        944

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Japan, continued:
      36    Jafco (b)........................      2,756
     200    JFE Holdings, Inc. ..............      4,916
      16    Keyence Corp. ...................      3,660
      96    Kokuyo Co., Ltd. ................      1,219
      44    Kose Corp. ......................      1,679
     150    Kuraray Co., Ltd. ...............      1,231
     800    Kyowa Exeo Corp. ................      5,999
     201    Matsushita Electric Works,
              Ltd. ..........................      1,829
     200    Mitsubishi Estate Co., Ltd. .....      2,489
       1    Mitsubishi Tokyo Financial Group,
              Inc. ..........................      7,889
     400    Mitsui Chemicals, Inc. ..........      2,007
     445    Mitsui Fudosan Co., Ltd. ........      5,349
   1,000    Mitsui OSK Lines Ltd. ...........      5,275
     120    Mitsumi Electric Co., Ltd. ......      1,392
      60    NEC Electronics Corp. ...........      3,702
     162    Nikko Cordial Corp. .............        788
     208    Nikon Corp. .....................      2,347
     700    Nippon Light Metal Co. ..........      1,666
     500    Nippon Steel Co., Ltd. ..........      1,052
       1    Nippon Telegraph and Telephone
              Corp. .........................      5,357
     800    Nippon Yusen Kabushiki Kaisha....      3,698
     200    Nissan Motor Co., Ltd. ..........      2,229
      70    Nitto Denko Corp. ...............      3,589
     427    Nomura Securities Co., Ltd. .....      6,337
       6    NTT Docomo, Inc. ................     11,397
      70    Omron Corp. .....................      1,644
     175    Ricoh Co., Ltd. .................      3,731
      61    Sankyo Co., Ltd. (b).............      2,474
   1,150    Sanyo Electric Co., Ltd. ........      4,745
     112    Seven-Eleven Japan Ltd. .........      3,664
     100    Shimano, Inc. ...................      2,389
     139    Shin-Etsu Chemical Co. ..........      4,982
       1    SKY Perfect Communications,
              Inc. ..........................      1,158
     103    Sony Corp. ......................      3,890
      85    Sony Corp. ADR...................      3,234
       1    Sumitomo Mitsui Financial Group,
              Inc. ..........................      3,437
     500    Sumitomo Trust & Banking Co.,
              Ltd. ..........................      3,570
      75    T&D Holdings, Inc. ..............      3,756
     130    Takeda Chemical Industries
              Ltd. ..........................      5,722
     200    Tonengeneral Sekiyu KK...........      1,718
      75    Toyoda Automatic Loom Works......      1,806
     387    Toyota Motor Corp. ..............     15,718
       1    UFJ Holdings, Inc. ..............      5,758
     129    Yamada Denki Co., Ltd. ..........      4,825
                                               ---------
                                                 221,434
                                               ---------
Malaysia (0.2%):
   1,159    Maxis Communications Berhad......      2,684
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Mexico (2.0%):
     310    Alfa SA de CV, Class A...........      1,044
   1,081    America Movil SA de CV...........      1,973
      60    Cemex S.A. ADR...................      1,746
     447    Cemex SA de CV, Series CPO.......      2,601
      68    Fomento Economico Mexicano SA de
              CV ADR.........................      3,136
     429    Grupo Carso SA de CV, Series
              A-1............................      1,757
     692    Grupo Televisa SA, Series CPO....      1,562
     220    Telefonos de Mexico ADR..........      7,320
     539    Telefonos de Mexico SA, Series
              L..............................        900
                                               ---------
                                                  22,039
                                               ---------
Netherlands (5.7%):
     357    ABN AMRO Holding NV..............      7,839
     441    Aegon NV.........................      5,333
      68    ASM Lithography Holding NV (b)...      1,153
      53    IHC Caland NV....................      2,486
     144    ING Groep NV.....................      3,396
      50    Koninklijke (Royal) Philips
              Electronics NV.................      1,360
     553    Koninklijke KPN NV (b)...........      4,218
     123    Philips Electronics NV...........      3,316
     100    Royal Dutch Petroleum Co. .......      5,162
     270    Royal Dutch Petroleum Co., ADR...     13,952
      43    Royal Nedlloyd NV................      1,468
     188    TNT Post Groep NV................      4,309
      28    Unilever NV......................      1,894
      55    Unilever NV......................      3,768
      82    Verenigde Nederalndse
              Uitgeversbedrijven NV..........      2,390
       9    World Online International NV
              (b)............................          0
                                               ---------
                                                  62,044
                                               ---------
New Zealand (0.7%):
     335    Fletcher Building Ltd. ..........        968
      11    Fletcher Challenge Forests Ltd.
              (b)............................         14
     250    Lion Nathan Ltd. ................      1,169
     400    Sky City Ltd. ...................      1,218
   1,187    Telecom Corp. of New Zealand
              Ltd. ..........................      4,434
                                               ---------
                                                   7,803
                                               ---------
Norway (5.1%):
     137    Aker Kvaerner ASA................      2,540
      23    Aker Yards ASA...................        320
   1,372    Golar LNG Ltd. (b)...............     21,200
   1,150    Merkantildata ASA (b)............        865
      91    Norsk Hydro ASA..................      5,897
     203    Norske Skogsindustrier ASA.......      3,623
      95    Schibsted ASA....................      1,704
   1,005    Smedvig ASA, Class A.............     11,060
     194    Statoil ASA......................      2,465

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 112

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Norway, continued:
     270    Storebrand ASA (b)...............      1,848
     125    TGS Nopec Geophysical Co., ASA
              (b)............................      2,021
     241    Yara International ASA (b).......      1,946
                                               ---------
                                                  55,489
                                               ---------
Russia (0.9%):
      60    Wimm-Bill-Dann Foods OJSC ADR....        837
     278    Yukos ADR........................      8,825
                                               ---------
                                                   9,662
                                               ---------
Singapore (0.6%):
      83    Creative Technology Ltd. ........        875
     201    Keppel Corp. ....................        824
     697    Singapore Telecommunications
              Ltd. ..........................        913
     328    United Overseas Bank Ltd. .......      2,560
     130    Venture Manufacturing Ltd. ......      1,362
                                               ---------
                                                   6,534
                                               ---------
South Africa (0.3%):
     200    Sappi Ltd. ADR...................      3,070
                                               ---------
South Korea (3.6%):
     300    Daewoo Shipbuilding & Marine
              Engineering Co., Ltd. .........      3,627
     100    Hyundai Motor Co., Ltd. .........      3,852
     125    Kookmin Bank (b).................      3,889
      90    LG Petrochemical Co., Ltd. ......      1,805
      45    Pohang Iron & Steel Co., Ltd. ...      5,810
      40    Posco ADR........................      1,340
      32    Samsung Fire & Marine Insurance
              Co., Ltd. (b)..................      2,049
     120    SeoulBank........................      2,537
      20    Shinsegae Department Store
              Co. ...........................      4,818
      39    SK Telecom Co., Ltd. ............      6,421
     850    Wooyoung Co., Ltd. (b)...........      3,127
                                               ---------
                                                  39,275
                                               ---------
Spain (2.1%):
     218    ACS, Actividades de Construccion
              y Servicios SA.................      3,688
     220    Banco Bilbao Vizcaya Argentina
              SA.............................      2,947
     307    Banco Santander Central Hispano
              Americano SA...................      3,195
     192    Endesa SA........................      3,701
     162    Repsol SA........................      3,546
     384    Telefonica SA....................      5,684
      24    Union Electric Fenosa SA.........        518
                                               ---------
                                                  23,279
                                               ---------
Sweden (4.2%):
      90    Atlas Copco AB, Series A.........      3,348
      55    Autoliv, Inc. ...................      2,303

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
Sweden, continued:
     100    Electrolux AB, Series B..........      1,923
     605    Eniro AB.........................      4,631
      71    Hennes & Mauritz AB, Class B.....      1,845
      90    Kinnevik AB, Class B.............      2,953
     400    Nobia AB (b).....................      4,726
   1,383    Nordea AB........................      9,986
   2,000    Sigma AB, B Shares (b)...........      1,283
     230    Skandiaviska Enskilda Banken AB,
              Class A........................      3,337
     336    Skanska AB, Class B..............      2,963
      75    Svenska Cellulosa AB, Series B...      2,855
     920    Telia AB.........................      3,907
                                               ---------
                                                  46,060
                                               ---------
Switzerland (4.8%):
     100    Converium Holding AG.............      5,233
      35    Holderbank Financiere Glarus.....      1,908
      90    Lonza Group AG...................      4,571
      18    Nestle SA........................      4,742
     118    Novartis AG......................      5,202
      60    Novartis AG ADR..................      2,670
     115    Roche Holding AG.................     11,396
       7    Swisscom AG, Registered Shares...      2,253
     154    UBS AG, Registered Shares........     10,866
      27    Zurich Financial Services AG.....      4,295
                                               ---------
                                                  53,136
                                               ---------
Taiwan (1.8%):
      65    Ase Test Ltd. (b)................        479
     996    Cheng Shin Rubber Industry Co.,
              Ltd. ..........................      1,307
   1,600    Gigabyte Technology Co., Ltd. ...      2,411
     480    Hon Hai Precision Industry.......      1,790
     600    Premier Image Technology.........        734
   1,000    Quanta Computer, Inc. ...........      2,133
   5,000    Sampo Corp. (b)..................      1,499
   2,130    Taishin Financial Holding Co. ...      1,760
   3,080    Taiwan Cellular Corp. ...........      2,940
   1,415    Taiwan Semiconductor (b).........      2,043
   3,565    Yuanta Core Pacific Securities
              Co. ...........................      2,233
                                               ---------
                                                  19,329
                                               ---------
Thailand (0.4%):
     300    Bangkok Expressway PCL...........        175
   6,000    Bank of Ayudhya PCL (b)..........      1,833
   5,000    Charoen Pokphand Foods PCL.......        506
   1,267    Italian-Thai Development PCL.....        313
   7,000    Land and Houses PCL, Foreign
              Registered Shares..............      1,668
                                               ---------
                                                   4,495
                                               ---------

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
 United Kingdom (14.5%):
     404    Abbey National PLC...............      3,774
     400    Aggreko PLC......................      1,197
      25    AstraZeneca Group PLC............      1,138
      30    AstraZeneca PLC ADR..............      1,369
     200    Aviva PLC........................      2,070
     427    Barclays PLC.....................      3,645
      40    BOC Group PLC....................        678
     162    Boots Group PLC..................      2,031
     449    British Sky Broadcasting Group
              PLC............................      5,082
   1,849    British Telecommunications Group
              PLC............................      6,675
     303    Diageo PLC.......................      4,104
     867    Glaxosmithkline PLC..............     17,607
      13    Glaxosmithkline PLC ADR..........        539
     129    Hanson PLC.......................        891
     370    HBOS PLC.........................      4,594
     689    HSBC Holdings PLC................     10,271
     877    Imperial Chemical Industries
              PLC............................      3,679
     180    Intralot SA -- Intergrated
              Lottery (b)....................      2,871
      92    J Sainsbury PLC..................        476
   1,034    Lloyds TSB Group PLC.............      8,124
     292    National Grid Group PLC..........      2,258
     129    National Power PLC (b)...........        329
     215    Prudential Corp., PLC............      1,856
   1,945    Rentokil Initial PLC.............      5,114
   1,552    Royal & Sun Alliance Insurance
              Group PLC......................      2,330
     447    Royal Bank of Scotland Group
              PLC............................     12,906
      92    Scottish Power PLC...............        670
   2,720    Shell Transportation & Trading
              Co., PLC.......................     20,014

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
United Kingdom, continued:
      20    Shire Pharmaceuticals Group PLC
              (b)............................        535
     400    Shire Pharmaceuticals Group PLC
              (b)............................      3,504
     418    Smiths Group PLC.................      5,672
     110    Taylor Woodrow PLC...............        512
     552    Unilever PLC.....................      5,431
     365    Vodafone Group ADR...............      8,067
   1,978    Vodafone Group PLC...............      4,344
      80    William Hill PLC.................        806
     410    Yell Group PLC...................      2,571
      30    Zeneca PLC.......................      1,350
                                               ---------
                                                 159,084
                                               ---------
United States (0.3%):
      80    Nabors Industries, Inc. (b)......      3,618
                                               ---------
  Total Common Stocks                          1,065,744
                                               ---------
INVESTMENT COMPANIES (1.8%):
  19,816    One Group Prime Money Market
              Fund, Class I (c)..............     19,816
                                               ---------
  Total Investment Companies                      19,816
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (14.3%):
 157,183    Pool of various securities for
              One Group Equity
              Funds -- footnote 2 (Securities
              Lending).......................    157,183
                                               ---------
  Total Short-Term Securities Held as
  Collateral for Securities Lending              157,183
                                               ---------
Total (Cost $1,029,986) (a)                    1,242,743
                                               =========

------------
Percentages indicated are based on net assets of $1,097,266.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $249,812
                   Unrealized depreciation......................   (37,055)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $212,757
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Non-income producing securities.

(c) Investment in affiliate.

Amounts shown as 0 are either 0, or rounded to less than 1,000.

ADR   American Depositary Receipt
GDR   Global Depositary Receipt

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 114

ONE GROUP DIVERSIFIED INTERNATIONAL FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

The following represents the allocations by industry for common stocks and other investments based on net assets:

                                     INDUSTRY                     PERCENTAGE
                                     --------                     ----------
                   Consumer Discretionary.......................    12.16%
                   Consumer Staples.............................     4.66%
                   Energy.......................................    10.15%
                   Financials...................................    23.49%
                   Health Care..................................     6.68%
                   Industrials..................................    11.71%
                   Information Technology.......................     6.12%
                   Materials....................................    11.23%
                   Telecommunication Services...................     8.74%
                   Utilities....................................     2.20%
                   Miscellaneous................................      .03%
                   Cash Equivalents.............................     2.83%

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      SMALL CAP    SMALL CAP      MID CAP       MID CAP      DIVERSIFIED
                                                       GROWTH        VALUE         GROWTH        VALUE         MID CAP
                                                        FUND          FUND          FUND          FUND          FUND
                                                      ---------    ----------    ----------    ----------    -----------
ASSETS:
Investments, at cost................................  $658,287     $  938,287    $2,258,030    $1,494,161    $  884,317
Unrealized appreciation (depreciation) from
  investments.......................................   194,869        229,995       639,765       482,536       256,160
                                                      --------     ----------    ----------    ----------    ----------
Investments, at value*..............................   853,156      1,168,282     2,897,795     1,976,697     1,140,477
Cash................................................         1             --            --            --            --
Interest and dividends receivable...................       213            730           781         1,653           716
Receivable for capital shares issued................       198             94           723           209            34
Receivable from brokers for investments sold........    16,411         12,769        30,895         1,311         3,311
Prepaid expenses and other receivables..............         7             11            29            20            13
                                                      --------     ----------    ----------    ----------    ----------
Total Assets........................................   869,986      1,181,886     2,930,223     1,979,890     1,144,551
                                                      --------     ----------    ----------    ----------    ----------
LIABILITIES:
Dividends payable...................................        --            101            --         4,023            --
Payable to brokers for investments purchased........    14,676          7,057         4,890         4,022            --
Payable for capital shares redeemed.................        47             87           210           192            88
Payable for return of collateral received for
  securities on loan................................    87,337        108,494       307,139       103,739        69,583
Accrued expenses and other payables:
  Investment advisory fees..........................       451            628         1,536         1,138           666
  Administration fees...............................        99            137           350           252           146
  Distribution fees.................................        49            106           361           121            46
  Other.............................................       226            344         1,104           684           418
                                                      --------     ----------    ----------    ----------    ----------
Total Liabilities...................................   102,885        116,954       315,590       114,171        70,947
                                                      --------     ----------    ----------    ----------    ----------
NET ASSETS:
Capital.............................................   624,347        768,775     2,402,264     1,406,522       808,746
Undistributed (distributions in excess of) net
  investment income.................................        (9)           (24)          (55)           86           (28)
Accumulated undistributed net realized gains
  (losses) from investments.........................   (52,106)        66,186      (427,341)      (23,425)        8,726
Net unrealized appreciation (depreciation) from
  investments.......................................   194,869        229,995       639,765       482,536       256,160
                                                      --------     ----------    ----------    ----------    ----------
Net Assets..........................................  $767,101     $1,064,932    $2,614,633    $1,865,719    $1,073,604
                                                      ========     ==========    ==========    ==========    ==========
NET ASSETS:
  Class I...........................................  $643,958     $  819,264    $1,764,404    $1,541,179    $  922,414
  Class A...........................................    81,501        152,126       544,217       231,511       126,772
  Class B...........................................    30,280         40,608       238,738        69,874        17,363
  Class C...........................................    11,362         52,934        67,274        23,155         7,055
                                                      --------     ----------    ----------    ----------    ----------
Total...............................................  $767,101     $1,064,932    $2,614,633    $1,865,719    $1,073,604
                                                      ========     ==========    ==========    ==========    ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I...........................................    54,048         32,937        78,409        88,894        48,717
  Class A...........................................     6,946          6,240        24,923        13,297         6,799
  Class B...........................................     2,793          1,757        12,278         4,130           967
  Class C...........................................     1,024          2,299         3,193         1,369           393
                                                      --------     ----------    ----------    ----------    ----------
Total...............................................    64,811         43,233       118,803       107,690        56,876
                                                      ========     ==========    ==========    ==========    ==========
Net Asset Value Class I -- Offering and redemption
  price per share...................................  $  11.91     $    24.87    $    22.50    $    17.34    $    18.93
                                                      ========     ==========    ==========    ==========    ==========
  Class A -- Redemption price per share.............  $  11.73     $    24.38    $    21.84    $    17.41    $    18.65
                                                      ========     ==========    ==========    ==========    ==========
      Maximum sales charge..........................     5.25%          5.25%         5.25%         5.25%         5.25%
                                                      ========     ==========    ==========    ==========    ==========
      Maximum offering price per share (100%/(100%-
        maximum sales charge) of net asset value
        adjusted to the nearest cent)...............  $  12.38     $    25.73    $    23.05    $    18.37    $    19.68
                                                      ========     ==========    ==========    ==========    ==========
  Class B -- Offering price per share (a)...........  $  10.84     $    23.11    $    19.44    $    16.92    $    17.95
                                                      ========     ==========    ==========    ==========    ==========
  Class C -- Offering price per share (a)...........  $  11.09     $    23.02    $    21.07    $    16.92    $    17.95
                                                      ========     ==========    ==========    ==========    ==========
------------
 * Includes Investments in affiliates of:             $     --     $   30,824    $   10,760    $   38,884    $   18,041

(a) Redemption price for Class B and Class C shares varies based on the length of time the shares are held.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 116

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                 LARGE CAP     LARGE CAP      EQUITY     DIVERSIFIED                  EQUITY
                                                   GROWTH        VALUE        INCOME       EQUITY       BALANCED      INDEX
                                                    FUND          FUND         FUND         FUND          FUND         FUND
                                                 ----------    ----------    --------    -----------    --------    ----------
ASSETS:
Investments, at cost...........................  $1,833,993    $1,346,109    $276,640    $1,690,326     $329,846    $1,983,572
Unrealized appreciation (depreciation) from
 investments...................................     479,755       252,061     230,831       371,656       47,807     1,080,101
                                                 ----------    ----------    --------    ----------     --------    ----------
Investments, at value*.........................   2,313,748     1,598,170     507,471     2,061,982      377,653     3,063,673
Cash...........................................          38             1          --            --           --            --
Interest and dividends receivable..............       1,365         2,743         768         1,924        1,692         3,273
Receivable for capital shares issued...........         152            48          69            87          109           304
Receivable from brokers for investments sold...         876            --          --            --            3            --
Net receivable for variation margin on futures
 contracts.....................................          --            --          --            --           --            82
Prepaid expenses and other receivables.........          25            16           5            22            4            33
                                                 ----------    ----------    --------    ----------     --------    ----------
Total Assets...................................   2,316,204     1,600,978     508,313     2,064,015      379,461     3,067,365
                                                 ----------    ----------    --------    ----------     --------    ----------
LIABILITIES:
Cash overdraft.................................          --            --          41            --           --            --
Dividends payable..............................          --         4,784         417         3,091          355         7,781
Payable to brokers for investments purchased...          --        15,980          --            --          439         6,269
Payable for capital shares redeemed............         218            26         236            38          447           395
Payable for return of collateral received for
 securities on loan............................      27,825        18,498      17,118       121,253       51,828       144,204
Accrued expenses and other payables:
 Investment advisory fees......................       1,334           933         285         1,155          131           309
 Administration fees...........................         300           205          64           256           43           358
 Distribution fees.............................         316            40          79            66          173           485
 Other.........................................       1,148           486         172           799          252         1,202
                                                 ----------    ----------    --------    ----------     --------    ----------
Total Liabilities..............................      31,141        40,952      18,412       126,658       53,668       161,003
                                                 ----------    ----------    --------    ----------     --------    ----------
NET ASSETS:
Capital........................................   2,624,386     1,491,461     246,898     1,731,339      312,169     2,115,585
Undistributed (distributions in excess of) net
 investment income.............................         (91)          (65)         34            21            4           168
Accumulated undistributed net realized gains
 (losses) from investments and futures
 transactions..................................    (818,987)     (183,431)     12,138      (165,659)     (34,187)     (290,114)
Net unrealized appreciation (depreciation) from
 investments and futures.......................     479,755       252,061     230,831       371,656       47,807     1,080,723
                                                 ----------    ----------    --------    ----------     --------    ----------
Net Assets.....................................  $2,285,063    $1,560,026    $489,901    $1,937,357     $325,793    $2,906,362
                                                 ==========    ==========    ========    ==========     ========    ==========
NET ASSETS:
 Class I.......................................  $1,702,190    $1,462,956    $326,818    $1,742,208     $ 28,045    $1,948,823
 Class A.......................................     262,069        64,318      89,123       154,895      115,370       487,351
 Class B.......................................     300,533        27,036      69,716        28,128      176,001       349,686
 Class C.......................................      20,271         5,716       4,244        12,126        6,377       120,502
                                                 ----------    ----------    --------    ----------     --------    ----------
Total..........................................  $2,285,063    $1,560,026    $489,901    $1,937,357     $325,793    $2,906,362
                                                 ==========    ==========    ========    ==========     ========    ==========
Outstanding Units of Beneficial Interest
 (Shares):
 Class I.......................................     116,946       101,886      19,609       149,446        2,230        74,777
 Class A.......................................      17,687         4,445       5,369        13,333        9,166        18,698
 Class B.......................................      21,951         1,881       4,208         2,516       13,915        13,473
 Class C.......................................       1,494           398         256         1,077          505         4,637
                                                 ----------    ----------    --------    ----------     --------    ----------
Total..........................................     158,078       108,610      29,442       166,372       25,816       111,585
                                                 ==========    ==========    ========    ==========     ========    ==========
Net Asset Value
 Class I -- Offering and redemption price per
   share.......................................  $    14.56    $    14.36    $  16.67    $    11.66     $  12.58    $    26.06
                                                 ==========    ==========    ========    ==========     ========    ==========
 Class A -- Redemption price per share.........  $    14.82    $    14.47    $  16.60    $    11.62     $  12.59    $    26.06
                                                 ==========    ==========    ========    ==========     ========    ==========
     Maximum sales charge......................       5.25%         5.25%       5.25%         5.25%        5.25%         5.25%
                                                 ==========    ==========    ========    ==========     ========    ==========
     Maximum offering price per share
       (100%/(100%-maximum sales charge) of net
       asset value adjusted to the nearest
       cent)...................................  $    15.64    $    15.27    $  17.52    $    12.26     $  13.29    $    27.50
                                                 ==========    ==========    ========    ==========     ========    ==========
 Class B -- Offering price per share (a).......  $    13.69    $    14.37    $  16.57    $    11.18     $  12.65    $    25.95
                                                 ==========    ==========    ========    ==========     ========    ==========
 Class C -- Offering price per share (a).......  $    13.57    $    14.35    $  16.57    $    11.26     $  12.63    $    25.99
                                                 ==========    ==========    ========    ==========     ========    ==========
------------
 * Includes Investments in affiliates of:        $   82,260    $   62,174    $  8,749    $   13,811     $    896    $   43,851

(a) Redemption price for Class B and Class C shares varies based on the length of time the shares are held.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                    MARKET
                                                  EXPANSION                  HEALTH      MARKET     INTERNATIONAL    DIVERSIFIED
                                                    INDEX      TECHNOLOGY   SCIENCES    NEUTRAL        EQUITY       INTERNATIONAL
                                                     FUND         FUND        FUND        FUND       INDEX FUND         FUND
                                                  ----------   ----------   --------   ----------   -------------   -------------
ASSETS:
Investments, at cost............................   $306,920     $37,794     $22,045    $  862,617    $  896,988      $1,029,986
Unrealized appreciation (depreciation) from
 investments....................................     55,820      (2,548)      2,712        65,066       167,143         212,757
                                                   --------     -------     -------    ----------    ----------      ----------
Investments, at value*..........................    362,740      35,246      24,757       927,683     1,064,131       1,242,743
Cash............................................         --          --          --            --            --(a)           --
Foreign currency, at value (cost $0; $0; $0; $0;
 $4,659; $11,154 )..............................         --          --          --            --         4,638          11,235
Deposits with broker for securities sold
 short..........................................         --          --          --       850,590            --              --
Interest and dividends receivable...............        187          10          14         1,122         1,793           2,420
Receivable for capital shares issued............        132          14          31         2,590            42              19
Receivable from brokers for investments sold....      6,756         108          --            --        13,686              --
Net receivable for variation margin on futures
 contracts......................................         42          --          --            --            --              --
Tax reclaim receivable..........................         --          --          --            --           179             332
Prepaid expenses and other receivables..........          2          --(a)       --(a)          7             9              11
                                                   --------     -------     -------    ----------    ----------      ----------
Total Assets....................................    369,859      35,378      24,802     1,781,992     1,084,478       1,256,760
                                                   --------     -------     -------    ----------    ----------      ----------
LIABILITIES:
Payable to custodian............................         --          --          --            --            --             192
Dividends payable...............................        374          --          --            --            --              --
Payable to brokers for investments purchased....      7,935          --          --            --        52,889             826
Payable for capital shares redeemed.............         27          55          43           273            12              12
Net payable for variation margin on futures
 contracts......................................         --          --          --            --            87              --
Securities sold short, at value (proceeds $0;
 $0; $;0; $775,485; $0; $0).....................         --          --          --       820,188            --              --
Payable for return of collateral received for
 securities on loan.............................     32,380         590       1,643            --       171,227         157,183
Accrued expenses and other payables:
 Investment advisory fees.......................         52           8           8           628           358             710
 Administration fees............................         42           5           3           118           105             144
 Distribution fees..............................         39          13          12           191            26              16
 Other..........................................        155          53          24           685           402             411
                                                   --------     -------     -------    ----------    ----------      ----------
Total Liabilities...............................     41,004         724       1,733       822,083       225,106         159,494
                                                   --------     -------     -------    ----------    ----------      ----------
NET ASSETS:
Capital.........................................    266,581      74,279      22,949       925,390       736,889         981,946
Undistributed (distributions in excess of) net
 investment income..............................          6          --          --            (2)        8,606          13,634
Accumulated undistributed net realized gains
 (losses) from investments, futures and
 securities sold short transactions.............      6,324     (37,077)     (2,592)       14,158       (53,648)       (111,173)
Net unrealized appreciation (depreciation) from
 investments, futures and securities sold
 short..........................................     55,944      (2,548)      2,712        20,363       167,525         212,859
                                                   --------     -------     -------    ----------    ----------      ----------
Net Assets......................................   $328,855     $34,654     $23,069    $  959,909    $  859,372      $1,097,266
                                                   ========     =======     =======    ==========    ==========      ==========
NET ASSETS:
 Class I........................................   $250,765     $ 4,040     $   413    $  629,820    $  798,323      $1,050,794
 Class A........................................     38,952      19,801      11,592       114,731        39,216          34,962
 Class B........................................     22,459       9,621       9,945        29,222        11,414           9,996
 Class C........................................     16,679       1,192       1,119       186,136        10,419           1,514
                                                   --------     -------     -------    ----------    ----------      ----------
Total...........................................   $328,855     $34,654     $23,069    $  959,909    $  859,372      $1,097,266
                                                   ========     =======     =======    ==========    ==========      ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
 (SHARES):
 Class I........................................     23,354         902          38        59,196        45,539          74,738
 Class A........................................      3,634       4,460       1,063        10,815         2,245           2,499
 Class B........................................      2,118       2,230         932         2,776           693             786
 Class C........................................      1,610         276         105        17,682           612             119
                                                   --------     -------     -------    ----------    ----------      ----------
Total...........................................     30,716       7,868       2,138        90,469        49,089          78,142
                                                   ========     =======     =======    ==========    ==========      ==========
NET ASSET VALUE
 Class I -- Offering and redemption price per
   share........................................   $  10.74     $  4.48     $ 10.98    $    10.64    $    17.53      $    14.06
                                                   ========     =======     =======    ==========    ==========      ==========
 Class A -- Redemption price per share..........   $  10.72     $  4.44     $ 10.90    $    10.61    $    17.46      $    13.99
                                                   ========     =======     =======    ==========    ==========      ==========
     Maximum sales charge.......................      5.25%       5.25%       5.25%         5.25%         5.25%           5.25%
                                                   ========     =======     =======    ==========    ==========      ==========
     Maximum offering price per share
       (100%/(100%-maximum sales charge) of net
       asset value adjusted to the nearest
       cent)....................................   $  11.31     $  4.69     $ 11.50    $    11.20    $    18.43      $    14.77
                                                   ========     =======     =======    ==========    ==========      ==========
 Class B -- Offering price per share (b)........   $  10.61     $  4.31     $ 10.67    $    10.53    $    16.47      $    12.71
                                                   ========     =======     =======    ==========    ==========      ==========
 Class C -- Offering price per share (b)........   $  10.36     $  4.32     $ 10.66    $    10.53    $    17.05      $    12.71
                                                   ========     =======     =======    ==========    ==========      ==========
------------
* Includes Investments in affiliates of:           $  5,709     $   387     $   191    $   97,911    $   32,091      $   19,816

(a) Amount is less than $1,000.
(b) Redemption price for Class B and Class C shares varies based on the length of time the shares are held.
See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 118

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                                  SMALL CAP    SMALL CAP    MID CAP     MID CAP     DIVERSIFIED
                                                   GROWTH        VALUE       GROWTH      VALUE        MID CAP
                                                    FUND         FUND         FUND        FUND         FUND
                                                  ---------    ---------    --------    --------    -----------
INVESTMENT INCOME:
Dividend income.................................  $  3,048     $ 12,404     $ 12,577    $ 27,798     $ 11,125
Dividend income from affiliates.................        --          218          307         382          192
Interest income.................................       103            3           --          16           14
Income from securities lending..................       323          200          541         271          121
                                                  --------     --------     --------    --------     --------
Total Income....................................     3,474       12,825       13,425      28,467       11,452
                                                  --------     --------     --------    --------     --------
EXPENSES:
Investment advisory fees........................     4,933        7,084       18,012      13,079        8,070
Administration fees.............................     1,075        1,544        4,073       2,875        1,759
Distribution fees (Class A).....................       249          458        1,746         721          438
Distribution fees (Class B).....................       277          367        2,427         653          176
Distribution fees (Class C).....................        94          452          680         219           69
Custodian fees..................................        39           50           72          47           29
Legal and audit fees............................        18           27           49          37           23
Trustees' fees and expenses.....................         6           11           21          16            9
Transfer agent fees.............................       426          641        2,188         841          398
Registration and filing fees....................        58           87           78          71           57
Printing and mailing costs......................        57           93          201         130           67
Other...........................................        30           49           75          58           37
                                                  --------     --------     --------    --------     --------
Total expenses before waivers...................     7,262       10,863       29,622      18,747       11,132
Less waivers....................................       (71)        (294)        (729)       (491)        (269)
Less reimbursement for legal matters............        (7)         (10)         (27)        (19)         (12)
                                                  --------     --------     --------    --------     --------
Net Expenses....................................     7,184       10,559       28,866      18,237       10,851
                                                  --------     --------     --------    --------     --------
Net Investment Income (Loss)....................    (3,710)       2,266      (15,441)     10,230          601
                                                  --------     --------     --------    --------     --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS, OPTIONS AND FUTURES:
Net realized gains (losses) from investment
  transactions..................................   104,437       99,855      154,549     104,968      132,509
Net change in unrealized appreciation
  (depreciation) from investment transactions...    88,322      174,412      314,486     330,093       79,845
                                                  --------     --------     --------    --------     --------
Net realized/unrealized gains (losses) on
  investments...................................   192,759      274,267      469,035     435,061      212,354
                                                  --------     --------     --------    --------     --------
Change in net assets resulting from
  operations....................................  $189,049     $276,533     $453,594    $445,291     $212,955
                                                  ========     ========     ========    ========     ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                        LARGE CAP    LARGE CAP    EQUITY     DIVERSIFIED                 EQUITY
                                         GROWTH        VALUE      INCOME       EQUITY       BALANCED     INDEX
                                          FUND         FUND        FUND         FUND          FUND        FUND
                                        ---------    ---------    -------    -----------    --------    --------
INVESTMENT INCOME:
Dividend income.......................  $ 21,388     $ 30,570     $11,885     $ 31,100      $ 3,443     $ 48,322
Dividend income from affiliates.......       484          363          16          237           19          184
Interest income.......................         3           96         407          -(a)       6,536           14
Income from securities lending........       156          103          46          124           68          312
                                        --------     --------     -------     --------      -------     --------
Total Income..........................    22,031       31,132      12,354       31,461       10,066       48,832
                                        --------     --------     -------     --------      -------     --------
EXPENSES:
Investment advisory fees..............    16,002       10,604       3,509       13,985        2,242        8,535
Administration fees...................     3,574        2,312         765        3,084          556        4,589
Distribution fees (Class A)...........       916          194         291          576          389        1,645
Distribution fees (Class B)...........     3,252          249         772          288        1,864        3,610
Distribution fees (Class C)...........       215           51          41          137           56        1,202
Custodian fees........................        53           34          16           37           26          107
Legal and audit fees..................        43           29          13           36           11           53
Trustees' fees and expenses...........        18           11           4           13            3           22
Transfer agent fees...................     2,418          434         382          623          632        1,898
Registration and filing fees..........        63           52          51           45           43           61
Printing and mailing costs............       193           81          41          101           33          201
Other.................................        42           29          18           32           33           65
                                        --------     --------     -------     --------      -------     --------
Total expenses before waivers.........    26,789       14,080       5,903       18,957        5,888       21,988
Less waivers..........................      (700)        (325)       (182)        (341)        (617)      (6,011)
Less reimbursement for legal
  matters.............................       (24)         (16)         (5)         (21)          (4)         (31)
                                        --------     --------     -------     --------      -------     --------
Net Expenses..........................    26,065       13,739       5,716       18,595        5,267       15,946
                                        --------     --------     -------     --------      -------     --------
Net Investment Income (Loss)..........    (4,034)      17,393       6,638       12,866        4,799       32,886
                                        --------     --------     -------     --------      -------     --------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS AND FUTURES:
Net realized gains (losses) from
  investment transactions.............   272,420       76,468      28,644      (35,465)      (3,628)     (46,003)
Net realized gains (losses) on futures
  transactions........................        --           --          --           --           --        8,169
Net change in unrealized appreciation
  (depreciation) from investments and
  futures.............................    32,189      167,570      34,593      276,112       25,415      477,358
                                        --------     --------     -------     --------      -------     --------
Net realized/unrealized gains (losses)
  on investments and futures..........   304,609      244,038      63,237      240,647       21,787      439,524
                                        --------     --------     -------     --------      -------     --------
Change in net assets resulting from
  operations..........................  $300,575     $261,431     $69,875     $253,513      $26,586     $472,410
                                        ========     ========     =======     ========      =======     ========

------------
(a) Amount is less than $1,000.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 120

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                       MARKET                     HEALTH      MARKET     INTERNATIONAL     DIVERSIFIED
                                     EXPANSION     TECHNOLOGY    SCIENCES    NEUTRAL        EQUITY        INTERNATIONAL
                                     INDEX FUND       FUND         FUND        FUND       INDEX FUND          FUND
                                     ----------    ----------    --------    --------    -------------    -------------
INVESTMENT INCOME:
Dividend income....................   $  2,547      $    131     $   158     $  8,106      $  17,586        $  24,413
Dividend income from affiliates....         37             7           2          612            168              192
Interest income....................          1            --          --           70             27               50
Foreign tax withholding............         --            --          --           --         (2,051)          (2,570)
Income from securities lending.....         66             4           3           --            865              762
                                      --------      --------     -------     --------      ---------        ---------
Total Income.......................      2,651           142         163        8,788         16,595           22,847
                                      --------      --------     -------     --------      ---------        ---------
EXPENSES:
Investment advisory fees...........        829           354         170        7,354          4,018            8,035
Administration fees................        382            57          32          949          1,178            1,620
Distribution fees (Class A)........         96            72          34          201            119               97
Distribution fees (Class B)........        181            93          90          209            108               73
Distribution fees (Class C)........        151            13          10        1,061             98               11
Custodian fees.....................         64             7           7           45            311              502
Dividend expense for securities
  sold short.......................         --            --          --        5,183             --               --
Legal and audit fees...............         11             6           5           24             18               23
Trustees' fees and expenses........          2            --(a)       --(a)         6              6                9
Transfer agent fees................        211           235         113          487            244              226
Registration and filing fees.......         67            40          38           75             52               64
Printing and mailing costs.........         22             9           4           83             50               66
Other..............................         34             9           5           27            129               95
                                      --------      --------     -------     --------      ---------        ---------
Total expenses before waivers......      2,050           895         508       15,704          6,331           10,821
Less waivers.......................       (409)         (279)       (115)      (1,747)          (159)            (170)
Less reimbursement for legal
  matters..........................         (3)           --(a)       --(a)        (6)            (8)             (11)
                                      --------      --------     -------     --------      ---------        ---------
Net Expenses.......................      1,638           616         393       13,951          6,164           10,640
                                      --------      --------     -------     --------      ---------        ---------
Net Investment Income (Loss).......      1,013          (474)       (230)      (5,163)        10,431           12,207
                                      --------      --------     -------     --------      ---------        ---------
REALIZED/UNREALIZED GAINS (LOSSES)
  FROM INVESTMENTS, FUTURES,
  FOREIGN CURRENCY AND SECURITIES
  SOLD SHORT:
Net realized gains (losses) from
  investment transactions..........     12,928        (2,940)      1,334       21,116          3,496           39,870
Net realized gains (losses) on
  futures, foreign currency and
  securities sold short............       (160)           --          --           --          8,174            5,646
Net change in unrealized
  appreciation (depreciation) from
  investments, futures, foreign
  currency and securities sold
  short............................     41,390         9,134         130       19,167        185,084          182,898
                                      --------      --------     -------     --------      ---------        ---------
Net realized/unrealized gains
  (losses) on investments, futures,
  foreign currency and securities
  sold short.......................     54,158         6,194       1,464       40,283        196,754          228,414
                                      --------      --------     -------     --------      ---------        ---------
Change in net assets resulting from
  operations.......................   $ 55,171      $  5,720     $ 1,234     $ 35,120      $ 207,185        $ 240,621
                                      ========      ========     =======     ========      =========        =========

------------
(a) Amount is less than $1,000.

See notes to financial statements.

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                    SMALL CAP              SMALL CAP                 MID CAP
                                                   GROWTH FUND            VALUE FUND               GROWTH FUND
                                               -------------------   ---------------------   -----------------------
                                                   YEAR ENDED             YEAR ENDED               YEAR ENDED
                                                    JUNE 30,               JUNE 30,                 JUNE 30,
                                               -------------------   ---------------------   -----------------------
                                                 2004       2003        2004        2003        2004         2003
                                               --------   --------   ----------   --------   ----------   ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)...............  $ (3,710)  $ (2,375)  $    2,266   $  3,953   $  (15,441)  $  (10,976)
  Net realized gains (losses) from investment
    transactions.............................   104,437    (87,200)      99,855    (28,190)     154,549     (211,640)
  Net change in unrealized appreciation
    (depreciation) from investments..........    88,322     80,138      174,412    (33,549)     314,486      235,625
                                               --------   --------   ----------   --------   ----------   ----------
Change in net assets resulting from
  operations.................................   189,049     (9,437)     276,533    (57,786)     453,594       13,009
                                               --------   --------   ----------   --------   ----------   ----------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
  From net investment income.................        --         --       (2,142)    (3,531)          --           --
  From net realized gains....................        --         --           --    (29,161)          --           --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income.................        --         --         (133)      (342)          --           --
  From net realized gains....................        --         --           --     (4,434)          --           --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income.................        --         --           --        (13)          --           --
  From net realized gains....................        --         --           --     (1,417)          --           --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income.................        --         --           --        (14)          --           --
  From net realized gains....................        --         --           --     (1,662)          --           --
                                               --------   --------   ----------   --------   ----------   ----------
Change in net assets from shareholder
  distributions..............................        --         --       (2,275)   (40,574)          --           --
                                               --------   --------   ----------   --------   ----------   ----------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions...............................    43,312     87,738       34,567     62,921      (25,924)     198,730
                                               --------   --------   ----------   --------   ----------   ----------
Change in net assets.........................   232,361     78,301      308,825    (35,439)     427,670      211,739
NET ASSETS:
  Beginning of period........................   534,740    456,439      756,107    791,546    2,186,963    1,975,224
                                               --------   --------   ----------   --------   ----------   ----------
  End of period..............................  $767,101   $534,740   $1,064,932   $756,107   $2,614,633   $2,186,963
                                               ========   ========   ==========   ========   ==========   ==========

See notes to financial statements.

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                              MID CAP                   DIVERSIFIED                  LARGE CAP
                                             VALUE FUND                 MID CAP FUND                GROWTH FUND
                                      ------------------------    ------------------------    ------------------------
                                             YEAR ENDED                  YEAR ENDED                  YEAR ENDED
                                              JUNE 30,                    JUNE 30,                    JUNE 30,
                                      ------------------------    ------------------------    ------------------------
                                         2004          2003          2004          2003          2004          2003
                                      ----------    ----------    ----------    ----------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)......  $   10,230    $    7,605    $      601    $    2,082    $   (4,034)   $   (1,488)
  Net realized gains (losses) from
    investment transactions.........     104,968      (107,926)      132,509      (107,716)      272,420      (145,074)
  Net realized gains (losses) from
    options transactions............          --           507            --            --            --            --
  Net change in unrealized
    appreciation (depreciation) from
    investments.....................     330,093        14,450        79,845        71,749        32,189       166,261
                                      ----------    ----------    ----------    ----------    ----------    ----------
Change in net assets resulting from
  operations........................     445,291       (85,364)      212,955       (33,885)      300,575        19,699
                                      ----------    ----------    ----------    ----------    ----------    ----------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
  From net investment income........      (9,282)       (6,952)         (620)       (2,066)           --            --
  From net realized gains...........          --       (57,743)           --            --            --            --
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment income........        (797)         (577)           (5)          (43)           --            --
  From net realized gains...........          --        (7,981)           --            --            --            --
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
  From net realized gains...........          --        (3,392)           --            --            --            --
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
  From net realized gains...........          --          (592)           --            --            --            --
                                      ----------    ----------    ----------    ----------    ----------    ----------
Change in net assets from
  shareholder distributions.........     (10,079)      (77,237)         (625)       (2,109)           --            --
                                      ----------    ----------    ----------    ----------    ----------    ----------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions......................     (89,715)      181,013      (116,385)       10,413       (56,978)     (174,903)
                                      ----------    ----------    ----------    ----------    ----------    ----------
Change in net assets................     345,497        18,412        95,945       (25,581)      243,597      (155,204)
NET ASSETS:
  Beginning of period...............   1,520,222     1,501,810       977,659     1,003,240     2,041,466     2,196,670
                                      ----------    ----------    ----------    ----------    ----------    ----------
  End of period.....................  $1,865,719    $1,520,222    $1,073,604    $  977,659    $2,285,063    $2,041,466
                                      ==========    ==========    ==========    ==========    ==========    ==========

See notes to financial statements.

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                 LARGE CAP                   EQUITY                 DIVERSIFIED
                                                 VALUE FUND               INCOME FUND               EQUITY FUND
                                          ------------------------    --------------------    ------------------------
                                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
                                                  JUNE 30,                  JUNE 30,                  JUNE 30,
                                          ------------------------    --------------------    ------------------------
                                             2004          2003         2004        2003         2004          2003
                                          ----------    ----------    --------    --------    ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)..........  $   17,393    $   12,313    $  6,638    $  7,167    $   12,866    $   12,097
  Net realized gains (losses) from
    investments.........................      76,468      (154,657)     28,644       2,145       (35,465)      (80,588)
  Net change in unrealized appreciation
    (depreciation) from investments.....     167,570        94,512      34,593     (30,522)      276,112        55,195
                                          ----------    ----------    --------    --------    ----------    ----------
Change in net assets resulting from
  operations............................     261,431       (47,832)     69,875     (21,210)      253,513       (13,296)
                                          ----------    ----------    --------    --------    ----------    ----------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
  From net investment income............     (16,768)      (11,934)     (4,914)     (5,174)      (12,023)      (11,152)
  From net realized gains...............          --            --      (9,904)     (9,676)           --            --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income............        (556)         (293)     (1,109)     (1,270)         (732)         (861)
  From net realized gains...............          --            --      (2,437)     (2,709)           --            --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income............         (62)          (22)       (519)       (673)           --            --
  From net realized gains...............          --            --      (2,489)     (2,904)           --            --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income............         (13)           (5)        (28)        (16)           --            --
  From net realized gains...............          --            --        (145)        (47)           --            --
                                          ----------    ----------    --------    --------    ----------    ----------
Change in net assets from shareholder
  distributions.........................     (17,399)      (12,254)    (21,545)    (22,469)      (12,755)      (12,013)
                                          ----------    ----------    --------    --------    ----------    ----------
CAPITAL TRANSACTIONS:
Change in net assets from capital
  transactions..........................      78,928        69,264     (21,767)    (27,404)      (87,034)       32,755
                                          ----------    ----------    --------    --------    ----------    ----------
Change in net assets....................     322,960         9,178      26,563     (71,083)      153,724         7,446
NET ASSETS:
  Beginning of period...................   1,237,066     1,227,888     463,338     534,421     1,783,633     1,776,187
                                          ----------    ----------    --------    --------    ----------    ----------
  End of period.........................  $1,560,026    $1,237,066    $489,901    $463,338    $1,937,357    $1,783,633
                                          ==========    ==========    ========    ========    ==========    ==========

See notes to financial statements.

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

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                     BALANCED                   EQUITY               MARKET EXPANSION            TECHNOLOGY
                                       FUND                   INDEX FUND                INDEX FUND                  FUND
                               --------------------    ------------------------    --------------------    ----------------------
                                    YEAR ENDED                YEAR ENDED                YEAR ENDED               YEAR ENDED
                                     JUNE 30,                  JUNE 30,                  JUNE 30,                 JUNE 30,
                               --------------------    ------------------------    --------------------    ----------------------
                                 2004        2003         2004          2003         2004        2003         2004         2003
                               --------    --------    ----------    ----------    --------    --------    ----------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income
     (loss)..................  $  4,799    $  6,553    $   32,886    $   29,532    $  1,013    $    375     $  (474)     $   (345)
   Net realized gains
     (losses) from
     investments.............    (3,628)    (15,092)      (46,003)      (66,311)     12,928      (5,700)     (2,940)      (10,745)
   Net realized gains
     (losses) from futures
     transactions............        --          --         8,169          (218)       (160)         --          --            --
   Net change in unrealized
     appreciation
     (depreciation) from
     investments and
     futures.................    25,415      16,024       477,358        27,418      41,390      10,542       9,134        11,959
                               --------    --------    ----------    ----------    --------    --------     -------      --------
Change in net assets
 resulting from operations...    26,586       7,485       472,410        (9,579)     55,171       5,217       5,720           869
                               --------    --------    ----------    ----------    --------    --------     -------      --------
DISTRIBUTIONS TO CLASS I
 SHAREHOLDERS:
     From net investment
       income................      (882)     (1,272)      (25,610)      (22,859)       (928)       (345)         --            --
     From net realized
       gains.................        --          --            --            --          --        (110)         --            --
DISTRIBUTIONS TO CLASS A
 SHAREHOLDERS:
     From net investment
       income................    (2,072)     (2,399)       (5,248)       (4,705)        (77)        (28)         --            --
     From net realized
       gains.................        --          --            --            --          --         (27)         --            --
DISTRIBUTIONS TO CLASS B
 SHAREHOLDERS:
     From net investment
       income................    (2,060)     (2,971)       (1,308)       (1,466)         --          --          --            --
     From net realized
       gains.................        --          --            --            --          --         (25)         --            --
DISTRIBUTIONS TO CLASS C
 SHAREHOLDERS:
     From net investment
       income................       (63)        (54)         (449)         (433)         --          --          --            --
     From net realized
       gains.................        --          --            --            --          --         (16)         --            --
                               --------    --------    ----------    ----------    --------    --------     -------      --------
Change in net assets from
 shareholder distributions...    (5,077)     (6,696)      (32,615)      (29,463)     (1,005)       (551)         --            --
                               --------    --------    ----------    ----------    --------    --------     -------      --------
CAPITAL TRANSACTIONS:
Change in net assets from
 capital transactions........   (35,513)    (60,755)     (143,363)        4,718     120,798      79,264        (827)          300
                               --------    --------    ----------    ----------    --------    --------     -------      --------
Change in net assets.........   (14,004)    (59,966)      296,432       (34,324)    174,964      83,930       4,893         1,169
NET ASSETS:
 Beginning of period.........   339,797     399,763     2,609,930     2,644,254     153,891      69,961      29,761        28,592
                               --------    --------    ----------    ----------    --------    --------     -------      --------
 End of period...............  $325,793    $339,797    $2,906,362    $2,609,930    $328,855    $153,891     $34,654      $ 29,761
                               ========    ========    ==========    ==========    ========    ========     =======      ========

See notes to financial statements.

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

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                   HEALTH SCIENCES            MARKET NEUTRAL       INTERNATIONAL EQUITY         DIVERSIFIED
                                         FUND                      FUND                 INDEX FUND           INTERNATIONAL FUND
                               ------------------------    --------------------    --------------------    ----------------------
                                      YEAR ENDED                YEAR ENDED              YEAR ENDED               YEAR ENDED
                                       JUNE 30,                  JUNE 30,                JUNE 30,                 JUNE 30,
                               ------------------------    --------------------    --------------------    ----------------------
                                  2004          2003         2004      2003(A)       2004        2003         2004         2003
                               ----------    ----------    --------    --------    --------    --------    ----------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
   Net investment income
     (loss)..................   $  (230)      $  (125)     $ (5,163)   $    (85)   $ 10,431    $  8,373    $   12,207    $ 10,130
   Net realized gains
     (losses) from investment
     transactions............     1,334        (2,357)       21,116          --       3,496     (23,511)       39,870     (93,579)
   Net realized gains
     (losses) from options,
     futures, foreign
     currency and securities
     sold short
     transactions............        --             6            --          --       8,174      (2,073)        5,646      (4,789)
   Net change in unrealized
     appreciation
     (depreciation) from
     investments, options,
     futures, foreign
     currency and securities
     sold short..............       130         4,460        19,167       1,196     185,084     (16,306)      182,898      36,209
                                -------       -------      --------    --------    --------    --------    ----------    --------
Change in net assets
 resulting from operations...     1,234         1,984        35,120       1,111     207,185     (33,517)      240,621     (52,029)
                                -------       -------      --------    --------    --------    --------    ----------    --------
DISTRIBUTIONS TO CLASS I
 SHAREHOLDERS:
     From net investment
       income................        --            --            --          --      (7,815)     (1,723)       (8,379)     (2,343)
     From net realized
       gains.................        --            --        (1,013)         --          --          --            --          --
DISTRIBUTIONS TO CLASS A
 SHAREHOLDERS:
     From net investment
       income................        --            --            --          --        (320)        (51)         (167)        (40)
     From net realized
       gains.................        --            --          (116)         --          --          --            --          --
DISTRIBUTIONS TO CLASS B
 SHAREHOLDERS:
     From net investment
       income................        --            --            --          --         (43)         --           (11)         --
     From net realized
       gains.................        --            --           (52)         --          --          --            --          --
DISTRIBUTIONS TO CLASS C
 SHAREHOLDERS:
     From net investment
       income................        --            --            --          --         (43)         --            (4)         --
     From net realized
       gains.................        --            --          (221)         --          --          --            --          --
                                -------       -------      --------    --------    --------    --------    ----------    --------
Change in net assets from
 shareholder distributions...        --            --        (1,402)         --      (8,221)     (1,774)       (8,561)     (2,383)
                                -------       -------      --------    --------    --------    --------    ----------    --------
CAPITAL TRANSACTIONS:
Change in net assets from
 capital transactions........     5,074          (319)      637,717     287,363      57,067      22,936(b)     35,702      52,109(b)
                                -------       -------      --------    --------    --------    --------    ----------    --------
Change in net assets.........     6,308         1,665       671,435     288,474     256,031     (12,355)      267,762      (2,303)
NET ASSETS:
 Beginning of period.........    16,761        15,096       288,474          --     603,341     615,696       829,504     831,807
                                -------       -------      --------    --------    --------    --------    ----------    --------
 End of period...............   $23,069       $16,761      $959,909    $288,474    $859,372    $603,341    $1,097,266    $829,504
                                =======       =======      ========    ========    ========    ========    ==========    ========
------------
(a) Period from commencement
 of operations on May 23,
 2003
(b) Includes redemption fees
 collected of:...............   $    --       $    --      $     --    $     --    $     --    $    444    $       --    $    564
                                =======       =======      ========    ========    ========    ========    ==========    ========

See notes to financial statements.

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                           SMALL CAP               SMALL CAP                MID CAP
                                          GROWTH FUND              VALUE FUND             GROWTH FUND
                                      --------------------    --------------------    --------------------
                                           YEAR ENDED              YEAR ENDED              YEAR ENDED
                                            JUNE 30,                JUNE 30,                JUNE 30,
                                      --------------------    --------------------    --------------------
                                        2004        2003        2004        2003        2004        2003
                                      --------    --------    --------    --------    --------    --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued.......  $147,519    $140,969    $138,907    $183,776    $316,566    $417,720
  Dividends reinvested..............        --          --         443       8,506          --          --
  Cost of shares redeemed...........  (110,272)    (62,969)   (140,833)   (139,698)   (357,273)   (251,877)
                                      --------    --------    --------    --------    --------    --------
Change in net assets from Class I
  capital transactions..............  $ 37,247    $ 78,000    $ (1,483)   $ 52,584    $(40,707)   $165,843
                                      ========    ========    ========    ========    ========    ========
CLASS A SHARES:
  Proceeds from shares issued.......  $ 34,295    $120,550    $ 78,907    $ 41,582    $218,475    $653,670
  Dividends reinvested..............        --          --         146       3,974          --          --
  Cost of shares redeemed...........   (30,577)   (114,347)    (56,271)    (36,446)   (170,928)   (588,029)
                                      --------    --------    --------    --------    --------    --------
Change in net assets from Class A
  capital transactions..............  $  3,718    $  6,203    $ 22,782    $  9,110    $ 47,547    $ 65,641
                                      ========    ========    ========    ========    ========    ========
CLASS B SHARES:
  Proceeds from shares issued.......  $  6,306    $  6,725    $ 11,333    $  7,499    $ 17,086    $ 16,236
  Dividends reinvested..............        --          --          --       1,309          --          --
  Cost of shares redeemed...........    (6,667)     (6,390)     (8,560)     (7,165)    (47,102)    (51,229)
                                      --------    --------    --------    --------    --------    --------
Change in net assets from Class B
  capital transactions..............  $   (361)   $    335    $  2,773    $  1,643    $(30,016)   $(34,993)
                                      ========    ========    ========    ========    ========    ========
CLASS C SHARES:
  Proceeds from shares issued.......  $  4,878    $  4,038    $ 22,760    $  9,923    $ 17,764    $ 17,948
  Dividends reinvested..............        --          --          --       1,199          --          --
  Cost of shares redeemed...........    (2,170)       (838)    (12,265)    (11,538)    (20,512)    (15,709)
                                      --------    --------    --------    --------    --------    --------
Change in net assets from Class C
  capital transactions..............  $  2,708    $  3,200    $ 10,495    $   (416)   $ (2,748)   $  2,239
                                      ========    ========    ========    ========    ========    ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued............................    14,025      17,358       6,375      10,926      15,186      24,650
  Reinvested........................        --          --          21         503          --          --
  Redeemed..........................   (10,428)     (7,754)     (6,324)     (8,248)    (16,786)    (14,886)
                                      --------    --------    --------    --------    --------    --------
Change in Class I Shares............     3,597       9,604          72       3,181      (1,600)      9,764
                                      ========    ========    ========    ========    ========    ========
CLASS A SHARES:
  Issued............................     3,276      15,128       3,611       2,499      10,666      40,076
  Reinvested........................        --          --           7         240          --          --
  Redeemed..........................    (2,940)    (14,309)     (2,538)     (2,220)     (8,292)    (36,007)
                                      --------    --------    --------    --------    --------    --------
Change in Class A Shares............       336         819       1,080         519       2,374       4,069
                                      ========    ========    ========    ========    ========    ========
CLASS B SHARES:
  Issued............................       654         903         550         477         933       1,095
  Reinvested........................        --          --          --          83          --          --
  Redeemed..........................      (687)       (855)       (405)       (452)     (2,542)     (3,484)
                                      --------    --------    --------    --------    --------    --------
Change in Class B Shares............       (33)         48         145         108      (1,609)     (2,389)
                                      ========    ========    ========    ========    ========    ========
CLASS C SHARES:
  Issued............................       501         527       1,109         632         909       1,108
  Reinvested........................        --          --          --          76          --          --
  Redeemed..........................      (216)       (110)       (581)       (742)     (1,021)       (983)
                                      --------    --------    --------    --------    --------    --------
Change in Class C Shares............       285         417         528         (34)       (112)        125
                                      ========    ========    ========    ========    ========    ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                          MID CAP                 DIVERSIFIED                LARGE CAP
                                         VALUE FUND               MID CAP FUND              GROWTH FUND
                                   ----------------------    ----------------------    ----------------------
                                         YEAR ENDED                YEAR ENDED                YEAR ENDED
                                          JUNE 30,                  JUNE 30,                  JUNE 30,
                                   ----------------------    ----------------------    ----------------------
                                     2004         2003         2004         2003         2004         2003
                                   ---------    ---------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued....  $ 239,846    $ 358,854    $ 131,903    $ 217,695    $ 321,045    $ 390,507
  Dividends reinvested...........        863       11,798          113          178           --           --
  Cost of shares redeemed........   (333,199)    (206,497)    (233,758)    (184,998)    (292,441)    (493,567)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets from Class I
  capital transactions...........  $ (92,490)   $ 164,155    $(101,742)   $  32,875    $  28,604    $(103,060)
                                   =========    =========    =========    =========    =========    =========
CLASS A SHARES:
  Proceeds from shares issued....  $  87,983    $ 312,531    $  23,816    $ 245,367    $  68,460    $ 264,307
  Dividends reinvested...........        503        7,830            5           38           --           --
  Cost of shares redeemed........    (82,357)    (303,968)     (37,222)    (271,413)     (84,620)    (273,372)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets from Class A
  capital transactions...........  $   6,129    $  16,393    $ (13,401)   $ (26,008)   $ (16,160)   $  (9,065)
                                   =========    =========    =========    =========    =========    =========
CLASS B SHARES:
  Proceeds from shares issued....  $  10,737    $  15,031    $   2,815    $   3,972    $  16,500    $  20,254
  Dividends reinvested...........         --        3,239           --           --           --           --
  Cost of shares redeemed........    (14,220)     (24,236)      (3,930)      (2,970)     (82,689)     (81,402)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets from Class B
  capital transactions...........  $  (3,483)   $  (5,966)   $  (1,115)   $   1,002    $ (66,189)   $ (61,148)
                                   =========    =========    =========    =========    =========    =========
CLASS C SHARES:
  Proceeds from shares issued....  $   6,802    $  10,181    $   2,113    $   3,537    $   3,377    $   4,649
  Dividends reinvested...........         --          495           --           --           --           --
  Cost of shares redeemed........     (6,673)      (4,245)      (2,240)        (993)      (6,610)      (6,279)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets from Class C
  capital transactions...........  $     129    $   6,431    $    (127)   $   2,544    $  (3,233)   $  (1,630)
                                   =========    =========    =========    =========    =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued.........................     15,372       28,887        7,557       15,353       23,135       33,928
  Reinvested.....................         58          939            7           13           --           --
  Redeemed.......................    (20,713)     (16,391)     (13,075)     (13,198)     (20,953)     (44,100)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in Class I Shares.........     (5,283)      13,435       (5,511)       2,168        2,182      (10,172)
                                   =========    =========    =========    =========    =========    =========
CLASS A SHARES:
  Issued.........................      5,504       25,146        1,390       17,782        4,862       23,152
  Reinvested.....................         33          624           --            3           --           --
  Redeemed.......................     (5,209)     (24,404)      (2,139)     (19,665)      (5,944)     (24,018)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in Class A Shares.........        328        1,366         (749)      (1,880)      (1,082)        (866)
                                   =========    =========    =========    =========    =========    =========
CLASS B SHARES:
  Issued.........................        695        1,211          174          294        1,266        1,810
  Reinvested.....................         --          264           --           --           --           --
  Redeemed.......................       (919)      (1,970)        (230)        (223)      (6,263)      (7,497)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in Class B Shares.........       (224)        (495)         (56)          71       (4,997)      (5,687)
                                   =========    =========    =========    =========    =========    =========
CLASS C SHARES:
  Issued.........................        453          827          128          260          264          421
  Reinvested.....................         --           40           --           --           --           --
  Redeemed.......................       (426)        (343)        (131)         (73)        (506)        (581)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in Class C Shares.........         27          524           (3)         187         (242)        (160)
                                   =========    =========    =========    =========    =========    =========

See notes to financial statements.

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

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                           LARGE CAP                  EQUITY                DIVERSIFIED
                                           VALUE FUND              INCOME FUND              EQUITY FUND
                                     ----------------------    --------------------    ----------------------
                                           YEAR ENDED               YEAR ENDED               YEAR ENDED
                                            JUNE 30,                 JUNE 30,                 JUNE 30,
                                     ----------------------    --------------------    ----------------------
                                       2004         2003         2004        2003        2004         2003
                                     ---------    ---------    --------    --------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued......  $ 245,871    $ 249,263    $ 66,701    $ 59,393    $ 317,997    $ 337,888
  Dividends reinvested.............      4,410        3,378       8,041       1,667        3,925        2,203
  Cost of shares redeemed..........   (193,470)    (181,774)    (74,011)    (72,477)    (373,891)    (269,900)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in net assets from Class I
  capital transactions.............  $  56,811    $  70,867    $    731    $(11,417)   $ (51,969)   $  70,191
                                     =========    =========    ========    ========    =========    =========
CLASS A SHARES:
  Proceeds from shares issued......  $  41,478    $ 127,515    $ 28,923    $ 53,921    $  26,156    $ 214,497
  Dividends reinvested.............        384          228       3,131       3,592          661          709
  Cost of shares redeemed..........    (23,849)    (127,969)    (37,571)    (58,880)     (55,298)    (241,874)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in net assets from Class A
  capital transactions.............  $  18,013    $    (226)   $ (5,517)   $ (1,367)   $ (28,481)   $ (26,668)
                                     =========    =========    ========    ========    =========    =========
CLASS B SHARES:
  Proceeds from shares issued......  $  10,458    $   3,284    $  7,270    $  5,979    $   2,736    $   6,090
  Dividends reinvested.............         43           20       2,903       3,461           --           --
  Cost of shares redeemed..........     (6,947)      (5,482)    (28,351)    (25,111)      (5,620)     (16,627)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in net assets from Class B
  capital transactions.............  $   3,554    $  (2,178)   $(18,178)   $(15,671)   $  (2,884)   $ (10,537)
                                     =========    =========    ========    ========    =========    =========
CLASS C SHARES:
  Proceeds from shares issued......  $   2,713    $   2,345    $  3,045    $  1,713    $   1,327    $   5,895
  Dividends reinvested.............          8            4         153          56           --           --
  Cost of shares redeemed..........     (2,171)      (1,548)     (2,001)       (718)      (5,027)      (6,126)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in net assets from Class C
  capital transactions.............  $     550    $     801    $  1,197    $  1,051    $  (3,700)   $    (231)
                                     =========    =========    ========    ========    =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued...........................     18,330       22,631       4,141       4,216       28,461       35,996
  Reinvested.......................        333          312         516         119          360          243
  Redeemed.........................    (14,278)     (16,429)     (4,615)     (5,096)     (33,328)     (28,497)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in Class I Shares...........      4,385        6,514          42        (761)      (4,507)       7,742
                                     =========    =========    ========    ========    =========    =========
CLASS A SHARES:
  Issued...........................      3,099       12,026       1,808       3,968        2,357       23,974
  Reinvested.......................         28           21         201         256           61           78
  Redeemed.........................     (1,742)     (12,060)     (2,379)     (4,330)      (4,974)     (26,708)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in Class A Shares...........      1,385          (13)       (370)       (106)      (2,556)      (2,656)
                                     =========    =========    ========    ========    =========    =========
CLASS B SHARES:
  Issued...........................        789          297         461         422          257          666
  Reinvested.......................          3            2         187         248           --           --
  Redeemed.........................       (510)        (501)     (1,777)     (1,785)        (521)      (1,797)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in Class B Shares...........        282         (202)     (1,129)     (1,115)        (264)      (1,131)
                                     =========    =========    ========    ========    =========    =========
CLASS C SHARES:
  Issued...........................        201          213         195         121          124          643
  Reinvested.......................          1(a)       -(a)         10           4           --           --
  Redeemed.........................       (161)        (141)       (125)        (50)        (463)        (675)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in Class C Shares...........         41           72          80          75         (339)         (32)
                                     =========    =========    ========    ========    =========    =========

------------
(a) Amount is less than 1,000.
See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                     BALANCED                  EQUITY                   MARKET                  TECHNOLOGY
                                       FUND                  INDEX FUND             EXPANSION FUND                 FUND
                               --------------------    ----------------------    --------------------    ------------------------
                                                                                                                YEAR ENDED
                                    YEAR ENDED               YEAR ENDED               YEAR ENDED                 JUNE 30,
                                     JUNE 30,                 JUNE 30,                 JUNE 30,          ------------------------
                               --------------------    ----------------------    --------------------    ------------------------
                                 2004        2003        2004         2003         2004        2003         2004          2003
                               --------    --------    ---------    ---------    --------    --------    ----------    ----------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
 Proceeds from shares
   issued....................  $  4,726    $  4,266    $ 360,633    $ 389,802    $123,710    $100,230     $ 1,142       $ 4,123
 Dividends reinvested........       685         503       14,263       12,928         126          47          --            --
 Cost of shares redeemed.....   (24,018)    (20,798)    (456,222)    (314,806)    (26,745)    (33,195)     (1,475)       (3,135)
                               --------    --------    ---------    ---------    --------    --------     -------       -------
Change in net assets from
 Class I capital
 transactions................  $(18,607)   $(16,029)   $ (81,326)   $  87,924    $ 97,091    $ 67,082     $  (333)      $   988
                               ========    ========    =========    =========    ========    ========     =======       =======
CLASS A SHARES:
 Proceeds from shares
   issued....................  $ 29,906    $ 15,532    $ 136,682    $ 107,335    $ 25,135    $ 12,150     $ 5,576       $ 2,894
 Dividends reinvested........     1,971       2,274        4,960        4,496          47          42          --            --
 Cost of shares redeemed.....   (29,290)    (24,977)    (150,395)    (131,062)     (9,029)     (6,964)     (7,052)       (4,216)
                               --------    --------    ---------    ---------    --------    --------     -------       -------
Change in net assets from
 Class A capital
 transactions................  $  2,587    $ (7,171)   $  (8,753)   $ (19,231)   $ 16,153    $  5,228     $(1,476)      $(1,322)
                               ========    ========    =========    =========    ========    ========     =======       =======
CLASS B SHARES:
 Proceeds from shares
   issued....................  $ 16,530    $ 15,404    $  25,312    $  21,772    $  7,493    $  4,911     $ 3,590       $ 2,324
 Dividends reinvested........     2,035       2,979        1,362        1,297          --          19          --            --
 Cost of shares redeemed.....   (40,315)    (56,822)     (76,242)     (83,152)     (2,318)     (2,043)     (2,736)       (1,837)
                               --------    --------    ---------    ---------    --------    --------     -------       -------
Change in net assets from
 Class B capital
 transactions................  $(21,750)   $(38,439)   $ (49,568)   $ (60,083)   $  5,175    $  2,887     $   854       $   487
                               ========    ========    =========    =========    ========    ========     =======       =======
CLASS C SHARES:
 Proceeds from shares
   issued....................  $  4,357    $  2,340    $  24,183    $  23,422    $  7,741    $  5,509     $   963       $   385
 Dividends reinvested........        56          49          405          327          --           8          --            --
 Cost of shares redeemed.....    (2,156)     (1,505)     (28,304)     (27,641)     (5,362)     (1,450)       (835)         (238)
                               --------    --------    ---------    ---------    --------    --------     -------       -------
Change in net assets from
 Class C capital
 transactions................  $  2,257    $    884    $  (3,716)   $  (3,892)   $  2,379    $  4,067     $   128       $   147
                               ========    ========    =========    =========    ========    ========     =======       =======
SHARE TRANSACTIONS:
CLASS I SHARES:
 Issued......................       382         386       14,553       19,192      12,431      13,230         265         1,222
 Reinvested..................        56          45          600          654          13           6          --            --
 Redeemed....................    (1,945)     (1,881)     (18,455)     (15,389)     (2,718)     (4,508)       (337)         (953)
                               --------    --------    ---------    ---------    --------    --------     -------       -------
Change in Class I Shares.....    (1,507)     (1,450)      (3,302)       4,457       9,726       8,728         (72)          269
                               ========    ========    =========    =========    ========    ========     =======       =======
CLASS A SHARES:
 Issued......................     2,415       1,393        5,563        5,234       2,539       1,655       1,275           870
 Reinvested..................       161         205          206          224           5           6          --            --
 Redeemed....................    (2,369)     (2,261)      (6,104)      (6,469)       (902)       (956)     (1,616)       (1,300)
                               --------    --------    ---------    ---------    --------    --------     -------       -------
Change in Class A Shares.....       207        (663)        (335)      (1,011)      1,642         705        (341)         (430)
                               ========    ========    =========    =========    ========    ========     =======       =======
CLASS B SHARES:
 Issued......................     1,341       1,374        1,040        1,062         768         654         854           695
 Reinvested..................       166         268           57           66          --           3          --            --
 Redeemed....................    (3,243)     (5,134)      (3,079)      (4,137)       (236)       (279)       (647)         (576)
                               --------    --------    ---------    ---------    --------    --------     -------       -------
Change in Class B Shares.....    (1,736)     (3,492)      (1,982)      (3,009)        532         378         207           119
                               ========    ========    =========    =========    ========    ========     =======       =======
CLASS C SHARES:
 Issued......................       352         207          995        1,139         841         755         224           115
 Reinvested..................         5           4           17           17          --           1          --            --
 Redeemed....................      (174)       (133)      (1,142)      (1,372)       (555)       (199)       (200)          (73)
                               --------    --------    ---------    ---------    --------    --------     -------       -------
Change in Class C Shares.....       183          78         (130)        (216)        286         557          24            42
                               ========    ========    =========    =========    ========    ========     =======       =======

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                 HEALTH SCIENCES            MARKET NEUTRAL        INTERNATIONAL EQUITY          DIVERSIFIED
                                       FUND                      FUND                  INDEX FUND            INTERNATIONAL FUND
                             ------------------------    --------------------    ----------------------    ----------------------
                                                                                                                 YEAR ENDED
                                    YEAR ENDED                YEAR ENDED               YEAR ENDED                 JUNE 30,
                                     JUNE 30,                  JUNE 30,                 JUNE 30,           ----------------------
                             ------------------------    --------------------    ----------------------    ----------------------
                                2004          2003         2004      2003(A)       2004         2003         2004         2003
                             ----------    ----------    --------    --------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
 Proceeds from shares
   issued..................   $   247       $   295      $433,426    $196,046    $ 184,394    $ 162,303    $ 152,115    $ 232,507
 Dividends reinvested......        --            --           904          --        1,766          405        2,373          675
 Cost of shares redeemed...       (55)         (393)      (25,294)       (239)    (133,400)    (133,411)    (136,454)    (168,801)
                              -------       -------      --------    --------    ---------    ---------    ---------    ---------
Change in net assets from
 Class I capital
 transactions..............   $   192       $   (98)     $409,036    $195,807    $  52,760    $  29,297    $  18,034    $  64,381
                              =======       =======      ========    ========    =========    =========    =========    =========
CLASS A SHARES:
 Proceeds from shares
   issued..................   $ 5,913       $ 1,616      $104,945    $ 25,640    $  18,507    $ 101,273    $  22,618    $ 120,463
 Dividends reinvested......        --            --            60          --          273           43          133           32
 Cost of shares redeemed...    (3,233)       (2,011)      (18,957)       (285)     (14,512)    (105,200)     (10,533)    (131,000)
                              -------       -------      --------    --------    ---------    ---------    ---------    ---------
Change in net assets from
 Class A capital
 transactions..............   $ 2,680       $  (395)     $ 86,048    $ 25,355    $   4,268    $  (3,884)   $  12,218    $ (10,505)
                              =======       =======      ========    ========    =========    =========    =========    =========
CLASS B SHARES:
 Proceeds from shares
   issued..................   $ 3,203       $ 1,651      $ 17,386    $ 12,421    $   2,390    $     700    $   5,960    $     899
 Dividends reinvested......        --            --            24          --           42           --           11           --
 Cost of shares redeemed...    (1,472)       (1,509)       (1,617)        (79)      (2,963)      (2,635)      (1,555)      (2,508)
                              -------       -------      --------    --------    ---------    ---------    ---------    ---------
Change in net assets from
 Class B capital
 transactions..............   $ 1,731       $   142      $ 15,793    $ 12,342    $    (531)   $  (1,935)   $   4,416    $  (1,609)
                              =======       =======      ========    ========    =========    =========    =========    =========
CLASS C SHARES:
 Proceeds from shares
   issued..................   $   827       $   151      $136,713    $ 53,898    $   4,890    $   1,543    $   1,584    $     138
 Dividends reinvested......        --            --            99          --           41           --            4           --
 Cost of shares redeemed...      (356)         (119)       (9,972)        (39)      (4,361)      (2,085)        (554)        (296)
                              -------       -------      --------    --------    ---------    ---------    ---------    ---------
Change in net assets from
 Class C capital
 transactions..............   $   471       $    32      $126,840    $ 53,859    $     570    $    (542)   $   1,034    $    (158)
                              =======       =======      ========    ========    =========    =========    =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
 Issued....................        23            34        41,984      19,575       11,382       13,598       11,691       23,078
 Reinvested................        --            --            88          --          105           34          173           67
 Redeemed..................        (5)          (45)       (2,427)        (24)      (8,478)     (11,111)     (10,521)     (16,747)
                              -------       -------      --------    --------    ---------    ---------    ---------    ---------
Change in Class I Shares...        18           (11)       39,645      19,551        3,009        2,521        1,343        6,398
                              =======       =======      ========    ========    =========    =========    =========    =========
CLASS A SHARES:
 Issued....................       556           179        10,110       2,565        1,153        8,396        1,684       11,768
 Reinvested................        --            --             6          --           16            4           10            3
 Redeemed..................      (307)         (237)       (1,837)        (29)        (909)      (8,615)        (796)     (12,658)
                              -------       -------      --------    --------    ---------    ---------    ---------    ---------
Change in Class A Shares...       249           (58)        8,279       2,536          260         (215)         898         (887)
                              =======       =======      ========    ========    =========    =========    =========    =========
CLASS B SHARES:
 Issued....................       310           190         1,697       1,242          157           60          483           94
 Reinvested................        --            --             2          --            3           --            1           --
 Redeemed..................      (143)         (183)         (157)         (8)        (194)        (231)        (129)        (278)
                              -------       -------      --------    --------    ---------    ---------    ---------    ---------
Change in Class B Shares...       167             7         1,542       1,234          (34)        (171)         355         (184)
                              =======       =======      ========    ========    =========    =========    =========    =========
CLASS C SHARES:
 Issued....................        81            17        13,254       5,390          314          130          135           15
 Reinvested................        --            --            10          --            3           --           --(b)        --
 Redeemed..................       (34)          (14)         (968)         (4)        (273)        (176)         (48)         (33)
                              -------       -------      --------    --------    ---------    ---------    ---------    ---------
Change in Class C Shares...        47             3        12,296       5,386           44          (46)          87          (18)
                              =======       =======      ========    ========    =========    =========    =========    =========

------------

(a) Period from commencement of operations on May 23, 2003.
(b) Amount less than $1,000.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

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

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--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT ACTIVITIES:
                                                      ---------------------------
                                                                    NET REALIZED
                                          NET ASSET      NET       AND UNREALIZED
                                           VALUE,     INVESTMENT       GAINS        TOTAL FROM
                                          BEGINNING     INCOME     (LOSSES) FROM    INVESTMENT
                                          OF PERIOD     (LOSS)      INVESTMENTS     ACTIVITIES
                                          ---------   ----------   --------------   ----------

SMALL CAP GROWTH FUND (CLASS I)
 Year Ended June 30, 2004...............   $ 8.87       $(0.05)        $ 3.09         $ 3.04
 Year Ended June 30, 2003...............     9.23        (0.03)         (0.33)         (0.36)
 Year Ended June 30, 2002...............    10.47        (0.05)         (1.19)         (1.24)
 Year Ended June 30, 2001...............    12.97        (0.06)         (1.05)         (1.11)
 Year Ended June 30, 2000...............    10.62        (0.03)          3.26           3.23

SMALL CAP VALUE FUND (CLASS I)
 Year Ended June 30, 2004...............    18.40         0.08           6.45           6.53
 Year Ended June 30, 2003...............    21.19         0.11          (1.81)         (1.70)
 Year Ended June 30, 2002...............    19.53         0.14           2.78           2.92
 Year Ended June 30, 2001...............    13.74         0.22           5.79           6.01
 Year Ended June 30, 2000...............    14.26         0.13          (0.53)         (0.40)

MID CAP GROWTH FUND (CLASS I)
 Year Ended June 30, 2004...............    18.66        (0.10)          3.94           3.84
 Year Ended June 30, 2003...............    18.70        (0.06)          0.02          (0.04)
 Year Ended June 30, 2002...............    22.13        (0.11)         (3.25)         (3.36)
 Year Ended June 30, 2001...............    29.73        (0.15)         (3.13)         (3.28)
 Year Ended June 30, 2000...............    25.32        (0.10)          8.59           8.49

MID CAP VALUE FUND (CLASS I)
 Year Ended June 30, 2004...............    13.48         0.10           3.86           3.96
 Year Ended June 30, 2003...............    15.33         0.08          (1.14)         (1.06)
 Year Ended June 30, 2002...............    16.74         0.08          (0.05)          0.03
 Year Ended June 30, 2001...............    13.44         0.12           3.98           4.10
 Year Ended June 30, 2000...............    14.88         0.12          (0.14)         (0.02)

DIVERSIFIED MID CAP FUND (CLASS I)
 Year Ended June 30, 2004...............    15.51         0.02           3.41           3.43
 Year Ended June 30, 2003...............    16.06         0.04          (0.55)         (0.51)
 Year Ended June 30, 2002...............    18.46         0.03          (1.53)         (1.50)
 Year Ended June 30, 2001...............    21.69         0.02           1.33           1.35
 Year Ended June 30, 2000...............    22.10         0.06           2.59           2.65

LARGE CAP GROWTH FUND (CLASS I)
 Year Ended June 30, 2004...............    12.67           --           1.89           1.89
 Year Ended June 30, 2003...............    12.33         0.01           0.33           0.34
 Year Ended June 30, 2002...............    17.12        (0.02)         (4.77)         (4.79)
 Year Ended June 30, 2001...............    26.68        (0.08)         (8.58)         (8.66)
 Year Ended June 30, 2000...............    26.15        (0.03)          3.90           3.87

LARGE CAP VALUE FUND (CLASS I)
 Year Ended June 30, 2004...............    12.06         0.17           2.30           2.47
 Year Ended June 30, 2003...............    12.77         0.12          (0.71)         (0.59)
 Year Ended June 30, 2002...............    16.16         0.09          (3.22)         (3.13)
 Year Ended June 30, 2001...............    15.50         0.11           1.05           1.16
 Year Ended June 30, 2000...............    18.09         0.13          (1.10)         (0.97)

EQUITY INCOME FUND (CLASS I)
 Year Ended June 30, 2004...............    15.06         0.25           2.13           2.38
 Year Ended June 30, 2003...............    16.36         0.26          (0.82)         (0.56)
 Year Ended June 30, 2002...............    19.42         0.25          (2.01)         (1.76)
 Year Ended June 30, 2001...............    21.25         0.26           0.68           0.94
 Year Ended June 30, 2000...............    24.50         0.33          (2.32)         (1.99)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See Notes To Financial Statements

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

--------------------------------------------------------------------------------

                                                                                                      RATIOS/SUPPLEMENTARY DATA:
                                                                                                      ------------------------
                                                    DISTRIBUTIONS:
                                         -------------------------------------   NET ASSET            NET ASSETS,    RATIO OF
                                            NET         NET                       VALUE,                  END        EXPENSES
                                         INVESTMENT   REALIZED       TOTAL          END      TOTAL     OF PERIOD    TO AVERAGE
                                           INCOME      GAINS     DISTRIBUTIONS   OF PERIOD   RETURN     (000'S)     NET ASSETS
                                         ----------   --------   -------------   ---------   ------   -----------   ----------

SMALL CAP GROWTH FUND (CLASS I)
  Year Ended June 30, 2004..............   $   --      $   --       $   --        $11.91     34.27%    $643,958        0.99%
  Year Ended June 30, 2003..............       --          --           --          8.87     (3.90)     447,634        1.03
  Year Ended June 30, 2002..............       --          --           --          9.23     (11.84)    376,910        1.05
  Year Ended June 30, 2001..............       --       (1.39)       (1.39)        10.47     (9.00)     274,544        1.04
  Year Ended June 30, 2000..............       --       (0.88)       (0.88)        12.97     32.26      253,626        1.05

SMALL CAP VALUE FUND (CLASS I)
  Year Ended June 30, 2004..............    (0.06)         --        (0.06)        24.87     35.55      819,264        0.98
  Year Ended June 30, 2003..............    (0.11)      (0.98)       (1.09)        18.40     (7.50)     604,837        1.00
  Year Ended June 30, 2002..............    (0.14)      (1.12)       (1.26)        21.19     15.76      629,011        0.99
  Year Ended June 30, 2001..............    (0.22)         --        (0.22)        19.53     43.98      321,689        0.96
  Year Ended June 30, 2000..............    (0.12)         --        (0.12)        13.74     (2.78)     179,923        0.93

MID CAP GROWTH FUND (CLASS I)
  Year Ended June 30, 2004..............       --          --           --         22.50     20.58    1,764,404        0.97
  Year Ended June 30, 2003..............       --          --           --         18.66     (0.21)   1,493,114        0.99
  Year Ended June 30, 2002..............       --       (0.07)       (0.07)        18.70     (15.20)  1,313,208        0.99
  Year Ended June 30, 2001..............       --       (4.32)       (4.32)        22.13     (13.54)  1,418,647        0.99
  Year Ended June 30, 2000..............       --       (4.08)       (4.08)        29.73     36.65    1,624,824        0.99

MID CAP VALUE (CLASS I)
  Year Ended June 30, 2004..............    (0.10)         --        (0.10)        17.34     29.43    1,541,179        0.94
  Year Ended June 30, 2003..............    (0.08)      (0.71)       (0.79)        13.48     (6.48)   1,269,438        0.99
  Year Ended June 30, 2002..............    (0.08)      (1.36)       (1.44)        15.33      0.24    1,237,701        0.97
  Year Ended June 30, 2001..............    (0.12)      (0.68)       (0.80)        16.74     31.55    1,180,092        0.96
  Year Ended June 30, 2000..............    (0.12)      (1.30)       (1.42)        13.44      0.38      963,410        0.97

DIVERSIFIED MID CAP FUND (CLASS I)
  Year Ended June 30, 2004..............    (0.01)         --        (0.01)        18.93     22.13      922,414        0.95
  Year Ended June 30, 2003..............    (0.04)         --        (0.04)        15.51     (3.16)     841,092        0.96
  Year Ended June 30, 2002..............    (0.02)      (0.88)       (0.90)        16.06     (8.35)     835,901        0.97
  Year Ended June 30, 2001..............    (0.03)      (4.55)       (4.58)        18.46      6.13      890,096        0.93
  Year Ended June 30, 2000..............    (0.05)      (3.01)       (3.06)        21.69     14.03      832,959        0.86

LARGE CAP GROWTH FUND (CLASS I)
  Year Ended June 30, 2004..............       --          --           --         14.56     14.92    1,702,190        0.99
  Year Ended June 30, 2003..............       --          --           --         12.67      2.76    1,453,774        0.99
  Year Ended June 30, 2002..............       --          --           --         12.33     (27.98)  1,540,526        0.97
  Year Ended June 30, 2001..............       --       (0.90)       (0.90)        17.12     (33.56)  2,059,004        0.93
  Year Ended June 30, 2000..............       --       (3.34)       (3.34)        26.68     15.30    3,118,107        0.94

LARGE CAP VALUE FUND (CLASS I)
  Year Ended June 30, 2004..............    (0.17)         --        (0.17)        14.36     20.52    1,462,956        0.93
  Year Ended June 30, 2003..............    (0.12)         --        (0.12)        12.06     (4.46)   1,176,240        0.97
  Year Ended June 30, 2002..............    (0.09)      (0.17)       (0.26)        12.77     (19.53)  1,161,684        0.98
  Year Ended June 30, 2001..............    (0.11)      (0.39)       (0.50)        16.16      7.54    1,544,504        0.96
  Year Ended June 30, 2000..............    (0.13)      (1.49)       (1.62)        15.50     (5.64)   1,474,666        0.96

EQUITY INCOME FUND (CLASS I)
  Year Ended June 30, 2004..............    (0.25)      (0.52)       (0.77)        16.67     16.22      326,818        0.99
  Year Ended June 30, 2003..............    (0.26)      (0.48)       (0.74)        15.06     (3.06)     294,638        0.99
  Year Ended June 30, 2002..............    (0.24)      (1.06)       (1.30)        16.36     (9.64)     332,490        0.99
  Year Ended June 30, 2001..............    (0.25)      (2.52)       (2.77)        19.42      4.26      439,755        0.98
  Year Ended June 30, 2000..............    (0.32)      (0.94)       (1.26)        21.25     (8.34)     584,810        0.91

                                                  RATIOS/SUPPLEMENTARY DATA:
                                          -----------------------------------------------
                                             RATIO OF         RATIO OF
                                          NET INVESTMENT      EXPENSES
                                            INCOME TO        TO AVERAGE
                                             AVERAGE           ASSETS         PORTFOLIO
                                            NET ASSETS     WITHOUT WAIVERS   TURNOVER (A)
                                          --------------   ---------------   ------------
SMALL CAP GROWTH FUND (CLASS I)
  Year Ended June 30, 2004..............      (0.47)%           0.99%            62.46%
  Year Ended June 30, 2003..............      (0.45)            1.04             94.54
  Year Ended June 30, 2002..............      (0.65)            1.06            119.33
  Year Ended June 30, 2001..............      (0.59)            1.05            157.71
  Year Ended June 30, 2000..............      (0.23)            1.06            163.03
SMALL CAP VALUE FUND (CLASS I)
  Year Ended June 30, 2004..............       0.36             1.00             40.60
  Year Ended June 30, 2003..............       0.70             1.02             45.70
  Year Ended June 30, 2002..............       0.73             1.01             39.91
  Year Ended June 30, 2001..............       1.33             0.99             74.81
  Year Ended June 30, 2000..............       0.83             1.05            146.46
MID CAP GROWTH FUND (CLASS I)
  Year Ended June 30, 2004..............      (0.44)            0.98             47.66
  Year Ended June 30, 2003..............      (0.40)            1.06             70.87
  Year Ended June 30, 2002..............      (0.57)            1.07             83.02
  Year Ended June 30, 2001..............      (0.60)            1.02            127.02
  Year Ended June 30, 2000..............      (0.38)            0.99            181.78
MID CAP VALUE (CLASS I)
  Year Ended June 30, 2004..............       0.65             0.96             23.90
  Year Ended June 30, 2003..............       0.65             1.00             99.39
  Year Ended June 30, 2002..............       0.57             0.98            101.29
  Year Ended June 30, 2001..............       0.77             0.97            127.06
  Year Ended June 30, 2000..............       0.93             0.99            110.43
DIVERSIFIED MID CAP FUND (CLASS I)
  Year Ended June 30, 2004..............       0.10             0.96             73.00
  Year Ended June 30, 2003..............       0.29             0.98             48.94
  Year Ended June 30, 2002..............       0.15             0.99             37.08
  Year Ended June 30, 2001..............       0.19             0.97             59.45
  Year Ended June 30, 2000..............       0.24             1.00             70.01
LARGE CAP GROWTH FUND (CLASS I)
  Year Ended June 30, 2004..............       0.00             1.01             46.12
  Year Ended June 30, 2003..............       0.13             1.13             60.12
  Year Ended June 30, 2002..............      (0.13)            1.07             69.07
  Year Ended June 30, 2001..............      (0.38)            1.00             73.36
  Year Ended June 30, 2000..............       0.12             0.94            123.21
LARGE CAP VALUE FUND (CLASS I)
  Year Ended June 30, 2004..............       1.24             0.95             32.36
  Year Ended June 30, 2003..............       1.14             0.98             84.63
  Year Ended June 30, 2002..............       0.67             0.99            125.65
  Year Ended June 30, 2001..............       0.69             0.96            127.66
  Year Ended June 30, 2000..............       0.82             0.96            131.95
EQUITY INCOME FUND (CLASS I)
  Year Ended June 30, 2004..............       1.61             1.01             14.75
  Year Ended June 30, 2003..............       1.84             1.02             16.80
  Year Ended June 30, 2002..............       1.39             1.01             17.03
  Year Ended June 30, 2001..............       1.25             1.00             13.44
  Year Ended June 30, 2000..............       1.44             1.01             15.82

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 134

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT ACTIVITIES:
                                                      ---------------------------
                                                                    NET REALIZED      REDEMPTION        CAPITAL
                                          NET ASSET      NET       AND UNREALIZED   FEES COLLECTED   CONTRIBUTIONS
                                           VALUE,     INVESTMENT       GAINS             FROM            FROM        TOTAL FROM
                                          BEGINNING     INCOME     (LOSSES) FROM    REDEMPTION OF     INVESTMENT     INVESTMENT
                                          OF PERIOD     (LOSS)      INVESTMENTS      FUND SHARES      ACTIVITIES     ACTIVITIES
                                          ---------   ----------   --------------   --------------   -------------   ----------
DIVERSIFIED EQUITY FUND (CLASS I)
 Year Ended June 30, 2004...............   $10.26       $ 0.08         $ 1.40           $  --            $  --         $ 1.48
 Year Ended June 30, 2003...............    10.46         0.07          (0.20)             --               --          (0.13)
 Year Ended June 30, 2002...............    12.95         0.05          (2.45)             --               --          (2.40)
 Year Ended June 30, 2001...............    15.05         0.03          (1.86)             --               --          (1.83)
 Year Ended June 30, 2000...............    15.19         0.03           0.72              --               --           0.75

BALANCED FUND (CLASS I)
 Year Ended June 30, 2004...............    11.81         0.24           0.79              --               --           1.03
 Year Ended June 30, 2003...............    11.65         0.29           0.16              --               --           0.45
 Year Ended June 30, 2002...............    13.14         0.32          (1.49)             --               --          (1.17)
 Year Ended June 30, 2001...............    13.99         0.36          (0.86)             --               --          (0.50)
 Year Ended June 30, 2000...............    14.13         0.40           0.38              --               --           0.78

EQUITY INDEX FUND (CLASS I)
 Year Ended June 30, 2004...............    22.26         0.34           3.80              --               --           4.14
 Year Ended June 30, 2003...............    22.60         0.30          (0.34)             --               --          (0.04)
 Year Ended June 30, 2002...............    27.96         0.28          (5.36)             --               --          (5.08)
 Year Ended June 30, 2001...............    33.21         0.27          (5.26)             --               --          (4.99)
 Year Ended June 30, 2000...............    31.79         0.31           1.86              --               --           2.17

MARKET EXPANSION INDEX FUND (CLASS I)
 Year Ended June 30, 2004...............     8.33         0.06           2.40              --               --           2.46
 Year Ended June 30, 2003...............     8.60         0.03          (0.25)             --               --          (0.22)
 Year Ended June 30, 2002...............     8.82         0.04          (0.19)             --               --          (0.15)
 Year Ended June 30, 2001...............     9.07         0.06           0.70              --               --           0.76
 Year Ended June 30, 2000...............    10.63         0.07           1.15              --             0.02           1.24

TECHNOLOGY FUND (CLASS I)
 Year Ended June 30, 2004...............     3.74        (0.04)          0.78              --               --           0.74
 Year Ended June 30, 2003...............     3.58        (0.03)          0.19              --               --           0.16
 Year Ended June 30, 2002...............     5.91        (0.05)         (2.28)             --               --          (2.33)
 July 28, 2000 to June 30, 2001 (b).....    10.00        (0.04)         (4.05)             --               --          (4.09)

HEALTH SCIENCES FUND (CLASS I)
 Year Ended June 30, 2004...............    10.24        (0.05)          0.79              --               --           0.74
 Year Ended June 30, 2003...............     8.88        (0.04)          1.40              --               --           1.36
 Year Ended June 30, 2002...............    11.71        (0.19)         (2.60)             --               --          (2.79)
 March 23, 2001 to June 30, 2001 (b)....    10.00        (0.02)          1.73              --               --           1.71

MARKET NEUTRAL FUND (CLASS I)
 Year Ended June 30, 2004...............    10.05        (0.04)          0.66              --               --           0.62
 May 23, 2003 to June 30, 2003 (b)......    10.00           --(e)        0.05              --               --           0.05

INTERNATIONAL EQUITY INDEX FUND (CLASS I)
 Year Ended June 30, 2004...............    13.19         0.22           4.31              --               --           4.53
 Year Ended June 30, 2003...............    14.10         0.19          (1.07)           0.01               --          (0.87)
 Year Ended June 30, 2002...............    16.08         0.13          (1.99)             --               --          (1.86)
 Year Ended June 30, 2001...............    21.65         0.22          (5.55)             --               --          (5.33)
 Year Ended June 30, 2000...............    18.63         0.14           3.22              --               --           3.36

DIVERSIFIED INTERNATIONAL FUND (CLASS I)
 Year Ended June 30, 2004...............    11.00         0.16           3.01              --               --           3.17
 Year Ended June 30, 2003...............    11.87         0.13          (0.98)           0.01               --          (0.84)
 Year Ended June 30, 2002...............    13.14        (0.02)         (1.13)             --               --          (1.15)
 Year Ended June 30, 2001...............    17.97         0.16          (4.60)             --               --          (4.44)
 Year Ended June 30, 2000...............    15.13         0.11           3.06              --               --           3.17

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Amount is less than $0.01.

(f) Excludes dividend expense for securities sold short. Dividend expense was 0.88% and 0.98% of average net assets for the periods ended June 30, 2004, and 2003, respectively.

See Notes To Financial Statements

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

--------------------------------------------------------------------------------

                                                                                                      RATIOS/SUPPLEMENTARY DATA:
                                                                                                      ------------------------
                                                    DISTRIBUTIONS:
                                         -------------------------------------   NET ASSET            NET ASSETS,    RATIO OF
                                            NET         NET                       VALUE,                  END        EXPENSES
                                         INVESTMENT   REALIZED       TOTAL          END      TOTAL     OF PERIOD    TO AVERAGE
                                           INCOME      GAINS     DISTRIBUTIONS   OF PERIOD   RETURN     (000'S)     NET ASSETS
                                         ----------   --------   -------------   ---------   ------   -----------   ----------

DIVERSIFIED EQUITY FUND (CLASS I)
  Year Ended June 30, 2004..............    (0.08)         --        (0.08)       $11.66     14.44%   $1,742,208       0.93%
  Year Ended June 30, 2003..............    (0.07)         --        (0.07)        10.26     (1.12)    1,579,667       0.98
  Year Ended June 30, 2002..............    (0.05)      (0.04)       (0.09)        10.46     (18.61)   1,528,790       0.98
  Year Ended June 30, 2001..............    (0.03)      (0.24)       (0.27)        12.95     (12.37)   1,742,023       0.95
  Year Ended June 30, 2000..............    (0.02)      (0.87)       (0.89)        15.05      5.23     1,895,968       0.95

BALANCED FUND (CLASS I)
  Year Ended June 30, 2004..............    (0.26)         --        (0.26)        12.58      8.80        28,045       0.89
  Year Ended June 30, 2003..............    (0.29)         --        (0.29)        11.81      4.06        44,153       0.89
  Year Ended June 30, 2002..............    (0.32)         --        (0.32)        11.65     (9.05)       60,442       0.89
  Year Ended June 30, 2001..............    (0.35)         --        (0.35)        13.14     (3.61)       84,588       0.89
  Year Ended June 30, 2000..............    (0.39)      (0.53)       (0.92)        13.99      5.74       139,496       0.88

EQUITY INDEX FUND (CLASS I)
  Year Ended June 30, 2004..............    (0.34)         --        (0.34)        26.06     18.67     1,948,823       0.35
  Year Ended June 30, 2003..............    (0.30)         --        (0.30)        22.26     (0.03)    1,737,838       0.35
  Year Ended June 30, 2002..............    (0.28)         --        (0.28)        22.60     (18.24)   1,663,601       0.35
  Year Ended June 30, 2001..............    (0.26)         --        (0.26)        27.96     (15.05)   1,742,852       0.35
  Year Ended June 30, 2000..............    (0.30)      (0.45)       (0.75)        33.21      6.86     1,987,505       0.35

MARKET EXPANSION INDEX FUND (CLASS I)
  Year Ended June 30, 2004..............    (0.05)         --        (0.05)        10.74     29.54       250,765       0.52
  Year Ended June 30, 2003..............    (0.03)      (0.02)       (0.05)         8.33     (2.46)      113,512       0.57
  Year Ended June 30, 2002..............    (0.03)      (0.04)       (0.07)         8.60     (1.78)       42,115       0.57
  Year Ended June 30, 2001..............    (0.05)      (0.96)       (1.01)         8.82      8.84        31,337       0.57
  Year Ended June 30, 2000..............    (0.07)      (2.73)       (2.80)         9.07     14.30        28,699       0.57

TECHNOLOGY FUND (CLASS I)
  Year Ended June 30, 2004..............       --          --           --          4.48     19.79         4,040       1.30
  Year Ended June 30, 2003..............       --          --           --          3.74      4.47         3,647       1.30
  Year Ended June 30, 2002..............       --          --           --          3.58     (39.42)       2,524       1.30
  July 28, 2000 to June 30, 2001(b).....       --          --           --          5.91     40.90(c)      3,509       1.30(d)

HEALTH SCIENCES FUND (CLASS I)
  Year Ended June 30, 2004..............       --          --           --         10.98      7.23           413       1.35
  Year Ended June 30, 2003..............       --          --           --         10.24     15.32           202       1.35
  Year Ended June 30, 2002..............       --       (0.04)       (0.04)         8.88     (23.92)         276       1.35
  March 23, 2001 to June 30, 2001 (b)...       --          --           --         11.71     17.10(c)      1,080       1.35(d)

MARKET NEUTRAL FUND (CLASS I)
  Year Ended June 30, 2004..............       --       (0.03)       (0.03)        10.64      6.13       629,820       1.25(f)
  May 23, 2003 to June 30, 2003 (b).....       --          --           --         10.05      0.50(c)    196,513       1.25(d)(f)

INTERNATIONAL EQUITY INDEX FUND (CLASS
 I)
  Year Ended June 30, 2004..............    (0.19)         --        (0.19)        17.53     34.38       798,323       0.80
  Year Ended June 30, 2003..............    (0.04)         --        (0.04)        13.19     (6.12)      560,910       0.84
  Year Ended June 30, 2002..............    (0.12)         --        (0.12)        14.10     (11.55)     564,207       0.87
  Year Ended June 30, 2001..............    (0.19)      (0.05)       (0.24)        16.08     (24.77)     639,028       0.83
  Year Ended June 30, 2000..............    (0.05)      (0.29)       (0.34)        21.65     18.09       795,657       0.86

DIVERSIFIED INTERNATIONAL FUND (CLASS I)
  Year Ended June 30, 2004..............    (0.11)         --        (0.11)        14.06     28.88     1,050,794       1.04
  Year Ended June 30, 2003..............    (0.03)         --        (0.03)        11.00     (7.02)      807,349       1.08
  Year Ended June 30, 2002..............    (0.12)         --        (0.12)        11.87     (8.75)      795,180       1.05
  Year Ended June 30, 2001..............    (0.09)      (0.30)       (0.39)        13.14     (25.13)     790,431       1.05
  Year Ended June 30, 2000..............    (0.15)      (0.18)       (0.33)        17.97     20.97       851,758       1.05

                                                  RATIOS/SUPPLEMENTARY DATA:
                                          -----------------------------------------------
                                             RATIO OF         RATIO OF
                                          NET INVESTMENT      EXPENSES
                                            INCOME TO        TO AVERAGE
                                             AVERAGE           ASSETS         PORTFOLIO
                                            NET ASSETS     WITHOUT WAIVERS   TURNOVER (A)
                                          --------------   ---------------   ------------
DIVERSIFIED EQUITY FUND (CLASS I)
  Year Ended June 30, 2004..............       0.72%            0.94%            26.55%
  Year Ended June 30, 2003..............       0.79             0.99             26.95
  Year Ended June 30, 2002..............       0.46             0.99             14.29
  Year Ended June 30, 2001..............       0.26             0.96             21.92
  Year Ended June 30, 2000..............       0.20             0.95             37.98
BALANCED FUND (CLASS I)
  Year Ended June 30, 2004..............       2.03             1.04             33.28
  Year Ended June 30, 2003..............       2.57             1.04             26.30
  Year Ended June 30, 2002..............       2.52             1.04             24.92
  Year Ended June 30, 2001..............       2.56             1.01             37.61
  Year Ended June 30, 2000..............       2.81             0.98             57.08
EQUITY INDEX FUND (CLASS I)
  Year Ended June 30, 2004..............       1.37             0.54              4.65
  Year Ended June 30, 2003..............       1.46             0.60              6.74
  Year Ended June 30, 2002..............       1.10             0.60              6.68
  Year Ended June 30, 2001..............       0.89             0.58              9.72
  Year Ended June 30, 2000..............       0.95             0.57              7.89
MARKET EXPANSION INDEX FUND (CLASS I)
  Year Ended June 30, 2004..............       0.60             0.68             51.51
  Year Ended June 30, 2003..............       0.59             0.82             53.51
  Year Ended June 30, 2002..............       0.44             0.90             73.63
  Year Ended June 30, 2001..............       0.61             0.85             36.68
  Year Ended June 30, 2000..............       0.72             0.95             64.29
TECHNOLOGY FUND (CLASS I)
  Year Ended June 30, 2004..............      (0.90)            2.04             16.85
  Year Ended June 30, 2003..............      (0.91)            2.23             29.13
  Year Ended June 30, 2002..............      (1.03)            2.20             33.74
  July 28, 2000 to June 30, 2001(b).....      (0.98)(d)         2.14(d)          76.53
HEALTH SCIENCES FUND (CLASS I)
  Year Ended June 30, 2004..............      (0.53)            1.84             47.28
  Year Ended June 30, 2003..............      (0.34)            2.20            106.72
  Year Ended June 30, 2002..............      (0.61)            2.37             67.68
  March 23, 2001 to June 30, 2001 (b)...      (0.51)(d)         5.10(d)           2.34
MARKET NEUTRAL FUND (CLASS I)
  Year Ended June 30, 2004..............      (0.63)            1.54(f)         256.52
  May 23, 2003 to June 30, 2003 (b).....      (0.16)(d)         1.73(d)(f)        0.00
INTERNATIONAL EQUITY INDEX FUND (CLASS
 I)
  Year Ended June 30, 2004..............       1.46             0.82             12.69
  Year Ended June 30, 2003..............       1.59             0.86             11.72
  Year Ended June 30, 2002..............       0.79             0.87             13.60
  Year Ended June 30, 2001..............       1.21             0.85              6.75
  Year Ended June 30, 2000..............       0.66             0.86             13.85
DIVERSIFIED INTERNATIONAL FUND (CLASS I)
  Year Ended June 30, 2004..............       1.22             1.06             50.51
  Year Ended June 30, 2003..............       1.37             1.15             94.26
  Year Ended June 30, 2002..............       0.73             1.11            266.10
  Year Ended June 30, 2001..............       1.18             1.07             29.92
  Year Ended June 30, 2000..............       0.62             1.08             17.05

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 136

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT ACTIVITIES:
                                                      ---------------------------
                                                                    NET REALIZED
                                          NET ASSET      NET       AND UNREALIZED
                                           VALUE,     INVESTMENT       GAINS        TOTAL FROM
                                          BEGINNING     INCOME     (LOSSES) FROM    INVESTMENT
                                          OF PERIOD     (LOSS)      INVESTMENTS     ACTIVITIES
                                          ---------   ----------   --------------   ----------

SMALL CAP GROWTH FUND (CLASS A)
 Year Ended June 30, 2004...............   $ 8.76       $(0.07)        $ 3.04         $ 2.97
 Year Ended June 30, 2003...............     9.14        (0.05)         (0.33)         (0.38)
 Year Ended June 30, 2002...............    10.39        (0.08)         (1.17)         (1.25)
 Year Ended June 30, 2001...............    12.91        (0.10)         (1.03)         (1.13)
 Year Ended June 30, 2000...............    10.61        (0.01)          3.19           3.18

SMALL CAP VALUE FUND (CLASS A)
 Year Ended June 30, 2004...............    18.05         0.02           6.33           6.35
 Year Ended June 30, 2003...............    20.81         0.07          (1.78)         (1.71)
 Year Ended June 30, 2002...............    19.20         0.09           2.73           2.82
 Year Ended June 30, 2001...............    13.52         0.22           5.64           5.86
 Year Ended June 30, 2000...............    14.04         0.03          (0.45)         (0.42)

MID CAP GROWTH FUND (CLASS A)
 Year Ended June 30, 2004...............    18.15        (0.14)          3.83           3.69
 Year Ended June 30, 2003...............    18.24        (0.09)          0.00          (0.09)
 Year Ended June 30, 2002...............    21.64        (0.14)         (3.19)         (3.33)
 Year Ended June 30, 2001...............    29.23        (0.19)         (3.08)         (3.27)
 Year Ended June 30, 2000...............    25.02        (0.11)          8.40           8.29

MID CAP VALUE FUND (CLASS A)
 Year Ended June 30, 2004...............    13.54         0.06           3.87           3.93
 Year Ended June 30, 2003...............    15.39         0.05          (1.14)         (1.09)
 Year Ended June 30, 2002...............    16.80         0.05          (0.05)            --
 Year Ended June 30, 2001...............    13.48         0.08           4.00           4.08
 Year Ended June 30, 2000...............    14.93         0.09          (0.15)         (0.06)

DIVERSIFIED MID CAP FUND (CLASS A)
 Year Ended June 30, 2004...............    15.30        (0.03)          3.38           3.35
 Year Ended June 30, 2003...............    15.84         0.01          (0.54)         (0.53)
 Year Ended June 30, 2002...............    18.25        (0.02)         (1.51)         (1.53)
 Year Ended June 30, 2001...............    21.50        (0.01)          1.31           1.30
 Year Ended June 30, 2000...............    21.96        (0.01)          2.58           2.57

LARGE CAP GROWTH FUND (CLASS A)
 Year Ended June 30, 2004...............    12.93        (0.04)          1.93           1.89
 Year Ended June 30, 2003...............    12.62        (0.01)          0.32           0.31
 Year Ended June 30, 2002...............    17.57        (0.06)         (4.89)         (4.95)
 Year Ended June 30, 2001...............    27.42        (0.14)         (8.81)         (8.95)
 Year Ended June 30, 2000...............    26.86        (0.07)          3.97           3.90

LARGE CAP VALUE FUND (CLASS A)
 Year Ended June 30, 2004...............    12.16         0.13           2.31           2.44
 Year Ended June 30, 2003...............    12.87         0.10          (0.71)         (0.61)
 Year Ended June 30, 2002...............    16.28         0.06          (3.25)         (3.19)
 Year Ended June 30, 2001...............    15.61         0.07           1.07           1.14
 Year Ended June 30, 2000...............    18.24         0.09          (1.14)         (1.05)

EQUITY INCOME FUND (CLASS A)
 Year Ended June 30, 2004...............    15.00         0.21           2.12           2.33
 Year Ended June 30, 2003...............    16.30         0.22          (0.82)         (0.60)
 Year Ended June 30, 2002...............    19.36         0.20          (2.00)         (1.80)
 Year Ended June 30, 2001...............    21.19         0.20           0.69           0.89
 Year Ended June 30, 2000...............    24.45         0.25          (2.31)         (2.06)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Amount is less than $0.01.

See Notes To Financial Statements

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

--------------------------------------------------------------------------------

                                                                                                      RATIOS/SUPPLEMENTARY DATA:
                                                                                                      ------------------------
                                                    DISTRIBUTIONS:
                                         -------------------------------------   NET ASSET            NET ASSETS,    RATIO OF
                                            NET         NET                       VALUE,                  END        EXPENSES
                                         INVESTMENT   REALIZED       TOTAL          END      TOTAL     OF PERIOD    TO AVERAGE
                                           INCOME      GAINS     DISTRIBUTIONS   OF PERIOD   RETURN     (000'S)     NET ASSETS
                                         ----------   --------   -------------   ---------   ------   -----------   ----------

SMALL CAP GROWTH FUND (CLASS A)
  Year Ended June 30, 2004..............   $   --      $   --       $   --        $11.73     33.90%    $ 81,501        1.24%
  Year Ended June 30, 2003..............       --          --           --          8.76     (4.16)      57,896        1.28
  Year Ended June 30, 2002..............       --          --           --          9.14     (12.03)     52,918        1.30
  Year Ended June 30, 2001..............       --       (1.39)       (1.39)        10.39     (9.21)      56,221        1.29
  Year Ended June 30, 2000..............       --       (0.88)       (0.88)        12.91     31.79       71,858        1.30

SMALL CAP VALUE FUND (CLASS A)
  Year Ended June 30, 2004..............    (0.02)         --        (0.02)        24.38     35.21      152,126        1.23
  Year Ended June 30, 2003..............    (0.07)      (0.98)       (1.05)        18.05     (7.72)      93,133        1.25
  Year Ended June 30, 2002..............    (0.09)      (1.12)       (1.21)        20.81     15.50       96,595        1.23
  Year Ended June 30, 2001..............    (0.18)         --        (0.18)        19.20     43.55       40,634        1.21
  Year Ended June 30, 2000..............    (0.10)         --        (0.10)        13.52     (2.94)      14,725        1.18

MID CAP GROWTH FUND (CLASS A)
  Year Ended June 30, 2004..............       --          --           --         21.84     20.33      544,217        1.22
  Year Ended June 30, 2003..............       --          --           --         18.15     (0.49)     409,354        1.24
  Year Ended June 30, 2002..............       --       (0.07)       (0.07)        18.24     (15.41)    336,995        1.24
  Year Ended June 30, 2001..............       --       (4.32)       (4.32)        21.64     (13.77)    338,797        1.24
  Year Ended June 30, 2000..............       --       (4.08)       (4.08)        29.23     36.25      343,284        1.24

MID CAP VALUE (CLASS A)
  Year Ended June 30, 2004..............    (0.06)         --        (0.06)        17.41     29.06      231,511        1.19
  Year Ended June 30, 2003..............    (0.05)      (0.71)       (0.76)        13.54     (6.68)     175,561        1.24
  Year Ended June 30, 2002..............    (0.05)      (1.36)       (1.41)        15.39      0.00      178,569        1.22
  Year Ended June 30, 2001..............    (0.08)      (0.68)       (0.76)        16.80     31.30      124,248        1.21
  Year Ended June 30, 2000..............    (0.09)      (1.30)       (1.39)        13.48      0.05       88,721        1.22

DIVERSIFIED MID CAP FUND (CLASS A)
  Year Ended June 30, 2004..............       --(b)       --           --(b)      18.65     21.90      126,772        1.20
  Year Ended June 30, 2003..............    (0.01)         --        (0.01)        15.30     (3.37)     115,500        1.22
  Year Ended June 30, 2002..............       --       (0.88)       (0.88)        15.84     (8.62)     149,373        1.22
  Year Ended June 30, 2001..............       --(b)    (4.55)       (4.55)        18.25      5.91      177,665        1.18
  Year Ended June 30, 2000..............    (0.02)      (3.01)       (3.03)        21.50     13.74      217,623        1.11

LARGE CAP GROWTH FUND (CLASS A)
  Year Ended June 30, 2004..............       --          --           --         14.82     14.62      262,069        1.24
  Year Ended June 30, 2003..............       --          --           --         12.93      2.46      242,656        1.24
  Year Ended June 30, 2002..............       --          --           --         12.62     (28.17)    247,732        1.22
  Year Ended June 30, 2001..............       --       (0.90)       (0.90)        17.57     (33.72)    412,205        1.18
  Year Ended June 30, 2000..............       --       (3.34)       (3.34)        27.42     14.99      662,088        1.19

LARGE CAP VALUE FUND (CLASS A)
  Year Ended June 30, 2004..............    (0.13)         --        (0.13)        14.47     20.14       64,318        1.18
  Year Ended June 30, 2003..............    (0.10)         --        (0.10)        12.16     (4.67)      37,205        1.22
  Year Ended June 30, 2002..............    (0.05)      (0.17)       (0.22)        12.87     (19.74)     39,546        1.23
  Year Ended June 30, 2001..............    (0.08)      (0.39)       (0.47)        16.28      7.30       77,476        1.21
  Year Ended June 30, 2000..............    (0.09)      (1.49)       (1.58)        15.61     (6.06)      45,190        1.21

EQUITY INCOME FUND (CLASS A)
  Year Ended June 30, 2004..............    (0.21)      (0.52)       (0.73)        16.60     15.93       89,123        1.24
  Year Ended June 30, 2003..............    (0.22)      (0.48)       (0.70)        15.00     (3.32)      86,098        1.24
  Year Ended June 30, 2002..............    (0.20)      (1.06)       (1.26)        16.30     (9.89)      95,276        1.24
  Year Ended June 30, 2001..............    (0.20)      (2.52)       (2.72)        19.36      4.02       94,379        1.23
  Year Ended June 30, 2000..............    (0.26)      (0.94)       (1.20)        21.19     (8.61)     102,783        1.16

                                                  RATIOS/SUPPLEMENTARY DATA:
                                          -----------------------------------------------
                                             RATIO OF         RATIO OF
                                          NET INVESTMENT      EXPENSES
                                            INCOME TO        TO AVERAGE
                                             AVERAGE           ASSETS         PORTFOLIO
                                            NET ASSETS     WITHOUT WAIVERS   TURNOVER (A)
                                          --------------   ---------------   ------------
SMALL CAP GROWTH FUND (CLASS A)
  Year Ended June 30, 2004..............      (0.72)%           1.34%            62.46%
  Year Ended June 30, 2003..............      (0.70)            1.39             94.54
  Year Ended June 30, 2002..............      (0.90)            1.41            119.33
  Year Ended June 30, 2001..............      (0.83)            1.40            157.71
  Year Ended June 30, 2000..............      (0.48)            1.41            163.03
SMALL CAP VALUE FUND (CLASS A)
  Year Ended June 30, 2004..............       0.10             1.35             40.60
  Year Ended June 30, 2003..............       0.46             1.37             45.70
  Year Ended June 30, 2002..............       0.48             1.35             39.91
  Year Ended June 30, 2001..............       1.07             1.33             74.81
  Year Ended June 30, 2000..............       0.60             1.40            146.46
MID CAP GROWTH FUND (CLASS A)
  Year Ended June 30, 2004..............      (0.69)            1.33             47.66
  Year Ended June 30, 2003..............      (0.65)            1.41             70.87
  Year Ended June 30, 2002..............      (0.82)            1.42             83.02
  Year Ended June 30, 2001..............      (0.85)            1.37            127.02
  Year Ended June 30, 2000..............      (0.64)            1.34            181.78
MID CAP VALUE (CLASS A)
  Year Ended June 30, 2004..............       0.40             1.31             23.90
  Year Ended June 30, 2003..............       0.39             1.35             99.39
  Year Ended June 30, 2002..............       0.32             1.33            101.29
  Year Ended June 30, 2001..............       0.51             1.32            127.06
  Year Ended June 30, 2000..............       0.67             1.34            110.43
DIVERSIFIED MID CAP FUND (CLASS A)
  Year Ended June 30, 2004..............      (0.15)            1.31             73.00
  Year Ended June 30, 2003..............       0.03             1.33             48.94
  Year Ended June 30, 2002..............      (0.10)            1.34             37.08
  Year Ended June 30, 2001..............      (0.06)            1.32             59.45
  Year Ended June 30, 2000..............      (0.01)            1.35             70.01
LARGE CAP GROWTH FUND (CLASS A)
  Year Ended June 30, 2004..............      (0.25)            1.36             46.12
  Year Ended June 30, 2003..............      (0.13)            1.48             60.12
  Year Ended June 30, 2002..............      (0.37)            1.42             69.07
  Year Ended June 30, 2001..............      (0.63)            1.35             73.36
  Year Ended June 30, 2000..............      (0.38)            1.29            123.21
LARGE CAP VALUE FUND (CLASS A)
  Year Ended June 30, 2004..............       1.01             1.29             32.36
  Year Ended June 30, 2003..............       0.87             1.33             84.63
  Year Ended June 30, 2002..............       0.43             1.34            125.65
  Year Ended June 30, 2001..............       0.44             1.31            127.66
  Year Ended June 30, 2000..............       0.56             1.31            131.95
EQUITY INCOME FUND (CLASS A)
  Year Ended June 30, 2004..............       1.36             1.36             14.75
  Year Ended June 30, 2003..............       1.58             1.37             16.80
  Year Ended June 30, 2002..............       1.12             1.36             17.03
  Year Ended June 30, 2001..............       1.00             1.35             13.44
  Year Ended June 30, 2000..............       1.17             1.35             15.82

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 138

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT ACTIVITIES:
                                                      ---------------------------
                                                                    NET REALIZED      REDEMPTION        CAPITAL
                                          NET ASSET      NET       AND UNREALIZED   FEES COLLECTED   CONTRIBUTIONS
                                           VALUE,     INVESTMENT       GAINS             FROM            FROM        TOTAL FROM
                                          BEGINNING     INCOME     (LOSSES) FROM    REDEMPTION OF     INVESTMENT     INVESTMENT
                                          OF PERIOD     (LOSS)      INVESTMENTS      FUND SHARES      ACTIVITIES     ACTIVITIES
                                          ---------   ----------   --------------   --------------   -------------   ----------
DIVERSIFIED EQUITY FUND (CLASS A)
 Year Ended June 30, 2004...............   $10.22       $ 0.05         $ 1.40           $  --            $  --         $ 1.45
 Year Ended June 30, 2003...............    10.42         0.05          (0.20)             --               --          (0.15)
 Year Ended June 30, 2002...............    12.91         0.02          (2.45)             --               --          (2.43)
 Year Ended June 30, 2001...............    15.00           --          (1.84)             --               --          (1.84)
 Year Ended June 30, 2000...............    15.16           --           0.72              --               --           0.72

BALANCED FUND (CLASS A)
 Year Ended June 30, 2004...............    11.82         0.22           0.78              --               --           1.00
 Year Ended June 30, 2003...............    11.66         0.25           0.17              --               --           0.42
 Year Ended June 30, 2002...............    13.14         0.29          (1.48)             --               --          (1.19)
 Year Ended June 30, 2001...............    14.00         0.31          (0.85)             --               --          (0.54)
 Year Ended June 30, 2000...............    14.14         0.34           0.40              --               --           0.74

EQUITY INDEX FUND (CLASS A)
 Year Ended June 30, 2004...............    22.26         0.28           3.80              --               --           4.08
 Year Ended June 30, 2003...............    22.60         0.25          (0.34)             --               --          (0.09)
 Year Ended June 30, 2002...............    27.96         0.23          (5.37)             --               --          (5.14)
 Year Ended June 30, 2001...............    33.20         0.20          (5.25)             --               --          (5.05)
 Year Ended June 30, 2000...............    31.78         0.22           1.87              --               --           2.09

MARKET EXPANSION INDEX FUND (CLASS A)
 Year Ended June 30, 2004...............     8.32         0.03           2.39              --               --           2.42
 Year Ended June 30, 2003...............     8.58         0.02          (0.25)             --               --          (0.23)
 Year Ended June 30, 2002...............     8.81         0.01          (0.19)             --               --          (0.18)
 Year Ended June 30, 2001...............     9.06         0.03           0.71              --               --           0.74
 Year Ended June 30, 2000...............    10.63         0.05           1.14              --             0.02           1.21

TECHNOLOGY FUND (CLASS A)
 Year Ended June 30, 2004...............     3.72        (0.05)          0.77              --               --           0.72
 Year Ended June 30, 2003...............     3.56        (0.04)          0.20              --               --           0.16
 Year Ended June 30, 2002...............     5.89        (0.06)         (2.27)             --               --          (2.33)
 July 28, 2000 to June 30, 2001 (b).....    10.00        (0.08)         (4.03)             --               --          (4.11)

HEALTH SCIENCES FUND (CLASS A)
 Year Ended June 30, 2004...............    10.19        (0.07)          0.78              --               --           0.71
 Year Ended June 30, 2003...............     8.84        (0.05)          1.40              --               --           1.35
 Year Ended June 30, 2002...............    11.70        (0.07)         (2.75)             --               --          (2.82)
 March 23, 2001 to June 30, 2001 (b)....    10.00        (0.02)          1.72              --               --           1.70

MARKET NEUTRAL FUND (CLASS A)
 Year Ended June 30, 2004...............    10.05        (0.05)          0.64              --               --           0.59
 May 23, 2003 to June 30, 2003 (b)......    10.00           --(e)        0.05              --               --           0.05

INTERNATIONAL EQUITY INDEX FUND (CLASS A)
 Year Ended June 30, 2004...............    13.14         0.18           4.29              --               --           4.47
 Year Ended June 30, 2003...............    14.08         0.15          (1.07)           0.01               --          (0.91)
 Year Ended June 30, 2002...............    16.08         0.10          (2.00)             --               --          (1.90)
 Year Ended June 30, 2001...............    21.66         0.25          (5.65)             --               --          (5.40)
 Year Ended June 30, 2000...............    18.68         0.11           3.16              --               --           3.27

DIVERSIFIED INTERNATIONAL FUND (CLASS A)
 Year Ended June 30, 2004...............    10.95         0.13           3.00              --               --           3.13
 Year Ended June 30, 2003...............    11.83         0.10          (0.97)           0.01               --          (0.86)
 Year Ended June 30, 2002...............    13.11        (0.04)         (1.13)             --               --          (1.17)
 Year Ended June 30, 2001...............    17.90         0.12          (4.57)             --               --          (4.45)
 Year Ended June 30, 2000...............    15.08         0.05           3.07              --               --           3.12

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Amount is less than $0.01.

(f) Excludes dividend expense for securities sold short. Dividend expense was 0.88% and 0.98% of average net assets for the periods ended June 30, 2004, and 2003, respectively.

See Notes to Financial Statements

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

--------------------------------------------------------------------------------

                                                                                                      RATIOS/SUPPLEMENTARY DATA:
                                                                                                      ------------------------
                                                    DISTRIBUTIONS:
                                         -------------------------------------   NET ASSET            NET ASSETS,    RATIO OF
                                            NET         NET                       VALUE,                  END        EXPENSES
                                         INVESTMENT   REALIZED       TOTAL          END      TOTAL     OF PERIOD    TO AVERAGE
                                           INCOME      GAINS     DISTRIBUTIONS   OF PERIOD   RETURN     (000'S)     NET ASSETS
                                         ----------   --------   -------------   ---------   ------   -----------   ----------

DIVERSIFIED EQUITY FUND (CLASS A)
  Year Ended June 30, 2004..............   $(0.05)     $   --       $(0.05)       $11.62     14.21%    $154,895        1.18%
  Year Ended June 30, 2003..............    (0.05)         --        (0.05)        10.22     (1.39)     162,458        1.23
  Year Ended June 30, 2002..............    (0.02)      (0.04)       (0.06)        10.42     (18.87)    193,278        1.23
  Year Ended June 30, 2001..............    (0.01)      (0.24)       (0.25)        12.91     (12.52)    232,969        1.20
  Year Ended June 30, 2000..............    (0.01)      (0.87)       (0.88)        15.00      4.97      298,378        1.20

BALANCED FUND (CLASS A)
  Year Ended June 30, 2004..............    (0.23)         --        (0.23)        12.59      8.52      115,370        1.14
  Year Ended June 30, 2003..............    (0.26)         --        (0.26)        11.82      3.80      105,920        1.14
  Year Ended June 30, 2002..............    (0.29)         --        (0.29)        11.66     (9.20)     112,233        1.14
  Year Ended June 30, 2001..............    (0.32)         --        (0.32)        13.14     (3.92)     129,984        1.14
  Year Ended June 30, 2000..............    (0.35)      (0.53)       (0.88)        14.00      5.48      135,367        1.13

EQUITY INDEX FUND (CLASS A)
  Year Ended June 30, 2004..............    (0.28)         --        (0.28)        26.06     18.38      487,351        0.60
  Year Ended June 30, 2003..............    (0.25)         --        (0.25)        22.26     (0.28)     423,696        0.60
  Year Ended June 30, 2002..............    (0.22)         --        (0.22)        22.60     (18.46)    452,983        0.60
  Year Ended June 30, 2001..............    (0.19)         --        (0.19)        27.96     (15.25)    728,675        0.60
  Year Ended June 30, 2000..............    (0.22)      (0.45)       (0.67)        33.20      6.61      903,371        0.60

MARKET EXPANSION INDEX FUND (CLASS A)
  Year Ended June 30, 2004..............    (0.02)         --        (0.02)        10.72     29.16       38,952        0.77
  Year Ended June 30, 2003..............    (0.01)      (0.02)       (0.03)         8.32     (2.58)      16,565        0.82
  Year Ended June 30, 2002..............    (0.01)      (0.04)       (0.05)         8.58     (2.11)      11,047        0.82
  Year Ended June 30, 2001..............    (0.03)      (0.96)       (0.99)         8.81      8.59        3,808        0.82
  Year Ended June 30, 2000..............    (0.05)      (2.73)       (2.78)         9.06     13.93        2,066        0.82

TECHNOLOGY FUND (CLASS A)
  Year Ended June 30, 2004..............       --          --           --          4.44     19.35       19,801        1.55
  Year Ended June 30, 2003..............       --          --           --          3.72      4.49       17,844        1.55
  Year Ended June 30, 2002..............       --          --           --          3.56     (39.56)     18,643        1.55
  July 28, 2000 to June 30, 2001 (b)....       --          --           --          5.89     41.10(c)    33,349        1.53(d)

HEALTH SCIENCES FUND (CLASS A)
  Year Ended June 30, 2004..............       --          --           --         10.90      6.97       11,592        1.60
  Year Ended June 30, 2003..............       --          --           --         10.19     15.27        8,300        1.60
  Year Ended June 30, 2002..............       --       (0.04)       (0.04)         8.84     (24.19)      7,705        1.60
  March 23, 2001 to June 30, 2001 (b)...       --          --           --         11.70     17.00(c)     5,016        1.60(d)

MARKET NEUTRAL FUND (CLASS A)
  Year Ended June 30, 2004..............       --       (0.03)       (0.03)        10.61      5.83      114,731        1.50(f)
  May 23, 2003 to June 30, 2003 (b).....       --          --           --         10.05      0.50(c)    25,478        1.50(d)(f)

INTERNATIONAL EQUITY INDEX FUND (CLASS
 A)
  Year Ended June 30, 2004..............    (0.15)         --        (0.15)        17.46     34.11       39,216        1.05
  Year Ended June 30, 2003..............    (0.03)         --        (0.03)        13.14     (6.47)      26,090        1.09
  Year Ended June 30, 2002..............    (0.10)         --        (0.10)        14.08     (11.79)     30,981        1.12
  Year Ended June 30, 2001..............    (0.13)      (0.05)       (0.18)        16.08     (25.05)     30,002        1.08
  Year Ended June 30, 2000..............       --(f)    (0.29)       (0.29)        21.66     17.58       67,967        1.11

DIVERSIFIED INTERNATIONAL FUND (CLASS A)
  Year Ended June 30, 2004..............    (0.09)         --        (0.09)        13.99     28.59       34,962        1.29
  Year Ended June 30, 2003..............    (0.02)         --        (0.02)        10.95     (7.26)      17,528        1.33
  Year Ended June 30, 2002..............    (0.11)         --        (0.11)        11.83     (8.96)      29,414        1.30
  Year Ended June 30, 2001..............    (0.04)      (0.30)       (0.34)        13.11     (25.25)     34,840        1.30
  Year Ended June 30, 2000..............    (0.12)      (0.18)       (0.30)        17.90     20.66       35,605        1.30

                                                  RATIOS/SUPPLEMENTARY DATA:
                                          -----------------------------------------------
                                             RATIO OF         RATIO OF
                                          NET INVESTMENT      EXPENSES
                                            INCOME TO        TO AVERAGE
                                             AVERAGE           ASSETS         PORTFOLIO
                                            NET ASSETS     WITHOUT WAIVERS   TURNOVER (A)
                                          --------------   ---------------   ------------
DIVERSIFIED EQUITY FUND (CLASS A)
  Year Ended June 30, 2004..............       0.47%            1.29%            26.55%
  Year Ended June 30, 2003..............       0.54             1.34             26.95
  Year Ended June 30, 2002..............       0.21             1.34             14.29
  Year Ended June 30, 2001..............       0.01             1.31             21.92
  Year Ended June 30, 2000..............      (0.05)            1.30             37.98
BALANCED FUND (CLASS A)
  Year Ended June 30, 2004..............       1.78             1.39             33.28
  Year Ended June 30, 2003..............       2.30             1.39             26.30
  Year Ended June 30, 2002..............       2.27             1.39             24.92
  Year Ended June 30, 2001..............       2.31             1.36             37.61
  Year Ended June 30, 2000..............       2.53             1.34             57.08
EQUITY INDEX FUND (CLASS A)
  Year Ended June 30, 2004..............       1.11             0.89              4.65
  Year Ended June 30, 2003..............       1.21             0.95              6.74
  Year Ended June 30, 2002..............       0.85             0.95              6.68
  Year Ended June 30, 2001..............       0.64             0.93              9.72
  Year Ended June 30, 2000..............       0.69             0.92              7.89
MARKET EXPANSION INDEX FUND (CLASS A)
  Year Ended June 30, 2004..............       0.35             1.03             51.51
  Year Ended June 30, 2003..............       0.35             1.19             53.51
  Year Ended June 30, 2002..............       0.18             1.23             73.63
  Year Ended June 30, 2001..............       0.34             1.20             36.68
  Year Ended June 30, 2000..............       0.51             1.28             64.29
TECHNOLOGY FUND (CLASS A)
  Year Ended June 30, 2004..............      (1.14)            2.38             16.85
  Year Ended June 30, 2003..............      (1.16)            2.61             29.13
  Year Ended June 30, 2002..............      (1.28)            2.55             33.74
  July 28, 2000 to June 30, 2001 (b)....       1.21(d)          2.28(d)          76.53
HEALTH SCIENCES FUND (CLASS A)
  Year Ended June 30, 2004..............      (0.79)            2.22             47.28
  Year Ended June 30, 2003..............      (0.56)            2.49            106.72
  Year Ended June 30, 2002..............      (0.88)            2.48             67.68
  March 23, 2001 to June 30, 2001 (b)...      (0.86)(d)         6.19(d)           2.34
MARKET NEUTRAL FUND (CLASS A)
  Year Ended June 30, 2004..............      (0.88)            1.85(f)         256.52
  May 23, 2003 to June 30, 2003 (b).....      (0.42)(d)         2.07(d)(f)        0.00
INTERNATIONAL EQUITY INDEX FUND (CLASS
 A)
  Year Ended June 30, 2004..............       1.28             1.17             12.69
  Year Ended June 30, 2003..............       1.26             1.21             11.72
  Year Ended June 30, 2002..............       0.54             1.22             13.60
  Year Ended June 30, 2001..............       0.80             1.20              6.75
  Year Ended June 30, 2000..............       0.51             1.21             13.85
DIVERSIFIED INTERNATIONAL FUND (CLASS A)
  Year Ended June 30, 2004..............       1.26             1.40             50.51
  Year Ended June 30, 2003..............       0.87             1.50             94.26
  Year Ended June 30, 2002..............       0.42             1.46            266.10
  Year Ended June 30, 2001..............       0.90             1.42             29.92
  Year Ended June 30, 2000..............       0.29             1.43             17.05

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 140

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT ACTIVITIES:
                                                      ---------------------------
                                                                    NET REALIZED
                                          NET ASSET      NET       AND UNREALIZED
                                           VALUE,     INVESTMENT       GAINS        TOTAL FROM
                                          BEGINNING     INCOME     (LOSSES) FROM    INVESTMENT
                                          OF PERIOD     (LOSS)      INVESTMENTS     ACTIVITIES
                                          ---------   ----------   --------------   ----------

SMALL CAP GROWTH FUND (CLASS B)
 Year Ended June 30, 2004...............   $ 8.15        (0.15)          2.84           2.69
 Year Ended June 30, 2003...............     8.57        (0.11)         (0.31)         (0.42)
 Year Ended June 30, 2002...............     9.82        (0.14)         (1.11)         (1.25)
 Year Ended June 30, 2001...............    12.36        (0.15)         (1.00)         (1.15)
 Year Ended June 30, 2000...............    10.26        (0.01)          2.99           2.98

SMALL CAP VALUE FUND (CLASS B)
 Year Ended June 30, 2004...............    17.22        (0.13)          6.02           5.89
 Year Ended June 30, 2003...............    19.97        (0.04)         (1.72)         (1.76)
 Year Ended June 30, 2002...............    18.52        (0.03)          2.61           2.58
 Year Ended June 30, 2001...............    13.07         0.26           5.27           5.53
 Year Ended June 30, 2000...............    13.63        (0.06)         (0.44)         (0.50)

MID CAP GROWTH FUND (CLASS B)
 Year Ended June 30, 2004...............    16.29        (0.28)          3.43           3.15
 Year Ended June 30, 2003...............    16.48        (0.22)          0.03          (0.19)
 Year Ended June 30, 2002...............    19.71        (0.29)         (2.87)         (3.16)
 Year Ended June 30, 2001...............    27.17        (0.25)         (2.89)         (3.14)
 Year Ended June 30, 2000...............    23.67        (0.12)          7.70           7.58

MID CAP VALUE FUND (CLASS B)
 Year Ended June 30, 2004...............    13.21        (0.06)          3.77           3.71
 Year Ended June 30, 2003...............    15.09        (0.05)         (1.12)         (1.17)
 Year Ended June 30, 2002...............    16.57        (0.06)         (0.06)         (0.12)
 Year Ended June 30, 2001...............    13.34        (0.01)          3.92           3.91
 Year Ended June 30, 2000...............    14.80        (0.01)         (0.14)         (0.15)

DIVERSIFIED MID CAP FUND (CLASS B)*
 Year Ended June 30, 2004...............    14.84        (0.16)          3.27           3.11
 Year Ended June 30, 2003...............    15.48        (0.09)         (0.55)         (0.64)
 Year Ended June 30, 2002...............    17.98        (0.11)         (1.51)         (1.62)
 Year Ended June 30, 2001...............    32.40        (0.30)          2.21           1.91
 Year Ended June 30, 2000...............    40.92        (0.08)          3.64           3.56

LARGE CAP GROWTH FUND (CLASS B)
 Year Ended June 30, 2004...............    12.04        (0.15)          1.80           1.65
 Year Ended June 30, 2003...............    11.83        (0.10)          0.31           0.21
 Year Ended June 30, 2002...............    16.60        (0.18)         (4.59)         (4.77)
 Year Ended June 30, 2001...............    26.14        (0.29)         (8.35)         (8.64)
 Year Ended June 30, 2000...............    25.92        (0.15)          3.71           3.56

LARGE CAP VALUE FUND (CLASS B)
 Year Ended June 30, 2004...............    12.08         0.03           2.29           2.32
 Year Ended June 30, 2003...............    12.78         0.01          (0.70)         (0.69)
 Year Ended June 30, 2002...............    16.22        (0.05)         (3.22)         (3.27)
 Year Ended June 30, 2001...............    15.61        (0.04)          1.04           1.00
 Year Ended June 30, 2000...............    18.25        (0.02)         (1.12)         (1.14)

EQUITY INCOME FUND (CLASS B)
 Year Ended June 30, 2004...............    14.98         0.10           2.12           2.22
 Year Ended June 30, 2003...............    16.28         0.12          (0.82)         (0.70)
 Year Ended June 30, 2002...............    19.37         0.06          (2.00)         (1.94)
 Year Ended June 30, 2001...............    21.23         0.05           0.69           0.74
 Year Ended June 30, 2000...............    24.50         0.09          (2.30)         (2.21)

------------

* Per share numbers prior to November 17, 2000, have been adjusted to reflect a 4 for 1 reverse stock split.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See Notes To Financial Statements

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

--------------------------------------------------------------------------------

                                                                                                      RATIOS/SUPPLEMENTARY DATA:
                                                                                                      ------------------------
                                                    DISTRIBUTIONS:
                                         -------------------------------------   NET ASSET            NET ASSETS,    RATIO OF
                                            NET         NET                       VALUE,                  END        EXPENSES
                                         INVESTMENT   REALIZED       TOTAL          END      TOTAL     OF PERIOD    TO AVERAGE
                                           INCOME      GAINS     DISTRIBUTIONS   OF PERIOD   RETURN     (000'S)     NET ASSETS
                                         ----------   --------   -------------   ---------   ------   -----------   ----------

SMALL CAP GROWTH FUND (CLASS B)
  Year Ended June 30, 2004..............   $   --      $   --       $   --        $10.84     33.01%    $ 30,280        1.99%
  Year Ended June 30, 2003..............       --          --           --          8.15     (4.90)      23,044        2.03
  Year Ended June 30, 2002..............       --          --           --          8.57     (12.73)     23,792        2.05
  Year Ended June 30, 2001..............       --       (1.39)       (1.39)         9.82     (9.84)      25,625        2.04
  Year Ended June 30, 2000..............       --       (0.88)       (0.88)        12.36     30.89       27,843        2.05

SMALL CAP VALUE FUND (CLASS B)
  Year Ended June 30, 2004..............       --          --           --         23.11     34.20       40,608        1.98
  Year Ended June 30, 2003..............    (0.01)      (0.98)       (0.99)        17.22     (8.39)      27,754        2.00
  Year Ended June 30, 2002..............    (0.01)      (1.12)       (1.13)        19.97     14.65       30,017        1.98
  Year Ended June 30, 2001..............    (0.08)         --        (0.08)        18.52     42.42       10,303        1.96
  Year Ended June 30, 2000..............    (0.06)         --        (0.06)        13.07     (3.67)       2,531        1.93

MID CAP GROWTH FUND (CLASS B)
  Year Ended June 30, 2004..............       --          --           --         19.44     19.34      238,738        1.97
  Year Ended June 30, 2003..............       --          --           --         16.29     (1.15)     226,174        1.99
  Year Ended June 30, 2002..............       --       (0.07)       (0.07)        16.48     (16.06)    268,231        1.99
  Year Ended June 30, 2001..............       --       (4.32)       (4.32)        19.71     (14.42)    333,269        1.99
  Year Ended June 30, 2000..............       --       (4.08)       (4.08)        27.17     35.23      316,729        1.99

MID CAP VALUE (CLASS B)
  Year Ended June 30, 2004..............       --          --           --         16.92     28.08       69,874        1.94
  Year Ended June 30, 2003..............       --       (0.71)       (0.71)        13.21     (7.45)      57,501        1.99
  Year Ended June 30, 2002..............       --       (1.36)       (1.36)        15.09     (0.77)      73,191        1.97
  Year Ended June 30, 2001..............       --       (0.68)       (0.68)        16.57     30.26       56,715        1.96
  Year Ended June 30, 2000..............    (0.01)      (1.30)       (1.31)        13.34     (0.61)      33,734        1.97

DIVERSIFIED MID CAP FUND (CLASS B)*
  Year Ended June 30, 2004..............       --          --           --         17.95     20.96       17,363        1.95
  Year Ended June 30, 2003..............       --          --           --         14.84     (4.13)      15,185        1.96
  Year Ended June 30, 2002..............       --       (0.88)       (0.88)        15.48     (9.28)      14,727        1.97
  Year Ended June 30, 2001..............       --      (16.33)      (16.33)        17.98      5.05       12,149        1.93
  Year Ended June 30, 2000..............    (0.04)     (12.04)      (12.08)        32.40     13.01        6,771        1.86

LARGE CAP GROWTH FUND (CLASS B)
  Year Ended June 30, 2004..............       --          --           --         13.69     13.70      300,533        1.99
  Year Ended June 30, 2003..............       --          --           --         12.04      1.78      324,321        1.99
  Year Ended June 30, 2002..............       --          --           --         11.83     (28.73)    386,175        1.97
  Year Ended June 30, 2001..............       --       (0.90)       (0.90)        16.60     (34.20)    619,423        1.93
  Year Ended June 30, 2000..............       --       (3.34)       (3.34)        26.14     14.16      978,576        1.94

LARGE CAP VALUE FUND (CLASS B)
  Year Ended June 30, 2004..............    (0.03)         --        (0.03)        14.37     19.24       27,036        1.93
  Year Ended June 30, 2003..............    (0.01)         --        (0.01)        12.08     (5.36)      19,315        1.97
  Year Ended June 30, 2002..............       --       (0.17)       (0.17)        12.78     (20.32)     23,015        1.98
  Year Ended June 30, 2001..............       --       (0.39)       (0.39)        16.22      6.42       31,222        1.96
  Year Ended June 30, 2000..............    (0.01)      (1.49)       (1.50)        15.61     (6.56)      25,795        1.96

EQUITY INCOME FUND (CLASS B)
  Year Ended June 30, 2004..............    (0.11)      (0.52)       (0.63)        16.57     15.09       69,716        1.99
  Year Ended June 30, 2003..............    (0.12)      (0.48)       (0.60)        14.98     (4.05)      79,963        1.99
  Year Ended June 30, 2002..............    (0.09)      (1.06)       (1.15)        16.28     (10.57)    105,010        1.99
  Year Ended June 30, 2001..............    (0.08)      (2.52)       (2.60)        19.37      3.27      126,701        1.98
  Year Ended June 30, 2000..............    (0.12)      (0.94)       (1.06)        21.23     (9.22)     142,259        1.91

                                                  RATIOS/SUPPLEMENTARY DATA:
                                          -----------------------------------------------
                                             RATIO OF         RATIO OF
                                          NET INVESTMENT      EXPENSES
                                            INCOME TO        TO AVERAGE
                                             AVERAGE           ASSETS         PORTFOLIO
                                            NET ASSETS     WITHOUT WAIVERS   TURNOVER (A)
                                          --------------   ---------------   ------------
SMALL CAP GROWTH FUND (CLASS B)
  Year Ended June 30, 2004..............      (1.47)%           1.99%            62.46%
  Year Ended June 30, 2003..............      (1.45)            2.04             94.54
  Year Ended June 30, 2002..............      (1.65)            2.06            119.33
  Year Ended June 30, 2001..............      (1.59)            2.05            157.71
  Year Ended June 30, 2000..............      (1.23)            2.06            163.03
SMALL CAP VALUE FUND (CLASS B)
  Year Ended June 30, 2004..............      (0.65)            2.00             40.60
  Year Ended June 30, 2003..............      (0.29)            2.02             45.70
  Year Ended June 30, 2002..............      (0.27)            2.00             39.91
  Year Ended June 30, 2001..............       0.29             1.98             74.81
  Year Ended June 30, 2000..............      (0.14)            2.05            146.46
MID CAP GROWTH FUND (CLASS B)
  Year Ended June 30, 2004..............      (1.44)            1.98             47.66
  Year Ended June 30, 2003..............      (1.40)            2.06             70.87
  Year Ended June 30, 2002..............      (1.57)            2.07             83.02
  Year Ended June 30, 2001..............      (1.60)            2.02            127.02
  Year Ended June 30, 2000..............      (1.39)            1.99            181.78
MID CAP VALUE (CLASS B)
  Year Ended June 30, 2004..............      (0.35)            1.96             23.90
  Year Ended June 30, 2003..............      (0.36)            2.00             99.39
  Year Ended June 30, 2002..............      (0.43)            1.98            101.29
  Year Ended June 30, 2001..............      (0.24)            1.97            127.06
  Year Ended June 30, 2000..............      (0.07)            1.99            110.43
DIVERSIFIED MID CAP FUND (CLASS B)*
  Year Ended June 30, 2004..............      (0.89)            1.96             73.00
  Year Ended June 30, 2003..............      (0.71)            1.98             48.94
  Year Ended June 30, 2002..............      (0.84)            1.99             37.08
  Year Ended June 30, 2001..............      (0.81)            1.96             59.45
  Year Ended June 30, 2000..............      (0.75)            2.00             70.01
LARGE CAP GROWTH FUND (CLASS B)
  Year Ended June 30, 2004..............      (1.00)            2.01             46.12
  Year Ended June 30, 2003..............      (0.88)            2.13             60.12
  Year Ended June 30, 2002..............      (1.13)            2.07             69.07
  Year Ended June 30, 2001..............      (1.38)            2.00             73.36
  Year Ended June 30, 2000..............      (1.13)            1.94            123.21
LARGE CAP VALUE FUND (CLASS B)
  Year Ended June 30, 2004..............       0.25             1.94             32.36
  Year Ended June 30, 2003..............       0.14             1.98             84.63
  Year Ended June 30, 2002..............      (0.33)            1.99            125.65
  Year Ended June 30, 2001..............      (0.31)            1.96            127.66
  Year Ended June 30, 2000..............      (0.18)            1.96            131.95
EQUITY INCOME FUND (CLASS B)
  Year Ended June 30, 2004..............       0.62             2.01             14.75
  Year Ended June 30, 2003..............       0.84             2.02             16.80
  Year Ended June 30, 2002..............       0.38             2.01             17.03
  Year Ended June 30, 2001..............       0.25             2.00             13.44
  Year Ended June 30, 2000..............       0.43             2.00             15.82

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 142

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT ACTIVITIES:
                                                      ---------------------------
                                                                    NET REALIZED      REDEMPTION        CAPITAL
                                          NET ASSET      NET       AND UNREALIZED   FEES COLLECTED   CONTRIBUTIONS
                                           VALUE,     INVESTMENT       GAINS             FROM            FROM        TOTAL FROM
                                          BEGINNING     INCOME     (LOSSES) FROM    REDEMPTION OF     INVESTMENT     INVESTMENT
                                          OF PERIOD     (LOSS)      INVESTMENTS      FUND SHARES      ACTIVITIES     ACTIVITIES
                                          ---------   ----------   --------------   --------------   -------------   ----------
DIVERSIFIED EQUITY FUND (CLASS B)
 Year Ended June 30, 2004...............   $ 9.87       $(0.03)        $ 1.34           $  --            $  --         $ 1.31
 Year Ended June 30, 2003...............    10.08        (0.02)         (0.19)             --               --          (0.21)
 Year Ended June 30, 2002...............    12.56        (0.06)         (2.38)             --               --          (2.44)
 Year Ended June 30, 2001...............    14.70        (0.11)         (1.79)             --               --          (1.90)
 Year Ended June 30, 2000...............    14.97        (0.10)          0.70              --               --           0.60

BALANCED FUND (CLASS B)
 Year Ended June 30, 2004...............    11.88         0.13           0.78              --               --           0.91
 Year Ended June 30, 2003...............    11.71         0.18           0.17              --               --           0.35
 Year Ended June 30, 2002...............    13.20         0.19          (1.49)             --               --          (1.30)
 Year Ended June 30, 2001...............    14.06         0.21          (0.85)             --               --          (0.64)
 Year Ended June 30, 2000...............    14.20         0.25           0.39              --               --           0.64

EQUITY INDEX FUND (CLASS B)
 Year Ended June 30, 2004...............    22.17         0.09           3.78              --               --           3.87
 Year Ended June 30, 2003...............    22.50         0.10          (0.34)             --               --          (0.24)
 Year Ended June 30, 2002...............    27.83         0.02          (5.33)             --               --          (5.31)
 Year Ended June 30, 2001...............    33.09        (0.04)         (5.22)             --               --          (5.26)
 Year Ended June 30, 2000...............    31.72        (0.01)          1.84              --               --           1.83

MARKET EXPANSION INDEX FUND (CLASS B)
 Year Ended June 30, 2004...............     8.27        (0.03)          2.37              --               --           2.34
 Year Ended June 30, 2003...............     8.58        (0.03)         (0.26)             --               --          (0.29)
 Year Ended June 30, 2002...............     8.86        (0.03)         (0.21)             --               --          (0.24)
 Year Ended June 30, 2001...............     9.15        (0.02)          0.69              --               --           0.67
 Year Ended June 30, 2000...............    10.74        (0.01)          1.13              --             0.02           1.14

TECHNOLOGY FUND (CLASS B)
 Year Ended June 30, 2004...............     3.64        (0.08)          0.75              --               --           0.67
 Year Ended June 30, 2003...............     3.51        (0.06)          0.19              --               --           0.13
 Year Ended June 30, 2002...............     5.85        (0.09)         (2.25)             --               --          (2.34)
 July 29, 2000 to June 30, 2001 (b).....    10.00        (0.09)         (4.06)             --               --          (4.15)

HEALTH SCIENCES FUND (CLASS B)
 Year Ended June 30, 2004...............    10.04        (0.15)          0.78              --               --           0.63
 Year Ended June 30, 2003...............     8.75        (0.10)          1.39              --               --           1.29
 Year Ended June 30, 2002...............    11.69        (0.13)         (2.77)             --               --          (2.90)
 March 23, 2001 to June 30, 2001 (b)....    10.00        (0.03)          1.72              --               --           1.69

MARKET NEUTRAL FUND (CLASS B)
 Year Ended June 30, 2004...............    10.04        (0.12)          0.64              --               --           0.52
 May 23, 2003 to June 30, 2003 (b)......    10.00        (0.01)          0.05              --               --           0.04

INTERNATIONAL EQUITY INDEX FUND (CLASS B)
 Year Ended June 30, 2004...............    12.42         0.07           4.04              --               --           4.11
 Year Ended June 30, 2003...............    13.37         0.05          (1.01)           0.01               --          (0.95)
 Year Ended June 30, 2002...............    15.32        (0.02)         (1.88)             --               --          (1.90)
 Year Ended June 30, 2001...............    20.63        (0.06)         (5.20)             --               --          (5.26)
 Year Ended June 30, 2000...............    17.89         0.04           2.99              --               --           3.03

DIVERSIFIED INTERNATIONAL FUND (CLASS B)
 Year Ended June 30, 2004...............     9.99         0.02           2.72              --               --           2.74
 Year Ended June 30, 2003...............    10.84         0.01          (0.87)           0.01               --          (0.85)
 Year Ended June 30, 2002...............    12.07        (0.14)         (1.02)             --               --          (1.16)
 Year Ended June 30, 2001...............    16.60         0.06          (4.29)             --               --          (4.23)
 Year Ended June 30, 2000...............    14.08         0.07           2.71              --               --           2.78

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Excludes dividend expense for securities sold short. Dividend expense was 0.88% and 0.98% of average net assets for the periods ended June 30, 2004, and 2003, respectively.

See Notes To Financial Statements

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

--------------------------------------------------------------------------------

                                                                                                      RATIOS/SUPPLEMENTARY DATA:
                                                                                                      ------------------------
                                                    DISTRIBUTIONS:
                                         -------------------------------------   NET ASSET            NET ASSETS,    RATIO OF
                                            NET         NET                       VALUE,                  END        EXPENSES
                                         INVESTMENT   REALIZED       TOTAL          END      TOTAL     OF PERIOD    TO AVERAGE
                                           INCOME      GAINS     DISTRIBUTIONS   OF PERIOD   RETURN     (000'S)     NET ASSETS
                                         ----------   --------   -------------   ---------   ------   -----------   ----------

DIVERSIFIED EQUITY FUND (CLASS B)
  Year Ended June 30, 2004..............   $   --      $   --       $   --        $11.18     13.27%    $ 28,128        1.93%
  Year Ended June 30, 2003..............       --          --           --          9.87     (2.08)      27,431        1.98
  Year Ended June 30, 2002..............       --       (0.04)       (0.04)        10.08     (19.49)     39,421        1.98
  Year Ended June 30, 2001..............       --       (0.24)       (0.24)        12.56     (13.17)     45,451        1.95
  Year Ended June 30, 2000..............       --       (0.87)       (0.87)        14.70      4.23       55,227        1.95

BALANCED FUND (CLASS B)
  Year Ended June 30, 2004..............    (0.14)         --        (0.14)        12.65      7.67      176,001        1.89
  Year Ended June 30, 2003..............    (0.18)         --        (0.18)        11.88      3.09      185,901        1.89
  Year Ended June 30, 2002..............    (0.19)         --        (0.19)        11.71     (9.92)     224,235        1.89
  Year Ended June 30, 2001..............    (0.22)         --        (0.22)        13.20     (4.62)     275,132        1.89
  Year Ended June 30, 2000..............    (0.25)      (0.53)       (0.78)        14.06      4.67      298,355        1.88

EQUITY INDEX FUND (CLASS B)
  Year Ended June 30, 2004..............    (0.09)         --        (0.09)        25.95     17.47      349,686        1.35
  Year Ended June 30, 2003..............    (0.09)         --        (0.09)        22.17     (1.02)     342,599        1.35
  Year Ended June 30, 2002..............    (0.02)         --        (0.02)        22.50     (19.07)    415,408        1.35
  Year Ended June 30, 2001..............       --          --           --         27.83     (15.90)    556,225        1.35
  Year Ended June 30, 2000..............    (0.01)      (0.45)       (0.46)        33.09      5.80      691,700        1.35

MARKET EXPANSION INDEX FUND (CLASS B)
  Year Ended June 30, 2004..............       --          --           --         10.61     28.30       22,459        1.52
  Year Ended June 30, 2003..............       --       (0.02)       (0.02)         8.27     (3.36)      13,116        1.57
  Year Ended June 30, 2002..............       --       (0.04)       (0.04)         8.58     (2.75)      10,368        1.57
  Year Ended June 30, 2001..............       --       (0.96)       (0.96)         8.86      7.68        4,888        1.57
  Year Ended June 30, 2000..............       --       (2.73)       (2.73)         9.15     13.06        2,495        1.57

TECHNOLOGY FUND (CLASS B)
  Year Ended June 30, 2004..............       --          --           --          4.31     18.41        9,621        2.30
  Year Ended June 30, 2003..............       --          --           --          3.64      3.70        7,353        2.30
  Year Ended June 30, 2002..............       --          --           --          3.51     (40.00)      6,686        2.30
  July 29, 2000 to June 30, 2001 (b)....       --          --           --          5.85     (41.50)(c)     9,310      2.28(d)

HEALTH SCIENCES FUND (CLASS B)
  Year Ended June 30, 2004..............       --          --           --         10.67      6.27        9,945        2.35
  Year Ended June 30, 2003..............       --          --           --         10.04     14.63        7,678        2.35
  Year Ended June 30, 2002..............       --       (0.04)       (0.04)         8.75     (24.90)      6,635        2.35
  March 23, 2001 to June 30, 2001 (b)...       --          --           --         11.69     16.90(c)     3,170        2.33(d)

MARKET NEUTRAL FUND (CLASS B)
  Year Ended June 30, 2004..............       --       (0.03)       (0.03)        10.53      5.14       29,222        2.25(e)
  May 23, 2003 to June 30, 2003 (b).....       --          --           --         10.04      0.40(c)    12,389        2.25(d)(e)

INTERNATIONAL EQUITY INDEX FUND (CLASS
 B)
  Year Ended June 30, 2004..............    (0.06)         --        (0.06)        16.47     33.11       11,414        1.80
  Year Ended June 30, 2003..............       --          --           --         12.42     (7.11)       9,035        1.84
  Year Ended June 30, 2002..............    (0.05)         --        (0.05)        13.37     (12.39)     12,006        1.87
  Year Ended June 30, 2001..............       --       (0.05)       (0.05)        15.32     (25.54)     15,934        1.83
  Year Ended June 30, 2000..............       --       (0.29)       (0.29)        20.63     16.99       29,007        1.86

DIVERSIFIED INTERNATIONAL FUND (CLASS B)
  Year Ended June 30, 2004..............    (0.02)         --        (0.02)        12.71     27.45        9,996        2.04
  Year Ended June 30, 2003..............       --          --           --          9.99     (7.84)       4,310        2.08
  Year Ended June 30, 2002..............    (0.07)         --        (0.07)        10.84     (9.65)       6,670        2.05
  Year Ended June 30, 2001..............       --       (0.30)       (0.30)        12.07     (25.88)      9,175        2.05
  Year Ended June 30, 2000..............    (0.08)      (0.18)       (0.26)        16.60     19.77        7,269        2.05

                                                  RATIOS/SUPPLEMENTARY DATA:
                                          -----------------------------------------------
                                             RATIO OF         RATIO OF
                                          NET INVESTMENT      EXPENSES
                                            INCOME TO        TO AVERAGE
                                             AVERAGE           ASSETS         PORTFOLIO
                                            NET ASSETS     WITHOUT WAIVERS   TURNOVER (A)
                                          --------------   ---------------   ------------
DIVERSIFIED EQUITY FUND (CLASS B)
  Year Ended June 30, 2004..............      (0.28)%           1.94%            26.55%
  Year Ended June 30, 2003..............      (0.21)            1.99             26.95
  Year Ended June 30, 2002..............      (0.54)            1.99             14.29
  Year Ended June 30, 2001..............      (0.74)            1.96             21.92
  Year Ended June 30, 2000..............      (0.80)            1.95             37.98
BALANCED FUND (CLASS B)
  Year Ended June 30, 2004..............       1.03             2.04             33.28
  Year Ended June 30, 2003..............       1.56             2.04             26.30
  Year Ended June 30, 2002..............       1.52             2.04             24.92
  Year Ended June 30, 2001..............       1.56             2.01             37.61
  Year Ended June 30, 2000..............       1.79             1.99             57.08
EQUITY INDEX FUND (CLASS B)
  Year Ended June 30, 2004..............       0.37             1.55              4.65
  Year Ended June 30, 2003..............       0.46             1.60              6.74
  Year Ended June 30, 2002..............       0.10             1.60              6.68
  Year Ended June 30, 2001..............      (0.11)            1.58              9.72
  Year Ended June 30, 2000..............      (0.06)            1.57              7.89
MARKET EXPANSION INDEX FUND (CLASS B)
  Year Ended June 30, 2004..............      (0.41)            1.68             51.51
  Year Ended June 30, 2003..............      (0.40)            1.82             53.51
  Year Ended June 30, 2002..............      (0.56)            1.89             73.63
  Year Ended June 30, 2001..............      (0.41)            1.85             36.68
  Year Ended June 30, 2000..............      (0.23)            1.93             64.29
TECHNOLOGY FUND (CLASS B)
  Year Ended June 30, 2004..............      (1.90)            3.02             16.85
  Year Ended June 30, 2003..............      (1.91)            3.23             29.13
  Year Ended June 30, 2002..............      (2.03)            3.18             33.74
  July 29, 2000 to June 30, 2001 (b)....      (1.96)(d)         3.04(d)          76.53
HEALTH SCIENCES FUND (CLASS B)
  Year Ended June 30, 2004..............      (1.53)            2.88             47.28
  Year Ended June 30, 2003..............      (1.29)            3.13            106.72
  Year Ended June 30, 2002..............      (1.63)            3.10             67.68
  March 23, 2001 to June 30, 2001 (b)...      (1.65)(d)         7.24(d)           2.34
MARKET NEUTRAL FUND (CLASS B)
  Year Ended June 30, 2004..............      (1.65)(d)         2.55(e)         256.52
  May 23, 2003 to June 30, 2003 (b).....      (1.15)(d)         2.70(d)(e)        0.00
INTERNATIONAL EQUITY INDEX FUND (CLASS
 B)
  Year Ended June 30, 2004..............       0.45             1.82             12.69
  Year Ended June 30, 2003..............       0.47             1.86             11.72
  Year Ended June 30, 2002..............      (0.23)            1.87             13.60
  Year Ended June 30, 2001..............       0.10             1.85              6.75
  Year Ended June 30, 2000..............      (0.25)            1.86             13.85
DIVERSIFIED INTERNATIONAL FUND (CLASS B)
  Year Ended June 30, 2004..............       0.57             2.05             50.51
  Year Ended June 30, 2003..............       0.14             2.15             94.26
  Year Ended June 30, 2002..............      (0.33)            2.11            266.10
  Year Ended June 30, 2001..............       0.19             2.07             29.92
  Year Ended June 30, 2000..............      (0.21)            2.08             17.05

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 144

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT ACTIVITIES:
                                                      ---------------------------
                                                                    NET REALIZED
                                          NET ASSET      NET       AND UNREALIZED
                                           VALUE,     INVESTMENT       GAINS        TOTAL FROM
                                          BEGINNING     INCOME     (LOSSES) FROM    INVESTMENT
                                          OF PERIOD     (LOSS)      INVESTMENTS     ACTIVITIES
                                          ---------   ----------   --------------   ----------

SMALL CAP GROWTH FUND (CLASS C)
 Year Ended June 30, 2004...............   $ 8.34       $(0.14)        $ 2.89         $ 2.75
 Year Ended June 30, 2003...............     8.76        (0.07)         (0.35)         (0.42)
 Year Ended June 30, 2002...............    10.04        (0.10)         (1.18)         (1.28)
 Year Ended June 30, 2001...............    12.62        (0.10)         (1.09)         (1.19)
 Year Ended June 30, 2000...............    10.43           --           3.07           3.07

SMALL CAP VALUE FUND (CLASS C)
 Year Ended June 30, 2004...............    17.15        (0.13)          6.00           5.87
 Year Ended June 30, 2003...............    19.91        (0.04)         (1.73)         (1.77)
 Year Ended June 30, 2002...............    18.48        (0.01)          2.58           2.57
 Year Ended June 30, 2001...............    13.05         0.06           5.48           5.54
 Year Ended June 30, 2000...............    13.60         0.06          (0.55)         (0.49)

MID CAP GROWTH FUND (CLASS C)
 Year Ended June 30, 2004...............    17.65        (0.31)          3.73           3.42
 Year Ended June 30, 2003...............    17.86        (0.22)          0.01          (0.21)
 Year Ended June 30, 2002...............    21.36        (0.29)         (3.14)         (3.43)
 Year Ended June 30, 2001...............    29.09        (0.34)         (3.07)         (3.41)
 Year Ended June 30, 2000...............    25.04        (0.20)          8.33           8.13

MID CAP VALUE FUND (CLASS C)
 Year Ended June 30, 2004...............    13.21        (0.06)          3.77           3.71
 Year Ended June 30, 2003...............    15.09        (0.03)         (1.14)         (1.17)
 Year Ended June 30, 2002...............    16.57        (0.03)         (0.09)         (0.12)
 Year Ended June 30, 2001...............    13.35         0.02           3.90           3.92
 Year Ended June 30, 2000...............    14.80         0.03          (0.15)         (0.12)

DIVERSIFIED MID CAP FUND (CLASS C)*
 Year Ended June 30, 2004...............    14.85        (0.16)          3.26           3.10
 Year Ended June 30, 2003...............    15.49        (0.07)         (0.57)         (0.64)
 Year Ended June 30, 2002...............    17.99        (0.09)         (1.53)         (1.62)
 Year Ended June 30, 2001...............    32.36        (0.05)          2.01           1.96
 Year Ended June 30, 2000...............    40.92        (0.28)          3.80           3.52

LARGE CAP GROWTH FUND (CLASS C)
 Year Ended June 30, 2004...............    11.93        (0.14)          1.78           1.64
 Year Ended June 30, 2003...............    11.73        (0.09)          0.29           0.20
 Year Ended June 30, 2002...............    16.45        (0.17)         (4.55)         (4.72)
 Year Ended June 30, 2001...............    25.91        (0.30)         (8.26)         (8.56)
 Year Ended June 30, 2000...............    25.71        (0.10)          3.64           3.54

LARGE CAP VALUE FUND (CLASS C)
 Year Ended June 30, 2004...............    12.06         0.03           2.29           2.32
 Year Ended June 30, 2003...............    12.76         0.02          (0.70)         (0.68)
 Year Ended June 30, 2002...............    16.20        (0.04)         (3.23)         (3.27)
 Year Ended June 30, 2001...............    15.58        (0.03)          1.04           1.01
 Year Ended June 30, 2000...............    18.24        (0.01)         (1.15)         (1.16)

EQUITY INCOME FUND (CLASS C)
 Year Ended June 30, 2004...............    14.98         0.09           2.13           2.22
 Year Ended June 30, 2003...............    16.28         0.11          (0.81)         (0.70)
 Year Ended June 30, 2002...............    19.36         0.07          (2.00)         (1.93)
 Year Ended June 30, 2001...............    21.26         0.04           0.66           0.70
 Year Ended June 30, 2000...............    24.51         0.09          (2.27)         (2.18)

------------

* Per share numbers prior to November 17, 2000, have been adjusted to reflect a 4 for 1 reverse stock split.

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

--------------------------------------------------------------------------------

                                                                                                      RATIOS/SUPPLEMENTARY DATA:
                                                                                                      ------------------------
                                                    DISTRIBUTIONS:
                                         -------------------------------------   NET ASSET            NET ASSETS,    RATIO OF
                                            NET         NET                       VALUE,                  END        EXPENSES
                                         INVESTMENT   REALIZED       TOTAL          END      TOTAL     OF PERIOD    TO AVERAGE
                                           INCOME      GAINS     DISTRIBUTIONS   OF PERIOD   RETURN     (000'S)     NET ASSETS
                                         ----------   --------   -------------   ---------   ------   -----------   ----------

SMALL CAP GROWTH FUND (CLASS C)
  Year Ended June 30, 2004..............   $   --      $   --       $   --        $11.09     32.97%     $11,362        1.99%
  Year Ended June 30, 2003..............       --          --           --          8.34     (4.79)       6,166        2.03
  Year Ended June 30, 2002..............       --          --           --          8.76     (12.75)      2,819        2.05
  Year Ended June 30, 2001..............       --       (1.39)       (1.39)        10.04     (9.96)       1,496        2.04
  Year Ended June 30, 2000..............       --       (0.88)       (0.88)        12.62     31.27          770        2.05

SMALL CAP VALUE FUND (CLASS C)
  Year Ended June 30, 2004..............       --          --           --         23.02     34.23       52,934        1.98
  Year Ended June 30, 2003..............    (0.01)      (0.98)       (0.99)        17.15     (8.47)      30,383        2.00
  Year Ended June 30, 2002..............    (0.02)      (1.12)       (1.14)        19.91     14.68       35,923        1.98
  Year Ended June 30, 2001..............    (0.11)         --        (0.11)        18.48     42.55        1,531        1.98
  Year Ended June 30, 2000..............    (0.06)         --        (0.06)        13.05     (3.57)          50        1.94

MID CAP GROWTH FUND (CLASS C)
  Year Ended June 30, 2004..............       --          --           --         21.07     19.38       67,274        1.97
  Year Ended June 30, 2003..............       --          --           --         17.65     (1.18)      58,321        1.99
  Year Ended June 30, 2002..............       --       (0.07)       (0.07)        17.86     (16.08)     56,790        1.99
  Year Ended June 30, 2001..............       --       (4.32)       (4.32)        21.36     (14.39)     65,123        1.99
  Year Ended June 30, 2000..............       --       (4.08)       (4.08)        29.09     35.50       64,422        1.99

MID CAP VALUE (CLASS C)
  Year Ended June 30, 2004..............       --          --           --         16.92     28.08       23,155        1.94
  Year Ended June 30, 2003..............       --       (0.71)       (0.71)        13.21     (7.38)      17,722        1.99
  Year Ended June 30, 2002..............       --       (1.36)       (1.36)        15.09     (0.77)      12,349        1.97
  Year Ended June 30, 2001..............    (0.02)      (0.68)       (0.70)        16.57     30.32        2,807        1.96
  Year Ended June 30, 2000..............    (0.03)      (1.30)       (1.33)        13.35     (0.40)         169        1.97

DIVERSIFIED MID CAP FUND (CLASS C)*
  Year Ended June 30, 2004..............       --          --           --         17.95     20.88        7,055        1.94
  Year Ended June 30, 2003..............       --          --           --         14.85     (4.13)       5,882        1.96
  Year Ended June 30, 2002..............       --       (0.88)       (0.88)        15.49     (9.27)       3,239        1.97
  Year Ended June 30, 2001..............       --      (16.33)      (16.33)        17.99      5.24        1,809        1.97
  Year Ended June 30, 2000..............    (0.04)     (12.04)      (12.08)        32.36     12.83          109        1.86

LARGE CAP GROWTH FUND (CLASS C)
  Year Ended June 30, 2004..............       --          --           --         13.57     13.75       20,271        1.99
  Year Ended June 30, 2003..............       --          --           --         11.93      1.71       20,715        1.99
  Year Ended June 30, 2002..............       --          --           --         11.73     (28.69)     22,237        1.97
  Year Ended June 30, 2001..............       --       (0.90)       (0.90)        16.45     (34.19)     35,685        1.93
  Year Ended June 30, 2000..............       --       (3.34)       (3.34)        25.91     14.20       55,682        1.95

LARGE CAP VALUE FUND (CLASS C)
  Year Ended June 30, 2004..............    (0.03)         --        (0.03)        14.35     19.27        5,716        1.93
  Year Ended June 30, 2003..............    (0.02)         --        (0.02)        12.06     (5.33)       4,306        1.97
  Year Ended June 30, 2002..............       --       (0.17)       (0.17)        12.76     (20.35)      3,643        1.98
  Year Ended June 30, 2001..............       --       (0.39)       (0.39)        16.20      6.50        3,767        1.96
  Year Ended June 30, 2000..............    (0.01)      (1.49)       (1.50)        15.58     (6.63)       2,536        1.96

EQUITY INCOME FUND (CLASS C)
  Year Ended June 30, 2004..............    (0.11)      (0.52)       (0.63)        16.57     15.12        4,244        1.99
  Year Ended June 30, 2003..............    (0.12)      (0.48)       (0.60)        14.98     (4.02)       2,639        1.99
  Year Ended June 30, 2002..............    (0.09)      (1.06)       (1.15)        16.28     (10.52)      1,645        1.99
  Year Ended June 30, 2001..............    (0.08)      (2.52)       (2.60)        19.36      3.07        1,160        1.98
  Year Ended June 30, 2000..............    (0.13)      (0.94)       (1.07)        21.26     (9.10)       1,215        1.94

                                                  RATIOS/SUPPLEMENTARY DATA:
                                          -----------------------------------------------
                                             RATIO OF         RATIO OF
                                          NET INVESTMENT      EXPENSES
                                            INCOME TO        TO AVERAGE
                                             AVERAGE           ASSETS         PORTFOLIO
                                            NET ASSETS     WITHOUT WAIVERS   TURNOVER (A)
                                          --------------   ---------------   ------------
SMALL CAP GROWTH FUND (CLASS C)
  Year Ended June 30, 2004..............      (1.47)%           1.99%            62.46%
  Year Ended June 30, 2003..............      (1.43)            2.04             94.54
  Year Ended June 30, 2002..............      (1.65)            2.06            119.33
  Year Ended June 30, 2001..............      (1.59)            2.05            157.71
  Year Ended June 30, 2000..............      (1.24)            2.06            163.03
SMALL CAP VALUE FUND (CLASS C)
  Year Ended June 30, 2004..............      (0.65)            2.00             40.60
  Year Ended June 30, 2003..............      (0.29)            2.02             45.70
  Year Ended June 30, 2002..............      (0.34)            2.00             39.91
  Year Ended June 30, 2001..............       0.22             1.98             74.81
  Year Ended June 30, 2000..............       0.21             2.06            146.46
MID CAP GROWTH FUND (CLASS C)
  Year Ended June 30, 2004..............      (1.44)            1.98             47.66
  Year Ended June 30, 2003..............      (1.40)            2.06             70.87
  Year Ended June 30, 2002..............      (1.57)            2.07             83.02
  Year Ended June 30, 2001..............      (1.60)            2.02            127.02
  Year Ended June 30, 2000..............      (1.40)            1.99            181.78
MID CAP VALUE (CLASS C)
  Year Ended June 30, 2004..............      (0.35)            1.96             23.90
  Year Ended June 30, 2003..............      (0.35)            2.00             99.39
  Year Ended June 30, 2002..............      (0.43)            1.98            101.29
  Year Ended June 30, 2001..............      (0.33)            1.97            127.06
  Year Ended June 30, 2000..............      (0.10)            2.00            110.43
DIVERSIFIED MID CAP FUND (CLASS C)*
  Year Ended June 30, 2004..............      (0.89)            1.96             73.00
  Year Ended June 30, 2003..............      (0.71)            1.98             48.94
  Year Ended June 30, 2002..............      (0.84)            1.99             37.08
  Year Ended June 30, 2001..............      (0.77)            1.98             59.45
  Year Ended June 30, 2000..............      (0.72)            2.00             70.01
LARGE CAP GROWTH FUND (CLASS C)
  Year Ended June 30, 2004..............      (1.00)            2.01             46.12
  Year Ended June 30, 2003..............      (0.87)            2.13             60.12
  Year Ended June 30, 2002..............      (1.13)            2.07             69.07
  Year Ended June 30, 2001..............      (1.38)            2.00             73.36
  Year Ended June 30, 2000..............      (1.17)            1.95            123.21
LARGE CAP VALUE FUND (CLASS C)
  Year Ended June 30, 2004..............       0.25             1.94             32.36
  Year Ended June 30, 2003..............       0.13             1.98             84.63
  Year Ended June 30, 2002..............      (0.33)            1.99            125.65
  Year Ended June 30, 2001..............      (0.31)            1.96            127.66
  Year Ended June 30, 2000..............      (0.16)            1.96            131.95
EQUITY INCOME FUND (CLASS C)
  Year Ended June 30, 2004..............       0.59             2.01             14.75
  Year Ended June 30, 2003..............       0.82             2.02             16.80
  Year Ended June 30, 2002..............       0.34             2.01             17.03
  Year Ended June 30, 2001..............       0.25             2.00             13.44
  Year Ended June 30, 2000..............       0.37             2.01             15.82

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 146

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT ACTIVITIES:
                                                      ---------------------------
                                                                    NET REALIZED      REDEMPTION        CAPITAL
                                          NET ASSET      NET       AND UNREALIZED   FEES COLLECTED   CONTRIBUTIONS
                                           VALUE,     INVESTMENT       GAINS             FROM            FROM        TOTAL FROM
                                          BEGINNING     INCOME     (LOSSES) FROM    REDEMPTION OF     INVESTMENT     INVESTMENT
                                          OF PERIOD     (LOSS)      INVESTMENTS      FUND SHARES      ACTIVITIES     ACTIVITIES
                                          ---------   ----------   --------------   --------------   -------------   ----------
DIVERSIFIED EQUITY FUND (CLASS C)
 Year Ended June 30, 2004...............   $ 9.94       $(0.04)        $ 1.36           $  --            $  --         $ 1.32
 Year Ended June 30, 2003...............    10.15        (0.02)         (0.19)             --               --          (0.21)
 Year Ended June 30, 2002...............    12.65        (0.06)         (2.40)             --               --          (2.46)
 Year Ended June 30, 2001...............    14.80        (0.07)         (1.84)             --               --          (1.91)
 Year Ended June 30, 2000...............    15.06        (0.08)          0.69              --               --           0.61

BALANCED FUND (CLASS C)
 Year Ended June 30, 2004...............    11.87         0.13           0.77              --               --           0.90
 Year Ended June 30, 2003...............    11.71         0.17           0.17              --               --           0.34
 Year Ended June 30, 2002...............    13.20         0.19          (1.48)             --               --          (1.29)
 Year Ended June 30, 2001...............    14.06         0.22          (0.86)             --               --          (0.64)
 May 30, 2000 to June 30, 2000 (b)......    13.75         0.01           0.33              --               --           0.34

EQUITY INDEX FUND (CLASS C)
 Year Ended June 30, 2004...............    22.19         0.09           3.80              --               --           3.89
 Year Ended June 30, 2003...............    22.53         0.09          (0.34)             --               --          (0.25)
 Year Ended June 30, 2002...............    27.87         0.03          (5.34)             --               --          (5.31)
 Year Ended June 30, 2001...............    33.14        (0.02)         (5.25)             --               --          (5.27)
 Year Ended June 30, 2000...............    31.76         0.01           1.84              --               --           1.85

MARKET EXPANSION INDEX FUND (CLASS C)
 Year Ended June 30, 2004...............     8.08        (0.04)          2.32              --               --           2.28
 Year Ended June 30, 2003...............     8.39        (0.03)         (0.26)             --               --          (0.29)
 Year Ended June 30, 2002...............     8.66        (0.02)         (0.21)             --               --          (0.23)
 Year Ended June 30, 2001...............     8.96        (0.01)          0.67              --               --           0.66
 Year Ended June 30, 2000...............    10.57        (0.05)          1.15              --             0.02           1.12

TECHNOLOGY FUND (CLASS C)
 Year Ended June 30, 2004...............     3.64        (0.09)          0.77              --               --           0.68
 Year Ended June 30, 2003...............     3.52        (0.06)          0.18              --               --           0.12
 Year Ended June 30, 2002...............     5.86        (0.10)         (2.24)             --               --          (2.34)
 July 28, 2000 to June 30, 2001 (b).....    10.00        (0.09)         (4.05)             --               --          (4.14)

HEALTH SCIENCES FUND (CLASS C)
 Year Ended June 30, 2004...............    10.03        (0.14)          0.77              --               --           0.63
 Year Ended June 30, 2003...............     8.74        (0.10)          1.39              --               --           1.29
 Year Ended June 30, 2002...............    11.68        (0.17)         (2.73)             --               --          (2.90)
 March 23, 2001 to June 30, 2001 (b)....    10.00        (0.04)          1.72              --               --           1.68

MARKET NEUTRAL FUND (CLASS C)
 Year Ended June 30, 2004...............    10.04        (0.10)          0.62              --               --           0.52
 May 23, 2003 to June 30, 2003 (b)......    10.00        (0.01)          0.05              --               --           0.04

INTERNATIONAL EQUITY INDEX FUND (CLASS C)
 Year Ended June 30, 2004...............    12.87         0.07           4.18              --               --           4.25
 Year Ended June 30, 2003...............    13.85         0.06          (1.05)           0.01               --          (0.98)
 Year Ended June 30, 2002...............    15.87        (0.01)         (1.96)             --               --          (1.97)
 Year Ended June 30, 2001...............    21.39         0.03          (5.47)             --               --          (5.44)
 Year Ended June 30, 2000...............    18.55        (0.01)          3.14              --               --           3.13

DIVERSIFIED INTERNATIONAL FUND (CLASS C)
 Year Ended June 30, 2004...............     9.97         0.02           2.77              --               --           2.79
 Year Ended June 30, 2003...............    10.82           --(e)       (0.86)           0.01               --          (0.85)
 Year Ended June 30, 2002...............    12.05        (0.15)         (1.02)             --               --          (1.17)
 Year Ended June 30, 2001...............    16.57         0.02          (4.24)             --               --          (4.22)
 Year Ended June 30, 2000...............    14.08         0.11           2.67              --               --           2.78

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

(e) Amount is less than $0.01.

(f) Excludes dividend expense for securities sold short. Dividend expense was 0.88% and 0.98% of average net assets for the periods ended June 30, 2004, and 2003, respectively.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

--------------------------------------------------------------------------------

                                                                                                      RATIOS/SUPPLEMENTARY DATA:
                                                                                                      ------------------------
                                                    DISTRIBUTIONS:
                                         -------------------------------------   NET ASSET            NET ASSETS,    RATIO OF
                                            NET         NET                       VALUE,                  END        EXPENSES
                                         INVESTMENT   REALIZED       TOTAL          END      TOTAL     OF PERIOD    TO AVERAGE
                                           INCOME      GAINS     DISTRIBUTIONS   OF PERIOD   RETURN     (000'S)     NET ASSETS
                                         ----------   --------   -------------   ---------   ------   -----------   ----------

DIVERSIFIED EQUITY FUND (CLASS C)
  Year Ended June 30, 2004..............   $   --      $   --       $   --        $11.26     13.28%    $ 12,126        1.93%
  Year Ended June 30, 2003..............       --          --           --          9.94     (2.07)      14,077        1.98
  Year Ended June 30, 2002..............       --       (0.04)       (0.04)        10.15     (19.51)     14,698        1.98
  Year Ended June 30, 2001..............       --       (0.24)       (0.24)        12.65     (13.15)     18,450        1.95
  Year Ended June 30, 2000..............       --       (0.87)       (0.87)        14.80      4.27       16,780        1.95

BALANCED FUND (CLASS C)
  Year Ended June 30, 2004..............    (0.14)         --        (0.14)        12.63      7.62        6,377        1.89
  Year Ended June 30, 2003..............    (0.18)         --        (0.18)        11.87      3.03        3,823        1.89
  Year Ended June 30, 2002..............    (0.20)         --        (0.20)        11.71     (9.88)       2,853        1.89
  Year Ended June 30, 2001..............    (0.22)         --        (0.22)        13.20     (4.58)       1,492        1.89
  May 30, 2000 to June 30, 2000 (b).....    (0.03)         --        (0.03)        14.06      2.44(c)       763        1.89(d)

EQUITY INDEX FUND (CLASS C)
  Year Ended June 30, 2004..............    (0.09)         --        (0.09)        25.99     17.51      120,502        1.35
  Year Ended June 30, 2003..............    (0.09)         --        (0.09)        22.19     (1.05)     105,797        1.35
  Year Ended June 30, 2002..............    (0.03)         --        (0.03)        22.53     (19.06)    112,262        1.35
  Year Ended June 30, 2001..............       --          --           --         27.87     (15.90)    130,295        1.35
  Year Ended June 30, 2000..............    (0.02)      (0.45)       (0.47)        33.14      5.84      133,030        1.35

MARKET EXPANSION INDEX FUND (CLASS C)
  Year Ended June 30, 2004..............       --          --           --         10.36     28.22       16,679        1.53
  Year Ended June 30, 2003..............       --       (0.02)       (0.02)         8.08     (3.44)      10,698        1.57
  Year Ended June 30, 2002..............       --       (0.04)       (0.04)         8.39     (2.69)       6,431        1.56
  Year Ended June 30, 2001..............       --       (0.96)       (0.96)         8.66      7.78        1,046        1.57
  Year Ended June 30, 2000..............       --(e)    (2.73)       (2.73)         8.96     13.11          180        1.57

TECHNOLOGY FUND (CLASS C)
  Year Ended June 30, 2004..............       --          --           --          4.32     18.41        1,192        2.30
  Year Ended June 30, 2003..............       --          --           --          3.64      3.41          917        2.30
  Year Ended June 30, 2002..............       --          --           --          3.52     (39.93)        739        2.30
  July 28, 2000 to June 30, 2001 (b)....       --          --           --          5.86     (41.40)(c)     1,140      2.28(d)

HEALTH SCIENCES FUND (CLASS C)
  Year Ended June 30, 2004..............       --          --           --         10.66      6.28        1,119        2.35
  Year Ended June 30, 2003..............       --          --           --         10.03     14.76          581        2.35
  Year Ended June 30, 2002..............       --       (0.04)       (0.04)         8.74     (24.92)        480        2.35
  March 23, 2001 to June 30, 2001 (b)...       --          --           --         11.68     16.80(c)       452        2.35(d)

MARKET NEUTRAL FUND (CLASS C)
  Year Ended June 30, 2004..............       --       (0.03)       (0.03)        10.53      5.14      186,136        2.25(f)
  May 23, 2003 to June 30, 2003 (b).....       --          --           --         10.04      0.40(c)    54,094        2.25(d)(f)

INTERNATIONAL EQUITY INDEX FUND (CLASS
 C)
  Year Ended June 30, 2004..............    (0.07)         --        (0.07)        17.05     33.02       10,419        1.80
  Year Ended June 30, 2003..............       --          --           --         12.87     (7.08)       7,306        1.84
  Year Ended June 30, 2002..............    (0.05)         --        (0.05)        13.85     (12.43)      8,502        1.87
  Year Ended June 30, 2001..............    (0.03)      (0.05)       (0.08)        15.87     (25.50)      9,908        1.83
  Year Ended June 30, 2000..............       --       (0.29)       (0.29)        21.39     16.92       11,442        1.86

DIVERSIFIED INTERNATIONAL FUND (CLASS C)
  Year Ended June 30, 2004..............    (0.05)         --        (0.05)        12.71     28.02        1,514        2.04
  Year Ended June 30, 2003..............       --          --           --          9.97     (7.86)         317        2.08
  Year Ended June 30, 2002..............    (0.06)         --        (0.06)        10.82     (9.69)         543        2.05
  Year Ended June 30, 2001..............       --       (0.30)       (0.30)        12.05     (25.87)        844        2.05
  Year Ended June 30, 2000..............    (0.11)      (0.18)       (0.29)        16.57     19.76          729        2.06

                                                  RATIOS/SUPPLEMENTARY DATA:
                                          -----------------------------------------------
                                             RATIO OF         RATIO OF
                                          NET INVESTMENT      EXPENSES
                                            INCOME TO        TO AVERAGE
                                             AVERAGE           ASSETS         PORTFOLIO
                                            NET ASSETS     WITHOUT WAIVERS   TURNOVER (A)
                                          --------------   ---------------   ------------
DIVERSIFIED EQUITY FUND (CLASS C)
  Year Ended June 30, 2004..............      (0.28)%           1.94%            26.55%
  Year Ended June 30, 2003..............      (0.21)            1.99             26.95
  Year Ended June 30, 2002..............      (0.54)            1.99             14.29
  Year Ended June 30, 2001..............      (0.74)            1.96             21.92
  Year Ended June 30, 2000..............      (0.82)            1.95             37.98
BALANCED FUND (CLASS C)
  Year Ended June 30, 2004..............       1.01             2.04             33.28
  Year Ended June 30, 2003..............       1.54             2.04             26.30
  Year Ended June 30, 2002..............       1.52             2.04             24.92
  Year Ended June 30, 2001..............       1.56             2.00             37.61
  May 30, 2000 to June 30, 2000 (b).....       1.25(d)          2.01(d)          57.08
EQUITY INDEX FUND (CLASS C)
  Year Ended June 30, 2004..............       0.36             1.54              4.65
  Year Ended June 30, 2003..............       0.46             1.60              6.74
  Year Ended June 30, 2002..............       0.10             1.60              6.68
  Year Ended June 30, 2001..............      (0.11)            1.58              9.72
  Year Ended June 30, 2000..............      (0.06)            1.57              7.89
MARKET EXPANSION INDEX FUND (CLASS C)
  Year Ended June 30, 2004..............      (0.41)            1.68             51.51
  Year Ended June 30, 2003..............      (0.40)            1.82             53.51
  Year Ended June 30, 2002..............      (0.56)            1.86             73.63
  Year Ended June 30, 2001..............      (0.42)            1.85             36.68
  Year Ended June 30, 2000..............      (0.24)            1.93             64.29
TECHNOLOGY FUND (CLASS C)
  Year Ended June 30, 2004..............      (1.90)            3.02             16.85
  Year Ended June 30, 2003..............      (1.91)            3.23             29.13
  Year Ended June 30, 2002..............      (2.03)            3.20             33.74
  July 28, 2000 to June 30, 2001 (b)....      (1.96)(d)         3.03(d)          76.53
HEALTH SCIENCES FUND (CLASS C)
  Year Ended June 30, 2004..............      (1.52)            2.88             47.28
  Year Ended June 30, 2003..............      (1.30)            3.13            106.72
  Year Ended June 30, 2002..............      (1.62)            3.19             67.68
  March 23, 2001 to June 30, 2001 (b)...      (1.60)(d)         6.66(d)           2.34
MARKET NEUTRAL FUND (CLASS C)
  Year Ended June 30, 2004..............      (1.64)            2.52(f)         256.52
  May 23, 2003 to June 30, 2003 (b).....      (1.16)(d)         2.70(d)(f)        0.00
INTERNATIONAL EQUITY INDEX FUND (CLASS
 C)
  Year Ended June 30, 2004..............       0.48             1.82             12.69
  Year Ended June 30, 2003..............       0.52             1.86             11.72
  Year Ended June 30, 2002..............      (0.21)            1.87             13.60
  Year Ended June 30, 2001..............       0.21             1.85              6.75
  Year Ended June 30, 2000..............      (0.17)            2.06             13.85
DIVERSIFIED INTERNATIONAL FUND (CLASS C)
  Year Ended June 30, 2004..............       0.68             2.05             50.51
  Year Ended June 30, 2003..............       0.04             2.15             94.26
  Year Ended June 30, 2002..............      (0.35)            2.11            266.10
  Year Ended June 30, 2001..............       0.14             2.07             29.92
  Year Ended June 30, 2000..............       0.30             2.09             17.05

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

 148

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Small Cap Growth Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Diversified Mid Cap Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Equity Income Fund, the Diversified Equity Fund, the Balanced Fund, the Equity Index Fund, the Market Expansion Index Fund, the Technology Fund, the Health Sciences Fund, the Market Neutral Fund, the International Equity Index Fund, and the Diversified International Fund, (individually a "Fund", collectively the "Funds") only.

   The Trust has an unlimited number of shares of beneficial interest, with no par value which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-three series and six classes of shares: Class I, Class A, Class B, Class C, Administrative Class, and Class S. The Funds are each authorized to issue Class I, Class A, Class B, and Class C shares only. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Listed securities are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not available are valued at the mean of the latest bid and ask price in the principal market where such securities are normally traded. Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. Investments for which the above valuation procedures are inappropriate, when valuations are not readily available or when valuations are deemed not to reflect fair value are stated at fair value as determined in good faith under procedures approved by the Board of Trustees. In addition, if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Funds' net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Board of Trustees. Management identifies possible fluctuations in international securities by monitoring the rise or fall in the value of a designated benchmark index. In the event of a rise or fall greater than predetermined levels, the International Equity Index Fund and the Diversified International Fund may use a systematic valuation model provided by an independent third party to value its international equity securities.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

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NOTES TO FINANCIAL STATEMENTS, CONTINUED

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as options, futures, and sales of forward foreign currency contracts may involve risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract, and changes in the value of currency relative to the U.S. dollar. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities held or planned to be purchased by the Funds.

     FOREIGN CURRENCY TRANSLATION

     Investment valuations, other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are converted into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. Appreciation or depreciation from investments due to fluctuations in foreign currency exchange rates is not separately disclosed. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     FORWARD FOREIGN CURRENCY CONTRACTS

     Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. Purchases and sales of forward foreign currency contracts having the same settlement date are presented net on the Statement of Assets and Liabilities. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contract settlement date. Gains or losses from the sale of forward foreign currency contracts having the same settlement date are recorded as realized on the date of offset; otherwise gains or losses are recorded as realized on settlement date.

     FUTURES CONTRACTS

     The Funds (except the Market Neutral Fund) may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the appreciation or depreciation is realized.

     Upon entering into a futures contract, the Funds are required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount. This is known as the initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuations in fair value of the underlying index. The Funds recognize a gain or loss equal to the variation margin.

     The following is a summary of futures outstanding as of June 30, 2004:

                                                                                                       CURRENT
                                                                                           OPENING     MARKET
                                                                             NUMBER OF    POSITIONS     VALUE
       FUND                                           CONTRACT TYPE          CONTRACTS      (000)       (000)
       ----                                           -------------          ---------    ---------    -------
       Equity Index Fund......................  S&P 500,                         71        19,620      20,242
                                                  December 2003 Futures

       Market Expansion Index.................  S&P Mid 400,                     59         3,518       3,589
                                                  September 2003 Futures

                                                Russell Mini Index               25         1,427       1,481
                                                  September 2003 Futures

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                                                                                       CURRENT
                                                                                           OPENING     MARKET
                                                                             NUMBER OF    POSITIONS     VALUE
       FUND                                           CONTRACT TYPE          CONTRACTS      (000)       (000)
       ----                                           -------------          ---------    ---------    -------
       International Equity Index Fund........  CAC-40 Euro,                     31         1,423       1,419
                                                  September 2003 Futures

                                                Dax Index,                       26         3,182       3,239
                                                  September 2003 Futures

                                                Topix Index,                     71         7,592       7,767
                                                  September 2003 Futures

                                                DJ Euro Stoxx 50,               337        11,453      11,576
                                                  September 2003 Futures

                                                FTSE 100 Index,                  61         4,963       4,961
                                                  September 2003 Futures

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor"), an indirect wholly-owned subsidiary of Bank One Corporation, to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is valued at cost and the underlying collateral is valued at or above the value of the repurchase agreement plus accrued interest. The Fund requires that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds, along with certain other affiliates of the Funds, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements which are fully collateralized by U.S. Treasury or U.S. government agency obligations with counterparties approved by the Board of Trustees, consistent with the Fund's investment policy.

     SHORT SALES

     The Market Neutral Fund is authorized to engage in short-selling of equity securities. A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of a decline in the market price of the securities. To complete a short sale, the Fund will arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker as collateral until the Fund replaces the borrowed securities at their prevailing market value sometime in the future. In addition to the sale proceeds retained by the broker, the Fund's custodian maintains a segregated account of securities and cash as collateral for short sales. This segregated account includes the securities held long as shown in the Schedule of Portfolio Investments. Short sale transactions result in off-balance sheet risk because the ultimate obligation may exceed the amount shown in the accompanying statement of assets and liabilities. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates.

     SECURITIES LENDING

     To generate additional income, each Fund (except the Market Neutral Fund) may lend up to 33 1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The cash collateral received by the Funds was pooled and at June 30, 2004 was invested in Commercial Paper (with interest rates ranging from 1.05% to 1.25% and maturity dates ranging from July 2004 to January 2005), Repurchase Agreements (with interest rates ranging from 1.30% to 1.62% and maturity dates of July 1, 2004), and Master Notes (with interest rates ranging from

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
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

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     1.04% to 1.76% and maturity dates ranging from July 2004 to January 2007). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral, a portion of which is retained by the Advisor. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. Bank One Trust Company, N.A., an affiliate of the Advisor, serves as sub-custodian for the securities lending program. Bank One Trust Company, N.A. receives a sub-custody fee based on the value of collateral received from borrowers. As of June 30, 2004, the following Funds had securities with the following market values on loan and for the fiscal year then ended, these Funds paid the following amounts to Bank One Trust Company, N.A. (amounts in thousands):

                                                                                      MARKET         MARKET
                                                                                       VALUE         VALUE
                                                                     SUB-CUSTODY        OF         OF LOANED
       FUND                                                           FEES PAID     COLLATERAL*    SECURITIES
       ----                                                          -----------    -----------    ----------
       Small Cap Growth Fund.......................................     $ 89         $ 87,337       $ 85,617

       Small Cap Value Fund........................................       94          108,494        106,358

       Mid Cap Growth Fund.........................................      287          307,139        301,090

       Mid Cap Value Fund..........................................      135          103,739        101,696

       Diversified Mid Cap Fund....................................       85           69,583         68,213

       Large Cap Growth Fund.......................................       93           27,825         27,277

       Large Cap Value Fund........................................       52           18,498         18,134

       Equity Income Fund..........................................       21           17,118         16,780

       Diversified Equity..........................................       82          121,253        118,865

       Balanced Fund...............................................       33           54,811         54,045

       Equity Index................................................      175          144,204        141,364

       Market Expansion Index Fund.................................       23           32,380         31,743

       Technology Fund.............................................        2              590            579

       Health Sciences.............................................        2            1,643          1,610

       International Equity Index Fund.............................      220          171,227        162,910

       Diversified International Fund..............................      243          157,183        149,550

     -----------------
     * Includes securities and cash collateral.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
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NOTES TO FINANCIAL STATEMENTS, CONTINUED

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly except for the Market Neutral Fund, the Technology Fund, the Health Sciences Fund, the International Equity Index Fund, and the Diversified International Fund which declare and pay dividends, if any, at least annually and the Equity Income Fund and the Balanced Fund which declare and pay dividends monthly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards, foreign currency transactions, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain funds also utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

     All shares of the Technology Fund, the Health Sciences Fund, the International Equity Index Fund, and the Diversified International Fund held for less than 90 days are subject to a redemption fee of 2.00%, based on the redeemed share's market value. With respect to the Technology Fund and the Health Sciences Fund, the redemption fee only applied to shares purchased on or after April 1, 2004. Redemption fees are paid directly to the applicable Fund. The amount collected for the year is included in Capital reported in the Statements of Assets and Liabilities.

     FEDERAL INCOME TAXES

     The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to shareholders. Therefore, no federal income tax provision is required.

3. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to a fee, computed daily and paid monthly, at the annual rate of 0.74% of the average daily net assets on the first $1.5 billion, 0.70% of the average daily net assets on the next $500 million, 0.65% of the average daily net assets on the next $3.5 billion, and 0.60% of the average daily net assets over $5.5 billion of the Small Cap Growth Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Diversified Mid Cap Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Equity Income Fund, and the Diversified Equity Fund; 0.65% of the average daily net assets of the Balanced Fund; 0.30% of the average daily net assets of the Equity Index Fund; 0.35% of the average daily net assets of the Market Expansion Index Fund; 1.00% of the average daily net assets of the Technology Fund; 0.85% of the average daily net assets of the Health Sciences Fund; 1.25% of the average daily net assets of the Market Neutral Fund; 0.55% of the average daily net assets of the International Equity Index Fund; and 0.80% of the average daily net assets of the Diversified International Fund.

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an affiliate of Bank One Corporation, are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust average daily net assets (excluding the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund (the "Investor Funds") and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
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NOTES TO FINANCIAL STATEMENTS, CONTINUED

   daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

   The Trust and One Group Dealer Services, Inc., (the "Distributor"), an affiliate of Bank One Corporation, are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B shares and Class C shares of each of the Funds. Currently, the Distributor has contractually agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A shares of each Fund. For the period ended June 30, 2004, the Distributor received $10,443,605 from commissions earned on sales of Class A shares and redemption of Class B shares and Class C shares, of which, the Distributor re-allowed $1,586,674 to affiliated broker-dealers of the Funds.

   The Advisor, the Administrator, and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses, through October 31, 2004, to the following funds and amounts:

    FUND                                                          CLASS I    CLASS A     CLASS B    CLASS C
    ----                                                          -------    -------     -------    -------
    Small Cap Value Fund........................................   1.00%       1.25%      2.00%       2.00%

    Mid Cap Growth Fund.........................................    .99        1.24       1.99        1.99

    Mid Cap Value Fund..........................................    .99        1.24       1.99        1.99

    Large Cap Growth Fund.......................................    .99        1.24       1.99        1.99

    Equity Income Fund..........................................    .99        1.24       1.99        1.99

    Balanced Fund...............................................    .89        1.14       1.89        1.89

    Equity Index Fund...........................................    .35         .60       1.35        1.35

    Market Expansion Index Fund.................................    .57         .82       1.57        1.57

    Technology Fund.............................................   1.30        1.55       2.30        2.30

    Health Sciences Fund........................................   1.35        1.60       2.35        2.35

    Market Neutral Fund.........................................   1.50        1.75       2.50        2.50

    Diversified International Fund..............................   1.10        1.35       2.10        2.10

   Waivers in addition to those in the table above are considered voluntary.

   When the Funds invest in One Group Money Market Funds, the Advisor and the Administrator will waive a portion of its fees to eliminate duplication of fees. These waivers effectively reduce the advisory and administrative fees paid by the Funds, and are reflected in waivers on the Statements of Operations.

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

4. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) for the period ended June 30, 2004, were as follows (amounts in thousands):

    FUND                                                          PURCHASES       SALES
    ----                                                          ---------       -----
    Small Cap Growth Fund.......................................  $  418,202    $  386,978

    Small Cap Value Fund........................................     400,209       373,133

    Mid Cap Growth Fund.........................................   1,157,831     1,221,378

    Mid Cap Value Fund..........................................     406,287       429,291

    Diversified Mid Cap Fund....................................     766,243       867,107

    Large Cap Growth Fund.......................................     983,030     1,056,120

    Large Cap Value Fund........................................     513,208       440,687

    Equity Income Fund..........................................      69,374       110,307

    Diversified Equity Fund.....................................     495,823       555,148

    Balanced Fund...............................................     112,938       143,664

    Equity Index Fund...........................................     130,353       263,599

    Market Expansion Index Fund.................................     236,233       118,327

    Technology Fund.............................................       5,720         6,553

    Health Sciences Fund........................................      14,851         9,306

    Market Neutral Fund.........................................   1,750,484     1,229,958

    International Equity Index Fund.............................     160,858        86,266

    Diversified International Fund..............................     522,958       439,683

5. FINANCING ARRANGEMENT:

   The Trust and State Street Bank and Trust Company ("State Street") have a financing arrangement. Under this arrangement, State Street provides an unsecured uncommitted credit facility in the aggregate amount of $100 million which expires November 23, 2004. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by State Street at the time of borrowing (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, there were no loans outstanding.

6. INTERFUND LENDING ARRANGEMENT:

   The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other Fund within the Trust at rates beneficial to both the borrowing and lending funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined by averaging the current repurchase agreement rate and the current bank loan rate (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, there were no loans outstanding.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
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7. FEDERAL TAX INFORMATION:

   The following Funds' net long term capital gains designated for federal income tax purposes differs from the amounts below due to utilization of earnings and profits distributed to shareholders on redemption of shares. (amounts in thousands):

    FUND                                                            AMOUNT
    ----                                                            ------
    Small Cap Value Fund........................................    $ 1,896

    Diversified Mid Cap Fund....................................        102

    Equity Income Fund..........................................     16,883

   The tax character of distributions paid during the fiscal year ended June 30, 2004 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                             DISTRIBUTIONS PAID FROM:
                                             -------------------------
                                                               NET
                                                 NET        LONG TERM         TOTAL        TAX RETURN        TOTAL
                                             INVESTMENT      CAPITAL         TAXABLE           OF        DISTRIBUTIONS
                                               INCOME         GAINS       DISTRIBUTIONS     CAPITAL          PAID
                                             ----------     ----------    -------------    ----------    -------------
    Small Cap Value Fund...................    $ 2,790       $    --         $ 2,790        $    --         $ 2,790

    Mid Cap Value Fund.....................      8,069            --           8,069             --           8,069

    Diversified Mid Cap Fund...............        878            97             975             --             975

    Large Cap Value Fund...................     15,539            --          15,539             --          15,539

    Equity Income Fund.....................      6,576        16,539          23,115         (1,564)         21,551

    Diversified Equity Fund................     12,550            --          12,550             --          12,550

    Balanced Fund..........................      5,174            --           5,174             --           5,174

    Equity Index Fund......................     32,274            --          32,274             --          32,274

    Market Expansion Index Fund............        748            --             748             --             748

    Market Neutral Fund....................      1,402            --           1,402             --           1,402

    International Equity Index Fund........      8,221            --           8,221             --           8,221

    Diversified International Fund.........      8,561            --           8,561             --           8,561

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 156

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The tax character of distributions paid during the fiscal year ended June 30, 2003 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                             DISTRIBUTIONS PAID FROM:
                                             -------------------------
                                                               NET
                                                 NET        LONG TERM         TOTAL        TAX RETURN        TOTAL
                                             INVESTMENT      CAPITAL         TAXABLE           OF        DISTRIBUTIONS
                                               INCOME         GAINS       DISTRIBUTIONS     CAPITAL          PAID
                                             ----------     ----------    -------------    ----------    -------------
    Small Cap Value Fund...................    $ 8,251       $32,698         $40,949        $    --         $40,949

    Mid Cap Value Fund.....................      6,896        69,708          76,604             --          76,604

    Diversified Mid Cap Fund...............      1,813            --           1,813             --           1,813

    Large Cap Value Fund...................     11,853            --          11,853             --          11,853

    Equity Income Fund.....................      7,202        15,336          22,538             --          22,538

    Diversified Equity Fund................     11,086            --          11,086             --          11,086

    Balanced Fund..........................      6,874            --           6,874             --           6,874

    Equity Index Fund......................     28,826            --          28,826             --          28,826

    Market Expansion Index Fund............        277           178             455             --             455

    International Equity Index Fund........      1,774            --           1,774             --           1,774

    Diversified International Fund.........      2,383            --           2,383             --           2,383

   As of June 30, 2004 the components of accumulated earnings/(deficit) on a tax basis was as follows: (The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.) (amounts in thousands):

                                            UNDISTRIBUTED
                            UNDISTRIBUTED     LONG-TERM                                   ACCUMULATED      UNREALIZED
                              ORDINARY         CAPITAL      ACCUMULATED   DISTRIBUTIONS   CAPITAL AND    APPRECIATION/
                               INCOME           GAINS        EARNINGS        PAYABLE      OTHER LOSSES   (DEPRECIATION)
                            -------------   -------------   -----------   -------------   ------------   --------------
    Small Cap Growth
      Fund.................    $    --         $    --        $    --        $    --       $ (47,238)      $  190,000

    Small Cap Value Fund...         86          67,178         67,264           (100)             --          228,870

    Mid Cap Growth Fund....         --              --             --             --        (398,871)         611,296

    Mid Cap Value Fund.....      4,143              --          4,143         (4,022)         (5,298)         464,408

    Diversified Mid Cap
      Fund.................         --          12,442         12,442             --              --          252,444

    Large Cap Growth Fund..         --              --             --             --        (802,181)         462,949

    Large Cap Value Fund...      4,756              --          4,756         (4,784)       (163,567)         232,196

    Equity Income Fund.....        473          16,277         16,750           (417)             --          226,690

    Diversified Equity
      Fund.................      3,166              --          3,166         (3,090)       (162,216)         368,214

    Balanced Fund..........        372              --            372           (355)        (32,430)          46,050

    Equity Index Fund......      8,033              --          8,033         (7,781)       (226,882)       1,017,490

    Market Expansion Index
      Fund.................        966           7,301          8,267           (374)             --           54,264

    Technology Fund........         --              --             --             --         (33,157)          (6,467)


                                   TOTAL
                                ACCUMULATED
                             EARNINGS/(DEFICIT)
                             ------------------
    Small Cap Growth
      Fund.................       $142,762
    Small Cap Value Fund...        296,034
    Mid Cap Growth Fund....        212,425
    Mid Cap Value Fund.....        459,231
    Diversified Mid Cap
      Fund.................        264,886
    Large Cap Growth Fund..       (339,232)
    Large Cap Value Fund...         68,601
    Equity Income Fund.....        243,023
    Diversified Equity
      Fund.................        206,074
    Balanced Fund..........         13,637
    Equity Index Fund......        790,860
    Market Expansion Index
      Fund.................         62,157
    Technology Fund........        (39,624)

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

                                            UNDISTRIBUTED
                            UNDISTRIBUTED     LONG-TERM                                   ACCUMULATED      UNREALIZED
                              ORDINARY         CAPITAL      ACCUMULATED   DISTRIBUTIONS   CAPITAL AND    APPRECIATION/
                               INCOME           GAINS        EARNINGS        PAYABLE      OTHER LOSSES   (DEPRECIATION)
                            -------------   -------------   -----------   -------------   ------------   --------------
    Health Sciences Fund...         --              --             --             --          (2,445)           2,565

    Market Neutral Fund....     13,377             869         14,246             --              --           20,275

    International Equity
      Index Fund...........     12,664              --         12,664             --         (50,892)         160,725

    Diversified
      International Fund...     13,794              --         13,794             --        (106,474)         208,021


                                   TOTAL
                                ACCUMULATED
                             EARNINGS/(DEFICIT)
                             ------------------
    Health Sciences Fund...            120
    Market Neutral Fund....         34,521
    International Equity
      Index Fund...........        122,497
    Diversified
      International Fund...        115,341

   As of June 30, 2004, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

                                                                EXPIRES
                                            -----------------------------------------------
    FUND                                     2008     2009       2010      2011      2012      TOTAL
    ----                                    ------   -------   --------   -------   -------   --------
    Small Cap Growth Fund.................  $   --   $    --   $  9,273   $37,965   $    --   $ 47,238

    Mid Cap Growth Fund...................      --        --    177,795   171,638    49,438    398,871

    Mid Cap Value Fund....................      --        --         --     5,298        --      5,298

    Large Cap Growth Fund.................      --        --    467,738   334,443        --    802,181

    Large Cap Value Fund..................      --        --     14,313   107,433    41,821    163,567

    Diversified Equity Fund...............      --        --      1,058    96,825    41,171    139,054

    Balanced Fund.........................   2,689        --        246    17,662    10,708     31,305

    Equity Index Fund.....................      --    26,844     55,761   103,547    12,692    198,844

    Technology Fund.......................      --        --     12,215    10,717     8,131     31,063

    Health Sciences Fund..................      --        --         --     2,445        --      2,445

    International Equity Index Fund.......      --        --     19,034    19,745    12,113     50,892

    Diversified International Fund........      --     9,658     25,779    59,500    11,537    106,474

   Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the period ended June 30, 2004, the Funds deferred to July 1, 2004 post October capital losses of (amounts in thousands):

                                                                    CAPITAL LOSSES
                                                                    --------------
    Diversified Equity Fund.....................................       $23,162

    Balanced Fund...............................................         1,125

    Equity Index Fund...........................................        28,037

    Technology Fund.............................................         2,094

   The International Equity Index Fund and the Diversified International Fund intend to elect to pass through to shareholders the income tax credit for taxes paid to foreign countries. Foreign source income and foreign tax expense per outstanding share on June 30, 2004 are as follows (unaudited):

                                                                  FOREIGN SOURCE    FOREIGN TAX
    FUND                                                              INCOME          EXPENSE
    ----                                                          --------------    -----------
    International Equity Index Fund.............................       0.36            0.04

    Diversified International Fund..............................       0.33            0.03

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 158

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The pass-through of the foreign tax credit will only affect those persons who are shareholders on the dividend record date in December 2004. These shareholders will receive more detailed information along with their 2004 Form 1099-DIV.

8. OTHER FEDERAL TAX INFORMATION (UNAUDITED):

   For the period ended June 30, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

   For the period ended June 30, 2004, the following Funds paid qualified dividend income of (amounts in thousands):

    FUND                                                             AMOUNT
    ----                                                             ------
    Small Cap Value Fund........................................    $  2,275

    Mid Cap Value Fund..........................................      10,079

    Diversified Mid Cap Fund....................................         528

    Large Cap Value Fund........................................      17,399

    Equity Income Fund..........................................       9,206

    Diversified Equity Fund.....................................      12,755

    Balanced Fund...............................................       3,425

    Equity Index Fund...........................................      32,615

    Market Expansion Index Fund.................................       1,006

    Market Neutral Fund.........................................       1,402

    International Equity Index Fund.............................       8,221

    Diversified International Fund..............................       8,561

   The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

    FUND                                                            AMOUNT
    ----                                                            ------
    Small Cap Value Fund........................................     100%

    Mid Cap Value Fund..........................................     100

    Diversified Mid Cap Fund....................................     100

    Large Cap Value Fund........................................     100

    Equity Income Fund..........................................     100

    Diversified Equity Fund.....................................     100

    Balanced Fund...............................................      66

    Equity Index Fund...........................................     100

    Market Expansion Index Fund.................................     100

    Market Neutral Fund.........................................      26

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

9. LEGAL MATTERS:

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC and other related parties (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with respect to certain mutual funds, including certain Funds of the Trust. In addition, as part of its inquiry of mutual fund practices, the staff of the SEC conducted an examination of the Trust and an investigation of Banc One Investment Advisors Corporation ("BOIA"), advisor to the Trust.

   Immediately following the filing of the Canary Complaint, Bank One and the Trust's Board of Trustees launched an internal review in response to these and other allegations. Additionally, the Board of Trustees established a Special Review Committee to assist it in overseeing the review, as well as regulatory inquires and litigation relating to the issues raised in the Canary Complaint.

   On June 29, 2004, the Advisor entered into agreements with the NYAG and the SEC in resolution of investigations conducted by the NYAG and the SEC into market timing of certain Funds of the Trust, possible late trading of certain Funds of the Trust and related matters. In its settlement with the SEC, without admitting or denying the findings set forth therein, the Advisor consented to the entry of an order by the SEC (the "SEC Order ") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order, the Advisor or its affiliates will pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. The Advisor will identify at a later date those Funds whose management fees will be reduced pursuant to the settlement agreement with the NYAG. In addition, the Advisor has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Trust's Board of Trustees (the "Board ") and its chairman, and to ensure compliance with applicable federal securities laws,
   (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act ") and the Investment Company Act of 1940 (the "1940 Act "), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   As of June 30, 2004, a number of civil lawsuits, including purported class actions and purported shareholder derivative suits, have been filed against Bank One, the Advisor, the Trust, its Trustees, certain Funds of the Trust, and certain related parties. The lawsuits allege various violations of state and federal laws including, but not limited to, breach of fiduciary duties, making false and misleading statements in prospectuses, and fraud. By order of the Judicial Panel on Multi-district Litigation, these lawsuits were consolidated and transferred to the federal district court in Maryland on February 20, 2004. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matters may be filed against these parties in the future. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. Bank One has publicly announced its intent to make appropriate restitution if it determines that any shareholders of the Funds were damaged by the misconduct on the part of Bank One, its affiliates or their personnel. In keeping with that intent, the entirety of the $50 million paid by the Advisor pursuant to the SEC settlement will be distributed to shareholders in accordance with a plan of distribution to be approved by the SEC.

   The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expenses as it relates to matters described above. A portion of these reimbursements may be from related parties.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 160

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

10. SUBSEQUENT EVENTS:

   On July 1, 2004, Bank One Corporation, the former corporate parent of the Advisor, Administrator and Distributor, merged into JPMorgan Chase & Co. On that date the Advisor became an affiliate of J.P. Morgan Investment Management Inc. ("JPMIM"), the investment adviser to the JPMorgan Funds.

   The Advisor and JPMIM will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide the same investment advisory services provided to the Trust and the JPMorgan Funds, respectively, except that JPMIM will serve as investment advisor to the International Equity Index Find if a new Investment Advisory Agreement with JPMIM is approved by the Fund's shareholders.

     COMMON FEE STRUCTURE

     On August 12, 2004, the Board of Trustees of the Trust approved a series of proposals designed to facilitate a common pricing structure with the JPMorgan Funds. These changes, some of which are summarized below, are anticipated to go into effect on February 19, 2005.

     The Advisor will reduce the investment advisory fees it charges with respect to many of the Funds. Effective February 19, 2005, the Advisory Fee will be computed daily and paid monthly, at the following annual rates:
     0.65% of the average daily net assets of the Small Cap Growth Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, and the Diversified Mid Cap Fund; 0.40% of the average daily net assets of the Large Cap Value Fund, the Equity Income Fund, and the Diversified Equity Fund; 0.50% of the average daily net assets of the Large Cap Growth Fund; 0.55% of the average daily net assets of the Balanced Fund and the International Equity Index Fund; 0.25% of the average daily net assets of the Equity Index Fund and the Market Expansion Index Fund; 1.00% of the average daily net assets of the Technology Fund; 1.25% of the average daily net assets of the Market Neutral Fund; 0.85% of the average daily net assets of the Health Sciences Fund; and 0.80% of the average daily net assets of the Diversified International Fund.

     The JPMorgan Funds will be added to a new fee arrangement with the Administrator and the new fees will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the Trust and the JPMorgan Funds (excluding the Investor Funds and the series of the Trust and the JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Money Market Funds")); and 0.075% of the average daily net assets of the Trust and the JPMorgan Funds (excluding the Investor Funds and the Money Market Funds) over $25 billion.

     The Board of Trustees has approved amendments to the Funds' Distribution and Shareholder Servicing Plans that will have the effect of removing all shareholder services from the Distribution and Shareholder Servicing Plans and lowering the fees payable under the Plans. Pursuant to a new Combined, Amended and Restated Distribution Plan, the Trust will pay the Distributor a fee of 0.25% of the average daily net assets of the Class A shares, and 0.75% of the average daily net assets of the Class B shares and Class C shares.

     Additionally, the Distributor will begin providing certain shareholder servicing services to the Funds under a separate Shareholder Servicing Agreement with the Funds. Under this agreement, the Trust will pay the Distributor a fee of 0.25% of the average daily net assets attributable to the Class A, Class B, Class C and Class I shares of each Fund.

     COMMON SERVICE PROVIDERS

     On August 12, 2004, the Board of Trustees of the Trust approved an agreement with JPMorgan Chase Bank, an affiliate of the Advisor, the Administrator and the Distributor, to act as the Funds' custodian and fund accounting agent.

     Currently, the Administrator provides fund accounting services under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as the new fund accounting agent effective February 19, 2005. As a result of this appointment, fund accounting fees will be charged as an additional direct fee to the Funds rather than being embedded in the fees under the Administration Agreement.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     The transition of the custody and fund accounting responsibilities to JPMorgan Chase Bank is expected to be completed by December 2004 and is not anticipated to have a significant impact on the Funds' operations or their expenses.

     Additionally, on August 12, 2004, the Board of Trustees approved the appointment of JPMorgan Chase Bank as securities lending agent for the One Group Funds that are permitted to lend their securities concurrent with the appointment of JPMorgan Chase Bank as custodian. Upon appointment of JPMorgan Chase Bank as securities lending agent, Bank One Trust Company, N.A. will no longer serve as sub-custodian.

     MERGER OF FUNDS

     On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of the Trust and the Boards of Directors/Trustees of the JPMorgan Funds indicated in the table below approved management's proposals to merge the following:

                          TARGET FUND                                        ACQUIRING FUND
                          -----------                                        --------------
       One Group Balanced Fund                             JPMorgan Diversified Fund (a series of J.P. Morgan
                                                             Institutional Funds)

       One Group Diversified Equity Fund                   JPMorgan U.S. Equity Fund (a series of J.P. Morgan
                                                             Institutional Funds)

       One Group Diversified International Fund            JPMorgan Fleming International Equity Fund (a
                                                             series of J.P. Morgan Mutual Fund Select Group)

       One Group Health Sciences Fund                      JPMorgan Global Healthcare Fund (a series of J.P.
                                                             Morgan Series Trust)

       JPMorgan Equity Income Fund (a series of J.P.       One Group Equity Income Fund
         Morgan Mutual Fund Investment Trust)

       JPMorgan Equity Growth Fund (a series of J.P.       One Group Large Cap Growth Fund
         Morgan Mutual Fund Investment Trust)

       JPMorgan Small Cap Growth Fund (a series of J.P.    One Group Small Cap Growth Fund
         Morgan Fleming Mutual Fund Group, Inc.) and
         JPMorgan U.S. Small Company Opportunities Fund
         (a series of J.P. Morgan Funds)

     Each proposed merger is contingent upon approval from the respective Target Fund's shareholders and regulatory review and receipt of an opinion of counsel to the effect that the merger will qualify as a tax-free reorganization for federal income tax purposes. If approved, the mergers are expected to occur on February 18, 2005, or such later date as the parties to each such merger transaction may agree.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 162

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
One Group Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Small Cap Growth Fund, the Small Cap Value Fund, the Mid Cap Growth Fund, the Mid Cap Value Fund, the Diversified Mid Cap Fund, the Large Cap Growth Fund, the Large Cap Value Fund, the Equity Income Fund, the Diversified Equity Fund, the Balanced Fund, the Equity Index Fund, the Market Expansion Index Fund, the Technology Fund, the Health Sciences Fund, the Market Neutral Fund, the International Equity Index Fund and the Diversified International Fund (seventeen series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States,) which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 20, 2004

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

TRUSTEES

    NAME AND ADDRESS(1)
         Birthdate                                                                            Other Directorships
 Time Served with the Trust          Principal Occupation During the Past Five Years            Held by Trustee
----------------------------    ----------------------------------------------------------    --------------------
Peter C. Marshall               From March 2002 to present, self-employed as a business       None
12/10/42                        consultant; March 2000 to February 2002, Senior Vice
5/16/94 - present               President, W.D. Hoard, Inc. (corporate parent of DCI
                                Marketing, Inc.); November 1993 to March 2000, President
                                DCI Marketing, Inc.


Frederick W. Ruebeck            From April 2000 to present, Advisor, Jerome P. Green &        None
10/8/39                         Associates, LLC (a broker-dealer); January 2000 to April
5/16/94 - present               2000, self- employed as a consultant; June 1988 to
                                December 1999, Director of Investments, Eli Lilly and
                                Company.


Robert A. Oden, Jr.             From July 2002 to present, President, Carleton College;       None
9/11/46                         1995 to July 2002, President, Kenyon College.
6/25/97 - present


John F. Finn                    From 1975 to present, President, Gardner, Inc. (wholesale     Director, Cardinal
11/15/47                        distributor to outdoor power equipment industry).             Health, Inc.
5/21/98 - present


Marilyn McCoy                   From 1985 to present, Vice President of Administration and    None
3/18/48                         Planning, Northwestern University.
4/28/99 - present


Julius L. Pallone               From 1994 to present, President, J.L. Pallone Associates      None
5/26/30                         (insurance consultant).
4/28/99 - present


Donald L. Tuttle                From 1995 to present, Vice President, Association for         None
10/6/34                         Investment Management and Research.
4/28/99 - present

------------

(1) The address of each Trustee is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Trustee is indefinite except in the case of Mr. Pallone whose term expires on June 30, 2005. As of June 30, 2004, there were 58 portfolios within the Fund complex.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

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EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

OFFICERS

    NAME AND ADDRESS(1)
         BIRTHDATE
     POSITION HELD AND
 TIME SERVED WITH THE TRUST          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
----------------------------   ------------------------------------------------------------
David J. Kundert               From 1995 to present, Chairman and Chief Executive Officer,
10/28/42                       Bank One Investment Management Group. Since 1992, President
President                      and Chief Executive Officer, Banc One Investment Advisors
10/15/03 - present             Corporation; Director, Banc One Investment Advisors
                               Corporation, One Group Dealer Services, Inc., and One Group
                               Administrative Services, Inc.


Beverly J. Langley             From June 1992 to present, Senior Compliance Director of
10/4/56                        Banc One Investment Advisors Corporation.
Vice President
8/15/02 - present


Nadeem Yousaf(2)               From August 1999 to present, Vice President, Financial
1/26/69                        Services, BISYS Fund Services, Inc. From March 1997 to June
Treasurer                      1999, Director of Canadian Operations, Investor Bank and
11/13/03 - present             Trust.


Scott E. Richter               From February 2003 to present, Senior Associate General
7/4/56                         Counsel, Bank One Corporation. From November 1998 to January
Secretary                      2003, Deputy General Counsel, Institutional Division,
10/15/03 - present             INVESCO. From January 1997 to October 1998, Associate
                               General Counsel, Piper Capital Management.


Jessica K. Ditullio            From January 2000 to present, First Vice President and
9/19/62                        Counsel, Bank One Corporation. From August 1990 to January
Assistant Secretary            2000, Counsel, Bank One Corporation.
1/1/00 - present


Nancy E. Fields                From October 1999 to present, Director, Mutual Fund
6/22/49                        Administration, One Group Administrative Services, Inc. and
Assistant Secretary            Senior Project Manager, Mutual Funds, One Group Dealer
1/1/00 - present               Services, Inc. From July 1999 to October 1999, Project
                               Manager, One Group, Banc One Investment Advisors Corp. From
                               January 1998 to July 1999, Vice President, Ohio Bankers
                               Association. From July 1990 through December 1997, Vice
                               President, Client Services, BISYS Fund Services, Inc.


Alaina Metz                    From January 2002 to present, Vice President, Regulatory
4/7/67                         Services, BISYS Fund Services, Inc. From June 1995 to
Assistant Secretary            January 2002, Chief Administrative Officer, Blue Sky
11/1/95 - present              Compliance, BISYS Fund Services, Inc.

------------

(1) The address of each officer is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Officer is indefinite. As of June 30, 2004, there were 58 portfolios within the Fund complex.

(2) On July 12, 2004, Stephanie J. Dorsey was appointed to serve as Treasurer to the Trust.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
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--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE
HYPOTHETICAL 1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2004, and continued to hold your shares at the end of the reporting period, June 30, 2004.

In order to comply with newly issued regulatory requirements, the beginning account value of this example will be $1,000. While this represents a change from the action outlined in One Group Mutual Funds' Commitment to Fund Shareholders, this change will make it easier for shareholders to (1) estimate their actual expenses, e.g. for shareholders holding less than $10,000 in a fund, and (2) compare this information to similar information provided by other mutual funds.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                           EXPENSES PAID
                                                             ENDING            DURING
                                          BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                       ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                       JANUARY 1, 2004      30, 2004          2004(1)
                                       ---------------    -------------    --------------
SMALL CAP GROWTH FUND
 Class I    Actual...................      $1,000            $1,102            $ 5.16
            Hypothetical(6)..........      $1,000            $1,020            $ 4.98
 Class A    Actual...................      $1,000            $1,100            $ 6.46
            Hypothetical(6)..........      $1,000            $1,019            $ 6.24
 Class B    Actual...................      $1,000            $1,097            $10.37
            Hypothetical(6)..........      $1,000            $1,015            $10.01
 Class C    Actual...................      $1,000            $1,097            $10.37
            Hypothetical(6)..........      $1,000            $1,015            $10.01

                   COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
            -----------------------------------------------------------
            INVESTMENT                                                     ANNUALIZED
             ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
             FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
            ----------    --------------    ------------    -----------    ----------
SMALL CAP
 Class I      $3.86           $0.84            $  --           $0.46          0.99%
              $3.72           $0.81            $  --           $0.45          0.99%
 Class A      $3.86           $0.84            $1.30           $0.46          1.24%
              $3.72           $0.81            $1.26           $0.45          1.24%
 Class B      $3.86           $0.84            $5.21           $0.46          1.99%
              $3.72           $0.81            $5.03           $0.45          1.99%
 Class C      $3.86           $0.84            $5.21           $0.46          1.99%
              $3.72           $0.81            $5.03           $0.45          1.99%

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

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--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

                                                                           EXPENSES PAID
                                                             ENDING            DURING
                                          BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                       ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                       JANUARY 1, 2004      30, 2004          2004(1)
                                       ---------------    -------------    --------------
SMALL CAP VALUE FUND
 Class I    Actual...................      $1,000            $1,079            $ 5.03
            Hypothetical(6)..........      $1,000            $1,020            $ 4.89
 Class A    Actual...................      $1,000            $1,078            $ 6.31
            Hypothetical(6)..........      $1,000            $1,019            $ 6.15
 Class B    Actual...................      $1,000            $1,074            $10.17
            Hypothetical(6)..........      $1,000            $1,015            $ 9.92
 Class C    Actual...................      $1,000            $1,074            $10.16
            Hypothetical(6)..........      $1,000            $1,015            $ 9.92

MID CAP GROWTH FUND
 Class I    Actual...................      $1,000            $1,056            $ 4.90
            Hypothetical(6)..........      $1,000            $1,020            $ 4.82
 Class A    Actual...................      $1,000            $1,055            $ 6.18
            Hypothetical(6)..........      $1,000            $1,019            $ 6.08
 Class B    Actual...................      $1,000            $1,051            $ 9.99
            Hypothetical(6)..........      $1,000            $1,015            $ 9.86
 Class C    Actual...................      $1,000            $1,051            $ 9.99
            Hypothetical(6)..........      $1,000            $1,015            $ 9.86

MID CAP VALUE FUND
 Class I    Actual...................      $1,000            $1,065            $ 4.75
            Hypothetical(6)..........      $1,000            $1,020            $ 4.66
 Class A    Actual...................      $1,000            $1,063            $ 6.03
            Hypothetical(6)..........      $1,000            $1,019            $ 5.92
 Class B    Actual...................      $1,000            $1,060            $ 9.86
            Hypothetical(6)..........      $1,000            $1,015            $ 9.69
 Class C    Actual...................      $1,000            $1,060            $ 9.86
            Hypothetical(6)..........      $1,000            $1,015            $ 9.69

DIVERSIFIED MID CAP FUND
 Class I    Actual...................      $1,000            $1,044            $ 4.72
            Hypothetical(6)..........      $1,000            $1,020            $ 4.68
 Class A    Actual...................      $1,000            $1,043            $ 5.99
            Hypothetical(6)..........      $1,000            $1,019            $ 5.94
 Class B    Actual...................      $1,000            $1,039            $ 9.78
            Hypothetical(6)..........      $1,000            $1,015            $ 9.72
 Class C    Actual...................      $1,000            $1,039            $ 9.78
            Hypothetical(6)..........      $1,000            $1,015            $ 9.72

LARGE CAP GROWTH FUND
 Class I    Actual...................      $1,000            $1,023            $ 4.99
            Hypothetical(6)..........      $1,000            $1,020            $ 4.99
 Class A    Actual...................      $1,000            $1,021            $ 6.24
            Hypothetical(6)..........      $1,000            $1,019            $ 6.25
 Class B    Actual...................      $1,000            $1,017            $ 9.99
            Hypothetical(6)..........      $1,000            $1,015            $10.03
 Class C    Actual...................      $1,000            $1,017            $ 9.99
            Hypothetical(6)..........      $1,000            $1,015            $10.03

LARGE CAP VALUE FUND
 Class I    Actual...................      $1,000            $1,035            $ 4.61
            Hypothetical(6)..........      $1,000            $1,020            $ 4.59
 Class A    Actual...................      $1,000            $1,033            $ 5.86
            Hypothetical(6)..........      $1,000            $1,019            $ 5.85
 Class B    Actual...................      $1,000            $1,029            $ 9.65
            Hypothetical(6)..........      $1,000            $1,015            $ 9.63
 Class C    Actual...................      $1,000            $1,030            $ 9.65
            Hypothetical(6)..........      $1,000            $1,015            $ 9.62

                   COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
            -----------------------------------------------------------
            INVESTMENT                                                     ANNUALIZED
             ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
             FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
            ----------    --------------    ------------    -----------    ----------
SMALL CAP
 Class I      $3.79           $0.81            $  --           $0.43          0.97%
              $3.69           $0.78            $  --           $0.42          0.97%
 Class A      $3.79           $0.80            $1.29           $0.43          1.22%
              $3.69           $0.78            $1.26           $0.42          1.22%
 Class B      $3.78           $0.80            $5.16           $0.43          1.97%
              $3.69           $0.78            $5.03           $0.42          1.97%
 Class C      $3.78           $0.80            $5.15           $0.43          1.97%
              $3.69           $0.78            $5.03           $0.42          1.97%
MID CAP GR
 Class I      $3.63           $0.81            $  --           $0.46          0.96%
              $3.57           $0.80            $  --           $0.45          0.96%
 Class A      $3.63           $0.81            $1.28           $0.46          1.21%
              $3.57           $0.80            $1.26           $0.45          1.21%
 Class B      $3.62           $0.81            $5.10           $0.46          1.96%
              $3.57           $0.80            $5.04           $0.45          1.96%
 Class C      $3.62           $0.81            $5.10           $0.46          1.96%
              $3.57           $0.80            $5.04           $0.45          1.96%
MID CAP VA
 Class I      $3.70           $0.80            $  --           $0.25          0.93%
              $3.63           $0.78            $  --           $0.25          0.93%
 Class A      $3.70           $0.80            $1.28           $0.25          1.18%
              $3.63           $0.78            $1.26           $0.25          1.18%
 Class B      $3.69           $0.80            $5.12           $0.25          1.93%
              $3.63           $0.78            $5.03           $0.25          1.93%
 Class C      $3.69           $0.80            $5.12           $0.25          1.93%
              $3.63           $0.78            $5.03           $0.25          1.93%
DIVERSIFIE
 Class I      $3.71           $0.80            $  --           $0.21          0.93%
              $3.68           $0.79            $  --           $0.21          0.93%
 Class A      $3.71           $0.80            $1.27           $0.21          1.18%
              $3.68           $0.79            $1.26           $0.21          1.18%
 Class B      $3.71           $0.79            $5.07           $0.21          1.93%
              $3.68           $0.79            $5.04           $0.21          1.93%
 Class C      $3.71           $0.79            $5.07           $0.21          1.93%
              $3.68           $0.79            $5.04           $0.21          1.93%
LARGE CAP
 Class I      $3.77           $0.79            $  --           $0.43          0.99%
              $3.77           $0.79            $  --           $0.43          0.99%
 Class A      $3.76           $0.79            $1.26           $0.43          1.24%
              $3.77           $0.79            $1.26           $0.43          1.24%
 Class B      $3.76           $0.78            $5.02           $0.43          1.99%
              $3.77           $0.79            $5.04           $0.43          1.99%
 Class C      $3.76           $0.78            $5.02           $0.43          1.99%
              $3.77           $0.79            $5.04           $0.43          1.99%
LARGE CAP
 Class I      $3.68           $0.78            $  --           $0.15          0.91%
              $3.66           $0.78            $  --           $0.15          0.91%
 Class A      $3.67           $0.78            $1.26           $0.15          1.16%
              $3.66           $0.78            $1.26           $0.15          1.16%
 Class B      $3.67           $0.78            $5.05           $0.15          1.91%
              $3.66           $0.78            $5.04           $0.15          1.91%
 Class C      $3.67           $0.78            $5.05           $0.15          1.91%
              $3.66           $0.78            $5.03           $0.15          1.91%

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

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--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

                                                                           EXPENSES PAID
                                                             ENDING            DURING
                                          BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                       ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                       JANUARY 1, 2004      30, 2004          2004(1)
                                       ---------------    -------------    --------------
EQUITY INCOME FUND
 Class I    Actual...................      $1,000            $1,035            $ 5.01
            Hypothetical(6)..........      $1,000            $1,020            $ 4.98
 Class A    Actual...................      $1,000            $1,033            $ 6.27
            Hypothetical(6)..........      $1,000            $1,019            $ 6.24
 Class B    Actual...................      $1,000            $1,029            $10.04
            Hypothetical(6)..........      $1,000            $1,015            $10.02
 Class C    Actual...................      $1,000            $1,030            $10.05
            Hypothetical(6)..........      $1,000            $1,015            $10.02

DIVERSIFIED EQUITY FUND
 Class I    Actual...................      $1,000            $1,012            $ 4.48
            Hypothetical(6)..........      $1,000            $1,021            $ 4.52
 Class A    Actual...................      $1,000            $1,011            $ 5.73
            Hypothetical(6)..........      $1,000            $1,019            $ 5.78
 Class B    Actual...................      $1,000            $1,006            $ 9.46
            Hypothetical(6)..........      $1,000            $1,016            $ 9.56
 Class C    Actual...................      $1,000            $1,006            $ 9.46
            Hypothetical(6)..........      $1,000            $1,016            $ 9.56

BALANCED FUND
 Class I    Actual...................      $1,000            $1,007            $ 4.44
            Hypothetical(6)..........      $1,000            $1,021            $ 4.49
 Class A    Actual...................      $1,000            $1,006            $ 5.69
            Hypothetical(6)..........      $1,000            $1,019            $ 5.75
 Class B    Actual...................      $1,000            $1,003            $ 9.41
            Hypothetical(6)..........      $1,000            $1,016            $ 9.53
 Class C    Actual...................      $1,000            $1,002            $ 9.40
            Hypothetical(6)..........      $1,000            $1,016            $ 9.52

EQUITY INDEX FUND
 Class I    Actual...................      $1,000            $1,033            $ 1.77
            Hypothetical(6)..........      $1,000            $1,023            $ 1.76
 Class A    Actual...................      $1,000            $1,031            $ 3.03
            Hypothetical(6)..........      $1,000            $1,022            $ 3.02
 Class B    Actual...................      $1,000            $1,027            $ 6.81
            Hypothetical(6)..........      $1,000            $1,018            $ 6.80
 Class C    Actual...................      $1,000            $1,027            $ 6.81
            Hypothetical(6)..........      $1,000            $1,018            $ 6.80

MARKET EXPANSION INDEX FUND
 Class I    Actual...................      $1,000            $1,072            $ 2.59
            Hypothetical(6)..........      $1,000            $1,023            $ 2.53
 Class A    Actual...................      $1,000            $1,070            $ 3.87
            Hypothetical(6)..........      $1,000            $1,021            $ 3.79
 Class B    Actual...................      $1,000            $1,066            $ 7.71
            Hypothetical(6)..........      $1,000            $1,018            $ 7.56
 Class C    Actual...................      $1,000            $1,067            $ 7.72
            Hypothetical(6)..........      $1,000            $1,018            $ 7.56

TECHNOLOGY FUND
 Class I    Actual...................      $1,000            $  980            $ 6.41
            Hypothetical(6)..........      $1,000            $1,019            $ 6.55
 Class A    Actual...................      $1,000            $  980            $ 7.64
            Hypothetical(6)..........      $1,000            $1,017            $ 7.81
 Class B    Actual...................      $1,000            $  975            $11.30
            Hypothetical(6)..........      $1,000            $1,014            $11.59
 Class C    Actual...................      $1,000            $  975            $11.30
            Hypothetical(6)..........      $1,000            $1,014            $11.59

                   COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
            -----------------------------------------------------------
            INVESTMENT                                                     ANNUALIZED
             ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
             FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
            ----------    --------------    ------------    -----------    ----------
EQUITY INC
 Class I      $3.70           $0.81            $  --           $0.50          0.99%
              $3.68           $0.81            $  --           $0.49          0.99%
 Class A      $3.70           $0.81            $1.26           $0.50          1.24%
              $3.68           $0.81            $1.26           $0.49          1.24%
 Class B      $3.69           $0.81            $5.05           $0.49          1.99%
              $3.68           $0.81            $5.04           $0.49          1.99%
 Class C      $3.69           $0.81            $5.05           $0.50          1.99%
              $3.68           $0.81            $5.04           $0.49          1.99%
DIVERSIFIE
 Class I      $3.62           $0.79            $  --           $0.07          0.90%
              $3.65           $0.80            $  --           $0.07          0.90%
 Class A      $3.62           $0.79            $1.25           $0.07          1.15%
              $3.65           $0.80            $1.26           $0.07          1.15%
 Class B      $3.61           $0.79            $4.99           $0.07          1.90%
              $3.65           $0.80            $5.04           $0.07          1.90%
 Class C      $3.61           $0.79            $4.99           $0.07          1.90%
              $3.65           $0.80            $5.04           $0.07          1.90%
BALANCED F
 Class I      $2.46           $0.80            $  --           $1.18          0.89%
              $2.48           $0.81            $  --           $1.20          0.89%
 Class A      $2.46           $0.80            $1.25           $1.18          1.14%
              $2.48           $0.81            $1.26           $1.20          1.14%
 Class B      $2.45           $0.80            $4.98           $1.18          1.89%
              $2.48           $0.81            $5.04           $1.20          1.89%
 Class C      $2.45           $0.80            $4.97           $1.18          1.89%
              $2.48           $0.81            $5.03           $1.20          1.89%
EQUITY IND
 Class I      $0.69           $0.75            $  --           $0.33          0.35%
              $0.69           $0.75            $  --           $0.32          0.35%
 Class A      $0.69           $0.75            $1.26           $0.33          0.60%
              $0.69           $0.75            $1.26           $0.32          0.60%
 Class B      $0.69           $0.75            $5.04           $0.33          1.35%
              $0.69           $0.75            $5.04           $0.32          1.35%
 Class C      $0.69           $0.75            $5.04           $0.33          1.35%
              $0.69           $0.75            $5.04           $0.32          1.35%
MARKET EXP
 Class I      $1.10           $0.81            $  --           $0.68          0.50%
              $1.07           $0.79            $  --           $0.67          0.50%
 Class A      $1.10           $0.81            $1.28           $0.68          0.75%
              $1.07           $0.79            $1.28           $0.67          0.75%
 Class B      $1.09           $0.81            $5.13           $0.68          1.50%
              $1.07           $0.79            $5.03           $0.67          1.50%
 Class C      $1.09           $0.81            $5.14           $0.68          1.50%
              $1.07           $0.79            $5.03           $0.67          1.50%
TECHNOLOGY
 Class I      $2.43           $0.89            $  --           $3.09          1.30%
              $2.48           $0.91            $  --           $3.16          1.30%
 Class A      $2.43           $0.89            $1.23           $3.09          1.55%
              $2.48           $0.91            $1.26           $3.16          1.55%
 Class B      $2.42           $0.89            $4.91           $3.08          2.30%
              $2.48           $0.91            $5.04           $3.16          2.30%
 Class C      $2.42           $0.89            $4.91           $3.08          2.30%
              $2.48           $0.91            $5.04           $3.16          2.30%

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004
Continued

 168

EQUITY FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

                                                                           EXPENSES PAID
                                                             ENDING            DURING
                                          BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                       ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                       JANUARY 1, 2004      30, 2004          2004(1)
                                       ---------------    -------------    --------------
HEALTH SCIENCES FUND
 Class I    Actual...................      $1,000            $1,038            $ 6.84
            Hypothetical(6)..........      $1,000            $1,018            $ 6.79
 Class A    Actual...................      $1,000            $1,036            $ 8.09
            Hypothetical(6)..........      $1,000            $1,017            $ 8.05
 Class B    Actual...................      $1,000            $1,033            $11.86
            Hypothetical(6)..........      $1,000            $1,013            $11.82
 Class C    Actual...................      $1,000            $1,033            $11.86
            Hypothetical(6)..........      $1,000            $1,013            $11.82

MARKET NEUTRAL FUND
 Class I    Actual...................      $1,000            $1,033            $ 6.30
            Hypothetical(6)..........      $1,000            $1,019            $ 6.28
 Class A    Actual...................      $1,000            $1,032            $ 7.56
            Hypothetical(6)..........      $1,000            $1,018            $ 7.53
 Class B    Actual...................      $1,000            $1,028            $11.32
            Hypothetical(6)..........      $1,000            $1,014            $11.31
 Class C    Actual...................      $1,000            $1,028            $11.31
            Hypothetical(6)..........      $1,000            $1,014            $11.30

INTERNATIONAL EQUITY INDEX FUND
 Class I    Actual...................      $1,000            $1,046            $ 4.03
            Hypothetical(6)..........      $1,000            $1,021            $ 3.98
 Class A    Actual...................      $1,000            $1,045            $ 5.30
            Hypothetical(6)..........      $1,000            $1,020            $ 5.24
 Class B    Actual...................      $1,000            $1,041            $ 9.10
            Hypothetical(6)..........      $1,000            $1,016            $ 9.01
 Class C    Actual...................      $1,000            $1,040            $ 9.09
            Hypothetical(6)..........      $1,000            $1,016            $ 9.02

DIVERSIFIED INTERNATIONAL FUND
 Class I    Actual...................      $1,000            $1,023            $ 5.18
            Hypothetical(6)..........      $1,000            $1,020            $ 5.19
 Class A    Actual...................      $1,000            $1,022            $ 6.43
            Hypothetical(6)..........      $1,000            $1,019            $ 6.45
 Class B    Actual...................      $1,000            $1,018            $10.16
            Hypothetical(6)..........      $1,000            $1,015            $10.21
 Class C    Actual...................      $1,000            $1,018            $10.16
            Hypothetical(6)..........      $1,000            $1,015            $10.22

                   COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
            -----------------------------------------------------------
            INVESTMENT                                                     ANNUALIZED
             ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
             FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
            ----------    --------------    ------------    -----------    ----------
HEALTH SCI
 Class I      $2.67           $0.92            $  --           $3.25          1.35%
              $2.65           $0.91            $  --           $3.23          1.35%
 Class A      $2.67           $0.91            $1.26           $3.25          1.60%
              $2.65           $0.91            $1.26           $3.23          1.60%
 Class B      $2.66           $0.91            $5.05           $3.24          2.35%
              $2.65           $0.91            $5.03           $3.23          2.35%
 Class C      $2.66           $0.91            $5.05           $3.24          2.35%
              $2.65           $0.91            $5.03           $3.23          2.35%
MARKET NEU
 Class I      $5.27           $0.81            $  --           $0.22          1.25%
              $5.25           $0.81            $  --           $0.22          1.25%
 Class A      $5.27           $0.81            $1.26           $0.22          1.50%
              $5.25           $0.81            $1.25           $0.22          1.50%
 Class B      $5.26           $0.81            $5.03           $0.22          2.24%
              $5.25           $0.81            $5.03           $0.22          2.24%
 Class C      $5.26           $0.81            $5.02           $0.22          2.24%
              $5.25           $0.81            $5.02           $0.22          2.24%
INTERNATIO
 Class I      $2.74           $0.79            $  --           $0.50          0.79%
              $2.71           $0.78            $  --           $0.49          0.79%
 Class A      $2.74           $0.79            $1.27           $0.50          1.04%
              $2.71           $0.78            $1.26           $0.49          1.04%
 Class B      $2.74           $0.79            $5.08           $0.49          1.79%
              $2.71           $0.78            $5.03           $0.49          1.79%
 Class C      $2.74           $0.79            $5.07           $0.49          1.79%
              $2.71           $0.78            $5.04           $0.49          1.79%
DIVERSIFIE
 Class I      $3.97           $0.79            $  --           $0.42          1.03%
              $3.98           $0.79            $  --           $0.42          1.03%
 Class A      $3.97           $0.79            $1.25           $0.42          1.28%
              $3.98           $0.79            $1.26           $0.42          1.28%
 Class B      $3.96           $0.78            $5.01           $0.41          2.03%
              $3.98           $0.79            $5.02           $0.42          2.03%
 Class C      $3.96           $0.78            $5.01           $0.41          2.03%
              $3.98           $0.79            $5.03           $0.42          2.03%

------------

(1) Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(2) Investment Advisory Fees are paid to Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation, for investment advisory services. See Notes to Financial Statements for details.

(3) Administration Fees are paid to One Group Administrative Services, Inc., an affiliate of Bank One Corporation, for various administrative services, including among other things fund accounting, shareholder and broker/dealer service support, providing office space for the Funds, preparing and filing various forms required by the Securities and Exchange Commission, and working with the other service providers to the Funds to implement policies established by the Board of Trustees. See Notes to Financial Statements for details.

(4) Distribution Fees are paid to One Group Dealer Services, Inc. (the "Distributor"), an affiliate of Bank One Corporation, subject to distribution and shareholder servicing plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor then pays these fees to various financial intermediaries for sales of Fund shares and/or providing services to you, the shareholder. Some distribution fees are retained by the Distributor for other distribution activities relating to the Funds. See Notes to Financial Statements for details.

(5) Other Expenses are paid to various service providers that are generally not affiliated with Bank One Corporation. The total dollar amount of these expenses for each Fund is shown in the Statement of Operations and includes items such as (i) custodian fees, (ii) legal fees, (iii) audit fees, (iv) Trustees fees and expenses, (v) transfer agent fees, (iv) registration fees, and (vii) printing and mailing fees.

(6) Represents the hypothetical 5% annual return before expenses.

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS          EQUITY FUNDS ANNUAL REPORT         June 30, 2004

ANNUAL REPORT

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group Mutual Funds are distributed by One Group
Dealer Services, Inc., which is a subsidiary of JPMorgan
Chase & Co. Affiliates of JPMorgan Chase & Co.
receive fees for providing services to the funds.

Call One Group Dealer Services at 1-800-480-4111 or visit www.onegroup.com for the prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the mutual funds carefully before investing. The prospectus contains this and other information about the mutual funds. Read the prospectus carefully before investing.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-480-4111; (ii) on the funds' website at http://www.onegroup.com; and (iii) on the Commission's website at http://www.sec.gov.

TOG-F-038-AN (8/04)

TAX-EXEMPT INCOME INVESTING

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group
  ANNUAL REPORT
  Twelve Months Ended June 30, 2004

          MUNICIPAL BOND FUNDS

          Short-Term Municipal Bond Fund     Kentucky Municipal Bond Fund
          Intermediate Tax-Free Bond Fund    Louisiana Municipal Bond Fund
          Tax-Free Bond Fund                 Michigan Municipal Bond Fund
          Municipal Income Fund              Ohio Municipal Bond Fund
          Arizona Municipal Bond Fund        West Virginia Municipal Bond Fund


NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

ONE GROUP MUNICIPAL BOND FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Portfolio Performance Reviews ..............................    2

Schedules of Portfolio Investments .........................   22

Statements of Assets and Liabilities .......................   94

Statements of Operations ...................................   96

Statements of Changes in Net Assets ........................   98

Financial Highlights .......................................  104

Notes to Financial Statements ..............................  118

Report of Independent Registered Public Accounting Firm ....  127

Trustees ...................................................  128

Officers ...................................................  129

Schedule of Shareholder Expenses............................  130

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 2

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Patrick Morrissey, portfolio manager of the fund and member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

>HOW DID THE FUND PERFORM FOR THE YEAR?
The fund's Class I shares posted a total return of 0.35% for the one-year ended June 30, 2004. (For information on other share classes, see page 3.) The 30-day SEC yield on Class I shares was 2.57%, which translates to a 3.95% taxable-equivalent yield for investors in the 35% federal income tax bracket.

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE?
The fiscal year proved challenging for investors, as the municipal market slid in July 2003 and then spent the next seven months on a choppy course back toward the highs reached in June 2003. In March 2004 the market made an abrupt reversal that continued through mid-May. After that, muni bond prices staged a meager rebound through the end of June. Factors driving these moves included the clearly advertised intentions of the Federal Reserve to raise interest rates, the war in Iraq, continued terrorist acts around the world, and the threat of deflation and its potential effects on the economy.

HOW DID THE FUND'S RETURN COMPARE TO MARKET RETURNS?
The fund's Class I shares underperformed its market benchmark, the Lehman Brothers Short Municipal Bond Index, for the one-year period (total return of 0.62%, see page 3 for details). The strategies we employed during the time when rates were heading downward contributed positively to fund performance. However, we kept the fund a bit longer in average maturity and duration (sensitivity to interest rate changes) than the benchmark which adversely affected performance. In hindsight, had we shortened the fund's duration earlier and more aggressively, we may have avoided some of the decline in share price.

WHAT WERE YOUR KEY STRATEGIES FOR THE YEAR?
Our overall strategies focused on positioning the fund for a rising-interest-rate environment. As such, we attempted to reach and maintain the minimum allowable duration while generating a competitive tax-free yield. Our goal was to harvest profits in an attempt to increase the fund's share price, without sacrificing yield. We also positioned the fund to take advantage of a steep yield curve, given the expectations for rising interest rates. (The yield curve is the graphic depiction of the relationship between bond maturities and bond yields. When the yield curve is steep, yields increase as maturities lengthen.) In addition, we focused on floating-rate securities, in an effort to take advantage of rising interest rates.

HOW DID THE FUND'S YIELD CHANGE DURING THE YEAR?
The fund's yield remained relatively stable throughout the 12-month period, despite our attempt to maintain a short duration. In addition, we continued to experience a heavy inflow of new money into the fund -- much of it during a declining rate environment. Nevertheless, we were able to maintain the fund's yield through our security-selection decisions.

Maturity Distribution*
Less than two years..................25.1%
Years 2-6............................66.0%
Years 6-12............................3.4%
Years 12-22...........................1.0%
Years 22+.............................4.5%
Average Years to
  Maturity.......................2.8 Years
Duration.........................2.4 Years

Sector Distribution*
Municipal Bonds/Notes..............  89.2%
Demand Notes.......................  10.0%
Investment Companies...............   0.1%

Other Assets in excess of
  Liabilities......................   0.7%
(Alternative Minimum Tax...........  20.0%)

Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  45.7%
AA.................................  20.0%
A..................................  25.4%
BBB................................   7.1%
Other/Not Rated....................   1.8%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                            LEHMAN BROTHERS SHORT     LIPPER SHORT MUNICIPAL DEBT
                                                       CLASS I                 MUNICIPAL INDEX                   INDEX
                                                       -------              ---------------------     ---------------------------
5/98                                                    10000                        10000                        10000
6/98                                                    10121                      10034.9                        10095
6/99                                                    10447                      10404.9                      10442.3
6/00                                                    10753                        10800                      10768.1
6/01                                                    11453                        11614                      11400.2
6/02                                                    12024                      12305.4                      11853.9
6/03                                                    12603                      12894.5                        12251
6/04                                                    12647                      12974.5                      12335.5

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year    Since Inception Inception Date
---------------------------------------------------------------------------------------------------------
  Class I                                             0.35%       3.90%         3.89%          5/4/98
---------------------------------------------------------------------------------------------------------
  Class A                                             0.11%       3.61%         3.59%          5/4/98
---------------------------------------------------------------------------------------------------------
  Class A*                                           -2.88%       2.98%         3.08%          5/4/98
---------------------------------------------------------------------------------------------------------
  Class B                                            -0.40%       3.09%         3.09%          5/4/98
---------------------------------------------------------------------------------------------------------
  Class B*                                           -3.33%       3.09%         3.09%          5/4/98
---------------------------------------------------------------------------------------------------------
  Class C                                            -0.41%       3.10%         3.06%          5/4/98
---------------------------------------------------------------------------------------------------------
  Lehman Brothers Short Municipal                     0.62%       4.51%         4.47%
---------------------------------------------------------------------------------------------------------
  Lipper Short Municipal Debt Index                   0.69%       3.39%         3.46%
---------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 3.00% for Class A shares and the Maximum Contingent Deferred Sales Charge of 3.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

Prior to the inception of Class C (11/1/01), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Short Municipal Bond Fund prior to the acquisition by the One Group Short-Term Municipal Bond Fund on March 22, 1999.

The performance of the Short-Term Municipal Bond Fund is measured against the Lehman Brothers Short Municipal Bond Index, an unmanaged index measuring the performance of investment-grade, tax-exempt municipal bonds with a maturity of less than three years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper Short-Term Municipal Debt Fund Index consists of funds that invest in municipal debt issues with dollar-weighted average maturities of one to three years.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 4

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Kim Bingle, CFA, portfolio manager of the fund and member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of 0.42% for the one-year period ended June 30, 2004. (For information on other share classes, see page 5.) The 30-day SEC yield on Class I shares was 3.30%, which translates to a 5.08% taxable-equivalent yield for investors in the 35% federal income tax bracket.

HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT?
It was a volatile 12-month period, as signs of economic strength drove yields higher while contradictory indicators of economic weakness supported the municipal market. Geopolitical forces added to the volatility. Overall, interest rates rose during the fiscal year, which caused municipal yields to increase and municipal bond prices to decline.

WHAT WERE YOUR KEY STRATEGIES GIVEN THIS CLIMATE?
We avoided low-coupon bonds, because they tend to underperform in a rising-rate environment. Instead, we focused on premium-coupon, callable bonds, which generally perform relatively well when interest rates are on the rise. (The call feature refers to the issuer's ability to "call" the debt prior to maturity. Issuers usually call bonds when interest rates are declining, so they can refinance at lower rates.) We attempted to enhance the fund's yield by positioning our purchases on the most attractive areas of the yield curve (the graphic depiction of the relationship between bond maturities and yields).
We also increased the fund's exposure to California bonds, which we thought were attractively priced. We purchased the bonds during a time when the state was faced with serious budget issues and a high level of bond issuance. As the state's fiscal profile improved, these bonds contributed positively to fund performance. In addition, we held a high-quality portfolio of bonds diversified by state and sector and took advantage of yield curve opportunities to maximize return and minimize interest rate risk.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?
The fund's Class I shares slightly underperformed its market benchmark, the Lehman Brothers 3-15 Year Municipal Bond Index (total return of 0.65%, see page 5 for details). This underperformance primarily was a result of our efforts to reduce the fund's duration (sensitivity to interest rate changes) in order to minimize the impact of higher interest rates on the fund's share price going forward. (When rates are rising, portfolios with shorter durations generally suffer less price depreciation.)

Maturity Distribution*
Less than two years...................5.2%
Years 2-6............................31.4%
Years 6-12...........................47.9%
Years 12-22..........................14.7%
Years 22+.............................0.8%
Average Years to
  Maturity.......................5.5 Years
Duration.........................4.6 Years

Sector Distribution*
Municipal Bonds/Notes..............  98.1%
Demand Notes.......................   1.0%
Investment Companies...............   0.1%
Other Assets in excess of
  Liabilities......................   0.8%

(Alternative Minimum Tax...........   8.0%)

Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  63.3%
AA.................................  20.8%
A..................................  10.0%
BAA................................   4.8%
Other/Not Rated....................   1.1%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                                     LEHMAN BROTHERS 3-15
                                                               LEHMAN BROTHERS 7     YEAR MUNICIPAL BOND     LIPPER INTERMEDIATE
                                             CLASS I          YEAR MUNICIPAL INDEX          INDEX           MUNICIPAL FUNDS INDEX
                                             -------          --------------------   --------------------   ---------------------
6/94                                          10000                   10000                  10000                   10000
6/95                                          10678                 10822.7                10831.7                   10676
6/96                                          11253                   11422                11494.3                 11214.1
6/97                                          12126                 12224.6                12371.4                 11977.7
6/98                                          13065                 13121.9                13336.6                 12810.2
6/99                                          13288                 13505.4                13728.9                   13092
6/00                                          13579                   14044                14287.3                 13450.7
6/01                                          14780                 15333.5                15603.1                   14621
6/02                                          15790                 16431.7                16718.8                 15511.4
6/03                                          17045                 17886.4                18127.2                 16632.9
6/04                                          17117                 17973.7                18244.8                 16677.8

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------------------------------------
  Class I                                             0.42%       5.19%       5.52%         5.93%          9/4/90
---------------------------------------------------------------------------------------------------------------------
  Class A                                             0.17%       4.93%       5.26%         5.64%          9/4/90
---------------------------------------------------------------------------------------------------------------------
  Class A*                                           -4.34%       3.97%       4.78%         5.29%          9/4/90
---------------------------------------------------------------------------------------------------------------------
  Class B                                            -0.48%       4.27%       4.73%         5.07%          9/4/90
---------------------------------------------------------------------------------------------------------------------
  Class B*                                           -5.31%       3.93%       4.73%         5.07%          9/4/90
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 3-15 Year Municipal Index           0.65%       5.86%       6.20%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 7 Year Municipal Index              0.49%       5.88%       6.04%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Municipal Funds Index           0.27%       4.96%       5.25%         5.87%
---------------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92) and Class B (1/14/94), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Intermediate Tax-Free Bond Fund is measured against the Lehman Brothers 3-15 Year Municipal Bond Index, an unmanaged index comprised of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years.

The Lipper Intermediate Municipal Funds Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 6

ONE GROUP TAX-FREE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Kim Bingle, CFA, portfolio manager of the fund and member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of 0.53% for the one-year period ended June 30, 2004. (For information on other share classes, see page 7.) The 30-day SEC yield on Class I shares was 3.57%, which translates to a 5.49% taxable-equivalent yield for investors in the 35% federal income tax bracket.

HOW WOULD YOU DESCRIBE THE MARKET ENVIRONMENT?
The fiscal year was a volatile one, as signs of economic strength drove yields higher while contradictory indicators of economic weakness supported the municipal market. Geopolitical forces, particularly the situation in Iraq, added to the volatility. Overall, interest rates increased during the fiscal year, which caused municipal yields to rise and municipal bond prices to fall.

WHAT WERE YOUR KEY STRATEGIES GIVEN THIS CLIMATE?
We focused on premium-coupon, callable bonds, which generally perform relatively well in a rising-interest-rate environment. (The call feature refers to the issuer's ability to "call" the debt and refinance it. Issuers generally call their debt when interest rates are declining, so they can refinance at lower rates.) We also attempted to enhance the fund's yield by positioning our purchases on the most attractive areas of the yield curve (the graphic depiction of the relationship between bond maturities and yields). We limited our weighting in long-duration bonds, which performed poorly during the year. (Duration refers to a fund's sensitivity to interest rate changes.) Additionally, we focused on those states in which bonds remained attractive relative to their underlying fundamentals. We also held a high-quality portfolio of bonds diversified by state and sector and took advantage of yield curve opportunities to maximize return and minimize interest rate risk.

DID ANY STATE BONDS POST NOTABLE PERFORMANCE?
California bonds generated good performance for the fund. We increased the fund's exposure to California securities when prices had fallen considerably. The state's serious budget shortfall and a high level of bond issuance contributed to the price drop. But as the state's fiscal profile improved, these bonds performed particularly well for shareholders.

HOW DID THE FUND PERFORM RELATIVE TO ITS BENCHMARK?
The fund's Class I shares slightly underperformed its market benchmark, the Lehman Brothers Municipal Bond Index (total return of 0.76%, see page 7 for details). This underperformance primarily was a result of our efforts to reduce the fund's duration (sensitivity to interest rate changes) relative to the benchmark, in an effort to minimize the impact of higher interest rates on the fund's share price. In addition, holding a high-quality portfolio of bonds diversified by state and sector and taking advantage of yield curve opportunities to maximize return and minimize interest rate risk contributed to the outperformance.

Maturity Distribution*
Less than two years...................4.0%
Years 2-6.............................9.4%
Years 6-12...........................33.1%
Years 12-22..........................48.0%
Years 22+.............................5.5%
Average Years to
  Maturity.......................6.9 Years
Duration.........................5.3 Years

Sector Distribution*
Municipal Bonds/Notes..............  98.8%
Investment Companies...............   0.2%
Other Assets in excess of
  Liabilities......................   1.0%
(Alternative Minimum Tax...........   4.6%)

Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  56.0%
AA.................................  28.9%
A..................................   8.2%
BBB................................   6.8%
Other/Not Rated....................   0.1%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP TAX-FREE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                                        LEHMAN BROTHERS         LIPPER GENERAL
                                              CLASS A                CLASS A*         MUNICIPAL BOND INDEX   MUNICIPAL DEBT INDEX
                                              -------                --------         --------------------   --------------------
6/94                                           10000                   9554                   10000                  10000
6/95                                           11074                  10580                 10882.2                  10803
6/96                                           11628                  11109                 11604.9                11455.5
6/97                                           12530                  11971                 12562.7                  12388
6/98                                           13560                  12954                 13650.3                  13462
6/99                                           13759                  13145                 14027.1                13678.8
6/00                                           14098                  13469                 14483.5                13852.5
6/01                                           15461                  14771                 15928.9                15183.7
6/02                                           16385                  15653                 17031.3                16070.4
6/03                                           17792                  16998                 18520.1                17325.5
6/04                                           17840                  17044                 18660.4                17173.1

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------------------------------------
  Class I                                             0.53%       5.57%       6.21%         7.04%          3/1/88
---------------------------------------------------------------------------------------------------------------------
  Class A                                             0.27%       5.33%       5.96%         6.89%          3/1/88
---------------------------------------------------------------------------------------------------------------------
  Class A*                                           -4.22%       4.36%       5.48%         6.59%          3/1/88
---------------------------------------------------------------------------------------------------------------------
  Class B                                            -0.38%       4.64%       5.30%         6.21%          3/1/88
---------------------------------------------------------------------------------------------------------------------
  Class B*                                           -5.18%       4.30%       5.30%         6.21%          3/1/88
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers Municipal Index                     0.76%       5.87%       6.44%         7.08%
---------------------------------------------------------------------------------------------------------------------
  Lipper General Municipal Debt Index                 0.81%       5.01%       5.74%         6.55%
---------------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

Prior to the inception of Class I (2/1/95) and Class B (4/4/95), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses including the absence of a sales charge in the case of Class I Shares.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Municipal Bond Fund prior to the acquisition by the One Group Tax-Free Bond Fund on March 22, 1999.

The performance of the Tax-Free Bond Fund is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the municipal bond market as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper General Municipal Debt Index consists of funds that invest at least 65% of its assets in municipal debt issues in the top four credit ratings.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 8

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Patrick Morrissey, portfolio manager of the fund and member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of 0.57% for the fiscal year. (For information on other share classes, see page 9.) The 30-day SEC yield on Class I shares was 4.05%, which translates to a 6.23% taxable-equivalent yield for investors in the 35% federal income tax bracket.

HOW WOULD YOU DESCRIBE THE MARKET CLIMATE DURING THE YEAR?
After sliding in July 2003, the municipal market was on a choppy, but upward course for the next seven months. Another correction in March 2004 wiped out those gains, and the market struggled to gain ground for the remaining three months of the fiscal year. The factors influencing the market's movements included the much anticipated increase in the federal funds rate, the ongoing war in Iraq, the continuing acts of terrorism around the world, and the threat of deflation and its effect on the economy.

WHAT WERE YOUR KEY STRATEGIES IN THIS CHALLENGING ENVIRONMENT?
Our strategy changed as the rate environment shifted from one in which rates seemed destined to go to zero, to one in which the fear of deflation loomed, to one in which rate hikes were imminent. We started to take profits early in 2004, reinvesting the proceeds in a "barbell" maturity strategy, focusing on leveraged securities at the short and long ends of our maturity range, which helped us limit volatility and generate an attractive yield. This effort also helped us shorten the fund's duration (sensitivity to interest rate changes). Unfortunately, just as we completed this strategy the market slid, and our leverage amplified the decline. In response, we neutralized the majority of the leverage by increasing exposure to money market floating-rate securities.

HOW DID THE FUND PERFORM IN THIS ENVIRONMENT?
Compared to its market benchmark, the Lehman Brothers 3-15 Year Municipal Bond Index, the fund's Class I shares slightly underperformed for the one-year period (total return of 0.65%, see page 9 for details). The market downturn in March 2004 accounted for much of the underperformance relative to the index. Although we were correct in reducing the fund's duration during the period, our timing and methods left the fund a bit more exposed to price volatility than we anticipated. In hindsight, had we shortened the fund's duration earlier and more aggressively, we may have avoided some of the decline in share price.

HOW DO YOU LIMIT SHARE PRICE DECLINES IN A RISING-RATE ENVIRONMENT?
Our strategy always has been to seek to generate a high amount of tax-free income while maintaining a relatively stable share price. We invest in bonds that produce a high amount of income and exhibit defensive characteristics for downside protection. Bonds fitting this description include certain housing bonds and bonds with active sinking funds. (A sinking fund is money taken from a corporation's earnings that is used to redeem bonds before maturity.) We also look to lower-rated bonds with short maturities and other income-generating opportunities as they arise in the market.

Maturity Distribution*
Less than two years...................7.4%
Years 2-6............................26.3%
Years 6-12...........................37.7%
Years 12-22..........................17.6%
Years 22+............................11.0%
Average Years to
  Maturity...................... 5.0 Years
Duration.........................4.5 Years
Sector Distribution*
Municipal Bonds/Notes..............  86.9%
Demand Notes.......................  11.5%
Investment Companies...............   1.6%

(Alternative Minimum Tax...........  28.7%)

Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  57.7%
AA.................................  13.0%
A..................................  15.5%
BAA................................   4.0%
Other/Not Rated....................   9.8%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
6/94                                           10000                   10000                  10000                  10000
6/95                                           10646                 10822.7                10831.7                  10676
6/96                                           11235                   11422                11494.3                11214.1
6/97                                           12077                 12224.6                12371.4                11977.7
6/98                                           13053                 13121.9                13336.6                12810.2
6/99                                           13452                 13505.4                13728.9                  13092
6/00                                           13495                   14044                14287.3                13450.7
6/01                                           14678                 15333.5                15603.1                  14621
6/02                                           15533                 16431.7                16718.8                15511.4
6/03                                           16540                 17886.4                18127.2                16632.9
6/04                                           16634                 17973.7                18244.8                16677.8

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------------------------------------
  Class I                                             0.57%       4.34%       5.22%         4.97%          2/9/93
---------------------------------------------------------------------------------------------------------------------
  Class A                                             0.39%       4.09%       4.98%         4.75%          2/9/93
---------------------------------------------------------------------------------------------------------------------
  Class A*                                           -4.15%       3.13%       4.49%         4.33%          2/9/93
---------------------------------------------------------------------------------------------------------------------
  Class B                                            -0.27%       3.43%       4.43%         4.17%          2/9/93
---------------------------------------------------------------------------------------------------------------------
  Class B*                                           -5.10%       3.08%       4.43%         4.17%          2/9/93
---------------------------------------------------------------------------------------------------------------------
  Class C                                            -0.26%       3.41%       4.64%         4.34%          2/9/93
---------------------------------------------------------------------------------------------------------------------
  Class C*                                           -1.22%       3.41%       4.64%         4.34%          2/9/93
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 3-15 Year Municipal Index           0.65%       5.86%       6.20%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 7 Year Municipal Index              0.49%       5.88%       6.04%         5.80%
---------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Municipal Debt Index            0.27%       4.96%       5.25%         5.07%
---------------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

Prior to the inception of Class A (2/23/93), Class B (1/14/94), and Class C (11/4/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Municipal Income Fund is measured against the Lehman Brothers 3-15 Year Municipal Bond Index, an unmanaged index comprised of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 10

ONE GROUP ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Todd Curtis, CFA, a member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE FUND PERFORM FOR THE YEAR?
The fund's Class I shares offered a one-year total return of -0.16%. (For information on other share classes, see page 11.) The 30-day SEC yield on Class I shares ended the year at 3.11%, which translates to a 5.19% taxable-equivalent yield for investors in the 35% federal income tax bracket and 5.04% Arizona state bracket.

HOW WOULD YOU DESCRIBE THE ARIZONA MUNICIPAL MARKET?
For the most part, the Arizona municipal market mirrored the overall marketplace during the year. In the wake of continued economic growth and anticipation surrounding the timing of the first Federal Reserve interest rate hike in four years, yields on Arizona municipal bonds increased. Where the Arizona market differed from the national market was in new issuance. The pace of new municipal issuance in Arizona remained strong with a 4% year over year increase for the fiscal year. Such issuance compared to an 8.4% decline nationally for the same period and ranked Arizona 12th for the year to date as of June 30, 2004. This activity reflects the continued growth in the state and the need to provide housing, schools and transportation for an expanding population. In addition, tax collections in Arizona exceeded projections for the second year in a row, which has helped ease fiscal pressures for the state and has improved the creditworthiness of several Arizona municipalities.

HOW DID THE FUND'S PERFORMANCE COMPARE TO THAT OF ITS BENCHMARK?
The fund's Class I shares underperformed its benchmark, the Lehman Brothers 3-15 Year Municipal Bond Index, for the one-year period (total return of 0.65%, see page 11 for details). Faced with a stronger economy, rising inflation and Federal Reserve tightening, we decided it was prudent to keep the fund's duration (sensitivity to interest rate changes) less than five years, a relatively defensive position relative to the index. This accounted for the bulk of the underperformance relative to the benchmark.

WHAT OTHER STRATEGIES DID YOU IMPLEMENT DURING THE YEAR?
Our strategies emphasized generating income and providing credit stability. We concentrated our new purchases in premium-priced, 15-year bonds with coupons of 5% or higher. This strategy was designed to minimize price volatility for the fund while providing an attractive level of income. In addition, we limited the fund's credit risk by purchasing AAA-rated, insured bonds and credits backed by cities, schools and other entities with specific revenue flows.

Maturity Distribution*
Less than two years...................3.3%
Years 2-6............................42.5%
Years 6-12...........................30.8%
Years 12-22..........................19.1%
Years 22+.............................4.3%
Average Years to
  Maturity.......................5.8 Years
Duration.........................4.8 Years

Sector Distribution*
Municipal Bonds/Notes..............  98.2%
Investment Companies...............   0.2%
Other Assets in excess of
  Liabilities......................   1.6%

(Alternative Minimum Tax...........   4.0%)

Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  78.8%
AA.................................  18.7%
A..................................   1.7%
Baa................................   0.7%
Other/Not Rated....................   0.1%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
6/94                                           10000                   10000                  10000                  10000
6/95                                           10696                 10822.7                10831.7                  10676
6/96                                           11125                   11422                11494.3                11214.1
6/97                                           11937                 12224.6                12371.4                11977.7
6/98                                           12722                 13121.9                13336.6                12810.2
6/99                                           12969                 13505.4                13728.9                  13092
6/00                                           13314                   14044                14287.3                13450.7
6/01                                           14369                 15333.5                15603.1                  14621
6/02                                           15313                 16431.7                16718.8                15511.4
6/03                                           16547                 17886.4                18127.2                16632.9
6/04                                           16521                 17973.7                18244.8                16677.8

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------------------------------------
  Class I                                            -0.16%       4.96%       5.15%         6.63%         11/30/79
---------------------------------------------------------------------------------------------------------------------
  Class A                                            -0.34%       4.71%       4.74%         6.28%         11/30/79
---------------------------------------------------------------------------------------------------------------------
  Class A*                                           -4.82%       3.74%       4.25%         6.07%         11/30/79
---------------------------------------------------------------------------------------------------------------------
  Class B                                            -0.98%       4.02%       3.74%         5.46%         11/30/79
---------------------------------------------------------------------------------------------------------------------
  Class B*                                           -5.77%       3.68%       3.74%         5.46%         11/30/79
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 7 Year Municipal Index              0.49%       5.88%       6.04%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Municipal Debt Index            0.27%       4.06%       5.25%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 3-15 Year Municipal Index           0.65%       5.86%       6.20%           N/A
---------------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the mutual fund on January 20, 1997, adjusted to reflect the expenses associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Arizona Municipal Bond Fund is measured against the Lehman Brothers 3-15 Year Municipal Bond Index, an unmanaged index comprised of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 12

ONE GROUP KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, CFA, portfolio manager of the fund and member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of 0.10% for the fiscal year. (For information on other share classes, see page 13.) As of June 30, 2004, the 30-day SEC yield on the fund's Class I shares was 3.19%, which translates to a taxable-equivalent yield of 5.41% for shareholders in the 35% federal income tax bracket and the 6.00% Kentucky state bracket.

HOW WOULD YOU DESCRIBE THE KENTUCKY BOND MARKET?
Municipal yields increased during the year, primarily in response to a growing domestic economy and the expectations of subsequent monetary tightening moves by the Federal Reserve. The relative trading level of Kentucky issues versus that of other states changed little during the fiscal year and had little impact on fund performance. This occurred even though the issuance of Kentucky securities exceeded the issuance in the overall market (a 4.4% increase in Kentucky versus an 8.4% decrease nationally) and the continued weakness of the state's fiscal condition.

HOW DID THE FUND'S RETURN COMPARE TO THAT OF ITS BENCHMARK?
The fund's Class I shares underperformed its benchmark, the Lehman Brothers 3-15 Year Municipal Bond Index, for the one-year period (total return of 0.65%, see page 13 for details). This was primarily due to maintaining a relatively short duration (sensitivity to interest rate changes) in anticipation of rising interest rates. Given that interest rates had been at historic lows, we believed the next major move in rates would be an upward one. We therefore positioned the fund's duration for a potential rising-rate environment. (When interest rates are rising, funds with shorter durations generally experience less price depreciation.) To control duration, we focused on bonds with maturities of five to 10 years.

WHAT OTHER STRATEGIES DID YOU IMPLEMENT?
Due to the growing fiscal pressures facing Kentucky and its municipalities, we focused on liquid, higher-quality tax-backed and essential services bonds. We also limited exposure to uninsured health care and corporate-backed issues, as a reduction in Medicare reimbursements and the sluggish state economy, respectively, contributed to credit downgrades for several issuers in these sectors. We also avoided tobacco industry and airport bonds, waiting for improvements in their longer-term outlooks. In addition, we continued to manage the fund with our shareholders' tax situations in mind. The number of holdings subject to the Alternative Minimum Tax remained low, and we kept capital gains to a minimum.

Maturity Distribution*
Less than two years..................12.1%
Years 2-6............................36.0%
Years 6-12...........................34.7%
Years 12-22..........................17.2%
Average Years to
  Maturity.......................5.1 Years
Duration.........................4.6 Years

Sector Distribution*
Municipal Bonds/Notes..............  97.8%
Investment Companies...............   1.1%
Other Assets in excess of
  Liabilities......................   1.1%

(Alternative Minimum Tax...........   7.2%)

Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  73.2%
AA.................................  22.0%
A..................................   4.3%
Other/Not Rated....................   0.5%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
6/94                                           10000                   10000                  10000                  10000
6/95                                           10669                 10822.7                10831.7                  10676
6/96                                           11346                   11422                11494.3                11214.1
6/97                                           12111                 12224.6                12371.4                11977.7
6/98                                           12972                 13121.9                13336.6                12810.2
6/99                                           13238                 13505.4                13728.9                  13092
6/00                                           13613                   14044                14287.3                13450.7
6/01                                           14710                 15333.5                15603.1                  14621
6/02                                           15577                 16431.7                16718.8                15511.4
6/03                                           16784                 17886.4                18127.2                16632.9
6/04                                           16800                 17973.7                18244.8                16677.8

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------------------------------------
  Class I                                             0.10%       4.88%       5.33%          4.93%        3/12/93
---------------------------------------------------------------------------------------------------------------------
  Class A                                            -0.08%       4.63%       5.04%          4.65%        3/12/93
---------------------------------------------------------------------------------------------------------------------
  Class A*                                           -4.55%       3.67%       4.56%          4.23%        3/12/93
---------------------------------------------------------------------------------------------------------------------
  Class B                                            -0.73%       3.98%       4.43%          4.03%        3/12/93
---------------------------------------------------------------------------------------------------------------------
  Class B*                                           -5.54%       3.63%       4.43%          4.03%        3/12/93
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 3-15 Year Municipal Index           0.65%       5.86%       6.20%            N/A
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 7 Year Municipal Index              0.49%       5.88%       6.04%          5.56%
---------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Municipal Debt Index            0.23%       4.96%       5.25%          4.83%
---------------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

Prior to the inception of Class A (1/20/95) and Class B (3/16/95), performance is based on Class I performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Trademark Kentucky Municipal Bond Fund prior to the acquisition by the One Group Kentucky Municipal Bond Fund on January 20, 1995.

The performance of the Kentucky Municipal Bond Fund is measured against the Lehman Brothers 3-15 Year Municipal Bond Index, an unmanaged index comprised of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 14

ONE GROUP LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, CFA, portfolio manager of the fund and member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of -0.37% for the fiscal year. (For information on other share classes, see page 15.) As of June 30, 2004, the 30-day SEC yield on the fund's Class I shares was 3.16%, which translates to a taxable-equivalent yield of 5.36% for shareholders in the 35% federal income tax bracket and the 6.00% Louisiana state bracket.

HOW WOULD YOU DESCRIBE THE LOUISIANA BOND MARKET?
Municipal yields increased during the year, primarily in response to a growing domestic economy and the expectations of subsequent monetary tightening moves by the Federal Reserve. The relative trading level of Louisiana issues versus that of other states had little impact on fund performance. Issuance of Louisiana securities decreased as in the overall market (a 14.2% decrease in the state versus an 8.4% decrease for the broad market).

HOW DID THE FUND'S RETURN COMPARE TO THAT OF ITS BENCHMARK?
The fund's Class I shares underperformed its benchmark, the Lehman Brothers 3-15 Year Municipal Bond Index, for the one-year period (total return of 0.65%, see page 15 for details). The fund's relative performance primarily was a function of our strategy regarding duration (sensitivity to interest rate changes). Because interest rates had been at historic lows for an extended period of time, we felt it prudent to shorten the fund's duration in anticipation of a rising-rate environment. Compared to the benchmark, the fund's duration was slightly shorter. (When interest rates are rising, funds with shorter durations generally experience less price depreciation.) To control duration, we focused on bonds with maturities of five to 10 years.

WHAT OTHER STRATEGIES DID YOU IMPLEMENT?
We generally invested in liquid, higher-quality tax-backed and essential services bonds. At the same time, we limited exposure to uninsured health care and corporate-backed issues, as a reduction in Medicare reimbursements and the slow-growth state economy, respectively, contributed to credit downgrades for several issuers in these sectors. We also avoided tobacco industry and airport bonds, waiting for improvements in their longer-term outlooks. In addition, we continued to manage the fund with our shareholders' tax situations in mind. The number of holdings subject to the Alternative Minimum Tax remained low, and we kept capital gains to a minimum.

Maturity Distribution*
Less than two years...................4.7%
Years 2-6............................37.1%
Years 6-12...........................37.8%
Years 12-22..........................20.4%
Average Years to
  Maturity.......................5.5 Years
Duration.........................4.8 Years



Sector Distribution*
Municipal Bonds/Notes..............  98.9%
Investment Companies...............   0.4%
Other Assets in excess of
  Liabilities......................   0.7%
(Alternative Minimum Tax...........   3.3%)



Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  95.0%
AA.................................   0.9%
A..................................   2.1%
BAA................................   0.6%
Other/Not Rated....................   1.4%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                     LEHMAN BROTHERS 7   LEHMAN BROTHERS 3-   LIPPER INTERMEDIATE
                                                                      YEAR MUNICIPAL     15 YEAR MUNICIPAL      MUNICIPAL DEBT
                                  CLASS A            CLASS A*           BOND INDEX           BOND INDEX              INDEX
                                  -------            --------        -----------------   ------------------   -------------------
6/94                               10000                9549                10000               10000                 10000
6/95                               10663               10182              10822.7             10831.7                 10676
6/96                               11266               10758                11422             11494.3               11214.1
6/97                               12004               11642              12224.6             12371.4               11977.7
6/98                               12766               12190              13121.9             13336.6               12810.2
6/99                               12979               12393              13505.4             13728.9                 13092
6/00                               13310               12710                14044             14287.3               13450.7
6/01                               14412               13761              15333.5             15603.1                 14621
6/02                               15217               14530              16431.7             16718.8               15511.4
6/03                               16371               15632              17886.4             18127.2               16632.9
6/04                               16267               15533              17973.7             18244.8               16677.8

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------------------------------------
  Class I                                            -0.37%       4.87%       5.16%         5.80%         12/29/89
---------------------------------------------------------------------------------------------------------------------
  Class A                                            -0.63%       4.62%       4.99%         5.67%         12/29/89
---------------------------------------------------------------------------------------------------------------------
  Class A*                                           -5.11%       3.66%       4.50%         5.34%         12/29/89
---------------------------------------------------------------------------------------------------------------------
  Class B                                            -1.26%       3.93%       4.38%         5.24%         12/29/89
---------------------------------------------------------------------------------------------------------------------
  Class B*                                           -6.05%       3.58%       4.38%         5.24%         12/29/89
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 3-15 Year Municipal Index           0.65%       5.86%       6.20%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 7 Year Municipal Index              0.49%       5.88%       6.04%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Municipal Debt Index            0.27%       4.96%       5.25%         5.80%
---------------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

Prior to the inception of Class I (3/26/96) and Class B (9/16/94), performance is based on Class A share performance adjusted to reflect the deduction of fees and expenses including the absence of a sales charge in the case of Class I Shares.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Paragon Louisiana Tax-Free Fund for the period before it was acquired by the One Group Louisiana Municipal Bond Fund on March 26, 1996. Prior to March 26, 1996.

The performance of the Louisiana Municipal Bond Fund is measured against the Lehman Brothers 3-15 Year Municipal Bond Index, an unmanaged index comprised of investment-grade tax-exempt, municipal bonds with a maturity of three to fifteen years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 16

ONE GROUP MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, CFA, portfolio manager of the fund and member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of -0.04% for the fiscal year. (For information on other share classes, see page 17.) As of June 30, 2004, the 30-day SEC yield on the fund's Class I shares was 3.26%, which translates to a taxable-equivalent yield of 5.34% for shareholders in the 35% federal income tax bracket and the 4.00% Michigan state bracket.

HOW WOULD YOU DESCRIBE THE MICHIGAN BOND MARKET?
Municipal yields increased during the year, primarily in response to a growing domestic economy and the expectations of subsequent monetary tightening moves by the Federal Reserve. The relative trading level of Michigan issues versus that of other states changed little during the year and had little impact on fund performance. This occurred even though the state's fiscal position remained weak. On a bright note, the pace of new municipal issuance in Michigan declined 22.2% on a year-over-year basis, compared to an 8.4% decrease in new issues for the municipal market as a whole. This helped create a more favorable supply and demand situation for investors.

HOW DID THE FUND'S RETURN COMPARE TO THAT OF ITS BENCHMARK?
The fund's Class I shares underperformed its benchmark, the Lehman Brothers 3-15 Year Municipal Bond Index (total return of 0.65%, see page 17 for details). The key to the fund's relative performance was our duration strategy. We kept the fund's duration (sensitivity to interest rate changes) considerably shorter than that of the Index throughout the year. Given that interest rates had been at historic lows for an extended period of time, we felt it prudent to position the fund's duration for a potential rising-rate environment over the long-term. (When interest rates are rising, funds with shorter durations generally experience less price depreciation.) To control duration, we focused on bonds with maturities of five to 10 years.

WHAT OTHER STRATEGIES DID YOU IMPLEMENT?
Due to the growing fiscal pressures facing most states and municipalities, we focused on liquid, higher-quality tax-backed and essential services bonds. We also limited exposure to uninsured health care and corporate-backed issues, as a reduction in Medicare reimbursements and the weak Michigan economy, respectively, contributed to credit downgrades for several issuers in these sectors. We also avoided tobacco industry and airport bonds, waiting for improvements in their longer-term outlooks. In addition, we continued to manage the fund with our shareholders' tax situations in mind. The number of holdings subject to the Alternative Minimum Tax remained low, and we kept capital gains to a minimum.

Maturity Distribution*
Less than two years...................5.4%
Years 2-6............................32.3%
Years 6-12...........................38.2%
Years 12-22..........................23.5%
Years 22 +............................0.6%
Average Years to
  Maturity.......................5.0 Years
Duration.........................4.3 Years

Sector Distribution*
Municipal Bonds/Notes..............  98.8%
Investment Companies...............   0.5%
Other Assets in excess of
  Liabilities......................   0.7%

(Alternative Minimum Tax...........   2.4%)

Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  74.3%
AA.................................  21.6%
A..................................   2.1%
BAA................................   1.6%
Other/Not Rated....................   0.4%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15     LIPPER MICHIGAN
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    MUNICIPAL DEBT FUNDS
                                              CLASS I                 INDEX                  INDEX                  INDEX
                                              -------          -------------------    --------------------   --------------------
6/94                                           10000                   10000                  10000                  10000
6/95                                           10842                 10822.7                10831.7                  10699
6/96                                           11457                   11422                11494.3                11331.3
6/97                                           12363                 12224.6                12371.4                12178.9
6/98                                           13444                 13121.9                13336.6                13132.5
6/99                                           13680                 13505.4                13728.9                13332.1
6/00                                           13855                   14044                14287.3                13500.1
6/01                                           15142                 15333.5                15603.1                14769.1
6/02                                           16110                 16431.7                16718.8                15667.1
6/03                                           17507                 17886.4                18127.2                16904.8
6/04                                           17500                 17973.7                18244.8                16815.8

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------------------------------------
  Class I                                            -0.04%       5.05%       5.76%         5.49%          2/1/93
---------------------------------------------------------------------------------------------------------------------
  Class A                                            -0.28%       4.78%       5.55%         5.31%          2/1/93
---------------------------------------------------------------------------------------------------------------------
  Class A*                                           -4.75%       3.82%       5.07%         4.89%          2/1/93
---------------------------------------------------------------------------------------------------------------------
  Class B                                            -0.93%       4.14%       4.74%         4.42%          2/1/93
---------------------------------------------------------------------------------------------------------------------
  Class B*                                           -5.71%       3.80%       4.74%         4.42%          2/1/93
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 3-15 Year Municipal Index           0.65%       5.86%       6.20%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 7 Year Municipal Index              0.49%       5.88%       6.04%         5.80%
---------------------------------------------------------------------------------------------------------------------
  Lipper Michigan Municipal Debt Index                0.27%       4.96%       5.25%         5.07%
---------------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

Prior to the inception of Class B (9/23/96), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of the Pegasus Michigan Municipal Bond Fund for the period prior to the acquisition by the One Group Michigan Municipal Bond Fund on March 22, 1999.

The performance of the Michigan Municipal Bond Fund is measured against the Lehman Brothers 3-15 Year Municipal Bond Index, an unmanaged index comprised of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Bond Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Bond Index for periods prior to July 1, 1993. Thereafter, the data is from the Lehman Brothers 3-15 Year Municipal Bond Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Bond Index on July 1, 1993.

The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years.

The Lipper Michigan Municipal Debt Funds Index is comprised of funds that limit their assets to those securities that are exempt from taxation in a specified state (double tax-exempt) or city (triple tax-exempt).

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 18

ONE GROUP OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, CFA, portfolio manager of the fund and member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of 0.06% for the fiscal year. (For information on other share classes, see page 19.) As of June 30, 2004, the 30-day SEC yield on the fund's Class I shares was 3.24%, which translates to a taxable-equivalent yield of 5.63% for shareholders in the 35% federal income tax bracket and the 7.5% Ohio state bracket.

HOW WOULD YOU DESCRIBE THE OHIO BOND MARKET?
Municipal yields increased during the year, primarily in response to a growing domestic economy and the expectations of subsequent monetary tightening moves by the Federal Reserve. The relative trading level of Ohio issues versus that of other states changed little during the year and had little impact on fund performance. This occurred even though the issuance of Ohio securities exceeded the issuance in the overall market (8.4% growth in Ohio compared to an 8.4% decrease nationwide) and the state's fiscal condition, although improved, remained on the weak side.

HOW DID THE FUND'S RETURN COMPARE TO THAT OF ITS BENCHMARK?
The fund's Class I shares underperformed its benchmark, the Lehman Brothers 3-15 Year Municipal Bond Index, for the one-year period (total return of 0.65%, see page 19 for details). This was primarily due to our strategy toward duration (sensitivity to interest rate changes). Given that interest rates had been at historic lows for a lengthy period of time, we felt it prudent to position the fund's duration for a potential rising-rate environment over the long-term and shortened the fund's duration. (When interest rates are rising, funds with shorter durations generally experience less price depreciation.) To control duration, we focused on bonds in the short to intermediate maturity range. Nevertheless, the fund's yield increased nearly 1 percentage point during the year, due to the rise in market rates and our purchases of bonds with 15-year maturities.

WHAT OTHER STRATEGIES DID YOU IMPLEMENT?
Due to the growing fiscal pressures facing most states and municipalities, we focused on liquid, higher-quality tax-backed and essential services bonds. We also limited exposure to uninsured health care and corporate-backed issues, as a reduction in Medicare reimbursements and the weak Ohio economy, respectively, contributed to credit downgrades for several issuers in these sectors. We also avoided tobacco industry and airport bonds, waiting for improvements in their longer-term outlooks. In addition, we continued to manage the fund with our shareholders' tax situations in mind. The number of holdings subject to the Alternative Minimum Tax remained low, and we kept capital gains to a minimum.

Maturity Distribution*
Less than two years...................6.5%
Years 2-6............................28.8%
Years 6-12...........................48.8%
Years 12-22..........................15.9%
Average Years to
  Maturity.......................5.3 Years
Duration.........................4.6 Years

Sector Distribution*
Municipal Bonds/Notes..............  99.0%
Investment Companies...............   0.5%
Other Assets in excess of
  Liabilities......................   0.5%

(Alternative Minimum Tax...........   4.6%)

Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  68.1%
AA.................................  20.0%
A..................................   6.4%
BAA................................   5.1%
Other/Not Rated....................   0.4%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
6/94                                           10000                   10000                  10000                  10000
6/95                                           10607                 10822.7                10831.7                  10676
6/96                                           11211                   11422                11494.3                11214.1
6/97                                           12020                 12224.6                12371.4                11977.7
6/98                                           12878                 13121.9                13336.6                12810.2
6/99                                           13115                 13505.4                13728.9                  13092
6/00                                           13404                   14044                14287.3                13450.7
6/01                                           14561                 15333.5                15603.1                  14621
6/02                                           15482                 16431.7                16718.8                15511.4
6/03                                           16669                 17886.4                18127.2                16632.9
6/04                                           16679                 17973.7                18244.8                16677.8

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------------------------------------
  Class I                                             0.06%       4.93%       5.25%         5.71%          7/2/91
---------------------------------------------------------------------------------------------------------------------
  Class A                                            -0.18%       4.67%       4.99%         5.47%          7/2/91
---------------------------------------------------------------------------------------------------------------------
  Class A*                                           -4.69%       3.71%       4.51%         5.10%          7/2/91
---------------------------------------------------------------------------------------------------------------------
  Class B                                            -0.91%       3.96%       4.45%         4.93%          7/2/91
---------------------------------------------------------------------------------------------------------------------
  Class B*                                           -5.72%       3.61%       4.45%         4.93%          7/2/91
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 3-15 Year Municipal Index           0.65%       5.86%       6.20%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 7 Year Municipal Index              0.49%       5.88%       6.04%         6.39%
---------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Municipal Debt Index            0.27%       4.96%       5.25%         5.64%
---------------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92) and Class B (1/14/94), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The fund's income may be subject to the federal alternative minimum tax.

The performance of the Ohio Municipal Bond Fund is measured against the Lehman Brothers 3-15 Year Municipal Bond Index, an unmanaged index comprised of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 20

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Dave Sivinski, CFA, portfolio manager of the fund and member of the tax-free bond team, Dan Davies, managing director of tax-free investments, and Gary Madich, CFA and chief investment officer of fixed income securities.

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of -0.33% for the fiscal year. (For information on other share classes, see page 21.) As of June 30, 2004, the 30-day SEC yield on the fund's Class I shares was 3.25%, which translates to a taxable-equivalent yield of 5.56% for shareholders in the 35% federal income tax bracket and the 6.5% West Virginia state bracket.

HOW WOULD YOU DESCRIBE THE STATE'S BOND MARKET?
Municipal yields increased during the year, primarily in response to a growing domestic economy and the expectations of subsequent monetary tightening moves by the Federal Reserve. The relative trading level of West Virginia issues versus that of other states changed little during the year and had little impact on fund performance. This occurred even though the issuance of West Virginia securities far exceeded the issuance in the overall market (a 91.2% year-over-year increase for West Virginia versus an 8.4% decrease nationwide). Although significant relative to the market as a whole, the growth in the state's issuance primarily was due to an unusually low volume in 2003.

HOW DID THE FUND'S RETURN COMPARE TO THAT OF ITS BENCHMARK?
The fund's Class I shares performance lagged that of its benchmark, the Lehman Brothers 3-15 Year Municipal Bond Index, for the one-year period (total return of 0.65%, see page 21 for details). This primarily was due to the unexpected call of a number of high-yield holdings in the fund. (Some bonds contain a "call" feature, which allows the issuer to call, or redeem, the securities before their maturity dates. Issuers usually call bonds when interest rates decline, so they can refinance their debt at lower rates.) The negative impact of the calls offset the positive influence of our duration strategy. Given that interest rates had been at historic lows for an extended period of time, we felt it prudent to position the fund's duration (sensitivity to interest rate changes) for a potential rising-rate environment. (When interest rates are rising, funds with shorter durations generally experience less price depreciation.) To control duration, we focused on bonds with maturities of five to 10 years.

WHAT OTHER STRATEGIES DID YOU IMPLEMENT?
Due to the growing fiscal pressures facing most states and municipalities, we focused on liquid, higher-quality tax-backed and essential services bonds. We also limited exposure to uninsured health care and corporate-backed issues, as a reduction in Medicare reimbursements and the weak state economy, respectively, contributed to credit downgrades for several issuers in these sectors. We also avoided tobacco industry and airport bonds, waiting for improvements in their longer-term outlooks. In addition, we continued to manage the fund with our shareholders' tax situations in mind. The number of holdings subject to the Alternative Minimum Tax remained low, and we kept capital gains to a minimum.

Maturity Distribution*
Less than two years...................6.6%
Years 2-6............................23.1%
Years 6-12...........................49.0%
Years 12-22..........................21.3%
Average Years to
  Maturity.......................5.5 Years
Duration.........................4.7 Years

Sector Distribution*
Municipal Bonds/Notes..............  99.5%
Investment Companies...............   0.8%
Other Liabilities in excess of
  Assets...........................  (0.3%)

(Alternative Minimum Tax...........   4.5%)

Quality Breakdown*
(Average Quality AAA)
AAA/AAA Insured....................  85.6%
AA.................................   5.8%
A..................................   4.8%
Other/Not Rated....................   3.8%

--------------------------------------------------------------------------------

* As of 6/30/04. Portfolio composition subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                LEHMAN BROTHERS 7     LEHMAN BROTHERS 3-15
                                                               YEAR MUNICIPAL BOND    YEAR MUNICIPAL BOND    LIPPER INTERMEDIATE
                                              CLASS I                 INDEX                  INDEX           MUNICIPAL DEBT INDEX
                                              -------          -------------------    --------------------   --------------------
6/94                                           10000                   10000                  10000                  10000
6/95                                           10565                 10822.7                10831.7                  10676
6/96                                           11050                   11422                11494.3                11214.1
6/97                                           11865                 12224.6                12371.4                11977.7
6/98                                           12739                 13121.9                13336.6                12810.2
6/99                                           12957                 13505.4                13728.9                  13092
6/00                                           13315                   14044                14287.3                13450.7
6/01                                           14450                 15333.5                15603.1                  14621
6/02                                           15349                 16431.7                16718.8                15511.4
6/03                                           16576                 17886.4                18127.2                16632.9
6/04                                           16522                 17973.7                18244.8                16677.8

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

---------------------------------------------------------------------------------------------------------------------
                                                     1 Year      5 Year      10 Year   Since Inception Inception Date
---------------------------------------------------------------------------------------------------------------------
  Class I                                            -0.33%       4.98%       5.15%         6.51%         12/31/83
---------------------------------------------------------------------------------------------------------------------
  Class A                                            -0.50%       4.73%       4.91%         6.27%         12/31/83
---------------------------------------------------------------------------------------------------------------------
  Class A*                                           -4.96%       3.78%       4.43%         6.03%         12/31/83
---------------------------------------------------------------------------------------------------------------------
  Class B                                            -1.15%       4.05%       4.25%         5.59%         12/31/83
---------------------------------------------------------------------------------------------------------------------
  Class B*                                           -5.95%       3.70%       4.25%         5.59%         12/31/83
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 3-15 Year Municipal Index           0.65%       5.86%       6.20%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lehman Brothers 7 Year Municipal Index              0.49%       5.88%       6.04%           N/A
---------------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Municipal Debt Index            0.27%       4.96%       5.25%           N/A
---------------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date. Without the waiver, total return would have been lower.

The fund's income may be subject to the federal alternative minimum tax.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the mutual fund on January 20, 1997, adjusted to reflect the expenses associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the West Virginia Municipal Bond Fund is measured against the Lehman Brothers 3-15 Year Municipal Bond Index, an unmanaged index comprised of investment-grade, tax-exempt municipal bonds with a maturity of three to fifteen years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lehman Brothers 3-15 Year Municipal Index for all classes consists of the average monthly returns of the Lehman Brothers 7 Year Municipal Index for periods prior to July 1, 1993. Thereafter, the data is from Lehman Brothers 3-15 Year Municipal Index which corresponds with the initiation of the Lehman Brothers 3-15 Year Municipal Index of July 1, 1993.

The Lehman Brothers 7 Year Municipal Bond Index represents the performance of investment-grade municipal bonds with maturities close to seven years.

The Lipper Intermediate Municipal Debt Index consists of the equally weighted average monthly return of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 22

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 MUNICIPAL BONDS (89.2%):
Alabama (0.3%):
  1,510     Birmingham Airport Authority,
              Airport Revenue, Series B, AMT,
              5.00%, 7/1/09, FSA..............    1,613
    250     State Public Housing Authorities
              Capital, Series A, 3.50%,
              1/1/10, FSA.....................      250
                                                -------
                                                  1,863
                                                -------
Alaska (1.0%):
  1,220     North Slope Boro, Capital
              Appreciation, GO, Series B,
              0.00%, 6/30/07, MBIA............    1,117
  4,000     Valdez, Marine Term Revenue,
              Series A, 1.80%, 5/1/31,
              Mandatory Put 6/1/05 @ 100......    4,001
                                                -------
                                                  5,118
                                                -------
Arizona (5.4%):
    820     Gila County IDA, Revenue, Cobre
              Valley Community Hospital,
              5.38%, 12/1/07..................      868
  1,765     Maricopa County, IDA, Correctional
              Facilities Revenue, Phoenix West
              Prison, 3.50%, 7/1/08, ACA......    1,744
 11,705     Maricopa County, IDA, Multi-Family
              Housing Revenue, Coral Point
              Apartments Project, Series A,
              4.95%, 3/1/28, Callable 3/1/06 @
              101.............................   12,030
  1,880     Maricopa County, Unified School
              District #90, GO, Saddle
              Mountain School Improvement,
              Series A, 3.75%, 7/1/07.........    1,913
  2,130     Maricopa County, Unified School
              District #90, GO, Saddle
              Mountain School Improvement,
              Series A, 4.50%, 7/1/08.........    2,210
  3,530     Pima County, IDA, Single Family
              Mortgage Revenue, AMT, 4.55%,
              9/1/25, Callable 3/1/14 @101,
              GNMA/FNMA.......................    3,543
  2,000     Tempe Unified High School District
              #213, 5.00%, 7/1/06.............    2,111
  1,000     Tempe Unified High School District
              #213, 5.00%, 7/1/07.............    1,069
  2,345     Tucson & Pima County, IDA, 7.45%,
              7/1/33, Callable 1/1/10 @ 101...    2,367
  1,000     Tucson, GO, 6.40%, 7/1/08, FGIC...    1,130
                                                -------
                                                 28,985
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arkansas (1.3%):
  2,090     Little Rock, Waste Disposal
              Revenue, 4.00%, 5/1/06..........    2,158
  1,005     Northwest Regional Airport
              Authority, Airport Revenue, AMT,
              4.00%, 2/1/09, ACA..............    1,005
  1,090     Northwest Regional Airport
              Authority, Airport Revenue, AMT,
              4.00%, 2/1/07, ACA..............    1,107
  2,945     State Development Finance
              Authority, Single Family
              Mortgage Revenue, Mortgage
              Backed Securities Program,
              Series B, AMT, 3.50%, 1/1/34,
              Callable 1/1/13 @ 100...........    2,920
                                                -------
                                                  7,190
                                                -------
California (3.8%):
  1,000     ABAG Finance Authority For
              Nonprofit Corps., Certificates
              of Participation, Stanford
              University Hospital, 5.13%,
              11/1/05, Callable 11/1/04 @ 101,
              MBIA............................    1,026
  2,345     Housing Finance Agency, Revenue,
              0.00%, 8/1/27, Callable 8/1/09 @
              37..............................      665
  5,400     Orange County Housing Finance
              Authority, Homeowner Revenue,
              Series B, AMT, 5.65%, 9/1/34,
              Callable 9/1/13 @ 100, GNMA/
              FNMA............................    5,707
  2,000     Sacramento County Sanitation
              District, Finance Authority
              Revenue, Series A, 5.88%,
              12/1/27, Callable 12/1/05 @
              101.............................    2,125
  1,000     State, GO, 6.25%, 9/1/07..........    1,103
  1,875     State, GO, 5.00%, 3/1/08..........    2,002
    500     State, GO, 6.00%, 2/1/09..........      557
  4,000     Statewide Communities Development
              Authority Revenue, Series G,
              2.30%, 4/1/34, Mandatory Put
              5/1/07 @ 100....................    3,882
  1,475     Statewide Communities Development
              Authority, Insured Health
              Facilities Revenue, L.A. Jewish
              Home, 4.25%, 11/15/08, LOC:
              California State Mortgage.......    1,519

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
California, continued:
  1,850     Statewide Communities Development
              Authority, Revenue, Kaiser
              Permanente, Series C, 3.85%,
              8/1/31, Putable 8/1/06 @ 100....    1,886
                                                -------
                                                 20,472
                                                -------
Colorado (5.7%):
  2,405     Araphoe County, Water & Wastewater
              Authority, Revenue, Series C,
              3.13%, 12/1/25, Mandatory Put
              12/1/09 @ 100, LOC: BNP
              Paribas.........................    2,334
  2,500     Countrydale Metropolitan District,
              GO, 3.50%, 12/1/32, Mandatory
              Put 12/1/07 @ 100, LOC: Compass
              Bank............................    2,493
  1,065     Delta County Memorial Hospital
              District, Revenue, 3.75%,
              9/1/07..........................    1,076
  1,125     Delta County Memorial Hospital
              District, Revenue, 4.10%,
              9/1/08..........................    1,137
  1,155     Delta County Memorial Hospital
              District, Revenue, 4.45%,
              9/1/09..........................    1,172
  1,570     Denver City & County, GO, Series
              B, 5.75%, 8/1/08................    1,739
  2,380     Denver City & County, Single
              Family Mortgage Revenue, Metro
              Mayors, Series A, AMT, 6.35%,
              11/1/30, Callable 5/1/09 @
              103.50, GNMA/FNMA/FHLMC.........    2,420
  5,000     Department of Transportation,
              Revenue, 6.00%, 6/15/08.........    5,567
  1,145     El Paso County, Single Family
              Mortgage Revenue, 4.50%,
              11/1/24.........................    1,191
  2,000     Health Facilities Authority
              Revenue, Catholic Health
              Initiatives, 4.00%, 9/1/05......    2,044
  1,595     Highlands Ranch Metropolitan
              District #3, GO, Series B,
              5.00%, 12/1/06, ACA.............    1,665
    880     Housing & Finance Authority,
              Multi-Family Housing Revenue,
              3.15%, 10/1/06..................      890
    905     Housing & Finance Authority,
              Multi-Family Housing Revenue,
              3.50%, 10/1/07..................      916
  1,490     Housing Finance Authority, Single
              Family Housing, Revenue, AMT,
              6.45%, 4/1/30, Callable 4/1/09 @
              105.............................    1,531

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
  1,130     Hyland Hills Metro Parks &
              Recreation, Colorado Special
              Revenue, Series A, 5.00%,
              12/15/06........................    1,156
    770     State Health Facilities Authority,
              Revenue, Denver Options, Inc.
              Project, 4.25%, 2/1/07, ACA.....      786
  2,500     Wildgrass Metro District, 1.60%,
              12/1/34, Mandatory Put 12/1/04 @
              100, LOC: Compass Bank..........    2,500
                                                -------
                                                 30,617
                                                -------
Delaware (1.6%):
  5,250     State Health Facilities Authority,
              Revenue, Beebe Medical Center
              Project, 2.25%, 6/1/32,
              Mandatory Put 1/1/07 @ 100, LOC:
              PNC Bank N.A....................    5,171
  3,230     State Housing Authority, Single
              Family Mortgage Revenue, Series
              B-1, AMT, 2.00%, 1/1/12.........    3,234
                                                -------
                                                  8,405
                                                -------
District of Columbia (1.2%):
  1,490     District of Columbia, GO, 5.50%,
              6/1/07..........................    1,607
  4,500     State Convention Center Authority,
              Dedicated Tax Revenue, 5.25%,
              10/1/08.........................    4,880
                                                -------
                                                  6,487
                                                -------
Florida (4.1%):
  1,185     Atlantic Beach, Health Care
              Facilities Revenue, 5.25%,
              10/1/08, ACA....................    1,251
  2,215     Escambia County, Housing Finance
              Authority, Single Family
              Mortgage Revenue, Multi-County
              Project, Series A, AMT, 2.63%,
              10/1/09, GNMA/FNMA..............    2,137
  1,550     Hillsborough County, Housing
              Finance Authority, Multi-Family
              Revenue, Oaks at Riverview
              Project, Series B, AMT, 2.13%,
              1/1/07..........................    1,512
    855     Housing Finance Corp., Revenue,
              4.35%, 7/1/07...................      873
  5,510     Miami-Dade County School Board,
              Certificates of Participation,
              Series A, 5.00%, 8/1/27,
              Mandatory Put 8/1/08 @ 100......    5,889

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 24

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
 10,000     University Athletic Association,
              Inc., Athletic Program Revenue,
              3.50%, 10/1/31, Mandatory Put
              10/1/06 @ 100...................   10,209
                                                -------
                                                 21,871
                                                -------
Georgia (1.5%):
  1,290     Gainesville & Hall County Hospital
              Authority, Revenue, Northeast
              Health Systems, Inc. Project,
              3.75%, 5/15/06..................    1,310
    425     Governmental Services Authority,
              Revenue, 4.00%, 1/1/10, FGIC....      438
    905     Monroe County Development
              Authority, PCR, Oglethorpe Power
              Corp., Series A, 6.70%, 1/1/09,
              MBIA............................    1,035
    500     Monroe County Development
              Authority, PCR, Oglethorpe Power
              Corp., Series A, 6.75%, 1/1/10,
              MBIA............................      582
  1,000     Municipal Electric Authority,
              Power Revenue, 6.00%, 1/1/06....    1,054
  3,000     State, GO, 6.25%, 9/1/08..........    3,385
                                                -------
                                                  7,804
                                                -------
Hawaii (2.5%):
  2,000     Honolulu City and County, GO,
              5.45%, 9/11/08, MBIA............    2,181
  5,850     State Airports System Revenue,
              AMT, 5.00%, 7/1/07..............    6,184
  4,560     State Airports, System Revenue,
              AMT, 5.50%, 7/1/07..............    4,886
                                                -------
                                                 13,251
                                                -------
Idaho (0.3%):
  1,555     Blaine County, School District #61
              Hailey, GO, 5.00%, 7/30/08......    1,676
                                                -------
Illinois (3.0%):
  1,100     Chicago O'Hare International
              Airport, Revenue, Series D, AMT,
              3.50%, 1/1/06...................    1,117
    570     Chicago, GO, 5.00%, 1/1/07,
              AMBAC...........................      603
  2,000     Chicago, GO, Series A, Central
              Loop Project, 0.00%, 12/1/08....    1,712
  1,925     Chicago, Tax Increment Revenue,
              Central Loop Redevelopment,
              Series A, 6.50%, 12/1/08........    2,127
  6,110     Development Finance Authority, Gas
              Supply Revenue, 3.05%, 2/1/33,
              Mandatory Put 2/1/08 @ 100......    6,097

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
  2,410     Educational Facilities Authority,
              Revenue, Illinois Institution of
              Technology, 6.60%, 12/1/09,
              Callable 12/1/04 @ 102, LOC:
              Radian Insurance................    2,486
    800     Glenview, Multi-Family Housing
              Revenue, Valley Lo Towers II
              Project, 5.20%, 12/1/27,
              Mandatory Put 12/1/07 @ 100,
              FNMA............................      832
  1,485     Lake County Community Consolidated
              School, GO, 0.00%, 12/1/06......    1,394
                                                -------
                                                 16,368
                                                -------
Indiana (2.5%):
  5,000     Lawrenceburg, PCR, Indiana
              Michigan Power Co. Project,
              Series F, 2.63%, 10/1/19,
              Mandatory Put 10/1/06 @ 100.....    4,953
  1,275     St. Joseph County, Educational
              Facilities Revenue, University
              of Notre Dame Du Lac Project,
              2.50%, 3/1/38, Mandatory Put
              12/3/07 @ 100...................    1,257
  2,500     State Development Finance
              Authority, PCR, Southern Indiana
              Gas & Electric, Series A, 4.75%,
              3/1/25, Mandatory Put 3/1/06 @
              100.............................    2,574
  2,500     State Development Finance
              Authority, PCR, Southern Indiana
              Gas & Electric, Series C, AMT,
              5.00%, 3/1/30, Mandatory Put
              3/1/06 @ 100....................    2,578
    910     Transportation Finance Authority,
              Revenue, Series A, 6.25%,
              11/1/16, Callable 11/1/04 @
              100.............................      921
  1,210     Valparaiso, Multi-Schools Building
              Corp., First Mortgage Revenue,
              4.00%, 1/10/08, FGIC............    1,251
                                                -------
                                                 13,534
                                                -------
Kentucky (0.1%):
    300     State Housing Corporation, Housing
              Revenue, Series I, AMT, 5.45%,
              7/1/08, Callable 1/1/06 @ 102,
              FHA.............................      313
                                                -------
Louisiana (1.9%):
  1,105     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B-2, AMT, 6.20%, 12/1/29,
              Callable 12/1/07 @ 101,
              FNMA/GNMA FHA/VA................    1,137

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
    730     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B-2, AMT, 6.75%, 12/1/28,
              Callable 6/1/07 @ 102,
              GNMA/FNMA.......................      735
  2,725     Housing Finance Agency, Single
              Family Mortgage Revenue, Home
              Ownership Project, Series A3,
              AMT, 7.45%, 12/1/31, Callable
              9/1/09 @ 101....................    2,816
     80     Jefferson Parish Home Mortgage
              Authority, Single Family
              Mortgage Revenue, Series C, AMT,
              2.00%, 12/1/07, GNMA............       80
  4,000     Public Facilities Authority
              Revenue, 4.00%, 5/15/06, MBIA...    4,128
    225     St. Mary Parish, Solid Waste
              Revenue, 5.40%, 3/1/08..........      240
    280     St. Mary Parish, Solid Waste
              Revenue, 5.40%, 3/1/09..........      301
    295     St. Mary Parish, Solid Waste
              Revenue, 5.40%, 3/1/10..........      317
    310     St. Mary Parish, Solid Waste
              Revenue, 5.40%, 3/1/11..........      332
                                                -------
                                                 10,086
                                                -------
Maryland (0.8%):
  4,300     MMA Financial CDD Senior
              Securitization Trust, Revenue,
              Harmony Pass-Thru Certificates,
              Series A, 3.38%, 11/1/08,
              Callable 5/1/14 @ 103.25, LOC:
              Compass Bank....................    4,291
                                                -------
Massachusetts (1.2%):
    750     State, GO, Series B, 6.50%,
              8/1/08..........................      848
  5,000     State, GO, Series C, 5.00%,
              12/1/07.........................    5,364
                                                -------
                                                  6,212
                                                -------
Michigan (3.8%):
  7,000     Greater Detroit Resource Recovery
              Authority, Revenue, Series A,
              6.25%, 12/13/07, AMBAC..........    7,774
  1,000     Higher Education Student Loan
              Authority, Student Loan Revenue,
              Series XVII-I, AMT, 2.95%,
              3/1/08, AMBAC...................      980
  2,500     Royal Oak Hospital Finance
              Authority, Hospital Revenue,
              William Beaumont Hospital,
              Series K, 0.00%, 11/15/07.......    2,248

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  1,240     Saginaw Hospital Finance
              Authority, Covenant Medical
              Center, Series G, 4.75%,
              7/1/08..........................    1,303
  1,000     State Building Authority, Revenue,
              Facilities Program, Series I,
              5.00%, 10/15/06.................    1,060
  2,925     State Hospital Finance Authority,
              Revenue, Ascension Health
              Credit, Series B, 5.30%,
              11/15/33, Mandatory Put 11/15/06
              @ 100...........................    3,114
  2,595     State Strategic Fund, Limited
              Obligation Revenue, Ford Motor
              Co. Project, Series A, 7.10%,
              2/1/06..........................    2,757
  1,000     Traverse City Area Public Schools,
              GO, 4.35%, 5/1/08...............    1,051
                                                -------
                                                 20,287
                                                -------
Minnesota (0.4%):
  2,200     Hopkins Independent School
              District #270, GO, Series B,
              4.00%, 2/1/08, LOC: School
              District Credit Program.........    2,285
                                                -------
Mississippi (0.3%):
  1,500     Business Financial Corp., Solid
              Waste Disposal Revenue, Waste
              Management Inc. Project, AMT,
              2.30%, 3/1/27, Mandatory Put
              3/1/06 @ 100....................    1,480
                                                -------
Missouri (1.6%):
  2,500     St. Louis International, Airport
              Revenue, Series A, 5.00%,
              7/1/09, FSA.....................    2,677
  1,115     St. Louis, Airport Revenue, 5.00%,
              7/1/07, FSA.....................    1,182
  4,570     St. Louis, IDA, Multi-Family
              Housing Revenue, 5.20%,
              11/15/29, Mandatory Put 11/15/04
              @ 100...........................    4,570
                                                -------
                                                  8,429
                                                -------
Nebraska (0.6%):
  1,025     American Public Energy Agency, Gas
              Supply Revenue, Public Gas
              Agency Project, Series C, 4.10%,
              9/1/09, AMBAC...................    1,066
  1,075     Omaha Public Power District,
              Electric Revenue, Series D,
              5.10%, 2/1/08...................    1,155
  1,000     State, Certificates of
              Participation, Nebraska
              Information System Project,
              4.40%, 7/1/08...................    1,053
                                                -------
                                                  3,274
                                                -------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 26

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 New Hampshire (0.8%):
    550     Health & Educational Facility
              Authority, Revenue, 3.65%,
              7/1/08..........................      551
  4,000     State Business Finance Authority,
              Pollution Control Revenue,
              Series A, AMT, 3.50%, 7/1/27,
              Mandatory Put 2/1/09 @ 100......    3,903
                                                -------
                                                  4,454
                                                -------
New Jersey (1.9%):
  2,435     South Jersey Port Corp., Revenue,
              AMT, 5.00%, 1/1/06..............    2,526
  2,555     South Jersey Port Corp., Revenue,
              AMT, 5.00%, 1/1/07..............    2,678
  2,685     South Jersey Port Corp., Revenue,
              AMT, 5.00%, 1/1/08..............    2,827
  1,105     State Educational Facilities
              Authority, Revenue, Fairleigh
              Dickinson University, Series D,
              5.00%, 7/1/07, ACA..............    1,152
  1,000     State, GO, Series F, 5.50%,
              8/1/08..........................    1,096
                                                -------
                                                 10,279
                                                -------
New Mexico (1.1%):
  5,630     State Highway Common Revenue,
              Senior Subordinate Lien Tax,
              Series A, 5.00%, 6/15/09........    6,068
                                                -------
New York (12.5%):
 11,000     New York City, GO, Series A,
              6.25%, 8/1/08, Callable 8/1/06 @
              101.5, MBIA.....................   11,965
  4,800     New York City, GO, Series A,
              6.25%, 8/1/09, Callable 8/1/06 @
              101.5...........................    5,199
  3,400     New York City, GO, Series B,
              6.38%, 8/15/09..................    3,614
  2,500     New York City, GO, Series L,
              5.20%, 8/1/08, Callable 8/1/07 @
              101, MBIA.......................    2,682
  1,000     New York City, Series E, GO,
              5.88%, 8/1/13, Callable 8/1/06 @
              101.5...........................    1,082
  1,000     New York, GO, Series A, 5.00%,
              11/1/05.........................    1,039
  1,010     State Dormitory Authority,
              Revenue, 5.50%, 7/1/04..........    1,010
  2,000     State Dormitory Authority Revenue,
              Mount Sinai School of Medicine,
              5.00%, 7/1/09, MBIA.............    2,152
  5,000     State Urban Development Corp.,
              Correctional & Youth Facilities
              Revenue, Series A, 5.00%,
              1/1/08..........................    5,329

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
New York, continued:
 19,625     State Urban Development Corp.,
              Correctional & Youth Facilities
              Revenue, Series A, 5.25%,
              1/1/21, Mandatory Put 1/1/09 @
              100.............................   21,073
  1,810     State Urban Development Corp.,
              State Facilities Revenue, 5.70%,
              4/1/09..........................    1,998
  7,655     State, GO, Series B, 5.00%,
              8/1/07..........................    8,106
  2,525     Tobacco Settlement Financing
              Corp., Revenue, Series B-1,
              4.00%, 6/1/07...................    2,593
                                                -------
                                                 67,842
                                                -------
North Carolina (0.5%):
    150     Robeson County Industrial
              Facilities, Revenue, 6.40%,
              12/1/06.........................      164
  1,000     State Medical Care Community,
              Health Care Facilities Revenue,
              Series A, 3.13%, 11/1/09........      975
  1,500     State Medical Care Community,
              Health Care Facilities Revenue,
              Series A, 3.38%, 11/1/10........    1,461
                                                -------
                                                  2,600
                                                -------
North Dakota (0.3%):
    830     State Housing Finance Agency,
              Revenue, Housing Finance
              Program, Home Mortgage Finance,
              Series B, AMT, 2.95%, 7/1/07....      833
    585     State Housing Finance Agency,
              Revenue, Housing Finance
              Program, Home Mortgage Finance,
              Series B, AMT, 3.30%, 7/1/08....      586
                                                -------
                                                  1,419
                                                -------
Ohio (3.5%):
  1,220     Belmont County, Health Systems
              Revenue, East Ohio Regional
              Hospital, Series A, 5.00%,
              1/1/07..........................    1,266
  6,000     Cleveland-Cuyahoga County, Ohio
              Port Authority Revenue, Rock and
              Roll Hall of Fame Project,
              3.60%, 12/1/14, Callable 12/1/04
              @ 100, FSA......................    5,776
    230     Columbus Regional Airport
              Authority, Multi-Family Revenue,
              Joseph Knight Towers, Project A,
              AMT, 3.60%, 2/20/09, GNMA.......      230

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
    480     Columbus Regional Airport
              Authority, Multi-Family Revenue,
              Joseph Knight Towers, Project A,
              AMT, 4.30%, 2/20/14, GNMA.......      472
  3,080     Franklin County, Multi-Family
              Housing Revenue, Agler Green
              Projects, AMT, 3.45%, 5/1/05....    3,130
    320     Lucas County Port Authority,
              Revenue, Series B, AMT, 5.63%,
              11/15/04........................      324
  2,415     Mahoning County Healthcare
              Facilities, Revenue, Copeland
              Oaks Project, 4.00%, 4/1/22,
              Mandatory Put 3/31/05 @ 100,
              LOC: Sky Bank...................    2,440
  3,290     Montgomery County, Multi-Family
              Housing Revenue, 1.80%,
              11/1/05.........................    3,288
    640     State Housing Development Corp.,
              Multi-Family Housing Revenue,
              3.75%, 1/1/07...................      658
  1,000     State Water Development Authority,
              Pollution Control Facilities
              Revenue, Water Control Loan
              Fund, 5.50%, 6/1/08.............    1,095
                                                -------
                                                 18,679
                                                -------
Oklahoma (1.4%):
  2,000     Housing Finance Agency,
              Multi-Family Housing Revenue,
              Rental Series A-3, 5.50%,
              11/1/25, Callable 5/1/05 @ 100,
              FNMA............................    2,050
  1,620     Housing Finance Agency, Single
              Family Revenue, AMT, 6.80%,
              9/1/26, Callable 9/1/09 @ 101,
              GNMA/ FNMA......................    1,674
  2,585     Housing Finance Agency, Single
              Family Revenue, AMT, 6.25%,
              9/1/29, Callable 9/1/08 @ 101.5,
              GNMA/FNMA.......................    2,662
  1,115     State, Capital Improvement
              Authority, 5.00%, 6/1/08,
              MBIA............................    1,202
                                                -------
                                                  7,588
                                                -------
Oregon (0.5%):
  3,010     Port Portland, GO, Series A,
              0.00%, 3/1/07...................    2,795
                                                -------
Pennsylvania (3.7%):
 10,130     Allegheny County Port Authority,
              5.38%, 6/1/07...................   10,922
  3,935     Delaware River, Joint Toll Bridge
              Revenue, 5.00%, 7/1/06, LOC:
              Community Bridge................    4,145

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
  1,265     Erie Higher Education Building
              Authority, University Revenue,
              Gannon University Project,
              Series F, 2.25%, 7/1/13,
              Mandatory Put 1/15/07 @ 100,
              LOC: PNC Bank...................    1,240
  2,350     Philadelphia Airport Revenue,
              Series A, 5.50%, 6/15/05,
              AMBAC...........................    2,433
  1,405     State Higher Educational
              Facilities Authority, Revenue,
              Mercyhurst College, Series E1,
              2.00%, 11/1/19, Mandatory Put
              11/1/06 @ 100, LOC: PNC Bank
              N.A.............................    1,389
                                                -------
                                                 20,129
                                                -------
Puerto Rico (4.1%):
  2,670     Commonwealth Public Improvement,
              GO, Series C, 5.00%, 7/1/28,
              Mandatory Put 7/1/08 @ 100,
              MBIA............................    2,860
  7,955     Commonwealth Public Improvement,
              Series C, GO, 5.00%, 7/1/18,
              Mandatory Put 7/1/08 @ 100, LOC:
              Radian..........................    8,482
  1,000     Public Buildings Authority,
              Revenue, 5.00%, 7/1/07..........    1,065
  1,010     Puerto Rico Commonwealth, GO,
              0.00%, 7/1/04...................    1,010
  2,015     Puerto Rico Commonwealth, GO,
              0.00%, 7/1/04...................    2,015
  1,650     Puerto Rico Commonwealth, GO,
              5.00%, 7/1/04...................    1,650
  1,500     Puerto Rico Commonwealth, Public
              Improvement, GO, Series A,
              5.00%, 7/1/08...................    1,609
  3,000     Puerto Rico Commonwealth, Public
              Improvement, GO, Series C,
              5.00%, 7/1/18, Mandatory Put
              7/1/08 @ 100....................    3,174
                                                -------
                                                 21,865
                                                -------
South Carolina (0.6%):
  3,080     Greenville Hospital Systems,
              Hospital Facilities Revenue,
              Series A, 5.10%, 5/1/05.........    3,166
                                                -------
Tennessee (2.5%):
  2,300     Carter County Industrial
              Development Board, Revenue,
              Inland Container Corp. Project,
              4.15%, 10/1/07..................    2,354

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 28

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Tennessee, continued:
    645     Dyer County, Industrial
              Development Board, IDR,
              Association Project -- Kroger
              Co., 6.00%, 2/1/07, Callable
              2/1/05 @ 101....................      640
  1,000     Energy Acquisition Corp., Gas
              Revenue, Series B, 5.00%,
              9/1/07..........................    1,068
  5,895     Housing Development Agency,
              Homeownership Program, Issue 3A,
              AMT, 0.00%, 7/1/07, LOC: GO of
              Agency..........................    5,138
  3,900     Knox County, Health Educational &
              Housing Facilities Revenue,
              7.25%, 1/1/08...................    4,440
                                                -------
                                                 13,640
                                                -------
Texas (4.1%):
  3,000     Brazos River Authority, PCR,
              Utilities Electric Co., Series
              B, AMT, 5.05%, 6/1/30, Mandatory
              Put 6/19/06 @ 100...............    3,096
  4,600     Brazos River, Harbor Navigation
              District, Revenue, Brazoria
              County Environmental Facilities,
              Dow Chemical Co., Series B-2,
              4.75%, 5/15/33, Mandatory Put
              5/15/07 @ 100...................    4,793
  2,900     Brazos River, Harbor Navigation
              District, Revenue, Brazoria
              County Environmental Facilities,
              Dow Chemical Co., Series A-3,
              4.95%, 5/15/33, Mandatory Put
              5/15/07 @ 100...................    3,004
  1,530     El Paso Water & Sewer Revenue,
              5.00%, 3/1/07, AMBAC............    1,625
  1,000     Gulf Coast Waste Disposal
              Authority, Revenue, Waste
              Management, Series A, 2.50%,
              5/1/28, Mandatory Put 5/1/05 @
              100.............................      999
  2,000     Houston Airport Systems Revenue,
              4.00%, 7/1/07, FGIC.............    2,054
  1,195     Keller Higher Education Facilities
              Corp., Student Housing Revenue,
              Series A, 4.25%, 6/1/08.........    1,237
  3,000     North Texas Thruway Authority,
              5.00%, 1/1/38, Mandatory Put
              7/1/08 @ 100, AMBAC.............    3,200
  1,555     Southeast Housing Finance Corp.,
              Residual Revenue, Series A,
              0.00%, 11/1/14, Prerefunded
              5/1/05 @ 56.09, ETM.............      860

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
  1,000     State Public Finance Authority,
              Revenue, Unemployment
              Compensation Assessment, Series
              A, 5.00%, 6/15/08, FSA..........    1,075
                                                -------
                                                 21,943
                                                -------
Virginia (1.2%):
  1,000     Big Stone Gap Redevelopment and
              Housing Authority, Correctional
              Facility Lease Revenue, 5.00%,
              9/1/08..........................    1,076
  2,000     Louisa Industrial Development
              Authority, Solid Waste & Sewer
              Disposal Revenue, Series A,
              2.35%, 9/1/30, Mandatory Put
              4/1/07 @ 100....................    1,928
  2,000     Peninsula Ports Authority Coal,
              Terminal Revenue, Dominion
              Terminal Associates Project,
              3.30%, 10/1/33, Mandatory Put
              10/1/08 @ 100, GTY: Dominion
              Energy..........................    1,963
    650     State Housing Development
              Authority, Revenue, Rental
              Housing, Series F, AMT, 4.30%,
              5/1/06..........................      672
    650     State Housing Development
              Authority, Revenue, Rental
              Housing, Series F, AMT, 4.40%,
              5/1/07..........................      677
                                                -------
                                                  6,316
                                                -------
Washington (3.3%):
  2,055     King County, School District #415,
              GO, 6.30%, 12/1/08..............    2,313
  1,475     State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 0.00%, 7/1/07, ETM....    1,354
  2,500     State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 5.75%, 7/1/08.........    2,753
  2,140     State Public Power Supply System,
              Nuclear Project #3, Revenue,
              Series B, 0.00%, 7/1/08, FGIC...    1,868
  2,000     State Public Power, Supply System
              Revenue, Nuclear Project #2,
              Series A, 6.10%, 7/1/06.........    2,149
  3,550     State Public Power, Supply System
              Revenue, Nuclear Project #2,
              Series A, 0.00%, 7/1/07.........    3,243
  4,195     State Public Power, Supply System
              Revenue, Nuclear Project #2,
              Series A, 0.00%, 7/1/07, MBIA,
              ETM.............................    3,853
                                                -------
                                                 17,533
                                                -------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP SHORT-TERM MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Wisconsin (1.7%):
  7,400     Badger Tobacco Asset
              Securitization Corp., 5.00%,
              6/1/08..........................    7,251
  2,000     State, GO, Series
              A, 5.00%, 5/1/07................    2,130
                                                -------
                                                  9,381
                                                -------
Wyoming (0.6%):
  1,540     Teton County Hospital District,
              Hospital Revenue, St. Johns
              Medical Center, 5.00%,
              12/1/05.........................    1,552
  1,620     Teton County Hospital District,
              Hospital Revenue, St. Johns
              Medical Center, 5.25%,
              12/1/06.........................    1,665
                                                -------
                                                  3,217
                                                -------
  Total Municipal Bonds                         479,212
                                                -------
WEEKLY DEMAND NOTES (4.5%):
Illinois (2.4%):
  8,300     Development Finance Authority,
              PCR, Power Co. Project, 1.50%,
              3/1/17, AMBAC*..................    8,300
  4,150     Development Finance Authority,
              PCR, Power Co. Project, Series
              B, 1.50%, 4/1/32, MBIA*.........    4,150
                                                -------
                                                 12,450
                                                -------
Pennsylvania (2.1%):
  2,500     Allegheny County Hospital
              Development Authority, Revenue,
              UPMC-Health System, Series A,
              1.35%, 9/15/28*.................    2,500
  5,000     Philadelphia School District,
              Series B2, GO, 1.13%, 9/1/30,
              FGIC*...........................    5,000
  4,000     Philadelphia School District,
              Series B8, GO, 1.35%, 9/1/21,
              FGIC*...........................    4,000
                                                -------
                                                 11,500
                                                -------
  Total Weekly Demand Notes                      23,950
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MONTHLY DEMAND NOTES (5.5%):
California (1.5%):
  8,000     State, GO, Series D-1, 1.95%,
              5/1/33*.........................    8,000
                                                -------
Florida (0.9%):
  5,000     Educational Loan Marketing Corp.,
              Series A, 1.30%, 12/1/18*.......    5,000
                                                -------
Illinois (1.8%):
 10,000     Development Finance Authority,
              PCR, Revenue, Power Co. Project,
              Series C, 1.50%, 4/1/32, MBIA*..   10,000
                                                -------
Massachusetts (1.1%):
  5,700     Quincy, Revenue, Longs-Quincy
              Hospital Project, 9.07%,
              1/15/11, FSA, IF*...............    5,960
                                                -------
North Dakota (0.2%):
  1,000     Mclean County, Solid Waste
              Disposal Revenue, AMT, 1.35%,
              12/1/19, Callable 10/1/04 @ 101,
              LOC: National Rural Co.*........    1,000
                                                -------
  Total Monthly Demand Notes                     29,960
                                                -------
INVESTMENT COMPANIES (0.1%):
    692     Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund............................      692
                                                -------
  Total Investment Companies                        692
                                                -------
Total (Cost $535,553) (a)                       533,814
                                                =======

------------
Percentages indicated are based on net assets of $537,560.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 2,450
                   Unrealized depreciation......................   (4,189)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $(1,739)
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 30

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 MUNICIPAL BONDS (98.1%):
Alabama (0.9%):
  1,000     21st Century Authority, Tobacco
              Settlement Revenue, 5.00%,
              12/1/07.........................    1,016
  4,300     University of Alabama, University
              Revenue, 5.50%, 10/1/12,
              Callable 10/1/09 @ 100, FGIC....    4,706
                                                -------
                                                  5,722
                                                -------
Alaska (2.6%):
  7,000     North Slope Boro, Capital
              Appreciation, GO, Series B,
              0.00%, 6/30/07, MBIA............    6,407
  1,000     North Slope Boro, Capital
              Appreciation, GO, Series B,
              0.00%, 6/30/09, MBIA............      835
  1,520     North Slope Boro, Capital
              Appreciation, GO, Series B,
              0.00%, 6/30/11, MBIA............    1,144
  1,000     North Slope Boro, GO, Series A,
              0.00%, 6/30/05, MBIA............      984
  2,890     State, IDA, Revenue, Series A,
              AMT, 5.70%, 4/1/11, Callable
              4/1/07 @ 102....................    3,100
  1,480     Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.10%,
              7/1/10, Callable 7/1/09 @ 100,
              AMBAC...........................    1,564
  1,560     Student Loan Corp., Student Loan
              Revenue, Series A, AMT, 5.20%,
              7/1/11, Callable 7/1/09 @ 100,
              AMBAC...........................    1,642
                                                -------
                                                 15,676
                                                -------
Arizona (2.1%):
  1,340     Gila County, IDA, Hospital
              Revenue, Cobre Valley Community
              Hospital, 5.75%, 12/1/12,
              Callable 12/1/10 @ 101, ACA.....    1,434
  2,960     Maricopa County, Stadium District
              Revenue, 5.00%, 6/1/08, AMBAC...    3,181
  3,005     Maricopa County, Stadium District
              Revenue, 5.00%, 6/1/09, AMBAC...    3,246
  1,075     Phoenix, IDA, Government Office
              Lease Revenue, 5.00%, 9/15/12,
              Callable 9/15/10 @ 100, AMBAC...    1,148

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
  1,900     Phoenix, IDA, Government Office
              Lease Revenue, 5.00%, 9/15/13,
              Callable 9/15/10 @ 100, AMBAC...    2,024
  1,875     Phoenix, IDA, Government Office
              Lease Revenue, 5.10%, 9/15/14,
              Callable 9/15/10 @ 100, AMBAC...    1,997
                                                -------
                                                 13,030
                                                -------
California (7.8%):
  1,505     ABAG Finance Authority for
              Nonprofit Corp., Multi-Family
              Housing Revenue, AMT, 6.75%,
              4/20/07, GNMA...................    1,590
  2,000     ABAG Finance Authority for
              Nonprofit Corp., Multi-Family
              Housing Revenue, AMT, 5.70%,
              11/1/26, Mandatory Put 11/1/06 @
              100.............................    2,061
  3,250     Anaheim Public Finance Authority,
              Revenue, Public Improvements
              Project, Series C, 6.00%,
              9/1/16, FSA.....................    3,749
  3,000     Golden State Tobacco
              Securitization Corp., Tobacco
              Settlement Revenue, Series B,
              5.63%, 6/1/20, Callable 6/1/07 @
              100.............................    3,057
  3,000     State, GO, 5.00%, 2/1/09..........    3,216
  8,000     State Department of Water
              Resources, Power Supply Revenue,
              Series A, 5.38%, 5/1/17,
              Callable 5/1/12 @ 101...........    8,586
  3,720     State Public Works Board, Lease
              Revenue, Department of
              Corrections, Series C, 5.50%,
              6/1/20, Callable 12/1/13 @
              100.............................    3,871
  2,500     State Public Works, Board Lease
              Revenue, Department Of Mental
              Health, 5.50%, 6/1/18, Callable
              6/1/14 @ 100....................    2,674
  3,095     State Tobacco Securitization
              Corp., Tobacco Settlement
              Revenue, Series B, 5.50%,
              6/1/18, Callable 6/1/07 @ 100...    3,160
  3,000     State, GO, 5.00%, 2/1/10..........    3,221
  5,000     State, GO, 5.25%, 2/1/15, Callable
              8/1/13 @ 100, FGIC..............    5,387
  3,000     State, GO, 5.25%, 2/1/18, Callable
              2/1/13 @ 100....................    3,145

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
California, continued:
  3,000     Statewide Communities Development
              Authority, Revenue, Insured
              Health Facilities, 5.00%,
              11/15/18, Callable 11/1/13 @
              100, LOC: California State
              Mortgage........................    3,017
  1,000     Statewide Communities Development
              Authority, Revenue, Insured
              Health Facilities, 5.25%,
              11/15/23, Callable 11/1/13 @
              100, LOC: California State
              Mortgage........................    1,000
                                                -------
                                                 47,734
                                                -------
Colorado (4.3%):
  1,000     Arapahoe County, School District
              #5, Cherry Creek, GO, 6.00%,
              12/15/14, Callable 12/15/09 @
              100.............................    1,123
  3,000     Denver City & County Airport
              Revenue, 5.25%, 11/15/13,
              Callable 11/15/12 @ 100, FGIC...    3,182
  1,640     Denver City & County, Airport
              Revenue, Series B, AMT, 5.75%,
              11/15/09, Callable 11/15/06 @
              102, MBIA.......................    1,770
  1,690     Douglas County School District #1,
              Series B, 5.75%, 12/15/13,
              Callable 12/15/12 @ 100, FSA....    1,908
  1,000     El Paso County, School District
              #11, Colorado Springs, GO,
              7.10%, 12/1/16, Callable 12/1/07
              @ 125...........................    1,265
  5,000     El Paso County, School District
              #11, Colorado Springs, GO,
              7.13%, 12/1/19, Callable 12/1/07
              @ 125...........................    6,449
  1,350     Health Facilities Authority,
              Revenue, 5.00%, 2/1/17, Callable
              2/1/12 @ 100, ACA...............    1,324
  2,355     Health Facilities Authority,
              Revenue, Steamboat Springs
              Health, 5.75%, 9/15/22, Callable
              9/15/08 @ 101...................    2,340
    175     Housing Finance Authority,
              Revenue, 5.38%, 8/1/12, Callable
              8/1/10 @ 102....................      176
  2,400     Metropolitan Football Stadium,
              District Sales Tax Revenue,
              Series A, 0.00%, 1/1/10, MBIA...    1,947
  1,000     Metropolitan Football Stadium,
              District Sales Tax Revenue,
              Series B, 0.00%, 1/1/11.........      770

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
  3,410     Water Reservoir & Power
              Development Authority,
              Wastewater Revenue, Series A,
              6.00%, 9/1/10, AMBAC............    3,883
                                                -------
                                                 26,137
                                                -------
Connecticut (0.9%):
  5,000     State, GO, Series A, 5.25%,
              4/15/11.........................    5,506
                                                -------
District of Columbia (1.2%):
  6,455     District of Columbia Water & Sewer
              Authority, Public Utility
              Revenue, 5.50%, 10/1/10,
              Callable 4/1/09 @ 160...........    7,178
                                                -------
Florida (4.4%):
  5,250     Broward County, Resource Recovery
              Revenue, 5.00%, 12/1/06.........    5,538
    605     Clay County, Housing Finance
              Authority, Single Family
              Mortgage Revenue, AMT, 5.25%,
              10/1/07, Callable 4/1/07 @102,
              GNMA/ FNMA......................      622
    330     Clay County, Housing Finance
              Authority, Single Family
              Mortgage Revenue, AMT, 6.20%,
              9/1/11, Callable 3/1/05 @ 102,
              GNMA............................      339
    260     Clay County, Housing Finance
              Authority, Single Family
              Mortgage Revenue, AMT, 6.25%,
              9/1/13, Callable 3/1/05 @ 102,
              GNMA............................      267
  1,000     Dade County, Aviation Revenue,
              Series A, 6.00%, 10/1/08,
              Callable 10/1/05 @ 102, AMBAC...    1,066
  3,000     Dade County School Board,
              Certificates of Participation,
              Series B, 5.50%, 5/1/30.........    3,293
  4,000     Dade County School Board,
              Certificates of Participation,
              Series B, 5.00%, 5/1/31.........    4,272
  1,500     Gulf Breeze, Miami Beach Local
              Government Revenue, Series B,
              5.13%, 12/1/20, Putable 12/1/15
              @ 100, FGIC.....................    1,582
  1,735     Gulf Breeze, Miami Beach Local
              Government Revenue, Series C,
              5.00%, 12/1/15, Callable 12/1/11
              @ 100, FGIC.....................    1,846

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 32

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
  1,185     Indian River County, Hospital
              Revenue, 5.95%, 10/1/09,
              Callable 1/1/07 @ 102, FSA......    1,292
  1,285     Indian River County, Hospital
              Revenue, 6.00%, 10/1/10,
              Callable 1/1/07 @ 102, FSA......    1,402
  4,000     Palm Beach County, Housing Finance
              Authority, Multi-Family Housing
              Revenue, Country Lake, 4.75%,
              6/1/31, Callable 6/1/09 @ 101,
              FNMA............................    4,186
  1,000     State Development Board, Finance
              Department, General Services
              Revenue, Environmental
              Preservation, Series 00-A,
              5.50%, 7/1/13, Callable 7/1/06 @
              101, MBIA.......................    1,075
                                                -------
                                                 26,780
                                                -------
Georgia (1.1%):
  1,000     Atlanta Airport Facilities,
              Revenue, Series A, 6.50%,
              1/1/07, AMBAC...................    1,097
  5,000     State, Series D, GO, 5.80%,
              11/1/12, Callable 11/1/09 @
              102.............................    5,659
                                                -------
                                                  6,756
                                                -------
Hawaii (0.8%):
  1,000     Honolulu City & County, GO, Series
              A, 5.60%, 4/1/07, FSA...........    1,080
  3,335     State, GO, Series CM, 6.00%,
              12/1/10, FGIC...................    3,810
                                                -------
                                                  4,890
                                                -------
Illinois (3.8%):
  3,275     Chicago Tax Increment, 5.00%,
              11/15/07, ACA...................    3,426
  1,370     Chicago, Emergency Telephone
              Systems, GO, 5.25%, 1/1/13,
              FGIC............................    1,498
  1,000     Chicago, Emergency Telephone
              Systems, GO, 5.25%, 1/1/15,
              FGIC............................    1,085
  1,000     Chicago, Metro Water Reclamation,
              District - Greater Chicago,
              Capital Improvements, GO, 7.25%,
              12/1/12.........................    1,243
  3,000     Chicago, O'Hare International
              Airport, Revenue, Series A,
              5.63%, 1/1/13, Callable 1/1/06 @
              102, AMBAC......................    3,191
  5,300     Chicago, Public Building
              Commission, Revenue, Series A,
              5.25%, 12/1/11, MBIA............    5,827

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
  1,645     Health Facilities Authority,
              Northwestern Medical, Revenue,
              6.13%, 11/15/07, Prerefunded
              11/15/04 @ 102, MBIA............    1,706
  1,025     Will County, School District #204,
              GO, 5.38%, 12/1/12, Callable
              12/1/11 @ 100, FSA..............    1,123
  1,350     Winnebago County, School District
              #122, Harlem -- Loves Park
              Refunding, GO, 6.35%, 6/1/07,
              FGIC............................    1,487
  4,445     Winnebago County, School District
              #122, Harlem -- Loves Park
              Refunding, GO, 0.00%, 1/1/13,
              FSA.............................    3,055
                                                -------
                                                 23,641
                                                -------
Indiana (2.4%):
  1,670     Fifth Avenue Housing Development
              Corp., Mortgage Revenue, Section
              8 Assisted Project, Series A,
              5.05%, 8/1/11, Callable 2/1/05 @
              100.............................    1,671
  3,000     Indianapolis Airport Authority,
              Special Facilities Revenue,
              Federal Express Corp. Project,
              AMT, 7.10%, 1/15/17, Callable
              7/15/04 @ 102...................    3,073
  2,590     Indianapolis, EDR,
              Knob-in-the-Woods Project,
              6.38%, 12/1/24..................    2,627
  1,702     Indianapolis, Multi-Family
              Revenue, Series A, 5.35%,
              12/1/16, Callable 4/1/11 @ 100,
              GNMA............................    1,770
  1,000     State Vocational Technical
              College, Building Facilities
              Fee, Revenue, Series D, 6.50%,
              7/1/07, Callable 1/1/05 @ 102,
              AMBAC...........................    1,045
  1,500     Transportation Finance Authority,
              AMBAC, 6.00%, 11/1/11...........    1,706
  2,280     Transportation Finance Authority,
              Highway Revenue, Series A,
              5.75%, 6/1/12, AMBAC............    2,582
                                                -------
                                                 14,474
                                                -------
Iowa (1.0%):
  1,000     Higher Education Loan Authority,
              Revenue, 5.75%, 10/1/13,
              Callable 10/1/12 @ 100, ACA.....    1,066

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Iowa, continued:
  5,000     Tobacco Settlement Authority,
              Tobacco Settlement Revenue,
              Series B, 5.50%, 6/1/11.........    4,772
                                                -------
                                                  5,838
                                                -------
Kansas (1.9%):
  1,375     Butler County, Public Building
              Improvement Revenue, 5.25%,
              10/1/12, Callable 10/1/10 @ 100,
              MBIA............................    1,493
  1,600     Butler County, Public Building
              Improvement Revenue, 5.35%,
              10/1/15, Callable 10/1/10 @ 100,
              MBIA............................    1,728
  1,175     Johnson County, School District
              #232, GO, 5.00%, 9/1/12,
              Callable 9/1/10 @ 100, FSA......    1,255
  1,330     Johnson County, School District
              #232, GO, 5.50%, 9/1/13,
              Callable 9/1/10 @ 100, FSA......    1,467
  1,495     Johnson County, School District
              #232, GO, 5.50%, 9/1/14,
              Callable 9/1/10 @ 100, FSA......    1,641
  1,675     Johnson County, School District
              #232, GO, 5.50%, 9/1/15,
              Callable 9/1/10 @ 100, FSA......    1,821
  1,865     Johnson County, School District
              #232, GO, 5.25%, 9/1/16,
              Callable 9/1/10 @ 100, FSA......    1,995
                                                -------
                                                 11,400
                                                -------
Kentucky (0.4%):
    440     Greater Kentucky Housing
              Assistance Corp., Multi-Family
              Housing Revenue, Series A,
              5.90%, 2/1/14, FHA..............      440
  1,000     Kenton County, Public Properties
              Corp., Revenue, Series A, 5.63%,
              12/1/12, Callable 12/1/06 @
              101.............................    1,075
  1,000     State Property & Buildings,
              Commission Revenues, Project
              #73, 5.50%, 11/1/14, Callable
              11/1/11 @ 100...................    1,100
                                                -------
                                                  2,615
                                                -------
Louisiana (1.1%):
  1,000     Port New Orleans Board of
              Commissioners Port Facilities,
              Revenue, AMT, 5.50%, 4/1/08.....    1,081

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
  4,980     State, GO, Series A, 5.00%,
              4/1/09, FGIC....................    5,378
                                                -------
                                                  6,459
                                                -------
Maryland (0.7%):
  2,950     State Community Development
              Administration Department,
              Housing and Community
              Development, Single Family
              Housing Revenue, Fifth Series,
              5.95%, 4/1/16, Callable 4/1/06 @
              102.............................    3,071
  1,055     State Community Development
              Administration Department,
              Housing and Community
              Development, Series B, AMT,
              5.55%, 9/1/25, Callable 9/1/09 @
              100.............................    1,075
                                                -------
                                                  4,146
                                                -------
Massachusetts (0.7%):
  4,000     State, GO, Series A, 5.38%,
              8/1/08..........................    4,348
                                                -------
Michigan (2.5%):
  3,000     Rochester Community School
              District, GO, Series I, 5.50%,
              5/1/09..........................    3,306
  5,445     Royal Oak Hospital Finance
              Authority, Hospital Revenue,
              William Beaumont Hospital,
              6.25%, 1/1/11...................    6,155
  2,500     State Building Authority, Revenue,
              Facilities Program, Series 1,
              5.50%, 10/15/12, Callable
              10/15/11 @ 100..................    2,759
  1,220     State Building Authority, Revenue,
              Facilities Program, Series 1,
              4.20%, 10/15/21, Callable
              10/15/09 @ 100*.................    1,220
    979     State Housing Development
              Authority, Multi-Family Housing
              Revenue, Huntley Villas
              Apartments, Series A, AMT,
              4.80%, 8/20/12, GNMA............    1,014
  1,000     Sturgis Public School District,
              GO, 5.63%, 5/1/16...............    1,091
                                                -------
                                                 15,545
                                                -------
Minnesota (1.1%):
    730     State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series C, AMT, 4.85%, 1/1/24,
              Callable 7/1/09 @ 100...........      745
    815     State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series G, AMT, 6.25%, 7/1/26,
              Callable 1/1/06 @ 102...........      837

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 34

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Minnesota, continued:
  4,805     State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series L, AMT, 6.25%, 7/1/27,
              Callable 1/1/05 @ 102...........    4,915
                                                -------
                                                  6,497
                                                -------
Mississippi (0.2%):
  1,190     Higher Education Assistance Corp.,
              Student Loan Revenue, Series
              B-3, AMT, 5.30%, 9/1/08, GSL....    1,251
                                                -------
Missouri (1.0%):
  1,430     Kansas City Municipal Corp.,
              Revenue, 5.40%, 1/15/08,
              Callable 1/15/06 @ 101, AMBAC...    1,509
  3,105     St. Louis Land Clearance
              Redevelopment Authority,
              Multi-Family Housing Revenue,
              Westminster Place Apartments,
              Series A, 5.95%, 7/1/22, FNMA...    3,281
    785     State Housing Development
              Community, Multi-Family Housing
              Revenue, Series III, 4.70%,
              12/1/11.........................      822
    775     State Housing Development
              Community, Multi-Family Housing
              Revenue, Series III, 4.80%,
              12/1/12, Callable 12/1/11 @
              100.............................      808
                                                -------
                                                  6,420
                                                -------
Montana (0.1%):
    485     State Board Housing, Single Family
              Housing Revenue, Series A-2,
              AMT, 5.10%, 12/1/30, Callable
              6/1/09 @ 100....................      495
                                                -------
Nebraska (1.8%):
  3,750     American Public Energy Agency, Gas
              Supply Revenue, 4.00%, 9/1/07,
              AMBAC...........................    3,901
  6,665     Public Power, District Revenue,
              Series B, 5.25%, 1/1/14,
              Callable 1/1/08 @ 101, MBIA.....    7,149
                                                -------
                                                 11,050
                                                -------
Nevada (1.3%):
  8,200     Clark County, PCR, Nevada Power
              Co. Project, 5.30%, 10/1/11,
              Callable 1/1/05 @ 101, ACA......    8,232
                                                -------
New Hampshire (0.2%):
  1,225     Higher Education & Health
              Facilities Authority, Revenue,
              St. Joseph Hospital, 6.25%,
              1/1/06, Callable 7/1/04 @ 102...    1,250
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
New Jersey (1.9%):
  2,395     State Transportation Authority
              Trust Fund, Transportation
              System Revenue, Series B, 6.00%,
              12/15/14, Callable 12/15/11 @
              100, MBIA.......................    2,728
  7,825     State Transportation Corp.,
              Certificates of Participation,
              Federal Transportation
              Administration Grants, Series B,
              5.50%, 9/15/11..................    8,679
                                                -------
                                                 11,407
                                                -------
New Mexico (0.5%):
  1,030     University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/07, MBIA...      946
  1,040     University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/08, MBIA...      913
  1,115     University of New Mexico, Revenue,
              Series B, 0.00%, 6/1/09, MBIA...      934
                                                -------
                                                  2,793
                                                -------
New York (11.9%):
  1,160     Erie County, Tobacco Asset
              Securitization Corp., Revenue,
              Series A, 5.38%, 7/15/10........    1,153
  1,505     Erie County, Tobacco Asset
              Securitization Corp., Revenue,
              Series A, 5.50%, 7/15/11,
              Callable 7/15/10 @ 101..........    1,492
  1,025     Erie County, Tobacco Asset
              Securitization Corp., Revenue,
              Series A, 5.50%, 7/15/12,
              Callable 7/15/10 @ 101..........    1,003
  3,745     New York City, GO, Series 1,
              5.75%, 3/15/07, Callable 3/15/06
              @ 101.5, MBIA...................    3,993
  1,770     New York City, GO, Series A,
              5.00%, 8/1/07...................    1,874
  2,495     New York City, GO, Series A,
              7.00%, 8/1/07, Callable 8/1/06 @
              101.5...........................    2,727
    105     New York City, GO, Series A,
              7.00%, 8/1/07...................      117
  2,100     New York City, GO, Series D,
              5.75%, 8/1/07...................    2,267
    650     New York City, GO, Series D,
              5.25%, 8/1/08...................      697
  4,000     New York City, GO, Series D,
              6.50%, 11/1/09, MBIA............    4,602
  1,500     New York City, GO, Series E,
              5.75%, 8/1/12...................    1,664

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
New York, continued:
  3,000     New York City, GO, Series G,
              5.25%, 8/1/07...................    3,199
  5,000     New York City, GO, Series G,
              5.25%, 8/1/08...................    5,362
 10,000     New York City, GO, Series H,
              5.25%, 3/15/15, Callable 3/15/11
              @ 101...........................   10,686
  2,500     New York City, Municipal Water
              Finance Authority, 5.00%,
              6/15/16, Callable 6/15/12 @
              100.............................    2,611
  5,550     New York City, Transitional
              Financial Authority, 5.25%,
              8/1/15..........................    5,960
  2,220     State, GO, Series B, 5.00%,
              8/1/06..........................    2,334
  2,865     State, GO, Series B, 5.00%,
              8/1/07..........................    3,034
  4,000     Tobacco Settlement Financing
              Corp., Revenue, Series C-1,
              5.50%, 6/1/18, Callable 6/1/12 @
              100.............................    4,235
  4,000     Tobacco Settlement Financing
              Corp., Revenue, Series C-1,
              5.50%, 6/1/19, Callable 6/1/13 @
              100.............................    4,226
 10,000     Triborough Bridge & Tunnel
              Authority, Revenue, 5.25%,
              11/15/16........................   10,694
                                                -------
                                                 73,930
                                                -------
North Carolina (0.6%):
  1,070     Housing Finance Agency,
              Homeownership Revenue, Series
              1-B, 5.13%, 7/1/13, Callable
              7/1/08 @ 101....................    1,091
  2,500     Municipal Power Agency #1, Catawba
              Electric Revenue, 7.25%, 1/1/07,
              MBIA............................    2,778
                                                -------
                                                  3,869
                                                -------
Ohio (6.3%):
  1,250     Cincinnati, GO, 5.38%, 12/1/17,
              Callable 12/1/10 @ 100..........    1,348
  3,770     Cleveland Stadium Project,
              Certificates of Participation,
              0.00%, 11/15/07, AMBAC..........    3,410
    945     Cleveland-Cuyahoga County, Port
              Authority Revenue, Series A,
              5.60%, 11/15/15, Callable
              5/15/12 @ 102...................      965
  1,525     Cuyahoga Community College, 5.00%,
              12/1/15, Callable 12/1/12 @ 101,
              AMBAC...........................    1,623
  2,055     Cuyahoga County, 5.95%, 5/15/22,
              Callable 5/15/12 @ 102, LOC:
              Fifth Third.....................    2,036

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  1,395     Franklin County, EDR, South
              Community Urban, 5.00%,
              6/1/07..........................    1,454
  1,465     Franklin County, EDR, South
              Community Urban, 5.25%,
              6/1/08..........................    1,528
  1,115     Franklin County, EDR, South
              Community Urban, 5.50%,
              6/1/09..........................    1,166
  2,065     Franklin County, Online Computer
              Library Center, 5.00%,
              4/15/08.........................    2,190
  1,170     Franklin County, Online Computer
              Library Center, 5.00%,
              4/15/09.........................    1,245
  5,510     Montgomery County, Catholic Health
              Revenue, 5.50%, 9/1/12..........    5,974
    950     Ohio Capital Corp., Multi-Family
              Housing Revenue, Series M,
              5.90%, 2/1/14, Callable 2/1/05 @
              100, FHA........................      951
    205     Ohio Capital Corp., Multi-Family
              Housing Revenue, Series P,
              5.40%, 1/1/09, Callable 7/1/04 @
              100, MBIA.......................      205
  1,365     Riversouth Authority, Reserve Area
              Redevelopment, Series A, 5.25%,
              12/1/17, Callable 6/1/14 @
              100.............................    1,463
  2,490     Riversouth Authority, Reserve Area
              Redevelopment, Series A, 5.25%,
              12/1/18, Callable 6/1/14 @
              100.............................    2,653
  2,245     Riversouth Authority, Revenue Area
              Redevelopment, Series A, 5.25%,
              12/1/16, Callable 6/1/14 @
              100.............................    2,418
  3,000     State Air Quality Development
              Authority, Revenue, 3.25%,
              2/1/15..........................    3,015
  1,000     Warrensville Heights, City School
              Improvements, GO, 7.00%,
              12/1/11, FGIC...................    1,210
  1,000     Warrensville Heights, City School
              Improvements, GO, 7.00%,
              12/1/12, FGIC...................    1,222
  1,075     Warrensville Heights, City School
              Improvements, GO, 7.00%,
              12/1/13, FGIC...................    1,325
  1,150     Warrensville Heights, City School
              Improvements, GO, 7.00%,
              12/1/14, FGIC...................    1,430
                                                -------
                                                 38,831
                                                -------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 36

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Oklahoma (0.4%):
  2,500     State, IDR, Baptist Health Center,
              Series C, 6.25%, 8/15/12,
              Callable 8/15/07 @ 100, ETM.....    2,654
                                                -------
Oregon (2.9%):
  3,000     Clackamas County, Hospital
              Facility Authority Revenue,
              Legacy Health System, 5.38%,
              2/15/12, Callable 8/15/09 @
              101.............................    3,214
  1,475     Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/13,
              Callable 6/15/10 @ 100..........    1,682
  1,785     Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/15,
              Callable 6/15/10 @ 100..........    2,036
  1,025     Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/16,
              Callable 6/15/10 @ 100..........    1,169
  1,120     Lane County, School District #040,
              Creswell, GO, 6.00%, 6/15/17,
              Callable 6/15/10 @ 100..........    1,278
  1,000     Lane County, School District #52,
              Bethel, GO, 6.00%, 6/1/06, FSA..    1,072
  1,000     Polk, Marion, & Benton Counties,
              School District #13J, GO, 5.75%,
              6/15/12, Callable 6/15/10 @ 100,
              FSA.............................    1,127
  1,405     Polk, Marion, & Benton Counties,
              School District #13J, GO, 5.75%,
              6/15/15, Callable 6/15/10 @ 100,
              FSA.............................    1,584
  1,305     State Economic & Community
              Development Revenue, Series B,
              5.30%, 1/1/16, Callable 1/1/09 @
              102, MBIA.......................    1,398
  2,095     Washington County, GO, 5.50%,
              6/1/13, Callable 6/1/11 @ 100...    2,315
  1,050     Washington County, Sewer Agency
              Revenue, Series 1, 5.75%,
              10/1/11, FGIC...................    1,190
                                                -------
                                                 18,065
                                                -------
Pennsylvania (1.8%):
  3,500     Children's Trust Fund Tobacco
              Settlement, 5.75%, 7/1/10,
              FNMA............................    3,938
  2,875     Dauphin County, IDA, Metropolitan
              Edison Co., Revenue, Series M,
              6.00%, 1/1/08, MBIA.............    2,885
  1,550     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              67A, AMT, 5.50%, 10/1/11,
              Callable 9/1/09 @ 100...........    1,619

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
  1,250     Indiana County, IDA, PCR, New York
              State Electric & Gas Corp.,
              Series A, 6.00%, 6/1/06, MBIA...    1,340
  1,500     Northeastern Hospital & Education
              Authority, Health Care Revenue,
              Wyoming Valley Health Care,
              Series A, 6.40%, 1/1/06,
              Callable 1/1/05 @ 102, AMBAC....    1,561
                                                -------
                                                 11,343
                                                -------
Puerto Rico (2.1%):
  2,000     Commonwealth Highway and
              Transportation Authority,
              Highway Revenue, Series AA,
              5.00%, 7/1/26, Callable 7/1/10,
              @ 100, FSA......................    2,145
  4,800     Commonwealth Public Improvement,
              GO, 7.00%, 7/1/10, AMBAC........    5,741
  3,000     Commonwealth Public Improvement,
              GO, Series C, 5.00%, 7/1/28,
              Mandatory Put 7/1/08 @ 100,
              MBIA............................    3,213
  1,500     Puerto Rico Public Finance Corp.,
              5.75%, 8/1/27, Callable 2/1/12 @
              100.............................    1,641
                                                -------
                                                 12,740
                                                -------
South Carolina (0.9%):
  2,810     Charleston County, Public
              Improvements, GO, 6.13%, 9/1/12,
              Callable 9/1/09 @ 101...........    3,183
  1,065     Jobs Economic Development
              Authority, Hospital Facilities
              Revenue, Georgetown Memorial
              Hospital, 5.25%, 2/1/11.........    1,148
  1,215     Jobs Economic Development
              Authority, Hospital Facilities
              Revenue, Georgetown Memorial
              Hospital, 5.50%, 11/1/12,
              Callable 11/1/09 @ 101, AMBAC...    1,323
                                                -------
                                                  5,654
                                                -------
South Dakota (0.2%):
  1,000     Housing Development Authority,
              Revenue, Homeownership Mortgage,
              Series D, 4.70%, 5/1/10.........    1,045
                                                -------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Tennessee (1.5%):
  2,985     Housing Development Agency,
              Homeownership Program, Revenue,
              Issue 3A, AMT, 0.00%, 7/1/06....    2,802
  1,345     Municipal Energy Acquisition
              Corp., Gas Revenue, 4.13%,
              3/1/09, FSA.....................    1,402
  2,860     State School Board Authority,
              Higher Educational Facilities,
              GO, Series A, 5.00%, 5/1/08,
              FSA.............................    3,073
  1,950     Tennergy Corp., Gas Revenue,
              5.00%, 6/1/09, MBIA.............    2,103
                                                -------
                                                  9,380
                                                -------
Texas (8.3%):
    105     Austin Housing Finance Corp.,
              Single Family Mortgage Revenue,
              0.00%, 12/1/11, Callable 12/1/05
              @ 71.20, MBIA...................       68
  1,435     Carroll Independent School
              District, GO, Series A, 0.00%,
              2/15/14, PSFG...................      882
  1,155     Cedar Hill Independent School
              District, GO, 0.00%, 8/15/12,
              Callable 8/15/09 @ 83.50........      791
    230     Central Texas Housing Finance
              Corp., Single Family Mortgage
              Revenue, Mortgage Program, AMT,
              8.20%, 4/1/22, GNMA.............      233
  5,000     Coastal Bend Health Facilities
              Development, Incarnate Word
              Health Services, Revenue, 5.93%,
              11/15/13, AMBAC.................    5,693
  5,205     Coppell Independent School
              District, Capital Appreciation,
              GO, 0.00%, 8/15/16, Callable
              8/15/09 @ 67.02, PSFG...........    2,797
    800     Grand Prairie Health Facilities,
              Refunding, Dallas/Fort Worth
              Medical Center Project, Revenue,
              6.50%, 11/1/04, AMBAC...........      800
  5,000     Harris County, Hospital District
              Revenue, 6.00%, 2/15/13,
              Callable 8/15/10 @ 100, MBIA....    5,596
  4,115     Harris County, Houston Sports
              Authority, Revenue, Series B,
              0.00%, 11/15/12, Callable
              11/15/08 @ 81.21, MBIA..........    2,748
  3,700     Harris County, Toll Road Revenue,
              Sub-Lien A, GO, 0.00%, 8/15/05,
              MBIA............................    3,631

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
  2,000     Hays Independent School District,
              GO, Capital Appreciation, 0.00%,
              8/15/12, Callable 8/15/11 @
              94.86...........................    1,385
 10,000     Houston Independent School
              District, Capital Appreciation,
              GO, Series A, 0.00%, 2/15/13,
              Callable 2/15/09 @ 81.76,
              PSFG............................    6,663
  3,885     Houston Independent School
              District, Public Facilities
              Corp., Lease Revenue, 0.00%,
              9/15/12, AMBAC..................    2,734
  6,720     Leander Independent School
              District, GO, 0.00%, 8/15/13,
              Callable 8/15/09 @ 79.25........    4,335
    700     Southlake, GO, 0.00%, 2/15/11,
              Callable 2/15/09 @ 88.85,
              AMBAC...........................      530
  1,000     Southlake, GO, 0.00%, 2/15/13,
              Callable 2/15/09 @ 78.18,
              AMBAC...........................      666
  3,000     State, GO, 5.25%, 8/1/07, GSL.....    3,204
  2,540     Tech University Revenue, Series 6,
              5.25%, 2/15/16, Callable 2/15/09
              @ 100, AMBAC....................    2,688
  4,795     Water Development Board, Revenue,
              5.63%, 7/15/12, Callable 7/15/10
              @ 100...........................    5,307
                                                -------
                                                 50,751
                                                -------
Utah (0.3%):
  1,700     Salt Lake City, Municipal Building
              Authority, Lease Revenue, Series
              B, 5.50%, 10/15/14, Callable
              10/15/09 @ 101..................    1,867
                                                -------
Washington (11.2%):
  1,830     Chelan County, Public Utilities
              District #001, Revenue, Series
              88A, 5.90%, 7/1/13, Callable
              7/1/04 @ 101....................    1,849
  2,845     Cowlitz County, Public Utility
              District #001, Revenue, 5.00%,
              9/1/10, AMBAC...................    3,070
  2,255     Cowlitz County, Public Utility
              District #001, Revenue, 5.00%,
              9/1/11, AMBAC...................    2,430
    609     Kitsap County, Consolidated
              Housing Authority Revenue, Low
              Income Housing, 7.00%, 8/20/08,
              GNMA............................      661

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 38

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
  3,000     Kitsap County, School District
              #400, GO, 5.00%, 12/1/16,
              Callable 6/1/11 @ 100...........    3,142
  1,300     Port Grays Harbor, Revenue, AMT,
              6.38%, 12/1/14, Callable 12/1/09
              @ 100...........................    1,377
 10,000     Seattle Light & Power, Revenue,
              5.50%, 3/1/13, Callable 3/1/11 @
              100, FSA........................   10,993
  5,140     Snohomish County, School District
              #006, Mukilteo, Refunding, GO,
              5.70%, 12/1/12, FGIC............    5,823
  3,525     Spokane & Whittman Counties,
              Cheney School District #360-316,
              GO, 5.60%, 12/1/14, Callable
              12/1/10 @ 100...................    3,906
  1,000     State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series A, 5.70%, 7/1/06.........    1,067
  1,300     State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series B, 5.60%, 7/1/07.........    1,407
 11,845     State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series A, 6.00%, 7/1/08,
              AMBAC...........................   13,145
  3,650     State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series B, 5.13%, 7/1/16,
              Callable 7/1/07 @ 102...........    3,831
  3,800     State Public Power Supply System,
              Nuclear Project #2, Revenue,
              5.75%, 7/1/09...................    4,225
  3,000     State Public Power Supply System,
              Nuclear Project #3, Revenue,
              Series B, 5.65%, 7/1/08, MBIA...    3,294
  5,000     State Public Power Supply System,
              Nuclear Project #3, Revenue,
              Series B, 0.00%, 7/1/09.........    4,146
  4,000     State, GO, Series C, 5.50%,
              7/1/09..........................    4,406
                                                -------
                                                 68,772
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia (1.0%):
  2,495     Harrison County, Community SO,
              Revenue, Series A, 6.25%,
              5/15/10, ETM....................    2,791
  1,235     State Higher Education, Marshall
              University, Series A, Revenue,
              5.25%, 5/1/13, Callable 5/1/11 @
              100, FGIC.......................    1,337
  1,000     State Higher Education, Marshall
              University, Series A, Revenue,
              5.25%, 5/1/14, Callable 5/1/11 @
              100, FGIC.......................    1,075
  1,020     State Higher Education, Marshall
              University, Series A, Revenue,
              5.25%, 5/1/15, Callable 5/1/11 @
              100, FGIC.......................    1,088
                                                -------
                                                  6,291
                                                -------
  Total Municipal Bonds                         602,462
                                                -------
MONTHLY DEMAND NOTES (1.0%):
Illinois (1.0%):
  6,000     Development Finance Authority,
              PCR, Revenue, Power Co. Project,
              Series C, 1.50%, 4/1/32, MBIA*..    6,000
                                                -------
  Total Monthly Demand Notes                      6,000
                                                -------
INVESTMENT COMPANIES (0.1%):
    619     Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund............................      619
                                                -------
  Total Investment Companies                        619
                                                -------
Total (Cost $583,390) (a)                       609,081
                                                =======

------------
Percentages indicated are based on net assets of $614,197.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $26,581
                   Unrealized depreciation......................     (890)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $25,691
                                                                  =======

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP INTERMEDIATE TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

* Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 40

ONE GROUP TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
  MUNICIPAL BONDS (98.8%):
Alabama (1.7%):
 8,000      State Public School & College
              Authority, Revenue, Series C,
              5.75%,
              7/1/17..........................    8,833
                                                -------
Alaska (2.1%):
 2,000      Anchorage Schools, GO, Series B,
              5.88%, 12/1/14, Callable 12/1/10
              @ 100, FGIC.....................    2,256
 3,485      Energy Authority Power, Revenue,
              Bradley Lake-Fourth Series,
              6.00%, 7/1/17, FSA..............    3,986
 3,915      Energy Authority Power, Revenue,
              Bradley Lake-Fourth Series,
              6.00%, 7/1/19, FSA..............    4,488
                                                -------
                                                 10,730
                                                -------
Arizona (1.2%):
 3,610      Pima County, IDA, Charter Schools,
              Revenue, Series A, 6.75%,
              7/1/21, Callable 7/1/11 @ 100...    3,675
 1,090      Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical
              Center, Series A, 5.25%,
              12/1/10, ACA....................    1,143
 1,170      Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical
              Center, Series A, 5.30%,
              12/1/11, ACA....................    1,214
                                                -------
                                                  6,032
                                                -------
California (14.4%):
 3,250      Golden State Tobacco
              Securitization Corp., Tobacco
              Settlement Revenue, 5.75%,
              6/1/21, Callable 6/1/08 @ 100...    3,346
 3,000      Golden State Tobacco
              Securitization Corp., Tobacco
              Settlement Revenue, Series B,
              5.63%, 6/1/20, Callable 6/1/07 @
              100.............................    3,057
 2,200      Health Facilities Funding
              Authority Revenue, Marshall
              Medical Center, 5.00%, 11/1/24,
              Callable 11/1/14 @ 100..........    2,093
 2,000      Health Facilities Funding
              Authority Revenue, Marshall
              Medical Center, 5.00%, 11/1/29,
              Callable 11/1/14 @ 100..........    1,863
 4,900      Orange County Recovery,
              Certificates of Participation,
              Series A, 5.70%, 7/1/10,
              Callable 7/1/06 @ 102, MBIA.....    5,303

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
California, continued:
 5,315      Orange County Recovery,
              Certificates of Participation,
              Series A, 5.80%, 7/1/16,
              Callable 7/1/06 @ 102, AMBAC....    5,733
 1,500      Sacramento Cogeneration Authority,
              Revenue, 7.00%, 7/1/05..........    1,573
 2,500      Sacramento Cogeneration Authority,
              Revenue, 6.20%, 7/1/06, Callable
              7/1/05 @ 102....................    2,634
 6,650      San Bernardino City University
              School District, GO, Series A,
              5.75%, 8/1/19, FGIC.............    7,331
 4,000      State Department of Water
              Resources, Power Supply Revenue,
              Series A, 5.38%, 5/1/17,
              Callable 5/1/12 @ 101...........    4,293
 3,000      State Department of Water
              Resources, Power Supply,
              Revenue, Series A, 5.25%,
              5/1/20, Callable 5/1/12 @ 101,
              MBIA............................    3,132
 5,500      State Economic Recovery, 5.00%,
              7/1/17, Callable 7/1/11 @ 100...    5,702
 4,000      State Economic Recovery, 5.00%,
              7/1/23, Mandatory Put 7/1/08 @
              100.............................    4,286
 2,750      State Public Works Board, Lease
              Revenue, Department of
              Corrections, Series C, 5.50%,
              6/1/21, Callable 12/1/13 @
              100.............................    2,843
 3,000      State Public Works, Board Lease
              Revenue, Department Of Mental
              Health, 5.50%, 6/1/21, Callable
              6/1/14 @ 100....................    3,148
 3,000      State, GO, 5.25%, 2/1/18, Callable
              2/1/13 @ 100....................    3,145
 5,000      State, GO, 5.00%, 2/1/19, Callable
              2/1/12 @ 100....................    5,090
 5,000      State, GO, 5.00%, 2/1/32, Callable
              8/1/13 @ 100....................    4,794
 4,000      Statewide Communities Development
              Authority, Revenue, Insured
              Health Facilities, 5.25%,
              11/15/23, Callable 11/1/13 @
              100, LOC: California State
              Mortgage........................    4,001
                                                -------
                                                 73,367
                                                -------
Colorado (2.4%):
 6,925      Denver City & County, Airport
              Revenue, Series D, 7.75%,
              11/15/13, AMBAC.................    8,391

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
10,000      E-470 Public Highway Authority,
              Revenue, Capital Appreciation,
              Series B, 0.00%, 9/1/22.........    3,778
                                                -------
                                                 12,169
                                                -------
District of Columbia (1.6%):
 3,965      Refunding, GO, Series B, 6.00%,
              6/1/19..........................    4,575
 4,205      Tobacco Settlement, Revenue, Asset
              Backed Bond, 6.25%, 5/15/24,
              Callable 5/15/11 @ 101..........    3,799
                                                -------
                                                  8,374
                                                -------
Florida (1.3%):
 5,000      Highlands County Health Facilities
              Authority, Hospital Revenue,
              Series A, 6.00%, 11/15/31.......    5,172
   500      Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/19, ACA.....      237
 2,255      Santa Rosa Bay Bridge Authority,
              Revenue, 0.00%, 7/1/20, ACA.....    1,003
                                                -------
                                                  6,412
                                                -------
Georgia (3.5%):
 1,500      Fairburn, Combined Utilities
              Revenue, 5.75%, 10/1/20,
              Callable 10/1/10 @ 101..........    1,548
 4,000      Forsyth County School District,
              GO, State Aid Withholding,
              5.75%, 2/1/17...................    4,433
 3,700      Forsyth County School District,
              GO, State Aid Withholding,
              5.75%, 2/1/19...................    4,079
   260      State Housing & Finance Authority,
              Revenue, Series B, 6.10%,
              12/1/12, Callable 6/1/05 @ 102,
              FHA.............................      269
 4,500      State Municipal, Electrical
              Authority, Power Revenue, 5.25%,
              1/1/25..........................    4,710
 2,490      State Municipal, Electrical
              Authority, Power Revenue, Series
              C, 5.25%, 1/1/25, Callable
              1/1/20 @ 100, MBIA..............    2,607
                                                -------
                                                 17,646
                                                -------
Idaho (0.5%):
 2,320      University Revenues, Student Fee,
              Recreation Center Project,
              6.00%, 4/1/14, FSA..............    2,601
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Illinois (8.1%):
 1,750      Chicago Public Building
              Commission, Revenue, Series A,
              7.00%, 1/1/20, Callable 12/1/05
              @ 102, MBIA.....................    2,218
 5,000      Chicago, O'Hare International
              Airport, Revenue, Series A,
              5.63%, 1/1/13, Callable 1/1/06 @
              102, AMBAC......................    5,318
 5,000      Chicago, O'Hare International
              Airport, Revenue, Series A,
              5.63%, 1/1/14, Callable 1/1/06 @
              102, AMBAC......................    5,318
 3,985      Health Facilities Authority,
              Revenue, 5.50%, 8/1/20..........    4,288
 1,000      Health Facilities Authority,
              Revenue, Northwestern Memorial
              Hospital, Series A, 5.60%,
              8/15/06, Callable 8/15/04 @
              102.............................    1,025
 1,000      Health Facilities Authority,
              Revenue, Refunding, 6.00%,
              8/15/05, FGIC...................    1,046
 1,835      Housing Development Authority,
              Revenue, Series 3, 6.10%,
              9/1/13, Callable 9/1/04 @ 101...    1,861
 7,000      Metropolitan Pier & Exposition
              Authority, Dedicated State Tax
              Revenue, 5.50%, 12/15/24........    7,342
 6,000      Regional Transportation Authority,
              Revenue, 6.50%, 7/1/30, MBIA....    7,277
 4,725      Sales Tax Revenue, Series P,
              6.50%, 6/15/22..................    5,694
                                                -------
                                                 41,387
                                                -------
Indiana (8.9%):
   150      Ball State University, Revenue,
              Series H, 6.15%, 7/1/05, FGIC...      157
 1,550      Beech Grove School Building Corp.,
              Revenue, 6.25%, 7/5/16, Callable
              1/5/11 @ 100, MBIA..............    1,806
 2,000      East Allen Elementary School
              District Corp., Revenue, 5.88%,
              7/1/12, Callable 7/1/06 @ 102,
              FSA.............................    2,173
 1,000      Evansville Vanderburgh Corp.,
              Revenue, 5.80%, 8/1/16, Callable
              8/1/06 @ 102, MBIA..............    1,092
   500      Franklin Community School Building
              Corp., Revenue, 5.85%, 7/15/11,
              Callable 7/15/06 @ 102, FSA.....      544
 2,000      Franklin Community School Building
              Corp., Revenue, 6.00%, 1/15/13,
              Callable 7/15/06 @ 102, FSA.....    2,180

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 42

ONE GROUP TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
 1,000      Health Facilities Finance
              Authority, Hospital Revenue,
              Clarian Health Partners, Inc.,
              Series A, 5.50%, 2/15/16,
              Callable 2/15/07 @ 102..........    1,036
 1,000      Health Facilities Finance
              Authority, Revenue, Series A,
              6.00%, 9/1/05...................    1,049
   200      Indiana State University, Revenue,
              Series G, 6.60%, 7/1/04.........      200
 5,000      Indiana University, Revenue,
              Series K, 5.88%, 8/1/20,
              Callable 8/1/05 @ 102, MBIA.....    5,275
   100      Indianapolis Gas Utilities,
              Revenue, 7.00%, 6/1/08, Callable
              6/1/05 @ 100....................      107
   200      Lafayette Redevelopment Authority,
              EDR, 6.70%, 2/1/10, Prerefunded
              8/1/04 @ 102, MBIA..............      205
   255      Lafayette Redevelopment Authority,
              EDR, 6.80%, 8/1/10, Prerefunded
              8/1/04 @ 102, MBIA..............      261
   275      Merrillville Multi-School Building
              Corp., Revenue, 6.45%, 7/1/04...      275
 3,000      Municipal Power Agency Supply
              System, Revenue, Series B,
              5.50%, 1/1/16, Callable 1/1/14 @
              100, MBIA.......................    3,317
   900      South Bend Community School
              Building Corp., Revenue, 5.70%,
              8/1/17, Callable 8/1/07 @ 101,
              FSA.............................      990
 1,500      South Bend Community School
              Building Corp., Revenue, 5.70%,
              8/1/19, Callable 8/1/07 @ 101,
              FSA.............................    1,651
   710      South Newton School Building
              Corp., Revenue, 5.80%, 7/15/12,
              Callable 1/15/05 @ 102, MBIA....      740
   750      State Educational Facilities
              Authority, Revenue, 6.00%,
              6/1/15, Callable 6/1/06 @ 102,
              MBIA............................      813
   495      State Housing Finance Authority,
              Multi-Unit Mortgage, Revenue,
              6.60%, 1/1/12, Callable 1/1/05 @
              101.............................      501
   280      State Recreational Development
              Communication, Revenue, Series
              A, 6.00%, 7/1/09, Prerefunded
              7/1/04 @ 101....................      283
   220      State Recreational Development
              Community, Revenue, Series A,
              6.00%, 7/1/09, Callable 7/1/04 @
              101.............................      223

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
   335      State Vocational Technical
              College, Building Facilities
              Revenue, 5.90%, 7/1/06, Callable
              1/1/05 @ 102 AMBAC..............      349
   665      State Vocational Technical
              College, Building Facilities
              Revenue, 5.90%, 7/1/06, Callable
              1/1/05 @ 102 AMBAC..............      690
   500      Transportation Finance Authority,
              Airport Facility Revenue, Series
              A, 6.00%, 11/1/14, Callable
              11/1/05 @ 102...................      519
   885      Transportation Finance Authority,
              Highway Revenue, Series A,
              7.25%, 6/1/15, ETM..............    1,061
 3,115      Transportation Finance Authority,
              Highway Revenue, Series A,
              7.25%, 6/1/15...................    3,851
   755      Transportation Finance Authority,
              Revenue, Series A, 6.25%,
              11/1/16, Callable 11/1/04 @
              100.............................      764
 8,750      Transportation Finance Authority,
              Revenue, Series A, 6.80%,
              12/1/16, Callable 12/1/10 @
              100.............................   10,606
 1,180      Vincennes Community School
              Building Corp., Revenue, 6.00%,
              7/1/09, Callable 7/1/06 @ 102,
              FSA.............................    1,285
 1,000      Whitko Middle School Building
              Corp., Revenue, 5.88%, 7/15/12,
              Callable 1/15/07 @ 102, FSA.....    1,094
                                                -------
                                                 45,097
                                                -------
Kentucky (1.3%):
 2,000      Louisville & Jefferson County,
              Medical Center, 5.50%, 5/1/22,
              Callable 5/1/12 @ 101...........    2,020
 4,090      Louisville & Jefferson County,
              Metropolitan Sewer & Drain
              Systems, Revenue, 5.63%,
              5/15/17, Callable 11/15/09 @
              101, FGIC.......................    4,497
                                                -------
                                                  6,517
                                                -------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
  Louisiana (3.3%):
 7,970      Baton Rouge Sales & Use Tax,
              Revenue, Refunding, Public
              Improvement, Series A, 5.25%,
              8/1/12, Callable 8/1/08 @
              101.50, FGIC....................    8,647
 3,915      Shreveport, GO, Series A, 5.25%,
              5/1/15, FGIC....................    4,152
 3,690      Shreveport, GO, Series A, 5.25%,
              5/1/16, FGIC....................    3,913
                                                -------
                                                 16,712
                                                -------
Maryland (0.5%):
 2,250      State Community Development,
              Revenue, 6.20%, 4/1/14, Callable
              4/1/05 @ 102....................    2,319
                                                -------
Massachusetts (1.6%):
 4,185      Bay Transportation Authority, GO,
              General Transportation Systems,
              Series A, 5.50%, 3/1/16.........    4,654
   990      Housing Finance Agency, Revenue,
              6.00%, 12/1/15, Callable 12/1/05
              @ 102, AMBAC....................      993
 2,265      State Industrial Finance Agency,
              Revenue, 6.00%, 1/1/15, Callable
              1/1/06 @ 102, MBIA..............    2,425
                                                -------
                                                  8,072
                                                -------
Michigan (0.6%):
 1,500      Caledonia Community Schools, GO,
              5.85%, 5/1/22, Prerefunded
              5/1/07 @ 100, MBIA..............    1,635
 1,475      State Housing Development
              Authority, Revenue, Series D,
              5.95%, 12/1/16, Callable 12/1/06
              @ 102...........................    1,546
                                                -------
                                                  3,181
                                                -------
Minnesota (0.8%):
 4,125      State Housing Finance Agency,
              Revenue, Series D, 5.90%,
              8/1/15, Callable 2/1/05 @ 102,
              MBIA............................    4,231
                                                -------
Mississippi (1.8%):
 7,940      Mississippi Development Bank
              Special Obligation, Gulfport
              Water & Sewer Project, Revenue,
              6.00%, 7/1/20, Callable 7/1/12 @
              102.............................    8,950
                                                -------
Nevada (3.6%):
 5,145      Clark County, IDR, 7.20%, 10/1/22,
              AMBAC...........................    5,344

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Nevada, continued:
12,000      State Department of Business &
              Industry, Revenue, Capital
              Appreciation, Las Vegas
              Monorail, 0.00%, 1/1/16,
              AMBAC...........................    6,803
 6,000      Trukee Meadows Water Authority,
              Revenue, Series A, 5.00%,
              7/1/25, Callable 7/1/11 @ 100...    5,981
                                                -------
                                                 18,128
                                                -------
New Jersey (1.9%):
 9,000      State Transportation Trust Fund
              Authority, Revenue,
              Transportation Systems, Series
              B, 5.25%, 6/15/12, Callable
              6/15/07 @ 102...................    9,720
                                                -------
New Mexico (0.4%):
 1,795      State Mortgage Finance Authority,
              Single Family Revenue, 5.90%,
              7/1/16, Callable 7/1/07 @ 102,
              GNMA............................    1,881
                                                -------
New York (8.5%):
 3,000      Metropolitan Transportation
              Authority, Series A, 5.13%,
              1/1/24, Callable 7/1/12 @ 100...    3,022
   565      New York City Municipal Water
              Financing Authority, Water and
              Sewer Revenue, Series B, 6.00%,
              6/15/33, Callable 6/15/10 @
              101.............................      639
 2,305      New York City Transitional Finance
              Authority, 5.50%, 2/1/15,
              Callable 2/1/11 @ 101...........    2,493
   695      New York City Transitional Finance
              Authority, Revenue, 5.50%,
              2/1/15, Prerefunded 2/1/11 @
              101.............................      781
 3,000      New York City Transitional Finance
              Authority, Revenue, 5.25%,
              2/1/29, Callable 2/1/11 @ 100...    3,232
 6,785      New York City, GO, Series A,
              6.00%, 5/15/18, Callable 5/15/10
              @ 101...........................    7,402
 3,500      New York City, GO, Series F,
              5.25%, 8/1/16, MBIA.............    3,715
 3,550      State Dormitory Authority Revenue,
              5.88%, 7/1/08, Prerefunded
              7/1/06 @ 102....................    3,878
 1,450      State Dormitory Authority Revenue,
              5.88%, 7/1/08, Callable 7/1/06 @
              102.............................    1,552

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 44

ONE GROUP TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
New York, continued:
 3,000      State Dormitory Authority,
              Revenue, 5.13%, 7/1/21, Callable
              7/1/10 @ 100....................    3,070
 2,000      State Muni Bond Bank Agency,
              Special Purpose Revenue, Series
              C, 5.25%, 12/1/21, Callable
              6/1/13 @ 100, LOC: State Aid
              Withholding.....................    2,052
 2,000      State Municipal Bond Bank, 5.25%,
              6/1/21, Callable 6/1/13 @ 100,
              LOC: State Aid Withholding......    2,052
 3,000      Tobacco Settlement Financing
              Corp., Revenue, Series C-1,
              5.50%, 6/1/20, Callable 6/1/13 @
              100.............................    3,150
 3,000      Tobacco Settlement Financing
              Corp., Revenue, Series C-1,
              5.50%, 6/1/21, Callable 6/1/13 @
              100.............................    3,136
 3,000      Tobacco Settlement Financing
              Corp., Series A1, 5.50%, 6/1/19,
              Callable 6/1/13 @ 100...........    3,170
                                                -------
                                                 43,344
                                                -------
North Carolina (6.2%):
 3,355      Charlotte Mecklenburg Hospital
              Authority, Revenue, Series A,
              5.60%, 1/15/10, Callable 1/15/06
              @ 102...........................    3,573
 3,510      Charlotte Mecklenburg Hospital,
              Revenue, 5.90%, 1/15/16,
              Callable 1/15/06 @ 102..........    3,743
 3,200      Charlotte, GO, 5.50%, 6/1/17,
              Callable 6/1/10 @ 102...........    3,499
 3,400      Charlotte, GO, 5.50%, 6/1/18,
              Callable 6/1/10 @ 102...........    3,706
 4,400      Cumberland County, GO, 5.70%,
              3/1/18, Callable 3/1/10 @ 102...    4,846
 6,195      New Hanover County, Public
              Improvements, GO, 5.75%,
              11/1/18, Callable 11/1/10 @
              102.............................    7,105
 1,995      State Housing Finance Agency,
              Revenue, AMT, Single Family,
              Series BB, 6.50%, 9/1/26,
              Callable 3/1/05 @ 102...........    2,047
 2,845      State Housing Finance Agency,
              Revenue, AMT, Single Family,
              Series FF, 6.25%, 3/1/28........    2,928
                                                -------
                                                 31,447
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
North Dakota (0.9%):
 4,325      Bismarck Health Care Facilities,
              Revenue, St. Alexius Medical
              Center, Series A, 5.25%, 7/1/15,
              Callable 7/1/08 @ 102, FSA......    4,516
                                                -------
Ohio (5.6%):
 7,000      Cleveland, Certificates of
              Participation, 5.25%, 11/15/13,
              Callable 11/15/07 @ 102,
              AMBAC...........................    7,567
   305      Housing Finance Agency, Mortgage
              Revenue, Series A-1, 6.20%,
              9/1/14, GNMA....................      314
 3,000      Lucas County Hospital, Revenue,
              Promedia Healthcare Obligation
              Group, 5.63%, 11/15/14, AMBAC...    3,276
 2,080      Riversouth Authority, Revenue Area
              Redevelopment, Series A, 5.25%,
              12/1/19, Callable 6/1/14 @
              100.............................    2,204
 1,505      Riversouth Authority, Revenue Area
              Redevelopment, Series A, 5.25%,
              12/1/20, Callable 6/1/14 @
              100.............................    1,586
 1,000      Riversouth Authority, Revenue Area
              Redevelopment, Series A, 5.25%,
              12/1/21, Callable 6/1/14 @
              100.............................    1,047
 1,050      Riversouth Authority, Revenue Area
              Redevelopment, Series A, 5.25%,
              12/1/22, Callable 6/1/14 @
              100.............................    1,092
 4,000      State Air Quality Development
              Authority, Revenue, 3.25%,
              2/1/15..........................    4,020
 5,000      State Turnpike Commission,
              Revenue, Series A, 5.70%,
              2/15/17, Prerefunded 2/15/06 @
              102, MBIA.......................    5,384
 2,035      Toledo Lucas County, Port
              Development Authority, Revenue,
              AMT, 6.00%, 5/15/11.............    2,141
                                                -------
                                                 28,631
                                                -------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
  Oregon (0.6%):
 3,000      Department of Administrative
              Services, Lottery Revenue,
              Series B, 5.25%, 4/1/15, FSA....    3,204
                                                -------
Pennsylvania (0.8%):
 3,675      Delaware River Port Authority,
              Revenue, 5.63%, 1/1/16, FSA.....    3,997
                                                -------
Puerto Rico (0.6%):
 3,000      Commonwealth Public Improvement,
              GO, Series C, 5.00%, 7/1/28,
              Mandatory Put 7/1/08 @ 100,
              MBIA............................    3,213
                                                -------
South Carolina (0.4%):
 2,000      Greenville Hospital System
              Facilities, Revenue, Series B,
              5.60%, 5/1/10, Callable 5/1/06 @
              102.............................    2,103
                                                -------
South Dakota (0.8%):
 2,500      Heartland Consumers Power
              District, Electric Revenue,
              6.00%, 1/1/17, FSA..............    2,867
 1,000      State Housing Development
              Authority, Revenue, 6.25%,
              5/1/15, Callable 5/1/05 @ 102...    1,031
                                                -------
                                                  3,898
                                                -------
Tennessee (0.6%):
 1,360      Knox County Health, Educational &
              Housing Facilities Board,
              Revenue, 7.25%, 1/1/09, MBIA....    1,580
 1,300      Knox County Health, Educational &
              Housing Facilities Board,
              Revenue, 7.25%, 1/1/10, MBIA....    1,536
                                                -------
                                                  3,116
                                                -------
Texas (6.4%):
 3,000      Alliance Airport Authority,
              Facilities Revenue, Federal
              Express Corp. Project, 6.38%,
              4/1/21, Callable 4/1/06 @ 102...    3,124
 6,000      Brownsville Utilities System
              Revenue, 6.25%, 9/1/14, MBIA....    7,023
 3,000      Dallas-Fort Worth, Airport
              Revenue, Series A, 5.50%,
              11/1/20, Callable 11/1/11 @ 100,
              FGIC............................    3,103
 4,685      Lewisville Combination Contract
              Revenue, Special Assessment,
              Capital Improvement, District 2,
              GO, 5.88%, 9/1/22, Callable
              9/1/12 @ 100, ACA...............    4,818

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
 4,250      San Antonio Electric and Gas,
              Revenue, Series 00, 5.00%,
              2/1/17, Callable 2/1/17 @ 100...    4,512
 3,000      State Turnpike Authority, Revenue,
              5.00%, 6/1/08...................    3,218
 5,000      Texas A & M University, Revenue,
              5.38%, 5/15/16..................    5,335
 1,500      Tom Green County, Health
              Facilities, Hospital Revenue,
              Shannon Health System Project,
              6.20%, 5/15/11..................    1,592
                                                -------
                                                 32,725
                                                -------
Utah (1.6%):
 1,815      Board of Regents, Lease Revenue,
              Refunding, Dixie College, Series
              A, 5.50%, 5/1/23, Callable
              5/1/09 @ 100, AMBAC.............    1,910
 4,340      Salt Lake County, Revenue, 5.50%,
              10/1/11, Callable 10/1/09 @
              100.............................    4,816
 1,560      State Housing Finance Agency,
              Revenue, Single Family Mortgage,
              Issue A-2, AMT, 6.25%, 7/1/25,
              Callable 1/1/07 @ 102, FHA......    1,613
                                                -------
                                                  8,339
                                                -------
Virginia (0.9%):
 4,140      Norfolk Water, Revenue, 5.88%,
              11/1/14, Callable 11/1/05 @ 102,
              MBIA............................    4,432
                                                -------
Washington (2.3%):
 5,000      Seattle Municipal Light & Power,
              Revenue, 6.00%, 10/1/18,
              Callable 10/1/09 @ 101..........    5,604
 5,430      Western Washington University,
              Revenue, 5.50%, 10/1/22,
              AMBAC...........................    5,920
                                                -------
                                                 11,524
                                                -------
West Virginia (1.1%):
 5,250      State, GO, 5.75%, 6/1/13, Callable
              6/1/09 @ 101....................    5,822
                                                -------
  Total Municipal Bonds                         502,670
                                                -------
INVESTMENT COMPANIES (0.2%):
 1,029      Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund............................    1,029
                                                -------
  Total Investment Companies                      1,029
                                                -------
Total (Cost $470,909) (a)                       503,699
                                                =======

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 46

ONE GROUP TAX-FREE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

------------
Percentages indicated are based on net assets of $508,676.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $33,581
                   Unrealized depreciation......................     (791)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $32,790
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 MUNICIPAL BONDS (86.9%):
Alabama (0.3%):
  1,020     21st Century Authority, Tobacco
              Settlement Revenue, 5.50%,
              12/1/10........................      1,034
  2,000     21st Century Authority, Tobacco
              Settlement Revenue, 5.75%,
              12/1/19, Callable 12/1/11 @
              101............................      1,888
    150     Housing Finance Authority, Single
              Family Housing Revenue, Home
              Mortgage, Series A-1, 5.80%,
              10/1/08, Callable 4/1/05 @ 102,
              GNMA/FNMA/ FHLMC...............        155
                                               ---------
                                                   3,077
                                               ---------
Alaska (1.3%):
  2,700     North Slope Boro, Capital
              Appreciation, GO, Series A,
              0.00%, 6/30/08, MBIA...........      2,358
 12,940     State Housing Finance Corp.,
              Revenue, Series A, 0.00%,
              12/1/17, Callable 6/1/07 @ 54,
              MBIA...........................      5,964
  1,870     Student Loan Corp., Loan Revenue,
              Series A, 6.20%, 7/1/09,
              Callable 7/1/06 @ 100, AMBAC...      1,985
  2,750     Student Loan Corp., Loan Revenue,
              Series A, AMT, 5.75%, 7/1/14,
              Callable 7/1/07 @ 100, AMBAC...      2,848
                                               ---------
                                                  13,155
                                               ---------
Arizona (2.6%):
  2,415     Gila County, Certificates of
              Participation, 6.40%, 6/1/14...      2,545
  1,000     Gila County, IDA, Revenue, Cobre
              Valley Hospital, 6.00%,
              12/1/20, Callable 12/1/10 @
              101, ACA.......................      1,044
  1,365     Housing Finance Authority,
              Tuscon-Pima Individual
              Development, Series 2A, 5.63%,
              7/1/34, Callable 7/1/12 @ 102,
              GNMA...........................      1,423
    955     Maricopa County, IDA,
              Multi-Family Housing Revenue,
              Villas at Augusta Project,
              5.00%, 10/20/10, GNMA..........      1,007

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
  1,385     Maricopa County, IDA,
              Multi-Family Housing Revenue,
              Coral Point Apartments Project,
              Series B, AMT, 5.10%, 3/1/28,
              Callable 3/1/06 @ 101..........      1,424
  2,775     Maricopa County, IDA, Single
              Family Mortgage Revenue, 5.95%,
              3/1/34, Callable 9/1/12 @
              103.50, GNMA...................      2,908
  2,190     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Tierra
              Antigua IDA, Series 15, AMT,
              5.75%, 11/1/34, Callable
              12/1/11 @ 100..................      2,242
  2,840     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Western Groves Apartments,
              Series 4, 5.80%, 11/1/34,
              Callable 12/1/11 @ 100.........      2,877
  1,000     Phoenix Civic Improvement Corp.,
              Airport Revenue, AMT, 5.50%,
              7/1/10, Callable 7/1/07 @ 100,
              FGIC...........................      1,063
  2,500     Phoenix Civic Improvement Corp.,
              Airport Revenue, AMT, 5.63%,
              7/1/13, Callable 7/1/07 @ 100,
              FGIC...........................      2,667
  2,695     Phoenix, IDA, Single Family
              Mortgage Revenue, 5.95%,
              3/1/34, Callable 9/1/12 @
              103.50, GNMA...................      2,825
  1,325     Pima County, IDA, Single Family
              Mortgage Revenue, Series A-1,
              AMT, 5.00%, 5/1/25, Callable
              11/1/10 @ 101, GNMA/
              FNMA/FHLMC.....................      1,380
    435     Tucson & Pima County, IDA, Single
              Family Mortgage Revenue, Series
              1-A, AMT, 5.70%, 7/1/12,
              Callable 1/1/10 @ 101,
              FNMA/GNMA......................        438
    280     Tucson & Pima County, IDA, Single
              Family Mortgage Revenue, Series
              1-A, AMT, 6.10%, 7/1/22,
              Callable 1/1/10 @ 101,
              FNMA/GNMA......................        282

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 48

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
  2,435     Tucson & Pima County, IDA, Single
              Family Mortgage Revenue, Series
              1A, 5.63%, 7/1/34, Callable
              7/1/12 @ 102, GNMA.............      2,549
                                               ---------
                                                  26,674
                                               ---------
Arkansas (0.1%):
     19     Drew County, Public Facilities
              Board, Single Family Housing
              Revenue, Series B, 7.75%,
              8/1/11.........................         19
     66     Drew County, Public Facilities
              Board, Single Family Housing
              Revenue, Series A-2, 7.90%,
              8/1/11, Callable 8/1/04 @ 102,
              FNMA...........................         68
     23     Jacksonville, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series B,
              7.75%, 1/1/11, Callable 7/1/05
              @ 103..........................         23
    127     Jacksonville, Residential Housing
              Facilities Board, Single Family
              Mortgage Revenue, Series A-2,
              7.90%, 1/1/11, Callable 7/1/04
              @ 102, FNMA....................        129
    133     Lonoke County, Residential
              Housing Facilities Board,
              Single Family Mortgage Revenue,
              Series A-2, 7.90%, 4/1/11,
              FNMA...........................        135
    545     State Development Finance
              Authority, Revenue, Series 1,
              0.00%, 12/1/11.................        316
     70     Stuttgart Public Facilities
              Board, Single Family Mortgage
              Revenue, Series A-2, 7.90%,
              9/1/11, Callable 9/1/04 @ 102,
              FNMA...........................         73
                                               ---------
                                                     763
                                               ---------
California (4.2%):
  4,749     Contra Costa County, Multi-Family
              Mortgage Revenue, Crescent
              Park, Series B, 7.80%, 6/20/34,
              Callable 6/20/04 @ 105, GNMA...      4,992
  4,925     Housing Finance Agency, AMT,
              0.00%, 2/1/32..................        925

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
California, continued:
  3,000     Housing Finance Agency, Home
              Mortgage Revenue, Series I,
              AMT, 5.65%, 8/1/17, Callable
              8/1/07 @ 102...................      3,096
  2,865     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Meridean,
              Series 9, AMT, 5.85%, 11/1/34,
              Mandatory Put 11/1/16 @ 100....      3,049
  2,875     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Wildwood,
              Series 10, AMT, 5.85%, 11/1/34,
              Mandatory Put 11/1/16 @ 100....      3,060
  2,650     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Skyway
              Villas, Series 7, AMT, 5.95%,
              11/1/34, Mandatory Put 11/1/16
              @ 100..........................      2,842
    205     Redondo Beach, Redevelopment
              Agency, Residential Mortgage
              Revenue, Series B, 6.25%,
              6/1/11, Callable 6/1/04 @
              100............................        200
    925     Rural Home Mortgage Finance
              Authority, Single Family
              Mortgage Revenue, Series A,
              5.00%, 12/1/11, GNMA/FNMA......        960
  1,785     Rural Home Mortgage Finance
              Authority, Single Family
              Mortgage Revenue, Series D,
              AMT, 7.10%, 6/1/31, Callable
              6/1/10 @ 102, GNMA/FNMA........      1,819
  2,580     San Jose, Multi-Family Housing
              Revenue, Helzer Courts
              Apartments, Series A, AMT,
              6.20%, 6/1/19, Callable 12/1/09
              @ 102..........................      2,475
  2,000     State Department Water Resource,
              Power Supply Revenue, Series A,
              5.50%, 5/1/10, MBIA............      2,220
  3,000     State Department Water Resource,
              Public Power Supply, Series A,
              5.25%, 5/1/10..................      3,294

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
California, continued:
  2,000     State Pollution Control Financing
              Authority, Solid Waste Disposal
              Revenue, Republic Services,
              Inc. Project, AMT, 2.00%,
              12/1/33, Mandatory Put 12/1/04
              @ 100..........................      1,999
  5,000     State, GO, 10.83%, 2/1/15*.......      6,437
  5,290     State, GO, Veterans Bonds, Series
              BG, 5.15%, 12/1/15, Callable
              12/1/08 @ 101..................      5,512
    500     Statewide Community Development
              Authority, Revenue,
              Certificates of Participation,
              5.40%, 11/1/15, Callable
              11/1/04 @ 101..................        506
                                               ---------
                                                  43,386
                                               ---------
Colorado (9.3%):
  2,300     Arapahoe County, Single Family
              Mortgage Revenue, 0.00%,
              9/1/10.........................      1,817
  5,000     Araphoe County, Water &
              Wastewater Authority, Revenue,
              Series C, 3.13%, 12/1/25,
              Mandatory Put 12/1/09 @ 100,
              LOC: BNP Paribas...............      4,853
  1,920     Aurora, IDR, McKesson Corp.,
              Series A, 5.38%, 12/1/11,
              Callable 12/1/04 @ 100.........      1,931
  5,030     Aurora, Single Family Mortgage
              Revenue, Series A-2, 0.00%,
              9/1/15, Prerefunded 3/1/13 @
              75.17..........................      2,571
    755     Cordillera Metropolitan District,
              Eagle County, GO, Series A,
              6.10%, 12/1/17, Callable
              12/1/10 @ 100..................        790
  2,500     Countrydale Metropolitan
              District, GO, 3.50%, 12/1/32,
              Mandatory Put 12/1/07 @ 100,
              LOC: Compass Bank..............      2,493
    660     Denver City & County Single
              Family Mortgage Revenue,
              Home-Metro Mayors Caucus,
              Series A, 7.30%, 11/1/31,
              Callable 11/1/10 @ 103.25,
              GNMA/FNMA/ FHLMC...............        671
  5,000     Denver City & County, Airport
              Revenue, Series A, AMT, 6.00%,
              11/15/10, AMBAC................      5,573

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
  9,000     Denver City & County, Airport
              Revenue, Series A, 6.00%,
              11/15/14, Callable 11/15/10 @
              100............................      9,870
  5,000     Denver City & County, Airport
              Revenue, Series A, Refunding
              Series A, 6.00%, 11/15/12,
              Callable 11/15/10 @ 100,
              AMBAC..........................      5,463
  1,000     Denver City & County, Single
              Family Residential Revenue,
              Series A, 0.00%, 7/1/10,
              Callable 7/1/08 @ 91.87........        703
  9,850     Denver City & County, Single
              Family Residential Revenue,
              Series A, 0.00%, 7/10/14,
              Callable 7/1/08 @ 73.56........      5,825
  1,000     Denver City & County, Special
              Facilities, Airport Revenue,
              Rental Car Project, Series A,
              6.00%, 1/1/13, Callable 1/1/09
              @ 101..........................      1,098
  3,830     Englewood, Multi-Family Housing
              Revenue, Marks Apartments,
              Series B, 6.00%, 12/15/18,
              Callable 12/15/04 @ 100, LOC:
              Citibank.......................      3,841
  2,500     Englewood, Multi-Family Housing
              Revenue, Marks Apartments,
              6.65%, 12/1/26, Callable
              12/1/06 @ 102..................      2,508
  1,000     Erie Water Enterprise, Revenue,
              5.13%, 12/1/10, Callable
              12/1/08 @ 100, ACA.............      1,034
  1,000     Health Facilities Authority,
              Revenue, Series A, 6.40%,
              1/1/10, Callable 1/1/07 @
              101............................      1,007
  1,530     Housing & Finance Authority,
              Multi-Family Housing Revenue,
              Series C-3, 5.70%, 10/1/21,
              Callable 11/1/04 @ 100, FHA....      1,531
  2,355     Housing & Finance Authority,
              Multi-Family Housing Revenue,
              Series A, AMT, 6.65%, 10/1/28,
              Callable 4/1/05 @ 102..........      2,419
    680     Housing & Finance Authority,
              Multi-Family Revenue Project,
              Series C-3, Class I, AMT,
              4.45%, 4/1/11..................        693
  1,030     Housing & Finance Authority,
              Multi-Family Revenue Project,
              Series C-3, Class I, AMT,
              4.55%, 10/1/12.................      1,046

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 50

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
  1,020     Housing & Finance Authority,
              Multi-Family Revenue Project,
              Series C-3, Class I, AMT,
              4.65%, 10/1/13, Callable
              10/1/12 @ 100..................      1,037
  2,210     Housing & Finance Authority,
              Revenue, Single Family Program,
              Series C-2, AMT, 7.05%, 4/1/31,
              Callable 10/1/16 @ 100,
              FHA/VA.........................      2,223
    675     Housing & Finance Authority,
              Single Family Mortgage Revenue,
              Series B-2, AMT, 6.80%, 4/1/30,
              Callable 4/1/09 @ 105, MBIA....        695
  3,500     Mesa County, Residential Revenue,
              Refunding, 0.00%, 12/1/11,
              ETM............................      2,596
 10,000     Metropolitan Football Stadium,
              District Sales Tax Revenue,
              Series A, 0.00%, 1/1/07,
              MBIA...........................      9,311
  1,580     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Lawrenceville Brisben Project,
              Series 00-11, AMT, 6.00%,
              11/1/33, Callable 12/1/10 @
              100............................      1,609
  2,935     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Northglenn Project, Series
              00-3, AMT, 6.00%, 11/1/33,
              Callable 12/1/10 @ 100.........      2,989
  2,760     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Castel Highlands Project,
              Series 00-2, AMT, 6.00%,
              11/1/33, Callable 12/1/10 @
              100............................      2,811
  2,065     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Rocky Mountain Project, Series
              00-4, AMT, 6.00%, 11/1/33,
              Callable 12/1/10 @ 100.........      2,103
  1,370     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Stanford
              Arms, Series 17, AMT, 5.75%,
              11/1/34, Mandatory Put 11/1/16
              @ 100..........................      1,447
  1,935     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Sterling
              Park, Series 13, AMT, 5.80%,
              11/1/34........................      2,013

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Colorado, continued:
  7,260     Northern Metropolitan District,
              Adams County, GO, 6.50%,
              12/1/16, Callable 12/1/07 @
              102, MBIA......................      7,887
                                               ---------
                                                  94,458
                                               ---------
Connecticut (1.4%):
  4,350     Stamford, Housing Authority,
              Multi-Family Housing Revenue,
              Rippowam Project, 6.25%,
              10/1/19, Callable 10/1/08 @
              103............................      4,545
  9,200     Stamford, Housing Authority,
              Multi-Family Housing Revenue,
              Rippowam Project, 6.38%,
              10/1/29, Callable 10/1/08 @
              103............................      9,564
                                               ---------
                                                  14,109
                                               ---------
Delaware (0.1%):
  1,300     State Housing Authority, Single
              Family Mortgage, Revenue,
              Series A-1, 5.17%, 1/1/30,
              Callable 7/1/09 @ 101..........      1,315
                                               ---------
District of Columbia (1.3%):
  5,920     Certificates of Participation,
              Series R-231, 9.30%, 1/1/13,
              AMBAC..........................      6,770
  1,000     District of Columbia, GO, Series
              A, 5.38%, 6/1/10, Callable
              6/1/07 @ 102...................      1,083
  1,000     GO, Unrefunded, Balance
              Referendum, Series 01, Class A,
              6.00%, 6/1/11, MBIA............      1,138
  1,640     GO, Unrefunded, Balance
              Referendum, Series 01, Class B,
              6.00%, 6/1/12, MBIA............      1,877
  2,895     Tobacco Settlement Financing
              Corp., Revenue, 5.20%,
              5/15/08........................      2,857
                                               ---------
                                                  13,725
                                               ---------
Florida (4.0%):
  2,385     Capital Projects Finance
              Authority, Student Housing,
              Revenue, 5.50%, 10/1/13,
              Callable 10/1/11 @ 102, MBIA...      2,575
  2,880     Capital Projects Finance
              Authority, Student Housing,
              Revenue, 5.50%, 10/1/14,
              Callable 10/1/11 @ 102, MBIA...      3,083

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Florida, continued:
  3,000     Capital Trust Agency, Revenue,
              Seminole Tribe Convention,
              Series C, 6.00%, 10/1/17,
              Callable 10/1/12 @ 101, ACA....      3,162
  3,290     CRS Tax-Exempt Trust,
              Certificates of Participation,
              Series A, 7.38%, 12/5/21 (b)...      3,431
  6,325     Fort Pierce, Utilities Authority
              Revenue, 8.79%, 10/1/16,
              Callable 10/1/13 @ 100,
              AMBAC..........................      7,239
    945     Housing Finance Corp., Homeowner
              Mortgage Revenue, Series 2,
              AMT, 4.75%, 7/1/19, Callable
              6/1/07 @ 101.50, MBIA..........        965
  2,500     Miami Health Facilities
              Authority, Health Facilities
              Revenue, 9.29%, 8/15/15........      2,613
  4,435     Miami-Dade County, Aviation
              Revenue, Series C, AMT, 5.25%,
              10/1/10, Callable 10/1/08 @
              101............................      4,715
    135     Miami-Dade County, Housing
              Finance Authority, Single
              Family Housing Revenue, Series
              A-1, AMT, 5.90%, 6/1/25,
              Callable 6/1/08 @ 103, FHLMC...        139
  2,900     Miami-Dade County, Split
              Obligation, Revenue, Sub-Series
              A, 0.00%, 10/1/16, Callable
              4/1/08 @ 65.58, MBIA...........      1,584
  1,100     Pompano Beach Water & Sewer
              Revenue, 5.50%, 7/1/16,
              Callable 7/1/07 @ 101, FGIC....      1,181
  1,320     Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/08, ACA.............      1,155
  1,625     Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/09, ACA.............      1,355
  1,535     Santa Rosa Bay Bridge Authority,
              Revenue, Capital Appreciation,
              0.00%, 7/1/12, ACA.............      1,098
  4,720     State Board of Education, GO,
              8.79%, 6/1/10..................      5,528
  1,615     Tampa Water & Sewer Revenue,
              0.00%, 10/1/05.................      1,582
                                               ---------
                                                  41,405
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Georgia (3.1%):
  1,500     Atlanta Airport Facilities,
              Revenue, Series A, 6.50%,
              1/1/08, AMBAC..................      1,683
  2,795     Clayton County, Housing
              Authority, Multi-Family Housing
              Revenue, Southlake Cove
              Project, 5.60%, 12/20/13,
              Callable 12/20/12 @ 104,
              GNMA...........................      3,045
  5,000     DeKalb County, Housing Authority,
              Multi-Family Housing Revenue,
              Friendly Hills Apartments,
              Series A, AMT, 7.05%, 1/1/39,
              Callable 1/1/08 @ 104, FHA.....      5,289
  1,765     Fulton County, Housing Authority,
              Multi-Family Housing Revenue,
              Concorde Place Apartments
              Project, Series A, AMT, 6.30%,
              7/1/16, Callable 7/1/06 @
              102............................      1,970
  2,245     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership,
              Stonecrest, Series 8, AMT,
              5.90%, 11/1/34, Callable
              12/1/11 @ 100..................      2,323
  5,500     Municipal Electric Authority,
              Revenue, 8.79%, 1/1/26,
              Callable 1/1/09 @ 100..........      6,284
  1,550     Municipal Electric Authority,
              Revenue, Series A, 5.13%,
              1/1/12, Callable 1/1/07 @
              101............................      1,650
  8,400     State, Series D, GO, 5.80%,
              11/1/12, Callable 11/1/09 @
              102............................      9,507
                                               ---------
                                                  31,751
                                               ---------
Hawaii (0.2%):
  1,085     Honolulu City & County, Mortgage
              Revenue, Smith-Beretania,
              Series 8A, 4.80%, 1/1/12,
              MBIA...........................      1,085
  1,165     State Housing & Community
              Development Corp., Multi-Family
              Housing Revenue, Sunset Villas,
              5.00%, 7/20/11, GNMA...........      1,188
                                               ---------
                                                   2,273
                                               ---------
Idaho (0.3%):
    665     Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series A, 5.35%, 7/1/11,
              Callable 1/1/08 @ 101.50,
              FHA/VA.........................        674

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 52

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Idaho, continued:
    410     Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series E-2, AMT, 5.95%, 7/1/14,
              Callable 1/1/07 @ 101.50.......        416
    675     Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series H, AMT, 6.05%, 7/1/14,
              Callable 1/1/07 @ 102,
              FHA/VA.........................        706
    365     Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series D, AMT, 6.45%, 7/1/14,
              Callable 1/1/06 @ 102, FHA.....        368
    710     Housing & Finance Association,
              Single Family Mortgage Revenue,
              Series D-2, AMT, 4.95%, 7/1/28,
              Callable 1/1/08 @ 101.50,
              FHA............................        719
                                               ---------
                                                   2,883
                                               ---------
Illinois (4.8%):
 12,410     Aurora, Multi-Family Housing
              Revenue, Covey Fox Valley
              Apartments Project, 5.30%,
              11/1/27, Callable 11/1/05 @
              101............................     12,808
  4,575     Chicago City Colleges, Capital
              Improvement, GO, 6.00%, 1/1/10,
              FGIC...........................      5,158
  1,000     Chicago Gas Supply Revenue, The
              Peoples Gas Light, Series A,
              6.10%, 6/1/25, Callable 6/1/05
              @ 102..........................      1,048
  4,450     Chicago Heights, GO, Series A,
              5.65%, 12/1/16, Callable
              12/1/08 @ 100, FGIC............      4,842
  1,500     Chicago O'Hare International
              Airport, Passenger Facilities
              Revenue, Series A, AMT, 5.50%,
              1/1/09.........................      1,617
  1,575     Chicago, Single Family Mortgage
              Revenue, Series B, 6.00%,
              4/1/26, Callable 4/1/12 @ 103,
              GNMA/FNMA/FHLMC................      1,630
    495     Chicago, Single Family Mortgage
              Revenue, Series C, 7.00%,
              3/1/32, Callable 9/1/10 @ 105,
              MBIA/GNMA/FNMA/ FHLMC..........        498

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Illinois, continued:
  2,135     Chicago, Single Family Mortgage
              Revenue, Series B, 6.00%,
              10/1/33, GNMA/FNMA/ FHLMC......      2,211
  1,000     Chicago, Single Family Mortgage
              Revenue, Series D, AMT, 5.75%,
              10/1/34, Callable 10/1/13
              @ 103, GNMA/FNMA/FHLMC.........      1,061
  1,000     Cicero, Tax Increment, Series C,
              5.00%, 1/1/11, FGIC............      1,077
  1,000     Cook County, School District
              #219, Niles Township, GO,
              5.88%, 12/1/12, Callable
              12/1/10 @ 100, FGIC............      1,128
  2,660     Cook County, School District
              #219, Niles Township, GO,
              5.88%, 12/1/13, Callable
              12/1/10 @ 100, FGIC............      3,001
  2,745     De Kalb & Ogle Counties,
              Community College District
              #523, 5.75%, 2/1/13, Callable
              2/1/10 @ 100, FSA..............      3,046
    765     Moline, Mortgage Revenue, Sub-
              Series 1, 0.00%, 5/1/11........        474
    175     Peoria Moline & Freeport Single
              Family Revenue, Series A, AMT,
              7.60%, 4/1/27, Callable 10/1/05
              @ 105, GNMA....................        178
  3,500     Peru, IDR, Consolidated
              Freightways Corp. Project,
              Series B, 5.25%, 7/1/04 (c)....        245
  3,430     State Development Finance
              Authority, Multi-Family Housing
              Revenue, Series A, 6.50%,
              7/20/15, Callable 7/20/10 @
              105............................      3,831
  4,465     State Development Finance
              Authority, Multi-Family Housing
              Revenue, Series A, 6.60%,
              7/20/21, Callable 7/20/10 @
              105............................      4,973
                                               ---------
                                                  48,826
                                               ---------
Indiana (3.3%):
  4,900     Fremont, IDR, Consolidated
              Freightways Corp. Project,
              5.25%, 5/1/04 (c)..............        343
  2,000     Indianapolis, Local Public
              Improvements Bond Bank,
              Revenue, Series A, 6.50%,
              1/1/08.........................      2,232

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Indiana, continued:
  9,095     Indianapolis Airport Authority,
              Special Facilities Revenue,
              Federal Express Corp. Project,
              AMT, 7.10%, 1/15/17, Callable
              7/15/04 @ 102..................      9,314
  1,500     Marion County Convention and
              Recreational Facilities
              Authority, Excise Tax Revenue,
              5.00%, 6/1/14, Callable 6/1/08
              @ 101..........................      1,571
  1,945     Michigan City School Building
              Corp., Revenue, 5.00%, 1/1/11,
              MBIA...........................      2,095
  2,000     State Development Finance
              Authority, PCR, Southern
              Indiana Gas & Electric, Series
              C, AMT, 5.00%, 3/1/30,
              Mandatory Put 3/1/06 @ 100.....      2,063
  1,125     State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series A-2, AMT, 6.45%, 7/1/14,
              Callable 7/1/05 @ 102,
              FHA/VA.........................      1,135
  3,130     State Toll Finance Authority,
              Toll Road Revenue, 6.00%,
              7/1/15, Callable 7/1/04 @
              100............................      3,134
  3,000     Sullivan, Pollution Control
              Revenue, 7.10%, 4/1/19,
              Callable 4/1/05 @ 100..........      3,027
  4,550     Transportation Finance Authority,
              Highway Revenue, Series A,
              5.75%, 6/1/12, AMBAC...........      5,153
  3,735     Transportation Finance Authority,
              Highway Revenue, 5.25%,
              12/1/13, Callable 12/1/08 @
              101, MBIA......................      4,051
                                               ---------
                                                  34,118
                                               ---------
Iowa (0.3%):
    220     Finance Authority, Single Family
              Mortgage Revenue, 0.00%,
              9/1/16, AMBAC..................         56
  3,270     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Town
              Center Villas, Series 12, AMT,
              5.80%, 11/1/34, Callable
              12/1/11 @ 100..................      3,419
                                               ---------
                                                   3,475
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Kansas (3.0%):
  4,000     Burlington Environmental
              Improvement Revenue,
              Refunding-Kansas City Power and
              Light, 4.75%,
              10/1/17, Put 10/1/07 @ 100.....      4,127
  3,650     Garden City, Industrial
              Development Revenue, Inland
              Container Corp., 4.50%,
              1/1/08.........................      3,619
  2,100     Sedgwick & Shawnee Counties,
              Single Family Mortgage Revenue,
              Mortgage Backed Securities
              Program, Series A, AMT, 3.25%,
              6/1/27, Callable 6/1/13 @ 102,
              GNMA/FNMA......................      2,268
  2,570     Sedgwick & Shawnee Counties,
              Single Family Mortgage Revenue,
              Mortgage Backed Securities
              Program, Series A, 5.25%,
              6/1/28, Callable 6/1/12 @ 103,
              GNMA/FNMA......................      2,642
  6,185     Sedgwick & Shawnee Counties,
              Single Family Mortgage Revenue,
              Mortgage Backed Securities
              Program, Series A-4, 5.65%,
              6/1/28, Callable 6/1/12 @ 103,
              GNMA/FNMA......................      6,404
  3,135     Sedgwick & Shawnee Counties,
              Single Family Mortgage Revenue,
              Mortgage Backed Securities
              Program, Series B-1, 5.95%,
              12/1/33, Callable 12/1/12 @
              105, GNMA/FNMA.................      3,275
  4,410     Sedgwick & Shawnee Counties,
              Single Family Mortgage Revenue,
              Mortgage Backed Securities
              Program, Series B-2, 6.45%,
              12/1/33, AMT, Callable 6/1/11 @
              105, GNMA/FNMA.................      4,628
  2,965     Sedgwick County, Single Family
              Mortgage Revenue, Mortgage
              Backed Securities Program,
              Series B-3, 4.00%, 12/1/34,
              Callable 12/1/12 @ 105,
              GNMA/FNMA......................      3,064
    145     Shawnee County, Single Family
              Mortgage Revenue, 0.00%,
              10/1/16, MBIA..................         41

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 54

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Kansas, continued:
  1,045     State Development Finance
              Authority, Multi-Family Housing
              Revenue, Series O, 6.50%,
              6/20/34, Callable 6/20/09 @
              104, GNMA......................      1,109
                                               ---------
                                                  31,177
                                               ---------
Kentucky (1.4%):
 10,475     Economic Development Finance
              Authority, Health System
              Revenue, Norton Healthcare,
              Inc., Series B, 0.00%, 10/1/06,
              MBIA...........................      9,895
  1,615     Economic Development Finance
              Authority, Health System
              Revenue, Norton Healthcare,
              Inc., Series C, 0.00%, 10/1/06,
              MBIA...........................      1,610
  1,805     Greater Housing Assistance Corp.,
              Mortgage Revenue, Castle
              Village Apartments Project,
              Series A, 5.90%, 2/1/24, FHA...      1,806
    690     Meade County, Olin Corp. Project,
              6.00%, 7/1/07, Callable 7/1/04
              @ 100..........................        691
                                               ---------
                                                  14,002
                                               ---------
Louisiana (3.3%):
    700     Calcasieu Parish Public
              Transportation Authority,
              Mortgage Revenue, Series A,
              AMT, 5.55%, 4/1/12, Callable
              4/1/08 @ 102, GNMA/FNMA........        729
    465     Calcasieu Parish Public
              Transportation Authority,
              Mortgage Revenue, Series B,
              5.00%, 4/1/28, Callable 4/1/13
              @ 105, GNMA/FNMA...............        486
    235     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B, AMT, 8.00%, 3/1/25,
              GNMA/FHLMC.....................        239
  1,870     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              D-2, AMT, 7.05%, 6/1/31,
              Callable 6/1/10 @ 101..........      1,968
    625     Jefferson Parish Home Mortgage
              Authority, Single Family
              Mortgage Revenue, Series D-1,
              7.50%, 6/1/26, Callable 6/1/10
              @ 105, GNMA/FNMA...............        662

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
    885     Jefferson Parish Home Mortgage
              Authority, Single Family
              Mortgage Revenue, Series C-1,
              7.00%, 6/1/29, Callable 6/1/10
              @ 105, GNMA/FNMA...............        932
  1,405     Jefferson Parish Home Mortgage
              Authority, Single Family
              Mortgage Revenue, Series B-1,
              AMT, 6.65%, 12/1/33, Callable
              6/1/11 @ 105, GNMA/FNMA........      1,486
  7,985     Jefferson Parrish Home Mortgage
              Authority, Single Family
              Mortgage Revenue, Series C,
              AMT, 4.50%, 12/1/24, Callable
              12/1/13 @ 100, GNMA/FNMA.......      7,804
  3,095     Shreveport, GO, Series A, 6.00%,
              5/1/09, FGIC...................      3,478
  1,475     St. Tammany Public Trust Finance
              Authority, Revenue, Christwood
              Project, 5.70%, 11/15/18,
              Callable 11/15/08 @ 102........      1,471
  1,000     Stadium & Exposition District
              Revenue, 5.25%, 7/1/16,
              Callable 7/1/09 @ 102, FGIC....      1,069
  4,460     State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/11, FSA....................      5,018
  4,320     State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/12, FSA....................      4,885
  2,290     State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/13, FSA....................      2,591
    445     Webster Parish School District
              #6, Minden, GO, 5.00%, 3/1/11,
              FGIC...........................        483
    485     Webster Parish School District
              #6, Minden, GO, 4.00%, 3/1/13,
              FGIC...........................        488
                                               ---------
                                                  33,789
                                               ---------
Maine (0.8%):
  2,500     Lewiston Housing Corp.,
              Multifamily Revenue, Mortgage
              Centreville, Series A, 6.65%,
              8/15/23,
              Callable 8/15/04 @ 100, FHA....      2,503
  2,375     State Housing Authority, Mortgage
              Revenue, Series C-2, AMT,
              6.15%, 11/15/17, Callable
              11/15/05 @ 102, AMBAC..........      2,492

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Maine, continued:
  2,500     State Housing Authority, Single
              Family Housing Revenue, Series
              B-1, 6.05%, 11/15/16, Callable
              11/15/05 @ 102, AMBAC..........      2,592
    925     State Housing Authority, Single
              Family Housing Revenue, Series
              C, AMT, 6.10%, 11/15/16,
              Callable 11/15/06 @ 102........        965
                                               ---------
                                                   8,552
                                               ---------
Maryland (0.7%):
    640     Baltimore County, Multi-Family
              Housing Revenue, Series A,
              0.00%, 9/1/24, Callable 9/1/07
              @ 40.55, FHA...................        214
  2,600     Baltimore Port Facilities
              Revenue, 6.50%, 12/1/10,
              Callable 6/1/04 @ 101..........      2,638
  5,955     Prince Georges County Housing
              Authority, Multi-Family Housing
              Revenue, Foxglenn Apartments,
              Series A, AMT, 0.00%, 5/20/22,
              Callable 5/20/05 @ 36.045......      2,158
  4,460     Prince Georges County Housing
              Authority, Residual Revenue,
              0.00%, 11/1/20.................      1,620
    760     Prince Georges County, Housing
              Authority, Single Family
              Mortgage Revenue, AMT, Series
              A, Callable 6/1/12 @ 102,
              5.60%, 12/1/34, GNMA/FNMA/
              FHLMC..........................        788
                                               ---------
                                                   7,418
                                               ---------
Massachusetts (0.6%):
  2,000     State Educational Financing
              Authority, Education Loan
              Revenue, Series E, 4.60%,
              1/1/10, AMBAC..................      2,051
    345     State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series 21, AMT, 7.13%, 6/1/25..        345
  2,500     State Housing Finance Authority,
              Multi-Family Housing Revenue,
              Series A, AMT, 6.40%, 12/1/15,
              Callable 6/1/06 @ 102, AMBAC...      2,604
  1,375     State Industrial Finance Agency,
              Revenue, University Commons,
              6.55%, 8/1/18, Callable 2/1/08
              @ 105, FHA.....................      1,514
                                               ---------
                                                   6,514
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Michigan (0.4%):
  4,000     State Building Authority,
              Revenue, Facilities Program,
              Series 1, 5.00%, 10/15/12,
              Callable 10/15/10 @ 100........      4,274
                                               ---------
Minnesota (0.5%):
    680     Blaine, IDR, Consolidated
              Freightways Corp. Project,
              5.15%, 7/1/04 (c)..............         43
  1,200     Maplewood, Multi-Family Housing
              Revenue, 6.50%, 9/1/24,
              Callable 9/1/04 @ 102, FHA.....      1,222
  1,625     Minneapolis Community Development
              Agency, Multi-Family Housing
              Revenue, Riverside Homes
              Project, 6.10%, 9/1/19,
              Callable 9/1/09 @ 102..........      1,621
    558     Minneapolis, Mortgage Revenue,
              7.00%, 10/1/12, Callable
              10/1/05 @ 100..................        571
  1,980     State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series A, 5.75%, 7/1/18,
              Callable 7/1/09 @ 100..........      2,037
                                               ---------
                                                   5,494
                                               ---------
Mississippi (0.8%):
  6,400     Higher Education Assistance
              Corp., Student Loan Revenue,
              Series B-3, AMT, 5.45%, 3/1/10,
              GSL............................      6,752
    175     Home Corp., Single Family
              Mortgage Revenue, Access
              Program, Series F, AMT, 7.10%,
              12/1/10, Callable 12/1/04 @
              103, GNMA......................        182
    320     Home Corp., Single Family
              Mortgage Revenue, Access
              Program, Series B, AMT, 7.90%,
              3/1/25, Callable 3/1/05 @ 106,
              GNMA...........................        323
  1,000     State, Gaming Counties Highway
              Improvements, GO, Series A,
              5.50%, 7/1/08..................      1,097
                                               ---------
                                                   8,354
                                               ---------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 56

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
 Missouri (1.6%):
    915     Cameron, IDA, Health Facilities
              Revenue, Cameron Community
              Hospital, 6.25%, 12/1/12,
              Callable 12/1/10 @ 101, ACA....        992
  1,665     Kansas City, IDA, Multi-Family
              Housing Revenue, Village Green
              Apartments Project, AMT, 6.25%,
              4/1/30, Callable 4/1/08 @
              102............................      1,212
  3,200     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Lakewood,
              Series 6, AMT, 5.75%, 11/1/34,
              Mandatory Put 11/1/16 @ 100....      3,380
  2,380     Multi-Family Housing Revenue, IDA
              Bond Pass Thru Certificates,
              Beneficial Ownership, Oak
              Crossing, Series 11, AMT,
              5.75%, 11/1/34, Callable
              12/1/11 @ 100..................      2,470
  2,995     St. Louis County Housing
              Authority, Multi-Family Housing
              Revenue, Oakmont Hathaway &
              Brighton, Series A, 4.55%,
              5/1/31, Callable 5/1/11 @ 100,
              FNMA...........................      2,952
  1,235     St. Louis International, Airport
              Revenue, Series A, 5.00%,
              7/1/09, FSA....................      1,323
    460     State Housing Development, Single
              Family Mortgage Revenue, Series
              B, AMT, 6.15%, 3/1/20, Callable
              3/1/10 @ 100, GNMA/FNMA........        462
    575     State Housing Development, Single
              Family Mortgage Revenue, Series
              B-1, 7.45%, 9/1/31, AMT,
              Callable 3/1/10 @ 101..........        586
  1,420     State Housing Development, Single
              Family Mortgage Revenue, Series
              C-1, AMT, 7.15%, 3/1/32,
              Callable 9/1/10 @ 101,
              GNMA/FNMA......................      1,446
  2,000     University City, Multi-Family
              Housing Revenue, 7.38%,
              3/1/21.........................      2,092
                                               ---------
                                                  16,915
                                               ---------
Nebraska (1.1%):
  2,200     American Public Energy Agency,
              Gas Supply Revenue, Public Gas
              Agency Project, Series C,
              4.00%, 9/1/08, AMBAC...........      2,286

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Nebraska, continued:
  3,000     Lancaster County, IDR,
              Archer-Daniels-Midland Co.
              Project, 5.90%, 11/1/07,
              Callable 11/1/04 @ 100.........      3,042
  5,000     Public Power District Revenue,
              9.30%, 1/1/12, Callable 1/1/08
              @ 101, MBIA....................      5,786
                                               ---------
                                                  11,114
                                               ---------
Nevada (0.9%):
  1,575     Housing Division, Multi-Unit
              Housing, Citivista Project,
              Series A, AMT, 5.45%, 10/1/15,
              Callable 10/1/10 @ 100, FNMA...      1,633
    215     Housing Division, Single Family
              Mortgage Revenue, Series B-1,
              AMT, 6.00%, 4/1/10, Callable
              4/1/07 @ 102...................        220
    485     Housing Division, Single Family
              Mortgage Revenue, Series A-1,
              AMT, 5.20%, 4/1/11, Callable
              4/1/08 @ 101.50................        490
    230     Housing Division, Single Family
              Mortgage Revenue, Series C,
              AMT, 6.60%, 4/1/14, Callable
              4/1/06 @ 102, FHA/VA...........        232
  3,400     Las Vegas, Convention & Visitors
              Authority, 6.00%, 7/1/13,
              Callable 7/1/09 @ 101, AMBAC...      3,825
  1,975     Las Vegas, Special Improvement
              District #707, Special
              Assessment, 5.40%, 6/1/14,
              Callable 6/1/08 @ 102, FSA.....      2,114
  1,000     Washoe County School District,
              GO, 5.25%, 6/1/15, Callable
              12/1/08 @ 100..................      1,065
                                               ---------
                                                   9,579
                                               ---------
New Hampshire (0.1%):
  1,000     Health & Education Facilities
              Authority, Revenue, Series A,
              4.00%, 10/1/18, Callable
              10/1/14 @ 100, LOC: Radian.....        878
                                               ---------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
 New Jersey (0.4%):
  1,295     Health Care Facilities, Finance
              Authority, Revenue, Shore
              Memorial Health Care System,
              5.00%, 7/1/10, LOC: Radian.....      1,389
  1,355     Health Care Facilities, Finance
              Authority, Revenue, Shore
              Memorial Health Care System,
              5.00%, 7/1/11, LOC: Radian.....      1,450
    970     State Housing & Mortgage Finance
              Authority, Finance Agency
              Revenue, Series K, AMT, 6.38%,
              10/1/26, Callable 7/1/04 @
              102............................        990
                                               ---------
                                                   3,829
                                               ---------
New Mexico (1.2%):
  1,000     Educational Assistance
              Foundation, Student Loan
              Program, Revenue, Sub-Series
              A-2, AMT, 6.20%, 11/1/08,
              Callable 11/1/06 @ 102, GSL....      1,009
    600     Educational Assistance
              Foundation, Student Loan
              Program, Revenue, Sub-Series
              A-2, AMT, 6.30%, 11/1/09,
              Callable 11/1/06 @ 102, GSL....        605
    410     Mortgage Finance Authority,
              Single Family Mortgage Revenue,
              Series A-2, AMT, 6.05%, 7/1/16,
              Callable 7/1/07 @ 102,
              FNMA/GNMA/FHLMC................        422
  1,120     Mortgage Finance Authority,
              Single Family Mortgage Revenue,
              Series A-2, AMT, 4.60%, 9/1/29,
              Callable 9/1/08 @ 102,
              FNMA/GNMA......................      1,154
  1,770     Mortgage Finance Authority,
              Single Family Mortgage Revenue,
              Series E-2, AMT, 6.80%, 3/1/31,
              Callable 9/1/09 @ 102.50,
              GNMA/FNMA/FHLMC................      1,912
  3,100     Mortgage Finance Authority,
              Single Family Mortgage Revenue,
              Series C-2, AMT, 4.70%, 9/1/33,
              Callable 9/1/12 @ 102.75,
              FNMA/GNMA......................      3,166
  1,685     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Valencia
              Apartments, Series 2, AMT,
              5.85%, 5/1/34, Callable 6/1/11
              @ 100..........................      1,754

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
New Mexico, continued:
  2,000     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Manzano Mesa Apartments, Series
              2, 5.95%, 11/1/34, Callable
              12/1/11 @ 100..................      2,029
                                               ---------
                                                  12,051
                                               ---------
New York (5.4%):
  1,255     City Transitional Finance
              Authority, Revenue, 4.75%,
              11/15/15, Callable 5/15/08 @
              101, FGIC......................      1,281
  1,365     Monroe County, New York Airport
              Authority Revenue, Greater
              Rochester International, 5.25%,
              1/1/12, MBIA...................      1,484
  5,410     Munimae Trust, RHA Affordable
              Housing, Inc., Class A, 6.15%,
              11/1/39, Callable 4/1/08 @
              101............................      5,588
  3,000     New York, GO, Series 98-C, 5.50%,
              11/15/10, Callable 11/15/07 @
              101............................      3,265
  2,500     New York, GO, Series A, 5.25%,
              11/1/08........................      2,684
  8,560     New York, GO, Series B, 5.20%,
              8/1/09, Callable 8/1/07 @
              101............................      9,201
  1,000     New York, GO, Series B, 5.25%,
              8/1/10, Callable 8/1/07 @
              101............................      1,052
  5,000     New York, GO, Series C, 5.50%,
              8/1/13, Callable 2/1/13 @
              100............................      5,439
  1,000     New York, GO, Series E, 5.25%,
              8/1/08.........................      1,072
  4,000     New York, GO, Series F, 5.25%,
              8/1/07.........................      4,265
  5,000     New York, GO, Series H, 5.00%,
              8/1/09, Callable 8/1/08 @
              101............................      5,370
  1,000     Residential Recovery Agency,
              Residential Recovery Revenue,
              Series F, 5.00%, 7/1/12, FSA...      1,049
  2,140     Residential Recovery Agency,
              Residential Recovery Revenue,
              Series F, 5.00%, 7/1/13, FSA...      2,224
  1,050     State Dormitory Authority,
              Revenue, Jewish Board of Family
              & Children, 5.00%, 7/1/10,
              AMBAC..........................      1,134

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 58

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
New York, continued:
  1,100     State Dormitory Authority,
              Revenue, Jewish Board of Family
              & Children, 5.00%, 7/1/11,
              AMBAC..........................      1,188
  1,150     State Dormitory Authority,
              Revenue, Jewish Board of Family
              & Children, 5.00%, 7/1/12,
              AMBAC..........................      1,239
    875     State Energy Research &
              Development Authority, PCR,
              State Electric & Gas Corp.,
              Series A, 6.05%, 4/1/34,
              Callable 4/1/04 @ 102..........        895
    140     State Mortgage Agency, Homeowner
              Mortgage Revenue, Series 69,
              AMT, 4.70%, 4/1/24, Callable
              3/1/08 @ 101...................        141
  2,000     State, GO, Series A, 5.25%,
              8/1/10, Callable 8/1/07 @
              101............................      2,105
  2,500     State, GO, Series B, 6.38%,
              8/15/09........................      2,657
  1,675     Tobacco Settlement Financing
              Corp., Revenue, Series B,
              4.00%, 6/1/12..................      1,686
                                               ---------
                                                  55,019
                                               ---------
North Carolina (0.1%):
    770     Asheville Housing Authority,
              Multi-Family Revenue, 3.90%,
              8/20/15, Callable 8/20/14 @
              102, GNMA......................        730
    720     Housing Finance Agency, Home
              Ownership Revenue, AMT, Series
              8-A, 5.95%, 1/1/27, Callable
              1/1/10 @ 100...................        750
                                               ---------
                                                   1,480
                                               ---------
North Dakota (0.1%):
    645     State Housing Finance Agency,
              Housing Finance Program
              Revenue, Series A, AMT, 6.00%,
              7/1/17, Callable 1/1/07 @
              102............................        667
                                               ---------
Ohio (5.5%):
  6,000     Akron, Municipal Baseball
              Stadium, Certificates of
              Participation, 6.90%, 12/1/16,
              Callable 12/1/06 @ 102.........      6,439
    825     Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/07, Callable 7/1/04 @
              82.564, AMBAC..................        681

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
    810     Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/08, Callable 7/1/04 @
              77.99, AMBAC...................        632
    820     Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/10, Callable 7/1/04 @
              69.60, AMBAC...................        571
    815     Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/11, Callable 7/1/04 @
              65.76, AMBAC...................        536
    820     Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/13, Callable 7/1/04 @
              58.69, AMBAC...................        481
    815     Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/14, Callable 7/1/04 @
              55.45, AMBAC...................        452
    820     Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/16, Callable 7/1/04 @
              49.50, AMBAC...................        406
    815     Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/17, Callable 7/1/04 @
              46.76, AMBAC...................        381
    820     Cleveland, Non-Tax Stadium
              Revenue, Series A, 0.00%,
              12/1/19, Callable 7/1/04 @
              41.75, AMBAC...................        342
    810     Cleveland, Non-Tax Stadium
              Revenue, Series B, 0.00%,
              12/1/20, Callable 7/1/04 @
              39.44, AMBAC...................        319
  2,750     Cleveland, Public Power System
              Revenue, Series 1, 5.13%,
              11/15/18, Callable 11/15/06 @
              102, MBIA......................      2,873
  1,165     Cleveland-Cuyahoga County Port
              Authority, Revenue, C & P Docks
              Project, Series 1, AMT, 6.00%,
              3/1/07, ETM....................      1,241
  2,150     Cleveland-Cuyahoga County Port
              Authority, Revenue, Port
              Cleveland Bond Fund, Series C,
              5.25%, 11/15/15, Callable
              5/15/12 @ 102..................      2,017

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
    650     Cleveland-Cuyahoga County Port
              Authority, Revenue, Port
              Cleveland Bond Fund, Series A,
              6.25%, 5/15/16, Callable
              5/15/15 @ 102..................        655
  2,050     Cleveland-Cuyahoga County Port
              Authority, Revenue, Port of
              Cleveland, Series A, 5.38%,
              5/15/18,.......................      2,037
            Callable 5/15/08 @ 102
  1,055     Cleveland-Cuyahoga County Port
              Authority, Revenue, Port
              Cleveland Bond Fund, Series A,
              6.20%, 5/15/22, Callable
              5/15/12 @ 102..................      1,072
  1,805     Cleveland-Cuyahoga County Port
              Authority, Revenue, Capital
              Improvements Project, Series A,
              5.38%, 5/15/19, Callable
              5/15/09 @ 102, LOC: Fifth Third
              Bank...........................      1,726
  1,480     Cleveland-Cuyahoga County Port
              Authority, Revenue, City
              Project, Series B, 4.50%,
              5/15/30, Callable 5/15/14 @
              102............................      1,406
  2,000     Franklin County, Health Care
              Facilities, Revenue, 5.50%,
              11/1/16, Callable 11/1/04 @
              100............................      2,006
    550     Housing Finance Agency, Mortgage
              Revenue, Series B, AMT, 4.65%,
              9/1/20, Callable 9/1/08 @ 101,
              GNMA...........................        558
  1,550     Housing Finance Agency, Mortgage
              Revenue, Series A-2, AMT,
              6.38%, 3/1/25, Callable 9/1/04
              @ 102, GNMA....................      1,583
  1,050     Lucas County Port Authority,
              Development Revenue, Series E,
              AMT, 6.10%, 11/15/10...........      1,038
    615     Lucas County Port Authority,
              Development Revenue, Series F,
              AMT, 6.00%, 11/15/07...........        654
  1,065     Lucas County, Mortgage Revenue,
              Swan Creek Apartments Project,
              Series A, 5.95%, 12/20/21,
              Callable 12/20/10 @ 102,
              GNMA...........................      1,115

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  2,500     Montgomery County, Health Care
              Facilities Revenue, Mary Scott
              Project, Series A, 6.55%,
              9/20/32, Callable 9/1/11 @ 101,
              GNMA...........................      2,687
  4,500     Montgomery County, Hospital
              Revenue, Kettering Medical
              Center, 5.63%, 4/1/16, Callable
              4/1/06 @ 102, MBIA.............      4,810
  2,535     Ohio Capital Corp., Housing
              Mortgage Revenue, Fish Creek
              Plaza, Series A, 6.00%, 8/1/24,
              Callable 8/1/04 @ 100..........      2,536
  3,665     Ohio Housing Finance Agency,
              Mortgage Revenue, 4.63%,
              9/1/31, Callable 1/1/11 @ 100,
              GNMA...........................      3,753
  1,000     State Air Quality Development
              Authority, PCR, Cleveland
              Electric, Series B, 3.75%,
              10/1/30,
              Mandatory Put 10/1/08 @ 100....        997
  4,125     State Building Authority, State
              Facilities Juvenile Correction
              Revenue, Series B, 5.25%,
              10/1/12, Callable 4/1/09 @
              101............................      4,477
    750     State Water Development
              Authority, PCR, Toledo Edison
              Co., Series A, 2.20%, 4/1/24,
              Mandatory Put 10/1/04 @ 100....        750
  1,000     State, Mortgage Revenue, 6.20%,
              8/1/17, Callable 8/1/06 @ 102,
              FHA............................      1,056
  1,090     Toledo, Lucas County Port
              Authority, Development Revenue,
              Northwest Ohio Bond Fund,
              Series C, AMT, 4.35%,
              11/15/07.......................      1,113
    500     Toledo, Lucas County Port
              Authority, Development Revenue,
              Northwest Ohio Bond Fund,
              Series D, AMT, 6.00%,
              5/15/11........................        520
    925     Toledo, Lucas County Port
              Authority, Development Revenue,
              Northwest Ohio Bond Fund,
              Series C, AMT, 6.00%,
              5/15/11........................        973
  1,590     Toledo, Lucas County Port
              Authority, Development Revenue,
              Northwest Ohio Bond Fund,
              Series C, AMT, 5.35%,
              11/15/12.......................      1,625
                                               ---------
                                                  56,518
                                               ---------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 60

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
 Oklahoma (0.8%):
  2,025     Broken Arrow Public Golf
              Authorization, Recreational
              Facilities Revenue, 7.25%,
              8/1/20, Callable 8/1/05 @ 105,
              LOC: Radian....................      2,168
  2,695     Canadian County Home Finance
              Authority, Single Family
              Mortgage Revenue, Series A,
              6.70%, 9/1/32, Callable 9/1/10
              @ 104, GNMA....................      2,855
    592     Canadian County Partners Trust,
              5.10%, 8/1/23..................        610
  3,000     Oklahoma County Finance
              Authority, AMT, 1.35%, 9/20/42,
              Mandatory Put 12/15/04 @ 100...      2,998
                                               ---------
                                                   8,631
                                               ---------
Oregon (1.8%):
  2,215     Clackamas County, School District
              #62, Oregon City, GO, Series C,
              5.50%, 6/15/10.................      2,460
  2,395     Clackamas County, School District
              #62, Oregon City, GO, Series C,
              6.00%, 6/15/11, Callable
              6/15/10 @ 100..................      2,732
  3,520     Clackamas County, School District
              #62, Oregon City, GO, Series C,
              6.00%, 6/15/12, Callable
              6/15/10 @ 100..................      4,015
  3,920     Clackamas County, School District
              #62, Oregon City, GO, Series C,
              6.00%, 6/15/13, Callable
              6/15/10 @ 100..................      4,471
  2,220     Keizer Urban Renewal Agency,
              North River Economic, Revenue,
              Series A, 5.00%, 12/1/12.......      2,355
  2,555     State Facilities Authority,
              Multi-Family Revenue, Cascadian
              Terrace Apartments A, 5.10%,
              11/1/32, Callable 11/1/12 @
              100, LOC: Bank of the West.....      2,586
                                               ---------
                                                  18,619
                                               ---------
Pennsylvania (1.6%):
  1,450     Chester Redevelopment Finance
              Corp., 6.88%, 5/1/24, FNMA.....      1,490

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Pennsylvania, continued:
  2,900     Economic Development Financing
              Authority, Revenue, 30th Street
              Station Garage Project, AMT,
              5.00%, 6/1/13, Callable 6/1/12
              @ 102, ACA.....................      2,952
  1,280     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              47, AMT, 6.75%, 10/1/08........      1,356
  1,365     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              47, AMT, 6.75%, 10/1/09........      1,452
  1,455     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              47, AMT, 6.75%, 10/1/10........      1,549
    380     Philadelphia Authority for
              Industrial Development, Senior
              Living Revenue, Arbor House,
              Inc. Project, Series E, 4.70%,
              7/1/13.........................        369
    330     Philadelphia Authority for
              Industrial Development, Senior
              Living Revenue, Rieder House
              Project, Series A, Living,
              Revenue, 4.70%, 7/1/13.........        320
    310     Philadelphia Authority for
              Industrial Development, Senior
              Living Revenue, Saligman House
              Project, Series C, 4.70%,
              7/1/13.........................        301
  1,895     Philadelphia Municipal Authority,
              Revenue, 5.25%, 11/15/10,
              FSA............................      2,078
  1,700     Philadelphia, GO, Series A,
              5.00%, 2/15/12.................      1,828
  2,500     State Higher Education Facilities
              Authority, Health Services
              Revenue, 5.70%, 11/15/11.......      2,720
                                               ---------
                                                  16,415
                                               ---------
Puerto Rico (2.1%):
 10,000     Commonwealth Public Improvement,
              Series C, GO, 5.00%, 7/1/18,
              Mandatory Put 7/1/08 @ 100,
              LOC: Radian....................     10,664
 10,000     Municipal Finance Agency, GO,
              5.75%, 8/1/12, Callable 8/1/09
              @ 101..........................     11,179
                                               ---------
                                                  21,843
                                               ---------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
 South Carolina (0.4%):
  4,000     Jobs Economic Development
              Authority, Economic Development
              Revenue, AMT, 3.25%, 4/1/34,
              Mandatory Put 4/1/07 @ 100.....      3,959
    225     Resource Authority, Local
              Government Program Revenue,
              Series A, 7.25%, 6/1/20,
              Callable 6/1/04 @ 100..........        226
                                               ---------
                                                   4,185
                                               ---------
South Dakota (0.4%):
  1,550     Housing Development Authority,
              Homeownership Mortgage, Series
              D, 4.80%, 5/1/11...............      1,624
  1,950     Housing Development Authority,
              Homeownership Mortgage, Series
              D, 4.90%, 5/1/12, Callable
              11/1/11 @ 100..................      2,041
                                               ---------
                                                   3,665
                                               ---------
Tennessee (1.4%):
    910     Bristol, Industrial Development
              Board, Multi-Family Housing
              Revenue, Shelby Heights
              Apartments Project, Series 97,
              6.10%, 3/1/12, Callable 3/1/07
              @ 101..........................        943
  1,750     Housing Development Agency,
              Single Family Housing Revenue,
              Homeownership Program, Series
              3, AMT, 5.30%, 7/1/10, Callable
              1/1/09 @ 101...................      1,840
  1,620     Humphreys County, Industrial
              Development Board, Solid Waste
              Disposal Revenue, E.I. Dupont
              De Nemours & Co., AMT, 6.70%,
              5/1/24, Callable 5/1/04 @
              102............................      1,657
  3,425     Knox County Health Educational &
              Housing Board, Multi-Family
              Revenue, Eastowne Village
              Project, 4.90%, 6/1/31,
              Mandatory Put 6/1/11 @ 100,
              FNMA...........................      3,488
  3,000     Memphis, GO, General Improvement,
              5.25%, 4/1/15, Callable 4/1/08
              @ 101..........................      3,195
  1,100     Municipal Energy Acquisition
              Corp., Gas Revenue, 4.13%,
              3/1/09, FSA....................      1,147
  2,000     Tennergy Corp., Gas Revenue,
              5.00%, 6/1/09, MBIA............      2,156
                                               ---------
                                                  14,426
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Texas (6.2%):
  2,000     Brazos River Authority, PCR,
              Utilities Electric Co., Series
              B, AMT, 5.05%, 6/1/30,
              Mandatory Put 6/19/06 @ 100....      2,064
  4,000     El Paso, Independent School
              District, GO, 0.00%, 8/15/12,
              Callable 8/15/08 @ 80.49.......      2,699
    245     Fort Worth, Housing Finance
              Corp., Home Mortgage Revenue,
              Refunding, Series A, 8.50%,
              10/1/11, Callable 10/1/04 @
              100............................        247
    675     Galveston County, Housing Finance
              Corp., Single Family Mortgage
              Revenue, Series A, AMT, 6.20%,
              12/1/32, Callable 12/1/10 @
              104, GNMA/FNMA.................        710
    305     Galveston, Property Finance
              Authority, Single Family
              Mortgage Revenue, Series A,
              8.50%, 9/1/11, Callable 9/1/04
              @ 100..........................        307
  3,000     Gulf Coast Waste Disposal
              Authority, Revenue, Waste
              Management, Series A, 2.50%,
              5/1/28, Mandatory Put 5/1/05 @
              100............................      2,996
  4,885     Harris County, Hospital District
              Revenue, 5.75%, 2/15/11,
              Callable 8/15/10 @ 100, MBIA...      5,413
  3,345     Harris County, Sports Authority,
              Special Revenue, Series B,
              0.00%, 11/15/11, Callable
              11/15/08 @ 85.80...............      2,378
  4,950     Harris County, Sports Authority,
              Special Revenue, Series B,
              0.00%, 11/15/14, Callable
              11/15/08 @ 72.72...............      2,918
    945     Houston Housing Finance Corp.,
              Revenue, Sterlingshire
              Apartments, Series A-2, 4.25%,
              11/1/12........................        910
  2,365     Houston Housing Finance Corp.,
              Single Family Mortgage Revenue,
              Series B-2, 0.00%, 6/1/14,
              Callable 12/1/06 @ 58..........      1,111
  8,215     Houston, GO, Capital
              Appreciation, Certificates of
              Obligation, 0.00%, 9/1/10,
              Callable 9/1/04 @ 68.10........      5,722
  1,880     Keller, Independent School
              District, Capital Appreciation,
              GO, 0.00%, 8/15/09.............      1,561

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 62

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
  1,750     Keller, Independent School
              District, Capital Appreciation,
              GO, 0.00%, 8/15/10.............      1,382
  2,400     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Ranch
              View, Series 5, AMT, 6.00%,
              5/1/34, Mandatory Put 5/1/18 @
              100............................      2,555
  2,480     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership,
              Silverton, Series 4, AMT,
              6.00%, 5/1/34, Mandatory Put
              5/1/18 @ 100...................      2,640
  2,480     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Bent
              Tree, Series 3, AMT, 6.00%,
              5/1/34, Mandatory Put 5/1/18 @
              100............................      2,640
  2,030     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Beneficial Ownership, Park Row,
              Series 14, AMT, 5.75%, 11/1/34,
              Mandatory Put 11/1/14 @ 100....      2,165
  2,540     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Millstone Apartments, Series 7,
              5.85%, 5/1/35, Callable 6/1/12
              @ 100..........................      2,582
  1,520     Multi-Family Housing Revenue,
              Bond Pass Thru Certificates,
              Grand Reserve Apartments,
              Series 8, 5.95%, 11/1/35,
              Callable 12/1/12 @ 100.........      1,543
  2,000     San Antonio Electric & Gas,
              Revenue, 5.00%, 2/1/10.........      2,160
  1,555     Southeast Housing Finance Corp.,
              Residual Revenue, Series A,
              0.00%, 11/1/14, Prerefunded
              5/1/05 @ 56.09, ETM............        860
  2,040     Southeast Housing Finance Corp.,
              Residual Revenue, Series A,
              0.00%, 9/1/17, Callable 3/1/10
              @ 68.57........................      1,005
  4,000     State, GO, 11.05%, 9/30/11.......      5,202
  2,750     State Affordable Housing Corp.,
              Single Family Mortgage Revenue,
              Teachers Home Loan Program,
              6.20%, 3/1/32, Callable 9/1/12
              @ 104.50, GNMA/ FNMA*..........      2,930

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Texas, continued:
  1,965     State Affordable Housing Corp.,
              Single Family Mortgage Revenue,
              Series 02-1, AMT, 7.10%,
              3/1/32, Callable 3/1/12 @ 105,
              GNMA/FNMA......................      2,099
  1,500     State Department Housing &
              Community Affairs, Multi-Family
              Housing Revenue, NHP Foundation
              -Asmara Project, Series A,
              6.30%, 1/1/16, Callable 1/1/07
              @ 102..........................      1,663
  1,945     Tyler, Health Facilities
              Development Corp., Hospital
              Revenue, East Texas Center,
              Series D, 5.38%, 11/1/27,
              Callable 2/16/09 @ 102, FSA....      1,968
                                               ---------
                                                  62,430
                                               ---------
Utah (0.3%):
  2,530     Intermountain Power Agency, Power
              Supply Revenue, Series B,
              5.00%, 7/1/16, Callable 7/1/04
              @ 100, ETM.....................      2,537
    750     State Housing Corp., Single
              Family Mortgage Revenue, Series
              G, Class I, AMT, 3.10%,
              7/1/08.........................        741
    295     State Housing Finance Agency,
              Single Family Mortgage Revenue,
              Series F, 6.30%, 7/1/21,
              Callable 7/1/09 @ 101.50.......        300
                                               ---------
                                                   3,578
                                               ---------
Virginia (0.8%):
  1,965     Multi-Family Housing Revenue,
              IDA, Bond Pass Thru
              Certificates, Beneficial
              Ownership, Woodward Gables,
              Series 16, AMT, 5.60%, 11/1/34,
              Callable 12/1/11 @ 100.........      1,995
  3,690     Suffolk, Redevelopment & Housing
              Authority, Multi-Family Housing
              Revenue, Oxford Apartments
              Project, 6.10%, 4/1/26,
              Callable 10/1/08 @ 101.........      3,350
  3,500     Suffolk, Redevelopment & Housing
              Authority, Multi-Family Housing
              Revenue, Oxford Apartments
              Project, 6.25%, 10/1/33,
              Callable 10/1/08 @ 101.........      3,178
                                               ---------
                                                   8,523
                                               ---------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
 Washington (6.3%):
  2,000     Chelan Public Utilities, Revenue,
              Series D, AMT, 6.35%, 7/1/28,
              Callable 7/1/07 @ 102, MBIA....      2,202
  3,000     Energy Northwest Electric,
              Revenue, Refunding Project #1,
              Series A, 5.50%, 7/1/12,
              Callable 7/1/11 @101, FSA......      3,326
 10,675     Energy Northwest Electric,
              Revenue, Refunding Project #3,
              Series B, 5.50%, 7/1/18,
              Callable 7/1/10 @ 100, MBIA....     11,469
  2,000     King County, School District
              #411, Issaquah, GO, 6.25%,
              12/1/12, Callable 6/1/10 @
              100............................      2,278
  1,500     King County, School District
              #411, Issaquah, GO, 6.25%,
              12/1/13, Callable 6/1/10 @
              100............................      1,708
  1,650     Klickitat County, Public Utility
              District #1, Electric Revenue,
              Series B, 5.25%, 12/1/13,
              Callable 12/1/11 @ 100,
              AMBAC..........................      1,791
  5,345     Port Seattle Drivers, Series 391,
              GO, 7.74%, 5/1/08, FSA.........      6,103
  1,700     Quinault Indian Nation, Revenue,
              5.85%, 12/1/12, Callable
              12/1/04 @ 100, ACA.............      1,702
  6,390     Quinault Indian Nation, Revenue,
              5.80%, 12/1/15, Callable
              12/1/09 @ 100, ACA.............      6,621
  1,235     Spokane Referendum, GO, 5.00%,
              6/1/10.........................      1,336
  1,585     Spokane Referendum, GO, 5.00%,
              6/1/12.........................      1,712
  2,315     State Housing Finance Community,
              Multi-Family Housing Revenue,
              AMT, 7.00%, 1/1/26, Callable
              1/1/11 @ 105, GNMA.............      2,475
  2,500     State Public Power Supply System,
              Nuclear Project #1, Revenue,
              9.67%, 7/1/11, FSA.............      3,127
  1,720     State Public Power Supply System,
              Nuclear Project #1, Revenue,
              Series B, 5.13%, 7/1/16,
              Callable 7/1/07 @ 102..........      1,805
  1,260     State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 0.00%, 7/1/07, ETM...      1,157
  2,500     State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 5.00%, 7/1/12,
              Callable 7/1/08 @ 102..........      2,636

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL BONDS, CONTINUED:
Washington, continued:
  4,500     State Public Power Supply System,
              Nuclear Project #2, Revenue,
              Series A, 6.30%, 7/1/12........      5,241
  3,400     State Public Power Supply System,
              Nuclear Project #3, Revenue,
              Series A, 5.50%, 7/1/07,
              Callable 7/1/06 @ 102, AMBAC...      3,646
  2,895     Tacoma Electric Systems, Revenue,
              5.63%, 1/1/16, Callable 1/1/09
              @ 101..........................      3,139
                                               ---------
                                                  63,474
                                               ---------
Wisconsin (0.3%):
  1,125     Appleton Waterworks, Revenue,
              4.00%, 1/1/08, FGIC............      1,167
  1,350     Badger Tobacco Asset
              Securitization Corp., 5.75%,
              6/1/11.........................      1,307
    910     Housing & Economic Development
              Authority, Home Ownership
              Revenue, Series E, AMT, 5.75%,
              9/1/27, Callable 7/1/10 @
              100............................        947
                                               ---------
                                                   3,421
                                               ---------
  Total Municipal Bonds                          892,227
                                               ---------
WEEKLY DEMAND NOTES (8.8%):
Alabama (0.9%):
  9,075     Housing Finance Agency, GO,
              1.35%, 10/1/34 *...............      9,075
                                               ---------
Arizona (0.6%):
  5,000     State University Revenue, Series
              II-R-174, 9.30%, 7/1/09,
              FSA*...........................      5,953
                                               ---------
Arkansas (0.4%):
  3,805     Yuma Industrial Development
              Authority, Multi-Family
              Revenue, 1.08%, 4/15/33,
              FNMA*..........................      3,805
                                               ---------
Colorado (1.2%):
  4,990     Denver City & County, Airport
              Revenue, Series A, AMT, 9.77%,
              5/15/09, Callable 11/15/11 @
              100, FSA*......................      5,608
  5,660     Douglas County, School District
              #1, Douglas & Elbert Counties,
              Series 163, GO, 9.33%,
              6/15/09*.......................      6,603
                                               ---------
                                                  12,211
                                               ---------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 64

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
 Illinois (0.3%):
  3,000     Development Finance Authority,
              PCR, Power Co. Project, 1.50%,
              3/1/17, AMBAC*.................      3,000
                                               ---------
Louisiana (0.6%):
  5,310     Lafayette Public Power Authority,
              Electric Revenue, Series II
              246-2, 8.79%, 11/1/10*.........      6,235
                                               ---------
New Jersey (0.9%):
  7,500     State Transportation Trust Fund
              Authority, Series II-R-149,
              9.24%, 12/15/08, AMBAC*........      8,832
                                               ---------
New York (0.5%):
  5,000     Tobacco Settlement Financing
              Corp., Revenue, Series
              II-R-233, 9.32%, 6/1/20,
              Callable 6/1/13 @ 100,
              AMBAC*.........................      5,349
                                               ---------
Oregon (0.6%):
  5,410     Washington, Multinomah & Yamhill
              Counties, School District #1J,
              Series 171, GO, 8.63%,
              6/1/14*........................      6,120
                                               ---------
Pennsylvania (1.7%):
  6,025     Allegheny County Hospital
              Development Authority, Revenue,
              UPMC-Health System, Series A,
              1.35%, 9/15/28*................      6,025
  2,275     Allegheny County Hospital
              Development Authority, Revenue,
              UPMC-Health System, Series A2,
              1.30%, 9/15/32*................      2,275
 10,000     Philadelphia School District,
              Series B4, GO, 1.13%, 9/1/30,
              FGIC*..........................     10,000
                                               ---------
                                                  18,300
                                               ---------
Puerto Rico (0.4%):
  3,460     Children's Trust Fund, Tobacco
              Settlement Revenue, Series 149,
              10.12%, 7/1/08*................      4,292
                                               ---------
Washington (0.7%):
  5,960     State, GO, Series II-R-228,
              10.06%, 7/1/16, Callable 7/1/10
              @ 100, FGIC*...................      7,074
                                               ---------
  Total Weekly Demand Notes                       90,246
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MONTHLY DEMAND NOTES (2.7%):
California (1.0%):
  3,300     Statewide Community Development
              Authority, Revenue,
              Certificates of Participation,
              9.35%, 11/1/15, Callable
              11/1/04 @ 102*.................      3,374
  7,000     Statewide Community Development
              Authority, Revenue,
              Certificates of Participation,
              3.74%, 12/1/28, ACA*...........      7,000
                                               ---------
                                                  10,374
                                               ---------
Florida (1.2%):
  2,950     Brevard County Health Authority,
              Revenue, 3.74%, 12/1/28,
              ACA*...........................      2,950
  4,300     Educational Loan Marketing Corp.,
              Series A, 1.30%, 12/1/18 *.....      4,300
  5,000     Volusia County, Industrial
              Development Authority, Revenue,
              3.74%, 12/1/28, ACA*...........      5,000
                                               ---------
                                                  12,250
                                               ---------
Pennsylvania (0.5%):
  5,000     Philadelphia School District,
              Series B9, GO, 1.35%, 9/1/21,
              FGIC*..........................      5,000
                                               ---------
  Total Monthly Demand Notes                      27,624
                                               ---------
INVESTMENT COMPANIES (1.6%):
    436     Blackrock Investment Quality
              Municipal Fund.................      5,966
      0     Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund...........................          0
    776     Nuveen Premium Income Municipal
              Fund...........................     10,210
                                               ---------
  Total Investment Companies                      16,176
                                               ---------
Total (Cost $1,019,075) (a)                    1,026,273
                                               =========

------------
Percentages indicated are based on net assets of $1,026,564.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MUNICIPAL INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 25,985
                   Unrealized depreciation......................   (18,787)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $  7,198
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(c) Defaulted security.

 * Variable rate securities having liquidity sources through bank letters of credit or other cards and/or liquidity agreements. The interest rate, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 66

ONE GROUP ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 MUNICIPAL BONDS (98.2%):
Arizona (98.2%):
  1,000     Arizona State University, Revenue,
              6.90%, 7/1/04, AMBAC............    1,000
  1,665     Casa Grande, Excise Tax Revenue,
              5.00%, 4/1/19, Callable 4/1/14 @
              100, AMBAC......................    1,728
  3,000     Central Arizona Water Conservation
              District, Contract Revenue,
              Central Arizona Project, Series
              A, 5.40%, 11/1/06...............    3,211
  2,475     Central Arizona Water Conservation
              District, Contract Revenue,
              Central Arizona Project, 4.75%,
              11/1/07, Callable 5/1/05 @ 102,
              MBIA............................    2,531
  5,000     Chandler, Capital Appreciation,
              GO, 0.00%, 7/1/07, FGIC.........    4,594
  1,000     Chandler, GO, 4.75%, 7/1/11, FSA..    1,072
  2,400     Coconino County, Unified School
              District #1, Flagstaff, GO,
              5.50%, 7/1/08, Callable 7/1/05 @
              101, AMBAC......................    2,511
  2,630     Department Of Administration,
              Participation Certificate,
              5.00%, 11/1/11, FSA.............    2,851
  1,235     Greater Arizona Development
              Authority, Infrastructure
              Revenue, Series A, 5.60%,
              8/1/17, Callable 8/1/08 @ 102,
              MBIA............................    1,350
    500     Maricopa County, IDA, Hospital
              Facility Revenue, St. Joseph's
              Hospital & Medical Centers
              Project, 6.20%, 11/1/11, ETM....      500
  2,950     Maricopa County, IDA, Single
              Family Mortgage Revenue, Capital
              Appreciation, Series 83A, 0.00%,
              12/31/14, ETM...................    1,834
  1,000     Maricopa County, School District
              #1, Phoenix Elementary, GO,
              5.50%, 7/1/10, Prerefunded
              7/1/07 @ 101, MBIA..............    1,093
    480     Maricopa County, School District
              #11, Peoria University, GO,
              4.75%, 7/1/14, Prerefunded
              7/1/11 @ 100, FGIC..............      513
  1,020     Maricopa County, School District
              #11, Peoria University, GO,
              4.75%, 7/1/14, Callable 7/1/11 @
              100, FGIC.......................    1,061

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
  1,720     Maricopa County, School District
              #11, Peoria, Projects of 1996,
              Series D, GO, 5.25%, 7/1/13,
              Prerefunded 7/1/09 @ 101,
              FGIC............................    1,899
  2,000     Maricopa County, School District
              #28, Kyrene Elementary, Capital
              Appreciation, Series C, GO,
              0.00%, 1/1/11, FGIC.............    1,545
  1,000     Maricopa County, School District
              #3, Tempe Elementary, Project of
              1997, Series E, GO, 5.40%,
              7/1/13, Callable 7/1/09 @ 101,
              FGIC............................    1,094
  1,215     Maricopa County, School District
              #38, Madison Elementary, GO,
              5.80%, 7/1/15, Prerefunded
              7/1/06 @ 101, MBIA..............    1,313
  1,225     Maricopa County, School District
              #4, GO, 5.00%, 7/1/11, FSA......    1,332
  3,100     Maricopa County, School District
              #69, Paradise Valley, GO, 5.80%,
              7/1/09, AMBAC...................    3,465
  1,000     Maricopa County, School District
              #69, Paradise Valley, GO, 6.35%,
              7/1/10, MBIA....................    1,157
  1,000     Maricopa County, School District
              #69, Paradise Valley, GO, Series
              A, 5.25%, 7/1/14, FGIC..........    1,100
  1,090     Mesa, GO, 5.38%, 7/1/14...........    1,210
  2,000     Mesa, GO, 5.75%, 7/1/14,..........    2,237
            Prerefunded 7/1/09 @ 100, FGIC
  3,000     Mesa, IDA, Revenue, Series A,
              5.63%, 1/1/29, MBIA.............    3,103
  1,000     Mesa, Street & Highway Revenue,
              5.00%, 7/1/12...................    1,085
  2,250     Mesa, Street & Highway Revenue,
              Series A, 5.30%, 7/1/17,
              Prerefunded 7/1/09 @ 100, FSA...    2,471
  1,000     Mesa, Utility System Revenue,
              5.38%, 7/1/12, Prerefunded
              7/1/05 @ 101, FGIC..............    1,047
  1,205     Mohave County, Elementary School
              District #16, GO, 5.25%, 7/1/09,
              Callable 7/1/07 @ 100, MBIA.....    1,298
  2,050     Navajo County, School District
              #10, Series A, GO, 5.13%,
              7/1/12, Prerefunded 7/1/07 @
              101, FGIC.......................    2,219

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
  1,000     Oro Valley Municipal Property
              Corp., Municipal Water System
              Revenue, Canada Hills, 5.45%,
              7/1/14, Prerefunded 7/1/08 @
              101, MBIA.......................    1,104
    850     Peoria, GO, 5.40%, 4/1/14, FGIC...      922
  1,000     Peoria, GO, 5.00%, 4/1/20,
              Callable 4/1/09 @ 100, FGIC.....    1,027
  1,000     Phoenix, Civic Improvement Corp.,
              Excise Tax Revenue, Series B,
              5.75%, 7/1/11, Callable 7/1/10 @
              101.............................    1,120
  2,000     Phoenix, Civic Improvement Corp.,
              Excise Tax Revenue, Airport
              Improvements, Series B, 6.00%,
              7/1/08, Callable 7/1/05 @ 101...    2,047
  1,000     Phoenix, GO, Series A, 5.40%,
              7/1/07..........................    1,081
  2,000     Phoenix, GO, 5.88%, 7/1/17,
              Prerefunded 7/1/10 @ 100........    2,245
    345     Phoenix, IDA, Single Family
              Mortgage Revenue, Series A, AMT,
              5.35%, 6/1/20, Callable 12/1/07
              @ 101.50, GNMA/FNMA/ FHLMC......      350
  2,000     Phoenix, Street & Highway User
              Revenue, 6.50%, 7/1/09, ETM.....    2,237
  2,500     Phoenix, Street & Highway User
              Revenue, Capital Appreciation,
              Series A, 0.00%, 7/1/12, FGIC...    1,792
  1,500     Pima County, IDA, Health Partners,
              Revenue, Series A, 5.30%,
              4/1/07, MBIA....................    1,605
    405     Pima County, IDA, Single Family
              Mortgage Revenue, Series A,
              6.40%, 8/1/11, Callable 8/1/05 @
              102.............................      409
     50     Pima County, IDA, Single Family
              Mortgage Revenue, Series A,
              7.63%, 2/1/12, Callable 2/1/05 @
              100, FHA........................       50
    245     Pima County, IDA, Single Family
              Mortgage Revenue, Series B, AMT,
              6.95%, 11/1/23, Callable 5/1/07
              @ 103.38, GNMA/ FNMA/FHLMC......      248
  2,000     Pima County, Unified School
              District #1, Tucson, GO, 5.38%,
              7/1/09, FGIC....................    2,202
  1,560     Pima County, University School
              District #12, Sunnyside, GO,
              5.00%, 7/1/14, FSA..............    1,682

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
  2,015     Salt River Project, Agriculture
              Improvement & Power District,
              Electric Systems Revenue, Series
              A, 6.00%, 1/1/07................    2,185
  1,000     Santa Cruz County, IDA, Citizens
              Utility Co., Revenue, 4.75%,
              8/1/20, Putable 8/1/07 @ 100....      970
  3,000     School Facilities Board,
              Certificates of Participation,
              Series A, 5.25%, 9/1/17,
              Callable 3/1/13 @ 100, MBIA.....    3,199
  1,500     School Facilities Board,
              Certificates of Participation,
              Series A, 5.00%, 9/1/12, MBIA...    1,625
  1,000     School Facilities Board, Revenue,
              State School Improvement, 5.00%,
              7/1/11..........................    1,090
  2,850     School Facilities Board, Revenue,
              State School Improvement, 5.25%,
              7/1/14, Callable 7/1/12 @ 100...    3,093
  1,000     Scottsdale, GO, 5.25%, 7/1/06.....    1,062
  2,000     Scottsdale, GO, 5.25%, 7/1/18,
              Callable 7/1/11 @ 101...........    2,157
  2,500     Scottsdale, IDA, Hospital Revenue,
              Scottsdale Memorial Hospitals,
              Series A, 6.13%, 9/1/17,
              Callable 9/1/07 @ 102, AMBAC....    2,765
  2,000     Scottsdale, Preservation, GO,
              5.75%, 7/1/18, Prerefunded
              7/1/09 @ 100....................    2,237
  1,065     Scottsdale, Street & Highway User
              Revenue, 5.50%, 7/1/07..........    1,154
  1,000     Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical
              Center, Series A, 5.13%,
              12/1/07, ACA....................    1,051
  1,000     Show Low, IDA, Hospital Revenue,
              Navapache Regional Medical
              Center, Series A, 5.50%,
              12/1/17, Callable 12/1/07 @ 100,
              ACA.............................    1,016
  1,000     State Municipal Financing Program,
              Certificates of Participation,
              Series 20, 7.70%, 8/1/10, BIG...    1,187
  1,720     State Power Authority, Resource
              Revenue, Hoover Uprating
              Project, 5.00%, 10/1/10.........    1,866

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 68

ONE GROUP ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
  2,500     State Power Authority, Resource
              Revenue, Hoover Uprating
              Project, 5.25%, 10/1/17.........    2,708
    500     State Transportation Board,
              Highway Revenue, 6.00%, 7/1/10,
              Callable 7/1/09 @ 100...........      559
  2,000     State Transportation Board,
              Highway Revenue, Series A,
              5.25%, 7/1/17, Callable 7/1/12
              @102............................    2,162
  3,000     State Transportation Board,
              Highway Revenue, Series B,
              5.25%, 7/1/18, Callable 7/1/12 @
              100.............................    3,185
  1,500     State University Revenue, 5.25%,
              7/1/12, FSA.....................    1,655
  1,030     Student Loan Acquisition
              Authority, Revenue, Series A-1,
              AMT, 5.40%, 5/1/10, Callable
              11/1/09 @ 102, GSL..............    1,104
  1,000     Student Loan Acquisition
              Authority, Revenue, Series A-1,
              AMT, 5.88%, 5/1/18, Callable
              11/1/09 @ 102, GSL..............    1,063
  2,500     Surprise Municipal Property Corp.,
              Revenue, 5.70%, 7/1/20,
              Prerefunded 7/1/09 @ 101, FGIC..    2,812
    970     Tempe, Excise Tax Revenue, Series
              A, 5.63%, 7/1/20, Callable
              7/1/09 @ 100....................    1,039
  3,000     Tempe, Unified School District
              #213, Project of 1998, Series B,
              GO, 5.13%, 7/1/14, Prerefunded
              7/1/09 @ 101, FGIC..............    3,296
  1,000     Tucson, Airport Authority,
              Revenue, 5.00%, 6/1/12, FSA.....    1,078
  2,000     Tucson, GO, 5.00%, 7/1/11.........    2,174
  1,725     Tucson, Street & Highway User
              Revenue, Series 94-E, 5.50%,
              7/1/15, Callable 7/1/10 @ 100,
              FGIC............................    1,872
    700     University Foundation,
              Certificates of Participation,
              Series 8, 4.90%, 8/1/09, MBIA...      753
    500     University of Arizona,
              Certificates of Participation,
              5.50%, 6/1/14, Callable 6/1/11 @
              100, AMBAC......................      548
  1,700     University of Arizona,
              Certificates of Participation,
              Series A, 5.50%, 6/1/17,
              Callable 6/1/12 @ 100...........    1,845

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Arizona, continued:
  2,000     Water Infrastructure Finance
              Authority, Water Quality
              Revenue, Series A, 5.75%,
              10/1/11, Callable 10/1/09 @
              101.............................    2,229
    750     Water Infrastructure Finance
              Authority, Water Quality
              Revenue, Series A, 5.38%,
              10/1/12, Prerefunded 10/1/11 @
              100.............................      835
  1,110     Water Infrastructure Finance
              Authority, Water Quality
              Revenue, Series A, 5.63%,
              10/1/14, Callable 10/1/09 @
              101.............................    1,230
  1,000     Water Infrastructure Finance
              Authority, Water Quality
              Revenue, Series A, 5.38%,
              10/1/15, Callable 10/1/09 @
              101.............................    1,079
  1,600     Water Infrastructure Finance
              Authority, Water Quality
              Revenue, Series A, 5.50%,
              10/1/16, Callable 10/1/09 @
              101.............................    1,737
  1,500     Water Infrastructure Finance
              Authority, Water Quality
              Revenue, Series A, 5.38%,
              10/1/18, Prerefunded 10/1/11 @
              100.............................    1,669
  1,100     Yavapai County, IDA, Hospital
              Facility Revenue, Yavapai
              Regional Medical Center, Series
              A, 5.13%, 12/1/13, Callable
              6/1/07 @ 102, FSA...............    1,164
  1,305     Yuma County, GO, Elementary School
              District #1, 5.25%, 7/1/10,
              Prerefunded 7/1/07 @ 101, MBIA..    1,417
  3,000     Yuma County, IDA, Multi-Family
              Revenue, Series A, AMT, 6.10%,
              9/20/34, Callable 9/20/09 @ 106,
              GNMA............................    3,007
  1,000     Yuma County, IDA, Hospital
              Revenue, Yuma Regional Medical
              Center, 5.50%, 8/1/09, Callable
              8/1/07 @ 102, MBIA..............    1,095
                                                -------
                                                143,517
                                                -------
  Total Municipal Bonds                         143,517
                                                -------
INVESTMENT COMPANIES (0.2%):
    304     Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund............................      304
                                                -------
  Total Investment Companies                        304
                                                -------
Total (Cost $136,406) (a)                       143,821
                                                =======

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP ARIZONA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

------------
Percentages indicated are based on net assets of $146,231.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $7,713
                   Unrealized depreciation......................    (298)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $7,415
                                                                  ======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 70

ONE GROUP KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 MUNICIPAL BONDS (97.8%):
Arizona (0.5%):
  1,000     Tucson & Pima County, Single
              Family Mortgage Revenue, 0.00%,
              12/1/14, ETM....................      624
                                                -------
California (2.9%):
  1,990     San Marcos, Public Facilities
              Authority, Revenue, 0.00%,
              3/1/14, ETM.....................    1,297
  1,715     San Marcos, Public Facilities
              Authority, Revenue, 0.00%,
              1/1/19, ETM.....................      830
  2,850     San Marcos, Public Facilities
              Authority, Revenue, 0.00%,
              9/1/19, ETM.....................    1,334
                                                -------
                                                  3,461
                                                -------
Colorado (1.3%):
  2,600     El Paso County, Single Family
              Mortgage Revenue, 0.00%, 9/1/15,
              ETM.............................    1,534
                                                -------
Kansas (1.3%):
  1,600     Kansas City, Single Family
              Mortgage Revenue, Series 83A,
              0.00%, 12/1/14, ETM.............      998
  1,000     Saline County, Single Family
              Mortgage Revenue, Series 83A,
              0.00%, 12/1/15, ETM.............      588
                                                -------
                                                  1,586
                                                -------
Kentucky (84.6%):
  2,300     Asset Liability Common General
              Fund, Revenue, Project Notes,
              First Series, 5.00%, 2/1/07,
              MBIA............................    2,441
  1,500     Berea College, Utility Revenue,
              AMT, 5.90%, 6/1/17, Callable
              6/1/07 @ 102....................    1,583
  1,205     Boone & Florence Counties, Water
              Supply System Revenue, 4.00%,
              12/1/08, FGIC...................    1,248
  1,740     Boone County, School District
              Finance Corp., School Building
              Revenue, 5.38%, 8/1/17, Callable
              8/1/10 @ 101....................    1,867
  1,000     Boone County, School District
              Finance Corp., School Building
              Revenue, 5.38%, 8/1/20, Callable
              8/1/10 @ 101....................    1,053
  1,010     Bowling Green, GO, 5.25%, 6/1/13,
              Callable 6/1/10 @ 101...........    1,090
    180     Campbell & Kenton Counties,
              Sanitation District #1,
              Sanitation District Revenue,
              7.13%, 8/1/05, ETM..............      183
  1,000     Carrollton & Henderson Counties,
              Public Energy Authority, Gas
              Revenue, Series A, 5.00%,
              1/1/09, FSA.....................    1,074

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
  1,225     Christian County, Lease Revenue,
              5.10%, 8/1/13, Callable 11/1/10
              @ 101...........................    1,318
  1,100     Economic Development Finance
              Authority, Catholic Health
              Initiatives Revenue, 4.25%,
              9/1/09..........................    1,136
    425     Economic Development Finance
              Authority, Catholic Health
              Initiatives Revenue, 5.38%,
              12/1/11, Callable 6/1/08 @
              101.............................      450
  1,645     Fayette County, School Building
              Revenue, 5.50%, 6/1/19, Callable
              6/1/10 @ 101....................    1,769
  1,255     Fayette County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.35%,
              1/1/13, Callable 1/1/07 @ 102...    1,354
  1,200     Fayette County, School District
              Finance Corp., School Building
              Revenue, 5.25%, 9/1/13, Callable
              9/15/09 @ 101...................    1,296
  2,000     Fayette County, School District
              Finance Corp., School Building
              Revenue, 5.38%, 9/1/17, Callable
              9/15/09 @ 101...................    2,146
  1,000     Fayette County, School District
              Finance Corp., School Building
              Revenue, 5.50%, 9/1/18, Callable
              9/15/09 @ 101...................    1,081
    610     Greater Kentucky Housing
              Assistance Corp., Multi-Family
              Housing Revenue, Series A,
              5.90%, 2/1/14, FHA..............      611
  1,505     Hardin County, School District
              Finance Corp., School District
              Revenue, 5.50%, 2/1/14, Callable
              2/1/10 @ 101....................    1,645
    960     Hardin County, School District
              Finance Corp., School Building
              Revenue, 5.50%, 2/1/15, Callable
              2/1/10 @ 101....................    1,042
    200     Hardin County, Water District #1,
              Waterworks Revenue, 6.70%,
              9/1/05..........................      204
    745     Housing Corp., Revenue, Series D,
              5.80%, 7/1/13, Callable 7/1/06 @
              102, FHA/VA.....................      778
    270     Infrastructure Authority, Revenue,
              5.25%, 8/1/04...................      271
    325     Infrastructure Authority, Revenue,
              Unrefunded Government
              Agencies-E, 5.40%, 8/1/06.......      329

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
    320     Infrastructure Authority, Revenue,
              Unrefunded Government
              Agencies-E, 5.75%, 8/1/13.......      324
  1,000     Jefferson County, Capital Projects
              Revenue, Series A, 5.50%,
              4/1/10, Callable 4/1/06 @ 102,
              AMBAC...........................    1,077
  1,000     Jefferson County, Capital Projects
              Revenue, Series A, 5.50%,
              4/1/11, Callable 4/1/06 @ 102,
              AMBAC...........................    1,077
    500     Jefferson County, Capital
              Projects, First Mortgage
              Revenue, 6.38%, 12/1/07, ETM....      559
  1,250     Jefferson County, GO, 4.00%,
              4/1/10..........................    1,291
  1,825     Jefferson County, GO, Capital
              Appreciation, Series B, 0.00%,
              8/15/06, FSA....................    1,735
    930     Jefferson County, Health
              Facilities Revenue, Jewish
              Hospital Healthcare Services,
              Inc., 5.65%, 1/1/10, Callable
              1/1/07 @ 102....................      987
    400     Jefferson County, Hospital
              Revenue, Louisville Medical
              Center, 5.00%, 5/1/08...........      423
  1,430     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%,
              7/1/07, Callable 7/1/05 @ 102,
              MBIA............................    1,510
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%,
              1/1/10, Callable 7/1/09 @ 101...    1,092
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%,
              7/1/13, Callable 1/1/10 @ 101...    1,083
  1,490     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%,
              7/1/14, Callable 1/1/10 @ 101,
              FSA.............................    1,603
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.00%,
              4/1/18, Callable 4/1/11 @ 101,
              FSA.............................    1,040
  1,320     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series A, 5.25%,
              1/1/19, Callable 7/1/09 @ 101,
              FSA.............................    1,389

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
  1,000     Jefferson County, School District
              Finance Corp., School Building
              Revenue, Series B, 5.25%,
              6/1/17, Callable 7/1/09 @ 101,
              FSA.............................    1,064
  2,315     Junction City, College Revenue,
              Centre College Project, 5.70%,
              4/1/12, Prerefunded 4/1/07 @
              102.............................    2,553
  1,000     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              5.00%, 3/1/07, MBIA.............    1,054
  1,000     Kenton County, Airport Revenue,
              International, Series AR-A, AMT,
              5.00%, 3/1/08, MBIA.............    1,057
  2,115     Kenton County, Airport Revenue,
              Series C, AMT, 5.00%, 3/1/11,
              MBIA............................    2,225
  1,120     Lexington-Fayette County, Urban
              County Government, Series D, GO,
              5.00%, 12/1/09..................    1,215
    935     Lexington-Fayette County, Urban
              County Government, Governmental
              Project Revenue, University of
              Kentucky Alumni Association,
              Inc. Project, 6.50%, 11/1/07,
              Prerefunded 11/1/04 @ 102,
              MBIA............................      970
  1,000     Lexington-Fayette County, Urban
              County Government, Sewer System
              Revenue, Series A, 5.00%,
              7/1/17, Callable 7/1/11 @ 101...    1,044
  1,420     Louisville & Jefferson County,
              Airport Authority Revenue, AMT,
              6.00%, 7/1/10, Callable 7/1/07 @
              102, MBIA.......................    1,554
  1,500     Louisville & Jefferson County,
              Metropolitan Sewer District,
              Sewer Revenue, Series A, 5.50%,
              5/15/15, Callable 11/15/09 @
              101, FGIC.......................    1,639
  1,000     Louisville & Jefferson County,
              Regional Airport Authority,
              Airport System Revenue, Series
              A, 5.75%, 7/1/15, Callable
              7/1/11 @ 101, FSA...............    1,085
    825     Louisville & Jefferson County,
              Sewer & Drain System Revenue,
              6.40%, 5/15/08, Prerefunded
              11/15/04 @ 102, AMBAC...........      857
    300     Louisville Public Properties
              Corp., First Mortgage Revenue,
              6.00%, 4/1/05...................      303

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 72

ONE GROUP KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
  1,115     Louisville Waterworks Board, Water
              System Revenue, 5.00%,
              11/15/11........................    1,200
  1,000     Louisville Waterworks Board, Water
              System Revenue, 5.13%, 11/15/15,
              Callable 11/15/10 @ 100, FSA....    1,064
  1,000     McCracken County, Hospital
              Revenue, Mercy Health System,
              Series A, 6.20%, 11/1/05,
              Callable 11/1/04 @ 102, MBIA....    1,034
  2,090     McCracken County, Hospital
              Revenue, Mercy Health System,
              Series A, 6.40%, 11/1/07,
              Callable 11/1/04 @ 102, MBIA....    2,156
    240     Murray State University, Revenue,
              Series G, Second Series, 5.60%,
              5/1/06..........................      245
    460     Murray State University, Revenue,
              Series G, Second Series, 5.60%,
              5/1/07..........................      470
  1,260     Northern Kentucky University,
              5.00%, 12/1/09, AMBAC...........    1,363
  1,060     Oldham County, School District
              Financial, 5.00%, 5/1/16,
              Callable 5/1/14 @ 100, MBIA.....    1,120
    255     Richmond, Water, Gas & Sewer
              Revenue, Series B, 5.00%,
              7/1/14, Callable 7/1/08 @ 102,
              MBIA............................      269
    100     Richmond, Water, Gas & Sewer
              Revenue, Series A, 5.00%,
              7/1/14, Callable 7/1/08 @ 102,
              MBIA............................      106
  1,245     State Economic Development Finance
              Authority, Hospital Revenue,
              Southern Central Nursing Homes,
              6.00%, 1/1/27, Callable 1/1/08 @
              105, FHA........................    1,340
  1,000     State Property & Buildings,
              Commission Revenues, Project
              #56, 5.70%, 9/1/06, Callable
              9/1/04 @ 102....................    1,027
  1,000     State Property & Buildings,
              Commission Revenues, Project
              #59, 5.30%, 5/1/07, Callable
              11/1/05 @ 102...................    1,066
  2,000     State Property & Buildings,
              Commission Revenues, Project
              #74, 5.38%, 2/1/09, FSA.........    2,188
  1,000     State Property & Buildings,
              Commission Revenues, Project
              #59, 5.38%, 11/1/09, Callable
              11/1/05 @ 102...................    1,067

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
  1,000     State Property & Buildings,
              Commission Revenues, Project 69,
              Series D, 5.50%, 8/1/10, FSA....    1,112
  1,500     State Property & Buildings,
              Commission Revenues, Project
              #64, 6.00%, 2/1/11, Callable
              2/1/10 @ 100, FSA...............    1,703
  1,335     State Property & Buildings,
              Commission Revenues, Project
              #73, 5.25%, 11/1/12, Callable
              11/1/11 @ 100...................    1,456
  2,000     State Property & Buildings,
              Commission Revenues, Project
              #64, 5.75%, 5/1/14, Callable
              11/1/09 @ 100...................    2,245
  1,000     State Property & Buildings,
              Commission Revenues, Project
              #68, 5.75%, 10/1/15, Callable
              10/1/10 @ 100...................    1,130
  1,500     State Property & Buildings,
              Commission Revenues, Project
              #66, Series A, 5.60%, 5/1/16,
              Callable 5/1/10 @ 100, MBIA.....    1,676
  1,500     State Property & Buildings,
              Commission Revenues, Project
              #73, 5.13%, 9/1/16, Prerefunded
              9/1/10 @ 100....................    1,641
    715     State Property & Buildings,
              Commission Revenues, Project
              #65, 6.00%, 2/1/18, Prerefunded
              2/1/10 @ 100....................      812
  1,000     State Property & Buildings,
              Commission Revenues, Project
              #59, 5.10%, 11/1/18, Callable
              11/1/09 @ 100...................    1,091
  1,000     State Property & Buildings,
              Commission Revenues, Project #
              71, 5.50%, 8/1/12, MBIA.........    1,117
  1,395     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.40%,
              7/1/05, AMBAC...................    1,447
  3,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.50%,
              7/1/08, AMBAC...................    3,286

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Kentucky, continued:
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 6.50%,
              7/1/08, AMBAC...................    1,132
  2,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.50%,
              7/1/09, AMBAC...................    2,211
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 0.00%,
              1/1/10, FGIC....................      812
    665     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.63%,
              7/1/10, Callable 7/1/05 @ 102,
              AMBAC...........................      703
  1,935     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.63%,
              7/1/10, Prerefunded 7/1/05 @
              102, AMBAC......................    2,050
    125     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.75%,
              7/1/11, Callable 7/1/05 @ 102,
              AMBAC...........................      132
    375     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project, 5.75%,
              7/1/11, Prerefunded 7/1/05 @
              102, AMBAC......................      398
  1,000     State Turnpike Authority, Economic
              Development, Road Revenue,
              Revitalization Project Series A,
              5.50%, 7/1/11...................    1,116
    105     State Turnpike Authority, Resource
              Recovery Revenue, 6.13%,
              7/1/07..........................      111
    295     State Turnpike Authority, Resource
              Recovery Revenue, 6.63%, 7/1/08,
              ETM.............................      319
    115     State Turnpike Authority, Toll
              Road Revenue, 6.13%, 7/1/08,
              ETM.............................      123
                                                -------
                                                101,317
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana (3.3%):
    860     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              A-1, 6.65%, 6/1/15, Callable
              12/1/07 @ 104, GNMA/ FNMA.......      929
  4,300     New Orleans, Home Mortgage
              Authority, Single Family
              Mortgage Revenue, Series A,
              0.00%, 10/1/15, MBIA............    2,527
  1,000     Public Facilities Authority,
              Multi-Family Housing Revenue,
              Series B, 0.00%, 12/1/19, ETM...      455
                                                -------
                                                  3,911
                                                -------
Puerto Rico (2.5%):
  2,000     Commonwealth Highway &
              Transportation Authority,
              Transportation Revenue, Series
              A, 0.00%, 7/1/17, AMBAC.........    1,113
  1,000     Commonwealth Highway and
              Transportation Authority,
              Highway Revenue, Series AA,
              5.00%, 7/1/26, Callable 7/1/10,
              @ 100, FSA......................    1,072
  1,480     GO, Unlimited, 0.00%, 7/1/17,
              MBIA............................      823
                                                -------
                                                  3,008
                                                -------
Texas (1.4%):
  1,000     Central Housing Finance Corp.,
              Single Family Mortgage Revenue,
              Series A, 0.00%, 9/1/16, ETM....      561
  1,850     Port Arthur Housing Finance Corp.,
              Single Family Mortgage Revenue,
              0.00%, 3/1/15...................    1,123
                                                -------
                                                  1,684
                                                -------
  Total Municipal Bonds                         117,125
                                                -------
INVESTMENT COMPANIES (1.1%):
  1,323     Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund............................    1,323
     12     One Group Municipal Money Market
              Fund, Class I (b)...............       12
                                                -------
  Total Investment Companies                      1,335
                                                -------
Total (Cost $111,497) (a)                       118,460
                                                =======

------------
Percentages indicated are based on net assets of $119,745.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 74

ONE GROUP KENTUCKY MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $7,048
                   Unrealized depreciation......................     (85)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $6,963
                                                                  ======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 MUNICIPAL BONDS (98.9%):
Louisiana (98.3%):
  1,990     Alexandria Utilities, Revenue,
              4.00%, 5/1/07, AMBAC............    2,066
  1,230     Ascension Parish, Gravity Drain,
              Sales & Use Tax Revenue, 5.50%,
              12/1/08, Callable 12/1/06 @ 100,
              FGIC............................    1,315
    995     Ascension Parish, Sales & Use Tax
              Revenue, Sales Tax District #2,
              Series ST, 4.00%, 11/1/08,
              FSA.............................    1,034
  1,000     Calcasieu Parish Public
              Transportation Authority,
              Student Lease, Revenue, McNeese
              Student Housing Project, 5.38%,
              5/1/16, Callable 5/1/11 @ 101,
              MBIA............................    1,073
     10     East Baton Rouge Parish, Mortgage
              Finance Authority, Revenue,
              Series B, 5.30%, 10/1/14,
              GNMA............................       10
    500     East Baton Rouge Parish, Sales &
              Use Tax Revenue, 5.90%, 2/1/16,
              FGIC............................      520
  1,000     East Baton Rouge Parish, Public
              Improvements, Sales & Use Tax
              Revenue, Series A, 5.50%,
              2/1/11, FGIC....................    1,096
  1,595     East Baton Rouge Parish, Public
              Improvements, Sales & Use Tax
              Revenue, Series A, 5.50%,
              2/1/14, FGIC....................    1,743
  1,310     East Baton Rouge Parish, Sales &
              Use Tax Revenue, 5.50%, 2/1/15,
              FGIC............................    1,416
    500     East Baton Rouge Parish, Sales &
              Use Tax Revenue, Series ST,
              5.80%, 2/1/07, FGIC.............      520
    845     East Baton Rouge Parish, Sales &
              Use Tax Revenue, Series ST,
              5.80%, 2/1/08, FGIC.............      879
    910     East Baton Rouge Parish, Sales &
              Use Tax Revenue, Series ST,
              5.80%, 2/1/09, FGIC.............      947
  3,000     Government Facilities Revenue,
              5.25%, 12/1/18, AMBAC...........    3,226
    815     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B-2, AMT, 4.80%, 12/1/10,
              Callable 12/1/07 @ 101, GNMA/
              FNMA............................      836
    250     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              B, 6.00%, 6/1/15, GNMA/FNMA.....      260

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
    170     Housing Finance Agency, Single
              Family Mortgage Revenue, Series
              D-2, AMT, 6.10%, 12/1/11,
              Callable 12/1/06 @ 102, GNMA/
              FNMA............................      176
    150     Iberia Home Mortgage Authority,
              Single Family Mortgage Revenue,
              7.38%, 1/1/11, Callable 7/1/04 @
              102.............................      152
  1,000     Iberville Parish, Consolidated
              School District #5, GO, 5.00%,
              10/1/05, FSA....................    1,040
    300     Jefferson Parish, Hospital
              Services Revenue, District #1,
              5.10%, 1/1/05, FGIC.............      305
  2,000     Jefferson Parish, School Board
              Sales & Use Tax Revenue, 5.00%,
              2/1/08, MBIA....................    2,143
  1,495     Jefferson Parish, School Board
              Sales & Use Tax Revenue, 5.50%,
              3/1/09, AMBAC...................    1,646
  2,070     Jefferson Parish, School Board
              Sales & Use Tax Revenue, 0.00%,
              9/1/09, FSA.....................    1,717
  1,000     Lafayette Parish, Public
              Improvement Sales Tax Revenue,
              Series B, 5.35%, 3/1/13,
              Callable 3/1/09 @ 101.50,
              FGIC............................    1,088
  1,195     Lafayette Parish, Public
              Improvement Sales Tax Revenue,
              Series B, 5.45%, 3/1/14,
              Callable 3/1/09 @ 101.50,
              FGIC............................    1,302
  1,985     Lafayette Parish, Public
              Improvement Sales Tax Revenue,
              Series B, 5.60%, 3/1/17,
              Callable 3/1/09 @ 101.50,
              FGIC............................    2,167
    350     New Orleans, GO, 5.85%, 11/1/09,
              Prerefunded 11/1/05 @ 100,
              FGIC............................      369
  1,815     New Orleans, GO, 0.00%, 9/1/17,
              AMBAC...........................      948
    500     New Orleans, Home Mortgage, SO,
              6.25%, 1/15/11, ETM.............      566
  1,370     New Orleans, Sewer Service
              Revenue, 4.50%, 6/1/09, FGIC....    1,449
  1,000     New Orleans, Sewer Service
              Revenue, 5.38%, 6/1/14, Callable
              6/1/10 @ 101, FGIC..............    1,086
  1,000     New Orleans, Sewer Service
              Revenue, 5.00%, 6/1/18, Callable
              6/1/08 @ 101, MBIA..............    1,033

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 76

ONE GROUP LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
  1,220     Office Facilities Corp., Revenue,
              5.50%, 3/1/11, Callable 3/1/09 @
              101, MBIA.......................    1,339
    555     Orleans Parish School Board,
              Revenue, Public School Capital
              Refinancing, 6.00%, 6/1/09,
              MBIA............................      625
    250     Orleans Parish School District,
              GO, 5.30%, 9/1/10, Callable
              9/1/05 @ 100, MBIA..............      260
  1,000     Orleans Parish School District,
              GO, Series A, 5.13%, 9/1/15,
              Callable 3/1/08 @ 100, FGIC.....    1,051
  1,000     Ouachita Parish, Hospital Service
              District #1, Health Care
              Revenue, Glenwood Regional
              Medical Center, 5.70%, 5/15/16,
              Callable 5/15/10 @ 100, FSA.....    1,086
  1,675     Port New Orleans Board of
              Commercial Facilities, Revenue,
              5.63%, 4/1/14, Callable 4/1/11 @
              101, AMBAC......................    1,788
  1,000     Port New Orleans Board of
              Commercial Facilities, Revenue,
              5.50%, 4/1/10, AMBAC............    1,090
  1,475     Public Facilities Authority,
              Hospital Revenue, 5.50%, 7/1/12,
              FSA.............................    1,639
  7,000     Public Facilities Authority,
              Multi-Family Housing Revenue,
              Series B, 0.00%, 12/1/19, ETM...    3,182
  8,000     Public Facilities Authority,
              Multi-Family Revenue, Series A,
              0.00%, 2/1/20, ETM..............    3,601
     35     Public Facilities Authority,
              Revenue, Alton Ochsner Medical
              Foundation, 5.75%, 5/15/11,
              MBIA............................       39
  1,000     Public Facilities Authority,
              Revenue, Alton Ochsner Medical
              Foundation, Series A, 5.00%,
              5/15/08, MBIA...................    1,071
  2,495     Public Facilities Authority,
              Revenue, Department of Public
              Safety, 5.50%, 8/1/18, Callable
              8/1/11 @ 100, FSA...............    2,697
  1,000     Public Facilities Authority,
              Revenue, Dillard University,
              5.00%, 2/1/18, Callable 2/10/08
              @ 102, AMBAC....................    1,033
  2,025     Public Facilities Authority,
              Revenue, Loyola University,
              5.63%, 10/1/10, Callable 10/1/07
              @ 102, MBIA.....................    2,227
    350     Public Facilities Authority,
              Revenue, Pendelton Memorial
              Methodist Hospital, 5.00%,
              6/1/08..........................      372

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
    735     Public Facilities Authority,
              Revenue, Tulane University,
              5.55%, 10/1/07, Callable 10/1/06
              @ 102, AMBAC....................      803
  1,605     Public Facilities Authority,
              Revenue, Tulane University,
              5.75%, 10/1/09, Callable 10/1/06
              @ 102, AMBAC....................    1,759
    730     Public Facilities Authority,
              Revenue, Women's Hospital
              Foundation, 5.40%, 10/1/05,
              Callable 10/1/04 @ 102, FGIC....      751
  1,715     Public Facilities Authority,
              Revenue, Women's Hospital
              Foundation, 5.50%, 10/1/06,
              Callable 10/1/04 @ 102, FGIC....    1,762
    500     Public Facilities Authority,
              Revenue, Women's Hospital
              Foundation, 6.00%, 10/1/10,
              FSA.............................      565
  2,000     Public Facilities Authority,
              Revenue, Xavier University of
              Louisiana, 5.13%, 9/1/12,
              Callable 9/1/07 @ 102, MBIA.....    2,151
  1,000     Regional Transportation Authority,
              Certificates of Participation,
              5.00%, 5/1/10, MBIA.............    1,083
  1,000     Shreveport, Certificates of
              Indebtedness, Revenue, Series A,
              5.50%, 10/1/12, AMBAC...........    1,103
  1,000     Shreveport, Certificates of
              Indebtedness, Revenue, Series A,
              5.00%, 10/1/16, AMBAC...........    1,047
  1,000     Shreveport, Certificates of
              Indebtedness, Revenue, Series A,
              5.25%, 10/1/10, AMBAC...........    1,096
  1,000     South Port Community, Port
              Revenue, Cargill, Inc. Project,
              5.85%, 4/1/17, Callable 4/1/07 @
              102.............................    1,047
  1,000     St. Charles Parish, Public
              Improvements, Sales Tax Revenue,
              4.25%, 11/1/09, MBIA............    1,046
  1,215     St. Charles Parish, School
              District #1, GO, 5.00%, 3/1/09,
              FGIC............................    1,311
  1,225     St. Tammany Parish, Public Trust
              Finance Authority Revenue,
              Christwood Project, 5.25%,
              11/15/08........................    1,237

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
  1,680     St. Tammany Parish, School
              District #12, GO, 4.00%, 4/1/08,
              FSA.............................    1,744
    485     St. Tammany Parish, School
              District #12, 5.00%, 3/1/15.....      519
  1,000     St. Tammany Parish, School
              District #12, GO, 4.00%, 4/1/09,
              FSA.............................    1,036
  1,000     Stadium & Exposition District
              Revenue, 5.25%, 7/1/16, Callable
              7/1/09 @ 102, FGIC..............    1,069
  1,665     Stadium & Exposition District,
              Hotel Occupancy Tax & Stadium
              Revenue, Series A, 5.65%,
              7/1/07, Callable 7/1/04 @ 102,
              FGIC............................    1,699
  1,500     State Energy & Power Authority,
              Power Project Revenue, 5.50%,
              1/1/10, FSA.....................    1,659
  1,500     State Energy & Power Authority,
              Power Project Revenue, 5.75%,
              1/1/13, FSA.....................    1,697
  1,300     State Military Department, 5.25%,
              12/1/18.........................    1,329
    500     State Miscellaneous Taxes, GO,
              Refunding, Series A, 5.70%,
              8/1/08, MBIA....................      552
  2,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.50%,
              3/1/13, Callable 3/1/09 @ 101,
              MBIA............................    2,194
  2,055     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, 5.50%, 5/1/15, Callable
              5/1/11 @ 101, AMBAC.............    2,232
  1,650     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.13%,
              3/1/16, Callable 3/1/09 @ 101,
              MBIA............................    1,743
  1,000     State Office Facilities, Corporate
              Lease Revenue, Capitol Complex
              Project, Series A, 5.38%,
              3/1/19, Callable 3/1/09 @ 101,
              MBIA............................    1,065
  1,000     State Offshore Terminal Authority,
              Deepwater Port Revenue, 4.38%,
              10/1/20, Putable 6/1/07 @ 100...    1,035
  1,580     State University, Agricultural &
              Mechanical College, Revenue,
              6.00%, 7/1/07, Callable 7/1/06 @
              102, MBIA.......................    1,721
  1,120     State University, Agricultural &
              Mechanical College, Revenue,
              5.50%, 7/1/13, Callable 7/1/06 @
              102, MBIA.......................    1,208

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Louisiana, continued:
    400     State, GO, 5.38%, 8/1/05, MBIA....      416
  2,000     State, GO, Series A, 6.50%,
              4/15/06, FGIC...................    2,151
    750     State, GO, Series A, 5.60%,
              5/15/07, MBIA...................      790
    250     State, GO, Series A, 5.70%,
              5/15/08, MBIA...................      264
    250     State, GO, 5.60%, 8/1/08, MBIA....      275
  1,730     State, GO, Series A, 5.50%,
              11/15/08, FGIC..................    1,902
  1,000     State, GO, Series A, 5.00%,
              4/1/09, FGIC....................    1,080
  2,875     State, GO, Series A, 5.80%,
              8/1/10, MBIA....................    3,248
  1,500     State, GO, Series A, 5.25%,
              11/15/11, FGIC..................    1,634
  3,500     State, GO, Series B, 5.63%,
              8/1/13, MBIA....................    3,947
  1,000     State, GO, Series A, 5.50%,
              5/15/15, FGIC...................    1,088
  1,500     State, GO, Series A, 5.25%,
              11/15/17, FGIC..................    1,599
    135     Tangipahoa Parish Hospital
              District Number 1, Hospital
              Revenue, 6.13%, 2/1/14, Callable
              2/1/06 @ 100, AMBAC.............      138
  1,085     Tangipahoa Parish, School Board
              Revenue, 5.50%, 3/1/13, Callable
              3/1/11 @ 100, AMBAC.............    1,193
                                                -------
                                                116,216
                                                -------
Puerto Rico (0.6%):
    750     Children's Trust Fund, Tobacco
              Settlement Revenue, 4.38%,
              5/15/09.........................      727
                                                -------
  Total Municipal Bonds                         116,943
                                                -------
INVESTMENT COMPANIES (0.4%):
    504     Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund............................      504
      8     One Group Municipal Money Market
              Fund, Class I (b)...............        8
                                                -------
  Total Investment Companies                        512
                                                -------
Total (Cost $110,479) (a)                       117,455
                                                =======

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 78

ONE GROUP LOUISIANA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

------------
Percentages indicated are based on net assets of $118,248.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $6,943
                   Unrealized depreciation......................  $  (67)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $6,876
                                                                  ======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 MUNICIPAL BONDS (98.8%):
Colorado (0.5%):
  3,000     E-470 Public Highway Authority,
              Revenue, 0.00%, 9/1/19, MBIA....    1,371
                                                -------
Michigan (97.1%):
  2,500     Battle Creek, Tax Increment,
              5.00%, 5/1/16, Callable 5/1/08 @
              100, MBIA.......................    2,614
  1,625     Brighton Township Sanitation &
              Sewage Drainage District, GO,
              5.25%, 10/1/16, Callable 4/1/09
              @ 100, FSA......................    1,722
  1,475     Caledonia Community Schools, GO,
              5.75%, 5/1/13, Q-SBLF...........    1,638
  4,500     Caledonia Community Schools, GO,
              5.85%, 5/1/22, Prerefunded
              5/1/07 @ 100, MBIA..............    4,906
  1,250     Central Montcalm Public Schools,
              GO, 5.90%, 5/1/19, Callable
              5/1/09 @ 100, MBIA..............    1,375
  1,380     Charles Stewart Mott Community
              College, Building and
              Improvement, GO, 5.40%, 5/1/14,
              Callable 5/1/10 @ 100, FGIC.....    1,500
  1,775     Charles Stewart Mott Community
              College, Building and
              Improvement, GO, 5.50%, 5/1/16,
              Callable 5/1/10 @ 100, FGIC.....    1,922
  1,235     Charlevoix Public School District,
              GO, 5.75%, 5/1/20, Callable
              5/1/09 @ 100, FSA...............    1,379
  1,150     Charlotte Public School District,
              GO, 5.25%, 5/1/16, Callable
              5/1/09 @ 100, Q-SBLF............    1,219
  1,075     Chelsea Economic Development
              Corp., Revenue, 5.40%, 11/15/18,
              Callable 11/15/08 @ 101.........      991
  2,000     Chelsea Economic Development
              Corp., Revenue, 5.40%, 11/15/27,
              Callable 11/15/08 @ 101.........    1,728
  1,730     Chippewa County Hospital Finance,
              Revenue, 5.63%, 11/1/14,
              Callable 11/1/07 @ 102..........    1,706
  2,500     Chippewa Hills School District,
              GO, 5.30%, 5/1/19, Callable
              5/1/09 @ 100, FGIC..............    2,645
  1,000     Chippewa Valley School District,
              GO, 5.00%, 5/1/10, Q-SBLF.......    1,083
  5,000     Clarkston Community Schools, GO,
              5.75%, 5/1/16, Prerefunded
              5/1/05 @ 101, FGIC..............    5,223

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  4,090     Clarkston Community Schools, GO,
              5.00%, 5/1/15, Callable 5/1/08 @
              100, AMBAC......................    4,281
  2,580     Clarkston Community Schools, GO,
              5.05%, 5/1/16, Callable 5/1/08 @
              100, AMBAC......................    2,707
    430     Dearborn, Economic Development
              Corp., Hospital Revenue, Oakwood
              Obligation Group, Series A,
              5.25%, 11/15/05, FGIC...........      450
  1,690     Dearborn, Economic Development
              Corp., Hospital Revenue, Oakwood
              Obligation Group, Series A,
              5.60%, 11/15/08, Callable
              11/15/05 @ 102, FGIC............    1,777
  1,560     Dearborn, Economic Development
              Corp., Hospital Revenue, Oakwood
              Obligation Group, Series A,
              5.60%, 11/15/09, Callable
              11/15/05 @ 102, FGIC............    1,662
  3,850     Detroit, Local Development Finance
              Authority, Tax Increment, Series
              A, 5.38%, 5/1/18, Callable
              5/1/07 @ 101.50.................    3,882
  2,570     Detroit, Series A, GO, 5.25%,
              4/1/13, Callable 4/1/09 @ 101,
              FSA.............................    2,779
  1,500     Detroit, Series A-1, GO, 5.38%,
              4/1/16, Callable 10/1/11 @ 100,
              MBIA............................    1,611
  2,000     Detroit, Sewage Disposal System,
              Revenue, Series B, 6.00%,
              7/1/10, MBIA....................    2,269
  5,000     Detroit, Sewage Disposal System,
              Revenue, 0.00%, 7/1/13, FGIC....    3,370
  1,500     Detroit, Sewage Disposal System,
              Revenue, Series A, 0.00%,
              7/1/17, FGIC....................      796
  1,800     Detroit, Wayne County Stadium
              Authority, Revenue, Public
              Improvements, 5.50%, 2/1/17,
              Callable 2/1/07 @ 102, FGIC.....    1,930
  2,580     East Lansing School District,
              School Building and Site, GO,
              5.75%, 5/1/15, Q-SBLF...........    2,832
  1,000     East Lansing School District,
              School Building and Site, GO,
              5.40%, 5/1/18, Q-SBLF...........    1,072
  1,985     Eastern Michigan University,
              Revenue, Reference General,
              Series A, 5.80%, 6/1/08, FGIC...    2,194

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 80

ONE GROUP MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  1,645     Ecorse Public School District, GO,
              5.50%, 5/1/17, Callable 5/1/08 @
              101, FGIC.......................    1,770
  1,105     Emmet County Building Authority,
              GO, 5.00%, 5/1/15, Callable
              5/1/13 @ 100, AMBAC.............    1,171
  4,675     Farmington Public School District,
              GO, 5.10%, 5/1/16, Callable
              5/1/07 @ 100, Q-SBLF............    4,895
  1,000     Ferndale School District, GO,
              5.50%, 5/1/11, Callable 5/1/05 @
              101, FGIC.......................    1,043
  2,500     Ferris State University, Revenue,
              5.75%, 10/1/17, Prerefunded
              4/1/07 @ 101, AMBAC.............    2,737
  5,000     Ferris State University, Revenue,
              5.85%, 10/1/22, Prerefunded
              4/1/07 @ 101, AMBAC.............    5,487
  2,000     Forest Hills Public Schools, GO,
              5.25%, 5/1/19...................    2,102
  1,000     Grand Blanc Community Schools,
              5.00%, 5/1/15, Callable 5/1/14 @
              100, FSA........................    1,065
  3,000     Grand Haven Electric, Revenue,
              5.25%, 7/1/08, MBIA.............    3,259
  1,370     Grand Rapids Building Authority,
              GO, 5.75%, 8/1/13, Callable
              8/1/10 @ 100, AMBAC.............    1,530
  1,500     Grand Rapids Water Supply,
              Revenue, 5.75%, 1/1/16, FGIC....    1,647
  2,000     Harper Creek County School
              District, GO, 5.50%, 5/1/15,
              Callable 5/1/11 @ 100, Q-SBLF...    2,173
  2,660     Hartland School District, GO,
              5.38%, 5/1/16, Q-SBLF...........    2,862
  1,155     Higher Education Facilities
              Authority, Revenue, Calvin
              College Project, 5.50%, 12/1/12,
              Callable 12/1/10 @ 100..........    1,215
  1,240     Higher Education Facilities
              Authority, Revenue, Kettering
              University Project, 5.50%,
              9/1/19, Callable 9/1/11 @ 100,
              AMBAC...........................    1,337
  1,500     Higher Education Student Loan
              Authority, Revenue, Student
              Loan, Series XVII-F, AMT, 4.20%,
              3/1/09, AMBAC...................    1,523
  1,200     Higher Education Student Loan
              Authority, Revenue, Student
              Loan, Series XII-T, AMT, 5.30%,
              9/1/10, AMBAC...................    1,275

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  1,000     Higher Education Student Loan
              Authority, Revenue, Student
              Loan, Series XVII-A, AMT, 5.75%,
              6/1/13, Callable 6/1/06 @ 102,
              AMBAC...........................    1,039
  1,600     Howell Public Schools, School
              Building and Site, GO, 5.00%,
              5/1/15, Callable 11/1/13 @ 100,
              Q-SBLF..........................    1,697
  1,500     Huron Valley School District, GO,
              4.00%, 5/1/08, Q-SBLF...........    1,557
  1,000     Huron Valley School District, GO,
              5.88%, 5/1/16, Prerefunded
              5/1/07 @ 100, FGIC..............    1,091
  1,620     Jackson Downtown Development, GO,
              0.00%, 6/1/16, FSA..............      915
  1,710     Jackson Downtown Development, GO,
              0.00%, 6/1/17, FSA..............      910
  2,060     Jackson Downtown Development, GO,
              0.00%, 6/1/18, FSA..............    1,033
  1,200     Jackson Downtown Development, GO,
              0.00%, 6/1/19, FSA..............      569
  1,130     Jackson Public Schools, GO, 5.60%,
              5/1/15, Callable 5/1/10 @ 100,
              FGIC............................    1,232
  1,405     Jackson Public Schools, GO, 5.65%,
              5/1/16, Callable 5/1/10 @ 100,
              FGIC............................    1,536
  1,390     Jenison Public Schools, GO, 5.25%,
              5/1/15, FGIC....................    1,518
  1,965     Kentwood Public School District,
              4.00%, 5/1/08, FSA..............    2,046
  3,685     Lake Orion Community School
              District, GO, 6.00%, 5/1/10,
              Callable 5/1/05 @ 101, AMBAC....    3,850
  1,790     Lake Orion Community School
              District, GO, 5.75%, 5/1/15,
              Callable 5/1/10 @ 100, FSA......    2,014
  1,000     Lansing Building Authority, GO,
              6.00%, 6/1/05, Callable 8/19/04
              @ 100, AMBAC....................    1,007
  1,490     Lansing Community College, GO,
              4.00%, 5/1/08, FGIC.............    1,547
  1,250     Lansing Community College, GO,
              5.00%, 5/1/19, Callable 5/1/13 @
              100, MBIA.......................    1,291
  1,000     Lincoln Park School District, GO,
              5.00%, 5/1/20, Callable 5/1/07 @
              100, FGIC.......................    1,016
  1,330     Livingston County Building
              Authority, GO, 5.80%, 7/1/08....    1,465

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  1,005     Livonia Water Supply & Wastewater
              Systems, Revenue, 4.00%,
              11/1/09, AMBAC..................    1,044
  5,000     Lowell Area School District, GO,
              0.00%, 5/1/14, FGIC.............    3,206
  1,425     Lowell Area School District, GO,
              0.00%, 5/1/16, FGIC.............      811
  1,670     Madison Public Schools, GO, 5.13%,
              5/1/18, Callable 5/1/09 @ 100,
              FGIC............................    1,747
  1,400     Marquette Board Light & Power,
              Revenue, Series A, 3.30%,
              7/1/06, Callable 7/1/05 @ 100,
              AMBAC...........................    1,416
  1,175     Mason Public School District, GO,
              5.40%, 5/1/09, Callable 5/1/05 @
              101.50, FGIC....................    1,227
  2,750     Mount Pleasant School District,
              GO, 5.30%, 5/1/17, Callable
              5/1/08 @ 100, AMBAC.............    2,914
  2,900     Municipal Bond Authority, Revenue,
              School Loan, 5.25%, 12/1/12,
              Prerefunded 12/1/08 @ 101.......    3,195
  1,350     Municipal Bond Authority, Revenue,
              School Loan, 5.25%, 12/1/13,
              Prerefunded 12/1/08 @ 101.......    1,487
  1,500     Municipal Bond Authority, Revenue,
              Local Government Loan Program,
              Series A, 6.00%, 12/1/13,
              Callable 12/1/04 @ 102, FGIC....    1,557
  2,500     Municipal Bond Authority, Revenue,
              Clean Water Revolving Fund,
              5.88%, 10/1/14, Prerefunded
              10/1/10 @ 101...................    2,865
  1,000     Municipal Bond Authority, Revenue,
              Clean Water Revolving Fund,
              5.75%, 10/1/15, Prerefunded
              10/1/09 @ 101...................    1,131
  1,250     Municipal Bond Authority, Revenue,
              Clean Water Revolving Fund,
              5.50%, 10/1/17, Prerefunded
              10/1/09 @ 101...................    1,399
  2,500     Municipal Bond Authority, Revenue,
              Drinking Water Revolving Fund,
              5.50%, 10/1/17, Prerefunded
              10/1/09 @ 101...................    2,798
  2,000     Municipal Bond Authority, Revenue,
              Clean Water Revolving Fund,
              5.50%, 10/1/19..................    2,238

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  1,250     Municipal Bond Authority, Revenue,
              Drinking Water Revolving Fund,
              5.00%, 10/1/18, Callable 10/1/14
              @ 100...........................    1,309
  1,055     Municipal Bond Authority, Revenue,
              Local Government Loan Program,
              Series 4-A, 5.00%, 5/1/16,
              Callable 5/1/14 @ 100, AMBAC....    1,113
  1,090     Muskegon County, Wastewater
              Management Systems #1, GO,
              5.00%, 7/1/08, FSA..............    1,174
  1,065     Northwestern Community College,
              GO, 5.60%, 4/1/16, Callable
              10/1/09 @ 100, FGIC.............    1,159
  1,500     Novi County, Street & Reference,
              5.00%, 10/1/09, FSA.............    1,624
  3,000     Oakland County Economic
              Development Corp., Revenue,
              Cranbrook Educational Community,
              Series B, 6.38%, 11/1/14,
              Prerefunded 11/1/04 @ 100.......    3,050
  2,500     Oakland County Economic
              Development Corp., Revenue,
              Cranbrook Educational Community,
              5.00%, 11/1/17, Callable 11/1/08
              @ 101...........................    2,592
  2,050     Oakland County Economic
              Development Corp., Revenue,
              Cranbrook Educational Community,
              5.63%, 6/1/19, Callable 6/1/07
              @102, First of America Bank.....    2,264
  1,000     Okemos Public School District, GO,
              4.75%, 5/1/09, Q-SBLF...........    1,069
  1,200     Paw Paw Public School District,
              GO, 6.50%, 5/1/09, FGIC.........    1,347
  1,680     Pellston Public School District,
              GO, 0.00%, 5/1/22, Prerefunded
              5/1/07 @ 34.88, FSA.............      542
  1,000     Port Huron, GO, Series A, 5.25%,
              10/1/19, Callable 10/1/08 @ 101,
              MBIA............................    1,054
  1,570     Public Power Agency, Revenue,
              Campbell Project, Series A,
              4.00%, 1/1/10, AMBAC............    1,620
  1,000     Public Power Agency, Revenue,
              Belle River Project, Series A,
              5.25%, 1/1/08...................    1,079
  1,000     Public Power Agency, Revenue,
              Belle River Project, Series A,
              5.25%, 1/1/09, MBIA.............    1,089

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 82

ONE GROUP MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  1,245     Public Power Agency, Revenue,
              Combustion Turbine #1 Project,
              Series A, 5.25%, 1/1/14,
              Callable 1/1/12 @ 100, AMBAC....    1,342
  7,315     Rochester Community School
              District, GO, 5.25%, 5/1/15,
              Callable 5/1/07 @ 100, MBIA.....    7,854
  7,015     Rochester Community School
              District, GO, 5.30%, 5/1/17,
              Callable 5/1/07 @ 100, MBIA.....    7,541
  1,375     South Lyon Community School
              District, GO, 5.25%, 5/1/17,
              Callable 11/1/12 @ 100, FGIC....    1,464
  1,085     South Macomb Disposal Authority,
              Revenue, 5.38%, 9/1/13, Callable
              9/1/10 @ 100, AMBAC.............    1,186
  1,590     South Macomb Disposal Authority,
              Revenue, 5.38%, 9/1/15, Callable
              9/1/10 @ 100, AMBAC.............    1,716
  1,175     Southfield Building Authority, GO,
              5.30%, 5/1/17, MBIA.............    1,256
  1,100     Southfield Public Schools, School
              Building and Site, Series B, GO,
              5.13%, 5/1/15, Callable 5/1/14 @
              100, FSA........................    1,183
  2,000     Southfield Public Schools, School
              Building and Site, Series B, GO,
              5.13%, 5/1/20, Callable 5/1/14 @
              100, FSA........................    2,082
  1,300     Southgate Community School
              District, GO, 5.75%, 5/1/10,
              Callable 5/1/09 @ 100, FGIC.....    1,452
  2,085     Southgate Community School
              District, GO, 5.00%, 5/1/16,
              Callable 5/1/09 @ 100, FGIC.....    2,180
  1,765     St. John's Public Schools, GO,
              5.00%, 5/1/16, Callable 5/1/08 @
              100, FGIC.......................    1,845
  1,800     State Building Authority, Revenue,
              State Police Communications
              Systems, Series A, 5.00%,
              10/1/06.........................    1,816
  1,500     State Building Authority, Revenue,
              Facilities Program, Series I,
              5.50%, 10/15/10, FSA............    1,672
  2,675     State Building Authority, Revenue,
              Facilities Program, Series I,
              5.25%, 10/15/11, Callable
              10/15/09 @ 100..................    2,897

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  1,250     State Building Authority, Revenue,
              Facilities Program, Series I,
              5.25%, 10/15/15, Callable
              10/15/13 @ 100..................    1,353
  2,000     State Certificates of
              Participation, 5.50%, 6/1/18,
              Callable 6/1/10 @ 100, AMBAC....    2,165
  1,000     State Hospital Finance Authority,
              Revenue, Sparrow Obligation
              Group, 5.25%, 11/15/07..........    1,061
  1,000     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series R, 5.38%, 8/15/16,
              Callable 8/15/06 @ 101, AMBAC...    1,064
  3,795     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series U, 5.63%, 8/15/16,
              Callable 8/15/07 @ 101..........    4,159
  6,875     State Hospital Finance Authority,
              Revenue, Mercy Health Services,
              Series W, 5.25%, 8/15/17,
              Callable 8/15/07 @ 101, FSA.....    7,333
  2,590     State Hospital Finance Authority,
              Revenue, Port Huron Hospital
              Obligation, 5.38%, 7/1/12,
              Callable 7/1/05 @ 102, FSA......    2,726
    590     State Housing Development
              Authority, Revenue, Series D,
              5.95%, 12/1/16, Callable 12/1/06
              @ 102...........................      618
  1,170     State Strategic Fund, Revenue,
              College of Detroit Fund, 7.00%,
              5/1/21, AMBAC...................    1,469
  1,340     State Trunk Line, Revenue, Series
              A, 5.00%, 11/1/08...............    1,446
  1,000     State Trunk Line, Revenue, 5.25%,
              11/1/20, FSA....................    1,084
  1,490     State, Clean Water Revenue, GO,
              5.25%, 12/1/11..................    1,650
    985     State, GO, 5.40%, 11/1/19,
              Prerefunded 11/1/05 @ 101.......    1,041
    470     State, GO, 5.40%, 11/1/19,
              Callable 11/1/05 @ 101..........      492
  1,565     Tawas City Hospital Finance
              Authority, Revenue, St. Joseph,
              Series A, 5.60%, 2/15/13,
              Callable 2/15/08 @ 102,
              Radian..........................    1,668
  1,030     Tecumseh Public Schools, GO,
              5.40%, 5/1/17, Q-SBLF...........    1,108

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP MICHIGAN MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  1,000     University of Michigan, Hospital
              Revenue, 5.00%, 12/1/10.........    1,074
  6,000     University of Michigan, Revenue,
              Series A-1, 5.25%, 12/1/10,
              Callable 6/1/08 @ 101...........    6,370
  1,015     University of Michigan, Revenue,
              Student Fees, Series A, 5.25%,
              4/1/15, Callable 4/1/05 @ 102...    1,054
  2,000     Walled Lake Construction School
              District, GO, 5.25%, 5/1/18,
              Q-SBLF..........................    2,115
  3,040     Wayland School District, GO,
              5.10%, 5/1/12, Callable 5/1/07 @
              100, FGIC.......................    3,226
  1,500     Wayne County, Charter Airport,
              Revenue, 5.25%, 12/1/09, FGIC...    1,610
  1,275     Wayne County, Charter Airport,
              Revenue, Series B, 5.25%,
              12/1/12, Callable 12/1/08 @ 101,
              MBIA............................    1,361
  1,175     Wayne County, Downriver System
              Sewer Disposal, GO, Series B,
              5.13%, 11/1/18, Callable 11/1/09
              @ 100, MBIA.....................    1,231
    215     Wayne State University, Revenue,
              5.50%, 11/15/07, Callable
              11/15/04 @ 100, AMBAC...........      218
  2,000     Wayne State University, Revenue,
              5.38%, 11/15/14, Callable
              11/15/09 @ 101, FGIC............    2,177

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Michigan, continued:
  2,000     Wayne State University, Revenue,
              5.25%, 11/15/19, Callable
              11/15/09 @ 101, FGIC............    2,109
  1,500     West Ottawa Public School
              District, School Building and
              Site, Series A, 4.00%, 5/1/08,
              Q-SBLF..........................    1,557
  1,205     Western Michigan University,
              Revenue, 5.00%, 11/15/11,
              MBIA............................    1,309
  1,500     Wyandotte Electric, Revenue,
              4.00%, 10/1/11, Callable 10/1/08
              @ 101, MBIA.....................    1,530
                                                -------
                                                275,671
                                                -------
Puerto Rico (1.2%):
  2,195     Commonwealth, GO, 6.25%, 7/1/12,
              MBIA............................    2,585
    880     Commonwealth, GO, 5.75%, 7/1/17,
              Callable 7/1/07 @ 101.50........      971
                                                -------
                                                  3,556
                                                -------
  Total Municipal Bonds                         280,598
                                                -------
INVESTMENT COMPANIES (0.5%):
  1,295     Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund............................    1,295
      5     One Group Michigan Municipal Money
              Market Fund, Class I (b)........        5
                                                -------
  Total Investment Companies                      1,300
                                                -------
Total (Cost $264,441) (a)                       281,898
                                                =======

------------
Percentages indicated are based on net assets of $283,743.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $18,128
                   Unrealized depreciation......................     (671)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $17,457
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 84

ONE GROUP OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 MUNICIPAL BONDS (99.0%):
Colorado (1.3%):
  2,810     El Paso County, Single Family
              Mortgage Revenue, Series A,
              0.00%, 5/1/15, ETM..............    1,684
  2,350     Housing Finance Authority, Single
              Family Mortgage Revenue, 0.00%,
              9/1/14, ETM.....................    1,470
                                                -------
                                                  3,154
                                                -------
Kansas (0.6%):
  1,000     Kansas City, Single Family
              Mortgage Revenue, Series 83A,
              0.00%, 12/1/14, ETM.............      624
  1,390     Saline County, Single Family
              Mortgage Revenue, Series 83A,
              0.00%, 12/1/15, ETM.............      818
                                                -------
                                                  1,442
                                                -------
Louisiana (0.4%):
  1,685     Jefferson Parish Home Mortgage
              Authority, Single Family
              Mortgage Revenue, 0.00%,
              5/1/17..........................      900
                                                -------
Missouri (0.5%):
  1,000     State Health, Revenue, Series AA,
              6.40%, 6/1/10, MBIA.............    1,154
                                                -------
Ohio (94.8%):
  1,000     Adams County, School District, GO,
              5.45%, 12/1/08, Callable 12/1/05
              @ 102, MBIA.....................    1,068
  1,100     Akron Refunding and Improvement,
              GO, 5.00%, 12/1/10, MBIA........    1,197
  1,045     Akron Sewer Systems, Revenue,
              5.30%, 12/1/05, MBIA............    1,096
  1,000     Akron Sewer Systems, Revenue,
              5.65%, 12/1/08, Callable 12/1/06
              @ 101, MBIA.....................    1,083
  1,070     Akron Sewer Systems, Revenue,
              5.50%, 12/1/12, FGIC............    1,200
  1,030     Akron Sewer Systems, Revenue,
              5.38%, 12/1/13, FGIC............    1,145
  1,000     Avon Lake, City School District,
              GO, 5.50%, 12/1/19, Callable
              12/1/09 @ 102...................    1,088
  1,280     Belmont County, Health Systems
              Revenue, Regional Hospital,
              5.25%, 1/1/08, ACA..............    1,342
  1,000     Bowling Green State University,
              General Receipts, Revenue,
              5.75%, 6/1/15, Callable 6/1/10 @
              101, FGIC.......................    1,108
    725     Bowling Green State University,
              Revenue, 5.65%, 6/1/11, Callable
              6/1/06 @ 101, AMBAC.............      776

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  1,095     Butler County, Sewer Systems
              Revenue, 5.25%, 12/1/14,
              Callable 12/1/09 @ 101, FGIC....    1,181
  1,250     Butler County, Transportation
              Revenue, Series A, 5.13%,
              4/1/17, Callable 4/1/08 @ 102,
              FSA.............................    1,314
    220     Capital Corp., Mortgage Revenue,
              5.90%, 1/1/14, Callable 7/1/04 @
              100, MBIA.......................      220
  1,500     Cincinnati City School District,
              GO, 5.38%, 12/1/17, Callable
              12/1/11 @ 100, MBIA.............    1,614
  1,000     Cincinnati City School District,
              Revenue, 4.50%, 6/1/07, FSA.....    1,054
  2,975     Clermont County, Waterworks
              Revenue, Clermont County Sewer
              District, 5.25%, 8/1/16,
              Callable 8/1/13 @ 100, AMBAC....    3,204
  5,250     Cleveland Stadium Project,
              Certificates of Participation,
              Revenue, 0.00%, 11/15/11,
              AMBAC...........................    3,900
  2,500     Cleveland Waterworks, Water
              Revenue, Series I, 5.25%,
              1/1/11, Callable 1/1/08 @ 101...    2,697
  2,200     Cleveland Waterworks, Water
              Revenue, Series G, 5.50%,
              1/1/13, MBIA....................    2,425
  1,000     Cleveland, Airport Systems
              Revenue, Series A, AMT, 5.13%,
              1/1/13, Callable 1/1/08 @ 101,
              FSA.............................    1,038
  1,000     Cleveland, Airport Systems
              Revenue, Series A, 5.25%,
              1/1/15, Callable 1/1/10 @ 101,
              FSA.............................    1,062
  1,000     Cleveland, Airport Systems
              Revenue, Series A, 5.25%,
              1/1/18, FSA.....................    1,048
  1,000     Cleveland, GO, 5.00%, 12/1/10,
              MBIA............................    1,088
  1,000     Cleveland, GO, 5.75%, 8/1/11,
              MBIA............................    1,133
  1,000     Cleveland, GO, 5.60%, 12/1/14,
              Callable 12/1/11 @ 100, FGIC....    1,108
  2,000     Cleveland, Public Power System,
              Power Revenue, 0.00%, 11/15/09,
              MBIA............................    1,651
  3,000     Cleveland, Public Power System,
              Power Revenue, 0.00%, 11/15/11,
              MBIA............................    2,234
  1,220     Cleveland, Public Power System,
              Power Revenue, 5.50%, 11/15/16,
              Callable 11/15/11 @ 100,
              AMBAC...........................    1,330

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  2,325     Cleveland, Stadium Project, 5.25%,
              11/15/10, Callable 11/15/07 @
              102, AMBAC......................    2,518
    885     Cleveland-Cuyahoga County Port
              Authority, Revenue, Port
              Cleveland Bond Fund, Series A,
              6.25%, 5/15/16, Callable 5/15/15
              @ 102...........................      892
    965     Cleveland-Cuyahoga County Port
              Authority, Revenue, Capital
              Improvements Project, Series A,
              5.38%, 5/15/19, Callable 5/15/09
              @ 102, LOC: Fifth Third Bank....      923
  1,000     Columbus, Police-Fireman
              Disability, GO, 5.00%, 7/15/18,
              Callable 7/15/08 @ 101..........    1,040
    605     Columbus, Regional Airport
              Authority, Multi-Family Revenue,
              4.60%, 2/20/19, Mandatory Put
              5/1/08 @ 100, GNMA..............      582
  1,000     Columbus, Sewer Improvements, GO,
              6.75%, 9/15/06, Callable 9/15/04
              @ 100, ETM......................    1,005
  1,500     Columbus, Sewer Revenue, 5.00%,
              6/1/06..........................    1,580
  1,500     Cuyahoga County Capital
              Appreciation Revenue, Series A,
              0.00%, 10/1/13, MBIA............    1,007
  1,000     Cuyahoga County Revenue, 6.00%,
              1/1/20, Callable 7/1/13 @ 100...    1,073
  1,000     Cuyahoga County, Economic
              Development Revenue, 5.30%,
              12/1/29, Callable 12/1/09 @ 100,
              LOC: KeyBank....................    1,076
  2,000     Cuyahoga County, Health Care
              Facilities Revenue, Benjamin
              Rose Institute, 5.50%, 12/1/17,
              Callable 12/1/08 @ 101..........    1,891
  2,250     Cuyahoga County, Hospital Revenue,
              Series A, 5.50%, 1/15/10,
              Callable 1/15/06 @ 102, MBIA....    2,393
  1,665     Cuyahoga County, Hospital Revenue,
              5.63%, 1/15/12, Callable 1/15/06
              @ 102...........................    1,774
  1,000     Cuyahoga County, Hospital Revenue,
              MetroHealth System, Series A,
              5.13%, 2/15/13, Callable 2/15/07
              @ 102, MBIA.....................    1,056

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  1,000     Cuyahoga County, Hospital Revenue,
              W.O. Walker Center, 5.25%,
              1/1/13, Callable 7/1/08 @ 101,
              AMBAC...........................    1,065
    935     Cuyahoga County, Port Authority
              Revenue, AMT, 6.50%, 11/15/21,
              Callable 11/15/11 @ 102, LOC:
              Fifth Third Bank................      955
  1,400     Cuyahoga County, Revenue, 6.00%,
              1/1/17, Callable 7/1/13 @ 100...    1,516
  1,500     Dayton City School District,
              Construction and Improvement,
              Series D, GO, 5.00%, 12/1/11,
              FGIC............................    1,632
  1,265     Defiance, Waterworks System
              Improvements, GO, 5.65%,
              12/1/18, Callable 12/1/08 @ 102,
              AMBAC...........................    1,393
  1,000     Delaware County, Sewer, GO, 5.60%,
              12/1/10, Callable 12/1/05 @
              101.............................    1,062
  1,125     Dublin City School District, GO,
              4.50%, 12/1/10..................    1,190
    435     Erie County, Hospital Revenue,
              Series A, 4.50%, 8/15/07........      451
  1,000     Franklin County, Economic
              Development Revenue, 5.70%,
              6/1/10..........................    1,047
  1,500     Franklin County, Health Care
              Facilities, Revenue, 5.50%,
              11/1/16, Callable 11/1/04 @
              100.............................    1,505
  1,000     Franklin County, Health Care
              Facilities, Revenue, 5.50%,
              7/1/17, Callable 7/1/08 @ 101...      969
  1,290     Franklin County, Hospital Revenue,
              Children's Hospital Project,
              5.65%, 11/1/08, Callable 11/1/06
              @ 101...........................    1,367
  1,065     Franklin County, Hospital Revenue,
              Children's Hospital Project,
              5.75%, 11/1/09, Callable 11/1/06
              @ 101...........................    1,126
    800     Franklin County, Hospital Revenue,
              Children's Hospital Project,
              5.80%, 11/1/10, Callable 11/1/06
              @ 101...........................      843
  1,260     Franklin County, Hospital Revenue,
              Children's Hospital Project,
              5.50%, 5/1/15, Callable 5/1/11 @
              101.............................    1,355

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 86

ONE GROUP OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  1,250     Franklin County, Mortgage Revenue,
              5.50%, 10/1/12, Callable 10/1/09
              @ 101...........................    1,338
  1,000     Franklin County, Online Computer
              Library Center, 5.00%,
              4/15/09.........................    1,064
  2,000     Franklin County, Online Computer
              Library Center, Series A, 5.00%,
              10/1/16, Callable 10/1/08 @
              101.............................    2,051
  1,500     Greater Cleveland Regional
              Transportation Authority, GO,
              5.00%, 12/1/08, MBIA............    1,621
  1,000     Greater Cleveland Regional
              Transportation Authority, GO,
              5.60%, 12/1/11, Callable 12/1/06
              @ 101, FGIC.....................    1,087
  1,025     Hamilton County, Convention
              Facility Authority Revenue,
              5.00%, 12/1/17, Callable 6/1/14
              @ 100, FGIC.....................    1,074
  1,340     Hamilton County, GO, 4.75%,
              12/1/06.........................    1,416
  1,120     Hamilton Gas Systems, Refunded,
              5.00%, 10/15/10.................    1,218
    580     Housing Finance Agency, Mortgage
              Revenue, Series C, AMT, 4.15%,
              9/1/06, GNMA....................      596
    285     Housing Finance Agency, Mortgage
              Revenue, Series D, AMT, 4.20%,
              9/1/10..........................      290
    225     Housing Finance Agency, Mortgage
              Revenue, Series A-1, 6.20%,
              9/1/14, GNMA....................      232
  2,685     Housing Finance Agency, Single
              Family Mortgage Revenue, 0.00%,
              1/15/15, Prerefunded 7/15/13 @
              86.08...........................    1,546
  1,000     Huron County, Correctional
              Facility, Issue I, GO, 5.70%,
              12/1/11, Callable 12/1/07 @ 102,
              MBIA............................    1,105
  2,535     Lakota School District, GO, 5.10%,
              12/1/14, Callable 12/1/08 @ 101,
              FGIC............................    2,702
  1,930     London City School District,
              School Facilities Construction &
              Improvement, 5.25%, 12/1/12,
              Callable 12/1/11 @ 100, FGIC....    2,106
  1,000     Lorain County, Hospital Revenue,
              5.63%, 9/1/14, Callable 9/1/07 @
              102, MBIA.......................    1,089

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  1,000     Lorain County, Hospital Revenue,
              Catholic Healthcare Partners,
              6.00%, 9/1/05, MBIA.............    1,049
  1,000     Lorain County, Hospital Revenue,
              Catholic Healthcare Partners,
              5.63%, 9/1/12, Callable 9/1/07 @
              102, MBIA.......................    1,089
    745     Lucas County Port Authority,
              Development Revenue, Series E,
              AMT, 6.10%, 11/15/10............      737
    925     Lucas County Port Authority,
              Development Revenue, Series F,
              AMT, 6.00%, 11/15/07............      984
  1,935     Lucas County Port Authority,
              Revenue, 5.10%, 5/15/12,
              Callable 5/15/09 @ 102..........    1,808
  1,000     Lucas County Port Authority,
              Revenue, AMT, 6.13%, 11/15/09...    1,078
  1,000     Lucas County, Hospital Group
              Revenue, 5.63%, 11/15/13,
              Callable 11/15/09 @ 101,
              AMBAC...........................    1,097
  1,000     Lucas County, Hospital Group
              Revenue, 5.63%, 11/15/15,
              Callable 11/15/09 @ 101,
              AMBAC...........................    1,094
  2,430     Lucas County, Multi-Family Housing
              Revenue, 5.20%, 11/1/18,
              Callable 11/1/08 @ 102..........    2,462
  2,700     Mahoning Valley Sanitation
              District, Revenue, 5.13%,
              12/15/16, Callable 12/15/08 @
              101, FSA........................    2,861
  2,500     Middleburg Heights, Hospital
              Revenue, 5.70%, 8/15/10,
              Callable 8/15/08 @ 102, FSA.....    2,767
  1,000     Middletown City School District,
              School Improvement, GO, 5.00%,
              12/1/18, Callable 12/1/13 @ 100,
              FGIC............................    1,042
  1,000     Minster Local School District, GO,
              5.50%, 12/1/18, Callable 12/1/10
              @ 101, FSA......................    1,087
  1,000     Montgomery County Hospital,
              Grandview Hospital, Revenue,
              5.35%, 12/1/08, Callable 12/1/07
              @ 102, ETM......................    1,092
  1,575     Montgomery County Hospital,
              Grandview Hospital, Revenue,
              5.65%, 12/1/12, Prerefunded
              12/1/09 @ 100...................    1,761
  1,275     Montgomery County, Catholic
              Health, Revenue, 4.00%,
              9/1/06..........................    1,315

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  1,750     Montgomery County, Catholic
              Health, Revenue, 4.25%,
              9/1/09..........................    1,809
    305     Montgomery County, Sisters of
              Charity, Revenue, Series A,
              6.50%, 5/15/08, Callable 5/15/05
              @ 100, MBIA.....................      306
  1,495     Newark, GO, 0.00%, 12/1/11,
              FGIC............................    1,110
    790     Ohio Capital Corp., Multi-Family
              Housing Revenue, Series M,
              5.90%, 2/1/14, Callable 2/1/05 @
              100, FHA........................      791
  1,000     Ohio State University, General
              Receipts, 5.25%, 6/1/16.........    1,072
  1,000     Ohio State University, General
              Receipts, Revenue, 5.50%,
              12/1/15, Callable 12/1/09 @
              101.............................    1,093
    500     Olentangy Local School District,
              GO, 7.75%, 12/1/11, BIG.........      629
    565     Olmsted Falls School District, GO,
              6.85%, 12/15/11, FGIC...........      590
  1,000     Plain Local School District, GO,
              5.80%, 12/1/15, Callable 12/1/10
              @ 100, FGIC.....................    1,108
  2,600     Portage County, Revenue, Robinson
              Memorial Hospital Project,
              5.63%, 11/15/07, Callable
              11/15/04 @ 102, MBIA............    2,688
  1,160     Reading, Revenue, St. Mary's
              Educational Institute, Asset
              Guaranty, 5.65%, 2/1/12,
              Callable 2/1/10 @ 100...........    1,251
  1,000     Reading, Revenue, St. Mary's
              Educational Institute, Asset
              Guaranty, 5.70%, 2/1/13,
              Callable 2/1/10 @ 100...........    1,071
  1,000     Sandusky County, Hospital Facility
              Revenue, Memorial Hospital,
              5.10%, 1/1/09, Callable 1/1/08 @
              102.............................    1,008
    830     Shaker Heights City Schools, GO,
              7.10%, 12/15/10.................      945
  1,260     Southwest Licking Local School
              District, GO, 5.75%, 12/1/14,
              FGIC............................    1,441
  1,710     Springfield County School
              District, GO, 0.00%, 12/1/12,
              AMBAC...........................    1,203
  1,435     State Air Quality Development
              Authority, Revenue, 3.25%,
              2/1/15..........................    1,442
  1,575     State Building Authority, Adult
              Correction Facilities, Revenue,
              5.00%, 10/1/05, FSA.............    1,638

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  1,000     State Building Authority, 5.00%,
              4/1/11..........................    1,084
  1,450     State Building Authority, Adult
              Corrections, 5.50%, 10/1/12,
              FSA.............................    1,605
  2,150     State Building Authority,
              Correctional Facilities Revenue,
              Series A, 5.25%, 10/1/09........    2,352
  1,000     State Building Authority, Highway
              Safety Building Revenue, 5.38%,
              10/1/09, Callable 4/1/07 @ 101,
              AMBAC...........................    1,085
  2,480     State Building Authority, Revenue,
              5.25%, 10/1/17, Callable 10/1/09
              @ 101...........................    2,631
  1,000     State Building Authority, State
              Facilities Revenue, Project A,
              5.00%, 4/1/06, FSA..............    1,049
  2,000     State Building Authority, State
              Facilities Revenue, Project B,
              5.25%, 10/1/08, FSA.............    2,179
  1,000     State Building Authority, State
              Facilities Revenue, Series A,
              5.75%, 10/1/06, Callable 10/1/04
              @ 102, MBIA.....................    1,031
  1,000     State Building Authority, State
              Facilities, Adult Correctional
              Building, Revenue, Series A,
              5.50%, 4/1/13, Callable 4/1/07 @
              101, AMBAC......................    1,088
  1,000     State Building Authority, State
              Facilities, Adult Corrections,
              Revenue, Series A, 5.50%,
              10/1/08, FSA....................    1,098
  1,000     State Building Authority, State
              Facilities, Adult Corrections,
              Revenue, Series A, 5.50%,
              10/1/14, FSA....................    1,099
  1,165     State Building Authority, State
              Facilities, Transportation
              Revenue, Series A, 6.50%,
              9/1/09, Callable 9/1/04 @ 102,
              AMBAC...........................    1,198
  1,205     State Common Schools, Series A,
              5.25%, 9/15/12..................    1,329
  2,765     State Common Schools, Series A,
              GO, 5.00%, 9/15/08..............    2,985
  1,630     State Common Schools, Series B,
              GO, 5.50%, 9/15/08..............    1,791
  1,110     State Conservation Project, Series
              A, GO, 4.00%, 9/1/10............    1,146
  2,500     State Educational Loan Revenue,
              Series A-1, AMT, 5.55%, 12/1/11,
              Callable 6/1/07 @ 102, AMBAC....    2,624

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 88

ONE GROUP OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  1,750     State Elementary & Secondary
              Education, Revenue, 5.63%,
              12/1/06.........................    1,886
  2,510     State Fresh Water Development,
              Water Revenue, 5.80%, 6/1/11,
              Callable 6/1/05 @ 102, AMBAC....    2,650
  1,000     State Higher Education Facilities,
              Revenue, 5.50%, 12/1/20,
              Callable 6/1/14 @100............    1,030
  1,000     State Higher Educational
              Facilities, Denison University,
              Revenue, 5.25%, 11/1/16,
              Callable 11/1/06 @ 101..........    1,077
  3,750     State Higher Educational
              Facilities, Revenue, 4.95%,
              12/1/13, Callable 12/1/06 @ 101,
              AMBAC...........................    3,965
  2,000     State Higher Educational
              Facilities, Series B, GO, 5.25%,
              5/1/08..........................    2,168
  1,000     State Higher Educational Loans,
              Revenue, Series A-1, AMT, 5.40%,
              12/1/09, Callable 6/1/07 @ 102,
              AMBAC...........................    1,055
  1,955     State Infrastructure Improvements,
              GO, 5.75%, 2/1/16, Callable
              2/1/10 @ 100....................    2,195
  2,000     State Infrastructure, Revenue,
              5.00%, 6/15/06..................    2,108
  1,500     State Mental Health Facilities,
              Revenue, Series II-B, 5.50%,
              6/1/16, Callable 6/1/11 @ 100...    1,620
  1,000     State Pollution Control, Revenue,
              5.63%, 3/1/15...................    1,056
  1,500     State Turnpike Commission,
              Revenue, 5.50%, 2/15/15,
              Callable 2/15/11 @ 100..........    1,628
  5,155     State Turnpike Commission,
              Revenue, Series A, 5.50%,
              2/15/14.........................    5,748
  1,810     State Water Development Authority,
              Pollution Control Facilities
              Revenue, 5.25%, 6/1/06..........    1,915
  1,000     State Water Development Authority,
              Pollution Control Facilities
              Revenue, 5.50%, 12/1/09,
              Callable 6/1/05 @ 101, MBIA.....    1,045
  2,250     State Water Development Authority,
              Pollution Control Facilities
              Revenue, 5.50%, 6/1/13, Callable
              12/1/07 @ 101...................    2,458

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
Ohio, continued:
  1,250     State Water Development Authority,
              Revenue, 5.00%, 12/1/18,
              Callable 6/1/14 @ 100...........    1,305
  1,500     State Water Development Authority,
              Water Development Revenue,
              7.00%, 12/1/09, Callable 6/1/05
              @ 100, ETM......................    1,689
  2,370     State Water Development Authority,
              Water Pollution Control Revenue,
              4.00%, 6/1/09...................    2,457
  2,300     State, Higher Education, Capital
              Facilities, 5.25%, 2/1/13.......    2,485
    890     Strongsville, GO, 6.70%, 12/1/11,
              Callable 12/1/06 @ 102..........      999
    110     Strongsville, GO, 6.70%, 12/1/11,
              Callable 12/1/06 @ 102..........      123
  1,355     Toledo City School District,
              5.00%, 12/1/12..................    1,471
  1,700     Toledo, GO, 5.00%, 12/1/08, MBIA..    1,837
  1,000     Toledo, GO, 5.63%, 12/1/11,
              Callable 12/1/06 @ 102, AMBAC...    1,097
  1,000     Toledo, Sewer System Revenue,
              5.25%, 11/15/13, Callable
              11/15/09 @ 102..................    1,085
  1,020     University of Cincinnati, General
              Receipts, Revenue, 4.00%,
              6/1/08, AMBAC...................    1,061
  1,000     University of Cincinnati, General
              Receipts, Revenue, 5.50%,
              6/1/09..........................    1,105
  1,000     University of Cincinnati, General
              Receipts, Revenue, 5.75%,
              6/1/13, Callable 6/1/06 @ 101...    1,071
  1,500     University of Cincinnati, General
              Receipts, Series A, 5.00%,
              6/1/16, Callable 6/1/14 @ 100,
              AMBAC...........................    1,588
  1,000     University of Dayton, 2001
              Project, Revenue, 5.38%,
              12/1/17.........................    1,070
  1,135     University of Toledo, General
              Receipts, Revenue, 5.25%,
              6/1/17, FGIC....................    1,209
  1,000     West Geauga Local School District,
              GO, 5.00%, 11/1/10, AMBAC.......    1,091
  1,680     Westerville City School District,
              GO, 5.25%, 12/1/18, Callable
              6/1/11 @ 100, MBIA..............    1,851
  1,905     Westlake City School District, GO,
              0.00%, 12/1/15, FGIC............    1,106
                                                -------
                                                228,421
                                                -------

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP OHIO MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
 Texas (0.5%):
  2,500     Southeast, Housing Finance Corp.,
              Revenue, 0.00%, 9/1/17, MBIA....    1,323
                                                -------
Washington (0.5%):
  1,000     State, GO, Series A & AT-6, 6.25%,
              2/1/11..........................    1,127
                                                -------
West Virginia (0.4%):
  1,000     Economic Development, Public and
              Juvenile Correctional Facility,
              Revenue, 4.25%, 6/1/09, MBIA....    1,048
                                                -------
  Total Municipal Bonds                         238,569
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
INVESTMENT COMPANIES (0.5%):
      4     Blackrock Ohio Municipal Money
              Market Fund.....................        4
  1,240     Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund............................    1,240
     27     One Group Ohio Municipal Money
              Market Fund, Class I (b)........       27
                                                -------
  Total Investment Companies                      1,271
                                                -------
Total (Cost $228,187) (a)                       239,840
                                                =======

------------
Percentages indicated are based on net assets of $240,947.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $12,292
                   Unrealized depreciation......................     (639)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $11,653
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 90

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 MUNICIPAL BONDS (99.5%):
Kansas (2.0%):
  3,225     Labette County, Single Family
              Mortgage Revenue, 0.00%,
              12/1/14.........................    2,012
                                                -------
Maryland (0.8%):
  2,115     Prince Georges County Housing
              Authority, Multi-Family Housing
              Revenue, Foxglenn Apartments,
              Series A, AMT, 0.00%, 5/20/22,
              Callable 5/20/05 @ 36.045.......      766
                                                -------
Puerto Rico (4.7%):
  2,400     Commonwealth, GO, 5.75%, 7/1/17,
              Callable 7/1/07 @ 101.50........    2,647
  1,000     Medical Control Facilities
              Revenue, Auxilio Mutuo Hospital
              Obligation Group, 5.80%, 7/1/06,
              Callable 1/1/05 @ 102, MBIA.....    1,038
  1,000     Municipal Finance Agency, Series
              A, 5.00%, 8/1/13, Callable
              8/1/12 @ 100, FSA...............    1,080
                                                -------
                                                  4,765
                                                -------
West Virginia (92.0%):
  1,525     Brooke, Pleasants, Tyler & Wetzel
              Counties, Single Family Mortgage
              Revenue, 7.40%, 8/15/10, ETM....    1,851
  1,500     Cabell County, Education Board,
              GO, 6.00%, 5/1/06, MBIA, ETM....    1,604
     45     Charles Town Residential Mortgage
              Revenue, Series A, 5.70%,
              9/1/04..........................       45
    710     Charleston Building Community,
              Lease Revenue, 5.30%, 6/1/12,
              Callable 6/1/09 @ 102...........      741
  1,010     Charleston Parking Revenue, Series
              B, 6.75%, 6/1/08, Callable
              12/1/04 @ 102...................    1,046
  1,120     Charleston Urban Renewal Authority
              Lease, Diamond Project, Revenue,
              Series A, 5.75%, 12/15/18,
              Callable 12/15/09 @ 102, FSA....    1,246
  1,035     Clarksburg Water Revenue, 3.00%,
              9/1/05, FGIC....................    1,051
  1,020     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty,
              0.00%, 9/1/08, FSA..............      887
  1,000     Clarksburg Water Revenue, Capital
              Appreciation, Asset Guaranty,
              0.00%, 9/1/11, FSA..............      748
    500     Economic Development Authority
              Lease Revenue, Department of
              Environmental Protection, 4.00%,
              11/1/08.........................      517

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
    500     Economic Development Authority
              Lease Revenue, Department of
              Environmental Protection, 4.00%,
              11/1/09.........................      513
  1,000     Economic Development Authority
              Lease Revenue, Capitol Parking
              Garage Project, 5.63%, 6/1/16,
              AMBAC...........................    1,101
  1,000     Economic Development Authority,
              Lease Revenue, 5.50%, 6/1/14,
              Callable 6/1/12 @ 101...........    1,101
    790     Fairmont, Waterworks Revenue,
              5.30%, 7/1/09, Callable 7/1/07 @
              102, MBIA.......................      856
    925     Fairmont, Waterworks Revenue,
              5.50%, 7/1/12, Callable 7/1/07 @
              102, MBIA.......................    1,010
  1,500     Harrison County, Board of
              Education, GO, 6.30%, 5/1/05,
              FGIC............................    1,559
  2,500     Harrison County, Board of
              Education, GO, 6.40%, 5/1/07,
              FGIC............................    2,763
  2,000     Harrison County, Community SO,
              Revenue, Series A, 6.25%,
              5/15/10, ETM....................    2,237
    735     Jackson County, Residential
              Mortgage Revenue, 7.38%, 6/1/10,
              FGIC............................      885
  1,000     Jefferson County Board of
              Education, Public School, GO,
              5.25%, 7/1/09...................    1,094
  3,260     Kanawha, Mercer & Nicholas
              Counties, Single Family Mortgage
              Revenue, 0.00%, 2/1/15,
              Prerefunded 2/1/14 @ 89.85......    1,878
  4,550     Kanawha-Putnam County, Single
              Family Mortgage Revenue, Series
              A, 0.00%, 12/1/16, AMBAC, ETM...    2,500
  1,453     Keyser Housing Corp., Mortgage
              Revenue, 7.25%, 4/1/21, Callable
              6/1/05 @ 100....................    1,455
  1,065     Marion County, Single Family
              Mortgage Revenue, 7.38%, 8/1/11,
              FGIC, ETM.......................    1,303
    500     Marshall County, SO, 6.50%,
              5/15/10, ETM....................      562
    300     Monongalia County, Board of
              Education, GO, 7.00%, 4/1/05,
              MBIA............................      312

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
  1,000     Monongalia County, Building
              Community, Healthcare Revenue,
              5.75%, 11/15/14, Callable 6/1/05
              @ 101...........................      964
  1,295     Parkersburg Waterworks & Sewer
              System, Revenue, 5.50%, 3/1/10,
              Callable 9/1/06 @ 102, FSA......    1,402
  1,335     Parkersburg Waterworks & Sewer
              System, Revenue, 5.50%, 9/1/10,
              Callable 9/1/06 @ 102, FSA......    1,445
  1,000     Pleasants County, PCR, Potomac
              Power, 6.15%, 5/1/15, Callable
              5/1/05 @ 102, MBIA..............    1,052
  1,750     Pleasants County, PCR, West Penn
              Power, 6.15%, 5/1/15, Callable
              5/1/05 @ 102, AMBAC.............    1,841
  2,000     Raleigh, Fayette & Nicholas
              Counties, SO, 6.25%, 8/1/11,
              ETM.............................    2,322
    200     School Building Authority,
              Revenue, Capital Improvement,
              Series B, 6.75%, 7/1/06, MBIA...      218
  2,825     School Building Authority,
              Revenue, Capital Improvement,
              5.50%, 7/1/11, Callable 7/1/07 @
              102, AMBAC......................    3,083
  3,500     School Building Authority,
              Revenue, Capital Improvement,
              Series B, 5.40%, 7/1/17,
              Callable 7/1/07 @ 102, FSA......    3,750
  2,990     State Building Commission, Lease
              Revenue, West Virginia Regional
              Jail, Series A, 5.25%, 7/1/12,
              AMBAC...........................    3,276
  1,000     State Building Commission, Lottery
              Commission Revenue, Series A,
              5.25%, 7/1/08, Callable 7/1/07 @
              102, MBIA.......................    1,082
  2,465     State Building Commission, Lottery
              Commission Revenue, Series A,
              5.25%, 7/1/09, Callable 7/1/07 @
              102, MBIA.......................    2,666
  1,000     State Capital Appreciation
              Infrastructure, Series A, GO,
              0.00%, 11/1/13, FGIC............      663
  1,000     State Capital Appreciation
              Infrastructure, Series A, GO,
              0.00%, 11/1/14, FGIC............      623
  1,440     State Higher Education, Interim
              Governing Board, Revenue,
              Marshall University, Series A,
              5.25%, 5/1/16, Callable 5/1/11 @
              100, FGIC.......................    1,536

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
  1,600     State Higher Education, Interim
              Governing Board, Revenue,
              Marshall University, Series A,
              5.25%, 5/1/18, Callable 5/1/11 @
              100, FGIC.......................    1,696
  1,000     State Higher Education, Policy
              Commission Revenue, State
              College Facilities, Series A,
              5.00%, 4/1/10, MBIA.............    1,084
  1,000     State Higher Education, Policy
              Commission Revenue, University
              Facilities, Series A, 5.00%,
              4/1/11, MBIA....................    1,084
  1,500     State Higher Education, Policy
              Commission Revenue, University
              Facilities, Series A, 5.00%,
              4/1/12, MBIA....................    1,626
  1,000     State Hospital Finance Authority,
              Hospital Revenue, 5.13%, 9/1/06,
              Callable 9/1/05 @ 102, MBIA.....    1,051
    895     State Hospital Finance Authority,
              Hospital Revenue, 6.50%, 9/1/16,
              ETM.............................    1,080
  1,000     State Hospital Finance Authority,
              Hospital Revenue, Camden Clark
              Memorial Hospital, Series A,
              5.25%, 2/15/19, Callable 2/15/14
              @ 100, FSA......................    1,054
  1,655     State Hospital Finance Authority,
              Hospital Revenue, West Virginia
              University Hospital, Series A,
              5.00%, 6/1/09, FSA..............    1,781
    655     State Housing Development,
              Revenue, AMT, 5.65%, 11/1/15,
              Callable 11/1/07 @ 102..........      679
  1,075     State Infrastructure, GO, Series
              B, AMT, 5.75%, 11/1/12, FGIC....    1,185
  2,000     State Parkways Economic
              Development & Tourism Authority,
              Revenue, 5.25%, 5/15/19, FGIC...    2,171
  1,000     State Parkways, Economic
              Development & Tourism Authority,
              Revenue, 5.25%, 5/15/16, FGIC...    1,091
  1,500     State Roads, GO, 5.20%, 6/1/14,
              Callable 6/1/09 @ 101...........    1,602

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 92

ONE GROUP WEST VIRGINIA MUNICIPAL BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
  1,075     State Roads, GO, 5.25%, 6/1/16,
              Callable 6/1/09 @ 101, FSA......    1,149
    970     State Roads, GO, 5.50%, 6/1/17,
              Callable 6/1/10 @ 101, FGIC.....    1,056
  1,000     State School Building Authority,
              Lottery Revenue, 4.00%, 7/1/08,
              MBIA............................    1,040
  1,200     State Water Development Authority,
              Infrastructure Revenue, Series
              A, 5.50%, 10/1/18, Callable
              10/1/13 @ 101, AMBAC............    1,314
    620     State Water Development Authority,
              Infrastructure Revenue, Series
              A, 5.35%, 10/1/13, Callable
              10/1/10 @ 100, FSA..............      677
    770     State Water Development Authority,
              Infrastructure Revenue, Series
              A, 5.40%, 10/1/14, Callable
              10/1/10 @ 100, FSA..............      839
  2,275     State Water Development Authority,
              Water Development Revenue,
              Program II, Series B, 5.00%,
              11/1/12, AMBAC..................    2,467
  1,000     State Water Development Authority,
              Water Development Revenue,
              Program II, Series B, 5.00%,
              11/1/13, AMBAC..................    1,080
  1,000     State, GO, 5.25%, 6/1/08, FGIC....    1,086
  1,000     State, GO, Series B, AMT, 5.80%,
              11/1/11, Callable 11/1/06 @ 102,
              FGIC............................    1,086
  1,000     State, GO, Series B, AMT, 5.85%,
              11/1/12, Callable 11/1/06 @ 102,
              FGIC............................    1,081

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
MUNICIPAL BONDS, CONTINUED:
West Virginia, continued:
  1,000     State, GO, 5.75%, 6/1/13, Callable
              6/1/09 @ 101....................    1,109
  1,000     State, GO, 5.75%, 6/1/15, Callable
              6/1/09 @ 101....................    1,099
  1,000     University Revenue, 0.00%,
              4/1/16..........................      568
  1,000     University Revenue, 0.00%,
              4/1/17..........................      535
  1,000     University Revenue, 0.00%,
              4/1/18..........................      504
    750     University Revenue, State
              University System, Marshall
              University Library, Series A,
              5.60%, 4/1/11, Callable 4/1/06 @
              101, AMBAC......................      798
  1,000     West Virginia School Building
              Authority, Revenue, Capital
              Improvement, 4.00%, 7/1/10,
              AMBAC...........................    1,032
  1,000     Wheeling Waterworks & Sewer
              System, Revenue, 5.40%, 6/1/11,
              Callable 6/1/07 @ 100, FGIC.....    1,072
                                                -------
                                                 93,564
                                                -------
  Total Municipal Bonds                         101,107
                                                -------
INVESTMENT COMPANIES (0.8%):
    855     Blackrock Provident Institutional
              Funds, Tax-Free Money Market
              Fund............................      855
      0     One Group Municipal Money Market
              Fund, Class I (b)...............        0
                                                -------
  Total Investment Companies                        855
                                                -------
Total (Cost $96,025) (a)                        101,962
                                                =======

------------
Percentages indicated are based on net assets of $101,683.

(a) Represents cost for financial reporting purposes and differs from market value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $6,020
                   Unrealized depreciation......................     (83)
                                                                  ------
                   Net unrealized appreciation (depreciation)...  $5,937
                                                                  ======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Investment in affiliate.

Amounts shown as 0 rounded to less than 1,000.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
ABBREVIATIONS

ACA          Insured by American Capital Access

AMBAC        Insured by AMBAC Indemnity Corporation

AMT          Alternative Minimum Tax Paper

BIG          Insured by Bond Insurance Guarantee

EDR          Economic Development Revenue

ETM          Escrowed to Maturity

FGIC         Insured by Financial Guaranty Insurance Corporation

FHA          Federal Housing Administration

FHLMC        Insured by Freddie Mac

FNMA         Insured by Fannie Mae

FSA          Insured by Federal Security Assurance

GNMA         Insured by Government National Mortgage Association

GO           General Obligation

GSL          Guaranteed Student Loans

GTY          Guaranty

IDA          Industrial Development Authority

IDR          Industrial Development Revenue

IF           Inverse Floater

LOC          Letter of Credit

MBIA         Insured by Municipal Bond Insurance Association

PCR          Pollution Control Revenue

PSFG         Permanent School Funding Guarantee

Q-SBLF       Qualified School Board Loan Fund

SO           Special Obligation

VA           Veterans Administration

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 94

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                SHORT-TERM    INTERMEDIATE    TAX-FREE    MUNICIPAL      ARIZONA
                                                MUNICIPAL       TAX-FREE        BOND        INCOME      MUNICIPAL
                                                BOND FUND      BOND FUND        FUND         FUND       BOND FUND
                                                ----------    ------------    --------    ----------    ---------
ASSETS:
Investments, at cost..........................   $535,553       $583,390      $470,909    $1,019,075    $136,406
Unrealized appreciation (depreciation) from
  investments.................................     (1,739)        25,691        32,790         7,198       7,415
                                                 --------       --------      --------    ----------    --------
Investments, at value.........................    533,814        609,081       503,699     1,026,273     143,821
Cash..........................................      1,010             --            --            --          --
Interest and dividends receivable.............      6,542          7,637         7,593        13,328       2,676
Receivable for capital shares issued..........        238             49            49           677         322
Prepaid expenses and other receivables........          7              7             6            13           2
                                                 --------       --------      --------    ----------    --------
Total Assets..................................    541,611        616,774       511,347     1,040,291     146,821
                                                 --------       --------      --------    ----------    --------
LIABILITIES:
Cash overdraft................................         --             --            --         8,324          --
Dividends payable.............................      1,072          2,033         1,910         3,446         486
Payable for capital shares redeemed...........      2,579            181           424           338          --
Accrued expenses and other payables:
  Investment advisory fees....................        166            202           168           340          48
  Administration fees.........................         78             82            68           138          20
  Distribution fees...........................         87             24            22           126           5
  Other.......................................         69             55            79         1,015          31
                                                 --------       --------      --------    ----------    --------
Total Liabilities.............................      4,051          2,577         2,671        13,727         590
                                                 --------       --------      --------    ----------    --------
NET ASSETS:
Capital.......................................    540,435        591,244       469,677     1,044,466     138,802
Undistributed (distributions in excess of) net
  investment income...........................         79             88           102         1,103          25
Accumulated undistributed net realized gains
  (losses) from investment transactions.......     (1,215)        (2,826)        6,107       (26,203)        (11)
Net unrealized appreciation (depreciation)
  from investments............................     (1,739)        25,691        32,790         7,198       7,415
                                                 --------       --------      --------    ----------    --------
Net Assets....................................   $537,560       $614,197      $508,676    $1,026,564    $146,231
                                                 ========       ========      ========    ==========    ========
NET ASSETS:
  Class I.....................................   $331,423       $535,928      $437,303    $  763,172    $128,048
  Class A.....................................    107,434         64,662        57,927       131,692      16,352
  Class B.....................................     20,726         13,607        13,446        89,997       1,831
  Class C.....................................     77,977             --            --        41,703          --
                                                 --------       --------      --------    ----------    --------
Total.........................................   $537,560       $614,197      $508,676    $1,026,564    $146,231
                                                 ========       ========      ========    ==========    ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES):
  Class I.....................................     32,523         48,476        33,950        78,336      13,011
  Class A.....................................     10,573          5,850         4,490        13,455       1,675
  Class B.....................................      2,025          1,228         1,044         9,244         186
  Class C.....................................      7,620             --            --         4,287          --
                                                 --------       --------      --------    ----------    --------
Total.........................................     52,741         55,554        39,484       105,322      14,872
                                                 ========       ========      ========    ==========    ========
Net Asset Value
  Class I -- Offering and redemption price per
    share.....................................   $  10.19       $  11.06      $  12.88    $     9.74    $   9.84
                                                 ========       ========      ========    ==========    ========
  Class A -- Redemption price per share.......   $  10.16       $  11.05      $  12.90    $     9.79    $   9.76
                                                 ========       ========      ========    ==========    ========
      Maximum sales charge....................      3.00%          4.50%         4.50%         4.50%       4.50%
                                                 ========       ========      ========    ==========    ========
      Maximum offering price per share
         (100%/(100%-maximum sales charge) of
         net asset value adjusted to the
         nearest cent)........................   $  10.47       $  11.57      $  13.51    $    10.25    $  10.22
                                                 ========       ========      ========    ==========    ========
  Class B -- Offering price per share (a).....   $  10.23       $  11.08      $  12.88    $     9.74    $   9.85
                                                 ========       ========      ========    ==========    ========
  Class C -- Offering price per share (a).....   $  10.23                                 $     9.73
                                                 ========                                 ==========

------------
(a) Redemption price for Class B and Class C shares varies based on the length of time the shares are held.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                  KENTUCKY     LOUISIANA    MICHIGAN       OHIO       WEST VIRGINIA
                                                  MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL      MUNICIPAL
                                                  BOND FUND    BOND FUND    BOND FUND    BOND FUND      BOND FUND
                                                  ---------    ---------    ---------    ---------    -------------
ASSETS:
Investments, at cost............................  $111,497     $110,479     $264,441     $228,187       $ 96,025
Unrealized appreciation (depreciation) from
  investments...................................     6,963        6,976       17,457       11,653          5,937
                                                  --------     --------     --------     --------       --------
Investments, at value*..........................   118,460      117,455      281,898      239,840        101,962
Cash............................................        52           75           --           --             --
Interest and dividends receivable...............     1,675        1,537        2,834        2,254          1,184
Receivable for capital shares issued............       165            5          175           44             --
Receivable from brokers for investments sold....        --           --        1,245           --             --
Prepaid expenses and other receivables..........         2            2            4            3              2
                                                  --------     --------     --------     --------       --------
Total Assets....................................   120,354      119,074      286,156      242,141        103,148
                                                  --------     --------     --------     --------       --------
LIABILITIES:
Dividends payable...............................       445          386        1,119          768            351
Payable to brokers for investments purchased....        --           --        1,065           --          1,035
Payable for capital shares redeemed.............        62          342           24          206              5
Accrued expenses and other payables:
  Investment advisory fees......................        39           40           92           77             34
  Administration fees...........................        16           16           38           32             14
  Distribution fees.............................        11           22           41           59             10
  Other.........................................        36           20           34           52             16
                                                  --------     --------     --------     --------       --------
Total Liabilities...............................       609          826        2,413        1,194          1,465
                                                  --------     --------     --------     --------       --------
NET ASSETS:
Capital.........................................   114,075      112,826      276,586      234,021         97,503
Undistributed (distributions in excess of) net
  investment income.............................        37           35          121           46             34
Accumulated undistributed net realized gains
  (losses) from investment transactions.........    (1,330)      (1,589)     (10,421)      (4,773)        (1,791)
Net unrealized appreciation (depreciation) from
  investments...................................     6,963        6,976       17,457       11,653          5,937
                                                  --------     --------     --------     --------       --------
Net Assets......................................  $119,745     $118,248     $283,743     $240,947       $101,683
                                                  ========     ========     ========     ========       ========
NET ASSETS:
  Class I.......................................  $ 95,277     $ 45,453     $172,951     $110,433       $ 83,362
  Class A.......................................    13,935       59,497       77,774       74,235          7,695
  Class B.......................................    10,533       13,298       33,018       56,279         10,626
                                                  --------     --------     --------     --------       --------
Total...........................................  $119,745     $118,248     $283,743     $240,947       $101,683
                                                  ========     ========     ========     ========       ========
OUTSTANDING UNITS OF BENEFICIAL INTEREST
  (SHARES):
  Class I.......................................     9,301        4,481       15,984       10,101          8,242
  Class A.......................................     1,359        5,864        7,181        6,761            754
  Class B.......................................     1,034        1,311        3,174        5,092          1,042
                                                  --------     --------     --------     --------       --------
Total...........................................    11,694       11,656       26,339       21,954         10,038
                                                  ========     ========     ========     ========       ========
Net Asset Value
  Class I -- Offering and redemption price per
    share.......................................  $  10.24     $  10.14     $  10.82     $  10.93       $  10.11
                                                  ========     ========     ========     ========       ========
  Class A -- Redemption price per share.........  $  10.26     $  10.15     $  10.83     $  10.98       $  10.21
                                                  ========     ========     ========     ========       ========
      Maximum sales charge......................     4.50%        4.50%        4.50%        4.50%          4.50%
                                                  ========     ========     ========     ========       ========
      Maximum offering price per share
         (100%/(100%-maximum sales charge) of
         net asset value adjusted to the nearest
         cent)..................................  $  10.74     $  10.63     $  11.34     $  11.50       $  10.69
                                                  ========     ========     ========     ========       ========
  Class B -- Offering price per share (a).......  $  10.19     $  10.15     $  10.40     $  11.05       $  10.20
                                                  ========     ========     ========     ========       ========

  *Includes Investments in affiliates of:.......  $     12     $      8     $      5     $     27       $     --(b)
                                                  --------     --------     --------     --------       --------

------------
(a) Redemption price for Class B shares varies based on the length of time the shares are held.

(b) Amount is less than $1,000.
See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 96

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                                       SHORT-TERM    INTERMEDIATE    TAX-FREE    MUNICIPAL     ARIZONA
                                                       MUNICIPAL       TAX-FREE        BOND       INCOME      MUNICIPAL
                                                       BOND FUND      BOND FUND        FUND        FUND       BOND FUND
                                                       ----------    ------------    --------    ---------    ---------
INVESTMENT INCOME:
Interest income......................................   $ 16,402       $ 29,540      $ 27,766    $ 53,603      $ 6,984
Dividend income......................................        169             63            70       1,190           15
                                                        --------       --------      --------    --------      -------
Total Income.........................................     16,571         29,603        27,836      54,793        6,999
                                                        --------       --------      --------    --------      -------
EXPENSES:
Investment advisory fees.............................      3,420          3,927         2,506       5,205          685
Administration fees..................................        920          1,056           898       1,866          246
Distribution fees (Class A)..........................        410            247           219         543           40
Distribution fees (Class B)..........................        224            156           154       1,070           17
Distribution fees (Class C)..........................        930             --            --         513           --
Custodian fees.......................................          4             14            10          16            3
Interest expense.....................................          4             --(a)         --(a)        4           --
Legal and audit fees.................................         16             16            13          25            6
Trustees' fees and expenses..........................          6              5             4          10            1
Transfer agent fees..................................         67             26            23          92            3
Registration and filing fees.........................         78             48            49          48           12
Printing and mailing costs...........................         32             32            24          57            6
Other................................................         54             54            40          96           15
                                                        --------       --------      --------    --------      -------
Total expenses before waivers........................      6,165          5,581         3,940       9,545        1,034
Less waivers.........................................     (1,860)        (1,395)         (357)       (891)         (89)
Less reimbursement for legal matters.................         (6)            (7)           (6)        (13)          (2)
                                                        --------       --------      --------    --------      -------
Net Expenses.........................................      4,299          4,179         3,577       8,641          943
                                                        --------       --------      --------    --------      -------
Net Investment Income................................     12,272         25,424        24,259      46,152        6,056
                                                        --------       --------      --------    --------      -------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  TRANSACTIONS:
Net realized gains (losses) from investment
  transactions.......................................     (1,216)         4,386         8,064      (5,336)         216
Net change in unrealized appreciation (depreciation)
  from investments...................................    (10,540)       (27,694)      (30,117)    (35,939)      (6,563)
                                                        --------       --------      --------    --------      -------
Net realized/unrealized gains (losses) from
  investment transactions............................    (11,756)       (23,308)      (22,053)    (41,275)      (6,347)
                                                        --------       --------      --------    --------      -------
Change in net assets resulting from operations.......   $    516       $  2,116      $  2,206    $  4,877      $  (291)
                                                        ========       ========      ========    ========      =======

------------
(a) Amount is less than $1,000.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                                                                                               WEST
                                                       KENTUCKY     LOUISIANA    MICHIGAN       OHIO         VIRGINIA
                                                       MUNICIPAL    MUNICIPAL    MUNICIPAL    MUNICIPAL      MUNICIPAL
                                                       BOND FUND    BOND FUND    BOND FUND    BOND FUND      BOND FUND
                                                       ---------    ---------    ---------    ---------    -------------
INVESTMENT INCOME:
Interest income......................................   $ 6,155      $ 6,178     $ 15,027     $ 11,875        $ 4,944
Dividend income from affiliates......................         3            2            1            1(a)          13
Dividend income......................................        17           17           31           15             27
                                                        -------      -------     --------     --------        -------
Total Income.........................................     6,175        6,197       15,059       11,891          4,984
                                                        -------      -------     --------     --------        -------
EXPENSES:
Investment advisory fees.............................       593          837        1,408        1,593            496
Administration fees..................................       212          225          505          428            178
Distribution fees (Class A)..........................        50          248          303          283             33
Distribution fees (Class B)..........................       130          152          370          659            120
Custodian fees.......................................         4            3            7            7              3
Interest expense.....................................        --(a)        --(a)        --(a)        --(a)          --(a)
Legal and audit fees.................................         6            8            9            9              6
Trustees' fees and expenses..........................         1            1            2            2              1
Transfer agent fees..................................        10           22           27           45              7
Registration and filing fees.........................        17           15           42           22             15
Printing and mailing costs...........................         6            6           14           13              5
Other................................................        18           18           31           35             16
                                                        -------      -------     --------     --------        -------
Total expenses before waivers........................     1,047        1,535        2,718        3,096            880
Less waivers.........................................       (96)        (367)        (287)        (705)           (86)
Less reimbursement for legal matters.................        (1)          (2)          (3)          (3)            (1)
                                                        -------      -------     --------     --------        -------
Net Expenses.........................................       950        1,166        2,428        2,388            793
                                                        -------      -------     --------     --------        -------
Net Investment Income................................     5,225        5,031       12,631        9,503          4,191
                                                        -------      -------     --------     --------        -------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  TRANSACTIONS:
Net realized gains (losses) from investment
  transactions.......................................       299         (157)         175          (15)          (285)
Net change in unrealized appreciation (depreciation)
  from investments...................................    (5,604)      (5,788)     (13,678)     (10,448)        (4,289)
                                                        -------      -------     --------     --------        -------
Net realized/unrealized gains (losses) from
  investment transactions............................    (5,305)      (5,945)     (13,503)     (10,463)        (4,574)
                                                        -------      -------     --------     --------        -------
Change in net assets resulting from operations.......   $   (80)     $  (914)    $   (872)    $   (960)       $  (383)
                                                        =======      =======     ========     ========        =======

------------
(a) Amount is less than 1,000.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 98

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                        SHORT-TERM MUNICIPAL    INTERMEDIATE TAX-FREE           TAX-FREE
                                                             BOND FUND                BOND FUND                BOND FUND
                                                        --------------------    ----------------------    --------------------
                                                             YEAR ENDED               YEAR ENDED               YEAR ENDED
                                                              JUNE 30,                 JUNE 30,                 JUNE 30,
                                                        --------------------    ----------------------    --------------------
                                                          2004        2003        2004         2003         2004        2003
                                                        --------    --------    ---------    ---------    --------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income................................  $ 12,272    $ 11,243    $ 25,424     $ 27,705     $ 24,259    $ 27,424
 Net realized gains (losses) from investment
   transactions.......................................    (1,216)      2,521       4,386        6,347        8,064       4,045
 Net change in unrealized appreciation (depreciation)
   from investments...................................   (10,540)      5,415     (27,694)      18,305      (30,117)     20,734
                                                        --------    --------    --------     --------     --------    --------
Change in net assets resulting from operations........       516      19,179       2,116       52,357        2,206      52,203
                                                        --------    --------    --------     --------     --------    --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
 From net investment income...........................    (7,900)     (7,525)    (22,460)     (24,806)     (21,170)    (24,172)
 From net realized gains from investment
   transactions.......................................      (985)       (295)         --           --         (858)         --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
 From net investment income...........................    (2,502)     (1,913)     (2,598)      (2,383)      (2,611)     (2,583)
 From net realized gains from investment
   transactions.......................................      (374)        (81)         --           --         (108)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
 From net investment income...........................      (359)       (305)       (475)        (416)        (540)       (570)
 From net realized gains from investment
   transactions.......................................       (71)        (15)         --           --          (27)         --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
 From net investment income...........................    (1,475)     (1,470)
 From net realized gains from investment
   transactions.......................................      (289)        (77)
                                                        --------    --------    --------     --------     --------    --------
Change in net assets from shareholder distributions...   (13,955)    (11,681)    (25,533)     (27,605)     (25,314)    (27,325)
                                                        --------    --------    --------     --------     --------    --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions........   (10,760)    241,644     (68,058)       4,180      (68,326)    (28,883)
                                                        --------    --------    --------     --------     --------    --------
Change in net assets..................................   (24,199)    249,142     (91,475)      28,932      (91,434)     (4,005)
NET ASSETS:
 Beginning of period..................................   561,759     312,617     705,672      676,740      600,110     604,115
                                                        --------    --------    --------     --------     --------    --------
 End of period........................................  $537,560    $561,759    $614,197     $705,672     $508,676    $600,110
                                                        ========    ========    ========     ========     ========    ========

                                                            MUNICIPAL             ARIZONA MUNICIPAL       KENTUCKY MUNICIPAL
                                                           INCOME FUND                BOND FUND               BOND FUND
                                                     ------------------------    --------------------    --------------------
                                                            YEAR ENDED                YEAR ENDED              YEAR ENDED
                                                             JUNE 30,                  JUNE 30,                JUNE 30,
                                                     ------------------------    --------------------    --------------------
                                                        2004          2003         2004        2003        2004        2003
                                                     ----------    ----------    --------    --------    --------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income.............................  $   46,152    $   52,686    $  6,056    $  6,984    $  5,225    $  6,044
 Net realized gains (losses) from investment
   transactions....................................      (5,336)       15,703         216       1,482         299         473
 Net change in unrealized appreciation
   (depreciation) from investments.................     (35,939)        9,176      (6,563)      4,565      (5,604)      4,412
                                                     ----------    ----------    --------    --------    --------    --------
Change in net assets resulting from operations.....       4,877        77,565        (291)     13,031         (80)     10,929
                                                     ----------    ----------    --------    --------    --------    --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
 From net investment income........................     (34,309)      (40,029)     (5,553)     (6,537)     (4,245)     (5,048)
 From net realized gains from investment
   transactions....................................          --            --        (289)         --          --          --
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
 From net investment income........................      (5,827)       (6,963)       (441)       (401)       (548)       (532)
 From net realized gains from investment
   transactions....................................          --            --         (21)         --          --          --
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
 From net investment income........................      (3,353)       (4,003)        (54)        (43)       (411)       (473)
 From net realized gains from investment
   transactions....................................          --            --          (3)         --          --          --
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
 From net investment income........................      (1,607)       (1,768)
                                                     ----------    ----------    --------    --------    --------    --------
Change in net assets from shareholder
 distributions.....................................     (45,096)      (52,763)     (6,361)     (6,981)     (5,204)     (6,053)
                                                     ----------    ----------    --------    --------    --------    --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions.....    (194,596)      (43,716)     (1,995)    (23,535)    (21,934)     (8,541)
                                                     ----------    ----------    --------    --------    --------    --------
Change in net assets...............................    (234,815)      (18,914)     (8,647)    (17,485)    (27,218)     (3,665)
NET ASSETS:
 Beginning of period...............................   1,261,379     1,280,293     154,878     172,363     146,963     150,628
                                                     ----------    ----------    --------    --------    --------    --------
 End of period.....................................  $1,026,564    $1,261,379    $146,231    $154,878    $119,745    $146,963
                                                     ==========    ==========    ========    ========    ========    ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

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MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                        LOUISIANA MUNICIPAL      MICHIGAN MUNICIPAL        OHIO MUNICIPAL
                                                             BOND FUND               BOND FUND               BOND FUND
                                                        --------------------    --------------------    --------------------
                                                             YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                              JUNE 30,                JUNE 30,                JUNE 30,
                                                        --------------------    --------------------    --------------------
                                                          2004        2003        2004        2003        2004        2003
                                                        --------    --------    --------    --------    --------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income................................  $  5,031    $  5,556    $ 12,631    $ 13,228    $  9,503    $  9,637
 Net realized gains (losses) from investment
   transactions.......................................      (157)        395         175         813         (15)        185
 Net change in unrealized appreciation (depreciation)
   from investments...................................    (5,788)      5,091     (13,678)     12,099     (10,448)      9,126
                                                        --------    --------    --------    --------    --------    --------
Change in net assets resulting from operations........      (914)     11,042        (872)     26,140        (960)     18,948
                                                        --------    --------    --------    --------    --------    --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
 From net investment income...........................    (2,047)     (2,403)     (7,894)     (8,770)     (4,611)     (5,365)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
 From net investment income...........................    (2,522)     (2,713)     (3,383)     (3,305)     (2,937)     (2,317)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
 From net investment income...........................      (448)       (442)     (1,275)     (1,149)     (1,943)     (1,977)
                                                        --------    --------    --------    --------    --------    --------
Change in net assets from shareholder distributions...    (5,017)     (5,558)    (12,552)    (13,224)     (9,491)     (9,659)
                                                        --------    --------    --------    --------    --------    --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions........   (24,669)     (7,204)    (42,204)     12,368     (42,552)     41,338
                                                        --------    --------    --------    --------    --------    --------
Change in net assets..................................   (30,600)     (1,720)    (55,628)     25,284     (53,003)     50,627
NET ASSETS:
 Beginning of period..................................   148,848     150,568     339,371     314,087     293,950     243,323
                                                        --------    --------    --------    --------    --------    --------
 End of period........................................  $118,248    $148,848    $283,743    $339,371    $240,947    $293,950
                                                        ========    ========    ========    ========    ========    ========

                                                                WEST VIRGINIA MUNICIPAL
                                                                       BOND FUND
                                                                ------------------------
                                                                       YEAR ENDED
                                                                        JUNE 30,
                                                                ------------------------
                                                                   2004          2003
                                                                ----------    ----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
 Net investment income......................................     $  4,191      $  4,297
 Net realized gains (losses) from investment transactions...         (285)          126
 Net change in unrealized appreciation (depreciation) from
   investments..............................................       (4,289)        3,413
                                                                 --------      --------
Change in net assets resulting from operations..............         (383)        7,836
                                                                 --------      --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
 From net investment income.................................       (3,486)       (3,595)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
 From net investment income.................................         (335)         (321)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
 From net investment income.................................         (352)         (380)
                                                                 --------      --------
Change in net assets from shareholder distributions.........       (4,173)       (4,296)
                                                                 --------      --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions..............       (4,995)       11,647
                                                                 --------      --------
Change in net assets........................................       (9,551)       15,187
NET ASSETS:
 Beginning of period........................................      111,234        96,047
                                                                 --------      --------
 End of period..............................................     $101,683      $111,234
                                                                 ========      ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 100

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                    SHORT-TERM MUNICIPAL     INTERMEDIATE TAX-FREE            TAX-FREE
                                         BOND FUND                 BOND FUND                 BOND FUND
                                   ----------------------    ----------------------    ----------------------
                                         YEAR ENDED                YEAR ENDED                YEAR ENDED
                                          JUNE 30,                  JUNE 30,                  JUNE 30,
                                   ----------------------    ----------------------    ----------------------
                                     2004         2003         2004         2003         2004         2003
                                   ---------    ---------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued....  $ 266,860    $ 231,291    $  89,864    $ 126,942    $  56,158    $ 103,160
  Dividends reinvested...........      2,116        1,129        1,563        1,193          792        1,144
  Cost of shares redeemed........   (264,346)    (121,853)    (146,258)    (160,402)    (115,031)    (150,412)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets from Class I
  capital transactions...........  $   4,630    $ 110,567    $ (54,831)   $ (32,267)   $ (58,081)   $ (46,108)
                                   =========    =========    =========    =========    =========    =========
CLASS A SHARES:
  Proceeds from shares issued....  $  85,572    $  97,375    $  18,821    $  39,020    $  18,398    $  58,154
  Dividends reinvested...........      2,147        1,425        1,403        1,275        1,597        1,642
  Cost of shares redeemed........    (86,730)     (40,818)     (30,355)     (11,763)     (27,025)     (46,309)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets from Class A
  capital transactions...........  $     989    $  57,982    $ (10,131)   $  28,532    $  (7,030)   $  13,487
                                   =========    =========    =========    =========    =========    =========
CLASS B SHARES:
  Proceeds from shares issued....  $   6,108    $  16,418    $   2,005    $   9,786    $   1,655    $   6,223
  Dividends reinvested...........        328          219          278          248          454          442
  Cost of shares redeemed........     (8,032)      (1,816)      (5,379)      (2,119)      (5,324)      (2,927)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in net assets from Class B
  capital transactions...........  $  (1,596)   $  14,821    $  (3,096)   $   7,915    $  (3,215)   $   3,738
                                   =========    =========    =========    =========    =========    =========
CLASS C SHARES:
  Proceeds from shares issued....  $  71,970    $ 118,627
  Dividends reinvested...........      1,470        1,261
  Cost of shares redeemed........    (88,223)     (61,614)
                                   ---------    ---------
Change in net assets from Class C
  capital transactions...........  $ (14,783)   $  58,274
                                   =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued.........................     25,855       22,328        7,981       11,260        4,260        7,807
  Reinvested.....................        204          109          139          106           60           86
  Redeemed.......................    (25,649)     (11,761)     (12,985)     (14,199)      (8,747)     (11,348)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in Class I Shares.........        410       10,676       (4,865)      (2,833)      (4,427)      (3,455)
                                   =========    =========    =========    =========    =========    =========
CLASS A SHARES:
  Issued.........................      8,300        9,414        1,674        3,452        1,396        4,394
  Reinvested.....................        208          138          125          113          121          124
  Redeemed.......................     (8,424)      (3,951)      (2,701)      (1,042)      (2,063)      (3,499)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in Class A Shares.........         84        5,601         (902)       2,523         (546)       1,019
                                   =========    =========    =========    =========    =========    =========
CLASS B SHARES:
  Issued.........................        589        1,579          178          863          125          471
  Reinvested.....................         32           21           25           22           35           33
  Redeemed.......................       (773)        (175)        (478)        (187)        (407)        (222)
                                   ---------    ---------    ---------    ---------    ---------    ---------
Change in Class B Shares.........       (152)       1,425         (275)         698         (247)         282
                                   =========    =========    =========    =========    =========    =========
CLASS C SHARES:
  Issued.........................      6,915       11,411
  Reinvested.....................        141          121
  Redeemed.......................     (8,493)      (5,926)
                                   ---------    ---------
Change in Class C Shares.........     (1,437)       5,606
                                   =========    =========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                              MUNICIPAL            ARIZONA MUNICIPAL       KENTUCKY MUNICIPAL
                                             INCOME FUND               BOND FUND               BOND FUND
                                        ----------------------    --------------------    --------------------
                                              YEAR ENDED               YEAR ENDED              YEAR ENDED
                                               JUNE 30,                 JUNE 30,                JUNE 30,
                                        ----------------------    --------------------    --------------------
                                          2004         2003         2004        2003        2004        2003
                                        ---------    ---------    --------    --------    --------    --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued.........  $  84,246    $ 108,958    $ 14,836    $ 22,795    $  7,072    $ 13,608
  Dividends reinvested................      1,018        1,293         143          43          49          38
  Cost of shares redeemed.............   (191,847)    (188,980)    (22,542)    (48,840)    (24,042)    (24,164)
                                        ---------    ---------    --------    --------    --------    --------
Change in net assets from Class I
  capital transactions................  $(106,583)   $ (78,729)   $ (7,563)   $(26,002)   $(16,921)   $(10,518)
                                        =========    =========    ========    ========    ========    ========
CLASS A SHARES:
  Proceeds from shares issued.........  $  42,801    $  57,657    $ 10,882    $  5,763    $  3,296    $  5,177
  Dividends reinvested................      4,381        5,391         251         266         305         326
  Cost of shares redeemed.............    (93,308)     (49,514)     (5,712)     (4,246)     (4,686)     (3,456)
                                        ---------    ---------    --------    --------    --------    --------
Change in net assets from Class A
  capital transactions................  $ (46,126)   $  13,534    $  5,421    $  1,783    $ (1,085)   $  2,047
                                        =========    =========    ========    ========    ========    ========
CLASS B SHARES:
  Proceeds from shares issued.........  $   3,953    $  21,870    $    537    $    848    $    467    $  2,146
  Dividends reinvested................      2,497        2,961          39          36         304         341
  Cost of shares redeemed.............    (33,381)     (18,301)       (429)       (200)     (4,699)     (2,558)
                                        ---------    ---------    --------    --------    --------    --------
Change in net assets from Class B
  capital transactions................  $ (26,931)   $   6,530    $    147    $    684    $ (3,928)   $    (71)
                                        =========    =========    ========    ========    ========    ========
CLASS C SHARES:
  Proceeds from shares issued.........  $  15,062    $  33,064
  Dividends reinvested................      1,266        1,387
  Cost of shares redeemed.............    (31,284)     (19,501)
                                        ---------    ---------
Change in net assets from Class C
  capital transactions................  $ (14,956)   $  14,950
                                        =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued..............................      8,487       10,882       1,471       2,255         671       1,298
  Reinvested..........................        102          130          14           4           4           4
  Redeemed............................    (19,377)     (18,872)     (2,244)     (4,805)     (2,296)     (2,302)
                                        ---------    ---------    --------    --------    --------    --------
Change in Class I Shares..............    (10,788)      (7,860)       (759)     (2,546)     (1,621)     (1,000)
                                        =========    =========    ========    ========    ========    ========
CLASS A SHARES:
  Issued..............................      4,297        5,731       1,093         568         316         490
  Reinvested..........................        439          538          25          26          29          31
  Redeemed............................     (9,388)      (4,924)       (579)       (420)       (448)       (328)
                                        ---------    ---------    --------    --------    --------    --------
Change in Class A Shares..............     (4,652)       1,345         539         174        (103)        193
                                        =========    =========    ========    ========    ========    ========
CLASS B SHARES:
  Issued..............................        399        2,187          54          83          45         204
  Reinvested..........................        251          297           4           4          29          33
  Redeemed............................     (3,373)      (1,832)        (43)        (20)       (450)       (246)
                                        ---------    ---------    --------    --------    --------    --------
Change in Class B Shares..............     (2,723)         652          15          67        (376)         (9)
                                        =========    =========    ========    ========    ========    ========
CLASS C SHARES:
  Issued..............................      1,511        3,307
  Reinvested..........................        128          139
  Redeemed............................     (3,167)      (1,950)
                                        ---------    ---------
Change in Class C Shares..............     (1,528)       1,496
                                        =========    =========

------------
(a) Amount is less than 1,000.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 102

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                          LOUISIANA MUNICIPAL      MICHIGAN MUNICIPAL        OHIO MUNICIPAL
                                               BOND FUND               BOND FUND               BOND FUND
                                          --------------------    --------------------    --------------------
                                               YEAR ENDED              YEAR ENDED              YEAR ENDED
                                                JUNE 30,                JUNE 30,                JUNE 30,
                                          --------------------    --------------------    --------------------
                                            2004        2003        2004        2003        2004        2003
                                          --------    --------    --------    --------    --------    --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued...........  $  4,772    $  3,863    $ 17,455    $ 26,488    $ 12,960    $ 23,017
  Dividends reinvested..................        23          52         436         465         155         228
  Cost of shares redeemed...............   (13,485)    (18,273)    (40,332)    (48,232)    (30,749)    (32,016)
                                          --------    --------    --------    --------    --------    --------
Change in net assets from Class I
  capital transactions..................  $ (8,690)   $(14,358)   $(22,441)   $(21,279)   $(17,634)   $ (8,771)
                                          ========    ========    ========    ========    ========    ========
CLASS A SHARES:
  Proceeds from shares issued...........  $  8,749    $ 14,289    $ 19,526    $ 38,639    $ 15,578    $ 46,494
  Dividends reinvested..................     1,576       1,618       2,385       2,289       2,198       1,706
  Cost of shares redeemed...............   (23,917)    (11,505)    (37,353)    (16,462)    (28,304)    (10,441)
                                          --------    --------    --------    --------    --------    --------
Change in net assets from Class A
  capital transactions..................  $(13,592)   $  4,402    $(15,442)   $ 24,466    $(10,528)   $ 37,759
                                          ========    ========    ========    ========    ========    ========
CLASS B SHARES:
  Proceeds from shares issued...........  $  1,570    $  7,525    $  3,686    $ 10,650    $  4,904    $ 18,696
  Dividends reinvested..................       328         334         933         857       1,526       1,574
  Cost of shares redeemed...............    (4,285)     (5,107)     (8,940)     (2,324)    (20,820)     (7,921)
                                          --------    --------    --------    --------    --------    --------
Change in net assets from Class B
  capital transactions..................  $ (2,387)   $  2,752    $ (4,321)   $  9,183    $(14,390)   $ 12,349
                                          ========    ========    ========    ========    ========    ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued................................       463         373       1,575       2,384       1,157       2,055
  Reinvested............................         2           5          39          42          14          20
  Redeemed..............................    (1,314)     (1,754)     (3,645)     (4,357)     (2,759)     (2,854)
                                          --------    --------    --------    --------    --------    --------
Change in Class I Shares................      (849)     (1,376)     (2,031)     (1,931)     (1,588)       (779)
                                          ========    ========    ========    ========    ========    ========
CLASS A SHARES:
  Issued................................       840       1,370       1,757       3,475       1,387       4,128
  Reinvested............................       152         156         215         206         196         152
  Redeemed..............................    (2,315)     (1,102)     (3,386)     (1,483)     (2,524)       (930)
                                          --------    --------    --------    --------    --------    --------
Change in Class A Shares................    (1,323)        424      (1,414)      2,198        (941)      3,350
                                          ========    ========    ========    ========    ========    ========
CLASS B SHARES:
  Issued................................       151         724         344         992         434       1,649
  Reinvested............................        32          32          88          80         135         140
  Redeemed..............................      (415)       (494)       (844)       (218)     (1,856)       (700)
                                          --------    --------    --------    --------    --------    --------
Change in Class B Shares................      (232)        262        (412)        854      (1,287)      1,089
                                          ========    ========    ========    ========    ========    ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                              WEST VIRGINIA MUNICIPAL
                                                                     BOND FUND
                                                              -----------------------
                                                                    YEAR ENDED
                                                                     JUNE 30,
                                                              -----------------------
                                                                 2004         2003
                                                              ----------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued...............................   $  9,989      $14,765
  Dividends reinvested......................................        389          121
  Cost of shares redeemed...................................    (11,982)      (8,774)
                                                               --------      -------
Change in net assets from Class I capital transactions......   $ (1,604)     $ 6,112
                                                               ========      =======
CLASS A SHARES:
  Proceeds from shares issued...............................   $  1,054      $ 4,553
  Dividends reinvested......................................        229          191
  Cost of shares redeemed...................................     (3,222)      (1,393)
                                                               --------      -------
Change in net assets from Class A capital transactions......   $ (1,939)     $ 3,351
                                                               ========      =======
CLASS B SHARES:
  Proceeds from shares issued...............................   $    769      $ 3,028
  Dividends reinvested......................................        249          282
  Cost of shares redeemed...................................     (2,470)      (1,128)
                                                               --------      -------
Change in net assets from Class B capital transactions......   $ (1,452)     $ 2,182
                                                               ========      =======
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued....................................................        966        1,424
  Reinvested................................................         38           12
  Redeemed..................................................     (1,163)        (847)
                                                               --------      -------
Change in Class I Shares....................................       (159)         589
                                                               ========      =======
CLASS A SHARES:
  Issued....................................................        100          434
  Reinvested................................................         22           18
  Redeemed..................................................       (312)        (133)
                                                               --------      -------
Change in Class A Shares....................................       (190)         319
                                                               ========      =======
CLASS B SHARES:
  Issued....................................................         73          289
  Reinvested................................................         24           27
  Redeemed..................................................       (238)        (108)
                                                               --------      -------
Change in Class B Shares....................................       (141)         208
                                                               ========      =======

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 104

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                                 ----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                     NET ASSET                AND UNREALIZED
                                      VALUE,        NET           GAINS        TOTAL FROM      NET         NET
                                     BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME      GAINS     DISTRIBUTIONS
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

SHORT-TERM MUNICIPAL BOND FUND
 (CLASS I)
 Year Ended June 30, 2004..........   $10.43       $0.25          $(0.21)        $ 0.04       $(0.25)     $(0.03)      $(0.28)
 Year Ended June 30, 2003..........    10.24        0.28            0.20           0.48        (0.28)      (0.01)       (0.29)
 Year Ended June 30, 2002..........    10.09        0.35            0.15           0.50        (0.35)         --        (0.35)
 Year Ended June 30, 2001..........     9.90        0.44            0.19           0.63        (0.44)         --        (0.44)
 Year Ended June 30, 2000..........    10.02        0.41           (0.12)          0.29        (0.41)         --        (0.41)

INTERMEDIATE TAX-FREE BOND FUND
 (CLASS I)
 Year Ended June 30, 2004..........    11.46        0.45           (0.40)          0.05        (0.45)         --        (0.45)
 Year Ended June 30, 2003..........    11.05        0.45            0.41           0.86        (0.45)         --        (0.45)
 Year Ended June 30, 2002..........    10.82        0.48            0.23           0.71        (0.48)         --        (0.48)
 Year Ended June 30, 2001..........    10.41        0.50            0.41           0.91        (0.50)         --        (0.50)
 Year Ended June 30, 2000..........    10.68        0.49           (0.27)          0.22        (0.49)         --        (0.49)

TAX-FREE BOND FUND (CLASS I)
 Year Ended June 30, 2004..........    13.42        0.59           (0.52)          0.07        (0.59)      (0.02)       (0.61)
 Year Ended June 30, 2003..........    12.89        0.59            0.53           1.12        (0.59)         --        (0.59)
 Year Ended June 30, 2002..........    12.72        0.61            0.17           0.78        (0.61)         --        (0.61)
 Year Ended June 30, 2001..........    12.15        0.61            0.57           1.18        (0.61)         --        (0.61)
 Year Ended June 30, 2000..........    12.44        0.60           (0.29)          0.31        (0.60)         --        (0.60)

MUNICIPAL INCOME FUND (CLASS I)
 Year Ended June 30, 2004..........    10.09        0.41           (0.35)          0.06        (0.41)         --        (0.41)
 Year Ended June 30, 2003..........     9.89        0.43            0.20           0.63        (0.43)         --        (0.43)
 Year Ended June 30, 2002..........     9.80        0.46            0.09           0.55        (0.46)         --        (0.46)
 Year Ended June 30, 2001..........     9.46        0.48            0.34           0.82        (0.48)         --        (0.48)
 Year Ended June 30, 2000..........     9.92        0.48           (0.46)          0.02        (0.48)         --        (0.48)

ARIZONA MUNICIPAL BOND FUND (CLASS
 I)
 Year Ended June 30, 2004..........    10.28        0.40           (0.42)         (0.02)       (0.40)      (0.02)       (0.42)
 Year Ended June 30, 2003..........     9.92        0.43            0.36           0.79        (0.43)         --        (0.43)
 Year Ended June 30, 2002..........     9.75        0.45            0.17           0.62        (0.45)         --        (0.45)
 Year Ended June 30, 2001..........     9.46        0.46            0.29           0.75        (0.46)         --        (0.46)
 Year Ended June 30, 2000..........     9.74        0.46           (0.21)          0.25        (0.46)      (0.07)       (0.53)

KENTUCKY MUNICIPAL BOND FUND (CLASS
 I)
 Year Ended June 30, 2004..........    10.66        0.43           (0.42)          0.01        (0.43)         --        (0.43)
 Year Ended June 30, 2003..........    10.31        0.44            0.35           0.79        (0.44)         --        (0.44)
 Year Ended June 30, 2002..........    10.19        0.47            0.12           0.59        (0.47)         --        (0.47)
 Year Ended June 30, 2001..........     9.90        0.49            0.29           0.78        (0.49)         --        (0.49)
 Year Ended June 30, 2000..........    10.12        0.49           (0.22)          0.27        (0.49)         --        (0.49)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

--------------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTARY DATA
                                                              ---------------------------------------
                                                                                         RATIO OF NET
                                         NET ASSET            NET ASSETS,    RATIO OF     INVESTMENT
                                          VALUE,                END OF       EXPENSES     INCOME TO
                                          END OF     TOTAL      PERIOD      TO AVERAGE     AVERAGE
                                          PERIOD     RETURN     (000'S)     NET ASSETS    NET ASSETS
                                         ---------   ------   -----------   ----------   ------------

SHORT-TERM MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............  $10.19      0.35%    $331,423        0.55%         2.36%
  Year Ended June 30, 2003..............   10.43      4.81      334,990        0.55          2.79
  Year Ended June 30, 2002..............   10.24      4.98      219,485        0.55          3.48
  Year Ended June 30, 2001..............   10.09      6.52      135,796        0.55          4.43
  Year Ended June 30, 2000..............    9.90      2.93      116,527        0.57          4.09

INTERMEDIATE TAX-FREE BOND FUND (CLASS
 I)
  Year Ended June 30, 2004..............   11.06      0.42      535,928        0.59          3.93
  Year Ended June 30, 2003..............   11.46      7.95      611,080        0.59          4.02
  Year Ended June 30, 2002..............   11.05      6.83      621,073        0.59          4.41
  Year Ended June 30, 2001..............   10.82      8.85      665,256        0.59          4.66
  Year Ended June 30, 2000..............   10.41      2.19      737,277        0.59          4.72

TAX-FREE BOND FUND (CLASS I)
  Year Ended June 30, 2004..............   12.88      0.53      437,303        0.59          4.41
  Year Ended June 30, 2003..............   13.42      8.86      515,093        0.58          4.47
  Year Ended June 30, 2002..............   12.89      6.25      539,253        0.58          4.72
  Year Ended June 30, 2001..............   12.72      9.88      574,311        0.58          4.86
  Year Ended June 30, 2000..............   12.15      2.64      609,667        0.60          4.96

MUNICIPAL INCOME FUND (CLASS I)
  Year Ended June 30, 2004..............    9.74      0.57      763,172        0.59          4.08
  Year Ended June 30, 2003..............   10.09      6.48      898,852        0.59          4.27
  Year Ended June 30, 2002..............    9.89      5.82      959,322        0.59          4.65
  Year Ended June 30, 2001..............    9.80      8.77      931,851        0.58          4.99
  Year Ended June 30, 2000..............    9.46      0.32      857,118        0.57          5.07

ARIZONA MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............    9.84     -0.16      128,048        0.59          4.01
  Year Ended June 30, 2003..............   10.28      8.06      141,541        0.59          4.17
  Year Ended June 30, 2002..............    9.92      6.57      161,869        0.59          4.52
  Year Ended June 30, 2001..............    9.75      7.92      176,004        0.59          4.71
  Year Ended June 30, 2000..............    9.46      2.66      195,753        0.60          4.82

KENTUCKY MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............   10.24      0.10       95,277        0.61          4.09
  Year Ended June 30, 2003..............   10.66      7.74      116,423        0.61          4.12
  Year Ended June 30, 2002..............   10.31      5.89      122,970        0.61          4.56
  Year Ended June 30, 2001..............   10.19      8.06      127,557        0.61          4.89
  Year Ended June 30, 2000..............    9.90      2.83      124,778        0.61          5.00

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS       PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
SHORT-TERM MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.81%           138.36%
  Year Ended June 30, 2003..............       0.81            109.73
  Year Ended June 30, 2002..............       0.81             94.19
  Year Ended June 30, 2001..............       0.81             89.29
  Year Ended June 30, 2000..............       0.89            113.70
INTERMEDIATE TAX-FREE BOND FUND (CLASS
 I)
  Year Ended June 30, 2004..............       0.79             19.10
  Year Ended June 30, 2003..............       0.78             48.87
  Year Ended June 30, 2002..............       0.78             65.46
  Year Ended June 30, 2001..............       0.79             96.03
  Year Ended June 30, 2000..............       0.80             86.32
TAX-FREE BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.64             20.12
  Year Ended June 30, 2003..............       0.63             12.05
  Year Ended June 30, 2002..............       0.63             10.70
  Year Ended June 30, 2001..............       0.63             33.81
  Year Ended June 30, 2000..............       0.66             44.41
MUNICIPAL INCOME FUND (CLASS I)
  Year Ended June 30, 2004..............       0.64             47.57
  Year Ended June 30, 2003..............       0.64             73.77
  Year Ended June 30, 2002..............       0.64             93.62
  Year Ended June 30, 2001..............       0.64             65.31
  Year Ended June 30, 2000..............       0.67            100.61
ARIZONA MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.64             10.64
  Year Ended June 30, 2003..............       0.64             18.17
  Year Ended June 30, 2002..............       0.64             12.38
  Year Ended June 30, 2001..............       0.64             17.30
  Year Ended June 30, 2000..............       0.65             19.28
KENTUCKY MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.66              5.27
  Year Ended June 30, 2003..............       0.66              9.08
  Year Ended June 30, 2002..............       0.66             15.24
  Year Ended June 30, 2001..............       0.66             16.70
  Year Ended June 30, 2000..............       0.69             21.82

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 106

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                                 ----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                     NET ASSET                AND UNREALIZED
                                      VALUE,        NET           GAINS        TOTAL FROM      NET         NET
                                     BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME      GAINS     DISTRIBUTIONS
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

LOUISIANA MUNICIPAL BOND FUND
 (CLASS I)
 Year Ended June 30, 2004..........   $10.58       $0.40          $(0.44)        $(0.04)      $(0.40)     $   --       $(0.40)
 Year Ended June 30, 2003..........    10.20        0.41            0.38           0.79        (0.41)         --        (0.41)
 Year Ended June 30, 2002..........    10.08        0.45            0.12           0.57        (0.45)         --        (0.45)
 Year Ended June 30, 2001..........     9.74        0.48            0.34           0.82        (0.48)         --        (0.48)
 Year Ended June 30, 2000..........     9.96        0.48           (0.21)          0.27        (0.48)      (0.01)       (0.49)

MICHIGAN MUNICIPAL BOND FUND (CLASS
 I)
 Year Ended June 30, 2004..........    11.29        0.47           (0.47)          0.00        (0.47)         --        (0.47)
 Year Ended June 30, 2003..........    10.83        0.46            0.46           0.92        (0.46)         --        (0.46)
 Year Ended June 30, 2002..........    10.65        0.49            0.18           0.67        (0.49)         --        (0.49)
 Year Ended June 30, 2001..........    10.22        0.50            0.43           0.93        (0.50)         --        (0.50)
 Year Ended June 30, 2000..........    10.62        0.51           (0.38)          0.13        (0.51)      (0.02)       (0.53)

OHIO MUNICIPAL BOND FUND (CLASS I)
 Year Ended June 30, 2004..........    11.36        0.44           (0.43)          0.01        (0.44)         --        (0.44)
 Year Ended June 30, 2003..........    10.97        0.44            0.39           0.83        (0.44)         --        (0.44)
 Year Ended June 30, 2002..........    10.79        0.49            0.18           0.67        (0.49)         --        (0.49)
 Year Ended June 30, 2001..........    10.44        0.53            0.35           0.88        (0.53)         --        (0.53)
 Year Ended June 30, 2000..........    10.75        0.53           (0.31)          0.22        (0.53)         --        (0.53)

WEST VIRGINIA MUNICIPAL BOND FUND
 (CLASS I)
 Year Ended June 30, 2004..........    10.55        0.41           (0.44)         (0.03)       (0.41)         --        (0.41)
 Year Ended June 30, 2003..........    10.19        0.44            0.36           0.80        (0.44)         --        (0.44)
 Year Ended June 30, 2002..........    10.06        0.48            0.13           0.61        (0.48)         --        (0.48)
 Year Ended June 30, 2001..........     9.73        0.48            0.33           0.81        (0.48)         --        (0.48)
 Year Ended June 30, 2000..........     9.96        0.49           (0.23)          0.26        (0.49)         --(b)     (0.49)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Amount is less than $0.01.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

--------------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTARY DATA
                                                              ---------------------------------------
                                                                                         RATIO OF NET
                                         NET ASSET            NET ASSETS,    RATIO OF     INVESTMENT
                                          VALUE,                END OF       EXPENSES     INCOME TO
                                          END OF     TOTAL      PERIOD      TO AVERAGE     AVERAGE
                                          PERIOD     RETURN     (000'S)     NET ASSETS    NET ASSETS
                                         ---------   ------   -----------   ----------   ------------

LOUISIANA MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............  $10.14     -0.37%    $ 45,453        0.61%         3.84%
  Year Ended June 30, 2003..............   10.58      7.86       56,421        0.61          3.90
  Year Ended June 30, 2002..............   10.20      5.75       68,446        0.61          4.41
  Year Ended June 30, 2001..............   10.08      8.56       72,627        0.61          4.81
  Year Ended June 30, 2000..............    9.74      2.81       80,167        0.61          4.92

MICHIGAN MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............   10.82     -0.04      172,951        0.60          4.22
  Year Ended June 30, 2003..............   11.29      8.67      203,301        0.60          4.18
  Year Ended June 30, 2002..............   10.83      6.39      216,149        0.60          4.53
  Year Ended June 30, 2001..............   10.65      9.29      218,856        0.59          4.79
  Year Ended June 30, 2000..............   10.22      1.28      233,913        0.61          4.94

OHIO MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............   10.93      0.06      110,433        0.60          3.88
  Year Ended June 30, 2003..............   11.36      7.67      132,810        0.60          3.90
  Year Ended June 30, 2002..............   10.97      6.33      136,759        0.60          4.49
  Year Ended June 30, 2001..............   10.79      8.63      134,934        0.60          4.99
  Year Ended June 30, 2000..............   10.44      2.20      126,362        0.60          5.10

WEST VIRGINIA MUNICIPAL BOND FUND (CLASS
 I)
  Year Ended June 30, 2004..............   10.11     -0.33       83,362        0.60          3.92
  Year Ended June 30, 2003..............   10.55      8.00       88,621        0.59          4.24
  Year Ended June 30, 2002..............   10.19      6.22       79,617        0.61          4.73
  Year Ended June 30, 2001..............   10.06      8.53       86,428        0.61          4.87
  Year Ended June 30, 2000..............    9.73      2.76       91,975        0.61          5.03

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS       PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
LOUISIANA MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.81%             2.10%
  Year Ended June 30, 2003..............       0.81              9.53
  Year Ended June 30, 2002..............       0.81             22.19
  Year Ended June 30, 2001..............       0.81             11.08
  Year Ended June 30, 2000..............       0.83             17.27
MICHIGAN MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.65              9.76
  Year Ended June 30, 2003..............       0.65             11.18
  Year Ended June 30, 2002..............       0.65              7.96
  Year Ended June 30, 2001..............       0.64             17.30
  Year Ended June 30, 2000..............       0.67             33.34
OHIO MUNICIPAL BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.81             15.95
  Year Ended June 30, 2003..............       0.81             14.63
  Year Ended June 30, 2002..............       0.82             20.90
  Year Ended June 30, 2001..............       0.81             15.67
  Year Ended June 30, 2000..............       0.83             35.46
WEST VIRGINIA MUNICIPAL BOND FUND (CLASS
 I)
  Year Ended June 30, 2004..............       0.66             20.46
  Year Ended June 30, 2003..............       0.65             10.34
  Year Ended June 30, 2002..............       0.66             12.03
  Year Ended June 30, 2001..............       0.66              7.91
  Year Ended June 30, 2000..............       0.68             24.67

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 108

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                                 ----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                     NET ASSET                AND UNREALIZED
                                      VALUE,        NET           GAINS        TOTAL FROM      NET         NET
                                     BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME      GAINS     DISTRIBUTIONS
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

SHORT-TERM MUNICIPAL BOND FUND
 (CLASS A)
 Year Ended June 30, 2004..........   $10.40       $0.22          $(0.21)        $ 0.01       $(0.22)     $(0.03)      $(0.25)
 Year Ended June 30, 2003..........    10.21        0.26            0.20           0.46        (0.26)      (0.01)       (0.27)
 Year Ended June 30, 2002..........    10.07        0.32            0.14           0.46        (0.32)         --        (0.32)
 Year Ended June 30, 2001..........     9.87        0.42            0.20           0.62        (0.42)         --        (0.42)
 Year Ended June 30, 2000..........    10.01        0.38           (0.14)          0.24        (0.38)         --        (0.38)

INTERMEDIATE TAX-FREE BOND FUND
 (CLASS A)
 Year Ended June 30, 2004..........    11.45        0.42           (0.40)          0.02        (0.42)         --        (0.42)
 Year Ended June 30, 2003..........    11.05        0.42            0.41           0.83        (0.43)         --        (0.43)
 Year Ended June 30, 2002..........    10.81        0.45            0.24           0.69        (0.45)         --        (0.45)
 Year Ended June 30, 2001..........    10.41        0.48            0.40           0.88        (0.48)         --        (0.48)
 Year Ended June 30, 2000..........    10.67        0.47           (0.26)          0.21        (0.47)         --        (0.47)

TAX-FREE BOND FUND (CLASS A)
 Year Ended June 30, 2004..........    13.44        0.55           (0.52)          0.03        (0.55)      (0.02)       (0.57)
 Year Ended June 30, 2003..........    12.91        0.55            0.54           1.09        (0.56)         --        (0.56)
 Year Ended June 30, 2002..........    12.74        0.57            0.18           0.75        (0.58)         --        (0.58)
 Year Ended June 30, 2001..........    12.16        0.58            0.58           1.16        (0.58)         --        (0.58)
 Year Ended June 30, 2000..........    12.44        0.57           (0.28)          0.29        (0.57)         --        (0.57)

MUNICIPAL INCOME FUND (CLASS A)
 Year Ended June 30, 2004..........    10.13        0.39           (0.35)          0.04        (0.38)         --        (0.38)
 Year Ended June 30, 2003..........     9.93        0.40            0.20           0.60        (0.40)         --        (0.40)
 Year Ended June 30, 2002..........     9.83        0.43            0.10           0.53        (0.43)         --        (0.43)
 Year Ended June 30, 2001..........     9.49        0.46            0.34           0.80        (0.46)         --        (0.46)
 Year Ended June 30, 2000..........     9.95        0.46           (0.46)            --        (0.46)         --        (0.46)

ARIZONA MUNICIPAL BOND FUND (CLASS
 A)
 Year Ended June 30, 2004..........    10.19        0.38           (0.41)         (0.03)       (0.38)      (0.02)       (0.40)
 Year Ended June 30, 2003..........     9.84        0.39            0.36           0.75        (0.40)         --        (0.40)
 Year Ended June 30, 2002..........     9.67        0.39            0.20           0.59        (0.42)         --        (0.42)
 Year Ended June 30, 2001..........     9.39        0.43            0.28           0.71        (0.43)         --        (0.43)
 Year Ended June 30, 2000..........     9.67        0.43           (0.21)          0.22        (0.43)      (0.07)       (0.50)

KENTUCKY MUNICIPAL BOND FUND (CLASS
 A)
 Year Ended June 30, 2004..........    10.67        0.40           (0.41)         (0.01)       (0.40)         --        (0.40)
 Year Ended June 30, 2003..........    10.32        0.40            0.36           0.76        (0.41)         --        (0.41)
 Year Ended June 30, 2002..........    10.20        0.43            0.13           0.56        (0.44)         --        (0.44)
 Year Ended June 30, 2001..........     9.90        0.47            0.30           0.77        (0.47)         --        (0.47)
 Year Ended June 30, 2000..........    10.13        0.47           (0.23)          0.24        (0.47)         --        (0.47)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

--------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                                     ---------------------------------------
                                                                                                RATIO OF NET
                                         NET ASSET       TOTAL       NET ASSETS,    RATIO OF     INVESTMENT
                                          VALUE,        RETURN         END OF       EXPENSES     INCOME TO
                                          END OF       (EXCLUDES       PERIOD      TO AVERAGE     AVERAGE
                                          PERIOD     SALES CHARGE)     (000'S)     NET ASSETS    NET ASSETS
                                         ---------   -------------   -----------   ----------   ------------

SHORT-TERM MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............  $10.16          0.11%       $107,434        0.80%         2.10%
  Year Ended June 30, 2003..............   10.40          4.57         109,112        0.80          2.53
  Year Ended June 30, 2002..............   10.21          4.64          49,927        0.80          3.13
  Year Ended June 30, 2001..............   10.07          6.38           8,423        0.80          4.13
  Year Ended June 30, 2000..............    9.87          2.47           3,053        0.82          3.91

INTERMEDIATE TAX-FREE BOND FUND (CLASS
 A)
  Year Ended June 30, 2004..............   11.05          0.17          64,662        0.84          3.68
  Year Ended June 30, 2003..............   11.45          7.59          77,336        0.84          3.76
  Year Ended June 30, 2002..............   11.05          6.54          46,752        0.84          4.16
  Year Ended June 30, 2001..............   10.81          8.56          38,293        0.84          4.42
  Year Ended June 30, 2000..............   10.41          2.03          32,200        0.84          4.48

TAX-FREE BOND FUND (CLASS A)
  Year Ended June 30, 2004..............   12.90          0.27          57,927        0.84          4.16
  Year Ended June 30, 2003..............   13.44          8.59          67,693        0.83          4.22
  Year Ended June 30, 2002..............   12.91          5.97          51,859        0.83          4.47
  Year Ended June 30, 2001..............   12.74          9.67          46,849        0.83          4.59
  Year Ended June 30, 2000..............   12.16          2.47          33,629        0.85          4.72

MUNICIPAL INCOME FUND (CLASS A)
  Year Ended June 30, 2004..............    9.79          0.39         131,692        0.84          3.84
  Year Ended June 30, 2003..............   10.13          6.17         183,392        0.84          4.02
  Year Ended June 30, 2002..............    9.93          5.52         166,452        0.84          4.40
  Year Ended June 30, 2001..............    9.83          8.56         166,096        0.83          4.74
  Year Ended June 30, 2000..............    9.49          0.06         144,335        0.82          4.79

ARIZONA MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............    9.76         -0.34          16,352        0.84          3.76
  Year Ended June 30, 2003..............   10.19          7.73          11,576        0.84          3.91
  Year Ended June 30, 2002..............    9.84          6.25           9,462        0.84          4.26
  Year Ended June 30, 2001..............    9.67          7.72           2,746        0.84          4.46
  Year Ended June 30, 2000..............    9.39          2.43           2,391        0.86          4.64

KENTUCKY MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............   10.26         -0.08          13,935        0.86          3.84
  Year Ended June 30, 2003..............   10.67          7.48          15,593        0.86          3.86
  Year Ended June 30, 2002..............   10.32          5.61          13,099        0.86          4.30
  Year Ended June 30, 2001..............   10.20          7.90           8,906        0.86          4.64
  Year Ended June 30, 2000..............    9.90          2.47           8,230        0.86          4.74

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS       PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
SHORT-TERM MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.16%           138.36%
  Year Ended June 30, 2003..............       1.15            109.73
  Year Ended June 30, 2002..............       1.15             94.19
  Year Ended June 30, 2001..............       1.16             89.29
  Year Ended June 30, 2000..............       1.24            113.70
INTERMEDIATE TAX-FREE BOND FUND (CLASS
 A)
  Year Ended June 30, 2004..............       1.14             19.10
  Year Ended June 30, 2003..............       1.13             48.87
  Year Ended June 30, 2002..............       1.13             65.46
  Year Ended June 30, 2001..............       1.14             96.03
  Year Ended June 30, 2000..............       1.15             86.32
TAX-FREE BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       0.99             20.12
  Year Ended June 30, 2003..............       0.98             12.05
  Year Ended June 30, 2002..............       0.98             10.70
  Year Ended June 30, 2001..............       0.98             33.81
  Year Ended June 30, 2000..............       1.00             44.41
MUNICIPAL INCOME FUND (CLASS A)
  Year Ended June 30, 2004..............       0.99             47.57
  Year Ended June 30, 2003..............       0.99             73.77
  Year Ended June 30, 2002..............       0.99             93.62
  Year Ended June 30, 2001..............       0.98             65.31
  Year Ended June 30, 2000..............       1.01            100.61
ARIZONA MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       0.99             10.64
  Year Ended June 30, 2003..............       0.99             18.17
  Year Ended June 30, 2002..............       0.99             12.38
  Year Ended June 30, 2001..............       0.99             17.30
  Year Ended June 30, 2000..............       1.01             19.28
KENTUCKY MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.01              5.27
  Year Ended June 30, 2003..............       1.01              9.08
  Year Ended June 30, 2002..............       1.01             15.24
  Year Ended June 30, 2001..............       1.01             16.70
  Year Ended June 30, 2000..............       1.04             21.82

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 110

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                                 ----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                     NET ASSET                AND UNREALIZED
                                      VALUE,        NET           GAINS        TOTAL FROM      NET         NET
                                     BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME      GAINS     DISTRIBUTIONS
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

LOUISIANA MUNICIPAL BOND FUND
 (CLASS A)
 Year Ended June 30, 2004..........   $10.59       $0.37          $(0.44)        $(0.07)      $(0.37)     $   --       $(0.37)
 Year Ended June 30, 2003..........    10.21        0.38            0.38           0.76        (0.38)         --        (0.38)
 Year Ended June 30, 2002..........    10.08        0.42            0.13           0.55        (0.42)         --        (0.42)
 Year Ended June 30, 2001..........     9.74        0.45            0.34           0.79        (0.45)         --        (0.45)
 Year Ended June 30, 2000..........     9.96        0.46           (0.21)          0.25        (0.46)      (0.01)       (0.47)

MICHIGAN MUNICIPAL BOND FUND (CLASS
 A)
 Year Ended June 30, 2004..........    11.30        0.45           (0.48)         (0.03)       (0.44)         --        (0.44)
 Year Ended June 30, 2003..........    10.84        0.43            0.46           0.89        (0.43)         --        (0.43)
 Year Ended June 30, 2002..........    10.65        0.46            0.19           0.65        (0.46)         --        (0.46)
 Year Ended June 30, 2001..........    10.22        0.47            0.43           0.90        (0.47)         --        (0.47)
 Year Ended June 30, 2000..........    10.63        0.48           (0.39)          0.09        (0.48)      (0.02)       (0.50)

OHIO MUNICIPAL BOND FUND (CLASS A)
 Year Ended June 30, 2004..........    11.41        0.41           (0.43)         (0.02)       (0.41)         --        (0.41)
 Year Ended June 30, 2003..........    11.01        0.40            0.41           0.81        (0.41)         --        (0.41)
 Year Ended June 30, 2002..........    10.82        0.46            0.19           0.65        (0.46)         --        (0.46)
 Year Ended June 30, 2001..........    10.47        0.51            0.35           0.86        (0.51)         --        (0.51)
 Year Ended June 30, 2000..........    10.78        0.51           (0.31)          0.20        (0.51)         --        (0.51)

WEST VIRGINIA MUNICIPAL BOND FUND
 (CLASS A)
 Year Ended June 30, 2004..........    10.64        0.39           (0.44)         (0.05)       (0.38)         --        (0.38)
 Year Ended June 30, 2003..........    10.27        0.41            0.37           0.78        (0.41)         --        (0.41)
 Year Ended June 30, 2002..........    10.14        0.46            0.13           0.59        (0.46)         --        (0.46)
 Year Ended June 30, 2001..........     9.81        0.46            0.33           0.79        (0.46)         --        (0.46)
 Year Ended June 30, 2000..........    10.03        0.46           (0.22)          0.24        (0.46)         --(b)     (0.46)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Amount is less than $0.01.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

--------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                                     ---------------------------------------
                                                                                                RATIO OF NET
                                         NET ASSET       TOTAL       NET ASSETS,    RATIO OF     INVESTMENT
                                          VALUE,        RETURN         END OF       EXPENSES     INCOME TO
                                          END OF       (EXCLUDES       PERIOD      TO AVERAGE     AVERAGE
                                          PERIOD     SALES CHARGE)     (000'S)     NET ASSETS    NET ASSETS
                                         ---------   -------------   -----------   ----------   ------------

LOUISIANA MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............  $10.15         -0.68%        $59,497        0.86%         3.58%
  Year Ended June 30, 2003..............   10.59          7.58          76,095        0.86          3.65
  Year Ended June 30, 2002..............   10.21          5.59          69,037        0.86          4.15
  Year Ended June 30, 2001..............   10.08          8.28          59,662        0.86          4.56
  Year Ended June 30, 2000..............    9.74          2.55          58,225        0.86          4.67

MICHIGAN MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............   10.83         -0.28          77,774        0.85          3.96
  Year Ended June 30, 2003..............   11.30          8.37          97,090        0.85          3.91
  Year Ended June 30, 2002..............   10.84          6.22          69,371        0.85          4.28
  Year Ended June 30, 2001..............   10.65          9.00          57,728        0.84          4.51
  Year Ended June 30, 2000..............   10.22          0.93          30,626        0.86          4.72

OHIO MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............   10.98         -0.18          74,235        0.85          3.63
  Year Ended June 30, 2003..............   11.41          7.44          87,877        0.85          3.61
  Year Ended June 30, 2002..............   11.01          6.08          47,914        0.85          4.23
  Year Ended June 30, 2001..............   10.82          8.32          32,308        0.85          4.74
  Year Ended June 30, 2000..............   10.47          1.94          32,307        0.85          4.84

WEST VIRGINIA MUNICIPAL BOND FUND (CLASS
 A)
  Year Ended June 30, 2004..............   10.21         -0.50           7,695        0.85          3.66
  Year Ended June 30, 2003..............   10.64          7.77          10,045        0.84          3.97
  Year Ended June 30, 2002..............   10.27          5.89           6,422        0.86          4.48
  Year Ended June 30, 2001..............   10.14          8.19           5,639        0.86          4.60
  Year Ended June 30, 2000..............    9.81          2.59           3,677        0.86          4.74

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS       PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
LOUISIANA MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.16%             2.10%
  Year Ended June 30, 2003..............       1.16              9.53
  Year Ended June 30, 2002..............       1.16             22.19
  Year Ended June 30, 2001..............       1.16             11.08
  Year Ended June 30, 2000..............       1.18             17.27
MICHIGAN MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.00              9.76
  Year Ended June 30, 2003..............       1.00             11.18
  Year Ended June 30, 2002..............       1.00              7.96
  Year Ended June 30, 2001..............       0.99             17.30
  Year Ended June 30, 2000..............       1.02             33.34
OHIO MUNICIPAL BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.16             15.95
  Year Ended June 30, 2003..............       1.16             14.63
  Year Ended June 30, 2002..............       1.16             20.90
  Year Ended June 30, 2001..............       1.16             15.67
  Year Ended June 30, 2000..............       1.18             35.46
WEST VIRGINIA MUNICIPAL BOND FUND (CLASS
 A)
  Year Ended June 30, 2004..............       1.01             20.46
  Year Ended June 30, 2003..............       1.00             10.34
  Year Ended June 30, 2002..............       1.01             12.03
  Year Ended June 30, 2001..............       1.01              7.91
  Year Ended June 30, 2000..............       1.03             24.67

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 112

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                                 ----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                     NET ASSET                AND UNREALIZED
                                      VALUE,        NET           GAINS        TOTAL FROM      NET         NET
                                     BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME      GAINS     DISTRIBUTIONS
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

SHORT-TERM MUNICIPAL BOND FUND
 (CLASS B)
 Year Ended June 30, 2004..........   $10.47       $0.17          $(0.21)        $(0.04)      $(0.17)     $(0.03)      $(0.20)
 Year Ended June 30, 2003..........    10.28        0.21            0.20           0.41        (0.21)      (0.01)       (0.22)
 Year Ended June 30, 2002..........    10.14        0.27            0.14           0.41        (0.27)         --        (0.27)
 Year Ended June 30, 2001..........     9.94        0.36            0.20           0.56        (0.36)         --        (0.36)
 Year Ended June 30, 2000..........    10.05        0.31           (0.11)          0.20        (0.31)         --        (0.31)

INTERMEDIATE TAX-FREE BOND FUND
 (CLASS B)
 Year Ended June 30, 2004..........    11.47        0.35           (0.39)         (0.04)       (0.35)         --        (0.35)
 Year Ended June 30, 2003..........    11.08        0.34            0.40           0.74        (0.35)         --        (0.35)
 Year Ended June 30, 2002..........    10.84        0.39            0.24           0.63        (0.39)         --        (0.39)
 Year Ended June 30, 2001..........    10.44        0.41            0.40           0.81        (0.41)         --        (0.41)
 Year Ended June 30, 2000..........    10.69        0.40           (0.25)          0.15        (0.40)         --        (0.40)

TAX-FREE BOND FUND (CLASS B)
 Year Ended June 30, 2004..........    13.42        0.47           (0.52)         (0.05)       (0.47)      (0.02)       (0.49)
 Year Ended June 30, 2003..........    12.89        0.47            0.54           1.01        (0.48)         --        (0.48)
 Year Ended June 30, 2002..........    12.72        0.48            0.19           0.67        (0.50)         --        (0.50)
 Year Ended June 30, 2001..........    12.16        0.50            0.56           1.06        (0.50)         --        (0.50)
 Year Ended June 30, 2000..........    12.44        0.49           (0.28)          0.21        (0.49)         --        (0.49)

MUNICIPAL INCOME FUND (CLASS B)
 Year Ended June 30, 2004..........    10.08        0.32           (0.35)         (0.03)       (0.31)         --        (0.31)
 Year Ended June 30, 2003..........     9.89        0.34            0.19           0.53        (0.34)         --        (0.34)
 Year Ended June 30, 2002..........     9.79        0.37            0.10           0.47        (0.37)         --        (0.37)
 Year Ended June 30, 2001..........     9.45        0.40            0.34           0.74        (0.40)         --        (0.40)
 Year Ended June 30, 2000..........     9.91        0.40           (0.46)         (0.06)       (0.40)         --        (0.40)

ARIZONA MUNICIPAL BOND FUND (CLASS
 B)
 Year Ended June 30, 2004..........    10.30        0.31           (0.43)         (0.12)       (0.31)      (0.02)       (0.33)
 Year Ended June 30, 2003..........     9.92        0.32            0.39           0.71        (0.33)         --        (0.33)
 Year Ended June 30, 2002..........     9.75        0.35            0.18           0.53        (0.36)         --        (0.36)
 Year Ended June 30, 2001..........     9.46        0.37            0.29           0.66        (0.37)         --        (0.37)
 Year Ended June 30, 2000..........     9.75        0.37           (0.22)          0.15        (0.37)      (0.07)       (0.44)

KENTUCKY MUNICIPAL BOND FUND (CLASS
 B)
 Year Ended June 30, 2004..........    10.60        0.33           (0.41)         (0.08)       (0.33)         --        (0.33)
 Year Ended June 30, 2003..........    10.26        0.34            0.34           0.68        (0.34)         --        (0.34)
 Year Ended June 30, 2002..........    10.14        0.38            0.12           0.50        (0.38)         --        (0.38)
 Year Ended June 30, 2001..........     9.84        0.40            0.30           0.70        (0.40)         --        (0.40)
 Year Ended June 30, 2000..........    10.06        0.41           (0.22)          0.19        (0.41)         --        (0.41)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

--------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                                     ---------------------------------------
                                                                                                RATIO OF NET
                                         NET ASSET       TOTAL       NET ASSETS,    RATIO OF     INVESTMENT
                                          VALUE,        RETURN         END OF       EXPENSES     INCOME TO
                                          END OF       (EXCLUDES       PERIOD      TO AVERAGE     AVERAGE
                                          PERIOD     SALES CHARGE)     (000'S)     NET ASSETS    NET ASSETS
                                         ---------   -------------   -----------   ----------   ------------

SHORT-TERM MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............  $10.23         -0.40%       $ 20,726        1.30%         1.60%
  Year Ended June 30, 2003..............   10.47          4.04          22,804        1.30          2.02
  Year Ended June 30, 2002..............   10.28          4.10           7,728        1.30          2.66
  Year Ended June 30, 2001..............   10.14          5.76           1,729        1.34          3.63
  Year Ended June 30, 2000..............    9.94          2.08             925        1.47          3.24

INTERMEDIATE TAX-FREE BOND FUND (CLASS
 B)
  Year Ended June 30, 2004..............   11.08         -0.48          13,607        1.49          3.03
  Year Ended June 30, 2003..............   11.47          6.89          17,256        1.49          3.11
  Year Ended June 30, 2002..............   11.08          5.87           8,915        1.49          3.51
  Year Ended June 30, 2001..............   10.84          7.85           7,857        1.49          3.77
  Year Ended June 30, 2000..............   10.44          1.46           7,597        1.48          3.81

TAX-FREE BOND FUND (CLASS B)
  Year Ended June 30, 2004..............   12.88         -0.38          13,446        1.49          3.51
  Year Ended June 30, 2003..............   13.42          7.92          17,324        1.48          3.57
  Year Ended June 30, 2002..............   12.89          5.33          13,003        1.48          3.82
  Year Ended June 30, 2001..............   12.72          8.82           7,253        1.48          3.94
  Year Ended June 30, 2000..............   12.16          1.80           3,456        1.50          4.04

MUNICIPAL INCOME FUND (CLASS B)
  Year Ended June 30, 2004..............    9.74         -0.27          89,997        1.49          3.19
  Year Ended June 30, 2003..............   10.08          5.56         120,581        1.49          3.37
  Year Ended June 30, 2002..............    9.89          4.78         111,849        1.49          3.75
  Year Ended June 30, 2001..............    9.79          7.91         100,458        1.48          4.10
  Year Ended June 30, 2000..............    9.45         (0.58)         90,118        1.47          4.16

ARIZONA MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............    9.85         -1.18           1,831        1.49          3.11
  Year Ended June 30, 2003..............   10.30          7.09           1,761        1.49          3.25
  Year Ended June 30, 2002..............    9.92          5.53           1,032        1.49          3.62
  Year Ended June 30, 2001..............    9.75          7.08             863        1.49          3.81
  Year Ended June 30, 2000..............    9.46          1.64             713        1.50          3.93

KENTUCKY MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............   10.19         -0.73          10,533        1.51          3.18
  Year Ended June 30, 2003..............   10.60          6.73          14,947        1.51          3.21
  Year Ended June 30, 2002..............   10.26          4.97          14,559        1.51          3.65
  Year Ended June 30, 2001..............   10.14          7.22          13,558        1.51          3.99
  Year Ended June 30, 2000..............    9.84          1.93          13,250        1.51          4.12

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS       PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
SHORT-TERM MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.81%           138.36%
  Year Ended June 30, 2003..............       1.80            109.73
  Year Ended June 30, 2002..............       1.80             94.19
  Year Ended June 30, 2001..............       1.81             89.29
  Year Ended June 30, 2000..............       1.89            113.70
INTERMEDIATE TAX-FREE BOND FUND (CLASS
 B)
  Year Ended June 30, 2004..............       1.79             19.10
  Year Ended June 30, 2003..............       1.78             48.87
  Year Ended June 30, 2002..............       1.78             65.46
  Year Ended June 30, 2001..............       1.79             96.03
  Year Ended June 30, 2000..............       1.79             86.32
TAX-FREE BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.64             20.12
  Year Ended June 30, 2003..............       1.63             12.05
  Year Ended June 30, 2002..............       1.63             10.70
  Year Ended June 30, 2001..............       1.63             33.81
  Year Ended June 30, 2000..............       1.66             44.41
MUNICIPAL INCOME FUND (CLASS B)
  Year Ended June 30, 2004..............       1.64             47.57
  Year Ended June 30, 2003..............       1.64             73.77
  Year Ended June 30, 2002..............       1.64             93.62
  Year Ended June 30, 2001..............       1.64             65.31
  Year Ended June 30, 2000..............       1.67            100.61
ARIZONA MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.64             10.64
  Year Ended June 30, 2003..............       1.64             18.17
  Year Ended June 30, 2002..............       1.64             12.38
  Year Ended June 30, 2001..............       1.64             17.30
  Year Ended June 30, 2000..............       1.66             19.28
KENTUCKY MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.66              5.27
  Year Ended June 30, 2003..............       1.66              9.08
  Year Ended June 30, 2002..............       1.66             15.24
  Year Ended June 30, 2001..............       1.66             16.70
  Year Ended June 30, 2000..............       1.69             21.82

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 114

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                                 ----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                     NET ASSET                AND UNREALIZED
                                      VALUE,        NET           GAINS        TOTAL FROM      NET         NET
                                     BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME      GAINS     DISTRIBUTIONS
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

LOUISIANA MUNICIPAL BOND FUND
 (CLASS B)
 Year Ended June 30, 2004..........   $10.58       $0.31          $(0.43)        $(0.12)      $(0.31)     $   --       $(0.31)
 Year Ended June 30, 2003..........    10.21        0.32            0.37           0.69        (0.32)         --        (0.32)
 Year Ended June 30, 2002..........    10.08        0.36            0.13           0.49        (0.36)         --        (0.36)
 Year Ended June 30, 2001..........     9.75        0.39            0.33           0.72        (0.39)         --        (0.39)
 Year Ended June 30, 2000..........     9.97        0.39           (0.21)          0.18        (0.39)      (0.01)       (0.40)

MICHIGAN MUNICIPAL BOND FUND (CLASS
 B)
 Year Ended June 30, 2004..........    10.87        0.35           (0.45)         (0.10)       (0.37)         --        (0.37)
 Year Ended June 30, 2003..........    10.45        0.35            0.44           0.79        (0.37)         --        (0.37)
 Year Ended June 30, 2002..........    10.29        0.38            0.18           0.56        (0.40)         --        (0.40)
 Year Ended June 30, 2001..........     9.89        0.41            0.40           0.81        (0.41)         --        (0.41)
 Year Ended June 30, 2000..........    10.28        0.42           (0.37)          0.05        (0.42)      (0.02)       (0.44)

OHIO MUNICIPAL BOND FUND (CLASS B)
 Year Ended June 30, 2004..........    11.49        0.34           (0.44)         (0.10)       (0.34)         --        (0.34)
 Year Ended June 30, 2003..........    11.08        0.34            0.41           0.75        (0.34)         --        (0.34)
 Year Ended June 30, 2002..........    10.90        0.39            0.18           0.57        (0.39)         --        (0.39)
 Year Ended June 30, 2001..........    10.54        0.44            0.36           0.80        (0.44)         --        (0.44)
 Year Ended June 30, 2000..........    10.86        0.44           (0.32)          0.12        (0.44)         --        (0.44)

WEST VIRGINIA MUNICIPAL BOND FUND
 (CLASS B)
 Year Ended June 30, 2004..........    10.62        0.32           (0.43)         (0.11)       (0.31)         --        (0.31)
 Year Ended June 30, 2003..........    10.26        0.35            0.36           0.71        (0.35)         --        (0.35)
 Year Ended June 30, 2002..........    10.13        0.38            0.14           0.52        (0.39)         --        (0.39)
 Year Ended June 30, 2001..........     9.80        0.39            0.33           0.72        (0.39)         --        (0.39)
 Year Ended June 30, 2000..........    10.03        0.40           (0.23)          0.17        (0.40)         --(b)     (0.40)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Amount is less than $0.01.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

--------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                                     ---------------------------------------
                                                                                                RATIO OF NET
                                         NET ASSET       TOTAL       NET ASSETS,    RATIO OF     INVESTMENT
                                          VALUE,        RETURN         END OF       EXPENSES     INCOME TO
                                          END OF       (EXCLUDES       PERIOD      TO AVERAGE     AVERAGE
                                          PERIOD     SALES CHARGE)     (000'S)     NET ASSETS    NET ASSETS
                                         ---------   -------------   -----------   ----------   ------------

LOUISIANA MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............  $10.15         -1.17%        $13,298        1.51%         2.93%
  Year Ended June 30, 2003..............   10.58          6.90          16,332        1.51          3.00
  Year Ended June 30, 2002..............   10.21          4.90          13,085        1.51          3.50
  Year Ended June 30, 2001..............   10.08          7.48          10,715        1.51          3.91
  Year Ended June 30, 2000..............    9.75          1.89           9,881        1.51          4.02

MICHIGAN MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............   10.40         -0.93          33,018        1.50          3.32
  Year Ended June 30, 2003..............   10.87          7.64          38,980        1.50          3.26
  Year Ended June 30, 2002..............   10.45          5.49          28,567        1.50          3.63
  Year Ended June 30, 2001..............   10.29          8.33          17,961        1.49          3.92
  Year Ended June 30, 2000..............    9.89          0.51          10,106        1.52          4.21

OHIO MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............   11.05         -0.91          56,279        1.50          2.98
  Year Ended June 30, 2003..............   11.49          6.82          73,263        1.50          2.99
  Year Ended June 30, 2002..............   11.08          5.30          58,650        1.50          3.59
  Year Ended June 30, 2001..............   10.90          7.67          47,332        1.50          4.07
  Year Ended June 30, 2000..............   10.54          1.17          40,605        1.50          4.15

WEST VIRGINIA MUNICIPAL BOND FUND (CLASS
 B)
  Year Ended June 30, 2004..............   10.20         -1.15          10,626        1.50          3.02
  Year Ended June 30, 2003..............   10.62          7.08          12,568        1.49          3.33
  Year Ended June 30, 2002..............   10.26          5.26          10,008        1.51          3.83
  Year Ended June 30, 2001..............   10.13          7.49           7,075        1.51          3.97
  Year Ended June 30, 2000..............    9.80          1.82           6,772        1.51          4.09

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS       PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
LOUISIANA MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.81%             2.10%
  Year Ended June 30, 2003..............       1.81              9.53
  Year Ended June 30, 2002..............       1.81             22.19
  Year Ended June 30, 2001..............       1.81             11.08
  Year Ended June 30, 2000..............       1.83             17.27
MICHIGAN MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.65              9.76
  Year Ended June 30, 2003..............       1.65             11.18
  Year Ended June 30, 2002..............       1.65              7.96
  Year Ended June 30, 2001..............       1.64             17.30
  Year Ended June 30, 2000..............       1.69             33.34
OHIO MUNICIPAL BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.81             15.95
  Year Ended June 30, 2003..............       1.81             14.63
  Year Ended June 30, 2002..............       1.81             20.90
  Year Ended June 30, 2001..............       1.81             15.67
  Year Ended June 30, 2000..............       1.83             35.46
WEST VIRGINIA MUNICIPAL BOND FUND (CLASS
 B)
  Year Ended June 30, 2004..............       1.66             20.46
  Year Ended June 30, 2003..............       1.65             10.34
  Year Ended June 30, 2002..............       1.66             12.03
  Year Ended June 30, 2001..............       1.66              7.91
  Year Ended June 30, 2000..............       1.68             24.67

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 116

MUNICIPAL BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                          INVESTMENT ACTIVITIES                         DISTRIBUTIONS
                                                 ----------------------------------------   -------------------------------------
                                                               NET REALIZED
                                     NET ASSET                AND UNREALIZED
                                      VALUE,        NET           GAINS        TOTAL FROM      NET         NET
                                     BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   REALIZED       TOTAL
                                     OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME      GAINS     DISTRIBUTIONS
                                     ---------   ----------   --------------   ----------   ----------   --------   -------------

SHORT-TERM MUNICIPAL BOND FUND
 (CLASS C)
 Year Ended June 30, 2004..........   $10.47       $0.17          $(0.21)        $(0.04)      $(0.17)     $(0.03)      $(0.20)
 Year Ended June 30, 2003..........    10.28        0.21            0.20           0.41        (0.21)      (0.01)       (0.22)
 November 1, 2001 to June 30, 2002
 (b)...............................    10.28        0.17            0.01           0.18        (0.18)         --        (0.18)

MUNICIPAL INCOME FUND (CLASS C)
 Year Ended June 30, 2004..........    10.07        0.33           (0.35)         (0.02)       (0.32)         --        (0.32)
 Year Ended June 30, 2003..........     9.88        0.33            0.20           0.53        (0.34)         --        (0.34)
 Year Ended June 30, 2002..........     9.79        0.36            0.10           0.46        (0.37)         --        (0.37)
 Year Ended June 30, 2001..........     9.45        0.39            0.34           0.73        (0.39)         --        (0.39)
 Year Ended June 30, 2000..........     9.91        0.40           (0.46)         (0.06)       (0.40)         --        (0.40)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

--------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                                     ---------------------------------------
                                                                                                RATIO OF NET
                                         NET ASSET       TOTAL       NET ASSETS,    RATIO OF     INVESTMENT
                                          VALUE,        RETURN         END OF       EXPENSES     INCOME TO
                                          END OF       (EXCLUDES       PERIOD      TO AVERAGE     AVERAGE
                                          PERIOD     SALES CHARGE)     (000'S)     NET ASSETS    NET ASSETS
                                         ---------   -------------   -----------   ----------   ------------

SHORT-TERM MUNICIPAL BOND FUND (CLASS C)
  Year Ended June 30, 2004..............  $10.23         -0.41%        $77,977        1.30%         1.60%
  Year Ended June 30, 2003..............   10.47          4.02          94,853        1.30          2.03
  November 1, 2001 to June 30,
 2002(b)................................   10.28          3.97(c)       35,477        1.30(d)       2.54(d)

MUNICIPAL INCOME FUND (CLASS C)
  Year Ended June 30, 2004..............    9.73         -0.26          41,703        1.49          3.19
  Year Ended June 30, 2003..............   10.07          5.46          58,554        1.49          3.36
  Year Ended June 30, 2002..............    9.88          4.81          42,670        1.49          3.74
  Year Ended June 30, 2001..............    9.79          7.90          20,031        1.48          4.09
  Year Ended June 30, 2000..............    9.45         (0.59)         17,296        1.46          4.14

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS       PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
SHORT-TERM MUNICIPAL BOND FUND (CLASS C)
  Year Ended June 30, 2004..............       1.81%           138.36%
  Year Ended June 30, 2003..............       1.80            109.73
  November 1, 2001 to June 30,
 2002(b)................................       1.82(d)          94.19
MUNICIPAL INCOME FUND (CLASS C)
  Year Ended June 30, 2004..............       1.64             47.57
  Year Ended June 30, 2003..............       1.64             73.77
  Year Ended June 30, 2002..............       1.64             93.62
  Year Ended June 30, 2001..............       1.64             65.31
  Year Ended June 30, 2000..............       1.66            100.61

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 118

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund, and the West Virginia Municipal Bond Fund, (individually a "Fund", collectively the "Funds") only.

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-three series and six classes of shares: Class I, Class A, Class B, Class C, Class S, and Administrative Class. The Funds are each authorized to issue Class I, Class A, Class B, and Class C shares. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Municipal securities, corporate debt securities and debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days) are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Investments for which the above valuation procedures are inappropriate, when valuations are not readily available or when valuations are deemed not to reflect fair value are stated at fair value as determined in good faith under procedures approved by the Board of Trustees.

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as structured notes and indexed securities may involve risks in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, and an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuation in the value of securities held or planned to be purchased by the Funds.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio securities transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential rights; differences in per share dividend rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

     FEDERAL INCOME TAXES

     The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

3. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and Bank One Investment Advisors Corporation (the "Advisor"), an affiliate of Bank One Corporation, are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Funds' average daily net assets: 0.60% of the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Louisiana Municipal Bond Fund, and the Ohio Municipal Bond Fund; 0.45% of the Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Michigan Municipal Bond Fund, and the West Virginia Municipal Bond Fund.

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an affiliate of Bank One Corporation, are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust average daily net assets (excluding the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund, (the "Investor Funds") and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund, (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

   One Group Dealer Services, Inc. (the "Distributor"), an affiliate of Bank One Corporation, serves the Trust as Distributor. The Trust and the Distributor are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C shares of each of the Funds. Currently, the Distributor has agreed to limit payments under the Plans to 0.25%, 0.90% (except for Short-Term Municipal Bond Fund which is 0.75%) and 0.90% of average daily net assets of the Class A, Class B and Class C shares, respectively, of each Fund. For the period ended June 30, 2004, the Distributor

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 120

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   received $2,920,805 from commissions earned on sales of Class A shares and redemptions of Class B and Class C shares, of which the Distributor reallowed $40,034 to affiliated broker-dealers of the Funds.

   When the Funds invest in One Group Money Market Funds, the Advisor and the Administrator will waive a portion of its fees to eliminate duplication of fees. These waivers effectively reduce the advisory and administrative fees paid by the Funds, and are reflected in waivers on the Statements of Operations.

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Advisor, the Administrator and the Distributor have agreed to waive fees and/or reimburse expenses to limit total annual fund operating expenses through October 31, 2004.

    FUND                                                          CLASS I    CLASS A     CLASS B    CLASS C
    ----                                                          -------    -------     -------    -------
    Short-Term Municipal Bond Fund..............................   0.55%       0.80%      1.30%       1.30%

    Intermediate Tax-Free Bond Fund.............................   0.60        0.85       1.50          --

    Tax-Free Bond Fund..........................................   0.62        0.87       1.52          --

    Municipal Income Fund.......................................   0.62        0.87       1.52        1.52

    Arizona Municipal Bond Fund.................................   0.63        0.88       1.53          --

    Kentucky Municipal Bond Fund................................   0.63        0.88       1.53          --

    Louisiana Municipal Bond Fund...............................   0.63        0.88       1.53          --

    Michigan Municipal Bond Fund................................   0.63        0.88       1.53          --

    Ohio Municipal Bond Fund....................................   0.63        0.88       1.53          --

    West Virginia Municipal Bond Fund...........................   0.63        0.88       1.53          --

   Waivers in addition to those in the table above are considered voluntary.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan"), which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

4. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) for the period ended June 30, 2004, were as follows (amounts in thousands):

    FUND                                                          PURCHASES     SALES
    ----                                                          ---------     -----
    Short-Term Municipal Bond Fund..............................  $734,410     $681,263

    Intermediate Tax-Free Bond Fund.............................   119,902      162,560

    Tax-Free Bond Fund..........................................   109,236      171,927

    Municipal Income Fund.......................................   519,923      726,016

    Arizona Municipal Bond Fund.................................    15,917       18,790

    Kentucky Municipal Bond Fund................................     6,761       26,528

    Louisiana Municipal Bond Fund...............................     2,842       25,687

    Michigan Municipal Bond Fund................................    29,732       57,353

    Ohio Municipal Bond Fund....................................    41,558       71,609

    West Virginia Municipal Bond Fund...........................    22,676       21,335

5. CONCENTRATION OF CREDIT RISK:

   The Arizona, Kentucky, Louisiana, Michigan, Ohio, and West Virginia Municipal Bond Funds invest primarily in debt obligations issued by the respective States and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of the state's specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6. FINANCING ARRANGEMENT:

   The Trust and State Street Bank and Trust Company ("State Street") have a financing arrangement. Under this arrangement, State Street provides an unsecured uncommitted credit facility in the aggregate amount of $100 million, which expires November 23, 2004. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by State Street at the time of borrowing (generally Federal Funds Rate plus 0.50%). As June 30, 2004, there were no loans outstanding.

7. INTERFUND LENDING ARRANGEMENT:

   The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other Fund within the Trust at rates beneficial to both the borrowing and lending funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined by averaging the current repurchase agreement rate and the current bank loan rate (generally Federal Funds Rate plus 0.50%). As of June 30, 2004,the Municipal Income Fund had outstanding borrowings of $802,557 from the Institutional Prime Money Market Fund.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 122

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

8. FEDERAL TAX INFORMATION:

   The following Funds' net long term capital gains designated for federal income tax purposes differs from the amounts below due to utilization of earnings and profits distributed to shareholders on redemption of shares (amounts in thousands):

    FUND                                                            AMOUNT
    ----                                                            ------
    Short-Term Municipal Bond Fund..............................    $  695

    Tax-Free Bond Fund..........................................     2,126

    Arizona Municipal Bond Fund.................................       330

   The tax character of distributions paid during the fiscal year ended June 30, 2004 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                          DISTRIBUTIONS PAID FROM:
                                         --------------------------
                                            NET         NET LONG          TOTAL                          TAX           TOTAL
                                         INVESTMENT       TERM           TAXABLE       TAX EXEMPT       RETURN     DISTRIBUTIONS
                                           INCOME     CAPITAL GAINS   DISTRIBUTIONS   DISTRIBUTIONS   OF CAPITAL       PAID
                                         ----------   -------------   -------------   -------------   ----------   -------------
    Short-Term Municipal Bond Fund.....    $1,052         $695           $1,747          $12,221          $--         $13,968
    Intermediate Tax-Free Bond Fund....       290           --              290           25,463          --           25,753
    Tax-Free Bond Fund.................       224          994            1,218           24,355          --           25,573
    Municipal Income Fund..............       133           --              133           45,572          --           45,705
    Arizona Municipal Bond Fund........        42          309              351            6,048          --            6,399
    Kentucky Municipal Bond Fund.......       181           --              181            5,060          --            5,241
    Louisiana Municipal Bond Fund......        44           --               44            5,024          --            5,068
    Michigan Municipal Bond Fund.......       485           --              485           11,980          --           12,465
    Ohio Municipal Bond Fund...........       123           --              123            9,370          --            9,493
    West Virginia Municipal Bond
      Fund.............................        58           --               58            4,118          --            4,176

   The tax character of distributions paid during the fiscal year ended June 30, 2003 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                           DISTRIBUTIONS PAID FROM:
                                          --------------------------
                                             NET         NET LONG          TOTAL                          TAX           TOTAL
                                          INVESTMENT       TERM           TAXABLE       TAX EXEMPT       RETURN     DISTRIBUTIONS
                                            INCOME     CAPITAL GAINS   DISTRIBUTIONS   DISTRIBUTIONS   OF CAPITAL       PAID
                                          ----------   -------------   -------------   -------------   ----------   -------------
    Short-Term Municipal Bond Fund......     $ 65          $468            $533           $10,822          $--         $11,355
    Intermediate Tax-Free Bond Fund.....       76            --              76            27,770          --           27,846
    Tax-Free Bond Fund..................      188            --             188            27,390          --           27,578
    Municipal Income Fund...............      307            --             307            53,208          --           53,515
    Arizona Municipal Bond Fund.........       30            --              30             7,069          --            7,099
    Kentucky Municipal Bond Fund........       41            --              41             6,073          --            6,114
    Louisiana Municipal Bond Fund.......       13            --              13             5,617          --            5,630
    Michigan Municipal Bond Fund........      160            --             160            13,162          --           13,322
    Ohio Municipal Bond Fund............       84            --              84             9,616          --            9,700
    West Virginia Municipal Bond Fund...       60            --              60             4,241          --            4,301

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   As of June 30, 2004, the components of accumulated earnings/(deficit) on a tax basis was as follows (The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.) (amounts in thousands):

                                                             UNDISTRIBUTED                                 ACCUMULATED
                             UNDISTRIBUTED   UNDISTRIBUTED     LONG-TERM                                     CAPITAL
                               ORDINARY       TAX EXEMPT        CAPITAL      ACCUMULATED   DISTRIBUTIONS    AND OTHER
                                INCOME          INCOME           GAINS        EARNINGS        PAYABLE        LOSSES
                             -------------   -------------   -------------   -----------   -------------   -----------
    Short-Term Municipal
      Bond Fund............       $--           $1,158          $   --         $1,158         $(1,072)      $ (1,216)

    Intermediate Tax-Free
      Bond Fund............       --             2,143              --          2,143          (2,033)        (2,826)

    Tax-Free Bond Fund.....       --             2,027           6,108          8,135          (1,910)            --

    Municipal Income
      Fund.................       --             4,579              --          4,579          (3,446)       (26,158)

    Arizona Municipal Bond
      Fund.................       --               518              --            518            (486)           (13)

    Kentucky Municipal Bond
      Fund.................       --               486              --            486            (445)        (1,330)

    Louisiana Municipal
      Bond Fund............       --               426              --            426            (386)        (1,473)

    Michigan Municipal Bond
      Fund.................       --             1,247              --          1,247          (1,119)       (10,420)

    Ohio Municipal Bond
      Fund.................       --               821              --            821            (768)        (4,735)

    West Virginia Municipal
      Bond Fund............       --               388              --            388            (351)        (1,790)

                                                 TOTAL
                               UNREALIZED     ACCUMULATED
                             APPRECIATION/     EARNINGS/
                             (DEPRECIATION)    (DEFICIT)
                             --------------   -----------
    Short-Term Municipal
      Bond Fund............     $(1,739)        $(2,869)
    Intermediate Tax-Free
      Bond Fund............      25,691          22,975
    Tax-Free Bond Fund.....      32,790          39,015
    Municipal Income
      Fund.................       7,153         (17,872)
    Arizona Municipal Bond
      Fund.................       7,415           7,434
    Kentucky Municipal Bond
      Fund.................       6,963           5,674
    Louisiana Municipal
      Bond Fund............       6,859           5,426
    Michigan Municipal Bond
      Fund.................      17,457           7,165
    Ohio Municipal Bond
      Fund.................      11,614           6,932
    West Virginia Municipal
      Bond Fund............       5,937           4,184

   As of June 30, 2004, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

                                                              EXPIRES
                                           ----------------------------------------------
    FUND                                   2005    2008     2009     2010   2011    2012     TOTAL
    ----                                   ----    ----     ----     ----   ----    ----     -----
    Short-Term Municipal Bond Fund.......  $ --   $   --   $    --    $--    $--   $1,216   $ 1,216

    Intermediate Tax-Free Bond Fund......    --    1,761     1,065    --     --    $   --   $ 2,826

    Municipal Income Fund................    --    2,989    17,833    --     --    $5,336   $26,158

    Kentucky Municipal Bond Fund.........    --    1,239        91    --     --    $   --   $ 1,330

    Louisiana Municipal Bond Fund........    --      354       962    --     --    $  143   $ 1,459

    Michigan Municipal Bond Fund.........    --    5,494     4,926    --     --    $   --   $10,420

    Ohio Municipal Bond Fund.............   217    3,234     1,266     4     --    $   14   $ 4,735

    West Virginia Municipal Bond Fund....    --    1,118       385    --      2    $   13   $ 1,518

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004
Continued

 124

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the period ended June 30, 2004, the Funds deferred to July 1, 2004 post October capital losses of (amounts in thousands):

                                                                    CAPITAL LOSSES
                                                                    --------------
    Arizona Municipal Bond Fund.................................         $ 13

    Louisiana Municipal Bond Fund...............................           14

    West Virginia Municipal Bond Fund...........................          272

9. LEGAL MATTERS:

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC and other related parties (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with respect to certain mutual funds, including certain Funds of the Trust. In addition, as part of its inquiry of mutual fund practices, the staff of the SEC conducted an examination of the Trust and an investigation of Banc One Investment Advisors Corporation ("BOIA"), advisor to the Trust.

   Immediately following the filing of the Canary Complaint, Bank One and the Trust's Board of Trustees launched an internal review in response to these and other allegations. Additionally, the Board of Trustees established a Special Review Committee to assist it in overseeing the review, as well as regulatory inquires and litigation relating to the issues raised in the Canary Complaint.

   On June 29, 2004, the Advisor entered into agreements with the NYAG and the SEC in resolution of investigations conducted by the NYAG and the SEC into market timing of certain Funds of the Trust, possible late trading of certain Funds of the Trust and related matters. In its settlement with the SEC, without admitting or denying the findings set forth therein, the Advisor consented to the entry of an order by the SEC (the "SEC Order ") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order, the Advisor or its affiliates will pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. The Advisor will identify at a later date those Funds whose management fees will be reduced pursuant to the settlement agreement with the NYAG. In addition, the Advisor has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Trust's Board of Trustees (the "Board ") and its chairman, and to ensure compliance with applicable federal securities laws,
   (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act ") and the Investment Company Act of 1940 (the "1940 Act "), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   As of June 30, 2004, a number of civil lawsuits, including purported class actions and purported shareholder derivative suits, have been filed against Bank One, the Advisor, the Trust, its Trustees, certain Funds of the Trust, and certain related parties. The lawsuits allege various violations of state and federal laws including, but not limited to, breach of fiduciary duties, making false and misleading statements in prospectuses, and fraud. By order of the Judicial Panel on Multi-district Litigation, these lawsuits were consolidated and transferred to the federal district court in Maryland, on February 20, 2004. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matters may be filed against these parties in the future. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. Bank One has publicly announced its intent to make appropriate restitution if it determines that any shareholders of the Funds were damaged by the misconduct on the part of Bank One, its affiliates or their personnel. In keeping with that intent, the entirety of the $50 million paid by the Advisor pursuant to the SEC settlement will be distributed to shareholders in accordance with a plan of distribution to be approved by the SEC.

   The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expenses as it relates to matters described above. A portion of these reimbursements may be from related parties.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

10. SUBSEQUENT EVENT:

   On July 1, 2004, Bank One Corporation, the former corporate parent of the Advisor, Administrator and Distributor, merged into JPMorgan Chase & Co. On that date the Advisor became an affiliate of J.P. Morgan Investment Management Inc. ("JPMIM"), the investment adviser to the JPMorgan Funds. The Advisor and JPMIM will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide the same investment advisory services provided to the Trust and the JPMorgan Funds, respectively.

     COMMON FEE STRUCTURE

     On August 12, 2004, the Board of Trustees of the Trust approved a series of proposals designed to facilitate a common pricing structure with the JPMorgan Funds. These changes, some of which are summarized below, are anticipated to go into effect on February 19, 2005.

     The Advisor will reduce the investment advisory fees it charges with respect to many of the Funds. Effective February 19, 2005, the Advisory Fee will be computed daily and paid monthly, at the following annual rates:
     0.25% of the average daily net assets of the Short-Term Municipal Bond Fund; and 0.30% of the average daily net assets of the Intermediate Tax-Free Bond Fund, Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund.

     The JPMorgan Funds will be added to a new fee arrangement with the Administrator and the new fees will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the Trust and the JPMorgan Funds (excluding the Investor Funds and the series of the Trust and the JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Money Market Funds")); and 0.075% of the average daily net assets of the Trust and the JPMorgan Funds (excluding the Investor Funds and the Money Market Funds) over $25 billion.

     The Board of Trustees has approved amendments to the Funds' Distribution and Shareholder Servicing Plans that will have the effect of removing all shareholder services from the Distribution and Shareholder Servicing Plans and lowering the fees payable under the Plans. Pursuant to a new Combined, Amended and Restated Distribution Plan, the Trust will pay the Distributor a fee of 0.25% of the average daily net assets of the Class A shares, and 0.75% of the average daily net assets of the Class B shares and Class C shares.

     Additionally, the Distributor will begin providing certain shareholder servicing services to the Funds under a separate Shareholder Servicing Agreement with the Funds. Under this agreement, the Trust will pay the Distributor a fee of 0.25% of the average daily net assets attributable to the Class A, Class B, Class C and Class I shares of each Fund.

     COMMON SERVICE PROVIDERS

     On August 12, 2004, the Board of Trustees of the Trust approved an agreement with JPMorgan Chase Bank, an affiliate of the Advisor, the Administrator and the Distributor, to act as the Funds' custodian and fund accounting agent.

     Currently, the Administrator provides fund accounting services under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as the new fund accounting agent effective February 19, 2005. As a result of this appointment, fund accounting fees will be charged as an additional direct fee to the Funds rather than being embedded in the fees under the Administration Agreement.

     The transition of the custody and fund accounting responsibilities to JPMorgan Chase Bank is expected to be completed by December 2004 and is not anticipated to have a significant impact on the Funds' operations or their expenses.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 126

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     MERGER OF FUNDS

     On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of the Trust and the Boards of Directors/Trustees of the JPMorgan Funds indicated in the table below approved management's proposals to merge the following:

                          TARGET FUND                                        ACQUIRING FUND
                          -----------                                        --------------
       One Group Intermediate Tax-Free Bond Fund           JPMorgan Intermediate Tax Free Income Fund (a
                                                             series of J.P. Morgan Mutual Fund Select Trust)

       JPMorgan Tax Free Income Fund (a series of J.P.     One Group Tax-Free Bond Fund
         Morgan Mutual Fund Select Trust)

     Each proposed merger is contingent upon approval from the respective Target Fund's shareholders and regulatory review and receipt of an opinion of counsel to the effect that the merger will qualify as a tax-free reorganization for federal income tax purposes. If approved, the mergers are expected to occur on February 18, 2005, or such later date as the parties to each such merger transaction may agree.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
One Group Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Short-Term Municipal Bond Fund, the Intermediate Tax-Free Bond Fund, the Tax-Free Bond Fund, the Municipal Income Fund, the Arizona Municipal Bond Fund, the Kentucky Municipal Bond Fund, the Louisiana Municipal Bond Fund, the Michigan Municipal Bond Fund, the Ohio Municipal Bond Fund and the West Virginia Municipal Bond Fund (ten series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States,) which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 20, 2004

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 128

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

TRUSTEES

NAME AND ADDRESS(1)
BIRTHDATE                                                                                   OTHER DIRECTORSHIPS
TIME SERVED WITH THE TRUST          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS           HELD BY TRUSTEE
----------------------------  ------------------------------------------------------------  -------------------
Peter C. Marshall             From March 2002 to present, self-employed as a business              None
12/10/42                      consultant; March 2000 to February 2002, Senior Vice
5/16/94 - present             President, W.D. Hoard, Inc. (corporate parent of DCI
                              Marketing, Inc.); November 1993 to March 2000, President DCI
                              Marketing, Inc.


Frederick W. Ruebeck          From April 2000 to present, Advisor, Jerome P. Green &               None
10/8/39                       Associates, LLC (a broker-dealer); January 2000 to April
5/16/94 - present             2000, self-employed as a consultant; June 1988 to December
                              1999, Director of Investments, Eli Lilly and Company.


Robert A. Oden, Jr.           From July 2002 to present, President, Carleton College; 1995         None
9/11/46                       to July 2002, President, Kenyon College.
6/25/97 - present


John F. Finn                  From 1975 to present, President, Gardner, Inc. (wholesale     Director, Cardinal
11/15/47                      distributor to outdoor power equipment industry).                Health, Inc.
5/21/98 - present


Marilyn McCoy                 From 1985 to present, Vice President of Administration and           None
3/18/48                       Planning, Northwestern University.
4/28/99 - present


Julius L. Pallone             From 1994 to present, President, J.L. Pallone Associates             None
5/26/30                       (insurance consultant).
4/28/99 - present


Donald L. Tuttle              From 1995 to present, Vice President, Association for                None
10/6/34                       Investment Management and Research.
4/28/99 - present

------------
(1) The address of each Trustee is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Trustee is indefinite except in the case of Mr. Pallone whose term expires on June 30, 2005. As of June 30, 2004, there were 58 portfolios within the Fund complex.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

OFFICERS

NAME AND ADDRESS(1)
BIRTHDATE
POSITION HELD AND
TIME SERVED WITH THE TRUST           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
----------------------------   ------------------------------------------------------------
David J. Kundert               From 1995 to present, Chairman and Chief Executive Officer,
10/28/42                       Bank One Investment Management Group. Since 1992, President
President                      and Chief Executive Officer, Banc One Investment Advisors
10/15/03 - present             Corporation; Director, Banc One Investment Advisors
                               Corporation, One Group Dealer Services, Inc., and One Group
                               Administrative Services, Inc.


Beverly J. Langley             From June 1992 to present, Senior Compliance Director of
10/4/56                        Banc One Investment Advisors Corporation.
Vice President
8/15/02 - present


Nadeem Yousaf(2)               From August 1999 to present, Vice President, Financial
1/26/69                        Services, BISYS Fund Services, Inc. From March 1997 to June
Treasurer                      1999, Director of Canadian Operations, Investor Bank and
11/13/03 - present             Trust.


Scott E. Richter               From February 2003 to present, Senior Associate General
7/4/56                         Counsel, Bank One Corporation. From November 1998 to January
Secretary                      2003, Deputy General Counsel, Institutional Division,
10/15/03 - present             INVESCO. From January 1997 to October 1998, Associate
                               General Counsel, Piper Capital Management.


Jessica K. Ditullio            From January 2000 to present, First Vice President and
9/19/62                        Counsel, Bank One Corporation. From August 1990 to January
Assistant Secretary            2000, Counsel, Bank One Corporation.
1/1/00 - present


Nancy E. Fields                From October 1999 to present, Director, Mutual Fund
6/22/49                        Administration, One Group Administrative Services, Inc. and
Assistant Secretary            Senior Project Manager, Mutual Funds, One Group Dealer
1/1/00 - present               Services, Inc. From July 1999 to October 1999, Project
                               Manager, One Group, Banc One Investment Advisors Corp. From
                               January 1998 to July 1999, Vice President, Ohio Bankers
                               Association. From July 1990 through December 1997,


Alaina Metz                    Vice President, Client Services, BISYS Fund Services, Inc.
4/7/67                         From January 2002 to present, Vice President, Regulatory
Assistant Secretary            Services, BISYS Fund Services, Inc. From June 1995 to
11/1/95 - present              January 2002, Chief Administrative Officer, Blue Sky
                               Compliance, BISYS Fund Services, Inc.

------------
(1) The address of each officer is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Officer is indefinite. As of June 30, 2004, there were 58 portfolios within the Fund complex.

(2) On July 12, 2004, Stephanie J. Dorsey was appointed to serve as Treasurer to the Trust.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 130

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2004, and continued to hold your shares at the end of the reporting period, June 30, 2004.

In order to comply with newly issued regulatory requirements, the beginning account value of this example will be $1,000. While this represents a change from the action outlined in One Group Mutual Funds' Commitment to Fund Shareholders, this change will make it easier for shareholders to (1) estimate their actual expenses, e.g. for shareholders holding less than $10,000 in a fund, and (2) compare this information to similar information provided by other mutual funds.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                           EXPENSES PAID
                                                             ENDING            DURING
                                          BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                       ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                       JANUARY 1, 2004      30, 2004          2004(1)
                                       ---------------    -------------    --------------
SHORT-TERM MUNICIPAL BOND FUND
 Class I   Actual....................      $1,000            $  994            $ 2.73
           Hypothetical(6)...........      $1,000            $1,022            $ 2.78
 Class A   Actual....................      $1,000            $  993            $ 3.97
           Hypothetical(6)...........      $1,000            $1,021            $ 4.04
 Class B   Actual....................      $1,000            $  991            $ 6.44
           Hypothetical(6)...........      $1,000            $1,019            $ 6.56
 Class C   Actual....................      $1,000            $  991            $ 6.45
           Hypothetical(6)...........      $1,000            $1,019            $ 6.56
INTERMEDIATE TAX-FREE BOND FUND
 Class I   Actual....................      $1,000            $  995            $ 2.92
           Hypothetical(6)...........      $1,000            $1,022            $ 2.97
 Class A   Actual....................      $1,000            $  993            $ 4.16
           Hypothetical(6)...........      $1,000            $1,021            $ 4.23
 Class B   Actual....................      $1,000            $  989            $ 7.37
           Hypothetical(6)...........      $1,000            $1,018            $ 7.51

                  COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
           -----------------------------------------------------------
           INVESTMENT                                                     ANNUALIZED
            ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
            FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
           ----------    --------------    ------------    -----------    ----------
SHORT-TER
 Class I     $ 1.71          $0.80            $   --          $0.22          0.55%
             $ 1.74          $0.81            $   --          $0.23          0.55%
 Class A     $ 1.71          $0.80            $ 1.24          $0.22          0.80%
             $ 1.74          $0.81            $ 1.26          $0.23          0.80%
 Class B     $ 1.71          $0.80            $ 3.71          $0.22          1.30%
             $ 1.74          $0.81            $ 3.78          $0.23          1.30%
 Class C     $ 1.71          $0.80            $ 3.72          $0.22          1.30%
             $ 1.74          $0.81            $ 3.78          $0.23          1.30%
INTERMEDI
 Class I     $ 1.98          $0.80            $   --          $0.14          0.59%
             $ 2.01          $0.81            $   --          $0.15          0.59%
 Class A     $ 1.98          $0.80            $ 1.24          $0.14          0.84%
             $ 2.01          $0.81            $ 1.26          $0.15          0.84%
 Class B     $ 1.98          $0.80            $ 4.45          $0.14          1.49%
             $ 2.01          $0.81            $ 4.54          $0.15          1.49%

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES, CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

                                                                           EXPENSES PAID
                                                             ENDING            DURING
                                          BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                       ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                       JANUARY 1, 2004      30, 2004          2004(1)
                                       ---------------    -------------    --------------
TAX-FREE BOND FUND
 Class I   Actual....................      $1,000            $  993            $ 2.92
           Hypothetical(6)...........      $1,000            $1,022            $ 2.97
 Class A   Actual....................      $1,000            $  992            $ 4.16
           Hypothetical(6)...........      $1,000            $1,021            $ 4.23
 Class B   Actual....................      $1,000            $  988            $ 7.37
           Hypothetical(6)...........      $1,000            $1,018            $ 7.50
MUNICIPAL INCOME FUND
 Class I   Actual....................      $1,000            $  989            $ 2.92
           Hypothetical(6)...........      $1,000            $1,022            $ 2.98
 Class A   Actual....................      $1,000            $  989            $ 4.16
           Hypothetical(6)...........      $1,000            $1,021            $ 4.24
 Class B   Actual....................      $1,000            $  986            $ 7.37
           Hypothetical(6)...........      $1,000            $1,018            $ 7.52
 Class C   Actual....................      $1,000            $  986            $ 7.37
           Hypothetical(6)...........      $1,000            $1,018            $ 7.52
ARIZONA MUNICIPAL BOND FUND
 Class I   Actual....................      $1,000            $  989            $ 2.92
           Hypothetical(6)...........      $1,000            $1,022            $ 2.97
 Class A   Actual....................      $1,000            $  988            $ 4.15
           Hypothetical(6)...........      $1,000            $1,021            $ 4.23
 Class B   Actual....................      $1,000            $  985            $ 7.35
           Hypothetical(6)...........      $1,000            $1,018            $ 7.50
KENTUCKY MUNICIPAL BOND FUND
 Class I   Actual....................      $1,000            $  990            $ 2.97
           Hypothetical(6)...........      $1,000            $1,022            $ 3.01
 Class A   Actual....................      $1,000            $  990            $ 4.21
           Hypothetical(6)...........      $1,000            $1,021            $ 4.27
 Class B   Actual....................      $1,000            $  987            $ 7.42
           Hypothetical(6)...........      $1,000            $1,018            $ 7.55
LOUISIANA MUNICIPAL BOND FUND
 Class I   Actual....................      $1,000            $  990            $ 3.02
           Hypothetical(6)...........      $1,000            $1,022            $ 3.08
 Class A   Actual....................      $1,000            $  988            $ 4.26
           Hypothetical(6)...........      $1,000            $1,021            $ 4.34
 Class B   Actual....................      $1,000            $  985            $ 7.47
           Hypothetical(6)...........      $1,000            $1,017            $ 7.62
MICHIGAN MUNICIPAL BOND FUND
 Class I   Actual....................      $1,000            $  991            $ 2.97
           Hypothetical(6)...........      $1,000            $1,022            $ 3.02
 Class A   Actual....................      $1,000            $  990            $ 4.21
           Hypothetical(6)...........      $1,000            $1,021            $ 4.28
 Class B   Actual....................      $1,000            $  986            $ 7.42
           Hypothetical(6)...........      $1,000            $1,018            $ 7.55
OHIO MUNICIPAL BOND FUND
 Class I   Actual....................      $1,000            $  991            $ 2.97
           Hypothetical(6)...........      $1,000            $1,022            $ 3.02
 Class A   Actual....................      $1,000            $  990            $ 4.21
           Hypothetical(6)...........      $1,000            $1,021            $ 4.28
 Class B   Actual....................      $1,000            $  987            $ 7.42
           Hypothetical(6)...........      $1,000            $1,018            $ 7.56
WEST VIRGINIA MUNICIPAL BOND FUND
 Class I   Actual....................      $1,000            $  989            $ 2.97
           Hypothetical(6)...........      $1,000            $1,022            $ 3.02
 Class A   Actual....................      $1,000            $  988            $ 4.21
           Hypothetical(6)...........      $1,000            $1,021            $ 4.28
 Class B   Actual....................      $1,000            $  984            $ 7.39
           Hypothetical(6)...........      $1,000            $1,018            $ 7.55

                  COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
           -----------------------------------------------------------
           INVESTMENT                                                     ANNUALIZED
            ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
            FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
           ----------    --------------    ------------    -----------    ----------
TAX-FREE
 Class I     $ 1.98          $0.80            $   --          $0.14          0.59%
             $ 2.01          $0.81            $   --          $0.15          0.59%
 Class A     $ 1.98          $0.80            $ 1.24          $0.14          0.84%
             $ 2.01          $0.81            $ 1.26          $0.15          0.84%
 Class B     $ 1.98          $0.80            $ 4.45          $0.14          1.49%
             $ 2.01          $0.81            $ 4.53          $0.15          1.49%
MUNICIPAL
 Class I     $ 1.98          $0.80            $   --          $0.14          0.59%
             $ 2.02          $0.81            $   --          $0.15          0.59%
 Class A     $ 1.98          $0.80            $ 1.24          $0.14          0.84%
             $ 2.02          $0.81            $ 1.26          $0.15          0.84%
 Class B     $ 1.98          $0.80            $ 4.45          $0.14          1.49%
             $ 2.02          $0.81            $ 4.54          $0.15          1.49%
 Class C     $ 1.98          $0.80            $ 4.45          $0.14          1.49%
             $ 2.02          $0.81            $ 4.54          $0.15          1.49%
ARIZONA M
 Class I     $ 1.98          $0.80            $   --          $0.14          0.59%
             $ 2.01          $0.81            $   --          $0.15          0.59%
 Class A     $ 1.98          $0.80            $ 1.23          $0.14          0.84%
             $ 2.01          $0.81            $ 1.26          $0.15          0.84%
 Class B     $ 1.97          $0.80            $ 4.44          $0.14          1.49%
             $ 2.01          $0.81            $ 4.53          $0.15          1.49%
KENTUCKY
 Class I     $ 1.98          $0.80            $   --          $0.19          0.60%
             $ 2.01          $0.81            $   --          $0.19          0.60%
 Class A     $ 1.98          $0.80            $ 1.24          $0.19          0.85%
             $ 2.01          $0.81            $ 1.26          $0.19          0.85%
 Class B     $ 1.98          $0.80            $ 4.45          $0.19          1.50%
             $ 2.01          $0.81            $ 4.54          $0.19          1.50%
LOUISIANA
 Class I     $ 1.98          $0.80            $   --          $0.24          0.61%
             $ 2.02          $0.81            $   --          $0.25          0.61%
 Class A     $ 1.98          $0.80            $ 1.24          $0.24          0.86%
             $ 2.02          $0.81            $ 1.26          $0.25          0.86%
 Class B     $ 1.98          $0.80            $ 4.45          $0.24          1.51%
             $ 2.02          $0.81            $ 4.54          $0.25          1.51%
MICHIGAN
 Class I     $ 1.96          $0.80            $   --          $0.21          0.60%
             $ 2.00          $0.81            $   --          $0.21          0.60%
 Class A     $ 1.96          $0.80            $ 1.24          $0.21          0.85%
             $ 2.00          $0.81            $ 1.26          $0.21          0.85%
 Class B     $ 1.96          $0.80            $ 4.45          $0.21          1.50%
             $ 2.00          $0.81            $ 4.53          $0.21          1.50%
OHIO MUNI
 Class I     $ 1.93          $0.80            $   --          $0.24          0.60%
             $ 1.96          $0.81            $   --          $0.25          0.60%
 Class A     $ 1.93          $0.80            $ 1.24          $0.24          0.85%
             $ 1.96          $0.81            $ 1.26          $0.25          0.85%
 Class B     $ 1.93          $0.80            $ 4.45          $0.24          1.50%
             $ 1.96          $0.81            $ 4.54          $0.25          1.50%
WEST VIRG
 Class I     $ 1.96          $0.79            $   --          $0.22          0.60%
             $ 1.99          $0.80            $   --          $0.23          0.60%
 Class A     $ 1.96          $0.79            $ 1.24          $0.22          0.85%
             $ 1.99          $0.80            $ 1.26          $0.23          0.85%
 Class B     $ 1.95          $0.78            $ 4.44          $0.22          1.50%
             $ 1.99          $0.80            $ 4.53          $0.23          1.50%

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

 132

MUNICIPAL FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES, CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

------------

(1) Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(2) Investment Advisory Fees are paid to Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation, for investment advisory services. See Notes to Financial Statements for details.

(3) Administration Fees are paid to One Group Administrative Services, Inc., an affiliate of Bank One Corporation, for various administrative services, including among other things fund accounting, shareholder and broker/dealer service support, providing office space for the Funds, preparing and filing various forms required by the Securities and Exchange Commission, and working with the other service providers to the Funds to implement policies established by the Board of Trustees. See Notes to Financial Statements for details.

(4) Distribution Fees are paid to One Group Dealer Services, Inc. (the "Distributor"), an affiliate of Bank One Corporation, subject to distribution and shareholder servicing plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor then pays these fees to various financial intermediaries for sales of Fund shares and/or providing services to you, the shareholder. Some distribution fees are retained by the Distributor for other distribution activities relating to the Funds. See Notes to Financial Statements for details.

(5) Other Expenses are paid to various service providers that are generally not affiliated with Bank One Corporation. The total dollar amount of these expenses for each Fund is shown in the Statement of Operations and includes items such as (i) custodian fees, (ii) legal fees, (iii) audit fees, (iv) Trustees fees and expenses, (v) transfer agent fees, (iv) registration fees, and (vii) printing and mailing fees.

(6) Represents the hypothetical 5% annual return before expenses.

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS      MUNICIPAL BOND FUNDS ANNUAL REPORT     June 30, 2004

ANNUAL REPORT

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group Mutual Funds are distributed by One Group
Dealer Services, Inc., which is a subsidiary of JPMorgan
Chase & Co. Affiliates of JPMorgan Chase & Co.
receive fees for providing services to the funds.

Call One Group Dealer Services at 1-800-480-4111 or visit www.onegroup.com for the prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the mutual funds carefully before investing. The prospectus contains this and other information about the mutual funds. Read the prospectus carefully before investing.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-480-4111; (ii) on the funds' website at http://www.onegroup.com; and (iii) on the Commission's website at http://www.sec.gov.

TOG-F-035-AN (8/04)

INCOME INVESTING

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group
  ANNUAL REPORT
  Twelve Months Ended June 30, 2004

          BOND FUNDS

          Ultra Short-Term Bond Fund         Mortgage-Backed Securities Fund
          Short-Term Bond Fund               Government Bond Fund
          Intermediate Bond Fund             Treasury & Agency Fund
          Bond Fund                          High Yield Bond Fund
          Income Bond Fund


NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

ONE GROUP BOND FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Portfolio Performance Reviews ..............................    2

Schedules of Portfolio Investments .........................   20

Statements of Assets and Liabilities .......................  151

Statements of Operations ...................................  153

Statements of Changes in Net Assets ........................  155

Financial Highlights .......................................  162

Notes to Financial Statements ..............................  176

Report of Independent Registered Public Accounting Firm ....  186

Trustees ...................................................  187

Officers ...................................................  188

Shareholder Expense Example.................................  189

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 2

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Michael Sais, CFA, portfolio manager of the fund and member of the taxable bond team, Doug Swanson, managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

HOW DID THE FUND PERFORM FOR SHAREHOLDERS?
The fund's Class I shares posted a total return of 1.69% for the year ended June 30, 2004. (For information on other share classes, see page 3.) The fund's Class I shares outperformed the return for the benchmark index, the Lehman Brothers 9-12 Month U.S. Treasury Index (total return of 0.86%, see page 3 for details).

TO WHAT DO YOU ATTRIBUTE THIS OUTPERFORMANCE?
This outperformance was primarily due to our strategy of maintaining a slightly longer-than-average duration (sensitivity to interest rate changes), particularly earlier in the fiscal year, when interest rates declined somewhat. In addition, strong performance from the fund's Treasury inflation index securities (securities whose principal amounts are adjusted for inflation) and mortgage- and asset-backed securities helped the return.

WHAT WAS THE GENERAL CLIMATE FOR FIXED-INCOME INVESTORS?
Despite some interim volatility, yields on government securities increased across the board during the fiscal year, due to encouraging economic news. Early in the year, the U.S. economy continued to gather strength, but the employment figures remained weak. Awaiting a better jobs scenario, the Federal Reserve remained on hold. The second calendar quarter of 2004 began with a surprisingly encouraging jobs-growth report, and the employment data remained favorable throughout the rest of the fiscal year. In addition, inflation inched upward. These factors, combined with continued economic growth, sparked the launch of the much-anticipated bond bear market. They also pushed the Federal Reserve into action, and on the last day of the fiscal year it raised interest rates 25 basis points. This marked the first Federal Reserve rate hike in four years.

HOW DID THE FUND'S YIELD CHANGE?
Contrary to the general rise in interest rates during the year, the fund's 30-day SEC yield on Class I shares decreased from 2.42% on June 30, 2003, to 2.14% on June 30, 2004. This primarily was due to the fund's significant exposure to mortgage and floating-rate securities. Yields on the mortgage securities we own tend to reflect prior mortgage prepayments, rather than the forecast for future prepayments, while yields on floating-rate securities generally lag the Federal Reserve's actions.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
As always, our goal was to seek a high level of current income while striving to minimize share price volatility. As such, we invested primarily in floating-rate mortgage- and asset-backed securities that we believed represented good value. In particular, the fund's Treasury Inflation Index securities (securities whose principal amounts are adjusted for inflation) and mortgage- and asset-backed securities performed extremely well during the fiscal year.

We also kept the fund's duration close to its target of one year. As relative value managers, we seek positive returns through our security selection process, not from interest rate speculation.

MATURITY DISTRIBUTION*

Less than one year............10.5%
Years 1-5.....................77.5%
Years 6-10....................11.1%
Years 11-20....................0.9%
Average Years to Maturity.......3.2
Years
Duration..................1.3 Years

TOP FIVE SECTORS*

U.S. Government Agency.
  Mortgages                   44.7%
Asset Backed Securities.....  28.1%
Collateralized Mortgage.
  Obligations                 23.1%
Investment Companies........   3.0%
Corporate Bonds.............   1.9%

QUALITY BREAKDOWN*

(AVERAGE QUALITY AAA)
Government/Agency...........  46.4%
AAA.........................  35.5%
AA..........................  10.8%
A...........................   3.5%
BBB.........................   3.7%

--------------------------------------------------------------------------------

* As of 6/30/04. The fund's composition is subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Top Five Sector percentages are based on net assets.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                              LEHMAN BROTHERS 9-12
                                                         CLASS I               MONTH U.S. TREASURY             LIPPER MIX
                                                         -------              --------------------             ----------
6/94                                                      10000                        10000                       10000
6/95                                                      10514                      10658.6                       10304
6/96                                                      11103                      11277.4                     10752.2
6/97                                                      11896                      11979.5                     11411.3
6/98                                                      12610                      12697.6                     12077.8
6/99                                                      13198                      13374.8                     12656.3
6/00                                                      13945                      14091.5                     13334.7
6/01                                                      15053                      15118.4                     14301.4
6/02                                                      15828                      15783.8                     14777.7
6/03                                                      16322                      16141.3                     15161.9
6/04                                                      16599                      16280.9                     15302.9

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

------------------------------------------------------------------------------------------------------
                                                                                  Since     Inception
                                             1 Year      5 Year      10 Year    Inception     Date
------------------------------------------------------------------------------------------------------
  Class I                                     1.69%       4.69%       5.20%       4.92%      2/2/93
------------------------------------------------------------------------------------------------------
  Class A                                     1.53%       4.44%       4.96%       4.68%      2/2/93
------------------------------------------------------------------------------------------------------
  Class A*                                   -1.53%       3.81%       4.64%       4.40%      2/2/93
------------------------------------------------------------------------------------------------------
  Class B                                     1.02%       3.92%       4.66%       4.32%      2/2/93
------------------------------------------------------------------------------------------------------
  Class B*                                   -1.96%       3.92%       4.66%       4.32%      2/2/93
------------------------------------------------------------------------------------------------------
  Class C                                     1.03%       3.80%       4.22%       3.97%      2/2/93
------------------------------------------------------------------------------------------------------
  Lehman Brothers 9-12 Month U.S. Treasury    0.86%       4.02%       5.00%       4.77%
------------------------------------------------------------------------------------------------------
  Lipper Mix                                  0.94%       3.87%       4.34%       4.01%
------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 3.00% for Class A shares and the Maximum Contingent Deferred Sales Charge of 3.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

Prior to the inception of Class A (3/10/93), Class B (1/14/94) and Class C (11/1/01), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Ultra Short-Term Bond Fund is measured against the Lehman Brothers 9-12 Month U.S. Treasury Index, an unmanaged index, which includes aged U.S. Treasury notes and bonds with a remaining maturity from nine up to but not including twelve months; it excludes zero coupon strips. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Mix consists of the average monthly returns of the Lipper Adjustable Rate Mortgage Fund Index from December 1992 through June 1996. Thereafter, the date from the Lipper Ultra Short Fund Index which corresponds with the initiation of the Lipper Ultra Short Fund Index of July 1, 1996.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 4

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Rick Cipicchio, CFA, portfolio manager and member of the taxable bond team, Doug Swanson, managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

WHAT WAS THE FUND'S TOTAL RETURN?
The fund's Class I shares posted a total return of 0.67% for the one-year period ended June 30, 2004 (For information on other share classes, see page 5.)

HOW DOES THE FUND'S PERFORMANCE MEASURE UP TO ITS MARKET BENCHMARK?
The fund's Class I shares slightly underperformed its market benchmark, the Lehman Brothers 1-3 Year Government/ Credit Bond Index, for the one-year period (total return of 0.77%, see page 5 for details). This primarily was due to our strategy of having a slightly shorter duration (sensitivity to interest rate changes) than the benchmark during the first calendar quarter of 2004. Interest rate declined during that three-month period--primarily due to a lack of job growth in spite of other good economic news--and our duration strategy caused the fund's performance to lag that of the benchmark.

HOW DID THE MARKET CLIMATE AFFECT THE FUND'S PERFORMANCE?
Overall, for the 12-month period interest rates increased significantly, despite some interim volatility. In general, a growing economy and signs of an upward movement in inflation fostered the rising-rate environment. The two-year Treasury ended the fiscal year at 2.68%--an increase of 1.38 percentage points. Correspondingly, the fund's 30-day SEC yield for Class I shares increased for the period, rising from 2.02% on June 30, 2003, to 2.78% on June 30, 2004.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
As our investment philosophy dictates, we searched for attractive opportunities, based on thorough credit research and risk/return analysis across all sectors of the bond market. In addition, we strived to maintain a high credit quality profile for the fund.

As spreads on corporate and asset-backed securities tightened during most of the year, we incrementally purchased U.S. Treasuries. (Spreads refer to yield relationships between Treasuries and non-Treasury bonds of the same maturity. When spreads tighten, prices on non-Treasury bonds increase; and when spreads widen, prices drop.) But, in the second calendar quarter of 2004, spreads on agency, corporate and asset-backed securities began to widen, and we added slightly to our exposure of asset-backed and corporate securities. In addition, we took advantage of wider spreads on agency securities and increased our agency exposure by approximately 13%, funding the purchases by selling U.S. Treasury securities.

Maturity Distribution*
Less than one year............10.2%
Years 1-5.....................88.9%
Years 6-10....................10.6%
Years 11-20....................0.2%
Average Years to Maturity.......2.1
Years
Duration..................1.8 Years
Top Five Sectors
U.S. Treasury Obligations...  31.6%
Corporate Bonds.............  24.2%
U.S. Government Agency
  Securities................  22.4%
U.S. Government Agency
  Mortgages.................  12.2%
Asset-Backed Securities.....   8.1%
Quality Breakdown*
(Average Quality AAA)
Government/Agency...........  67.2%
AAA.........................  10.4%
AA..........................   3.7%
A...........................  13.1%
BBB.........................   5.7%
BB..........................   0.1%

--------------------------------------------------------------------------------

* As of 6/30/04. The fund's composition is subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Top Five Sector percentages are based on net assets.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                            LEHMAN BROTHERS 1-3 YEAR    LIPPER SHORT US GOVT FUND
                                                         CLASS I                GOVT/CREDIT INDEX                 INDEX
                                                         -------            ------------------------    -------------------------
6/94                                                      10000                        10000                       10000
6/95                                                      10796                      10779.2                       10739
6/96                                                      11350                      11376.4                     11272.7
6/97                                                      12116                      12129.8                     11999.8
6/98                                                      12915                      12956.4                     12778.6
6/99                                                      13517                      13622.2                     13339.6
6/00                                                      14167                      14283.6                     13958.5
6/01                                                      15410                      15644.6                     15149.2
6/02                                                      16438                      16724.4                     16056.6
6/03                                                      17305                      17694.4                     16705.3
6/04                                                      17421                      17830.1                     16713.7

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

-----------------------------------------------------------------------------------------------------------------
                                                                                             Since     Inception
                                                        1 Year      5 Year      10 Year    Inception     Date
-----------------------------------------------------------------------------------------------------------------
  Class I                                                0.67%       5.21%       5.71%       6.19%      9/4/90
-----------------------------------------------------------------------------------------------------------------
  Class A                                                0.39%       4.94%       5.44%       5.90%      9/4/90
-----------------------------------------------------------------------------------------------------------------
  Class A*                                              -2.66%       4.30%       5.12%       5.67%      9/4/90
-----------------------------------------------------------------------------------------------------------------
  Class B                                               -0.09%       4.40%       5.13%       5.52%      9/4/90
-----------------------------------------------------------------------------------------------------------------
  Class B*                                              -3.03%       4.40%       5.13%       5.52%      9/4/90
-----------------------------------------------------------------------------------------------------------------
  Class C                                               -0.10%       4.27%       4.70%       5.15%      9/4/90
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers 1-3 Year Government/Credit Index       0.77%       5.53%       5.95%       6.26%
-----------------------------------------------------------------------------------------------------------------
  Lipper Short U.S. Government Fund Index                0.05%       4.61%       5.27%       5.61%
-----------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 3.00% for Class A shares and the Maximum Contingent Deferred Sales Charge of 3.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

Prior to the inception of Class A (2/18/92), Class B (1/14/94) and Class C (11/1/01), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Short-Term Bond Fund is measured against the Lehman Brothers 1-3 Year Government/Credit Bond Index, an unmanaged index with a broad measure of the performance of short-term government and corporate fixed-rate debt issues. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Short U.S. Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 6

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Doug Swanson, portfolio manager of the fund and managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of 1.11% for the year ended June 30, 2004. (For information on other share classes, see page 7.)

HOW DID MARKET EVENTS INFLUENCE THE FUND'S YIELD?
Early in the year, the U.S. economy continued to gather strength, but the employment data remained weak. This helped to keep the Federal Reserve on hold. But, early in the second calendar quarter of 2004, the government released a surprisingly encouraging jobs-growth report, and the employment data remained favorable throughout the rest of the fiscal year. In addition, inflation inched upward. These factors, combined with continued economic growth, sparked the launch of the much-anticipated bond bear market. In addition, they caused the Federal Reserve to take action, and on the last day of the fiscal year it raised interest rates 25 basis points.

The general interest rate climate caused the portfolio's 30-day SEC yield on Class I shares to increase slightly during the fiscal year, from 4.17% on June 30, 2003, to 4.76% on June 30, 2004.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
We maintained a broadly diversified portfolio by investing in mortgage-backed, corporate and Treasury securities. We focused on adding value for shareholders by attempting to purchase attractively priced sub-sectors and securities and by making effective yield curve decisions. (The yield curve is the graphic depiction of the relationship between bond maturities and yields.) Later in the fiscal year we maintained a slight "barbell" strategy, whereby we overweighted securities with maturities up to one year and securities with maturities of 10 or more years. This strategy was effective as the yield curve flattened in the final months of the period. Securities in between our overweighted ranges, specifically those in the five- to 10-year portion of the curve, underperformed slightly in the rising rate environment.

Anticipating higher interest rates, we maintained a slightly shorter duration (sensitivity to interest rate changes) than the benchmark. Although this strategy was ineffective early in the year, when rates were still declining, it helped later in the fiscal year as interest rates began to swing upward.

HOW DID YOUR STRATEGIES AFFECT PERFORMANCE?
The fund's Class I shares outperformed its benchmark, the Lehman Brothers Intermediate Government/Credit Bond Index, which posted a total return of -0.07% for the 12-month period (see page 7 for details). Our security selections were the primary drivers of the fund's excess return versus the benchmark. We overweighted the mortgage- and asset-backed securities sectors and underweighted the corporate and agency sectors.

Maturity Distribution*
Less than one year.............8.5%
Years 1-5.....................42.8%
Years 6-10....................40.2%
Years 11-20....................8.5%
Average Years to Maturity.......5.2
  Years
Duration..................4.3 Years
Top Five Sectors*
U.S. Government Agency
  Mortgages.................  46.5%
Corporate Bonds.............  21.0%
U.S. Treasury Obligations...  17.0%
Collateralized Mortgage
  Obligations...............   5.7%
Investment Companies........   4.0%
Quality Breakdown*
(Average Quality AAA)
Government/Agency...........  71.1%
AAA.........................   8.6%
AA..........................   2.5%
A...........................  10.3%
BBB.........................   7.1%
Other/Non Rated.............   0.3%

--------------------------------------------------------------------------------

* As of 6/30/04. The fund's composition is subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Top Five Sector percentages are based on net assets.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                                 LEHMAN BROTHERS
                                                                                  INTERMEDIATE
                                                                             GOVERNMENT/CREDIT BOND     LIPPER SHORT INTERMEDIATE
                                                         CLASS I                      INDEX               U.S. GOVERNMENT INDEX
                                                         -------             ----------------------     -------------------------
6/94                                                      10000                        10000                       10000
6/95                                                      10985                      11037.4                       10822
6/96                                                      11706                      11590.1                       11283
6/97                                                      12764                      12426.5                     12014.2
6/98                                                      13852                      13488.2                     12868.4
6/99                                                      14397                      14052.8                     13335.5
6/00                                                      14989                      14646.9                     13860.9
6/01                                                      16602                      16263.7                     15176.3
6/02                                                      17992                      17592.4                     16300.9
6/03                                                      19573                      19500.1                     17494.1
6/04                                                      19791                      19486.2                     17385.6

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

-----------------------------------------------------------------------------------------------------------------
                                                                                             Since     Inception
                                                        1 Year      5 Year      10 Year    Inception     Date
-----------------------------------------------------------------------------------------------------------------
  Class I                                                1.11%       6.57%       7.06%       8.04%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class A                                                0.91%       6.31%       6.85%       7.78%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class A*                                              -3.64%       5.35%       6.36%       7.54%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class B                                                0.20%       5.63%       6.03%       7.02%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class B*                                              -4.62%       5.31%       6.03%       7.02%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class C                                                0.19%       5.63%       6.07%       7.03%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class C*                                              -0.77%       5.63%       6.07%       7.03%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Intermediate Government/Credit
    Index                                               -0.07%       6.75%       6.90%       8.45%
-----------------------------------------------------------------------------------------------------------------
  Lipper Short Intermediate U.S. Government Index       -0.62%       5.45%       5.69%         N/A
-----------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C Shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

Prior to the inception of Class A (5/1/92), Class B (9/23/96), and Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The Intermediate Bond Fund commenced operations as the Pegasus Intermediate Bond Fund on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Intermediate Bond Fund prior to the acquisition by the One Group Intermediate Bond Fund on March 22, 1999.

The performance of the Intermediate Bond Fund is measured against the Lehman Brothers Intermediate Government/Credit Bond Index, an unmanaged index comprised of US Government agency and Treasury securities and investment grade corporate bonds. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. The Lehman Brothers Intermediate Government/Credit Bond Index was formerly named the Lehman Brothers/Corporate Bond Index.

The Lipper Short Intermediate U.S. Government Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 8

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Doug Swanson, portfolio manager of the fund and managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of 1.13% for the year ended June 30, 2004. (For information on other share classes, see page 9.)

HOW DID THE INTEREST RATE CLIMATE INFLUENCE THE FUND'S YIELD?
At the start of the fiscal year, the U.S. economy continued to gather strength, but weak employment data kept the Federal Reserve on hold. Early in the second calendar quarter of 2004 the government released a surprisingly encouraging jobs-growth report, and the employment data remained favorable throughout the rest of the fiscal year. In addition, inflation showed signs of inching upward. These factors, combined with continued economic growth, led to the much-anticipated bond bear market. In addition, they pushed the Federal Reserve into action, raising interest rates 25 basis points on June 30.

The general interest rate climate combined with continued fund inflows caused the portfolio's 30-day SEC yield on Class I shares to increase during the fiscal year, from 4.48% on June 30, 2003, to 5.13% on June 30, 2004.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
We maintained a broadly diversified portfolio by investing in mortgage-backed, corporate and Treasury securities. We focused on adding value for shareholders by attempting to purchase attractively priced sub-sectors and securities and by making effective yield curve decisions. (The yield curve is the graphic depiction of the relationship between bond maturities and yields.) We favored securities in the five- to 10-year and 10- to 15-year segments. Securities in the five-to 10-year portion of the curve underperformed slightly in the rising rate environment.

Anticipating higher interest rates, we maintained a slightly shorter duration (sensitivity to interest rate changes) than the benchmark. Although this strategy was ineffective early in the year, when rates were still declining, it helped later in the fiscal year as interest rates began to swing upward.

HOW DID YOUR STRATEGIES AFFECT PERFORMANCE?
The fund's Class I shares outperformed its benchmark, the Lehman Brothers Aggregate Bond Index (total return of 0.32%, see page 9 for details), during the period. This primarily was due to our security selections. Our overweighting of the mortgage- and asset-backed securities sectors and underweighting of the corporate and agency sectors also contributed positively to performance.

Maturity Distribution*
Less than one year.............3.9%
Years 1-5.....................38.7%
Years 6-10....................41.8%
Years 11-20...................14.3%
Years 20+......................1.3%
Average Years to Maturity.......6.4
  Years
Duration..................5.3 Years
Top Five Sectors*
U.S. Government Agency
  Mortgages.................  50.3%
U.S. Treasury Obligations...  23.1%
Corporate Bonds.............  14.8%
Collateralized Mortgage
  Obligations...............   6.0%
Asset-Backed Securities.....   2.5%
Quality Breakdown*
(Average Quality AAA)
Government/Agency...........  77.2%
AAA.........................   8.5%
AA..........................   2.0%
A...........................   6.8%
BBB.........................   5.2%
Other/Not Rated.............   0.2%

--------------------------------------------------------------------------------

* As of 6/30/04. The fund's composition is subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Top Five Sector percentages are based on net assets.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                            LEHMAN BROTHERS AGGREGATE   LIPPER INTERMEDIATE U.S.
                                                         CLASS I                   BOND INDEX               GOVERNMENT INDEX
                                                         -------            -------------------------   ------------------------
6/94                                                      10000                        10000                       10000
6/95                                                      11225                      11254.7                       10985
6/96                                                      11982                      11819.3                     11429.9
6/97                                                      13136                      12782.6                       12254
6/98                                                      14525                      14130.1                     13409.5
6/99                                                      14999                      14574.7                     13758.2
6/00                                                      15590                      15240.8                     14296.1
6/01                                                      17437                      16951.9                       15823
6/02                                                      19074                      18415.2                     17139.4
6/03                                                      20888                      20330.5                     18673.4
6/04                                                      21123                      20395.6                     18531.5

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

-----------------------------------------------------------------------------------------------------------------
                                                                                             Since     Inception
                                                        1 Year      5 Year      10 Year    Inception     Date
-----------------------------------------------------------------------------------------------------------------
  Class I                                                1.13%       7.09%       7.76%       8.98%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class A                                                0.84%       6.80%       7.54%       8.70%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class A*                                              -3.72%       5.82%       7.05%       8.46%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class B                                                0.28%       6.14%       6.76%       7.96%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class B*                                              -4.54%       5.82%       6.76%       7.96%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class C                                                0.17%       6.14%       6.80%       7.99%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class C*                                              -0.79%       6.14%       6.80%       7.99%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index                   0.32%       6.95%       7.39%       9.14%
-----------------------------------------------------------------------------------------------------------------
  Lipper Intermediate U.S. Government Index             -0.76%       6.14%       6.36%         N/A
-----------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C Shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

Prior to the inception of Class A (5/1/92), Class B (8/26/96), and Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The Bond Fund commenced operations as the Pegasus Bond Fund on June 1, 1991, subsequent to the transfer of assets from a common trust fund with materially equivalent investment objectives, policies, guidelines and restrictions as the Fund. The quoted performance of the Fund includes the performance of the common trust fund for periods prior to the Fund's commencement of operations as adjusted to reflect the expenses and sales charges associated with the Fund. Common trust funds are not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, are not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The above quoted performance data includes the performance of a common trust fund and the Pegasus Bond Fund prior to the acquisition by the One Group Bond Fund on March 22, 1999.

The performance of the Bond Fund is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper Intermediate U.S. Government Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 10

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Mark Jackson, CFA, portfolio manager of the fund and member of the taxable bond team, Doug Swanson, managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

WHAT WAS THE FUND'S TOTAL RETURN?
For the one-year period ended June 30, 2004, the fund's Class I shares posted a total return of 1.22%. (For information on other share classes, see page 11.)

HOW DID THE MARKET CLIMATE INFLUENCE FUND PERFORMANCE?
Interest rates were volatile and increased significantly during the year. The yield on the U.S. Treasury benchmark notes rose more than 1 percentage point for the period. In response, the fund's 30-day SEC yield on Class I shares increased from 3.93% on June 30, 2003, to 4.55% on June 30, 2004. The investment-grade and high-yield corporate bond sectors posted strong relative returns, but most of this strength came in the first half of the fiscal year. The fund's holdings in these sectors performed well on a relative basis.

HOW DID THE FUND'S RETURN COMPARE TO THAT OF ITS BENCHMARK?
The fund's Class I shares outperformed its benchmark, the Lehman Brothers Aggregate Bond Index, for the one-year period (total return of 0.32%, see page 11 for details). This primarily was due to the strong excess returns generated by the fund's investment-grade and high-yield corporate holdings.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
We continued to analyze opportunities in the government, mortgage, asset-backed, corporate and high-yield markets by searching for issues and issuers with attractive long-term relative return prospects. In general, we focused on intermediate-term, investment-grade corporate bonds, mortgage-backed securities with relatively attractive prepayment characteristics, and high-yield bonds at the higher end of the quality spectrum.

We did not make any interest rate "bets" relative to the benchmark, preferring instead to keep the fund's duration (sensitivity to interest rate changes) slightly lower or close to neutral. This strategy provided a slight return advantage as interest rates increased.

MATURITY DISTRIBUTIONS*

Less than one year.............9.7%
Years 1-5.....................41.5%
Years 6-10....................29.8%
Years 11-20...................17.0%
Years 20+......................1.9%
Average Years to Maturity.......6.3
Years
Duration..................4.4 Years

TOP FIVE SECTORS*

Corporate Bonds.............  34.4%
U.S. Treasury Obligations...  27.1%
U.S. Government Agency.
  Mortgages                   22.6%
U.S. Government Agency.
  Securities                   5.5%
Investment Companies........   3.9%

QUALITY BREAKDOWN*

(Average Quality AA)
Government/Agency...........  60.4%
AAA.........................   5.3%
AA..........................   3.8%
A...........................  14.0%
BBB.........................   8.6%
BB..........................   4.9%
B...........................   1.7%
Other/Non Rated.............   1.4%

--------------------------------------------------------------------------------

* As of 6/30/04. The fund's composition is subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Top Five Sector percentages are based on net assets.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                            LEHMAN BROTHERS AGGREGATE      LIPPER INTERMEDIATE
                                                         CLASS I                   BOND INDEX            INVESTMENT GRADE INDEX
                                                         -------            -------------------------    ----------------------
6/94                                                      10000                        10000                       10000
6/95                                                      11169                      11254.7                       11111
6/96                                                      11692                      11819.3                     11637.7
6/97                                                      12553                      12782.6                     12560.5
6/98                                                      13863                      14130.1                     13773.9
6/99                                                      14142                      14574.7                     14115.5
6/00                                                      14735                      15240.8                     14646.2
6/01                                                      16208                      16951.9                     16242.6
6/02                                                      17356                      18415.2                     17392.6
6/03                                                      19109                      20330.5                     19264.1
6/04                                                      19342                      20395.6                     19373.9

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

-----------------------------------------------------------------------------------------------------------------
                                                                                             Since     Inception
                                                        1 Year      5 Year      10 Year    Inception     Date
-----------------------------------------------------------------------------------------------------------------
  Class I                                                1.22%       6.46%       6.82%       6.16%      3/5/93
-----------------------------------------------------------------------------------------------------------------
  Class A                                                0.98%       6.19%       6.53%       5.92%      3/5/93
-----------------------------------------------------------------------------------------------------------------
  Class A*                                              -3.55%       5.22%       6.03%       5.49%      3/5/93
-----------------------------------------------------------------------------------------------------------------
  Class B                                                0.32%       5.50%       5.85%       5.19%      3/5/93
-----------------------------------------------------------------------------------------------------------------
  Class B*                                              -4.51%       5.18%       5.85%       5.19%      3/5/93
-----------------------------------------------------------------------------------------------------------------
  Class C                                                0.33%       5.53%       5.79%       5.12%      3/5/93
-----------------------------------------------------------------------------------------------------------------
  Class C*                                              -0.63%       5.53%       5.79%       5.12%      3/5/93
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index                   0.32%       6.95%       7.39%       6.65%
-----------------------------------------------------------------------------------------------------------------
  Lipper Intermediate Investment Grade Index             0.57%       6.54%       6.84%       6.16%
-----------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C Shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

Prior to the inception of Class B (5/31/95) and Class C (5/30/00), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The above-quoted performance data includes the performance of the Pegasus Multi Sector Bond Fund prior to the acquisition by the One Group Income Bond Fund on March 22, 1999. On December 2, 1994, the fund terminated its offering of Class B shares and such shares converted to Class A shares. The Fund re-offered Class B shares on May 31, 1995. Therefore, the above-quoted performance data for Class B includes the performance of the Pegasus Multi Sector Bond Fund for Class A for the period between December 2, 1994 to May 30, 1995. Performance for Class B shares is based on Class A share performance adjusted to reflect the difference in sales charges.

The performance of the Income Bond Fund is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares. Performance for Class C shares is based on Class B share performance adjusted to reflect the difference in sales charges.

The Lipper Intermediate Investment Grade Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 12

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Doug Swanson, portfolio manager of the fund and managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of 3.30% for the year ended June 30, 2004. (For information on other share classes, see page 13.)

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
Overall, declining mortgage volatility and strong demand were favorable influences on the mortgage-backed securities market during the fiscal year. We attempted to add value for shareholders by purchasing attractively priced securities within the mortgage sector and by making effective yield curve decisions. (The yield curve is the graphic depiction of the relationship between bond maturities and yields.) In particular, we primarily focused on bonds in the 10- to 15-year range of the yield curve, where prices and yields were relatively attractive.

HOW DID YOUR STRATEGIES AFFECT PERFORMANCE?
Compared to the benchmark, the Lehman Brothers Mortgage-Backed Securities Index, which showed a total return of 2.23% for the fiscal year, the fund's Class I shares outperformed (see page 13 for details). We attribute this outperformance to our focus on collateralized mortgage obligations, or CMOs (mortgage-backed bonds that let investors choose from different payback periods and pay a fixed rate of interest at regular intervals). We emphasized CMOs that we believed were less sensitive to extension risk (the risk that rising interest rates may slow the anticipated prepayment speeds, causing investors to have to commit their principal longer than they expected) than many lower-coupon mortgage-backed securities.

HOW DID THE INTEREST RATE CLIMATE INFLUENCE THE FUND'S YIELD?
Despite some interim volatility, interest rates increased for the 12-month period. As the year progressed and the economy continued to strengthen, investors became more convinced the Federal Reserve would launch a tightening campaign. This caused market rates to rise in advance of the Federal Reserve's June 30, 2004, interest rate hike. Nevertheless, the fund's 30-day SEC yield on Class I shares declined during the period, falling from 5.09% June 30, 2003, to 4.67% on June 30, 2004. Yields in the mortgage market generally reflect prior prepayment activity, rather than the outlook for prepayments. Therefore, yields on mortgage securities often lag the general movement in market rates.

MATURITY DISTRIBUTION*

Less than one year............13.1%
Years 1-5.....................40.2%
Years 6-10....................40.0%
Years 11-20....................6.9%
Average Years to Maturity.......5.0
  Years
Duration..................4.2 Years

TOP FIVE SECTORS**

U.S. Government Agency.
  Mortgages                   76.2%
Collateralized Mortgage.
  Obligations                  9.7%
Repurchase Agreement........   8.3%
Investment Companies........   4.0%
U.S. Treasury Obligations...   1.2%

QUALITY BREAKDOWN*

(AVERAGE QUALITY AAA)
Government Agency...........  91.8%
AAA.........................   8.2%

--------------------------------------------------------------------------------

* As of 6/30/04. The fund's composition is subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Top Five Sector percentages are based on net assets.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                            LEHMAN BROTHERS MORTGAGE-     LIPPER U.S. MORTGAGE
                                                         CLASS I                BACKED SECURITIES                 FUNDS
                                                         -------            -------------------------     --------------------
6/94                                                      10000                       10000                       10000
6/95                                                      11339                       11216                       10986
6/96                                                      12495                       11873                       11501
6/97                                                      14126                       12953                       12445
6/98                                                      15701                       14110                       13511
6/99                                                      16323                       14676                       13865
6/00                                                      16870                       15415                       14458
6/01                                                      19101                       17154                       15908
6/02                                                      21338                       18694                       17265
6/03                                                      22469                       19764                       18182
6/04                                                      23209                       20204                       18515

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

-----------------------------------------------------------------------------------------------------------------
                                                                                             Since     Inception
                                                        1 Year      5 Year      10 Year    Inception     Date
-----------------------------------------------------------------------------------------------------------------
  Class I                                                3.30%       7.29%       8.78%       9.98%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class A                                                3.07%       7.04%       8.47%       9.63%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Class A*                                              -1.54%       6.06%       7.97%       9.38%     12/31/83
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Mortgage Backed Securities Index       2.23%       6.60%       7.29%       9.29%
-----------------------------------------------------------------------------------------------------------------
  Lipper U.S. Mortgage Funds Index                       1.83%       5.91%       6.33%         N/A
-----------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50%.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the Mortgage-Backed Securities Fund on August 18, 2000. The collective fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions and limitations imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Mortgage-Backed Securities Fund is measured against the Lehman Brothers Mortgage Backed Securities Index, an unmanaged index measuring the performance of mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA) and Freddie Mac (FHLMC). This index is formed by grouping the universe of over 600,000 individual fixed rate MBS pools into approximately 3,500 generic aggregates. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares.

The Lipper U.S. Mortgage Funds Index invests at least 65% of its assets in mortgages/securities issued or guaranteed as to principal and interest by the U.S. government and certain federal agencies.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 14

ONE GROUP GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Michael Sais, CFA, portfolio manager of the fund and member of the taxable bond team, Doug Swanson, managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

HOW DID THE FUND PERFORM FOR SHAREHOLDERS?
For the year ended June 30, 2004, the fund's Class I shares posted a total return of -0.16%. (For information on other share classes, see page 15.) The fund's Class I shares outperformed the total return for the fund's benchmark, the Lehman Brothers Government Bond Index (total return of -1.36%, see page 15 for details).

TO WHAT DO YOU ATTRIBUTE THIS OUTPERFORMANCE?
This outperformance was largely the result of our greater exposure to stable-duration mortgage-backed securities. (Duration refers to a security's sensitivity to interest rate changes.) In particular, the significant tightening of mortgage spreads contributed to the fund's performance. (Spreads refer to yield relationships between Treasuries and non-Treasury bonds of the same maturity. When spreads tighten, prices on non-Treasury bonds increase; and when spreads widen, prices drop.)

WHAT WAS THE GENERAL CLIMATE FOR GOVERNMENT SECURITIES?
Despite some interim volatility, yields on government securities increased across the board during the fiscal year, due to encouraging economic news. Early in the year, the U.S. economy continued to gather strength, but the employment figures remained weak. Awaiting a better jobs scenario, the Federal Reserve remained on hold. The second calendar quarter of 2004 began with a surprisingly encouraging jobs-growth report, and the employment data remained favorable throughout the rest of the fiscal year. In addition, inflation inched upward. These factors, combined with continued economic growth, sparked the launch of the much-anticipated bond bear market. They also pushed the Federal Reserve into action, and on the last day of the fiscal year it raised interest rates 25 basis points. This marked the first Federal Reserve rate hike in four years.

HOW DID THE INTEREST RATE ENVIRONMENT INFLUENCE THE FUND'S YIELD?
The fund's yield followed the general increase in interest rates, rising from 3.77% on June 30, 2003, to 4.60% on June 30, 2004 (Class I shares).

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
We strived to achieve a high level of current income while maintaining a relatively stable duration of approximately five years. (Duration is a measure of a fund's sensitivity to interest rate changes. A longer duration indicates greater price sensitivity; a shorter duration indicates less.)

In addition, we focused on the income component of total return by investing a significant portion of the portfolio in mortgage-backed securities that represent good value. Because durations on mortgage-backed securities tend to fluctuate with changes in interest rates, we constantly adjusted the portfolio's interest-rate sensitivity to maintain a five-year duration. This strategy generally is successful when undervalued mortgage securities appreciate to their fair market value and when interest rate volatility remains low to moderate.

MATURITY DISTRIBUTION*

Less than one year.............7.4%
Years 1-5.....................29.9%
Years 6-10....................37.0%
Years 11-20...................24.3%
Years 20+......................1.4%
Average Years to Maturity.......7.3
  Years
Duration..................5.8 Years

SECTOR DISTRIBUTION*

U.S. Government Agency.
  Mortgages                   60.0%
U.S. Treasury Obligations...  24.4%
U.S. Government Agency.
  Securities                  12.2%
Investment Companies........   3.3%

QUALITY BREAKDOWN*

(AVERAGE QUALITY AAA)
Government/Agency........... 100.0%

--------------------------------------------------------------------------------

* As of 6/30/04. The fund's composition is subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                                 LEHMAN BROTHERS           LIPPER GENERAL U.S.
                                                         CLASS I              GOVERNMENT BOND INDEX       GOVERNMENT FUND INDEX
                                                         -------              ---------------------       ---------------------
6/94                                                      10000                        10000                       10000
6/95                                                      11208                      11205.9                       11062
6/96                                                      11635                      11711.6                       11458
6/97                                                      12578                      12577.9                     12308.2
6/98                                                      13937                      13993.1                     13534.1
6/99                                                      14208                      14419.6                     13753.4
6/00                                                      14823                      15141.4                       14276
6/01                                                      16398                      16705.8                     15706.4
6/02                                                      17910                        18177                     16989.7
6/03                                                      19625                      20237.3                     18467.8
6/04                                                      19594                      19963.1                     18305.2

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

-----------------------------------------------------------------------------------------------------------------
                                                                                             Since     Inception
                                                        1 Year      5 Year      10 Year    Inception     Date
-----------------------------------------------------------------------------------------------------------------
  Class I                                               -0.16%       6.64%       6.96%       6.15%      2/8/93
-----------------------------------------------------------------------------------------------------------------
  Class A                                               -0.40%       6.38%       6.71%       5.90%      2/8/93
-----------------------------------------------------------------------------------------------------------------
  Class A*                                              -4.85%       5.41%       6.22%       5.47%      2/8/93
-----------------------------------------------------------------------------------------------------------------
  Class B                                               -0.97%       5.69%       6.16%       5.33%      2/8/93
-----------------------------------------------------------------------------------------------------------------
  Class B*                                              -5.74%       5.37%       6.16%       5.33%      2/8/93
-----------------------------------------------------------------------------------------------------------------
  Class C                                               -0.96%       5.68%       5.97%       5.16%      2/8/93
-----------------------------------------------------------------------------------------------------------------
  Class C*                                              -1.92%       5.68%       5.97%       5.16%      2/8/93
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Government Bond Index                 -1.36%       6.72%       7.16%       6.60%
-----------------------------------------------------------------------------------------------------------------
  Lipper General U.S. Government Fund Index             -0.88%       5.88%       6.23%       5.55%
-----------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C Shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

Prior to the inception of Class A (3/5/93), Class B (1/14/94) and Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Government Bond Fund is measured against the Lehman Brothers Government Bond Index, an unmanaged index comprised of securities issued by the U.S. Government. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper General U.S. Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 16

ONE GROUP TREASURY AND AGENCY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Scott Grimshaw, CFA, portfolio manager of the fund and member of the taxable bond team, Doug Swanson, managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

WHAT WAS THE FUND'S TOTAL RETURN FOR THE YEAR?
The fund's Class I shares posted a total return of -0.23% for the one-year period ended June 30, 2004. (For information on other share classes, see page 17.)

HOW DID MARKET EVENTS INFLUENCE FUND PERFORMANCE?
Bond yields increased (and prices decreased) as the Federal Reserve signaled it would increase the federal funds rate in response to a strengthening economy. Consistent with general market trends, the fund's share price declined during the year, and its 30-day SEC yield on Class I shares increased to 3.10%, compared to 1.64% on June 30, compared to 2003.

WHAT WERE YOUR KEY STRATEGIES DURING THE YEAR?
For most of the year we kept the fund's average maturity and duration (sensitivity to interest rate changes) slightly shorter than those of the index. We also selectively purchased and sold agency securities as the spreads on these securities warranted. (Spreads refer to yield relationships between Treasuries and non-Treasury bonds of the same maturity. When spreads tighten, prices on non-Treasury bonds increase; and when spreads widen, prices drop.) In the Treasury market, we focused on securities we believed offered the best return potential during a six- to 12-month time horizon.

HOW DID THE FUND'S PERFORMANCE MEASURE UP TO THE BENCHMARK'S?
The fund's Class I shares outperformed its market benchmark, the Lehman Brothers Intermediate Treasury Index, during the year (total return of -0.53%, see page 17 for details). The fund's performance benefited from our decision to maintain a shorter duration for much of the fiscal year. This strategy was most beneficial during the final three months of the fiscal year, when the spike in interest rates was the greatest. Generally, in a rising interest rate environment, funds with shorter durations experience less price depreciation.

MATURITY DISTRIBUTION*

Less than one year............24.7%
Years 1-5.....................67.3%
Years 6-10.....................7.7%
Years 11-20....................0.3%
Average Years to Maturity.......2.5
  Years
Duration..................2.2 Years

SECTOR DISTRIBUTION*

U.S. Treasury Obligations...  72.6%
U.S. Government Agency.
  Securities                  26.1%
Investment Companies........   0.7%

QUALITY BREAKDOWN*

(AVERAGE QUALITY AAA)
Government/Agency............ 99.2%
AAA.........................   0.8%

--------------------------------------------------------------------------------

* As of 6/30/04. The fund's composition is subject to change. Maturity Distribution and Quality Breakdown percentages are based on total investments. Sector Distribution percentages are based on net assets.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP TREASURY AND AGENCY FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $50,000 INVESTMENT

                                                                                LEHMAN BROTHERS             LIPPER SHORT U.S.
                                                       CLASS I            INTERMEDIATE TREASURY INDEX     GOVERNMENT FUND INDEX
                                                       -------            ---------------------------     ---------------------
6/94                                                    50000                         50000                        50000
6/95                                                    55663                       54866.4                        53695
6/96                                                    57892                       57543.7                      56363.6
6/97                                                    61913                       61488.4                      59999.1
6/98                                                    66812                       66665.4                        63893
6/99                                                    69177                       69662.8                      66697.9
6/00                                                    72235                       72877.8                      69792.7
6/01                                                    79615                       80119.7                        75746
6/02                                                    85741                       86636.3                      80283.2
6/03                                                    92840                       93858.9                      83526.7
6/04                                                    92624                       93364.8                      83568.4

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

-----------------------------------------------------------------------------------------------------------------
                                                                                             Since     Inception
                                                        1 Year      5 Year      10 Year    Inception     Date
-----------------------------------------------------------------------------------------------------------------
  Class I                                               -0.23%       6.01%       6.36%       6.72%     4/30/88
-----------------------------------------------------------------------------------------------------------------
  Class A                                               -0.52%       5.75%       6.11%       6.43%     4/30/88
-----------------------------------------------------------------------------------------------------------------
  Class A*                                              -3.48%       5.11%       5.79%       6.22%     4/30/88
-----------------------------------------------------------------------------------------------------------------
  Class B                                               -1.02%       5.21%       5.62%       5.86%     4/30/88
-----------------------------------------------------------------------------------------------------------------
  Class B*                                              -3.89%       5.21%       5.62%       5.86%     4/30/88
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Intermediate Treasury Index           -0.53%       6.03%       6.44%       7.18%
-----------------------------------------------------------------------------------------------------------------
  Lipper Short U.S. Government Fund Index                0.05%       4.61%       5.27%         N/A
-----------------------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 3.00% for Class A shares and the Maximum Contingent Deferred Sales Charge of 3.00% for Class B shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

The above-quoted performance data includes the performance of a collective trust fund for the period prior to the commencement of operations of the Treasury & Agency Fund on January 20, 1997, adjusted to reflect the expenses and sales charges associated with the Fund. The collective trust fund was not registered under the Investment Company Act of 1940 ("1940 Act") and, therefore, was not subject to certain investment restrictions, limitations and diversification requirements imposed by the 1940 Act and the Internal Revenue Code. If the collective trust fund had been registered under the 1940 Act, its performance may have been adversely affected.

The performance of the Treasury & Agency Fund is measured against the Lehman Brothers Intermediate Treasury Index, an unmanaged index comprised of U.S. Treasury-issued securities with maturities of one to ten years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B shares.

The Lipper Short U.S. Government Fund Index consists of the equally weighted average monthly returns of the largest funds within the universe of all funds in the category.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 18

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with the portfolio manager of the fund, Bill Morgan of Banc One High Yield Partners LLC, the fund's sub-advisor; and Gary Madich, CFA and chief investment officer of fixed income securities for Banc One Investment Advisors Corporation

HOW DID THE FUND PERFORM?
The fund's Class I shares posted a total return of 11.22% for the year ended June 30, 2004. (For information on other share classes, see page 19.) The fund's 30-day SEC yield on Class I shares was 7.34% on June 30, 2004, compared to 7.78% a year earlier.

HOW DID THE FUND'S PERFORMANCE COMPARE TO THE BENCHMARK'S RESULTS?
The fund's Class I shares performed similarly to its benchmark index, the CSFB High Yield Index, (total return of 11.74%, see page 19 for details).

The decline of the fund's SEC yield during the 12-month period was due to a combination of factors. In particular, improving market values led to a corresponding drop in yield for a significant portion of the portfolio. In addition, declining interest rates from July 2003 until April 2004 forced us to invest new cash and reinvest sales proceeds in a lower-rate environment.

WHAT CONTRIBUTED TO THE STRONG HIGH-YIELD MARKET?
The high yield market had a sustained price appreciation from July 2003 through March 2004 followed by relatively flat returns. The continuing and steady drop in the annualized global default rate over nine consecutive quarters to 3.3% in June 2004--fueled the rally. In addition, the fundamental performance of most companies improved due to the strengthening economy. A combination of improving market fundamentals and historically low interest rates created resurgence in investor interest in the high-yield market throughout 2003. Investors harvested some of their gains during the first six months of 2004.

WHAT STRATEGIES DID YOU IMPLEMENT TO MAKE THE MOST OF THIS MARKET?
Given the prospect for an improving economy and declining default rates, we continued to look for issuers and industries more likely to fully participate in a stronger economic environment. We also selectively participated in the active new issue market when we found relatively attractive opportunities. Due to the low level of interest rates and the strong economy, we believed that interest rate risk would be greater than credit risk in the near term. Beginning in December 2003 we began investing in floating-rate instruments, such as secured bank debt, the yields on which will increase if the Federal Reserve raises interest rates. As we have done in the past, we made changes in the composition of the portfolio gradually predicated upon fundamental analysis of the opportunities and risks of each investment opportunity.

HOW DO YOU ATTEMPT TO LIMIT RISK IN THE FUND?
We manage credit risk through fundamental credit research and analysis and through broad diversification among issuers and industries. As of June 30, 2004, the fund owned investments in 391 issuers operating in 38 industries. We use fundamental credit research and analysis to identify attractive investment opportunities and to pinpoint deteriorating credit situations where the risk exceeds the likely return. We expedite the review of those portfolio holdings that present the greatest risk of deterioration. We may invest in companies that experience credit difficulties, but we attempt to invest when they are on the upswing, and when we feel they present attractive opportunities because the negatives are priced into the security.

MATURITY DISTRIBUTION*

Less than one year.............2.3%
Years 1-5.....................27.6%
Years 6-10....................64.6%
Years 11-20....................5.5%
Average Years to Maturity.......6.9
  Years
Duration..................4.3 Years

TOP FIVE INDUSTRIES*

Utilities...................  12.5%
Chemicals & Plastics........   8.8%
Food Products & Services....   6.0%
Cable Television............   5.5%
Health Care.................   5.4%

YIELD TO MATURITY
DISTRIBUTION*

Under 7.0%....................19.0%
7.0%-7.9%.....................20.2%
8.0%-8.9%.....................16.0%
9.0%-9.9%.....................16.7%
10.0% and over................28.1%

--------------------------------------------------------------------------------

* As of 6/30/04. The fund's composition is subject to change. Maturity Distribution and Yield to Maturity Distribution percentages are based on total investments. Top Five Industries are based on net assets.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

[LINE GRAPH]              VALUE OF $10,000 INVESTMENT

                                                                                        CSFB HIGH YIELD
                                                                                        INDEX, DEVELOPED      LIPPER HIGH YIELD
                                             CLASS I          CSFB HIGH YIELD INDEX      COUNTRIES ONLY        BOND FUND INDEX
                                             -------          ---------------------     ----------------      -----------------
11/98                                         10000                    10000                  10000                  10000
6/99                                          10380                  10778.5                10729.5                  10962
6/00                                          10302                  10735.8                10571.2                  10848
6/01                                          10497                  10702.2                10491.9                 9998.6
6/02                                          10252                  10875.6                10700.7                9366.69
6/03                                          12189                  13134.6                12909.5                11161.3
6/04                                          13556                  14676.8                14413.8                12354.5

                AVERAGE ANNUAL TOTAL RETURN AS OF JUNE 30, 2004

-----------------------------------------------------------------------------------------------------
                                                                                 Since     Inception
                                                        1 Year      5 Year     Inception     Date
-----------------------------------------------------------------------------------------------------
  Class I                                               11.22%       5.48%       5.56%     11/13/98
-----------------------------------------------------------------------------------------------------
  Class A                                               10.96%       5.22%       5.28%     11/13/98
-----------------------------------------------------------------------------------------------------
  Class A*                                               6.01%       4.27%       4.42%     11/13/98
-----------------------------------------------------------------------------------------------------
  Class B                                               10.23%       4.53%       4.61%     11/13/98
-----------------------------------------------------------------------------------------------------
  Class B*                                               5.23%       4.25%       4.49%     11/13/98
-----------------------------------------------------------------------------------------------------
  Class C                                               10.35%       4.57%       4.64%     11/13/98
-----------------------------------------------------------------------------------------------------
  Class C*                                               9.35%       4.57%       4.64%     11/13/98
-----------------------------------------------------------------------------------------------------
  CSFB High Yield Index                                 11.74%       6.36%       7.00%
-----------------------------------------------------------------------------------------------------
  CSFB High Yield Index, Developed Countries Only       11.65%       6.09%       6.67%
-----------------------------------------------------------------------------------------------------
  Lipper High Yield Bond Fund Index                     10.69%       2.42%       3.80%
-----------------------------------------------------------------------------------------------------

* Reflects the Maximum Applicable Sales Charge of 4.50% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C Shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

Prior to the inception of Class C (3/22/99), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the High Yield Bond Fund is measured against the Credit Suisse First Boston (CSFB) High Yield Bond Index, an unmanaged index comprised of securities that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The CSFB High Yield Index, Developed Countries Only is an unmanaged index comprised of high yield securities, within developed nations, that are selected primarily on the basis of size, liquidity and diversification to be representative of the high yield bond market.

The CSFB High Yield Index, Developed Countries Only consists of the average monthly returns of the CSFB Global High Yield Index from November 13, 1998 to December 31, 1998. Thereafter, the data is from the CSFB High Yield Index, Developed Countries Only which corresponds with the initiation of the CSFB High Yield Index, Developed Countries Only on January 1, 1999.

The Lipper High Yield Bond Fund Index is an unmanaged index typically comprised of the 30 largest mutual funds aimed at high current yields from fixed income securities. These funds have no quality or maturity restrictions and tend to invest in lower grade debt issues.

Although the fund's yield may be higher than that of fixed income funds that purchase higher-rated securities, the potentially higher yield is a function of the greater risk that the fund's share price will decline.

Please refer to the prospectus and the accompanying financial statements for more information about the fund.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 20

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
  ASSET BACKED SECURITIES (28.1%):
   340      Ace Securities Corp., Series
              99-LB1, Class A1, 1.42%,
              11/25/28*......................        341
11,710      Ace Securities Corp., Series
              01-HE1, Class M1, 2.10%,
              11/20/31*......................     11,815
 2,051      Ace Securities Corp., Series
              02-HE1, Class A, 1.44%,
              6/25/32*.......................      2,056
 4,529      Ace Securities Corp., Series
              02-HE1, Class M1, 2.30%,
              10/25/32*......................      4,636
 1,031      Advanta Mortgage Loan Trust,
              Series 99-4, Class A, 1.48%,
              11/25/29*......................      1,032
 4,492      Aegis Asset Backed Securities
              Trust, Series 04-1, Class A,
              1.45%, 4/25/34*................      4,496
   863      American Business Financial
              Services, Series 98-4, Class
              A2, 2.05%, 1/25/30*............        877
 2,000      American Express Credit Account
              Master Trust, Series 00-3,
              Class B, 1.45%, 11/15/07*......      2,004
 3,463      American Residential Home Equity
              Loan Trust, Series 98-1, Class
              M1, 1.55%, 5/25/29*............      3,466
    16      Americredit Automobile
              Receivables Trust, Series 01-C,
              Class A3, 1.25%, 4/12/06*......         16
 6,308      Americredit Automobile
              Receivables Trust, Series 02-1,
              Class A3, 4.23%, 10/6/06.......      6,359
 5,000      Americredit Automobile
              Receivables Trust, Series 02-D,
              Class A4, 3.40%, 4/13/09.......      5,023
 2,569      Amortizing Residential Collateral
              Trust, Series 02-BC4, Class A,
              1.39%, 7/25/32*................      2,572
10,000      Amortizing Residential Collateral
              Trust, Series 02-BC6, Class M1,
              1.85%, 8/25/32*................     10,084
10,378      Amortizing Residential Collateral
              Trust, Series 02-BC9, Class M1,
              2.20%, 12/25/32*...............     10,595
 2,406      Amresco Residential Securities
              Mortgage Loan, Series 97-2,
              Class M1A, 1.47%, 6/25/27*.....      2,408
10,376      Amresco Residential Securities
              Mortgage Loan, Series 98-1,
              Class M1A, 1.53%, 1/25/28*.....     10,385
 7,240      Amresco Residential Securities
              Mortgage Loan, Series 98-3,
              Class M1A, 1.52%, 9/25/28*.....      7,248

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
 1,428      Amresco Residential Securities
              Mortgage Loan Trust, Series
              97-1, Class M1A, 1.61%,
              3/25/27*.......................      1,429
   785      Banc One Heloc Trust, Series
              99-1, Class A, 1.36%, 4/20/20
              (c)............................        786
 1,000      Bank of America Synthetic, Series
              00-1A, Class B, 1.77%, 2/23/06*
              (b) (d)........................        996
 1,000      Bank of America Synthetic, Series
              00-1A, Class C, 2.84%, 2/23/06*
              (b) (d)........................        949
 6,600      BankBoston Commercial Loan
              Master, LLC, Series 99-1A,
              Class C2, 2.85%, 11/16/06*
              (b)............................      6,641
 2,643      Bayview Financial Acquisition
              Trust, Series 02-CA, Class M1,
              1.85%, 4/25/32* (b)............      2,656
 3,129      Bayview Financial Acquisition
              Trust, Series 03-BA, Class A1,
              1.58%, 4/25/33* (b)............      3,135
 5,000      Bayview Financial Acquisition
              Trust, Series 02-BA, Class A1,
              1.60%, 3/25/35* (b)............      5,016
   791      Bayview Financial Acquisition
              Trust, Series 98-A, Class A,
              1.45%, 2/25/38* (b)............        790
13,012      Bayview Financial Acquisition
              Trust, Series 03-F, Class A,
              1.60%, 9/28/43*................     13,055
13,668      Bear Stearns Asset Backed
              Securities, Inc., Series
              03-SD1, Class A, 1.55%,
              12/25/33*......................     13,730
 5,000      Capital One Master Trust, Series
              02-3A, Class C, 2.45%, 2/15/08*
              (b)............................      5,028
 5,000      Capital One Master Trust, Series
              02-4A, Class C, 2.65%, 3/15/10*
              (b)............................      5,125
 2,000      Capital One Master Trust, Series
              01-1, Class C, 2.27%, 12/15/10*
              (b)............................      2,040
 5,000      Capital One Multi-Asset Execution
              Trust, Series 02-B1, Class B1,
              1.78%, 7/15/08*................      5,028
 3,000      Centex Home Equity Loan Trust,
              Series 02-A, Class MV1, 1.95%,
              1/25/32*.......................      3,026
   516      Centex Home Equity Loan Trust,
              Series 02-B, Class AV1, 1.36%,
              4/25/32*.......................        517

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
   250      Chase Credit Card Master Trust,
              Series 00-3, Class B, 1.45%,
              1/15/08*.......................        251
 5,000      Chase Credit Card Master Trust,
              Series 03-1, Class C, 2.20%,
              4/15/08*.......................      5,054
 2,000      Chase Funding Loan Acquisition
              Trust, Series 01-AD1, Class
              2M1, 1.95%, 11/25/30...........      2,017
 3,760      Chase Funding Loan Acquisition
              Trust, Series 02-C1, Class
              IIM1, 1.78%, 1/25/32*..........      3,778
 2,500      Circuit City Credit Card Master
              Trust, Series 02-1, Class B,
              2.00%, 4/15/10*................      2,503
 8,000      Citibank Credit Card Issuance
              Trust, Series 02-C1, Class C,
              2.17%, 2/9/09*.................      8,122
 6,285      Citicorp Mortgage Securities,
              Inc., Series 01-17, Class 3A2,
              6.00%, 11/25/31................      6,114
 2,000      Conseco Finance, Series 01-B,
              Class 1M1, 7.27%, 6/15/32......      2,079
 3,000      Countrywide Asset Backed
              Certificates, Series 01-BC2,
              Class M1, 1.75%, 7/25/31*......      3,010
 3,869      Countrywide Asset Backed
              Certificates, Series 01-1,
              Class MV, 2.05%, 7/25/31*......      3,888
 1,667      Countrywide Asset Backed
              Certificates, Series 01-BC2,
              Class M2, 2.10%, 7/25/31*......      1,672
 5,000      Countrywide Asset Backed
              Certificates, Series 02-3,
              Class M1, 1.85%, 3/25/32*......      5,040
 4,111      Countrywide Asset Backed
              Certificates, Series 02-BC2,
              Class A, 1.37%, 4/25/32*.......      4,127
 2,556      Countrywide Asset Backed
              Certificates, Series 02-BC1,
              Class A, 1.43%, 4/25/32*.......      2,561
 2,450      Countrywide Asset Backed
              Certificates, Series 01-4,
              Class A, 1.44%, 4/25/32........      2,455
 8,775      Countrywide Asset Backed
              Certificates, Series 01-4,
              Class M1, 1.95%, 4/25/32*......      8,840
 2,264      Countrywide Asset Backed
              Certificates, Series 02-1,
              Class A, 1.38%, 8/25/32*.......      2,267

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
11,518      Countrywide Asset Backed
              Certificates, Series 03-BC2,
              Class 2A1, 1.40%, 6/25/33*.....     11,545
10,000      Countrywide Asset Backed
              Certificates, Series 03-BC5,
              Class M1, 1.80%, 9/25/33*......     10,091
 4,339      Countrywide Home Equity Loan
              Trust, Series 01-A, Class A,
              1.34%, 4/15/27*................      4,344
46,312      Countrywide Home Loans, Series
              03-R4, Class 1A2F, 144A, 1.65%,
              3/25/24* (b)...................     46,520
 5,629      Countrywide Home Loans, Series
              02-HYB2, Class M, 4.81%,
              9/19/32*.......................      5,621
12,835      Countrywide Home Loans, Series
              03-21, Class 1A1, 4.17%,
              5/25/33*.......................     12,840
 3,434      Credit-Based Asset Servicing &
              Securities, Series 03-CB4,
              Class AV1, 1.47%, 4/25/33*.....      3,444
 3,000      Credit-Based Asset Servicing &
              Securities, Series 04-CB2,
              Class M1, 1.62%, 7/25/33*......      3,002
10,000      Credit-Based Asset Servicing &
              Securities, Series 04-CB2,
              Class AV3, 1.41%, 9/25/33*.....     10,006
 5,000      Crown CLO, Series 02-1A, Class
              A2, 1.70%, 1/22/13* (b)........      5,000
 5,000      Crown CLO, Series 02-1A, Class C,
              3.15%, 1/22/13* (b)............      4,982
 1,024      FFCA Secured Lending Corp.,
              Series 99-1A, Class B2, 2.10%,
              9/18/25* (b)...................      1,023
 2,264      First Franklin Mortgage Loan
              Asset Backed Certificates,
              Series 02-FF1, Class M1, 1.80%,
              4/25/32*.......................      2,283
20,000      First Franklin Mortgage Loan
              Asset Backed Certificates,
              Series 02-FF4, Class M1, 2.15%,
              2/25/33*.......................     20,357
 2,000      First USA Credit Card Master
              Trust, Series 98-4, Class B,
              1.40%, 3/18/08*................      2,006
 5,000      Fleet Commercial Loan Master,
              LLC, Series 00-1A, Class B2,
              1.68%, 11/16/07 (b)............      5,002
 4,500      Fleet Commercial Loan Master,
              LLC, Series 02-1A, Class A2,
              1.60%, 11/16/09* (b)...........      4,501

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 22

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
 1,900      Fleet Commercial Loan Master,
              LLC, Series 02-1A, Class C1,
              3.35%, 11/16/09* (b)...........      1,901
 5,000      Fleet Commercial Loan Master,
              LLC, Series 03-1A, Class A2,
              1.60%, 11/16/10* (b)...........      5,002
   350      Fleet Credit Card Master Trust
              II, Series 99-B, Class A,
              1.30%, 1/15/07*................        350
 2,000      Ford Credit Floorplan Master
              Owner Trust, Series 01-1, Class
              B, 1.46%, 7/17/06*.............      2,001
 8,000      GMAC Mortgage Corporation Loan
              Trust, Series 02-HE3, Class A3,
              1.38%, 9/25/32*................      8,029
   677      GMAC Mortgage Corporation Loan
              Trust, Series 02-GH1, Class A1,
              1.40%, 8/25/33*................        678
   131      Green Tree Home Improvement Loan
              Trust, Series 98-E, Class A1B,
              1.75%, 11/15/29*...............        131
 3,378      Home Equity Mortgage Trust,
              Series 04-1, Class A1, 1.46%,
              6/25/34*.......................      3,380
10,000      Household Automotive Trust,
              Series 02-2, Class A4, 1.40%,
              7/17/09*.......................     10,038
 1,855      Household Home Equity Loan Trust,
              Series 01-1, Class M, 1.65%,
              1/20/31*.......................      1,860
 3,000      Household Private Label Credit
              Card Master Note, Series 02-3,
              Class B, 2.35%, 9/15/09*.......      3,037
 2,950      J. P. Morgan Chase Commercial
              Mortgage Securities, Series
              01-FL1A, Class E, 2.47%,
              7/13/13*.......................      2,953
 1,208      Lehman Home Equity Loan Trust,
              Series 98-1, Class A1, 7.00%,
              5/25/28........................      1,212
 3,500      MBNA Credit Card Master Note
              Trust, Series 01-C1, Class C1,
              2.15%, 10/15/08*...............      3,537
   150      MBNA Master Credit Card Trust,
              Series 99-M, Class C, 7.45%,
              4/16/07 (b)....................        153
   250      MBNA Master Credit Card Trust,
              Series 00-A, Class C, 7.90%,
              7/16/07 (b)....................        258
   250      MBNA Master Credit Card Trust,
              Series 00-I, Class C, 7.65%,
              1/15/08........................        263

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
 7,500      MBNA Master Credit Card Trust,
              Series 00-K, Class C, 1.90%,
              3/17/08* (b)...................      7,496
 5,000      MBNA Master Credit Card Trust,
              Series 01-B1, Class B1, 1.48%,
              10/15/08.......................      5,016
 5,000      MBNA Master Credit Card Trust,
              Series 03-C2, Class C2, 2.70%,
              6/15/10*.......................      5,196
   174      Merrill Lynch Home Equity Loan,
              Series 97-1, Class A, 1.28%,
              9/25/27*.......................        174
 7,613      Morgan Stanley Capital I, Series
              03-NC6, Class A2, 1.46%,
              6/27/33*.......................      7,634
 6,000      Morgan Stanley Capital I, Series
              03-NC6, Class M1, 1.90%,
              6/27/33*.......................      6,079
 2,500      National City Credit Card Master
              Trust, Series 02-1, Class B,
              1.60%, 1/15/09*................      2,520
 1,041      Nationslink Funding Corp., Series
              99-SL, Class A1V, 1.45%,
              11/10/30*......................      1,042
 7,622      Nellie Mae, Inc., Series 96-1,
              Class CTFS, 1.73%, 12/15/18*...      7,659
20,610      New Century Home Equity Loan
              Trust, Series 03-5, Class AII,
              1.50%, 11/25/33*...............     20,698
 2,057      Onyx Acceptance Auto Trust,
              Series 02-C, Class A3, 3.29%,
              9/15/06........................      2,068
 5,000      Option One Mortgage Loan Trust,
              Series 02-4, Class M1, 1.70%,
              7/25/32........................      5,025
    59      PNC Student Loan Trust I, Series
              97-2, Class A7, 6.73%,
              1/25/07........................         61
 3,500      Providian Gateway Master Trust,
              Series 02-B, Class A, 1.80%,
              6/15/09* (b)...................      3,511
   693      Providian Home Equity Loan Trust,
              Series 99-1, Class A, 1.39%,
              6/25/25*.......................        695
15,645      Residential Asset Mortgage
              Products, Inc., Series 03-RS2,
              Class AII, 1.44%, 3/25/33*.....     15,685
10,000      Residential Asset Mortgage
              Products, Inc., Series 04-RS1,
              Class MII1, 1.78%, 1/25/34*....     10,012

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
16,859      Residential Asset Securities
              Corp., Series 03-KS10, Class
              AIIB, 1.41%, 12/25/33*.........     16,902
11,000      Residential Funding Mortgage
              Securities, Inc., Series
              01-HI2, Class AI7, 6.94%,
              4/25/26*.......................     11,785
 5,000      Residential Funding Mortgage
              Securities, Inc., Series
              01-HI4, Class A7, 6.74%,
              10/25/26*......................      5,329
 5,891      Residential Funding Mortgage
              Securities, Inc., Series
              03-HS1, Class AII, 1.39%,
              12/25/32*......................      5,901
 2,800      Saxon Asset Securities Trust,
              Series 00-1, Class MV2, 1.92%,
              2/25/30*.......................      2,810
13,500      Sears Credit Account Master
              Trust, Series 00-3, Class B,
              1.48%, 10/16/08*...............     13,509
10,000      Sears Credit Account Master
              Trust, Series 01-3, Class A,
              1.35%, 9/15/10*................     10,010
 5,335      Standard Credit Card Master
              Trust, Series 94-2, Class A,
              7.25%, 4/7/08..................      5,726
 6,510      Structured Asset Investment Loan
              Trust, Series 03-BC2, Class A3,
              1.45%, 4/25/33*................      6,525
 5,000      Student Loan Marketing
              Association, Series 97-3, Class
              A3, 1.76%, 10/25/12*...........      5,008
 1,000      Student Loan Marketing
              Association, Series 98-1,
              1.89%,
              12/25/14*......................      1,015
     5      Textron Financial Corp.,
              Receivables Trust, Series 00-C,
              Class A2, 6.40%, 6/15/11.......          5
 2,185      Toyota Auto Receivables Owner
              Trust, Series 02-B, Class A3,
              3.76%, 6/15/06.................      2,200
   595      UCFC Home Equity Loan, Series
              97-C, Class A7, 6.85%,
              1/15/29........................        605
 3,761      Wachovia Asset Securitization,
              Inc., Series 02-HE1, Class A,
              1.47%, 9/27/32*................      3,788
 2,685      WFS Financial Owner Trust, Series
              02-2, Class A3, 3.81%,
              2/20/07........................      2,705
 5,000      WFS Financial Owner Trust, Series
              02-2, Class A4, 4.50%,
              2/20/10........................      5,110
                                               ---------
  Total Asset Backed Securities                  615,992
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (23.1%):
Financial Services (23.1%):
   704      American Housing Trust, Series
              VII, Class D, 9.25%,
              11/25/20.......................        795
   396      Bank of America Mortgage
              Securities, Series 03-5, Class
              2A8, 1.55%, 7/25/18*...........        396
19,634      Bayview Commercial Asset Trust,
              Series 04-1, Class A, 1.46%,
              4/25/34* (b)...................     19,634
 7,416      Bear Stearns Alt-A Trust, Series
              02-2, Class M2, 2.10%,
              12/25/32*......................      7,453
 8,427      Bear Stearns Alt-A Trust, Series
              02-2, Class M1, 1.80%,
              1/25/33*.......................      8,449
   224      BHN Mortgage Fund, Series 97-1,
              Class A1, 2.55%,
              3/25/11* (b) (d) (e)...........         11
    33      BHN Mortgage Fund, Series 97-2,
              Class A2, 7.54%, 5/31/17 (b)
              (d) (e)........................          3
 1,118      Cendant Mortgage Corp., Series
              01-A, Class A2, 1.60%, 1/25/32
              * (b)..........................      1,120
13,135      Cendant Mortgage Corp., Series
              03-8, Class 1A2, 5.25%,
              9/25/33........................     13,226
 5,000      Chase Credit Card Master Trust,
              Series 01-5, Class C, 2.10%,
              2/15/07* (b)...................      5,016
 1,366      Chase Mortgage Finance Corp.,
              Series 03-S7, Class A4, 1.50%,
              8/25/18*.......................      1,367
   105      Chemical Mortgage Acceptance
              Corp., Series 88-2, Class A,
              7.41%, 5/25/18*................        105
   998      Citicorp Mortgage Securities,
              Inc., Series 94-9, Class A4,
              5.75%, 6/25/09.................      1,014
   637      Citicorp Mortgage Securities,
              Inc., Series 88-17, Class A1,
              2.92%, 11/25/18*...............        636
   231      Collateralized Mortgage
              Obligation Trust, Series 50,
              Class B, 0.00%, 10/1/18, PO....        203
   345      Collateralized Mortgage
              Obligation Trust, Series 49,
              Class C, 9.00%, 10/1/18........        345
25,040      Countrywide Home Equity Loan
              Trust, Series 04-A, Class A,
              1.46%, 4/15/30*................     25,024
 2,482      Countrywide Home Loans, Series
              02-HYB1, Class B1, 5.57%,
              7/19/32........................      2,486

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 24

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
 1,399      Countrywide Home Loans, Series
              02-HYB1, Class M, 5.57%,
              7/19/32........................      1,401
12,368      Countrywide Home Loans, Series
              04-15, Class 4A, 4.79%,
              10/20/34, IF*..................     12,359
 1,200      Credit Suisse First Boston
              Mortgage Securities Corp.,
              Series 02-FL1A, Class B, 1.90%,
              1/15/10* (b)...................      1,201
   789      Credit Suisse First Boston
              Mortgage Securities Corp.,
              Series 01-FL2A, Class B, 1.50%,
              9/15/13* (b)...................        790
10,810      Credit Suisse First Boston
              Mortgage Securities Corp.,
              Series 01-FL2A, Class C, 1.85%,
              9/15/13* (b)...................     10,812
   703      Credit Suisse First Boston
              Mortgage Securities Corp.,
              Series 01-26, Class 3A1, 7.50%,
              11/25/31.......................        708
 1,063      Credit Suisse First Boston
              Mortgage Securities Corp.,
              Series 02-AR2, Class 1B2,
              6.31%, 2/25/32*................      1,088
 9,000      Credit Suisse First Boston
              Mortgage Securities Corp.,
              Series 03-AR22, Class 2A3,
              4.11%, 9/25/33*................      8,986
 8,500      Credit Suisse First Boston
              Mortgage Securities Corp.,
              Series 03-AR24, Class 2A4,
              4.18%, 10/25/33*...............      8,561
18,909      Deutsche ALT-A Securities, Inc.,
              Series 03-4XS, Class A2, 3.37%,
              10/25/33.......................     18,769
 1,167      First Republic Mortgage Loan
              Trust, Series 00-FRB1, Class
              B1, 1.60%, 6/25/30*............      1,171
 6,231      First Republic Mortgage Loan
              Trust, Series 00-FRB2, Class
              A1, 1.35%, 11/15/30*...........      6,159
 2,393      Impac CMB Trust, Series 02-5,
              Class A1, 1.47%, 7/25/32*......      2,399
 4,783      Impac CMB Trust, Series 02-2,
              Class A1, 1.38%, 8/25/32*......      4,790
 2,690      Impac CMB Trust, Series 03-3,
              Class M1, 1.95%, 1/25/33*......      2,712
 4,625      Impac CMB Trust, Series 02-8,
              Class A, 1.56%, 3/25/33*.......      4,646
 9,148      Impac CMB Trust, Series 03-12,
              Class M1, 1.75%, 12/25/33*.....      9,198
 9,810      Impac CMB Trust, Series 04-3,
              Class 3A, 1.42%, 3/25/34*......      9,816
 4,625      Impac CMB Trust, Series 04-1,
              Class A1, 1.43%, 3/25/34*......      4,648

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
 2,312      Impac CMB Trust, Series 04-1,
              Class A2, 1.55%, 3/25/34*......      2,326
 5,338      Impac CMB Trust, Series 04-3,
              Class M2, 1.62%, 6/25/34*......      5,337
10,000      Impac CMB Trust, Series 04-6,
              Class 1A2, 1.72%, 10/25/34*....     10,000
   550      Impac Secured Assets CMN Owner
              Trust, Series 92-2, Class A7,
              7.50%, 1/25/30.................        560
 2,000      Lehman Brothers, Series 01-LLFA,
              Class D, 1.51%, 8/16/13* (b)...      2,001
 8,218      Lehman Brothers, Series 03-LLFA,
              Class E, 2.00%, 12/16/14* (b)..      8,306
11,911      Long Beach Mortgage Loan Trust,
              Series 03-3, Class A, 1.42%,
              7/25/33*.......................     11,933
11,840      Master Adjustable Rate Mortgages
              Trust, Series 03-3, Class 3A3,
              4.81%, 9/25/33*................     11,822
22,759      Master Asset Securitization
              Trust, Series 03-12, Class 2A1,
              4.50%, 12/25/13 (b)............     22,863
12,619      Master Seasoned Securities Trust,
              Series 03-A, Class 3A2, 1.50%,
              2/25/33*.......................     12,655
 1,432      Mellon Residential Funding Corp.,
              Series 02-TBC1, Class B1,
              2.10%, 9/15/30*................      1,417
   715      Mellon Residential Funding Corp.,
              Series 02-TBC1, Class B2,
              2.50%, 9/15/30*................        711
 8,077      Mellon Residential Funding Corp.,
              Series 01-TBC1, Class B1,
              1.98%, 11/15/31*...............      8,238
 3,500      Mellon Residential Funding Corp.,
              Series 02-TBC2, Class B1,
              1.95%, 8/15/32*................      3,527
 4,784      Morgan Stanley Capital I, Series
              96-WF1, Class A3, 7.68%,
              11/15/28* (b)..................      4,951
 6,762      Morgan Stanley Dean Witter,
              Series 03-HYB1, Class A4,
              4.20%, 3/25/33.................      6,761
 3,307      Morgan Stanley Dean Witter,
              Series 03-HYB1, Class B1,
              4.25%, 3/25/33.................      3,301
 6,000      Morgan Stanley Mortgage Loan
              Trust, Series 04-5AR, Class G4,
              4.67%, 7/25/34*................      5,943

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
18,626      Nomura Asset Acceptance Corp.,
              Series 04-A3, Class AIO, 5.15%,
              3/25/06, IO....................      1,236
 5,000      Nomura Asset Acceptance Corp.,
              Series 04-AR1, Class VA1,
              0.00%, 8/25/30*................      4,996
 3,631      Nomura Asset Acceptance Corp.,
              Series 03-A3, Class A1, 5.00%,
              8/25/33*.......................      3,613
16,200      Nomura Asset Acceptance Corp.,
              Series 04-AP1, Class AIO,
              5.00%, 3/25/34, IO.............        814
18,569      Nomura Asset Acceptance Corp.,
              Series 04-R1, Class A1, 6.50%,
              3/25/34 (b)....................     19,309
 2,202      Residential Accredited Loans,
              Inc., Series 98-QS3, Class M1,
              6.50%, 2/25/13.................      2,201
 9,647      Residential Accredited Loans,
              Inc., Series 04-QS3, Class CB,
              5.00%, 3/25/19.................      9,586
   923      Residential Accredited Loans,
              Inc., Series 02-QS14, Class A8,
              1.65%, 9/25/32*................        925
    39      Residential Funding Mortgage
              Securities, Series 93-S42,
              Class A9, 12.70%, 10/25/08*....         40
 1,540      Salomon Brothers Mortgage
              Securities Trust VII, Series
              01-CB1, Class A, 1.36%,
              1/25/29* (b)...................      1,540
    63      Salomon Brothers Mortgage
              Securities Trust VII, Series
              00-UP1, Class A2, 8.00%,
              9/25/30........................         65
   281      Securitized Asset Sales, Inc.,
              Series 93-7, Class TA3, 6.25%,
              12/25/23.......................        281
 3,108      Sequoia Mortgage Trust, Series
              11, Class A, 1.55%,
              12/20/32*......................      3,116
 4,410      Sequoia Mortgage Trust, Series
              12, Class A, 1.55%, 1/20/33....      4,421
 8,785      Sequoia Mortgage Trust, Series
              03-3, Class A2, 1.57%,
              7/20/33*.......................      8,789
 4,848      Structured Asset Mortgage
              Investments, Inc., Series
              04-AR1, Class 1A1, 1.45%,
              3/19/34*.......................      4,864
   550      Structured Asset Securities
              Corp., Series 99-ALS1, Class
              B1, 6.90%, 5/25/29.............        550

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
    63      Structured Asset Securities
              Corp., Series 01-8A, Class 1A1,
              8.00%, 5/25/31.................         65
 2,033      Structured Asset Securities
              Corp., Series 02-HF1, Class A,
              1.39%, 1/25/33*................      2,033
12,014      Structured Asset Securities
              Corp., Series 03-8, Class 2A9,
              1.60%, 4/25/33*................     12,026
 8,486      Structured Asset Securities
              Corp., Series 03-40A, Class 4A,
              5.46%, 1/25/34*................      8,466
30,000      Structured Asset Securities
              Corp., Series 04-4XS, Class
              AIO, 3.91%, 1/25/69, IO........        430
 9,000      Thornburg Mortgage Securities
              Trust, Series 04-2, Class A4,
              1.60%, 6/25/44, IF*............      9,000
 6,332      Washington Mutual, Series 03-S12,
              Class 2A, 4.75%, 11/25/18......      6,339
 1,916      Washington Mutual, Series 02-AR4,
              Class A7, 5.50%, 4/26/32*......      1,930
   349      Washington Mutual, Series 02-AR5,
              Class IA4, 4.84%, 6/25/32......        352
 1,380      Washington Mutual, Series 02-AR5,
              Class 2A7, 5.70%, 6/25/32......      1,405
 7,365      Washington Mutual, Series
              02-AR15, Class A5, 4.38%,
              12/25/32.......................      7,397
 5,000      Washington Mutual, Series 03-AR3,
              Class A5, 3.93%, 4/25/33*......      4,951
18,929      Washington Mutual, Series 04-AR3,
              Class A1, 3.92%, 6/25/34*......     18,643
 8,767      Wells Fargo Mortgage Backed
              Securities Trust, Series 04-2,
              Class A1, 5.00%, 1/25/19.......      8,809
 7,362      Wells Fargo Mortgage Backed
              Securities Trust, Series 03-F,
              Class A1, 4.92%, 6/25/33*......      7,254
 5,040      Wells Fargo Mortgage Backed
              Securities Trust, Series 03-K,
              Class 1A2, 4.51%, 11/25/33*....      4,895
24,400      Wells Fargo Mortgage Backed
              Securities Trust, Series 03-K,
              Class 2A2, 4.52%, 11/25/33*....     24,352

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 26

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
   446      Westpac Securitization Trust,
              Series 99-1G, Class A, 1.32%,
              5/19/30*.......................        445
 1,673      Merrill Lynch Trust, Series 47,
              Class Z, 8.99%, 10/20/20.......      1,795
                                               ---------
  Total Collateralized Mortgage Obligations      507,082
                                               ---------
CORPORATE BONDS (1.9%):
Airlines (0.3%):
 4,688      American Airlines, Series 02-1,
              Class G, 2.23%, 9/23/07*.......      4,698
   771      Delta Airlines, Inc., 1.92%,
              1/25/08* (b)...................        775
   300      Delta Airlines, Inc., Series
              02-1, Class G2, 6.42%,
              7/2/12.........................        311
   495      United Airlines, Inc., Series
              00-1, Class A1, 7.78%,
              1/1/14.........................        408
                                               ---------
                                                   6,192
                                               ---------
Banking, Finance & Insurance (1.3%):
 1,000      Bear Stearns Co., Inc., 6.25%,
              7/15/05........................      1,037
 3,000      Ford Motor Credit Co., 3.05%,
              10/25/04*......................      3,013
 1,000      Ford Motor Credit Co., 1.59%,
              7/18/05, Series MTN............        999
 7,000      GMAC, 3.16%, 5/19/05*............      7,081
 2,080      GMAC, 6.13%, 9/15/06.............      2,167
   255      GMAC, 7.25%, 3/2/11..............        268
 1,000      Household Finance Corp., 7.88%,
              3/1/07.........................      1,106
   400      MGIC Investment Corp., 6.00%,
              3/15/07........................        423
 1,150      Morgan Stanley Dean Witter,
              5.80%, 4/1/07..................      1,217
 5,000      PNC Funding Corp., 1.55%,
              10/29/04*......................      5,004
 1,250      Popular North America, Inc.,
              Series E, 6.13%, 10/15/06......      1,319
 4,000      Popular North America, Inc.,
              4.25%, 4/1/08..................      4,001
 1,195      Unionbancal Corp., 5.75%,
              12/1/06........................      1,265
                                               ---------
                                                  28,900
                                               ---------
Multimedia (0.1%):
 2,000      AOL Time Warner, Inc., 5.63%,
              5/1/05.........................      2,049
                                               ---------
Transportation & Shipping (0.0%):
    37      Regional Jet Equipment Trust,
              Series 001, 7.77%,
              9/5/04 (b).....................         37
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Utilities (0.1%):
   700      Appalachian Power Co., Series E,
              4.80%, 6/15/05.................        714
   400      DTE Energy Co., 7.05%, 6/1/11....        434
   400      Exelon Generation Co., L.L.C.,
              6.95%, 6/15/11.................        439
                                               ---------
                                                   1,587
                                               ---------
Yankee & Eurodollar (0.1%):
 3,000      Banponce Corp., 6.75%,
              12/15/05.......................      3,164
                                               ---------
  Total Corporate Bonds                           41,929
                                               ---------
U.S. GOVERNMENT AGENCY MORTGAGES (44.7%):
Fannie Mae (29.5%):
    41      5.75%, 9/1/06, Pool #411526......         41
 1,502      8.00%, 11/25/06, Series 91-150,
              Class G........................      1,563
   432      2.60%, 10/25/07, Series 92-187,
              Class FA*......................        433
 1,000      2.63%, 10/25/07, Series 92-179,
              Class FB*......................      1,026
   711      2.66%, 11/25/07, Series 92-190,
              Class F*.......................        721
   330      7.00%, 1/1/08, Pool #124660......        344
 1,328      6.00%, 3/25/08, Series 93-209,
              Class H........................      1,337
   136      2.65%, 5/25/08, Series 93-93,
              Class FC*......................        136
   226      6.50%, 9/1/08, Pool #253996......        233
 1,235      2.60%, 9/25/08, Series 93-186,
              Class F*.......................      1,237
   298      8.30%, 10/25/08, Series 93-197,
              Class SC*......................        313
    47      1.58%, 3/25/09, Series 94-89,
              Class FA*......................         48
 2,160      0.00%, 4/25/09, Series 02-79,
              Class PO.......................      1,890
18,206      4.50%, 4/25/09, Series 03-74,
              Class BN.......................     18,469
   128      3.00%, 5/1/09, Pool #433995,
              ARM*...........................        129
13,193      1.60%, 5/25/09, Series 02-27,
              Class FW*......................     13,340
   108      3.07%, 6/1/09, Pool #433992,
              ARM*...........................        109
   695      6.00%, 7/1/09, Pool #252635......        730
   108      7.50%, 8/1/10, Pool #139597......        114
   170      7.50%, 8/1/10, Pool #139598......        182
10,670      5.50%, 9/25/10, Series 03-19,
              Class VA.......................     11,046
   345      7.50%, 10/1/10, Pool #139596.....        370

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   281      7.00%, 12/1/10, Pool #325522.....        298
   482      6.00%, 1/25/11, Series 01-61,
              Class VR.......................        495
 1,155      5.50%, 1/1/12, Pool #629664......      1,199
 5,782      7.00%, 7/18/12, Series 97-46,
              Class PT.......................      6,133
 3,605      5.50%, 9/1/12, Pool #254470......      3,743
   279      8.00%, 9/1/12, Pool #576799......        298
 2,760      5.00%, 11/1/12, Pool #254508.....      2,829
 2,751      5.50%, 11/1/12, Pool #254542.....      2,857
   721      8.00%, 11/1/12, Pool #535710.....        771
 3,656      5.00%, 12/1/12, Pool #254584.....      3,746
14,839      4.50%, 1/1/13, Pool #254646......     14,870
37,181      4.50%, 6/1/13, Pool #254758......     37,205
23,434      5.00%, 6/1/13, Pool #254805......     23,960
33,449      4.50%, 7/1/13, Pool #254806......     33,459
10,276      4.50%, 8/1/13, Pool #254864......     10,309
 3,533      5.00%, 11/1/13, Pool #255013.....      3,612
 1,902      7.00%, 3/1/14, Pool #583108......      1,979
   169      7.00%, 5/1/14, Pool #250045......        180
   252      6.00%, 8/1/14, Pool #598032......        263
   330      3.93%, 9/1/14, Pool #403212,
              ARM*...........................        337
   379      3.69%, 10/1/14, Pool #403184,
              ARM*...........................        386
   931      6.00%, 10/25/14, Series 02-12,
              Class PD.......................        939
   318      8.50%, 11/1/14, Pool #533321.....        343
 3,087      6.50%, 12/25/14, Series 01-45,
              Class PD.......................      3,127
 1,574      5.06%, 3/1/15, Pool #207335,
              ARM*...........................      1,610
    10      3.88%, 6/1/15, Pool #28023,
              ARM*...........................         10
 7,426      5.66%, 8/1/15, Pool #323127,
              ARM*...........................      7,658
    44      3.88%, 10/1/15, Pool #28032,
              ARM*...........................         46
    53      5.33%, 1/1/16, Pool #403189,
              ARM*...........................         53
    71      8.00%, 2/1/16, Pool #594600......         75
 2,543      7.00%, 3/1/16, Pool #633691......      2,703
40,241      1.50%, 3/25/16, Series 03-87,
              Class HF*......................     40,359
   199      6.50%, 4/1/16, Pool #344051......        209
   514      8.00%, 5/1/16, Pool #605390......        549
   166      8.00%, 7/1/16, Pool #600171......        178
   940      6.50%, 8/1/16, Pool #38038*......        982
   148      8.00%, 8/1/16, Pool #605439......        159
   383      8.00%, 9/1/16, Pool #618811......        410

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   195      3.94%, 10/1/16, Pool #401187,
              ARM*...........................        199
   153      8.00%, 10/1/16, Pool #624652.....        164
   123      4.37%, 11/1/16, Pool #403210,
              ARM*...........................        126
 3,266      5.50%, 11/1/16, Pool #618192.....      3,353
 5,000      5.00%, 11/25/16, Series 03-35,
              Class MD.......................      5,027
    82      3.25%, 3/1/17, Pool #47109.......         82
 1,115      5.50%, 4/25/17, Series 02-18,
              Class PC.......................      1,148
   110      3.13%, 6/1/17, Pool #55062,
              ARM*...........................        111
    24      3.05%, 7/1/17, Pool #53643,
              ARM*...........................         24
   414      3.06%, 7/1/17, Pool #57750,
              ARM*...........................        425
   528      8.50%, 8/1/17, Pool #454028......        578
   132      3.13%, 9/1/17, Pool #59529,
              ARM*...........................        134
10,741      6.00%, 9/1/17, Pool #656026......     11,207
    33      3.05%, 11/1/17, Pool #58636,
              ARM*...........................         33
14,924      1.50%, 12/25/17, Series 02-77,
              Class FY*......................     15,045
   298      3.13%, 3/1/18, Pool #70854,
              ARM*...........................        306
 4,486      5.50%, 3/1/18, Pool #726364......      4,603
21,992      1.40%, 3/25/18, Series 03-17,
              Class FN*......................     22,048
   389      2.99%, 5/1/18, Pool #75505,
              ARM*...........................        395
    89      2.80%, 6/1/18, Pool #70793,
              ARM*...........................         91
   256      1.68%, 6/25/18, Series 88-15,
              Class B*.......................        258
 6,450      6.50%, 6/25/18, Series 02-16,
              Class VD.......................      6,785
   213      3.54%, 8/1/18, Pool #403186,
              ARM*...........................        217
 2,102      2.99%, 11/1/18, Pool #313539*....      2,129
   813      3.98%, 11/1/18, Pool #105527,
              ARM*...........................        830
    94      3.15%, 4/1/19, Pool #66384,
              ARM*...........................         96
   518      5.23%, 4/1/19, Pool #702114,
              ARM*...........................        518
   212      3.05%, 7/1/19, Pool #128938,
              ARM*...........................        215
   902      4.02%, 8/1/19, Pool #702112,
              ARM*...........................        919

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 28

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   253      4.17%, 8/1/19, Pool #401184,
              ARM*...........................        258
    29      8.75%, 11/25/19, Series 89-77,
              Class J........................         31
     8      9.00%, 11/25/19, Series 89-89,
              Class H........................          9
   517      6.01%, 1/1/20, Pool #90031,
              ARM*...........................        530
   178      5.46%, 5/1/20, Pool #96195*......        186
   139      3.10%, 6/1/20, Pool #111024,
              ARM*...........................        142
   625      10.00%, 6/25/20, Series 90-64,
              Class Z........................        706
 1,181      3.07%, 7/1/20, Pool #133558,
              ARM*...........................      1,198
   436      2.97%, 12/1/20, Pool #116590,
              ARM*...........................        445
 1,433      2.22%, 12/25/20, Series 90-145,
              Class A*.......................      1,430
   395      2.97%, 4/1/21, Pool #70983,
              ARM*...........................        403
16,316      6.55%, 7/25/21, Series 03-60,
              Class SB, IO*..................      2,001
 8,607      6.55%, 7/25/21, Series 03-60,
              Class SA, IO*..................      1,056
   149      9.00%, 8/1/21, Pool #348983......        168
   853      8.00%, 10/25/21, Series 91-142,
              Class Pl.......................        915
   111      3.27%, 11/1/21, Pool #124510,
              ARM*...........................        114
   918      2.43%, 11/25/21, Series 91-156,
              Class F........................        934
     2      8103.75%, 5/25/22, Series 92-91,
              Class SQ, IE...................        297
 2,331      7.00%, 7/25/22, Series 92-112,
              Class GB.......................      2,473
   732      8.00%, 7/25/22, Series G92-44,
              Class ZQ.......................        791
    36      5.40%, 8/25/22, Series 92-154,
              Class SA, IO...................          5
    79      7.25%, 9/1/22, Pool #209164......         85
    42      7.25%, 9/1/22, Pool #184013......         45
   178      7.25%, 9/1/22, Pool #198429......        191
   565      8.61%, 12/25/22, Series 93-225,
              Class VO, IF*..................        578
    18      6.50%, 1/25/23, Series 94-51,
              Class PH.......................         18
 1,052      8.06%, 2/25/23, Series 93-27,
              Class S*.......................        984

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   214      2.68%, 3/1/23, Pool #202670,
              ARM*...........................        218
 2,049      0.00%, 5/25/23, Series 93-146,
              Class E, PO....................      1,734
    44      7.50%, 6/1/23, Pool #50748.......         47
 4,230      5.00%, 7/25/23, Series 94-30,
              Class JA.......................      4,322
   195      6.50%, 7/25/23, Series 93-119,
              Class H*.......................        202
   835      2.28%, 9/25/23, Series 93-165,
              Class FH*......................        861
   311      3.09%, 11/1/23, Pool #241828,
              ARM*...........................        321
 6,326      6.90%, 11/25/23, Series 94-62,
              Class PH.......................      6,628
    60      2.58%, 4/1/24, Pool #276617*.....         60
 9,321      6.50%, 8/17/24, Series G94-9,
              Class PJ.......................      9,771
   277      8.50%, 10/1/24, Pool #345876.....        306
    66      7.50%, 11/1/24, Pool #331955.....         70
    85      9.00%, 4/1/25, Pool #370122......         96
    67      3.41%, 7/1/25, Pool #326092*.....         68
    26      9.00%, 8/1/25, Pool #361354......         30
14,770      1.50%, 8/25/25, Series 04-33,
              Class FW*......................     14,885
   433      3.45%, 6/1/26, Pool #313555*.....        444
 2,224      3.58%, 8/1/26, Pool #423291......      2,295
   170      3.13%, 9/1/26, Pool #368815*.....        174
   691      0.00%, 11/25/26, Series 97-47,
              Class PA, PO...................        685
    45      3.60%, 12/1/26, Pool #368111*....         47
   187      7.00%, 3/1/27, Pool #595470......        199
   672      3.30%, 7/1/27, Pool #70179*......        686
    25      3.51%, 7/1/27, Pool #123496,
              ARM*...........................         26
   631      7.50%, 10/20/27, Series 97-74,
              Class E........................        671
   108      4.54%, 1/1/28, Pool #60679,
              ARM*...........................        111
   312      3.23%, 11/1/28, Pool #541969*....        320
 1,549      4.47%, 12/1/28, Pool #535984*....      1,581
   648      3.88%, 1/1/29, Pool #70849,
              ARM*...........................        667
   853      3.68%, 3/1/29, Pool #576757*.....        879
   132      3.51%, 5/1/29, Pool #323798,
              ARM*...........................        136
   225      3.13%, 6/1/29, Pool #89406,
              ARM*...........................        229
   168      3.68%, 11/1/29, Pool #524833*....        172

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   188      3.42%, 4/1/30, Pool #532523*.....        193
12,418      1.75%, 4/25/30, Series 02-92,
              Class FB*......................     12,519
   176      7.90%, 5/1/30, Pool #540206,
              ARM*...........................        181
   142      3.42%, 7/1/30, Pool #546016*.....        147
   312      3.72%, 7/1/30, Pool #523628*.....        322
   519      3.13%, 8/1/30, Pool #561814*.....        529
   542      7.50%, 10/1/30, Pool #567874.....        581
   675      5.12%, 11/1/30, Pool #594577,
              ARM*...........................        689
   174      12.00%, 11/1/30, Pool #570566*...        203
   681      3.35%, 1/1/31, Pool #124945,
              ARM*...........................        697
   133      3.13%, 2/1/31, Pool #581263*.....        135
    19      3.46%, 2/1/31, Pool #562809,
              ARM*...........................         20
 9,435      1.53%, 2/17/31, Series 01-9,
              Class F*.......................      9,454
   350      5.99%, 5/1/31, Pool #579354*.....        363
   912      6.21%, 5/1/31, Pool #574565,
              ARM*...........................        939
 3,000      6.00%, 7/25/31, Series 01-33,
              Class ID, IO...................        814
   258      3.13%, 8/1/31, Pool #607995,
              ARM*...........................        263
   923      6.50%, 11/1/31, Pool #610671.....        963
 9,280      3.40%, 4/1/32, Pool #847263*.....      9,541
25,000      1.50%, 7/25/32, Series 04-54,
              Class FL*......................     24,989
   474      3.09%, 3/1/33, Pool #238575,
              ARM*...........................        483
22,740      4.24%, 4/1/33, Pool #699987,
              ARM*...........................     22,698
17,133      3.34%, 5/1/33, Pool #555563,
              ARM*...........................     17,636
13,074      5.50%, 5/1/33, Pool #702435......     13,053
10,521      5.50%, 6/1/33, Pool #689508......     10,504
11,120      5.50%, 6/1/33, Pool #687590......     11,102
 4,076      1.50%, 8/25/33, Series 03-72,
              Class JF*......................      4,039
12,742      4.00%, 9/1/33, Series 343, Class
              23, IO.........................      1,913
 7,536      5.50%, 1/1/34, Pool #755615......      7,524
 9,821      1.65%, 1/25/34, Series 04-17,
              Class BF*......................      9,916
 5,040      5.50%, 2/1/34, Pool #759873......      5,032
 3,843      4.57%, 5/1/35, Pool #544882,
              ARM*...........................      3,969

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   487      4.10%, 3/1/38, Pool #545182,
              ARM*...........................        501
11,718      4.63%, 3/25/41, Series 02-T6,
              Class A4*......................     12,252
 5,368      7.50%, 7/25/41, Series 01-T8,
              Class A1.......................      5,756
21,229      4.65%, 10/25/42, Series 03-W4,
              Class 5A*......................     22,178
17,475      4.05%, 12/25/42, Series 03-W15,
              Class 3A*......................     18,354
 3,064      7.50%, 12/25/42, Series 03-W1,
              Class 2A.......................      3,280
 9,100      4.41%, 2/25/44, Series 04-W2,
              Class 4A*......................      9,381
                                               ---------
                                                 647,263
                                               ---------
Freddie Mac (11.4%):
    18      7.50%, 7/15/06, Series 1106,
              Class E........................         18
10,902      4.00%, 8/15/07, Series 2485,
              Class CB.......................     10,995
   940      7.50%, 12/15/07, Series 1449,
              Class HA.......................        978
   100      6.75%, 4/15/08, Series 1506,
              Class PH.......................        102
   604      6.50%, 5/15/08, Series 1513,
              Class AD.......................        613
   810      2.13%, 8/15/08, Series 1575,
              Class F*.......................        816
    22      14.62%, 8/15/08, Series 1563,
              Class SA*......................         22
   402      4.04%, 10/15/08, Series 1600,
              Class FB*......................        408
 1,252      6.00%, 11/1/08, Pool #M80717.....      1,285
 1,614      12.82%, 11/15/08, Series 1604,
              Class MB, IF*..................      1,768
 1,331      13.15%, 12/15/08, Series 1625,
              Class SC, IF*..................      1,493
   168      7.00%, 4/1/09, Pool #E00293......        178
 1,566      6.50%, 5/15/09, Series 1628,
              Class LC.......................      1,597
   232      7.50%, 8/1/09, Gold Pool
              #G10740........................        247
 2,144      1.60%, 10/15/09, Series 2517,
              Class FE*......................      2,154
   289      8.00%, 12/1/09, Pool #G10314.....        308
 2,241      7.00%, 1/1/10, Pool #E84820......      2,377
   251      8.00%, 1/1/10, Pool #G10307......        268

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 30

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    10      8.00%, 1/1/10, Gold Pool
              #E00355........................         10
    37      8.00%, 4/1/10, Gold Pool
              #E00371........................         40
 1,254      6.50%, 9/1/10, Pool #E80051......      1,328
   651      7.50%, 9/1/10, Gold Pool
              #E62448........................        692
   389      6.00%, 6/15/11, Series 2366,
              Class VG.......................        405
    83      7.00%, 8/1/11, Pool #E20257......         88
   150      6.00%, 3/15/12, Series 2115,
              Class PD.......................        150
 2,186      5.00%, 9/1/12, Pool #E91503......      2,227
 6,954      5.00%, 9/1/12, Pool #E91563......      6,991
   662      5.00%, 9/1/12, Pool #E91502......        665
 1,168      5.00%, 9/1/12, Pool #E91154......      1,174
 1,011      5.00%, 9/1/12, Pool #E91564......      1,023
 1,128      5.50%, 9/1/12, Pool #E91506......      1,164
12,335      5.50%, 10/1/12, Pool #E93400.....     12,705
   103      8.00%, 10/15/12, Series 2006,
              Class I........................         16
 8,428      6.50%, 8/1/13, Pool #G11135......      8,924
    64      0.00%, 8/15/13, Series 2299,
              Class DP, PO...................         63
   473      8.00%, 9/1/13, Pool #E81098......        501
182 1,369   18.28%, 10/15/13, Series 1607,
              Class SA, IF* 6.00%, 8/1/14,
              Pool #E81098...................  208 1,432
 5,000      5.50%, 5/15/15, Series 2391,
              Class QT.......................      5,160
   743      5.00%, 11/15/15, Series 2496,
              Class BA.......................        751
   774      6.50%, 6/1/16, Pool #E84252......        818
 1,071      6.50%, 6/1/16, Pool #E84244......      1,132
 1,629      6.50%, 8/1/16, Pool #E85148......      1,722
 1,455      6.50%, 8/15/16, Series 2345,
              Class PQ.......................      1,547
   325      8.00%, 9/1/16, Pool #E85304......        348
 1,283      6.50%, 10/1/16, Pool #E85989.....      1,356
13,800      4.50%, 10/15/16, Series 2628,
              Class IP, IO*..................      2,465
 1,153      6.00%, 4/1/17, Pool #E89007......      1,204
   307      8.00%, 6/1/17, Gold Pool
              #C90178........................        335
   185      3.27%, 3/1/18, Pool #775209,
              ARM*...........................        188
   631      3.49%, 5/1/18, Pool #840160*.....        649
    72      3.75%, 6/1/18, Pool #770223,
              ARM*...........................         72
   282      3.31%, 8/1/18, Pool #775361,
              ARM*...........................        285

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   243      3.88%, 11/1/18, Pool #840079,
              ARM*...........................        248
12,325      5.50%, 12/15/18, Series 2666,
              Class OI, IO...................      1,591
    80      3.07%, 2/1/19, Pool #420108*.....         80
     6      3.16%, 2/1/19, Pool #755033*.....          6
   841      3.15%, 7/1/19, Pool #846489*.....        860
   280      4.71%, 8/1/19, Pool #645036*.....        285
    16      3.73%, 1/1/20, Pool #420166*.....         16
   243      11.99%, 5/15/20, Series 2289,
              Class NA.......................        283
   125      6.00%, 11/15/20, Series 1657,
              Class G........................        125
   216      3.69%, 1/1/21, Pool #775425,
              ARM*...........................        217
   242      2.08%, 4/15/21, Series 1071,
              Class F*.......................        243
    28      4.47%, 12/1/21, Pool #645083*....         28
    46      7.85%, 12/20/21, Pool #2314478...         51
   266      3.30%, 6/1/22, Pool #846013*.....        273
   240      8.00%, 8/15/22, Series 1343,
              Class LA.......................        253
   259      2.28%, 9/15/22, Series 1370,
              Class JA*......................        263
   212      4.16%, 10/15/22, Series 1379,
              Class W*.......................        217
 7,133      7.84%, 10/25/22, Series 1, Class
              S, IO*.........................        618
    43      6.75%, 11/15/22, Series 1552,
              Class H........................         43
 2,992      3.38%, 1/1/23, Pool #611299*.....      3,090
 3,773      3.64%, 1/1/23, Pool #611203*.....      3,876
   728      3.53%, 2/1/23, Pool #845297*.....        750
    37      2.40%, 5/15/23, Series 1508,
              Class KA*......................         37
 3,243      0.00%, 3/15/24, Series 1689,
              Class M, PO....................      2,717
 1,794      0.00%, 3/15/24, Series 2033,
              Class PR, PO...................      1,495
   339      3.68%, 4/1/24, Pool #755288*.....        346
   176      9.00%, 2/1/25, Pool #C00387......        198
 1,506      8.00%, 2/15/25, Series 1771,
              Class PK.......................      1,613
   149      3.43%, 6/1/25, Pool #846144,
              ARM*...........................        152
   205      8.00%, 12/15/25, Series 2193,
              Class PS, IF, IO*..............         17
   239      3.42%, 6/1/26, Pool #785586,
              ARM*...........................        245

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
 1,457      3.44%, 12/1/26, Pool #785866,
              ARM*...........................      1,495
 1,200      3.51%, 12/1/26, Pool #755248*....      1,234
   801      3.39%, 1/1/27, Pool #611141*.....        826
   470      6.00%, 5/15/27, Series 1981,
              Class Z........................        483
 2,684      7.00%, 7/15/27, Series 1974,
              Class ZA.......................      2,795
 1,166      3.49%, 8/1/27, Pool #788688*.....      1,188
   482      3.48%, 11/1/27, Pool #788665*....        493
   483      8.00%, 11/1/27, Pool #421016.....        529
 1,683      3.42%, 12/1/27, Pool #846774*....      1,729
    45      7.50%, 5/1/28, Pool #C35263......         49
 2,223      6.75%, 5/15/28, Series 2057,
              Class PE.......................      2,340
   533      3.45%, 7/1/28, Pool #788664*.....        548
   352      8.50%, 7/1/28, Gold Pool
              #G00981........................        386
    32      3.53%, 11/1/28, Pool #410885*....         33
   823      3.33%, 10/1/29, Pool #786902*....        844
    54      3.51%, 11/1/29, Pool #410732*....         55
   136      3.48%, 12/1/29, Pool #846716*....        142
   694      4.74%, 1/1/30, Pool #645242*.....        707
   535      3.46%, 4/1/30, Pool #846812*.....        552
 3,717      4.37%, 6/1/30, Pool #420191......      3,832
    98      3.06%, 7/1/30, Pool #390257*.....         98
 3,159      3.40%, 7/1/30, Pool #611278*.....      3,259
   593      7.50%, 10/15/30, Series 2261,
              Class ZY.......................        617
 1,785      13.48%, 2/15/32, Series 2416,
              Class SA*......................      1,838
 1,121      13.44%, 2/17/32, Series 2416,
              Class SH*......................      1,166
 2,023      6.50%, 4/1/32, Pool #C66034......      2,111
43,993      1.55%, 6/15/32, Series 2594,
              Class OF*......................     44,077
19,861      1.65%, 7/15/33, Series 2649,
              Class FK*......................     19,544
24,382      1.50%, 2/15/34, Series 2750,
              Class FG*......................     24,437
   563      0.00%, 9/25/42, Series T-51,
              Class 1A, PO...................        484
 9,923      4.42%, 2/25/43, Series T-54,
              Class 4A*......................     10,209
 4,971      6.50%, 2/25/43, Series T-54,
              Class 2A.......................      5,186

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
12,459      6.50%, 9/25/43, Series T-51,
              Class 1A.......................     13,025
                                               ---------
                                                 250,012
                                               ---------
Government National Mortgage Assoc. (3.8%):
    26      5.00%, 7/20/15, Pool #8056*......         27
    48      3.38%, 1/20/16, Pool #8092*......         48
   152      4.00%, 1/20/16, Pool #8094*......        151
   249      3.38%, 2/20/16, Pool #8100*......        249
   223      4.38%, 5/20/16, Pool #8127,
              ARM*...........................        223
   101      4.38%, 6/20/16, Pool #8137,
              ARM*...........................        101
    52      4.63%, 12/20/16, Pool #28178*....         52
    67      3.38%, 3/20/17, Pool #8205*......         68
    77      3.38%, 3/20/17, Pool #8204*......         77
   189      4.38%, 5/20/17, Pool #8224*......        190
    42      4.75%, 7/20/17, Pool #8240*......         43
   152      4.75%, 7/20/17, Pool #8242*......        154
    75      4.75%, 7/20/17, Pool #8243*......         75
   700      4.75%, 8/20/17, Pool #8252*......        708
   131      4.63%, 10/20/17, Pool #8276*.....        131
    41      4.63%, 11/20/17, Pool #8283*.....         41
    94      4.63%, 12/20/17, Pool #8296*.....         94
    39      4.63%, 12/20/17, Pool #8294*.....         39
   126      3.38%, 2/20/18, Pool #8318*......        126
   105      3.50%, 2/20/18, Pool #8320*......        104
    93      3.50%, 3/20/18, Pool #8332*......         92
    75      4.00%, 3/20/18, Pool #8333*......         75
    42      4.38%, 4/20/18, Pool #8342*......         42
    36      5.25%, 8/20/18, Pool #8391*......         37
    72      4.63%, 10/20/18, Pool #8416*.....         72
    96      4.63%, 10/20/18, Pool #8417*.....         95
    34      3.38%, 3/20/19, Pool #8474,
              ARM*...........................         34
    75      4.75%, 8/20/19, Pool #8537*......         75
   210      4.75%, 9/20/19, Pool #8548*......        210
    41      4.63%, 10/20/19, Pool #8570,
              ARM*...........................         42
    19      4.38%, 4/20/20, Pool #8630*......         19
    40      4.38%, 6/20/20, Pool #8656*......         40
    45      4.38%, 6/20/20, Pool #8653*......         45
    72      4.63%, 10/20/20, Pool #8704*.....         72
    73      7.85%, 12/20/20, Pool #289683....         80
   104      7.85%, 12/20/20, Pool #289712....        114
   410      3.38%, 1/20/21, Pool #8738*......        410

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 32

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
    58      7.85%, 1/20/21, Pool #289660.....         64
   583      3.38%, 3/20/21, Pool #8762*......        583
    49      4.38%, 5/20/21, Pool #8786,
              ARM*...........................         49
   173      4.38%, 5/20/21, Pool #8785*......        173
    28      4.38%, 5/20/21, Pool #8784*......         28
   133      4.38%, 6/20/21, Pool #8796*......        134
   100      4.75%, 8/20/21, Pool #8826*......        101
 4,100      1.35%, 9/26/21, Series 02-31,
              Class FC*......................      4,105
    26      4.63%, 10/20/21, Pool #8859*.....         27
   228      7.40%, 10/20/21, Pool #289752....        247
   114      7.40%, 10/20/21, Pool #313393....        124
   212      4.63%, 11/20/21, Pool #28871*....        214
    18      4.63%, 11/20/21, Pool #8875*.....         18
   238      4.63%, 12/20/21, Pool #8882*.....        240
    32      3.38%, 1/20/22, Pool #8897*......         32
    45      3.38%, 1/20/22, Pool #8902,
              ARM*...........................         45
   127      3.38%, 1/20/22, Pool #8898*......        127
   128      7.40%, 2/20/22, Pool #314483.....        138
    44      3.38%, 3/20/22, Pool #8931*......         44
    75      7.40%, 3/20/22, Pool #314500.....         82
    12      4.38%, 4/20/22, Pool #8960,
              ARM*...........................         12
   226      4.38%, 4/20/22, Pool #8956*......        227
    61      4.38%, 4/20/22, Pool #8950*......         61
   367      4.38%, 5/20/22, Pool #8974*......        368
   333      4.38%, 5/20/22, Pool #8976*......        334
   636      4.38%, 5/20/22, Pool #8972*......        636
   269      4.38%, 6/20/22, Pool #8996*......        270
    35      4.38%, 6/20/22, Pool #8994*......         35
   711      4.38%, 6/20/22, Pool #8992*......        711
    34      4.38%, 6/20/22, Pool #8990*......         34
   305      4.75%, 8/20/22, Pool #8041*......        310
   270      4.75%, 8/20/22, Pool #8038*......        273
   143      7.25%, 8/20/22, Pool #334406.....        154
   188      7.25%, 8/20/22, Pool #334396.....        203
   209      4.75%, 9/20/22, Pool #8052*......        212
    67      4.75%, 9/20/22, Pool #8042,
              ARM*...........................         68
    24      4.63%, 11/20/22, Pool #8084*.....         24
   298      7.25%, 11/20/22, Pool #334422....        321
   102      4.63%, 12/20/22, Pool #8089,
              ARM*...........................        103
    84      4.63%, 12/20/22, Pool #8087,
              ARM*...........................         85
    49      4.63%, 12/20/22, Pool #8113,
              ARM*...........................         49

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
    20      3.38%, 1/20/23, Pool #8115,
              ARM*...........................         20
   114      3.38%, 2/20/23, Pool #8146,
              ARM*...........................        114
    84      3.38%, 2/20/23, Pool #8144,
              ARM*...........................         84
    55      7.25%, 3/20/23, Pool #362094.....         59
   137      4.38%, 4/20/23, Pool #8052*......        137
    60      4.38%, 4/20/23, Pool #8188,
              ARM*...........................         61
    32      4.38%, 5/20/23, Pool #8208*......         32
   512      4.38%, 5/20/23, Pool #8191*......        512
   267      4.38%, 6/20/23, Pool #8226*......        268
    59      4.38%, 6/20/23, Pool #8217*......         59
   628      4.38%, 6/20/23, Pool #8216*......        628
    80      4.75%, 8/20/23, Pool #8270*......         82
   477      4.75%, 9/20/23, Pool #8279*......        482
   152      7.50%, 10/20/23, Pool #1429......        165
   191      4.63%, 11/20/23, Pool #8324*.....        192
    28      4.63%, 12/20/23, Pool #8337,
              ARM*...........................         28
    31      4.63%, 12/20/23, Pool #8348*.....         31
 1,741      3.38%, 1/20/24, Pool #8351*......      1,739
    59      3.38%, 2/20/24, Pool #8362*......         59
   420      4.38%, 4/20/24, Pool #8398*......        420
   115      4.38%, 5/20/24, Pool #8420*......        115
    67      4.38%, 5/20/24, Pool #8421*......         67
   305      4.38%, 5/20/24, Pool #8419*......        305
    20      4.38%, 5/20/24, Pool #8418*......         20
   486      7.00%, 6/15/24, Pool #378315.....        519
   368      4.38%, 6/20/24, Pool #8443*......        369
   482      4.75%, 9/20/24, Pool #8502*......        489
 2,431      4.75%, 9/20/24, Pool #8506.......      2,459
   195      9.00%, 11/15/24, Pool #780029....        220
    90      3.38%, 3/20/25, Pool #8605*......         90
    73      4.38%, 4/20/25, Pool #8621,
              ARM*...........................         74
   252      4.38%, 5/20/25, Pool #8628*......        253
 1,575      9.50%, 7/15/25, Pool #781090.....      1,780
   250      8.00%, 7/20/25, Pool #2036.......        275
    31      4.63%, 10/20/25, Pool #8722*.....         32
 3,794      4.63%, 11/20/25, Pool #8746*.....      3,833
   205      1.65%, 12/16/25, Series 00-35,
              Class F*.......................        207
   302      4.63%, 12/20/25, Pool #8767*.....        305
   580      3.38%, 3/20/26, Pool #8832*......        581

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP ULTRA SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
    52      4.75%, 7/20/26, Pool #8913*......         53
    34      4.75%, 7/20/26, Pool #28928*.....         34
   356      8.00%, 8/20/26, Pool #2270.......        390
   357      4.63%, 10/20/26, Pool #80000*....        361
    88      3.38%, 1/20/27, Pool #80030*.....         88
   553      3.38%, 2/20/27, Pool #80047,
              ARM*...........................        555
    89      3.38%, 2/20/27, Pool #80045*.....         89
    64      3.38%, 3/20/27, Pool #80053*.....         64
   979      3.38%, 3/20/27, Pool #80052,
              ARM*...........................        981
   102      4.38%, 5/20/27, Pool #80072*.....        102
   646      4.38%, 6/20/27, Pool #80085,
              ARM*...........................        648
    91      4.75%, 7/20/27, Pool #80092......         92
   908      4.75%, 7/20/27, Pool #80094*.....        921
 1,748      4.75%, 8/20/27, Pool #80104,
              ARM*...........................      1,772
   751      4.75%, 8/20/27, Pool #80106*.....        761
    45      4.75%, 9/20/27, Pool #80115*.....         46
   100      4.75%, 9/20/27, Pool #80112,
              ARM*...........................        101
    74      4.75%, 9/20/27, Pool #80127......         75
   161      8.00%, 10/15/27, Pool #412336....        177
   601      4.63%, 11/20/27, Pool #80134*....        607
    96      4.63%, 11/20/27, Pool #80138,
              ARM*...........................         97
   423      4.63%, 11/20/27, Pool #80136.....        427
   110      4.63%, 12/20/27, Pool #80143,
              ARM*...........................        111

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
    98      4.38%, 2/20/28, Pool #80171*.....         99
 1,009      3.25%, 3/20/28, Pool #80175,
              ARM*...........................        999
    97      4.38%, 3/20/28, Pool #80178*.....         97
   111      4.38%, 4/20/28, Pool #80188*.....        112
   502      4.38%, 5/20/28, Pool #80198*.....        503
 7,673      7.50%, 4/17/29, Series 99-27,
              Class ZA.......................      8,201
   227      4.50%, 4/20/32, Pool #80595,
              ARM*...........................        229
36,824      5.50%, 6/20/32, Series 03-21,
              Class PI.......................      6,988
14,972      1.50%, 4/25/33, Series 03-3F,
              Class 3A2*.....................     14,996
 9,742      3.00%, 2/20/34, Series 04-11,
              Class PC.......................      9,553
                                               ---------
                                                  82,814
                                               ---------
  Total U.S. Government Agency Mortgages         980,089
                                               ---------
U.S. GOVERNMENT AGENCY SECURITIES (0.2%):
Fannie Mae (0.2%):
 5,000      2.83%, 2/17/09*..................      4,973
                                               ---------
  Total U.S. Government Agency Securities          4,973
                                               ---------
INVESTMENT COMPANIES (3.0%):
64,830      One Group Prime Money Market
              Fund, Class I (c)..............     64,830
                                               ---------
  Total Investment Companies                      64,830
                                               ---------
Total (Cost $2,209,265) (a)                    2,214,895
                                               =========

------------
Percentages indicated are based on net assets of $2,192,638.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 17,937
                   Unrealized depreciation......................   (12,307)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $  5,630
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(c) Investment in affiliate.

(d) Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees.

(e) Defaulted security.

 * The interest rate for this variable rate bond, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 34

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 ASSET BACKED SECURITIES (8.1%):
     559    Advanta Mortgage Loan Trust,
              Series 00-2, Class A6, 7.72%,
              3/25/15........................        594
      98    Advanta Mortgage Loan Trust,
              Series 99-3, Class A4, 7.75%,
              10/25/26.......................        102
     334    Advanta Mortgage Loan Trust,
              Series 99-2, Class A6, 6.82%,
              5/25/29........................        348
     100    American Express Master Trust,
              Series 00-5, Class A, 1.24%,
              4/15/08........................        100
     200    American Express Master Trust,
              Series 00-1, Class A, 7.20%,
              9/17/07........................        207
       7    Americredit Automobile
              Receivables Trust, Series 00-1,
              Class B, 7.16%, 9/5/05.........          7
   1,101    Americredit Automobile
              Receivables Trust, Series 02-1,
              Class A3, 4.23%, 10/6/06.......      1,110
   6,650    Americredit Automobile
              Receivables Trust, Series 01-D,
              Class A4, 4.41%, 11/12/08......      6,762
   1,000    Americredit Automobile
              Receivables Trust, Series 02-A,
              Class A4, 4.61%, 1/12/09.......      1,021
     150    Americredit Automobile
              Receivables Trust, Series 02-C,
              Class A4, 3.55%, 2/12/09.......        151
     363    Americredit Automobile
              Receivables Trust, Series 01-B,
              Class A4, 5.37%, 6/12/08.......        370
     600    Americredit Automobile
              Receivables Trust, Series 02-B,
              Class A4, 4.46%, 4/12/09.......        613
     500    Amortizing Residential Collateral
              Trust, Series 02-BC6, Class M1,
              1.85%, 8/25/32.................        504
      34    BankBoston Home Equity Loan
              Trust, Series 98-2, Class A5,
              6.14%, 2/25/19.................         34
     264    Bayview Financial Acquisition
              Trust, Series 02-CA, Class M1,
              1.85%, 4/25/32 (b).............        266
     535    BMW Owners Trust, Series 03-A,
              Class A3, 1.94%, 2/25/07.......        534
     315    Brazos Student Loan Finance
              Corp., Series 94-A, Class C1,
              2.87%, 6/1/19..................        315

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
     600    Brazos Student Loan Finance
              Corp., Series 94-A, Class B1,
              2.37%, 6/1/19..................        600
      82    Capital Auto Receivables Asset
              Trust, Series 02-2, Class CTFS,
              4.18%, 10/15/07................         83
   1,550    Capital Auto Receivables Asset
              Trust, Series 03-1, Class A3A,
              2.75%, 4/16/07.................      1,548
     700    Capital One Master Trust, Series
              01-7A, Class A, 3.85%,
              8/15/07........................        705
     300    Capital One Master Trust, Series
              02-3A, Class B, 4.55%,
              2/15/08........................        304
   1,000    Capital One Master Trust, Series
              01-5, Class A, 5.30%,
              6/15/09........................      1,043
     925    Capital One Master Trust, Series
              00-2, Class B, 7.35%,
              8/15/08........................        966
   1,225    Capital One Master Trust, Series
              01-8A, Class A, 4.60%,
              8/17/09........................      1,260
      45    Capital One Multi-Asset Execution
              Trust, Series 03, Class C2,
              4.32%, 4/15/09.................         46
     326    Capital One Multi-Asset Execution
              Trust, Series 03-B2, Class B2,
              3.50%, 2/17/09.................        327
   1,000    Chase Credit Card Master Trust,
              Series 03-1, Class C, 2.20%,
              4/15/08........................      1,011
     104    Chase Credit Card Master Trust,
              Series 01-2, Class A, 1.36%,
              9/15/08........................        104
   1,000    Chase Funding Loan Acquisition
              Trust, Series 02-C1, Class
              IIM1, 1.78%, 1/25/32...........      1,005
     190    Chase Funding Mortgage Loan,
              Series 02-2, Class 1A4, 4.88%,
              8/25/28........................        194
      58    Chase Funding Mortgage Loan,
              Series 99-3, Class 11A1, 1.43%,
              9/25/29........................         58
     142    Chase Manhattan Auto Owner Trust,
              Series 00-A, Class A4, 6.26%,
              6/15/07........................        142
      70    Chase Manhattan Auto Owner Trust,
              Series 00-A, Class CTFS, 6.48%,
              6/15/07........................         71

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
     185    Chase Manhattan Auto Owner Trust,
              Series 02-A, Class CTFS, 4.17%,
              9/15/08........................        188
     200    Chemical Master Credit Card
              Trust, Series 96-2, Class A,
              5.98%, 9/15/08.................        209
   5,000    CIT RV Trust, Series 98-A, Class
              B,.............................      5,205
            6.29%, 1/15/17
     745    Citibank Credit Card Issuance
              Trust, Series 00-C1, Class C1,
              7.45%, 9/15/07.................        786
     225    Citibank Credit Card Issuance
              Trust, Series 00-B1, Class B1,
              7.05%, 9/17/07.................        237
     700    Citibank Credit Card Issuance
              Trust, Series 00-A1, Class 41,
              6.90%, 10/15/07................        738
   4,000    Citibank Credit Card Issuance
              Trust, Series 03-A5, Class A5,
              2.50%, 4/7/08..................      3,968
     290    Citibank Credit Card Issuance
              Trust, Series 04-A1, Class A1,
              2.55%, 1/20/09.................        284
     120    Citibank Credit Card Issuance
              Trust, Series 02-C1, Class C,
              2.17%, 2/9/09..................        122
     410    Citibank Credit Card Issuance
              Trust, Series 01-C3, Class C3,
              6.65%, 5/15/08.................        434
      50    Citibank Credit Card Issuance
              Trust, Series 02-C3, Class C3,
              2.25%, 12/15/09................         51
   7,830    Citibank Credit Card Master Trust
              I, Series 97-6, Class A, 0.00%,
              8/15/06, PO....................      7,828
     170    Citibank Credit Card Master Trust
              I, Series 99-7, Class B, 6.90%,
              11/15/06.......................        173
   1,500    Citibank Credit Card Master Trust
              I, Series 99-5, Class B, 6.10%,
              5/15/08........................      1,583
     596    Citibank Credit Card Master Trust
              I, Series 99-5, Class B, 6.30%,
              5/15/08........................        629
     285    Citibank Credit Card Master Trust
              I, Series 99-2, Class B, 6.15%,
              3/10/11........................        307
   2,800    CNH Equipment Trust, Series 03-B,
              Class A3B, 2.47%, 1/15/08......      2,785
     571    CS First Boston Mortgage
              Securities Corp., Series
              02-HE4, Class AF, 5.51%,
              8/25/32 (b)....................        587

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
     190    Daimler Chrysler Auto Trust,
              Series 02-B, Class A3, 2.93%,
              6/6/06.........................        191
     131    Daimler Chrysler Auto Trust,
              Series 02-B, Class A4, 3.53%,
              12/6/07........................        132
     175    Daimler Chrysler Auto Trust,
              Series 02-C, Class A4, 3.09%,
              1/8/08.........................        175
     207    Discover Card Master Trust I,
              Series 00-1, Class A, 1.27%,
              8/16/07........................        207
     425    Discover Card Master Trust I,
              Series 02-2, Class A, 5.15%,
              10/15/09.......................        444
     300    Discover Card Mortgage Trust,
              Series 00-9, Class A, 6.35%,
              7/15/08........................        316
      20    EQCC Home Equity Loan Trust,
              Series 98-2, Class A6F, 6.16%,
              4/15/08........................         20
     239    Equity One, Inc., Series 02-1,
              Class AF2, 5.52%, 8/25/32......        244
   6,900    Fleet Credit Card Master Trust
              II, Series 00-C, Class A,
              7.02%, 2/15/08.................      7,255
     985    Fleet Credit Card Master Trust
              II, Series 03-A, Class A,
              2.40%, 7/15/08.................        979
     490    Fleet Credit Card Master Trust
              II, Series 01-B, Class A,
              5.60%, 12/15/08................        513
   1,040    Ford Credit Auto Owner Trust,
              Series 01-B, Class B, 5.71%,
              9/15/05........................      1,042
   2,368    Ford Credit Auto Owner Trust,
              Series 02-D, Class A3A, 2.68%,
              2/15/06........................      2,377
     700    Ford Credit Auto Owner Trust,
              Series 02-A, Class B, 4.79%,
              11/15/06.......................        716
     147    Ford Credit Auto Owner Trust,
              Series 02-C, Class B, 4.22%,
              12/15/06.......................        150
     850    Ford Credit Auto Owner Trust,
              Series 02-D, Class B, 3.56%,
              2/15/07........................        858
     400    Ford Credit Auto Owner Trust,
              Series 02-C, Class C, 4.81%,
              3/15/07........................        408

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 36

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
   3,000    Ford Credit Auto Owner Trust,
              Series 04-A, Class A3, 2.93%,
              3/15/08........................      2,990
      53    Harley-Davidson Motorcycle Trust,
              Series 02-1, Class A1, 3.02%,
              9/15/06........................         53
     110    Harley-Davidson Motorcycle Trust,
              Series 02-1, Class A2, 4.50%,
              1/15/10........................        113
     201    Harley-Davidson Motorcycle Trust,
              Series 02-2, Class A1, 1.91%,
              4/15/07........................        201
      29    Heller Equipment Trust, Series
              99-2, Class A4, 6.79%,
              3/14/07........................         29
     403    Household Automotive Trust,
              Series 00-1, Class A4, 7.48%,
              12/18/06.......................        404
   3,100    Household Automotive Trust,
              Series 01-2, Class A4, 5.39%,
              8/17/08........................      3,178
     260    Household Private Label Credit
              Card Master Note Trust I,
              Series 02-1, Class A, 5.50%,
              1/18/11........................        273
     215    MBNA Credit Card Master Note
              Trust, Series 01-C1, Class C1,
              2.15%, 10/15/08................        217
     130    MBNA Credit Card Master Note
              Trust, Series 02-B1, Class B1,
              5.15%, 7/15/09.................        135
     770    MBNA Credit Card Master Note
              Trust, Series 01-A1, Class A1,
              5.75%, 10/15/08................        809
     655    MBNA Credit Card Master Note
              Trust, Series 02-C5, Class C5,
              4.05%, 1/15/08.................        664
      40    MBNA Credit Card Master Note
              Trust, Series 03-A1, Class A1,
              3.30%, 7/15/10.................         39
     575    MBNA Master Credit Card Master
              Note Trust, Series 01-C3, Class
              C3, 6.55%, 12/15/08............        607
      25    MBNA Master Credit Card Trust,
              Series 99-G, Class B, 6.60%,
              12/15/06.......................         25
     150    MBNA Master Credit Card Trust,
              Series 99-M, Class A, 6.60%,
              4/16/07........................        153
     350    MBNA Master Credit Card Trust,
              Series 00-A, Class C, 7.90%,
              7/16/07........................        361

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
     100    MBNA Master Credit Card Trust,
              Series 00-I, Class C, 7.65%,
              1/15/08 (b)....................        105
     345    MBNA Master Credit Card Trust,
              Series 99-D, Class D, 6.50%,
              11/17/08 (b)...................        366
   1,000    MBNA Master Credit Card Trust,
              Series 00-D, Class C, 8.40%,
              9/15/09 (b)....................      1,117
   1,000    MBNA Master Credit Card Trust,
              Series 03-C1, Class C, 2.94%,
              6/15/12........................      1,062
      85    MBNA Master Credit Card Trust,
              Series 02-C1, Class C1, 6.80%,
              7/15/14........................         92
     167    MBNA Master Credit Card Trust,
              Series 00-D, Class A, 1.30%,
              9/15/09........................        168
      65    MNBA Master Credit Card Trust,
              Series 99-B, Class C, 6.65%,
              8/15/11........................         70
     166    Nissan Auto Receivables Owner
              Trust, Series 01-C, Class A4,
              4.80%, 2/15/07.................        168
     250    Nissan Auto Receivables Owner
              Trust, Series 03-A, Class A3,
              1.89%, 12/15/06................        250
   1,000    Onyx Acceptance Auto Trust,
              Series 04-B, Class A3, 3.09%,
              9/15/08........................      1,000
     420    Onyx Acceptance Auto Trust,
              Series 01-B, Class A4, 5.49%,
              11/15/07.......................        425
     304    Onyx Acceptance Auto Trust,
              Series 01-C, Class A4, 5.23%,
              5/15/08........................        308
     497    Onyx Acceptance Auto Trust,
              Series 02-A, Class A4, 4.60%,
              10/15/08.......................        507
     261    PNC Student Loan Trust I, Series
              97-2, Class A7, 6.73%,
              1/25/07........................        271
   1,750    Prime Credit Card Master Trust,
              Series 00-E, Class A4, 6.70%,
              10/15/09.......................      1,843
   2,000    Providian Gateway Master Trust,
              Series 02-B, Class A, 1.80%,
              6/15/09 (b)....................      2,006
     554    Residential Asset Mortgage
              Products, Inc., Series 01-RS3,
              Class AI4, 6.29%, 10/25/31.....        563

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
      59    Residential Asset Securities
              Corp., Series 00-KS2, Class
              AI4, 7.90%, 10/25/28...........         61
     398    Residential Asset Securities
              Corp., Series 00-KS3, Class
              AI6, 7.81%, 7/25/31............        418
     187    Residential Asset Securities
              Corp., Series 01-KS1, Class
              AI6, 6.35%, 3/25/32............        193
     440    Residential Asset Securities
              Corp., Series 00-KS5, Class
              AII, 1.34%, 12/25/31...........        441
     275    Residential Funding Mortgage
              Securities II, Series 00-HI1,
              Class AI7, 8.29%, 2/25/25......        289
     960    Saxon Asset Securities Trust,
              Series 99-1, Class AF6, 6.35%,
              2/25/29........................        967
     500    Sears Credit Account Master
              Trust, Series 00-2, Class A,
              6.75%, 9/16/09.................        524
     210    SSB Auto Loan Trust, Series 02-1,
              Class A4, 2.89%, 2/15/09.......        210
   1,000    Standard Credit Card Master
              Trust, Series 95-1, Class B,
              8.45%, 1/7/07..................      1,034
     500    Standard Credit Card Master
              Trust, Series 95-9, Class A,
              6.55%, 10/7/07.................        525
     390    Standard Credit Card Master
              Trust, Series 94-2, Class A,
              7.25%, 4/7/08..................        419
      50    Standard Credit Card Master
              Trust, Series 95-9, Class B,
              6.65%, 10/7/07.................         52
      10    Textron Financial Corp.,
              Receivables Trust, Series 00-C,
              Class A2, 6.40%, 6/15/11 (b)...         10
   3,000    Union Acceptance Corp., Series
              00-D, Class B, 8.25%, 7/8/08...      3,093
      81    Union Acceptance Corp., Series
              00-D, Class A4, 6.89%,
              4/9/07.........................         83
     180    Vanderbilt Mortgage Finance,
              Series 96-A, Class A5, 7.43%,
              4/7/26.........................        189
      43    Vanderbilt Mortgage Finance,
              Series 01-B, Class A2, 5.17%,
              2/7/14.........................         44

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
     107    WFS Financial Owner Trust, Series
              02-2, Class A3, 3.81%,
              2/20/07........................        108
   2,300    WFS Financial Owner Trust, Series
              03-1, Class A3, 2.03%,
              8/20/07........................      2,300
     192    WFS Financial Owner Trust, Series
              02-1, Class A4A, 4.87%,
              9/20/09........................        197
   8,000    WFS Financial Owner Trust, Series
              03-2, Class A4, 2.41%,
              12/20/10.......................      7,854
   1,277    WFS Financial Owner Trust, Series
              03-4, Class A4, 3.15%,
              5/20/11........................      1,265
                                               ---------
  Total Asset Backed Securities                  105,494
                                               ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (0.4%):
Financial Services (0.4%):
   1,300    American Express Credit Account
              Master Trust, Series 01-2,
              Class A, 5.53%, 10/15/08.......      1,357
     154    Chase Mortgage Finance Corp.,
              Series 99-S9, Class A3, 6.25%,
              7/25/14........................        155
     572    Citicorp Mortgage Securities,
              Inc., Series 94-2, Class A4,
              6.00%, 1/25/09.................        574
      75    Citicorp Mortgage Securities,
              Inc., Series 94-9, Class A8,
              5.75%, 6/25/09.................         76
     336    Citicorp Mortgage Securities,
              Inc., Series 94-3, Class A4,
              6.50%, 2/25/24.................        346
     105    Citicorp Mortgage Securities,
              Inc., Series 95-2, Class A7,
              7.50%, 4/25/25.................        105
      46    Countrywide Home Loans, Series
              97-4, Class A, 8.00%,
              8/25/27........................         45
     200    Discover Card Master Trust I,
              Series 1996-3, Series 96-3,
              Class A, 6.05%, 8/18/08........        210
     175    Housing Securities, Inc., Series
              94-2, Class A1, 6.50%,
              7/25/09........................        177
     266    Impac CMB Trust, Series 03-3,
              Class M1, 1.95%, 1/25/33.......        268
      66    Kidder Peabody Mortgage Asset
              Trust, Series A, Class A1,
              6.50%, 2/22/17.................         69
      35    Merrill Lynch Trust, Series 44,
              Class G, 9.00%, 8/20/20........         36

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 38

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
       8    Morgan Stanley Mortgage Trust,
              Series 38, Class 4, 0.00%,
              11/20/21, PO...................          7
      12    Paine Webber CMO Trust, Series J,
              Class 3, 8.80%, 5/1/18.........         13
      50    Paine Webber CMO Trust, Series L,
              Class 4, 8.95%, 7/1/18.........         55
     156    Residential Accredit Loans, Inc.,
              Series 97-QS9, Class A8, 7.25%,
              9/25/27........................        156
     370    Residential Funding Mortgage
              Securities I, Series 96-S13,
              Class A5, 7.00%, 5/25/11.......        369
     377    Residential Funding Mortgage
              Securities I, Series 96-S21,
              Class M1, 7.50%, 10/25/11......        377
       9    Residential Funding Mortgage
              Securities I, Series 01-S28,
              Class A1, 6.00%, 12/25/16......          9
      63    Salomon Brothers Mortgage
              Securities Trust VII, Series
              00-UP1, Class A2, 8.00%,
              9/25/30........................         65
      33    Structured Mortgage Asset
              Residential Trust, Series
              93-2A, Class AE, 7.60%,
              3/25/09........................         34
      67    Vendee Mortgage Trust, Series
              93-3, Class 2ZA, 6.50%,
              6/15/20........................         68
      95    Vendee Mortgage Trust, Series
              94-3C, Class 3, 9.78%,
              3/15/21........................        106
      57    Vendee Mortgage Trust, Series
              00-2, Class D, 7.50%,
              9/15/26........................         57
                                               ---------
  Total Collateralized Mortgage Obligations        4,734
                                               ---------
CORPORATE BONDS (24.2%):
Airlines (0.3%):
     852    American Airlines, Series 02-1,
              Class G, 2.23%, 9/23/07........        854
   1,522    Southwest Airlines Co., Series
              01-1, Class A1, 5.10%,
              5/1/06.........................      1,561
   1,770    United Airlines, Inc., Series
              01-1, Class A2, 6.20%,
              9/1/08.........................      1,457
                                               ---------
                                                   3,872
                                               ---------
Automotive (0.7%):
   4,000    Daimler Chrysler NA Holdings,
              4.05%, 6/4/08..................      3,926
   5,000    General Motors Acceptance Corp.,
              6.75%, 1/15/06.................      5,241
                                               ---------
                                                   9,167
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance (16.0%):
     375    African Development Bank, 6.75%,
              10/1/04........................        379
   1,850    AIG Sun America Global Financial
              Index, 5.85%, 2/1/06 (b).......      1,934
  10,000    AIG Sun America Global Financial
              Index, 5.10%, 1/17/07 (b)......     10,401
   1,000    AIG Sun America Global Financial
              Index, 5.85%, 8/1/08 (b).......      1,064
     320    American Express Credit Corp.,
              7.45%, 8/10/05.................        337
     120    American General Finance, 3.00%,
              11/15/06.......................        119
     500    American General Finance Corp.,
              4.50%, 11/15/07................        508
     330    Aristar, Inc., 7.38%, 9/1/04.....        333
     900    ASIF Global Financing XXIII,
              3.90%, 10/22/08 (b)............        890
   1,185    ASIF Global Financing XXVI,
              2.50%, 1/30/07 (b).............      1,159
     162    Associates Corp., 6.20%,
              5/16/05........................        167
     340    Associates Corp., 8.55%,
              7/15/09........................        400
   1,975    Associates Corp., NA, 7.50%,
              5/10/06........................      2,140
   2,926    Bank of America Corp., 6.20%,
              2/15/06........................      3,088
   2,400    Bank of America Corp., 6.50%,
              3/15/06........................      2,537
   7,045    Bank of America Corp., 7.20%,
              4/15/06........................      7,543
     477    Bank of America Corp., 7.13%,
              5/1/06.........................        511
     250    Bank of America Corp., 8.63%,
              1/15/07........................        281
     685    Bank of America Corp., 6.63%,
              8/1/07.........................        740
     362    Bank of America Corp., 6.63%,
              10/15/07.......................        393
   1,790    Bank of America Corp., 7.13%,
              3/1/09.........................      1,987
     103    Bankers Trust NY, 6.70%,
              10/1/07........................        113
     500    BB&T Corp., 7.25%, 6/15/07.......        549
   3,500    Bear Stearns Co., Inc., 6.25%,
              7/15/05........................      3,631
   1,500    Bear Stearns Co., Inc., 3.00%,
              3/30/06........................      1,499
     610    Bear Stearns Co., Inc., 6.75%,
              12/15/07.......................        661

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   2,975    Bear Stearns Co., Inc., 4.00%,
              1/31/08........................      2,967
     165    Beneficial Corp., 6.85%,
              6/30/05........................        171
     500    Beneficial Corp., 7.00%,
              2/12/07........................        528
     400    Boeing Capital Corp., 6.44%,
              12/20/04.......................        407
   1,000    Capital One Financial Corp.,
              Series 4, 6.50%, 7/30/04.......      1,003
     860    Cardinal Health, Inc., 6.00%,
              1/15/06........................        898
   1,500    CIT Group Holdings, 6.50%,
              2/7/06.........................      1,581
   1,600    CIT Group, Inc., 4.13%, 2/21/06..      1,628
     575    Citicorp, 6.75%, 8/15/05.........        602
   2,845    Citicorp, 6.38%, 1/15/06.........      3,001
   2,365    Citicorp, 7.75%, 6/15/06.........      2,576
     140    CitiFinancial, 7.75%, 3/1/05.....        145
     940    CitiFinancial, 6.13%, 12/1/05....        985
   1,400    Countrywide Funding, 6.88%,
              9/15/05........................      1,464
   3,130    Countrywide Home Loans, 6.70%,
              3/10/05........................      3,221
     120    Countrywide Home Loans, 7.20%,
              10/30/06.......................        130
   1,288    Countrywide Home Loans, 6.94%,
              7/16/07........................      1,400
   1,115    Credit Suisse First Boston (USA),
              Inc., 4.70%, 6/1/09............      1,119
     551    Donaldson Lufkin Jenrette, Inc.,
              6.90%, 10/1/07.................        601
   1,000    First Bank Minnesota, 7.30%,
              8/15/05........................      1,047
   1,000    First Bank System, Inc., 7.63%,
              5/1/05.........................      1,042
     443    First Nationwide (Golden State
              Corp.), 10.00%, 10/1/06........        500
     250    First Union Corp., 6.95%,
              11/1/04........................        254
   2,665    First Union Corp., 6.88%,
              9/15/05........................      2,800
   1,424    First Union Corp., 7.50%,
              7/15/06........................      1,549
     501    FleetBoston Financial Corp.,
              7.25%, 9/15/05.................        528
     470    FleetBoston Financial Corp.,
              6.50%, 3/15/08.................        509
   1,650    Ford Motor Credit Co., 7.75%,
              3/15/05........................      1,705
     100    Ford Motor Credit Co., 6.23%,
              5/11/05........................        102

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   2,000    Ford Motor Credit Co., 6.46%,
              12/27/05.......................      2,062
   5,000    Ford Motor Credit Co., 6.88%,
              2/1/06.........................      5,247
   2,050    Ford Motor Credit Co., 6.50%,
              2/15/06........................      2,130
   3,300    GE Capital Corp., 8.70%, 3/1/07..      3,734
   2,217    GE Capital Corp., 8.85%, 3/1/07..      2,514
   3,000    GE Capital Corp., 5.00%,
              6/15/07........................      3,117
   2,000    GE Capital Corp., 4.25%,
              1/15/08........................      2,027
   2,800    GE Capital Corp., 3.50%,
              5/1/08.........................      2,757
     950    GE Capital Corp., 8.30%,
              9/20/09........................      1,114
   2,182    General Electric Capital Corp.,
              8.75%, 5/21/07.................      2,497
   2,150    General Electric Capital Corp.,
              8.13%, 4/1/08..................      2,449
     505    GMAC, 8.38%, 2/22/05.............        520
   2,500    GMAC, 6.13%, 1/22/08.............      2,617
   1,100    Goldman Sachs, 7.20%,
              3/1/07 (b).....................      1,196
     700    Goldman Sachs Group LP, 6.75%,
              2/15/06 (b)....................        739
   2,000    Goldman Sachs Group LP, 3.88%,
              1/15/09........................      1,952
   2,000    Goldman Sachs Group LP, 6.65%,
              5/15/09........................      2,180
     500    Goldman Sachs Group, Inc., 6.50%,
              2/25/09 (b)....................        542
     540    Heller Financial, Inc., 6.38%,
              3/15/06........................        571
   3,000    Household Finance Corp., 6.50%,
              1/24/06........................      3,164
   1,975    Household Finance Corp., 7.25%,
              5/15/06........................      2,123
     544    International Bank Reconstruction
              and Development, 0.00%,
              8/15/08........................        456
   2,000    International Lease Finance
              Corp., 5.12%, 6/1/05...........      2,047
   1,400    International Lease Finance
              Corp., 4.50%, 5/1/08...........      1,424
   1,000    Jackson National Life Global,
              3.50%, 1/22/09 (b).............        965

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 40

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   1,250    John Deere BV, 5.88%, 4/6/06.....      1,311
     435    John Deere Capital Corp., 6.85%,
              3/15/06........................        463
   1,800    John Deere Capital Corp., 3.83%,
              5/25/07........................      1,797
   1,000    John Hancock Global Funding II,
              3.50%, 1/30/09 (b).............        968
   1,465    Key Bank, 7.55%, 9/15/06.........      1,598
   2,000    Key Bank NA, 7.13%, 8/15/06......      2,169
     496    Keycorp, 8.00%, 7/1/04...........        496
     860    Keycorp, 6.75%, 3/15/06..........        917
   1,000    Keycorp, 7.50%, 6/15/06..........      1,082
   2,676    Lehman Brothers Holdings, Inc.,
              11.63%, 5/15/05................      2,874
   1,385    Lehman Brothers Holdings, Inc.,
              6.63%, 2/5/06..................      1,461
     941    Lehman Brothers Holdings, Inc.,
              8.50%, 5/1/07..................      1,063
   1,000    Lehman Brothers Holdings, Inc.,
              8.25%, 6/15/07.................      1,125
   1,267    Lehman Brothers, Inc., 7.63%,
              6/1/06.........................      1,377
   1,000    Lehman Brothers, Inc., 6.63%,
              2/15/08........................      1,086
   1,380    Marshall & Ilsley Corp., 5.75%,
              9/1/06.........................      1,453
   2,430    Massmutual Global Funding II,
              3.25%, 6/15/07 (b).............      2,422
   1,000    MBIA Global Funding, LLC, 2.88%,
              11/30/06 (b)...................        985
   1,000    MBNA America Bank, 6.88%,
              7/15/04 (b)....................      1,001
     300    Mellon Bank, 7.00%, 3/15/06......        322
   1,155    Mercentile Bancorp, 7.30%,
              6/15/07........................      1,286
     244    Merrill Lynch & Co., 6.25%,
              1/15/06........................        257
   1,058    Merrill Lynch & Co., 7.00%,
              3/15/06........................      1,134
   2,000    Merrill Lynch & Co., Series B,
              7.01%, 4/10/06.................      2,146
   2,058    Merrill Lynch & Co., 8.00%,
              6/1/07.........................      2,295
   1,000    Monumental Global Funding, 5.20%,
              1/30/07 (b)....................      1,046
     125    Monumental Global Funding, 3.45%,
              11/30/07 (b)...................        125
     650    Monumental Global Funding II,
              6.05%, 1/19/06 (b).............        687
     295    Morgan Stanley Dean Witter,
              7.75%, 6/15/05.................        309

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   1,110    Morgan Stanley Dean Witter,
              6.30%, 1/15/06.................      1,172
   2,850    Morgan Stanley Dean Witter,
              5.80%, 4/1/07..................      3,016
     540    National City Bank of Indiana,
              2.38%, 8/15/06.................        532
   1,000    National City Corp., 7.20%,
              5/15/05........................      1,041
     235    Nationsbank Corp., 7.13%,
              4/30/06........................        252
   4,000    New York Life Global Funding,
              3.88%, 1/15/09 (b).............      3,938
     500    Newcourt Credit Group, Series B,
              6.88%, 2/16/05.................        514
   2,000    Norwest Financial, Inc., 6.88%,
              8/8/06.........................      2,160
     242    Norwest Financial, Inc., 7.20%,
              5/1/07.........................        267
   1,900    Norwest Financial, Inc., 6.85%,
              7/15/09........................      2,122
     400    Ontario Province Bond, 6.00%,
              2/21/06........................        420
   1,085    Pacific Life Global Funding,
              3.75%, 1/15/09 (b).............      1,065
   3,000    Pricoa Global Funding I, 4.35%,
              6/15/08 (b)....................      3,016
   1,000    Principal Life Global Funding,
              5.13%, 6/28/07 (b).............      1,043
   2,000    Protective Life US Funding,
              5.88%, 8/15/06 (b).............      2,110
   2,800    Royal Bank of Canada, 3.88%,
              5/4/09.........................      2,748
     480    Salomon Smith Barney Holdings,
              6.25%, 6/15/05.................        498
     750    Sovran Financial, 9.25%,
              6/15/06........................        836
     520    Suntrust Bank, 2.50%, 11/1/06....        510
   1,250    Suntrust Bank Atlanta, 7.25%,
              9/15/06........................      1,353
     400    Travelers Property & Casualty,
              6.75%, 11/15/06................        433
     735    USAA Capital Corp., 7.05%,
              11/8/06 (b)....................        798
     465    USAA Capital Corp., 5.59%,
              12/20/06 (b)...................        490
     175    USAA Capital Corp., 4.64%,
              12/15/09 (b)...................        175
   1,300    Wachovia Corp., 6.80%, 6/1/05....      1,349
   2,073    Washington Mutual Financial,
              8.25%, 6/15/05.................      2,180

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   3,921    Wells Fargo Company, 7.13%,
              8/15/06........................      4,257
   4,900    Wells Fargo Financial, 6.13%,
              2/15/06........................      5,160
                                               ---------
                                                 206,681
                                               ---------
Cable Television (0.0%):
     480    Lenfest Communications, 8.38%,
              11/1/05........................        513
                                               ---------
Consumer Non-Durable (0.3%):
   1,000    General Mills, 9.14%, 12/15/05...      1,087
   1,500    General Mills, 8.13%, 11/20/06...      1,661
   1,000    Sara Lee Corp., 6.30%, 11/7/05...      1,044
                                               ---------
                                                   3,792
                                               ---------
Electrical & Electronic (0.1%):
     500    Hewlett-Packard Co., 7.15%,
              6/15/05........................        522
   1,000    Hewlett-Packard Co., 3.38%,
              12/15/05.......................      1,008
                                               ---------
                                                   1,530
                                               ---------
Energy (0.2%):
   3,000    Duke Energy Corp., 4.20%,
              10/1/08........................      2,950
                                               ---------
Financial (2.9%):
     300    Ahmanson (H.F.), 7.88%, 9/1/04...        303
     570    American Honda Finance, 3.85%,
              11/6/08 (b)....................        560
   2,300    American Savings Bank of
              California, 6.63%,
              2/15/06 (b)....................      2,409
     690    Associates First Capital Corp.,
              7.75%, 2/15/05.................        714
   3,000    Beneficial Corp., Series I,
              6.45%, 10/12/04................      3,032
   1,000    Beneficial Corp., Series H,
              6.94%, 12/15/06................      1,055
   1,154    Citicorp, 7.13%, 5/15/06.........      1,246
     374    Citigroup, Inc., 5.75%,
              5/10/06........................        392
     710    Citigroup, Inc., 8.63%, 2/1/07...        799
   5,800    Credit Suisse First Boston, Inc.,
              7.75%, 5/15/06.................      6,202
   1,930    FleetBoston Financial Corp.,
              7.13%, 4/15/06.................      2,071
   2,800    Ford Motor Credit Co., 6.50%,
              1/25/07........................      2,944
   3,100    General Motors Acceptance Corp.,
              6.63%, 10/15/05................      3,226
   4,300    Key Bank NA, 7.25%, 6/1/05.......      4,478
   1,000    Lehman Brothers Holdings, Inc.,
              8.75%, 3/15/05.................      1,043

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Financial, continued:
   3,500    Lehman Brothers Holdings, Inc.,
              7.38%, 1/15/07.................      3,838
     150    Massmutual Global Funding, 4.55%,
              5/30/05 (b)....................        153
   1,500    Morgan Stanley Dean Witter,
              8.33%, 1/15/07.................      1,666
   1,300    SLM Corp., 3.50%, 9/30/06........      1,307
                                               ---------
                                                  37,438
                                               ---------
Food Products & Services (0.2%):
     985    Conagra, Inc., 7.40%, 9/15/04....        995
     225    Kroger Co., 8.15%, 7/15/06.......        245
     250    Kroger Co., 7.63%, 9/15/06.......        271
     850    Safeway, Inc., 3.80%, 8/15/05....        858
                                               ---------
                                                   2,369
                                               ---------
Governments (Foreign) (0.0%):
     325    Province of Quebec, 6.50%,
              1/17/06........................        342
                                               ---------
Industrial Goods & Services (0.6%):
     135    Anadarko Petroleum Corp., 7.38%,
              5/15/06........................        144
     247    Caterpillar, 9.00%, 4/15/06......        273
     400    Eaton Corp., 6.95%, 11/15/04.....        407
     690    International Paper Co., 4.25%,
              1/15/09........................        679
   1,100    John Deere, 3.13%, 12/15/05......      1,104
     450    John Deere, 5.50%, 9/1/06........        471
   3,700    Wal-Mart Canada, 5.58%, 5/1/06
              (b)............................      3,874
     420    Weyerhaeuser Co., 5.50%,
              3/15/05........................        429
     500    Weyerhaeuser Co., Series A,
              6.43%, 7/12/05.................        519
                                               ---------
                                                   7,900
                                               ---------
Media (0.1%):
     305    CBS Corp., 7.15%, 5/20/05........        317
     945    Walt Disney Company, Series B,
              6.75%, 3/30/06.................      1,001
                                               ---------
                                                   1,318
                                               ---------
Multimedia (0.2%):
   1,703    AOL Time Warner, Inc., 7.98%,
              8/15/04........................      1,713
   1,000    AOL Time Warner, Inc., 5.63%,
              5/1/05.........................      1,025
     350    Time Warner, Inc., 8.11%,
              8/15/06........................        382
                                               ---------
                                                   3,120
                                               ---------

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 42

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
 Oil & Gas Exploration Production & Services (0.6%):
     750    Ashland, Inc., Series J, 7.83%,
              8/15/05........................        786
   1,000    BP Amoco Plc., 8.50%, 4/15/07....      1,128
     875    Kerr-McGee Corp., 5.38%,
              4/15/05........................        893
     439    Occidental Petroleum, 7.65%,
              2/15/06........................        471
     697    Phillips Petroleum, 8.50%,
              5/25/05........................        733
   1,050    Union Pacific Resources, 6.50%,
              5/15/05........................      1,083
     282    Unocal Corp., 6.50%, 5/1/08......        304
   2,680    USX Corp., 6.65%, 2/1/06.........      2,832
                                               ---------
                                                   8,230
                                               ---------
Paper Products (0.0%):
     750    Willamette Industries, 6.45%,
              6/18/09........................        801
                                               ---------
Printing & Publishing (0.0%):
     200    Donnelley (R.R.) & Sons, Series
              C, 6.56%, 7/5/05...............        206
                                               ---------
Rail Industries (0.1%):
     200    Consolidated Rail Corp., Series
              94-A, 7.48%, 7/1/05............        208
     500    Norfolk Southern Corp., 5.90%,
              4/1/05.........................        513
                                               ---------
                                                     721
                                               ---------
Real Estate (0.1%):
   1,000    EOP Operating LP, 6.63%,
              2/15/05........................      1,025
                                               ---------
Retailers (0.0%):
     290    Avon Products, 6.90%, 11/15/04...        295
                                               ---------
Telecommunications (0.7%):
   3,000    Chesapeake (Bell Atlantic
              Virginia), 6.13%, 7/15/05......      3,110
   1,200    Cox Communications, Inc., 6.88%,
              6/15/05........................      1,244
   1,000    GTE Hawaiian Telephone, Series A,
              7.00%, 2/1/06..................      1,022
   1,050    SBC Communications, Inc., 5.75%,
              5/2/06.........................      1,099
     100    Southwestern Bell Capital Corp.,
              7.13%, 6/1/05..................        104
     892    Southwestern Bell Telephone Co.,
              7.50%, 4/26/05.................        928
     500    Southwestern Bell Telephone Co.,
              5.95%, 10/15/07................        531
     500    Sprint Capital Corp., 6.00%,
              1/15/07........................        524

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
     279    TCI Communications, Inc., 8.65%,
              9/15/04........................        283
     100    TCI Communications, Inc., 7.25%,
              8/1/05.........................        105
     380    Vodafone AirTouch Plc (United
              Kingdom), 7.63%, 2/15/05 (b)...        393
                                               ---------
                                                   9,343
                                               ---------
Utilities (0.6%):
     540    Appalachian Power Co., Series E,
              4.80%, 6/15/05.................        551
     500    Constellation Energy Group,
              6.13%, 9/1/09..................        530
   2,600    Dominion Resources, Inc., 2.80%,
              2/15/05........................      2,609
     500    Hydro-Quebec, Series B, 6.94%,
              3/1/05.........................        515
   2,400    National Rural Utilities, 5.25%,
              7/15/04........................      2,403
     750    Ohio Valley Electric Co., 5.94%,
              2/12/06........................        785
      65    Quebec Province, 8.63%,
              1/19/05........................         67
                                               ---------
                                                   7,460
                                               ---------
Yankee & Eurodollar (0.4%):
   2,300    Banponce Corp., 6.75%,
              12/15/05.......................      2,426
   2,500    Mobil Oil Canada, 5.00%,
              12/21/04.......................      2,534
                                               ---------
                                                   4,960
                                               ---------
  Total Corporate Bonds                          314,033
                                               ---------
U.S. GOVERNMENT AGENCY MORTGAGES (12.2%):
Fannie Mae (6.9%):
       6    6.25%, 7/25/04, Series 93-80,
              Class D........................          6
       7    9.00%, 9/1/05, Pool #50340.......          8
       5    9.00%, 11/1/05, Pool #50361......          5
      19    8.50%, 4/1/06, Pool #116875......         20
      84    5.95%, 6/25/06, Series 93-204,
              Class VD.......................         85
     175    8.00%, 7/25/06, Series 91-72,
              Class G........................        182
       3    9.00%, 8/1/06, Pool #596150......          3
  12,866    7.42%, 9/1/06, Pool #73618.......     13,715
     114    8.50%, 9/25/06, Series 91-114,
              Class C........................        119
      37    8.00%, 10/1/06, Pool #50494......         38
      21    7.50%, 1/1/07, Pool #138666......         21
      32    7.50%, 1/1/07, Pool #50527.......         33

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     123    7.50%, 3/25/07, Series 92-18,
              Class HC.......................        128
     755    8.00%, 5/25/07, Series 92-68,
              Class M........................        790
     125    8.00%, 7/1/07, Pool #202008......        130
     136    8.00%, 7/1/07, Pool #202007......        142
      51    8.00%, 7/1/07, Pool #164123......         54
     105    8.00%, 7/1/07, Pool #202006......        109
      31    8.00%, 9/1/07, Pool #175626......         32
      76    0.00%, 10/25/07, Series 95-23,
              Class OB, PO...................         74
      40    7.00%, 11/1/07, Pool #251418.....         42
     281    6.50%, 12/25/07, Series 93-10,
              Class PH.......................        287
   1,668    7.50%, 1/1/08, Pool #639656......      1,741
      40    6.50%, 2/1/08, Pool #251628......         42
      60    7.50%, 3/1/08, Pool #207194......         64
      54    6.50%, 5/1/08, Pool #50370.......         57
     749    6.50%, 5/25/08, Series 93-71.....        781
   1,000    7.00%, 5/25/08, Series 93-68,
              Class PL.......................      1,062
     109    7.50%, 6/1/08, Pool #50786.......        116
     984    6.50%, 6/25/08, Series 93-78,
              Class H........................      1,028
     750    7.00%, 6/25/08, Series 93-101,
              Class PJ.......................        792
     209    6.25%, 7/25/08, Series 93-170,
              Class K........................        211
     253    6.50%, 8/1/08, Pool #251905......        268
   2,000    6.00%, 8/25/08, Series 93-154,
              Class H........................      2,085
   5,880    6.50%, 8/25/08, Series 93-129,
              Class H........................      6,148
     560    6.50%, 8/25/08, Series 93-134,
              Class H........................        594
   4,819    6.50%, 9/25/08, Series 95-13,
              Class D........................      5,040
      65    5.50%, 10/1/08, Pool #190082.....         67
      26    7.00%, 10/1/08, Pool #326591.....         28
      75    2.70%, 10/25/08, Series 93-196,
              Class FA*......................         75
     407    6.50%, 10/25/08, Series 95-13,
              Class K........................        423
      34    8.39%, 10/25/08, Series 93-192,
              Class SC, IF*..................         36
     530    5.50%, 12/1/08, Pool #261154.....        547
      25    13.24%, 12/25/08, Series 93-231,
              Class SB, IF*..................         28
       3    14.15%, 12/25/08, Series 93-233,
              Class SC, IF*..................          3
   1,147    5.50%, 1/1/09, Pool #190579......      1,184

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     119    6.00%, 1/1/09, Pool #269001......        125
      68    6.00%, 1/1/09, Pool #328962......         71
     164    8.00%, 1/1/09, Pool #149635......        175
      60    8.00%, 1/1/09, Pool #146934......         64
     289    6.25%, 1/25/09, Series 94-12,
              Class C........................        299
   4,239    6.50%, 1/25/09, Series 94-7,
              Class PG.......................      4,432
      80    6.50%, 2/1/09, Pool #50987.......         85
      43    8.00%, 2/1/09, Pool #146937......         46
      13    4.00%, 2/25/09, Series 97-67,
              Class GA.......................         13
      61    6.50%, 2/25/09, Series 94-20,
              Class Z........................         63
     192    8.00%, 3/1/09, Pool #146936......        204
     503    6.00%, 3/25/09, Series 94-33,
              Class H........................        524
     320    6.50%, 3/25/09, Series 94-32,
              Class Z........................        333
      33    6.50%, 4/1/09, Pool #249872......         35
      82    6.50%, 4/1/09, Pool #E00292......         87
      58    6.00%, 5/1/09, Series B, Class
              1..............................         59
     227    5.50%, 7/1/09, Pool #505932......        235
      41    7.50%, 8/1/09, Pool #250117......         44
      20    8.00%, 8/1/09, Pool #250104......         22
      37    7.50%, 8/15/09, Pool #100286.....         40
      40    6.00%, 9/1/09, Pool #303032......         42
      77    6.50%, 9/1/09, Pool #G10339......         81
   2,532    6.50%, 11/1/09, Pool #545105.....      2,681
      45    9.50%, 12/1/09, Pool #426815.....         47
      68    8.50%, 1/1/10, Pool #7...........         73
     119    7.50%, 2/1/10, Pool #330136......        125
     101    9.00%, 2/1/10, Pool #303133......        108
     156    8.00%, 5/1/10, Pool #328091......        164
     592    7.00%, 6/1/10, Pool #315928......        628
     206    8.50%, 6/1/10, Pool #174550......        219
     523    6.50%, 9/1/10, Pool #325479......        554
     491    6.50%, 10/1/10, Pool #250377.....        520
     251    7.50%, 10/1/10, Pool #350045.....        262
     285    7.00%, 11/1/10, Pool #250387.....        303
      39    7.00%, 12/1/10, Pool #303945.....         41
      55    7.50%, 12/1/10, Pool #313073.....         59
      56    7.50%, 1/1/11, Pool #123083......         59
     338    7.50%, 2/1/11, Pool #303755......        361
      91    6.50%, 3/1/11, Pool #E77173......         97
      55    6.00%, 5/1/11, Pool #345650......         58
      62    7.50%, 5/1/11, Pool #313001......         67
     206    6.00%, 8/1/11, Pool #403114......        216
     962    8.50%, 11/1/11, Pool #313650.....      1,037
     885    6.50%, 2/1/12, Pool #313301......        937

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 44

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     647    7.50%, 2/1/12, Pool #693747......        686
      52    7.00%, 3/1/12, Pool #313429......         55
      59    9.00%, 3/1/12, Pool #457218......         61
     859    7.50%, 3/18/12, Series 97-42,
              Class PB.......................        885
      24    6.50%, 7/18/12, Series 97-46,
              Class PN.......................         25
   1,628    7.00%, 7/25/12, Series 01-61,
              Class VA.......................      1,724
   1,626    5.50%, 11/25/12, Series 01-69,
              Class VA.......................      1,674
     153    6.00%, 2/1/13, Series 25, Class
              1..............................        158
     196    6.50%, 3/25/13, Series 93-140,
              Class H........................        200
   1,086    6.50%, 4/1/13, Pool #425396......      1,151
      77    6.50%, 4/25/13, Series 99-19,
              Class TD.......................         78
     142    6.00%, 6/1/13, Pool #426767......        149
      71    8.00%, 6/1/13, Pool #76380.......         75
   1,715    6.50%, 6/25/13, Series 94-1,
              Class K........................      1,764
     282    6.50%, 9/1/13, Pool #251982......        298
     222    7.50%, 11/1/13, Pool #190502.....        238
     500    6.00%, 11/25/13, Series 93-220,
              Class PJ.......................        527
     284    5.00%, 12/1/13, Pool #452265.....        286
      81    6.50%, 12/1/13, Pool #623537.....         86
     104    7.00%, 12/1/13, Pool #263366.....        111
      67    6.50%, 1/1/14, Pool #50848.......         71
     138    8.00%, 7/1/14, Pool #250109......        151
     241    6.00%, 8/1/14, Pool #623536......        252
     198    6.00%, 8/1/14, Pool #250109......        207
     125    7.00%, 3/1/15, Pool #535200......        133
   1,101    7.00%, 3/1/15, Pool #555187......      1,169
     127    7.00%, 6/1/15, Pool #623538......        134
     376    6.00%, 10/25/15, Series 01-7,
              Class PQ.......................        386
     186    8.00%, 11/1/15, Pool #535852.....        199
     116    8.00%, 11/1/15, Pool #250457.....        127
      45    7.00%, 4/1/16, Pool #342003......         47
      88    4.38%, 11/1/16, Pool #51729*.....         90
      39    8.00%, 12/25/16, Series G-22,
              Class ZT.......................         42
      48    6.50%, 3/1/17, Pool #313490......         51
      36    8.00%, 5/1/17, Pool #269331......         39
     396    6.00%, 7/1/17, Pool #659716......        406
      87    5.55%, 8/1/17, Pool #105093*.....         90
     267    6.50%, 9/1/17, Pool #379129......        280
     159    6.00%, 3/1/18, Pool #251740......        164
      64    9.25%, 4/25/18, Series 88-7,
              Class Z........................         69

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      90    9.30%, 5/25/18, Series 88-13,
              Class C........................        100
     173    6.00%, 6/1/18, Pool #251818......        179
      73    9.00%, 6/25/18, Series 88-15,
              Class A........................         80
      97    9.50%, 6/25/18, Series 88-16,
              Class B........................        105
     108    6.50%, 10/1/18, Pool #252023.....        113
      80    6.00%, 11/1/18, Pool #252103.....         82
     116    3.10%, 1/1/19, Pool #70226*......        118
      53    8.80%, 1/25/19, Series 89-2,
              Class D........................         58
     237    6.50%, 2/1/19, Pool #252210......        248
     271    2.98%, 3/1/19, Pool #116612*.....        276
     129    6.50%, 3/1/19, Pool #252348......        135
   1,163    6.50%, 4/1/19, Pool #252386......      1,219
     187    6.90%, 6/25/19, Series 89-27,
              Class Y........................        195
     192    6.00%, 7/1/19, Pool #252575......        199
      44    5.15%, 8/1/19, Pool #111366*.....         44
      45    8.40%, 8/25/19, Series 89-54,
              Class E........................         49
      43    7.00%, 9/25/19, Series 89-66,
              Class J........................         46
      36    8.00%, 10/25/19, Series 89-70,
              Class G........................         39
     891    9.35%, 10/25/19, Series 89-72,
              Class E........................        992
     100    9.00%, 11/25/19, Series 89-89,
              Class H........................        109
      58    9.00%, 12/25/19, Series 89-96,
              Class H........................         65
      69    8.50%, 1/25/20, Series 90-97,
              Class B........................         75
      52    4.50%, 2/25/20, Series 90-12,
              Class G........................         53
   1,269    9.75%, 2/25/20, Series 90-19,
              Class G........................      1,414
   1,205    0.00%, 3/1/20, Series 108, Class
              5, PO..........................      1,099
     162    7.00%, 5/25/20, Series 90-58,
              Class 4........................        172
     192    7.00%, 6/25/20, Series 90-61,
              Class H........................        203
      31    7.00%, 9/25/20, Series 90-109,
              Class J........................         32
      89    8.50%, 9/25/20, Series 90-106,
              Class J........................         98

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     137    8.75%, 9/25/20, Series 90-111,
              Class Z........................        146
      57    7.00%, 10/25/20, Series 90-123,
              Class G........................         60
      47    8.95%, 10/25/20, Series 90-117,
              Class E........................         52
      59    7.00%, 11/25/20, Series 90-132,
              Class Z........................         63
   1,962    9.00%, 12/25/20, Series 90-137,
              Class X........................      2,202
      19    7.00%, 5/25/21, Series 91-53,
              Class J........................         20
      73    8.50%, 5/25/21, Series G-11,
              Class Z........................         81
     208    7.00%, 9/25/21, Series 93-250,
              Class BZ.......................        208
     227    9.00%, 9/25/21, Series 91-130,
              Class C........................        250
     111    7.50%, 10/25/21, Series G-41,
              Class PT.......................        118
   1,169    8.50%, 4/25/22, Series 92-81,
              Class ZB.......................      1,255
      20    0.00%, 5/25/22, Series 92-96,
              Class B, PO....................         18
      72    7.00%, 7/25/22, Series G92-40,
              Class ZC.......................         76
     141    7.50%, 7/25/22, Series G92-35,
              Class E........................        151
     732    8.00%, 7/25/22, Series G92-44,
              Class ZQ.......................        791
   1,626    7.50%, 8/25/22, Series 92-138,
              Class G........................      1,690
     151    7.50%, 9/25/22, Series G92-54,
              Class ZQ.......................        162
       7    8.00%, 2/1/23, Pool #364544......          7
      14    9.00%, 2/1/23, Series 268, Class
              2, IO..........................          3
     142    6.50%, 2/25/23, Series 93-122,
              Class C........................        142
      61    6.50%, 6/25/23, Series 94-41,
              Class PJ.......................         63
     262    0.00%, 9/25/23, Series 93-125,
              Class G, PO....................        218
      22    0.00%, 9/25/23, Series G93-37,
              Class D, PO....................         22
      35    11.47%, 9/25/23, Series 93-165,
              Class SN, IF*..................         37
      33    0.00%, 11/25/23, Series 93-225,
              Class MC, PO...................         31
   2,530    6.90%, 11/25/23, Series 94-62,
              Class..........................      2,651

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      98    10.00%, 2/1/24, Pool #479469.....        110
      27    9.00%, 4/25/25, Series 95-W3,
              Class A........................         30
      28    7.51%, 5/1/25, Pool #326088......         28
      76    7.00%, 2/18/27, Series 97-55,
              Class B........................         81
     100    8.50%, 3/1/27, Pool #415460......        110
     206    3.35%, 6/1/27, Pool #409902......        211
     509    0.00%, 3/25/28, Series 01-4,
              Class EP, PO...................        495
     237    9.50%, 7/1/28, Pool #457268......        269
     656    9.00%, 2/1/31, Pool #573753......        720
                                               ---------
                                                  88,644
                                               ---------
Freddie Mac (4.5%):
      15    9.00%, 12/1/05, Gold Pool
              #E00005........................         15
      72    8.50%, 1/1/06, Gold Pool
              #G10003........................         74
      13    9.00%, 1/1/06, Gold Pool
              #E00012........................         14
      76    8.00%, 7/15/06, Series 1114,
              Class E........................         76
      58    8.25%, 8/1/06, Pool #25570.......         60
      44    5.50%, 9/1/06, Gold Pool
              #G40394........................         45
      36    8.00%, 10/1/06, Gold Pool
              #E00052........................         37
      58    7.50%, 11/15/06, Series 1170,
              Class H........................         58
      32    7.50%, 12/1/06, Gold Pool
              #E00070........................         33
     163    7.50%, 2/15/07, Series 1204,
              Class H........................        163
     167    7.00%, 3/1/07, Gold Pool
              #E34594........................        174
     397    7.00%, 3/15/07, Series 1211,
              Class L........................        403
      67    7.00%, 3/15/07, Series 1679,
              Class A........................         67
     124    7.00%, 4/1/07, Gold Pool
              #E00087........................        129
     152    7.50%, 4/1/07, Gold Pool
              #E00084........................        158
     639    8.00%, 6/1/07, Pool #260908......        664
   1,966    8.00%, 7/15/07, Series 1314,
              Class L........................      2,006
      66    7.50%, 8/1/07, Gold Pool
              #E00122........................         69
      52    0.00%, 8/15/07, Series 1338,
              Class Q, PO....................         51

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 46

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     153    12.56%, 10/15/07, Series 1386,
              Class E, IF*...................        163
     248    15.16%, 10/15/07, Series 1389,
              Class PS, IF*..................        269
     191    7.50%, 11/1/07, Gold Pool
              #E00165........................        200
      46    7.50%, 11/1/07, Gold Pool
              #B70022........................         48
     207    2.62%, 11/15/07, Series 1417,
              Class FA*......................        207
      85    8.50%, 12/1/07, Pool #160034.....         90
   1,800    7.00%, 12/15/07, Series 1445,
              Class L........................      1,854
     297    7.50%, 1/1/08, Gold Pool
              #E43606........................        312
      79    8.50%, 1/1/08, Pool #160037......         85
     129    8.50%, 2/1/08, Pool #10133.......        130
      15    8.25%, 3/1/08, Pool #183500......         17
      96    6.00%, 4/15/08, Series 1601,
              Class PH.......................         97
      21    7.50%, 5/1/08, Pool #184286......         22
   1,723    6.50%, 5/15/08, Series 1539,
              Class PI.......................      1,777
      27    8.61%, 5/15/08, Series 1515,
              Class SA, IF*..................         28
      73    6.00%, 7/1/08, Gold Pool
              #E00227........................         77
     377    7.50%, 7/1/08, Gold Pool
              #G10126........................        390
     804    14.25%, 7/15/08, Series 1550,
              Class SC, IF*..................        878
     629    6.00%, 8/15/08, Series 1565,
              Class G........................        654
      62    16.13%, 8/15/08, Series 1575,
              Class SA, IF*..................         68
      71    8.00%, 9/1/08, Pool #181387......         75
     112    6.50%, 9/15/08, Series 1580,
              Class P........................        117
      77    6.50%, 9/15/08, Series 1587,
              Class H........................         78
      70    6.50%, 10/1/08, Gold Pool
              #E00242........................         74
     331    6.50%, 10/15/08, Series 1655,
              Class HB.......................        338
   1,221    6.00%, 11/15/08, Series 1606,
              Class H........................      1,268
     600    6.00%, 11/15/08, Series 1612,
              Class PH.......................        627
      61    12.82%, 11/15/08, Series 1604,
              Class MB, IF*..................         67

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
      54    13.47%, 11/15/08, Series 1612,
              Class SD, IF*..................         60
      48    7.00%, 12/1/08, Gold Pool
              #G10569........................         50
     254    7.00%, 12/1/08, Gold Pool
              #E20065........................        270
   1,031    8.00%, 12/1/08, Pool #256638.....      1,097
   1,200    6.00%, 12/15/08, Series 1626,
              Class PT.......................      1,254
     289    6.00%, 12/15/08, Series 1693,
              Class H........................        297
      64    13.15%, 12/15/08, Series 1625,
              Class SG, IF*..................         70
     103    5.50%, 1/1/09, Gold Pool
              #E55220........................        107
     102    8.00%, 1/1/09, Pool #181290......        107
     128    6.75%, 1/15/09, Series 1659,
              Class TZ.......................        134
      44    6.00%, 3/15/09, Series 1693,
              Class Z........................         44
     917    6.50%, 3/15/09, Series 1701,
              Class PH.......................        962
   1,330    8.75%, 5/1/09, Pool #555528......      1,414
      29    6.50%, 6/1/09, Gold Pool
              #E58931........................         31
     659    6.25%, 7/1/09, Gold Pool
              #E60034........................        684
     229    8.00%, 7/1/09, Pool #555130......        242
      39    6.00%, 8/1/09, Gold Pool
              #E60668........................         40
     397    7.50%, 8/1/09, Gold Pool
              #G10740........................        422
     122    8.25%, 8/1/09, Pool #182010......        132
     892    8.00%, 9/1/09, Pool #272191......        928
     290    8.00%, 9/1/09, Gold Pool
              #G10263........................        309
      77    9.00%, 9/1/09, Pool #181769......         83
      23    7.00%, 10/1/09, Pool #78855......         24
      28    8.50%, 11/1/09, Pool #181328.....         31
      56    9.00%, 11/1/09, Pool #531725.....         57
     191    8.00%, 1/1/10, Gold Pool
              #E00355........................        203
     562    8.00%, 2/1/10, Gold Pool
              #G10328........................        599
      82    8.00%, 4/1/10, Gold Pool
              #E00371........................         87
     870    8.50%, 5/1/10, Pool #E82420......        910
     549    8.00%, 6/1/10, Pool #282786......        579
     100    8.50%, 7/1/10, Pool #181312......        109
     372    7.50%, 9/1/10, Gold Pool
              #E62448........................        395

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     721    7.00%, 10/1/10, Gold Pool
              #E61709........................        766
      62    7.50%, 11/1/10, Pool #E00402.....         66
     453    8.00%, 12/1/10, Pool #555014.....        472
     150    8.00%, 12/1/10, Pool #E62302.....        161
     166    8.25%, 1/1/11, Pool #251419......        176
     134    8.50%, 1/1/11, Pool #290543......        140
      83    6.50%, 2/1/11, Gold Pool
              #E62968........................         88
      91    6.50%, 4/15/11, Series 1838,
              Class H........................         95
      76    6.50%, 5/1/11, Gold Pool
              #E66451........................         80
   1,295    7.00%, 5/1/11, Gold Pool
              #E20241........................      1,375
      35    7.50%, 5/1/11, Pool #10579.......         37
     185    8.75%, 5/1/11, Pool #555068......        190
     145    6.00%, 6/1/11, Gold Pool
              #B50257........................        152
      66    7.50%, 6/1/11, Pool #E20246......         70
      60    7.50%, 8/1/11, Gold Pool
              #E00445........................         64
      32    7.50%, 11/1/11, Gold Pool
              #E00458........................         34
     232    7.00%, 1/1/12, Gold Pool
              #E00466........................        246
      15    8.00%, 1/1/12, Gold Pool
              #G10652........................         16
       2    6.00%, 4/15/12, Series 2100,
              Class GA.......................          2
     806    6.50%, 6/15/12, Series 2353,
              Class VA.......................        841
     500    7.00%, 4/15/13, Series 1702,
              Class TJ.......................        534
     615    8.00%, 6/1/13, Pool #555134......        629
      28    6.50%, 7/1/13, Gold Pool
              #A01209........................         29
     259    2.08%, 12/15/13, Series 1641,
              Class FA.......................        264
   3,059    6.00%, 12/15/13, Series 1688-J...      3,173
     123    7.00%, 3/1/14, Gold Pool
              #G30209........................        131
     271    8.00%, 6/1/14, Pool #548775......        287
     840    6.50%, 7/1/14, Gold Pool
              #E77962........................        888
     336    5.50%, 7/15/14, Series 2497,
              Class GD.......................        340
     772    5.50%, 5/15/15, Series 2497,
              Class UG.......................        782
     182    8.50%, 11/1/15, Gold Pool
              #D06775........................        188

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     149    5.50%, 11/15/15, Series 2496,
              Class B........................        151
      57    7.50%, 10/1/16, Pool #G30055.....         62
     168    7.50%, 7/1/17, Gold Pool
              #C90179........................        181
     177    8.25%, 8/1/17, Pool #555147......        192
     133    6.00%, 5/1/18, Pool #323129......        138
   1,745    7.50%, 7/1/18, Pool #30158.......      1,888
     142    6.50%, 8/1/18, Gold Pool
              #C90227........................        149
   2,741    7.50%, 8/15/18, Series 2780,
              Class YP.......................      2,991
      76    8.00%, 12/1/18, Pool #306622.....         83
     170    6.00%, 1/1/19, Gold Pool
              #C90246........................        176
     123    6.50%, 2/1/19, Gold Pool
              #G3145.........................        129
     103    9.30%, 3/15/19, Series 2, Class
              Z..............................        114
     734    8.00%, 5/1/19, Pool #555045......        751
      93    6.50%, 6/1/19, Pool #D93630......         98
      21    6.50%, 7/1/19, Gold Pool
              #D93769........................         22
     131    9.90%, 10/15/19, Series 17, Class
              I..............................        132
     110    10.00%, 10/15/19, Series 16,
              Class D........................        110
      30    8.50%, 11/1/19, Pool #141856.....         33
      56    9.25%, 11/15/19, Series 12, Class
              A..............................         56
     102    9.50%, 2/15/20, Series 1559,
              Class VF.......................        103
     205    9.60%, 4/15/20, Series 23, Class
              F..............................        205
      49    9.00%, 10/15/20, Series 1807,
              Class G........................         52
      28    8.13%, 11/15/20, Series 81, Class
              A..............................         28
      81    8.60%, 1/15/21, Series 85, Class
              C..............................         82
     100    9.50%, 1/15/21, Series 99, Class
              Z..............................        100
       0    1066.21%, 2/15/21, Series 1045,
              Class G, HB*...................          0
      82    6.50%, 3/15/21, Series 1056,
              Class KZ.......................         82
      31    7.00%, 3/15/21, Series 1053,
              Class G........................         31
      37    8.50%, 5/15/21, Series 1074,
              Class H........................         37

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 48

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     118    9.00%, 5/15/21, Series 1082,
              Class C........................        118
      50    8.50%, 6/15/21, Series 1087,
              Class I........................         51
     142    8.25%, 8/15/21, Series 1125,
              Class Z........................        142
      15    4.50%, 9/15/21, Series 159, Class
              H..............................         15
      25    6.50%, 10/15/21, Series 189,
              Class D........................         25
     150    7.00%, 10/15/21, Series 1142,
              Class IA.......................        151
     120    6.50%, 11/15/21, Series 1173,
              Class E........................        122
      23    7.00%, 11/15/21, Series 1169,
              Class G........................         23
     513    6.25%, 4/15/22, Series 1610,
              Class PM.......................        522
     240    8.00%, 8/15/22, Series 1343,
              Class LA.......................        253
      83    2.37%, 11/15/22, Series 1424,
              Class F*.......................         83
     500    6.00%, 11/15/22, Series 1673,
              Class H........................        519
     130    6.25%, 11/15/22, Series 1614,
              Class J........................        131
   1,355    7.50%, 3/15/23, Series 1480,
              Class LZ.......................      1,440
   2,133    8.00%, 4/25/24, Series 31, Class
              Z..............................      2,378
     842    8.50%, 9/15/24, Series 1754,
              Class Z........................        910
   1,699    8.50%, 4/15/25, Series 1779,
              Class Z........................      1,789
      39    3.18%, 9/1/25, Pool #846171*.....         40
      19    3.85%, 10/1/25, Pool #325081*....         20
     903    7.50%, 9/20/26, Series 56, Class
              Z..............................        962
     534    3.39%, 1/1/27, Pool #611141*.....        550
      33    6.30%, 1/1/27, Pool #786211*.....         34
      13    3.36%, 10/1/27, Pool #374732*....         14
     637    3.42%, 12/1/27, Pool #846774*....        655

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     695    7.49%, 9/25/29, Series T-20,
              Class A6.......................        729
                                               ---------
                                                  58,205
                                               ---------
Government National Mortgage Assoc. (0.8%):
       0    8.00%, 6/15/05, Pool #28827......          0
       5    9.00%, 10/15/05, Pool #292589....          6
       1    8.00%, 7/15/06, Pool #307231.....          1
       3    8.00%, 9/15/06, Pool #311301.....          3
      32    9.00%, 9/15/06, Pool #780270.....         33
      18    8.00%, 10/15/06, Pool #316915....         19
       3    8.00%, 11/15/06, Pool #315078....          3
      16    8.00%, 11/15/06, Pool #312210....         16
       6    8.00%, 11/15/06, Pool #316671....          6
       2    8.00%, 11/15/06, Pool #313528....          3
       6    8.00%, 11/15/06, Pool #311131....          7
      20    8.00%, 12/15/06, Pool #311384....         20
      34    8.00%, 2/15/07, Pool #316086.....         35
      66    7.00%, 3/15/07, Pool #318474.....         69
      11    8.00%, 3/15/07, Pool #318825.....         12
      14    8.00%, 3/15/07, Pool #178684.....         14
      13    8.00%, 4/15/07, Pool #316441.....         13
      14    8.00%, 10/15/07, Pool #018954....         14
       9    8.00%, 10/15/07, Pool #020981....         10
       5    8.00%, 12/15/07, Pool #020290....          6
      23    8.00%, 12/15/07, Pool #019083....         24
      10    9.00%, 1/15/08, Pool #780182.....         10
     186    6.50%, 7/15/08, Pool #364282.....        197
      34    6.50%, 7/20/08, Pool #1287.......         36
     180    6.50%, 12/15/08, Pool #364290....        191
      60    7.00%, 1/15/09, Pool #372773.....         64
     843    6.50%, 7/15/09, Pool #780316.....        896
     112    8.00%, 9/15/09, Pool #400089.....        118
     465    9.00%, 9/15/09, Pool #780072.....        503
     102    9.00%, 3/15/10, Pool #780457.....        110
     113    6.00%, 4/15/14, Pool #499262.....        118
   2,383    6.00%, 12/20/14, Series 02-71,
              Class VJ.......................      2,440
      35    4.63%, 11/20/15, Pool #8080*.....         35
      26    3.38%, 1/20/16, Pool #8092*......         26
      14    4.00%, 3/20/16, Pool #8110*......         14
      39    4.75%, 8/20/16, Pool #8150*......         39

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
      38    4.38%, 5/20/17, Pool #8224*......         38
      42    4.75%, 9/20/17, Pool #8263*......         42
      21    4.63%, 10/20/17, Pool #8276*.....         21
      32    4.63%, 12/20/17, Pool #8296*.....         32
      33    4.63%, 12/20/17, Pool #8293*.....         34
      30    4.38%, 4/20/18, Pool #8342*......         30
      51    4.75%, 8/20/18, Pool #8393*......         51
     203    12.00%, 11/15/19, Pool #780149...        232
     229    4.38%, 5/20/20, Pool #8642*......        229
     104    9.50%, 7/15/20, Pool #293363.....        118
      56    4.38%, 5/20/21, Pool #8785*......         56
      16    5.25%, 8/20/21, Pool #8823*......         16
      60    3.38%, 3/20/22, Pool #8938*......         60
     180    9.50%, 3/15/23, Pool #780010.....        203
      34    9.00%, 9/15/24, Pool #403964.....         38
     181    9.50%, 12/15/24, Pool #780831....        205
      90    8.50%, 3/20/25, Pool #1974.......         99
      97    8.50%, 4/15/25, Pool #780010.....        107
     158    8.50%, 4/20/25, Pool #1989.......        175
     465    4.63%, 11/20/25, Pool #8746*.....        470
   1,694    9.50%, 12/15/25, Pool #780965....      1,917
     224    3.38%, 1/20/26, Pool #8790*......        224
     190    8.00%, 9/20/26, Pool #2285.......        209
      11    9.00%, 10/15/26, Pool #423946....         12
      29    3.38%, 1/20/27, Pool #80033*.....         29
      22    3.38%, 3/20/27, Pool #80053*.....         22
     632    7.50%, 9/20/27, Series 97-12,
              Class D........................        657
      58    8.00%, 10/20/27, Pool #2499......         63
      19    8.00%, 12/20/27, Pool #2525......         21
      15    3.38%, 1/20/28, Pool #80152*.....         15
      74    8.00%, 6/15/28, Pool #444095.....         82
     137    7.50%, 9/20/28, Pool #2646.......        148
                                               ---------
                                                  10,766
                                               ---------
  Total U.S. Government Agency Mortgages         157,615
                                               ---------
U.S. GOVERNMENT AGENCY SECURITIES (22.4%):
Fannie Mae (12.9%):
  10,000    7.13%, 2/15/05...................     10,327
  25,000    7.00%, 7/15/05...................     26,210
  17,000    5.50%, 2/15/06...................     17,743
   2,992    2.50%, 5/12/06...................      2,970
  30,000    2.50%, 6/15/06...................     29,727
  60,000    3.13%, 7/15/06...................     60,107
     180    2.28%, 1/16/07...................        176
  20,000    2.38%, 2/15/07...................     19,480
                                               ---------
                                                 166,740
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Federal Farm Credit Bank (0.0%):
     225    5.79%, 3/15/06...................        236
                                               ---------
Federal Home Loan Bank (5.2%):
     800    7.99%, 1/19/05...................        827
   3,000    2.38%, 2/15/06...................      2,982
     125    6.32%, 2/21/06, Series KK06......        132
  20,000    2.75%, 5/15/06...................     19,940
  30,000    3.00%, 5/15/06...................     30,046
  14,000    2.88%, 9/15/06...................     13,946
     100    6.03%, 1/30/08, Series AJ08......        108
                                               ---------
                                                  67,981
                                               ---------
Freddie Mac (4.3%):
   5,000    3.88%, 2/15/05...................      5,064
   5,000    4.25%, 6/15/05...................      5,098
  20,000    5.50%, 7/15/06...................     20,940
  25,000    2.88%, 5/15/07...................     24,637
                                               ---------
                                                  55,739
                                               ---------
  Total U.S. Government Agency Securities        290,696
                                               ---------
U.S. TREASURY OBLIGATIONS (31.6%):
U.S. Treasury Bonds (1.8%):
  15,000    4.63%, 5/15/06...................     15,536
   7,000    6.63%, 5/15/07...................      7,667
                                               ---------
                                                  23,203
                                               ---------
U.S. Treasury Inflation Protected Bonds (0.7%):
   2,000    3.38%, 1/15/07...................      2,543
   1,000    3.63%, 1/15/08...................      1,272
   3,000    3.88%, 1/15/09...................      3,835
     850    4.25%, 1/15/10...................      1,087
                                               ---------
                                                   8,737
                                               ---------
U.S. Treasury Notes (28.5%):
   5,000    6.75%, 5/15/05...................      5,204
   5,500    1.25%, 5/31/05...................      5,463
  10,000    1.63%, 10/31/05..................      9,914
  20,000    5.75%, 11/15/05..................     20,918
  17,000    5.88%, 11/15/05..................     17,810
  10,000    1.88%, 11/30/05..................      9,934
   7,000    1.88%, 1/31/06...................      6,935
  15,000    1.63%, 2/28/06...................     14,785
  15,000    1.50%, 3/31/06...................     14,732
 113,000    6.88%, 5/15/06...................    121,679
  33,000    7.00%, 7/15/06...................     35,765
  22,785    6.50%, 10/15/06..................     24,603
  53,000    4.38%, 5/15/07...................     54,797
  20,000    3.25%, 8/15/08...................     19,759

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 50

ONE GROUP SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Notes, continued:
   5,800    10.38%, 11/15/09.................      5,988
                                               ---------
                                                 368,286
                                               ---------
U.S. Treasury STRIPS (0.6%):
   7,890    8/15/05..........................      7,701
                                               ---------
  Total U.S. Treasury Obligations                407,927
                                               ---------
INVESTMENT COMPANIES (0.0%):
       0    One Group Government Money Market
              Fund, Class I (d)..............          0
                                               ---------
  Total Investment Companies                           0
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (28.2%):
 366,058    Pool of various securities for
              One Group Bond
              Funds -- footnote 2 (Securities
              Lending).......................    366,058
                                               ---------
  Total Short-Term Securities Held as
  Collateral   for Securities Lending            366,058
                                               ---------
Total (Cost $1,640,864) (a)                    1,646,557
                                               =========

------------
Percentages indicated are based on net assets of $1,295,796.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $12,165
                   Unrealized depreciation......................   (6,472)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 5,693
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(c) Defaulted security.

(d) Investment in affiliate.

Amounts shown as 0 rounded to less than 1,000.

* The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect as of June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 ASSET BACKED SECURITIES (2.8%):
   1,297    Advanta Mortgage Loan Trust,
              Series 98-1, Class A5, 6.60%,
              3/25/28........................      1,296
   2,000    Americredit Automobile
              Receivables Trust, Series 01-D,
              Class A4, 4.41%, 11/12/08......      2,034
   3,000    Americredit Automobile
              Receivables Trust, Series 02-A,
              Class A4, 4.61%, 1/12/09.......      3,064
   2,000    Americredit Automobile
              Receivables Trust, Series 02-D,
              Class A4, 3.40%, 4/13/09.......      2,009
   1,000    Americredit Automobile
              Receivables Trust, Series
              03-BX, Class A4A, 2.72%,
              1/6/10.........................        989
   1,260    Capital One Auto Finance Trust,
              Series 01-A, Class A4, 5.40%,
              5/15/08........................      1,289
   1,000    Capital One Master Trust, Series
              01-5, Class A, 5.30%,
              6/15/09........................      1,043
   1,280    Chase Funding Loan Acquisition
              Trust, Series 02-C1, Class IA5,
              6.86%, 1/25/32.................      1,292
   4,250    Citibank Credit Card Issuance
              Trust, Series 02-C2, Class C2,
              6.95%, 2/18/14.................      4,620
   1,665    CNH Equipment Trust, Series 03-B,
              Class A4B, 3.38%, 2/15/11......      1,654
   4,300    Conseco Finance, Series 01-B,
              Class 1M1, 7.27%, 6/15/32......      4,469
   1,319    GE Capital Mortgage Services,
              Inc., Series 99-HE1, Class M,
              6.71%, 4/25/29.................      1,319
     265    Green Tree Recreational,
              Equipment & Consulting, Series
              97-D, Class A1HE, 6.90%,
              3/15/29........................        266
     544    Household Automotive Trust,
              Series 00-1, Class A4, 7.48%,
              12/18/06.......................        546
   2,000    MBNA Master Credit Card Trust,
              Series 00-D, Class C, 8.40%,
              9/15/09 (b)....................      2,234
   2,200    MBNA Master Credit Card Trust,
              Series 99-J, Class C, 7.85%,
              2/15/12 (b)....................      2,507
   1,250    MBNA Master Credit Card Trust,
              Series 03-C1, Class C, 2.94%,
              6/15/12........................      1,328
   3,000    MBNA Master Credit Card Trust,
              Series 02-C1, Class C1, 6.80%,
              7/15/14........................      3,239

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
     267    Merrill Lynch, Inc., Series
              144-S, 7.43%, 7/25/24..........        270
   2,000    Onyx Acceptance Auto Trust,
              Series 02-C, Class A4, 4.07%,
              4/15/09........................      2,032
   2,214    Residential Asset Mortgage
              Products, Inc., Series 01-RS3,
              Class AI4, 6.29%, 10/25/31.....      2,250
      15    Textron Financial Corp.,
              Receivables Trust, Series 00-C,
              Class A2, 6.40%, 6/15/11 (b)...         16
   4,250    Textron Financial Corp.,
              Receivables Trust, Series 00-C,
              Class A3, 6.61%, 2/15/15 (b)...      4,311
     750    Union Acceptance Corp., Series
              00-D, Class B, 8.25%, 7/8/08...        773
   1,250    WFS Financial Owner Trust, Series
              03-1, Class A3, 2.03%,
              8/20/07........................      1,250
   1,000    WFS Financial Owner Trust, Series
              03-2, Class A3, 1.76%,
              1/21/08........................        995
   1,370    WFS Financial Owner Trust, Series
              04-1, Class A3, 2.19%,
              6/20/08........................      1,352
   2,250    WFS Financial Owner Trust, Series
              02-1, Class A4A, 4.87%,
              9/20/09........................      2,306
   2,000    WFS Financial Owner Trust, Series
              02-2, Class A4, 4.50%,
              2/20/10........................      2,044
   2,000    WFS Financial Owner Trust, Series
              03-2, Class A4, 2.41%,
              12/20/10.......................      1,963
   2,455    WFS Financial Owner Trust, Series
              03-4, Class A4, 3.15%,
              5/20/11........................      2,431
                                               ---------
  Total Asset Backed Securities                   57,191
                                               ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (5.7%):
Financial Services (5.7%):
   2,000    American Express Credit Account
              Master Trust, Series 04-3,
              Class A, 4.35%, 12/15/11.......      2,002
     630    Bank of America Mortgage
              Securities Trust, Series 03-8,
              Class A, 0.00%, 11/25/33, PO...        450
     718    Bank of America Mortgage
              Securities Trust, Series 03-11,
              Class PO, 0.00%, 1/25/34, PO...        453

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 52

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
     293    BHN Mortgage Fund, Series 97-1,
              Class A2, 0.00%,
              7/25/09 (b) (c) (e)............         15
     112    Citicorp Mortgage Securities,
              Inc., Series 95-2, Class A7,
              7.50%, 4/25/25.................        112
   3,460    Citigroup Mortgage Loan Trust,
              Inc., 5.50%, 12/25/18..........      3,459
   3,232    Citigroup Mortgage Loan Trust,
              Inc., 7.00%, 9/25/33...........      3,333
   1,501    Countrywide Alternative Loan
              Trust, Series 01-6, Class 2A4,
              7.00%, 7/25/31.................      1,500
   1,500    Countrywide Alternative Loan
              Trust, Series 01-10, Class A5,
              6.75%, 12/25/31................      1,570
   3,153    Countrywide Alternative Loan
              Trust, Series 02-2, Class A12,
              6.75%, 4/25/32.................      3,155
   6,000    Countrywide Alternative Loan
              Trust, Series 02-8, Class A4,
              6.50%, 7/25/32.................      6,130
   3,081    Countrywide Home Loans, Series
              03-J7, Class 4A3, 8.36%,
              8/25/18, IF*...................      2,943
   6,642    Countrywide Home Loans, Series
              03-26, Class 1A6, 3.50%,
              8/25/33........................      6,593
     959    Countrywide Home Loans, Series
              03-J13, Class PO, 0.00%,
              1/25/34, PO....................        654
     447    CS First Boston Mortgage
              Securities Corp., Series 97-2,
              Class A, 7.50%, 6/25/20 (b)....        453
   1,128    Deutsche Mortgage Securities,
              Inc., Series 04-1, Class 2APO,
              0.00%, 10/25/18, PO............        864
   2,144    Federal National Mortgage
              Association, Series 04-14,
              Class CD, 7.43%, 3/25/34, PO...      1,348
     754    Impac Secured Assets Common Owner
              Trust, Series 00-1, Class A8,
              8.15%, 4/25/30.................        753
     662    JP Morgan Commercial Mortgage
              Finance Corp., Series 96-C2,
              Class B, 6.80%, 11/25/27.......        675
   2,000    JP Morgan Commercial Mortgage
              Finance Corp., Series 97-C4,
              Class B, 7.53%, 12/26/28.......      2,158

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
   2,265    Master Asset Securitization
              Trust, Series 02-3, Class 2A16,
              6.50%, 7/25/32.................      2,264
   1,545    Master Asset Securitization
              Trust, Series 02-4, Class A19,
              6.50%, 8/25/32.................      1,545
   5,000    Merrill Lynch Mortgage Investors,
              Inc., Series 97-C2, Class A2,
              6.54%, 12/10/29................      5,350
       0    Morgan Stanley Mortgage Trust,
              Series 35, Class 2, 3886.00%,
              4/20/21, HB, IF*...............         48
       0    Morgan Stanley Mortgage Trust,
              Series 37, Class 2, 3886.76%,
              7/20/21, HB, IF*...............         38
      47    Morgan Stanley Mortgage Trust,
              Series 39, Class 3, 0.00%,
              12/20/21, PO...................         46
   1,333    Mortgage Capital Funding, Inc.,
              Series 96-MC2, Class A3, 7.01%,
              9/20/06........................      1,398
     583    Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A5, 7.00%,
              4/25/33........................        588
   2,243    Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A1, 5.50%,
              5/25/33........................      2,304
   3,019    Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A2, 6.00%,
              5/25/33........................      3,109
     850    Norwest Integrated Structured
              Assets, Inc., Series 00-1,
              Class 1A4, 7.50%, 3/25/30......        855
       3    Paine Webber CMO Trust, Series H,
              Class 4, 8.75%, 4/1/18.........          3
   8,434    Residential Accredit Loans, Inc.,
              Series 02-QS8, Class A5, 6.25%,
              6/25/17........................      8,696
   3,019    Residential Accredit Loans, Inc.,
              Series 02-QS16, Class A3,
              14.32%, 10/25/17, IF*..........      3,289
   3,944    Residential Accredit Loans, Inc.,
              Series 03-QS3, Class A8, 6.50%,
              2/25/18, IO, IF*...............        394
   3,183    Residential Accredit Loans, Inc.,
              Series 03-QS3, Class A2,
              14.08%, 2/25/18, IF*...........      3,407
  12,337    Residential Accredit Loans, Inc.,
              Series 03-QS9, Class A3, 6.45%,
              5/25/18, IO, IF*...............      1,515

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
     365    Residential Accredit Loans, Inc.,
              Series 96-QS3, Class AI-11,
              7.75%, 6/25/26.................        365
     433    Residential Accredit Loans, Inc.,
              Series 00-QS14, Class A4,
              7.75%, 12/25/30................        432
     815    Residential Accredit Loans, Inc.,
              Series 02-QS6, Class A10,
              6.50%, 5/25/32.................        819
     336    Residential Asset Securitization
              Trust, Series 00-A7, Class A3,
              8.00%, 11/25/30................        336
   1,000    Residential Funding Mortgage
              Securities I, Series 03-S12,
              Class 4A5, 4.50%, 12/25/32.....        987
     514    Residential Funding Mortgage
              Securities I, Inc., Series
              94-S8, Class A6, 6.00%,
              3/25/09........................        514
   4,686    Residential Funding Mortgage
              Securities I, Inc., Series
              03-S7, Class A17, 4.00%,
              5/25/33........................      4,667
      75    Rural Housing Trust, Series 87-1,
              Class 3B, 7.33%, 4/1/26........         75
     737    Salomon Brothers Mortgage
              Securities Trust VII, Series
              03-UP2, Class P01, 0.00%,
              12/25/18, PO...................        626
     593    Structured Asset Securities
              Corp., Series 01-1, Class 1A8,
              6.85%, 2/25/31.................        594
     663    Structured Mortgage Asset
              Residential Trust, Series
              93-2A, Class AE, 7.60%,
              3/25/09........................        689
   4,000    The Equitable Life Assurance
              Society of the US, Series 174,
              Class A1, 7.24%, 5/15/06 (b)...      4,264
   4,451    Vendee Mortgage Trust, Series
              94-1, Class 1, 5.63%,
              2/15/24........................      4,492
   5,257    Vendee Mortgage Trust, Series
              96-1, Class 1Z, 6.75%,
              2/15/26........................      5,444
   1,885    Vendee Mortgage Trust, Series
              96-2, Class 1Z, 6.75%,
              6/15/26........................      2,011
   6,921    Vendee Mortgage Trust, Series
              97-1, Class 2Z, 7.50%,
              2/15/27........................      7,687
   2,000    Vendee Mortgage Trust, Series
              98-1, Class 2E, 7.00%,
              9/15/27........................      2,072
     736    Washington Mutual Mortgage
              Securities Corp., Series
              03-S10, Class A6, 0.00%,
              10/25/18, PO...................        517

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
     740    Washington Mutual Mortgage
              Securities Corp., Series
              03-MS7, Class P, 0.00%,
              3/25/33, PO....................        485
   1,500    Washington Mutual Mortgage
              Securities Corp., Series
              03-AR7, Class A6, 3.03%,
              8/25/33........................      1,434
   1,209    Wells Fargo Mortgage Backed
              Securities Trust, Series 03-11,
              Class 1APO, 0.00%, 10/25/18,
              PO.............................        941
   2,000    Wells Fargo Mortgage Backed
              Securities Trust, Series 03-13,
              Class A7, 4.50%, 11/25/18......      1,855
                                               ---------
  Total Collateralized Mortgage Obligations      114,775
                                               ---------
CORPORATE BONDS (21.0%):
Aerospace & Defense (0.1%):
   1,419    BAE Systems 2001 Asset Trust,
              7.16%, 12/15/11 (b)............      1,511
     700    General Dynamics Corp., 4.50%,
              8/15/10........................        698
                                               ---------
                                                   2,209
                                               ---------
Airlines (0.7%):
   1,000    Continental Airlines, Inc.,
              Series 99-2, Class A2, 7.06%,
              9/15/09........................        990
     276    Continental Airlines, Inc.,
              Series 99-2, Class A1, 7.26%,
              3/15/20........................        269
   1,313    Delta Airlines, Inc., Series
              01-1, 6.62%, 3/18/11...........      1,242
   2,250    Delta Airlines, Inc., Series
              02-1, Class G2, 6.42%,
              7/2/12.........................      2,330
     536    Northwest Airlines, Inc., Series
              01-1, Class B, 7.69%, 4/1/17...        427
     537    Northwest Airlines, Inc., Series
              01-1, Class A1, 7.04%,
              4/1/22.........................        517
     609    Southwest Airlines Co., Series
              01-1, Class A1, 5.10%,
              5/1/06.........................        624
   1,625    Southwest Airlines Co., Series
              A2, 5.50%, 11/1/06.............      1,685
     600    United Airlines, Inc., Series
              00-1, Class A2, 7.73%,
              7/1/10.........................        490
   1,669    United Airlines, Inc., Series
              00-2, Class A2, 7.19%,
              4/1/11.........................      1,389
   2,471    United Airlines, Inc., Series
              01-1, Class A2, 6.07%,
              3/1/13.........................      2,052
   2,581    United Airlines, Inc., Series
              00-1, Class A1, 7.78%,
              1/1/14.........................      2,130
                                               ---------
                                                  14,145
                                               ---------

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 54

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
 Automotive (0.4%):
   1,600    Daimler Chrysler NA Holdings,
              7.40%, 1/20/05.................      1,644
   2,000    Daimler Chrysler NA Holdings,
              4.75%, 1/15/08.................      2,018
   4,000    Daimler Chrysler NA Holdings,
              4.05%, 6/4/08..................      3,925
   1,255    General Motors Corp., 7.20%,
              1/15/11........................      1,317
                                               ---------
                                                   8,904
                                               ---------
Banking, Finance & Insurance (13.8%):
     200    ABN AMRO Bank NV, Chicago, 7.25%,
              5/31/05........................        208
     750    AIG International Lease Finance
              Corp., 5.88%, 5/1/13...........        770
   2,000    American Express Credit, 3.00%,
              5/16/08........................      1,927
     650    American General Finance Corp.,
              4.50%, 11/15/07................        661
     450    American General Finance Corp.,
              5.38%, 10/1/12.................        451
   1,900    American International Group,
              4.25%, 5/15/13.................      1,763
     700    Ameritech Capital Funding, 6.15%,
              1/15/08........................        757
   3,000    ASIF Global Financing XIX, 4.90%,
              1/17/13 (b)....................      2,935
   3,000    ASIF Global Financing XX, 2.65%,
              1/17/06 (b)....................      2,992
   2,250    ASIF Global Financing XXIII,
              3.90%, 10/22/08 (b)............      2,225
     300    Associates Corp., 6.63%,
              6/15/05........................        311
   1,000    Associates Corp., 6.38%,
              11/15/05.......................      1,051
   5,475    Associates Corp., 8.15%,
              8/1/09.........................      6,338
   3,000    Bank of America Corp., 3.88%,
              1/15/08........................      2,998
   8,250    Bank of America Corp., 7.80%,
              2/15/10........................      9,492
   2,000    Bank of America Corp., 7.40%,
              1/15/11........................      2,270
   1,500    Bear Stearns Co., Inc., 6.25%,
              7/15/05........................      1,556
   6,000    Bear Stearns Co., Inc., 3.25%,
              3/25/09........................      5,681
   1,500    Boeing Capital Corp., 6.36%,
              7/15/05........................      1,540
     750    Branch Banking & Trust, 4.88%,
              1/15/13........................        727
   1,500    Capital One Bank, 8.25%,
              6/15/05........................      1,573

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
     350    Capital One Bank, 5.75%,
              9/15/10........................        360
     700    CIT Group Holdings, 6.63%,
              6/15/05........................        726
   2,400    CIT Group Holdings, 6.50%,
              2/7/06.........................      2,529
     250    Citicorp, 6.75%, 8/15/05.........        262
     600    Citigroup, Inc., 3.50%, 2/1/08...        592
     400    Citigroup, Inc., 6.20%,
              3/15/09........................        430
   1,000    Citigroup, Inc., 7.25%,
              10/1/10........................      1,128
   1,000    Citigroup, Inc., 5.63%,
              8/27/12........................      1,030
     200    Corporation Andina de Fomento
              California, 5.20%, 5/21/13.....        193
   1,250    Countrywide Home Loans, 7.20%,
              10/30/06.......................      1,353
   1,150    Countrywide Home Loans, 3.25%,
              5/21/08........................      1,107
   4,000    Countrywide Home Loans, 4.00%,
              3/22/11........................      3,736
     550    Credit Suisse First Boston (USA),
              Inc., 4.70%, 6/1/09............        552
   8,100    Credit Suisse First Boston (USA),
              Inc., 6.13%, 11/15/11..........      8,538
   2,000    Credit Suisse First Boston (USA),
              Inc., 5.50%, 8/15/13...........      1,996
   1,000    First Union National, Inc.,
              7.80%, 8/18/10.................      1,157
   5,000    Firstar Bank N.A., 7.13%,
              12/1/09........................      5,637
   6,750    Ford Motor Credit Co., 6.88%,
              2/1/06.........................      7,083
   2,000    Ford Motor Credit Co., 5.80%,
              1/12/09........................      2,021
   8,700    Ford Motor Credit Co., 7.38%,
              10/28/09.......................      9,295
   5,080    Ford Motor Credit Co., 7.88%,
              6/15/10........................      5,534
     266    GE Capital Corp., 7.88%,
              12/1/06........................        295
   3,500    GE Capital Corp., 5.38%,
              3/15/07........................      3,674
   2,100    GE Capital Corp., 4.25%,
              1/15/08........................      2,128
   2,250    GE Capital Corp., 3.50%, 5/1/08..      2,216
   1,750    GE Capital Corp., 4.63%,
              9/15/09........................      1,771
   2,550    GE Capital Corp., 6.13%,
              2/22/11........................      2,735

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   5,145    GE Capital Corp., 5.88%,
              2/15/12........................      5,404
   6,000    GE Capital Corp., 6.00%,
              6/15/12........................      6,342
   4,600    GMAC, 6.13%, 9/15/06.............      4,793
   2,200    GMAC, 7.75%, 1/19/10.............      2,391
   8,100    GMAC, 7.25%, 3/2/11..............      8,512
   1,330    Goldman Sachs Group LP, 3.88%,
              1/15/09........................      1,298
     500    Goldman Sachs Group LP, 7.35%,
              10/1/09........................        562
   5,500    Goldman Sachs Group LP, 6.88%,
              1/15/11........................      6,046
   1,900    Goldman Sachs Group LP, 6.60%,
              1/15/12........................      2,048
   1,000    Goldman Sachs Group LP, 4.75%,
              7/15/13........................        941
   2,100    Goldman Sachs Group LP, 5.25%,
              10/15/13.......................      2,043
     940    Household Automotive Trust,
              Series 00-2, Class A4, 7.43%,
              4/17/07........................        961
   1,500    Household Finance Corp., 7.20%,
              7/15/06........................      1,613
   1,000    Household Finance Corp., 6.50%,
              11/15/08.......................      1,081
   7,000    Household Finance Corp., 5.88%,
              2/1/09.........................      7,397
   1,000    Household Finance Corp., 4.75%,
              5/15/09........................      1,007
   3,450    Household Finance Corp., 8.00%,
              7/15/10........................      4,008
   2,235    Household Finance Corp., 6.75%,
              5/15/11........................      2,446
   1,000    Household Finance Corp., 6.38%,
              11/27/12.......................      1,062
     100    Inter-American Development Bank,
              8.40%, 9/1/09..................        119
     875    International Lease Finance
              Corp., 4.50%, 5/1/08...........        890
   2,000    Jackson National Life Global,
              6.13%, 5/30/12 (b).............      2,101
   1,200    John Hancock Global Funding,
              7.90%, 7/2/10 (b)..............      1,392
   1,200    John Hancock Global Funding II,
              3.50%, 1/30/09 (b).............      1,162
   2,000    KeyCorp, 4.70%, 5/21/09..........      2,009
   2,250    Lehman Brothers Holdings, Inc.,
              6.63%, 1/18/12.................      2,447
   2,000    Marshall & Ilsley Corp., 5.75%,
              9/1/06.........................      2,106

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   1,630    Massmutual Global Funding II,
              3.25%, 6/15/07 (b).............      1,625
   2,000    Massmutual Global Funding II,
              3.50%, 3/15/10 (b).............      1,898
   1,150    Mellon Corp., 3.25%, 4/1/09......      1,097
   1,000    Merrill Lynch & Co., 3.38%,
              9/14/07........................        991
   2,000    Merrill Lynch & Co., 3.70%,
              4/21/08........................      1,971
   1,500    Merrill Lynch & Co., 4.13%,
              1/15/09........................      1,481
   4,000    Metropolitan Life Insurance Co.,
              7.00%, 11/1/05 (b).............      4,206
   1,095    Metropolitan Life Insurance Co.,
              5.20%, 9/18/13 (b).............      1,081
   1,500    MGIC Investment Corp., 6.00%,
              3/15/07........................      1,588
     170    Midland Bank, 8.63%, 12/15/04....        175
   1,600    Monumental Global Funding, 5.20%,
              1/30/07 (b)....................      1,674
   1,200    Morgan Stanley Dean Witter and
              Co., 4.25%, 5/15/10............      1,179
   5,575    Morgan Stanley Dean Witter and
              Co., 6.75%, 4/15/11............      6,118
   5,600    Morgan Stanley Dean Witter and
              Co., 6.60%, 4/1/12.............      6,038
     725    Morgan Stanley Dean Witter and
              Co., 4.75%, 4/1/14.............        670
   9,685    National Rural Utilities, 6.00%,
              5/15/06........................     10,195
     600    Nationwide Financial Services,
              6.25%, 11/15/11................        641
   1,100    New York Life Global Funding,
              3.88%, 1/15/09 (b).............      1,083
   2,500    New York Life Global Funding,
              5.38%, 9/15/13 (b).............      2,514
   1,150    Pacific Life Global Funding,
              3.75%, 1/15/09 (b).............      1,129
   1,400    PHH Corp., 7.13%, 3/1/13.........      1,531
   1,000    Popular North America, Inc.,
              Series E, 6.13%, 10/15/06......      1,055
   1,000    Popular North America, Inc.,
              4.25%, 4/1/08..................      1,000
     300    Principal Life Global Funding,
              6.13%, 3/1/06 (b)..............        316
   1,000    Principal Life Global Funding,
              2.80%, 6/26/08 (b).............        959
   3,780    Principal Life Global Funding,
              6.25%, 2/15/12 (b).............      4,043
   2,000    Protective Life Secured Trust,
              4.00%, 4/1/11..................      1,896

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 56

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   1,875    Royal Bank of Canada, 3.88%,
              5/4/09.........................      1,840
   1,300    SLM Corp., Series A, 5.38%,
              1/15/13........................      1,302
   3,000    State Street Corp., 7.65%,
              6/15/10........................      3,496
   1,130    Suntrust Bank, 6.38%, 4/1/11.....      1,226
   1,000    Toyota Motor Credit Corp., 2.88%,
              8/1/08.........................        957
   5,000    U.S. Bancorp, 6.50%, 2/1/08......      5,446
   3,500    Wachovia Corp., 4.95%, 11/1/06...      3,627
   3,400    Wachovia Corp., 3.63%, 2/17/09...      3,301
   1,000    Washington Mutual Finance, 6.88%,
              5/15/11........................      1,096
   1,500    Washington Mutual Finance, 6.88%,
              6/15/11........................      1,644
   3,490    Wells Fargo Bank, 3.13%, 4/1/09..      3,316
   3,100    Wells Fargo Bank, 7.55%,
              6/21/10........................      3,573
     400    Wells Fargo Bank, 6.45%, 2/1/11..        437
   1,500    World Savings Bank FSB, 4.50%,
              6/15/09........................      1,508
                                               ---------
                                                 279,408
                                               ---------
Ecological Services & Equipment (0.1%):
   2,250    Honeywell International, 5.13%,
              11/1/06........................      2,341
                                               ---------
Energy (0.5%):
   1,150    Carolina Power and Light, 5.13%,
              9/15/13........................      1,134
   2,700    Constellation Energy Group,
              6.35%, 4/1/07..................      2,873
   1,000    DTE Energy Co., 6.65%, 4/15/09...      1,069
   2,250    Duke Energy Corp., 4.20%,
              10/1/08........................      2,213
   2,000    Duke Energy Corp., 5.63%,
              11/30/12.......................      1,998
                                               ---------
                                                   9,287
                                               ---------
Governments (Foreign) (0.3%):
   3,000    Province of Quebec, 5.75%,
              2/15/09........................      3,189
   1,850    United Mexican States, 4.63%,
              10/8/08........................      1,826
   1,370    United Mexican States, 6.38%,
              1/16/13........................      1,371
                                               ---------
                                                   6,386
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Industrial Goods & Services (0.6%):
   1,500    Dow Chemical, 6.13%, 2/1/11......      1,589
   4,050    Enron Corp., 0.00%, 7/1/05 (c)...          0
     400    ERP Operating LP, 4.75%,
              6/15/09........................        401
   1,400    IBM Corp., 5.39%, 1/22/09........      1,461
     700    International Paper Co., 6.50%,
              11/15/07.......................        755
     645    International Paper Co., 4.25%,
              1/15/09........................        635
   1,650    International Paper Co., 4.00%,
              4/1/10.........................      1,576
   2,350    Phillips Petroleum Co., 8.75%,
              5/25/10........................      2,843
   1,250    Tyco International Group, 6.75%,
              2/15/11........................      1,360
     750    Tyco International Group, 6.38%,
              10/15/11.......................        799
     800    Weyerhaeuser Co., 6.13%,
              3/15/07........................        846
     200    Weyerhaeuser Co., 6.75%,
              3/15/12........................        217
                                               ---------
                                                  12,482
                                               ---------
Multimedia (0.6%):
   1,000    AOL Time Warner, Inc., 5.63%,
              5/1/05.........................      1,025
   2,125    AOL Time Warner, Inc., 8.18%,
              8/15/07........................      2,376
   1,400    AOL Time Warner, Inc., 7.48%,
              1/15/08........................      1,522
   1,100    AOL Time Warner, Inc., 10.15%,
              5/1/12.........................      1,403
     600    Comcast Corp., 5.50%, 3/15/11....        607
   5,000    Cox Radio, Inc., 6.38%, 5/15/05..      5,126
                                               ---------
                                                  12,059
                                               ---------
Real Estate (0.2%):
   2,750    EOP Operating LP, 6.75%,
              2/15/12........................      2,957
     400    Harrah's Operating Co., Inc.,
              8.00%, 2/1/11..................        452
                                               ---------
                                                   3,409
                                               ---------
Retailers (0.3%):
   1,500    Kroger Co., 8.05%, 2/1/10........      1,729

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Retailers, continued:
   4,000    Wal-Mart Stores, Inc., 4.13%,
              2/15/11........................      3,866
                                               ---------
                                                   5,595
                                               ---------
Telecommunications (2.0%):
     524    AT&T Broadband Corp., 8.38%,
              3/15/13........................        616
     750    AT&T Wireless Services, Inc.,
              7.50%, 5/1/07..................        823
   1,148    BellSouth Telecommunications,
              6.30%, 12/15/15................      1,234
   4,100    British Telecom PLC, 8.38%,
              12/15/10.......................      4,794
     700    Cox Communications, Inc., 6.88%,
              6/15/05........................        725
     900    Cox Communications, Inc., 7.75%,
              11/1/10........................      1,022
   2,900    France Telecom, 9.00%, 3/1/11....      3,365
     100    Liberty Media Corp., 5.70%,
              5/15/13........................         99
     870    New York Telephone Co., 6.00%,
              4/15/08........................        917
   2,800    Nynex Capital Funding, 8.23%,
              10/15/09.......................      3,231
     360    Nynex Corp., 9.55%, 5/1/10.......        412
   1,250    Sprint Capital Corp., 7.13%,
              1/30/06........................      1,323
   5,350    Sprint Capital Corp., 6.00%,
              1/15/07........................      5,606
     400    Sprint Capital Corp., 7.63%,
              1/30/11........................        443
     900    Sprint Capital Corp., 8.38%,
              3/15/12........................      1,036
   3,700    TCI Communications, Inc., 9.80%,
              2/1/12.........................      4,645
   1,400    Telus Corp., 8.00%, 6/1/11.......      1,593
   5,250    Verizon Global Funding Corp.,
              7.25%, 12/1/10.................      5,877
   2,000    Verizon New England, Inc., 6.50%,
              9/15/11........................      2,134
   1,000    Verizon New York, Inc., 6.88%,
              4/1/12.........................      1,074
                                               ---------
                                                  40,969
                                               ---------
Telecommunications/Mobile, Cellular (0.1%):
   1,800    AT&T Wireless Services, Inc.,
              7.88%, 3/1/11..................      2,050
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Transportation & Shipping (0.3%):
   1,000    Burlington North Sante Fe, 7.13%,
              12/15/10.......................      1,119
   4,462    Federal Express Corp., Series
              98-1A, 6.72%, 1/15/22..........      4,782
                                               ---------
                                                   5,901
                                               ---------
Utilities (1.0%):
     400    Alabama Power Co., 4.70%,
              12/1/10........................        399
     800    American Electric Power Co.,
              Series A, 6.13%, 5/15/06.......        840
     800    Dominion Resources, Inc., 2.80%,
              2/15/05........................        803
   1,600    Dominion Resources, Inc., 6.25%,
              6/30/12........................      1,680
   2,000    Exelon Generation Co., L.L.C.,
              6.95%, 6/15/11.................      2,193
     800    Keyspan Gas East, 7.88%, 2/1/10..        927
   1,032    National Rural Utilities, 7.30%,
              9/15/06........................      1,116
   6,000    Ohio Power, 6.73%, 11/1/04.......      6,096
   1,120    Ohio Valley Electric Co., 5.94%,
              2/12/06 (b)....................      1,173
   1,090    PSEG Power, 7.75%, 4/15/11.......      1,236
   1,364    Ras Laffan Gas, 7.63%, 9/15/06
              (b)............................      1,431
   1,300    Southern California Gas Co.,
              4.80%, 10/1/12.................      1,277
      75    Virginia Electric & Power Co.,
              5.38%, 2/1/07..................         78
                                               ---------
                                                  19,249
                                               ---------
  Total Corporate Bonds                          424,394
                                               ---------
U.S. GOVERNMENT AGENCY MORTGAGES (46.5%):
Fannie Mae (16.7%):
  10,060    6.88%, 9/1/05, Pool #73192.......     10,356
       0    758.75%, 1/25/06, Series 91-4,
              Class N, HB....................          0
       0    908.75%, 3/25/06, Series 91-20,
              Class M, HB....................          0
   7,046    6.95%, 4/1/06, Pool #73429.......      7,387
       0    1008.00%, 4/25/06, Series 91-33,
              Class J, HB*...................          0
      80    0.00%, 9/25/06, Series 96-46,
              Class PE, PO...................         78
      23    7.00%, 1/1/07, Pool #145771......         24
     254    7.25%, 4/25/07, Series 92-44,
              Class K........................        264
   1,000    6.50%, 2/25/08, Series 93-18,
              Class PK.......................      1,056

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 58

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     175    2.70%, 5/25/08, Series 93-72,
              Class F*.......................        175
     337    0.00%, 9/25/08, Series 96-20,
              Class L, PO....................        317
     775    0.00%, 9/25/08, Series 96-39,
              Class J, PO....................        729
     234    11.83%, 9/25/08, Series 93-175,
              Class SA, IF*..................        254
     259    18.68%, 9/25/08, Series 93-70,
              Class SE, IF*..................        294
     300    2.70%, 10/25/08, Series 93-196,
              Class FA*......................        301
   1,568    13.18%, 10/25/08, Series 93-94,
              Class S, IF*...................      1,720
     798    0.00%, 12/25/08, Series 98-27,
              Class B, PO....................        749
     233    2.85%, 1/25/09, Series 94-12,
              Class FC*......................        236
     811    6.50%, 2/25/09, Series 94-17,
              Class JB, IO...................         86
     183    6.50%, 2/25/09, Series 94-20,
              Class Z........................        190
     211    17.57%, 2/25/09, Series 94-13,
              Class SK, IF*..................        240
     618    0.00%, 3/25/09, Series 96-24,
              Class E, PO....................        577
   2,401    6.00%, 3/25/09, Series 94-34,
              Class DZ.......................      2,504
      63    6.50%, 3/25/09, Series 95-13,
              Class B........................         64
   1,857    14.30%, 3/25/09, Series 02-8,
              Class SR, IF*..................      2,130
     516    6.50%, 4/1/09, Pool #190830......        547
     886    6.50%, 2/25/10, Series 94-40,
              Class VC.......................        931
     182    7.00%, 6/1/10, Pool #312903......        193
   3,780    6.50%, 11/25/10, Series 01-52,
              Class XM.......................      3,981
     511    6.50%, 12/1/10, Pool #322598.....        542
     101    6.50%, 4/1/11, Pool #337903......        107
     733    6.50%, 12/25/11, Series 01-12,
              Class VC.......................        737
     942    7.50%, 10/1/12, Pool #402982.....      1,006
   1,154    8.00%, 11/1/12, Pool #535710.....      1,234
   2,433    6.50%, 5/1/13, Pool #429707......      2,576
     493    6.50%, 9/1/13, Pool #251982......        522
     872    22.76%, 12/25/13, Series 93-225,
              Class SG, IF*..................      1,010
   1,000    4.50%, 1/25/14, Series 03-128,
              Class KE.......................        986

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   1,696    6.00%, 5/25/14, Series 01-71,
              Class GU.......................      1,754
      49    6.00%, 9/25/14, Series 01-71,
              Class QC.......................         49
   2,185    5.50%, 4/25/15, Series 02-84,
              Class VB.......................      2,204
   1,425    6.50%, 8/25/15, Series 01-61,
              Class VQ.......................      1,491
   5,000    5.00%, 11/25/15, Series 02-74,
              Class PD.......................      4,997
   3,500    6.00%, 12/25/15, Series 01-78,
              Class VB.......................      3,597
     123    12.50%, 1/1/16, Pool #303306.....        140
   4,000    5.00%, 1/25/16, Series 02-74,
              Class LD.......................      3,992
   3,500    6.00%, 3/25/16, Series 01-5,
              Class OW.......................      3,682
   6,031    6.55%, 3/25/16, Series 03-8,
              Class SB, IO, IF*..............        485
   7,000    5.50%, 5/25/16, Series 02-61,
              Class PE.......................      7,245
   2,000    6.00%, 8/15/16, Series 2344,
              Class QG.......................      2,099
   1,054    5.00%, 12/1/16, Pool #615017.....      1,061
  14,100    6.00%, 12/25/16, Series 01-74,
              Class MB.......................     14,885
     160    6.00%, 12/25/16, Series G-22,
              Class G........................        163
   5,250    6.00%, 12/25/16, Series 01-71,
              Class QE.......................      5,493
   3,000    6.00%, 12/25/16, Series 01-71,
              Class MB.......................      3,135
   3,798    6.50%, 12/25/16, Series 01-50,
              Class VB.......................      3,990
   3,500    7.00%, 12/25/16, Series 01-61,
              Class VB.......................      3,716
   2,000    6.00%, 2/25/17, Series 02-2,
              Class UC.......................      2,066
   3,000    6.00%, 2/25/17, Series 02-3,
              Class OG.......................      3,136
     738    6.50%, 3/1/17, Pool #627139......        780
     214    1.63%, 3/25/17, Series 96-27,
              Class FA*......................        215
      17    7.00%, 4/1/17, Pool #44696.......         18
   6,100    5.50%, 4/25/17, Series 02-18,
              Class PC.......................      6,281
   2,000    6.00%, 4/25/17, Series 02-24,
              Class AJ.......................      2,098
   4,000    5.50%, 9/25/17, Series 02-56,
              Class UC.......................      4,084
   1,441    6.50%, 10/1/17, Pool #667014.....      1,524

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   2,000    5.50%, 1/25/18, Series 02-94,
              Class BK.......................      2,016
     767    6.50%, 2/25/18, Series 01-64,
              Class VB.......................        775
     963    6.50%, 3/1/18, Pool #697121......      1,018
      59    9.25%, 4/25/18, Series 88-7,
              Class Z........................         64
     905    5.00%, 6/1/18, Pool #709877......        908
     395    9.85%, 11/1/18, Series 97-77,
              Class M........................        439
     103    4.50%, 11/25/18, Series 03-113,
              Class ZB.......................        103
     249    9.50%, 12/1/18, Pool #426839.....        283
     998    4.50%, 2/25/19, Series 04-2,
              Class ZD.......................        937
     196    2.98%, 3/1/19, Pool #116612*.....        199
   1,473    4.50%, 3/1/19, Pool #742078......      1,442
      18    10.50%, 3/1/19, Series 50, Class
              2, IO..........................          4
      54    5.15%, 8/1/19, Pool #111366*.....         55
     535    9.00%, 9/1/19, Pool #559423......        599
     337    8.00%, 10/25/19, Series 89-70,
              Class G........................        365
     100    8.50%, 11/25/19, Series 89-83,
              Class H........................        109
     120    9.00%, 11/25/19, Series 89-89,
              Class H........................        131
     142    9.40%, 11/25/19, Series 89-78,
              Class H........................        158
      72    8.50%, 1/25/20, Series 90-97,
              Class B........................         78
      40    8.80%, 1/25/20, Series 90-1,
              Class D........................         44
      75    5.50%, 6/25/20, Series 90-60,
              Class K........................         77
      53    9.50%, 6/25/20, Series 90-63,
              Class H........................         58
      75    5.50%, 8/25/20, Series 90-93,
              Class G........................         77
     329    6.50%, 8/25/20, Series 90-102,
              Class J........................        337
       1    504.00%, 8/25/20, Series 90-94,
              Class H, HB*...................         10
       1    1118.04%, 8/25/20, Series 90-95,
              Class J, HB....................         17
     138    9.00%, 10/25/20, Series 90-120,
              Class H........................        148
      31    19.91%, 11/25/20, Series 90-134,
              Class SC, IF*..................         39
       2    652.15%, 12/25/20, Series 90-140,
              Class K, HB....................         34

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
       0    907.20%, 2/25/21, Series 91-7,
              Class K, HB*...................          3
      10    8.00%, 3/1/21, Pool #70825.......         11
   2,000    7.00%, 3/25/21, Series 01-4,
              Class PC.......................      2,141
     185    15.71%, 5/25/21, Series 91-42,
              Class S, IF*...................        215
     109    8.50%, 6/25/21, Series G-14,
              Class L........................        115
     495    8.75%, 6/25/21, Series G-18,
              Class Z........................        543
   1,923    6.50%, 9/25/21, Series 01-48,
              Class Z........................      2,018
     346    8.75%, 10/25/21, Series G-35,
              Class M........................        380
   3,000    6.50%, 2/25/22, Series 02-1,
              Class HC.......................      3,093
     506    4.36%, 3/25/22, Series 92-33,
              Class F*.......................        516
       0    628.04%, 5/25/22, Series G92-27,
              Class SQ, HB, IF*..............         55
     777    5.50%, 6/25/22, Series 02-91,
              Class UH, IO...................        132
     223    5.00%, 7/25/22, Series 03-119,
              Class XZ.......................        223
      91    7.00%, 7/25/22, Series G92-42,
              Class Z........................         97
   1,474    7.50%, 7/25/22, Series G92-35,
              Class E........................      1,573
   2,197    8.00%, 7/25/22, Series G92-44,
              Class ZQ.......................      2,374
     462    6.50%, 8/25/22, Series 96-59,
              Class J........................        482
     336    0.00%, 9/25/22, Series 97-70,
              Class PO, PO...................        331
     194    5.50%, 9/25/22, Series 92-143,
              Class MA.......................        200
   1,509    7.50%, 9/25/22, Series G92-54,
              Class ZQ.......................      1,619
     316    7.50%, 11/1/22, Pool #189190.....        341
     526    8.61%, 12/25/22, Series 93-225,
              Class VO, IF*..................        537
     329    6.50%, 2/25/23, Series 93-5,
              Class Z........................        343
   3,615    6.00%, 3/25/23, Series 93-41,
              Class PH.......................      3,714
   5,324    7.00%, 3/25/23, Series 93-37,
              Class PX.......................      5,677
   1,154    7.50%, 3/25/23, Series 93-25,
              Class J........................      1,236

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 60

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     129    7.50%, 4/1/23, Series 218, Class
              2, IO..........................         29
     142    0.00%, 4/25/23, Series 98-4,
              Class C, PO....................        120
   1,744    7.00%, 4/25/23, Series 93-54,
              Class Z........................      1,846
     578    16.33%, 4/25/23, Series 93-62,
              Class SA, IF*..................        659
   9,039    0.00%, 6/25/23, Series 93-257,
              Class C, PO....................      7,987
   2,000    5.00%, 6/25/23, Series 03-83,
              Class PG.......................      1,932
  11,936    6.55%, 6/25/23, Series 03-80,
              Class SY, IO, IF*..............      1,623
   3,245    6.50%, 7/25/23, Series 96-59,
              Class K........................      3,390
     736    6.50%, 7/25/23, Series 93-122,
              Class M........................        769
   4,000    6.01%, 8/25/23, Series 96-14,
              Class SE, IF, IO*..............        693
     933    6.50%, 9/25/23, Series 93-178,
              Class PK.......................        954
     250    11.03%, 9/25/23, Series 93-165,
              Class SD, IF*..................        245
   5,000    6.50%, 10/25/23, Series 93-183,
              Class KA.......................      5,271
   8,133    6.50%, 10/25/23, Series 93-189,
              Class PL.......................      8,539
     113    0.00%, 11/25/23, Series 94-9,
              Class E, PO....................         96
   1,500    7.43%, 11/25/23, Series 03-106,
              Class US, IF*..................        979
   1,655    6.75%, 12/25/23, Series 94-55,
              Class G........................      1,699
   4,162    7.00%, 12/25/23, Series 93-250,
              Class Z........................      4,416
   1,842    23.03%, 12/25/23, Series 93-247,
              Class SA, IF*..................      2,234
     190    10.00%, 2/1/24, Pool #479469.....        213
     144    8.00%, 5/1/24, Pool #250066......        158
     254    8.50%, 7/1/24, Pool #250103......        279
     159    7.50%, 10/1/24, Pool #303031.....        171
     375    8.80%, 1/25/25, Series G95-1,
              Class C........................        413
      39    7.50%, 5/1/25, Pool #311810......         42
      25    7.50%, 5/1/25, Pool #293928......         27
      30    8.50%, 5/1/25, Pool #308499......         32
      34    8.50%, 6/1/25, Pool #315277......         37
     215    7.00%, 7/1/25, Pool #290387......        228
     308    7.00%, 7/1/25, Pool #312931......        327

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     527    6.50%, 11/25/25, Series 02-36,
              Class PE.......................        526
   2,500    7.00%, 1/25/26, Series 96-32,
              Class PH.......................      2,636
      58    9.00%, 4/1/26, Pool #446278......         66
     122    3.77%, 6/1/26, Pool #341503*.....        126
      90    8.50%, 11/1/26, Pool #411183.....         98
   2,220    1.84%, 3/25/27, Series 97-20,
              Class IB, IO...................         99
   2,682    1.84%, 3/25/27, Series 97-20,
              Class IO, IO...................        145
   1,374    7.50%, 4/18/27, Series 97-27,
              Class J........................      1,470
   1,175    7.50%, 4/20/27, Series 97-29,
              Class J........................      1,251
   2,424    7.50%, 5/20/27, Series 97-39,
              Class PD.......................      2,558
     703    8.00%, 6/1/27, Pool #695533......        770
      71    6.50%, 6/25/27, Series 00-16,
              Class PC.......................         71
   1,016    8.50%, 8/1/27, Pool #253605......      1,118
     433    3.58%, 9/1/27, Pool #54844*......        443
     265    7.00%, 9/1/27, Pool #313687......        281
   1,015    7.00%, 12/18/27, Series 97-81,
              Class PL, IO...................        228
   2,523    6.00%, 3/25/28, Series 02-59,
              Class AC.......................      2,621
   1,848    6.00%, 7/18/28, Series 98-36,
              Class ZB.......................      1,873
   1,487    8.00%, 11/1/28, Pool #755973.....      1,623
     476    4.05%, 3/1/29, Pool #303532*.....        487
   1,000    6.50%, 3/1/29, Pool #252409......      1,049
   3,000    6.00%, 7/25/29, Series 02-W5,
              Class A6.......................      3,094
   1,700    6.00%, 7/25/29, Series 01-80,
              Class PE.......................      1,752
     315    8.50%, 2/1/30, Pool #566784......        347
      41    7.00%, 2/25/30, Series 01-53,
              Class TS, IF, IO*..............          0
   4,174    7.50%, 2/25/30, Series 00-2,
              Class ZE.......................      4,491
   5,000    6.25%, 8/25/30, Series 02-W5,
              Class A7.......................      5,208
   2,950    7.00%, 11/25/30, Series 02-W5,
              Class A10, IF, IO*.............        234
     627    9.00%, 12/1/30, Pool #649940.....        705
   6,500    6.00%, 7/25/31, Series 01-33,
              Class ID, IO...................      1,764
   1,937    6.50%, 8/1/31, Pool #598559......      2,044
   4,000    7.00%, 8/25/31, Series 01-36,
              Class DE.......................      4,198

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   1,802    6.50%, 9/25/31, Series 01-49,
              Class Z........................      1,874
   1,751    7.00%, 9/25/31, Series 01-44,
              Class PD.......................      1,842
   1,762    19.65%, 10/25/31, Series 03-52,
              Class SX, IF*..................      2,024
   8,100    6.00%, 11/25/31, Series 02-74,
              Class VB.......................      8,378
   1,118    0.00%, 1/25/32, Series 01-81,
              Class LO, PO...................        850
   1,493    21.61%, 2/25/32, Series 02-1,
              Class SA, IF*..................      1,770
   1,834    6.90%, 3/15/32, Series 2450,
              Class SW, IF, IO*..............        189
   1,748    6.50%, 4/25/32, Series 02-59,
              Class VA.......................      1,826
   4,000    6.50%, 4/25/32, Series 02-59,
              Class VB.......................      4,209
   2,500    6.50%, 4/25/32, Series 02-21,
              Class PE.......................      2,595
   2,000    6.50%, 5/25/32, Series 02-28,
              Class PK.......................      2,083
   4,578    6.50%, 6/25/32, Series 02-37,
              Class Z........................      4,711
     763    7.00%, 8/1/32, Pool #649624......        809
   1,248    0.00%, 12/1/32, Series 329, Class
              1, PO..........................        908
   1,740    6.00%, 12/1/32, Pool #675555.....      1,780
   1,384    6.00%, 3/1/33, Pool #674349......      1,415
     802    6.00%, 3/25/33, Series 03-34,
              Class GB.......................        781
   1,503    6.00%, 5/25/33, Series 03-34,
              Class GE.......................      1,459
   1,071    6.00%, 5/25/33, Series 03-39,
              Class IO, IO...................        163
   2,000    5.75%, 6/25/33, Series 03-47,
              Class PE.......................      1,844
      73    4.69%, 7/25/33, Series 03-66,
              Class SK, IF*..................         73
     852    10.98%, 7/25/33, Series 03-64,
              Class SX, IF*..................        583
   2,332    0.00%, 8/1/33, Series 340, Class
              1, PO..........................      1,602
   2,977    5.99%, 8/25/33, Series 03-71,
              Class DS, IF*..................      2,173
     884    6.00%, 9/1/33, Pool #752786......        904
     947    6.00%, 9/1/33, Pool #737825......        968
     939    10.67%, 9/25/33, Series 03-91,
              Class SD*......................        887
  14,977    6.50%, 11/25/33, Series 03-116,
              Class SB, IO*..................      1,359

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   2,877    5.50%, 12/1/33, Pool #725017.....      2,873
   2,000    5.50%, 1/25/34, Series 04-25,
              Class PC.......................      1,992
   2,425    9.87%, 1/25/34, Series 03-130,
              Class SX, IF*..................      2,432
   1,300    5.50%, 2/25/34, Series 04-36,
              Class PC.......................      1,307
   3,799    24.20%, 2/25/34, Series 04-10,
              Class SC, IF*..................      4,484
     481    0.00%, 4/25/34, Series 04-21,
              Class CO, PO...................        254
   1,983    16.50%, 4/25/34, Series 04-25,
              Class SA, IF*..................      2,169
   2,826    16.50%, 5/25/34, Series 04-36,
              Class SA, IF*..................      3,073
   1,430    6.50%, 10/25/42, Series 03-W4,
              Class 2A.......................      1,488
   1,000    4.75%, 12/25/42, Series 03-W8,
              Class 1A3......................      1,006
   5,102    6.50%, 12/25/42, Series 03-W1,
              Class 1A1......................      5,321
   4,141    7.00%, 2/25/44, Series 04-W2,
              Class 2A2......................      4,381
                                               ---------
                                                 336,599
                                               ---------
Freddie Mac (22.2%):
      29    6.50%, 10/1/04, Gold Pool
              #M80495........................         30
       1    1008.00%, 5/15/06, Series 1072,
              Class A, HB*...................          1
       0    1008.00%, 6/15/06, Series 1098,
              Class M, HB*...................          0
       3    8.00%, 4/1/07, Pool #160022......          3
       1    981.87%, 6/15/07, Series 1298,
              Class L, HB....................          4
   1,222    4.50%, 11/15/07, Series 1404,
              Class FA.......................      1,238
     341    7.00%, 1/15/08, Series 1473,
              Class HA.......................        347
     182    7.88%, 2/15/08, Series 1465,
              Class SA, IF, IO*..............         12
     118    3.45%, 5/15/08, Series 1506,
              Class F*.......................        119
     462    3.87%, 5/15/08, Series 1513,
              Class AG*......................        474
   1,395    6.50%, 5/15/08, Series 1513,
              Class N........................      1,453
   3,000    6.50%, 5/15/08, Series 1512,
              Class J........................      3,134
     273    7.25%, 5/15/08, Series 1506,
              Class SD, IF, IO*..............         18

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 62

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
      20    16.93%, 5/15/08, Series 1506,
              Class S, IF*...................         23
     295    6.00%, 7/15/08, Series 1708,
              Class D........................        298
     341    8.50%, 7/15/08, Series 1549,
              Class K........................        361
     572    11.99%, 7/15/08, Series 1544,
              Class J, IF*...................        609
      89    7.50%, 8/1/08, Gold Pool
              #G10117........................         93
     839    0.00%, 8/15/08, Series 1900,
              Class T, PO....................        799
     886    5.00%, 9/15/08, Series 1586,
              Class M........................        900
     376    0.00%, 10/15/08, Series 1967,
              Class PC, PO...................        358
     341    8.60%, 10/15/08, Series 1600,
              Class SC, IF*..................        354
   3,958    16.19%, 10/15/08, Series 1587,
              Class SL, IF*..................      4,509
     414    13.18%, 11/15/08, Series 1604,
              Class SA, IF*..................        455
     747    18.32%, 11/15/08, Series 1606,
              Class SC, IF*..................        865
       7    2.90%, 12/15/08, Series 1647,
              Class FB*......................          7
  13,779    6.00%, 12/15/08, Series 1624,
              Class KZ.......................     14,381
     352    8.50%, 12/15/08, Series 1625,
              Class SD, IF*..................        378
       8    13.18%, 12/15/08, Series 1647,
              Class SB, IF*..................          8
     177    17.81%, 12/15/08, Series 2017,
              Class SE, IF*..................        203
     351    6.50%, 1/15/09, Series 1660,
              Class P........................        354
      34    0.00%, 2/15/09, Series 1679,
              Class N, PO....................         34
   1,738    5.50%, 2/15/09, Series 2410,
              Class HC.......................      1,790
     110    12.30%, 2/15/09, Series 1796,
              Class S, IF*...................        113
     948    14.30%, 2/15/09, Series 2412,
              Class SE.......................      1,034
     606    9.74%, 3/15/09, Series 1698,
              Class SC, IF*..................        662
     734    7.50%, 8/1/09, Gold Pool
              #G10740........................        780
     890    6.00%, 9/15/09, Series 2097,
              Class PV.......................        930

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     275    8.50%, 1/1/10, Gold Pool
              #G10305........................        296
     140    8.50%, 1/1/10, Gold Pool
              #E00356........................        150
      22    7.00%, 8/1/10, Gold Pool
              #E20187........................         23
     732    6.50%, 8/15/10, Series 2324,
              Class PN.......................        761
     299    7.00%, 9/1/10, Gold Pool
              #E00393........................        317
     186    7.50%, 9/1/10, Gold Pool
              #E62448........................        198
     215    7.50%, 7/1/11, Gold Pool
              #E20253........................        229
     649    7.00%, 9/1/12, Gold Pool
              #E00506........................        689
   2,673    6.00%, 10/15/12, Series 2391,
              Class VQ.......................      2,780
     148    6.50%, 10/15/12, Series 2401,
              Class VE.......................        148
   2,677    6.30%, 1/15/13, Series 2025,
              Class PE.......................      2,809
   1,512    6.50%, 2/15/13, Series 2444,
              Class VG.......................      1,525
   2,667    5.50%, 10/15/13, Series 2527,
              Class VU.......................      2,721
   3,788    6.25%, 10/15/13, Series 1607,
              Class H........................      3,959
      41    6.50%, 12/1/13, Gold Pool
              #C90043........................         43
     800    6.00%, 12/15/13, Series 2102,
              Class TC.......................        843
   2,761    6.00%, 2/15/14, Series 2594,
              Class VP.......................      2,849
   6,445    6.00%, 3/15/14, Series 2594,
              Class VA.......................      6,650
   2,000    6.50%, 5/15/14, Series 2312,
              Class KV.......................      2,090
     122    7.00%, 5/15/14, Series 2299,
              Class G........................        122
   3,600    5.00%, 7/15/14, Series 2557,
              Class WJ.......................      3,681
     878    6.00%, 7/15/14, Series 2405,
              Class PC.......................        886
     453    7.50%, 10/1/14, Gold Pool
              #G11169........................        482
   3,500    5.50%, 5/15/15, Series 2391,
              Class QE.......................      3,625
     130    12.00%, 8/1/15, Pool #170269.....        146
   5,539    6.50%, 9/15/15, Series 2353,
              Class PC.......................      5,637

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   1,469    6.50%, 10/15/15, Series 2454,
              Class VB.......................      1,548
     248    8.50%, 11/15/15, Series 2496,
              Class LD.......................        254
   5,000    5.50%, 12/15/15, Series 2500,
              Class GD.......................      5,189
   5,000    5.50%, 2/15/16, Series 2500,
              Class TD.......................      5,187
   5,000    5.50%, 6/15/16, Series 2498,
              Class UD.......................      5,176
   3,000    6.50%, 8/15/16, Series 2345,
              Class PQ.......................      3,191
  13,000    6.00%, 9/15/16, Series 2353,
              Class TD.......................     13,670
   3,000    6.00%, 9/15/16, Series 2360,
              Class PG.......................      3,140
   2,000    6.00%, 9/15/16, Series 2355,
              Class BP.......................      2,098
   2,000    6.00%, 10/15/16, Series 2366,
              Class MD.......................      2,096
   3,500    6.50%, 10/15/16, Series 2349,
              Class NW.......................      3,652
   3,000    6.50%, 11/15/16, Series 2369,
              Class VB.......................      3,082
     799    4.50%, 12/15/16, Series 2643,
              Class HI, IO...................        104
   2,500    5.50%, 12/15/16, Series 2391,
              Class QR.......................      2,570
     785    6.50%, 5/1/17, Pool #89523.......        830
     585    5.50%, 6/1/17, Gold Pool
              #E01173........................        599
   2,100    5.50%, 12/15/17, Series 2537,
              Class TE.......................      2,105
   1,500    6.50%, 12/15/17, Series 2357,
              Class VX.......................      1,571
     849    6.00%, 4/1/18, Gold Pool
              #E01403........................        886
   5,000    6.50%, 4/15/18, Series 2461,
              Class VB.......................      5,284
   6,484    4.00%, 5/15/18, Series 2643,
              Class KG.......................      6,569
   2,000    4.50%, 5/15/18, Series 2617,
              Class GR.......................      1,868
   2,104    6.50%, 5/15/18, Series 2056,
              Class TD.......................      2,234
   1,000    4.50%, 6/15/18, Series 2631,
              Class LC.......................        944
   2,338    4.00%, 8/1/18, Pool #E01424......      2,232
   2,500    4.00%, 9/15/18, Series 2675,
              Class CK.......................      2,247
   1,467    4.50%, 10/1/18, Pool #B32489.....      1,438

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
  10,000    6.00%, 1/15/19, Series 2367,
              Class VD.......................     10,111
      56    12.00%, 7/1/19, Pool #555238.....         63
   2,000    6.00%, 7/15/19, Series 2435,
              Class VH.......................      2,035
     256    9.50%, 7/15/19, Series 11, Class
              D..............................        257
   2,000    6.50%, 3/15/20, Series 2347,
              Class VP.......................      2,093
       4    84.00%, 5/15/20, Series 41, Class
              I, HB..........................          5
   2,000    6.50%, 6/15/20, Series 2362,
              Class PD.......................      2,035
      54    10.00%, 6/15/20, Series 47, Class
              F..............................         54
      50    8.00%, 7/1/20, Gold Pool
              #A01047........................         55
   2,000    6.00%, 8/15/20, Series 2594,
              Class VQ.......................      2,038
     112    7.80%, 9/15/20, Series 46, Class
              B..............................        114
      73    9.00%, 10/15/20, Series 1807,
              Class G........................         78
   2,000    6.00%, 12/15/20, Series 2392,
              Class PV.......................      2,064
     499    6.95%, 1/15/21, Series 114, Class
              H..............................        500
       2    8.60%, 1/15/21, Series 85, Class
              C..............................          2
     100    9.50%, 1/15/21, Series 99, Class
              Z..............................        100
      48    2.08%, 5/15/21, Series 1084,
              Class F*.......................         48
      37    30.18%, 5/15/21, Series 1079,
              Class S, IF*...................         38
      34    40.16%, 5/15/21, Series 1084,
              Class S, IF*...................         35
     190    8.50%, 9/15/21, Series 1144,
              Class KB.......................        190
   2,473    5.00%, 10/15/21, Series 2619,
              Class IM, IO...................        390
   8,256    6.55%, 10/15/21, Series 2611,
              Class SH, IF, IO*..............      1,028
       1    1180.80%, 11/15/21, Series 1172,
              Class L, IE, IF*...............          1
       4    1060.20%, 1/15/22, Series 1196,
              Class B, IE, IF*...............          8
   7,010    8.00%, 2/15/22, Series 1212,
              Class IZ.......................      7,403
     441    7.00%, 3/15/22, Series 1206,
              Class LA.......................        453

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 64

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
       3    7.00%, 4/1/22, Gold Pool
              #D17768........................          3
     294    7.00%, 5/15/22, Series 1250,
              Class J........................        299
   1,000    3.25%, 7/15/22, Series 2640,
              Class VE.......................        795
     721    8.00%, 8/15/22, Series 1343,
              Class LA.......................        760
     301    2.50%, 9/15/22, Series 1591,
              Class FH*......................        301
   2,666    5.00%, 9/15/22, Series 2749,
              Class PK, IO...................        259
   3,000    5.50%, 10/15/22, Series 2512,
              Class PG.......................      2,977
   1,356    6.50%, 11/1/22, Pool #G30234.....      1,423
   1,000    5.00%, 11/15/22, Series 2672,
              Class ME.......................        967
     661    6.00%, 12/1/22, Pool #C90600.....        683
       6    1.78%, 12/15/22, Series 1483,
              Class FB*......................          6
   1,500    5.50%, 12/15/22, Series 2535,
              Class BK.......................      1,505
     673    1.81%, 1/15/23, Series 1603,
              Class IF*......................        675
      43    2.82%, 2/15/23, Series 1470,
              Class F*.......................         44
   3,420    7.50%, 2/15/23, Series 1466,
              Class PZ.......................      3,624
     261    4.09%, 4/15/23, Series 1672,
              Class FB*......................        263
   1,306    7.50%, 4/15/23, Series 1491,
              Class I........................      1,386
   1,395    5.00%, 5/15/23, Series 1798,
              Class F........................      1,403
   1,266    7.90%, 5/15/23, Series 1518,
              Class G, IF*...................      1,232
       1    1666.56%, 5/15/23, Series 204,
              Class E, HB, IF*...............         11
     370    4.24%, 6/15/23, Series 1665,
              Class FA*......................        376
   1,143    3.92%, 7/15/23, Series 1541,
              Class O*.......................      1,162
   2,500    6.50%, 7/15/23, Series 1558,
              Class D........................      2,640
   1,672    2.38%, 8/15/23, Series 1611,
              Class JA*......................      1,696
   1,525    18.12%, 8/15/23, Series 1611,
              Class JB, IF*..................      1,680
   1,500    6.50%, 9/15/23, Series 1608,
              Class L........................      1,583

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     500    6.90%, 9/15/23, Series 1578,
              Class K........................        533
     895    9.02%, 10/15/23, Series 1689,
              Class SD, IF*..................        921
      19    19.09%, 10/15/23, Series 1602,
              Class SA, IF*..................         20
      88    6.00%, 11/15/23, Series 1685,
              Class Z........................         90
   1,795    14.62%, 11/15/23, Series 1609,
              Class LG, IF*..................      1,975
   1,163    6.25%, 11/25/23, Series 24, Class
              ZE.............................      1,190
   1,000    6.50%, 12/15/23, Series 2283,
              Class K........................      1,060
   3,148    6.50%, 1/15/24, Series 2345,
              Class PV.......................      3,285
     508    0.00%, 2/15/24, Series 1700,
              Class GA, PO...................        448
     210    7.00%, 2/15/24, Series 1670,
              Class L........................        212
   2,000    7.00%, 3/15/24, Series 1706,
              Class K........................      2,140
     401    23.34%, 3/15/24, Series 2033,
              Class SN, IF, IO*..............        170
     678    0.00%, 5/15/24, Series 2306,
              Class K, PO....................        571
   1,650    5.86%, 5/15/24, Series 2306,
              Class SE, IF, IO*..............        234
     152    8.00%, 8/1/24, Gold Pool
              #G00245........................        166
     661    7.50%, 8/15/24, Series 1745,
              Class D........................        688
     133    8.00%, 11/1/24, Gold Pool
              #C00376........................        146
   2,504    18.30%, 2/15/25, Series 2656,
              Class SH, IF*..................      2,642
     210    7.50%, 8/1/25, Gold Pool
              #C00414........................        227
     305    7.00%, 4/1/26, Gold Pool
              #C00452........................        324
      99    6.98%, 7/1/26, Pool #785618*.....        100
   1,372    3.39%, 1/1/27, Pool #611141*.....      1,414
   6,319    7.50%, 1/15/27, Series 1927,
              Class PH.......................      6,720
   2,807    6.00%, 5/15/27, Series 1981,
              Class Z........................      2,886
   1,011    7.50%, 9/15/27, Series 1987,
              Class PE.......................      1,071

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   1,148    6.50%, 1/15/28, Series 2137,
              Class TM.......................      1,163
   1,202    7.00%, 3/15/28, Series 2038,
              Class PN, IO...................        242
   1,800    7.50%, 3/15/28, Series 2040,
              Class PE.......................      1,946
   7,923    6.50%, 6/15/28, Series 2063,
              Class PG.......................      8,279
   1,000    7.00%, 6/15/28, Series 2064,
              Class TE.......................      1,060
     840    8.50%, 7/1/28, Gold Pool
              #G00981........................        923
   1,500    6.25%, 8/15/28, Series 2075,
              Class PM.......................      1,547
   5,239    6.50%, 8/15/28, Series 2075,
              Class PH.......................      5,475
   2,593    6.50%, 10/15/28, Series 2362,
              Class PJ.......................      2,629
   1,421    7.00%, 10/15/28, Series 2089,
              Class PJ, IO...................        294
   2,064    6.00%, 2/15/29, Series 2125,
              Class JZ.......................      2,071
   2,500    7.00%, 6/15/29, Series 2169,
              Class TB.......................      2,723
     670    7.50%, 6/15/29, Series 2163,
              Class PC, IO...................        114
   1,000    7.00%, 7/15/29, Series 2172,
              Class QC.......................      1,075
   2,254    6.00%, 11/15/29, Series 2460,
              Class VZ.......................      2,280
      94    7.50%, 11/15/29, Series 2196,
              Class TL.......................        100
   2,000    8.00%, 11/15/29, Series 2201,
              Class C........................      2,148
   3,213    8.00%, 1/15/30, Series 2210,
              Class Z........................      3,421
   1,858    8.00%, 3/15/30, Series 2224,
              Class CB.......................      1,967
      70    22.23%, 3/15/30, Series 2534,
              Class SN, IF*..................         72
   3,000    6.00%, 5/15/30, Series 2565,
              Class MB.......................      3,051
   1,700    7.25%, 9/15/30, Series 2256,
              Class MC.......................      1,780
   2,583    7.00%, 10/15/30, Series 2259,
              Class ZM.......................      2,730
   3,100    7.25%, 12/15/30, Series 2271,
              Class PC.......................      3,232
   2,000    5.50%, 1/15/31, Series 2744,
              Class PC.......................      2,097

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     747    6.50%, 2/15/31, Series 2382,
              Class TL, IO...................         77
   1,500    7.00%, 3/15/31, Series 2296,
              Class PD.......................      1,578
   2,798    6.50%, 4/15/31, Series 2317,
              Class VG.......................      2,914
   1,500    6.00%, 7/15/31, Series 2333,
              Class HC.......................      1,525
   3,710    6.50%, 8/15/31, Series 2345,
              Class NE.......................      3,861
  14,419    6.50%, 8/15/31, Series 2344,
              Class ZD.......................     15,126
   3,965    6.50%, 8/15/31, Series 2344,
              Class ZJ.......................      4,117
   1,202    6.50%, 8/15/31, Series 2351,
              Class PZ.......................      1,214
     618    8.50%, 9/15/31, Series 2519,
              Class BT.......................        683
   1,500    0.00%, 2/15/32, Series 2513,
              Class YO, PO...................      1,147
   2,750    6.38%, 2/15/32, Series 2410,
              Class OE.......................      2,850
   1,700    6.50%, 2/15/32, Series 2410,
              Class NG.......................      1,793
   1,818    7.55%, 2/15/32, Series 2410,
              Class QX, IF, IO*..............        175
   2,000    13.90%, 2/15/32, Series 2412,
              Class SP, IF*..................      1,849
   5,000    16.64%, 2/15/32, Series 2410,
              Class QS, IF*..................      5,209
      20    5.00%, 3/15/32, Series 2659,
              Class ZE.......................         19
   3,558    6.50%, 3/15/32, Series 2597,
              Class AD.......................      3,728
   4,585    6.85%, 3/15/32, Series 2444,
              Class ES, IF, IO*..............        450
   3,000    7.00%, 3/15/32, Series 2423,
              Class MT.......................      3,160
   1,200    7.00%, 3/15/32, Series 2423,
              Class MC.......................      1,263
   1,200    6.50%, 4/15/32, Series 2435,
              Class CJ.......................      1,232
   1,500    6.50%, 4/15/32, Series 2441,
              Class GF.......................      1,559
   5,000    6.50%, 4/15/32, Series 2466,
              Class PG.......................      5,193
   6,000    7.00%, 4/15/32, Series 2434,
              Class TC.......................      6,324
   2,000    5.50%, 5/15/32, Series 2744,
              Class TU.......................      1,977

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 66

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   2,000    6.50%, 5/15/32, Series 2455,
              Class GK.......................      2,086
   4,279    7.00%, 5/15/32, Series 2450,
              Class GZ.......................      4,455
   5,000    6.50%, 6/15/32, Series 2466,
              Class DH.......................      5,183
   7,000    6.50%, 6/15/32, Series 2462,
              Class JG.......................      7,361
   2,265    6.50%, 7/15/32, Series 2484,
              Class LZ.......................      2,403
   2,000    6.50%, 7/15/32, Series 2474,
              Class NR.......................      2,076
   1,260    7.50%, 7/25/32, Series T-41,
              Class 3A.......................      1,350
   3,000    6.00%, 9/15/32, Series 2500,
              Class MC.......................      2,950
   3,337    6.00%, 12/15/32, Series 2543,
              Class YX.......................      3,271
  15,900    5.90%, 2/15/33, Series 2599,
              Class DS, IF, IO*..............      1,546
   4,000    6.00%, 2/15/33, Series 2575,
              Class ME.......................      3,907
   6,903    6.45%, 2/15/33, Series 2597,
              Class DS, IF, IO*..............        756
  15,228    6.00%, 3/15/33, Series 2610,
              Class DS, IF, IO*..............      1,548
   3,740    6.50%, 3/15/33, Series 2586,
              Class WI, IO...................        938
     853    10.98%, 6/15/33, Series 2631,
              Class BS, IF*..................        826
   2,496    5.50%, 8/15/33, Series 2744,
              Class PD.......................      2,569
   1,000    0.00%, 9/15/33, Series 2733,
              Class GF, IF*..................        938
   2,386    7.34%, 10/15/33, Series 2682,
              Class YS, IF*..................      1,560
     968    7.35%, 10/15/33, Series 2691,
              Class WS, IF*..................        627
   1,421    6.11%, 11/15/33, Series 2705,
              Class SD, IF*..................      1,029
   1,421    7.35%, 11/15/33, Series 2705,
              Class SC, IF*..................        880
   1,951    6.00%, 1/1/34, Pool #A17537......      1,996
     200    0.00%, 1/15/34, Series 2727,
              Class PO, PO...................        104
   7,300    7.43%, 1/15/34, Series 2727,
              Class BS, IF*..................      4,002
   1,250    9.80%, 1/15/34, Series 2739,
              Class S, IF*...................      1,146

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   1,288    0.00%, 2/15/34, Series 2744,
              Class FE, IF*..................      1,091
   1,700    9.80%, 2/15/34, Series 2753,
              Class S, IF*...................      1,453
     734    0.00%, 3/15/34, Series 2769,
              Class PO, PO...................        331
   1,141    7.50%, 8/25/42, Series T-51,
              Class 2A.......................      1,218
  10,895    6.50%, 2/25/43, Series T-54,
              Class 2A.......................     11,366
   3,838    7.00%, 2/25/43, Series T-54,
              Class 3A.......................      4,056
     821    0.00%, 9/25/43, Series T-58,
              Class A, PO....................        664
                                               ---------
                                                 445,866
                                               ---------
Government National Mortgage Assoc. (7.6%):
       0    8.50%, 9/15/04, Pool #274390.....          0
       1    8.50%, 11/15/04, Pool #253471....          1
       3    9.00%, 5/15/05, Pool #288771.....          3
       1    9.00%, 6/15/05, Pool #283904.....          1
       2    9.00%, 8/15/05, Pool #297031.....          2
       1    9.00%, 10/15/05, Pool #292589....          1
       2    9.50%, 10/15/05, Pool #291846....          2
       1    9.00%, 11/15/05, Pool #292610....          1
       1    9.00%, 11/15/05, Pool #299161....          1
       4    7.50%, 2/15/06, Pool #9989.......          4
       5    8.50%, 4/15/06, Pool #307487.....          6
       5    7.50%, 6/15/06, Pool #12149......          6
       7    8.00%, 10/15/06, Pool #11503.....          8
      29    7.50%, 5/15/07, Pool #329528.....         30
       6    7.50%, 7/15/07, Pool #17316......          7
      21    7.50%, 8/15/07, Pool #19015......         22
       3    9.00%, 1/15/09, Pool #26076......          3
      27    9.00%, 4/15/09, Pool #30352......         30
      15    8.00%, 5/15/09, Pool #385676.....         16
     603    6.50%, 7/15/09, Pool #780316.....        641
       2    8.00%, 8/15/09, Pool #372143.....          2
      59    8.00%, 10/15/09, Pool #380639....         62
       5    9.50%, 10/15/09, Pool #36582.....          5
     128    7.50%, 2/15/12, Pool #393363.....        137
      98    7.50%, 3/15/12, Pool #399163.....        105
     225    7.50%, 3/15/12, Pool #441145.....        241
   6,116    6.00%, 3/20/13, Series 02-67,
              Class VA.......................      6,327
     892    6.00%, 11/20/13, Series 02-79,
              Class KV.......................        919

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
   1,802    5.50%, 12/20/13, Series 03-4,
              Class NY.......................      1,842
   1,545    8.00%, 1/15/16, Pool #781570.....      1,634
       8    9.00%, 8/15/16, Pool #164502.....          9
       5    9.00%, 9/15/16, Pool #179044.....          5
       2    9.00%, 9/15/16, Pool #175362.....          3
       3    9.50%, 9/15/16, Pool #158201.....          3
   1,682    6.50%, 9/20/16, Series 02-48,
              Class VM.......................      1,766
      14    8.50%, 1/15/17, Pool #203625.....         16
       2    9.50%, 1/15/17, Pool #185619.....          2
       1    8.50%, 3/15/17, Pool #196700.....          2
       8    9.00%, 3/15/17, Pool #180330.....          9
       1    8.50%, 6/15/17, Pool #188545.....          1
   2,000    6.50%, 9/20/17, Series 02-47,
              Class VB.......................      2,101
     916    6.00%, 10/15/17, Pool #530747....        959
     249    8.50%, 11/15/17, Pool #780086....        277
   7,480    6.00%, 12/20/17, Series 02-88,
              Class VA.......................      7,689
      22    9.00%, 7/15/18, Pool #226769.....         24
       1    9.50%, 9/15/18, Pool #258627.....          1
       2    9.50%, 12/15/18, Pool #229531....          3
  12,000    6.50%, 7/20/19, Series 02-36,
              Class VB.......................     12,591
     306    12.00%, 11/15/19, Pool #780149...        350
       4    9.00%, 2/15/20, Pool #286315.....          4
      26    9.50%, 2/15/20, Pool #284959.....         29
       5    9.50%, 9/15/20, Pool #292918.....          6
       4    8.00%, 5/15/22, Pool #320675.....          4
       7    8.00%, 7/15/22, Pool #183670.....          8
      11    7.50%, 8/15/22, Pool #333881.....         12
     167    8.00%, 9/15/22, Pool #297628.....        185
      79    7.50%, 11/15/22, Pool #313110....         85
     143    7.00%, 8/15/23, Pool #352108.....        153
   1,253    7.00%, 9/15/23, Pool #363030.....      1,338
     212    7.00%, 11/15/23, Pool #352022....        227
   1,188    6.50%, 1/15/24, Pool #366706.....      1,250
   1,737    7.00%, 2/15/24, Pool #371281.....      1,855
   1,000    7.49%, 7/16/24, Series 94-3,
              Class PQ.......................      1,077
   4,559    7.99%, 7/16/24, Series 94-4,
              Class KQ.......................      4,912
   3,000    6.50%, 10/16/24, Series 94-7,
              Class PQ.......................      3,166
     311    9.00%, 11/15/24, Pool #780029....        351

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
      46    8.50%, 3/20/25, Pool #1974.......         51
     291    8.50%, 4/20/25, Pool #1989.......        321
     304    8.50%, 5/20/25, Pool #2006.......        336
   1,665    8.05%, 6/16/25, Series 95-3,
              Class DQ.......................      1,790
     510    7.50%, 9/16/25, Series 95-7,
              Class CQ.......................        538
     808    7.50%, 9/17/25, Series 98-26,
              Class K........................        868
     721    9.50%, 12/15/25, Pool #780965....        815
      67    8.00%, 12/20/25, Pool #2141......         74
      61    7.50%, 1/15/26, Pool #416874.....         66
      96    7.50%, 3/15/26, Pool #422292.....        104
      31    7.50%, 4/15/26, Pool #426059.....         34
   2,000    7.50%, 6/16/26, Series 00-9,
              Class PB.......................      2,131
     108    8.00%, 6/20/26, Pool #2234.......        119
     176    8.00%, 7/15/26, Pool #426612.....        193
   3,674    7.50%, 8/16/26, Series 96-16,
              Class E........................      3,921
     124    8.00%, 8/20/26, Pool #2270.......        136
     136    8.00%, 9/20/26, Pool #2285.......        149
     188    7.50%, 11/15/26, Pool #442119....        203
     105    8.00%, 11/20/26, Pool #2324......        115
      55    7.50%, 7/15/27, Pool #442119.....         59
     382    7.50%, 7/15/27, Pool #411829.....        412
     271    8.00%, 10/20/27, Pool #2499......        297
     231    8.00%, 11/20/27, Pool #2512......        253
      98    8.00%, 12/20/27, Pool #2525......        108
     146    7.50%, 2/20/28, Pool #2549.......        158
   2,040    6.00%, 3/20/28, Pool #2562.......      2,096
      32    8.00%, 5/15/28, Pool #456883.....         35
     107    8.00%, 6/20/28, Pool #2606.......        117
      78    7.50%, 7/15/28, Pool #481915.....         84
      34    8.00%, 7/15/28, Pool #468066.....         37
      70    8.00%, 8/15/28, Pool #468149.....         76
      28    8.00%, 8/20/28, Pool #2633.......         31
   2,207    6.50%, 9/15/28, Pool #468236.....      2,312
     218    7.50%, 9/15/28, Pool #486537.....        235
     411    7.50%, 9/20/28, Pool #2646.......        443
     257    8.00%, 10/20/28, Pool #2661......        282
   2,967    6.00%, 11/15/28, Pool #466406....      3,052
   4,055    5.50%, 11/20/28, Series 02-88,
              Class LI, IO...................        480
   9,632    6.00%, 2/20/29, Series 99-4,
              Class ZB.......................      9,846

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 68

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
   4,483    6.50%, 4/20/29, Series 99-10,
              Class ZC.......................      4,616
   2,456    7.50%, 8/16/29, Series 99-30,
              Class S, IF, IO*...............        262
   1,713    8.00%, 11/16/29, Series 99-41,
              Class Z........................      1,847
   1,401    7.50%, 12/20/29, Series 99-44,
              Class PC.......................      1,475
   2,000    7.00%, 2/16/30, Series 00-14,
              Class PD.......................      2,132
   1,470    7.50%, 2/16/30, Series 00-16,
              Class ZN.......................      1,554
   3,176    8.50%, 2/16/30, Series 00-9,
              Class ZJ.......................      3,489
   3,224    7.50%, 2/20/30, Series 00-6,
              Class Z........................      3,416
     577    8.00%, 6/20/30, Series 00-9,
              Class Z........................        611
     679    7.15%, 12/20/30, Series 00-38,
              Class AH.......................        703
   8,000    8.00%, 12/20/30, Series 00-37,
              Class B........................      8,603
   3,434    7.60%, 1/16/31, Series 02-31,
              Class S, IF, IO*...............        225
   3,500    6.50%, 3/20/31, Series 01-7,
              Class PK.......................      3,637
     714    26.95%, 4/20/31, Series 02-51,
              Class SG, IF*..................        886
     316    17.38%, 7/20/31, Series 01-32,
              Class WA, IF*..................        345
   3,499    5.90%, 9/17/31, Series 03-95,
              Class SC, IO, IF*..............        215
   2,000    6.50%, 12/20/31, Series 01-64,
              Class MQ.......................      2,064
   4,546    5.50%, 1/20/32, Series 03-4,
              Class NI, IO...................        944
   1,000    6.50%, 1/20/32, Series 02-7,
              Class PG.......................      1,036
     469    7.50%, 6/15/32, Pool #568309.....        506
  11,000    6.50%, 6/20/32, Series 02-45,
              Class QE.......................     11,398
   2,000    6.50%, 6/20/32, Series 02-40,
              Class UK.......................      2,076
   2,000    6.50%, 7/16/32, Series 02-47,
              Class PG.......................      2,045
   2,000    6.00%, 7/20/32, Series 02-47,
              Class PY.......................      2,092
   2,831    6.50%, 7/20/32, Series 02-47,
              Class ZA.......................      2,934
   1,800    6.50%, 8/20/32, Series 02-54,
              Class GB.......................      1,851

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
   1,365    6.50%, 2/15/33, Pool #607645.....      1,429
   1,264    0.00%, 3/16/33, Series 03-24,
              Class PO, PO...................      1,032
   1,500    6.50%, 3/20/33, Series 03-40,
              Class TJ.......................      1,514
   1,668    7.00%, 6/15/33, Pool #781614.....      1,791
   3,089    0.00%, 6/16/33, Series 03-52,
              Class AP, PO...................      1,535
     843    0.00%, 8/20/33, Series 03-66,
              Class EO, PO...................        422
     548    16.64%, 4/16/34, Series 04-28,
              Class S, IF*...................        579
                                               ---------
                                                 154,173
                                               ---------
  Total U.S. Government Agency Mortgages         936,638
                                               ---------
U.S. GOVERNMENT AGENCY SECURITIES (0.9%):
Fannie Mae (0.6%):
   2,500    5.25%, 1/15/09...................      2,621
   3,350    6.25%, 2/1/11....................      3,602
   4,000    5.50%, 3/15/11...................      4,190
   1,200    6.13%, 3/15/12...................      1,296
                                               ---------
                                                  11,709
                                               ---------
Federal Home Loan Bank (0.2%):
     920    7.70%, 9/20/04, Series AT04......        933
   1,000    7.59%, 3/10/05, Series Q-05......      1,039
   1,000    6.21%, 6/2/09, Series GA09.......      1,091
                                               ---------
                                                   3,063
                                               ---------
Freddie Mac (0.1%):
     855    7.20%, 7/18/06...................        926
   1,750    6.88%, 9/15/10...................      1,966
                                               ---------
                                                   2,892
                                               ---------
Other U.S. Agencies (0.0%):
     851    Federal Housing Administration,
              Project #07335307, 7.43%,
              1/1/22.........................        858
                                               ---------
  Total U.S. Government Agency Securities         18,522
                                               ---------
U.S. TREASURY OBLIGATIONS (17.0%):
U.S. Treasury Bonds (9.9%):
  22,076    12.75%, 11/15/10.................     25,130
  42,060    10.38%, 11/15/12.................     51,372
  51,800    12.00%, 8/15/13..................     68,391
   7,200    12.50%, 8/15/14..................     10,061
  30,000    11.75%, 11/15/14.................     41,215
   2,000    9.88%, 11/15/15..................      2,881
                                               ---------
                                                 199,050
                                               ---------

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. TREASURY OBLIGATIONS, CONTINUED:
 U.S. Treasury Inflation Protected Bonds (0.9%):
   4,850    3.38%, 1/15/07...................      6,166
   9,400    4.25%, 1/15/10...................     12,025
                                               ---------
                                                  18,191
                                               ---------
U.S. Treasury Notes (1.0%):
   2,150    6.13%, 8/15/07...................      2,333
  14,000    6.50%, 2/15/10...................     15,780
   1,500    5.75%, 8/15/10...................      1,636
                                               ---------
                                                  19,749
                                               ---------
U.S. Treasury STRIPS (5.2%):
   7,500    11/15/09.........................      6,021
   2,500    11/15/12.........................      1,693
  11,205    11/15/14.........................      6,693
   1,000    11/15/15.........................        563
  11,200    11/15/15.........................      6,275
   1,000    2/15/10..........................        795
   6,500    2/15/11..........................      4,882
     300    2/15/12..........................        213
   7,000    2/15/13..........................      4,670
  11,250    2/15/14..........................      7,067
  19,450    2/15/16..........................     10,735
   6,000    5/15/08..........................      5,226
  12,600    5/15/09..........................     10,434
   2,000    5/15/10..........................      1,569
   8,300    5/15/11..........................      6,150
  18,500    5/15/12..........................     12,912
   6,500    5/15/14..........................      4,011
   1,875    5/15/15..........................      1,087

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury STRIPS, continued:
   3,000    5/15/16..........................      1,627
   1,000    8/15/13..........................        647
  17,300    8/15/14..........................     10,515
     625    8/15/15..........................        356
   2,000    8/15/16..........................      1,066
                                               ---------
                                                 105,207
                                               ---------
  Total U.S. Treasury Obligations                342,197
                                               ---------
INVESTMENT COMPANIES (4.0%):
  79,946    One Group Prime Money Market
              Fund, Class I (d)..............     79,946
                                               ---------
  Total Investment Companies                      79,946
                                               ---------
REPURCHASE AGREEMENT (1.4%):
  29,084    State Street Bank and Trust,
              0.65%, 7/1/04 (Proceeds at
              maturity $29,085 collateralized
              by various U.S. Government
              Securities)....................     29,084
                                               ---------
  Total Repurchase Agreement                      29,084
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (17.7%):
 357,497    Pool of various securities for
              One Group Bond
              Funds -- footnote 2 (Securities
              Lending).......................    357,497
                                               ---------
  Total Short-Term Securities Held as
  Collateral for Securities Lending              357,497
                                               ---------
Total (Cost $2,339,130) (a)                    2,360,244
                                               =========

------------
Percentages indicated are based on net assets of $2,017,445.

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 52,260
                   Unrealized depreciation......................   (31,146)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 21,114
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(c) Defaulted security.

(d) Investment in affiliate.

(e) Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees.

Amounts shown as 0 rounded to less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect as of June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 70

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
ASSET BACKED SECURITIES (2.5%):
    3,700   Americredit Automobile
              Receivables Trust, Series
              01-C, Class A4, 5.01%,
              7/14/08.......................      3,790
    7,100   Americredit Automobile
              Receivables Trust, Series
              01-D, Class A4, 4.41%,
              11/12/08......................      7,219
    3,075   Americredit Automobile
              Receivables Trust, Series
              02-A, Class A4, 4.61%,
              1/12/09.......................      3,140
    2,000   Americredit Automobile
              Receivables Trust, Series
              02-D, Class A4, 3.40%,
              4/13/09.......................      2,009
    1,000   Americredit Automobile
              Receivables Trust, Series
              03-BX, Class A4A, 2.72%,
              1/6/10........................        989
    2,230   Capital One Auto Finance Trust,
              Series 01-A, Class A4, 5.40%,
              5/15/08.......................      2,281
    2,400   Capital One Master Trust, Series
              01-5, Class A, 5.30%,
              6/15/09.......................      2,504
    5,992   Chase Funding Loan Acquisition
              Trust, Series 02-C1, Class
              IA5, 6.86%, 1/25/32...........      6,046
    8,735   Citibank Credit Card Issuance
              Trust, Series 02-C2, Class C2,
              6.95%, 2/18/14................      9,496
    4,165   CNH Equipment Trust, Series
              03-B, Class A4B, 3.38%,
              2/15/11.......................      4,136
    6,300   Conseco Finance, Series 01-B,
              Class 1M1, 7.27%, 6/15/32.....      6,547
    1,380   Ford Credit Auto Owner Trust,
              Series 04-A, Class A3, 2.93%,
              3/15/08.......................      1,376
    3,079   GE Capital Mortgage Services,
              Inc., Series 99-HE1, Class M,
              6.71%, 4/25/29................      3,078
    2,080   Green Tree Financial Corp.,
              Series 95-4, Class A6, 7.30%,
              6/15/25.......................      2,168
    1,672   Household Automotive Trust,
              Series 00-1, Class A4, 7.48%,
              12/18/06......................      1,677
    1,199   Household Automotive Trust,
              Series 00-3, Class A4, 7.16%,
              5/17/07.......................      1,232
    3,900   Household Automotive Trust,
              Series 01-3, Class A4, 4.37%,
              12/17/08......................      3,965
    3,500   MBNA Master Credit Card Trust,
              Series 00-D, Class C, 8.40%,
              9/15/09 (b)...................      3,909

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
    4,000   MBNA Master Credit Card Trust,
              Series 99-J, Class C, 7.85%,
              2/15/12 (b)...................      4,559
    2,300   MBNA Master Credit Card Trust,
              Series 03-C1, Class C, 2.94%,
              6/15/12.......................      2,444
    5,505   MBNA Master Credit Card Trust,
              Series 02-C1, Class C1, 6.80%,
              7/15/14.......................      5,943
    2,541   Merrill Lynch, Inc., Series
              144-S, 7.43%, 7/25/24.........      2,563
    1,000   Onyx Acceptance Auto Trust,
              Series 04-B, Class A3, 3.09%,
              9/15/08.......................      1,000
    2,141   Onyx Acceptance Auto Trust,
              Series 01-D, Class A4, 4.32%,
              10/15/08......................      2,169
    3,000   Onyx Acceptance Auto Trust,
              Series 02-C, Class A4, 4.07%,
              4/15/09.......................      3,048
    2,000   Onyx Acceptance Auto Trust,
              Series 02-D, Class A4, 3.10%,
              7/15/09.......................      2,003
    5,536   Residential Asset Mortgage
              Products, Inc., Series 01-RS3,
              Class AI4, 6.29%, 10/25/31....      5,625
    1,800   Standard Credit Card Master
              Trust, Series 94-2, Class A,
              7.25%, 4/7/08.................      1,932
   10,000   Textron Financial Corp.,
              Receivables Trust, Series
              00-C, Class A3, 6.61%,
              2/15/15 (b)...................     10,144
    1,250   Union Acceptance Corp., Series
              00-D, Class B, 8.25%,
              7/8/08........................      1,289
    2,600   WFS Financial Owner Trust,
              Series 03-1, Class A3, 2.03%,
              8/20/07.......................      2,600
    1,370   WFS Financial Owner Trust,
              Series 04-1, Class A3, 2.19%,
              6/20/08.......................      1,352
    1,000   WFS Financial Owner Trust,
              Series 04-2, Class A3, 2.85%,
              9/22/08.......................        995
    4,200   WFS Financial Owner Trust,
              Series 02-1, Class A4A, 4.87%,
              9/20/09.......................      4,305
    3,400   WFS Financial Owner Trust,
              Series 02-3, Class A4, 3.50%,
              2/20/10.......................      3,426

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
    4,700   WFS Financial Owner Trust,
              Series 02-2, Class A4, 4.50%,
              2/20/10.......................      4,803
    3,250   WFS Financial Owner Trust,
              Series 02-4, Class A4A, 3.11%,
              8/20/10.......................      3,235
    2,200   WFS Financial Owner Trust,
              Series 03-2, Class A4, 2.41%,
              12/20/10......................      2,160
    2,945   WFS Financial Owner Trust,
              Series 03-4, Class A4, 3.15%,
              5/20/11.......................      2,917
                                              ---------
  Total Asset Backed Securities                 134,074
                                              ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (6.0%):
Financial Services (6.0%):
    3,400   American Express Credit Account
              Master Trust, Series 04-3,
              Class A, 4.35%, 12/15/11......      3,403
    5,200   Banc of America Funding Corp.,
              Series 03-3, Class 1A33,
              5.50%, 10/25/33...............      5,217
    5,000   Bank of America Mortgage
              Securities, Series 04-E, Class
              2A5, 4.13%, 6/25/34...........      4,825
   47,371   Bank of America Mortgage
              Securities Trust, Series 04-3,
              Class 15IO, 0.22%, 4/25/19,
              IO............................        387
    2,908   Bank of America Mortgage
              Securities Trust, Series 03-8,
              Class A, 0.00%, 11/25/33, PO..      2,075
    3,128   Bank of America Mortgage
              Securities Trust, Series
              03-11, Class PO, 0.00%,
              1/25/34, PO...................      1,976
    2,883   Citicorp Mortgage Securities,
              Inc., Series 93-14, Class A3,
              2.30%, 11/25/23...............      2,912
      209   Citicorp Mortgage Securities,
              Inc., Series 95-2, Class A7,
              7.50%, 4/25/25................        209
      353   Citicorp Mortgage Securities,
              Inc., Series 01-6, Class APO,
              0.00%, 5/25/29, PO............        341
   13,839   Citigroup Mortgage Loan Trust,
              Inc., 5.50%, 12/25/18.........     13,836
    6,468   Citigroup Mortgage Loan Trust,
              Inc., 7.00%, 9/25/33..........      6,670
    1,801   Countrywide Alternative Loan
              Trust, Series 01-6, Class 2A4,
              7.00%, 7/25/31................      1,800

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
    6,500   Countrywide Alternative Loan
              Trust, Series 01-10, Class A5,
              6.75%, 12/25/31...............      6,803
   16,665   Countrywide Alternative Loan
              Trust, Series 02-2, Class A12,
              6.75%, 4/25/32................     16,675
    6,000   Countrywide Alternative Loan
              Trust, Series 02-8, Class A4,
              6.50%, 7/25/32................      6,130
   15,405   Countrywide Home Loans, Series
              03-J7, Class 4A3, 8.36%,
              8/25/18, IF*..................     14,715
    1,682   Countrywide Home Loans, Series
              02-J2, Class A11AA, 6.50%,
              6/25/32.......................      1,681
    2,371   Countrywide Home Loans, Series
              02-16, Class AR, 2.50%,
              1/25/33.......................      2,306
    7,090   Countrywide Home Loans, Series
              03-J2, Class A17, 6.30%,
              4/25/33, IF, IO*..............        506
   22,415   Countrywide Home Loans, Series
              03-26, Class 1A6, 3.50%,
              8/25/33.......................     22,251
    2,000   Countrywide Home Loans, Series
              03-44, Class A9, 0.00%,
              10/25/33, PO..................        715
      394   DLJ Mortgage Acceptance Corp.,
              Series 98-A, Class A2, 8.14%,
              5/28/28, IF* (b)..............        394
    7,562   Federal National Mortgage
              Association, Series 04-14,
              Class CD, 7.43%, 3/25/34, PO..      4,756
      344   First Boston Mortgage Securities
              Corp., Series C, 0.00%,
              4/25/17, PO...................        301
      348   First Boston Mortgage Securities
              Corp., Series C, 10.97%,
              4/25/17, IO...................         98
    1,900   Impac Secured Assets Common
              Owner Trust, Series 00-1,
              Class A8, 8.15%, 4/25/30......      1,898
    6,327   Master Asset Securitization
              Trust, Series 02-3, Class
              2A16, 6.50%, 7/25/32..........      6,324
    4,574   Master Asset Securitization
              Trust, Series 02-4, Class A19,
              6.50%, 8/25/32................      4,572
    2,845   Master Asset Securitization
              Trust, Series 03-12, Class
              30PO, 0.00%, 12/25/33, PO.....      1,931

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 72

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
    1,929   Master Asset Securitization
              Trust, Series 04-1, Class
              30PO, 0.00%, 2/25/34, PO......      1,346
    1,255   Merrill Lynch Trust, Series 47,
              Class Z, 8.99%, 10/20/20......      1,347
        0   Morgan Stanley Mortgage Trust,
              Series 35, Class 2, 3886.76%,
              4/20/21, HB, IF*..............         63
        0   Morgan Stanley Mortgage Trust,
              Series 37, Class 2, 3886.76%,
              7/20/21, HB, IF*..............         57
       61   Morgan Stanley Mortgage Trust,
              Series 39, Class 3, 0.00%,
              12/20/21, PO..................         60
    1,708   Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A7, 5.00%,
              4/25/18.......................      1,743
    1,555   Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A5, 7.00%,
              4/25/33.......................      1,569
    6,612   Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A1, 5.50%,
              5/25/33.......................      6,791
    8,052   Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A2, 6.00%,
              5/25/33.......................      8,290
    3,824   Norwest Integrated Structured
              Assets, Inc., Series 00-1,
              Class 1A4, 7.50%, 3/25/30.....      3,850
       66   Paine Webber CMO Trust, Series
              H, Class 4, 8.75%, 4/1/18.....         71
      324   Paine Webber CMO Trust, Series
              P, Class 4, 8.50%, 8/1/19.....        344
      111   PNC Mortgage Securities Corp.,
              Series 98-8, Class 1A11,
              6.75%, 8/25/29................        111
   10,000   Residential Accredit Loans,
              Inc., Series 02-QS8, Class A5,
              6.25%, 6/25/17................     10,310
    5,603   Residential Accredit Loans,
              Inc., Series 02-QS16, Class
              A3, 14.32%, 10/25/17, IF*.....      6,103
    8,676   Residential Accredit Loans,
              Inc., Series 03-QS3, Class A8,
              6.50%, 2/25/18, IO, IF*.......        867
   10,670   Residential Accredit Loans,
              Inc., Series 03-QS3, Class A2,
              14.08%, 2/25/18, IF*..........     11,420

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
   23,131   Residential Accredit Loans,
              Inc., Series 03-QS9, Class A3,
              6.45%, 5/25/18, IO, IF*.......      2,841
    5,702   Residential Accredit Loans,
              Inc., Series 03-QS12, Class
              A5, 5.00%, 6/25/18, IO........      1,074
   18,736   Residential Accredit Loans,
              Inc., Series 03-QS13, Class
              A2A, 6.50%, 6/25/18, IO,
              IF*...........................      2,382
   13,357   Residential Accredit Loans,
              Inc., Series 03-QS18, Class
              A1, 5.00%, 9/25/18............     13,381
      700   Residential Accredit Loans,
              Inc., Series 96-QS3, Class
              AI-11, 7.75%, 6/25/26.........        700
      229   Residential Accredit Loans,
              Inc., Series 98-QS4, Class
              AI5, 7.00%, 3/25/28...........        229
      757   Residential Accredit Loans,
              Inc., Series 00-QS14, Class
              A4, 7.75%, 12/25/30...........        757
      263   Residential Accredit Loans,
              Inc., Series 01-QS14, Class
              A4A, 6.45%, 10/25/31, IO,
              IF*...........................          1
    3,500   Residential Accredit Loans,
              Inc., Series 02-QS3, Class
              A10, 6.75%, 3/25/32...........      3,691
    2,037   Residential Accredit Loans,
              Inc., Series 02-QS6, Class
              A10, 6.50%, 5/25/32...........      2,048
      672   Residential Asset Securitization
              Trust, Series 00-A7, Class A3,
              8.00%, 11/25/30...............        673
    2,581   Residential Asset Securitization
              Trust, Series 03-A13, Class
              A3, 5.50%, 1/25/34............      2,564
    4,000   Residential Funding Mortgage
              Securities I, Series 03-S12,
              Class 4A5, 4.50%, 12/25/32....      3,948
    1,220   Residential Funding Mortgage
              Securities I, Inc., Series
              94-S8, Class A6, 6.00%,
              3/25/09.......................      1,220
    5,635   Residential Funding Mortgage
              Securities I, Inc., Series
              03-S14, Class A4, 0.00%,
              7/25/18, PO...................      4,550
   22,257   Residential Funding Mortgage
              Securities I, Inc., Series
              03-S7, Class A17, 4.00%,
              5/25/33.......................     22,169

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
    3,000   Residential Funding Mortgage
              Securities I, Inc., Series
              02-S13, Class A3, 5.50%,
              6/25/33.......................      2,836
      195   Rural Housing Trust, Series
              87-1, Class 3B, 7.33%,
              4/1/26........................        197
    2,555   Salomon Brothers Mortgage
              Securities Trust VII, Series
              03-UP2, Class P01, 0.00%,
              12/25/18, PO..................      2,169
      159   Salomon Brothers Mortgage
              Securities Trust VII, Series
              00-UP1, Class A2, 8.00%,
              9/25/30.......................        165
    7,500   Structured Adjustable Rate
              Mortgage Loan, Series 04-6,
              Class 5A4, 5.02%, 6/25/34.....      7,045
      969   Structured Asset Securities
              Corp., Series 01-1, Class 1A8,
              6.85%, 2/25/31................        971
    1,128   Structured Asset Securities
              Corp., Series 02-10H, Class
              1AP, 0.00%, 5/25/32, PO.......        894
    3,129   Vendee Mortgage Trust, Series
              94-1, Class 2J, 6.50%,
              2/15/13.......................      3,260
    4,451   Vendee Mortgage Trust, Series
              94-1, Class 1, 5.63%,
              2/15/24.......................      4,492
    5,257   Vendee Mortgage Trust, Series
              96-1, Class 1Z, 6.75%,
              2/15/26.......................      5,444
    3,684   Vendee Mortgage Trust, Series
              96-2, Class 1Z, 6.75%,
              6/15/26.......................      3,931
    7,786   Vendee Mortgage Trust, Series
              97-1, Class 2Z, 7.50%,
              2/15/27.......................      8,647
   11,000   Vendee Mortgage Trust, Series
              98-1, Class 2E, 7.00%,
              9/15/27.......................     11,395
    4,000   Washington Mutual Mortgage
              Securities Corp., Series
              03-S8, Class A6, 4.50%,
              9/25/18.......................      3,707
    1,832   Washington Mutual Mortgage
              Securities Corp., Series
              03-S10, Class A6, 0.00%,
              10/25/18, PO..................      1,286
    4,000   Washington Mutual Mortgage
              Securities Corp., Series
              03-AR7, Class A6, 3.03%,
              8/25/33.......................      3,824
    2,931   Washington Mutual Mortgage
              Securities Corp., Series
              03-S9, Class P, 0.00%,
              10/25/33, PO..................      1,921
    2,500   Wells Fargo Mortgage Backed
              Securities Trust, Series 03-8,
              Class A9, 4.50%, 8/25/18......      2,322

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
    4,078   Wells Fargo Mortgage Backed
              Securities Trust, Series
              03-11, Class 1APO, 0.00%,
              10/25/18, PO..................      3,175
    5,000   Wells Fargo Mortgage Backed
              Securities Trust, Series
              03-13, Class A7, 4.50%,
              11/25/18......................      4,638
                                              ---------
  Total Collateralized Mortgage Obligations     324,596
                                              ---------
CORPORATE BONDS (14.8%):
Aerospace & Defense (0.1%):
    2,312   BAE Systems 2001 Asset Trust,
              7.16%, 12/15/11 (b)...........      2,462
    1,750   General Dynamics Corp., 4.50%,
              8/15/10.......................      1,744
                                              ---------
                                                  4,206
                                              ---------
Air Transport (0.0%):
    1,668   Delta Air Lines, Inc., Series
              00-1, Class A1, 7.38%,
              5/18/10.......................      1,579
                                              ---------
Airlines (0.5%):
    2,500   Continental Airlines, Inc.,
              Series 99-2, Class A2, 7.06%,
              9/15/09.......................      2,475
    1,139   Continental Airlines, Inc.,
              Series 97-4, Class B, 6.90%,
              1/2/17........................        880
    1,066   Continental Airlines, Inc.,
              Series 99-2, Class A1, 7.26%,
              3/15/20.......................      1,039
    3,850   Delta Airlines, Inc., Series
              00-1, Class A2, 7.57%,
              11/18/10......................      3,575
    3,200   Delta Airlines, Inc., Series
              02-1, Class G2, 6.42%,
              7/2/12........................      3,312
      893   Northwest Airlines, Inc., Series
              01-1, Class B, 7.69%,
              4/1/17........................        712
      985   Northwest Airlines, Inc., Series
              01-1, Class A1, 7.04%,
              4/1/22........................        947
    2,253   Southwest Airlines Co., Series
              01-1, Class A1, 5.10%,
              5/1/06........................      2,310
    2,500   United Airlines, Inc., Series
              01-1, Class A2, 6.20%,
              9/1/08........................      2,058
    1,500   United Airlines, Inc., Series
              00-1, Class A2, 7.73%,
              7/1/10........................      1,226
    3,386   United Airlines, Inc., Series
              00-2, Class A2, 7.19%,
              4/1/11........................      2,820
    1,892   United Airlines, Inc., Series
              01-1, Class A2, 6.07%,
              3/1/13........................      1,570
    5,670   United Airlines, Inc., Series
              00-1, Class A1, 7.78%,
              1/1/14........................      4,679
                                              ---------
                                                 27,603
                                              ---------

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 74

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Automotive (0.4%):
    2,500   Daimler Chrysler NA Holdings,
              7.40%, 1/20/05................      2,568
    2,600   Daimler Chrysler NA Holdings,
              4.75%, 1/15/08................      2,624
    6,500   Daimler Chrysler NA Holdings,
              4.05%, 6/4/08.................      6,379
      600   General Motors Acceptance Corp.,
              6.75%, 1/15/06................        629
    4,545   General Motors Corp., 7.20%,
              1/15/11.......................      4,768
    2,970   General Motors Corp., 8.80%,
              3/1/21........................      3,263
                                              ---------
                                                 20,231
                                              ---------
Banking, Finance & Insurance (9.5%):
    2,000   ABN AMRO Bank NV, Chicago,
              7.25%, 5/31/05................      2,083
    1,230   AIG International Lease Finance
              Corp., 5.88%, 5/1/13..........      1,263
    1,500   American Express Credit, 3.00%,
              5/16/08.......................      1,445
    2,850   American General Finance Corp.,
              4.50%, 11/15/07...............      2,897
    2,000   American General Finance Corp.,
              5.38%, 10/1/12................      2,006
    3,900   American International Group,
              4.25%, 5/15/13................      3,618
    5,800   ASIF Global Financing XIX,
              4.90%, 1/17/13 (b)............      5,674
    2,000   ASIF Global Financing XX, 2.65%,
              1/17/06 (b)...................      1,995
    6,000   ASIF Global Financing XXIII,
              3.90%, 10/22/08 (b)...........      5,933
    2,625   Associates Corp., 8.55%,
              7/15/09.......................      3,088
    4,435   Associates Corp., 8.15%,
              8/1/09........................      5,134
    2,500   Associates Corp., 7.95%,
              2/15/10.......................      2,884
    4,800   Bank of America Corp., 3.88%,
              1/15/08.......................      4,796
   13,165   Bank of America Corp., 7.80%,
              2/15/10.......................     15,146
    2,650   Bank of America Corp., 7.40%,
              1/15/11.......................      3,007
    1,400   Bank United, 8.00%, 3/15/09.....      1,613
   10,000   Bear Stearns Co., Inc., 3.25%,
              3/25/09.......................      9,468
    1,000   Bear Stearns Co., Inc., 7.63%,
              12/7/09.......................      1,137
    2,300   BellSouth Capital Funding,
              7.75%, 2/15/10................      2,630

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
    5,650   Boeing Capital Corp., 6.36%,
              7/15/05.......................      5,801
    3,000   Capital One Bank, 8.25%,
              6/15/05.......................      3,146
      425   Capital One Bank, 5.75%,
              9/15/10.......................        437
    3,410   CIT Group Holdings, 6.50%,
              2/7/06........................      3,594
    1,000   CIT Group, Inc., 7.63%,
              8/16/05.......................      1,054
    1,250   Citigroup, Inc., 3.50%,
              2/1/08........................      1,234
      750   Citigroup, Inc., 6.20%,
              3/15/09.......................        806
    3,000   Citigroup, Inc., 7.25%,
              10/1/10.......................      3,383
    1,000   Citigroup, Inc., 5.63%,
              8/27/12.......................      1,030
    1,000   Corporation Andina de Fomento
              California, 5.20%, 5/21/13....        964
    2,500   Countrywide Home Loans, 7.20%,
              10/30/06......................      2,706
    3,000   Countrywide Home Loans, 3.25%,
              5/21/08.......................      2,888
    5,500   Countrywide Home Loans, 4.00%,
              3/22/11.......................      5,137
    1,100   Credit Suisse First Boston
              (USA), Inc., 4.70%, 6/1/09....      1,104
   15,425   Credit Suisse First Boston
              (USA), Inc., 6.13%,
              11/15/11......................     16,259
    2,500   Credit Suisse First Boston
              (USA), Inc., 5.50%, 8/15/13...      2,495
    3,000   Dow Capital BV, 8.50%, 6/8/10...      3,483
    1,900   First Union National, Inc.,
              7.80%, 8/18/10................      2,198
    5,500   Firstar Bank N.A., 7.13%,
              12/1/09.......................      6,201
    1,490   Ford Motor Credit Co., 7.60%,
              8/1/05........................      1,560
   13,260   Ford Motor Credit Co., 6.88%,
              2/1/06........................     13,914
    3,250   Ford Motor Credit Co., 5.80%,
              1/12/09.......................      3,284
   14,925   Ford Motor Credit Co., 7.38%,
              10/28/09......................     15,946
    8,140   Ford Motor Credit Co., 7.88%,
              6/15/10.......................      8,867
    5,300   GE Capital Corp., 4.25%,
              1/15/08.......................      5,371
    4,000   GE Capital Corp., 3.50%,
              5/1/08........................      3,939
    2,100   GE Capital Corp., 4.63%,
              9/15/09.......................      2,125
    8,300   GE Capital Corp., 6.13%,
              2/22/11.......................      8,901

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   13,100   GE Capital Corp., 5.88%,
              2/15/12.......................     13,760
    9,280   GE Capital Corp., 6.00%,
              6/15/12.......................      9,809
    5,100   GE Capital Corp., 6.75%,
              3/15/32.......................      5,500
    9,170   GMAC, 6.13%, 9/15/06............      9,554
    3,300   GMAC, 7.75%, 1/19/10............      3,586
   14,715   GMAC, 7.25%, 3/2/11.............     15,464
    3,330   Goldman Sachs Group LP, 3.88%,
              1/15/09.......................      3,251
    1,000   Goldman Sachs Group LP, 6.65%,
              5/15/09.......................      1,090
      510   Goldman Sachs Group LP, 7.35%,
              10/1/09.......................        573
   11,300   Goldman Sachs Group LP, 6.88%,
              1/15/11.......................     12,421
    2,825   Goldman Sachs Group LP, 6.60%,
              1/15/12.......................      3,044
    1,600   Goldman Sachs Group LP, 4.75%,
              7/15/13.......................      1,506
    2,740   Goldman Sachs Group LP, 5.25%,
              10/15/13......................      2,665
    1,000   Household Finance Corp., 7.20%,
              7/15/06.......................      1,076
    4,500   Household Finance Corp., 7.88%,
              3/1/07........................      4,975
    3,000   Household Finance Corp., 6.40%,
              6/17/08.......................      3,230
    5,670   Household Finance Corp., 6.50%,
              11/15/08......................      6,132
   18,020   Household Finance Corp., 5.88%,
              2/1/09........................     19,041
    2,500   Household Finance Corp., 4.75%,
              5/15/09.......................      2,517
      835   Household Finance Corp., 6.75%,
              5/15/11.......................        914
      500   Household Finance Corp., 6.38%,
              11/27/12......................        531
      550   Household Finance Corp., 7.35%,
              11/27/32......................        623
    3,125   Huntington National Bank, 8.00%,
              4/1/10........................      3,612
    1,545   International Lease Finance
              Corp., 4.50%, 5/1/08..........      1,572
    4,500   Jackson National Life Global,
              6.13%, 5/30/12 (b)............      4,728
    2,700   John Hancock Global Funding,
              7.90%, 7/2/10 (b).............      3,132
    2,500   John Hancock Global Funding II,
              3.50%, 1/30/09 (b)............      2,421
    1,250   Key Bank, 7.50%, 9/15/08........      1,396

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
    4,100   KeyCorp, 4.70%, 5/21/09.........      4,119
      660   Lehman Brothers Holdings, Inc.,
              7.88%, 11/1/09................        761
    3,870   Lehman Brothers Holdings, Inc.,
              6.63%, 1/18/12................      4,208
    4,100   Massmutual Global Funding II,
              3.25%, 6/15/07 (b)............      4,087
    4,400   Massmutual Global Funding II,
              3.50%, 3/15/10 (b)............      4,176
    2,000   Merrill Lynch & Co., 3.38%,
              9/14/07.......................      1,981
    2,100   Merrill Lynch & Co., 3.70%,
              4/21/08.......................      2,069
    5,200   Merrill Lynch & Co., 4.13%,
              1/15/09.......................      5,134
    2,900   Metropolitan Life Insurance Co.,
              5.20%, 9/18/13 (b)............      2,862
    1,500   MGIC Investment Corp., 6.00%,
              3/15/07.......................      1,588
    2,900   Monumental Global Funding,
              5.20%, 1/30/07 (b)............      3,034
    1,300   Morgan Stanley Dean Witter and
              Co., 4.25%, 5/15/10...........      1,277
      900   Morgan Stanley Dean Witter and
              Co., 8.00%, 6/15/10...........      1,053
   11,775   Morgan Stanley Dean Witter and
              Co., 6.75%, 4/15/11...........     12,922
    6,450   Morgan Stanley Dean Witter and
              Co., 6.60%, 4/1/12............      6,954
    2,915   Morgan Stanley Dean Witter and
              Co., 4.75%, 4/1/14............      2,695
   17,075   National Rural Utilities, 6.00%,
              5/15/06.......................     17,977
    1,200   Nationwide Financial Services,
              6.25%, 11/15/11...............      1,282
    2,375   New York Life Global Funding,
              3.88%, 1/15/09 (b)............      2,338
    7,000   New York Life Global Funding,
              5.38%, 9/15/13 (b)............      7,041
    1,515   Pacific Life Global Funding,
              3.75%, 1/15/09 (b)............      1,487
    3,335   PHH Corp., 7.13%, 3/1/13........      3,648
    1,500   Popular North America, Inc.,
              4.25%, 4/1/08.................      1,500
      600   Principal Life Global Funding,
              5.13%, 6/28/07 (b)............        626
    2,500   Principal Life Global Funding,
              2.80%, 6/26/08 (b)............      2,398
   10,750   Principal Life Global Funding,
              6.25%, 2/15/12 (b)............     11,499
    6,000   Protective Life Secured Trust,
              4.00%, 4/1/11.................      5,687

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 76

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
    3,985   Royal Bank of Canada, 3.88%,
              5/4/09........................      3,911
    2,500   SLM Corp., Series A, 5.38%,
              1/15/13.......................      2,503
    3,000   Spear Leeds & Kellogg LP, 8.25%,
              8/15/05 (b)...................      3,168
    3,400   State Street Corp., 7.65%,
              6/15/10.......................      3,963
    2,000   Suntrust Bank, 6.38%, 4/1/11....      2,170
    1,400   Toyota Motor Credit Corp.,
              2.88%, 8/1/08.................      1,339
    7,600   U.S. Bancorp, 6.50%, 2/1/08.....      8,278
    2,500   U.S. Bancorp, 7.50%, 6/1/26.....      2,923
    4,000   USAA Capital Corp., 7.05%,
              11/8/06 (b)...................      4,344
    4,800   Wachovia Corp., 4.95%,
              11/1/06.......................      4,975
    6,315   Wachovia Corp., 3.63%,
              2/17/09.......................      6,132
    1,700   Washington Mutual Finance,
              6.88%, 5/15/11................      1,864
    1,750   Washington Mutual Finance,
              6.88%, 6/15/11................      1,918
    5,235   Wells Fargo Bank, 3.13%,
              4/1/09........................      4,975
    5,100   Wells Fargo Bank, 7.55%,
              6/21/10.......................      5,878
    2,500   World Savings Bank FSB, 4.50%,
              6/15/09.......................      2,514
                                              ---------
                                                517,025
                                              ---------
Energy (0.4%):
      700   Appalachian Power, 6.60%,
              5/1/09........................        758
    2,250   Carolina Power and Light, 5.13%,
              9/15/13.......................      2,220
    3,200   Constellation Energy Group,
              6.35%, 4/1/07.................      3,406
    1,000   Constellation Energy Group,
              7.00%, 4/1/12.................      1,091
    3,750   DTE Energy Co., 6.65%, 4/15/09..      4,007
    5,000   Duke Energy Corp., 4.20%,
              10/1/08.......................      4,916
    3,600   Duke Energy Corp., 5.63%,
              11/30/12......................      3,596
                                              ---------
                                                 19,994
                                              ---------
Governments (Foreign) (0.5%):
    2,500   Province of Quebec, 6.50%,
              1/17/06.......................      2,631
   11,500   Province of Quebec, 5.75%,
              2/15/09.......................     12,222

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Governments, continued:
    1,000   Province of Quebec, 7.37%,
              3/6/26........................      1,185
    4,130   United Mexican States, 4.63%,
              10/8/08.......................      4,077
    1,080   United Mexican States, 6.38%,
              1/16/13.......................      1,081
    8,715   United Mexican States, 7.50%,
              4/8/33........................      8,458
                                              ---------
                                                 29,654
                                              ---------
Industrial Goods & Services (0.5%):
    1,035   Dow Chemical, 6.13%, 2/1/11.....      1,096
      700   ERP Operating LP, 4.75%,
              6/15/09.......................        702
    2,800   IBM Corp., 5.39%, 1/22/09.......      2,922
    1,000   IBM Corp., 6.22%, 8/1/27........      1,022
    1,800   International Paper Co., 6.50%,
              11/15/07......................      1,943
    1,570   International Paper Co., 4.25%,
              1/15/09.......................      1,545
    3,400   International Paper Co., 4.00%,
              4/1/10........................      3,247
    4,500   Phillips Petroleum Co., 8.75%,
              5/25/10.......................      5,445
    1,150   Tyco International Group, 8.20%,
              10/15/08......................      1,299
    2,500   Tyco International Group, 6.75%,
              2/15/11.......................      2,720
    5,500   Tyco International Group, 6.38%,
              10/15/11......................      5,859
      500   Weyerhaeuser Co., 6.13%,
              3/15/07.......................        529
    1,250   Weyerhaeuser Co., 6.75%,
              3/15/12.......................      1,356
                                              ---------
                                                 29,685
                                              ---------
Multimedia (0.4%):
    2,200   AOL Time Warner, Inc., 5.63%,
              5/1/05........................      2,254
    1,600   AOL Time Warner, Inc., 8.18%,
              8/15/07.......................      1,789
    2,200   AOL Time Warner, Inc., 7.48%,
              1/15/08.......................      2,392
    2,300   AOL Time Warner, Inc., 10.15%,
              5/1/12........................      2,933
    3,125   AOL Time Warner, Inc., 9.15%,
              2/1/23........................      3,870
      455   AOL Time Warner, Inc., 7.70%,
              5/1/32........................        499
    3,740   Comcast Corp., 5.50%, 3/15/11...      3,781
    2,000   Cox Radio, Inc., 6.38%,
              5/15/05.......................      2,051

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Multimedia, continued:
    1,500   Knight-Ridder, Inc., 7.13%,
              6/1/11........................      1,689
    1,000   Viacom, Inc., 7.75%, 6/1/05.....      1,047
                                              ---------
                                                 22,305
                                              ---------
Real Estate (0.1%):
    4,810   EOP Operating LP, 6.75%,
              2/15/12.......................      5,173
      900   Harrah's Operating Co., Inc.,
              8.00%, 2/1/11.................      1,017
                                              ---------
                                                  6,190
                                              ---------
Retailers (0.2%):
    3,000   Kroger Co., 8.05%, 2/1/10.......      3,458
    5,250   Wal-Mart Stores, Inc., 4.13%,
              2/15/11.......................      5,075
                                              ---------
                                                  8,533
                                              ---------
Telecommunications (1.6%):
    3,500   Ameritech Capital Funding Corp.,
              5.95%, 1/15/38................      3,571
      815   AT&T Wireless Services, Inc.,
              7.50%, 5/1/07.................        894
    2,200   Bell Telephone Co.,
              Pennsylvania, 8.35%,
              12/15/30......................      2,650
    4,126   BellSouth Telecommunications,
              6.30%, 12/15/15...............      4,436
    7,975   British Telecom PLC, 8.38%,
              12/15/10......................      9,325
      750   Cox Communications, Inc., 6.88%,
              6/15/05.......................        777
    1,825   Cox Communications, Inc., 7.75%,
              11/1/10.......................      2,071
    5,000   France Telecom, 9.00%, 3/1/11...      5,802
    2,000   GTE Corp. (Verizon
              Communications), 7.51%,
              4/1/09........................      2,239
      220   Liberty Media Corp., 5.70%,
              5/15/13.......................        217
    5,650   Nynex Capital Funding, 8.23%,
              10/15/09......................      6,519
    2,300   Sprint Capital Corp., 7.13%,
              1/30/06.......................      2,435
   11,350   Sprint Capital Corp., 6.00%,
              1/15/07.......................     11,894
    3,000   Sprint Capital Corp., 7.63%,
              1/30/11.......................      3,321
    1,000   Sprint Capital Corp., 8.38%,
              3/15/12.......................      1,151
    1,400   Sprint Capital Corp., 8.75%,
              3/15/32.......................      1,636
    7,300   TCI Communications, Inc., 9.80%,
              2/1/12........................      9,165
    2,700   Telus Corp., 8.00%, 6/1/11......      3,073

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
    8,250   Verizon Global Funding Corp.,
              7.25%, 12/1/10................      9,235
    1,470   Verizon Maryland, Inc., 6.13%,
              3/1/12........................      1,534
    2,130   Verizon New England, Inc.,
              6.50%, 9/15/11................      2,273
    1,705   Verizon New York, Inc., 6.88%,
              4/1/12........................      1,831
                                              ---------
                                                 86,049
                                              ---------
Telecommunications/Mobile, Cellular (0.1%):
    4,235   AT&T Wireless Services, Inc.,
              7.88%, 3/1/11.................      4,823
                                              ---------
Transportation & Shipping (0.0%):
    2,545   Burlington North Sante Fe,
              7.13%, 12/15/10...............      2,847
       34   Regional Jet Equipment Trust,
              Series 00-1, 7.77%,
              9/5/04 (b)....................         33
                                              ---------
                                                  2,880
                                              ---------
Utilities (0.4%):
      700   Alabama Power Co., 4.70%,
              12/1/10.......................        698
    2,480   American Electric Power Co.,
              Series A, 6.13%, 5/15/06......      2,605
    1,260   Appalachian Power Co., Series E,
              4.80%, 6/15/05................      1,285
    1,710   Dominion Resources, Inc., 2.80%,
              2/15/05.......................      1,716
    3,310   Dominion Resources, Inc., 6.25%,
              6/30/12.......................      3,475
    5,025   Exelon Generation Co., L.L.C.,
              6.95%, 6/15/11................      5,509
    1,800   Keyspan Gas East, 7.88%,
              2/1/10........................      2,086
    2,000   Ohio Valley Electric Co., 5.94%,
              2/12/06 (b)...................      2,094
    2,360   PSEG Power, 7.75%, 4/15/11......      2,676
      500   Virginia Electric & Power Co.,
              5.38%, 2/1/07.................        522
                                              ---------
                                                 22,666
                                              ---------
  Total Corporate Bonds                         803,423
                                              ---------
U.S. GOVERNMENT AGENCY MORTGAGES (50.3%):
Fannie Mae (19.7%):
        0   758.75%, 1/25/06, Series 91-4,
              Class N, HB...................          1
        0   1008.00%, 4/25/06, Series 91-33,
              Class J, HB*..................          1
      179   0.00%, 9/25/06, Series 96-46,
              Class PE, PO..................        174

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 78

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      482   8.00%, 8/25/07, Series 92-152,
              Class N, IO...................         43
    3,750   7.50%, 9/25/07, Series 92-156,
              Class K.......................      3,930
      834   7.00%, 1/25/08, Series 93-8,
              Class H.......................        869
      950   1.88%, 5/25/08, Series 93-59,
              Class FA*.....................        959
      291   2.70%, 5/25/08, Series 93-72,
              ClasswF*......................        292
    2,000   6.50%, 5/25/08, Series 93-55,
              Class K.......................      2,094
      141   2.65%, 6/25/08, Series 93-107,
              Class F*......................        142
      220   9.06%, 7/25/08, Series 93-238,
              Class SB, IF*.................        223
      712   0.00%, 9/25/08, Series 96-20,
              Class L, PO...................        670
    2,922   0.00%, 9/25/08, Series 96-39,
              Class J, PO...................      2,750
      541   9.25%, 9/25/08, Series 93-186,
              Class SA, IF*.................        576
      531   11.83%, 9/25/08, Series 93-175,
              Class SA, IF*.................        576
    1,912   14.62%, 9/25/08, Series 93-164,
              Class SC, IF*.................      2,139
    2,348   0.00%, 10/25/08, Series 96-24,
              Class B, PO...................      2,220
      513   2.70%, 10/25/08, Series 93-196,
              Class FA*.....................        515
      287   9.25%, 10/25/08, Series 93-196,
              Class SB, IF*.................        306
      655   13.11%, 10/25/08, Series 93-197,
              Class SB, IF*.................        715
    1,568   13.18%, 10/25/08, Series 93-94,
              Class S, IF*..................      1,720
       26   256.00%, 11/1/08, Series K,
              Class 2, HB...................         83
    1,687   0.00%, 12/25/08, Series 98-27,
              Class B, PO...................      1,583
    1,172   2.23%, 12/25/08, Series 93-221,
              Class FH*.....................      1,195
      570   9.50%, 12/25/08, Series 93-221,
              Class SE, IF*.................        624
    1,833   15.38%, 12/25/08, Series 93-233,
              Class SB, IF*.................      2,103
      156   2.85%, 1/25/09, Series 94-12,
              Class FC*.....................        157
      294   17.57%, 2/25/09, Series 94-13,
              Class SK, IF*.................        334
    1,084   0.00%, 3/25/09, Series 96-24,
              Class E, PO...................      1,012

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
       50   1.53%, 3/25/09, Series 94-33,
              Class F*......................         50
       62   2.70%, 3/25/09, Series 94-32,
              Class F*......................         62
      930   2.80%, 3/25/09, Series 94-33,
              Class FA*.....................        936
    5,171   6.00%, 3/25/09, Series 94-34,
              Class DZ......................      5,394
      106   6.50%, 3/25/09, Series 95-13,
              Class B.......................        108
    4,643   14.30%, 3/25/09, Series 02-8,
              Class SR, IF*.................      5,324
      135   14.73%, 3/25/09, Series 94-32,
              Class S, IF*..................        140
    1,560   6.50%, 4/1/09, Pool #190831.....      1,654
      732   6.50%, 4/1/09, Pool #190760.....        776
    2,943   13.50%, 11/25/09, Series 02-73,
              Class S, IF*..................      3,126
    3,024   6.50%, 11/25/10, Series 01-52,
              Class XM......................      3,185
    2,503   6.00%, 7/15/11, Series 2480,
              Class PV......................      2,617
    1,923   6.50%, 12/25/11, Series 01-12,
              Class VC......................      1,934
    1,039   7.00%, 5/18/12, Series 97-51,
              Class PM, IO..................        119
      999   5.50%, 6/1/12, Pool #254368.....      1,030
    2,369   8.00%, 11/1/12, Pool #535710....      2,533
   13,211   5.00%, 11/25/12, Series 03-16,
              Class PI, IO..................      1,147
    1,257   6.50%, 12/25/12, Series 02-9,
              Class VE......................      1,321
      223   6.50%, 12/25/12, Series 02-37,
              Class VA......................        223
    1,349   5.50%, 5/1/13, Pool #254774.....      1,400
    2,213   13.75%, 11/25/13, Series 93-230,
              Class SG, IF*.................      2,368
    3,000   4.50%, 1/25/14, Series 03-128,
              Class KE......................      2,958
      939   6.00%, 2/1/14, Pool #190632.....        975
      149   6.00%, 9/25/14, Series 01-71,
              Class QC......................        149
    2,800   4.50%, 3/25/15, Series 03-65,
              Class CI, IO..................        518
    2,000   6.50%, 8/25/15, Series 01-61,
              Class VQ......................      2,093
      533   8.00%, 11/1/15, Pool #535852....        569
   11,000   5.00%, 11/25/15, Series 02-74,
              Class PD......................     10,994

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
    3,750   6.00%, 11/25/15, Series 01-49,
              Class DQ......................      3,907
    8,000   6.50%, 11/25/15, Series 01-52,
              Class XN......................      8,389
    4,000   6.00%, 12/25/15, Series 01-78,
              Class VB......................      4,111
      205   12.50%, 1/1/16, Pool #303306....        234
    8,000   5.00%, 1/25/16, Series 02-74,
              Class LD......................      7,984
    5,028   6.00%, 3/25/16, Series 01-07,
              Class PR......................      5,349
    4,000   6.00%, 3/25/16, Series 01-5,
              Class OW......................      4,208
    9,046   6.55%, 3/25/16, Series 03-8,
              Class SB, IO, IF*.............        727
    5,897   6.00%, 4/25/16, Series 01-10,
              Class PR......................      6,256
    5,700   5.50%, 5/25/16, Series 02-61,
              Class PE......................      5,899
    1,395   6.00%, 6/1/16, Pool #583745.....      1,456
   23,000   6.00%, 8/15/16, Series 2344,
              Class QG......................     24,137
    3,161   5.00%, 12/1/16, Pool #615017....      3,184
    6,000   6.00%, 12/25/16, Series 01-74,
              Class MB......................      6,334
    9,422   6.00%, 12/25/16, Series 01-71,
              Class QE......................      9,858
    3,000   6.00%, 12/25/16, Series 01-71,
              Class MB......................      3,135
    2,000   6.50%, 12/25/16, Series 01-50,
              Class VB......................      2,101
    5,000   7.00%, 12/25/16, Series 01-61,
              Class VB......................      5,309
    9,200   6.00%, 2/25/17, Series 02-2,
              Class UC......................      9,504
   18,500   6.00%, 2/25/17, Series 02-3,
              Class OG......................     19,340
    4,119   5.50%, 3/1/17, Pool #638411.....      4,218
    1,844   6.50%, 3/1/17, Pool #627139.....      1,950
    1,415   7.00%, 3/1/17, Pool #627140.....      1,504
    1,512   7.00%, 3/1/17, Pool #649312.....      1,608
    1,108   7.50%, 3/1/17, Pool #637095.....      1,183
      280   1.63%, 3/25/17, Series 96-27,
              Class FA*.....................        282
    2,300   5.50%, 3/25/17, Series 02-11,
              Class QG......................      2,334
    4,000   6.00%, 3/25/17, Series 02-7,
              Class OG......................      4,177
    6,692   6.00%, 3/25/17, Series 02-7,
              Class TG......................      6,997

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
        4   7.00%, 4/1/17, Pool #44699......          5
      300   7.00%, 4/1/17, Pool #635028.....        318
    1,700   4.50%, 4/25/17, Series 03-27,
              Class DW......................      1,621
   17,750   5.50%, 4/25/17, Series 02-18,
              Class PC......................     18,278
    5,000   6.00%, 4/25/17, Series 02-19,
              Class PE......................      5,225
    3,000   6.00%, 4/25/17, Series 02-24,
              Class AJ......................      3,148
    1,609   7.00%, 5/1/17, Pool #254353.....      1,710
    1,082   7.00%, 6/1/17, Pool #650505.....      1,150
      961   7.00%, 6/1/17, Pool #644053.....      1,021
    2,000   6.00%, 7/25/17, Series 02-42,
              Class C.......................      2,073
      833   6.00%, 8/1/17, Pool #666358.....        870
    1,093   6.50%, 8/1/17, Pool #653148.....      1,155
    2,874   5.50%, 9/1/17, Pool #665775.....      2,943
    1,866   7.00%, 9/1/17, Pool #672400.....      1,984
       94   10.00%, 9/1/17, Series 23, Class
              2, IO.........................         20
    1,800   5.50%, 9/25/17, Series 02-55,
              Class QE......................      1,816
   30,000   5.50%, 9/25/17, Series 02-56,
              Class UC......................     30,627
    1,578   6.00%, 11/1/17, Pool #668811....      1,647
    1,025   6.50%, 11/1/17, Pool #668821....      1,084
    8,250   5.50%, 1/25/18, Series 02-94,
              Class BK......................      8,316
    1,918   6.50%, 2/25/18, Series 01-64,
              Class VB......................      1,936
       60   9.25%, 4/25/18, Series 88-7,
              Class Z.......................         65
    1,937   6.00%, 5/1/18, Pool #254786.....      2,021
      354   9.00%, 5/1/18, Pool #426836.....        399
    1,810   5.00%, 6/1/18, Pool #709877.....      1,817
    2,822   4.50%, 9/25/18, Series 03-81,
              Class LC......................      2,660
    3,517   8.10%, 9/25/18, Series 03-92,
              Class SH, IF*.................      3,047
    1,614   5.00%, 11/1/18, Pool #740462....      1,621
      475   9.85%, 11/1/18, Series 97-77,
              Class M.......................        526
      205   4.50%, 11/25/18, Series 03-113,
              Class ZB......................        205
       97   3.12%, 1/1/19, Pool #70226*.....         98
    3,192   4.50%, 2/25/19, Series 04-2,
              Class ZD......................      2,998

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 80

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      305   2.98%, 3/1/19, Pool #116612*....        311
    3,927   4.50%, 3/1/19, Pool #742078.....      3,845
       11   10.50%, 3/1/19, Series 50, Class
              2, IO.........................          3
    1,945   10.90%, 4/15/19, Pool #458096...      2,198
      337   8.00%, 10/25/19, Series 89-70,
              Class G.......................        365
      200   8.50%, 11/25/19, Series 89-83,
              Class H.......................        218
      241   9.00%, 11/25/19, Series 89-89,
              Class H.......................        262
      121   9.40%, 11/25/19, Series 89-78,
              Class H.......................        135
      161   8.80%, 1/25/20, Series 90-1,
              Class D.......................        177
    2,000   6.00%, 2/25/20, Series 02-7,
              Class QM......................      2,086
    2,500   6.00%, 2/25/20, Series 01-28,
              Class VB......................      2,615
       45   5.50%, 6/25/20, Series 90-60,
              Class K.......................         46
       63   9.50%, 6/25/20, Series 90-63,
              Class H.......................         69
       89   5.50%, 8/25/20, Series 90-93,
              Class G.......................         91
      307   6.50%, 8/25/20, Series 90-102,
              Class J.......................        315
        2   504.00%, 8/25/20, Series 90-94,
              Class H, HB*..................         22
        1   1118.04%, 8/25/20, Series 90-95,
              Class J, HB...................         35
      554   9.00%, 10/25/20, Series 90-120,
              Class H.......................        595
       55   19.91%, 11/25/20, Series 90-134,
              Class SC, IF*.................         71
        2   652.15%, 12/25/20, Series
              90-140, Class K, HB...........         47
        0   907.20%, 2/25/21, Series 91-7,
              Class K, HB*..................         10
      250   5.00%, 3/25/21, Series 91-24,
              Class Z.......................        252
    3,850   7.00%, 3/25/21, Series 01-4,
              Class PC......................      4,121
       10   963.48%, 6/25/21, Series G-17,
              Class S, HB, IF*..............        178
    5,000   6.00%, 8/25/21, Series 01-71,
              Class JW......................      5,236
    7,270   6.50%, 9/25/21, Series 01-48,
              Class Z.......................      7,631
       27   7.50%, 9/25/21, Series 91-126,
              Class ZB......................         27

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      661   13.98%, 9/25/21, Series G-28,
              Class S, IF*..................        763
      519   8.75%, 10/25/21, Series G-35,
              Class M.......................        571
      215   18.52%, 12/25/21, Series G-51,
              Class SA, IF*.................        276
    1,226   7.00%, 1/25/22, Series G92-15,
              Class Z.......................      1,293
    3,000   6.50%, 2/25/22, Series 02-1,
              Class HC......................      3,093
      336   7.50%, 2/25/22, Series 92-38,
              Class Z.......................        354
        1   628.04%, 5/25/22, Series G92-27,
              Class SQ, HB, IF*.............        139
    2,331   5.50%, 6/25/22, Series 02-91,
              Class UH, IO..................        395
       50   7.50%, 6/25/22, Series 92-101,
              Class J.......................         52
    1,226   5.00%, 7/25/22, Series 03-119,
              Class XZ......................      1,224
      319   7.00%, 7/25/22, Series G92-42,
              Class Z.......................        339
    2,726   7.50%, 7/25/22, Series G92-35,
              Class E.......................      2,911
   15,124   8.00%, 7/25/22, Series G92-44,
              Class ZQ......................     16,343
        2   1184.78%, 7/25/22, Series
              G92-35, Class G, HB*..........         70
    1,429   6.00%, 8/25/22, Series 92-136,
              Class PK......................      1,485
      770   6.50%, 8/25/22, Series 96-59,
              Class J.......................        803
      839   0.00%, 9/25/22, Series 97-70,
              Class PO, PO..................        829
      426   1.15%, 9/25/22, Series G92-52,
              Class FD*.....................        423
      970   5.50%, 9/25/22, Series 92-143,
              Class MA......................      1,000
      290   6.50%, 9/25/22, Series 93-185,
              Class A, IO...................          7
    3,521   7.50%, 9/25/22, Series G92-54,
              Class ZQ......................      3,777
    2,137   7.75%, 9/25/22, Series 92-163,
              Class M.......................      2,301
      703   0.00%, 10/25/22, Series G92-62,
              Class B, PO...................        600
      463   2.50%, 10/25/22, Series G92-59,
              Class F*......................        468

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      377   2.90%, 10/25/22, Series G92-61,
              Class FJ*.....................        380
      511   7.00%, 10/25/22, Series G92-61,
              Class Z.......................        546
    3,753   7.50%, 10/25/22, Series 92-188,
              Class PZ......................      4,000
       96   16.80%, 10/25/22, Series 92-201,
              Class SB, IF*.................        106
      147   7.00%, 11/25/22, Series 93-138,
              Class JH, IO..................          2
   15,696   6.50%, 12/1/22, Pool #555791....     16,445
    4,000   5.00%, 12/25/22, Series 03-122,
              Class TE......................      3,910
      498   8.61%, 12/25/22, Series 93-225,
              Class VO, IF*.................        509
    3,146   7.90%, 1/25/23, Series G93-1,
              Class KA......................      3,371
      658   6.50%, 2/25/23, Series 93-5,
              Class Z.......................        686
   11,992   7.00%, 2/25/23, Series 97-61,
              Class ZC......................     12,738
      679   15.50%, 2/25/23, Series 93-27,
              Class SA, IF*.................        842
      964   6.50%, 3/25/23, Series G93-14,
              Class J.......................        982
    2,308   7.50%, 3/25/23, Series 93-25,
              Class J.......................      2,472
    1,797   7.70%, 3/25/23, Series 93-21,
              Class KA......................      1,932
      368   7.50%, 4/1/23, Series 218, Class
              2, IO.........................         82
      406   0.00%, 4/25/23, Series 98-4,
              Class C, PO...................        344
    2,195   6.00%, 4/25/23, Series G93-17,
              Class SI, IF*.................      2,164
    3,230   12.17%, 4/25/23, Series 98-43,
              Class SA, IF, IO*.............        844
    1,065   16.33%, 4/25/23, Series 93-62,
              Class SA, IF*.................      1,214
    3,500   5.50%, 5/25/23, Series 03-39,
              Class LW......................      3,404
    5,000   5.50%, 5/25/23, Series 03-41,
              Class PE......................      5,019
   17,242   0.00%, 6/25/23, Series 93-257,
              Class C, PO...................     15,236
   13,000   5.00%, 6/25/23, Series 03-83,
              Class PG......................     12,561
   50,500   6.55%, 6/25/23, Series 03-80,
              Class SY, IO, IF*.............      6,868
    1,100   0.00%, 7/25/23, Series 93-159,
              Class PD, PO..................      1,091

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
    2,273   2.01%, 8/25/23, Series G93-27,
              Class FD*.....................      2,321
    7,300   6.01%, 8/25/23, Series 96-14,
              Class SE, IF, IO*.............      1,264
   14,300   6.88%, 8/25/23, Series 02-83,
              Class CS......................     15,149
    6,186   6.95%, 8/25/23, Series 99-38,
              Class SK, IF, IO*.............        654
      334   0.00%, 9/25/23, Series G93-37,
              Class H, PO...................        264
    1,357   0.00%, 9/25/23, Series 93-205,
              Class H, PO...................      1,140
    2,477   7.00%, 9/25/23, Series 93-167,
              Class GA......................      2,631
      480   11.03%, 9/25/23, Series 93-165,
              Class SD, IF*.................        470
    1,044   12.50%, 9/25/23, Series 93-165,
              Class SK, IF*.................      1,216
    2,719   1.68%, 10/25/23, Series 93-199,
              Class FA*.....................      2,752
      813   4.16%, 10/25/23, Series 93-189,
              Class FB*.....................        821
      480   10.50%, 10/25/23, Series 93-179,
              Class SC, IF*.................        529
    1,340   20.30%, 10/25/23, Series 99-52,
              Class NS, IF*.................      1,569
      722   21.87%, 10/25/23, Series 93-179,
              Class SB, IF*.................        888
      666   6.50%, 11/25/23, Series 95-19,
              Class Z.......................        704
    6,000   7.43%, 11/25/23, Series 03-106,
              Class US, IF*.................      3,916
      343   1.73%, 12/25/23, Series 93-230,
              Class FA*.....................        348
    2,148   2.13%, 12/25/23, Series 93-247,
              Class FE*.....................      2,192
    1,077   6.50%, 12/25/23, Series 93-225,
              Class UB......................      1,125
    1,655   6.75%, 12/25/23, Series 94-55,
              Class G.......................      1,699
    4,162   7.00%, 12/25/23, Series 93-250,
              Class Z.......................      4,416
      996   11.15%, 12/25/23, Series 93-247,
              Class SU, IF*.................      1,057
    2,148   20.56%, 12/25/23, Series 02-1,
              Class UD, IF*.................      2,416
      155   7.00%, 1/1/24, Pool #50966......        165
      293   9.00%, 3/1/24, Series 265, Class
              2.............................        325
    5,000   6.50%, 3/25/24, Series 94-37,
              Class L.......................      5,228

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 82

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
    9,000   6.50%, 3/25/24, Series 02-4,
              Class VC......................      9,658
   13,604   6.50%, 3/25/24, Series 94-40,
              Class Z.......................     14,142
    2,500   5.50%, 7/25/24, Series 04-53,
              Class NC......................      2,484
    1,054   8.50%, 1/25/25, Series 95-2,
              Class Z.......................      1,125
      665   8.80%, 1/25/25, Series G95-1,
              Class C.......................        733
      527   9.00%, 4/1/25, Pool #552737.....        593
    1,396   6.50%, 11/25/25, Series 02-36,
              Class PE......................      1,395
      338   9.00%, 12/1/25, Pool #550292....        380
    2,500   7.00%, 1/25/26, Series 96-32,
              Class PH......................      2,636
      927   7.00%, 4/1/26, Pool #399269.....        985
       97   9.00%, 4/1/26, Pool #446278.....        109
    1,295   8.00%, 3/1/27, Pool #689977.....      1,417
    9,454   1.84%, 3/25/27, Series 97-20,
              Class IO, IO..................        510
      687   7.50%, 4/18/27, Series 97-27,
              Class J.......................        735
    1,078   7.50%, 4/20/27, Series 97-29,
              Class J.......................      1,147
    6,716   7.50%, 5/20/27, Series 97-39,
              Class PD......................      7,088
      820   8.00%, 6/1/27, Pool #695533.....        898
      951   6.50%, 7/18/27, Series 97-42,
              Class ZC......................        976
    5,000   7.25%, 7/18/27, Series 97-42,
              Class EN......................      5,269
    1,251   3.58%, 9/1/27, Pool #54844*.....      1,280
    2,657   7.00%, 12/18/27, Series 97-81,
              Class PL, IO..................        596
    1,312   8.00%, 6/1/28, Pool #535183.....      1,436
      348   9.50%, 7/1/28, Pool #457268.....        395
    9,238   6.00%, 7/18/28, Series 98-36,
              Class ZB......................      9,365
    2,490   8.00%, 9/1/28, Pool #756024.....      2,724
    7,803   8.00%, 11/1/28, Pool #755973....      8,521
      685   6.00%, 12/1/28, Pool #455759....        703
    3,705   7.05%, 12/25/28, Series 98-66,
              Class SB*.....................        396
    2,105   6.00%, 1/1/29, Pool #252211.....      2,160
    1,320   7.00%, 1/1/29, Pool #459097.....      1,398
    1,277   4.05%, 3/1/29, Pool #303532*....      1,308
    3,000   6.50%, 3/1/29, Pool #252409.....      3,148

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
    2,961   5.50%, 4/18/29, Series 99-18,
              Class Z.......................      2,642
    1,621   6.35%, 4/25/29, Series 99-17,
              Class C.......................      1,660
   13,000   6.00%, 7/25/29, Series 02-W5,
              Class A6......................     13,407
    5,750   6.00%, 7/25/29, Series 01-80,
              Class PE......................      5,925
    3,729   7.50%, 12/18/29, Series 99-62,
              Class PB......................      4,023
    2,313   7.00%, 12/25/29, Series 02-36,
              Class HZ......................      2,421
       84   7.00%, 2/25/30, Series 01-53,
              Class TS, IF, IO*.............          0
    8,348   7.50%, 2/25/30, Series 00-2,
              Class ZE......................      8,983
    4,597   8.00%, 7/25/30, Series 00-20,
              Class SA, IF, IO*.............        544
    5,000   6.25%, 8/25/30, Series 02-W5,
              Class A7......................      5,208
   10,273   7.00%, 11/25/30, Series 02-W5,
              Class A10, IF, IO*............        816
    1,072   8.50%, 1/25/31, Series 00-52,
              IO............................        224
    6,373   7.00%, 3/25/31, Series 01-7,
              Class PF......................      6,704
    2,683   6.00%, 5/25/31, Series 01-31,
              Class VD......................      2,768
   13,605   6.00%, 7/25/31, Series 01-33,
              Class ID, IO..................      3,692
    4,100   7.00%, 7/25/31, Series 01-30,
              Class PM......................      4,223
    2,421   6.50%, 8/1/31, Pool #598559.....      2,555
    6,500   7.00%, 8/25/31, Series 01-36,
              Class DE......................      6,821
    4,206   6.50%, 9/25/31, Series 01-49,
              Class Z.......................      4,372
    5,000   7.00%, 9/25/31, Series 01-44,
              Class PU......................      5,275
   10,255   7.00%, 9/25/31, Series 01-44,
              Class MY......................     11,151
    4,377   7.00%, 9/25/31, Series 01-44,
              Class PD......................      4,604
    3,294   6.50%, 10/25/31, Series 01-52,
              Class KB......................      3,435
    6,000   19.65%, 10/25/31, Series 03-52,
              Class SX, IF*.................      6,893

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   12,500   6.00%, 11/25/31, Series 02-74,
              Class VB......................     12,931
   10,167   6.00%, 11/25/31, Series 02-74,
              Class VA......................     10,564
    6,746   7.00%, 11/25/31, Series 01-61,
              Class Z.......................      7,068
    2,736   14.90%, 12/25/31, Series 01-72,
              Class SX*.....................      2,890
    3,947   21.61%, 2/25/32, Series 02-1,
              Class SA, IF*.................      4,677
    8,916   6.90%, 3/15/32, Series 2450,
              Class SW, IF, IO*.............        918
   23,872   1.60%, 3/25/32, Series 02-12,
              Class SJ, IF, IO*.............      1,188
      497   10.00%, 3/25/32, Series 02-13,
              Class ST*.....................        550
    1,109   0.00%, 4/25/32, Series 02-21,
              Class LO, PO..................        820
   11,800   6.50%, 4/25/32, Series 02-59,
              Class VB......................     12,417
    5,243   6.50%, 4/25/32, Series 02-59,
              Class VA......................      5,477
    7,000   6.50%, 4/25/32, Series 02-21,
              Class PE......................      7,266
   14,000   6.50%, 5/25/32, Series 02-28,
              Class PK......................     14,582
    1,281   7.00%, 6/1/32, Pool #649734.....      1,353
    6,868   6.50%, 6/25/32, Series 02-37,
              Class Z.......................      7,067
    3,966   7.00%, 8/1/32, Pool #649624.....      4,206
   10,000   6.50%, 11/25/32, Series 02-48,
              Class GH......................     10,422
    6,241   0.00%, 12/1/32, Series 329,
              Class 1, PO...................      4,542
    2,981   6.00%, 12/1/32, Pool #675555....      3,049
    8,455   12.47%, 12/25/32, Series 02-77,
              Class S, IF*..................      8,212
    1,070   7.00%, 2/1/33, Pool #653815.....      1,132
      969   6.00%, 3/1/33, Pool #674349.....        990
    1,389   6.00%, 3/1/33, Pool #688625.....      1,420
    1,299   6.00%, 3/1/33, Pool #688655.....      1,329
    1,229   6.00%, 3/1/33, Pool #695584.....      1,257
    1,950   4.00%, 5/25/33, Series 03-42,
              Class GB......................      1,597
    4,027   6.00%, 5/25/33, Series 03-34,
              Class ED......................      3,909
    4,667   6.00%, 5/25/33, Series 03-34,
              Class AX......................      4,631
    5,622   6.00%, 5/25/33, Series 03-39,
              Class IO, IO..................        857

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      136   2.30%, 6/25/33, Series 03-48,
              Class FK*.....................        137
    2,000   5.75%, 6/25/33, Series 03-47,
              Class PE......................      1,844
   26,648   6.00%, 6/25/33, Series 04-4,
              Class QI, IO, IF*.............      2,737
      291   4.69%, 7/25/33, Series 03-66,
              Class SK, IF*.................        291
    2,130   10.98%, 7/25/33, Series 03-64,
              Class SX, IF*.................      1,458
    6,063   0.00%, 8/1/33, Series 340, Class
              1, PO.........................      4,164
    4,631   0.00%, 8/25/33, Series 03-132,
              Class 0A, PO..................      3,335
    7,146   5.99%, 8/25/33, Series 03-71,
              Class DS, IF*.................      5,215
    1,929   8.19%, 8/25/33, Series 03-74,
              Class SH, IF*.................      1,807
    2,872   6.00%, 9/1/33, Pool #752786.....      2,938
    1,893   6.00%, 9/1/33, Pool #737825.....      1,936
    5,634   10.67%, 9/25/33, Series 03-91,
              Class SD*.....................      5,320
   59,907   6.50%, 11/25/33, Series 03-116,
              Class SB, IO*.................      5,436
   14,386   5.50%, 12/1/33, Pool #725017....     14,363
    1,680   5.50%, 1/1/34, Pool #759424.....      1,677
    3,000   5.50%, 1/25/34, Series 04-25,
              Class PC......................      2,988
    5,530   9.87%, 1/25/34, Series 03-130,
              Class SX, IF*.................      5,546
    2,000   5.50%, 2/25/34, Series 04-36,
              Class PC......................      2,011
   15,196   24.20%, 2/25/34, Series 04-10,
              Class SC, IF*.................     17,936
    1,495   5.50%, 3/1/34, Pool #767378.....      1,490
    6,734   0.00%, 4/25/34, Series 04-21,
              Class CO, PO..................      3,556
   21,813   16.50%, 4/25/34, Series 04-25,
              Class SA, IF*.................     23,860
   15,468   16.50%, 5/25/34, Series 04-36,
              Class SA, IF*.................     16,819
    2,721   6.50%, 10/25/42, Series 03-W4,
              Class 2A......................      2,831
    5,000   4.75%, 12/25/42, Series 03-W8,
              Class 1A3.....................      5,028
   15,943   6.50%, 12/25/42, Series 03-W1,
              Class 1A1.....................     16,629
    5,514   7.50%, 12/25/42, Series 03-W1,
              Class 2A......................      5,903

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 84

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   18,004   7.00%, 2/25/44, Series 04-W2,
              Class 2A2.....................     19,050
                                              ---------
                                              1,070,954
                                              ---------
Freddie Mac (22.3%):
        1   1008.00%, 5/15/06, Series 1072,
              Class A, HB*..................          1
        0   1008.00%, 6/15/06, Series 1098,
              Class M, HB*..................          1
        1   981.87%, 6/15/07, Series 1298,
              Class L, HB...................          7
      341   7.00%, 1/15/08, Series 1473,
              Class HA......................        347
      217   7.88%, 2/15/08, Series 1465,
              Class SA, IF, IO*.............         15
      146   3.45%, 5/15/08, Series 1506,
              Class F*......................        148
    1,940   6.50%, 5/15/08, Series 1513,
              Class N.......................      2,021
    5,000   6.50%, 5/15/08, Series 1512,
              Class J.......................      5,223
      495   7.25%, 5/15/08, Series 1506,
              Class SD, IF, IO*.............         33
       30   16.93%, 5/15/08, Series 1506,
              Class S, IF*..................         34
      670   11.99%, 7/15/08, Series 1544,
              Class J, IF*..................        713
    1,118   0.00%, 8/15/08, Series 1900,
              Class T, PO...................      1,065
      841   0.00%, 8/15/08, Series 1561,
              Class TA, PO..................        800
      669   2.63%, 8/15/08, Series 1575,
              Class FB*.....................        681
       11   2.75%, 8/15/08, Series 1563,
              Class FA*.....................         11
      279   16.13%, 8/15/08, Series 1575,
              Class SB, IF*.................        301
      999   0.00%, 10/15/08, Series 1967,
              Class PC, PO..................        950
    1,273   6.00%, 11/15/08, Series 1807,
              Class A.......................      1,318
      875   13.18%, 11/15/08, Series 1604,
              Class SA, IF*.................        963
    1,540   13.47%, 11/15/08, Series 1612,
              Class SD, IF*.................      1,699
    1,400   18.32%, 11/15/08, Series 1606,
              Class SC, IF*.................      1,621
      108   1.63%, 12/15/08, Series 1624,
              Class FB*.....................        108
        6   2.90%, 12/15/08, Series 1647,
              Class FB*.....................          6

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
      548   8.50%, 12/15/08, Series 1625,
              Class SD, IF*.................        589
       15   13.18%, 12/15/08, Series 1647,
              Class SB, IF*.................         15
       18   14.62%, 12/15/08, Series 1647,
              Class SA, IF*.................         18
      398   17.81%, 12/15/08, Series 2017,
              Class SE, IF*.................        457
      500   8.50%, 1/15/09, Series 1659,
              Class SB, IF*.................        527
       54   0.00%, 2/15/09, Series 1679,
              Class N, PO...................         54
       67   6.40%, 2/15/09, Series 1679,
              Class O.......................         68
       79   12.30%, 2/15/09, Series 1796,
              Class S, IF*..................         81
    2,844   14.30%, 2/15/09, Series 2412,
              Class SE......................      3,102
       29   6.00%, 3/15/09, Series 1693,
              Class Z.......................         29
      556   6.50%, 3/15/09, Series 1701,
              Class B.......................        562
    1,095   9.74%, 3/15/09, Series 1698,
              Class SC, IF*.................      1,195
    1,416   6.50%, 5/1/09, Gold Pool
              #G11216.......................      1,499
    2,254   6.00%, 9/15/09, Series 2097,
              Class PV......................      2,353
    2,462   5.50%, 5/15/10, Series 2521,
              Class PU......................      2,554
    1,789   7.50%, 9/1/10, Gold Pool
              #E62448.......................      1,902
      454   7.00%, 2/15/11, Series 2314,
              Class Vl......................        455
    1,380   7.50%, 4/1/11, Gold Pool
              #E65441.......................      1,471
      660   6.00%, 3/15/12, Series 2115,
              Class PD......................        660
    2,673   6.00%, 10/15/12, Series 2391,
              Class VQ......................      2,780
      355   6.50%, 10/15/12, Series 2401,
              Class VE......................        355
    2,531   6.50%, 12/15/12, Series 2419,
              Class VG......................      2,658
    3,548   6.30%, 1/15/13, Series 2025,
              Class PE......................      3,722
    4,774   6.50%, 5/15/13, Series 2055,
              Class OE......................      5,048
    3,982   6.00%, 8/15/13, Series 2513,
              Class VA......................      4,139
    5,297   5.50%, 9/15/13, Series 2518,
              Class PX......................      5,427

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    7,113   5.50%, 10/15/13, Series 2527,
              Class VU......................      7,256
      237   6.50%, 10/15/13, Series 1844,
              Class E.......................        243
    1,988   6.50%, 10/15/13, Series 1596,
              Class D.......................      2,102
      649   7.00%, 10/15/13, Series 1595,
              Class D.......................        682
      228   18.28%, 10/15/13, Series 1607,
              Class SA, IF*.................        260
    6,243   6.00%, 12/15/13, Series 2102,
              Class TU......................      6,555
    7,008   6.00%, 12/15/13, Series 2102,
              Class TC......................      7,384
   24,750   6.00%, 1/15/14, Series 2115,
              Class PE......................     26,018
   11,964   6.00%, 2/15/14, Series 2594,
              Class VP......................     12,347
    1,733   0.00%, 3/15/14, Series 2355,
              Class BC, PO..................      1,717
    5,525   6.00%, 3/15/14, Series 2594,
              Class VA......................      5,700
      706   6.50%, 3/15/14, Series 2135,
              Class UK, IO..................        124
    3,000   7.00%, 5/15/14, Series 2335,
              Class VH......................      3,190
      243   7.00%, 5/15/14, Series 2299,
              Class G.......................        243
    6,164   6.00%, 7/15/14, Series 2405,
              Class PC......................      6,222
    1,472   7.50%, 10/1/14, Gold Pool
              #G11169.......................      1,565
    3,400   5.50%, 12/15/14, Series 2374,
              Class PV......................      3,535
    3,710   5.00%, 2/15/15, Series 2638,
              Class IA, IO..................        181
    1,768   6.00%, 4/15/15, Series 2368,
              Class TE......................      1,779
    5,000   5.50%, 5/15/15, Series 2391,
              Class QE......................      5,179
      187   12.00%, 8/1/15, Pool #170269....        210
    3,803   6.00%, 8/15/15, Series 2371,
              Class VB......................      3,929
    8,309   6.50%, 9/15/15, Series 2353,
              Class PC......................      8,455
      990   7.50%, 11/1/15, Pool #E99747....      1,055
      506   8.50%, 11/1/15, Gold Pool
              #E81720.......................        544
      743   8.50%, 11/15/15, Series 2496,
              Class LD......................        761
    5,500   5.50%, 12/15/15, Series 2500,
              Class GD......................      5,708

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    5,000   5.50%, 2/15/16, Series 2500,
              Class TD......................      5,187
   16,000   5.00%, 5/15/16, Series 2721,
              Class PI, IO..................      1,782
    5,464   5.50%, 6/15/16, Series 2498,
              Class UD......................      5,656
        1   7.50%, 7/1/16, Pool #274081.....          1
    2,000   6.50%, 7/15/16, Series 2304,
              Class VB......................      2,116
    5,000   6.50%, 7/15/16, Series 2295,
              Class VB......................      5,245
      936   6.50%, 8/1/16, Pool #E85156.....        990
    4,700   6.50%, 8/15/16, Series 2345,
              Class PQ......................      4,999
    2,000   6.00%, 9/15/16, Series 2359,
              Class PM......................      2,088
    6,000   6.00%, 9/15/16, Series 2353,
              Class TD......................      6,310
    2,500   6.00%, 9/15/16, Series 2363,
              Class PF......................      2,620
    6,000   6.00%, 9/15/16, Series 2355,
              Class BP......................      6,293
   15,000   6.00%, 9/15/16, Series 2360,
              Class PG......................     15,698
    2,278   6.18%, 9/15/16, Series 2672,
              Class SJ, IF*.................      1,868
    5,000   6.00%, 10/15/16, Series 2366,
              Class MD......................      5,241
    3,751   6.50%, 10/15/16, Series 2349,
              Class NW......................      3,914
   17,363   6.00%, 11/15/16, Series 2638,
              Class SA, IF*.................      1,765
   10,000   6.50%, 11/15/16, Series 2369,
              Class VB......................     10,272
    4,153   4.50%, 12/15/16, Series 2643,
              Class HI, IO..................        540
   13,500   5.50%, 12/15/16, Series 2391,
              Class QR......................     13,880
    5,458   6.00%, 12/15/16, Series 2394,
              Class MC......................      5,711
    3,000   5.50%, 2/15/17, Series 2541,
              Class GX......................      3,072
    6,000   6.00%, 3/15/17, Series 2425,
              Class OB......................      6,292
      953   7.00%, 4/1/17, Gold Pool
              #E89332.......................      1,011
    1,170   5.50%, 6/1/17, Gold Pool
              #E01173.......................      1,198
    2,500   5.50%, 6/15/17, Series 2458,
              Class QE......................      2,561

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 86

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    4,915   4.50%, 8/15/17, Series 2640,
              Class UR, IO..................        635
    4,000   6.50%, 8/15/17, Series 2342,
              Class PW......................      4,163
    1,052   6.50%, 11/1/17, Gold Pool
              #E01277.......................      1,112
    1,183   6.50%, 12/1/17, Gold Pool
              #E01312.......................      1,250
    6,000   5.50%, 12/15/17, Series 2537,
              Class TE......................      6,015
    3,000   6.50%, 12/15/17, Series 2357,
              Class VX......................      3,143
    1,415   6.00%, 4/1/18, Gold Pool
              #E01403.......................      1,476
    7,000   6.50%, 4/15/18, Series 2461,
              Class VB......................      7,398
   18,768   4.00%, 5/15/18, Series 2643,
              Class KG......................     19,016
    4,000   4.50%, 5/15/18, Series 2617,
              Class GR......................      3,737
    3,000   4.50%, 5/15/18, Series 2611,
              Class UH......................      2,797
    6,000   4.50%, 6/15/18, Series 2631,
              Class LC......................      5,661
   12,778   5.00%, 6/15/18, Series 2637,
              Class SA*.....................        977
    9,351   4.00%, 8/1/18, Pool #E01424.....      8,929
    2,664   4.50%, 8/1/18, Pool #E97838.....      2,610
   15,000   4.00%, 9/15/18, Series 2675,
              Class CK......................     13,481
    2,381   0.00%, 10/15/18, Series 2696,
              Class CO, PO..................      1,500
      402   6.50%, 11/15/18, Series 2345,
              Class VB......................        403
   20,100   6.00%, 1/15/19, Series 2367,
              Class VD......................     20,327
    2,644   7.00%, 1/25/19, Series 03-67,
              Class VQ......................      2,752
    1,110   6.50%, 3/15/19, Series 2134,
              Class PI, IO..................        244
      841   3.15%, 7/1/19, Pool #846489*....        860
       74   12.00%, 7/1/19, Pool #555238....         83
    5,000   6.00%, 7/15/19, Series 2435,
              Class VH......................      5,088
      641   9.50%, 7/15/19, Series 11, Class
              D.............................        642
      195   9.50%, 4/15/20, Series 22, Class
              C.............................        196
      277   9.60%, 4/15/20, Series 23, Class
              F.............................        277
        6   84.00%, 5/15/20, Series 41,
              Class I, HB...................          6

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   15,500   6.50%, 6/15/20, Series 2362,
              Class PD......................     15,770
       54   10.00%, 6/15/20, Series 47,
              Class F.......................         54
    9,400   6.00%, 8/15/20, Series 2594,
              Class VQ......................      9,577
      142   9.00%, 10/15/20, Series 1807,
              Class G.......................        152
    5,000   6.00%, 12/15/20, Series 2392,
              Class PV......................      5,161
      112   9.50%, 1/15/21, Series 99, Class
              Z.............................        112
    1,500   5.50%, 2/15/21, Series 2683,
              Class VA......................      1,555
        0   1065.60%, 2/15/21, Series 1045,
              Class G, HB*..................          0
      134   9.00%, 4/15/21, Series 1065,
              Class J.......................        145
      256   2.08%, 5/15/21, Series 1084,
              Class F*......................        256
       49   30.18%, 5/15/21, Series 1079,
              Class S, IF*..................         51
      179   40.16%, 5/15/21, Series 1084,
              Class S, IF*..................        187
      245   5.50%, 8/15/21, Series 1116,
              Class I.......................        245
      170   8.50%, 9/15/21, Series 1144,
              Class KB......................        170
    6,594   5.00%, 10/15/21, Series 2619,
              Class IM, IO..................      1,039
   16,843   6.50%, 10/15/21, Series 2686,
              Class NS, IO, IF*.............      2,154
   43,754   6.55%, 10/15/21, Series 2611,
              Class SH, IF, IO*.............      5,450
        1   1180.80%, 11/15/21, Series 1172,
              Class L, IE, IF*..............          2
        9   1029.55%, 1/15/22, Series 1196,
              Class B, IE, IF*..............         22
    3,728   8.00%, 2/15/22, Series 1212,
              Class IZ......................      3,938
       63   9.00%, 4/1/22, Series 134, Class
              B, IO.........................          3
      415   7.00%, 5/15/22, Series 1250,
              Class J.......................        421
      601   7.50%, 8/15/22, Series 1343,
              Class LB......................        629
      476   8.00%, 8/15/22, Series 1343,
              Class LA......................        501
    1,294   2.28%, 9/15/22, Series 1370,
              Class JA*.....................      1,316

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
      577   2.50%, 9/15/22, Series 1591,
              Class FH*.....................        577
   13,163   5.00%, 9/15/22, Series 2749,
              Class PK, IO..................      1,281
      529   12.58%, 9/15/22, Series 1591,
              Class SH*.....................        530
    3,000   5.50%, 10/15/22, Series 2512,
              Class PG......................      2,977
    2,500   6.00%, 10/15/22, Series 2323,
              Class VO......................      2,584
   11,644   6.50%, 11/1/22, Pool #G30234....     12,212
    5,000   5.00%, 11/15/22, Series 2672,
              Class ME......................      4,835
    1,676   11.02%, 11/15/22, Series 1592,
              Class KB, IF*.................      1,719
    3,525   6.00%, 12/1/22, Pool #C90600....      3,642
       11   1.78%, 12/15/22, Series 1483,
              Class FB*.....................         11
    1,025   4.11%, 12/15/22, Series 1455,
              Class WB, IF*.................        940
    4,500   5.50%, 12/15/22, Series 2535,
              Class BK......................      4,516
    1,570   1.81%, 1/15/23, Series 1603,
              Class IF*.....................      1,575
    4,000   5.00%, 1/15/23, Series 2715,
              Class OG......................      3,871
    3,198   5.00%, 1/15/23, Series 2702,
              Class PC......................      3,105
       86   2.82%, 2/15/23, Series 1470,
              Class F*......................         87
    5,262   7.50%, 2/15/23, Series 1466,
              Class PZ......................      5,576
    3,509   7.00%, 3/25/23, Series 8, Class
              ZA............................      3,768
    6,030   2.28%, 4/15/23, Series 1498,
              Class I, IF*..................      6,158
      261   4.09%, 4/15/23, Series 1672,
              Class FB*.....................        263
    4,360   7.00%, 4/15/23, Series 1502,
              Class PX......................      4,588
    7,442   5.00%, 5/15/23, Series 1798,
              Class F.......................      7,483
      904   7.00%, 5/15/23, Series 1505,
              Class Q.......................        958
    2,372   7.90%, 5/15/23, Series 1518,
              Class G, IF*..................      2,308
        3   1666.56%, 5/15/23, Series 204,
              Class E, HB, IF*..............         35
   42,715   5.45%, 6/15/23, Series 2626,
              Class NS, IO, IF*.............      3,946
    2,168   3.92%, 7/15/23, Series 1541,
              Class O*......................      2,204

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    2,500   6.50%, 7/15/23, Series 1558,
              Class D.......................      2,640
      796   20.40%, 7/15/23, Series 1541,
              Class M, IF*..................        938
    2,100   2.38%, 8/15/23, Series 1611,
              Class JA*.....................      2,129
      215   3.30%, 8/15/23, Series 1570,
              Class F*......................        219
    2,000   18.12%, 8/15/23, Series 1611,
              Class JB, IF*.................      2,204
    7,500   6.50%, 9/15/23, Series 1608,
              Class L.......................      7,916
    4,321   7.00%, 9/15/23, Series 1573,
              Class PZ......................      4,619
    2,500   29.76%, 9/15/23, Series 2571,
              Class SK, IF*.................      3,296
    2,623   7.00%, 9/25/23, Series 29, Class
              J.............................      2,753
    4,000   6.25%, 10/15/23, Series 1591,
              Class PV......................      4,166
    1,060   9.02%, 10/15/23, Series 1689,
              Class SD, IF*.................      1,091
       95   19.09%, 10/15/23, Series 1602,
              Class SA, IF*.................         96
    5,000   6.00%, 11/15/23, Series 1642,
              Class PJ......................      5,151
      548   6.00%, 11/15/23, Series 1685,
              Class Z.......................        560
    3,332   14.62%, 11/15/23, Series 1609,
              Class LG, IF*.................      3,667
    8,000   4.50%, 12/15/23, Series 2716,
              Class UN, IF, IO*.............      7,248
    4,000   5.00%, 12/15/23, Series 2720,
              Class PC......................      3,877
    3,900   6.50%, 12/15/23, Series 2283,
              Class K.......................      4,132
    1,726   5.00%, 1/15/24, Series 2730,
              Class MZ......................      1,725
    5,746   6.50%, 1/15/24, Series 2345,
              Class PV......................      5,995
    1,079   0.00%, 2/15/24, Series 1865,
              Class D, PO...................        849
    2,579   0.00%, 2/15/24, Series 1700,
              Class GA, PO..................      2,275
      392   10.00%, 2/15/24, Series 1671,
              Class QC, IF..................        386
       98   16.71%, 2/15/24, Series 1686,
              Class SH, IF*.................        103
      561   1.73%, 3/15/24, Series 1699,
              Class FC*.....................        566

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 88

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
      285   3.89%, 3/15/24, Series 1709,
              Class FA*.....................        287
    2,502   7.00%, 3/15/24, Series 1706,
              Class K.......................      2,678
    1,000   7.00%, 3/15/24, Series 1695,
              Class EB......................      1,072
    1,503   23.34%, 3/15/24, Series 2033,
              Class SN, IF, IO*.............        637
   15,294   0.60%, 4/25/24, Series 55, Class
              Gl, IF, IO*...................        143
    1,326   0.00%, 5/15/24, Series 2306,
              Class K, PO...................      1,117
    3,132   5.86%, 5/15/24, Series 2306,
              Class SE, IF, IO*.............        445
    1,005   7.50%, 8/15/24, Series 1745,
              Class D.......................      1,047
   10,851   18.30%, 2/15/25, Series 2656,
              Class SH, IF*.................     11,447
    1,971   6.50%, 3/15/26, Series 1829,
              Class ZB......................      2,066
    1,671   6.50%, 7/15/26, Series 1863,
              Class Z.......................      1,739
    1,325   7.50%, 9/15/26, Series 1890,
              Class H.......................      1,425
    3,413   8.00%, 9/15/26, Series 1899,
              Class ZE......................      3,576
    3,126   7.50%, 1/15/27, Series 1963,
              Class Z.......................      3,318
      222   1.83%, 2/15/27, Series 1935,
              Class FL*.....................        223
    4,302   6.00%, 5/15/27, Series 1981,
              Class Z.......................      4,422
    1,553   6.50%, 7/15/27, Series 2137,
              Class TG......................      1,562
      518   7.25%, 7/15/27, Series 1970,
              Class PG......................        547
    2,414   7.50%, 9/15/27, Series 1987,
              Class PE......................      2,558
      701   6.50%, 10/15/27, Series 2136,
              Class PQ......................        709
    3,781   6.50%, 12/15/27, Series 2019,
              Class Z.......................      3,964
    2,253   6.00%, 2/15/28, Series 2143,
              Class CD......................      2,340
    5,834   6.00%, 2/15/28, Series 2130,
              Class QR......................      6,046
    3,061   15.73%, 2/15/28, Series 2189,
              Class SA, IF*.................      3,387
    4,389   7.00%, 3/15/28, Series 2038,
              Class PN, IO..................        885
    2,750   7.50%, 3/15/28, Series 2040,
              Class PE......................      2,973

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    6,294   7.50%, 5/15/28, Series 2054,
              Class PV......................      6,725
    4,750   6.25%, 8/15/28, Series 2075,
              Class PM......................      4,899
   14,298   6.50%, 8/15/28, Series 2075,
              Class PH......................     14,942
    6,000   6.00%, 9/15/28, Series 2086,
              Class GB......................      6,170
    6,049   6.50%, 10/15/28, Series 2362,
              Class PJ......................      6,135
    5,524   7.00%, 10/15/28, Series 2089,
              Class PJ, IO..................      1,145
   10,205   6.00%, 11/15/28, Series 2095,
              Class PE......................     10,461
    4,128   6.00%, 2/15/29, Series 2125,
              Class JZ......................      4,142
    1,469   25.74%, 3/15/29, Series 2132,
              Class SB, IF*.................      1,791
      789   7.00%, 4/15/29, Series 2141,
              Class IO, IO..................        167
    4,000   7.00%, 6/15/29, Series 2169,
              Class TB......................      4,356
    2,057   7.50%, 6/15/29, Series 2163,
              Class PC, IO..................        350
    2,500   7.00%, 7/15/29, Series 2172,
              Class QC......................      2,688
    3,130   7.00%, 8/15/29, Series 2176,
              Class OJ......................      3,267
    5,636   6.00%, 11/15/29, Series 2460,
              Class VZ......................      5,699
    5,000   8.00%, 11/15/29, Series 2201,
              Class C.......................      5,371
    5,141   8.00%, 1/15/30, Series 2210,
              Class Z.......................      5,474
    3,000   8.00%, 1/15/30, Series 2209,
              Class TC......................      3,309
    1,486   8.00%, 3/15/30, Series 2224,
              Class CB......................      1,574
      208   22.23%, 3/15/30, Series 2534,
              Class SN, IF*.................        213
      892   3.46%, 4/1/30, Pool #846812*....        921
    5,097   8.00%, 4/15/30, Series 2230,
              Class Z.......................      5,375
    6,000   6.00%, 5/15/30, Series 2565,
              Class MB......................      6,102
    2,985   7.50%, 5/15/30, Series 2234,
              Class PZ......................      3,150
    3,496   7.50%, 8/15/30, Series 2247,
              Class Z.......................      3,604
    3,000   7.25%, 9/15/30, Series 2256,
              Class MC......................      3,141

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    6,458   7.00%, 10/15/30, Series 2259,
              Class ZM......................      6,825
    1,317   7.50%, 10/15/30, Series 2262,
              Class Z.......................      1,367
      593   7.50%, 10/15/30, Series 2261,
              Class ZY......................        617
   10,000   7.25%, 12/15/30, Series 2271,
              Class PC......................     10,427
    2,000   5.50%, 1/15/31, Series 2744,
              Class PC......................      2,097
    1,552   6.50%, 2/15/31, Series 2382,
              Class TL, IO..................        159
    5,000   7.00%, 3/15/31, Series 2296,
              Class PD......................      5,259
    5,945   6.50%, 4/15/31, Series 2317,
              Class VG......................      6,192
    5,000   6.50%, 5/15/31, Series 2313,
              Class LA......................      5,225
    5,300   7.00%, 6/15/31, Series 2325,
              Class PM......................      5,763
    2,641   8.50%, 6/15/31, Series 2359,
              Class ZB......................      3,113
    3,000   6.50%, 8/15/31, Series 2454,
              Class BG......................      3,145
    6,148   6.50%, 8/15/31, Series 2345,
              Class NE......................      6,397
    4,806   6.50%, 8/15/31, Series 2344,
              Class ZJ......................      4,990
    1,682   6.50%, 8/15/31, Series 2351,
              Class PZ......................      1,700
   25,234   6.50%, 8/15/31, Series 2344,
              Class ZD......................     26,472
    2,371   8.50%, 9/15/31, Series 2519,
              Class BT......................      2,618
    4,200   6.50%, 10/15/31, Series 2367,
              Class ME......................      4,379
    2,200   5.00%, 1/15/32, Series 2640,
              Class UG, IO..................        807
    5,000   6.50%, 1/15/32, Series 2399,
              Class OH......................      5,196
    8,000   6.50%, 1/15/32, Series 2399,
              Class TH......................      8,327
    9,500   0.00%, 2/15/32, Series 2513,
              Class YO, PO..................      7,264
    2,212   5.00%, 2/15/32, Series 2672,
              Class WD......................      2,120
    4,000   6.38%, 2/15/32, Series 2410,
              Class OE......................      4,145
   10,000   6.50%, 2/15/32, Series 2410,
              Class NG......................     10,550
    9,410   6.50%, 2/15/32, Series 2420,
              Class XK......................      9,767

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    5,858   7.55%, 2/15/32, Series 2410,
              Class QX, IF, IO*.............        564
    3,625   13.90%, 2/15/32, Series 2412,
              Class SP, IF*.................      3,350
    7,250   16.64%, 2/15/32, Series 2410,
              Class QS, IF*.................      7,553
       52   5.00%, 3/15/32, Series 2659,
              Class ZE......................         52
    6,000   6.50%, 3/15/32, Series 2430,
              Class WF......................      6,228
   11,143   6.85%, 3/15/32, Series 2444,
              Class ES, IF, IO*.............      1,095
    7,500   7.00%, 3/15/32, Series 2423,
              Class MC......................      7,891
   10,000   7.00%, 3/15/32, Series 2423,
              Class MT......................     10,535
    1,500   6.50%, 4/15/32, Series 2435,
              Class CJ......................      1,540
    5,100   6.50%, 4/15/32, Series 2466,
              Class PG......................      5,297
    8,600   7.00%, 4/15/32, Series 2436,
              Class MC......................      9,105
    7,000   7.00%, 4/15/32, Series 2434,
              Class TC......................      7,378
    8,618   5.50%, 5/15/32, Series 2744,
              Class TU......................      8,519
   10,064   6.50%, 5/15/32, Series 2455,
              Class GK......................     10,495
    5,783   7.00%, 5/15/32, Series 2450,
              Class GZ......................      6,020
    2,500   6.50%, 6/15/32, Series 2466,
              Class PH......................      2,566
    7,000   6.50%, 6/15/32, Series 2462,
              Class JG......................      7,361
      778   7.00%, 7/1/32, Pool #C68485.....        821
    5,000   6.50%, 7/15/32, Series 2474,
              Class NR......................      5,191
    4,076   6.50%, 7/15/32, Series 2484,
              Class LZ......................      4,326
    8,714   7.50%, 7/25/32, Series T-41,
              Class 3A......................      9,343
    1,773   7.00%, 8/1/32, Gold Pool
              #G01448.......................      1,871
    6,000   6.00%, 9/15/32, Series 2500,
              Class MC......................      5,901
      652   12.88%, 11/15/32, Series 2527,
              Class QS, IF*.................        655
    6,500   6.00%, 12/15/32, Series 2544,
              Class HC......................      6,403
    5,000   6.00%, 12/15/32, Series 2543,
              Class YX......................      4,901

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 90

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    6,720   6.00%, 1/15/33, Series 2552,
              Class ME......................      6,629
   42,972   5.90%, 2/15/33, Series 2599,
              Class DS, IF, IO*.............      4,177
   10,000   6.00%, 2/15/33, Series 2575,
              Class ME......................      9,768
    3,400   6.00%, 2/15/33, Series 2567,
              Class QD......................      3,371
   29,986   6.45%, 2/15/33, Series 2597,
              Class DS, IF, IO*.............      3,286
    3,663   6.00%, 3/15/33, Series 2596,
              Class QG......................      3,607
   47,477   6.00%, 3/15/33, Series 2610,
              Class DS, IF, IO*.............      4,827
   14,095   6.50%, 3/15/33, Series 2586,
              Class WI, IO..................      3,535
    3,363   5.00%, 6/15/33, Series 2624,
              Class IU, IO..................      1,008
    2,019   10.98%, 6/15/33, Series 2631,
              Class BS, IF*.................      1,955
    3,133   0.00%, 8/15/33, Series 2663,
              Class EO, PO..................      1,778
    2,000   0.00%, 9/15/33, Series 2733,
              Class GF, IF*.................      1,875
    8,420   5.50%, 10/1/33, Pool #A13625....      8,412
    8,591   7.34%, 10/15/33, Series 2682,
              Class YS, IF*.................      5,616
    6,292   7.35%, 10/15/33, Series 2691,
              Class WS, IF*.................      4,076
    8,051   6.11%, 11/15/33, Series 2705,
              Class SD, IF*.................      5,831
    4,262   7.35%, 11/15/33, Series 2705,
              Class SC, IF*.................      2,641
    2,123   6.00%, 12/1/33, Pool #A16107....      2,171
    2,298   0.00%, 12/15/33, Series 2771,
              Class FG*.....................      1,900
    4,102   6.00%, 1/1/34, Pool #A17537.....      4,196
    1,600   0.00%, 1/15/34, Series 2727,
              Class PO, PO..................        829
   20,500   7.43%, 1/15/34, Series 2727,
              Class BS, IF*.................     11,239
    6,500   9.80%, 1/15/34, Series 2739,
              Class S, IF*..................      5,957
    3,864   0.00%, 2/15/34, Series 2744,
              Class FE, IF*.................      3,273
    4,526   5.50%, 2/15/34, Series 3744,
              Class PE......................      4,563
    4,200   9.80%, 2/15/34, Series 2753,
              Class S, IF*..................      3,591

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    4,700   0.00%, 3/15/34, Series 2769,
              Class PO, PO..................      2,120
    5,707   7.50%, 8/25/42, Series T-51,
              Class 2A......................      6,088
   27,238   6.50%, 2/25/43, Series T-54,
              Class 2A......................     28,418
    9,594   7.00%, 2/25/43, Series T-54,
              Class 3A......................     10,140
    3,283   0.00%, 9/25/43, Series T-58,
              Class A, PO...................      2,655
                                              ---------
                                              1,214,276
                                              ---------
Government National Mortgage Assoc. (8.3%):
       63   8.50%, 7/15/08, Pool #023594....         68
    6,883   6.00%, 3/20/12, Series 02-70,
              Class AV......................      7,165
   17,474   6.00%, 3/20/13, Series 02-67,
              Class VA......................     18,077
      509   7.00%, 8/16/13, Series 96-22,
              Class VB......................        511
    3,123   6.00%, 11/20/13, Series 02-79,
              Class KV......................      3,216
    3,603   5.50%, 12/20/13, Series 03-4,
              Class NY......................      3,685
    2,705   6.00%, 12/20/14, Series 02-71,
              Class VJ......................      2,771
    5,348   8.00%, 1/15/16, Pool #781570....      5,654
       39   9.00%, 12/15/16, Pool #190923...         44
    1,446   6.50%, 6/15/17, Pool #589297....      1,533
    2,696   6.50%, 7/20/17, Series 01-60,
              Class VP......................      2,825
    8,000   6.50%, 9/20/17, Series 02-47,
              Class VB......................      8,404
      876   6.50%, 12/15/17, Pool #603460...        929
    5,610   6.00%, 12/20/17, Series 02-88,
              Class VA......................      5,767
    6,000   6.50%, 4/20/18, Series 02-41,
              Class VB......................      6,311
   11,000   6.50%, 7/20/19, Series 02-36,
              Class VB......................     11,542
    3,000   6.50%, 7/20/22, Series 02-40,
              Class VD......................      3,044
      271   8.00%, 9/15/22, Pool #297628....        299
      116   7.50%, 11/15/22, Pool #313110...        126

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
      347   11.05%, 12/16/22, Series 00-30,
              Class ST, IF*.................        390
       29   7.50%, 3/15/23, Pool #345288....         31
    8,422   7.49%, 7/16/24, Series 94-3,
              Class PQ......................      9,073
    6,565   7.99%, 7/16/24, Series 94-4,
              Class KQ......................      7,073
   12,000   6.50%, 10/16/24, Series 94-7,
              Class PQ......................     12,664
      665   8.50%, 5/20/25, Pool #2006......        734
    4,361   7.50%, 9/17/25, Series 98-26,
              Class K.......................      4,686
       72   8.00%, 12/20/25, Pool #2141.....         79
    2,243   7.50%, 6/16/26, Series 00-9,
              Class PB......................      2,390
      258   8.00%, 6/20/26, Pool #2234......        283
    5,051   7.50%, 8/16/26, Series 96-16,
              Class E.......................      5,392
      150   8.00%, 8/20/26, Pool #2270......        164
      173   8.00%, 9/20/26, Pool #2285......        190
      218   8.00%, 11/20/26, Pool #2324.....        239
    9,086   7.50%, 5/16/27, Series 97-8,
              Class PN......................      9,744
    2,159   7.50%, 7/20/27, Series 97-11,
              Class D.......................      2,296
      346   8.00%, 10/20/27, Pool #2499.....        379
      326   8.00%, 11/20/27, Pool #2512.....        357
      165   8.00%, 12/20/27, Pool #2525.....        181
      548   7.50%, 2/20/28, Pool #2549......        591
      981   6.50%, 3/15/28, Pool #554108....      1,028
       21   8.00%, 5/15/28, Pool #476291....         23
       33   8.00%, 5/15/28, Pool #456883....         36
      105   8.00%, 5/15/28, Pool #460372....        116
      122   7.50%, 7/15/28, Pool #481872....        132
       61   8.00%, 7/15/28, Pool #468066....         66
      108   8.00%, 8/15/28, Pool #468149....        119
      436   7.50%, 9/15/28, Pool #486537....        471
      993   7.50%, 9/20/28, Pool #2646......      1,071
      173   8.00%, 9/20/28, Pool #2647......        189
      584   6.50%, 10/15/28, Pool #486631...        612
   12,359   5.50%, 11/20/28, Series 02-88,
              Class LI, IO..................      1,463
    2,200   6.50%, 1/16/29, Series 99-15,
              Class E.......................      2,313

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
    3,250   5.00%, 2/20/29, Series 03-98,
              Class PC......................      3,255
   18,576   6.00%, 2/20/29, Series 99-4,
              Class ZB......................     18,988
    8,387   6.50%, 4/20/29, Series 99-10,
              Class ZC......................      8,637
    6,088   7.50%, 8/16/29, Series 99-30,
              Class S, IF, IO*..............        649
      298   9.20%, 9/16/29, Series 99-33,
              Class SM......................        315
    8,567   8.00%, 11/16/29, Series 99-41,
              Class Z.......................      9,234
    5,635   7.50%, 11/20/29, Series 99-40,
              Class ZW......................      6,106
    7,905   8.50%, 12/16/29, Series 99-44,
              Class ZC......................      8,777
    2,802   7.50%, 12/20/29, Series 99-44,
              Class PC......................      2,950
    8,665   8.00%, 12/20/29, Series 99-44,
              Class ZG......................      9,140
    5,226   7.05%, 1/19/30, Series 01-4,
              Class SJ, IF, IO*.............        372
    3,000   7.00%, 2/16/30, Series 00-14,
              Class PD......................      3,198
    2,204   7.50%, 2/16/30, Series 00-16,
              Class ZN......................      2,331
    8,661   8.50%, 2/16/30, Series 00-9,
              Class ZJ......................      9,514
    2,930   33.95%, 2/16/30, Series 00-12,
              Class ST, IF*.................      4,384
    7,012   7.50%, 2/20/30, Series 00-6,
              Class Z.......................      7,430
   11,711   9.00%, 3/16/30, Series 00-21,
              Class Z.......................     13,236
   42,608   6.40%, 4/16/30, Series 02-31,
              Class SE, IO, IF*.............      3,847
    3,461   8.00%, 6/20/30, Series 00-9,
              Class Z.......................      3,664
    2,643   7.75%, 9/20/30, Series 00-26,
              Class Z.......................      2,753
    1,291   8.50%, 9/20/30, Series 00-26,
              Class TZ......................      1,403
      164   9.00%, 10/15/30, Pool #479674...        181

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 92

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
    2,527   7.43%, 10/20/30, Series 00,
              Class 34, IF, IO*.............        174
    2,527   9.00%, 10/20/30, Series 00-31,
              Class Z.......................      2,825
      708   9.00%, 11/16/30, Series 00-36,
              Class IK, IO..................         87
    4,130   9.00%, 11/20/30, Series 00-35,
              Class ZA......................      4,415
    1,697   7.15%, 12/20/30, Series 00-38,
              Class AH......................      1,756
    3,000   8.00%, 12/20/30, Series 00-37,
              Class B.......................      3,226
    7,360   7.45%, 3/16/31, Series 01-06,
              Class SD, IF, IO*.............        453
    7,407   6.50%, 3/20/31, Series 01-8,
              Class Z.......................      7,651
    5,500   6.50%, 3/20/31, Series 01-7,
              Class PK......................      5,716
    1,336   26.95%, 4/20/31, Series 02-51,
              Class SG, IF*.................      1,658
      422   17.38%, 7/20/31, Series 01-32,
              Class WA, IF*.................        460
    4,360   6.95%, 8/16/31, Series 01-36,
              Class S, IF, IO*..............        297
    6,241   7.15%, 8/16/31, Series 01-35,
              Class SA, IF, IO*.............        455
   17,994   5.90%, 9/17/31, Series 03-95,
              Class SC, IO, IF*.............      1,106
   22,940   6.10%, 9/20/31, Series 03-76,
              Class LS*.....................      2,226
      678   7.50%, 11/15/31, Pool #553979...        731
    5,000   6.50%, 12/20/31, Series 01-64,
              Class MQ......................      5,159
    6,148   6.29%, 1/16/32, Series 02-3,
              Class SP, IF, IO*.............        381
   13,637   5.50%, 1/20/32, Series 03-4,
              Class NI, IO..................      2,833
    5,000   6.50%, 1/20/32, Series 02-7,
              Class PG......................      5,179
    2,825   7.00%, 1/20/32, Series 02-80,
              Class EB......................      2,996
   21,305   6.85%, 4/16/32, Series 02-24,
              Class AG, IO, IF*.............      2,173
    2,116   10.28%, 4/16/32, Series 02-24,
              Class SB, IF*.................      2,201
      709   9.00%, 6/16/32, Series 02-41,
              Class SV, IF*.................        748

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
    5,200   6.50%, 6/20/32, Series 02-40,
              Class UK......................      5,398
   25,000   6.50%, 6/20/32, Series 02-45,
              Class QE......................     25,904
    1,826   6.50%, 7/15/32, Pool #591882....      1,911
    7,100   6.50%, 7/16/32, Series 02-47,
              Class PG......................      7,260
   15,003   6.50%, 7/20/32, Series 02-47,
              Class ZA......................     15,551
    8,266   6.50%, 7/20/32, Series 02-52,
              Class GH......................      8,471
    5,000   6.50%, 8/20/32, Series 02-54,
              Class GB......................      5,141
   34,489   6.60%, 8/20/32, Series 02-70,
              Class PS, IF, IO*.............      3,657
    2,519   6.00%, 11/20/32, Series 02-75,
              Class PB......................      2,618
    5,707   6.50%, 1/20/33, Series 03-58,
              Class BE......................      6,025
    2,729   6.50%, 2/15/33, Pool #607645....      2,857
    1,200   7.00%, 2/15/33, Pool #607724....      1,276
   21,813   6.60%, 2/16/33, Series 03-11,
              Class SK, IO, IF*.............      2,099
   12,813   6.60%, 2/20/33, Series 03-12,
              Class SP, IO, IF*.............      1,072
    2,529   0.00%, 3/16/33, Series 03-24,
              Class PO, PO..................      2,064
    3,700   6.50%, 3/20/33, Series 03-46,
              Class TC......................      3,897
    3,500   6.50%, 3/20/33, Series 03-40,
              Class TJ......................      3,532
    3,500   7.50%, 3/20/33, Series 03-40,
              Class TC......................      3,964
    1,823   6.50%, 4/15/33, Pool #604209....      1,909
    2,000   6.50%, 5/20/33, Series 03-46,
              Class MG......................      2,117
    3,706   7.00%, 6/15/33, Pool #781614....      3,980
    5,022   0.00%, 6/16/33, Series 03-52,
              Class AP, PO..................      2,496
    2,846   0.00%, 8/20/33, Series 03-66,
              Class EO, PO..................      1,423
    3,295   0.00%, 10/20/33, Series 03-90,
              Class PO, PO..................      2,736
    1,100   0.00%, 10/20/33, Series 03-86,
              Class CO, PO..................        411
   40,583   5.45%, 12/16/33, Series 03-112,
              Class SA, IO*.................      3,025

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
   55,971   4.40%, 2/20/34, Series 04-11,
              Class SW, IO*.................      3,353
    4,980   16.64%, 4/16/34, Series 04-28,
              Class S, IF*..................      5,263
                                              ---------
                                                451,226
                                              ---------
  Total U.S. Government Agency Mortgages      2,736,456
                                              ---------
U.S. GOVERNMENT AGENCY SECURITIES (1.0%):
Fannie Mae (0.7%):
    2,100   6.38%, 6/15/09..................      2,300
   10,500   7.25%, 1/15/10..................     11,966
    2,350   7.13%, 6/15/10..................      2,671
    8,610   6.25%, 2/1/11...................      9,257
    4,000   5.50%, 3/15/11..................      4,190
    3,175   6.13%, 3/15/12..................      3,429
                                              ---------
                                                 33,813
                                              ---------
Freddie Mac (0.3%):
    2,000   6.63%, 9/15/09..................      2,213
   10,000   6.88%, 9/15/10..................     11,231
    2,250   5.75%, 1/15/12..................      2,377
                                              ---------
                                                 15,821
                                              ---------
Other U.S. Agencies (0.0%):
      880   Federal Housing Administration,
              Merrill Lynch Project, 7.43%,
              8/1/20........................        888
    1,727   Federal Housing Administration,
              Project #07335307, 7.43%,
              1/1/22........................      1,742
                                              ---------
                                                  2,630
                                              ---------
  Total U.S. Government Agency Securities        52,264
                                              ---------
U.S. TREASURY OBLIGATIONS (23.1%):
U.S. Treasury Bonds (10.3%):
    2,000   10.75%, 8/15/05.................      2,190
   24,100   6.00%, 8/15/09..................     26,490
    6,925   11.75%, 2/15/10.................      7,344
  130,080   12.75%, 11/15/10................    148,073
   80,445   10.38%, 11/15/12................     98,256
  114,725   12.00%, 8/15/13.................    151,473
    1,000   13.25%, 5/15/14.................      1,416
   22,400   12.50%, 8/15/14.................     31,301
   26,285   11.75%, 11/15/14................     36,111
    3,900   9.88%, 11/15/15.................      5,617
    1,300   9.25%, 2/15/16..................      1,805
    7,395   7.50%, 11/15/16.................      9,119
    8,695   8.75%, 5/15/17..................     11,789
    8,550   8.75%, 8/15/20..................     11,845
   11,100   7.88%, 2/15/21..................     14,332
    3,000   7.63%, 2/15/25..................      3,851
                                              ---------
                                                561,012
                                              ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Inflation Protected Bonds (1.4%):
    5,000   3.88%, 1/15/09..................      6,392
   32,775   4.25%, 1/15/10..................     41,928
   18,050   3.63%, 4/15/28..................     25,603
                                              ---------
                                                 73,923
                                              ---------
U.S. Treasury Notes (1.9%):
    1,000   6.88%, 5/15/06..................      1,077
    5,000   6.50%, 10/15/06.................      5,399
    1,925   3.50%, 11/15/06.................      1,950
    5,500   6.13%, 8/15/07..................      5,968
    1,500   5.63%, 5/15/08..................      1,615
    1,000   3.13%, 9/15/08..................        982
      700   10.38%, 11/15/09................        723
   72,100   6.50%, 2/15/10..................     81,264
    1,000   5.75%, 8/15/10..................      1,091
      600   8.88%, 2/15/19..................        831
                                              ---------
                                                100,900
                                              ---------
U.S. Treasury STRIPS (9.5%):
   14,850   11/15/09........................     11,922
    3,500   11/15/12........................      2,370
   36,200   11/15/14........................     21,624
   64,275   11/15/15........................     36,010
   14,455   11/15/15........................      8,143
    7,000   11/15/16........................      3,669
   17,100   2/15/10.........................     13,589
   19,700   2/15/11.........................     14,796
   54,025   2/15/13.........................     36,042
   16,700   2/15/14.........................     10,491
  113,485   2/15/16.........................     62,635
   22,700   2/15/17.........................     11,701
   29,590   2/15/19.........................     13,346
    1,800   2/15/22.........................        673
   14,050   2/15/23.........................      4,933
    5,500   5/15/07.........................      5,022
   18,800   5/15/08.........................     16,374
    3,865   5/15/09.........................      3,200
   19,000   5/15/10.........................     14,902
   47,348   5/15/11.........................     35,084
   71,630   5/15/12.........................     49,997
   15,050   5/15/14.........................      9,287
   43,395   5/15/15.........................     25,152
   20,600   5/15/16.........................     11,173
   81,695   5/15/18.........................     38,800
   14,250   8/15/13.........................      9,220
   38,860   8/15/14.........................     23,619
   36,055   8/15/15.........................     20,548
    4,700   8/15/16.........................      2,505
                                              ---------
                                                516,827
                                              ---------
  Total U.S. Treasury Obligations             1,252,662
                                              ---------

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 94

ONE GROUP BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
MUNICIPAL BONDS (0.1%):
Illinois (0.1%):
    6,000   State Pension, GO, 5.10%,
              6/1/33........................      5,324
                                              ---------
  Total Municipal Bonds                           5,324
                                              ---------
INVESTMENT COMPANIES (1.8%):
   99,396   One Group Prime Money Market
              Fund, Class I (c).............     99,396
                                              ---------
  Total Investment Companies                     99,396
                                              ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR
  SECURITIES LENDING (19.3%):
1,047,624   Pool of various securities for
              One Group Bond
              Funds -- footnote 2
              (Securities Lending)..........  1,047,624
                                              ---------
  Total Short-Term Securities Held as
  Collateral for   Securities Lending         1,047,624
                                              ---------
Total (Cost $6,403,600) (a)                   6,455,819
                                              =========

------------
Percentages indicated are based on net assets of $5,429,413.

(a) Represents cost for financial reporting purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $147,034
                   Unrealized depreciation......................   (95,815)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 51,219
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(c) Investment in affiliate.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect as of June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 ASSET BACKED SECURITIES (3.8%):
   1,500    Americredit Automobile
              Receivables Trust, Series 01-C,
              Class A4, 5.01%, 7/14/08.......      1,536
   1,700    Americredit Automobile
              Receivables Trust, Series 01-D,
              Class A4, 4.41%, 11/12/08......      1,729
   1,000    Americredit Automobile
              Receivables Trust, Series 02-A,
              Class A4, 4.61%, 1/12/09.......      1,021
   2,153    BankBoston Home Equity Loan
              Trust, Series 98-1, Class A6,
              6.35%, 2/25/13.................      2,226
   1,880    Capital One Master Trust, Series
              01-5, Class A, 5.30%,
              6/15/09........................      1,961
   2,000    Chase Funding Loan Acquisition
              Trust, Series 02-C1, Class
              IIM1, 1.78%, 1/25/32*..........      2,009
   2,900    Citibank Credit Card Issuance
              Trust, Series 02-C2, Class C2,
              6.95%, 2/18/14.................      3,153
   2,000    CNH Equipment Trust, Series 03-B,
              Class A3B, 2.47%, 1/15/08......      1,989
     571    CS First Boston Mortgage
              Securities Corp., Series
              02-HE4, Class AF, 5.51%,
              8/25/32........................        587
   5,000    Fleet Credit Card Master Trust
              II, Series 00-C, Class A,
              7.02%, 2/15/08.................      5,258
   5,000    Ford Credit Auto Owner Trust,
              Series 04-A, Class A3, 2.93%,
              3/15/08........................      4,985
     341    GE Capital Mortgage Services,
              Inc., Series 97-HE3, Class A6,
              6.72%, 10/25/27................        343
   4,350    Green Tree Financial Corp.,
              Series 95-2, Class B1, 8.60%,
              5/15/26........................      4,280
   4,610    Green Tree Financial Corp.,
              Series 95-10, Class B1, 7.05%,
              2/15/27........................      3,322
     262    MBNA Master Credit Card Trust,
              Series 99-D, Class D, 6.50%,
              11/17/08.......................        278
   1,500    MBNA Master Credit Card Trust,
              Series 00-D, Class C, 8.40%,
              9/15/09........................      1,675
   1,000    MBNA Master Credit Card Trust,
              Series 03-C1, Class C, 2.94%,
              6/15/12*.......................      1,062
   3,100    Onyx Acceptance Auto Trust,
              Series 04-B, Class A3, 3.09%,
              9/15/08........................      3,101

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
ASSET BACKED SECURITIES, CONTINUED:
     554    Residential Asset Mortgage
              Products, Inc., Series 01-RS3,
              Class AI4, 6.29%, 10/25/31.....        563
     960    Saxon Asset Securities Trust,
              Series 99-1, Class AF6, 6.35%,
              2/25/29........................        967
     766    Security Pacific Acceptance
              Corp., Series 95-1, Class A3,
              7.25%, 4/10/20.................        798
     600    Standard Credit Card Master
              Trust, Series 94-2, Class A,
              7.25%, 4/7/08..................        644
   4,600    Union Acceptance Corp., Series
              00-D, Class B, 8.25%, 7/8/08...      4,743
   3,926    WFS Financial Owner Trust, Series
              03-4, Class A4, 3.15%,
              5/20/11........................      3,888
                                               ---------
  Total Asset Backed Securities                   52,118
                                               ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (1.5%):
Financial Services (1.5%):
   2,885    American Express Credit Account
              Master Trust, Series 04-3,
              Class A, 4.35%, 12/15/11.......      2,887
     106    American Housing Trust, Series
              XI, Class 3G, 8.25%, 1/25/22...        111
      55    American Housing Trust, Series V,
              Class 1G, 9.13%, 4/25/21.......         55
   1,279    Bear Stearns Mortgage Securities,
              Inc., Series 96-7, Class A10,
              6.00%, 10/28/08................      1,281
      51    Bear Stearns Mortgage Securities,
              Inc., Series 97-6, Class 1A,
              6.78%, 3/25/31*................         51
     439    BHN Mortgage Fund, Series 97-1,
              Class A2, 0.00%, 7/25/09 (b)
              (c) (f)........................         22
     834    BHN Mortgage Fund, Series 97-2,
              Class A2, 7.54%, 5/31/17 (b)
              (c) (f)........................         83
     435    Citicorp Mortgage Securities,
              Inc., Series 94-9, Class A4,
              5.75%, 6/25/09.................        443
     105    Citicorp Mortgage Securities,
              Inc., Series 95-2, Class A7,
              7.50%, 4/25/25.................        105
      10    CMC Securities Corp. IV, Series
              97-NAM3, Class FXA5, 7.25%,
              10/25/27.......................         10
      45    CS First Boston Mortgage
              Securities Corp., Series 01-9,
              Class 2A5, 8.50%, 4/25/31......         45

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 96

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
     193    First Union Residential
              Securitization, Series 98-A,
              Class SA4, 7.00%, 4/25/25......        193
     243    GE Capital Mortgage Services,
              Inc., Series 00-2, Class A3,
              7.75%, 2/25/30.................        245
     923    Master Alternative Loans Trust,
              Series 03-8, Class 3A1, 5.50%,
              12/25/33.......................        923
     218    Merrill Lynch Mortgage Investors,
              Inc., Series 01-S1, Class 2A,
              0.00%, 5/25/29, PO.............        216
      54    NationsBanc Montgomery Funding
              Corp., Series 98-1, Class A16,
              6.75%, 6/25/28.................         54
      55    Paine Webber CMO Trust, Series H,
              Class 4, 8.75%, 4/1/18.........         60
      12    Paine Webber CMO Trust, Series J,
              Class 3, 8.80%, 5/1/18.........         13
      63    Paine Webber CMO Trust, Series L,
              Class 4, 8.95%, 7/1/18.........         68
      14    PNC Mortgage Securities Corp.,
              Series 98-11, Class 2A1, 6.50%,
              11/25/13.......................         14
      50    PNC Mortgage Securities Corp.,
              Series 98-7, Class 1A5, 6.75%,
              9/25/28........................         51
     195    PNC Mortgage Securities Corp.,
              Series 99-4, Class 4A4, 6.50%,
              5/25/29........................        198
      10    Residential Accredit Loans, Inc.,
              Series 98-QS8, Class NB, 6.50%,
              6/25/13........................         10
      16    Residential Accredit Loans, Inc.,
              Series 96-QS8, Class A12,
              7.75%, 12/25/26................         16
     305    Residential Accredit Loans, Inc.,
              Series 97-QS9, Class A8, 7.25%,
              9/25/27........................        305
     387    Residential Funding Mortgage
              Securities I, Series 93-S49,
              Class A3, 6.00%, 12/25/08......        392
     123    Residential Funding Mortgage
              Securities I, Series 94-S14,
              Class A1, 6.50%, 6/25/09.......        125
   2,343    Residential Funding Mortgage
              Securities I, Inc., Series
              03-S7, Class A17, 4.00%,
              5/25/33........................      2,334
      65    Structured Asset Securities
              Corp., Series 00-3, Class 2A6,
              8.00%, 7/25/30.................         65

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
   2,570    Vendee Mortgage Trust, Series
              96-2, Class 1Z, 6.75%,
              6/15/26........................      2,743
   7,200    Vendee Mortgage Trust, Series
              98-1, Class 2E, 7.00%,
              9/15/27........................      7,458
                                               ---------
  Total Collateralized Mortgage Obligations       20,576
                                               ---------
CORPORATE BONDS (34.4%):
Aerospace & Defense (0.3%):
     500    Aviall, Inc., 7.63%, 7/1/11......        523
   1,587    BAE Systems 2001 Asset Trust,
              7.16%, 12/15/11 (b)............      1,689
     500    Bombardier, Inc., 6.30%,
              5/1/14 (b).....................        425
   1,000    General Dynamics Corp., 4.50%,
              8/15/10........................        997
     500    L-3 Communications Corp., 6.13%,
              7/15/13........................        485
     250    L-3 Communications Corp., 6.13%,
              1/15/14 (b)....................        240
                                               ---------
                                                   4,359
                                               ---------
Air Transport (0.1%):
     500    American Airlines, Inc., 7.25%,
              2/5/09 (b).....................        478
     518    Atlantic Coast Airlines, Inc.,
              8.75%, 1/1/07 (b) (f)..........        402
     500    Offshore Logistics, Inc., 6.13%,
              6/15/13........................        477
                                               ---------
                                                   1,357
                                               ---------
Airlines (0.4%):
     992    American Airlines, Series 91-A2,
              10.18%, 1/2/13.................        720
     500    Continental Airlines, Inc.,
              Series A, 7.88%, 7/2/18........        470
     642    Delta Airlines, Series K, 10.00%,
              12/5/14 (b)....................        308
   1,000    United Airlines, Inc., 9.13%,
              1/15/12 (c)....................         96
   4,493    United Airlines, Inc., Series
              01-1, Class A2, 6.07%,
              3/1/13.........................      3,731
                                               ---------
                                                   5,325
                                               ---------
Automotive (0.5%):
     500    Anchor Lamina, Inc., 9.88%,
              2/1/08.........................        358
   1,000    Daimler Chrysler NA Holdings,
              7.40%, 1/20/05.................      1,027
   2,000    Daimler Chrysler NA Holdings,
              7.30%, 1/15/12.................      2,185
   1,000    General Motors Corp., 7.20%,
              1/15/11........................      1,049

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Automotive, continued:
     750    General Motors Corp., 8.80%,
              3/1/21.........................        824
     500    Nationrent, Inc., 9.50%, 10/15/10
              (b)............................        535
     500    Navistar International, 7.50%,
              6/15/11........................        515
     300    Stena AB, 9.63%, 12/1/12.........        335
                                               ---------
                                                   6,828
                                               ---------
Banking, Finance & Insurance (14.4%):
   3,500    ABN AMRO Bank NV, Chicago, 7.25%,
              5/31/05........................      3,645
     210    AIG International Lease Finance
              Corp., 5.88%, 5/1/13...........        216
   3,000    American Express Credit, 3.00%,
              5/16/08........................      2,891
   1,000    American International Group,
              4.25%, 5/15/13.................        928
     550    Arch Western Finance, 6.75%,
              7/1/13 (b).....................        553
   1,000    ASIF Global Financing XXIII,
              3.90%, 10/22/08 (b)............        989
   1,200    ASIF Global Financing XXVI,
              2.50%, 1/30/07 (b).............      1,173
     150    Associates Corp., 7.63%,
              4/27/05........................        156
   1,000    Associates Corp., 6.63%,
              6/15/05........................      1,037
   1,000    Associates Corp., 6.25%,
              11/1/08........................      1,076
   6,000    Associates Corp., 8.15%,
              8/1/09.........................      6,947
     500    Associates Corp., Series B,
              7.95%, 2/15/10.................        577
   2,900    Bank of America Corp., 7.80%,
              2/15/10........................      3,336
   1,000    Bank of America Corp., 4.38%,
              12/1/10........................        976
   1,000    Bank of America Corp., 7.40%,
              1/15/11........................      1,135
     500    Bank of America Corp., 7.80%,
              9/15/16........................        590
   1,500    Bank of America Corp., 6.98%,
              3/7/37.........................      1,679
     250    Bankers Trust Corp., 7.25%,
              10/15/11.......................        280
   1,800    Bear Stearns Co., Inc., 7.63%,
              12/7/09........................      2,046
   2,000    Bear Stearns Co., Inc., 4.50%,
              10/28/10.......................      1,963
   1,000    Branch Banking & Trust, 6.50%,
              8/1/11.........................      1,087
   1,750    Branch Banking & Trust, 4.88%,
              1/15/13........................      1,696

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
     200    Capital One Bank, 4.88%,
              5/15/08........................        202
   1,490    Capital One Financial Corp.,
              Series 4, 6.50%, 7/30/04.......      1,495
   3,450    CIT Group, Inc., 4.13%, 2/21/06..      3,510
   1,500    CitiFinancial, 7.75%, 3/1/05.....      1,555
   5,000    Citigroup, Inc., 6.25%,
              12/1/05........................      5,241
   1,000    Comerica Bank, 7.65%, 8/15/10....      1,052
   6,500    Corestates Capital Trust I,
              8.00%, 12/15/26, Callable
              12/15/06 @ 103.88 (b)..........      7,122
     600    Corporation Andina de Fomento
              California, 5.20%, 5/21/13.....        578
   1,500    Countrywide Funding, 6.88%,
              9/15/05........................      1,569
   1,000    Countrywide Home Loans, 7.20%,
              10/30/06.......................      1,082
     750    Countrywide Home Loans, Series K,
              5.50%, 2/1/07..................        784
   1,000    Countrywide Home Loans, 3.25%,
              5/21/08........................        963
   1,690    Credit Suisse First Boston (USA),
              Inc., 6.13%, 11/15/11..........      1,781
   2,000    Credit Suisse First Boston (USA),
              Inc., 5.50%, 8/15/13...........      1,996
     500    Donaldson Lufkin & Jenrette,
              6.50%, 4/1/08..................        541
   1,000    Donaldson Lufkin & Jenrette,
              6.50%, 6/1/08..................      1,078
   1,000    Dow Capital BV, 8.50%, 6/8/10....      1,161
   2,000    Fleet Boston Financial Corp.,
              8.13%, 7/1/04..................      2,000
     724    Ford Motor Credit Co., 7.75%,
              3/15/05........................        748
     250    Ford Motor Credit Co., 6.25%,
              12/8/05........................        258
   4,100    Ford Motor Credit Co., 7.38%,
              10/28/09.......................      4,380
   1,680    Ford Motor Credit Co., 7.88%,
              6/15/10........................      1,830
   3,500    GE Capital Corp., 8.85%, 4/1/05..      3,663
     885    GE Capital Corp., 4.25%,
              1/15/08........................        897
     500    GE Capital Corp., 3.50%, 5/1/08..        492
   1,750    GE Capital Corp., 6.13%,
              2/22/11........................      1,877

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 98

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   1,750    GE Capital Corp., 5.88%,
              2/15/12........................      1,838
     700    GE Capital Corp., 6.00%,
              6/15/12........................        740
   1,100    GE Capital Corp., 6.75%,
              3/15/32........................      1,186
   1,300    GMAC, 6.13%, 9/15/06.............      1,354
     750    GMAC, 6.13%, 1/22/08.............        785
   1,000    GMAC, 7.75%, 1/19/10*............      1,087
   3,100    GMAC, 7.25%, 3/2/11..............      3,258
     500    Goldman Sachs Group LP, 6.75%,
              2/15/06 (b)....................        528
   1,500    Goldman Sachs Group LP, 6.88%,
              1/15/11........................      1,649
   1,000    Goldman Sachs Group LP, 6.60%,
              1/15/12........................      1,078
     575    Goldman Sachs Group LP, 4.75%,
              7/15/13........................        541
     780    Goldman Sachs Group LP, 5.25%,
              10/15/13.......................        759
   1,300    Hanson Australia Funding, 5.25%,
              3/15/13........................      1,262
   1,000    Household Finance Corp., 7.25%,
              5/15/06........................      1,075
   1,000    Household Finance Corp., 6.50%,
              11/15/08.......................      1,081
   7,200    Household Finance Corp., 5.88%,
              2/1/09.........................      7,609
     500    Household Finance Corp., 6.38%,
              11/27/12.......................        531
     400    Household Finance Corp., 7.35%,
              11/27/32.......................        453
   2,000    Huntington National Bank, 8.00%,
              4/1/10.........................      2,312
     500    International Lease Finance
              Corp., 5.12%, 6/1/05...........        512
     500    International Lease Finance
              Corp., 4.00%, 1/17/06..........        509
   1,000    International Lease Finance
              Corp., 5.63%, 6/1/07...........      1,050
     190    International Lease Finance
              Corp., 4.50%, 5/1/08...........        193
     250    Istar Financial, Inc., 4.88%,
              1/15/09 (b)....................        243
   2,000    John Hancock Global Funding II,
              3.50%, 1/30/09 (b).............      1,937
   5,000    Key Bank, 7.55%, 9/15/06.........      5,453
     700    Key Bank, Series T, 5.70%,
              8/15/12........................        713
   5,000    Lehman Brothers Holdings, Inc.,
              11.63%, 5/15/05................      5,371

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
     235    Lehman Brothers Holdings, Inc.,
              3.60%, 3/13/09.................        226
     295    Lehman Brothers Holdings, Inc.,
              8.50%, 8/1/15..................        359
     250    Lion Connecticut Holding, 7.63%,
              8/15/26........................        280
   6,000    Massmutual Global Funding II,
              3.50%, 3/15/10 (b).............      5,695
     350    MBNA Bank, 5.38%, 1/15/08 (b)....        365
     500    Mellon Financial Corp., 6.38%,
              2/15/10........................        541
   2,750    Merrill Lynch & Co., 3.38%,
              9/14/07........................      2,724
   1,900    Merrill Lynch & Co., 4.13%,
              1/15/09........................      1,876
     500    Metropolitan Life Insurance Co.,
              5.20%, 9/18/13 (b).............        493
     500    MGIC Investment Corp., 6.00%,
              3/15/07........................        529
   5,000    MIC Financing Trust I, Series
              Unit, 8.38%, 2/1/27, Callable
              2/1/07 @ 100 (b)...............      5,298
   2,000    Monumental Global Funding, 5.20%,
              1/30/07 (b)....................      2,092
   1,750    Morgan Stanley Dean Witter and
              Co., 4.25%, 5/15/10............      1,719
   3,500    Morgan Stanley Dean Witter and
              Co., 6.60%, 4/1/12.............      3,774
   1,000    Morgan Stanley Dean Witter and
              Co., 7.25%, 4/1/32.............      1,118
   1,500    National City Bank, 4.63%,
              5/1/13.........................      1,414
   3,500    National Rural Utilities, 6.00%,
              5/15/06........................      3,685
   1,000    New York Life Global Funding,
              3.88%, 1/15/09 (b).............        984
   1,250    New York Life Global Funding,
              5.38%, 9/15/13 (b).............      1,257
     575    Newcourt Credit Group, Series B,
              6.88%, 2/16/05.................        591
     600    News America, Inc., 6.75%,
              1/9/38.........................        657
   2,015    Pacific Life Global Funding,
              3.75%, 1/15/09 (b).............      1,978
   1,300    PHH Corp., 7.13%, 3/1/13.........      1,422
     500    Popular North America, Inc.,
              Series E, 6.13%, 10/15/06......        528
     825    Popular North America, Inc.,
              4.25%, 4/1/08..................        825

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
   1,000    Principal Life Global Funding,
              5.13%, 6/28/07 (b).............      1,043
   2,500    Principal Life Global Funding,
              2.80%, 6/26/08 (b).............      2,398
   2,100    Protective Life Secured Trust,
              4.00%, 4/1/11..................      1,990
   2,035    Royal Bank of Canada, 3.88%,
              5/4/09.........................      1,997
   2,250    Spear Leeds & Kellogg LP, 8.25%,
              8/15/05 (b)....................      2,376
   5,000    Sun Life Capital Trust, 8.53%,
              5/29/49 (b)....................      5,522
     419    SunAmerica, Inc., 8.13%,
              4/28/23........................        512
   2,500    SunTrust Banks, Inc., 6.00%,
              2/15/26........................      2,677
     400    Torchmark Corp., 7.88%, 5/15/23..        475
     700    Toyota Motor Credit Corp., 2.88%,
              8/1/08.........................        670
     750    Tyco Capital Corp., 7.25%,
              8/15/05........................        788
   2,500    U.S. Bancorp, 6.50%, 2/1/08......      2,723
   2,000    U.S. Bancorp, 7.50%, 6/1/26......      2,339
     500    Unionbancal Corp., 5.25%,
              12/16/13.......................        493
   1,500    Wells Fargo & Co., 5.90%,
              5/21/06........................      1,576
   1,500    Wells Fargo & Co., 6.38%,
              8/1/11.........................      1,627
   1,000    Wells Fargo Bank, 6.45%, 2/1/11..      1,092
   2,000    World Savings Bank FSB, 4.50%,
              6/15/09........................      2,011
                                               ---------
                                                 200,677
                                               ---------
Beverages & Tobacco (0.5%):
     500    Bavaria S.A., 8.88%,
              11/1/10 (b)....................        518
     400    Coca-Cola Enterprises, 6.95%,
              11/15/26.......................        441
   4,580    Diageo PLC, 7.45%, 4/15/35.......      5,383
     250    Standard Commercial Corp., 8.00%,
              4/15/12 (b)....................        246
                                               ---------
                                                   6,588
                                               ---------
Broadcast Radio & TV (0.1%):
   1,000    Spanish Broadcasting System,
              9.63%, 11/1/09.................      1,060
                                               ---------
Building & Development (0.1%):
   1,000    KB Homes, 5.75%, 2/1/14 (b)......        925

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Building & Development, continued:
   1,000    NCI Building Systems, Inc.,
              Series B, 9.25%, 5/1/09........      1,055
                                               ---------
                                                   1,980
                                               ---------
Cable Television (1.0%):
   1,000    AOL Time Warner Entertainment,
              8.88%, 10/1/12.................      1,206
     500    Century Communications Corp.,
              9.50%, 3/1/05 (c)..............        553
   1,000    Charter Communications Holdings,
              Inc., 10.25%, 1/15/10..........        830
   4,000    Comcast Cable Communications,
              8.38%, 5/1/07..................      4,472
   1,500    CSC Holdings, Inc., 7.25%,
              7/15/08........................      1,522
     750    CSC Holdings, Inc., Series B,
              8.13%, 7/15/09.................        784
     500    Echostar DBS Corp., 5.75%,
              10/1/08 (b)....................        496
     500    Insight Midwest, 10.50%,
              11/1/10........................        548
     800    Mediacom LLC, Series B, 8.50%,
              4/15/08........................        808
     200    Mediacom LLC, 9.50%, 1/15/13.....        194
     500    Panamsat Corp., 8.50%, 2/1/12*...        570
   1,000    RCN Corp., 10.13%, 1/15/10 (c)...        595
     500    Rogers Cable, Inc., 6.25%,
              6/15/13........................        473
     500    Videotron Ltee, 6.88%, 1/15/14...        489
                                               ---------
                                                  13,540
                                               ---------
Chemicals & Plastics (0.6%):
     246    Celenase Lein, 4.11%, 4/1/11*....        249
     250    Eastman Chemical, 7.60%, 2/1/27..        276
     500    Equistar Chemicals LP, 8.75%,
              2/15/09........................        524
     500    Georgia Gulf Corp., 7.13%,
              12/15/13 (b)...................        509
     500    Hercules, Inc., 6.75%,
              10/15/29 (b)...................        483
   1,000    Huntsman ICI Chemicals, 10.13%,
              7/1/09.........................      1,025
       9    IMC Global, Inc., 7.63%,
              11/1/05........................          9
   1,000    ISP Chemco, 10.25%, 7/1/11.......      1,117
     500    Lyondell Chemical Co., 11.13%,
              7/15/12........................        556

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 100

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Chemicals & Plastics, continued:
     250    Millennium America, Inc., 9.25%,
              6/15/08 (b)....................        270
     900    Nova Chemicals Ltd., 6.50%,
              1/15/12........................        891
      50    Polymer Group, Inc., 10.00%,
              12/31/07 (b) (f)...............         74
     500    Polyone Corp., 8.88%, 5/1/12.....        495
     750    Rhodia SA, 7.63%, 6/1/10 (b).....        683
     500    Terra Capital, Inc., 11.50%,
              6/1/10.........................        550
                                               ---------
                                                   7,711
                                               ---------
Clothing/Textiles (0.0%):
     380    Levi Strauss & Co., 12.25%,
              12/15/12.......................        376
                                               ---------
Conglomerates (0.1%):
     500    Case New Holland, Inc., 9.25%,
              8/1/11 (b).....................        528
     750    SPX Corp., 7.50%, 1/1/13.........        772
                                               ---------
                                                   1,300
                                               ---------
Containers & Packaging (0.1%):
     250    Ball Corp., 6.88%, 12/15/12......        255
     387    Home Products International,
              Inc., 9.63%, 5/15/08...........        317
     500    Owens-Brockway Glass Containers,
              Inc., 8.88%, 2/15/09...........        543
     250    Owens-Brockway Glass Containers,
              Inc., 7.75%, 5/15/11...........        261
                                               ---------
                                                   1,376
                                               ---------
Cosmetics/Toiletries (0.0%):
     993    Drypers Corp., Series B, 0.00%,
              6/15/07 (c)....................          0
                                               ---------
Ecological Services & Equipment (0.1%):
   1,000    Allied Waste N.A., Series B,
              8.88%, 4/1/08..................      1,100
                                               ---------
Electrical & Electronic (0.4%):
   2,400    Exelon Corp, 6.75%, 5/1/11.......      2,614
     650    IBM, 7.00%, 10/30/25.............        725
     700    Viacom, Inc., 7.70%, 7/30/10.....        800
     750    Viacom, Inc., 8.63%, 8/1/12......        900
                                               ---------
                                                   5,039
                                               ---------
Electronics/Electric (0.4%):
     500    Avnet, Inc., 9.75%, 2/15/08......        570
     500    Corning, Inc., 6.20%, 3/15/16....        466
   1,000    Flextronics International Ltd.,
              6.50%, 5/15/13.................        980
     750    Ingram Micro, Inc., 9.88%,
              8/15/08........................        825

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Electronics/Electric, continued:
     450    Iron Mountain, Inc., 8.63%,
              4/1/13.........................        479
     500    Seagate Technology, Inc., 8.00%,
              5/15/09........................        525
     630    Wesco Distribution, Inc., Series
              B, 9.13%, 6/1/08...............        651
     500    Xerox Corp., 7.13%, 6/15/10......        513
                                               ---------
                                                   5,009
                                               ---------
Energy (0.6%):
   1,250    Carolina Power and Light, 5.13%,
              9/15/13........................      1,233
   1,555    Constellation Energy Group,
              6.35%, 4/1/07..................      1,655
   1,000    DTE Energy Co., 6.65%, 4/15/09...      1,069
   2,500    Duke Energy Corp., 4.20%,
              10/1/08........................      2,458
   1,000    Duke Energy Corp., 5.63%,
              11/30/12.......................        999
     500    Key Energy Services Inc., 6.38%,
              5/1/13.........................        475
                                               ---------
                                                   7,889
                                               ---------
Equipment Leasing (0.2%):
     950    Apogent Technologies, Inc.,
              6.50%, 5/15/13.................        971
     750    Applied Materials, Inc., 8.00%,
              9/1/04.........................        757
     750    United Rentals, Inc., 6.50%,
              2/15/12........................        713
                                               ---------
                                                   2,441
                                               ---------
Equipment Trust Certificate (0.9%):
   3,690    Federal Express, Series A-1,
              7.85%, 1/30/15.................      4,065
   4,954    Northwest Air Trust, Series A,
              9.25%, 6/21/14.................      4,929
   3,538    Northwest Air Trust, Series B,
              10.23%, 6/21/14................      3,132
                                               ---------
                                                  12,126
                                               ---------
Financial (0.2%):
   1,000    FMR Corp., 4.75%, 3/1/13 (b).....        967
   1,250    SLM Corp., 3.50%, 9/30/06........      1,257
                                               ---------
                                                   2,224
                                               ---------
Financial Services (0.1%):
     726    Citicorp Mortgage Securities,
              Inc.,..........................        725
            Series 94-4, Class A8, 6.00%,
              2/25/09
     500    Istar Financial, Inc., 7.00%,
              3/15/08........................        533

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Financial Services, continued:
     250    Istar Financial, Inc., 6.00%,
              12/15/10.......................        250
     500    Thornburg Mortgage, Inc., 8.00%,
              5/15/13........................        510
                                               ---------
                                                   2,018
                                               ---------
Food & Drug Retailers (0.1%):
     500    Ahold Finance USA, Inc., 8.25%,
              7/15/10........................        530
     250    Couche-Tard, 7.50%, 12/15/13.....        251
                                               ---------
                                                     781
                                               ---------
Food Products (0.1%):
     500    Delhaize America, Inc., 7.38%,
              4/15/06........................        529
     500    Smithfield Foods, Inc., Series B,
              7.75%, 5/15/13.................        528
                                               ---------
                                                   1,057
                                               ---------
Food Products & Services (0.2%):
     500    Corn Products International,
              Inc., 8.25%, 7/15/07...........        547
     500    Dole Foods Co., 7.25%, 6/15/10...        496
     581    Pierre Foods, Inc., 10.75%,
              6/1/06.........................        586
     750    Premium Standard Farms, 9.25%,
              6/15/11........................        776
                                               ---------
                                                   2,405
                                               ---------
Food Service (0.0%):
     400    Tyson Foods, Inc., 7.25%,
              10/1/06........................        431
                                               ---------
Forest Products (0.5%):
     500    Abitibi-Consolidated, Inc.,
              5.02%, 6/15/11* (b)............        504
     500    Abitibi-Consolidated, Inc.,
              6.00%, 6/20/13.................        445
     879    American Tissue, Inc., Series B,
              12.50%, 7/15/06 (c)............          0
     500    Appleton Papers, Inc., 8.13%,
              6/15/11 (b)....................        509
   1,000    Buckeye Technologies, Inc.,
              9.25%, 9/15/08.................        984
     500    Cascades, Inc., 7.25%, 2/15/13...        500
     750    Georgia-Pacific Corp., 8.00%,
              1/15/14........................        816
      99    Koch Cellulose LLC, Letter of
              Credit, 4.36%, 5/6/11*.........        100
     401    Koch Cellulose LLC, Term Loan,
              4.36%, 5/6/11*.................        407
     500    Meadwestvaco Corp., 6.85%,
              4/1/12.........................        537

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Forest Products, continued:
     750    Norampac, Inc., 6.75%, 6/1/13....        739
     350    Norske Skog Canada, Inc., 8.63%,
              6/15/11........................        373
     750    Pope & Talbot, Senior Notes,
              8.38%, 6/1/13..................        782
                                               ---------
                                                   6,696
                                               ---------
Forestry (0.0%):
     500    Tembec Industries, Inc., 8.63%,
              6/30/09........................        509
                                               ---------
Governments (Foreign) (0.2%):
     430    United Mexican States, 4.63%,
              10/8/08........................        425
   1,300    United Mexican States, 6.38%,
              1/16/13........................      1,301
   1,350    United Mexican States, 7.50%,
              4/8/33.........................      1,309
                                               ---------
                                                   3,035
                                               ---------
Health Care (0.2%):
     350    Fresenius Medical Care Capital
              Trust, Series IV, 7.88%,
              6/15/11........................        373
   1,000    HCA-The Healthcare Company,
              8.75%, 9/1/10..................      1,143
     750    Perkinelmer, Inc., 8.88%,
              1/15/13........................        823
     500    Vanguard Health Systems, Term
              Loan,, 3.86%, 5/18/09*.........        508
     500    Ventas Realty, 9.00%, 5/1/12.....        550
                                               ---------
                                                   3,397
                                               ---------
Hotels/Motels/Inns & Casinos (0.3%):
     500    Aztar Corp., 7.88%,
              6/15/14 (b)....................        508
     250    Felcor Lodging LP, 9.00%,
              6/1/11.........................        259
     500    La Quinta Properties, 8.88%,
              3/15/11........................        540
   1,000    MGM Grand, Inc., 6.00%,
              10/1/09........................        984
     500    Mohegan Tribal Gaming, 8.38%,
              7/1/11.........................        543
     500    Park Place Entertainment, 7.50%,
              9/1/09.........................        529
     500    Station Casinos, Inc., 6.00%,
              4/1/12 (b).....................        486
                                               ---------
                                                   3,849
                                               ---------
Industrial Equipment (0.1%):
   1,000    Airxcel, Inc., 11.00%,
              11/15/07.......................        925
                                               ---------

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 102

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
 Industrial Goods & Services (2.0%):
     750    Airgas, Inc., 6.25%,
              7/15/14 (b)....................        722
   3,000    Beckman Coulter, Inc., 7.05%,
              6/1/26.........................      3,385
   3,000    Boise Cascade Co., 9.45%,
              11/1/09........................      3,436
     400    Brunswick Corp., 7.38%, 9/1/23...        427
     250    ERP Operating LP, 4.75%,
              6/15/09........................        251
   1,000    IBM Corp., 5.39%, 1/22/09........      1,044
     300    Ingersoll Rand Co., 7.20%,
              6/1/25.........................        328
     700    International Paper Co., 6.50%,
              11/15/07.......................        755
   1,050    International Paper Co., 5.85%,
              10/30/12.......................      1,068
     400    Loral Corp., 7.00%, 9/15/23......        426
   3,061    Newmont Mining Corp., Series A1,
              8.91%, 1/5/09..................      3,340
     800    News America Holdings, 7.75%,
              1/20/24........................        907
   2,860    Oslo Seismic Service, 8.28%,
              6/1/11.........................      2,903
   3,000    Phillips Petroleum Co., 8.75%,
              5/25/10........................      3,631
     300    Pitney Bowes, Inc., 3.88%,
              6/15/13........................        273
     250    Russel Metals, Inc., 6.38%,
              3/1/14 (b).....................        236
   1,300    Tyco International Group, 8.20%,
              10/15/08.......................      1,469
   1,000    Tyco International Group, 6.38%,
              10/15/11.......................      1,065
     500    Valmont Industries, Inc., 6.88%,
              5/1/14 (b).....................        494
     220    Weyerhaeuser Co., 6.13%,
              3/15/07........................        233
     500    Weyerhaeuser Co., 7.50%, 3/1/13..        561
                                               ---------
                                                  26,954
                                               ---------
Insurance (0.1%):
   1,350    Berkshire Hathaway, 4.20%,
              12/15/10.......................      1,322
     500    Odyssey RE Holdings, 7.65%,
              11/1/13........................        538
                                               ---------
                                                   1,860
                                               ---------
Leasing (0.6%):
   5,000    Hertz Corp., 6.50%, 5/15/06......      5,206
   2,500    Hertz Corp., 6.63%, 5/15/08......      2,582
                                               ---------
                                                   7,788
                                               ---------
Leisure (0.4%):
   1,000    Bally Total Fitness Holdings,
              Series D, 9.88%, 10/15/07......        835

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Leisure, continued:
     500    Intrawest Corp., 7.50%,
              10/15/13.......................        491
     100    K2 Corp., 7.38%, 7/1/14 (b)......        102
   3,000    Royal Caribbean Cruises, 8.25%,
              4/1/05.........................      3,120
     750    Speedway Motorsports, Inc.,
              6.75%, 6/1/13..................        761
     500    WMG Acquisition Corp., 4.07%,
              2/28/11*.......................        508
                                               ---------
                                                   5,817
                                               ---------
Multimedia (0.3%):
     375    AOL Time Warner, Inc., 8.18%,
              8/15/07........................        419
     750    AOL Time Warner, Inc., 10.15%,
              5/1/12.........................        956
   1,000    AOL Time Warner, Inc., 9.15%,
              2/1/23.........................      1,239
     470    AOL Time Warner, Inc., 7.70%,
              5/1/32.........................        515
     500    Vivendi Universal, 6.25%, 7/15/08
              (b)............................        533
                                               ---------
                                                   3,662
                                               ---------
Nitrogenous Fertilizers (0.1%):
     735    Monsanto Co., 7.38%, 8/15/12.....        832
                                               ---------
Nonferrous Metals & Minerals (0.1%):
     750    Ball Corp., 7.75%, 8/1/06........        802
     750    Massey Energy Co., 6.63%,
              11/15/10.......................        750
     500    Oglebay Norton Co., 10.00%,
              2/1/09 (c).....................        178
                                               ---------
                                                   1,730
                                               ---------
Oil & Gas (0.8%):
   1,900    Amerada Hess Corp., 7.30%,
              8/15/31........................      1,934
   1,500    BP Capital Markets PLC, 2.75%,
              12/29/06.......................      1,481
     500    Chesapeake Energy Corp., 7.50%,
              9/15/13 (b)....................        523
     250    Chesapeake Energy Corp., 6.88%,
              1/15/16........................        245
     500    Citgo Petroleum Corp., 11.38%,
              2/1/11.........................        583
     500    Evergreen Resources, Inc., 5.88%,
              3/15/12 (b)....................        508
     500    La Grange Acquisition LP, Tranche
              B, Term Loan, 4.13%,
              10/2/05*.......................        507

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Oil & Gas, continued:
       1    Lyondell-Citgo Refining LP, Term
              Loan, 3.79%, 5/3/07*...........          1
     498    Lyondell-Citgo Refining LP, Term
              Loan, 4.09%, 5/3/07*...........        504
       1    Lyondell-Citgo Refining LP, Term
              Loan, 4.11%, 5/3/07*...........          1
     250    Plains Exploration & Production
              Co., 7.13%, 6/15/14............        256
     500    Premcor Refining Group, 9.50%,
              2/1/13.........................        579
     250    Premcor Refining Group, 7.50%,
              6/15/15........................        261
   1,385    Pride International, Inc., 9.38%,
              5/1/07 (b).....................      1,416
     500    Sequa Corp., 8.88%, 4/1/08.......        529
     835    Southern California Gas Co.,
              4.38%, 1/15/11.................        818
     500    Transwestern Pipeline, Term Loan,
              3.54%, 4/30/09*................        503
     500    Western Resources, Inc., 7.88%,
              5/1/07.........................        553
                                               ---------
                                                  11,202
                                               ---------
Oil & Gas Exploration Production & Services (0.3%):
     775    Dupont, 4.13%, 4/30/10...........        763
     500    Grant Prideco Group, 9.00%,
              12/15/09.......................        546
     750    Pride International, Inc., 7.38%,
              7/15/14........................        761
     825    Ultramar Diamond Shamrock, 6.75%,
              10/15/37.......................        899
   1,349    USX Corp., 6.65%, 2/1/06.........      1,427
                                               ---------
                                                   4,396
                                               ---------
Publishing (0.3%):
   1,000    Garden State Newspapers, 8.63%,
              7/1/11, Callable 7/1/04 @
              104.31.........................      1,049
     530    Phoenix Color Corp., 10.38%,
              2/1/09.........................        496
     250    Reader's Digest Association,
              Inc., 6.50%, 3/1/11............        245
   1,800    Thomson Corp., 4.25%, 8/15/09....      1,778
                                               ---------
                                                   3,568
                                               ---------
Railroads (0.1%):
     991    Burlington Northern, Series 00-2,
              7.91%, 1/15/20.................      1,154
     280    Canadian Pacific Railway, 9.45%,
              8/1/21.........................        380
                                               ---------
                                                   1,534
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Real Estate (0.1%):
     750    EOP Operating LP, 7.25%,
              2/15/18........................        815
     750    Forest City Enterprises, Inc.,
              7.63%, 6/1/15, Callable on
              6/1/08 @ 103.813...............        758
                                               ---------
                                                   1,573
                                               ---------
Retailers (0.5%):
   1,650    Albertsons, Inc, 6.95%, 8/1/09...      1,804
   1,000    Central Tractor, 10.63%,
              4/1/07 (c).....................          0
   1,000    Kroger Co., 8.05%, 2/1/10........      1,153
     500    Michaels Stores, Inc., 9.25%,
              7/1/09, Callable 7/1/05 @
              104.63.........................        550
     375    Payless Shoesource, Inc., 8.25%,
              8/1/13.........................        373
   1,000    Service Corp. International,
              6.88%, 10/1/07.................      1,025
   2,550    Wal-Mart Stores, Inc., 4.13%,
              2/15/11........................      2,465
                                               ---------
                                                   7,370
                                               ---------
Steel (0.2%):
     500    AK Steel Corp., 7.88%, 2/15/09...        470
     500    California Steel Industries,
              6.13%, 3/15/14 (b).............        469
     750    International Steel Group, 6.50%,
              4/15/14 (b)....................        707
     421    U.S. Steel Corp., 9.75%,
              5/15/10........................        468
                                               ---------
                                                   2,114
                                               ---------
Surface Transport (0.1%):
     750    CP Ships, Ltd., 10.38%,
              7/15/12........................        860
     400    Stena AB, 7.50%, 11/1/13.........        398
                                               ---------
                                                   1,258
                                               ---------
Telecommunications (2.2%):
     530    Alaska Communications Systems
              Group, Inc., 9.38%, 5/15/09....        537
   8,500    Ameritech Capital Funding Corp.,
              5.95%, 1/15/38.................      8,672
     240    AT&T Broadband Corp., 9.46%,
              11/15/22.......................        309
   1,000    AT&T Corp./Liberty Media Group,
              7.88%, 7/15/09.................      1,126

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 104

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
   4,000    Bell Telephone Co., Pennsylvania,
              8.35%, 12/15/30................      4,818
     100    Bellsouth Corp., 6.88%,
              10/15/31.......................        104
   2,000    British Telecom PLC, 8.38%,
              12/15/10*......................      2,338
     600    Cox Communications, Inc., 6.88%,
              6/15/05........................        622
     500    Crown Castle International Corp.,
              9.38%, 8/1/11, Callable 8/1/06
              @ 104.69.......................        553
     500    Eircom Funding, 8.25%, 8/15/13...        523
     681    Exodus Communications, Inc.,
              10.75%, 12/15/09 (c)...........          5
     500    Mastec, Inc., 7.75%, 2/1/08......        433
     111    MCI, Inc., 5.91%, 5/1/07.........        108
     111    MCI, Inc., 6.69%, 5/1/09.........        103
      95    MCI, Inc., 7.74%, 5/1/14.........         85
     500    New York Telephone Co., 6.13%,
              1/15/10........................        522
     965    Nynex Corp., 9.55%, 5/1/10.......      1,103
   1,600    Sprint Capital Corp., 6.00%,
              1/15/07........................      1,677
   1,000    Sprint Capital Corp., 7.63%,
              1/30/11........................      1,107
     370    Sprint Capital Corp., 8.38%,
              3/15/12........................        426
     800    Sprint Capital Corp., 8.75%,
              3/15/32........................        935
   1,500    TCI Communications, Inc., 9.80%,
              2/1/12.........................      1,883
   1,250    Telus Corp., 8.00%, 6/1/11.......      1,423
     270    United Telephones of Florida,
              Series HH, 8.38%, 1/15/25......        329
     400    Verizon Communications, 7.90%,
              2/1/27, Callable 2/1/07 @
              103.95.........................        430
   1,500    Verizon New York, Inc., 6.88%,
              4/1/12.........................      1,611
                                               ---------
                                                  31,782
                                               ---------
Telecommunications/Mobile, Cellular (0.3%):
   1,250    AT&T Wireless Services, Inc.,
              7.88%, 3/1/11..................      1,423
   1,000    Nextel Communications, Inc.,
              9.38%, 11/15/09................      1,074
     500    Rogers Wireless Communications,
              Inc., 6.38%, 3/1/14 (b)........        463
   1,000    Rural Cellular Corp., Series B,
              9.63%, 5/15/08.................        950
                                               ---------
                                                   3,910
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Transportation & Shipping (0.1%):
     500    Burlington North Sante Fe, 7.13%,
              12/15/10.......................        559
   1,000    Fedex Corp., 9.65%, 6/15/12......      1,270
      15    Regional Jet Equipment Trust,
              Series 00-1, 7.77%,
              9/5/04 (b).....................         15
                                               ---------
                                                   1,844
                                               ---------
Utilities (1.8%):
     625    AES Corp., 9.50%, 6/1/09.........        671
     890    Alabama Power Co., 2.80%,
              12/1/06........................        879
     200    Allete, Inc., 7.50%, 8/1/07,
              Callable 8/1/05 @ 100.00.......        209
   1,445    American Electric Power Co.,
              Series A, 6.13%, 5/15/06.......      1,518
     400    Appalachian Power Co., Series E,
              4.80%, 6/15/05.................        408
   1,500    Calpine Corp., 8.63%, 8/15/10....        983
   1,000    Cleco Corp., 7.00%, 5/1/08.......      1,039
   1,000    CMS Energy Corp., 7.00%,
              1/15/05........................      1,010
   1,000    Consolidated Edison, Inc., 4.70%,
              6/15/09........................      1,014
     400    Dominion Resources, Inc., 6.25%,
              6/30/12........................        420
     750    DPL, Inc., 8.25%, 3/1/07.........        801
     500    Dynegy Holdings Term Loan, 5.13%,
              5/28/10*.......................        509
     500    Edison Mission Energy, 10.00%,
              8/15/08........................        536
     500    Edison Mission Energy, 9.88%,
              4/15/11........................        524
     500    El Paso Natural Gas, Series A,
              7.63%, 8/1/10..................        515
     710    FPL Energy Wind Funding, 6.88%,
              6/27/17 (b)....................        699
     500    Gulfterra Energy Partners, 6.25%,
              6/1/10.........................        508
     335    Gulfterra Energy Partners,
              10.63%, 12/1/12................        400
   1,000    Keyspan Gas East, 7.88%, 2/1/10..      1,159
     750    Mid American Energy Holdings,
              7.23%, 9/15/05.................        788
     500    Mirant Americas LLC, 8.30%,
              5/1/11 (c).....................        378
     400    National Rural Utilities, 7.25%,
              3/1/12.........................        455
     375    Nevada Power Co., 8.25%,
              6/1/11.........................        394
     125    Nevada Power Co., 6.50%, 4/15/12
              (b)............................        119

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Utilities, continued:
   1,000    Northeast Utilities, 3.30%,
              6/1/08.........................        960
     499    Ormat Funding Corp., 8.25%,
              12/30/20 (b)...................        474
     500    Plains All American Pipeline,
              7.75%, 10/15/12 (b)............        550
     500    PSEG Energy Holdings, 7.75%,
              4/16/07........................        526
   1,400    PSEG Power, 7.75%, 4/15/11*......      1,587
   1,932    Ras Laffan Gas, 7.63%, 9/15/06
              (b)............................      2,026
     250    Scottish Power PLC, 7.24%,
              8/16/23........................        270
     500    Semco Energy, Inc., 7.13%,
              5/15/08........................        515
     250    Semco Energy, Inc., 7.75%,
              5/15/13........................        259
     750    Sierra Pacific Power Co., 6.25%,
              4/15/12 (b)....................        709
   1,000    Teco Energy, Inc., 10.50%,
              12/1/07........................      1,120
     600    Texas-New Mexico Power Co.,
              6.13%, 6/1/08..................        602
                                               ---------
                                                  25,534
                                               ---------
YANKEE & EURODOLLAR (1.2%):
   7,125    Bank of Scotland, 7.00%, 11/29/49
              (b)............................      7,787
   3,000    Mobil Oil Canada, 5.00%,
              12/21/04.......................      3,041
   5,055    Societe Generale Estate L.L.C.,
              7.64%, 12/29/49 (b)............      5,584
                                               ---------
                                                  16,412
                                               ---------
  Total Corporate Bonds                          474,548
                                               ---------
U.S. GOVERNMENT AGENCY MORTGAGES (22.6%):
Fannie Mae (7.8%):
     386    7.50%, 6/25/07, Series 92-78,
              Class H........................        402
     497    7.00%, 9/25/07, Series 92-179,
              Class H........................        508
     490    6.50%, 5/25/08, Series 93-55,
              Class K........................        513
     465    6.50%, 6/25/08, Series 93-86,
              Class H........................        485
     641    6.50%, 9/25/08, Series 95-19,
              Class K........................        667
   2,035    6.50%, 9/25/08, Series 93-175,
              Class PG.......................      2,113
     362    6.00%, 12/25/08, Series 93-231,
              Class M........................        373

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     162    6.50%, 3/25/09, Series 94-32,
              Class Z........................        169
     276    8.00%, 11/25/10, Series 93-17,
              Class C........................        289
   2,137    8.50%, 11/1/11, Pool #313650.....      2,304
     970    7.50%, 2/1/12, Pool #693747......      1,029
   2,500    6.00%, 4/18/12, Series 97-31,
              Class EB.......................      2,610
     147    6.50%, 3/25/13, Series 93-140,
              Class H........................        150
   1,207    6.50%, 5/1/13, Pool #251700......      1,278
   2,298    6.00%, 1/1/14, Pool #440777......      2,402
   1,000    4.50%, 1/25/14, Series 03-128,
              Class KE.......................        986
   1,500    6.50%, 1/25/14, Series 94-1,
              Class L........................      1,594
   1,149    7.00%, 3/1/15, Pool #555187......      1,220
   2,000    5.00%, 11/25/15, Series 02-74,
              Class PD.......................      1,999
     149    12.50%, 1/1/16, Pool #303306.....        170
   2,000    6.00%, 3/25/16, Series 01-5,
              Class OW.......................      2,104
   1,500    5.50%, 5/25/16, Series 02-61,
              Class PE.......................      1,552
   3,000    6.00%, 8/15/16, Series 2344,
              Class QG.......................      3,149
      15    9.00%, 3/1/17, Pool #177563......         17
   1,000    5.50%, 3/25/17, Series 02-11,
              Class QG.......................      1,015
   5,000    5.50%, 4/25/17, Series 02-18,
              Class PC.......................      5,150
       2    7.50%, 6/1/17, Pool #294569......          2
   1,000    5.50%, 9/25/17, Series 02-55,
              Class QE.......................      1,009
      66    9.30%, 5/25/18, Series 88-13,
              Class C........................         73
   2,262    5.00%, 6/1/18, Pool #709877......      2,271
   1,000    6.50%, 6/25/18, Series 02-16,
              Class VD.......................      1,052
   2,374    5.00%, 11/1/18, Pool #740462.....      2,383
      10    9.00%, 1/1/19, Pool #70318.......         11
     891    9.35%, 10/25/19, Series 89-72,
              Class E........................        992
      29    11.50%, 12/25/19, Series 89-98,
              Class H........................         33
      44    8.80%, 1/25/20, Series 90-1,
              Class D........................         48
      51    8.75%, 9/25/20, Series 90-110,
              Class H........................         56
      38    8.95%, 10/25/20, Series 90-117,
              Class E........................         41

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 106

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   2,800    7.00%, 3/25/21, Series 01-4,
              Class PC.......................      2,997
     754    4.25%, 6/25/21, Series 03-60,
              Class DA.......................        720
     153    8.50%, 9/25/21, Series G-29,
              Class O........................        163
     379    8.00%, 10/25/21, Series 91-141,
              Class PZ.......................        409
   1,314    7.00%, 1/25/22, Series G92-15,
              Class Z........................      1,386
     196    7.75%, 3/25/22, Series 92-31,
              Class M........................        211
      99    7.00%, 6/25/22, Series G92-30,
              Class Z........................        103
     252    7.50%, 6/25/22, Series 92-101,
              Class J........................        260
     241    9.00%, 6/25/22, Series 92-79,
              Class Z........................        266
     452    6.00%, 8/25/22, Series 94-23,
              Class PE.......................        458
     211    0.00%, 10/25/22, Series G92-62,
              Class B, PO....................        180
     637    7.50%, 10/25/22, Series 95-4,
              Class Z........................        685
   2,275    7.50%, 10/25/22, Series 92-188,
              Class PZ.......................      2,424
     170    7.50%, 3/25/23, Series 93-23,
              Class PZ.......................        181
   1,638    6.50%, 4/25/23, Series 93-160,
              Class AJ.......................      1,707
     683    7.00%, 5/25/23, Series 93-56,
              Class PZ.......................        725
     416    7.00%, 5/25/23, Series 93-60,
              Class Z........................        440
   1,339    0.00%, 6/25/23, Series 93-257,
              Class C, PO....................      1,183
   2,000    5.00%, 6/25/23, Series 03-83,
              Class PG.......................      1,932
   1,526    7.00%, 6/25/23, Series 93-79,
              Class PL.......................      1,572
     655    6.50%, 7/25/23, Series 96-59,
              Class K........................        684
   3,527    6.00%, 8/25/23, Series 94-23,
              Class PX.......................      3,558
   2,000    6.50%, 8/25/23, Series 94-28,
              Class K........................      2,108
   1,214    7.00%, 8/25/23, Series 93-149,
              Class M........................      1,265
   2,580    7.00%, 8/25/23, Series 93-141,
              Class Z........................      2,703

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      46    0.00%, 9/25/23, Series 93-205,
              Class H, PO....................         39
   1,441    6.50%, 9/25/23, Series 93-160,
              Class ZA.......................      1,515
     649    6.50%, 11/25/23, Series 95-19,
              Class Z........................        687
     127    7.10%, 12/25/23, Series 93-255,
              Class E........................        136
     623    0.00%, 4/25/24, Series 94-65,
              Class PK, PO...................        517
   1,000    5.50%, 7/25/24, Series 04-53,
              Class NC.......................        993
      16    9.00%, 4/1/25, Pool # 250228.....         18
     797    7.50%, 9/1/25, Pool #324179......        857
     362    8.50%, 12/1/25, Pool #313692.....        400
      13    7.50%, 10/1/26, Pool #365997.....         14
      24    7.50%, 3/1/27, Pool #250854......         25
     728    7.00%, 3/18/27, Series 97-11,
              Class E........................        772
   1,088    6.00%, 3/25/27, Series 98-63,
              Class PG.......................      1,100
     343    7.50%, 4/18/27, Series 97-27,
              Class J........................        367
     500    8.00%, 7/18/27, Series 97-42,
              Class EG.......................        563
   4,236    6.50%, 9/18/27, Series 97-63,
              Class ZA.......................      4,448
      34    7.00%, 3/1/28, Pool #251569......         36
     826    6.50%, 4/1/28, Pool #420165......        862
     725    5.50%, 12/1/28, Pool #455598.....        727
   1,066    5.50%, 7/1/29, Pool #517656......      1,069
     719    6.50%, 7/1/29, Pool #252570......        750
   1,428    6.50%, 7/1/29, Pool #517679......      1,491
     607    6.50%, 8/1/29, Pool #323866......        633
   1,688    8.00%, 9/18/29, Series 99-47,
              Class JZ.......................      1,869
   2,074    7.50%, 2/20/30, Series 00-8,
              Class Z........................      2,214
   2,000    5.75%, 6/25/33, Series 03-47,
              Class PE.......................      1,844
   1,301    6.00%, 9/1/33, Pool #738348......      1,330
   2,877    5.50%, 12/1/33, Pool #725017.....      2,873
     988    5.50%, 1/1/34, Pool #759424......        987
     721    6.00%, 1/1/34, Pool #759893......        737
   4,922    5.50%, 3/1/34, Pool #751182......      4,908
   1,800    7.00%, 2/25/44, Series 04-W2,
              Class 2A2......................      1,905
                                               ---------
                                                 107,225
                                               ---------

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
 Freddie Mac (12.0%):
      30    7.00%, 9/15/07, Series 1457,
              Class PJ.......................         30
       7    8.50%, 1/1/08, Gold Pool
              #G10164........................          7
      72    8.00%, 2/1/08, Gold Pool
              #E47060........................         75
      19    8.75%, 4/1/08, Pool #160043......         20
     599    6.75%, 4/15/08, Series 1506,
              Class PH.......................        614
   3,540    6.50%, 6/15/08, Series 1538,
              Class J........................      3,743
      21    8.00%, 8/1/08, Pool #180531......         23
     560    6.50%, 8/15/08, Series 1561,
              Class J........................        589
      10    8.25%, 9/1/08, Pool #186743......         11
   1,017    6.50%, 9/15/08, Series 1587,
              Class H........................      1,030
   1,734    6.50%, 12/15/08, Series 1796,
              Class B........................      1,806
     845    6.00%, 1/15/09, Series 1667,
              Class B........................        884
      63    6.00%, 3/15/09, Series 1693,
              Class Z........................         63
     525    7.00%, 6/1/09, Gold Pool
              #E00313........................        557
      28    10.25%, 6/1/09, Pool #160081.....         31
      26    8.00%, 8/1/09, Pool #256159......         27
     127    8.00%, 2/1/10, Pool #180084......        137
     138    9.00%, 2/1/10, Gold Pool
              #E82421........................        142
       2    14.75%, 3/1/10, Pool #170027.....          3
     277    8.50%, 6/1/10, Gold Pool
              #G10505........................        293
     558    7.50%, 9/1/10, Gold Pool
              #E62448........................        593
       2    14.50%, 12/1/10, Pool #170040....          2
       2    13.50%, 1/1/11, Pool #170042.....          2
       1    14.50%, 3/1/11, Pool #170046.....          1
       4    15.00%, 3/1/11, Pool #170045.....          5
     671    7.00%, 5/1/11, Gold Pool
              #E00434........................        712
     574    7.50%, 5/1/11, Gold Pool
              #E00438........................        611
     771    7.00%, 6/1/11, Gold Pool
              #E64220........................        818
       6    14.50%, 12/1/11, Pool #181072....          7
     137    9.25%, 5/1/12, Pool #251452......        148
       0    13.50%, 10/1/12, Pool #183150....          0
   4,590    6.50%, 5/15/13, Series 2055,
              Class OE.......................      4,854

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     115    6.50%, 8/15/13, Series 1556,
              Class H........................        122
     559    7.00%, 10/15/13, Series 1595,
              Class D........................        587
      13    12.50%, 1/1/14, Pool #304168.....         14
       2    13.00%, 6/1/14, Pool #170096.....          2
   5,400    6.50%, 7/1/14, Gold Pool
              #E00721........................      5,712
   2,000    5.00%, 7/15/14, Series 2557,
              Class WJ.......................      2,045
   1,321    7.00%, 12/1/14, Gold Pool
              #P60089........................      1,393
     825    6.00%, 7/15/15, Series 2353,
              Class TC.......................        836
      34    12.00%, 8/1/15, Pool #170269.....         38
   1,174    7.00%, 3/1/16, Gold Pool
              #P60090........................      1,238
   3,000    6.50%, 8/15/16, Series 2345,
              Class PQ.......................      3,191
   2,500    6.00%, 10/15/16, Series 2368,
              Class TG.......................      2,624
       7    7.50%, 11/1/16, Pool #280421.....          8
   4,000    6.00%, 12/15/16, Series 2394,
              Class MC.......................      4,185
   1,000    6.00%, 1/15/17, Series 2399,
              Class PG.......................      1,044
      14    7.50%, 2/1/17, Pool #285128......         15
     366    6.00%, 2/15/17, Series 2108,
              Class VB.......................        368
   1,706    4.00%, 5/15/18, Series 2643,
              Class KG.......................      1,729
   2,000    4.50%, 5/15/18, Series 2617,
              Class GR.......................      1,868
   4,676    4.00%, 8/1/18, Pool #E01424......      4,464
      40    12.00%, 7/1/19, Pool #555238.....         45
     197    9.50%, 7/15/19, Series 11, Class
              D..............................        198
     318    7.50%, 10/1/19, Gold Pool
              #G00016........................        344
      94    9.50%, 5/15/20, Series 38, Class
              D..............................         94
      92    9.20%, 10/15/20, Series 84, Class
              F..............................         92
      55    8.13%, 11/15/20, Series 81, Class
              A..............................         55
      64    9.10%, 1/15/21, Series 109, Class
              I..............................         64
     431    8.00%, 4/15/22, Series 1254,
              Class N........................        442

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 108

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     884    8.00%, 6/15/22, Series 1316,
              Class Z........................        922
     240    7.50%, 8/15/22, Series 1343,
              Class LB.......................        252
      20    8.50%, 9/15/22, Series 198, Class
              Z..............................         20
   7,146    6.50%, 11/1/22, Pool #G30234.....      7,494
     112    6.50%, 11/15/22, Series 1552,
              Class HB.......................        112
     260    6.75%, 11/15/22, Series 1552,
              Class H........................        261
     712    3.50%, 12/15/22, Series 2602,
              Class BX.......................        663
     458    7.50%, 1/15/23, Series 1456,
              Class Z........................        485
   1,206    8.00%, 2/15/23, Series 201, Class
              Z..............................      1,238
     802    6.00%, 5/15/23, Series 1630,
              Class PJ.......................        816
   7,614    6.00%, 6/15/23, Series 1637,
              Class G........................      7,867
   1,000    7.00%, 7/15/23, Series 1543,
              Class VN.......................      1,066
     353    10.00%, 8/15/23, Series 1611,
              Class JC, IF*..................        381
     733    6.50%, 9/15/23, Series 1577,
              Class PV.......................        729
   1,500    7.00%, 9/25/23, Series 29, Class
              J..............................      1,574
   4,332    6.25%, 11/25/23, Series 24, Class
              J..............................      4,438
     539    6.50%, 11/25/23, Series 23, Class
              KZ.............................        558
   2,000    4.50%, 12/15/23, Series 2716,
              Class UN, IF,IO*...............      1,812
   5,000    5.00%, 12/15/23, Series 2720,
              Class PC.......................      4,846
   3,249    6.50%, 12/15/23, Series 1628,
              Class LZ.......................      3,402
   1,320    6.50%, 1/1/24, Gold Pool
              #C80091........................      1,387
   1,981    5.00%, 2/15/24, Series 2756,
              Class NA.......................      1,941
     167    10.00%, 2/15/24, Series 1671,
              Class QC, IF*..................        164
     393    8.00%, 4/25/24, Series 31, Class
              Z..............................        439
      72    7.50%, 6/1/24, Gold Pool
              #C80161........................         78
     991    7.00%, 9/1/24, Gold Pool
              #G00271........................      1,053

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     274    7.50%, 10/1/24, Gold Pool
              #C80245........................        297
     823    7.00%, 11/1/24, Gold Pool
              #G00278........................        874
      24    7.50%, 2/1/27, Gold Pool
              #C00496........................         26
       6    7.50%, 2/1/27, Gold Pool
              #D78499........................          6
   2,000    5.00%, 5/15/27, Series 2764,
              Class UC.......................      2,003
   1,553    6.50%, 7/15/27, Series 2137,
              Class TG.......................      1,562
     416    7.00%, 8/1/27, Gold Pool
              #D81734........................        441
     736    8.00%, 8/1/27, Gold Pool
              #G00747........................        803
     197    6.50%, 10/15/27, Series 2154,
              Class PK.......................        199
   1,620    6.00%, 11/15/27, Series 2132,
              Class PD.......................      1,684
   4,159    6.00%, 12/15/27, Series 2123,
              Class PE.......................      4,324
   4,900    6.25%, 1/15/28, Series 2122,
              Class QR.......................      5,128
   1,780    6.50%, 1/15/28, Series 2036,
              Class PG.......................      1,845
   1,607    6.50%, 1/15/28, Series 2137,
              Class TM.......................      1,629
     676    6.50%, 1/15/28, Series 2022,
              Class PE.......................        707
      19    7.00%, 2/1/28, Gold Pool
              #D86005........................         20
   1,395    6.00%, 4/15/28, Series 2161,
              Class PG.......................      1,448
     710    7.00%, 10/15/28, Series 2089,
              Class PJ, IO...................        147
  10,000    6.00%, 11/15/28, Series 2091,
              Class PG.......................     10,083
   1,147    6.00%, 2/1/29, Gold Pool
              #C21930........................      1,177
     669    6.50%, 6/1/29, Gold Pool
              #C00785........................        699
     314    7.00%, 8/1/29, Gold Pool
              #C30263........................        333
       9    7.50%, 11/1/29, Gold Pool
              #C32536........................         10
   2,000    8.00%, 11/15/29, Series 2201,
              Class C........................      2,148
       2    8.00%, 3/1/30, Gold Pool
              #C37157........................          3

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
       6    7.50%, 10/1/30, Gold Pool
              #C44034........................          6
   1,068    7.50%, 10/15/30, Series 2261,
              Class ZY.......................      1,111
     483    6.00%, 4/15/31, Series 2310,
              Class Z........................        484
     375    6.50%, 5/15/31, Series 2313,
              Class LA.......................        392
   8,000    6.50%, 6/15/31, Series 2330,
              Class PE.......................      8,316
   5,608    6.50%, 8/15/31, Series 2454,
              Class BG.......................      5,879
     300    6.25%, 2/15/32, Series 2410,
              Class QB.......................        306
   1,000    6.50%, 3/15/32, Series 2430,
              Class WF.......................      1,038
   1,500    6.50%, 5/15/32, Series 2455,
              Class GK.......................      1,564
  10,000    6.50%, 6/15/32, Series 2457,
              Class PE.......................     10,362
   2,000    6.50%, 6/15/32, Series 2466,
              Class DH.......................      2,073
   2,000    6.00%, 12/15/32, Series 2543,
              Class YX.......................      1,960
   1,362    6.50%, 2/25/43, Series T-54,
              Class 2A.......................      1,421
                                               ---------
                                                 167,161
                                               ---------
Government National Mortgage Assoc. (2.8%):
      42    7.50%, 6/15/07, Pool #17109......         44
       4    8.00%, 10/15/07, Pool #20471.....          5
      15    8.00%, 10/15/07, Pool #19860.....         16
       9    8.00%, 11/15/07, Pool #21064.....          9
       4    8.00%, 1/15/08, Pool #21259......          4
      18    8.00%, 5/15/08, Pool #23139......         19
       5    13.00%, 1/15/15, Pool #121789....          6
      27    9.00%, 4/15/16, Pool #159851.....         30
      27    9.00%, 9/15/16, Pool #179836.....         30
       9    9.00%, 9/15/16, Pool #164740.....         11
       8    9.00%, 10/15/16, Pool #170831....          9
       8    9.00%, 12/15/16, Pool #151253....          9
      13    9.00%, 12/15/16, Pool #183237....         14
      76    9.00%, 12/15/16, Pool #190923....         86
      13    9.00%, 1/15/17, Pool #180482.....         15
       1    9.00%, 5/15/17, Pool #203439.....          1
      12    9.00%, 7/15/18, Pool #216264.....         14

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
      19    9.00%, 3/15/20, Pool #160559.....         22
      14    10.00%, 11/15/20, Pool #299559...         15
      28    7.25%, 7/15/21, Pool #310456.....         30
      21    9.00%, 7/15/21, Pool #313183.....         23
     174    7.25%, 9/15/21, Pool #313389.....        188
     125    7.25%, 10/15/21, Pool #309750....        135
       7    9.00%, 11/15/21, Pool #218409....          7
      88    7.25%, 1/15/22, Pool #314497.....         95
      80    9.00%, 1/15/22, Pool #316247.....         90
   7,700    6.50%, 7/20/22, Series 02-40,
              Class VD.......................      7,813
     269    7.50%, 10/15/22, Pool #297656....        292
      88    7.00%, 1/15/23, Pool #339885.....         94
     148    7.00%, 2/15/24, Pool #376855.....        158
     215    7.00%, 4/15/24, Pool #359713.....        229
      15    7.00%, 4/15/24, Pool #380930.....         16
      16    7.00%, 4/15/24, Pool #389850.....         17
     272    9.00%, 11/15/24, Pool #780029....        307
     132    9.00%, 1/15/25, Pool #369632.....        148
      58    7.50%, 8/20/25, Pool #2056.......         63
      50    8.50%, 11/15/25, Pool #405529....         55
     220    7.50%, 7/15/26, Pool #430999.....        238
      41    8.00%, 8/20/26, Pool #2270.......         45
      37    8.00%, 9/20/26, Pool #2285.......         40
     101    7.00%, 12/15/26, Pool #780481....        108
      24    7.50%, 2/15/27, Pool #442422.....         25
      48    7.75%, 2/15/27, Pool #438633.....         52
      41    8.00%, 2/20/27, Pool #2379.......         44
      26    8.00%, 3/20/27, Pool #2397.......         28
   1,111    7.50%, 5/16/27, Series 97-8,
              Class PN.......................      1,191
     858    9.00%, 5/16/27, Series 97-7,
              Class ZA.......................        942
     253    8.00%, 6/20/27, Pool #2445.......        277
     557    7.50%, 7/20/27, Pool #2457.......        600
      39    7.00%, 11/15/27, Pool #460982....         41
      77    7.25%, 1/15/28, Pool #427295.....         83
     193    8.00%, 1/20/28, Pool #2538.......        212
   1,303    6.50%, 2/15/28, Pool #460759.....      1,365
      57    7.00%, 2/15/28, Pool #408006.....         61
      26    7.00%, 4/15/28, Pool #360750.....         27
      24    8.00%, 4/20/28, Pool #2581.......         26
      14    8.00%, 6/20/28, Pool #2606.......         15

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 110

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
      92    8.00%, 7/20/28, Pool #2619.......        101
     106    8.00%, 8/20/28, Pool #2633.......        116
   2,557    6.00%, 11/15/28, Pool #486678....      2,631
     104    6.50%, 2/20/29, Pool #2714.......        108
     995    6.50%, 6/15/29, Pool #472969.....      1,042
     102    7.50%, 9/15/29, Pool #511482.....        110
   1,219    6.50%, 10/15/29, Pool #781118....      1,276
     224    9.35%, 11/16/29, Series 99-43,
              Class TA, IF *.................        260
   3,257    8.00%, 12/20/29, Series 99-44,
              Class ZG.......................      3,437
   3,355    8.00%, 1/16/30, Series 00-1,
              Class PK.......................      3,658
   1,996    8.00%, 6/20/30, Series 00-9,
              Class Z........................      2,113
   1,739    7.75%, 9/20/30, Series 00-26,
              Class Z........................      1,811
   2,762    7.00%, 1/20/32, Series 02-4,
              Class TD.......................      2,910
   3,000    6.50%, 6/20/32, Series 02-45,
              Class QE.......................      3,109
     150    6.00%, 7/16/32, Series 02-47,
              Class HM.......................        152
                                               ---------
                                                  38,373
                                               ---------
  Total U.S. Government Agency Mortgages         312,759
                                               ---------
U.S. GOVERNMENT AGENCY SECURITIES (5.5%):
Fannie Mae (1.3%):
   5,000    5.75%, 2/15/08...................      5,332
   1,935    6.25%, 2/1/11....................      2,080
   7,500    6.13%, 3/15/12...................      8,101
   2,000    8.20%, 3/10/16...................      2,520
                                               ---------
                                                  18,033
                                               ---------
Federal Home Loan Bank (0.1%):
   1,500    5.09%, 10/7/08, Series LZ08......      1,565
                                               ---------
Freddie Mac (1.5%):
  20,000    3.25%, 11/15/04..................     20,136
                                               ---------
Other U.S. Agencies (0.1%):
   1,467    Federal Housing Administration,
              Merrill Lynch Project, 7.43%,
              8/1/20.........................      1,480
                                               ---------
Resolution Funding Corporation STRIPS (2.5%):
  65,000    10/15/19.........................     27,607
   5,000    10/15/19.........................      2,110
  10,000    4/15/19..........................      4,357
                                               ---------
                                                  34,074
                                               ---------
  Total U.S. Government Agency Securities         75,288
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. TREASURY OBLIGATIONS (27.1%):
U.S. Treasury Bonds (17.0%):
  37,130    10.75%, 8/15/05..................     40,659
   3,500    6.00%, 8/15/09...................      3,847
  41,595    12.75%, 11/15/10.................     47,347
   6,385    10.38%, 11/15/12.................      7,799
   1,500    7.50%, 11/15/16..................      1,850
  10,925    8.88%, 8/15/17...................     14,974
  15,125    9.13%, 5/15/18...................     21,238
  14,000    9.00%, 11/15/18..................     19,545
   5,000    8.13%, 8/15/19...................      6,550
   6,000    8.75%, 5/15/20...................      8,299
  12,685    8.13%, 5/15/21...................     16,765
  12,300    8.13%, 8/15/21...................     16,280
   7,125    8.00%, 11/15/21..................      9,341
   2,700    7.25%, 8/15/22...................      3,309
  13,600    7.13%, 2/15/23...................     16,491
                                               ---------
                                                 234,294
                                               ---------
U.S. Treasury Inflation Protected Bonds (0.5%):
   2,600    3.38%, 1/15/07...................      3,306
   2,000    3.88%, 1/15/09...................      2,557
   1,000    3.63%, 4/15/28...................      1,418
                                               ---------
                                                   7,281
                                               ---------
U.S. Treasury Notes (8.8%):
  35,000    2.00%, 8/31/05...................     34,933
  10,000    1.88%, 1/31/06...................      9,908
  20,000    6.88%, 5/15/06...................     21,536
  19,000    5.63%, 5/15/08...................     20,458
  15,000    6.50%, 2/15/10...................     16,907
  17,300    5.00%, 2/15/11...................     18,114
                                               ---------
                                                 121,856
                                               ---------
U.S. Treasury STRIPS (0.8%):
   1,250    2/15/10..........................        993
   5,000    2/15/11..........................      3,755
   7,500    5/15/12..........................      5,236
     308    5/15/13..........................        202
   1,040    5/15/18..........................        494
                                               ---------
                                                  10,680
                                               ---------
  Total U.S. Treasury Obligations                374,111
                                               ---------

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP INCOME BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 MUNICIPAL BONDS (0.2%):
Illinois (0.2%):
   3,460    State Pension, GO, 5.10%,
              6/1/33.........................      3,070
                                               ---------
  Total Municipal Bonds                            3,070
                                               ---------
COMMON STOCKS (0.2%):
Cable Television (0.0%):
       3    Classic Holdco. LLC (d)..........        241
                                               ---------
Clothing/Textiles (0.0%):
       8    Polymer Group, Inc. (d)..........        108
                                               ---------
Energy (0.2%):
      76    NRG Energy, Inc. (d).............      1,875
                                               ---------
Equipment Leasing (0.0%):
      67    NES Rentals Holdings, Inc. (d)...        516
                                               ---------
Telecommunications (0.0%):
       1    Abovenet, Inc. (d)...............         27
       7    Cincinnati Bell, Inc. (d)........         32
       3    Global Crossing Ltd. (d).........         40
       2    Leucadia National Corp. .........        117
       1    XO Communications, Inc. (d)......          4
                                               ---------
                                                     220
                                               ---------
  Total Common Stocks                              2,960
                                               ---------
PREFERRED STOCKS (0.0%):
Cable Television (0.0%):
       0    Classic Holdco. LLC, 9.00%.......        204
                                               ---------
Telecommunications (0.0%):
       3    McleodUSA, Inc., 2.50%...........          9
                                               ---------
  Total Preferred Stocks                             213
                                               ---------
WARRANTS (0.0%):
Automotive (0.0%):
       1    Hayes Lemmerz International,
              Inc. ..........................          2
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WARRANTS, CONTINUED:
Telecommunications (0.0%):
       0    Abovenet, Inc., CW08.............          3
       0    Abovenet, Inc., CW10.............          3
       8    McleodUSA, Inc. .................          1
       2    XO Communications, Inc., Series
              A..............................          3
       2    XO Communications, Inc., Series
              B..............................          2
       2    XO Communications, Inc., Series
              C..............................          1
                                               ---------
                                                      13
                                               ---------
  Total Warrants                                      15
                                               ---------
INVESTMENT COMPANIES (3.9%):
  54,523    One Group Prime Money Market
              Fund, Class I (e)..............     54,523
                                               ---------
  Total Investment Companies                      54,523
                                               ---------
REPURCHASE AGREEMENT (0.3%):
   4,131    State Street Bank and Trust,
              0.65%, 7/1/04 (Proceeds at
              maturity $4,131, collateralized
              by various U.S. Government
              securities)....................      4,131
                                               ---------
  Total Repurchase Agreement                       4,131
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (28.0%):
 386,856    Pool of various securities for
              One Group Bond Funds --
              footnote 2 (Securities
              Lending).......................    386,856
                                               ---------
  Total Short-Term Securities Held as
  Collateral for Securities Lending              386,856
                                               ---------
Total (Cost $1,728,938) (a)                    1,761,168
                                               =========

------------
Percentages indicated are based on net assets of $1,380,970.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 58,690
                   Unrealized depreciation......................   (26,460)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 32,230
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempts from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(c) Defaulted security.

(d) Non-income producing security.

(e) Investment in affiliate.

 (f) Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees.

Amounts shown as 0 are either 0, or rounded to less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 112

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 ASSET BACKED SECURITIES (0.2%):
   1,216    Merrill Lynch, Inc., Series
              144-S, 7.43%, 7/25/24..........      1,226
   2,214    Residential Asset Mortgage
              Products, Inc., Series 01-RS3,
              Class AI4, 6.29%, 10/25/31.....      2,251
                                               ---------
  Total Asset Backed Securities                    3,477
                                               ---------
COLLATERALIZED MORTGAGE OBLIGATIONS (9.7%):
Financial Services (9.7%):
   5,000    Banc of America Funding Corp.,
              Series 03-3, Class 1A33, 5.50%,
              10/25/33.......................      5,017
     363    Bank of America Mortgage
              Securities, Series 03-9, Class
              1A2, 0.00%, 12/25/33, PO.......        157
   5,000    Bank of America Mortgage
              Securities, Series 04-E, Class
              2A5, 4.13%, 6/25/34............      4,825
  27,893    Bank of America Mortgage
              Securities Trust, Series 04-3,
              Class 15IO, 0.22%, 4/25/19,
              IO.............................        228
     969    Bank of America Mortgage
              Securities Trust, Series 03-8,
              Class A, 0.00%, 11/25/33, PO...        692
   1,915    Bank of America Mortgage
              Securities Trust, Series 03-11,
              Class PO, 0.00%, 1/25/34, PO...      1,209
      12    Citicorp Mortgage Securities,
              Inc., Series 94-6, Class A3,
              5.75%, 3/25/09.................         12
     140    Citicorp Mortgage Securities,
              Inc., Series 95-2, Class A7,
              7.50%, 4/25/25.................        139
   1,790    Citicorp Mortgage Securities,
              Inc., Series 03-8, Class APO,
              0.00%, 8/25/33, PO.............      1,168
   5,190    Citigroup Mortgage Loan Trust,
              Inc., 5.50%, 12/25/18..........      5,189
   2,783    Citigroup Mortgage Loan Trust,
              Inc., 7.00%, 9/25/33...........      2,869
     750    Countrywide Alternative Loan
              Trust, Series 01-6, Class 2A4,
              7.00%, 7/25/31.................        750
   4,504    Countrywide Alternative Loan
              Trust, Series 02-2, Class A12,
              6.75%, 4/25/32.................      4,507
   2,000    Countrywide Alternative Loan
              Trust, Series 02-8, Class A4,
              6.50%, 7/25/32.................      2,043
   5,392    Countrywide Home Loans, Series
              03-J7, Class 4A3, 8.36%,
              8/25/18, IF*...................      5,150

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
   4,694    Countrywide Home Loans, Series
              03-J2, Class A17, 6.30%,
              4/25/33, IF, IO*...............        335
     554    Countrywide Home Loans, Series
              03-18, Class A12, 5.50%,
              7/25/33........................        523
   6,642    Countrywide Home Loans, Series
              03-26, Class 1A6, 3.50%,
              8/25/33........................      6,593
     410    Countrywide Home Loans, Series
              03-44, Class A9, 0.00%,
              10/25/33, PO...................        147
     162    Countrywide Home Loans, Series
              03-56, Class 2A1, 1.63%,
              12/25/33.......................        161
     138    DLJ Mortgage Acceptance Corp.,
              Series 98-A, Class A2, 8.14%,
              5/28/28, IF* (b)...............        138
   3,214    Federal National Mortgage
              Association, Series 04-14,
              Class CD, 7.43%, 3/25/34, PO...      2,021
   2,000    First Horizon Mortgage Trust,
              Series 04-4, Class 2A2, 4.50%,
              7/25/19........................      1,952
     440    GSR Mortgage Loan Trust, Series
              04-3F, Class 3A8, 13.50%,
              2/25/34........................        586
     452    Impac Secured Assets Common Owner
              Trust, Series 00-1, Class A8,
              8.15%, 4/25/30.................        452
     614    Kidder Peabody Mortgage Assets
              Trust, Series B, Class A1,
              0.00%, 4/22/18, PO.............        543
   2,770    Master Alternative Loans Trust,
              Series 03-8, Class 3A1, 5.50%,
              12/25/33.......................      2,768
   1,402    Master Asset Securitization
              Trust, Series 03-10, Class
              15PO, 0.00%, 11/25/18, PO......      1,062
     823    Master Asset Securitization
              Trust, Series 03-11, Class
              15P0, 0.00%, 12/25/18, PO......        662
   3,515    Master Asset Securitization
              Trust, Series 02-3, Class 2A16,
              6.50%, 7/25/32.................      3,513
   2,473    Master Asset Securitization
              Trust, Series 02-4, Class A19,
              6.50%, 8/25/32.................      2,471
   1,705    Master Asset Securitization
              Trust, Series 03-4, Class 5A1,
              5.50%, 5/25/33.................      1,699

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
     964    Master Asset Securitization
              Trust, Series 04-1, Class 30PO,
              0.00%, 2/25/34, PO.............        673
   1,577    Master Asset Securitization
              Trust, Series 04-3, Class PO,
              0.00%, 3/25/34, PO.............      1,170
      15    Merrill Lynch Trust, Series 7,
              Class B, 0.00%, 4/20/18, PO....         15
     627    Merrill Lynch Trust, Series 47,
              Class Z, 8.99%, 10/20/20.......        673
       0    Morgan Stanley Mortgage Trust,
              Series 35, Class 2, 3886.76%,
              4/20/21, HB, IF*...............         48
       1    Morgan Stanley Mortgage Trust,
              Series 37, Class 2, 3886.76%,
              7/20/21, HB, IF*...............         78
      25    Morgan Stanley Mortgage Trust,
              Series 38, Class 4, 0.00%,
              11/20/21, PO...................         22
      10    Morgan Stanley Mortgage Trust,
              Series 39, Class 3, 0.00%,
              12/20/21, PO...................         10
   2,117    Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A7, 5.00%,
              4/25/18........................      2,160
     778    Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A5, 7.00%,
              4/25/33........................        784
   2,645    Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A1, 5.50%,
              5/25/33........................      2,717
   2,415    Nomura Asset Acceptance Corp.,
              Series 03-A1, Class A2, 6.00%,
              5/25/33........................      2,487
   1,699    Norwest Integrated Structured
              Assets, Inc., Series 00-1,
              Class 1A4, 7.50%, 3/25/30......      1,711
   1,258    Residential Accredit Loans, Inc.,
              Series 02-QS16, Class A3,
              14.32%, 10/25/17, IF*..........      1,370
   4,732    Residential Accredit Loans, Inc.,
              Series 03-QS3, Class A8, 6.50%,
              2/25/18, IO, IF*...............        473
   3,183    Residential Accredit Loans, Inc.,
              Series 03-QS3, Class A2,
              14.08%, 2/25/18, IF*...........      3,407

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
   7,710    Residential Accredit Loans, Inc.,
              Series 03-QS9, Class A3, 6.45%,
              5/25/18, IO, IF*...............        947
   2,444    Residential Accredit Loans, Inc.,
              Series 03-QS12, Class A5,
              5.00%, 6/25/18, IO.............        460
   8,146    Residential Accredit Loans, Inc.,
              Series 03-QS13, Class A2A,
              6.50%, 6/25/18, IO, IF*........      1,036
   8,905    Residential Accredit Loans, Inc.,
              Series 03-QS18, Class A1,
              5.00%, 9/25/18.................      8,921
     153    Residential Accredit Loans, Inc.,
              Series 97-QS9, Class A8, 7.25%,
              9/25/27........................        153
     433    Residential Accredit Loans, Inc.,
              Series 00-QS14, Class A4,
              7.75%, 12/25/30................        432
     146    Residential Accredit Loans, Inc.,
              Series 01-QS14, Class A4A,
              6.45%, 10/25/31, IO, IF*.......          1
     815    Residential Accredit Loans, Inc.,
              Series 02-QS6, Class A10,
              6.50%, 5/25/32.................        819
  57,256    Residential Accredit Loans, Inc.,
              Series 03-QS13, Class A6,
              0.60%, 7/25/33, IO, IF*........        845
     336    Residential Asset Securitization
              Trust, Series 00-A7, Class A3,
              8.00%, 11/25/30................        336
   1,033    Residential Asset Securitization
              Trust, Series 03-A13, Class A3,
              5.50%, 1/25/34.................      1,026
   2,500    Residential Funding Mortgage
              Securities I, Series 03-S12,
              Class 4A5, 4.50%, 12/25/32.....      2,468
     473    Residential Funding Mortgage
              Securities I, Inc., Series
              99-S17, Class A1, 6.50%,
              7/25/14........................        472
   2,415    Residential Funding Mortgage
              Securities I, Inc., Series
              03-S14, Class A4, 0.00%,
              7/25/18, PO....................      1,950
   5,076    Residential Funding Mortgage
              Securities I, Inc., Series
              03-S7, Class A17, 4.00%,
              5/25/33........................      5,056
   3,000    Residential Funding Mortgage
              Securities I, Inc., Series
              02-S13, Class A3, 5.50%,
              6/25/33........................      2,836
     494    Residential Funding Securities
              Corp., Series 02-RM1, Class
              API, 0.00%, 12/25/17, PO.......        407

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 114

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
   1,475    Salomon Brothers Mortgage
              Securities Trust VII, Series
              03-UP2, Class P01, 0.00%,
              12/25/18, PO...................      1,252
      95    Salomon Brothers Mortgage
              Securities Trust VII, Series
              00-UP1, Class A2, 8.00%,
              9/25/30........................         98
   5,666    Structured Adjustable Rate
              Mortgage Loan, Series 04-6,
              Class 5A4, 5.02%, 6/25/34......      5,322
     456    Structured Asset Securities
              Corp., Series 01-1, Class 1A8,
              6.85%, 2/25/31.................        457
     685    Structured Asset Securities
              Corp., Series 02-10H, Class
              1AP, 0.00%, 5/25/32, PO........        543
     735    Vendee Mortgage Trust, Series
              02-2, Class J, 6.00%,
              1/15/09........................        758
   1,783    Vendee Mortgage Trust, Series
              01-1, Class 2J, 7.00%,
              5/15/10........................      1,902
     684    Vendee Mortgage Trust, Series
              94-2, Class 3ZA, 6.50%,
              2/15/20........................        690
   3,801    Vendee Mortgage Trust, Series
              03-1, Class B, 5.75%,
              12/15/20.......................      3,902
   3,154    Vendee Mortgage Trust, Series
              96-1, Class 1Z, 6.75%,
              2/15/26........................      3,266
   1,885    Vendee Mortgage Trust, Series
              96-2, Class 1Z, 6.75%,
              6/15/26........................      2,011
   3,461    Vendee Mortgage Trust, Series
              97-1, Class 2Z, 7.50%,
              2/15/27........................      3,843
   3,000    Vendee Mortgage Trust, Series
              98-1, Class 2E, 7.00%,
              9/15/27........................      3,108
   3,000    Washington Mutual Mortgage
              Securities Corp., Series 03-S8,
              Class A6, 4.50%, 9/25/18.......      2,780
     916    Washington Mutual Mortgage
              Securities Corp., Series
              03-S10, Class A6, 0.00%,
              10/25/18, PO...................        643
   1,500    Washington Mutual Mortgage
              Securities Corp., Series
              03-AR7, Class A6, 3.03%,
              8/25/33........................      1,434
     977    Washington Mutual Mortgage
              Securities Corp., Series 03-S9,
              Class P, 0.00%, 10/25/33, PO...        640
   2,300    Wells Fargo Mortgage Backed
              Securities Trust, Series 03-8,
              Class A9, 4.50%, 8/25/18.......      2,137
   3,720    Wells Fargo Mortgage Backed
              Securities Trust, Series 03-11,
              Class 1APO, 0.00%, 10/25/18,
              PO.............................      2,896

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COLLATERALIZED MORTGAGE OBLIGATIONS, CONTINUED:
Financial Services, continued:
   2,710    Wells Fargo Mortgage Backed
              Securities Trust, Series 03-13,
              Class A7, 4.50%, 11/25/18......      2,513
  71,378    Wells Fargo Mortgage Backed
              Securities Trust, Series 03-16,
              Class 2AI0, 0.12%, 12/25/18,
              IO.............................        344
   3,682    Wells Fargo Mortgage Backed
              Securities Trust, Series 03-17,
              Class APO, 0.00%, 1/25/34,
              PO.............................      2,664
     909    Wells Fargo Mortgage Backed
              Securities Trust, Series 04-1,
              Class A11, 0.00%, 2/25/34......        289
                                               ---------
  Total Collateralized Mortgage Obligations      149,036
                                               ---------
U.S. GOVERNMENT AGENCY MORTGAGES (76.2%):
Fannie Mae (30.5%):
       0    758.75%, 1/25/06, Series 91-4,
              Class N, HB....................          1
       0    778.65%, 1/25/06, Series 91-4,
              Class H, HB....................          1
       0    908.75%, 3/25/06, Series 91-20,
              Class M, HB....................          1
       0    1008.25%, 4/25/06, Series 91-33,
              Class J, HB*...................          1
       0    1087.97%, 6/25/06, Series 91-71,
              Class E, HB....................          2
       0    1182.80%, 9/25/06, Series 91-133,
              Class L, HB....................          1
     478    7.00%, 9/25/07, Series 92-170,
              Class K........................        497
     141    8.50%, 12/1/07, Pool #420646.....        145
     834    7.00%, 1/25/08, Series 93-8,
              Class H........................        869
     468    6.50%, 4/1/08, Pool #629154......        487
      81    2.70%, 5/25/08, Series 93-72,
              Class F*.......................         82
     267    6.00%, 6/1/08, Pool #251827......        280
     383    7.00%, 7/25/08, Series 93-131,
              Class Z........................        398
      88    9.06%, 7/25/08, Series 93-238,
              Class SB, IF*..................         89
     609    0.00%, 9/25/08, Series 96-20,
              Class L, PO....................        573
     156    11.83%, 9/25/08, Series 93-175,
              Class SA, IF*..................        169
     273    14.62%, 9/25/08, Series 93-164,
              Class SA, IF*..................        306
     623    0.00%, 10/25/08, Series 96-24,
              Class B, PO....................        589

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      75    2.70%, 10/25/08, Series 93-196,
              Class FA*......................         75
     220    8.39%, 10/25/08, Series 93-192,
              Class SC, IF*..................        231
      75    9.25%, 10/25/08, Series 93-196,
              Class SB, IF*..................         80
   1,176    13.18%, 10/25/08, Series 93-94,
              Class S, IF*...................      1,290
     165    19.16%, 10/25/08, Series 93-196,
              Class SA, IF*..................        194
     821    13.92%, 12/25/08, Series 93-234,
              Class SC, IF*..................        939
      80    14.15%, 12/25/08, Series 93-233,
              Class SC, IF*..................         84
     844    17.57%, 2/25/09, Series 94-13,
              Class SK, IF*..................        960
   3,694    6.00%, 3/25/09, Series 94-34,
              Class DZ.......................      3,853
      72    6.50%, 3/25/09, Series 95-13,
              Class B........................         73
   2,229    14.30%, 3/25/09, Series 02-8,
              Class SR, IF*..................      2,556
     430    6.50%, 4/1/09, Pool #190760......        456
     516    6.50%, 4/1/09, Pool #190830......        547
   1,890    13.50%, 11/25/09, Series 02-73,
              Class S, IF*...................      2,008
      57    9.00%, 2/1/10, Pool #303165......         59
     246    8.00%, 4/1/11, Pool #738780......        263
   1,123    6.50%, 7/1/11, Pool #545431......      1,189
   1,669    6.00%, 7/15/11, Series 2480,
              Class PV.......................      1,745
     731    8.50%, 9/1/11, Pool #724433......        788
     985    8.50%, 9/1/11, Pool #74417.......      1,067
   1,832    6.50%, 12/25/11, Series 01-12,
              Class VC.......................      1,841
   2,037    5.50%, 6/1/12, Pool #254368......      2,099
   1,133    8.00%, 11/1/12, Pool #535710.....      1,212
   4,404    5.00%, 11/25/12, Series 03-16,
              Class PI, IO...................        382
     186    6.50%, 12/25/12, Series 02-37,
              Class VA.......................        186
     838    6.50%, 12/25/12, Series 02-9,
              Class VE.......................        881
   1,213    5.50%, 5/1/13, Pool #254774......      1,259
   2,600    5.50%, 5/1/13, Pool #254827......      2,698
     252    10.25%, 7/25/13, Pool #100121....        280
     282    6.50%, 9/1/13, Pool #251982......        298
   1,770    13.75%, 11/25/13, Series 93-230,
              Class SG, IF*..................      1,894
     388    22.76%, 12/25/13, Series 93-225,
              Class SG, IF*..................        449

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   2,000    4.50%, 1/25/14, Series 03-128,
              Class KE.......................      1,972
   1,445    6.00%, 2/1/14, Pool #190632......      1,500
      49    6.00%, 9/25/14, Series 01-71,
              Class QC.......................         49
   1,500    4.50%, 3/25/15, Series 03-65,
              Class CI, IO...................        278
     414    8.00%, 6/1/15, Pool #535377......        443
     376    8.00%, 9/1/15, Pool #535460......        402
     481    8.00%, 11/1/15, Pool #535852.....        514
   3,000    5.00%, 11/25/15, Series 02-74,
              Class PD.......................      2,998
   3,845    6.00%, 11/25/15, Series 01-59,
              Class VB.......................      4,000
   2,000    6.00%, 11/25/15, Series 01-49,
              Class DQ.......................      2,084
   2,000    6.50%, 11/25/15, Series 01-52,
              Class XN.......................      2,097
     644    8.00%, 12/1/15, Pool #650496.....        689
   1,000    6.00%, 12/25/15, Series 01-78,
              Class VB.......................      1,028
     169    12.50%, 1/1/16, Pool #303306.....        193
   4,000    5.00%, 1/25/16, Series 02-74,
              Class LD.......................      3,992
      47    9.00%, 2/1/16, Pool #573019......         51
   2,000    6.00%, 3/25/16, Series 01-5,
              Class OW.......................      2,104
   6,031    6.55%, 3/25/16, Series 03-8,
              Class SB, IO, IF*..............        485
   1,500    6.00%, 4/15/16, Series 2458,
              Class OD.......................      1,562
   2,232    6.00%, 6/1/16, Pool #583745......      2,330
     110    6.50%, 6/1/16, Pool #368930......        116
   8,000    6.00%, 8/15/16, Series 2344,
              Class QG.......................      8,396
   1,054    5.00%, 12/1/16, Pool #615017.....      1,061
   1,280    7.00%, 12/1/16, Pool #742771.....      1,361
   1,000    6.00%, 12/25/16, Series 01-74,
              Class MB.......................      1,056
   4,000    6.00%, 12/25/16, Series 01-71,
              Class QE.......................      4,185
   2,000    7.00%, 12/25/16, Series 01-61,
              Class VB.......................      2,124
   1,000    4.50%, 2/25/17, Series 03-86,
              Class PX.......................        979
   2,000    5.50%, 2/25/17, Series 02-3,
              Class PG.......................      1,991
   3,068    5.50%, 3/1/17, Pool #638411......      3,141
   1,475    6.50%, 3/1/17, Pool #627139......      1,560
   1,209    7.00%, 3/1/17, Pool #636917......      1,285
   1,279    7.50%, 3/1/17, Pool #637095......      1,365

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 116

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   4,000    5.50%, 3/25/17, Series 02-11,
              Class QG.......................      4,060
     184    7.00%, 4/1/17, Pool #635028......        195
       8    7.00%, 4/1/17, Pool #44699.......          9
   2,000    4.50%, 4/25/17, Series 03-27,
              Class DW.......................      1,907
   9,000    5.50%, 4/25/17, Series 02-18,
              Class PC.......................      9,268
   3,000    6.00%, 4/25/17, Series 02-19,
              Class PE.......................      3,135
   1,126    7.00%, 5/1/17, Pool #254353......      1,197
   2,391    7.00%, 5/1/17, Pool #641191......      2,542
     918    7.00%, 6/1/17, Pool #650505......        976
      39    9.50%, 7/1/17, Series 59, Class
              2, IO..........................          8
     542    6.00%, 8/1/17, Pool #666358......        566
   2,219    7.00%, 8/1/17, Pool #254454......      2,358
   2,297    0.00%, 8/25/17, Series 03-106,
              Class PO, PO...................      1,860
   1,437    5.50%, 9/1/17, Pool #665775......      1,471
   1,555    7.00%, 9/1/17, Pool #672400......      1,653
     108    10.00%, 9/1/17, Series 23, Class
              2, IO..........................         23
   3,000    5.50%, 9/25/17, Series 02-55,
              Class QE.......................      3,026
  11,562    5.50%, 9/25/17, Series 02-56,
              Class UC.......................     11,804
     752    7.50%, 10/1/17, Pool #665498.....        803
   1,800    5.50%, 10/25/17, Series 02-63,
              Class LB.......................      1,830
     789    6.00%, 11/1/17, Pool #668811.....        823
     659    6.50%, 12/1/17, Pool #254608.....        697
   2,308    8.00%, 1/25/18, Series 92-7,
              Class Q........................      2,502
   1,918    6.50%, 2/25/18, Series 01-64,
              Class VB.......................      1,936
     543    9.25%, 4/25/18, Series 88-7,
              Class Z........................        593
     118    9.00%, 5/1/18, Pool #426836......        133
      33    0.00%, 5/25/18, Series 88-11,
              Class D, PO....................         29
   1,810    5.00%, 6/1/18, Pool #709877......      1,817
   3,333    5.00%, 6/1/18, Pool #707826......      3,346
   4,000    6.50%, 6/25/18, Series 02-16,
              Class VD.......................      4,208
   1,211    6.00%, 7/1/18, Pool #254858......      1,264
   2,000    4.50%, 9/25/18, Series 03-81,
              Class LC.......................      1,885
   2,212    8.10%, 9/25/18, Series 03-92,
              Class SH, IF*..................      1,917

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   1,519    5.00%, 11/1/18, Pool #740462.....      1,525
     395    9.85%, 11/1/18, Series 97-77,
              Class M........................        439
     317    10.50%, 11/1/18, Pool #550942....        355
      29    9.50%, 12/25/18, Series 88-29,
              Class B........................         32
   1,164    4.50%, 2/25/19, Series 04-2,
              Class ZD.......................      1,093
     202    2.98%, 3/1/19, Pool #116612*.....        205
   2,945    4.50%, 3/1/19, Pool #742078......      2,884
     135    11.00%, 4/1/19, Pool #550294.....        153
     117    10.30%, 4/25/19, Series 89-19,
              Class A........................        129
      59    10.45%, 4/25/19, Series 89-21,
              Class G........................         64
     178    6.90%, 6/25/19, Series 89-27,
              Class Y........................        186
     267    10.00%, 7/1/19, Pool #559204.....        299
     169    8.00%, 10/25/19, Series 89-70,
              Class G........................        183
      80    9.00%, 11/25/19, Series 89-89,
              Class H........................         87
      81    9.40%, 11/25/19, Series 89-78,
              Class H........................         90
   1,964    7.50%, 12/25/19, Series 99-57,
              Class Z........................      2,113
   4,755    6.00%, 2/25/20, Series 01-28,
              Class VB.......................      4,973
   2,000    6.00%, 2/25/20, Series 02-7,
              Class QM.......................      2,086
     244    7.00%, 4/1/20, Pool #408002......        259
      75    5.50%, 6/25/20, Series 90-60,
              Class K........................         77
      74    5.50%, 8/25/20, Series 90-93,
              Class G........................         76
     364    6.50%, 8/25/20, Series 90-102,
              Class J........................        374
      93    11.00%, 8/25/20, Pool #100120....        105
       1    1118.04%, 8/25/20, Series 90-95,
              Class J, HB....................         35
      40    19.91%, 11/25/20, Series 90-134,
              Class SC, IF*..................         51
       3    652.15%, 12/25/20, Series 90-140,
              Class K, HB....................         53
       0    908.50%, 2/25/21, Series 91-7,
              Class K, HB*...................          8
     582    10.30%, 6/25/21, Pool #458063....        652
       1    1009.00%, 6/25/21, Series 91-60,
              Class PM, HB...................         22
     484    7.50%, 9/1/21, Pool #254002......        519

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   1,698    4.41%, 12/25/21, Series G92-4,
              Class F, IF*...................      1,738
     876    7.00%, 1/25/22, Series G92-15,
              Class Z........................        924
     926    8.50%, 1/25/22, Series G92-7,
              Class JQ.......................      1,012
   2,000    6.50%, 2/25/22, Series 02-1,
              Class HC.......................      2,062
     313    7.00%, 2/25/22, Series G92-14,
              Class Z........................        332
     336    7.50%, 2/25/22, Series 92-38,
              Class Z........................        354
     202    7.70%, 2/25/22, Series G92-12,
              Class B........................        218
     469    4.36%, 3/25/22, Series 92-33,
              Class F*.......................        478
     861    4.00%, 5/25/22, Series 03-79,
              Class NM.......................        825
       0    628.04%, 5/25/22, Series G92-27,
              Class SQ, HB, IF*..............         84
     653    7.00%, 6/17/22, Series G94-13,
              Class J........................        677
     395    5.50%, 6/25/22, Series 02-91,
              Class UH, IO...................         67
     168    7.50%, 6/25/22, Series 92-101,
              Class J........................        173
     245    5.00%, 7/25/22, Series 03-119,
              Class XZ.......................        245
     200    7.00%, 7/25/22, Series G92-42,
              Class Z........................        213
   7,324    8.00%, 7/25/22, Series G92-44,
              Class ZQ.......................      7,914
     154    6.50%, 8/25/22, Series 96-59,
              Class J........................        161
   1,006    7.50%, 9/25/22, Series G92-54,
              Class ZQ.......................      1,079
     211    0.00%, 10/25/22, Series G92-62,
              Class B, PO....................        180
   1,084    7.00%, 10/25/22, Series G92-61,
              Class Z........................      1,157
   2,843    7.50%, 10/25/22, Series 92-188,
              Class PZ.......................      3,030
  11,301    6.50%, 12/1/22, Pool #555791.....     11,841
   1,500    5.00%, 12/25/22, Series 03-122,
              Class TE.......................      1,466
     325    8.61%, 12/25/22, Series 93-225,
              Class VO, IF*..................        332
   1,284    7.90%, 1/25/23, Series G93-1,
              Class KA.......................      1,376

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     232    0.00%, 2/25/23, Series 93-108,
              Class D, PO....................        208
   2,186    0.00%, 2/25/23, Series 93-51,
              Class B, PO....................      2,082
   1,357    8.06%, 2/25/23, Series 93-27,
              Class S*.......................      1,269
   4,817    8.00%, 3/1/23, Series 213, Class
              2, IO..........................      1,014
     579    7.50%, 3/25/23, Series 93-31,
              Class K........................        613
   2,770    7.50%, 3/25/23, Series 93-25,
              Class J........................      2,966
     878    6.00%, 4/25/23, Series G93-17,
              Class SI, IF*..................        866
   3,815    7.00%, 4/25/23, Series 93-54,
              Class Z........................      4,037
   2,423    12.17%, 4/25/23, Series 98-43,
              Class SA, IF, IO*..............        633
     322    16.33%, 4/25/23, Series 93-62,
              Class SA, IF*..................        367
     203    2.38%, 5/25/23, Series 93-97,
              Class FA*......................        212
   4,650    5.50%, 5/25/23, Series 03-41,
              Class PE.......................      4,667
     127    6.50%, 5/25/23, Series 93-204,
              Class PE, IO...................         16
   2,355    0.00%, 6/25/23, Series 93-257,
              Class C, PO....................      2,081
   5,795    5.00%, 6/25/23, Series 03-83,
              Class PG.......................      5,599
  24,791    6.55%, 6/25/23, Series 03-80,
              Class SY, IO, IF*..............      3,372
      60    7.00%, 6/25/23, Series 93-102,
              Class M, IO....................          0
     198    6.25%, 7/1/23, Pool #130057......        206
     318    2.08%, 8/25/23, Series 93-162,
              Class F*.......................        329
   3,000    6.01%, 8/25/23, Series 96-14,
              Class SE, IF, IO*..............        519
     171    0.00%, 9/25/23, Series 93-228,
              Class G, PO....................        139
   1,905    7.00%, 9/25/23, Series 93-167,
              Class GA.......................      2,024
     104    11.03%, 9/25/23, Series 93-165,
              Class SD, IF*..................        102
     813    4.16%, 10/25/23, Series 93-189,
              Class FB*......................        821
   1,040    21.87%, 10/25/23, Series 93-179,
              Class SB, IF*..................      1,280
   2,500    7.43%, 11/25/23, Series 03-106,
              Class US, IF*..................      1,632

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 118

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      95    1.73%, 12/25/23, Series 93-230,
              Class FA*......................         97
   4,162    7.00%, 12/25/23, Series 93-250,
              Class Z........................      4,416
   1,718    20.56%, 12/25/23, Series 02-1,
              Class UD, IF*..................      1,933
     143    10.00%, 2/1/24, Pool #479469.....        161
     159    9.00%, 3/1/24, Series 265, Class
              2..............................        176
   1,000    6.50%, 3/25/24, Series 94-37,
              Class L........................      1,046
   3,000    5.50%, 7/25/24, Series 04-53,
              Class NC.......................      2,980
     584    9.00%, 11/1/24, Pool #544983.....        656
     361    8.50%, 1/25/25, Series 95-2,
              Class Z........................        386
     616    9.00%, 10/1/25, Pool #547543.....        695
     131    9.00%, 11/1/25, Pool #561547.....        148
     922    6.50%, 11/25/25, Series 02-36,
              Class PE.......................        921
     453    8.50%, 4/1/26, Pool #755985......        498
      26    9.00%, 4/1/26, Pool #446278......         29
     403    9.00%, 7/1/26, Pool #414340......        455
     419    9.00%, 9/1/26, Pool #562278......        471
      88    9.00%, 1/1/27, Pool #568242......         99
     333    0.00%, 2/1/27, Series 285, Class
              1, PO..........................        285
   1,233    8.50%, 2/17/27, Series G97-2,
              Class ZA.......................      1,310
     719    8.00%, 3/1/27, Pool #689977......        787
   1,341    1.84%, 3/25/27, Series 97-20,
              Class IO, IO...................         72
     343    7.50%, 4/18/27, Series 97-27,
              Class J........................        367
     284    8.00%, 4/18/27, Series 97-24,
              Class Z........................        302
     585    8.00%, 6/1/27, Pool #695533......        641
     241    3.58%, 9/1/27, Pool #54844*......        246
     723    8.50%, 12/1/27, Pool #756020.....        792
     297    7.00%, 12/18/27, Series 97-81,
              Class PL, IO...................         67
   1,500    6.00%, 3/25/28, Series 02-59,
              Class AC.......................      1,558
   1,009    8.00%, 6/1/28, Pool #535183......      1,105
   2,358    8.00%, 7/1/28, Pool #756015......      2,584
     133    9.50%, 7/1/28, Pool #457268......        151
     726    6.00%, 7/18/28, Series 98-36,
              Class J........................        749
   5,543    6.00%, 7/18/28, Series 98-36,
              Class ZB.......................      5,619
   1,584    7.00%, 10/1/28, Pool #252155.....      1,689

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
     450    7.00%, 11/1/28, Pool #527285.....        478
   5,946    8.00%, 11/1/28, Pool #755973.....      6,494
     662    6.00%, 12/1/28, Pool #455759.....        680
     969    4.05%, 3/1/29, Pool #303532*.....        993
   3,750    6.50%, 3/1/29, Pool #252409......      3,934
   1,497    4.50%, 5/1/29, Pool #776702......      1,403
   3,000    6.00%, 7/25/29, Series 02-W5,
              Class A6.......................      3,094
   1,864    7.50%, 12/18/29, Series 99-62,
              Class PB.......................      2,011
   2,313    7.00%, 12/25/29, Series 02-36,
              Class HZ.......................      2,421
     898    8.50%, 2/1/30, Pool #567036......        986
      29    7.00%, 2/25/30, Series 01-53,
              Class TS, IF, IO*..............          0
     158    8.50%, 3/1/30, Pool #253275......        173
     201    8.50%, 6/1/30, Pool #535442......        221
   2,950    7.00%, 11/25/30, Series 02-W5,
              Class A10, IF, IO*.............        234
     336    8.50%, 1/25/31, Series 00-52,
              IO.............................         70
   3,268    7.00%, 3/25/31, Series 01-7,
              Class PF.......................      3,438
   2,683    6.00%, 5/25/31, Series 01-31,
              Class VD.......................      2,768
     845    9.00%, 6/1/31, Pool #736113......        950
   3,000    6.00%, 7/25/31, Series 01-33,
              Class ID, IO...................        814
   1,392    8.50%, 7/25/31, Series 01-49,
              Class LZ.......................      1,647
   1,937    6.50%, 8/1/31, Pool #598559......      2,044
   2,300    7.00%, 8/25/31, Series 01-36,
              Class DE.......................      2,414
   2,188    7.00%, 9/25/31, Series 01-44,
              Class PD.......................      2,302
   4,000    7.00%, 9/25/31, Series 01-44,
              Class PU.......................      4,220
   1,000    19.65%, 10/25/31, Series 03-52,
              Class SX, IF*..................      1,149
     797    7.00%, 11/1/31, Pool #613000.....        843
   3,000    6.00%, 11/25/31, Series 02-74,
              Class VB.......................      3,103
   1,945    6.00%, 11/25/31, Series 02-74,
              Class VA.......................      2,021
   1,927    7.00%, 11/25/31, Series 01-61,
              Class Z........................      2,020
   2,736    14.90%, 12/25/31, Series 01-72,
              Class SX*......................      2,890
   1,312    7.00%, 1/1/32, Pool #610591......      1,388
   1,280    21.61%, 2/25/32, Series 02-1,
              Class SA, IF*..................      1,517

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   3,118    6.90%, 3/15/32, Series 2450,
              Class SW, IF, IO*..............        321
   8,925    1.60%, 3/25/32, Series 02-12,
              Class SJ, IF, IO*..............        444
     698    10.00%, 3/25/32, Series 02-13,
              Class ST*......................        772
   2,000    6.50%, 4/25/32, Series 02-59,
              Class VB.......................      2,105
   3,496    6.50%, 4/25/32, Series 02-59,
              Class VA.......................      3,652
   1,199    7.00%, 5/1/32, Pool #644694......      1,268
   1,500    5.50%, 5/25/32, Series 04-36,
              Class PB.......................      1,554
   2,000    5.50%, 5/25/32, Series 04-25,
              Class PB.......................      2,030
     903    7.00%, 6/1/32, Pool #649734......        953
   1,145    6.50%, 6/25/32, Series 02-37,
              Class Z........................      1,178
     871    7.00%, 8/1/32, Pool #668825......        919
   4,088    7.00%, 8/1/32, Pool #649624......      4,336
   1,253    6.00%, 12/1/32, Pool #668562.....      1,282
     696    6.00%, 12/1/32, Pool #675555.....        712
   3,945    12.47%, 12/25/32, Series 02-77,
              Class S, IF*...................      3,832
   1,775    7.00%, 2/1/33, Pool #653815......      1,879
     986    6.00%, 3/1/33, Pool #674349......      1,008
   1,366    6.00%, 3/1/33, Pool #688625......      1,397
   1,172    6.00%, 3/1/33, Pool #688655......      1,199
   1,169    6.00%, 3/1/33, Pool #695584......      1,195
   2,142    6.00%, 5/25/33, Series 03-39,
              Class IO, IO...................        326
   9,690    6.00%, 6/25/33, Series 04-4,
              Class QI, IO, IF*..............        995
     194    4.69%, 7/25/33, Series 03-66,
              Class SK, IF*..................        194
   2,239    0.00%, 8/1/33, Series 340, Class
              1, PO..........................      1,538
     841    4.00%, 8/1/33, Pool #726912A.....        748
   1,014    6.50%, 8/1/33, Pool #726914......      1,057
   2,864    0.00%, 8/25/33, Series 03-132,
              Class 0A, PO...................      2,063
     627    8.19%, 8/25/33, Series 03-74,
              Class SH, IF*..................        587
   1,325    6.00%, 9/1/33, Pool #752786......      1,356
   1,744    6.00%, 9/1/33, Pool #737825......      1,784
   1,878    10.67%, 9/25/33, Series 03-91,
              Class SD*......................      1,773
   2,455    0.00%, 10/25/33, Series 03-101,
              Class FW, IF*..................      2,165
  22,765    6.50%, 11/25/33, Series 03-116,
              Class SB, IO*..................      2,066

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
   9,590    5.50%, 12/1/33, Pool #725017.....      9,575
   2,156    5.50%, 1/1/34, Pool #759424......      2,153
   1,500    5.50%, 1/25/34, Series 04-25,
              Class PC.......................      1,494
   4,366    9.87%, 1/25/34, Series 03-130,
              Class SX, IF*..................      4,378
   6,489    24.20%, 2/25/34, Series 04-10,
              Class SC, IF*..................      7,659
     498    5.50%, 3/1/34, Pool #767378......        497
   1,477    5.50%, 3/1/34, Pool #751182......      1,472
     994    5.50%, 3/1/34, Pool #767378......        991
   5,953    4.00%, 4/1/34, Pool #776565......      5,296
   4,233    0.00%, 4/25/34, Series 04-21,
              Class CO, PO...................      2,235
   6,742    16.50%, 4/25/34, Series 04-25,
              Class SA, IF*..................      7,375
   3,966    16.50%, 5/25/34, Series 04-36,
              Class SA, IF*..................      4,313
     428    0.00%, 12/25/41, Series 01-T10,
              Class PO, PO...................        323
   1,075    6.50%, 10/25/42, Series 03-W4,
              Class 2A.......................      1,119
   3,600    4.75%, 12/25/42, Series 03-W8,
              Class 1A3......................      3,620
   5,357    6.50%, 12/25/42, Series 03-W1,
              Class 1A1......................      5,587
   3,064    7.50%, 12/25/42, Series 03-W1,
              Class 2A.......................      3,280
   9,002    7.00%, 2/25/44, Series 04-W2,
              Class 2A2......................      9,525
                                               ---------
                                                 469,569
                                               ---------
Freddie Mac (35.1%):
       0    8.00%, 8/1/04, Pool #542650......          0
       1    1008.50%, 5/15/06, Series 1072,
              Class A, HB*...................          1
       0    1008.00%, 6/15/06, Series 1098,
              Class M, HB*...................          0
     600    7.00%, 9/15/06, Series 1527,
              Class KD.......................        616
      96    7.00%, 3/15/07, Series 1205,
              Class G........................         98
      11    8.50%, 5/1/07, Pool #277261......         12
   4,119    7.50%, 5/15/07, Series 1263,
              Class H........................      4,250
   1,078    7.50%, 5/15/07, Series 1246,
              Class J........................      1,109
       1    981.87%, 6/15/07, Series 1298,...          4
            Class L, HB
     407    4.50%, 11/15/07, Series 1404,
              Class FA.......................        413

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 120

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
       4    8.50%, 2/1/08, Pool #252763......          4
     141    7.88%, 2/15/08, Series 1465,
              Class SA, IF, IO*..............          9
      58    3.45%, 5/15/08, Series 1506,
              Class F*.......................         59
   3,000    6.50%, 5/15/08, Series 1512,
              Class J........................      3,134
     543    6.50%, 5/15/08, Series 1539,
              Class PI.......................        560
   1,940    6.50%, 5/15/08, Series 1513,
              Class N........................      2,021
     975    7.50%, 7/1/08, Gold Pool
              #G10107........................      1,037
     228    8.50%, 7/15/08, Series 1549,
              Class K........................        240
     893    11.99%, 7/15/08, Series 1544,
              Class J, IF*...................        950
     383    0.00%, 8/15/08, Series 1900,
              Class T, PO....................        365
     233    3.88%, 11/15/08, Series 1606,
              Class M*.......................        237
     955    6.00%, 11/15/08, Series 1807,
              Class A........................        989
     747    18.32%, 11/15/08, Series 1606,
              Class SC, IF*..................        865
   1,867    6.50%, 12/15/08, Series 1647,
              Class PK.......................      1,951
     135    8.50%, 12/15/08, Series 1625,
              Class SH, IF*..................        142
     284    13.15%, 12/15/08, Series 1625,
              Class SG, IF*..................        309
       5    13.18%, 12/15/08, Series 1647,
              Class SB, IF*..................          5
   1,021    14.51%, 12/15/08, Series 1649,
              Class S, IF*...................      1,146
   2,606    5.50%, 2/15/09, Series 2410,
              Class HC.......................      2,685
      27    6.40%, 2/15/09, Series 1679,
              Class O........................         27
   2,275    14.30%, 2/15/09, Series 2412,
              Class SE.......................      2,482
       2    7.50%, 3/1/09, Pool #258089......          2
     202    9.74%, 3/15/09, Series 1698,
              Class SC, IF*..................        221
      47    8.00%, 4/1/09, Pool #181504......         50
     991    6.50%, 5/1/09, Gold Pool
              #G11216........................      1,049
   1,233    13.50%, 10/15/09, Series 2517,
              Class SE, IF*..................      1,125
     744    7.50%, 9/1/10, Gold Pool
              #E62448........................        791

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   1,062    6.00%, 2/15/11, Series 2389,
              Class VA.......................      1,109
     844    7.50%, 8/1/11, Pool #E20258......        899
   1,281    8.00%, 9/15/11, Series 1492,
              Class VC.......................      1,355
     206    6.50%, 8/1/12, Gold Pool
              #E67412........................        218
     290    6.50%, 10/15/12, Series 2401,
              Class VE.......................        290
   1,688    6.50%, 12/15/12, Series 2419,
              Class VG.......................      1,772
   1,500    7.00%, 12/15/12, Series 1560,
              Class PN.......................      1,596
     226    6.50%, 1/1/13, Gold Pool
              #E68800........................        239
     669    6.30%, 1/15/13, Series 2025,
              Class PE.......................        702
   2,754    6.50%, 5/15/13, Series 2055,
              Class OE.......................      2,912
      48    7.00%, 6/15/13, Series 1540,
              Class IA.......................         49
   3,539    6.00%, 8/15/13, Series 2513,
              Class VA.......................      3,679
   2,667    5.50%, 10/15/13, Series 2527,
              Class VU.......................      2,721
   1,988    6.50%, 10/15/13, Series 1596,
              Class D........................      2,102
     142    6.50%, 10/15/13, Series 1844,
              Class E........................        146
   5,351    6.00%, 12/15/13, Series 2102,
              Class TU.......................      5,618
   6,000    6.00%, 12/15/13, Series 2102,
              Class TC.......................      6,322
     242    6.00%, 1/1/14, Gold Pool
              #F80035........................        251
   4,851    6.00%, 1/15/14, Series 2115,
              Class PE.......................      5,099
   1,841    6.00%, 2/15/14, Series 2594,
              Class VP.......................      1,899
   5,294    6.00%, 3/15/14, Series 2594,
              Class VA.......................      5,463
     141    6.50%, 3/15/14, Series 2135,
              Class UK, IO...................         25
      71    7.25%, 3/15/14, Series 1688,
              Class W........................         79
   1,900    6.50%, 5/15/14, Series 2312,
              Class KV.......................      1,986
      52    7.00%, 5/15/14, Series 2299,
              Class G........................         52
   3,000    5.00%, 7/15/14, Series 2557,
              Class WJ.......................      3,068

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   2,041    6.00%, 7/15/14, Series 2405,
              Class PC.......................      2,060
     679    7.50%, 10/1/14, Gold Pool
              #G11169........................        722
   3,537    7.00%, 12/1/14, Gold Pool
              #P60089........................      3,728
   1,700    5.00%, 2/15/15, Series 2638,
              Class IA, IO...................         83
   1,000    5.50%, 5/15/15, Series 2391,
              Class QE.......................      1,036
   3,000    5.50%, 5/15/15, Series 2391,
              Class QT.......................      3,096
     121    12.00%, 8/1/15, Pool #170269.....        136
   2,308    6.50%, 9/15/15, Series 2353,
              Class PC.......................      2,349
   1,850    6.00%, 10/15/15, Series 2358,
              Class PD.......................      1,936
     619    8.50%, 11/15/15, Series 2496,
              Class LD.......................        634
   1,032    7.50%, 12/1/15, Gold Pool
              #E83879........................      1,099
   3,000    5.50%, 12/15/15, Series 2500,
              Class GD.......................      3,113
   4,000    5.50%, 2/15/16, Series 2500,
              Class TD.......................      4,150
   3,245    7.00%, 3/1/16, Gold Pool
              #P60090........................      3,420
   5,091    5.00%, 5/15/16, Series 2721,
              Class PI, IO...................        567
   4,000    5.50%, 6/15/16, Series 2498,
              Class UD.......................      4,141
       1    7.50%, 7/1/16, Pool #274081......          1
   1,000    6.50%, 7/15/16, Series 2322,
              Class VN.......................      1,052
   5,000    6.00%, 9/15/16, Series 2360,
              Class PG.......................      5,233
   1,300    6.00%, 9/15/16, Series 2363,
              Class PF.......................      1,362
   3,000    6.00%, 9/15/16, Series 2359,
              Class PM.......................      3,133
   2,500    6.00%, 9/15/16, Series 2355,
              Class BP.......................      2,622
   2,250    6.00%, 9/15/16, Series 2353,
              Class TD.......................      2,366
   1,367    6.18%, 9/15/16, Series 2672,
              Class SJ, IF*..................      1,121
   2,500    6.00%, 10/15/16, Series 2366,
              Class MD.......................      2,621
   2,000    6.00%, 10/15/16, Series 2368,
              Class TG.......................      2,099

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   2,000    6.50%, 10/15/16, Series 2349,
              Class NW.......................      2,087
      20    7.50%, 11/1/16, Pool #280421.....         22
   2,157    4.50%, 12/15/16, Series 2643,
              Class HI, IO...................        281
   8,500    5.50%, 12/15/16, Series 2391,
              Class QR.......................      8,740
   1,000    6.00%, 12/15/16, Series 2394,
              Class MC.......................      1,046
     730    6.50%, 2/1/17, Pool #E01127......        772
   1,000    5.50%, 2/15/17, Series 2541,
              Class GX.......................      1,024
   1,542    7.00%, 3/1/17, Gold Pool
              #E01141........................      1,637
      26    7.50%, 3/1/17, Pool #288120......         28
   3,000    6.00%, 3/15/17, Series 2425,
              Class OB.......................      3,146
     913    7.00%, 4/1/17, Gold Pool
              #E01158........................        969
     352    6.50%, 5/1/17, Gold Pool
              #E89922........................        372
      27    7.50%, 5/1/17, Pool #294000......         30
      13    7.50%, 5/1/17, Pool #292331......         14
     780    5.50%, 6/1/17, Gold Pool
              #E01173........................        799
     652    6.00%, 6/1/17, Gold Pool
              #E90323........................        680
     942    7.00%, 6/1/17, Gold Pool
              #E90048........................        999
     418    8.75%, 6/1/17, Pool #555325......        445
   3,285    5.50%, 6/15/17, Series 2458,
              Class QE.......................      3,366
     831    7.00%, 7/1/17, Gold Pool
              #G11302........................        881
   7,144    6.55%, 7/15/17, Series 2474,
              Class SJ, IO, IF*..............        610
   3,277    4.50%, 8/15/17, Series 2640,
              Class UR, IO...................        423
   2,000    6.50%, 8/15/17, Series 2342,
              Class PW.......................      2,082
     690    6.50%, 10/1/17, Gold Pool
              #E01254........................        729
   1,027    6.50%, 11/1/17, Gold Pool
              #E01277........................      1,086
     984    6.50%, 11/15/17, Series 2777,
              Class DV.......................      1,048
   1,183    6.50%, 12/1/17, Gold Pool
              #E01312........................      1,250
   2,000    5.50%, 12/15/17, Series 2533,
              Class HB.......................      2,008

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 122

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   1,132    6.00%, 4/1/18, Gold Pool
              #E01403........................      1,181
   3,562    6.50%, 4/15/18, Series 2461,
              Class VB.......................      3,764
   5,119    4.00%, 5/15/18, Series 2643,
              Class KG.......................      5,186
   4,500    4.50%, 5/15/18, Series 2617,
              Class GR.......................      4,204
   2,000    4.50%, 5/15/18, Series 2611,
              Class UH.......................      1,864
   4,000    4.50%, 6/15/18, Series 2631,
              Class LC.......................      3,774
   8,356    5.00%, 6/15/18, Series 2637,
              Class SA*......................        639
  18,703    4.00%, 8/1/18, Pool #E01424......     17,858
  13,000    4.00%, 9/15/18, Series 2675,
              Class CK.......................     11,685
   1,948    4.50%, 10/1/18, Pool #B32489.....      1,908
      15    8.00%, 10/15/18, Series 1, Class
              B, IO..........................          3
   8,000    6.00%, 1/15/19, Series 2367,
              Class VD.......................      8,091
   1,346    7.00%, 1/25/19, Series 03-67,
              Class VQ.......................      1,401
   3,239    5.00%, 4/15/19, Series 2780,
              Class YC.......................      3,128
     161    10.50%, 5/1/19, Pool #530940.....        174
      89    12.00%, 7/1/19, Pool #555238.....         99
     389    9.50%, 7/15/19, Series 11, Class
              D..............................        390
     146    9.50%, 2/15/20, Series 30, Class
              D..............................        146
   2,000    6.50%, 3/15/20, Series 2347,
              Class VP.......................      2,093
     137    9.50%, 4/15/20, Series 22, Class
              C..............................        137
     172    9.60%, 4/15/20, Series 23, Class
              F..............................        173
       4    84.00%, 5/15/20, Series 41, Class
              I, HB..........................          5
      13    10.00%, 6/1/20, Series 16, Class
              B, IO..........................          3
   4,230    6.50%, 6/15/20, Series 2362,
              Class PD.......................      4,304
     134    10.00%, 6/15/20, Series 47, Class
              F..............................        134
      98    9.00%, 10/15/20, Series 1807,
              Class G........................        105
      65    9.20%, 10/15/20, Series 84, Class
              F..............................         65

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
      28    8.13%, 11/15/20, Series 81, Class
              A..............................         28
   2,500    6.00%, 12/15/20, Series 2392,
              Class PV.......................      2,580
      75    9.50%, 1/15/21, Series 99, Class
              Z..............................         75
     917    5.50%, 2/15/21, Series 2683,
              Class VA.......................        951
       1    1066.21%, 2/15/21, Series 1045,
              Class G, HB*...................          1
      33    9.00%, 4/15/21, Series 1065,
              Class J........................         35
     101    2.08%, 5/15/21, Series 1084,
              Class F*.......................        101
     132    30.18%, 5/15/21, Series 1079,
              Class S, IF*...................        137
      71    40.16%, 5/15/21, Series 1084,
              Class S, IF*...................         75
       0    1007.80%, 5/15/21, Series 1082,
              Class D, HB....................          1
   1,080    10.50%, 7/20/21, Gold Pool
              #G80208........................      1,202
       0    1009.50%, 8/15/21, Series 186,
              Class I, HB....................          0
      89    7.00%, 9/15/21, Series 1133,
              Class H........................         89
     126    8.50%, 9/15/21, Series 1144,
              Class KB.......................        126
       0    1010.00%, 9/15/21, Series 180,
              Class J, HB....................          0
   7,426    6.50%, 10/15/21, Series 2686,
              Class NS, IO, IF*..............        950
  12,383    6.55%, 10/15/21, Series 2611,
              Class SH, IF, IO*..............      1,542
       0    1009.50%, 10/15/21, Series 189,
              Class K, HB....................          0
     285    7.50%, 11/15/21, Series 1179,
              Class H........................        289
       1    1181.25%, 11/15/21, Series 1172,
              Class L, IE, IF*...............          1
       5    1060.20%, 1/15/22, Series 1196,
              Class B, IE, IF*...............         11
     108    9.00%, 4/1/22, Series 134, Class
              B, IO..........................          5
     431    8.00%, 4/15/22, Series 1254,
              Class N........................        442
   1,140    6.50%, 5/1/22, Gold Pool
              #D95395........................      1,195
   1,663    6.50%, 6/15/22, Series 2462,
              Class NB.......................      1,746

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     240    7.50%, 8/15/22, Series 1343,
              Class LB.......................        252
     480    8.00%, 8/15/22, Series 1343,
              Class LA.......................        506
   4,827    5.00%, 9/15/22, Series 2749,
              Class PK, IO...................        470
   5,200    6.00%, 10/15/22, Series 2323,
              Class VO.......................      5,374
     258    6.00%, 10/15/22, Series 1395,
              Class G........................        262
   2,551    7.00%, 10/15/22, Series 1401,
              Class J........................      2,666
     872    7.00%, 10/15/22, Series 1374,
              Class Z........................        919
   5,467    6.50%, 11/1/22, Pool #G30234.....      5,734
   2,000    5.00%, 11/15/22, Series 2672,
              Class ME.......................      1,934
     718    11.02%, 11/15/22, Series 1592,
              Class KB, IF*..................        737
  10,134    6.00%, 12/1/22, Pool #C90600.....     10,471
   1,600    5.50%, 12/15/22, Series 2535,
              Class BK.......................      1,606
   3,000    5.00%, 1/15/23, Series 2702,
              Class PC.......................      2,913
   5,000    5.00%, 1/15/23, Series 2715,
              Class OG.......................      4,839
     219    7.15%, 1/15/23, Series 1517,
              Class I........................        222
      86    2.82%, 2/15/23, Series 1470,
              Class F*.......................         87
   3,157    7.50%, 2/15/23, Series 1466,
              Class PZ.......................      3,346
   3,000    6.90%, 4/15/23, Series 1543,
              Class VM.......................      3,193
   1,395    5.00%, 5/15/23, Series 1798,
              Class F........................      1,403
     930    7.90%, 5/15/23, Series 1518,
              Class G, IF*...................        905
      85    18.14%, 5/15/23, Series 1505,
              Class QB, IF*..................         98
       2    1666.56%, 5/15/23, Series 204,
              Class E, HB, IF*...............         25
  25,629    5.45%, 6/15/23, Series 2626,
              Class NS, IO, IF*..............      2,368
     780    6.50%, 6/15/23, Series 1526,
              Class L........................        819
   1,025    3.92%, 7/15/23, Series 1541,
              Class O*.......................      1,042
   2,165    7.50%, 7/15/23, Series 1677,
              Class Z........................      2,421

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   1,000    2.38%, 8/15/23, Series 1611,
              Class JA*......................      1,014
     245    3.30%, 8/15/23, Series 1570,
              Class F*.......................        250
     612    20.06%, 8/15/23, Series 1570,
              Class SA, IF*..................        716
   2,000    6.90%, 9/15/23, Series 1578,
              Class K........................      2,134
     286    7.00%, 9/15/23, Series 1578,
              Class V, IO....................         63
   1,240    29.76%, 9/15/23, Series 2571,
              Class SK, IF*..................      1,635
   5,000    6.25%, 10/15/23, Series 1591,
              Class PV.......................      5,207
     447    9.02%, 10/15/23, Series 1689,
              Class SD, IF*..................        460
      39    19.09%, 10/15/23, Series 1602,
              Class SA, IF*..................         39
  12,415    5.00%, 11/15/23, Series 1813,
              Class J, IF, IO*...............      1,232
     997    14.62%, 11/15/23, Series 1609,
              Class LG, IF*..................      1,097
   7,104    4.50%, 12/15/23, Series 2716,
              Class UN, IF,IO*...............      6,436
   4,000    5.00%, 12/15/23, Series 2720,
              Class PC.......................      3,877
   1,000    6.50%, 12/15/23, Series 2283,
              Class K........................      1,060
   3,950    6.50%, 12/15/23, Series 1628,
              Class LZ.......................      4,136
   2,000    6.75%, 12/15/23, Series 1644,
              Class K........................      2,132
     500    4.24%, 1/15/24, Series 1671,
              Class HA*......................        510
   1,439    5.00%, 1/15/24, Series 2730,
              Class MZ.......................      1,438
   1,941    6.00%, 2/1/24, Gold Pool
              #C90826........................      2,004
      84    0.00%, 2/15/24, Series 1865,
              Class D, PO....................         66
   1,486    5.00%, 2/15/24, Series 2756,
              Class NA.......................      1,455
      83    10.00%, 2/15/24, Series 1671,
              Class QC, IF...................         82
      43    16.71%, 2/15/24, Series 1686,
              Class SH, IF*..................         46
     374    1.73%, 3/15/24, Series 1699,
              Class FC*......................        377
   1,000    7.00%, 3/15/24, Series 1695,
              Class EB.......................      1,072

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 124

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     260    23.34%, 3/15/24, Series 2033,
              Class SN, IF, IO*..............        110
     598    4.24%, 4/15/24, Series 1715,
              Class FA*......................        607
     150    6.50%, 5/1/24, Gold Pool
              #D53146........................        158
     589    0.00%, 5/15/24, Series 2306,
              Class K, PO....................        496
   1,473    5.86%, 5/15/24, Series 2306,
              Class SE, IF, IO*..............        209
     661    7.50%, 8/15/24, Series 1745,
              Class D........................        688
   5,008    18.30%, 2/15/25, Series 2656,
              Class SH, IF*..................      5,283
   2,463    6.50%, 3/15/26, Series 1829,
              Class ZB.......................      2,582
   2,673    6.50%, 7/15/26, Series 1863,
              Class Z........................      2,783
   1,275    8.00%, 9/15/26, Series 1899,
              Class ZE.......................      1,336
   1,250    7.50%, 1/15/27, Series 1963,
              Class Z........................      1,327
     804    9.00%, 1/15/27, Series 1606,
              Class SC, IF*..................        859
     350    8.00%, 7/15/27, Series 1985,
              Class PR, IO...................         71
     674    7.50%, 9/15/27, Series 1987,
              Class PE.......................        714
     540    6.00%, 11/15/27, Series 2132,
              Class PD.......................        561
   1,113    15.73%, 2/15/28, Series 2189,
              Class SA, IF*..................      1,232
     479    7.00%, 3/15/28, Series 2042,
              Class T........................        497
     376    7.00%, 3/15/28, Series 2038,
              Class PN, IO...................         76
   1,000    7.50%, 3/15/28, Series 2040,
              Class PE.......................      1,081
     698    6.00%, 4/15/28, Series 2161,
              Class PG.......................        724
   1,420    6.50%, 5/15/28, Series 2060,
              Class Z........................      1,465
   3,978    6.50%, 6/15/28, Series 2061,
              Class DC, IO...................        850
   8,732    6.50%, 8/15/28, Series 2075,
              Class PH.......................      9,126
   2,000    6.00%, 9/15/28, Series 2086,
              Class GB.......................      2,057
     620    13.90%, 9/15/28, Series 2313,
              Class SV, IF*..................        643

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     864    6.50%, 10/15/28, Series 2362,
              Class PJ.......................        876
     586    7.00%, 10/15/28, Series 2089,
              Class PJ, IO...................        121
     210    6.00%, 11/1/28, Gold Pool
              #C18115........................        215
   2,077    6.50%, 1/1/29, Gold Pool
              #C00701........................      2,171
   5,233    6.40%, 1/15/29, Series 2111,
              Class SB, IF, IO*..............        499
   1,376    6.00%, 2/15/29, Series 2125,
              Class JZ.......................      1,381
   1,345    6.50%, 3/15/29, Series 2132,
              Class ZL.......................      1,405
     932    25.74%, 3/15/29, Series 2132,
              Class SB, IF*..................      1,137
     133    7.00%, 4/15/29, Series 2141,
              Class IO, IO...................         28
   1,340    8.50%, 4/15/29, Series 2303,
              Class ZN.......................      1,606
     549    7.50%, 6/15/29, Series 2163,
              Class PC, IO...................         93
     377    7.00%, 7/1/29, Pool #29470.......        399
     865    7.00%, 8/15/29, Series 2178,
              Class PB.......................        917
   1,691    6.00%, 11/15/29, Series 2460,
              Class VZ.......................      1,710
   1,600    8.00%, 11/15/29, Series 2201,
              Class C........................      1,719
     622    4.74%, 1/1/30, Pool #645242*.....        633
   3,725    8.00%, 1/15/30, Series 2209,
              Class TC.......................      4,109
   1,928    8.00%, 1/15/30, Series 2210,
              Class Z........................      2,053
   1,115    8.00%, 3/15/30, Series 2224,
              Class CB.......................      1,180
     182    22.23%, 3/15/30, Series 2534,
              Class SN, IF*..................        187
   2,000    6.00%, 5/15/30, Series 2565,
              Class MB.......................      2,034
     685    8.50%, 8/1/30, Pool #A12679......        745
     701    7.50%, 8/15/30, Series 2247,
              Class Z........................        723
   2,000    7.25%, 9/15/30, Series 2256,
              Class MC.......................      2,094
     402    9.00%, 9/15/30, Series 2254,
              Class Z........................        448
   3,378    7.00%, 10/15/30, Series 2259,
              Class ZM.......................      3,570
   5,500    7.25%, 12/15/30, Series 2271,
              Class PC.......................      5,735

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   2,000    5.50%, 1/15/31, Series 2744,
              Class PC.......................      2,097
   1,500    7.00%, 3/15/31, Series 2296,
              Class PD.......................      1,578
   3,357    6.50%, 4/15/31, Series 2317,
              Class VG.......................      3,496
     631    8.50%, 6/15/31, Series 2359,
              Class ZB.......................        744
     978    8.50%, 6/15/31, Series 2388,
              Class UZ.......................      1,097
   1,113    6.50%, 8/15/31, Series 2345,
              Class NE.......................      1,158
   1,202    6.50%, 8/15/31, Series 2344,
              Class ZJ.......................      1,248
   5,167    6.50%, 8/15/31, Series 2344,
              Class ZD.......................      5,420
   1,288    8.50%, 9/15/31, Series 2519,
              Class BT.......................      1,423
     550    18.07%, 10/15/31, Series 2368,
              Class AS, IF*..................        636
     948    5.00%, 1/15/32, Series 2640,
              Class UG, IO...................        347
   2,000    6.50%, 1/15/32, Series 2399,
              Class TH.......................      2,082
   4,000    0.00%, 2/15/32, Series 2513,
              Class YO, PO...................      3,058
   3,502    5.00%, 2/15/32, Series 2672,
              Class WD.......................      3,356
   2,000    6.38%, 2/15/32, Series 2410,
              Class OE.......................      2,072
   2,273    7.55%, 2/15/32, Series 2410,
              Class QX, IF, IO*..............        219
   2,000    16.64%, 2/15/32, Series 2410,
              Class QS, IF*..................      2,084
      52    5.00%, 3/15/32, Series 2659,
              Class ZE.......................         52
   2,751    6.85%, 3/15/32, Series 2444,
              Class ES, IF, IO*..............        270
   2,000    7.00%, 3/15/32, Series 2423,
              Class MC.......................      2,104
   3,000    7.00%, 3/15/32, Series 2423,
              Class MT.......................      3,160
   2,000    7.00%, 4/15/32, Series 2434,
              Class TC.......................      2,108
   5,000    7.00%, 4/15/32, Series 2436,
              Class MC.......................      5,294
   4,000    5.50%, 5/15/32, Series 2744,
              Class TU.......................      3,954
   2,313    7.00%, 5/15/32, Series 2450,
              Class GZ.......................      2,408
     556    7.00%, 7/1/32, Pool #C68485......        587

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   4,031    7.50%, 7/25/32, Series T-41,
              Class 3A.......................      4,322
   1,662    7.00%, 8/1/32, Gold Pool
              #G01448........................      1,754
      45    10.00%, 1/15/33, Series 2591,
              Class SJ, IF*..................         45
   7,305    5.90%, 2/15/33, Series 2599,
              Class DS, IF, IO*..............        710
   4,315    6.45%, 2/15/33, Series 2597,
              Class DS, IF, IO*..............        473
   5,823    6.00%, 3/15/33, Series 2610,
              Class DS, IF, IO*..............        592
   5,897    6.50%, 3/15/33, Series 2586,
              Class WI, IO...................      1,479
   1,686    5.00%, 6/15/33, Series 2624,
              Class IU, IO...................        505
     984    5.00%, 7/15/33, Series 2753,
              Class Z........................        980
   1,567    0.00%, 8/15/33, Series 2663,
              Class EO, PO...................        889
   7,538    5.50%, 8/15/33, Series 2744,
              Class PD.......................      7,761
   1,300    0.00%, 9/15/33, Series 2733,
              Class GF, IF*..................      1,219
   1,885    13.97%, 9/15/33, Series 2683,
              Class SG, IF*..................      1,918
   7,485    5.50%, 10/1/33, Pool #A13625.....      7,477
   3,245    7.34%, 10/15/33, Series 2682,
              Class YS, IF*..................      2,122
   2,420    7.35%, 10/15/33, Series 2691,
              Class WS, IF*..................      1,568
   1,920    6.00%, 11/1/33, Gold Pool
              #A16253........................      1,964
   3,363    6.11%, 11/15/33, Series 2705,
              Class SD, IF*..................      2,435
   1,421    7.35%, 11/15/33, Series 2705,
              Class SC, IF*..................        880
   2,920    6.00%, 12/1/33, Gold Pool
              #A16843........................      2,987
     450    0.00%, 1/15/34, Series 2727,
              Class PO, PO...................        233
   6,000    7.43%, 1/15/34, Series 2727,
              Class BS, IF*..................      3,289
   2,250    9.80%, 1/15/34, Series 2739,
              Class S, IF*...................      2,062
   1,073    0.00%, 2/15/34, Series 2744,
              Class FE, IF*..................        909
   1,700    9.80%, 2/15/34, Series 2753,
              Class S, IF*...................      1,453
   1,500    0.00%, 3/15/34, Series 2769,
              Class PO, PO...................        676

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 126

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
   1,400    9.52%, 4/15/34, Series 2778,
              Class LS.......................      1,379
   1,141    7.50%, 8/25/42, Series T-51,
              Class 2A.......................      1,218
   8,852    6.50%, 2/25/43, Series T-54,
              Class 2A.......................      9,236
   2,558    7.00%, 2/25/43, Series T-54,
              Class 3A.......................      2,704
   1,847    0.00%, 9/25/43, Series T-58,
              Class A, PO....................      1,493
     939    6.50%, 9/25/43, Series T-51,
              Class 1A.......................        982
                                               ---------
                                                 539,398
                                               ---------
Government National Mortgage Assoc. (10.6%):
      19    8.00%, 1/15/08, Pool #19368......         20
      25    8.00%, 2/15/08, Pool #20040......         27
       7    8.50%, 7/15/08, Pool #20682......          7
       6    8.50%, 8/15/08, Pool #23102......          6
      22    8.50%, 8/15/08, Pool #27089......         23
   1,750    6.50%, 11/20/11, Series 02-2,
              Class VC.......................      1,797
   2,555    6.00%, 3/20/12, Series 02-70,
              Class AV.......................      2,660
   5,600    6.00%, 3/20/13, Series 02-67,
              Class VA.......................      5,794
   4,462    6.00%, 11/20/13, Series 02-79,
              Class KV.......................      4,594
   1,802    5.50%, 12/20/13, Series 03-4,
              Class NY.......................      1,842
     340    7.00%, 9/15/14, Pool #514610.....        362
   2,254    6.00%, 12/20/14, Series 02-71,
              Class VJ.......................      2,309
   4,170    8.00%, 1/15/16, Pool #781570.....      4,408
     499    7.00%, 10/15/16, Pool #553974....        532
   1,887    6.00%, 4/20/17, Pool #3222.......      1,971
   2,696    6.50%, 7/20/17, Series 01-60,
              Class VP.......................      2,825
   2,445    6.50%, 9/20/17, Series 02-47,
              Class VB.......................      2,569
     519    7.50%, 11/15/17, Pool #600065....        556
   1,870    6.00%, 12/20/17, Series 02-88,
              Class VA.......................      1,922
   2,380    6.00%, 6/15/18, Pool #615791.....      2,492
   5,000    6.50%, 7/20/19, Series 02-36,
              Class VB.......................      5,246
   1,092    8.50%, 9/15/20, Series 77, Class
              H..............................      1,117
     128    11.00%, 1/15/21, Pool #780709....        145
   1,500    6.50%, 7/20/22, Series 02-40,
              Class VD.......................      1,522

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
     140    8.00%, 9/15/22, Pool #297628.....        154
      80    7.50%, 11/15/22, Pool #313110....         87
     568    9.00%, 2/26/23, Series 02-33,
              Class SY, IF*..................        601
     643    6.50%, 3/15/23, Pool #554105.....        678
      57    7.50%, 3/15/23, Pool #345288.....         62
   1,451    7.00%, 8/15/23, Pool #623185.....      1,550
      64    6.50%, 10/16/23, Series 96-6,
              Class PH.......................         64
   1,337    6.50%, 11/15/23, Pool #628407....      1,410
     912    7.99%, 7/16/24, Series 94-4,
              Class KQ.......................        982
   4,750    6.50%, 10/16/24, Series 94-7,
              Class PQ.......................      5,013
      76    8.50%, 3/20/25, Pool #1974.......         84
     142    8.50%, 5/20/25, Pool #2006.......        157
  24,624    7.20%, 9/16/25, Series 00-21,
              Class S, IO, IF*...............      1,305
     808    7.50%, 9/17/25, Series 98-26,
              Class K........................        868
   4,000    7.50%, 6/16/26, Series 00-9,
              Class PB.......................      4,263
      72    8.00%, 6/20/26, Pool #2234.......         79
     768    6.38%, 8/15/26, Pool #441957.....        804
   1,837    7.50%, 8/16/26, Series 96-16,
              Class E........................      1,961
      89    8.00%, 8/20/26, Pool #2270.......         97
      75    8.00%, 11/20/26, Pool #2324......         82
     413    7.50%, 2/20/27, Series 97-2,
              Class E........................        438
     531    7.50%, 7/20/27, Series 97-11,
              Class D........................        565
     173    8.00%, 10/20/27, Pool #2499......        189
     110    7.50%, 2/20/28, Pool #2549.......        118
     982    6.50%, 3/15/28, Pool #554106.....      1,029
      15    8.00%, 4/15/28, Pool #466027.....         16
     195    7.50%, 7/15/28, Pool #450038.....        211
      34    8.00%, 7/15/28, Pool #468066.....         37
      63    7.50%, 8/15/28, Pool #476874.....         69
      39    7.50%, 8/15/28, Pool #482116.....         42
     137    7.50%, 9/15/28, Pool #486537.....        148
     207    7.50%, 9/20/28, Pool #2646.......        223
     136    6.50%, 10/15/28, Pool #486631....        143
   4,055    5.50%, 11/20/28, Series 02-88,
              Class LI, IO...................        480
      46    8.00%, 11/20/28, Pool #2677......         51
   2,250    5.00%, 2/20/29, Series 03-98,
              Class PC.......................      2,253

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
   3,550    6.00%, 2/20/29, Series 99-4,
              Class ZB.......................      3,629
   1,928    8.00%, 11/16/29, Series 99-41,
              Class Z........................      2,078
     191    9.35%, 11/16/29, Series 99-43,
              Class TA, IF...................        221
   1,121    7.50%, 12/20/29, Series 99-44,
              Class PC.......................      1,180
   5,212    8.00%, 12/20/29, Series 99-44,
              Class ZG.......................      5,499
   2,205    33.95%, 1/16/30, Series 00-7,
              Class ST, IF*..................      3,236
      64    9.00%, 2/15/30, Pool #479182.....         71
   1,225    7.50%, 2/16/30, Series 00-16,
              Class ZN.......................      1,295
   3,042    7.50%, 2/16/30, Series 00-10,
              Class ZP.......................      3,373
   2,887    8.50%, 2/16/30, Series 00-9,
              Class ZJ.......................      3,171
   2,193    33.95%, 2/16/30, Series 00-12,
              Class ST, IF*..................      3,281
   3,224    7.50%, 2/20/30, Series 00-6,
              Class Z........................      3,416
   2,562    9.00%, 3/16/30, Series 00-21,
              Class Z........................      2,895
  14,807    6.40%, 4/16/30, Series 02-31,
              Class SE, IO, IF*..............      1,337
   2,134    8.00%, 6/20/30, Series 00-9,
              Class Z........................      2,260
   1,948    7.75%, 9/20/30, Series 00-26,
              Class Z........................      2,029
      70    9.00%, 10/15/30, Pool #479674....         77
     294    9.00%, 11/16/30, Series 00-36,
              Class IK, IO...................         36
     733    7.33%, 11/20/30, Series 00-36,
              Class HC.......................        768
   2,056    7.15%, 12/20/30, Series 00-38,
              Class AH.......................      2,129
     188    9.00%, 1/15/31, Pool #543873.....        207
     723    26.95%, 4/20/31, Series 02-51,
              Class SG, IF*..................        898
     316    17.38%, 7/20/31, Series 01-32,
              Class WA, IF*..................        345
   2,180    6.95%, 8/16/31, Series 01-36,
              Class S, IF, IO*...............        148
   2,675    7.15%, 8/16/31, Series 01-35,
              Class SA, IF, IO*..............        195
   6,498    5.90%, 9/17/31, Series 03-95,
              Class SC, IO, IF*..............        399
   7,754    6.10%, 9/20/31, Series 03-76,
              Class LS*......................        752

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
   1,204    6.50%, 10/15/31, Pool #556255....      1,260
     951    22.65%, 11/20/31, Series 01-55,
              Class SF, IF*..................      1,120
   5,910    5.50%, 1/20/32, Series 03-4,
              Class NI, IO...................      1,228
   1,500    6.50%, 1/20/32, Series 02-7,
              Class PG.......................      1,554
   1,500    7.00%, 1/20/32, Series 02-4,
              Class TD.......................      1,580
   3,296    7.00%, 1/20/32, Series 02-80,
              Class EB.......................      3,495
     558    7.00%, 4/15/32, Pool #611453.....        593
   8,716    6.85%, 4/16/32, Series 02-24,
              Class AG, IO, IF*..............        889
   1,201    8.50%, 4/16/32, Series 02-24,
              Class Z........................      1,367
   2,540    10.28%, 4/16/32, Series 02-24,
              Class SB, IF*..................      2,641
   1,102    7.00%, 5/15/32, Pool #569423.....      1,171
   1,447    9.00%, 6/16/32, Series 02-41,
              Class LS, IF*..................      1,561
   1,500    6.50%, 6/20/32, Series 02-45,
              Class QE.......................      1,554
   2,000    6.50%, 6/20/32, Series 02-40,
              Class UK.......................      2,076
   1,826    6.50%, 7/15/32, Pool #591882.....      1,911
   1,258    7.00%, 7/15/32, Pool #552665.....      1,338
   1,500    6.50%, 7/16/32, Series 02-47,
              Class PG.......................      1,534
   1,250    6.50%, 8/20/32, Series 02-54,
              Class GB.......................      1,285
   6,898    6.60%, 8/20/32, Series 02-70,
              Class PS, IF, IO*..............        731
   1,347    6.50%, 9/15/32, Pool #577657.....      1,409
     265    7.50%, 9/15/32, Pool #530740.....        286
     843    7.50%, 1/15/33, Pool #591420.....        909
   1,092    6.50%, 2/15/33, Pool #607645.....      1,143
  17,450    6.60%, 2/16/33, Series 03-11,
              Class SK, IO, IF*..............      1,679
     554    0.00%, 3/16/33, Series 03-24,
              Class PO, PO...................        453
   1,146    6.50%, 4/15/33, Pool #604168.....      1,200
   1,388    7.00%, 5/15/33, Pool #615786.....      1,476
   1,853    7.00%, 6/15/33, Pool #781614.....      1,990
   1,150    0.00%, 8/20/33, Series 03-66,
              Class EO, PO...................        575
   1,979    3.50%, 9/20/33, Pool #3484.......      1,719
   1,412    0.00%, 10/20/33, Series 03-90,
              Class PO, PO...................      1,173
     475    0.00%, 10/20/33, Series 03-86,
              Class CO, PO...................        177

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 128

ONE GROUP MORTGAGE-BACKED SECURITIES FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
  20,290    5.45%, 12/16/33, Series 03-112,
              Class SA, IO*..................      1,512
  27,020    4.40%, 2/20/34, Series 04-11,
              Class SW, IO*..................      1,618
   1,476    16.64%, 4/16/34, Series 04-28,
              Class S, IF*...................      1,560
                                               ---------
                                                 163,751
                                               ---------
  Total U.S. Government Agency Mortgages       1,172,718
                                               ---------
U.S. GOVERNMENT AGENCY SECURITIES (1.1%):
Fannie Mae (0.8%):
   2,000    6.63%, 9/15/09...................      2,215
   2,000    7.25%, 1/15/10...................      2,279
   1,000    5.50%, 3/15/11...................      1,047
   6,100    6.13%, 3/15/12...................      6,588
                                               ---------
                                                  12,129
                                               ---------
Freddie Mac (0.3%):
   3,000    6.63%, 9/15/09...................      3,319
   1,000    6.88%, 9/15/10...................      1,123
                                               ---------
                                                   4,442
                                               ---------
Other U.S. Agencies (0.0%):
     733    Federal Housing Administration,
              Merrill Lynch Project, 7.43%,
              8/1/20.........................        740
                                               ---------
  Total U.S. Government Agency Securities         17,311
                                               ---------
U.S. TREASURY OBLIGATIONS (1.2%):
U.S. Treasury Bonds (0.8%):
   2,000    10.38%, 11/15/12.................      2,443
   4,750    12.00%, 8/15/13..................      6,271
   1,900    11.75%, 11/15/14.................      2,610
                                               ---------
                                                  11,324
                                               ---------
U.S. Treasury Notes (0.0%):
     500    6.50%, 2/15/10...................        564
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury STRIPS (0.4%):
   1,750    11/15/14.........................      1,045
   2,000    2/15/13..........................      1,335
     750    2/15/14..........................        471
     250    2/15/16..........................        138
     300    5/15/11..........................        222
   1,250    5/15/12..........................        872
   1,800    5/15/14..........................      1,111
   2,500    8/15/14..........................      1,520
                                               ---------
                                                   6,714
                                               ---------
  Total U.S. Treasury Obligations                 18,602
                                               ---------
INVESTMENT COMPANIES (4.0%):
  60,897    One Group Prime Money Market
              Fund, Class I (c)..............     60,897
                                               ---------
  Total Investment Companies                      60,897
                                               ---------
REPURCHASE AGREEMENT (8.3%):
 127,274    State Street Bank and Trust,
              0.65%, 7/1/04 (Proceeds at
              maturity $127,276,
              collateralized by various U.S.
              Government Securities).........    127,274
                                               ---------
  Total Repurchase Agreement                     127,274
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (0.8%):
  12,170    Pool of various securities for
              One Group Bond
              Funds -- footnote 2 (Securities
              Lending).......................     12,170
                                               ---------
  Total Short-Term Securities Held as
  Collateral for   Securities Lending             12,170
                                               ---------
Total (Cost $1,552,780) (a)                    1,561,485
                                               =========

------------
Percentages indicated are based on net assets of $1,537,906.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 28,121
                   Unrealized depreciation......................  $(19,416)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $  8,705
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(c) Investment in affiliate.

Amounts shown as 0 rounded to less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.
See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 U.S. GOVERNMENT AGENCY MORTGAGES (60.0%):
Fannie Mae (30.9%):
    119     7.00%, 9/1/07, Pool #185265......        124
    237     7.00%, 4/1/08, Pool #211750......        251
  2,311     8.30%, 10/25/08, Series 93-197,
              Class SC*......................      2,430
    628     6.25%, 1/25/09, Series 94-12,
              Class C........................        650
  1,451     19.23%, 2/25/09, Series 94-13,
              Class SM, IF*..................      1,671
  8,000     6.00%, 6/25/09, Series 94-86,
              Class PJ.......................      8,387
    336     7.00%, 7/1/10, Pool #250326......        357
    311     6.50%, 12/1/10, Pool #332301.....        330
  1,039     6.00%, 3/1/11, Pool #340683......      1,087
  2,060     8.00%, 11/1/12, Pool #535710.....      2,203
  9,394     6.00%, 1/17/13, Series 98-37,
              Class VB.......................      9,746
    458     6.00%, 4/1/13, Pool #425482......        479
 28,699     4.50%, 6/1/13, Pool #254758......     28,715
  3,429     6.50%, 6/25/13, Series 94-1,
              Class K........................      3,529
  2,257     6.35%, 8/25/13, Series 93-225B,
              Class VG.......................      2,324
    437     7.50%, 6/1/14, Pool #250081......        471
    385     7.50%, 7/1/14, Pool #250082......        414
  1,761     6.00%, 8/1/14, Pool #598032......      1,842
    244     6.00%, 9/25/14, Series 01-71,
              Class QC.......................        244
     13     10.00%, 10/1/16, Pool #70110.....         15
  4,645     5.50%, 11/1/16, Pool #618192.....      4,768
 10,000     5.00%, 11/25/16, Series 03-35,
              Class MD.......................     10,054
  3,000     5.50%, 2/25/17, Series 02-3,
              Class PG.......................      2,987
  3,190     6.00%, 2/25/17, Series 02-2,
              Class UC.......................      3,295
  5,000     5.50%, 4/25/17, Series 02-18,
              Class PC.......................      5,149
    696     10.00%, 9/1/17, Pool #303969.....        778
  6,502     5.00%, 11/25/17, Series 02-73,
              Class OE.......................      6,294
    788     9.50%, 6/25/18, Series 88-16,
              Class B........................        860
     47     10.00%, 10/1/19, Pool #231675....         53
    693     7.00%, 5/25/20, Series 90-57.....        734
     14     10.00%, 7/1/20, Pool #050318.....         16
     63     10.00%, 11/1/21, Pool #208374....         71
  9,417     6.00%, 3/1/22, Pool #254231......      9,724
    127     7.50%, 7/25/22, Series G92-35,
              Class EB.......................        134
  1,758     8.00%, 7/25/22, Series G92-44,
              Class ZQ.......................      1,899

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
  5,000     5.50%, 11/25/22, Series 03-74,
              Class VL.......................      4,835
  1,352     0.00%, 5/25/23, Series 93-146,
              Class E, PO....................      1,145
  5,000     5.00%, 5/25/23, Series 04-2,
              Class OE.......................      4,804
  1,712     6.50%, 5/25/23, Series 94-110,
              Class H........................      1,765
    341     0.00%, 8/25/23, Series 93-217,
              Class H, PO....................        285
    213     0.00%, 9/25/23, Series 93-228,
              Class G, PO....................        173
    230     0.00%, 9/25/23, Series 93-205,
              Class H, PO....................        193
  7,400     7.00%, 9/25/23, Series 93-155,
              Class PJ.......................      7,965
  3,373     5.00%, 11/1/23, Pool #762498.....      3,334
  9,094     6.35%, 12/25/23, Series 94-43,
              Class PJ.......................      9,503
 10,000     4.50%, 1/25/24, Series 03-128,
              Class DY.......................      9,094
  5,042     7.00%, 1/25/24, Series 94-62,
              Class PJ.......................      5,358
    771     7.00%, 2/1/24, Pool #190257......        821
 10,556     6.00%, 3/25/24, Series 94-51,
              Class PV.......................     10,857
  4,500     6.50%, 3/25/24, Series 94-37,
              Class L........................      4,705
    193     9.00%, 12/1/24, Pool #353898.....        216
    352     7.00%, 8/1/25, Pool #315500......        374
  1,134     0.00%, 11/25/26, Series 97-47,
              Class PA, PO...................      1,124
  1,247     6.00%, 9/1/28, Pool #405220......      1,282
  3,146     5.50%, 2/1/29, Pool #483802......      3,156
  1,400     6.25%, 2/25/29, Series 94-W4,
              Class A9.......................      1,433
 10,000     6.00%, 6/25/29, Series 02-W7,
              Class A4.......................     10,150
  2,765     7.50%, 2/20/30, Series 00-8,
              Class Z........................      2,953
    204     7.50%, 3/1/30, Pool #524949......        218
    603     7.50%, 4/1/30, Pool #530816......        647
    362     7.50%, 4/1/30, Pool #536916......        388
 10,000     6.00%, 7/25/31, Series 01-33,
              Class ID, IO...................      2,714
 20,000     5.00%, 12/25/32, Series 03-81,
              Class MC.......................     19,258
  7,012     5.50%, 12/25/32, Series 02-86,
              Class EJ.......................      7,218

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 130

ONE GROUP GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
 27,640     5.50%, 5/1/33, Pool #702435......     27,596
  8,175     5.37%, 8/25/33, Series 03-W18,
              Class 1A6......................      8,175
  9,270     4.00%, 9/1/33, Series 343, Class
              23, IO.........................      1,392
 11,619     5.00%, 11/1/33, Pool #747628.....     11,263
  9,605     5.50%, 12/1/33, Pool #753662.....      9,590
  9,596     5.50%, 1/1/34, Pool #755615......      9,581
  6,377     6.50%, 12/25/42, Series 03-W1,
              Class 1A1......................      6,652
  3,064     7.50%, 12/25/42, Series 03-W1,
              Class 2A.......................      3,280
                                               ---------
                                                 305,582
                                               ---------
Freddie Mac (23.4%):
     11     9.00%, 11/1/05, Pool #B00203.....         11
      0     9.00%, 5/1/06, Pool #B00282......          0
    416     7.00%, 10/15/06, Series 1150,
              Class I........................        416
     98     7.00%, 9/15/07, Series 1457,
              Class PJ.......................         99
  4,539     6.50%, 4/15/08, Series 1489,
              Class I........................      4,723
  1,028     12.82%, 11/15/08, Series 1604,
              Class MB, IF*..................      1,126
    658     13.15%, 12/15/08, Series 1625,
              Class SC, IF*..................        738
    465     7.50%, 4/1/09, Gold Pool
              #E00315........................        494
  1,048     7.50%, 8/1/09, Gold Pool
              #G10740........................      1,114
     54     9.00%, 8/1/09, Pool #279063......         58
     91     9.00%, 12/1/09, Pool #256360.....         95
    293     8.50%, 1/1/10, Gold Pool
              #G10305........................        316
    949     7.50%, 9/1/10, Gold Pool
              #E62448........................      1,008
  1,943     6.00%, 6/15/11, Series 2366,
              Class VG.......................      2,026
    121     6.50%, 12/1/12, Gold Pool
              #E00523........................        128
  2,900     5.00%, 12/1/13, Gold Pool
              #E73637........................      2,917
  9,094     5.50%, 1/15/14, Series 2571,
              Class PV.......................      9,317
  4,109     6.00%, 4/1/14, Gold Pool
              #E76504........................      4,297
  1,001     6.00%, 4/1/14, Gold Pool
              #E76438........................      1,047
  6,612     6.50%, 6/1/14, Gold Pool
              #E00678........................      6,997

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
      0     9.50%, 4/1/16, Pool #170161......          0
  1,375     6.50%, 8/15/16, Series 2345,
              Class PQ.......................      1,462
  1,636     5.00%, 12/1/16, Pool #E89027.....      1,643
    183     6.00%, 2/15/17, Series 2108,
              Class VB.......................        184
     29     9.00%, 10/1/17, Gold Pool
              #A00756........................         32
 15,000     5.00%, 2/15/18, Series 2578,
              Class P6.......................     14,466
     11     9.00%, 4/1/18, Gold Pool
              #A01143........................         12
      1     9.00%, 10/1/20, Gold Pool
              #A01134........................          1
      6     9.00%, 1/1/21, Gold Pool
              #A00948........................          7
      8     9.00%, 6/1/21, Gold Pool
              #A01017........................          8
  5,000     5.00%, 6/15/21, Series 2749,
              Class TD.......................      4,921
     10     9.00%, 7/1/21, Gold Pool
              #A01093........................         11
     22     9.00%, 9/1/21, Gold Pool
              #D32271........................         25
     10     9.00%, 11/1/21, Gold Pool
              #D11191........................         11
      9     9.00%, 11/1/21, Gold Pool
              #D11866........................         10
     24     9.00%, 5/1/22, Gold Pool
              #D19203........................         27
    480     8.00%, 8/15/22, Series 1343,
              Class LA.......................        506
    130     7.00%, 8/25/22, Series 13, Class
              PL.............................        131
  3,302     5.50%, 9/15/22, Series 1367,
              Class K........................      3,380
    948     6.50%, 11/15/22, Series 1552,
              Class HB.......................        952
  8,837     6.00%, 10/15/23, Series 1785,
              Class A........................      9,016
    648     10.00%, 10/15/23, Series 1591,
              Class E........................        733
    470     7.00%, 11/1/23, Series 155, Class
              IO.............................        109
  1,975     6.50%, 12/15/23, Series 1633,
              Class Z........................      2,057
  1,287     6.50%, 1/1/24, Gold Pool
              #C80091........................      1,352
  3,000     6.50%, 3/15/24, Series 1694,
              Class PK.......................      3,187

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
    319     8.50%, 5/1/24, Gold Pool
              #G00229........................        352
    226     8.50%, 7/1/24, Gold Pool
              #C00354........................        248
    151     7.50%, 9/1/24, Gold Pool
              #D56307........................        164
    333     8.00%, 11/1/24, Gold Pool
              #C00376........................        364
    274     7.00%, 8/1/25, Gold Pool
              #C00418........................        291
    210     7.50%, 8/1/25, Gold Pool
              #C00414........................        227
    170     7.00%, 9/1/25, Gold Pool
              #D63303........................        180
    472     8.00%, 9/1/25, Gold Pool
              #D63705........................        517
    790     7.00%, 4/1/26, Gold Pool
              #D69811........................        838
    392     6.50%, 6/1/26, Pool #250575......        410
 11,800     6.50%, 10/17/26, Series 1985,
              Class PL.......................     12,395
  1,335     3.39%, 1/1/27, Pool #611141*.....      1,376
  3,919     6.00%, 2/15/27, Series 2091,
              Class PF.......................      3,970
  5,299     6.25%, 4/15/27, Series 2018,
              Class PE.......................      5,346
  1,600     7.00%, 10/15/27, Series 1999,
              Class PU.......................      1,699
  1,148     6.50%, 1/15/28, Series 2137,
              Class TM.......................      1,163
 10,000     4.50%, 2/15/28, Series 2631,
              Class TE.......................      9,672
  3,970     7.00%, 2/15/28, Series 2031,
              Class PG.......................      4,195
  9,000     6.95%, 3/15/28, Series 2035,
              Class PC.......................      9,529
  9,507     6.50%, 6/15/28, Series 2064,
              Class PD.......................      9,935
    484     8.50%, 7/1/28, Gold Pool
              #G00981........................        531
 14,000     6.50%, 10/25/28, Series 98-64,
              Class TM.......................     14,644
  3,370     6.00%, 11/15/28, Series 2095,
              Class PE.......................      3,454
  1,008     6.50%, 2/1/29, Gold Pool
              #C22459........................      1,054
 10,000     5.00%, 3/15/29, Series 2684,
              Class PD.......................      9,835
    111     6.50%, 4/1/29, Gold Pool
              #C24553........................        116

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
  3,921     6.50%, 4/1/29, Gold Pool
              #C00742........................      4,097
  2,191     6.50%, 5/15/29, Series 2152,
              Class BD.......................      2,255
  1,390     6.50%, 6/1/29, Gold Pool
              #C00785........................      1,452
    127     6.50%, 7/1/29, Gold Pool
              #C29124........................        132
    178     3.46%, 4/1/30, Pool #846812*.....        184
 10,000     5.00%, 10/15/31, Series 2580,
              Class QM.......................      9,370
  4,000     6.50%, 10/15/31, Series 2367,
              Class ME.......................      4,170
  2,043     6.00%, 2/1/32, Gold Pool
              #C01292........................      2,094
 13,500     6.00%, 8/15/32, Series 2480,
              Class EJ.......................     13,930
  9,000     5.00%, 10/15/32, Series 2656,
              Class BG.......................      8,672
  6,809     6.50%, 2/25/43, Series T-54,
              Class 2A.......................      7,104
  4,984     0.00%, 5/25/43, Series T-56,
              Class APO, PO..................      4,219
                                               ---------
                                                 231,354
                                               ---------
Government National Mortgage Assoc. (5.7%):
      4     9.00%, 6/15/05, Pool #283904.....          4
      2     9.00%, 8/15/05, Pool #291836.....          2
      1     9.00%, 9/15/05, Pool #292898.....          1
      0     9.00%, 9/15/05, Pool #295227.....          0
      2     8.00%, 7/15/06, Pool #11337......          2
      3     7.50%, 7/15/07, Pool #17316......          3
      7     8.00%, 8/15/07, Pool #18539......          8
     10     8.00%, 8/15/07, Pool #18677......         11
      7     7.50%, 12/15/07, Pool #338189....          8
    125     6.50%, 7/15/08, Pool #349693.....        133
     12     9.00%, 11/15/08, Pool #27932.....         13
     16     6.50%, 3/15/09, Pool #367398.....         17
     20     9.00%, 4/15/09, Pool #30352......         22
    349     6.50%, 5/15/09, Pool #366779.....        371
      1     9.00%, 5/15/09, Pool #32214......          1
      1     9.50%, 7/15/09, Pool #34487......          1
     56     9.50%, 9/15/09, Pool #34878......         61
      6     9.50%, 10/15/09, Pool #36804.....          7
      5     11.00%, 11/15/09, Pool #37615....          6
      0     9.00%, 5/15/16, Pool #149877.....          0
      6     9.00%, 6/15/16, Pool #166130.....          7
      1     9.00%, 6/15/16, Pool #157147.....          1
     11     9.00%, 7/15/16, Pool #158921.....         12

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 132

ONE GROUP GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
     15     9.00%, 7/15/16, Pool #151273.....         17
     19     9.00%, 7/15/16, Pool #144968.....         21
      4     9.00%, 7/15/16, Pool #167475.....          5
     19     9.50%, 8/15/16, Pool #177531.....         22
     20     9.00%, 9/15/16, Pool #169908.....         23
     14     9.00%, 9/15/16, Pool #179044.....         15
     11     9.00%, 10/15/16, Pool #173089....         13
      8     9.00%, 11/15/16, Pool #183868....          9
     10     9.00%, 11/15/16, Pool #156478....         12
      1     9.50%, 1/15/17, Pool #185619.....          1
     34     9.00%, 2/15/17, Pool #195058.....         38
      3     9.00%, 2/15/17, Pool #201757.....          4
      4     9.00%, 8/15/17, Pool #225825.....          4
      6     9.50%, 8/15/17, Pool #218841.....          7
     58     9.50%, 8/15/17, Pool #201217.....         65
     18     9.00%, 6/15/18, Pool #238161.....         20
     11     9.50%, 8/15/18, Pool #248390.....         12
     13     10.00%, 4/15/19, Pool #257047....         15
      4     10.00%, 5/15/19, Pool #269607....          5
      1     9.00%, 10/15/19, Pool #267676....          1
     43     9.50%, 12/15/19, Pool #281696....         49
      5     9.00%, 1/15/20, Pool #283138.....          5
      5     9.00%, 2/15/20, Pool #276157.....          5
      5     9.50%, 9/15/20, Pool #292918.....          6
      8     9.50%, 12/15/20, Pool #291865....          9
  1,112     9.00%, 8/15/21, Pool #306081.....      1,257
    318     9.00%, 12/15/21, Pool #780284....        360
      5     7.50%, 2/15/22, Pool #324025.....          6
     31     8.00%, 7/15/22, Pool #321560.....         35
     99     7.50%, 8/15/22, Pool #337141.....        108
      4     7.00%, 11/15/22, Pool #323008....          4
      2     7.00%, 12/15/22, Pool #339969....          2
     20     7.00%, 1/15/23, Pool #346214.....         22
     14     7.00%, 1/15/23, Pool #321675.....         15
     99     7.00%, 1/15/23, Pool #332022.....        106
     16     7.00%, 1/15/23, Pool #341536.....         17
     24     7.00%, 1/15/23, Pool #342248.....         26
    373     7.00%, 4/15/23, Pool #348645.....        398
     48     6.50%, 5/15/23, Pool #343208.....         51
     78     7.00%, 5/15/23, Pool #351041.....         83

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
      6     7.00%, 5/15/23, Pool #338005.....          7
     92     7.00%, 5/15/23, Pool #346572.....         99
     31     7.00%, 5/15/23, Pool #342348.....         33
    108     7.00%, 5/15/23, Pool #221604.....        115
     13     6.50%, 6/15/23, Pool #346624.....         13
     39     6.50%, 6/15/23, Pool #348677.....         41
      8     6.50%, 6/15/23, Pool #349788.....          9
     19     6.50%, 6/15/23, Pool #358250.....         20
    488     7.50%, 6/15/23, Pool #359588.....        528
    332     7.50%, 6/15/23, Pool #358801.....        359
    123     6.50%, 7/15/23, Pool #322200.....        129
      8     7.00%, 7/15/23, Pool #325977.....          9
    113     7.00%, 7/15/23, Pool #346673.....        120
    168     7.00%, 7/15/23, Pool #362982.....        179
      2     7.00%, 7/15/23, Pool #350709.....          2
     21     7.00%, 7/15/23, Pool #360889.....         22
      8     7.00%, 7/15/23, Pool #357782.....          9
      4     7.00%, 7/15/23, Pool #354538.....          4
     14     7.00%, 7/15/23, Pool #353569.....         15
     41     7.00%, 7/15/23, Pool #358382.....         44
     63     6.50%, 8/15/23, Pool #353137.....         66
     83     6.50%, 8/15/23, Pool #344505.....         87
     67     6.50%, 8/15/23, Pool #356717.....         71
     32     6.50%, 8/15/23, Pool #360738.....         34
      7     6.50%, 9/15/23, Pool #339041.....          7
    136     6.50%, 9/15/23, Pool #345375.....        144
     13     6.00%, 10/15/23, Pool #370006....         13
     64     6.00%, 10/15/23, Pool #345389....         66
    120     6.00%, 10/15/23, Pool #364717....        123
     44     6.50%, 10/15/23, Pool #345391....         46
    310     8.00%, 10/15/23, Pool #354681....        342
     43     6.50%, 11/15/23, Pool #369356....         45
      4     6.50%, 11/15/23, Pool #370927....          4
    122     6.50%, 12/15/23, Pool #349265....        129
     22     6.50%, 12/15/23, Pool #349944....         24
     89     6.50%, 12/15/23, Pool #369830....         94
      7     6.50%, 12/15/23, Pool #370289....          8
     13     6.50%, 12/15/23, Pool #365740....         14
     60     6.50%, 1/15/24, Pool #379127.....         63

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc., continued:
    138     6.50%, 2/15/24, Pool #389200.....        146
     13     6.50%, 2/15/24, Pool #380818.....         14
    500     6.50%, 2/15/24, Pool #362341.....        526
     77     6.50%, 2/15/24, Pool #370338.....         81
  2,944     6.50%, 2/15/24, Pool #354747.....      3,098
    174     7.00%, 3/15/24, Pool #391552.....        185
    348     7.00%, 3/15/24, Pool #379328.....        372
    547     7.00%, 4/15/24, Pool #379001.....        585
    107     7.00%, 4/15/24, Pool #355128.....        114
     12     7.50%, 6/15/24, Pool #389827.....         13
     50     7.50%, 6/15/24, Pool #388747.....         54
    272     8.00%, 9/15/24, Pool #403212.....        300
     13     8.00%, 9/15/24, Pool #393908.....         14
    102     8.50%, 10/15/24, Pool #407073....        114
    776     9.00%, 11/15/24, Pool #780029....        877
      9     7.50%, 6/15/25, Pool #401860.....          9
      7     8.00%, 6/15/25, Pool #385370.....          8
    144     8.00%, 7/15/25, Pool #377557.....        159
    700     6.50%, 9/16/25, Series 96-6,
              Class PK.......................        735
     12     7.50%, 3/15/26, Pool #381163.....         13
    506     7.50%, 3/15/26, Pool #422308.....        547
    426     8.00%, 7/15/26, Pool #412644.....        469
     10     8.00%, 8/15/26, Pool #436445.....         11
    349     8.00%, 11/20/26, Pool #2324......        382
    742     8.00%, 12/20/26, Pool #2344......        813
    275     7.50%, 3/15/27, Pool #432398.....        297
  3,419     6.50%, 6/20/27, Series 97-19,
              Class PJ.......................      3,472
    318     4.75%, 7/20/27, Pool #80094*.....        323
  5,333     6.25%, 8/20/27, Series 98-1,
              Class PD.......................      5,428
  1,009     8.00%, 11/20/27, Pool #2512......      1,105
    707     7.50%, 1/15/28, Pool #461625.....        763
  1,357     7.50%, 2/15/28, Pool #462562.....      1,465
     13     7.00%, 6/15/28, Pool #472679.....         14
  2,903     7.50%, 9/16/28, Series 99-33B,
              Class PQ.......................      2,931
  4,958     6.50%, 9/20/28, Series 98-22,
              Class PD.......................      5,171
  2,860     6.00%, 5/20/29, Series 99-17,
              Class L........................      2,932
  6,000     6.50%, 3/16/31, Series 01-10,
              Class PE.......................      6,289
  5,838     6.50%, 12/20/31, Series 01-64,
              Class PB.......................      6,057
  3,592     6.50%, 4/1/32, Pool #545639......      3,767
                                               ---------
                                                  56,354
                                               ---------
  Total U.S. Government Agency Mortgages         593,290
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY SECURITIES (12.2%):
Fannie Mae (3.5%):
 15,000     7.16%, 5/11/05...................     15,648
 10,000     5.88%, 2/2/06....................     10,474
 16,000     0.00%, 10/9/19...................      6,377
  9,200     0.00%, 5/29/26...................      2,363
                                               ---------
                                                  34,862
                                               ---------
Federal Home Loan Bank (0.8%):
    500     7.50%, 8/10/04...................        503
  7,000     5.75%, 8/15/11...................      7,397
                                               ---------
                                                   7,900
                                               ---------
Financial Corporation STRIPS (1.4%):
    180     10/5/05..........................        174
    500     10/6/06..........................        466
  1,000     11/11/06.........................        927
    334     12/27/05.........................        321
    500     12/27/06.........................        461
 26,153     12/6/18..........................     11,450
                                               ---------
                                                  13,799
                                               ---------
Freddie Mac (0.5%):
    250     7.93%, 1/20/05...................        258
  5,000     3.50%, 9/15/07...................      4,990
                                               ---------
                                                   5,248
                                               ---------
Resolution Funding Corporation STRIPS (5.8%):
 25,000     10/15/20.........................      9,932
 15,000     4/15/28..........................      3,808
  5,000     4/15/30..........................      1,155
 50,000     7/15/20..........................     20,105
 53,000     7/15/20..........................     21,399
                                               ---------
                                                  56,399
                                               ---------
Tennessee Valley Authority (0.2%):
  4,500     0.00%, 7/15/16...................      2,282
                                               ---------
  Total U.S. Government Agency Securities        120,490
                                               ---------
U.S. TREASURY OBLIGATIONS (24.4%):
U.S. Treasury Bonds (8.0%):
  1,000     9.38%, 2/15/06...................      1,109
 18,000     10.38%, 11/15/12.................     21,985
 10,000     7.25%, 5/15/16...................     12,093

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 134

ONE GROUP GOVERNMENT BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Bonds, continued:
 31,250     8.13%, 8/15/19...................     40,938
  2,500     7.13%, 2/15/23...................      3,031
                                               ---------
                                                  79,156
                                               ---------
U.S. Treasury Inflation Protected Bonds (2.6%):
 20,000     3.63%, 1/15/08...................     25,442
                                               ---------
U.S. Treasury Notes (5.6%):
 25,000     6.13%, 8/15/07...................     27,129
 10,000     5.50%, 5/15/09...................     10,772
  1,500     10.38%, 11/15/09.................      1,549
 15,000     5.00%, 8/15/11...................     15,664
                                               ---------
                                                  55,114
                                               ---------
U.S. Treasury STRIPS (8.2%):
 50,000     11/15/09.........................     40,141
 10,000     11/15/15.........................      5,603
  7,500     5/15/15..........................      4,347
 72,500     5/15/20..........................     30,360
  2,500     8/15/15..........................      1,425
                                               ---------
                                                  81,876
                                               ---------
  Total U.S. Treasury Obligations                241,588
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
INVESTMENT COMPANIES (3.3%):
 32,681     One Group Government Money Market
              Fund, Class I (b)..............     32,681
                                               ---------
  Total Investment Companies                      32,681
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (1.6%):
 15,968     Pool of various securities for
              One Group Bond
              Funds -- footnote 2 (Securities
              Lending).......................     15,968
                                               ---------
  Total Short-Term Securities Held as
  Collateral for Securities Lending               15,968
                                               ---------
Total (Cost $970,753) (a)                      1,004,017
                                               =========

------------
Percentages indicated are based on net assets of $989,317.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 43,286
                   Unrealized depreciation......................   (10,022)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 33,264
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Investment in affiliate.

* The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect as of June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ONE GROUP TREASURY & AGENCY FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 U.S. GOVERNMENT AGENCY SECURITIES (26.1%):
Federal Farm Credit Bank (15.6%):
  7,000     7.16%, 5/15/06....................    7,537
  3,100     7.60%, 7/24/06....................    3,380
    300     6.52%, 9/24/07....................      327
    800     5.75%, 1/25/08....................      854
  3,000     5.83%, 2/11/08....................    3,210
  2,000     5.87%, 9/2/08.....................    2,146
  1,720     6.82%, 3/16/09....................    1,914
  5,350     6.75%, 7/7/09.....................    5,966
    360     6.20%, 11/30/09...................      391
    210     7.06%, 5/24/10....................      237
  2,000     5.93%, 7/6/10.....................    2,144
    855     6.90%, 9/1/10.....................      962
    500     6.27%, 1/26/16....................      540
                                                -------
                                                 29,608
                                                -------
Federal Home Loan Bank (8.9%):
  4,000     8.22%, 11/17/04...................    4,102
  1,265     5.93%, 4/9/08.....................    1,361
    250     5.49%, 12/22/08...................      265
  8,000     5.61%, 2/11/09....................    8,524
    675     6.20%, 6/2/09.....................      732
    100     7.03%, 7/14/09....................      113
  1,000     6.50%, 11/13/09...................    1,105
    690     7.38%, 2/12/10....................      792
                                                -------
                                                 16,994
                                                -------
Student Loan Marketing Association (0.8%):
    250     6.25%, 12/1/08....................      272
  1,000     7.30%, 8/1/12.....................    1,163
                                                -------
                                                  1,435
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Tennessee Valley Authority (0.8%):
  1,349     New Valley Generation I, 7.30%,
              3/15/19.........................    1,523
                                                -------
  Total U.S. Government Agency Securities        49,560
                                                -------
U.S. TREASURY OBLIGATIONS (72.6%):
U.S. Treasury Bonds (39.3%):
  7,000     6.63%, 5/15/07....................    7,667
 17,966     12.75%, 11/15/10..................   20,451
 38,250     10.38%, 11/15/12..................   46,718
                                                -------
                                                 74,836
                                                -------
U.S. Treasury Notes (33.3%):
  1,000     7.25%, 8/15/04....................    1,008
 25,000     7.88%, 11/15/04...................   25,587
 15,000     1.63%, 4/30/05....................   14,963
 18,000     5.75%, 11/15/05...................   18,826
  3,000     3.38%, 11/15/08...................    2,968
                                                -------
                                                 63,352
                                                -------
  Total U.S. Treasury Obligations               138,188
                                                -------
INVESTMENT COMPANIES (0.7%):
  1,309     One Group Treasury Only Money
              Market Fund, Class I (b)........    1,309
                                                -------
  Total Investment Companies                      1,309
                                                -------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (2.6%):
  4,943     Pool of various securities for One
              Group Bond Funds -- footnote 2
              (Securities Lending)............    4,943
                                                -------
  Total Short-Term Securities Held as
  Collateral for   Securities Lending             4,943
                                                -------
Total (Cost $190,792) (a)                       194,000
                                                =======

------------
Percentages indicated are based on net assets of $190,210.

(a) Represents cost for financial reporting and federal income tax purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 4,391
                   Unrealized depreciation......................   (1,183)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $ 3,208
                                                                  =======

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Investment in affiliate.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 136

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 CORPORATE BONDS (96.0%):
Aerospace & Defense (0.8%):
   1,000    Aviall, Inc., 7.63%, 7/1/11......      1,045
   1,000    BE Aerospace, Inc., 8.00%,
              3/1/08.........................        935
   1,800    BE Aerospace, Inc., 9.50%,
              11/1/08........................      1,746
   2,300    Bombardier, Inc., 6.30%,
              5/1/14 (b).....................      1,956
     500    L-3 Communications Corp., 6.13%,
              7/15/13........................        485
   1,250    L-3 Communications Corp., 6.13%,
              1/15/14........................      1,200
   1,100    Orbital Sciences Corp., 9.00%,
              7/15/11........................      1,216
     600    Transdigm Funding Corp., 8.38%,
              7/15/11........................        612
                                               ---------
                                                   9,195
                                               ---------
Air Transport (2.5%):
     900    American Airlines, Inc., 7.80%,
              10/1/06........................        823
   1,400    American Airlines, Inc., 7.25%,
              2/5/09 (b).....................      1,339
   1,750    American Airlines, Inc., 7.32%,
              10/15/09.......................      1,441
   1,035    Atlantic Coast Airlines, Inc.,
              8.75%, 1/1/07 (b) (f)..........        802
   3,400    Continental Airlines, Inc.,
              8.00%, 12/15/05................      3,018
     691    Continental Airlines, Inc.,
              7.42%, 4/1/07..................        623
   3,000    Continental Airlines, Inc.,
              6.32%, 11/1/08.................      2,902
   3,570    Continental Airlines, Inc.,
              7.03%, 6/15/11.................      2,895
   2,300    Continental Airlines, Inc.,
              9.56%, 9/1/19..................      2,312
     833    Continental Airlines, Inc., Term
              Loan, 2.62%, 12/31/06..........        700
   2,002    Delta Air Lines, Inc., Series
              00-1, Class A1, 7.38%,
              5/18/10........................      1,895
   5,950    Delta Air Lines, Inc., 8.30%,
              12/15/29.......................      2,499
     662    Northwest Airlines, Inc., 7.63%,
              3/15/05........................        652
   6,530    Northwest Airlines, Inc., 7.63%,
              4/1/10.........................      5,226
   1,307    Northwest Airlines, Inc., 8.30%,
              9/1/10.........................      1,028
     500    Offshore Logistics, Inc., 6.13%,
              6/15/13........................        478

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Air Transport, continued:
   1,000    Worldspan LP/WS Financial Corp.,
              9.63%, 6/15/11.................      1,025
                                               ---------
                                                  29,658
                                               ---------
Automotive (2.8%):
   2,000    Accuride Corp., Series B, 9.25%,
              2/1/08.........................      2,050
     830    Anchor Lamina, Inc., 9.88%,
              2/1/08.........................        593
   5,700    Asbury Automotive Group, 9.00%,
              6/15/12........................      5,842
   2,000    Asbury Automotive Group, 8.00%,
              3/15/14........................      1,920
   1,000    Autocam Corp., 10.88%, 6/15/14
              (b)............................        975
     950    Delco Remy International, Inc.,
              8.63%, 12/15/07 (b)............        974
     750    Delco Remy International, Inc.,
              5.17%, 4/15/09 (b).............        769
   3,750    Delco Remy International, Inc.,
              11.00%, 5/1/09.................      3,974
   1,000    Delco Remy International, Inc.,
              9.38%, 4/15/12 (b).............        978
   2,750    Dura Operating Corp., 9.00%,
              5/1/09.........................      2,709
   3,250    Dura Operating Corp., 8.63%,
              4/15/12........................      3,331
   2,080    HLI Operating Co., Inc., 10.50%,
              6/15/10........................      2,350
   2,000    Intermet Corp., 9.75%, 6/15/09...      1,810
     400    J.B. Poindexter & Co, 8.75%,
              3/15/14 (b)....................        408
   1,500    Metaldyne Corp., 11.00%,
              6/15/12........................      1,283
     500    Metaldyne Corp., 10.00%, 11/1/13
              (b)............................        493
   1,000    Tenneco Automotive, Inc., 10.25%,
              7/15/13 (b)....................      1,135
   1,250    Tenneco Automotive, Inc., 10.25%,
              7/15/13........................      1,419
                                               ---------
                                                  33,013
                                               ---------
Beverages & Tobacco (0.7%):
   2,660    Bavaria S.A., 8.88%,
              11/1/10 (b)....................      2,753
     250    Constellation Brands, Inc.,
              8.13%, 1/15/12 (b).............        268
     450    Cott Beverages, Inc., 8.00%,
              12/15/11.......................        480
   3,600    National Wine & Spirits, 10.13%,
              1/15/09........................      3,366

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Beverages & Tobacco, continued:
     500    North Atlantic Trading, 9.25%,
              3/1/12 (b).....................        486
     500    Standard Commercial Corp., 8.00%,
              4/15/12 (b)....................        493
                                               ---------
                                                   7,846
                                               ---------
Broadcast Radio & TV (2.1%):
   2,000    Canwest Media, Inc., 10.63%,
              5/15/11........................      2,253
     500    Canwest Media, Inc., 7.63%,
              4/15/13........................        516
   2,000    Corus Entertainment, Inc., 8.75%,
              3/1/12.........................      2,148
   1,000    Emmis Operating Co., 6.88%,
              5/15/12 (b)....................        985
   1,000    Granite Broadcasting Corp.,
              9.75%, 12/1/10 (b).............        935
     875    LBI Media, Inc., 0.00%,
              10/15/13.......................        622
   1,000    Nexstar Finance, Inc., 7.00%,
              1/15/14........................        948
   1,500    Nexstar Finance, Inc. LLC, 0.00%,
              4/1/13.........................      1,080
   2,750    Primedia, Inc., 7.63%, 4/1/08....      2,735
   1,600    Primedia, Inc., 6.62%,
              5/15/10 (b)....................      1,630
   1,500    Primedia, Inc., 8.88%, 5/15/11...      1,493
   1,500    Salem Communications Corp.,
              7.75%, 12/15/10................      1,539
   2,100    Spanish Broadcasting System,
              9.63%, 11/1/09.................      2,226
   1,000    Susquehanna Media Co., 7.38%,
              4/15/13........................      1,026
   2,200    XM Satellite Radio, Inc., 5.50%,
              5/1/09 (b).....................      2,214
   1,000    Young Broadcasting, Inc., 8.50%,
              12/15/08 (b)...................      1,058
   1,775    Young Broadcasting, Inc., 10.00%,
              3/1/11.........................      1,815
                                               ---------
                                                  25,223
                                               ---------
Building & Development (1.1%):
   3,700    Fedders Corp., 9.88%,
              3/1/14 (b).....................      3,404
   2,495    Interface, Inc., 9.50%,
              2/1/14 (b).....................      2,495
   1,000    Juno Lighting, 2nd Lien, Term
              Loan, 4.36%, 5/24/11...........      1,010
   1,000    KB Homes, 5.75%, 2/1/14..........        925
   3,740    MMI Products, Inc., 11.25%,
              4/15/07........................      3,627
   2,200    Nortek Holdings, Inc., 4.94%,
              12/31/10 (b)...................      2,250
                                               ---------
                                                  13,711
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Business Equipment & Services (0.2%):
   2,000    Corrections Corporation Of
              America, 9.88%, 5/1/09.........      2,230
     625    Corrections Corporation Of
              America, 7.50%, 5/1/11.........        634
                                               ---------
                                                   2,864
                                               ---------
Cable Television (5.5%):
   1,000    Adelphia Communications Corp.,
              9.25%, 10/1/02 (c).............        983
   1,450    Adelphia Communications Corp.,
              8.13%, 7/15/03 (c).............      1,414
   2,000    Adelphia Communications Corp.,
              7.50%, 1/15/04 (c).............      1,933
   1,150    Adelphia Communications Corp.,
              7.75%, 1/15/09 (c).............      1,113
   1,725    Adelphia Communications Corp.,
              9.38%, 11/15/09 (c)............      1,755
   3,500    Adelphia Communications Corp.,
              10.88%, 10/1/10 (c)............      3,552
   2,000    Block Communications, Inc, 9.25%,
              4/15/09........................      2,110
   1,310    Century Communications Corp.,
              9.50%, 3/1/05 (c)..............      1,448
   3,000    Charter Communications Holdings
              LLC, 8.75%, 11/15/13 (b).......      2,888
   3,500    Charter Communications Holdings,
              Inc., 10.25%, 1/15/10..........      2,905
   3,500    Charter Communications Holdings,
              Inc., 11.13%, 1/15/11 (b)......      2,958
   5,000    Charter Communications Holdings,
              Tranche B, Term Loan, 4.42%,
              4/27/11........................      5,055
   1,900    Charter Communications Operating
              LLC, 8.00%, 4/30/12 (b)........      1,848
   1,000    Charter Communications Operating
              LLC, 8.38%, 4/30/14 (b)........        973
     250    CSC Holdings, Inc., 7.88%,
              12/15/07.......................        261
   3,175    CSC Holdings, Inc., 7.25%,
              7/15/08........................      3,222
   1,500    CSC Holdings, Inc., 7.63%,
              4/1/11.........................      1,511
     300    CSC Holdings, Inc., 6.75%,
              4/15/12 (b)....................        290
     400    Echostar DBS Corp., 5.75%,
              10/1/08........................        397

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 138

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Cable Television, continued:
   2,000    Innova S DE R.L., 9.38%,
              9/19/13........................      2,105
   3,500    Insight Communications, 0.00%,
              2/15/11........................      3,167
   1,000    Insight Midwest, 10.50%, 11/1/10
              (b)............................      1,095
   2,750    Insight Midwest, 10.50%,
              11/1/10........................      3,011
     400    Kabel Deutschland GmbH, 10.63%,
              7/1/14 (b).....................        413
   3,000    Mediacom LLC, Series B, 8.50%,
              4/15/08........................      3,030
   3,750    Mediacom LLC, 9.50%, 1/15/13.....      3,637
   1,100    NTL Cable PLC, 6.14%, 10/15/12
              (b)............................      1,139
     400    NTL Cable PLC, 8.75%,
              4/15/14 (b)....................        412
   3,000    Panamsat Corp., 8.50%, 2/1/12....      3,419
   1,500    RCN Corp., 9.80%, 2/15/08 (c)....        893
     750    RCN Corp., 10.13%, 1/15/10 (c)...        446
   2,836    RCN Corp., Tranche B, Term Loan,
              7.00%, 6/3/07..................      2,822
     500    Rogers Cable, Inc., 6.25%,
              6/15/13........................        473
   4,000    Telewest Communication PLC,
              Series B, 11.00%,
              10/1/07 (c)....................      2,370
     500    Videotron Ltee, 6.88%, 1/15/14...        489
                                               ---------
                                                  65,537
                                               ---------
Chemicals & Plastics (8.8%):
     500    American Rock Salt Co. LLC,
              9.50%, 3/15/14 (b).............        515
   4,200    BCP Caylus Holdings, Luxembourg
              SCA, 9.63%, 6/15/14 (b)........      4,373
   1,000    Brenntag Beteiligungs GMBH, Term
              Loan B2, 3.84%, 8/27/13........      1,014
   2,000    Celanese AG, Term Loan C, 5.86%,
              6/3/11.........................      2,045
     246    Celanese, Term Loan, 4.11%,
              10/1/11........................        249
   3,000    Cognis Deutschland GmbH & Co.,
              Tranche B, Term Loan, 6.31%,
              11/15/13.......................      2,985
   4,400    Equistar Chemicals, 10.13%,
              9/1/08.........................      4,839
   2,800    Equistar Chemicals, 10.63%,
              5/1/11.........................      3,122
   1,415    Ethyl Corp., 8.88%, 5/1/10.......      1,500
   1,000    Hercules, Inc., 6.75%,
              10/15/29 (b)...................        965
     938    Hercules, Inc., Tranche B, Term
              Loan, 3.48%, 10/8/10...........        952

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Chemicals & Plastics, continued:
      63    Hercules, Inc., Tranche B, Term
              Loan, 3.86%, 10/8/10...........         63
     500    HMP Equity Holdings Corp., 0.00%,
              5/15/08........................        388
     500    HMP Equity Holdings Corp., 0.00%,
              5/15/08........................        293
     400    Huntsman Corp. LLC, 9.50%, 7/1/07
              (b)............................        364
   1,600    Huntsman Corp. LLC, 11.50%,
              7/15/12 (b)....................      1,628
   2,350    Huntsman ICI Chemicals, 10.13%,
              7/1/09.........................      2,409
     800    Huntsman International LLC,
              9.88%, 3/1/09..................        868
      24    IMC Global, Inc., 7.63%,
              11/1/05........................         25
   2,500    IMC Global, Inc., 10.88%,
              6/1/08.........................      2,919
   1,300    IMC Global, Inc., 11.25%,
              6/1/11.........................      1,505
   1,000    IMC Global, Inc., 10.88%,
              8/1/13.........................      1,198
     291    Indesco International, Inc.,
              10.00%, 3/8/08.................        424
   1,500    Invista, 9.25%, 5/1/12 (b).......      1,515
   3,350    ISP Chemco, 10.25%, 7/1/11.......      3,744
   1,000    Johnsondiversey Holdings, Inc.,
              9.63%, 5/15/12.................      1,095
   3,000    Johnsondiversey Holdings, Inc.,
              0.00%, 5/15/13.................      2,325
   4,000    Lyondell Chemical Co., 9.88%,
              5/1/07.........................      4,200
   1,450    Millennium America, Inc., 9.25%,
              6/15/08........................      1,566
     500    Nova Chemicals Ltd., 6.50%,
              1/15/12........................        495
   7,700    OM Group, Inc., 9.25%,
              12/15/11.......................      7,930
   1,425    Omnova Solutions, Inc., 11.25%,
              6/1/10.........................      1,560
   6,000    Polymer Group Inc., Term Loan,
              4.36%, 12/31/06................      5,977
   3,000    Polymer Group Inc., Term Loan,
              4.36%, 12/31/06................      3,019
     292    Polymer Group, Inc., 10.00%,
              12/31/07.......................        431
   5,900    Polyone Corp., 10.63%, 5/15/10...      6,283
   4,525    Polyone Corp., 8.88%, 5/1/12.....      4,479

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Chemicals & Plastics, continued:
   1,000    Resolution Performance, 8.00%,
              12/15/09.......................      1,043
     250    Resolution Performance, 9.50%,
              4/15/10........................        259
   5,350    Rhodia SA, 7.63%, 6/1/10 (b).....      4,868
   2,400    Rhodia SA, 10.25%, 6/1/10 (b)....      2,436
   1,000    Rhodia SA, 8.88%, 6/1/11 (b).....        850
   1,450    Rockwood Specialties Corp.,
              10.63%, 5/15/11................      1,552
   3,090    Terra Capital, Inc., 12.88%,
              10/15/08.......................      3,693
   1,810    Terra Capital, Inc., 11.50%,
              6/1/10.........................      1,991
   1,000    UAP Holding Corp., 0.00%, 7/15/12
              (b)............................        804
     750    United Agricultural Products,
              8.25%, 12/15/11 (b)............        840
   2,000    Wellman Inc., 1st Lien, Term
              Loan, 5.18%, 2/10/09...........      2,040
   5,000    Wellman Inc., 2nd Lien, Term
              Loan, 7.93%, 2/10/10...........      4,937
                                               ---------
                                                 104,575
                                               ---------
Clothing/Textiles (1.6%):
   2,000    Avondale Mills, Inc., 10.25%,
              7/1/13.........................      1,210
   2,700    Broder Brothers Co., 11.25%,
              10/15/10.......................      2,572
   2,175    Dan River Inc., 12.75%,
              4/15/09 (b) (c)................        620
     200    Dyersburg Corp., 9.75%,
              9/1/07 (c).....................          0
   1,000    Levi Strauss & Co., 7.00%,
              11/1/06........................        939
   6,580    Levi Strauss & Co., 12.25%,
              12/15/12.......................      6,514
   8,015    Westpoint Stevens, Inc., 9.25%,
              11/30/04.......................      7,533
   1,850    Westpoint Stevens, Inc., 7.88%,
              6/15/05 (c)....................         56
                                               ---------
                                                  19,444
                                               ---------
Conglomerates (1.0%):
     300    American Achievement Corp.,
              8.25%, 4/1/12 (b)..............        306
   1,300    Case New Holland, Inc., 6.00%,
              6/1/09 (b).....................      1,216
   1,000    Case New Holland, Inc., 9.25%,
              8/1/11 (b).....................      1,055
   1,850    Case New Holland, Inc., 9.25%,
              8/1/11 (b).....................      1,952

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Conglomerates, continued:
   1,650    Invensys PLC, 9.88%,
              3/15/11 (b)....................      1,650
   2,000    Mueller Group, Inc., 5.93%,
              11/1/11 (b)....................      2,090
   2,700    Playtex Products, Inc., 8.00%,
              3/1/11 (b).....................      2,824
   1,250    SPX Corp., 7.50%, 1/1/13.........      1,288
                                               ---------
                                                  12,381
                                               ---------
Containers & Packaging (2.5%):
   2,300    Anchor Glass Container Corp.,
              11.00%, 2/15/13................      2,642
     650    Ball Corp., 6.88%, 12/15/12......        663
   1,000    Consolidated Container Co.,
              0.00%, 6/15/09 (b).............        765
   5,200    Constar International, 11.00%,
              12/1/12........................      4,887
   4,200    Crown European Holdings SA,
              9.50%, 3/1/11..................      4,599
   1,000    Crown European Holdings SA,
              10.88%, 3/1/13.................      1,145
   1,000    Holmes Group, Inc., Tranche B,
              Term Loan, 4.54%, 11/8/10......      1,003
   1,484    Home Products International,
              Inc., 9.63%, 5/15/08...........      1,217
   3,000    Owens-Brockway Glass Containers,
              8.25%, 5/15/13.................      3,113
   1,000    Owens-Brockway Glass Containers,
              Inc., 8.88%, 2/15/09...........      1,085
   2,700    Portola Packaging, Inc., 8.25%,
              2/1/12 (b).....................      2,174
   2,500    Tekni-Plex, Inc., 8.75%, 11/15/13
              (b)............................      2,400
   4,175    U.S. Can Corp., 10.88%,
              7/15/10........................      4,300
                                               ---------
                                                  29,993
                                               ---------
Cosmetics/Toiletries (0.2%):
   1,500    Chattem, Inc., 4.32%, 3/1/10.....      1,545
   1,425    Drypers Corp., Series B, 10.25%,
              6/15/07 (c)....................          0
     400    Leiner Health Products, 11.00%,
              6/1/12 (b).....................        415
                                               ---------
                                                   1,960
                                               ---------
Drugs (0.6%):
   2,655    Alpharma, Inc., 8.63%,
              5/1/11 (b).....................      2,761
   1,700    Athena Neuro Financial LLC,
              7.25%, 2/21/08.................      1,700

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 140

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Drugs, continued:
   2,425    IVAX Corp., 4.50%, 5/15/08.......      2,413
                                               ---------
                                                   6,874
                                               ---------
Ecological Services & Equipment (0.9%):
   1,000    Allied Waste N. A., 7.88%,
              4/15/13........................      1,050
   1,250    Allied Waste N.A., 6.50%,
              11/15/10 (b)...................      1,244
   3,000    Allied Waste N.A., 5.75%, 2/15/11
              (b)............................      2,857
   2,345    Allied Waste N.A., Series B,
              8.88%, 4/1/08..................      2,580
   2,000    Allied Waste N.A., Series B,
              9.25%, 9/1/12..................      2,250
     500    American ECO Corp., 9.63%,
              5/15/08 (c)....................          0
   1,200    IESI Corp., 10.25%, 6/15/12......      1,314
                                               ---------
                                                  11,295
                                               ---------
Electronics/Electric (5.3%):
   1,235    AMI Semiconductor, Inc., 10.75%,
              2/1/13.........................      1,448
   2,800    Amkor Technologies, Inc., 5.00%,
              3/15/07........................      2,625
   1,800    Amkor Technologies, Inc., 7.13%,
              3/15/11 (b)....................      1,697
     500    Amkor Technologies, Inc., 7.75%,
              5/15/13........................        476
   3,500    Avnet, Inc., 9.75%, 2/15/08......      3,990
   1,800    Celestica, Inc., 7.88%, 7/1/11...      1,845
     500    Corning, Inc., 6.20%, 3/15/16....        466
     400    Da-Lite Screen Co., Inc., 9.50%,
              5/15/11 (b)....................        418
   1,000    Danka Business Systems, 11.00%,
              6/15/10........................      1,045
   1,885    Digitalnet, Inc., 9.00%,
              7/15/10........................      2,022
     900    Flextronics International Ltd.,
              6.50%, 5/15/13.................        882
   2,350    Ingram Micro, Inc., 9.88%,
              8/15/08........................      2,585
   1,100    Interline Brands, Inc., 11.50%,
              5/15/11........................      1,221
     700    Iron Mountain, Inc., 8.63%,
              4/1/13.........................        746
   1,500    Iron Mountain, Inc., 7.75%,
              1/15/15........................      1,496
   2,000    Iron Mountain, Inc., 6.63%,
              1/1/16.........................      1,830
   2,420    Jacuzzi Brands, Inc., 9.63%,
              7/1/10.........................      2,602
   2,300    Lucent Technologies, 5.50%,
              11/15/08.......................      2,185

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Electronics/Electric, continued:
   3,500    Lucent Technologies, 6.50%,
              1/15/28........................      2,721
   1,300    Nortel Networks, Ltd., 6.13%,
              2/15/06........................      1,313
   8,040    Nortel Networks, Ltd., 4.25%,
              9/1/08.........................      7,738
     975    ON Semiconductor Corp., 13.00%,
              5/15/08........................      1,124
     975    ON Semiconductor Corp., 12.00%,
              3/15/10........................      1,146
   1,000    Prestige Brands, Inc., Tranche B,
              Term Loan, 3.89%, 4/6/11.......      1,016
   4,000    Prestige Brands, Inc., Tranche C,
              Term Loan, 5.89%, 10/6/11......      4,020
   1,000    Rayovac Corp., 8.50%, 10/1/13....      1,055
     600    Seagate Technology, Inc., 8.00%,
              5/15/09........................        630
     550    Solectron Corp., 9.63%, 2/15/09..        606
   1,000    Stratus Technologies, Inc.,
              10.38%, 12/1/08 (b)............      1,031
   1,750    Viasystems, Inc., 10.50%, 1/15/11
              (b)............................      1,846
   1,925    Viasystems, Inc., Term Loan,
              6.36%, 9/30/08.................      1,940
   3,800    Windmere Durable Holdings,
              10.00%, 7/31/08................      3,857
   1,250    Xerox Corp., 9.75%, 1/15/09......      1,428
   2,000    Xerox Corp., 7.13%, 6/15/10......      2,050
     400    Xerox Credit Corp., 7.00%,
              1/8/18.........................        374
                                               ---------
                                                  63,474
                                               ---------
Equipment Leasing (1.1%):
   2,342    Amerco, 9.00%, 3/15/09...........      2,424
   2,901    Amerco, 12.00%, 3/15/11..........      2,995
   5,699    SAC Holdings Corp., 8.50%,
              3/15/14........................      5,457
   2,150    United Rentals, Inc., 6.50%,
              2/15/12........................      2,043
                                               ---------
                                                  12,919
                                               ---------
Financial Services (2.1%):
   6,070    Advanta Capital Trust, 8.99%,
              12/17/26.......................      5,432
   3,750    Americredit Corp., 9.25%,
              5/1/09.........................      3,966
     750    Istar Financial, Inc., 7.00%,
              3/15/08........................        800
     185    Istar Financial, Inc., 4.88%,
              1/15/09........................        180

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Financial Services, continued:
     750    Istar Financial, Inc., 6.00%,
              12/15/10.......................        749
   1,000    Istar Financial, Inc., 6.50%,
              12/15/13.......................        993
   5,175    Providian Capital I, 9.53%,
              2/1/27 (b).....................      5,201
   4,750    Thornburg Mortgage, Inc., 8.00%,
              5/15/13........................      4,845
   2,200    Western Financial Bank, 9.63%,
              5/15/12........................      2,431
                                               ---------
                                                  24,597
                                               ---------
Food & Drug Retailers (1.7%):
   1,000    Ahold Finance USA, Inc., 6.25%,
              5/1/09.........................        985
   5,200    Ahold Finance USA, Inc., 8.25%,
              7/15/10........................      5,511
     250    Couche-Tard, 7.50%, 12/15/13.....        251
   5,060    Great Atlantic & Pacific Tea
              Inc., 7.75%, 4/15/07...........      4,731
     190    Great Atlantic & Pacific Tea
              Inc., 9.13%, 12/15/11..........        162
   1,200    Petro Stopping Centers, 9.00%,
              2/15/12 (b)....................      1,194
   1,750    Rite Aid Corp., 7.63%, 4/15/05...      1,803
   1,400    Rite Aid Corp., 8.13%, 5/1/10....      1,481
   3,000    Rite Aid Corp., 9.25%, 6/1/13....      3,165
   1,000    Roundy's, Inc., 8.88%, 6/15/12...      1,065
     500    Stater Brothers Holding, 5.06%,
              6/15/10 (b)....................        511
                                               ---------
                                                  20,859
                                               ---------
Food Products & Services (6.0%):
   2,525    Advantica Restaurant Group, Inc.,
              11.25%, 1/15/08................      2,449
   1,350    Amscan Holdings, Inc., 8.75%,
              5/1/14 (b).....................      1,333
     500    Amscan Holdings, Inc., Term Loan,
              4.36%, 4/30/12.................        500
   2,950    Apple South, Inc., 9.75%, 6/1/06
              (c)............................      1,136
   1,000    Avado Brands, Inc., 11.75%,
              6/15/09 (c)....................         15
   1,200    Burns Philip Capital Property
              Ltd., 10.75%, 2/15/11..........      1,284
   2,000    Burns Philp & Co. Ltd., 9.50%,
              11/15/10.......................      2,140
   3,836    Chiquita Brands International,
              Inc., 10.56%, 3/15/09..........      4,200
   3,750    Corn Products International,
              Inc., 8.25%, 7/15/07...........      4,102

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Food Products & Services, continued:
   3,400    Dole Foods Co., 7.25%, 6/15/10...      3,375
     800    Dole Foods Co., 8.88%, 3/15/11...        850
   2,755    Friendly Ice Cream Corp., 8.38%,
              6/15/12 (b)....................      2,686
   1,000    Gold Kist, Inc., 10.25%,
              3/15/14 (b)....................      1,090
   4,500    Golden State Foods Corp., 9.24%,
              1/10/12........................      4,382
   1,230    Graphic Packaging International,
              9.50%, 8/15/13.................      1,341
   2,800    Jefferson Smurfit Corp., 7.50%,
              6/1/13.........................      2,786
   5,500    Land O Lakes, Inc., 9.00%,
              12/15/10 (b)...................      5,754
   8,025    Land O Lakes, Inc., 8.75%,
              11/15/11.......................      7,423
   2,000    MDP Acquisitions PLC, 9.63%,
              10/1/12........................      2,200
     250    National Beef Packaging, 10.50%,
              8/1/11.........................        266
     880    Pierre Foods, Inc., 10.75%,
              6/1/06.........................        888
     400    Pierre Foods, Inc., 9.88%,
              7/15/12 (b)....................        408
   7,504    Premium Standard Farms, 9.25%,
              6/15/11........................      7,766
   1,650    Real Mex Restaurants, Inc.,
              10.00%, 4/1/10 (b).............      1,662
   3,700    Sbarro, Inc., 11.00%, 9/15/09....      3,256
   3,150    Seminis Vegetables Seeds, 10.25%,
              10/1/13 (b)....................      3,441
   3,435    Swift & Company, 10.13%,
              10/1/09........................      3,684
   1,500    Swift & Company, 12.50%,
              1/1/10.........................      1,613
                                               ---------
                                                  72,030
                                               ---------
Forest Products (3.0%):
   1,100    Abitibi-Consolidated, Inc.,
              5.02%, 6/15/11 (b).............      1,108
   3,300    Abitibi-Consolidated, Inc.,
              6.00%, 6/20/13.................      2,937
   1,500    Ainsworth Lumber, 6.75%, 3/15/14
              (b)............................      1,414
   1,200    Ainsworth Lumber, 6.75%,
              3/15/14........................      1,131
   3,076    American Tissue, Inc., Series B,
              12.50%, 7/15/06 (c)............          0

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 142

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Forest Products, continued:
     350    Appleton Papers, Inc., 8.13%,
              6/15/11 (b)....................        356
     500    Boise Cascade Co., 7.00%,
              11/1/13........................        514
   2,000    Bowater, Inc., 4.61%, 3/15/10....      2,000
   2,575    Buckeye Technologies, Inc.,
              9.25%, 9/15/08.................      2,536
   4,700    Buckeye Technologies, Inc.,
              8.00%, 10/15/10................      4,336
     775    Buckeye Technologies, Inc.,
              8.50%, 10/1/13.................        787
     395    Fibermark, Inc., 10.75%,
              4/15/11 (c)....................        239
   4,650    Georgia-Pacific Corp., 8.00%,
              1/15/14........................      5,057
   2,000    Georgia-Pacific Corp., 8.00%,
              1/15/24 (b)....................      2,010
     495    Koch Cellulose LLC, Letter of
              Credit, 4.36%, 5/6/11..........        502
   2,005    Koch Cellulose LLC, Term Loan,
              4.36%, 5/6/11..................      2,033
     150    Norampac, Inc., 6.75%, 6/1/13....        148
     650    Norske Skog Canada, Inc., 8.63%,
              6/15/11........................        692
     975    Pope & Talbot, 8.38%, 6/1/13.....      1,016
     335    Pope & Talbot, Senior Notes,
              8.38%, 6/1/13..................        349
   5,500    Tembec Industries, Inc., 8.50%,
              2/1/11.........................      5,582
   1,000    Tembec Industries, Inc., 7.75%,
              3/15/12........................        970
                                               ---------
                                                  35,717
                                               ---------
Health Care (5.4%):
   6,032    Alderwoods Group, 12.25%,
              1/2/09.........................      6,696
   2,560    Alliance Imaging, 10.38%,
              4/15/11........................      2,694
   1,800    Ameripath, Inc., 10.50%,
              4/1/13.........................      1,827
   1,000    Concentra Operating Corp., 9.50%,
              8/15/10........................      1,070
   1,000    Concentra Operating Corp., 9.13%,
              6/1/12 (b).....................      1,050
     250    Extendicare Health Services,
              9.50%, 7/1/10..................        279
   1,200    Extendicare Health Services,
              6.88%, 5/1/14 (b)..............      1,134
   1,500    Fresenius Medical Care Capital
              Trust, Series IV, 7.88%,
              6/15/11........................      1,598
   3,000    HCA-The Healthcare Company,
              8.75%, 9/1/10..................      3,430

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Health Care, continued:
   1,500    Healthsouth Corp., 8.50%,
              2/1/08.........................      1,483
   2,250    Healthsouth Corp., 7.63%,
              6/1/12.........................      2,132
     900    Iasis Healthcare Corp., 8.75%,
              6/15/14 (b)....................        925
   3,800    Insight Health Services, 9.88%,
              11/1/11........................      4,085
     654    Magellan Health Services, 9.38%,
              11/15/08.......................        704
   6,200    Matria Healthcare, 11.00%,
              5/1/08.........................      6,990
   1,000    Medcath Holdings Corp., 9.88%,
              7/15/12 (b)....................      1,000
     600    Medical Device Manufacture, Inc.,
              10.00%, 7/15/12 (b)............        615
   3,100    NDChealth Corp., 10.50%,
              12/1/12........................      3,433
   2,650    Prime Medical Services, Inc.,
              8.75%, 4/1/08..................      2,663
   1,200    Province Healthcare Co., 7.50%,
              6/1/13.........................      1,164
   3,415    Sepracor, Inc., 5.00%, 2/15/07...      3,496
   2,000    Sterigenics International, Inc.,
              1st Lein, Tranche B, Term Loan,
              4.61%, 6/14/11.................      2,025
   1,175    Team Health, Inc., 9.00%, 4/1/12
              (b)............................      1,134
   2,000    Tenet Healthcare Corp., 6.38%,
              12/1/11........................      1,760
   2,650    Tenet Healthcare Corp., 9.88%,
              7/1/14 (b).....................      2,710
   2,000    Triad Hospitals, Inc., 7.00%,
              11/15/13.......................      1,910
     750    Universal Hospital Services,
              Inc., 10.13%, 11/1/11..........        765
     700    US Oncology, Inc., 9.63%,
              2/1/12.........................        830
   1,500    Vanguard Health Systems, Term
              Loan,, 3.86%, 5/18/09..........      1,524
   2,000    Ventas Realty, 9.00%, 5/1/12.....      2,200
     500    VWR International, Inc., 6.88%,
              4/15/12 (b)....................        504
     500    VWR International, Inc., 8.00%,
              4/15/14 (b)....................        515
                                               ---------
                                                  64,345
                                               ---------
Home Furnishings (0.4%):
     500    Samsonite Corp., 8.88%,
              6/1/11 (b).....................        520

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Home Furnishings, continued:
   1,000    Sealy Mattress Co., Term Loan,,
              3.86%, 4/6/12..................      1,013
   1,000    Sealy Mattress Co., Term Loan,,
              5.61%, 4/5/13..................      1,011
   2,000    Simmons Co., Term Loan, 4.86%,
              6/1/12.........................      2,032
                                               ---------
                                                   4,576
                                               ---------
Hotels/Motels/Inns & Casinos (2.5%):
   1,000    Aztar Corp., 7.88%,
              6/15/14 (b)....................      1,015
   2,000    Boyd Gaming, 7.75%, 12/15/12.....      2,030
   3,800    Felcor Lodging LP, 5.84%,
              6/1/11.........................      3,837
   1,400    Felcor Lodging LP, 9.00%,
              6/1/11 (b).....................      1,453
   1,000    Gaylord Entertainment Co., 8.00%,
              11/15/13.......................      1,019
   1,050    Herbst Gaming Inc., 8.13%, 6/1/12
              (b)............................      1,070
   1,100    Isle of Capri Casinos, Inc.,
              7.00%, 3/1/14 (b)..............      1,026
   3,000    John Q. Hamons Hotels, Inc.,
              8.88%, 5/15/12.................      3,269
   1,500    La Quinta Properties, 8.88%,
              3/15/11........................      1,620
   1,630    MGM Grand, Inc., 6.00%,
              10/1/09........................      1,606
   1,000    Mohegan Tribal Gaming, 8.38%,
              7/1/11.........................      1,085
   2,900    Park Place Entertainment, 7.88%,
              3/15/10........................      3,074
   1,000    Park Place Entertainment, 7.00%,
              4/15/13........................      1,013
   4,200    Pinnacle Entertainment, 8.75%,
              10/1/13........................      4,189
   2,100    Station Casinos, Inc., 6.88%,
              3/1/16.........................      2,032
                                               ---------
                                                  29,338
                                               ---------
Industrial Equipment (1.1%):
   1,000    Airxcel, Inc., 11.00%,
              11/15/07.......................        925
     450    Columbus Mckinnon Corp., 10.00%,
              8/1/10.........................        479
   1,475    Key Components LLC, 10.50%,
              6/1/08.........................      1,497
   2,750    Milacron Escrow Corp., 11.50%,
              5/15/11 (b)....................      2,750
     900    Park-Ohio Industries, Inc.,
              9.25%, 12/1/07.................        920
   1,500    Polypore, Inc., 8.75%,
              5/15/12 (b)....................      1,571

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Industrial Equipment, continued:
       0    Precision Partners, Inc.,
              0.00%..........................        104
     174    Precision Partners, Inc., 18.00%,
              1/1/07.........................        174
     132    Precision Partners, Inc., 12.00%,
              2/1/07.........................        132
   1,000    Thermadyne Holdings Corp., 9.25%,
              2/1/14.........................        993
   2,800    UCAR Finance, Inc., 10.25%,
              2/15/12........................      3,130
                                               ---------
                                                  12,675
                                               ---------
Insurance (0.7%):
   3,000    Conseco, Inc., Senior Secured
              Term Loan, 5.28%, 6/22/10......      3,053
   3,500    Crum & Forster Holdings Corp.,
              10.38%, 6/15/13................      3,832
   1,200    Odyssey RE Holdings, 7.65%,
              11/1/13........................      1,292
                                               ---------
                                                   8,177
                                               ---------
Leisure (1.6%):
   2,400    AMC Entertainment, Inc., 8.00%,
              3/1/14 (b).....................      2,304
     500    AMF Bowling Worldwide, Inc.,
              10.00%, 3/1/10 (b).............        515
   4,550    Bally Total Fitness, 10.50%,
              7/15/11........................      4,299
   1,250    Bally Total Fitness Holdings,
              Series D, 9.88%, 10/15/07......      1,044
   1,200    Carmike Cinemas, 7.50%, 2/15/14
              (b)............................      1,152
   2,750    Imax Corp., 9.63%, 12/1/10 (b)...      2,592
   1,000    Intrawest Corp., 7.50%,
              10/15/13.......................        983
     200    Premier Entertainment Biloxi,
              10.75%, 2/1/12 (b).............        211
   1,000    Royal Caribbean Cruises, 8.75%,
              2/2/11.........................      1,113
   2,550    Universal City Development,
              11.75%, 4/1/10.................      2,963
   1,500    WMG Acquisition Corp., 4.07%,
              2/28/11........................      1,523
                                               ---------
                                                  18,699
                                               ---------
Nonferrous Metals & Minerals (1.3%):
   3,250    Earle M. Jorgensen Co., 9.75%,
              6/1/12.........................      3,575
   1,475    Horizon Natural Resources,
              11.75%, 5/8/09 (c).............          0
   3,000    Magnaquench Inc., 1st Lien, Term
              Loan, 9.50%, 9/30/09...........      3,000

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 144

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Nonferrous Metals & Minerals, continued:
     150    Massey Energy Co., 6.63%,
              11/15/10.......................        150
   5,980    Oglebay Norton Co., 13.00%,
              10/25/08.......................      6,098
   4,250    Oglebay Norton Co., 10.00%,
              2/1/09 (c).....................      1,509
   1,500    Wolverine Tube, Inc., 7.38%,
              8/1/08.........................      1,478
                                               ---------
                                                  15,810
                                               ---------
Oil & Gas (4.6%):
   1,000    Chesapeake Energy Corp., 9.00%,
              8/15/12........................      1,130
   1,250    Chesapeake Energy Corp., 7.50%,
              9/15/13........................      1,306
   2,300    Chesapeake Energy Corp., 7.50%,
              6/15/14 (b)....................      2,381
     650    Chesapeake Energy Corp., 6.88%,
              1/15/16 (b)....................        637
   4,150    Citgo Petroleum Corp., 11.38%,
              2/1/11.........................      4,835
   2,500    Compton Petroleum Corp., 9.90%,
              5/15/09........................      2,744
   5,000    Dresser, Inc., Senior Unsecured
              Term Loan, 4.68%, 3/3/10.......      5,063
     500    Evergreen Resources, Inc., 5.88%,
              3/15/12 (b)....................        508
     650    Ferrellgas Partners LP, 8.75%,
              6/15/12........................        697
     525    Hanover Compressor Co., 9.00%,
              6/1/14.........................        547
   1,500    La Grange Acquisition LP, Tranche
              B, Term Loan, 4.13%, 10/2/05...      1,521
       1    Lyondell-Citgo Refining LP, Term
              Loan, 3.79%, 5/3/07............          1
     498    Lyondell-Citgo Refining LP, Term
              Loan, 4.09%, 5/3/07............        504
       1    Lyondell-Citgo Refining LP, Term
              Loan, 4.11%, 5/3/07............          1
   2,620    North American Energy Partners,
              8.75%, 12/1/11 (b).............      2,607
   1,533    Orion Refining Corp., 10.00%,
              11/15/10 (c)...................          0
   3,450    Parker Drilling Co., 9.63%,
              10/1/13........................      3,597
   1,000    Peabody Energy Corp., 5.88%,
              4/15/16........................        915
   8,762    Petroleum Geo -- Services,
              10.00%, 11/5/10................      9,113
   1,000    Premcor Refining Group, 9.25%,
              2/1/10.........................      1,133

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Oil & Gas, continued:
     800    Premcor Refining Group, 6.13%,
              5/1/11.........................        800
     700    Premcor Refining Group, 9.50%,
              2/1/13.........................        810
   1,535    Premcor Refining Group, 7.50%,
              6/15/15........................      1,600
   1,000    Quality Distribution, Inc, 9.00%,
              11/15/10 (b)...................        955
   1,000    Seitel, Inc., 11.75%,
              7/15/11 (b)....................      1,001
   4,950    Star Gas Partners LP, 10.25%,
              2/15/13........................      5,321
   1,400    Transmontaigne Inc., 9.13%,
              6/1/10.........................      1,449
   1,000    Transwestern Pipeline, Term Loan,
              3.54%, 4/30/09.................      1,006
   1,750    Westport Resources Corp., 8.25%,
              11/1/11........................      1,988
   1,350    Whiting Petroleum Corp., 7.25%,
              5/1/12 (b).....................      1,343
                                               ---------
                                                  55,513
                                               ---------
Publishing (1.2%):
   1,000    Dex Media West, Inc., 8.50%,
              8/15/10........................      1,095
     450    Dex Media West, Inc., 9.88%,
              8/15/13........................        496
   2,500    Dex Media West, Inc., 0.00%,
              11/15/13 (b)...................      1,625
     930    Liberty Group Publishing, 9.38%,
              2/1/08.........................        930
     500    Liberty Group Publishing, Step
              Bond, 11.63%, 2/1/09...........        496
   4,100    Mail Well Corp., 7.88%,
              12/1/13 (b)....................      3,752
   2,300    Perry-Judd, 10.63%, 12/15/07.....      2,047
   3,584    Phoenix Color Corp., 10.38%,
              2/1/09.........................      3,351
     425    Von Hoffman Corp., 10.25%,
              3/15/09........................        439
                                               ---------
                                                  14,231
                                               ---------
Rail Industries (0.8%):
     250    TFM S.A. de C.V. -- Grupo
              Transportacion Ferroviaria
              Mexicana, 10.25%, 6/15/07......        249
   8,925    TFM S.A. de C.V. -- Grupo
              Transportacion Ferroviaria
              Mexicana, 11.75%, 6/15/09......      8,747

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Rail Industries, continued:
     934    TFM S.A. de C.V. -- Grupo
              Transportacion Ferroviaria
              Mexicana, 12.50%, 6/15/12......        999
                                               ---------
                                                   9,995
                                               ---------
Retailers (1.2%):
   1,000    American Safety Razor Co.,
              Tranche B, Term Loan, 4.36%,
              4/22/11........................      1,014
     800    Buhrmann US Inc., 8.25%, 7/1/14
              (b)............................        802
   1,250    Central Tractor, 10.63%,
              4/1/07 (c).....................          0
     800    FTD, Inc., 7.75%, 2/15/14........        746
     500    FTD, Inc., Term Loan, 4.36%,
              2/27/11........................        501
   1,000    General Nutrition Centers, 8.50%,
              12/1/10 (b)....................      1,043
   1,625    Payless Shoesource, Inc., 8.25%,
              8/1/13.........................      1,617
   1,750    Rent-Way, Inc., 11.88%, 6/15/10..      1,929
   4,000    Service Corp. International,
              7.70%, 4/15/09.................      4,120
   1,000    Service Corp., Intl., 7.88%,
              2/1/13.........................      1,008
     950    Solo Cup Co., 8.50%,
              2/15/14 (b)....................        888
   1,000    Solo Cup Co., Term Loan, 4.11%,
              2/27/11........................      1,010
                                               ---------
                                                  14,678
                                               ---------
Steel (2.3%):
   6,975    AK Steel Corp., 7.88%, 2/15/09...      6,556
   1,400    California Steel Industries,
              6.13%, 3/15/14 (b).............      1,313
   2,150    International Steel Group, 6.50%,
              4/15/14 (b)....................      2,026
   4,500    Ispat Inland ULC, 9.75%,
              4/1/14 (b).....................      4,657
   1,250    JSC Severstal, 9.25%,
              4/19/14 (b)....................      1,113
   2,651    Neenah Corp., 11.00%,
              9/30/10 (b)....................      2,823
     709    Neenah Corp., 13.00%, 9/30/13....        699
   1,110    Oregon Steel, 10.00%, 7/15/09....      1,182
   1,250    Ryerson Tull, Inc., 9.13%,
              7/15/06........................      1,313
   2,307    U.S. Steel Corp., 9.75%,
              5/15/10........................      2,567
   2,632    U.S. Steel LLC, 10.75%, 8/1/08...      3,020
                                               ---------
                                                  27,269
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Surface Transport (1.1%):
   3,250    CP Ships, Ltd., 10.38%,
              7/15/12........................      3,728
   3,630    Greyhound Lines, 11.50%,
              4/15/07........................      3,485
   1,000    Horizon Lines LLC, 9.00%, 11/1/12
              (b)............................      1,000
   1,300    Laidlaw International, Inc.,
              10.75%, 6/15/11................      1,425
   2,000    OMI Corp., 7.63%, 12/1/13........      1,970
   1,550    Sea Containers Ltd., 10.50%,
              5/15/12........................      1,564
     550    Stena AB, 7.50%, 11/1/13.........        547
                                               ---------
                                                  13,719
                                               ---------
Telecommunications (5.3%):
   2,000    Alaska Communication System
              Holdings, 9.88%, 8/15/11.......      2,095
   1,060    Alaska Communications Systems
              Group, Inc., 9.38%, 5/15/09....      1,073
   2,650    Cincinnati Bell, Inc., 7.25%,
              7/15/13........................      2,491
   4,300    Cincinnati Bell, Inc., 8.38%,
              1/15/14........................      3,849
   3,350    Convergent Communications, Inc.,
              13.00%, 4/1/08 (c).............          0
   1,000    Dobson Communications Corp.,
              10.88%, 7/1/10.................        865
   1,000    Dobson Communications Corp.,
              8.88%, 10/1/13.................        765
     500    Eircom Funding, 8.25%, 8/15/13...        523
   2,214    Exodus Communications, Inc.,
              10.75%, 12/15/09 (c)...........         17
      97    KPNQwest, 10.00%, 3/15/12 (c)....          0
   3,325    Mastec, Inc., 7.75%, 2/1/08......      2,876
   2,588    MCI, Inc., 5.91%, 5/1/07.........      2,517
   3,588    MCI, Inc., 6.69%, 5/1/09.........      3,328
   2,218    MCI, Inc., 7.74%, 5/1/14.........      1,991
   3,540    Metropcs, Inc., 10.75%, 10/1/11..      3,859
   2,000    Microcell Solutions, Inc., 1st
              Lien, Term Loan, Tranche B,
              5.32%, 3/1/11..................      2,000
   2,000    Primus Telecomm Group, 8.00%,
              1/15/14 (b)....................      1,770
   2,000    Qwest Communications Intl, 7.25%,
              2/15/11 (b)....................      1,875
  10,618    Qwest Communications Intl.,
              4.82%, 2/15/09 (b).............      9,980

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 146

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Telecommunications, continued:
   2,000    Qwest Services Corp., 13.50%,
              12/15/10 (b)...................      2,335
   1,000    Qwest Services Corp., 14.00%,
              12/15/14 (b)...................      1,198
   1,000    Rural Cellular Corp., 9.75%,
              1/15/10........................        913
   4,000    Rural Cellular Corp., 9.88%,
              2/1/10.........................      3,989
   1,000    Rural Cellular Corp., 6.11%,
              3/15/10 (b)....................      1,035
     750    Rural Cellular Corp., 8.25%,
              3/15/12 (b)....................        771
   5,000    Time Warner Telecommunications
              Holdings, 5.26%, 2/15/11 (b)...      4,849
     750    Time Warner Telecommunications
              Holdings, 9.25%, 2/15/14 (b)...        724
   2,100    Time Warner Telecommunications
              LLC, Inc., 9.75%, 7/15/08......      1,974
     300    U.S. West Communications, 6.13%,
              11/15/05.......................        305
   1,800    Western Wireless Corp., 9.25%,
              7/15/13........................      1,863
   2,000    Western Wireless Corp., Term B
              Loan, 4.61%, 5/28/11...........      2,025
                                               ---------
                                                  63,855
                                               ---------
Telecommunications/Mobile, Cellular (3.5%):
   3,827    Alamosa Delaware, Inc., 11.00%,
              7/31/10........................      4,190
   2,700    Alamosa Delaware, Inc., 8.50%,
              1/31/12 (b)....................      2,660
   1,250    American Cellular, 10.00%,
              8/1/11.........................      1,084
   1,500    American Towers, Inc., 7.25%,
              12/1/11........................      1,511
   1,500    Centennial Communications Corp.,
              3.86%, 2/9/11..................      1,511
   3,455    Centennial Communications Corp.,
              10.13%, 6/15/13................      3,584
   1,900    Centennial Communications Corp.,
              8.13%, 2/1/14 (b)..............      1,772
     650    Crown Castle International Corp.,
              10.75%, 8/1/11.................        731
   2,000    Crown Castle International Corp.,
              7.50%, 12/1/13.................      2,000
     700    Horizon PCS, Inc., 13.75%,
              6/15/11 (b)(c).................        333
   1,100    Horizon PCS, Inc., 13.75%,
              6/15/11 (b)(c).................        523
   1,000    Nextel Communications, 6.88%,
              10/31/13.......................        996

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Telecommunications/Mobile, Cellular, continued:
   3,500    Nextel Communications, 5.95%,
              3/15/14........................      3,238
   3,000    Nextel Communications, 7.38%,
              8/1/15.........................      3,045
     500    Rogers Wireless Communications,
              Inc., 9.63%, 5/1/11............        564
   1,400    Rogers Wireless Communications,
              Inc., 6.38%, 3/1/14 (b)........      1,295
   2,086    Rural Cellular Corp., Series B,
              9.63%, 5/15/08.................      1,982
     846    SBA Senior Finance, Inc., Term
              Loan, 5.11%, 10/30/08..........        851
   2,950    SBA Telecommunications, 0.00%,
              12/15/11.......................      2,198
   1,000    Spectrasite, Inc., 8.25%,
              5/15/10........................      1,035
     650    Tritel PCS, Inc., 10.38%,
              1/15/11........................        751
   2,750    TSI Telecommunication Services,
              Inc., Series B, 12.75%,
              2/1/09.........................      2,970
   2,000    Ubiquitel Operating Co., 9.88%,
              3/1/11 (b).....................      2,010
     800    US Unwired, Inc., 5.79%,
              6/15/10 (b)....................        815
     450    US Unwired, Inc., 10.00%, 6/15/12
              (b)............................        457
                                               ---------
                                                  42,106
                                               ---------
Utilities (12.5%):
   6,250    AES Corp., 7.75%, 3/1/14.........      6,038
   2,000    AES Corp., 9.00%, 5/15/15 (b)....      2,153
     900    ANR Pipeline Co., 8.88%,
              3/15/10........................        988
   1,160    Astoria Energy LLC, 1st Lien,
              Term Loan, 6.86%, 4/22/12......      1,172
   1,258    Astoria Energy LLC, 1st Lien,
              Term Loan, 6.86%, 4/22/12......      1,270
   2,582    Astoria Energy LLC, 1st Lien,
              Term Loan, 7.71%, 4/22/12......      2,608
   4,100    Calpine Canada Energy Financing,
              8.50%, 5/1/08..................      2,727
   1,000    Calpine Corp., 8.75%, 7/15/07....        715
   1,000    Calpine Corp., 8.50%,
              7/15/10 (b)....................        833
   4,000    Calpine Corp., 8.63%, 8/15/10....      2,620
   2,000    Calpine Corp., 9.88%,
              12/1/11 (b)....................      1,710
   5,100    Calpine Generating Co., 7.00%,
              4/1/10 (b).....................      4,896
   4,150    Calpine Generating Co., 10.25%,
              4/1/11 (b).....................      3,777

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Utilities, continued:
   1,900    Cleco Corp., 7.00%, 5/1/08.......      1,974
     450    CMS Energy Corp., 9.88%,
              10/15/07.......................        487
   1,000    CMS Energy Corp., 7.50%,
              1/15/09........................      1,000
   1,500    CMS Energy Corp., 7.75%, 8/1/10
              (b)............................      1,500
     500    CMS Energy Corp., 8.50%,
              4/15/11........................        513
   2,000    Coastal Corp., 7.63%, 9/1/08.....      1,860
   3,700    DPL, Inc., 8.25%, 3/1/07.........      3,950
   1,500    Dynegy Holdings Term Loan, 5.13%,
              5/28/10........................      1,526
   4,400    Dynegy Holdings, Inc., 9.88%,
              7/15/10 (b)....................      4,752
   1,650    Dynegy Holdings, Inc., 6.88%,
              4/1/11.........................      1,429
   2,000    Dynegy Holdings, Inc., 8.75%,
              2/15/12........................      1,910
   2,825    Edison Mission Energy, 10.00%,
              8/15/08........................      3,030
   2,250    Edison Mission Energy, 9.88%,
              4/15/11........................      2,357
   5,000    Edison Mission Energy, Tranche
              EIX, #LN141031, Term Loan,
              6.61%, 12/11/06................      5,013
   8,650    El Paso Corp., 7.88%, 6/15/12....      7,806
     603    El Paso Energy Partners, 8.50%,
              6/1/11.........................        656
   4,000    El Paso Natural Gas, Series A,
              7.63%, 8/1/10..................      4,120
   2,700    El Paso Production Holdings,
              7.75%, 6/1/13..................      2,491
   1,797    FPL Energy Wind Funding, 6.88%,
              6/27/17 (b)....................      1,770
     900    Gulfterra Energy Partners, 6.25%,
              6/1/10.........................        914
     422    Gulfterra Energy Partners, 8.50%,
              6/1/10.........................        461
   1,139    Gulfterra Energy Partners,
              10.63%, 12/1/12................      1,361
   4,830    Illinois Power Co., 11.50%,
              12/15/10.......................      5,735
   2,900    Midwest Generation LLC, 8.30%,
              7/2/09.........................      2,931
   3,100    Midwest Generation LLC, 8.75%,
              5/1/34 (b).....................      3,147
   1,000    Midwest Generation LLC, Term
              Loan, 4.38%, 4/28/11...........      1,013
   1,000    Midwest Generation LLC, Term
              Loan, 4.57%, 4/28/11...........      1,013

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE BONDS, CONTINUED:
Utilities, continued:
     500    Mirant Americas LLC, 7.63%,
              5/1/06 (c).....................        381
   4,600    Mirant Americas LLC, 8.30%,
              5/1/11 (c).....................      3,473
   2,000    Nevada Power Co., 10.88%,
              10/15/09.......................      2,270
     863    Nevada Power Co., 8.25%,
              6/1/11.........................        906
     287    Nevada Power Co., 6.50%, 4/15/12
              (b)............................        274
   4,474    NGC Corp./Dynegy Holdings, Inc.,
              7.13%, 5/15/18.................      3,512
   1,000    Northwest Pipeline Corp., 8.13%,
              3/1/10.........................      1,083
   3,600    NRG Energy, Inc., 8.00%, 12/15/13
              (b)............................      3,654
   3,097    Ormat Funding Corp., 8.25%,
              12/30/20 (b)...................      2,942
   3,000    PSEG Energy Holdings, 7.75%,
              4/16/07........................      3,158
   3,775    Reliant Resources, Inc., 9.25%,
              7/15/10........................      4,049
   1,775    Reliant Resources, Inc., 9.50%,
              7/15/13........................      1,921
   4,929    Reliant Resources, Inc., Tranche
              RRI, #LN114470, Term Loan,
              5.11%, 3/15/07.................      4,941
   3,870    Semco Energy, Inc., 7.75%,
              5/15/13........................      4,005
   2,000    Southern Natural Gas, 8.88%,
              3/15/10........................      2,195
   4,800    Teco Energy, Inc., 10.50%,
              12/1/07........................      5,375
     500    Williams Companies, Inc., 8.63%,
              6/1/10.........................        553
   7,500    Williams Companies, Inc., 7.63%,
              7/15/19........................      7,255
                                               ---------
                                                 148,173
                                               ---------
  Total Corporate Bonds                        1,146,324
                                               ---------
COMMON STOCKS (0.8%):
Automotive (0.1%):
      55    Hayes Lemmerz International
              (d)............................        834
                                               ---------
Cable Television (0.1%):
       9    Classic Holdco. LLC (d)..........        778
                                               ---------
Chemicals & Plastics (0.0%):
       9    Continental AFA Dispensing Co.
              (d)............................         51
                                               ---------
Clothing/Textiles (0.1%):
      56    Polymer Group, Inc. (d)..........        729
                                               ---------

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 148

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
COMMON STOCKS, CONTINUED:
 Ecological Services & Equipment (0.1%):
      32    Kaiser Group Holdings, Inc.
              (d)............................        815
                                               ---------
Equipment Leasing (0.1%):
     112    NES Rentals Holdings, Inc. (d)...        865
                                               ---------
Health Care (0.0%):
       2    Magellan Health Services (d).....         79
                                               ---------
Industrial Equipment (0.0%):
       4    Simonds Industries, Inc. (d).....         62
                                               ---------
Oil & Gas (0.0%):
      75    Coho Energy, Inc. (d) (f)........          0
                                               ---------
Retailers (0.0%):
     109    Frank's Nursery & Crafts (d).....         69
      10    Mattress Discounters Corp. (d)...         10
                                               ---------
                                                      79
                                               ---------
Steel (0.0%):
     270    ACP Holding Co. (d)..............        303
                                               ---------
Telecommunications (0.3%):
       4    Abovenet, Inc. (d)...............         95
       1    Arch Wireless (d)................         19
      33    Cincinnati Bell, Inc. (d)........        145
       8    Convergent Communications, Inc.
              (d)............................          0
     193    Dobson Communications Corp.
              (d)............................        629
      10    Global Crossing Ltd. (d).........        161
       9    Leucadia National Corp. .........        465
     166    MCI, Inc. (d)....................      2,356
       1    McleodUSA, Inc. (d)..............          0
       8    Metrocall Holdings, Inc. (d).....        561
       1    Viatel Holdings Bermuda Ltd.
              (d)............................          2
       2    Viatel, Inc. (d).................          2
       4    XO Communications, Inc. (d)......         15
                                               ---------
                                                   4,450
                                               ---------
  Total Common Stocks                              9,045
                                               ---------
PREFERRED STOCKS (0.2%):
Automotive (0.0%):
       0    HLI Operating Co., Inc., Series
              A, 8.00%.......................         15
                                               ---------
Broadcast Radio & TV (0.1%):
       8    Spanish Broadcasting System,
              Series B, 10.75%...............        803
                                               ---------
Cable Television (0.1%):
       0    Classic Holdco. LLC, 9.00%.......        653
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
PREFERRED STOCKS, CONTINUED:
Ecological Services & Equipment (0.1%):
      17    Kaiser Group Holdings, Inc.,
              7.00%..........................        946
                                               ---------
Telecommunications (0.0%):
       5    Dobson Communications Corp.,
              6.00%..........................        293
      11    McleodUSA, Inc., 2.50%...........         28
                                               ---------
                                                     321
                                               ---------
  Total Preferred Stocks                           2,738
                                               ---------
WARRANTS (0.0%):
Automotive (0.0%):
       3    Hayes Lemmerz International,
              Inc. ..........................          4
                                               ---------
Cable Television (0.0%):
       0    UIH Australia/Pacific............          0
                                               ---------
Steel (0.0%):
     243    ACP Holding Co. .................        273
                                               ---------
Telecommunications (0.0%):
       1    Abovenet, Inc., CW08.............         13
       2    Abovenet, Inc., CW10.............         10
      24    McleodUSA, Inc. .................          3
       1    Pathnet, Inc. ...................          0
       7    XO Communications, Inc., Series
              A..............................         11
       5    XO Communications, Inc., Series
              B..............................          6
       5    XO Communications, Inc., Series
              C..............................          4
                                               ---------
                                                      47
                                               ---------
  Total Warrants                                     324
                                               ---------
INVESTMENT COMPANIES (2.7%):
  32,635    One Group Prime Money Market
              Fund, Class I (e)..............     32,635
                                               ---------
  Total Investment Companies                      32,635
                                               ---------
SHORT-TERM SECURITIES HELD AS COLLATERAL FOR SECURITIES
  LENDING (26.6%):
 317,428    Pool of various securities for
              One Group Bond
              Funds -- footnote 2 (Securities
              Lending).......................    317,428
                                               ---------
  Total Short-Term Securities Held as
  Collateral for   Securities Lending            317,428
                                               ---------
Total (Cost $1,528,607) (a)                    1,508,494
                                               =========

------------

Percentages indicated are based on net assets of $1,194,425.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

ONE GROUP HIGH YIELD BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

(a) Represents cost for financial reporting purposes and differs from value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 52,435
                   Unrealized depreciation......................   (72,548)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $(20,113)
                                                                  ========

Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

(c) Defaulted security.

(d) Non-income producing security.

(e) Investment in affiliate.

 (f) Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees.

Amounts shown as 0 are either 0, or rounded to less than 1,000.

 * The interest rate for this variable rate note, which will change periodically, is based upon prime rates or an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 150

ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
ABBREVIATIONS

ARM          Adjustable Rate Mortgage

CMO          Collateralized Mortgage Obligations

GO           General Obligation

HB High Coupon Bonds (a.k.a. 'IOettes') represent the right to receive interest payments on an underlying pool of mortgages with similar features as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rates result from taking interest payments from other classes in the REMIC trust and allocating them to the small principal of the HB class.

IF Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index.

IO Interest Only represents the right to receive the monthly interest payment on an underlying pool of mortgage loans.
             The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

MTN          Medium Term Notes

PO Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                      ULTRA
                                                    SHORT-TERM    SHORT-TERM    INTERMEDIATE                    INCOME
                                                    BOND FUND     BOND FUND      BOND FUND      BOND FUND     BOND FUND
                                                    ----------    ----------    ------------    ----------    ----------
ASSETS:
Investments, at cost..............................  $2,209,265    $1,640,864     $2,339,130     $6,403,600    $1,728,938
Unrealized appreciation (depreciation) from
  investments.....................................       5,630         5,693         21,114         52,219        32,230
                                                    ----------    ----------     ----------     ----------    ----------
Investments, at value*............................   2,214,895     1,646,557      2,360,244      6,455,819     1,761,168
Cash..............................................          --            --             --(a)          --            --(a)
Interest and dividends receivable.................       5,881        13,123         17,817         46,437        16,119
Receivable for capital shares issued..............       4,655         2,349            272            610            62
Receivable from brokers for investments sold......         577         5,725          8,282          2,846           620
Prepaid expenses and other receivables............          25            14             23             62            16
                                                    ----------    ----------     ----------     ----------    ----------
Total Assets......................................   2,226,033     1,667,768      2,386,638      6,505,774     1,777,985
                                                    ----------    ----------     ----------     ----------    ----------
LIABILITIES:
Dividends payable.................................       4,107         2,812          8,120         23,489         5,455
Cash overdraft....................................          23         1,247             --             --            --
Payable to brokers for investments purchased......      14,349           207            534             --         3,485
Payable for capital shares redeemed...............      13,419           967          1,387          1,240            66
Payable for return of collateral received for
  securities on loan..............................          --       366,058        357,497      1,047,624       386,856
Accrued expenses and other payables:
  Investment advisory fees........................         453           360            625          1,859           508
  Administration fees.............................         294           172            267            727           183
  Distribution fees...............................         505           111            242            206            24
  Other...........................................         245            38            521          1,216           438
                                                    ----------    ----------     ----------     ----------    ----------
Total Liabilities.................................      33,395       371,972        369,193      1,076,361       397,015
                                                    ----------    ----------     ----------     ----------    ----------
NET ASSETS:
Capital...........................................   2,207,941     1,295,963      2,009,267      5,404,786     1,376,910
Undistributed (distributions in excess of) net
  investment income...............................         374           278            161          1,084           415
Accumulated undistributed net realized gains
  (losses) from investment transactions...........     (21,307)       (6,138)       (13,097)       (28,676)      (28,585)
Net unrealized appreciation (depreciation) from
  investments.....................................       5,630         5,693         21,114         52,219        32,230
                                                    ----------    ----------     ----------     ----------    ----------
Net Assets........................................  $2,192,638    $1,295,796     $2,017,445     $5,429,413    $1,380,970
                                                    ==========    ==========     ==========     ==========    ==========
NET ASSETS:
  Class I.........................................  $1,144,000    $1,045,405     $1,525,275     $4,902,736    $1,306,778
  Class A.........................................     362,796       109,252        238,399        349,290        58,697
  Class B.........................................      81,758        42,563        132,372         98,064        11,745
  Class C.........................................     604,084        98,576        121,399         79,323         3,750
                                                    ----------    ----------     ----------     ----------    ----------
Total.............................................  $2,192,638    $1,295,796     $2,017,445     $5,429,413    $1,380,970
                                                    ==========    ==========     ==========     ==========    ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I.........................................     115,735        98,376        143,607        455,239       167,105
  Class A.........................................      36,695        10,287         22,436         32,419         7,503
  Class B.........................................       8,327         3,980         12,616          9,110         1,495
  Class C.........................................      61,598         9,229         11,567          7,328           477
                                                    ----------    ----------     ----------     ----------    ----------
Total.............................................     222,355       121,872        190,226        504,096       176,580
                                                    ==========    ==========     ==========     ==========    ==========
Net Asset Value
  Class I -- Offering and redemption price per
  share...........................................  $     9.88    $    10.63     $    10.62     $    10.77    $     7.82
                                                    ==========    ==========     ==========     ==========    ==========
  Class A -- Redemption price per share...........  $     9.89    $    10.62     $    10.63     $    10.77    $     7.82
                                                    ==========    ==========     ==========     ==========    ==========
      Maximum sales charge........................       3.00%         3.00%          4.50%          4.50%         4.50%
                                                    ==========    ==========     ==========     ==========    ==========
      Maximum offering price per share
        (100%/(100% -- maximum sales charge) of
        net asset value adjusted to the nearest
        cent).....................................  $    10.20    $    10.95     $    11.13     $    11.28    $     8.19
                                                    ==========    ==========     ==========     ==========    ==========
  Class B -- Offering price per share (b).........  $     9.82    $    10.69     $    10.49     $    10.76    $     7.86
                                                    ==========    ==========     ==========     ==========    ==========
  Class C -- Offering price per share (b).........  $     9.81    $    10.68     $    10.49     $    10.82    $     7.86
                                                    ==========    ==========     ==========     ==========    ==========
------------
*Includes Investments in affiliates of:...........  $   65,616    $       --(a)  $   79,946     $   99,396    $   54,523
                                                    ==========    ==========     ==========     ==========    ==========

(a) Amount is less than $1,000.
(b) Redemption price per Class B and Class C share varies based on length of time shares are held.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 152

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 MORTGAGE-                     TREASURY &
                                                                  BACKED         GOVERNMENT      AGENCY       HIGH YIELD
                                                              SECURITIES FUND    BOND FUND        FUND        BOND FUND
                                                              ---------------    ----------    -----------    ----------
ASSETS:
Investments, at cost........................................    $1,552,780       $  970,753     $190,792      $1,528,607
Unrealized appreciation (depreciation) from investments.....         8,705           33,264        3,208         (20,113)
                                                                ----------       ----------     --------      ----------
Investments, at value*......................................     1,561,485        1,004,017      194,000       1,508,494
Cash........................................................            --(a)            --           --              --
Interest and dividends receivable...........................         7,905            6,287        2,252          21,433
Receivable for capital shares issued........................           500              364           46             191
Receivable from brokers for investments sold................           137               41           --           1,867
Prepaid expenses and other receivables......................            15               12            2              13
                                                                ----------       ----------     --------      ----------
Total Assets................................................     1,570,042        1,010,721      196,300       1,531,998
                                                                ----------       ----------     --------      ----------
LIABILITIES:
Cash overdraft..............................................            --               --          149              --
Dividends payable...........................................         6,520            3,961          539           7,672
Payable to brokers for investments purchased................        12,684               --           --          10,864
Payable for capital shares redeemed.........................            --(a)           804          325             473
Payable for return of collateral received for securities on
  loan......................................................        12,170           15,968        4,943         317,428
Accrued expenses and other payables:
  Investment advisory fees..................................           280              307           32             631
  Administration fees.......................................           201              131           26             157
  Distribution fees.........................................             1              126           50              72
  Other.....................................................           280              107           26             276
                                                                ----------       ----------     --------      ----------
Total Liabilities...........................................        32,136           21,404        6,090         337,573
                                                                ----------       ----------     --------      ----------
NET ASSETS:
Capital.....................................................     1,541,813          968,794      186,589       1,210,659
Undistributed (distributions in excess of) net investment
  income....................................................          (255)             169           45             763
Accumulated undistributed net realized gains (losses) from
  investment transactions...................................       (12,357)         (12,910)         368           3,116
Net unrealized appreciation (depreciation) from
  investments...............................................         8,705           33,264        3,208         (20,113)
                                                                ----------       ----------     --------      ----------
Net Assets..................................................    $1,537,906       $  989,317     $190,210      $1,194,425
                                                                ==========       ==========     ========      ==========
Net Assets:
  Class I...................................................    $1,530,225       $  758,403     $ 49,053      $1,043,708
  Class A...................................................         7,681           86,614       91,714          75,885
  Class B...................................................                        101,634       49,443          39,488
  Class C...................................................                         42,666                       35,344
                                                                ----------       ----------     --------      ----------
Total.......................................................    $1,537,906       $  989,317     $190,210      $1,194,425
                                                                ==========       ==========     ========      ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I...................................................       144,214           74,694        4,764         127,541
  Class A...................................................           713            8,521        8,894           9,285
  Class B...................................................                         10,008        4,800           4,825
  Class C...................................................                          4,204                        4,318
                                                                ----------       ----------     --------      ----------
Total.......................................................       144,927           97,427       18,458         145,969
                                                                ==========       ==========     ========      ==========
Net Asset Value
  Class I -- Offering and redemption price per share........    $    10.61       $    10.15     $  10.30      $     8.18
                                                                ==========       ==========     ========      ==========
  Class A -- Redemption price per share.....................    $    10.77       $    10.16     $  10.31      $     8.17
                                                                ==========       ==========     ========      ==========
      Maximum sales charge..................................         4.50%            4.50%        3.00%           4.50%
                                                                ==========       ==========     ========      ==========
      Maximum offering price per share (100%/(100%-maximum
        sales charge) of net asset value adjusted to the
        nearest cent).......................................    $    11.28       $    10.64     $  10.63      $     8.55
                                                                ==========       ==========     ========      ==========
  Class B -- Offering price per share (b)...................                     $    10.16     $  10.30      $     8.18
                                                                                 ==========     ========      ==========
  Class C -- Offering price per share (b)...................                     $    10.15                   $     8.19
                                                                                 ==========                   ==========
------------
*Includes Investments in affiliates of:.....................    $   60,897       $   32,681     $  1,309      $   32,635
                                                                ==========       ==========     ========      ==========

(a) Amount is less than $1,000.
(b) Redemption price per Class B and Class C share varies based on length of time shares are held.
See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                                     ULTRA
                                                  SHORT-TERM     SHORT-TERM     INTERMEDIATE                  INCOME
                                                   BOND FUND      BOND FUND      BOND FUND      BOND FUND    BOND FUND
                                                  -----------    -----------    ------------    ---------    ---------
INVESTMENT INCOME:
Interest income.................................   $ 59,995       $ 41,204        $105,977      $ 283,282    $ 73,411
Interest income from affiliates.................         13             --              --             --          --
Dividend income.................................         --             --              --             --          41
Dividend income from affiliates.................        451            135             427            782         352
Income from securities lending..................         --            594             539          1,636         575
                                                   --------       --------        --------      ---------    --------
Total Income....................................     60,459         41,933         106,943        285,700      74,379
                                                   --------       --------        --------      ---------    --------
EXPENSES:
Investment advisory fees........................     12,417          7,598          12,555         32,900       8,299
Administration fees.............................      3,641          2,043           3,375          8,844       2,231
Distribution fees (Class A).....................      1,253            432           1,005          1,363         236
Distribution fees (Class B).....................        943            497           1,603          1,167         137
Distribution fees (Class C).....................      6,687          1,253           1,570          1,015          38
Custodian fees..................................         98             71             101            197          53
Interest expense................................          2              6               1              2          --
Legal and audit fees............................         47             26              46            111          27
Trustees' fees and expenses.....................         23             11              22             57          10
Transfer agent fees.............................        668            297             758          1,604         270
Registration and filing fees....................        170             90             108            177          44
Printing and mailing costs......................         82             36              78            174          37
Other...........................................        147            118             183            306          94
                                                   --------       --------        --------      ---------    --------
Total expenses before waivers...................     26,178         12,478          21,405         47,917      11,476
Less waivers....................................     (9,374)        (3,872)         (5,586)       (12,200)     (2,422)
Less reimbursement for legal matters............        (24)           (14)            (23)           (59)        (15)
                                                   --------       --------        --------      ---------    --------
Net Expenses....................................     16,780          8,592          15,796         35,658       9,039
                                                   --------       --------        --------      ---------    --------
Net Investment Income...........................     43,679         33,341          91,147        250,042      65,340
                                                   --------       --------        --------      ---------    --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM
  INVESTMENTS:
Net realized gains (losses) from investment
  transactions..................................     (1,224)         3,280             594           (762)     (3,792)
Net change in unrealized appreciation
  (depreciation) from investments...............    (10,971)       (30,505)        (71,008)      (187,061)    (44,467)
                                                   --------       --------        --------      ---------    --------
Net realized/unrealized gains (losses) from
  investments...................................    (12,195)       (27,225)        (70,414)      (187,823)    (48,259)
                                                   --------       --------        --------      ---------    --------
Change in net assets resulting from
  operations....................................   $ 31,484       $  6,116        $ 20,733      $  62,219    $ 17,081
                                                   ========       ========        ========      =========    ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

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--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                                            MORTGAGE-
                                                             BACKED                       TREASURY &
                                                           SECURITIES       GOVERNMENT      AGENCY       HIGH YIELD
                                                              FUND          BOND FUND        FUND        BOND FUND
                                                         ---------------    ----------    -----------    ----------
INVESTMENT INCOME:
Interest income........................................     $ 60,851         $ 54,855       $ 8,704       $ 88,432
Dividend income........................................           --               --            --            245
Dividend income from affiliates........................          305              267            21            221
Income from securities lending.........................           10              271            63            857
                                                            --------         --------       -------       --------
Total Income...........................................       61,166           55,393         8,788         89,755
                                                            --------         --------       -------       --------
EXPENSES:
Investment advisory fees...............................        4,729            4,720           889          7,934
Administration fees....................................        2,179            1,692           358          1,706
Distribution fees (Class A)............................           30              423           370            295
Distribution fees (Class B)............................           --            1,270           651            389
Distribution fees (Class C)............................           --              622            --            378
Custodian fees.........................................           90               42             5             71
Interest expense.......................................           --                1             2              2
Legal and audit fees...................................           34               24             7             27
Trustees' fees and expenses............................           15               10             2             11
Transfer agent fees....................................           23              604            38            401
Registration and filing fees...........................           51               70            27             95
Printing and mailing costs.............................           41               47             5             38
Other..................................................          155               72            10             93
                                                            --------         --------       -------       --------
Total expenses before waivers..........................        7,347            9,597         2,364         11,440
Less waivers...........................................       (1,906)          (1,035)         (716)        (1,379)
Less reimbursement for legal matters...................          (15)             (11)           (2)           (11)
                                                            --------         --------       -------       --------
Net Expenses...........................................        5,426            8,551         1,646         10,050
                                                            --------         --------       -------       --------
Net Investment Income..................................       55,740           46,842         7,142         79,705
                                                            --------         --------       -------       --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from investment
  transactions.........................................          549            1,627           743         13,434
Net change in unrealized appreciation (depreciation)
  from investments.....................................      (12,527)         (52,006)       (9,531)        15,305
                                                            --------         --------       -------       --------
Net realized/unrealized gains (losses) from
  investments..........................................      (11,978)         (50,379)       (8,788)        28,739
                                                            --------         --------       -------       --------
Change in net assets resulting from operations.........     $ 43,762         $ (3,537)      $(1,646)      $108,444
                                                            ========         ========       =======       ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                              ULTRA SHORT-TERM             SHORT-TERM               INTERMEDIATE
                                  BOND FUND                 BOND FUND                 BOND FUND
                           -----------------------   -----------------------   -----------------------
                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
                                  JUNE 30,                  JUNE 30,                  JUNE 30,
                           -----------------------   -----------------------   -----------------------
                              2004         2003         2004         2003         2004         2003
                           ----------   ----------   ----------   ----------   ----------   ----------
FROM INVESTMENT
  ACTIVITIES:
OPERATIONS:
  Net investment
    income...............  $   43,679   $   39,692   $   33,341   $   38,047   $   91,147   $   99,201
  Net realized gains
    (losses) from
    investments..........      (1,224)      (1,302)       3,280          347          594       (5,273)
  Net change in
    unrealized
    appreciation
    (depreciation) from
    investments..........     (10,971)       6,525      (30,505)      14,371      (71,008)      56,395
                           ----------   ----------   ----------   ----------   ----------   ----------
Change in net assets
  resulting from
  operations.............      31,484       44,915        6,116       52,765       20,733      150,323
                           ----------   ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
  From net investment
    income...............     (29,425)     (24,866)     (28,125)     (33,312)     (70,273)     (72,013)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment
    income...............      (8,268)      (6,801)      (3,230)      (3,644)     (12,463)     (15,199)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
  From net investment
    income...............      (1,711)      (1,595)      (1,052)        (996)      (6,065)      (6,818)
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
  From net investment
    income...............     (12,173)     (11,501)      (2,624)      (2,933)      (5,891)      (6,988)
                           ----------   ----------   ----------   ----------   ----------   ----------
Change in net assets from
  shareholder
  distributions..........     (51,577)     (44,763)     (35,031)     (40,885)     (94,692)    (101,018)
                           ----------   ----------   ----------   ----------   ----------   ----------
CAPITAL TRANSACTIONS:
Change in net assets from
  capital transactions...    (123,535)   1,295,931       63,694      342,115       22,152      414,607
                           ----------   ----------   ----------   ----------   ----------   ----------
Change in net assets.....    (143,628)   1,296,083       34,779      353,995      (51,807)     463,912
NET ASSETS:
  Beginning of period....   2,336,266    1,040,183    1,261,017      907,022    2,069,252    1,605,340
                           ----------   ----------   ----------   ----------   ----------   ----------
  End of period..........  $2,192,638   $2,336,266   $1,295,796   $1,261,017   $2,017,445   $2,069,252
                           ==========   ==========   ==========   ==========   ==========   ==========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                             INCOME                MORTGAGE-BACKED
                                  BOND FUND                 BOND FUND              SECURITIES FUND
                           -----------------------   -----------------------   -----------------------
                                 YEAR ENDED                YEAR ENDED                YEAR ENDED
                                  JUNE 30,                  JUNE 30,                  JUNE 30,
                           -----------------------   -----------------------   -----------------------
                              2004         2003         2004         2003         2004         2003
                           ----------   ----------   ----------   ----------   ----------   ----------
FROM INVESTMENT
  ACTIVITIES:
OPERATIONS:
  Net investment
    income...............  $  250,042   $  238,991   $   65,340   $   79,952   $   55,740   $   50,503
  Net realized gains
    (losses) from
    investment
    transactions.........        (762)      (1,459)      (3,792)       2,456          549          785
  Net change in
    unrealized
    appreciation
    (depreciation) from
    investments..........    (187,061)     124,109      (44,467)      48,148      (12,527)      (9,787)
                           ----------   ----------   ----------   ----------   ----------   ----------
Change in net assets
  resulting from
  operations.............      62,219      361,641       17,081      130,556       43,762       41,501
                           ----------   ----------   ----------   ----------   ----------   ----------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
  From net investment
    income...............    (237,037)    (206,622)     (61,537)     (76,212)     (62,315)     (57,222)
  From net realized gains
    from investment
    transactions.........          --       (4,383)          --           --           --         (514)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment
    income...............     (17,598)     (19,818)      (3,004)      (3,714)        (343)        (368)
  From net realized gains
    from investment
    transactions.........          --         (430)          --           --           --           (1)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
  From net investment
    income...............      (4,496)      (5,461)        (518)        (710)
  From net realized gains
    from investment
    transactions.........          --         (139)          --           --
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
  From net investment
    income...............      (3,844)      (4,901)        (146)        (124)
  From net realized gains
    from investment
    transactions.........          --         (123)          --           --
                           ----------   ----------   ----------   ----------   ----------   ----------
Change in net assets from
  shareholder
  distributions..........    (262,975)    (241,877)     (65,205)     (80,760)     (62,658)     (58,105)
                           ----------   ----------   ----------   ----------   ----------   ----------
CAPITAL TRANSACTIONS:
Change in net assets from
  capital transactions...     576,378    1,657,632       58,243      (63,041)     405,358      552,768
                           ----------   ----------   ----------   ----------   ----------   ----------
Change in net assets.....     375,622    1,777,396       10,119      (13,245)     386,462      536,164
NET ASSETS:
  Beginning of period....   5,053,791    3,276,395    1,370,851    1,384,096    1,151,444      615,280
                           ----------   ----------   ----------   ----------   ----------   ----------
  End of period..........  $5,429,413   $5,053,791   $1,380,970   $1,370,851   $1,537,906   $1,151,444
                           ==========   ==========   ==========   ==========   ==========   ==========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                       GOVERNMENT           TREASURY & AGENCY         HIGH YIELD
                                        BOND FUND                 FUND                 BOND FUND
                                 -----------------------   -------------------   ---------------------
                                       YEAR ENDED              YEAR ENDED             YEAR ENDED
                                        JUNE 30,                JUNE 30,               JUNE 30,
                                 -----------------------   -------------------   ---------------------
                                    2004         2003        2004       2003        2004        2003
                                 ----------   ----------   --------   --------   ----------   --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income........  $   46,842   $   53,101   $  7,142   $  9,296   $   79,705   $ 58,253
  Net realized gains (losses)
    from investment
    transactions...............       1,627          785        743      4,062       13,434      4,713
  Net change in unrealized
    appreciation (depreciation)
    from investments...........     (52,006)      38,090     (9,531)     6,308       15,305     62,576
                                 ----------   ----------   --------   --------   ----------   --------
Change in net assets resulting
  from operations..............      (3,537)      91,976     (1,646)    19,666      108,444    125,542
                                 ----------   ----------   --------   --------   ----------   --------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
  From net investment income...     (35,193)     (38,780)    (1,855)    (2,153)     (68,018)   (51,002)
  From net realized gains......          --           --       (239)        --           --         --
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment income...      (5,278)      (6,306)    (3,451)    (4,846)      (6,076)    (4,312)
  From net realized gains......          --           --       (418)        --           --         --
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
  From net investment income...      (4,754)      (5,668)    (1,798)    (2,303)      (2,582)    (1,486)
  From net realized gains......          --           --       (290)        --           --         --
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
  From net investment income...      (2,326)      (2,428)                            (2,501)    (1,489)
                                 ----------   ----------   --------   --------   ----------   --------
Change in net assets from
  shareholder distributions....     (47,551)     (53,182)    (8,051)    (9,302)     (79,177)   (58,289)
                                 ----------   ----------   --------   --------   ----------   --------
CAPITAL TRANSACTIONS:
Change in net assets from
  capital transactions.........     (69,703)      95,984    (57,393)     2,146      303,195    269,642
                                 ----------   ----------   --------   --------   ----------   --------
Change in net assets...........    (120,791)     134,778    (67,090)    12,510      332,462    336,895
NET ASSETS:
  Beginning of period..........   1,110,108      975,330    257,300    244,790      861,963    525,068
                                 ----------   ----------   --------   --------   ----------   --------
  End of period................  $  989,317   $1,110,108   $190,210   $257,300   $1,194,425   $861,963
                                 ==========   ==========   ========   ========   ==========   ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 158

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                    ULTRA SHORT-TERM              SHORT-TERM               INTERMEDIATE
                                        BOND FUND                 BOND FUND                 BOND FUND
                                 -----------------------    ----------------------    ----------------------
                                       YEAR ENDED                 YEAR ENDED                YEAR ENDED
                                        JUNE 30,                   JUNE 30,                  JUNE 30,
                                 -----------------------    ----------------------    ----------------------
                                   2004          2003         2004         2003         2004         2003
                                 ---------    ----------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares
    issued.....................  $ 733,383    $1,030,530    $ 680,564    $ 627,245    $ 682,103    $ 633,483
  Dividends reinvested.........      8,034         9,625        8,176       10,151       30,113       24,901
  Cost of shares redeemed......   (714,840)     (494,803)    (544,725)    (534,839)    (498,102)    (514,784)
                                 ---------    ----------    ---------    ---------    ---------    ---------
Change in net assets from Class
  I capital transactions.......  $  26,577    $  545,352    $ 144,015    $ 102,557    $ 214,114    $ 143,600
                                 =========    ==========    =========    =========    =========    =========
CLASS A SHARES:
  Proceeds from shares
    issued.....................  $ 365,140    $  379,232    $  62,462    $ 142,382    $  78,669    $ 177,580
  Dividends reinvested.........      5,950         4,891        2,517        2,262       10,091       12,596
  Cost of shares redeemed......   (371,062)     (180,334)     (81,339)     (66,401)    (174,367)     (96,771)
                                 ---------    ----------    ---------    ---------    ---------    ---------
Change in net assets from Class
  A capital transactions.......  $      28    $  203,789    $ (16,360)   $  78,243    $ (85,607)   $  93,405
                                 =========    ==========    =========    =========    =========    =========
CLASS B SHARES:
  Proceeds from shares
    issued.....................  $  23,060    $   73,684    $  12,390    $  43,886    $  17,070    $ 114,804
  Dividends reinvested.........      1,455         1,254          870          766        4,640        5,026
  Cost of shares redeemed......    (43,751)      (15,671)     (21,621)      (7,183)     (69,109)     (24,101)
                                 ---------    ----------    ---------    ---------    ---------    ---------
Change in net assets from Class
  B capital transactions.......  $ (19,236)   $   59,267    $  (8,361)   $  37,469    $ (47,399)   $  95,729
                                 =========    ==========    =========    =========    =========    =========
CLASS C SHARES:
  Proceeds from shares
    issued.....................  $ 583,641    $  920,937    $  75,006    $ 194,588    $  37,753    $ 122,265
  Dividends reinvested.........     10,700         9,277        2,324        2,246        4,411        5,297
  Cost of shares redeemed......   (725,245)     (442,691)    (132,930)     (72,988)    (101,120)     (45,689)
                                 ---------    ----------    ---------    ---------    ---------    ---------
Change in net assets from Class
  C capital transactions.......  $(130,904)   $  487,523    $ (55,600)   $ 123,846    $ (58,956)   $  81,873
                                 =========    ==========    =========    =========    =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued.......................     73,771       103,194       63,199       57,787       62,987       57,934
  Reinvested...................        809           965          760          936        2,782        2,286
  Redeemed.....................    (71,882)      (49,539)     (50,583)     (49,252)     (45,973)     (47,018)
                                 ---------    ----------    ---------    ---------    ---------    ---------
Change in Class I Shares.......      2,698        54,620       13,376        9,471       19,796       13,202
                                 =========    ==========    =========    =========    =========    =========
CLASS A SHARES:
  Issued.......................     36,696        37,977        5,795       13,123        7,259       16,241
  Reinvested...................        599           490          234          209          932        1,155
  Redeemed.....................    (37,324)      (18,059)      (7,559)      (6,111)     (16,147)      (8,863)
                                 ---------    ----------    ---------    ---------    ---------    ---------
Change in Class A Shares.......        (29)       20,408       (1,530)       7,221       (7,956)       8,533
                                 =========    ==========    =========    =========    =========    =========
CLASS B SHARES:
  Issued.......................      2,337         7,429        1,142        4,017        1,591       10,628
  Reinvested...................        147           127           80           70          434          466
  Redeemed.....................     (4,431)       (1,580)      (1,997)        (658)      (6,472)      (2,229)
                                 ---------    ----------    ---------    ---------    ---------    ---------
Change in Class B Shares.......     (1,947)        5,976         (775)       3,429       (4,447)       8,865
                                 =========    ==========    =========    =========    =========    =========
CLASS C SHARES:
  Issued.......................     59,167        92,957        6,924       17,825        3,520       11,305
  Reinvested...................      1,086           937          215          206          413          491
  Redeemed.....................    (73,570)      (44,693)     (12,281)      (6,688)      (9,471)      (4,227)
                                 ---------    ----------    ---------    ---------    ---------    ---------
Change in Class C Shares.......    (13,317)       49,201       (5,142)      11,343       (5,538)       7,569
                                 =========    ==========    =========    =========    =========    =========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

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--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                                                          MORTGAGE-BACKED
                                       BOND FUND                INCOME BOND FUND          SECURITIES FUND
                               --------------------------    ----------------------    ---------------------
                                       YEAR ENDED                  YEAR ENDED               YEAR ENDED
                                        JUNE 30,                    JUNE 30,                 JUNE 30,
                               --------------------------    ----------------------    ---------------------
                                  2004           2003          2004         2003         2004         2003
                               -----------    -----------    ---------    ---------    ---------    --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares
    issued...................  $ 1,739,685    $ 2,265,903    $ 280,058    $ 202,266    $ 514,907    $541,183
  Dividends reinvested.......      150,465        133,640        5,967        7,561       46,946      39,880
  Cost of shares redeemed....   (1,175,535)    (1,012,193)    (210,599)    (292,350)    (150,517)    (40,923)
                               -----------    -----------    ---------    ---------    ---------    --------
Change in net assets from
  Class I capital
  transactions...............  $   714,615    $ 1,387,350    $  75,426    $ (82,523)   $ 411,336    $540,140
                               ===========    ===========    =========    =========    =========    ========
CLASS A SHARES:
  Proceeds from shares
    issued...................  $   146,407    $   279,222    $  22,608    $  32,919    $   5,047    $ 15,345
  Dividends reinvested.......       14,452         16,460        1,853        2,248          265         166
  Cost of shares redeemed....     (226,606)      (138,690)     (39,021)     (19,069)     (11,290)     (2,883)
                               -----------    -----------    ---------    ---------    ---------    --------
Change in net assets from
  Class A capital
  transactions...............  $   (65,747)   $   156,992    $ (14,560)   $  16,098    $  (5,978)   $ 12,628
                               ===========    ===========    =========    =========    =========    ========
CLASS B SHARES:
  Proceeds from shares
    issued...................  $    11,104    $    72,715    $   2,947    $   5,389
  Dividends reinvested.......        2,884          3,563          396          574
  Cost of shares redeemed....      (46,416)       (20,462)      (6,337)      (4,459)
                               -----------    -----------    ---------    ---------
Change in net assets from
  Class B capital
  transactions...............  $   (32,428)   $    55,816    $  (2,994)   $   1,504
                               ===========    ===========    =========    =========
CLASS C SHARES:
  Proceeds from shares
    issued...................  $    21,595    $    76,330    $   1,981    $   2,434
  Dividends reinvested.......        2,344          3,268          106           94
  Cost of shares redeemed....      (64,001)       (22,124)      (1,716)        (648)
                               -----------    -----------    ---------    ---------
Change in net assets from
  Class C capital
  transactions...............  $   (40,062)   $    57,474    $     371    $   1,880
                               ===========    ===========    =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued.....................      158,098        204,004       35,225       25,347       47,983      49,513
  Reinvested.................       13,722         12,060          750          953        4,369       3,660
  Redeemed...................     (107,099)       (91,182)     (26,491)     (36,706)     (13,966)     (3,746)
                               -----------    -----------    ---------    ---------    ---------    --------
Change in Class I Shares.....       64,721        124,882        9,484      (10,406)      38,386      49,427
                               ===========    ===========    =========    =========    =========    ========
CLASS A SHARES:
  Issued.....................       13,314         25,207        2,839        4,121          462       1,391
  Reinvested.................        1,317          1,486          233          283           24          15
  Redeemed...................      (20,661)       (12,505)      (4,895)      (2,396)      (1,039)       (262)
                               -----------    -----------    ---------    ---------    ---------    --------
Change in Class A Shares.....       (6,030)        14,188       (1,823)       2,008         (553)      1,144
                               ===========    ===========    =========    =========    =========    ========
CLASS B SHARES:
  Issued.....................        1,012          6,568          367          675
  Reinvested.................          263            322           50           72
  Redeemed...................       (4,242)        (1,844)        (794)        (559)
                               -----------    -----------    ---------    ---------
Change in Class B Shares.....       (2,967)         5,046         (377)         188
                               ===========    ===========    =========    =========
CLASS C SHARES:
  Issued.....................        1,954          6,859          246          304
  Reinvested.................          213            294           13           12
  Redeemed...................       (5,821)        (1,983)        (215)         (81)
                               -----------    -----------    ---------    ---------
Change in Class C Shares.....       (3,654)         5,170           44          235
                               ===========    ===========    =========    =========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 160

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                           GOVERNMENT           TREASURY & AGENCY            HIGH YIELD
                                           BOND FUND                   FUND                  BOND FUND
                                     ----------------------    --------------------    ----------------------
                                           YEAR ENDED               YEAR ENDED               YEAR ENDED
                                            JUNE 30,                 JUNE 30,                 JUNE 30,
                                     ----------------------    --------------------    ----------------------
                                       2004         2003         2004        2003        2004         2003
                                     ---------    ---------    --------    --------    ---------    ---------
Capital Transactions:
Class I Shares:
  Proceeds from shares issued......  $ 179,077    $ 111,057    $ 18,640    $ 12,531    $ 484,429    $ 383,800
  Dividends reinvested.............      1,461        2,251         604         476        4,994        5,358
  Cost of shares redeemed..........   (113,997)    (201,394)    (19,804)    (18,326)    (185,572)    (197,791)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in net assets from Class I
  capital transactions.............  $  66,541    $ (88,086)   $   (560)   $ (5,319)   $ 303,851    $ 191,367
                                     =========    =========    ========    ========    =========    =========
Class A Shares:
  Proceeds from shares issued......  $  46,859    $ 137,998    $ 39,002    $ 50,000    $  88,717    $ 104,334
  Dividends reinvested.............      3,468        4,068       2,559       3,425        3,916        2,668
  Cost of shares redeemed..........   (109,811)     (67,608)    (71,577)    (56,288)    (102,287)     (63,906)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in net assets from Class A
  capital transactions.............  $ (59,484)   $  74,458    $(30,016)   $ (2,863)   $  (9,654)   $  43,096
                                     =========    =========    ========    ========    =========    =========
Class B Shares:
  Proceeds from shares issued......  $  10,680    $  91,985    $  4,480    $ 20,558    $  15,085    $  21,541
  Dividends reinvested.............      3,924        4,585       1,707       1,826        1,282          710
  Cost of shares redeemed..........    (62,257)     (28,897)    (33,004)    (12,056)     (10,853)      (3,213)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in net assets from Class B
  capital transactions.............  $ (47,653)   $  67,673    $(26,817)   $ 10,328    $   5,514    $  19,038
                                     =========    =========    ========    ========    =========    =========
Class C Shares:
  Proceeds from shares issued......  $  27,913    $  56,725                            $  21,494    $  19,702
  Dividends reinvested.............      1,938        1,785                                1,754        1,165
  Cost of shares redeemed..........    (58,958)     (16,571)                             (19,764)      (4,726)
                                     ---------    ---------                            ---------    ---------
Change in net assets from Class C
  capital transactions.............  $ (29,107)   $  41,939                            $   3,484    $  16,141
                                     =========    =========                            =========    =========
Share Transactions:
Class I Shares:
  Issued...........................     17,315       10,461       1,770       1,180       59,553       52,619
  Reinvested.......................        141          214          58          45          615          740
  Redeemed.........................    (10,998)     (19,046)     (1,881)     (1,718)     (22,903)     (27,128)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in Class I Shares...........      6,458       (8,371)        (53)       (493)      37,265       26,231
                                     =========    =========    ========    ========    =========    =========
Class A Shares:
  Issued...........................      4,506       13,006       3,702       4,691       11,079       14,132
  Reinvested.......................        334          385         243         323          483          369
  Redeemed.........................    (10,571)      (6,368)     (6,795)     (5,277)     (12,678)      (8,587)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in Class A Shares...........     (5,731)       7,023      (2,850)       (263)      (1,116)       5,914
                                     =========    =========    ========    ========    =========    =========
Class B Shares:
  Issued...........................      1,024        8,695         423       1,933        1,864        2,897
  Reinvested.......................        378          434         162         172          158           97
  Redeemed.........................     (6,019)      (2,728)     (3,143)     (1,133)      (1,331)        (442)
                                     ---------    ---------    --------    --------    ---------    ---------
Change in Class B Shares...........     (4,617)       6,401      (2,558)        972          691        2,552
                                     =========    =========    ========    ========    =========    =========
Class C Shares:
  Issued...........................      2,681        5,361                                2,644        2,652
  Reinvested.......................        187          169                                  216          161
  Redeemed.........................     (5,698)      (1,566)                              (2,433)        (648)
                                     ---------    ---------                            ---------    ---------
Change in Class C Shares...........     (2,830)       3,964                                  427        2,165
                                     =========    =========                            =========    =========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

                      (This page intentionally left blank)

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 162

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       INVESTMENT ACTIVITIES                          DISTRIBUTIONS
                                              ----------------------------------------   ----------------------------------------
                                                            NET REALIZED                                  NET
                                  NET ASSET                AND UNREALIZED                              REALIZED
                                   VALUE,        NET           GAINS        TOTAL FROM      NET          GAINS
                                  BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   (LOSSES) ON       TOTAL
                                  OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DISTRIBUTIONS
                                  ---------   ----------   --------------   ----------   ----------   -----------   -------------

ULTRA SHORT-TERM BOND FUND (CLASS I)
 Year Ended June 30, 2004.......   $ 9.97       $0.23          $(0.06)        $0.17        $(0.26)      $   --         $(0.26)
 Year Ended June 30, 2003.......     9.95        0.27            0.04          0.31         (0.29)          --          (0.29)
 Year Ended June 30, 2002.......     9.86        0.40            0.10          0.50         (0.41)          --          (0.41)
 Year Ended June 30, 2001.......     9.73        0.62            0.13          0.75         (0.62)          --          (0.62)
 Year Ended June 30, 2000.......     9.77        0.58           (0.04)         0.54         (0.58)          --          (0.58)

SHORT-TERM BOND FUND (CLASS I)
 Year Ended June 30, 2004.......    10.87        0.30           (0.23)         0.07         (0.31)          --          (0.31)
 Year Ended June 30, 2003.......    10.73        0.39            0.17          0.56         (0.42)          --          (0.42)
 Year Ended June 30, 2002.......    10.57        0.51            0.18          0.69         (0.53)          --          (0.53)
 Year Ended June 30, 2001.......    10.29        0.60            0.28          0.88         (0.60)          --          (0.60)
 Year Ended June 30, 2000.......    10.40        0.59           (0.11)         0.48         (0.59)          --          (0.59)

INTERMEDIATE BOND FUND (CLASS I)
 Year Ended June 30, 2004.......    11.01        0.49           (0.37)         0.12         (0.51)          --          (0.51)
 Year Ended June 30, 2003.......    10.70        0.59            0.33          0.92         (0.61)          --          (0.61)
 Year Ended June 30, 2002.......    10.50        0.65            0.21          0.86         (0.66)          --          (0.66)
 Year Ended June 30, 2001.......    10.07        0.63            0.43          1.06         (0.63)          --          (0.63)
 Year Ended June 30, 2000.......    10.28        0.62           (0.21)         0.41         (0.62)          --          (0.62)

BOND FUND (CLASS I)
 Year Ended June 30, 2004.......    11.18        0.50           (0.38)         0.12         (0.53)          --          (0.53)
 Year Ended June 30, 2003.......    10.82        0.64            0.36          1.00         (0.63)       (0.01)         (0.64)
 Year Ended June 30, 2002.......    10.59        0.69            0.28          0.97         (0.71)       (0.03)         (0.74)
 Year Ended June 30, 2001.......    10.08        0.67            0.50          1.17         (0.66)          --          (0.66)
 Year Ended June 30, 2000.......    10.34        0.65           (0.26)         0.39         (0.65)          --          (0.65)

INCOME BOND FUND (CLASS I)
 Year Ended June 30, 2004.......     8.10        0.38           (0.28)         0.10         (0.38)          --          (0.38)
 Year Ended June 30, 2003.......     7.81        0.48            0.29          0.77         (0.48)          --          (0.48)
 Year Ended June 30, 2002.......     7.75        0.48            0.06          0.54         (0.48)          --          (0.48)
 Year Ended June 30, 2001.......     7.51        0.49            0.24          0.73         (0.49)          --          (0.49)
 Year Ended June 30, 2000.......     7.68        0.48           (0.17)         0.31         (0.48)          --          (0.48)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

--------------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTARY DATA
                                                              ---------------------------------------
                                                                 NET                     RATIO OF NET
                                         NET ASSET             ASSETS,      RATIO OF      INVESTMENT
                                          VALUE,                END OF     EXPENSES TO    INCOME TO
                                          END OF     TOTAL      PERIOD       AVERAGE       AVERAGE
                                          PERIOD     RETURN    (000'S)     NET ASSETS     NET ASSETS
                                         ---------   ------   ----------   -----------   ------------

ULTRA SHORT-TERM BOND FUND (CLASS I)
  Year Ended June 30, 2004..............  $ 9.88      1.69%   $1,144,000      0.45%          2.22%
  Year Ended June 30, 2003..............    9.97      3.12    1,127,169       0.45           2.61
  Year Ended June 30, 2002..............    9.95      5.15      581,377       0.40           3.94
  Year Ended June 30, 2001..............    9.86      7.94      299,209       0.40           6.27
  Year Ended June 30, 2000..............    9.73      5.66      261,592       0.40           5.93

SHORT-TERM BOND FUND (CLASS I)
  Year Ended June 30, 2004..............   10.63      0.67    1,045,405       0.55           2.75
  Year Ended June 30, 2003..............   10.87      5.28      923,772       0.55           3.60
  Year Ended June 30, 2002..............   10.73      6.67      810,740       0.55           4.87
  Year Ended June 30, 2001..............   10.57      8.77      670,111       0.54           5.79
  Year Ended June 30, 2000..............   10.29      4.81      726,539       0.53           5.77

INTERMEDIATE BOND FUND (CLASS I)
  Year Ended June 30, 2004..............   10.62      1.11    1,525,275       0.58           4.51
  Year Ended June 30, 2003..............   11.01      8.79    1,362,926       0.58           5.51
  Year Ended June 30, 2002..............   10.70      8.37    1,183,685       0.58           6.13
  Year Ended June 30, 2001..............   10.50     10.76    1,129,645       0.58           6.05
  Year Ended June 30, 2000..............   10.07      4.12    1,179,116       0.58           6.10

BOND FUND (CLASS I)
  Year Ended June 30, 2004..............   10.77      1.13    4,902,736       0.60           4.60
  Year Ended June 30, 2003..............   11.18      9.51    4,365,709       0.60           5.80
  Year Ended June 30, 2002..............   10.82      9.39    2,874,707       0.60           6.35
  Year Ended June 30, 2001..............   10.59     11.85    2,093,516       0.60           6.40
  Year Ended June 30, 2000..............   10.08      3.94    1,687,041       0.60           6.44

INCOME BOND FUND (CLASS I)
  Year Ended June 30, 2004..............    7.82      1.22    1,306,778       0.63           4.73
  Year Ended June 30, 2003..............    8.10     10.10    1,276,529       0.64           5.91
  Year Ended June 30, 2002..............    7.81      7.08    1,312,171       0.64           6.09
  Year Ended June 30, 2001..............    7.75     10.00    1,336,566       0.64           6.41
  Year Ended June 30, 2000..............    7.51      4.19    1,317,128       0.62           6.35

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                            EXPENSES TO
                                            AVERAGE NET
                                              ASSETS         PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
ULTRA SHORT-TERM BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.77%           46.21%
  Year Ended June 30, 2003..............       0.77            35.80
  Year Ended June 30, 2002..............       0.77            38.72
  Year Ended June 30, 2001..............       0.74            37.62
  Year Ended June 30, 2000..............       0.77            32.68
SHORT-TERM BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.81            53.72
  Year Ended June 30, 2003..............       0.81            27.23
  Year Ended June 30, 2002..............       0.81            49.58
  Year Ended June 30, 2001..............       0.81            46.42
  Year Ended June 30, 2000..............       0.81            25.93
INTERMEDIATE BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.82            17.46
  Year Ended June 30, 2003..............       0.82            24.13
  Year Ended June 30, 2002..............       0.82            33.02
  Year Ended June 30, 2001..............       0.80            22.58
  Year Ended June 30, 2000..............       0.81             6.08
BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.81            19.69
  Year Ended June 30, 2003..............       0.82            22.93
  Year Ended June 30, 2002..............       0.83            31.88
  Year Ended June 30, 2001..............       0.83            20.58
  Year Ended June 30, 2000..............       0.83            16.19
INCOME BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.80            23.56
  Year Ended June 30, 2003..............       0.82            16.42
  Year Ended June 30, 2002..............       0.81            22.96
  Year Ended June 30, 2001..............       0.81            18.18
  Year Ended June 30, 2000..............       0.81            25.10

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 164

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       INVESTMENT ACTIVITIES                          DISTRIBUTIONS
                                              ----------------------------------------   ----------------------------------------
                                                            NET REALIZED                                  NET
                                  NET ASSET                AND UNREALIZED                              REALIZED
                                   VALUE,        NET           GAINS        TOTAL FROM      NET          GAINS
                                  BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   (LOSSES) ON       TOTAL
                                  OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DISTRIBUTIONS
                                  ---------   ----------   --------------   ----------   ----------   -----------   -------------

MORTGAGE-BACKED SECURITIES FUND (CLASS I)
 Year Ended June 30, 2004.......   $10.75       $0.45          $(0.10)        $ 0.35       $(0.49)      $   --         $(0.49)
 Year Ended June 30, 2003.......    10.89        0.62           (0.06)          0.56        (0.69)       (0.01)         (0.70)
 Year Ended June 30, 2002.......    10.47        0.76            0.43           1.19        (0.76)       (0.01)         (0.77)
 August 18, 2000 to June 30,
 2001 (b).......................    10.00        0.63            0.46           1.09        (0.62)          --          (0.62)

GOVERNMENT BOND FUND (CLASS I)
 Year Ended June 30, 2004.......    10.66        0.48           (0.50)         (0.02)       (0.49)          --          (0.49)
 Year Ended June 30, 2003.......    10.25        0.56            0.40           0.96        (0.55)          --          (0.55)
 Year Ended June 30, 2002.......     9.93        0.58            0.32           0.90        (0.58)          --          (0.58)
 Year Ended June 30, 2001.......     9.54        0.60            0.39           0.99        (0.60)          --          (0.60)
 Year Ended June 30, 2000.......     9.73        0.59           (0.19)          0.40        (0.59)          --          (0.59)

TREASURY & AGENCY FUND (CLASS I)
 Year Ended June 30, 2004.......    10.75        0.37           (0.39)         (0.02)       (0.38)       (0.05)         (0.43)
 Year Ended June 30, 2003.......    10.32        0.41            0.43           0.84        (0.41)          --          (0.41)
 Year Ended June 30, 2002.......    10.03        0.47            0.29           0.76        (0.47)          --          (0.47)
 Year Ended June 30, 2001.......     9.64        0.58            0.38           0.96        (0.57)          --          (0.57)
 Year Ended June 30, 2000.......     9.81        0.57           (0.15)          0.42        (0.57)       (0.02)         (0.59)

HIGH YIELD BOND FUND (CLASS I)
 Year Ended June 30, 2004.......     7.93        0.61            0.25           0.86        (0.61)          --          (0.61)
 Year Ended June 30, 2003.......     7.31        0.67            0.62           1.29        (0.67)          --          (0.67)
 Year Ended June 30, 2002.......     8.20        0.72           (0.89)         (0.17)       (0.72)          --          (0.72)
 Year Ended June 30, 2001.......     8.90        0.86           (0.70)          0.16        (0.86)          --          (0.86)
 Year Ended June 30, 2000.......     9.87        0.89           (0.97)         (0.08)       (0.89)          --          (0.89)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

--------------------------------------------------------------------------------

                                                                     RATIOS/SUPPLEMENTARY DATA
                                                              ---------------------------------------
                                                                 NET                     RATIO OF NET
                                         NET ASSET             ASSETS,      RATIO OF      INVESTMENT
                                          VALUE,                END OF      EXPENSES      INCOME TO
                                          END OF     TOTAL      PERIOD     TO AVERAGE      AVERAGE
                                          PERIOD     RETURN    (000'S)     NET ASSETS     NET ASSETS
                                         ---------   ------   ----------   -----------   ------------

MORTGAGE-BACKED SECURITIES FUND (CLASS
 I)
  Year Ended June 30, 2004..............  $10.61     3.301%   $1,530,225      0.40%          4.12%
  Year Ended June 30, 2003..............   10.75      5.30    1,137,661       0.40           5.56
  Year Ended June 30, 2002..............   10.89     11.71      613,936       0.40           7.28
AUGUST 18, 2000 TO JUNE 30,
  2001(b)...............................   10.47     11.12(c)   357,777       0.40(d)        7.14(d)

GOVERNMENT BOND FUND (CLASS I)
  Year Ended June 30, 2004..............   10.15     (0.16)     758,403       0.62           4.65
  Year Ended June 30, 2003..............   10.66      9.58      727,267       0.62           5.25
  Year Ended June 30, 2002..............   10.25      9.22      785,343       0.62           5.63
  Year Ended June 30, 2001..............    9.93     10.62      812,766       0.62           6.12
  Year Ended June 30, 2000..............    9.54      4.33      866,755       0.62           6.21

TREASURY & AGENCY FUND (CLASS I)
  Year Ended June 30, 2004..............   10.30     (0.23)      49,053       0.40           3.55
  Year Ended June 30, 2003..............   10.75      8.28       51,797       0.40           3.86
  Year Ended June 30, 2002..............   10.32      7.69       54,819       0.40           4.59
  Year Ended June 30, 2001..............   10.03     10.22       51,371       0.40           5.79
  Year Ended June 30, 2000..............    9.64      4.42       65,437       0.38           5.89

HIGH YIELD BOND FUND (CLASS I)
  Year Ended June 30, 2004..............    8.18     11.22    1,043,708       0.86           7.59
  Year Ended June 30, 2003..............    7.93     18.90      715,924       0.89           9.23
  Year Ended June 30, 2002..............    7.31     (2.34)     468,111       0.90           9.21
  Year Ended June 30, 2001..............    8.20      1.89      349,396       0.89          10.18
  Year Ended June 30, 2000..............    8.90     (0.75)     218,780       0.88           9.63

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                            EXPENSES TO
                                            AVERAGE NET
                                              ASSETS         PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
MORTGAGE-BACKED SECURITIES FUND (CLASS
 I)
  Year Ended June 30, 2004..............       0.54%           34.76%
  Year Ended June 30, 2003..............       0.55            35.73
  Year Ended June 30, 2002..............       0.57            29.77
AUGUST 18, 2000 TO JUNE 30,
  2001(b)...............................       0.58(d)         12.71
GOVERNMENT BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.69            16.01
  Year Ended June 30, 2003..............       0.68            19.29
  Year Ended June 30, 2002..............       0.68            23.51
  Year Ended June 30, 2001..............       0.67            12.63
  Year Ended June 30, 2000..............       0.66            25.30
TREASURY & AGENCY FUND (CLASS I)
  Year Ended June 30, 2004..............       0.60            22.87
  Year Ended June 30, 2003..............       0.60            33.28
  Year Ended June 30, 2002..............       0.60            41.45
  Year Ended June 30, 2001..............       0.60            48.21
  Year Ended June 30, 2000..............       0.63            30.02
HIGH YIELD BOND FUND (CLASS I)
  Year Ended June 30, 2004..............       0.98            57.56
  Year Ended June 30, 2003..............       1.00            51.75
  Year Ended June 30, 2002..............       1.02            34.02
  Year Ended June 30, 2001..............       1.01            29.98
  Year Ended June 30, 2000..............       1.03            35.14

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 166

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       INVESTMENT ACTIVITIES                          DISTRIBUTIONS
                                              ----------------------------------------   ----------------------------------------
                                                            NET REALIZED                                  NET
                                  NET ASSET                AND UNREALIZED                              REALIZED
                                   VALUE,        NET           GAINS        TOTAL FROM      NET          GAINS
                                  BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   (LOSSES) ON       TOTAL
                                  OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DISTRIBUTIONS
                                  ---------   ----------   --------------   ----------   ----------   -----------   -------------

ULTRA SHORT-TERM BOND FUND (CLASS A)
 Year Ended June 30, 2004.......   $ 9.97       $0.20          $(0.05)        $0.15        $(0.23)      $   --         $(0.23)
 Year Ended June 30, 2003.......     9.95        0.24            0.04          0.28         (0.26)          --          (0.26)
 Year Ended June 30, 2002.......     9.86        0.36            0.11          0.47         (0.38)          --          (0.38)
 Year Ended June 30, 2001.......     9.73        0.59            0.14          0.73         (0.60)          --          (0.60)
 Year Ended June 30, 2000.......     9.77        0.55           (0.04)         0.51         (0.55)          --          (0.55)

SHORT-TERM BOND FUND (CLASS A)
 Year Ended June 30, 2004.......    10.86        0.27           (0.23)         0.04         (0.28)          --          (0.28)
 Year Ended June 30, 2003.......    10.72        0.35            0.18          0.53         (0.39)          --          (0.39)
 Year Ended June 30, 2002.......    10.56        0.48            0.19          0.67         (0.51)          --          (0.51)
 Year Ended June 30, 2001.......    10.28        0.58            0.27          0.85         (0.57)          --          (0.57)
 Year Ended June 30, 2000.......    10.39        0.57           (0.11)         0.46         (0.57)          --          (0.57)

INTERMEDIATE BOND FUND (CLASS A)
 Year Ended June 30, 2004.......    11.01        0.47           (0.37)         0.10         (0.48)          --          (0.48)
 Year Ended June 30, 2003.......    10.70        0.57            0.32          0.89         (0.58)          --          (0.58)
 Year Ended June 30, 2002.......    10.50        0.62            0.21          0.83         (0.63)          --          (0.63)
 Year Ended June 30, 2001.......    10.07        0.60            0.43          1.03         (0.60)          --          (0.60)
 Year Ended June 30, 2000.......    10.28        0.59           (0.21)         0.38         (0.59)          --          (0.59)

BOND FUND (CLASS A)
 Year Ended June 30, 2004.......    11.18        0.48           (0.39)         0.09         (0.50)          --          (0.50)
 Year Ended June 30, 2003.......    10.82        0.62            0.35          0.97         (0.60)       (0.01)         (0.61)
 Year Ended June 30, 2002.......    10.59        0.66            0.28          0.94         (0.68)       (0.03)         (0.71)
 Year Ended June 30, 2001.......    10.08        0.63            0.51          1.14         (0.63)          --          (0.63)
 Year Ended June 30, 2000.......    10.34        0.62           (0.26)         0.36         (0.62)          --          (0.62)

INCOME BOND FUND (CLASS A)
 Year Ended June 30, 2004.......     8.10        0.36           (0.28)         0.08         (0.36)          --          (0.36)
 Year Ended June 30, 2003.......     7.81        0.45            0.30          0.75         (0.46)          --          (0.46)
 Year Ended June 30, 2002.......     7.75        0.46            0.05          0.51         (0.45)          --          (0.45)
 Year Ended June 30, 2001.......     7.50        0.46            0.26          0.72         (0.47)          --          (0.47)
 Year Ended June 30, 2000.......     7.68        0.46           (0.18)         0.28         (0.46)          --          (0.46)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTARY DATA
                                                                 -------------------------------------
                                                       TOTAL       NET                    RATIO OF NET
                                         NET ASSET    RETURN     ASSETS,     RATIO OF      INVESTMENT
                                          VALUE,     (EXCLUDES    END OF    EXPENSES TO    INCOME TO
                                          END OF       SALES      PERIOD      AVERAGE       AVERAGE
                                          PERIOD      CHARGE)    (000'S)    NET ASSETS     NET ASSETS
                                         ---------   ---------   --------   -----------   ------------

ULTRA SHORT-TERM BOND FUND (CLASS A)
  Year Ended June 30, 2004..............  $ 9.89        1.53%    $362,796      0.70%          1.97%
  Year Ended June 30, 2003..............    9.97        2.83     366,214       0.70           2.34
  Year Ended June 30, 2002..............    9.95        4.88     162,338       0.65           3.62
  Year Ended June 30, 2001..............    9.86        7.67      53,882       0.65           5.91
  Year Ended June 30, 2000..............    9.73        5.40      23,352       0.65           5.66

SHORT-TERM BOND FUND (CLASS A)
  Year Ended June 30, 2004..............   10.62        0.39     109,252       0.80           2.51
  Year Ended June 30, 2003..............   10.86        5.01     128,309       0.80           3.26
  Year Ended June 30, 2002..............   10.72        6.41      49,282       0.80           4.57
  Year Ended June 30, 2001..............   10.56        8.49      24,077       0.79           5.54
  Year Ended June 30, 2000..............   10.28        4.55      21,834       0.78           5.52

INTERMEDIATE BOND FUND (CLASS A)
  Year Ended June 30, 2004..............   10.63        0.91     238,399       0.83           4.27
  Year Ended June 30, 2003..............   11.01        8.52     334,574       0.83           5.24
  Year Ended June 30, 2002..............   10.70        8.08     233,915       0.83           5.88
  Year Ended June 30, 2001..............   10.50       10.49     191,660       0.83           5.80
  Year Ended June 30, 2000..............   10.07        3.86     157,577       0.83           5.87

BOND FUND (CLASS A)
  Year Ended June 30, 2004..............   10.77        0.84     349,290       0.85           4.34
  Year Ended June 30, 2003..............   11.18        9.20     429,859       0.85           5.57
  Year Ended June 30, 2002..............   10.82        9.09     262,489       0.85           6.09
  Year Ended June 30, 2001..............   10.59       11.58     170,715       0.85           6.15
  Year Ended June 30, 2000..............   10.08        3.68     143,421       0.85           6.15

INCOME BOND FUND (CLASS A)
  Year Ended June 30, 2004..............    7.82        0.98      58,697       0.88           4.50
  Year Ended June 30, 2003..............    8.10        9.80      75,575       0.89           5.63
  Year Ended June 30, 2002..............    7.81        6.76      57,173       0.89           5.86
  Year Ended June 30, 2001..............    7.75        9.87      59,303       0.89           6.18
  Year Ended June 30, 2000..............    7.50        3.80      28,677       0.88           6.11

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                            EXPENSES TO
                                            AVERAGE NET
                                              ASSETS         PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
ULTRA SHORT-TERM BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.12%           46.21%
  Year Ended June 30, 2003..............       1.12            35.80
  Year Ended June 30, 2002..............       1.12            38.72
  Year Ended June 30, 2001..............       1.11            37.62
  Year Ended June 30, 2000..............       1.12            32.68
SHORT-TERM BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.16            53.72
  Year Ended June 30, 2003..............       1.16            27.23
  Year Ended June 30, 2002..............       1.16            49.58
  Year Ended June 30, 2001..............       1.16            46.42
  Year Ended June 30, 2000..............       1.16            25.93
INTERMEDIATE BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.17            17.46
  Year Ended June 30, 2003..............       1.17            24.13
  Year Ended June 30, 2002..............       1.17            33.02
  Year Ended June 30, 2001..............       1.15            22.58
  Year Ended June 30, 2000..............       1.16             6.08
BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.16            19.69
  Year Ended June 30, 2003..............       1.17            22.93
  Year Ended June 30, 2002..............       1.18            31.88
  Year Ended June 30, 2001..............       1.18            20.58
  Year Ended June 30, 2000..............       1.16            16.19
INCOME BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.15            23.56
  Year Ended June 30, 2003..............       1.17            16.42
  Year Ended June 30, 2002..............       1.16            22.96
  Year Ended June 30, 2001..............       1.16            18.18
  Year Ended June 30, 2000..............       1.16            25.10

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 168

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       INVESTMENT ACTIVITIES                          DISTRIBUTIONS
                                              ----------------------------------------   ----------------------------------------
                                                            NET REALIZED                                  NET
                                  NET ASSET                AND UNREALIZED                              REALIZED
                                   VALUE,        NET           GAINS        TOTAL FROM      NET          GAINS
                                  BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   (LOSSES) ON       TOTAL
                                  OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DISTRIBUTIONS
                                  ---------   ----------   --------------   ----------   ----------   -----------   -------------

MORTGAGE-BACKED SECURITIES FUND (CLASS A)
 Year Ended June 30, 2004.......   $10.89       $0.42          $(0.08)        $ 0.34       $(0.46)      $   --         $(0.46)
 Year Ended June 30, 2003.......    11.00        0.60           (0.04)          0.56        (0.66)       (0.01)         (0.67)
 Year Ended June 30, 2002.......    10.47        0.61            0.55           1.16        (0.62)       (0.01)         (0.63)
 August 18, 2000 to June 30,
 2001 (b).......................    10.00        0.59            0.47           1.06        (0.59)          --          (0.59)

GOVERNMENT BOND FUND (CLASS A)
 Year Ended June 30, 2004.......    10.67        0.48           (0.52)         (0.04)       (0.47)          --          (0.47)
 Year Ended June 30, 2003.......    10.26        0.52            0.42           0.94        (0.53)          --          (0.53)
 Year Ended June 30, 2002.......     9.93        0.55            0.33           0.88        (0.55)          --          (0.55)
 Year Ended June 30, 2001.......     9.55        0.58            0.38           0.96        (0.58)          --          (0.58)
 Year Ended June 30, 2000.......     9.73        0.57           (0.18)          0.39        (0.57)          --          (0.57)

TREASURY & AGENCY FUND (CLASS A)
 Year Ended June 30, 2004.......    10.76        0.35           (0.40)         (0.05)       (0.35)       (0.05)         (0.40)
 Year Ended June 30, 2003.......    10.33        0.38            0.43           0.81        (0.38)          --          (0.38)
 Year Ended June 30, 2002.......    10.04        0.44            0.29           0.73        (0.44)          --          (0.44)
 Year Ended June 30, 2001.......     9.65        0.55            0.39           0.94        (0.55)          --          (0.55)
 Year Ended June 30, 2000.......     9.81        0.55           (0.14)          0.41        (0.55)       (0.02)         (0.57)

HIGH YIELD BOND FUND (CLASS A)
 Year Ended June 30, 2004.......     7.92        0.61            0.23           0.84        (0.59)          --          (0.59)
 Year Ended June 30, 2003.......     7.30        0.65            0.62           1.27        (0.65)          --          (0.65)
 Year Ended June 30, 2002.......     8.19        0.70           (0.89)         (0.19)       (0.70)          --          (0.70)
 Year Ended June 30, 2001.......     8.89        0.84           (0.70)          0.14        (0.84)          --          (0.84)
 Year Ended June 30, 2000.......     9.86        0.87           (0.97)         (0.10)       (0.87)          --          (0.87)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTARY DATA
                                                                 -------------------------------------
                                                       TOTAL       NET                    RATIO OF NET
                                         NET ASSET    RETURN     ASSETS,     RATIO OF      INVESTMENT
                                          VALUE,     (EXCLUDES    END OF    EXPENSES TO    INCOME TO
                                          END OF       SALES      PERIOD      AVERAGE       AVERAGE
                                          PERIOD      CHARGE)    (000'S)    NET ASSETS     NET ASSETS
                                         ---------   ---------   --------   -----------   ------------

MORTGAGE-BACKED SECURITIES FUND (CLASS
 A)
  Year Ended June 30, 2004..............  $10.77        3.07%    $ 7,681       0.65%          3.84%
  Year Ended June 30, 2003..............   10.89        5.17      13,783       0.65           4.67
  Year Ended June 30, 2002..............   11.00       11.44       1,344       0.65           6.19
AUGUST 18, 2000 TO JUNE 30,
  2001(b)...............................   10.47       10.87(c)        9       0.63(d)        7.39(d)

GOVERNMENT BOND FUND (CLASS A)
  Year Ended June 30, 2004..............   10.16       (0.40)     86,614       0.87           4.38
  Year Ended June 30, 2003..............   10.67        9.29     152,028       0.87           4.92
  Year Ended June 30, 2002..............   10.26        9.01      74,166       0.87           5.37
  Year Ended June 30, 2001..............    9.93       10.23      52,782       0.87           5.87
  Year Ended June 30, 2000..............    9.55        4.17      43,935       0.87           5.93

TREASURY & AGENCY FUND (CLASS A)
  Year Ended June 30, 2004..............   10.31       (0.52)     91,714       0.65           3.30
  Year Ended June 30, 2003..............   10.76        7.97     126,395       0.65           3.61
  Year Ended June 30, 2002..............   10.33        7.39     124,058       0.65           4.31
  Year Ended June 30, 2001..............   10.04        9.93      66,320       0.65           5.49
  Year Ended June 30, 2000..............    9.65        4.27      39,655       0.63           5.62

HIGH YIELD BOND FUND (CLASS A)
  Year Ended June 30, 2004..............    8.17       10.96      75,885       1.12           7.37
  Year Ended June 30, 2003..............    7.92       18.64      82,386       1.14           8.86
  Year Ended June 30, 2002..............    7.30       (2.60)     32,756       1.15           8.91
  Year Ended June 30, 2001..............    8.19        1.63      16,587       1.14           9.95
  Year Ended June 30, 2000..............    8.89       (1.00)      9,860       1.13           9.28

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                            EXPENSES TO
                                            AVERAGE NET
                                              ASSETS         PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
MORTGAGE-BACKED SECURITIES FUND (CLASS
 A)
  Year Ended June 30, 2004..............       0.89%           34.76%
  Year Ended June 30, 2003..............       0.90            35.73
  Year Ended June 30, 2002..............       0.91            29.77
AUGUST 18, 2000 TO JUNE 30,
  2001(b)...............................       0.83(d)         12.71
GOVERNMENT BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.04            16.01
  Year Ended June 30, 2003..............       1.03            19.29
  Year Ended June 30, 2002..............       1.03            23.51
  Year Ended June 30, 2001..............       1.02            12.63
  Year Ended June 30, 2000..............       1.01            25.30
TREASURY & AGENCY FUND (CLASS A)
  Year Ended June 30, 2004..............       0.95            22.87
  Year Ended June 30, 2003..............       0.95            33.28
  Year Ended June 30, 2002..............       0.95            41.45
  Year Ended June 30, 2001..............       0.95            48.21
  Year Ended June 30, 2000..............       0.99            30.02
HIGH YIELD BOND FUND (CLASS A)
  Year Ended June 30, 2004..............       1.33            57.56
  Year Ended June 30, 2003..............       1.35            51.75
  Year Ended June 30, 2002..............       1.37            34.02
  Year Ended June 30, 2001..............       1.36            29.98
  Year Ended June 30, 2000..............       1.38            35.14

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 170

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       INVESTMENT ACTIVITIES                          DISTRIBUTIONS
                                              ----------------------------------------   ----------------------------------------
                                                            NET REALIZED                                  NET
                                  NET ASSET                AND UNREALIZED                              REALIZED
                                   VALUE,        NET           GAINS        TOTAL FROM      NET          GAINS
                                  BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   (LOSSES) ON       TOTAL
                                  OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DISTRIBUTIONS
                                  ---------   ----------   --------------   ----------   ----------   -----------   -------------

ULTRA SHORT-TERM BOND FUND (CLASS B)
 Year Ended June 30, 2004.......   $ 9.90       $0.14          $(0.04)        $ 0.10       $(0.18)      $   --         $(0.18)
 Year Ended June 30, 2003.......     9.89        0.19            0.03           0.22        (0.21)          --          (0.21)
 Year Ended June 30, 2002.......     9.80        0.32            0.11           0.43        (0.34)          --          (0.34)
 Year Ended June 30, 2001.......     9.68        0.54            0.13           0.67        (0.55)          --          (0.55)
 Year Ended June 30, 2000.......     9.72        0.51           (0.04)          0.47        (0.51)          --          (0.51)

SHORT-TERM BOND FUND (CLASS B)
 Year Ended June 30, 2004.......    10.93        0.22           (0.23)         (0.01)       (0.23)          --          (0.23)
 Year Ended June 30, 2003.......    10.80        0.30            0.17           0.47        (0.34)          --          (0.34)
 Year Ended June 30, 2002.......    10.63        0.43            0.20           0.63        (0.46)          --          (0.46)
 Year Ended June 30, 2001.......    10.35        0.52            0.28           0.80        (0.52)          --          (0.52)
 Year Ended June 30, 2000.......    10.46        0.52           (0.11)          0.41        (0.52)          --          (0.52)

INTERMEDIATE BOND FUND (CLASS B)
 Year Ended June 30, 2004.......    10.88        0.39           (0.37)          0.02        (0.41)          --          (0.41)
 Year Ended June 30, 2003.......    10.59        0.49            0.32           0.81        (0.52)          --          (0.52)
 Year Ended June 30, 2002.......    10.40        0.55            0.21           0.76        (0.57)          --          (0.57)
 Year Ended June 30, 2001.......     9.97        0.53            0.44           0.97        (0.54)          --          (0.54)
 Year Ended June 30, 2000.......    10.18        0.53           (0.21)          0.32        (0.53)          --          (0.53)

BOND FUND (CLASS B)
 Year Ended June 30, 2004.......    11.17        0.41           (0.39)          0.02        (0.43)          --          (0.43)
 Year Ended June 30, 2003.......    10.81        0.54            0.36           0.90        (0.53)       (0.01)         (0.54)
 Year Ended June 30, 2002.......    10.59        0.58            0.28           0.86        (0.61)       (0.03)         (0.64)
 Year Ended June 30, 2001.......    10.08        0.57            0.51           1.08        (0.57)          --          (0.57)
 Year Ended June 30, 2000.......    10.34        0.56           (0.26)          0.30        (0.56)          --          (0.56)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTARY DATA
                                                                 -------------------------------------
                                                       TOTAL       NET                    RATIO OF NET
                                         NET ASSET    RETURN     ASSETS,     RATIO OF      INVESTMENT
                                          VALUE,     (EXCLUDES    END OF    EXPENSES TO    INCOME TO
                                          END OF       SALES      PERIOD      AVERAGE       AVERAGE
                                          PERIOD      CHARGE)    (000'S)    NET ASSETS     NET ASSETS
                                         ---------   ---------   --------   -----------   ------------

ULTRA SHORT-TERM BOND FUND (CLASS B)
  Year Ended June 30, 2004..............  $ 9.82        1.02%    $81,758       1.20%          1.48%
  Year Ended June 30, 2003..............    9.90        2.28     101,749       1.20           1.84
  Year Ended June 30, 2002..............    9.89        4.43      42,494       1.15           3.08
  Year Ended June 30, 2001..............    9.80        7.06      11,811       1.15           5.47
  Year Ended June 30, 2000..............    9.68        4.91       7,206       1.15           5.24

SHORT-TERM BOND FUND (CLASS B)
  Year Ended June 30, 2004..............   10.69        0.09      42,563       1.30           2.01
  Year Ended June 30, 2003..............   10.93        4.39      51,994       1.30           2.72
  Year Ended June 30, 2002..............   10.80        5.97      14,320       1.30           4.05
  Year Ended June 30, 2001..............   10.63        7.90       4,982       1.29           5.02
  Year Ended June 30, 2000..............   10.35        4.00       4,636       1.28           4.98

INTERMEDIATE BOND FUND (CLASS B)
  Year Ended June 30, 2004..............   10.49        0.20     132,372       1.48           3.62
  Year Ended June 30, 2003..............   10.88        7.85     185,642       1.48           4.54
  Year Ended June 30, 2002..............   10.59        7.30      86,784       1.48           5.22
  Year Ended June 30, 2001..............   10.40        9.88      45,257       1.48           5.17
  Year Ended June 30, 2000..............    9.97        3.23      37,460       1.48           5.26

BOND FUND (CLASS B)
  Year Ended June 30, 2004..............   10.76        0.28      98,064       1.50           3.69
  Year Ended June 30, 2003..............   11.17        8.53     134,915       1.50           4.92
  Year Ended June 30, 2002..............   10.81        8.34      76,031       1.50           5.41
  Year Ended June 30, 2001..............   10.59       10.89      36,310       1.50           5.53
  Year Ended June 30, 2000..............   10.08        3.01      18,808       1.50           5.52

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                            EXPENSES TO
                                            AVERAGE NET
                                              ASSETS         PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
ULTRA SHORT-TERM BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.77%           46.21%
  Year Ended June 30, 2003..............       1.77            35.80
  Year Ended June 30, 2002..............       1.76            38.72
  Year Ended June 30, 2001..............       1.76            37.62
  Year Ended June 30, 2000..............       1.77            32.68
SHORT-TERM BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.81            53.72
  Year Ended June 30, 2003..............       1.81            27.23
  Year Ended June 30, 2002..............       1.81            49.58
  Year Ended June 30, 2001..............       1.81            46.42
  Year Ended June 30, 2000..............       1.80            25.93
INTERMEDIATE BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.82            17.46
  Year Ended June 30, 2003..............       1.82            24.13
  Year Ended June 30, 2002..............       1.82            33.02
  Year Ended June 30, 2001..............       1.80            22.58
  Year Ended June 30, 2000..............       1.81             6.08
BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.81            19.69
  Year Ended June 30, 2003..............       1.82            22.93
  Year Ended June 30, 2002..............       1.83            31.88
  Year Ended June 30, 2001..............       1.81            20.58
  Year Ended June 30, 2000..............       1.81            16.19

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 172

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       INVESTMENT ACTIVITIES                          DISTRIBUTIONS
                                              ----------------------------------------   ----------------------------------------
                                                            NET REALIZED                                  NET
                                  NET ASSET                AND UNREALIZED                              REALIZED
                                   VALUE,        NET           GAINS        TOTAL FROM      NET          GAINS
                                  BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   (LOSSES) ON       TOTAL
                                  OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DISTRIBUTIONS
                                  ---------   ----------   --------------   ----------   ----------   -----------   -------------

INCOME BOND FUND (CLASS B)
 Year Ended June 30, 2004.......   $ 8.14       $0.31          $(0.28)        $ 0.03       $(0.31)      $   --         $(0.31)
 Year Ended June 30, 2003.......     7.84        0.40            0.30           0.70        (0.40)          --          (0.40)
 Year Ended June 30, 2002.......     7.78        0.41            0.05           0.46        (0.40)          --          (0.40)
 Year Ended June 30, 2001.......     7.53        0.42            0.25           0.67        (0.42)          --          (0.42)
 Year Ended June 30, 2000.......     7.71        0.41           (0.18)          0.23        (0.41)          --          (0.41)

GOVERNMENT BOND FUND (CLASS B)
 Year Ended June 30, 2004.......    10.66        0.40           (0.50)         (0.10)       (0.40)          --          (0.40)
 Year Ended June 30, 2003.......    10.26        0.45            0.41           0.86        (0.46)          --          (0.46)
 Year Ended June 30, 2002.......     9.93        0.47            0.34           0.81        (0.48)          --          (0.48)
 Year Ended June 30, 2001.......     9.55        0.51            0.38           0.89        (0.51)          --          (0.51)
 Year Ended June 30, 2000.......     9.74        0.51           (0.19)          0.32        (0.51)          --          (0.51)

TREASURY & AGENCY FUND (CLASS B)
 Year Ended June 30, 2004.......    10.75        0.31           (0.41)         (0.10)       (0.30)       (0.05)         (0.35)
 Year Ended June 30, 2003.......    10.32        0.33            0.43           0.76        (0.33)          --          (0.33)
 Year Ended June 30, 2002.......    10.03        0.39            0.29           0.68        (0.39)          --          (0.39)
 Year Ended June 30, 2001.......     9.64        0.50            0.39           0.89        (0.50)          --          (0.50)
 Year Ended June 30, 2000.......     9.81        0.50           (0.15)          0.35        (0.50)       (0.02)         (0.52)

HIGH YIELD BOND FUND (CLASS B)
 Year Ended June 30, 2004.......     7.93        0.55            0.24           0.79        (0.54)          --          (0.54)
 Year Ended June 30, 2003.......     7.32        0.60            0.62           1.22        (0.61)          --          (0.61)
 Year Ended June 30, 2002.......     8.21        0.65           (0.89)         (0.24)       (0.65)          --          (0.65)
 Year Ended June 30, 2001.......     8.91        0.79           (0.70)          0.09        (0.79)          --          (0.79)
 Year Ended June 30, 2000.......     9.88        0.81           (0.97)         (0.16)       (0.81)          --          (0.81)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTARY DATA
                                                                 -------------------------------------
                                                       TOTAL       NET                    RATIO OF NET
                                         NET ASSET    RETURN     ASSETS,     RATIO OF      INVESTMENT
                                          VALUE,     (EXCLUDES    END OF    EXPENSES TO    INCOME TO
                                          END OF       SALES      PERIOD      AVERAGE       AVERAGE
                                          PERIOD      CHARGE)    (000'S)    NET ASSETS     NET ASSETS
                                         ---------   ---------   --------   -----------   ------------

INCOME BOND FUND (CLASS B)
  Year Ended June 30, 2004..............  $ 7.86        0.32%    $11,745       1.53%          3.85%
  Year Ended June 30, 2003..............    8.14        9.19      15,226       1.54           4.99
  Year Ended June 30, 2002..............    7.84        6.06      13,203       1.54           5.21
  Year Ended June 30, 2001..............    7.78        9.12      13,597       1.54           5.51
  Year Ended June 30, 2000..............    7.53        3.11      13,036       1.52           5.42

GOVERNMENT BOND FUND (CLASS B)
  Year Ended June 30, 2004..............   10.16       (0.97)    101,634       1.52           3.74
  Year Ended June 30, 2003..............   10.66        8.64     155,876       1.52           4.30
  Year Ended June 30, 2002..............   10.26        8.24      84,354       1.52           4.71
  Year Ended June 30, 2001..............    9.93        9.53      55,569       1.52           5.21
  Year Ended June 30, 2000..............    9.55        3.39      43,077       1.52           5.30

TREASURY & AGENCY FUND (CLASS B)
  Year Ended June 30, 2004..............   10.30       (1.02)     49,443       1.15           2.80
  Year Ended June 30, 2003..............   10.75        7.45      79,108       1.15           3.10
  Year Ended June 30, 2002..............   10.32        6.89      65,913       1.15           3.84
  Year Ended June 30, 2001..............   10.03        9.39      59,626       1.15           5.02
  Year Ended June 30, 2000..............    9.64        3.65      54,322       1.13           5.14

HIGH YIELD BOND FUND (CLASS B)
  Year Ended June 30, 2004..............    8.18       10.23      39,488       1.76           6.71
  Year Ended June 30, 2003..............    7.93       17.90      32,796       1.79           8.20
  Year Ended June 30, 2002..............    7.32       (3.34)     11,572       1.80           8.32
  Year Ended June 30, 2001..............    8.21        1.01       8,579       1.79           9.27
  Year Ended June 30, 2000..............    8.91       (1.64)      6,565       1.77           8.66

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                            EXPENSES TO
                                            AVERAGE NET
                                              ASSETS         PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
INCOME BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.80%           23.56%
  Year Ended June 30, 2003..............       1.82            16.42
  Year Ended June 30, 2002..............       1.81            22.96
  Year Ended June 30, 2001..............       1.80            18.18
  Year Ended June 30, 2000..............       1.81            25.10
GOVERNMENT BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.69            16.01
  Year Ended June 30, 2003..............       1.68            19.29
  Year Ended June 30, 2002..............       1.68            23.51
  Year Ended June 30, 2001..............       1.67            12.63
  Year Ended June 30, 2000..............       1.66            25.30
TREASURY & AGENCY FUND (CLASS B)
  Year Ended June 30, 2004..............       1.60            22.87
  Year Ended June 30, 2003..............       1.60            33.28
  Year Ended June 30, 2002..............       1.60            41.45
  Year Ended June 30, 2001..............       1.60            48.21
  Year Ended June 30, 2000..............       1.64            30.02
HIGH YIELD BOND FUND (CLASS B)
  Year Ended June 30, 2004..............       1.98            57.56
  Year Ended June 30, 2003..............       2.00            51.75
  Year Ended June 30, 2002..............       2.02            34.02
  Year Ended June 30, 2001..............       2.01            29.98
  Year Ended June 30, 2000..............       2.02            35.14

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 174

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                       INVESTMENT ACTIVITIES                          DISTRIBUTIONS
                                              ----------------------------------------   ----------------------------------------
                                                            NET REALIZED                                  NET
                                  NET ASSET                AND UNREALIZED                              REALIZED
                                   VALUE,        NET           GAINS        TOTAL FROM      NET          GAINS
                                  BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT   (LOSSES) ON       TOTAL
                                  OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS   DISTRIBUTIONS
                                  ---------   ----------   --------------   ----------   ----------   -----------   -------------

ULTRA SHORT-TERM BOND FUND (CLASS C)
 Year Ended June 30, 2004.......   $ 9.89       $0.14          $(0.04)        $ 0.10       $(0.18)      $   --         $(0.18)
 Year Ended June 30, 2003.......     9.88        0.19            0.03           0.22        (0.21)          --          (0.21)
 November 1, 2001 to June 30,
 2002 (b).......................     9.88        0.18            0.02           0.20        (0.20)          --          (0.20)

SHORT-TERM BOND FUND (CLASS C)
 Year Ended June 30, 2004.......    10.92        0.22           (0.23)         (0.01)       (0.23)          --          (0.23)
 Year Ended June 30, 2003.......    10.79        0.30            0.17           0.47        (0.34)          --          (0.34)
 November 1, 2001 to June 30,
 2002 (b).......................    10.89        0.27           (0.07)          0.20        (0.30)          --          (0.30)

INTERMEDIATE BOND FUND (CLASS C)
 Year Ended June 30, 2004.......    10.88        0.39           (0.37)          0.02        (0.41)          --          (0.41)
 Year Ended June 30, 2003.......    10.59        0.50            0.31           0.81        (0.52)          --          (0.52)
 Year Ended June 30, 2002.......    10.40        0.55            0.21           0.76        (0.57)          --          (0.57)
 Year Ended June 30, 2001.......     9.98        0.54            0.42           0.96        (0.54)          --          (0.54)
 Year Ended June 30, 2000.......    10.18        0.53           (0.20)          0.33        (0.53)          --          (0.53)

BOND FUND (CLASS C)
 Year Ended June 30, 2004.......    11.23        0.42           (0.40)          0.02        (0.43)          --          (0.43)
 Year Ended June 30, 2003.......    10.87        0.54            0.36           0.90        (0.53)       (0.01)         (0.54)
 Year Ended June 30, 2002.......    10.64        0.58            0.30           0.88        (0.62)       (0.03)         (0.65)
 Year Ended June 30, 2001.......    10.14        0.57            0.50           1.07        (0.57)          --          (0.57)
 Year Ended June 30, 2000.......    10.38        0.56           (0.24)          0.32        (0.56)          --          (0.56)

INCOME BOND FUND (CLASS C)
 Year Ended June 30, 2004.......     8.14        0.31           (0.28)          0.03        (0.31)          --          (0.31)
 Year Ended June 30, 2003.......     7.84        0.40            0.31           0.71        (0.41)          --          (0.41)
 Year Ended June 30, 2002.......     7.78        0.40            0.07           0.47        (0.41)          --          (0.41)
 Year Ended June 30, 2001.......     7.54        0.43            0.24           0.67        (0.43)          --          (0.43)
 May 30, 2000 to June 30, 2000
 (b)............................     7.40        0.04            0.14           0.18        (0.04)          --          (0.04)

GOVERNMENT BOND FUND (CLASS C)
 Year Ended June 30, 2004.......    10.65        0.40           (0.50)         (0.10)       (0.40)          --          (0.40)
 Year Ended June 30, 2003.......    10.25        0.45            0.41           0.86        (0.46)          --          (0.46)
 Year Ended June 30, 2002.......     9.93        0.47            0.34           0.81        (0.49)          --          (0.49)
 Year Ended June 30, 2001.......     9.55        0.52            0.38           0.90        (0.52)          --          (0.52)
 Year Ended June 30, 2000.......     9.74        0.51           (0.19)          0.32        (0.51)          --          (0.51)

HIGH YIELD BOND FUND (CLASS C)
 Year Ended June 30, 2004.......     7.93        0.55            0.25           0.80        (0.54)          --          (0.54)
 Year Ended June 30, 2003.......     7.32        0.60            0.62           1.22        (0.61)          --          (0.61)
 Year Ended June 30, 2002.......     8.21        0.64           (0.88)         (0.24)       (0.65)          --          (0.65)
 Year Ended June 30, 2001.......     8.90        0.79           (0.69)          0.10        (0.79)          --          (0.79)
 Year Ended June 30, 2000.......     9.87        0.81           (0.97)         (0.16)       (0.81)          --          (0.81)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Period from commencement of operations.

(c) Not annualized.

(d) Annualized.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

--------------------------------------------------------------------------------

                                                                       RATIOS/SUPPLEMENTARY DATA
                                                                 -------------------------------------
                                                       TOTAL       NET                    RATIO OF NET
                                         NET ASSET    RETURN     ASSETS,     RATIO OF      INVESTMENT
                                          VALUE,     (EXCLUDES    END OF    EXPENSES TO    INCOME TO
                                          END OF       SALES      PERIOD      AVERAGE       AVERAGE
                                          PERIOD      CHARGE)    (000'S)    NET ASSETS     NET ASSETS
                                         ---------   ---------   --------   -----------   ------------

ULTRA SHORT-TERM BOND FUND (CLASS C)
  Year Ended June 30, 2004..............  $ 9.81        1.03%    $604,084      1.20%          1.48%
  Year Ended June 30, 2003..............    9.89        2.39     741,134       1.20           1.82
NOVEMBER 1, 2001 TO JUNE 30,
  2002(b)...............................    9.88        1.89(c)  253,974       1.15(d)        2.75(d)

SHORT-TERM BOND FUND (CLASS C)
  Year Ended June 30, 2004..............   10.68       (0.10)     98,576       1.30           2.01
  Year Ended June 30, 2003..............   10.92        4.43     156,942       1.30           2.71
NOVEMBER 1, 2001 TO JUNE 30,
  2002(b)...............................   10.79        5.77(c)   32,680       1.30(d)        3.92(d)

INTERMEDIATE BOND FUND (CLASS C)
  Year Ended June 30, 2004..............   10.49        0.19     121,399       1.48           3.62
  Year Ended June 30, 2003..............   10.88        7.85     186,110       1.48           4.56
  Year Ended June 30, 2002..............   10.59        7.30     100,956       1.48           5.21
  Year Ended June 30, 2001..............   10.40        9.78      44,810       1.48           5.17
  Year Ended June 30, 2000..............    9.98        3.33      33,087       1.49           5.30

BOND FUND (CLASS C)
  Year Ended June 30, 2004..............   10.82        0.17      79,323       1.50           3.69
  Year Ended June 30, 2003..............   11.23        8.59     123,308       1.50           4.90
  Year Ended June 30, 2002..............   10.87        8.33      63,168       1.50           5.26
  Year Ended June 30, 2001..............   10.64       10.77      12,615       1.50           5.64
  Year Ended June 30, 2000..............   10.14        3.19       2,118       1.50           5.56

INCOME BOND FUND (CLASS C)
  Year Ended June 30, 2004..............    7.86        0.33       3,750       1.53           3.83
  Year Ended June 30, 2003..............    8.14        9.22       3,521       1.54           4.89
  Year Ended June 30, 2002..............    7.84        6.10       1,549       1.54           5.16
  Year Ended June 30, 2001..............    7.78        9.03         864       1.53           5.57
MAY 30, 2000 TO JUNE 30,
  2000(b)...............................    7.54        2.37(c)      128       1.51(d)        5.90(d)

GOVERNMENT BOND FUND (CLASS C)
  Year Ended June 30, 2004..............   10.15       (0.96)     42,666       1.52           3.74
  Year Ended June 30, 2003..............   10.65        8.54      74,937       1.52           4.28
  Year Ended June 30, 2002..............   10.25        8.26      31,467       1.52           4.67
  Year Ended June 30, 2001..............    9.93        9.55       9,820       1.52           5.22
  Year Ended June 30, 2000..............    9.55        3.39       3,130       1.52           5.36

HIGH YIELD BOND FUND (CLASS C)
  Year Ended June 30, 2004..............    8.19       10.35      35,344       1.76           6.70
  Year Ended June 30, 2003..............    7.93       17.88      30,857       1.79           8.23
  Year Ended June 30, 2002..............    7.32       (3.33)     12,629       1.80           8.25
  Year Ended June 30, 2001..............    8.21        1.11       5,211       1.79           9.29
  Year Ended June 30, 2000..............    8.90       (1.66)      2,121       1.78           8.82

                                            RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------
                                             RATIO OF
                                            EXPENSES TO
                                            AVERAGE NET
                                              ASSETS         PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
ULTRA SHORT-TERM BOND FUND (CLASS C)
  Year Ended June 30, 2004..............       1.77%           46.21%
  Year Ended June 30, 2003..............       1.77            35.80
NOVEMBER 1, 2001 TO JUNE 30,
  2002(b)...............................       1.78(d)         38.72
SHORT-TERM BOND FUND (CLASS C)
  Year Ended June 30, 2004..............       1.81            53.72
  Year Ended June 30, 2003..............       1.81            27.23
NOVEMBER 1, 2001 TO JUNE 30,
  2002(b)...............................       1.82(d)         49.58
INTERMEDIATE BOND FUND (CLASS C)
  Year Ended June 30, 2004..............       1.82            17.46
  Year Ended June 30, 2003..............       1.82            24.13
  Year Ended June 30, 2002..............       1.82            33.02
  Year Ended June 30, 2001..............       1.80            22.58
  Year Ended June 30, 2000..............       1.82             6.08
BOND FUND (CLASS C)
  Year Ended June 30, 2004..............       1.81            19.69
  Year Ended June 30, 2003..............       1.82            22.93
  Year Ended June 30, 2002..............       1.83            31.88
  Year Ended June 30, 2001..............       1.85            20.58
  Year Ended June 30, 2000..............       1.82            16.19
INCOME BOND FUND (CLASS C)
  Year Ended June 30, 2004..............       1.80            23.56
  Year Ended June 30, 2003..............       1.82            16.42
  Year Ended June 30, 2002..............       1.81            22.96
  Year Ended June 30, 2001..............       1.81            18.18
MAY 30, 2000 TO JUNE 30,
  2000(b)...............................       1.77(d)         25.10
GOVERNMENT BOND FUND (CLASS C)
  Year Ended June 30, 2004..............       1.69            16.01
  Year Ended June 30, 2003..............       1.68            19.29
  Year Ended June 30, 2002..............       1.67            23.51
  Year Ended June 30, 2001..............       1.67            12.63
  Year Ended June 30, 2000..............       1.66            25.30
HIGH YIELD BOND FUND (CLASS C)
  Year Ended June 30, 2004..............       1.98            57.56
  Year Ended June 30, 2003..............       2.00            51.75
  Year Ended June 30, 2002..............       2.02            34.02
  Year Ended June 30, 2001..............       2.01            29.98
  Year Ended June 30, 2000..............       2.03            35.14

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 176

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Intermediate Bond Fund, the Bond Fund, the Income Bond Fund, the Mortgage-Backed Securities Fund, the Government Bond Fund, the Treasury & Agency Fund, and the High Yield Bond Fund (individually a "Fund," collectively the "Funds") only.

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-three series and six classes of shares: Class I, Class A, Class B, Class C, Class S, and Administrative Class. The Funds are each authorized to issue Class I, Class A, Class B, and Class C shares except for the Mortgage-Backed Securities Fund which is authorized to issue Class I and Class A shares only. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Corporate debt securities, debt securities issued by the U.S. Treasury or a U.S. government agency (other than short-term investments maturing in less than 61 days), and municipal securities are valued on the basis of valuations provided by dealers or by an independent pricing service approved by the Board of Trustees. Short-term investments maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures contracts are valued at the settlement price established each day by the board of trade or an exchange on which they are traded. Options traded on an exchange are valued using the last sale price or, in the absence of a sale, the mean of the latest bid and ask prices. Options traded over-the-counter are valued using dealer-supplied valuations. The Funds did not hold futures contracts or options for the period ended June 30, 2004. Investments for which the above valuation procedures are inappropriate, when valuations are not readily available or when valuations are deemed not to reflect fair value are stated at fair value as determined in good faith under procedures approved by the Board of Trustees.

     FINANCIAL INSTRUMENTS

     Investing in financial instruments such as written options, futures, structured notes and indexed securities may involve risks in excess of the amounts reflected in the Statements of Assets and Liabilities. The face or contract amounts reflect the extent of the involvement the Funds have in the particular class of instrument. Risks associated with these instruments include an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, and an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contract. The Funds enter into these contracts primarily as a means to hedge against adverse fluctuations in the value of securities held or planned to be purchased by the Funds.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

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BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     INDEXED SECURITIES

     The Funds may invest in indexed securities whose value is linked either directly or inversely to changes in interest rates, commodities, indices or other referenced instruments. Indexed securities may be more volatile than the referenced instrument itself, but any loss is limited to the amount of the original investment.

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor"), an indirect wholly-owned subsidiary of Bank One Corporation, to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is valued at cost and the underlying collateral is valued at or above the value of the repurchase agreement plus accrued interest. The Fund requires that collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain collateral in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds, along with other affiliates of the Funds, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements which are fully collateralized by U.S. Treasury or U.S. government agency obligations, with counterparties approved by the Board of Trustees, consistent with the Fund's investment policy.

     SECURITIES LENDING

     To generate additional income, each Fund may lend up to 33 1/3% of its total assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The cash collateral received by the Funds was pooled and at June 30, 2004 invested in Repurchase Agreements (with interest rates ranging from 1.30% to 1.68% and maturity dates of July 1, 2004), Commercial Paper (with interest rates ranging from 1.05% to 1.25% and maturity dates ranging from July 2004 to March 2005), and Master Notes (with interest rates ranging from 1.04% to 1.80% and maturity dates ranging from July 2004 to January 2007). Information on the investment of cash collateral is shown in the Schedule of Portfolio Investments. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of collateral, a portion of which is retained by the Advisor. Collateral is marked to market daily to provide a level of collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgement of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. Bank One Trust Company, N.A., an affiliate of the Advisor, serves as sub-custodian for the securities lending program. Bank One Trust Company, N.A. receives a sub-custody fee based on the value of collateral received from borrowers. As of June 30, 2004, the following Funds had securities with

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued
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BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     the following market values on loan and for the fiscal year ended, these Funds paid the following amounts to Bank One Trust Company, N.A. (amounts in thousands):

                                                                                   MARKET       MARKET VALUE
                                                                  SUB-CUSTODY     VALUE OF       OF LOANED
       FUND                                                        FEES PAID     COLLATERAL*     SECURITIES
       ----                                                       -----------    -----------    ------------
       Short-Term Bond Fund.....................................     $174        $  371,359      $  364,025

       Intermediate Bond Fund...................................      246           385,291         380,383

       Bond Fund................................................      708         1,152,116       1,132,741

       Income Bond Fund.........................................      229           414,322         402,981

       Mortgage-Backed Securities Fund..........................        6            14,804          14,492

       Government Bond Fund.....................................      118           205,865         201,111

       Treasury & Agency Fund...................................       27            54,946          53,473

       High Yield Bond Fund.....................................      310           332,796         328,384

     -----------------
     * Includes securities and cash collateral.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividends are recorded on the ex-dividend date. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets. Certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

     FEDERAL INCOME TAXES

     The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

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BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

3. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to the following percentages of the Fund's average daily net assets: 0.55% of the Ultra Short-Term Bond Fund, 0.60% of the Short-Term Bond Fund, the Intermediate Bond Fund, the Bond Fund, and the Income Bond Fund; 0.35% of the Mortgage-Backed Securities Fund; 0.45% of the Government Bond Fund; 0.40% of the Treasury & Agency Fund; and 0.75% of the High Yield Bond Fund.

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an affiliate of Bank One Corporation, are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust average daily net assets (excluding the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund, (the "Investor Funds") and the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund, (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

   Banc One High Yield Partners, LLC (the "Sub-Advisor") serves as sub-advisor to the One Group High Yield Bond Fund. The Sub-Advisor also serves as sub-advisor to that portion of the One Group Income Bond Fund designated by the Advisor for investment in securities which are rated below investment grade or unrated securities and instruments of similar quality. The One Group Income Bond Fund cannot invest more than 30% of its total assets in these types of securities. For its services, the Sub-Advisor is paid a fee by the Advisor under sub-investment advisory agreements between the Advisor and Sub-Advisor. The Sub-Advisor was formed as a limited liability company under an agreement between Pacholder Associates, Inc. ("Pacholder") and the Advisor. Under the limited liability company agreement, Pacholder is responsible for providing portfolio management services on behalf of the Sub-Advisor.

   One Group Dealer Services, Inc., (the "Distributor") an affiliate of Bank One Corporation, serves as Distributor to the Funds. The Trust and the Distributor are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B, and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C shares of each of the Funds. Currently, the Distributor has agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A shares of each Fund, 0.75% of average daily net assets of the Class B shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, and the Treasury & Agency Fund, 0.75% of average daily net assets of the Class C shares of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, and the Treasury & Agency Fund, 0.90% of average daily net assets of the Class B and Class C shares of the Intermediate Bond Fund, the Bond Fund, the Income Bond Fund, the Government Bond Fund, and the High Yield Bond Fund. For the period ended June 30, 2004, the Distributor received $6,154,865 from commissions earned on sales of Class A shares and redemptions of Class B and Class C shares, of which the Distributor re-allowed $384,714 to affiliated broker-dealers of the Funds.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued
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BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The Advisor, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total operating expenses, through October 31, 2004, for the following funds and amounts:

    FUND                                                          CLASS I    CLASS A     CLASS B    CLASS C
    ----                                                          -------    -------     -------    -------
    Ultra Short-Term Bond Fund..................................   0.45%       0.70%      1.20%       1.20%

    Short-Term Bond Fund........................................   0.55        0.80       1.30        1.30

    Intermediate Bond Fund......................................   0.58        0.83       1.48        1.48

    Bond Fund...................................................   0.60        0.85       1.50        1.50

    Income Bond Fund............................................   0.67        0.92       1.57        1.57

    Mortgage-Backed Securities Fund.............................   0.40        0.65         --          --

    Government Bond Fund........................................   0.65        0.90       1.55        1.55

    Treasury & Agency Fund......................................   0.45        0.70       1.20        1.20

    High Yield Bond Fund........................................   0.90        1.15       1.80        1.80

   Waivers in addition to those in the table above are considered voluntary.

   When the Funds invest in One Group Money Market Funds, the Advisor and the Administrator will waive a portion of its fees to eliminate duplicate of fees. These waivers effectively reduce the advisory and administrative fees paid by the Funds, and are reflected in waivers on the Statements of Operations.

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

4. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities and purchased options) for the period ended June 30, 2004, were as follows (amounts in thousands):

    FUND                                                          PURCHASES       SALES
    ----                                                          ---------       -----
    Ultra Short -Term Bond Fund.................................  $1,008,175    $1,029,131

    Short -Term Bond Fund.......................................     768,414       665,859

    Intermediate Bond Fund......................................     349,346       431,043

    Bond Fund...................................................   1,620,269     1,048,658

    Income Bond Fund............................................     403,036       300,806

    Mortgage-Backed Securities Fund.............................     769,012       442,127

    Government Bond Fund........................................     162,726       234,976

    Treasury & Agency Fund......................................      47,939        82,145

    High Yield Bond Fund........................................     868,924       572,826

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

5. FINANCING ARRANGEMENT:

   The Trust and State Street Bank and Trust Company ("State Street") have a financing arrangement. Under this arrangement, State Street provides an unsecured uncommitted credit facility in the aggregate amount of $100 million which expires November 23, 2004. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by State Street at the time of borrowing (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, there were no loans outstanding.

6. INTERFUND LENDING ARRANGEMENT:

   The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other Fund within the Trust at rates beneficial to both the borrowing and lending funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined by averaging the current repurchase agreement rate and the current bank loan rate (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, there were no loans outstanding.

7. FEDERAL TAX INFORMATION:

   The following Funds' net long term capital gains designated for federal income tax purposes differs from the amounts below due to utilization of earnings and profits distributed to shareholders on redemption of shares (amounts in thousands):

    FUND                                                            AMOUNT
    ----                                                            ------
    Treasury & Agency Fund......................................    $1,194

   The tax character of distributions paid during the fiscal year ended June 30, 2004 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                          DISTRIBUTIONS PAID FROM:
                                         ---------------------------
                                            NET             NET             TOTAL                          TOTAL
                                         INVESTMENT      LONG TERM         TAXABLE       TAX RETURN    DISTRIBUTIONS
                                           INCOME      CAPITAL GAINS    DISTRIBUTIONS    OF CAPITAL        PAID
                                         ----------    -------------    -------------    ----------    -------------
    Ultra Short-Term Bond Fund.........   $ 51,820        $   --          $ 51,820         $  --         $ 51,820

    Short-Term Bond Fund...............     35,412            --            35,412            --           35,412

    Intermediate Bond Fund.............     94,714            --            94,714            --           94,714

    Bond Fund..........................    259,957            --           259,957            --          259,957

    Income Bond Fund...................     65,131            --            65,131            --           65,131

    Mortgage-Backed Securities Fund....     60,633            --            60,633            --           60,633

    Government Bond Fund...............     47,554            --            47,554            --           47,554

    Treasury & Agency Fund.............      7,268           947             8,215            --            8,215

    High Yield Bond Fund...............     76,980            --            76,980            --           76,980

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The tax character of distributions paid during the fiscal year ended June 30, 2003 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                          DISTRIBUTIONS PAID FROM:
                                         ---------------------------
                                            NET             NET             TOTAL                          TOTAL
                                         INVESTMENT      LONG TERM         TAXABLE       TAX RETURN    DISTRIBUTIONS
                                           INCOME      CAPITAL GAINS    DISTRIBUTIONS    OF CAPITAL        PAID
                                         ----------    -------------    -------------    ----------    -------------
    Ultra Short-Term Bond Fund.........   $ 43,344        $   --          $ 43,344           $--         $ 43,344

    Short-Term Bond Fund...............     41,205            --            41,205           --            41,205

    Intermediate Bond Fund.............    100,067            --           100,067           --           100,067

    Bond Fund..........................    232,052         3,445           235,497           --           235,497

    Income Bond Fund...................     81,379            --            81,379           --            81,379

    Mortgage-Backed Securities Fund....     55,752           515            56,267           --            56,267

    Government Bond Fund...............     53,215            --            53,215           --            53,215

    Treasury & Agency Fund.............      9,504            --             9,504           --             9,504

    High Yield Bond Fund...............     56,668            --            56,668           --            56,668

   As of June 30, 2004 the components of accumulated earnings/(deficit) on a tax basis was as follows (The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.) (amounts in thousands):

                                                    UNDISTRIBUTED
                                    UNDISTRIBUTED     LONG-TERM                                   ACCUMULATED      UNREALIZED
                                      ORDINARY         CAPITAL      ACCUMULATED   DISTRIBUTIONS   CAPITAL AND    APPRECIATION/
                                       INCOME           GAINS        EARNINGS        PAYABLE      OTHER LOSSES   (DEPRECIATION)
                                    -------------   -------------   -----------   -------------   ------------   --------------
    Ultra Short-Term Bond Fund.....    $ 4,500          $ --          $ 4,500       $ (4,106)       $(21,307)       $  5,630

    Short-Term Bond Fund...........      3,088            --            3,088         (2,812)         (6,139)          5,703

    Intermediate Bond Fund.........      8,325            --            8,325         (8,120)        (12,847)         20,863

    Bond Fund......................     24,644            --           24,644        (23,489)        (27,714)         51,256

    Income Bond Fund...............      5,905            --            5,905         (5,454)        (28,584)         32,230

    Mortgage-Backed Securities
      Fund.........................      6,275            --            6,275         (6,519)        (12,357)          8,705

    Government Bond Fund...........      4,158            --            4,158         (3,961)        (12,910)         33,264

    Treasury & Agency Fund.........        591           367              958           (539)             --           3,208

    High Yield Bond Fund...........     11,581            --           11,581         (7,672)             --         (20,131)

                                        TOTAL
                                     ACCUMULATED
                                      EARNINGS/
                                      (DEFICIT)
                                     -----------
    Ultra Short-Term Bond Fund.....   $(15,283)
    Short-Term Bond Fund...........       (160)
    Intermediate Bond Fund.........      8,221
    Bond Fund......................     24,697
    Income Bond Fund...............      4,097
    Mortgage-Backed Securities
      Fund.........................     (3,896)
    Government Bond Fund...........     20,551
    Treasury & Agency Fund.........      3,627
    High Yield Bond Fund...........    (16,222)

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   As of June 30, 2004, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

                                                         EXPIRES
                           --------------------------------------------------------------------
    FUND                   2005    2006     2007      2008      2009    2010    2011     2012      TOTAL
    ----                   ----    ----     ----      ----      ----    ----    ----     ----      -----
    Ultra Short-Term Bond
      Fund...............  $682   $  139   $   602   $   632   $  762   $322   $3,761   $10,779   $17,679

    Short-Term Bond
      Fund...............   651    2,646     1,623        --      189    112       --       918     6,139

    Intermediate Bond
      Fund...............    --       --        --       620    1,203     --      426    10,051    12,300

    Bond Fund............    --       --        --        --       --     --       --    21,210    21,210

    Income Bond Fund.....    --    2,229    17,780       615    3,376     --       --     2,858    26,858

    Mortgage-Backed
      Securities Fund....    --       --        --        --       --     --       --     7,134     7,134

    Government Bond
      Fund...............    --       --        --    10,261    2,649     --       --        --    12,910

   Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the period ended June 30, 2004, the Funds deferred to July 1, 2004 post October capital losses of (amounts in thousands):

                                                                    CAPITAL LOSSES
                                                                    --------------
    Ultra Short-Term Bond Fund..................................        $3,628

    Intermediate Bond Fund......................................           546

    Bond Fund...................................................         6,504

    Income Bond Fund............................................         1,726

    Mortgage-Backed Securities Fund.............................         5,222

8. OTHER FEDERAL TAX INFORMATION (UNAUDITED):

   For the period ended June 30, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

   For the period ended June 30, 2004, the High Yield Bond Fund paid qualified dividend income of $951,621.

9. LEGAL MATTERS:

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC and other related parties (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with respect to certain mutual funds, including certain Funds of the Trust. In addition, as part of its inquiry of mutual fund practices, the staff of the SEC conducted an examination of the Trust and an investigation of Banc One Investment Advisors Corporation ("BOIA"), advisor to the Trust.

   Immediately following the filing of the Canary Complaint, Bank One and the Trust's Board of Trustees launched an internal review in response to these and other allegations. Additionally, the Board of Trustees established a Special Review Committee to assist it in overseeing the review, as well as regulatory inquires and litigation relating to the issues raised in the Canary Complaint.

   On June 29, 2004, the Advisor entered into agreements with the NYAG and the SEC in resolution of investigations conducted by the NYAG and the SEC into market timing of certain Funds of the Trust, possible late trading of certain Funds

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

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--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   of the Trust and related matters. In its settlement with the SEC, without admitting or denying the findings set forth therein, the Advisor consented to the entry of an order by the SEC (the "SEC Order") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order agreements, the Advisor or its affiliates will pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. The Advisor will identify at a later date those Funds whose management fees will be reduced pursuant to the settlement agreement with the NYAG. In addition, the Advisor has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Trust's Board of Trustees (the "Board") and its chairman, and to ensure compliance with applicable federal securities laws,
   (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act") and the Investment Company Act of 1940 (the "1940 Act"), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   As of June 30, 2004, a number of civil lawsuits, including purported class actions and purported shareholder derivative suits, have been filed against Bank One, the Advisor, the Trust, its Trustees, certain Funds of the Trust, and certain related parties. The lawsuits allege various violations of state and federal laws including, but not limited to, breach of fiduciary duties, making false and misleading statements in prospectuses, and fraud. By order of the Judicial Panel on Multi-district Litigation, these lawsuits were consolidated and transferred to the federal district court in Maryland on February 20, 2004. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matters may be filed against these parties in the future. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. Bank One has publicly announced its intent to make appropriate restitution if it determines that any shareholders of the Funds were damaged by the misconduct on the part of Bank One, its affiliates or their personnel. In keeping with that intent, the entirety of the $50 million paid by the Advisor pursuant to the SEC settlement will be distributed to shareholders in accordance with a plan of distribution to be approved by the SEC.

   The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expenses as it relates to matters described above. A portion of these reimbursements may be from related parties.

10. SUBSEQUENT EVENTS:

   On July 1, 2004, Bank One Corporation, the former corporate parent of the Advisor, Administrator and Distributor, merged into JPMorgan Chase & Co. On that date the Advisor became an affiliate of J.P. Morgan Investment Management Inc. ("JPMIM"), the investment adviser to the JPMorgan Funds. The Advisor and JPMIM will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide the same investment advisory services provided to the Trust and the JPMorgan Funds, respectively.

     COMMON FEE STRUCTURE

     On August 12, 2004, the Board of Trustees of the Trust approved a series of proposals designed to facilitate a common pricing structure with the JPMorgan Funds. These changes, some of which are summarized below, are anticipated to go into effect on February 19, 2005.

     The Advisor will reduce the investment advisory fees it charges with respect to many of the Funds. Effective February 19, 2005, the Advisory Fee will be computed daily and paid monthly, at the following annual rates:
     0.25% of the average daily net assets of the Ultra Short-Term Bond Fund and the Short-Term Bond Fund; 0.30% of the average daily net assets of the Intermediate Bond Fund, the Bond Fund, the Income Bond Fund, the Government Bond Fund and Treasury &

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     Agency Fund; 0.35% of the Mortgage-Backed Securities Fund; and 0.65% of the average daily net assets of the High Yield Bond Fund.

     The JPMorgan Funds will be added to a new fee arrangement with the Administrator and the new fees will be computed daily and paid monthly, at an annual rate of 0.15% on the first $25 billion of the average daily net assets of the Trust and the JPMorgan Funds (excluding the Investor Funds and the series of the Trust and the JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Money Market Funds")); and 0.075% of the average daily net assets of the Trust and the JPMorgan Funds (excluding the Investor Funds and the Money Market Funds) over $25 billion.

     The Board of Trustees has approved amendments to the Funds' Distribution and Shareholder Servicing Plans that will have the effect of removing all shareholder services from the Distribution and Shareholder Servicing Plans and lowering the fees payable under the Plans. Pursuant to a new Combined, Amended and Restated Distribution Plan, the Trust will pay the Distributor a fee of 0.25% of the average daily net assets of the Class A shares, and 0.75% of the average daily net assets of the Class B shares and Class C shares.

     Additionally, the Distributor will begin providing certain shareholder servicing services to the Funds under a separate Shareholder Servicing Agreement with the Funds. Under this agreement, the Trust will pay the Distributor a fee of 0.25% of the average daily net assets attributable to the Class A, Class B, Class C and Class I shares of each Fund.

     COMMON SERVICE PROVIDERS

     On August 12, 2004, the Board of Trustees of the Trust approved an agreement with JPMorgan Chase Bank, an affiliate of the Advisor, the Administrator and the Distributor, to act as the Funds' custodian and fund accounting agent.

     Currently, the Administrator provides fund accounting services under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as the new fund accounting agent effective February 19, 2005. As a result of this appointment, fund accounting fees will be charged as an additional direct fee to the Funds rather than being embedded in the fees under the Administration Agreement.

     The transition of the custody and fund accounting responsibilities to JPMorgan Chase Bank is expected to be completed by December 2004 and is not anticipated to have a significant impact on the Funds' operations or their expenses.

     Additionally, on August 12, 2004, the Board of Trustees approved the appointment of JPMorgan Chase Bank as securities lending agent for the One Group Funds that are permitted to lend their securities concurrent with the appointment of JPMorgan Chase Bank as custodian. Upon appointment of JPMorgan Chase Bank as securities lending agent, Bank One Trust Company, N.A. will no longer serve as sub-custodian.

     MERGER OF FUNDS

     On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of the Trust and the Boards of Directors/Trustees of the JPMorgan Funds indicated in the table below approved management's proposals to merge the following:

                          TARGET FUND                                        ACQUIRING FUND
                          -----------                                        --------------
       JPMorgan Bond Fund II (a series of J.P. Morgan      One Group Bond Fund
         Mutual Fund Select Group)

       JPMorgan U.S. Treasury Income Fund (a series of     One Group Government Bond Fund
         J.P. Morgan Mutual Fund Group)

     Each proposed merger is contingent upon approval from the respective Target Fund's shareholders and regulatory review and receipt of an opinion of counsel to the effect that the merger will qualify as a tax-free reorganization for federal income tax purposes. If approved, the mergers are expected to occur on February 18, 2005, or such later date as the parties to each such merger transaction may agree.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 186

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
One Group Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Ultra Short-Term Bond Fund, the Short-Term Bond Fund, the Intermediate Bond Fund, the Bond Fund, the Income Bond Fund, the Mortgage-Backed Securities Fund, the Government Bond Fund, the Treasury & Agency Fund and the High Yield Bond Fund (nine series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States,) which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 20, 2004

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

TRUSTEES

    NAME AND ADDRESS(1)
         Birthdate                                                                             Other Directorships
 Time Served with the Trust          Principal Occupation During the Past Five Years             Held by Trustee
----------------------------    ----------------------------------------------------------    ---------------------
Peter C. Marshall               From March 2002 to present, self-employed as a business       None
12/10/42                        consultant; March 2000 to February 2002, Senior Vice
5/16/94-present                 President, W.D. Hoard, Inc. (corporate parent of DCI
                                Marketing, Inc.); November 1993 to March 2000, President
                                DCI Marketing, Inc.


Frederick W. Ruebeck            From April 2000 to present, Advisor, Jerome P. Green &        None
10/8/39                         Associates, LLC (a broker-dealer); January 2000 to April
5/16/94-present                 2000, self- employed as a consultant; June 1988 to
                                December 1999, Director of Investments, Eli Lilly and
                                Company.


Robert A. Oden, Jr.             From July 2002 to present, President, Carleton College;       None
9/11/46                         1995 to July 2002, President, Kenyon College.
6/25/97-present


John F. Finn                    From 1975 to present, President, Gardner, Inc. (wholesale     Director,
11/15/47                        distributor to outdoor power equipment industry).             Cardinal Health, Inc.
5/21/98-present


Marilyn McCoy                   From 1985 to present, Vice President of Administration and    None
3/18/48                         Planning, Northwestern University.
4/28/99-present


Julius L. Pallone               From 1994 to present, President, J.L. Pallone Associates      None
5/26/30                         (insurance consultant).
4/28/99-present


Donald L. Tuttle                From 1995 to present, Vice President, Association for         None
10/6/34                         Investment Management and Research.
4/28/99-present

------------

(1) The address of each Trustee is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Trustee is indefinite except in the case of Mr. Pallone whose term expires on June 30, 2005. As of June 30, 2004, there were 58 portfolios within the Fund complex.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004
Continued

 188

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

OFFICERS

    NAME AND ADDRESS(1)
         BIRTHDATE
     POSITION HELD AND
 TIME SERVED WITH THE TRUST          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
----------------------------   ------------------------------------------------------------
David J. Kundert               From 1995 to present, Chairman and Chief Executive Officer,
10/28/42                       Bank One Investment Management Group. Since 1992, President
President                      and Chief Executive Officer, Banc One Investment Advisors
10/15/03-present               Corporation; Director, Banc One Investment Advisors
                               Corporation, One Group Dealer Services, Inc., and One Group
                               Administrative Services, Inc.


Beverly J. Langley             From June 1992 to present, Senior Compliance Director of
10/4/56                        Banc One Investment Advisors Corporation.
Vice President
8/15/02-present


Nadeem Yousaf(2)               From August 1999 to present, Vice President, Financial
1/26/69                        Services, BISYS Fund Services, Inc. From March 1997 to June
Treasurer                      1999, Director of Canadian Operations, Investor Bank and
11/13/03-present               Trust.


Scott E. Richter               From February 2003 to present, Senior Associate General
7/4/56                         Counsel, Bank One Corporation. From November 1998 to January
Secretary                      2003, Deputy General Counsel, Institutional Division,
10/15/03-present               INVESCO. From January 1997 to October 1998, Associate
                               General Counsel, Piper Capital Management.


Jessica K. Ditullio            From January 2000 to present, First Vice President and
9/19/62                        Counsel, Bank One Corporation. From August 1990 to January
Assistant Secretary            2000, Counsel, Bank One Corporation.
1/1/00-present


Nancy E. Fields                From October 1999 to present, Director, Mutual Fund
6/22/49                        Administration, One Group Administrative Services, Inc. and
Assistant Secretary            Senior Project Manager, Mutual Funds, One Group Dealer
1/1/00-present                 Services, Inc. From July 1999 to October 1999, Project
                               Manager, One Group, Banc One Investment Advisors Corp. From
                               January 1998 to July 1999, Vice President, Ohio Bankers
                               Association. From July 1990 through December 1997,


Alaina Metz                    Vice President, Client Services, BISYS Fund Services, Inc.
4/7/67                         From January 2002 to present, Vice President, Regulatory
Assistant Secretary            Services, BISYS Fund Services, Inc. From June 1995 to
11/1/95-present                January 2002, Chief Administrative Officer, Blue Sky
                               Compliance, BISYS Fund Services, Inc.

------------

(1) The address of each officer is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Officer is indefinite. As of June 30, 2004, there were 58 portfolios within the Fund complex.

(2) On July 12, 2004, Stephanie J. Dorsey was appointed to serve as Treasurer to the Trust.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2004, and continued to hold your shares at the end of the reporting period, June 30, 2004.

In order to comply with newly issued regulatory requirements, the beginning account value of this example will be $1,000. While this represents a change from the action outlined in One Group Mutual Funds' Commitment to Fund Shareholders, this change will make it easier for shareholders to (1) estimate their actual expenses, e.g. for shareholders holding less than $10,000 in a fund, and (2) compare this information to similar information provided by other mutual funds.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                           EXPENSES PAID
                                                             ENDING            DURING
                                          BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                       ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                       JANUARY 1, 2004      30, 2004          2004(1)
                                       ---------------    -------------    --------------
ULTRA SHORT-TERM BOND FUND
 Class I    Actual...................      $1,000            $1,008            $2.24
            Hypothetical(6)..........      $1,000            $1,023            $2.27
 Class A    Actual...................      $1,000            $1,007            $3.49
            Hypothetical(6)..........      $1,000            $1,022            $3.53
 Class B    Actual...................      $1,000            $1,005            $5.98
            Hypothetical(6)..........      $1,000            $1,019            $6.05
 Class C    Actual...................      $1,000            $1,005            $5.98
            Hypothetical(6)..........      $1,000            $1,019            $6.05

SHORT-TERM BOND FUND
 Class I    Actual...................      $1,000            $1,002            $2.74
            Hypothetical(6)..........      $1,000            $1,022            $2.77
 Class A    Actual...................      $1,000            $  999            $3.98
            Hypothetical(6)..........      $1,000            $1,021            $4.03
 Class B    Actual...................      $1,000            $  997            $6.46
            Hypothetical(6)..........      $1,000            $1,019            $6.55
 Class C    Actual...................      $1,000            $  997            $6.46
            Hypothetical(6)..........      $1,000            $1,019            $6.55

                   COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
            -----------------------------------------------------------
            INVESTMENT                                                     ANNUALIZED
             ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
             FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
            ----------    --------------    ------------    -----------    ----------
ULTRA SHOR
 Class I      $1.20           $0.78            $  --           $0.26          0.45%
              $1.21           $0.79            $  --           $0.27          0.45%
 Class A      $1.20           $0.78            $1.25           $0.26          0.70%
              $1.21           $0.79            $1.26           $0.27          0.70%
 Class B      $1.20           $0.78            $3.74           $0.26          1.20%
              $1.21           $0.79            $3.78           $0.27          1.20%
 Class C      $1.20           $0.78            $3.74           $0.26          1.20%
              $1.21           $0.79            $3.78           $0.27          1.20%
SHORT-TERM
 Class I      $1.69           $0.80            $  --           $0.25          0.55%
              $1.71           $0.81            $  --           $0.25          0.55%
 Class A      $1.69           $0.80            $1.24           $0.25          0.80%
              $1.71           $0.81            $1.26           $0.25          0.80%
 Class B      $1.68           $0.80            $3.73           $0.25          1.30%
              $1.71           $0.81            $3.78           $0.25          1.30%
 Class C      $1.68           $0.80            $3.73           $0.25          1.30%
              $1.71           $0.81            $3.78           $0.25          1.30%

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

 190

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

                                                                           EXPENSES PAID
                                                             ENDING            DURING
                                          BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                       ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                       JANUARY 1, 2004      30, 2004          2004(1)
                                       ---------------    -------------    --------------
INTERMEDIATE BOND FUND
 Class I    Actual...................      $1,000            $1,003            $2.91
            Hypothetical(6)..........      $1,000            $1,022            $2.95
 Class A    Actual...................      $1,000            $1,002            $4.16
            Hypothetical(6)..........      $1,000            $1,021            $4.21
 Class B    Actual...................      $1,000            $  999            $7.39
            Hypothetical(6)..........      $1,000            $1,018            $7.49
 Class C    Actual...................      $1,000            $  998            $7.39
            Hypothetical(6)..........      $1,000            $1,018            $7.49

BOND FUND
 Class I    Actual...................      $1,000            $1,005            $2.95
            Hypothetical(6)..........      $1,000            $1,022            $2.98
 Class A    Actual...................      $1,000            $1,003            $4.20
            Hypothetical(6)..........      $1,000            $1,021            $4.24
 Class B    Actual...................      $1,000            $1,001            $7.43
            Hypothetical(6)..........      $1,000            $1,018            $7.52
 Class C    Actual...................      $1,000            $1,000            $7.43
            Hypothetical(6)..........      $1,000            $1,018            $7.52

INCOME BOND FUND
 Class I    Actual...................      $1,000            $1,004            $3.09
            Hypothetical(6)..........      $1,000            $1,022            $3.12
 Class A    Actual...................      $1,000            $1,003            $4.34
            Hypothetical(6)..........      $1,000            $1,021            $4.38
 Class B    Actual...................      $1,000            $1,000            $7.56
            Hypothetical(6)..........      $1,000            $1,017            $7.66
 Class C    Actual...................      $1,000            $1,000            $7.55
            Hypothetical(6)..........      $1,000            $1,017            $7.65

MORTGAGE-BACKED SECURITIES FUND
Class I     Actual...................      $1,000            $1,011            $2.00
            Hypothetical(6)..........      $1,000            $1,023            $2.01
 Class A    Actual...................      $1,000            $1,011            $3.25
            Hypothetical(6)..........      $1,000            $1,022            $3.27

GOVERNMENT BOND FUND
 Class I    Actual...................      $1,000            $1,004            $3.12
            Hypothetical(6)..........      $1,000            $1,022            $3.15
 Class A    Actual...................      $1,000            $1,002            $4.36
            Hypothetical(6)..........      $1,000            $1,021            $4.41
 Class B    Actual...................      $1,000            $1,000            $7.59
            Hypothetical(6)..........      $1,000            $1,017            $7.69
 Class C    Actual...................      $1,000            $1,000            $7.59
            Hypothetical(6)..........      $1,000            $1,017            $7.69

TREASURY & AGENCY FUND
 Class I    Actual...................      $1,000            $1,000            $1.99
            Hypothetical(6)..........      $1,000            $1,023            $2.02
 Class A    Actual...................      $1,000            $  997            $3.23
            Hypothetical(6)..........      $1,000            $1,022            $3.28
 Class B    Actual...................      $1,000            $  995            $5.71
            Hypothetical(6)..........      $1,000            $1,019            $5.80

                   COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
            -----------------------------------------------------------
            INVESTMENT                                                     ANNUALIZED
             ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
             FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
            ----------    --------------    ------------    -----------    ----------
INTERMEDIA
 Class I      $1.86           $0.78            $  --           $0.27          0.58%
              $1.89           $0.79            $  --           $0.27          0.58%
 Class A      $1.86           $0.78            $1.25           $0.27          0.83%
              $1.89           $0.79            $1.26           $0.27          0.83%
 Class B      $1.86           $0.78            $4.48           $0.27          1.49%
              $1.89           $0.79            $4.54           $0.27          1.49%
 Class C      $1.86           $0.78            $4.48           $0.27          1.49%
              $1.89           $0.79            $4.54           $0.27          1.49%
BOND FUND
 Class I      $2.00           $0.79            $  --           $0.16          0.59%
              $2.02           $0.80            $  --           $0.16          0.59%
 Class A      $2.00           $0.79            $1.25           $0.16          0.84%
              $2.02           $0.80            $1.26           $0.16          0.84%
 Class B      $2.00           $0.79            $4.48           $0.16          1.49%
              $2.02           $0.80            $4.54           $0.16          1.49%
 Class C      $2.00           $0.79            $4.48           $0.16          1.49%
              $2.02           $0.80            $4.54           $0.16          1.49%
INCOME BON
 Class I      $2.23           $0.77            $  --           $0.09          0.62%
              $2.25           $0.78            $  --           $0.09          0.62%
 Class A      $2.23           $0.77            $1.25           $0.09          0.87%
              $2.25           $0.78            $1.26           $0.09          0.87%
 Class B      $2.22           $0.77            $4.48           $0.09          1.52%
              $2.25           $0.78            $4.54           $0.09          1.52%
 Class C      $2.22           $0.77            $4.47           $0.09          1.52%
              $2.25           $0.78            $4.53           $0.09          1.52%
MORTGAGE-B
Class I       $1.10           $0.78            $  --           $0.12          0.40%
              $1.11           $0.78            $  --           $0.12          0.40%
 Class A      $1.10           $0.78            $1.25           $0.12          0.65%
              $1.11           $0.78            $1.26           $0.12          0.65%
GOVERNMENT
 Class I      $1.89           $0.80            $  --           $0.43          0.62%
              $1.91           $0.81            $  --           $0.43          0.62%
 Class A      $1.88           $0.80            $1.25           $0.43          0.87%
              $1.91           $0.81            $1.26           $0.43          0.87%
 Class B      $1.88           $0.80            $4.48           $0.43          1.53%
              $1.91           $0.81            $4.54           $0.43          1.53%
 Class C      $1.88           $0.80            $4.48           $0.43          1.53%
              $1.91           $0.81            $4.54           $0.43          1.53%
TREASURY &
 Class I      $0.99           $0.80            $  --           $0.20          0.40%
              $1.00           $0.81            $  --           $0.21          0.40%
 Class A      $0.99           $0.80            $1.24           $0.20          0.65%
              $1.00           $0.81            $1.26           $0.21          0.65%
 Class B      $0.99           $0.80            $3.72           $0.20          1.15%
              $1.00           $0.81            $3.78           $0.21          1.15%

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

BOND FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

                                                                           EXPENSES PAID
                                                             ENDING            DURING
                                          BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                       ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                       JANUARY 1, 2004      30, 2004          2004(1)
                                       ---------------    -------------    --------------
HIGH YIELD BOND FUND
 Class I    Actual...................      $1,000            $1,024            $4.29
            Hypothetical(6)..........      $1,000            $1,021            $4.29
 Class A    Actual...................      $1,000            $1,023            $5.54
            Hypothetical(6)..........      $1,000            $1,020            $5.55
 Class B    Actual...................      $1,000            $1,018            $8.79
            Hypothetical(6)..........      $1,000            $1,016            $8.82
 Class C    Actual...................      $1,000            $1,019            $8.79
            Hypothetical(6)..........      $1,000            $1,016            $8.82

                   COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
            -----------------------------------------------------------
            INVESTMENT                                                     ANNUALIZED
             ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
             FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
            ----------    --------------    ------------    -----------    ----------
HIGH YIELD
 Class I      $3.23           $0.79            $  --           $0.27          0.85%
              $3.23           $0.79            $  --           $0.27          0.85%
 Class A      $3.22           $0.79            $1.26           $0.27          1.10%
              $3.23           $0.79            $1.26           $0.27          1.10%
 Class B      $3.22           $0.78            $4.52           $0.27          1.75%
              $3.23           $0.79            $4.53           $0.27          1.75%
 Class C      $3.22           $0.78            $4.52           $0.27          1.75%
              $3.23           $0.79            $4.53           $0.27          1.75%

------------

(1) Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(2) Investment Advisory Fees are paid to Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation, for investment advisory services. See Notes to Financial Statements for details.

(3) Administration Fees are paid to One Group Administrative Services, Inc., an affiliate of Bank One Corporation, for various administrative services, including among other things fund accounting, shareholder and broker/dealer service support, providing office space for the Funds, preparing and filing various forms required by the Securities and Exchange Commission, and working with the other service providers to the Funds to implement policies established by the Board of Trustees. See Notes to Financial Statements for details.

(4) Distribution Fees are paid to One Group Dealer Services, Inc. (the "Distributor"), an affiliate of Bank One Corporation, subject to distribution and shareholder servicing plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor then pays these fees to various financial intermediaries for sales of Fund shares and/or providing services to you, the shareholder. Some distribution fees are retained by the Distributor for other distribution activities relating to the Funds. See Notes to Financial Statements for details.

(5) Other Expenses are paid to various service providers that are generally not affiliated with Bank One Corporation. The total dollar amount of these expenses for each Fund is shown in the Statement of Operations and includes items such as (i) custodian fees, (ii) legal fees, (iii)audit fees, (iv) Trustees fees and expenses, (v) transfer agent fees, (iv) registration fees, and (vii) printing and mailing fees.

(6) Represents the hypothetical 5% annual return before expenses.

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS           BOND FUNDS ANNUAL REPORT          June 30, 2004

ANNUAL REPORT

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group Mutual Funds are distributed by One Group
Dealer Services, Inc., which is a subsidiary of JPMorgan
Chase & Co. Affiliates of JPMorgan Chase & Co.
receive fees for providing services to the funds.

Call One Group Dealer Services at 1-800-480-4111 or visit www.onegroup.com for the prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the mutual funds carefully before investing. The prospectus contains this and other information about the mutual funds. Read the prospectus carefully before investing.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-480-4111; (ii) on the funds' website at http://www.onegroup.com; and (iii) on the Commission's website at http://www.sec.gov.

TOG-F-037-AN (8/04)

ASSET ALLOCATION INVESTING

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group
  ANNUAL REPORT
  Twelve Months Ended June 30, 2004

          INVESTOR FUNDS

          Investor Conservative Growth Fund
          Investor Balanced Fund
          Investor Growth & Income Fund
          Investor Growth Fund

NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

ONE GROUP INVESTOR FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Portfolio Performance Reviews ..............................    2

Schedules of Portfolio Investments .........................    5

Statements of Assets and Liabilities .......................    9

Statements of Operations ...................................   10

Statements of Changes in Net Assets ........................   11

Financial Highlights .......................................   16

Notes to Financial Statements ..............................   20

Report of Independent Registered Public Accounting Firm ....   26

Trustees ...................................................   27

Officers ...................................................   28

Shareholder Expense Example.................................   29

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 2

ONE GROUP INVESTOR FUNDS
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

From an interview with Banc One Investment Advisors Corporation's Bala Iyer, Ph.D., CFA and member of the asset allocation committee, Gary Madich, CFA, chairman of the asset allocation committee and chief investment officer of fixed income securities, and Larry Baumgartner, CFA and chief investment officer of equity securities.

WHAT WERE THE FUNDS' TOTAL RETURNS?
For the year ended June 30, 2004, the funds posted the following total returns for their respective Class I shares:

- One Group Investor Conservative Growth Fund: 6.90%

- One Group Investor Balanced Fund: 11.40%

- One Group Investor Growth and Income Fund: 15.98%

- One Group Investor Growth Fund: 20.30%

For information on other share classes and performance comparisons to indexes, see pages 3-4.

WHAT SHOULD SHAREHOLDERS UNDERSTAND ABOUT THE CLIMATE FOR THE FINANCIAL MARKETS? A strong stock market and a generally flat bond market characterized the investment environment during the 12-month period. For stock investors, a strong economy and solid earnings growth were sufficient to offset headwinds resulting from higher long-term interest rates and above-average geopolitical tensions. For fixed income investors, the growing economy put an end to the bond market rally, pushing interest rates higher and prompting the Federal Reserve to tighten monetary policy for the first time in four years.

WHAT WERE YOUR ASSET ALLOCATION STRATEGIES?
The Investor Funds finished the fiscal year with the following asset allocations:

- One Group Investor Conservative Growth Fund: 34.1% equity funds, 64.2% fixed income funds and 1.7% money market funds.

- One Group Investor Balanced Fund: 54.1% equity funds, 44.8% fixed income funds and 1.1% money market funds.

- One Group Investor Growth and Income Fund: 74.3% equity funds, 24.8% fixed income funds and 0.9% money market funds.

- One Group Investor Growth Fund: 94.2% equity funds, 4.9% fixed income funds and 0.9% money market funds.

Within each asset class, the funds were broadly diversified between large-, mid- and small-cap stocks, growth and value stocks, and Treasury, mortgage and corporate bonds. In addition, we enhanced the funds' diversification by increasing exposure to alternative investments, including One Group Market Neutral Fund and One Group High Yield Bond Fund.

DID YOU IMPLEMENT ANY "VALUE-ADDED" ASSET ALLOCATION STRATEGIES DURING THE YEAR? Along with maintaining broadly diversified portfolios*, we attempt to add value for shareholders through "tactical" allocation moves. Within the bond portions of our portfolios we underweighted core bonds by 3% and overweighted high-yield bonds by 2%. Within the equity portions of our portfolios, we overweighted by 1% mid cap stocks in the Balanced Fund and Conservative Growth Fund and small cap stocks in the Growth Fund and Growth and Income Fund.

In addition to our allocation weightings, we made strategic shifts within the equity and alternative investments sectors late in the fiscal year to further diversify the portfolios going forward. For example, we increased the exposure to One Group Market Neutral Fund in each of our funds by 2%. In addition, we increased each fund's international stock exposure by 1%.

--------------------------------------------------------------------------------

* A diversified investment strategy doesn't guarantee a profit or guard against loss.

Please refer to the prospectus and the accompanying financial statements for more information about the funds.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

ONE GROUP INVESTOR FUNDS
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

One Group Investor Conservative Growth Fund

                          Value of $10,000 Investment

                                                                                 LEHMAN BROTHERS
                                                                             INTERMEDIATE AGGREGATE
                                                         CLASS I                   BOND INDEX                  LIPPER MIX
                                                         -------             ----------------------            ----------
12/96                                                   10000.00                    10000.00                    10000.00
6/97                                                    10600.00                    10262.00                    10476.00
6/98                                                    11949.00                    11153.00                    11745.00
6/99                                                    12787.00                    11613.00                    12311.00
6/00                                                    13365.00                    12145.00                    13263.00
6/01                                                    13864.00                    13504.00                    13977.00
6/02                                                    13741.00                    14673.00                    14305.00
6/03                                                    14580.00                    15952.00                    15270.00
6/04                                                    15587.00                    16088.00                    16015.00


                Average Annual Total Return as of June 30, 2004

                                                                 -----------------------------------------------------

                                                                                               1 Year        5 Year
                                                                 -----------------------------------------------------
                                                                  Class I                       6.90%         4.04%
                                                                 -----------------------------------------------------
                                                                  Class A                       6.55%         3.77%
                                                                 -----------------------------------------------------
                                                                  Class A*                      0.99%         2.66%
                                                                 -----------------------------------------------------
                                                                  Class B                       5.77%         2.99%
                                                                 -----------------------------------------------------
                                                                  Class B*                      0.77%         2.64%
                                                                 -----------------------------------------------------
                                                                  Class C                       5.81%         3.00%
                                                                 -----------------------------------------------------
                                                                  Class C*                      4.81%         3.00%
                                                                 -----------------------------------------------------
                                                                  Lehman Brothers
                                                                   Intermediate Aggregate
                                                                   Bond Index                   0.85%         6.74%
                                                                 -----------------------------------------------------
                                                                  Lipper Mix                    5.97%         5.19%
                                                                 -----------------------------------------------------

                            -------------------------
                               Since       Inception
                             Inception       Date
                            -------------------------
                               6.05%       12/10/96
                               5.73%       12/10/96
                               4.98%       12/10/96
                               4.98%       12/10/96
                               4.98%       12/10/96
                               4.97%       12/10/96
                               4.97%       12/10/96
                               6.63%
                               6.58%

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

One Group Investor Balanced Fund

                          Value of $10,000 Investment

                                                                                 LEHMAN BROTHERS
                                                                             INTERMEDIATE AGGREGATE
                                                         CLASS I                   BOND INDEX                  LIPPER MIX
                                                         -------             ----------------------            ----------
12/96                                                   10000.00                    10000.00                    10000.00
6/97                                                    10848.00                    10262.00                    10701.00
6/98                                                    12695.00                    11153.00                    12288.00
6/99                                                    14111.00                    11613.00                    13144.00
6/00                                                    15056.00                    12145.00                    14532.00
6/01                                                    14952.00                    13504.00                    14783.00
6/02                                                    14219.00                    14673.00                    14364.00
6/03                                                    14870.00                    15952.00                    15087.00
6/04                                                    16565.00                    16088.00                    16490.00


                Average Annual Total Return as of June 30, 2004

                                                                 -----------------------------------------------------

                                                                                               1 Year        5 Year
                                                                 -----------------------------------------------------
                                                                  Class I                      11.40%         3.26%
                                                                 -----------------------------------------------------
                                                                  Class A                      11.14%         3.01%
                                                                 -----------------------------------------------------
                                                                  Class A*                      5.30%         1.90%
                                                                 -----------------------------------------------------
                                                                  Class B                      10.36%         2.23%
                                                                 -----------------------------------------------------
                                                                  Class B*                      5.36%         1.88%
                                                                 -----------------------------------------------------
                                                                  Class C                      10.38%         2.23%
                                                                 -----------------------------------------------------
                                                                  Class C*                      9.38%         2.23%
                                                                 -----------------------------------------------------
                                                                  Lehman Brothers
                                                                   Intermediate Aggregate
                                                                   Bond Index                   0.85%         6.74%
                                                                 -----------------------------------------------------
                                                                  Lipper Mix                   10.42%         4.39%
                                                                 -----------------------------------------------------

                            -------------------------
                               Since       Inception
                             Inception       Date
                            -------------------------
                               6.91%       12/10/96
                               6.62%       12/10/96
                               5.87%       12/10/96
                               5.88%       12/10/96
                               5.88%       12/10/96
                               5.86%       12/10/96
                               5.86%       12/10/96
                               6.63%
                               6.97%

* Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

Prior to the inception of Class C (7/1/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Investor Conservative Growth Fund and the Investor Balanced Fund is measured against the Lehman Brothers Intermediate Aggregate Bond Index, an unmanaged index comprised of U.S. Government, mortgage, corporate and asset-backed securities with maturities of one to ten years. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper Mix of the Investor Conservative Growth Fund consists of the average monthly returns of the Lipper 1000 Index (25%), the Lipper International Fund Index (5%), and the Lipper Intermediate U.S. Government Index (70%). The Lipper Universes consist of the equally weighted average monthly return of all the funds within the category.

The Lipper Mix of the Investor Balanced Fund consists of the average monthly returns of the Lipper 1000 Index (45%), the Lipper International Fund Index (5%), and the Lipper Intermediate U.S. Government Index (50%). The Lipper Universes consist of the equally weighted average monthly return of all the funds within the category.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 4

ONE GROUP INVESTOR FUNDS
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

One Group Investor Growth & Income Fund

                          Value of $10,000 Investment

                                                                             S&P SUPERCOMPOSITE 1500
                                                         CLASS I                      INDEX                    LIPPER MIX
                                                         -------             -----------------------           ----------
12/96                                                   10000.00                    10000.00                    10000.00
6/97                                                    11087.00                    11750.00                    10926.00
6/98                                                    13342.00                    15210.00                    12842.00
6/99                                                    15225.00                    18456.00                    14013.00
6/00                                                    16461.00                    19953.00                    15889.00
6/01                                                    15883.00                    17405.00                    15584.00
6/02                                                    14417.00                    14533.00                    14334.00
6/03                                                    14687.00                    14538.00                    14788.00
6/04                                                    17034.00                    17504.00                    16833.00


                Average Annual Total Return as of June 30, 2004

                                                                 -----------------------------------------------------

                                                                                               1 Year        5 Year
                                                                 -----------------------------------------------------
                                                                  Class I                      15.98%         2.27%
                                                                 -----------------------------------------------------
                                                                  Class A                      15.65%         2.00%
                                                                 -----------------------------------------------------
                                                                  Class A*                      9.57%         0.91%
                                                                 -----------------------------------------------------
                                                                  Class B                      14.78%         1.25%
                                                                 -----------------------------------------------------
                                                                  Class B*                      9.78%         0.90%
                                                                 -----------------------------------------------------
                                                                  Class C                      14.88%         1.27%
                                                                 -----------------------------------------------------
                                                                  Class C*                     13.88%         1.27%
                                                                 -----------------------------------------------------
                                                                  S&P SuperComposite 1500      20.40%        -1.05%
                                                                 -----------------------------------------------------
                                                                  Lipper Mix                   15.35%         3.44%
                                                                 -----------------------------------------------------

                            -------------------------
                               Since       Inception
                             Inception       Date
                            -------------------------
                               7.31%       12/10/96
                               7.12%       12/10/96
                               6.36%       12/10/96
                               6.33%       12/10/96
                               6.33%       12/10/96
                               6.34%       12/10/96
                               6.34%       12/10/96
                               7.99%
                               7.09%

*Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

One Group Investor Growth Fund

                          Value of $10,000 Investment

                                                                             S&P SUPERCOMPOSITE 1500
                                                         CLASS I                      INDEX                    LIPPER MIX
                                                         -------             -----------------------           ----------
12/96                                                   10000.00                    10000.00                    10000.00
6/97                                                    11350.00                    11750.00                    11161.00
6/98                                                    14053.00                    15210.00                    13342.00
6/99                                                    16419.00                    18456.00                    14783.00
6/00                                                    18089.00                    19953.00                    17222.00
6/01                                                    17000.00                    17405.00                    16137.00
6/02                                                    14801.00                    14533.00                    14088.00
6/03                                                    14614.00                    14538.00                    14202.00
6/04                                                    17581.00                    17504.00                    16882.00


                Average Annual Total Return as of June 30, 2004

                                                                 -----------------------------------------------------

                                                                                               1 Year        5 Year
                                                                 -----------------------------------------------------
                                                                  Class I                      20.30%         1.38%
                                                                 -----------------------------------------------------
                                                                  Class A                      19.94%         1.15%
                                                                 -----------------------------------------------------
                                                                  Class A*                     13.62%         0.07%
                                                                 -----------------------------------------------------
                                                                  Class B                      19.03%         0.38%
                                                                 -----------------------------------------------------
                                                                  Class B*                     14.03%         0.02%
                                                                 -----------------------------------------------------
                                                                  Class C                      18.99%         0.35%
                                                                 -----------------------------------------------------
                                                                  Class C*                     17.99%         0.35%
                                                                 -----------------------------------------------------
                                                                  S&P SuperComposite 1500      20.40%        -1.05%
                                                                 -----------------------------------------------------
                                                                  Lipper Mix                   20.06%         2.37%
                                                                 -----------------------------------------------------

                            -------------------------
                               Since       Inception
                             Inception       Date
                            -------------------------
                               7.76%       12/10/96
                               7.42%       12/10/96
                               6.66%       12/10/96
                               6.79%       12/10/96
                               6.79%       12/10/96
                               6.77%       12/10/96
                               6.77%       12/10/96
                               7.99%
                               7.19%

*Reflects the Maximum Applicable Sales Charge of 5.25% for Class A shares and the Maximum Contingent Deferred Sales Charge of 5.00% for Class B shares or 1.00% for Class C shares.

The performance data quoted represents past performance and is not an indication of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and NAV will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher. Visit www.onegroup.com to obtain performance data current to the most recent month end. The total return set forth may reflect the waiver of a portion of the fund's fees for certain periods since the inception date; without the waiver, total return would have been lower.

Prior to the inception of Class C (7/1/97), performance is based on Class I share performance adjusted to reflect the deduction of fees and expenses.

The performance of the Investor Growth & Income Fund and the Investor Growth Fund is measured against the S&P SuperComposite 1500 Index, an unmanaged index generally representative of the performance of large and small companies in the U.S. stock market. Investors are unable to purchase the index directly, although they can invest in the underlying securities. The performance of the index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. By contrast, the performance of the fund reflects the deduction of these services as well as the deduction of sales charges on Class A shares and applicable contingent deferred sales charges on Class B and Class C shares.

The Lipper Mix of the Investor Growth & Income Fund consists of the average monthly returns of the Lipper 1000 Index (60%), the Lipper International Fund Index (10%), and the Lipper Intermediate U.S. Government Index (30%). The Lipper Universes consist of the equally weighted average monthly return of all the funds within the category.

The Lipper Mix of the Investor Growth Fund consists of the average monthly returns of the Lipper 1000 Index (80%), the Lipper International Fund Index (10%), and the Lipper Intermediate U.S. Government Index (10%). The Lipper Universes consist of the equally weighted average monthly return of all the funds within the category.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

ONE GROUP INVESTOR CONSERVATIVE GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

SHARES           SECURITY DESCRIPTION           VALUE($)
------   -------------------------------------  --------
INVESTMENT COMPANIES (99.7%):
 6,697   One Group Bond Fund, Class I (b).....   72,124
 3,080   One Group Diversified Equity Fund,
           Class I (b)........................   35,913
 1,034   One Group Diversified International
           Fund, Class I (b)..................   14,534
   764   One Group Diversified Mid Cap Fund,
           Class I (b)........................   14,463
 2,149   One Group Equity Income Fund, Class I
           (b)................................   35,823
 7,115   One Group Government Bond Fund, Class
           I (b)..............................   72,221
 7,019   One Group High Yield Bond Fund, Class
           I (b)..............................   57,419
11,053   One Group Income Bond Fund, Class I
           (b)................................   86,438
 6,106   One Group Intermediate Bond Fund,
           Class I (b)........................   64,841
   833   One Group International Equity Index
           Fund, Class I (b)..................   14,590
 2,471   One Group Large Cap Growth Fund,
           Class I (b) (c)....................   35,976

SHARES           SECURITY DESCRIPTION           VALUE($)
------   -------------------------------------  --------
INVESTMENT COMPANIES, CONTINUED:
 2,004   One Group Large Cap Value Fund, Class
           I (b)..............................   28,775
 4,054   One Group Market Neutral Fund, Class
           I (b)..............................   43,140
   322   One Group Mid Cap Growth Fund, Class
           I (b) (c)..........................    7,255
   836   One Group Mid Cap Value Fund, Class I
           (b)................................   14,491
12,555   One Group Prime Money Market Fund,
           Class I (b)........................   12,555
 6,776   One Group Short-Term Bond Fund, Class
           I (b)..............................   72,032
 3,642   One Group Ultra Short-Term Bond Fund,
           Class I (b)........................   35,983
                                                -------
  Total Investment Companies                    718,573
                                                -------
Total (Cost $691,874) (a)                       718,573
                                                =======

------------
Percentages indicated are based on net assets of $720,517.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $10,942. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $23,305
                   Unrealized depreciation......................   (7,548)
                                                                  -------
                   Net unrealized appreciation (depreciation)...  $15,757
                                                                  =======

Aggregate cost for federal income tax purposes is substantially the same.

(b) Investment in affiliate.

(c) Non-income producing security.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 6

ONE GROUP INVESTOR BALANCED FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

SHARES          SECURITY DESCRIPTION          VALUE($)
------   -----------------------------------  ---------
INVESTMENT COMPANIES (100.0%):
10,506   One Group Bond Fund, Class I (b)...    113,147
12,189   One Group Diversified Equity Fund,
           Class I (b)......................    142,127
 3,033   One Group Diversified International
           Fund, Class I (b)................     42,651
 3,008   One Group Diversified Mid Cap Fund,
           Class I (b)......................     56,937
 3,401   One Group Equity Income Fund, Class
           I (b)............................     56,694
12,547   One Group Government Bond Fund,
           Class I (b)......................    127,356
15,492   One Group High Yield Bond Fund,
           Class I (b)......................    126,729
19,875   One Group Income Bond Fund, Class I
           (b)..............................    155,420
 6,649   One Group Intermediate Bond Fund,
           Class I (b)......................     70,609
 3,263   One Group International Equity
           Index Fund, Class I (b)..........     57,176
 6,852   One Group Large Cap Growth Fund,
           Class I (b) (c)..................     99,758
 6,888   One Group Large Cap Value Fund,
           Class I (b)......................     98,910

SHARES          SECURITY DESCRIPTION          VALUE($)
------   -----------------------------------  ---------
INVESTMENT COMPANIES, CONTINUED:
 7,977   One Group Market Neutral Fund,
           Class I (b)......................     84,876
 2,495   One Group Mid Cap Growth Fund,
           Class I (b) (c)..................     56,134
 2,455   One Group Mid Cap Value Fund, Class
           I (b)............................     42,573
16,318   One Group Prime Money Market Fund,
           Class I (b)......................     16,318
 2,661   One Group Short-Term Bond Fund,
           Class I (b)......................     28,292
 1,430   One Group Small Cap Growth Fund,
           Class I (b) (c)..................     17,026
   529   One Group Small Cap Value Fund,
           Class I (b)......................     13,162
 1,430   One Group Ultra Short-Term Bond
           Fund, Class I (b)................     14,130
                                              ---------
  Total Investment Companies                  1,420,025
                                              ---------
Total (Cost $1,339,165) (a)                   1,420,025
                                              =========

------------
Percentages indicated are based on net assets of $1,419,491.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $34,115. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 66,034
                   Unrealized depreciation......................   (19,289)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 46,745
                                                                  ========

Aggregate cost for federal income tax purposes is substantially the same.

(b) Investment in affiliate.

(c) Non-income producing security.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

ONE GROUP INVESTOR GROWTH & INCOME FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 INVESTMENT COMPANIES (99.9%):
  6,257     One Group Bond Fund, Class I
              (b)............................     67,390
 15,975     One Group Diversified Equity
              Fund, Class I (b)..............    186,271
  6,017     One Group Diversified
              International Fund, Class I
              (b)............................     84,605
  5,364     One Group Diversified Mid Cap
              Fund, Class I (b)..............    101,544
  6,639     One Group Government Bond Fund,
              Class I (b)....................     67,388
 18,446     One Group High Yield Bond Fund,
              Class I (b)....................    150,887
 15,037     One Group Income Bond Fund, Class
              I (b)..........................    117,591
  1,582     One Group Intermediate Bond Fund,
              Class I (b)....................     16,803
  3,858     One Group International Equity
              Index Fund, Class I (b)........     67,585
 15,167     One Group Large Cap Growth Fund,
              Class I (b) (c)................    220,835

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
INVESTMENT COMPANIES, CONTINUED:
 15,376     One Group Large Cap Value Fund,
              Class I (b)....................    220,794
  9,517     One Group Market Neutral Fund,
              Class I (b)....................    101,262
  4,494     One Group Mid Cap Growth Fund,
              Class I (b) (c)................    101,107
  4,883     One Group Mid Cap Value Fund,
              Class I (b)....................     84,675
 16,065     One Group Prime Money Market
              Fund, Class I (b)..............     16,065
  4,864     One Group Small Cap Growth Fund,
              Class I (b) (c)................     57,930
  1,293     One Group Small Cap Value Fund,
              Class I (b)....................     32,155
                                               ---------
  Total Investment Companies                   1,694,887
                                               ---------
Total (Cost $1,585,630) (a)                    1,694,887
                                               =========

------------
Percentages indicated are based on net assets of $1,695,737.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $58,879. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 82,385
                   Unrealized depreciation......................   (32,007)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 50,378
                                                                  ========

Aggregate cost for federal income tax purposes is substantially the same.

(b) Investment in affiliate.

(c) Non-income producing security.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 8

ONE GROUP INVESTOR GROWTH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 INVESTMENT COMPANIES (99.8%):
 13,282     One Group Diversified Equity
              Fund, Class I (b)..............    154,868
  4,402     One Group Diversified
              International Fund, Class I
              (b)............................     61,893
  3,817     One Group Diversified Mid Cap
              Fund, Class I (b)..............     72,256
  6,218     One Group High Yield Bond Fund,
              Class I (b)....................     50,866
  3,609     One Group International Equity
              Index Fund, Class I (b)........     63,234
  9,921     One Group Large Cap Growth Fund,
              Class I (b) (c)................    144,456
 11,456     One Group Large Cap Value Fund,
              Class I (b)....................    164,509
  5,767     One Group Market Neutral Fund,
              Class I (b)....................     61,363

 SHARES           SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
INVESTMENT COMPANIES, CONTINUED:
  3,658     One Group Mid Cap Growth Fund,
              Class I (b) (c)................     82,312
  5,374     One Group Mid Cap Value Fund,
              Class I (b)....................     93,181
  8,860     One Group Prime Money Market
              Fund, Class I (b)..............      8,860
  2,964     One Group Small Cap Growth Fund,
              Class I (b) (c)................     35,301
  1,615     One Group Small Cap Value Fund,
              Class I (b)....................     40,154
                                               ---------
  Total Investment Companies                   1,033,253
                                               ---------
Total (Cost $952,317) (a)                      1,033,253
                                               =========

------------
Percentages indicated are based on net assets of $1,035,722.

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax reporting of $29,211. Cost for federal income tax purposes differs from market value by net unrealized appreciation (depreciation) of securities as follows (amounts in thousands):

                   Unrealized appreciation......................  $ 74,499
                   Unrealized depreciation......................   (22,774)
                                                                  --------
                   Net unrealized appreciation (depreciation)...  $ 51,725
                                                                  ========

Aggregate cost for federal income tax purposes is substantially the same.

(b) Investment in affiliate.

(c) Non-income producing security.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                         INVESTOR
                                                       CONSERVATIVE     INVESTOR      INVESTOR       INVESTOR
                                                          GROWTH        BALANCED      GROWTH &        GROWTH
                                                           FUND           FUND       INCOME FUND       FUND
                                                       ------------    ----------    -----------    ----------
ASSETS:
Affiliated Investments, at cost......................    $691,874      $1,339,165    $1,585,630     $  952,317
Unrealized appreciation (depreciation) from
  investments........................................      26,699          80,860       109,257         80,936
                                                         --------      ----------    ----------     ----------
Investments, at value................................     718,573       1,420,025     1,694,887      1,033,253
Cash.................................................          --              --            --            693
Dividends receivable.................................       2,067           3,566         3,308          1,337
Receivable for capital shares issued.................       2,834           4,677         4,348          1,914
Prepaid expenses and other receivables...............           7              13            16             11
                                                         --------      ----------    ----------     ----------
Total Assets.........................................     723,481       1,428,281     1,702,559      1,037,208
                                                         --------      ----------    ----------     ----------
LIABILITIES:
Dividends payable....................................       1,532           6,195         3,930             --
Payable for capital shares redeemed..................         925           1,568         1,598            726
Accrued expenses and other payables:
  Investment advisory fees...........................          29              57            68              9
  Administration fees................................          53              88            99             50
  Distribution fees..................................         358             722           807            591
  Other..............................................          67             160           320            110
                                                         --------      ----------    ----------     ----------
Total Liabilities....................................       2,964           8,790         6,822          1,486
                                                         --------      ----------    ----------     ----------
NET ASSETS:
Capital..............................................     709,304       1,396,079     1,710,697      1,044,927
Undistributed (distributions in excess of) net
  investment income from affiliates..................          (7)            (31)          (17)           (16)
Accumulated undistributed net realized gains (losses)
  from investment transactions and distributions from
  affiliated investment companies....................     (15,479)        (57,417)     (124,200)       (90,125)
Net unrealized appreciation (depreciation) from
  investments in affiliates..........................      26,699          80,860       109,257         80,936
                                                         --------      ----------    ----------     ----------
Net Assets...........................................    $720,517      $1,419,491    $1,695,737     $1,035,722
                                                         ========      ==========    ==========     ==========
NET ASSETS:
  Class I............................................    $ 67,026      $   67,083    $  211,071     $   35,731
  Class A............................................     284,164         611,738       646,157        357,752
  Class B............................................     310,028         651,035       748,590        571,624
  Class C............................................      59,299          89,635        89,919         70,615
                                                         --------      ----------    ----------     ----------
Total................................................    $720,517      $1,419,491    $1,695,737     $1,035,722
                                                         ========      ==========    ==========     ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I............................................       6,229           5,797        17,263          2,733
  Class A............................................      26,479          52,891        52,344         27,643
  Class B............................................      28,883          56,369        60,901         44,584
  Class C............................................       5,535           7,806         7,391          5,576
                                                         --------      ----------    ----------     ----------
Total................................................      67,126         122,863       137,899         80,536
                                                         ========      ==========    ==========     ==========
Net Asset Value
  Class I -- Offering and redemption price per
    share............................................    $  10.76      $    11.57    $    12.23     $    13.08
                                                         ========      ==========    ==========     ==========
  Class A -- Redemption price per share..............    $  10.73      $    11.57    $    12.34     $    12.94
                                                         ========      ==========    ==========     ==========
      Maximum sales charge...........................       5.25%           5.25%         5.25%          5.25%
                                                         ========      ==========    ==========     ==========
      Maximum offering price per share (100%/(100%-
         maximum sales charge) of net asset value
         adjusted to the nearest cent)...............    $  11.32      $    12.21    $    13.02     $    13.66
                                                         ========      ==========    ==========     ==========
  Class B -- Offering price per share (a)............    $  10.73      $    11.55    $    12.29     $    12.82
                                                         ========      ==========    ==========     ==========
  Class C -- Offering price per share (a)............    $  10.71      $    11.48    $    12.17     $    12.66
                                                         ========      ==========    ==========     ==========

------------
(a) Redemption price per Class B and Class C share varies based on length of time shares are held.
See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 10

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                                               INVESTOR                   INVESTOR
                                                             CONSERVATIVE    INVESTOR     GROWTH &      INVESTOR
                                                                GROWTH       BALANCED      INCOME        GROWTH
                                                                 FUND          FUND         FUND          FUND
                                                             ------------    --------    -----------    --------
INVESTMENT INCOME:
Dividend income from affiliates............................    $19,227       $ 31,218     $ 26,219      $  7,792
                                                               -------       --------     --------      --------
Total Income...............................................     19,227         31,218       26,219         7,792
                                                               -------       --------     --------      --------
EXPENSES:
Investment advisory fees...................................        293            586          711           443
Administration fees........................................        564            958        1,086           789
Distribution fees (Class A)................................        694          1,648        1,728           985
Distribution fees (Class B)................................      2,800          5,773        6,592         5,128
Distribution fees (Class C)................................        451            696          711           578
Custodian fees.............................................          4              6            6             3
Legal and audit fees.......................................         14             24           30            21
Trustees' fees and expenses................................          5             11           14             8
Transfer agent fees........................................        301            619        1,085         1,378
Registration and filing fees...............................         77             86           97            78
Printing and mailing costs.................................         75            149          207           123
Other......................................................         13             21           28            20
                                                               -------       --------     --------      --------
Total expenses before waivers..............................      5,291         10,577       12,295         9,554
Less waivers...............................................       (199)          (471)        (493)         (919)
Less reimbursement for legal matters.......................         (6)           (13)         (15)          (10)
                                                               -------       --------     --------      --------
Net Expenses...............................................      5,086         10,093       11,787         8,625
                                                               -------       --------     --------      --------
Net Investment Income......................................     14,141         21,125       14,432          (833)
                                                               -------       --------     --------      --------
REALIZED/UNREALIZED GAINS (LOSSES) FROM INVESTMENT
  TRANSACTIONS:
Net realized gains (losses) from investment transactions in
  affiliates...............................................     (3,607)        (4,994)     (11,736)      (12,227)
Distributions of realized gains by investment company
  affiliates...............................................      1,088          1,103           --            --
Net change in unrealized appreciation (depreciation) from
  investments in affiliates................................     21,906         95,374      187,029       160,474
                                                               -------       --------     --------      --------
Net realized/unrealized gains (losses) from investment
  transactions in affiliates...............................     19,387         91,483      175,293       148,247
                                                               -------       --------     --------      --------
Change in net assets resulting from operations.............    $33,528       $112,608     $189,725      $147,414
                                                               =======       ========     ========      ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                            INVESTOR CONSERVATIVE            INVESTOR
                                                                 GROWTH FUND              BALANCED FUND
                                                            ----------------------    ----------------------
                                                                  YEAR ENDED                YEAR ENDED
                                                                   JUNE 30,                  JUNE 30,
                                                            ----------------------    ----------------------
                                                              2004         2003          2004         2003
                                                            ---------    ---------    ----------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...................................  $ 14,141     $ 11,107     $   21,125    $ 18,464
  Net realized gains (losses) from investment transactions
    in affiliates.........................................    (3,607)      (9,142)        (4,994)    (28,905)
  Distributions of realized gains by investment company
    affiliates............................................     1,088          971          1,103       2,951
  Net change in unrealized appreciation (depreciation)
    from investments in affiliates........................    21,906       19,819         95,374      42,373
                                                            --------     --------     ----------    --------
Change in net assets resulting from operations............    33,528       22,755        112,608      34,883
                                                            --------     --------     ----------    --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
  From net investment income..............................    (1,894)      (1,987)        (1,328)     (1,374)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income..............................    (5,622)      (3,328)       (10,550)     (8,006)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income..............................    (5,681)      (5,272)        (8,195)     (8,342)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income..............................      (946)        (508)        (1,072)       (709)
                                                            --------     --------     ----------    --------
Change in net assets from shareholder distributions.......   (14,143)     (11,095)       (21,145)    (18,431)
                                                            --------     --------     ----------    --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions............   253,439      135,519        424,502     130,108
                                                            --------     --------     ----------    --------
Change in net assets......................................   272,824      147,179        515,965     146,560
NET ASSETS:
  Beginning of period.....................................   447,693      300,514        903,526     756,966
                                                            --------     --------     ----------    --------
  End of period...........................................  $720,517     $447,693     $1,419,491    $903,526
                                                            ========     ========     ==========    ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 12

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                            INVESTOR GROWTH                INVESTOR
                                                             & INCOME FUND               GROWTH FUND
                                                        ------------------------    ----------------------
                                                               YEAR ENDED                 YEAR ENDED
                                                                JUNE 30,                   JUNE 30,
                                                        ------------------------    ----------------------
                                                           2004          2003          2004         2003
                                                        ----------    ----------    ----------    --------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income...............................  $   14,432    $   13,691    $     (833)   $    659
  Net realized gains (losses) from investment
    transactions in affiliates........................     (11,736)      (57,211)      (12,227)    (31,369)
  Distributions of realized gains by investment
    company affiliates................................          --         5,027            --       4,092
  Net change in unrealized appreciation (depreciation)
    from investments in affiliates....................     187,029        50,597       160,474      12,093
                                                        ----------    ----------    ----------    --------
Change in net assets resulting from operations........     189,725        12,104       147,414     (14,525)
                                                        ----------    ----------    ----------    --------
DISTRIBUTIONS TO CLASS I SHAREHOLDERS:
  From net investment income..........................      (3,133)       (3,182)           --        (119)
  Return of Capital...................................          --            --           (55)        (91)
DISTRIBUTIONS TO CLASS A SHAREHOLDERS:
  From net investment income..........................      (6,866)       (5,319)           --        (510)
  Return of Capital...................................          --            --          (285)       (393)
DISTRIBUTIONS TO CLASS B SHAREHOLDERS:
  From net investment income..........................      (3,965)       (4,745)           --         (26)
  Return of Capital...................................          --            --            --         (21)
DISTRIBUTIONS TO CLASS C SHAREHOLDERS:
  From net investment income..........................        (469)         (403)           --          (7)
  Return of Capital...................................          --            --            --          (5)
                                                        ----------    ----------    ----------    --------
Change in net assets from shareholder distributions...     (14,433)      (13,649)         (340)     (1,172)
                                                        ----------    ----------    ----------    --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions........     418,998        40,406       189,044      17,338
                                                        ----------    ----------    ----------    --------
Change in net assets..................................     594,290        38,861       336,118       1,641
NET ASSETS:
  Beginning of period.................................   1,101,447     1,062,586       699,604     697,963
                                                        ----------    ----------    ----------    --------
  End of period.......................................  $1,695,737    $1,101,447    $1,035,722    $699,604
                                                        ==========    ==========    ==========    ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                             INVESTOR CONSERVATIVE            INVESTOR
                                                                  GROWTH FUND              BALANCED FUND
                                                             ----------------------    ----------------------
                                                              YEAR ENDED JUNE 30,       YEAR ENDED JUNE 30,
                                                             ----------------------    ----------------------
                                                               2004         2003         2004         2003
                                                             ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued..............................  $ 23,356     $ 15,097     $  25,104    $   7,980
  Dividends reinvested.....................................     1,766        1,892           855        1,203
  Cost of shares redeemed..................................   (17,866)     (17,941)      (11,737)      (6,745)
                                                             --------     --------     ---------    ---------
Change in net assets from Class I capital transactions.....  $  7,256     $   (952)    $  14,222    $   2,438
                                                             ========     ========     =========    =========
CLASS A SHARES:
  Proceeds from shares issued..............................  $210,776     $ 77,852     $ 339,366    $ 127,278
  Dividends reinvested.....................................     4,820        3,071         8,947        7,820
  Cost of shares redeemed..................................   (64,698)     (31,704)     (115,972)     (79,068)
                                                             --------     --------     ---------    ---------
Change in net assets from Class A capital transactions.....  $150,898     $ 49,219     $ 232,341    $  56,030
                                                             ========     ========     =========    =========
CLASS B SHARES:
  Proceeds from shares issued..............................  $121,304     $114,681     $ 216,755    $ 150,331
  Dividends reinvested.....................................     5,244        4,952         7,330        8,362
  Cost of shares redeemed..................................   (61,923)     (47,118)      (87,079)    (105,731)
                                                             --------     --------     ---------    ---------
Change in net assets from Class B capital transactions.....  $ 64,625     $ 72,515     $ 137,006    $  52,962
                                                             ========     ========     =========    =========
CLASS C SHARES:
  Proceeds from shares issued..............................  $ 46,015     $ 22,175     $  57,493    $  27,542
  Dividends reinvested.....................................       724          394           720          565
  Cost of shares redeemed..................................   (16,079)      (7,832)      (17,280)      (9,429)
                                                             --------     --------     ---------    ---------
Change in net assets from Class C capital transactions.....  $ 30,660     $ 14,737     $  40,933    $  18,678
                                                             ========     ========     =========    =========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued...................................................     2,189        1,515         2,212          793
  Reinvested...............................................       166          190            76          121
  Redeemed.................................................    (1,674)      (1,797)       (1,036)        (677)
                                                             --------     --------     ---------    ---------
Change in Class I Shares...................................       681          (92)        1,252          237
                                                             ========     ========     =========    =========
CLASS A SHARES:
  Issued...................................................    19,788        7,804        29,970       12,638
  Reinvested...............................................       454          309           800          788
  Redeemed.................................................    (6,081)      (3,177)      (10,250)      (7,934)
                                                             --------     --------     ---------    ---------
Change in Class A Shares...................................    14,161        4,936        20,520        5,492
                                                             ========     ========     =========    =========
CLASS B SHARES:
  Issued...................................................    11,459       11,538        19,377       14,981
  Reinvested...............................................       495          499           658          844
  Redeemed.................................................    (5,836)      (4,753)       (7,730)     (10,658)
                                                             --------     --------     ---------    ---------
Change in Class B Shares...................................     6,118        7,284        12,305        5,167
                                                             ========     ========     =========    =========
CLASS C SHARES:
  Issued...................................................     4,352        2,227         5,154        2,770
  Reinvested...............................................        68           40            65           57
  Redeemed.................................................    (1,514)        (792)       (1,535)        (940)
                                                             --------     --------     ---------    ---------
Change in Class C Shares...................................     2,906        1,475         3,684        1,887
                                                             ========     ========     =========    =========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 14

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                                INVESTOR GROWTH              INVESTOR
                                                                 & INCOME FUND             GROWTH FUND
                                                             ----------------------    --------------------
                                                              YEAR ENDED JUNE 30,      YEAR ENDED JUNE 30,
                                                             ----------------------    --------------------
                                                               2004         2003         2004        2003
                                                             ---------    ---------    --------    --------
CAPITAL TRANSACTIONS:
CLASS I SHARES:
  Proceeds from shares issued..............................  $  52,068    $  29,276    $  5,054    $  3,282
  Dividends reinvested.....................................      2,544        3,345          34         130
  Cost of shares redeemed..................................    (41,964)     (35,127)     (6,423)     (6,565)
                                                             ---------    ---------    --------    --------
Change in net assets from Class I capital transactions.....  $  12,648    $  (2,506)   $ (1,335)   $ (3,153)
                                                             =========    =========    ========    ========
CLASS A SHARES:
  Proceeds from shares issued..............................  $ 346,059    $  98,256    $167,893    $ 60,245
  Dividends reinvested.....................................      5,731        5,578         276         887
  Cost of shares redeemed..................................   (111,311)     (90,429)    (58,731)    (51,159)
                                                             ---------    ---------    --------    --------
Change in net assets from Class A capital transactions.....  $ 240,479    $  13,405    $109,438    $  9,973
                                                             =========    =========    ========    ========
CLASS B SHARES:
  Proceeds from shares issued..............................  $ 216,284    $ 130,145    $124,920    $ 81,422
  Dividends reinvested.....................................      3,566        5,130          --          46
  Cost of shares redeemed..................................    (86,116)    (123,926)    (64,842)    (84,793)
                                                             ---------    ---------    --------    --------
Change in net assets from Class B capital transactions.....  $ 133,734    $  11,349    $ 60,078    $ (3,325)
                                                             =========    =========    ========    ========
CLASS C SHARES:
  Proceeds from shares issued..............................  $  48,034    $  30,669    $ 31,858    $ 20,833
  Dividends reinvested.....................................        297          330          --           9
  Cost of shares redeemed..................................    (16,194)     (12,841)    (10,995)     (6,999)
                                                             ---------    ---------    --------    --------
Change in net assets from Class C capital transactions.....  $  32,137    $  18,158    $ 20,863    $ 13,843
                                                             =========    =========    ========    ========
SHARE TRANSACTIONS:
CLASS I SHARES:
  Issued...................................................      4,447        2,941         411         328
  Reinvested...............................................        221          340           3          13
  Redeemed.................................................     (3,572)      (3,541)       (526)       (667)
                                                             ---------    ---------    --------    --------
Change in Class I Shares...................................      1,096         (260)       (112)       (326)
                                                             =========    =========    ========    ========
CLASS A SHARES:
  Issued...................................................     29,118        9,747      13,719       6,041
  Reinvested...............................................        491          561          22          93
  Redeemed.................................................     (9,375)      (9,043)     (4,782)     (5,187)
                                                             ---------    ---------    --------    --------
Change in Class A Shares...................................     20,234        1,265       8,959         947
                                                             =========    =========    ========    ========
CLASS B SHARES:
  Issued...................................................     18,474       12,976      10,343       8,211
  Reinvested...............................................        307          519          --           5
  Redeemed.................................................     (7,299)     (12,545)     (5,331)     (8,672)
                                                             ---------    ---------    --------    --------
Change in Class B Shares...................................     11,482          950       5,012        (456)
                                                             =========    =========    ========    ========
CLASS C SHARES:
  Issued...................................................      4,133        3,102       2,680       2,132
  Reinvested...............................................         26           34          --           1
  Redeemed.................................................     (1,384)      (1,294)       (912)       (720)
                                                             ---------    ---------    --------    --------
Change in Class C Shares...................................      2,775        1,842       1,768       1,413
                                                             =========    =========    ========    ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

                      (This page intentionally left blank)

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 16

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                               INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                                      ----------------------------------------   ------------------------
                                                                    NET REALIZED                                  NET
                                          NET ASSET                AND UNREALIZED                              REALIZED
                                           VALUE,        NET           GAINS        TOTAL FROM      NET          GAINS
                                          BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT       ON
                                          OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS
                                          ---------   ----------   --------------   ----------   ----------   -----------

INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 I)
 Year Ended June 30, 2004...............   $10.37       $0.32          $ 0.39         $ 0.71       $(0.32)      $   --
 Year Ended June 30, 2003...............    10.15        0.38            0.22           0.60        (0.38)          --
 Year Ended June 30, 2002...............    10.71        0.43           (0.52)         (0.09)       (0.43)       (0.04)
 Year Ended June 30, 2001...............    11.09        0.52           (0.11)          0.41        (0.52)       (0.27)
 Year Ended June 30, 2000...............    11.20        0.52           (0.03)          0.49        (0.52)       (0.08)

INVESTOR BALANCED FUND (CLASS I)
 Year Ended June 30, 2004...............    10.63        0.26            0.94           1.20        (0.26)          --
 Year Ended June 30, 2003...............    10.48        0.30            0.15           0.45        (0.30)          --
 Year Ended June 30, 2002...............    11.44        0.40           (0.95)         (0.55)       (0.37)       (0.04)
 Year Ended June 30, 2001...............    12.52        0.46           (0.53)         (0.07)       (0.46)       (0.55)
 Year Ended June 30, 2000...............    12.24        0.53            0.27           0.80        (0.49)       (0.03)

INVESTOR GROWTH & INCOME FUND (CLASS I)
 Year Ended June 30, 2004...............    10.71        0.18            1.52           1.70        (0.18)          --
 Year Ended June 30, 2003...............    10.73        0.20           (0.02)          0.18        (0.20)          --
 Year Ended June 30, 2002...............    12.21        0.27           (1.39)         (1.12)       (0.27)       (0.09)
 Year Ended June 30, 2001...............    13.84        0.42           (0.86)         (0.44)       (0.40)       (0.79)
 Year Ended June 30, 2000...............    13.29        0.43            0.63           1.06        (0.42)       (0.09)

INVESTOR GROWTH FUND (CLASS I)
 Year Ended June 30, 2004...............    10.89        0.08            2.13           2.21           --           --
 Year Ended June 30, 2003...............    11.11        0.08           (0.23)         (0.15)       (0.06)          --
 Year Ended June 30, 2002...............    13.06        0.16           (1.83)         (1.67)       (0.12)       (0.16)
 Year Ended June 30, 2001...............    15.33        0.32           (1.15)         (0.83)       (0.25)       (1.19)
 Year Ended June 30, 2000...............    14.39        0.40            1.04           1.44        (0.34)       (0.16)

INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 A)
 Year Ended June 30, 2004...............    10.35        0.29            0.38           0.67        (0.29)          --
 Year Ended June 30, 2003...............    10.13        0.35            0.22           0.57        (0.35)          --
 Year Ended June 30, 2002...............    10.69        0.41           (0.52)         (0.11)       (0.41)       (0.04)
 Year Ended June 30, 2001...............    11.07        0.49           (0.11)          0.38        (0.49)       (0.27)
 Year Ended June 30, 2000...............    11.18        0.49           (0.03)          0.46        (0.49)       (0.08)

INVESTOR BALANCED FUND (CLASS A)
 Year Ended June 30, 2004...............    10.63        0.24            0.94           1.18        (0.24)          --
 Year Ended June 30, 2003...............    10.48        0.28            0.15           0.43        (0.28)          --
 Year Ended June 30, 2002...............    11.44        0.34           (0.92)         (0.58)       (0.34)       (0.04)
 Year Ended June 30, 2001...............    12.52        0.43           (0.53)         (0.10)       (0.43)       (0.55)
 Year Ended June 30, 2000...............    12.24        0.47            0.30           0.77        (0.46)       (0.03)

INVESTOR GROWTH & INCOME FUND (CLASS A)
 Year Ended June 30, 2004...............    10.81        0.15            1.54           1.69        (0.16)          --
 Year Ended June 30, 2003...............    10.83        0.18           (0.02)          0.16        (0.18)          --
 Year Ended June 30, 2002...............    12.33        0.25           (1.41)         (1.16)       (0.25)       (0.09)
 Year Ended June 30, 2001...............    13.96        0.36           (0.83)         (0.47)       (0.37)       (0.79)
 Year Ended June 30, 2000...............    13.40        0.39            0.65           1.04        (0.39)       (0.09)

INVESTOR GROWTH FUND (CLASS A)
 Year Ended June 30, 2004...............    10.80        0.04            2.11           2.15           --           --
 Year Ended June 30, 2003...............    11.03        0.06           (0.24)         (0.18)       (0.04)          --
 Year Ended June 30, 2002...............    12.97        0.12           (1.80)         (1.68)       (0.10)       (0.16)
 Year Ended June 30, 2001...............    15.25        0.25           (1.11)         (0.86)       (0.23)       (1.19)
 Year Ended June 30, 2000...............    14.30        0.33            1.09           1.42        (0.31)       (0.16)

                                               DISTRIBUTIONS
                                          -----------------------

                                          RETURN
                                            OF          TOTAL
                                          CAPITAL   DISTRIBUTIONS
                                          -------   -------------
INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 I)
 Year Ended June 30, 2004...............  $   --       $(0.32)
 Year Ended June 30, 2003...............      --        (0.38)
 Year Ended June 30, 2002...............      --        (0.47)
 Year Ended June 30, 2001...............      --        (0.79)
 Year Ended June 30, 2000...............      --        (0.60)
INVESTOR BALANCED FUND (CLASS I)
 Year Ended June 30, 2004...............      --        (0.26)
 Year Ended June 30, 2003...............      --        (0.30)
 Year Ended June 30, 2002...............      --        (0.41)
 Year Ended June 30, 2001...............      --        (1.01)
 Year Ended June 30, 2000...............      --        (0.52)
INVESTOR GROWTH & INCOME FUND (CLASS I)
 Year Ended June 30, 2004...............      --        (0.18)
 Year Ended June 30, 2003...............      --        (0.20)
 Year Ended June 30, 2002...............      --        (0.36)
 Year Ended June 30, 2001...............      --        (1.19)
 Year Ended June 30, 2000...............      --        (0.51)
INVESTOR GROWTH FUND (CLASS I)
 Year Ended June 30, 2004...............   (0.02)       (0.02)
 Year Ended June 30, 2003...............   (0.01)       (0.07)
 Year Ended June 30, 2002...............      --        (0.28)
 Year Ended June 30, 2001...............      --        (1.44)
 Year Ended June 30, 2000...............      --        (0.50)
INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 A)
 Year Ended June 30, 2004...............      --        (0.29)
 Year Ended June 30, 2003...............      --        (0.35)
 Year Ended June 30, 2002...............      --        (0.45)
 Year Ended June 30, 2001...............      --        (0.76)
 Year Ended June 30, 2000...............      --        (0.57)
INVESTOR BALANCED FUND (CLASS A)
 Year Ended June 30, 2004...............      --        (0.24)
 Year Ended June 30, 2003...............      --        (0.28)
 Year Ended June 30, 2002...............      --        (0.38)
 Year Ended June 30, 2001...............      --        (0.98)
 Year Ended June 30, 2000...............      --        (0.49)
INVESTOR GROWTH & INCOME FUND (CLASS A)
 Year Ended June 30, 2004...............      --        (0.16)
 Year Ended June 30, 2003...............      --        (0.18)
 Year Ended June 30, 2002...............      --        (0.34)
 Year Ended June 30, 2001...............      --        (1.16)
 Year Ended June 30, 2000...............      --        (0.48)
INVESTOR GROWTH FUND (CLASS A)
 Year Ended June 30, 2004...............   (0.01)       (0.01)
 Year Ended June 30, 2003...............   (0.01)       (0.05)
 Year Ended June 30, 2002...............      --        (0.26)
 Year Ended June 30, 2001...............      --        (1.42)
 Year Ended June 30, 2000...............      --        (0.47)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

--------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                     -----------------------------------------
                                                                                                   RATIO OF
                                         NET ASSET       TOTAL       NET ASSETS,    RATIO OF    NET INVESTMENT
                                          VALUE,        RETURN         END OF       EXPENSES      INCOME TO
                                          END OF       (EXCLUDES       PERIOD      TO AVERAGE      AVERAGE
                                          PERIOD     SALES CHARGE)     (000'S)     NET ASSETS     NET ASSETS
                                         ---------   -------------   -----------   ----------   --------------

INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 I)
  Year Ended June 30, 2004..............  $10.76          6.90%       $ 67,026        0.23%          2.99%
  Year Ended June 30, 2003..............   10.37          6.11          57,536        0.24           3.78
  Year Ended June 30, 2002..............   10.15         (0.89)         57,251        0.23           4.13
  Year Ended June 30, 2001..............   10.71          3.73          58,396        0.20           4.71
  Year Ended June 30, 2000..............   11.09          4.52          52,294        0.20           4.66

INVESTOR BALANCED FUND (CLASS I)
  Year Ended June 30, 2004..............   11.57         11.40          67,083        0.21           2.43
  Year Ended June 30, 2003..............   10.63          4.57          48,314        0.24           3.08
  Year Ended June 30, 2002..............   10.48         (4.90)         45,136        0.22           3.37
  Year Ended June 30, 2001..............   11.44         (0.70)         60,442        0.20           3.94
  Year Ended June 30, 2000..............   12.52          6.69          56,229        0.20           4.10

INVESTOR GROWTH & INCOME FUND (CLASS I)
  Year Ended June 30, 2004..............   12.23         15.98         211,071        0.23           1.59
  Year Ended June 30, 2003..............   10.71          1.87         173,085        0.25           2.00
  Year Ended June 30, 2002..............   10.73         (9.23)        176,206        0.23           2.35
  Year Ended June 30, 2001..............   12.21         (3.51)        160,441        0.20           3.18
  Year Ended June 30, 2000..............   13.84          8.10         207,040        0.20           3.14

INVESTOR GROWTH FUND (CLASS I)
  Year Ended June 30, 2004..............   13.08         20.30          35,731        0.25           0.61
  Year Ended June 30, 2003..............   10.89         (1.26)         30,993        0.25           0.85
  Year Ended June 30, 2002..............   11.11        (12.93)         35,237        0.23           1.35
  Year Ended June 30, 2001..............   13.06         (6.02)         53,171        0.20           2.38
  Year Ended June 30, 2000..............   15.33         10.17          73,483        0.20           2.77

INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 A)
  Year Ended June 30, 2004..............   10.73          6.55         284,164        0.48           2.83
  Year Ended June 30, 2003..............   10.35          5.86         127,434        0.49           3.58
  Year Ended June 30, 2002..............   10.13         (1.13)         74,756        0.48           3.90
  Year Ended June 30, 2001..............   10.69          3.48          39,651        0.45           4.49
  Year Ended June 30, 2000..............   11.07          4.27          31,225        0.45           4.46

INVESTOR BALANCED FUND (CLASS A)
  Year Ended June 30, 2004..............   11.57         11.14         611,738        0.46           2.22
  Year Ended June 30, 2003..............   10.63          4.32         344,041        0.49           2.83
  Year Ended June 30, 2002..............   10.48         (5.13)        281,567        0.48           3.13
  Year Ended June 30, 2001..............   11.44         (0.94)        249,797        0.45           3.66
  Year Ended June 30, 2000..............   12.52          6.43         219,684        0.45           3.82

INVESTOR GROWTH & INCOME FUND (CLASS A)
  Year Ended June 30, 2004..............   12.34         15.65         646,157        0.48           1.38
  Year Ended June 30, 2003..............   10.81          1.60         347,098        0.50           1.76
  Year Ended June 30, 2002..............   10.83         (9.53)        334,005        0.48           2.15
  Year Ended June 30, 2001..............   12.33         (3.71)        372,933        0.45           2.79
  Year Ended June 30, 2000..............   13.96          7.85         299,207        0.45           2.91

INVESTOR GROWTH FUND (CLASS A)
  Year Ended June 30, 2004..............   12.94         19.94         357,752        0.50           0.39
  Year Ended June 30, 2003..............   10.80         (1.55)        201,843        0.50           0.60
  Year Ended June 30, 2002..............   11.03        (13.06)        195,576        0.48           1.02
  Year Ended June 30, 2001..............   12.97         (6.27)        197,065        0.45           1.81
  Year Ended June 30, 2000..............   15.25         10.04         140,449        0.45           2.25

                                             RATIOS/SUPPLEMENTAL DATA
                                          ------------------------------
                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS       PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 I)
  Year Ended June 30, 2004..............       0.23%            7.48%
  Year Ended June 30, 2003..............       0.24            11.05
  Year Ended June 30, 2002..............       0.23             9.21
  Year Ended June 30, 2001..............       0.22             7.82
  Year Ended June 30, 2000..............       0.30            23.76
INVESTOR BALANCED FUND (CLASS I)
  Year Ended June 30, 2004..............       0.21             9.55
  Year Ended June 30, 2003..............       0.24            20.93
  Year Ended June 30, 2002..............       0.23            20.23
  Year Ended June 30, 2001..............       0.22             7.13
  Year Ended June 30, 2000..............       0.27            20.99
INVESTOR GROWTH & INCOME FUND (CLASS I)
  Year Ended June 30, 2004..............       0.23            11.55
  Year Ended June 30, 2003..............       0.25            23.09
  Year Ended June 30, 2002..............       0.23            24.96
  Year Ended June 30, 2001..............       0.24             6.15
  Year Ended June 30, 2000..............       0.28            21.50
INVESTOR GROWTH FUND (CLASS I)
  Year Ended June 30, 2004..............       0.32            13.53
  Year Ended June 30, 2003..............       0.35            15.96
  Year Ended June 30, 2002..............       0.31            29.37
  Year Ended June 30, 2001..............       0.27             7.43
  Year Ended June 30, 2000..............       0.32            28.66
INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 A)
  Year Ended June 30, 2004..............       0.58             7.48
  Year Ended June 30, 2003..............       0.59            11.05
  Year Ended June 30, 2002..............       0.59             9.21
  Year Ended June 30, 2001..............       0.57             7.82
  Year Ended June 30, 2000..............       0.65            23.76
INVESTOR BALANCED FUND (CLASS A)
  Year Ended June 30, 2004..............       0.56             9.55
  Year Ended June 30, 2003..............       0.59            20.93
  Year Ended June 30, 2002..............       0.58            20.23
  Year Ended June 30, 2001..............       0.57             7.13
  Year Ended June 30, 2000..............       0.62            20.99
INVESTOR GROWTH & INCOME FUND (CLASS A)
  Year Ended June 30, 2004..............       0.58            11.55
  Year Ended June 30, 2003..............       0.60            23.09
  Year Ended June 30, 2002..............       0.58            24.96
  Year Ended June 30, 2001..............       0.59             6.15
  Year Ended June 30, 2000..............       0.63            21.50
INVESTOR GROWTH FUND (CLASS A)
  Year Ended June 30, 2004..............       0.67            13.53
  Year Ended June 30, 2003..............       0.70            15.96
  Year Ended June 30, 2002..............       0.66            29.37
  Year Ended June 30, 2001..............       0.62             7.43
  Year Ended June 30, 2000..............       0.67            28.66

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 18

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                               INVESTMENT ACTIVITIES                  DISTRIBUTIONS
                                                      ----------------------------------------   ------------------------
                                                                    NET REALIZED                                  NET
                                          NET ASSET                AND UNREALIZED                              REALIZED
                                           VALUE,        NET           GAINS        TOTAL FROM      NET          GAINS
                                          BEGINNING   INVESTMENT    (LOSSES) ON     INVESTMENT   INVESTMENT       ON
                                          OF PERIOD     INCOME      INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS
                                          ---------   ----------   --------------   ----------   ----------   -----------

INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 B)
 Year Ended June 30, 2004...............   $10.35       $ 0.21         $ 0.38         $ 0.59       $(0.21)      $   --
 Year Ended June 30, 2003...............    10.13         0.28           0.22           0.50        (0.28)          --
 Year Ended June 30, 2002...............    10.69         0.33          (0.52)         (0.19)       (0.33)       (0.04)
 Year Ended June 30, 2001...............    11.08         0.41          (0.12)          0.29        (0.41)       (0.27)
 Year Ended June 30, 2000...............    11.19         0.41          (0.03)          0.38        (0.41)       (0.08)

INVESTOR BALANCED FUND (CLASS B)
 Year Ended June 30, 2004...............    10.61         0.16           0.94           1.10        (0.16)          --
 Year Ended June 30, 2003...............    10.46         0.21           0.15           0.36        (0.21)          --
 Year Ended June 30, 2002...............    11.43         0.26          (0.93)         (0.67)       (0.26)       (0.04)
 Year Ended June 30, 2001...............    12.51         0.35          (0.53)         (0.18)       (0.35)       (0.55)
 Year Ended June 30, 2000...............    12.24         0.37           0.30           0.67        (0.37)       (0.03)

INVESTOR GROWTH & INCOME FUND (CLASS B)
 Year Ended June 30, 2004...............    10.77         0.07           1.52           1.59        (0.07)          --
 Year Ended June 30, 2003...............    10.79         0.10          (0.02)          0.08        (0.10)          --
 Year Ended June 30, 2002...............    12.28         0.16          (1.40)         (1.24)       (0.16)       (0.09)
 Year Ended June 30, 2001...............    13.91         0.27          (0.84)         (0.57)       (0.27)       (0.79)
 Year Ended June 30, 2000...............    13.36         0.29           0.64           0.93        (0.29)       (0.09)

INVESTOR GROWTH FUND (CLASS B)
 Year Ended June 30, 2004...............    10.77        (0.04)          2.09           2.05           --           --
 Year Ended June 30, 2003...............    11.02        (0.02)         (0.23)         (0.25)          --           --(b)
 Year Ended June 30, 2002...............    13.01         0.04          (1.81)         (1.77)       (0.06)       (0.16)
 Year Ended June 30, 2001...............    15.35         0.17          (1.14)         (0.97)       (0.18)       (1.19)
 Year Ended June 30, 2000...............    14.44         0.24           1.07           1.31        (0.24)       (0.16)

INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 C)
 Year Ended June 30, 2004...............    10.33         0.22           0.38           0.60        (0.22)          --
 Year Ended June 30, 2003...............    10.12         0.28           0.21           0.49        (0.28)          --
 Year Ended June 30, 2002...............    10.68         0.33          (0.52)         (0.19)       (0.33)       (0.04)
 Year Ended June 30, 2001...............    11.06         0.41          (0.11)          0.30        (0.41)       (0.27)
 Year Ended June 30, 2000...............    11.17         0.41          (0.03)          0.38        (0.41)       (0.08)

INVESTOR BALANCED FUND (CLASS C)
 Year Ended June 30, 2004...............    10.55         0.16           0.93           1.09        (0.16)          --
 Year Ended June 30, 2003...............    10.41         0.20           0.15           0.35        (0.21)          --
 Year Ended June 30, 2002...............    11.38         0.26          (0.92)         (0.66)       (0.27)       (0.04)
 Year Ended June 30, 2001...............    12.46         0.34          (0.53)         (0.19)       (0.34)       (0.55)
 Year Ended June 30, 2000...............    12.19         0.37           0.30           0.67        (0.37)       (0.03)

INVESTOR GROWTH & INCOME FUND (CLASS C)
 Year Ended June 30, 2004...............    10.66         0.08           1.50           1.58        (0.07)          --
 Year Ended June 30, 2003...............    10.69         0.11          (0.03)          0.08        (0.11)          --
 Year Ended June 30, 2002...............    12.18         0.16          (1.39)         (1.23)       (0.17)       (0.09)
 Year Ended June 30, 2001...............    13.80         0.28          (0.84)         (0.56)       (0.27)       (0.79)
 Year Ended June 30, 2000...............    13.25         0.29           0.64           0.93        (0.29)       (0.09)

INVESTOR GROWTH FUND (CLASS C)
 Year Ended June 30, 2004...............    10.64        (0.03)          2.05           2.02           --           --
 Year Ended June 30, 2003...............    10.89        (0.01)         (0.24)         (0.25)          --           --(b)
 Year Ended June 30, 2002...............    12.86         0.04          (1.79)         (1.75)       (0.06)       (0.16)
 Year Ended June 30, 2001...............    15.19         0.18          (1.14)         (0.96)       (0.18)       (1.19)
 Year Ended June 30, 2000...............    14.30         0.24           1.05           1.29        (0.24)       (0.16)

                                               DISTRIBUTIONS
                                          -----------------------

                                          RETURN
                                            OF          TOTAL
                                          CAPITAL   DISTRIBUTIONS
                                          -------   -------------
INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 B)
 Year Ended June 30, 2004...............  $   --       $(0.21)
 Year Ended June 30, 2003...............      --        (0.28)
 Year Ended June 30, 2002...............      --        (0.37)
 Year Ended June 30, 2001...............      --        (0.68)
 Year Ended June 30, 2000...............      --        (0.49)
INVESTOR BALANCED FUND (CLASS B)
 Year Ended June 30, 2004...............      --        (0.16)
 Year Ended June 30, 2003...............      --        (0.21)
 Year Ended June 30, 2002...............      --        (0.30)
 Year Ended June 30, 2001...............      --        (0.90)
 Year Ended June 30, 2000...............      --        (0.40)
INVESTOR GROWTH & INCOME FUND (CLASS B)
 Year Ended June 30, 2004...............      --        (0.07)
 Year Ended June 30, 2003...............      --        (0.10)
 Year Ended June 30, 2002...............      --        (0.25)
 Year Ended June 30, 2001...............      --        (1.06)
 Year Ended June 30, 2000...............      --        (0.38)
INVESTOR GROWTH FUND (CLASS B)
 Year Ended June 30, 2004...............      --           --
 Year Ended June 30, 2003...............      --(b)        --
 Year Ended June 30, 2002...............      --        (0.22)
 Year Ended June 30, 2001...............      --        (1.37)
 Year Ended June 30, 2000...............      --        (0.40)
INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 C)
 Year Ended June 30, 2004...............      --        (0.22)
 Year Ended June 30, 2003...............      --        (0.28)
 Year Ended June 30, 2002...............      --        (0.37)
 Year Ended June 30, 2001...............      --        (0.68)
 Year Ended June 30, 2000...............      --        (0.49)
INVESTOR BALANCED FUND (CLASS C)
 Year Ended June 30, 2004...............      --        (0.16)
 Year Ended June 30, 2003...............      --        (0.21)
 Year Ended June 30, 2002...............      --        (0.31)
 Year Ended June 30, 2001...............      --        (0.89)
 Year Ended June 30, 2000...............      --        (0.40)
INVESTOR GROWTH & INCOME FUND (CLASS C)
 Year Ended June 30, 2004...............      --        (0.07)
 Year Ended June 30, 2003...............      --        (0.11)
 Year Ended June 30, 2002...............      --        (0.26)
 Year Ended June 30, 2001...............      --        (1.06)
 Year Ended June 30, 2000...............      --        (0.38)
INVESTOR GROWTH FUND (CLASS C)
 Year Ended June 30, 2004...............      --           --
 Year Ended June 30, 2003...............      --(b)        --
 Year Ended June 30, 2002...............      --        (0.22)
 Year Ended June 30, 2001...............      --        (1.37)
 Year Ended June 30, 2000...............      --        (0.40)

------------

(a) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares issued.

(b) Amount is less than $0.01.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

--------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTAL DATA
                                                                     -----------------------------------------
                                                                                                   RATIO OF
                                         NET ASSET       TOTAL       NET ASSETS,    RATIO OF    NET INVESTMENT
                                          VALUE,        RETURN         END OF       EXPENSES      INCOME TO
                                          END OF       (EXCLUDES       PERIOD      TO AVERAGE      AVERAGE
                                          PERIOD     SALES CHARGE)     (000'S)     NET ASSETS     NET ASSETS
                                         ---------   -------------   -----------   ----------   --------------

INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 B)
  Year Ended June 30, 2004..............  $10.73          5.77%       $310,028        1.23%          2.02%
  Year Ended June 30, 2003..............   10.35          5.09         235,561        1.24           2.83
  Year Ended June 30, 2002..............   10.13         (1.86)        156,833        1.23           3.13
  Year Ended June 30, 2001..............   10.69          2.62         131,026        1.20           3.73
  Year Ended June 30, 2000..............   11.08          3.48         117,926        1.20           3.70

INVESTOR BALANCED FUND (CLASS B)
  Year Ended June 30, 2004..............   11.55         10.36         651,035        1.21           1.44
  Year Ended June 30, 2003..............   10.61          3.56         467,665        1.24           2.08
  Year Ended June 30, 2002..............   10.46         (5.92)        406,991        1.23           2.39
  Year Ended June 30, 2001..............   11.43         (1.66)        367,716        1.20           2.92
  Year Ended June 30, 2000..............   12.51          5.58         298,942        1.20           3.04

INVESTOR GROWTH & INCOME FUND (CLASS B)
  Year Ended June 30, 2004..............   12.29         14.78         748,590        1.23           0.61
  Year Ended June 30, 2003..............   10.77          0.84         532,059        1.25           1.01
  Year Ended June 30, 2002..............   10.79        (10.15)        522,731        1.23           1.38
  Year Ended June 30, 2001..............   12.28         (4.41)        487,342        1.20           2.05
  Year Ended June 30, 2000..............   13.91          7.04         362,151        1.20           2.13

INVESTOR GROWTH FUND (CLASS B)
  Year Ended June 30, 2004..............   12.82         19.03         571,624        1.25          (0.38)
  Year Ended June 30, 2003..............   10.77         (2.26)        426,245        1.25          (0.15)
  Year Ended June 30, 2002..............   11.02        (13.74)        441,074        1.23           0.27
  Year Ended June 30, 2001..............   13.01         (6.97)        429,869        1.20           1.08
  Year Ended June 30, 2000..............   15.35          9.14         302,162        1.20           1.41

INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 C)
  Year Ended June 30, 2004..............   10.71          5.81          59,299        1.22           2.08
  Year Ended June 30, 2003..............   10.33          5.01          27,162        1.24           2.87
  Year Ended June 30, 2002..............   10.12         (1.85)         11,674        1.23           3.16
  Year Ended June 30, 2001..............   10.68          2.72           7,336        1.20           3.75
  Year Ended June 30, 2000..............   11.06          3.48           7,207        1.20           3.70

INVESTOR BALANCED FUND (CLASS C)
  Year Ended June 30, 2004..............   11.48         10.38          89,635        1.20           1.48
  Year Ended June 30, 2003..............   10.55          3.55          43,506        1.24           2.13
  Year Ended June 30, 2002..............   10.41         (5.92)         23,272        1.23           2.40
  Year Ended June 30, 2001..............   11.38         (1.67)         17,397        1.20           2.93
  Year Ended June 30, 2000..............   12.46          5.59          16,095        1.20           3.08

INVESTOR GROWTH & INCOME FUND (CLASS C)
  Year Ended June 30, 2004..............   12.17         14.88          89,919        1.23           0.63
  Year Ended June 30, 2003..............   10.66          0.82          49,205        1.25           1.04
  Year Ended June 30, 2002..............   10.69        (10.19)         29,644        1.23           1.36
  Year Ended June 30, 2001..............   12.18         (4.40)         18,361        1.20           2.10
  Year Ended June 30, 2000..............   13.80          7.10          16,944        1.20           2.18

INVESTOR GROWTH FUND (CLASS C)
  Year Ended June 30, 2004..............   12.66         18.99          70,615        1.25          (0.36)
  Year Ended June 30, 2003..............   10.64         (2.26)         40,523        1.25          (0.14)
  Year Ended June 30, 2002..............   10.89        (13.74)         26,076        1.23           0.22
  Year Ended June 30, 2001..............   12.86         (7.01)         18,900        1.20           1.23
  Year Ended June 30, 2000..............   15.19          9.08          19,404        1.20           1.52

                                             RATIOS/SUPPLEMENTAL DATA
                                          ------------------------------
                                             RATIO OF
                                             EXPENSES
                                            TO AVERAGE
                                            NET ASSETS       PORTFOLIO
                                          WITHOUT WAIVERS   TURNOVER (A)
                                          ---------------   ------------
INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 B)
  Year Ended June 30, 2004..............        1.23%           7.48%
  Year Ended June 30, 2003..............        1.24           11.05
  Year Ended June 30, 2002..............        1.23            9.21
  Year Ended June 30, 2001..............        1.22            7.82
  Year Ended June 30, 2000..............        1.30           23.76
INVESTOR BALANCED FUND (CLASS B)
  Year Ended June 30, 2004..............        1.21            9.55
  Year Ended June 30, 2003..............        1.24           20.93
  Year Ended June 30, 2002..............        1.23           20.23
  Year Ended June 30, 2001..............        1.22            7.13
  Year Ended June 30, 2000..............        1.27           20.99
INVESTOR GROWTH & INCOME FUND (CLASS B)
  Year Ended June 30, 2004..............        1.23           11.55
  Year Ended June 30, 2003..............        1.25           23.09
  Year Ended June 30, 2002..............        1.23           24.96
  Year Ended June 30, 2001..............        1.23            6.15
  Year Ended June 30, 2000..............        1.28           21.50
INVESTOR GROWTH FUND (CLASS B)
  Year Ended June 30, 2004..............        1.32           13.53
  Year Ended June 30, 2003..............        1.35           15.96
  Year Ended June 30, 2002..............        1.31           29.37
  Year Ended June 30, 2001..............        1.27            7.43
  Year Ended June 30, 2000..............        1.32           28.66
INVESTOR CONSERVATIVE GROWTH FUND (CLASS
 C)
  Year Ended June 30, 2004..............        1.23            7.48
  Year Ended June 30, 2003..............        1.24           11.05
  Year Ended June 30, 2002..............        1.23            9.21
  Year Ended June 30, 2001..............        1.22            7.82
  Year Ended June 30, 2000..............        1.30           23.76
INVESTOR BALANCED FUND (CLASS C)
  Year Ended June 30, 2004..............        1.22            9.55
  Year Ended June 30, 2003..............        1.24           20.93
  Year Ended June 30, 2002..............        1.23           20.23
  Year Ended June 30, 2001..............        1.22            7.13
  Year Ended June 30, 2000..............        1.27           20.99
INVESTOR GROWTH & INCOME FUND (CLASS C)
  Year Ended June 30, 2004..............        1.23           11.55
  Year Ended June 30, 2003..............        1.25           23.09
  Year Ended June 30, 2002..............        1.23           24.96
  Year Ended June 30, 2001..............        1.24            6.15
  Year Ended June 30, 2000..............        1.28           21.50
INVESTOR GROWTH FUND (CLASS C)
  Year Ended June 30, 2004..............        1.32           13.53
  Year Ended June 30, 2003..............        1.35           15.96
  Year Ended June 30, 2002..............        1.31           29.37
  Year Ended June 30, 2001..............        1.27            7.43
  Year Ended June 30, 2000..............        1.32           28.66

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 20

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund (individually a "Fund", collectively the "Funds") only.

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-three series and six classes of shares: Class I, Class A, Class B, Class C, Class S, and Administrative Class. The Funds are each authorized to issue Class I, Class A, Class B, and Class C shares. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Investments in One Group Mutual Funds (the "Underlying Funds") are valued at the current day's closing net asset value per share.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses on sales of the Underlying Funds are determined on the specific identification cost method. Other income and expenses are recognized on the accrual basis. Distributions from the Underlying Funds and dividends to the Funds' shareholders are recorded on the ex-dividend date.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared and paid quarterly, except for the Investor Conservative Growth Fund, which is declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004
Continued

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     Distributions from net investment income and from net capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences, if any, have been reclassified among the components of net assets.

     FEDERAL INCOME TAXES

     The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

3. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and Banc One Investment Advisors Corporation (the "Advisor"), an affiliate of Bank One Corporation are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to 0.05% of the average daily net assets of the Funds.

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an affiliate of Bank One Corporation, are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.10% on the first $500 million of each Fund's average daily net assets, 0.075% of each Fund's average daily net assets between $500 million and $1 billion, and 0.05% of each Fund's average daily net assets over $1 billion.

   One Group Dealer Services, Inc., (the "Distributor"), an affiliate of Bank One Corporation, serves the Trust as Distributor. The Trust and the Distributor are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A, Class B and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets of Class A shares of each of the Funds and 1.00% of the average daily net assets of the Class B and Class C shares of each of the Funds. Currently, the Distributor has agreed to limit payments under the Plans to 0.25% of average daily net assets of the Class A shares of each Fund. For the period ended June 30, 2004, the Distributor received $41,641,508 from commissions earned on sales of Class A shares and redemptions of Class B and Class C shares, of which, the Distributor re-allowed $9,892,248 to affiliated broker-dealers of the Funds.

   The Advisor, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total operating expenses, through October 31, 2004, for the following funds and amounts:

    FUND                                                          CLASS I    CLASS A     CLASS B    CLASS C
    ----                                                          -------    -------     -------    -------
    Investor Growth Fund........................................    .25%       .50%       1.25%       1.25%

   Waivers in addition to those in the table above are considered voluntary.

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004
Continued

 22

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

4. SECURITIES TRANSACTIONS:

   The cost of security purchases and the proceeds from the sale of securities (excluding short-term securities) for the period ended June 30, 2004, were as follows (amounts in thousands):

    FUND                                                          PURCHASES     SALES
    ----                                                          ---------     -----
    Investor Conservative Growth Fund...........................  $306,141     $42,688

    Investor Balanced Fund......................................   532,431     109,258

    Investor Growth & Income Fund...............................   587,643     161,455

    Investor Growth Fund........................................   309,680     117,925

5. FINANCING ARRANGEMENT:

   The Trust and State Street Bank and Trust Company ("State Street") have a financing arrangement. Under this arrangement, State Street provides an unsecured uncommitted credit facility in the aggregate amount of $100 million which expires November 23, 2004. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by State Street at the time of borrowing (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, there were no loans outstanding.

6. INTERFUND LENDING ARRANGEMENT:

   The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other Fund within the Trust at rates beneficial to both the borrowing and lending funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined by averaging the current repurchase agreement rate and the current bank loan rate (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, there were no loans outstanding.

7. FEDERAL TAX INFORMATION:

   The tax character of distributions paid during the fiscal year ended June 30, 2004 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                           DISTRIBUTIONS PAID FROM:
                                          ---------------------------
                                             NET             NET             TOTAL        TAX RETURN        TOTAL
                                          INVESTMENT      LONG TERM         TAXABLE           OF        DISTRIBUTIONS
                                            INCOME      CAPITAL GAINS    DISTRIBUTIONS     CAPITAL          PAID
                                          ----------    -------------    -------------    ----------    -------------
    Investor Conservative Growth
      Fund .............................   $13,559           $--            $13,559          $ --          $13,559

    Investor Balanced Fund .............    18,887           --              18,887            --           18,887

    Investor Growth & Income Fund ......    12,882           --              12,882            --           12,882

    Investor Growth Fund ...............        --           --                  --           340              340

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004
Continued

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The tax character of distributions paid during the fiscal year ended June 30, 2003 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                           DISTRIBUTIONS PAID FROM:
                                          ---------------------------
                                             NET             NET             TOTAL        TAX RETURN        TOTAL
                                          INVESTMENT      LONG TERM         TAXABLE           OF        DISTRIBUTIONS
                                            INCOME      CAPITAL GAINS    DISTRIBUTIONS     CAPITAL          PAID
                                          ----------    -------------    -------------    ----------    -------------
    Investor Conservative Growth
      Fund .............................   $10,969           $--            $10,969          $ --          $10,969

    Investor Balanced Fund .............    18,827           --              18,827            --           18,827

    Investor Growth & Income Fund ......    14,717           --              14,717            --           14,717

    Investor Growth Fund ...............       662           --                 662           510            1,172

   As of June 30, 2004, the components of accumulated earnings/(deficit) on a tax basis was as follows (The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments and the difference between book and tax amortization methods for premium and market discount.) (amounts in thousands):

                                                UNDISTRIBUTED
                                UNDISTRIBUTED     LONG-TERM                                   ACCUMULATED      UNREALIZED
                                  ORDINARY         CAPITAL      ACCUMULATED   DISTRIBUTIONS   CAPITAL AND    APPRECIATION/
                                   INCOME           GAINS        EARNINGS        PAYABLE      OTHER LOSSES   (DEPRECIATION)
                                -------------   -------------   -----------   -------------   ------------   --------------
    Investor Conservative
      Growth Fund .............    $1,534            $--          $1,534         $(1,532)       $ (4,537)       $15,757

    Investor Balanced Fund ....     6,182            --            6,182          (6,195)        (23,303)        46,745

    Investor Growth & Income
      Fund ....................     3,938            --            3,938          (3,930)        (65,321)        50,378

    Investor Growth Fund ......        --            --               --              --         (60,914)        51,725

                                    TOTAL
                                 ACCUMULATED
                                  EARNINGS/
                                  (DEFICIT)
                                 -----------
    Investor Conservative
      Growth Fund .............   $ 11,222
    Investor Balanced Fund ....     23,429
    Investor Growth & Income
      Fund ....................    (14,935)
    Investor Growth Fund ......     (9,189)

   As of June 30, 2004, the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

                                                                       EXPIRE
                                                                  -----------------
    FUND                                                           2011       2012      TOTAL
    ----                                                           ----       ----      -----
    Investor Conservative Growth Fund ..........................  $ 3,624    $  563    $ 4,187

    Investor Balanced Fund .....................................   23,303        --    $23,303

    Investor Growth & Income Fund ..............................   57,634     5,461    $63,095

    Investor Growth Fund .......................................   53,027     3,680    $56,707

   Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the period ended June 30, 2004, the Funds deferred to July 1, 2004 post October capital losses of (amounts in thousands):

                                                                    CAPITAL LOSSES
                                                                    --------------
    Investor Conservative Growth Fund...........................        $  351

    Investor Growth & Income Fund...............................         2,226

    Investor Growth Fund........................................         4,207

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004
Continued

 24

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

8. OTHER FEDERAL TAX INFORMATION (UNAUDITED):

   For the fiscal year ended June 30, 2004, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2004 Form 1099-DIV.

   For the period ended June 30, 2004, the following Funds paid qualified dividend income of (amounts in thousands):

    FUND                                                            AMOUNT
    ----                                                            ------
    Investor Conservative Growth Fund...........................    $1,348

    Investor Balanced Fund......................................     3,538

    Investor Growth & Income Fund...............................     5,283

  ELIGIBLE DISTRIBUTIONS

   The Trust designates the following percentage of distributions eligible for the dividends received deductions for corporations.

    FUND                                                            PERCENTAGE
    ----                                                            ----------
    Investor Conservative Growth Fund...........................        9%

    Investor Balanced Fund......................................       13%

    Investor Growth & Income Fund...............................       28%

9. LEGAL MATTERS:

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC and other related parties (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with respect to certain mutual funds, including certain Funds of the Trust. In addition, as part of its inquiry of mutual fund practices, the staff of the SEC conducted an examination of the Trust and an investigation of Banc One Investment Advisors Corporation ("BOIA"), advisor to the Trust.

   Immediately following the filing of the Canary Complaint, Bank One and the Trust's Board of Trustees launched an internal review in response to these and other allegations. Additionally, the Board of Trustees established a Special Review Committee to assist it in overseeing the review, as well as regulatory inquires and litigation relating to the issues raised in the Canary Complaint.

   On June 29, 2004, the Advisor entered into agreements with the NYAG and the SEC in resolution of investigations conducted by the NYAG and the SEC into market timing of certain Funds of the Trust, possible late trading of certain Funds of the Trust and related matters. In its settlement with the SEC, without admitting or denying the findings set forth therein, the Advisor consented to the entry of an order by the SEC (the "SEC Order ") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order, the Advisor or its affiliates will pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. The Advisor will identify at a later date those Funds whose management fees will be reduced pursuant to the settlement agreement with the NYAG. In addition, the Advisor has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Trust's Board of Trustees (the "Board ") and its chairman, and to ensure compliance with applicable federal securities laws,
   (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act ") and the Investment Company Act of 1940 (the "1940 Act "), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   As of June 30, 2004, a number of civil lawsuits, including purported class actions and purported shareholder derivative suits, have been filed against Bank One, the Advisor, the Trust, its Trustees, certain Funds of the Trust, and certain related parties. The lawsuits allege various violations of state and federal laws including, but not limited to, breach of fiduciary duties, making false and misleading statements in prospectuses, and fraud. By order of the Judicial Panel on Multi-district Litigation, these lawsuits were consolidated and transferred to the federal district court in Maryland on February 20, 2004. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matters may be filed against these parties in the future. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. Bank One has publicly announced its intent to make appropriate restitution if it determines that any shareholders of the Funds were damaged by the misconduct on the part of Bank One, its affiliates or their personnel. In keeping with that intent, the entirety of the $50 million paid by the Advisor pursuant to the SEC settlement will be distributed to shareholders in accordance with a plan of distribution to be approved by the SEC.

   The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expenses as it relates to matters described above. A portion of these reimbursements may be from related parties.

10. SUBSEQUENT EVENT:

   On July 1, 2004, Bank One Corporation, the former corporate parent of the Advisor, Administrator and Distributor, merged into JPMorgan Chase & Co. On that date the Advisor became an affiliate of J.P. Morgan Investment Management Inc. ("JPMIM"), the investment adviser to the JPMorgan Funds. The Advisor and JPMIM will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide the same investment advisory services provided to the Trust and the JPMorgan Funds, respectively.

     COMMON SERVICE PROVIDERS

     On August 12, 2004, the Board of Trustees of the Trust approved an agreement with JPMorgan Chase Bank, an affiliate of the Advisor, the Administrator and the Distributor, to act as the Funds' custodian and fund accounting agent.

     Currently, the Administrator provides fund accounting services under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as the new fund accounting agent effective February 19, 2005. As a result of this appointment, fund accounting fees will be charged as an additional direct fee to the Funds rather than being embedded in the fees under the Administration Agreement.

     The transition of the custody and fund accounting responsibilities to JPMorgan Chase Bank is expected to be completed by December 2004 and is not anticipated to have a significant impact on the Funds' operations or their expenses.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 26

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
One Group Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund and the Investor Growth Fund (four series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States,) which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 20, 2004

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

TRUSTEES

    NAME AND ADDRESS(1)
         Birthdate                                                                            Other Directorships
 Time Served with the Trust          Principal Occupation During the Past Five Years            Held by Trustee
----------------------------    ----------------------------------------------------------    --------------------
Peter C. Marshall               From March 2002 to present, self-employed as a business       None
12/10/42                        consultant; March 2000 to February 2002, Senior Vice
5/16/94 - present               President, W.D. Hoard, Inc. (corporate parent of DCI
                                Marketing, Inc.); November 1993 to March 2000, President
                                DCI Marketing, Inc.


Frederick W. Ruebeck            From April 2000 to present, Advisor, Jerome P. Green &        None
10/8/39                         Associates, LLC (a broker-dealer); January 2000 to April
5/16/94 - present               2000, self- employed as a consultant; June 1988 to
                                December 1999, Director of Investments, Eli Lilly and
                                Company.


Robert A. Oden, Jr.             From July 2002 to present, President, Carleton College;       None
9/11/46                         1995 to July 2002, President, Kenyon College.
6/25/97 - present


John F. Finn                    From 1975 to present, President, Gardner, Inc. (wholesale     Director, Cardinal
11/15/47                        distributor to outdoor power equipment industry).             Health, Inc.
5/21/98 - present


Marilyn McCoy                   From 1985 to present, Vice President of Administration and    None
3/18/48                         Planning, Northwestern University.
4/28/99 - present


Julius L. Pallone               From 1994 to present, President, J.L. Pallone Associates      None
5/26/30                         (insurance consultant).
4/28/99 - present


Donald L. Tuttle                From 1995 to present, Vice President, Association for         None
10/6/34                         Investment Management and Research.
4/28/99 - present

------------

(1) The address of each Trustee is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Trustee is indefinite except in the case of Mr. Pallone whose term expires on June 30, 2005. As of June 30, 2004, there were 58 portfolios within the Fund complex.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 28

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

OFFICERS

    NAME AND ADDRESS(1)
         BIRTHDATE
     POSITION HELD AND
 TIME SERVED WITH THE TRUST          PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
----------------------------   ------------------------------------------------------------
David J. Kundert               From 1995 to present, Chairman and Chief Executive Officer,
10/28/42                       Bank One Investment Management Group. Since 1992, President
President                      and Chief Executive Officer, Banc One Investment Advisors
10/15/03 - present             Corporation; Director, Banc One Investment Advisors
                               Corporation, One Group Dealer Services, Inc., and One Group
                               Administrative Services, Inc.


Beverly J. Langley             From June 1992 to present, Senior Compliance Director of
10/4/56                        Banc One Investment Advisors Corporation.
Vice President
8/15/02 - present


Nadeem Yousaf(2)               From August 1999 to present, Vice President, Financial
1/26/69                        Services, BISYS Fund Services, Inc. From March 1997 to June
Treasurer                      1999, Director of Canadian Operations, Investor Bank and
11/13/03 - present             Trust.


Scott E. Richter               From February 2003 to present, Senior Associate General
7/4/56                         Counsel, Bank One Corporation. From November 1998 to January
Secretary                      2003, Deputy General Counsel, Institutional Division,
10/15/03 - present             INVESCO. From January 1997 to October 1998, Associate
                               General Counsel, Piper Capital Management.


Jessica K. Ditullio            From January 2000 to present, First Vice President and
9/19/62                        Counsel, Bank One Corporation. From August 1990 to January
Assistant Secretary            2000, Counsel, Bank One Corporation.
1/1/00 - present


Nancy E. Fields                From October 1999 to present, Director, Mutual Fund
6/22/49                        Administration, One Group Administrative Services, Inc. and
Assistant Secretary            Senior Project Manager, Mutual Funds, One Group Dealer
1/1/00 - present               Services, Inc. From July 1999 to October 1999, Project
                               Manager, One Group, Banc One Investment Advisors Corp. From
                               January 1998 to July 1999, Vice President, Ohio Bankers
                               Association. From July 1990 through December 1997, Vice
                               President, Client Services, BISYS Fund Services, Inc.


Alaina Metz                    From January 2002 to present, Vice President, Regulatory
4/7/67                         Services, BISYS Fund Services, Inc. From June 1995 to
Assistant Secretary            January 2002, Chief Administrative Officer, Blue Sky
11/1/95 - present              Compliance, BISYS Fund Services, Inc.

------------

(1) The address of each officer is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Officer is indefinite. As of June 30, 2004, there were 58 portfolios within the Fund complex.

(2) On July 12, 2004, Stephanie J. Dorsey was appointed to serve as Treasurer to the Trust.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2004, and continued to hold your shares at the end of the reporting period, June 30, 2004.

In order to comply with newly issued regulatory requirements, the beginning account value of this example will be $1,000. While this represents a change from the action outlined in One Group Mutual Funds' Commitment to Fund Shareholders, this change will make it easier for shareholders to (1) estimate their actual expenses, e.g. for shareholders holding less than $10,000 in a fund, and (2) compare this information to similar information provided by other mutual funds.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                          EXPENSES PAID
                                                            ENDING            DURING
                                         BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                      ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                      JANUARY 1, 2004      30, 2004          2004(1)
                                      ---------------    -------------    --------------
INVESTOR CONSERVATIVE GROWTH FUND
 Class I   Actual...................      $1,000            $1,015            $1.12
           Hypothetical(6)..........      $1,000            $1,024            $1.12
 Class A   Actual...................      $1,000            $1,013            $2.37
           Hypothetical(6)..........      $1,000            $1,023            $2.38
 Class B   Actual...................      $1,000            $1,009            $6.11
           Hypothetical(6)..........      $1,000            $1,019            $6.15
 Class C   Actual...................      $1,000            $1,009            $6.11
           Hypothetical(6)..........      $1,000            $1,019            $6.15
INVESTOR BALANCED FUND
 Class I   Actual...................      $1,000            $1,022            $1.03
           Hypothetical(6)..........      $1,000            $1,024            $1.03
 Class A   Actual...................      $1,000            $1,022            $2.28
           Hypothetical(6)..........      $1,000            $1,023            $2.29
 Class B   Actual...................      $1,000            $1,018            $6.03
           Hypothetical(6)..........      $1,000            $1,019            $6.06
 Class C   Actual...................      $1,000            $1,017            $6.03
           Hypothetical(6)..........      $1,000            $1,019            $6.06

                  COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
           -----------------------------------------------------------
           INVESTMENT                                                     ANNUALIZED
            ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
            FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
           ----------    --------------    ------------    -----------    ----------
INVESTOR
 Class I     $0.25           $0.47            $  --           $0.40          0.22%
             $0.25           $0.47            $  --           $0.40          0.22%
 Class A     $0.25           $0.47            $1.25           $0.40          0.47%
             $0.25           $0.47            $1.26           $0.40          0.47%
 Class B     $0.25           $0.47            $4.99           $0.40          1.22%
             $0.25           $0.47            $5.03           $0.40          1.22%
 Class C     $0.25           $0.47            $4.99           $0.40          1.22%
             $0.25           $0.47            $5.03           $0.40          1.22%
INVESTOR
 Class I     $0.25           $0.40            $  --           $0.38          0.20%
             $0.25           $0.40            $  --           $0.38          0.20%
 Class A     $0.25           $0.40            $1.25           $0.38          0.45%
             $0.25           $0.40            $1.26           $0.38          0.45%
 Class B     $0.25           $0.39            $5.01           $0.38          1.20%
             $0.25           $0.40            $5.03           $0.38          1.20%
 Class C     $0.25           $0.39            $5.01           $0.38          1.20%
             $0.25           $0.40            $5.03           $0.38          1.20%

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

 30

INVESTOR FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

                                                                          EXPENSES PAID
                                                            ENDING            DURING
                                         BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                      ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                      JANUARY 1, 2004      30, 2004          2004(1)
                                      ---------------    -------------    --------------
INVESTOR GROWTH & INCOME FUND
 Class I   Actual...................      $1,000            $1,031            $1.12
           Hypothetical(6)..........      $1,000            $1,024            $1.12
 Class A   Actual...................      $1,000            $1,029            $2.38
           Hypothetical(6)..........      $1,000            $1,023            $2.38
 Class B   Actual...................      $1,000            $1,026            $6.15
           Hypothetical(6)..........      $1,000            $1,019            $6.15
 Class C   Actual...................      $1,000            $1,026            $6.15
           Hypothetical(6)..........      $1,000            $1,019            $6.15
INVESTOR GROWTH FUND
 Class I   Actual...................      $1,000            $1,037            $1.26
           Hypothetical(6)..........      $1,000            $1,024            $1.26
 Class A   Actual...................      $1,000            $1,036            $2.52
           Hypothetical(6)..........      $1,000            $1,023            $2.52
 Class B   Actual...................      $1,000            $1,032            $6.31
           Hypothetical(6)..........      $1,000            $1,019            $6.29
 Class C   Actual...................      $1,000            $1,032            $6.31
           Hypothetical(6)..........      $1,000            $1,019            $6.29

                  COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
           -----------------------------------------------------------
           INVESTMENT                                                     ANNUALIZED
            ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
            FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
           ----------    --------------    ------------    -----------    ----------
INVESTOR
 Class I     $0.25           $0.37            $  --           $0.50          0.22%
             $0.25           $0.37            $  --           $0.50          0.22%
 Class A     $0.25           $0.37            $1.26           $0.50          0.47%
             $0.25           $0.37            $1.26           $0.50          0.47%
 Class B     $0.25           $0.37            $5.03           $0.50          1.22%
             $0.25           $0.37            $5.03           $0.50          1.22%
 Class C     $0.25           $0.37            $5.03           $0.50          1.22%
             $0.25           $0.37            $5.03           $0.50          1.22%
INVESTOR
 Class I     $0.05           $0.30            $  --           $0.91          0.25%
             $0.05           $0.30            $  --           $0.91          0.25%
 Class A     $0.05           $0.30            $1.26           $0.91          0.50%
             $0.05           $0.30            $1.26           $0.91          0.50%
 Class B     $0.05           $0.30            $5.05           $0.91          1.25%
             $0.05           $0.30            $5.03           $0.91          1.25%
 Class C     $0.05           $0.30            $5.05           $0.91          1.25%
             $0.05           $0.30            $5.03           $0.91          1.25%

------------

(1) Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(2) Investment Advisory Fees are paid to Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation, for investment advisory services. See Notes to Financial Statements for details.

(3) Administration Fees are paid to One Group Administrative Services, Inc., an affiliate of Bank One Corporation, for various administrative services, including among other things fund accounting, shareholder and broker/dealer service support, providing office space for the Funds, preparing and filing various forms required by the Securities and Exchange Commission, and working with the other service providers to the Funds to implement policies established by the Board of Trustees. See Notes to Financial Statements for details.

(4) Distribution Fees are paid to One Group Dealer Services, Inc. (the "Distributor"), an affiliate of Bank One Corporation, subject to distribution and shareholder servicing plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor then pays these fees to various financial intermediaries for sales of Fund shares and/or providing services to you, the shareholder. Some distribution fees are retained by the Distributor for other distribution activities relating to the Funds. See Notes to Financial Statements for details.

(5) Other Expenses are paid to various service providers that are generally not affiliated with Bank One Corporation. The total dollar amount of these expenses for each Fund is shown in the Statement of Operations and includes items such as (i) custodian fees, (ii) legal fees, (iii) audit fees, (iv) Trustees fees and expenses, (v) transfer agent fees, (iv) registration fees, and (vii) printing and mailing fees.

(6) Represents the hypothetical 5% annual return before expenses.

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS         INVESTOR FUNDS ANNUAL REPORT        June 30, 2004

ANNUAL REPORT
                                                   [ONE GROUP MUTUAL FUNDS LOGO]


One Group Mutual Funds are distributed by One Group
Dealer Services, Inc., which is a subsidiary of JPMorgan
Chase & Co. Affiliates of JPMorgan Chase & Co.
receive fees for providing services to the funds.

Call One Group Dealer Services at 1-800-480-4111 or visit www.onegroup.com for the prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the mutual funds carefully before investing. The prospectus contains this and other information about the mutual funds. Read the prospectus carefully before investing.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-480-4111; (ii) on the funds' website at http://www.onegroup.com; and (iii) on the Commission's website at http://www.sec.gov.

TOG-F-036-AN (8/04)

MONEY MARKET INVESTING

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group
  ANNUAL REPORT
  Twelve Months Ended June 30, 2004

          INSTITUTIONAL
          MONEY MARKET FUNDS

          Institutional Prime Money Market Fund
          Treasury Only Money Market Fund
          Government Money Market Fund


NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

ONE GROUP INSTITUTIONAL MONEY MARKET FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Schedules of Portfolio Investments .........................    2

Statements of Assets and Liabilities .......................    8

Statements of Operations ...................................    9

Statements of Changes in Net Assets ........................   10

Financial Highlights .......................................   11

Notes to Financial Statements ..............................   12

Report of Independent Registered Public Accounting Firm ....   18

Trustees ...................................................   19

Officers ...................................................   20

Shareholder Expense Example.................................   21

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 2

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
---------   ------------------------------  ----------
COMMERCIAL PAPER (10.3%):
Asset Backed (5.6%):
  126,232   Atlantis One Funding Corp.,
              1.08%, 7/27/04 (b)..........     126,134
  133,672   Atlantis One Funding Corp.,
              1.45%, 11/10/04 (b).........     132,961
   68,532   Atlantis One Funding Corp.,
              1.45%, 11/15/04 (b).........      68,154
   90,000   Bavaria Universal Funding Co.,
              1.25%, 7/20/04 (b)..........      89,941
   49,975   Bavaria Universal Funding Co.,
              1.35%, 7/28/04 (b)..........      49,924
  195,000   Clipper Receivables Corp.,
              1.24%, 7/20/04 (b)..........     194,872
  176,747   Crown Point Capital Co.,
              L.L.C., 1.20%, 10/19/04
              (b).........................     176,099
  168,000   Grampian Funding Ltd., 1.50%,
              11/19/04 (b)................     167,013
  390,000   Grampian Funding Ltd., 1.58%,
              11/30/04 (b)................     387,398
  225,000   K2 (USA) L.L.C., 1.47%,
              9/16/04* (b)................     224,991
   50,000   Mane Funding Corp., 1.09%,
              7/12/04 (b).................      49,983
   50,000   Mane Funding Corp., 1.20%,
              8/17/04 (b).................      49,922
                                            ----------
                                             1,717,392
Banking (2.6%):
  200,000   AB Spintab, 1.18%, 9/7/04.....     199,553
  150,000   AB Spintab, 1.18%, 9/9/04.....     149,656
   75,000   Banco Santander Central
              Hispano Americano, 1.49%,
              11/16/04....................      74,572
  197,000   HSBC Bank Canada, 1.31%,
              11/5/04 (b).................     196,090
  170,000   Swedbank, 1.08%, 7/13/04......     169,939
                                            ----------
                                               789,810
                                            ----------
Financial Services (2.1%):
  250,000   Goldman Sachs Group, Inc.,
              1.21%, 7/2/04*..............     250,000
   50,000   Morgan Stanley & Co., 1.23%,
              7/6/04*.....................      50,000
  242,000   Morgan Stanley & Co., 1.14%,
              7/8/04......................     241,946
  105,000   Morgan Stanley & Co., 1.23%,
              8/27/04*....................     105,000
                                            ----------
                                               646,946
                                            ----------
  Total Commercial Paper                     3,154,148
                                            ----------
EXTENDABLE COMMERCIAL NOTES (3.2%):
Asset Backed (3.2%):
  141,800   ASAP Funding Ltd., 1.70%,
              7/1/04 (b)..................     141,800

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
---------   ------------------------------  ----------
EXTENDABLE COMMERCIAL NOTES, CONTINUED:
Asset Backed, continued:
   69,100   ASAP Funding Ltd., 1.35%,
              7/8/04 (b)..................      69,082
  100,000   Dakota (Citibank Credit Card
              Master Trust), 1.08%, 7/1/04
              (b).........................     100,000
  110,400   Dakota (Citibank Credit Card
              Master Trust), 1.07%, 7/7/04
              (b).........................     110,380
   90,000   Dakota (Citibank Credit Card
              Master Trust), 1.15%,
              7/26/04 (b).................      89,928
   70,000   Dakota (Citibank Credit Card
              Master Trust), 1.21%, 8/3/04
              (b).........................      69,922
   45,000   Newcastle (Discover Card
              Master Trust), 1.25%,
              7/21/04 (b).................      44,969
  105,198   Park Granada L.L.C., 1.10%,
              7/1/04 (b)..................     105,198
   85,000   Park Granada L.L.C., 1.10%,
              7/1/04 (b)..................      85,000
  165,000   Park Granada L.L.C., 1.17%,
              7/28/04 (b).................     164,856
                                            ----------
  Total Extendable Commercial Notes            981,135
                                            ----------
MUNICIPAL NOTES AND BONDS (1.2%):
Georgia (0.4%):
   45,450   Georgia Municipal Electric
              Authority, 1.15%, 7/12/04...      45,450
   88,866   Georgia Municipal Electric
              Authority, 1.15%, 7/12/04...      88,866
                                            ----------
                                               134,316
                                            ----------
Illinois (0.4%):
   56,045   City of Chicago, 1.15%,
              7/12/04.....................      56,024
   55,310   City of Chicago, 1.21%,
              7/21/04.....................      55,273
                                            ----------
                                               111,297
                                            ----------
New Jersey (0.2%):
   60,000   New Jersey Economic
              Development Authority,
              Revenue, 1.15%, 2/15/29*....      60,000
                                            ----------
New York (0.2%):
   60,000   New York, GO, Series A-10,
              1.14%, 11/1/21, FSA*........      60,000
                                            ----------
  Total Municipal Notes and Bonds              365,613
                                            ----------
CORPORATE NOTES/MEDIUM TERM NOTES (19.4%):
Asset Backed (14.7%):
   30,000   Beta Finance, Inc., 1.26%,
              10/12/04....................      30,000
  203,000   Blue Heron Funding Ltd.,
              1.29%, 10/15/04* (b)........     203,000

Continued

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
---------   ------------------------------  ----------
CORPORATE NOTES/MEDIUM TERM NOTES, CONTINUED:
Asset Backed, continued:
  120,000   Blue Heron Funding Ltd.,
              1.31%, 12/17/04* (b)........     120,000
  147,000   Blue Heron Funding Ltd.,
              1.35%, 2/23/05* (b).........     147,000
  159,000   Blue Heron Funding Ltd.,
              1.31%, 3/18/05* (b).........     159,000
   99,000   Blue Heron Funding Ltd.,
              1.31%, 5/18/05* (b).........      99,000
  481,500   C.C. USA Inc., 1.45%,
            6/15/05* (b)..................     481,361
   74,000   Dorada Finance, Inc., 1.23%,
              8/23/04 (b).................      73,866
  200,000   Dorada Finance, Inc., 1.07%,
              9/20/04*....................     199,991
   72,000   Dorada Finance, Inc., 1.08%,
              2/9/05*.....................      71,996
   69,561   G-Force Ltd., Series 02-1,
              1.35%, 12/27/04* (b)........      69,561
  109,312   G-Star Ltd., Series A-1MM,
              1.36%, 4/25/05* (b).........     109,312
  175,000   Holmes Financing, PLC, 1.19%,
              4/15/05*....................     175,000
   42,000   K2 (USA) L.L.C., 1.45%,
              10/25/04....................      41,993
  132,000   K2 (USA) L.L.C., 1.32%,
              6/8/05*.....................     131,981
  220,000   K2 (USA) L.L.C., 1.47%,
              6/15/05*....................     219,979
  100,000   Leafs L.L.C., 1.29%,
            2/22/05* (b)..................     100,000
  250,000   Links Finance L.L.C., 1.21%,
              11/15/04* (b)...............     249,991
   75,000   Links Finance L.L.C., 1.48%,
              4/15/05 (b).................      74,947
  120,000   Premium Asset Trust Series
              2003-5, 1.13%, 7/1/05* (b)..     120,000
  200,000   Racers, Series 00-7-MM, 1.31%,
              9/1/04* (b).................     200,000
  227,000   Racers, Series 00-7-MM-A2,
              1.31%, 10/1/04* (b).........     227,000
  100,000   Racers, Series 03-14-C, 1.29%,
              8/27/04* (b)................      99,980
   75,000   Sigma Finance, Inc., 1.24%,
              1/21/05*....................      74,994
   50,000   Sigma Finance, Inc., 1.10%,
              3/4/05* (b).................      49,993
   60,000   Sigma Finance, Inc., 1.19%,
              3/15/05*....................      59,992
  100,000   Sigma Finance, Inc., 1.19%,
              3/16/05*....................      99,986
  100,000   Sigma Finance, Inc., 1.19%,
              4/15/05*....................      99,984

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
---------   ------------------------------  ----------
CORPORATE NOTES/MEDIUM TERM NOTES, CONTINUED:
Asset Backed, continued:
  150,000   Sigma Finance, Inc., 1.48%,
              4/15/05*....................     149,921
   95,000   Sigma Finance, Inc., 1.25%,
              6/2/05*.....................      94,978
  100,000   Sigma Finance, Inc., 1.25%,
              6/2/05* (b).................      99,977
  300,000   Sigma Finance, Inc., 1.41%,
              6/13/05* (b)................     299,943
   50,000   Structured Asset Repackaged
              Trust, Series 03-8, 1.29%,
              5/13/05* (b)................      50,000
   36,000   Tango Finance Corp., 1.55%,
              6/30/05* (b)................      36,000
                                            ----------
                                             4,520,726
                                            ----------
Banking (4.3%):
  125,000   American Express Bank, FSB,
              1.20%, 4/15/05*.............     124,980
  100,000   American Express Centurion,
              1.29%, 4/29/05*.............      99,983
  300,000   Bayerische Landesbank, NY,
              1.28%, 6/24/05*.............     300,000
  350,000   HBOS Treasury Services, PLC,
              1.28%, 6/20/05*.............     350,000
  260,000   HBOS Treasury Services, PLC,
              1.10%, 8/1/05*..............     260,000
  175,000   Wells Fargo & Co., 1.13%,
              8/2/05*.....................     175,000
                                            ----------
                                             1,309,963
                                            ----------
Financial Services (0.2%):
   25,000   American Express Credit Corp.,
              1.23%, 1/20/05*.............      24,999
   50,000   Toyota Motor Credit Corp.,
              1.27%, 12/23/04*............      50,013
                                            ----------
                                                75,012
                                            ----------
Retail Stores (0.2%):
   70,000   Wal-Mart, 5.01%, 6/1/05.......      71,870
                                            ----------
  Total Corporate Notes/Medium Term Notes    5,977,571
                                            ----------
FUNDING AGREEMENTS (5.6%):
Insurance (5.6%):
   75,000   AIG Life Insurance Co., 1.19%,
              6/25/05*....................      75,000
   82,000   GE Capital Assurance Co.,
              1.32%, 2/18/05*.............      82,000
  100,000   GE Capital Assurance Co.,
              1.33%, 5/24/05*.............     100,000
  200,000   Metropolitan Life Insurance
              Co., 1.59%, 3/15/05*........     200,000
  200,000   New York Life Insurance Co.,
              1.23%, 7/28/04*.............     200,000

Continued

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 4

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
---------   ------------------------------  ----------
FUNDING AGREEMENTS, CONTINUED:
Insurance, continued:
  200,000   New York Life Insurance Co.,
              1.23%, 11/5/04*.............     200,000
  200,000   New York Life Insurance Co.,
              1.37%, 2/25/05*.............     200,000
  100,000   Transamerica Life Insurance &
              Annuity Co., 1.32%,
              6/10/05*....................     100,000
   80,000   Transamerica Life Insurance &
              Annuity Co., 1.33%,
              6/10/05*....................      80,000
   20,000   Transamerica Occidental Life
              Insurance Co., 1.28%,
              6/1/05*.....................      20,000
  175,000   Transamerica Occidental Life
              Insurance Co., 1.30%,
              6/10/05*....................     175,000
   50,000   Travelers Insurance Co.,
              1.50%, 9/8/04*..............      50,000
  120,000   Travelers Insurance Co.,
              1.61%, 12/15/04*............     120,000
   80,000   Travelers Insurance Co.,
              1.50%, 3/8/05*..............      80,000
   50,000   United of Omaha Life Insurance
              Co., 1.26%, 11/18/04*.......      50,000
                                            ----------
  Total Funding Agreements                   1,732,000
                                            ----------
CERTIFICATES OF DEPOSIT (17.8%):
Domestic (1.4%):
  100,000   American Express Bank, FSB,
              1.18%, 8/11/04..............     100,000
  250,000   Bank of New York, 1.05%,
              11/8/04*....................     249,987
   85,000   Wells Fargo & Co., 1.13%,
              7/9/04......................      85,000
                                            ----------
                                               434,987
                                            ----------
Euro (4.9%):
   95,000   ABN Amro Bank, 1.25%,
              11/2/04.....................      95,010
  150,000   BNP Paribas, 1.36%, 9/10/04...     150,000
   46,000   DNB NOR Bank ASA, 1.29%,
              10/28/04....................      45,979
  100,000   KBC Financial Products Int'l.,
              1.61%, 2/28/05..............      99,886
   30,000   Landesbank Baden-Wuerttemberg,
              1.38%, 9/7/04...............      30,001
  200,000   Landesbank Hessen-Thueringen
              GZ, 1.41%, 8/5/04...........     200,001
   45,000   Landesbank Hessen-Thueringen
              GZ, 1.27%, 9/13/04..........      45,007
  100,000   Landesbank Hessen-Thueringen
              GZ, 1.46%, 9/27/04..........     100,001

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
---------   ------------------------------  ----------
CERTIFICATES OF DEPOSIT, CONTINUED:
Euro, continued:
  100,000   Landesbank Hessen-Thueringen
              GZ, 1.45%, 10/1/04..........      99,999
  100,000   Landesbank Hessen-Thueringen
              GZ, 1.46%, 10/1/04..........     100,003
  200,000   Landesbank Hessen-Thueringen
              GZ, 1.41%, 11/15/04.........     200,007
  350,000   Landesbank Hessen-Thueringen
              GZ, 1.56%, 5/4/05...........     350,028
                                            ----------
                                             1,515,922
                                            ----------
Yankee (11.5%):
  195,000   Calyon Securities, NY, 1.34%,
              9/8/04......................     195,000
  250,000   Canadian Imperial Bank of
              Commerce, 1.27%, 5/31/05*...     249,938
  525,000   Canadian Imperial Bank of
              Commerce, 1.29%, 6/15/05*...     525,000
  100,000   Credit Agricole Indosuez,
              1.05%, 12/9/04*.............      99,989
  500,000   Credit Agricole Indosuez,
              1.05%, 4/21/05*.............     499,919
  196,000   CS First Boston, 1.17%,
              8/16/04.....................     196,000
  300,000   Deutsche Bank, 1.40%,
              2/14/05.....................     300,000
  500,000   Deutsche Bank, 1.31%,
              4/13/05.....................     500,000
  247,000   Natexis Banques Populaires,
              NY, 1.30%, 1/18/05..........     247,000
  100,000   Norddeutsche Landesbank,
              1.44%, 11/16/04.............      99,997
  200,000   Norddeutsche Landesbank,
              1.44%, 3/1/05...............     199,980
  200,000   Norddeutsche Landesbank,
              1.63%, 5/16/05..............     200,009
  100,000   Societe Generale, 1.23%,
              3/24/05*....................      99,994
  100,000   Svenska Handelsbanken, 1.05%,
              12/9/04*....................      99,989
                                            ----------
                                             3,512,815
                                            ----------
  Total Certificates of Deposit              5,463,724
                                            ----------
U.S. GOVERNMENT AGENCY SECURITIES (3.5%):
Fannie Mae (1.8%):
  125,000   1.60%, 12/29/04...............     125,000
  131,750   1.48%, 3/4/05.................     131,750
  125,000   1.40%, 5/3/05.................     125,000
  185,000   1.61%, 5/13/05................     185,000
                                            ----------
                                               566,750
                                            ----------

Continued

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

ONE GROUP INSTITUTIONAL PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
---------   ------------------------------  ----------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Federal Home Loan Bank (1.7%):
  150,000   1.40%, 3/29/05................     150,000
  150,000   1.45%, 4/4/05.................     150,000
  210,000   1.35%, 4/29/05................     210,000
                                            ----------
                                               510,000
                                            ----------
  Total U.S. Government Agency Securities    1,076,750
                                            ----------
TIME DEPOSIT (10.7%):
Banking (10.7%):
   62,000   ABN Amro Bank, Grand Cayman,
              1.13%, 7/1/04...............      62,000
  500,000   Fifth Third Bank, Grand
              Cayman, 1.27%, 7/1/04.......     500,000
  418,000   ING Bank, Grand Cayman, 1.28%,
              7/1/04......................     418,000
  250,000   PNC Bank NA, Nassau, 1.28%,
              7/1/04......................     250,000
1,500,000   Suntrust Bank, Grand Cayman,
              1.27%, 7/1/04...............   1,500,000
  565,000   Svenska Handelsbanken, NY/GC,
              1.28%, 7/1/04...............     565,000
                                            ----------
  Total Time Deposit                         3,295,000
                                            ----------

PRINCIPAL
AMOUNT($)        SECURITY DESCRIPTION        VALUE($)
---------   ------------------------------  ----------
REPURCHASE AGREEMENTS (28.3%):
  100,000   CS First Boston, (Proceeds at
              maturity $101,549,
              collateralized by various
              U.S. Government securities),
              1.45%, 3/4/05...............     100,000
  435,709   Government Agency Joint
              Repurchase Agreement,
              (Proceeds at maturity
              $435,727, collateralized by
              various U.S. Government
              Agency securities), 1.45%,
              7/1/04......................     435,709
8,163,284   Mortgage Backed Joint
              Repurchase Agreement,
              (Proceeds at maturity
              $8,163,635, collateralized
              by various U.S. Government
              Agency Securities), 1.55%,
              7/1/04......................   8,163,284
                                            ----------
  Total Repurchase Agreements                8,698,993
                                            ----------
Total (Amortized Cost $30,744,934) (a)      30,744,934
                                            ==========

------------
Percentages indicated are based on net assets of $30,750,282.

(a) Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A and/or Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

 * Variable rate securities. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

FSA        Federal Security Assurance
GO         General Obligation

See notes to financial statements.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 6

ONE GROUP TREASURY ONLY MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

PRINCIPAL               SECURITY
AMOUNT($)              DESCRIPTION             VALUE($)
---------   ---------------------------------  ---------
 U.S. TREASURY OBLIGATIONS (106.4%):
 U.S. Treasury Bills (101.7%):
 197,570    7/1/04...........................    197,570
 203,055    7/8/04...........................    203,018
 202,575    7/15/04..........................    202,501
 200,000    7/22/04..........................    199,885
 268,255    7/29/04..........................    268,054
 209,145    8/5/04...........................    208,949
 225,000    8/12/04..........................    224,732
 272,575    8/19/04..........................    272,192
 237,475    8/26/04..........................    237,075
 239,085    9/2/04...........................    238,627
 249,885    9/9/04...........................    249,272
 252,820    9/16/04..........................    252,116

PRINCIPAL               SECURITY
AMOUNT($)              DESCRIPTION             VALUE($)
---------   ---------------------------------  ---------
U.S. TREASURY OBLIGATIONS, CONTINUED:
U.S. Treasury Bills, continued:
 269,560    9/23/04..........................    268,862
 200,000    9/30/04..........................    199,322
                                               ---------
                                               3,222,175
                                               ---------
U.S. Treasury Notes (4.7%):
  75,000    2.00%, 11/30/04..................     75,286
  75,000    1.75%, 12/31/04..................     75,246
                                               ---------
                                                 150,532
                                               ---------
  Total U.S. Treasury Obligations              3,372,707
                                               ---------
Total (Amortized Cost $3,372,707) (a)          3,372,707
                                               =========

------------
Percentages indicated are based on net assets of $3,170,878.

(a) Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

ONE GROUP GOVERNMENT MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY SECURITIES (69.9%):
Fannie Mae (29.9%):
  300,000   1.24%, 8/5/04...................    299,647
  300,000   1.25%, 8/11/04..................    299,573
  275,000   1.00%, 9/10/04*.................    274,985
   62,495   3.50%, 9/15/04..................     62,775
   95,000   1.28%, 9/17/04..................     94,737
  180,000   1.00%, 10/28/04*................    179,982
   90,000   1.60%, 12/29/04.................     90,000
   90,000   1.63%, 1/3/05...................     90,000
  300,000   0.98%, 1/10/05*.................    299,920
  140,000   1.22%, 2/14/05*.................    140,000
  230,000   1.20%, 2/18/05*.................    229,978
  115,000   1.40%, 2/25/05..................    115,000
  115,000   1.40%, 5/3/05...................    115,000
   90,000   1.55%, 5/4/05...................     90,000
                                              ---------
                                              2,381,597
                                              ---------
Federal Farm Credit Bank (11.8%):
  100,000   1.00%, 10/14/04*................     99,991
  270,000   1.22%, 10/28/04*................    269,982
  275,000   1.09%, 2/10/05*.................    274,984
  190,000   1.19%, 3/17/05*.................    189,973
  105,000   1.06%, 9/2/05*..................    105,000
                                              ---------
                                                939,930
                                              ---------
Federal Home Loan Bank (20.7%):
  185,000   1.00%, 7/14/04..................    184,999
   50,000   1.01%, 7/23/04..................     49,989
  230,000   1.22%, 2/25/05*.................    229,962
   85,000   1.40%, 2/25/05..................     85,000
  146,500   1.50%, 3/1/05...................    146,500
  140,000   1.40%, 3/23/05..................    140,000

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION        VALUE($)
---------   --------------------------------  ---------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Federal Home Loan Bank, continued:
  140,000   1.40%, 3/29/05..................    140,000
  135,000   1.05%, 4/7/05*..................    134,990
  100,000   1.40%, 4/15/05..................     99,989
   95,000   1.30%, 4/25/05..................     95,000
  100,000   1.00%, 10/3/05*.................     99,937
  250,000   1.01%, 10/3/05*.................    249,889
                                              ---------
                                              1,656,255
                                              ---------
Freddie Mac (7.5%):
   50,000   1.37%, 7/15/04..................     49,974
  100,000   1.34%, 8/12/04..................     99,848
  230,000   1.37%, 9/9/05*..................    230,000
  220,000   1.10%, 10/7/05*.................    220,000
                                              ---------
                                                599,822
                                              ---------
  Total U.S. Government Agency Securities     5,577,604
                                              ---------
REPURCHASE AGREEMENTS (30.1%):
  100,000   CS First Boston, (Proceeds at
              maturity $101,656,
              collateralized by various U.S.
              Government securities), 1.54%,
              4/8/05........................    100,000
2,304,849   Government Agency Joint
              Repurchase Agreement,
              (Proceeds at maturity
              $2,304,942, collateralized by
              various U.S. Government Agency
              securities), 1.45%, 7/1/04....  2,304,849
                                              ---------
  Total Repurchase Agreements                 2,404,849
                                              ---------
Total (Amortized Cost $7,982,453) (a)         7,982,453
                                              =========

------------
Percentages indicated are based on net assets of $7,984,029.

(a) Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

 * Variable rate securities. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 8

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                 INSTITUTIONAL       TREASURY ONLY     GOVERNMENT
                                                                     PRIME               MONEY           MONEY
                                                                 MONEY MARKET           MARKET           MARKET
                                                                     FUND                FUND             FUND
                                                              -------------------    -------------    ------------
ASSETS:
Investments, at amortized cost..............................      $22,045,941         $3,372,707       $5,577,604
Repurchase agreements, at cost..............................        8,698,993                 --        2,404,849
                                                                  -----------         ----------       ----------
Total investments, at cost..................................       30,744,934          3,372,707        7,982,453
Cash........................................................              247                  1                1
Interest receivable.........................................           35,539                240            9,849
Receivable for Interfund Lending............................              803                 --               --
Prepaid expenses and other receivables......................              325                 37              122
                                                                  -----------         ----------       ----------
Total Assets................................................       30,781,848          3,372,985        7,992,425
                                                                  -----------         ----------       ----------
LIABILITIES:
Dividends payable...........................................           26,412              2,237            6,993
Payable to brokers for investments purchased................               --            199,322               --
Accrued expenses and other payables:
    Investment advisory fees................................            2,653                203              574
    Administration fees.....................................            1,326                127              359
    Shareholder servicing fees..............................              297                 95              158
    Other...................................................              878                123              312
                                                                  -----------         ----------       ----------
Total Liabilities...........................................           31,566            202,107            8,396
                                                                  -----------         ----------       ----------
NET ASSETS:
Capital.....................................................       30,750,266          3,170,872        7,984,030
Undistributed (distributions in excess of) net investment
  income....................................................               16                  6               --
Accumulated undistributed net realized gains (losses) from
  investment transactions...................................               --                 --               (1)
                                                                  -----------         ----------       ----------
Net Assets..................................................      $30,750,282         $3,170,878       $7,984,029
                                                                  ===========         ==========       ==========
NET ASSETS:
  Class I...................................................      $29,125,203         $2,460,930       $7,157,361
  Class S...................................................        1,247,607            385,810          728,456
  Administrative Class......................................          377,472            324,138           98,212
                                                                  -----------         ----------       ----------
Total.......................................................      $30,750,282         $3,170,878       $7,984,029
                                                                  ===========         ==========       ==========
OUTSTANDING UNITS OF BENEFICIAL INTEREST (SHARES):
  Class I...................................................       29,125,224          2,460,959        7,157,365
  Class S...................................................        1,247,601            385,797          728,453
  Administrative Class......................................          377,476            324,138           98,211
                                                                  -----------         ----------       ----------
Total.......................................................       30,750,301          3,170,894        7,984,029
                                                                  ===========         ==========       ==========
Net Asset Value
  Offering and redemption price per share (Class I, Class S,
    and Administrative Class)...............................      $      1.00         $     1.00       $     1.00
                                                                  ===========         ==========       ==========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                                              INSTITUTIONAL PRIME    TREASURY ONLY    GOVERNMENT
                                                                 MONEY MARKET        MONEY MARKET    MONEY MARKET
                                                                     FUND                FUND            FUND
                                                              -------------------    -------------   ------------
INVESTMENT INCOME:
Interest income ............................................       $328,805             $30,892        $113,987
Dividend income ............................................          6,144                  --             230
Income from securities lending .............................             --               1,316               2
                                                                   --------             -------        --------
Total Income ...............................................        334,949              32,208         114,219
                                                                   --------             -------        --------
EXPENSES:
Investment advisory fees ...................................         29,380               2,591           8,282
Administration fees ........................................         14,690               1,620           5,176
Shareholder servicing fees (Class S) .......................          3,360                 928           1,856
Shareholder servicing fees (Administrative Class) ..........            554                 162             256
Custodian fees .............................................            784                  72             244
Interest expense ...........................................             --                   4              --
Legal and audit fees .......................................            589                  64             198
Trustees' fees and expenses ................................            350                  31             101
Transfer agent fees ........................................            834                  38              52
Registration and filing fees ...............................            445                  84             237
Printing and mailing costs .................................            215                  20              61
Other ......................................................            916                 115             254
                                                                   --------             -------        --------
Total Expenses..............................................         52,117               5,729          16,717
Less reimbursements for legal matters.......................           (319)                (35)           (112)
                                                                   --------             -------        --------
Net Expenses ...............................................         51,798               5,694          16,605
                                                                   --------             -------        --------
Net Investment Income ......................................        283,151              26,514          97,614
                                                                   --------             -------        --------
REALIZED GAINS (LOSSES) FROM INVESTMENT TRANSACTIONS:
Net realized gains (losses) from investment transactions ...             16                  12              (1)
                                                                   --------             -------        --------
Change in net assets resulting from operations .............       $283,167             $26,526        $ 97,613
                                                                   ========             =======        ========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 10

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                  INSTITUTIONAL PRIME               TREASURY ONLY                  GOVERNMENT
                                   MONEY MARKET FUND              MONEY MARKET FUND             MONEY MARKET FUND
                             ------------------------------    ------------------------    ---------------------------
                                       YEAR ENDED                     YEAR ENDED                   YEAR ENDED
                                        JUNE 30,                       JUNE 30,                     JUNE 30,
                             ------------------------------    ------------------------    ---------------------------
                                 2004             2003            2004          2003           2004           2003
                             -------------    -------------    ----------    ----------    ------------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income....  $     283,151    $     449,537    $   26,514    $   38,659    $     97,614    $   123,716
  Net realized gains
    (losses) from
    investment
    transactions...........             16              350            12            48              (1)            45
                             -------------    -------------    ----------    ----------    ------------    -----------
Change in net assets
  resulting from operations        283,167          449,887        26,526        38,707          97,613        123,761
                             -------------    -------------    ----------    ----------    ------------    -----------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
  From net investment
    income.................       (268,855)        (425,756)      (23,103)      (36,162)        (90,132)      (111,805)
DISTRIBUTIONS TO CLASS S
  SHAREHOLDERS:
  From net investment
    income.................         (9,784)         (14,081)       (2,236)       (1,830)         (5,299)        (7,373)
DISTRIBUTIONS TO
  ADMINISTRATIVE CLASS
  SHAREHOLDERS:
  From net investment
    income.................         (4,862)          (9,908)       (1,224)         (667)         (2,202)        (4,575)
                             -------------    -------------    ----------    ----------    ------------    -----------
Change in net assets from
  shareholders
  distributions                   (283,501)        (449,745)      (26,563)      (38,659)        (97,633)      (123,753)
                             -------------    -------------    ----------    ----------    ------------    -----------
CAPITAL TRANSACTIONS:
Change in net assets from
  capital transactions             945,444        4,814,310        (1,709)      427,203      (2,396,225)     3,646,690
                             -------------    -------------    ----------    ----------    ------------    -----------
Change in net assets               945,110        4,814,452        (1,746)      427,251      (2,396,245)     3,646,698
NET ASSETS:
  Beginning of period           29,805,172       24,990,720     3,172,624     2,745,373      10,380,274      6,733,576
                             -------------    -------------    ----------    ----------    ------------    -----------
  End of period              $  30,750,282    $  29,805,172    $3,170,878    $3,172,624    $  7,984,029    $10,380,274
                             =============    =============    ==========    ==========    ============    ===========
SHARE TRANSACTIONS (SHARE
  TRANSACTIONS ARE AT $1.00
  PER SHARE):
CLASS I SHARES:
  Issued...................    289,041,178      269,182,326     6,620,328     8,351,825      39,984,048     28,491,880
  Reinvested...............        108,233          154,616         1,584         3,367          14,552         10,862
  Redeemed.................   (287,616,949)    (265,269,555)   (6,985,300)   (8,106,537)    (41,873,182)   (25,422,667)
                             -------------    -------------    ----------    ----------    ------------    -----------
Change in Class I Shares...      1,532,462        4,067,387      (363,388)      248,655      (1,874,582)     3,080,075
                             =============    =============    ==========    ==========    ============    ===========
CLASS S SHARES:
  Issued...................      5,530,725        7,838,045     1,775,186     1,335,168       3,514,615      3,208,598
  Reinvested...............          3,041            6,847           284           479             677          1,544
  Redeemed.................     (5,663,516)      (7,388,721)   (1,674,226)   (1,189,514)     (3,557,030)    (3,139,853)
                             -------------    -------------    ----------    ----------    ------------    -----------
Change in Class S Shares...       (129,750)         456,171       101,244       146,133         (41,738)        70,289
                             =============    =============    ==========    ==========    ============    ===========
ADMINISTRATIVE CLASS
  SHARES:
  Issued...................      5,357,527        4,946,787     1,738,078       764,270         642,380      1,181,951
  Reinvested...............          4,553            6,915           924           635           1,090          1,542
  Redeemed.................     (5,819,348)      (4,662,920)   (1,478,566)     (732,491)     (1,123,375)      (687,167)
                             -------------    -------------    ----------    ----------    ------------    -----------
Change in Administrative
  Class Shares.............       (457,268)         290,782       260,436        32,414        (479,905)       496,326
                             =============    =============    ==========    ==========    ============    ===========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                          INVESTMENT ACTIVITIES        DISTRIBUTIONS
                                          ----------------------   ----------------------
                                          NET ASSET                             NET ASSET
                                           VALUE,        NET          NET        VALUE,
                                          BEGINNING   INVESTMENT   INVESTMENT    END OF     TOTAL
                                          OF PERIOD     INCOME       INCOME      PERIOD     RETURN
                                          ---------   ----------   ----------   ---------   ------

INSTITUTIONAL PRIME MONEY MARKET FUND
 (CLASS I)
 Year Ended June 30, 2004...............   $1.000       $0.010      $(0.010)     $1.000      0.98%
 Year Ended June 30, 2003...............    1.000        0.015       (0.015)      1.000      1.47
 Year Ended June 30, 2002...............    1.000        0.025       (0.025)      1.000      2.55
 Year Ended June 30, 2001...............    1.000        0.058       (0.058)      1.000      6.01
 Year Ended June 30, 2000...............    1.000        0.057       (0.057)      1.000      5.87

TREASURY ONLY MONEY MARKET FUND (CLASS
 I)
 Year Ended June 30, 2004...............    1.000        0.009       (0.009)      1.000      0.86
 Year Ended June 30, 2003...............    1.000        0.013       (0.013)      1.000      1.31
 Year Ended June 30, 2002...............    1.000        0.023       (0.023)      1.000      2.28
 Year Ended June 30, 2001...............    1.000        0.054       (0.054)      1.000      5.51
 Year Ended June 30, 2000...............    1.000        0.051       (0.051)      1.000      5.27

GOVERNMENT MONEY MARKET FUND (CLASS I)
 Year Ended June 30, 2004...............    1.000        0.010       (0.010)      1.000      0.97
 Year Ended June 30, 2003...............    1.000        0.014       (0.014)      1.000      1.40
 Year Ended June 30, 2002...............    1.000        0.024       (0.024)      1.000      2.45
 Year Ended June 30, 2001...............    1.000        0.058       (0.058)      1.000      5.93
 Year Ended June 30, 2000...............    1.000        0.055       (0.055)      1.000      5.69

INSTITUTIONAL PRIME MONEY MARKET FUND
 (CLASS S)
 Year Ended June 30, 2004...............    1.000        0.007       (0.007)      1.000      0.73
 Year Ended June 30, 2003...............    1.000        0.012       (0.012)      1.000      1.22
 Year Ended June 30, 2002...............    1.000        0.023       (0.023)      1.000      2.31
 Year Ended June 30, 2001...............    1.000        0.056       (0.056)      1.000      5.80
 April 10, 2000 to June 30, 2000 (a)....    1.000        0.014       (0.014)      1.000      1.38(b)

TREASURY ONLY MONEY MARKET FUND (CLASS
 S)
 Year Ended June 30, 2004...............    1.000        0.006       (0.006)      1.000      0.61
 Year Ended June 30, 2003...............    1.000        0.011       (0.011)      1.000      1.06
 Year Ended June 30, 2002...............    1.000        0.020       (0.020)      1.000      2.04
 Year Ended June 30, 2001...............    1.000        0.052       (0.052)      1.000      5.29
 April 10, 2000 to June 30, 2000 (a)....    1.000        0.012       (0.012)      1.000      1.24(b)

GOVERNMENT MONEY MARKET FUND (CLASS S)
 Year Ended June 30, 2004...............    1.000        0.007       (0.007)      1.000      0.72
 Year Ended June 30, 2003...............    1.000        0.011       (0.011)      1.000      1.15
 Year Ended June 30, 2002...............    1.000        0.022       (0.022)      1.000      2.21
 Year Ended June 30, 2001...............    1.000        0.056       (0.056)      1.000      5.71
 April 10, 2000 to June 30, 2000 (a)....    1.000        0.013       (0.013)      1.000      1.35(b)

INSTITUTIONAL PRIME MONEY MARKET FUND
 (ADMINISTRATIVE CLASS)
 Year Ended June 30, 2004...............    1.000        0.009       (0.009)      1.000      0.88
 Year Ended June 30, 2003...............    1.000        0.014       (0.014)      1.000      1.37
 November 1, 2001 to June 30, 2002 (a)..    1.000        0.013       (0.013)      1.000      1.29(b)

TREASURY ONLY MONEY MARKET FUND
 (ADMINISTRATIVE CLASS)
 Year Ended June 30, 2004...............    1.000        0.008       (0.008)      1.000      0.76
 Year Ended June 30, 2003...............    1.000        0.012       (0.012)      1.000      1.21
 November 1, 2001 to June 30, 2002 (a)..    1.000        0.011       (0.011)      1.000      1.11(b)

GOVERNMENT MONEY MARKET FUND
 (ADMINISTRATIVE CLASS)
 Year Ended June 30, 2004...............    1.000        0.009       (0.009)      1.000      0.87
 Year Ended June 30, 2003...............    1.000        0.013       (0.013)      1.000      1.30
 November 1, 2001 to June 30, 2002 (a)..    1.000        0.012       (0.012)      1.000      1.21(b)

                                                     RATIOS/SUPPLEMENTARY DATA
                                          ------------------------------------------------
                                                        RATIO OF    RATIO OF     RATIO OF
                                              NET       EXPENSES      NET        EXPENSES
                                            ASSETS,        TO      INVESTMENT   TO AVERAGE
                                            END OF      AVERAGE    INCOME TO    NET ASSETS
                                            PERIOD        NET       AVERAGE      WITHOUT
                                            (000'S)      ASSETS    NET ASSETS    WAIVERS
                                          -----------   --------   ----------   ----------
INSTITUTIONAL PRIME MONEY MARKET FUND
 (CLASS I)
 Year Ended June 30, 2004............... $29,125,203      0.16%       0.98%        0.16%
 Year Ended June 30, 2003...............  27,593,051      0.16        1.45         0.16
 Year Ended June 30, 2002...............  23,525,561      0.15        2.34         0.17
 Year Ended June 30, 2001...............  10,441,614      0.15        5.70         0.17
 Year Ended June 30, 2000...............   5,209,033      0.16        6.04         0.18
TREASURY ONLY MONEY MARKET FUND (CLASS
 I)
 Year Ended June 30, 2004...............   2,460,930      0.14        0.85         0.14
 Year Ended June 30, 2003...............   2,824,350      0.14        1.30         0.14
 Year Ended June 30, 2002...............   2,575,648      0.14        2.17         0.14
 Year Ended June 30, 2001...............   1,824,084      0.14        5.09         0.14
 Year Ended June 30, 2000...............     818,295      0.16        5.13         0.16
GOVERNMENT MONEY MARKET FUND (CLASS I)
 Year Ended June 30, 2004...............   7,157,361      0.14        0.96         0.14
 Year Ended June 30, 2003...............   9,031,960      0.14        1.37         0.14
 Year Ended June 30, 2002...............   5,951,880      0.14        2.40         0.14
 Year Ended June 30, 2001...............   4,495,228      0.14        5.70         0.14
 Year Ended June 30, 2000...............   3,433,100      0.16        5.54         0.16
INSTITUTIONAL PRIME MONEY MARKET FUND
 (CLASS S)
 Year Ended June 30, 2004...............   1,247,607      0.41        0.73         0.41
 Year Ended June 30, 2003...............   1,377,373      0.41        1.17         0.41
 Year Ended June 30, 2002...............     921,196      0.39        2.22         0.42
 Year Ended June 30, 2001...............     541,712      0.35        5.08         0.42
 April 10, 2000 to June 30, 2000 (a)....      44,707      0.35(c)     6.29(c)      0.44(c)
TREASURY ONLY MONEY MARKET FUND (CLASS
 S)
 Year Ended June 30, 2004...............     385,810      0.39        0.60         0.39
 Year Ended June 30, 2003...............     284,571      0.39        0.99         0.39
 Year Ended June 30, 2002...............     138,436      0.38        1.89         0.39
 Year Ended June 30, 2001...............      97,251      0.35        5.30         0.40
 April 10, 2000 to June 30, 2000 (a)....     122,569      0.35(c)     5.53(c)      0.41(c)
GOVERNMENT MONEY MARKET FUND (CLASS S)
 Year Ended June 30, 2004...............     728,456      0.39        0.71         0.39
 Year Ended June 30, 2003...............     770,196      0.39        1.13         0.39
 Year Ended June 30, 2002...............     699,907      0.37        2.24         0.39
 Year Ended June 30, 2001...............     778,727      0.35        5.33         0.39
 April 10, 2000 to June 30, 2000 (a)....     215,079      0.35(c)     5.97(c)      0.40(c)
INSTITUTIONAL PRIME MONEY MARKET FUND
 (ADMINISTRATIVE CLASS)
 Year Ended June 30, 2004...............     377,472      0.26        0.88         0.26
 Year Ended June 30, 2003...............     834,748      0.26        1.33         0.26
 November 1, 2001 to June 30, 2002 (a)..     543,963      0.25(c)     1.83(c)      0.27(c)
TREASURY ONLY MONEY MARKET FUND
 (ADMINISTRATIVE CLASS)
 Year Ended June 30, 2004...............     324,138      0.24        0.76         0.24
 Year Ended June 30, 2003...............      63,703      0.24        1.16         0.24
 November 1, 2001 to June 30, 2002 (a)..      31,289      0.24(c)     1.59(c)      0.24(c)
GOVERNMENT MONEY MARKET FUND
 (ADMINISTRATIVE CLASS)
 Year Ended June 30, 2004...............      98,212      0.24        0.86         0.24
 Year Ended June 30, 2003...............     578,118      0.24        1.14         0.24
 November 1, 2001 to June 30, 2002 (a)..      81,789      0.24(c)     1.72(c)      0.24(c)

------------

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 12

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund, and the Government Money Market Fund (individually a "Fund", collectively the "Funds") only.

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-three series and six classes of shares: Class I, Class A, Class B, Class C, Class S, and Administrative Class. The Funds are each authorized to issue Class I, Class S, and Administrative Class shares only. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Securities are valued utilizing the amortized cost method which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity of the security.

     REPURCHASE AGREEMENTS

     The Funds (except for the Treasury Only Money Market Fund) may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor"), an indirect wholly-owned subsidiary of Bank One Corporation, to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is valued at cost and the underlying collateral is valued at or above the value of the repurchase agreement plus accrued interest. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Fund to obtain those securities in the event of a counterparty default. If the counterparty defaults and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds, along with certain other affiliates of the Funds, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements which are fully collateralized by U.S. Treasury or U.S. government agency obligations with counterparties approved by the Board of Trustees, consistent with each Fund's investment policy.

     SECURITIES LENDING

     To generate additional income, the Funds may lend up to 33 1/3% of securities in which they are invested pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or letters of credit as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds receive payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral. Collateral is marked to market daily to provide a level of

Continued

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     collateral at least equal to the market value of securities lent. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justified the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. Bank One Trust Company N.A., an affiliate of the Advisor, serves as sub-custodian for the securities lending program. Bank One Trust Company, N.A. receives a sub-custody fee based on the value of collateral received from borrowers. As of June 30, 2004, the following Funds had securities with the following market values on loan and for the period then ended, these Funds paid the following amounts to Bank One Trust Company, N.A. (amounts in thousands):

                                                                                                        MARKET
                                                                                        MARKET          VALUE
                                                                     SUB-CUSTODY        VALUE         OF LOANED
       FUND                                                           FEES PAID     OF COLLATERAL*    SECURITIES
       ----                                                          -----------    --------------    ----------
       Treasury Only Money Market Fund.............................     $371           $694,084        $680,276
       Government Money Market Fund................................        1                 --              --

     -----------------
     * The loaned securities were fully collateralized by U.S. government securities as of June 30, 2004.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences, if any, have been reclassified among the components of net assets.

     FEDERAL INCOME TAXES

     The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

3. INVESTMENT ADVISORY, ADMINISTRATION, AND SHAREHOLDER SERVICING AGREEMENTS:

   The Trust and Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to 0.08% of the average daily net assets of the Treasury Only Money Market Fund and the Government Money Market Fund; and 0.10% of the average daily net assets of the Institutional Prime Money Market Fund.

Continued

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 14

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an affiliate of Bank One Corporation, are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly at an annual rate of 0.05% of the Funds' average daily net assets.

   The Funds' Class S and Administrative Class shares have distribution plans (the "Plans") pursuant to which the Funds pay various shareholder servicing agents, which may include the Advisor and its affiliates, a fee at an annual rate of 0.25% of the average daily net assets of the outstanding Class S shares and 0.10% of the average daily net assets of the outstanding Administrative Class shares. Pursuant to the terms of the Plan, the shareholder servicing agents have agreed to provide certain services to the holders of these shares.

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and One Group Dealer Services, Inc. (the "Distributor"). Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

4. FINANCING ARRANGEMENT:

   The Trust and State Street Bank and Trust Company ("State Street") have a financing arrangement. Under this arrangement, State Street provides an unsecured uncommitted credit facility in the aggregate amount of $100 million which expires November 23, 2004. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by State Street at the time of borrowing (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, there were no loans outstanding.

5. INTERFUND LENDING ARRANGEMENT:

   The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other Fund within the Trust at rates beneficial to both the borrowing and lending funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined by averaging the current repurchase agreement rate and the current bank loan rate (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, the Municipal Income Fund had outstanding borrowings of $802,557 from the Institutional Prime Money Market.

6. FEDERAL TAX INFORMATION:

   The tax character of distributions paid during the fiscal year ended June 30, 2004 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                          DISTRIBUTIONS PAID FROM:
                                         ---------------------------
                                            NET             NET             TOTAL        TAX RETURN        TOTAL
                                         INVESTMENT      LONG TERM         TAXABLE           OF        DISTRIBUTIONS
                                           INCOME      CAPITAL GAINS    DISTRIBUTIONS     CAPITAL          PAID
                                         ----------    -------------    -------------    ----------    -------------
    Institutional Prime Money Market
      Fund.............................   $286,119         $--            $286,119          $--          $286,119

    Treasury Only Money Market Fund....     26,875          --              26,875           --            26,875

    Government Money Market Fund.......     99,691          --              99,691           --            99,691

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004
Continued

                                                                              15
INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The tax character of distributions paid during the fiscal year ended June 30, 2003 was as follows (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                          DISTRIBUTIONS PAID FROM:
                                         ---------------------------
                                            NET             NET             TOTAL        TAX RETURN        TOTAL
                                         INVESTMENT      LONG TERM         TAXABLE           OF        DISTRIBUTIONS
                                           INCOME      CAPITAL GAINS    DISTRIBUTIONS     CAPITAL          PAID
                                         ----------    -------------    -------------    ----------    -------------
    Institutional Prime Money Market
      Fund.............................   $459,979         $--            $459,979          $--          $459,979

    Treasury Only Money Market Fund....     39,840          --              39,840           --            39,840

    Government Money Market Fund.......    124,148          --             124,148           --           124,148

   As of June 30, 2004 the components of accumulated earnings/(deficit) on a tax basis was as follows (amounts in thousands):

                                                         UNDISTRIBUTED                                                   TOTAL
                                         UNDISTRIBUTED     LONG-TERM                                   ACCUMULATED    ACCUMULATED
                                           ORDINARY         CAPITAL      ACCUMULATED   DISTRIBUTIONS   CAPITAL AND     EARNINGS/
                                            INCOME           GAINS        EARNINGS        PAYABLE      OTHER LOSSES    (DEFICIT)
                                         -------------   -------------   -----------   -------------   ------------   -----------
    Institutional Prime Money Market
      Fund..............................    $26,782          $--           $26,782       $(26,412)         $--           $370

    Treasury Only Money Market Fund.....      2,292           --             2,292         (2,236)          --             56

    Government Money Market Fund........      7,147           --             7,147         (6,993)            (1)         153

   Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the period ended June 30, 2004, the Funds deferred to July 1, 2004 post October capital losses of (amounts in thousands):

                                                                   CAPITAL
                                                                    LOSSES
                                                                  ----------
    Government Money Market Fund................................      $1

7. LEGAL MATTERS:

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC and other related parties (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with respect to certain mutual funds, including certain Funds of the Trust. In addition, as part of its inquiry of mutual fund practices, the staff of the SEC conducted an examination of the Trust and an investigation of Banc One Investment Advisors Corporation ("BOIA"), advisor to the Trust.

   Immediately following the filing of the Canary Complaint, Bank One and the Trust's Board of Trustees launched an internal review in response to these and other allegations. Additionally, the Board of Trustees established a Special Review Committee to assist it in overseeing the review, as well as regulatory inquires and litigation relating to the issues raised in the Canary Complaint.

   On June 29, 2004, the Advisor entered into agreements with the NYAG and the SEC in resolution of investigations conducted by the NYAG and the SEC into market timing of certain Funds of the Trust, possible late trading of certain Funds of the Trust and related matters. In its settlement with the SEC, without admitting or denying the findings set forth therein, the Advisor consented to the entry of an order by the SEC (the "SEC Order ") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order, the Advisor or its affiliates will pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. The Advisor will identify at a later date those Funds whose management fees will be reduced pursuant to the settlement agreement with the NYAG. In addition, the Advisor has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Trust's Board of Trustees (the "Board ") and its chairman, and to ensure compliance with applicable federal securities laws,
   (ii) the retention of an independent

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 16

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act ") and the Investment Company Act of 1940 (the "1940 Act "), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   As of June 30, 2004, a number of civil lawsuits, including purported class actions and purported shareholder derivative suits, have been filed against Bank One, the Advisor, the Trust, its Trustees, certain Funds of the Trust, and certain related parties. The lawsuits allege various violations of state and federal laws including, but not limited to, breach of fiduciary duties, making false and misleading statements in prospectuses, and fraud. By order of the Judicial Panel on Multi-district Litigation, these lawsuits were consolidated and transferred to the federal district court in Maryland on February 20, 2004. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matters may be filed against these parties in the future. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. Bank One has publicly announced its intent to make appropriate restitution if it determines that any shareholders of the Funds were damaged by the misconduct on the part of Bank One, its affiliates or their personnel. In keeping with that intent, the entirety of the $50 million paid by the Advisor pursuant to the SEC settlement will be distributed to shareholders in accordance with a plan of distribution to be approved by the SEC.

   The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expenses as it relates to matters described above. A portion of these reimbursements may be from related parties.

8. SUBSEQUENT EVENTS:

   On July 1, 2004, Bank One Corporation, the former corporate parent of the Advisor, Administrator and Distributor, merged into JPMorgan Chase & Co. On that date the Advisor became an affiliate of J.P. Morgan Investment Management Inc. ("JPMIM"), the investment adviser to the JPMorgan Funds. The Advisor and JPMIM will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide the same investment advisory services provided to the Trust and the JPMorgan Funds, respectively.

     COMMON FEE STRUCTURE

     On August 12, 2004, the Board of Trustees of the Trust approved a series of proposals designed to facilitate a common pricing structure with the JPMorgan Funds. These changes, some of which are summarized below, are anticipated to go into effect on February 19, 2005.

     The Advisor will reduce the investment advisory fees it charges with respect to many of the Funds. Effective February 19, 2005, the Advisory Fee will be computed daily and paid monthly, at the following annual rates:
     0.08% of the average daily net assets of the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund and the Government Money Market Fund.

     The JPMorgan Funds will be added to a new fee arrangement with the Administrator and the new fees will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the series of the Trust and the JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Money Market Funds"); and 0.05% of the average daily net assets of the Money Market Funds over $100 billion.

     Additionally, the Shareholder Services Plan for Class S and Administrative Class pursuant to which the Funds pay various shareholder servicing agents will be eliminated and the Distributor will begin providing certain shareholder servicing services to the Funds under a separate Shareholder Servicing Agreement with the Funds. Under this agreement, the Trust will pay the Distributor a fee of 0.30% of the average daily net assets attributable to the Class S shares of each Fund, 0.15% of the average daily net assets attributable to the Administrative Class shares of each Fund, and 0.05% of the average daily net assets attributable to the Class I shares of each Fund.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     COMMON SERVICE PROVIDERS

     On August 12, 2004, the Board of Trustees of the Trust approved an agreement with JPMorgan Chase Bank, an affiliate of the Advisor, the Administrator and the Distributor, to act as the Funds' custodian and fund accounting agent.

     Currently, the Administrator provides fund accounting services under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as the new fund accounting agent effective February 19, 2005. As a result of this appointment, fund accounting fees will be charged as an additional direct fee to the Funds rather than being embedded in the fees under the Administration Agreement.

     The transition of the custody and fund accounting responsibilities to JPMorgan Chase Bank is expected to be completed by December 2004 and is not anticipated to have a significant impact on the Funds' operations or their expenses.

     Additionally, on August 12, 2004, the Board of Trustees approved the appointment of JPMorgan Chase Bank as securities lending agent for the One Group Funds that are permitted to lend their securities concurrent with the appointment of JPMorgan Chase Bank as custodian. Upon appointment of JPMorgan Chase Bank as securities lending agent, Bank One Trust Company, N.A. will no longer serve as sub-custodian.

     MERGER OF FUNDS

     On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of the Trust and the Boards of Directors/Trustees of the JPMorgan Funds indicated in the table below approved management's proposals to merge the following:

                          TARGET FUND                                        ACQUIRING FUND
                          -----------                                        --------------
       One Group Institutional Prime Money Market Fund     JPMorgan Prime Money Market Fund (a series of J.P.
                                                             Morgan Mutual Fund Trust)

       One Group U.S. Government Securities Money Market   One Group Government Money Market Fund
         Fund and JPMorgan U.S. Government Money Market
         Fund (a series of J.P. Morgan Mutual Fund Trust)

       One Group Treasury Only Money Market Fund           JPMorgan 100% U.S. Treasury Securities Money
                                                             Market Fund (a series of J.P. Morgan Mutual Fund
                                                             Trust)

     Each proposed merger is contingent upon approval from the respective Target Fund's shareholders and regulatory review and receipt of an opinion of counsel to the effect that the merger will qualify as a tax-free reorganization for federal income tax purposes. If approved, the mergers are expected to occur on February 18, 2005, or such later date as the parties to each such merger transaction may agree.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 18

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
One Group Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Institutional Prime Money Market Fund, the Treasury Only Money Market Fund and the Government Money Market Fund (three series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States,) which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 20, 2004

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

TRUSTEES

NAME AND ADDRESS(1)
Birthdate                                                                                     Other Directorships
Time Served with the Trust           Principal Occupation During the Past Five Years            Held by Trustee
----------------------------    ----------------------------------------------------------    --------------------
Peter C. Marshall               From March 2002 to present, self-employed as a business       None
12/10/42                        consultant; March 2000 to February 2002, Senior Vice
5/16/94 - present               President, W.D. Hoard, Inc. (corporate parent of DCI
                                Marketing, Inc.); November 1993 to March 2000, President
                                DCI Marketing, Inc.


Frederick W. Ruebeck            From April 2000 to present, Advisor, Jerome P. Green &        None
10/8/39                         Associates, LLC (a broker-dealer); January 2000 to April
5/16/94 - present               2000, self- employed as a consultant; June 1988 to
                                December 1999, Director of Investments, Eli Lilly and
                                Company.


Robert A. Oden, Jr.             From July 2002 to present, President, Carleton College;       None
9/11/46                         1995 to July 2002, President, Kenyon College.
6/25/97 - present


John F. Finn                    From 1975 to present, President, Gardner, Inc. (wholesale     Director, Cardinal
11/15/47                        distributor to outdoor power equipment industry).             Health, Inc.
5/21/98 - present


Marilyn McCoy                   From 1985 to present, Vice President of Administration and    None
3/18/48                         Planning, Northwestern University.
4/28/99 - present


Julius L. Pallone               From 1994 to present, President, J.L. Pallone Associates      None
5/26/30                         (insurance consultant).
4/28/99 - present


Donald L. Tuttle                From 1995 to present, Vice President, Association for         None
10/6/34                         Investment Management and Research.
4/28/99 - present

------------

(1) The address of each Trustee is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Trustee is indefinite except in the case of Mr. Pallone whose term expires on June 30, 2005. As of June 30, 2004, there were 58 portfolios within the Fund complex.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 20

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

OFFICERS

NAME AND ADDRESS(1)
BIRTHDATE
POSITION HELD AND
TIME SERVED WITH THE TRUST           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
----------------------------   ------------------------------------------------------------
David J. Kundert               From 1995 to present, Chairman and Chief Executive Officer,
10/28/42                       Bank One Investment Management Group. Since 1992, President
President                      and Chief Executive Officer, Banc One Investment Advisors
10/15/03 - present             Corporation; Director, Banc One Investment Advisors
                               Corporation, One Group Dealer Services, Inc., and One Group
                               Administrative Services, Inc.


Beverly J. Langley             From June 1992 to present, Senior Compliance Director of
10/4/56                        Banc One Investment Advisors Corporation.
Vice President
8/15/02 - present


Nadeem Yousaf(2)               From August 1999 to present, Vice President, Financial
1/26/69                        Services, BISYS Fund Services, Inc. From March 1997 to June
Treasurer                      1999, Director of Canadian Operations, Investor Bank and
11/13/03 - present             Trust.


Scott E. Richter               From February 2003 to present, Senior Associate General
7/4/56                         Counsel, Bank One Corporation. From November 1998 to January
Secretary                      2003, Deputy General Counsel, Institutional Division,
10/15/03 - present             INVESCO. From January 1997 to October 1998, Associate
                               General Counsel, Piper Capital Management.


Jessica K. Ditullio            From January 2000 to present, First Vice President and
9/19/62                        Counsel, Bank One Corporation. From August 1990 to January
Assistant Secretary            2000, Counsel, Bank One Corporation.
1/1/00 - present


Nancy E. Fields                From October 1999 to present, Director, Mutual Fund
6/22/49                        Administration, One Group Administrative Services, Inc. and
Assistant Secretary            Senior Project Manager, Mutual Funds, One Group Dealer
1/1/00 - present               Services, Inc. From July 1999 to October 1999, Project
                               Manager, One Group, Banc One Investment Advisors Corp. From
                               January 1998 to July 1999, Vice President, Ohio Bankers
                               Association. From July 1990 through December 1997, Vice
                               President, Client Services, BISYS Fund Services, Inc.


Alaina Metz                    From January 2002 to present, Vice President, Regulatory
4/7/67                         Services, BISYS Fund Services, Inc. From June 1995 to
Assistant Secretary            January 2002, Chief Administrative Officer, Blue Sky
11/1/95 - present              Compliance, BISYS Fund Services, Inc.

------------

(1) The address of each officer is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Officer is indefinite. As of June 30, 2004, there were 58 portfolios within the Fund complex.

(2) On July 12, 2004, Stephanie J. Dorsey was appointed to serve as Treasurer to the Trust.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2004, and continued to hold your shares at the end of the reporting period, June 30, 2004.

In order to comply with newly issued regulatory requirements, the beginning account value of this example will be $1,000. While this represents a change from the action outlined in One Group Mutual Funds' Commitment to Fund Shareholders, this change will make it easier for shareholders to (1) estimate their actual expenses, e.g. for shareholders holding less than $10,000 in a fund, and (2) compare this information to similar information provided by other mutual funds.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                             EXPENSES PAID
                                                               ENDING            DURING
                                            BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                         ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                         JANUARY 1, 2004      30, 2004          2004(1)
                                         ---------------    -------------    --------------
INSTITUTIONAL PRIME MONEY MARKET FUND
 Class I..............  Actual               $1,000            $1,005            $0.82
                        Hypothetical(6)      $1,000            $1,024            $0.82
 Class S..............  Actual               $1,000            $1,004            $2.07
                        Hypothetical(6)      $1,000            $1,023            $2.08
 Administrative
   Class..............  Actual               $1,000            $1,004            $1.32
                        Hypothetical(6)      $1,000            $1,024            $1.32
TREASURY ONLY MONEY MARKET FUND
 Class I..............  Actual               $1,000            $1,004            $0.71
                        Hypothetical(6)      $1,000            $1,024            $0.71
 Class S                Actual               $1,000            $1,003            $1.95
                        Hypothetical(6)      $1,000            $1,023            $1.97
 Administrative
   Class..............  Actual               $1,000            $1,004            $1.21
                        Hypothetical(6)      $1,000            $1,024            $1.21

                               COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
                        ----------------------------------------------------------

                        INVESTMENT                      SHAREHOLDER                   ANNUALIZED
                         ADVISORY     ADMINISTRATION     SERVICING        OTHER        EXPENSE
                         FEES(2)         FEES(3)          FEES(4)      EXPENSES(5)      RATIO
                        ----------    --------------    -----------    -----------    ----------
INSTITUTIONAL PRIME MO
 Class I..............    $0.50           $0.25            $  --          $0.07          0.16%
                          $0.50           $0.25            $  --          $0.07          0.16%
 Class S..............    $0.50           $0.25            $1.25          $0.07          0.41%
                          $0.50           $0.25            $1.26          $0.07          0.41%
 Administrative
   Class..............    $0.50           $0.25            $0.50          $0.07          0.26%
                          $0.50           $0.25            $0.50          $0.07          0.26%
TREASURY ONLY MONEY MA
 Class I..............    $0.40           $0.25            $  --          $0.06          0.14%
                          $0.40           $0.25            $  --          $0.06          0.14%
 Class S                  $0.40           $0.25            $1.24          $0.06          0.39%
                          $0.40           $0.25            $1.26          $0.06          0.39%
 Administrative
   Class..............    $0.40           $0.25            $0.50          $0.06          0.24%
                          $0.40           $0.25            $0.50          $0.06          0.24%

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

 22

INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE, CONTINUED
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

                                                                             EXPENSES PAID
                                                               ENDING            DURING
                                            BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                         ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                         JANUARY 1, 2004      30, 2004          2004(1)
                                         ---------------    -------------    --------------
GOVERNMENT MONEY MARKET FUND
 Class I..............  Actual               $1,000            $1,005            $0.70
                        Hypothetical(6)      $1,000            $1,024            $0.70
 Class S..............  Actual               $1,000            $1,004            $1.95
                        Hypothetical(6)      $1,000            $1,023            $1.96
 Administrative
   Class..............  Actual               $1,000            $1,004            $1.20
                        Hypothetical(6)      $1,000            $1,024            $1.20

                               COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
                        ----------------------------------------------------------

                        INVESTMENT                      SHAREHOLDER                   ANNUALIZED
                         ADVISORY     ADMINISTRATION     SERVICING        OTHER        EXPENSE
                         FEES(2)         FEES(3)          FEES(4)      EXPENSES(5)      RATIO
                        ----------    --------------    -----------    -----------    ----------
GOVERNMENT MONEY MARKE
 Class I..............    $0.40           $0.25            $  --          $0.05          0.14%
                          $0.40           $0.25            $  --          $0.05          0.14%
 Class S..............    $0.40           $0.25            $1.25          $0.05          0.39%
                          $0.40           $0.25            $1.26          $0.05          0.39%
 Administrative
   Class..............    $0.40           $0.25            $0.50          $0.05          0.24%
                          $0.40           $0.25            $0.50          $0.05          0.24%

------------

(1) Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(2) Investment Advisory Fees are paid to Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation, for investment advisory services. See Notes to Financial Statements for details.

(3) Administration Fees are paid to One Group Administrative Services, Inc., an affiliate of Bank One Corporation, for various administrative services, including among other things fund accounting, shareholder and broker/dealer service support, providing office space for the Funds, preparing and filing various forms required by the Securities and Exchange Commission, and working with the other service providers to the Funds to implement policies established by the Board of Trustees. See Notes to Financial Statements for details.

(4) Shareholder Servicing Fees are paid to various shareholder servicing agents, which may include the Advisor and its affiliates, for providing certain services to the holders of these shares. See Notes to Financial Statements for details.

(5) Other Expenses are paid to various service providers that are generally not affiliated with Bank One Corporation. The total dollar amount of these expenses for each Fund is shown in the Statement of Operations and includes items such as (i) custodian fees, (ii) legal fees, (iii) audit fees, (iv) Trustees fees and expenses, (v) transfer agent fees, (iv) registration fees, and (vii) printing and mailing fees.

(6) Represents the hypothetical 5% annual return before expenses.

ONE GROUP MUTUAL FUNDS INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT June 30, 2004

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2004

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

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ONE GROUP MUTUAL FUNDS  INSTITUTIONAL MONEY MARKET FUNDS ANNUAL REPORT  June 30,
2004

ANNUAL REPORT

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group Mutual Funds are distributed by One Group
Dealer Services, Inc., which is a subsidiary of JPMorgan
Chase & Co. Affiliates of JPMorgan Chase & Co.
receive fees for providing services to the funds.

Call One Group Dealer Services at 1-800-480-4111 or visit www.onegroup.com for the prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the mutual funds carefully before investing. The prospectus contains this and other information about the mutual funds. Read the prospectus carefully before investing.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-480-4111; (ii) on the funds' website at http://www.onegroup.com; and (iii) on the Commission's website at http://www.sec.gov.

TOG-F-033-AN (8/04)

MONEY MARKET INVESTING

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group
  ANNUAL REPORT
  Twelve Months Ended June 30, 2004

          MONEY MARKET FUNDS

          Prime Money Market Fund
          U.S. Treasury Securities Money Market Fund
          U.S. Government Securities Money Market Fund
          Municipal Money Market Fund
          Michigan Municipal Money Market Fund
          Ohio Municipal Money Market Fund


NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE VALUE

This material must be preceded or accompanied by a current prospectus.

ONE GROUP MONEY MARKET FUNDS
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Schedules of Portfolio Investments .........................    2

Statements of Assets and Liabilities .......................   22

Statements of Operations ...................................   23

Statements of Changes in Net Assets ........................   24

Financial Highlights .......................................   26

Notes to Financial Statements ..............................   29

Report of Independent Registered Public Accounting Firm ....   36

Trustees ...................................................   37

Officers ...................................................   38
Shareholder Expense Example.................................   39


ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 2

ONE GROUP PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 COMMERCIAL PAPER (15.5%):
Asset Backed (9.4%):
 160,522    Atlantis One Funding Corp.,
              1.12%, 7/6/04..................    160,498
  50,000    Atlantis One Funding Corp.,
              1.08%, 7/27/04.................     49,961
 100,000    Crown Point Capital Co., L.L.C.,
              1.20%, 10/19/04 (b)............     99,633
  55,000    Galaxy Funding, Inc., 1.09%,
              7/20/04 (b)....................     54,968
  40,000    Galaxy Funding, Inc., 1.20%,
              8/17/04 (b)....................     39,937
  50,000    Grampian Funding Ltd., 1.50%,
              11/19/04 (b)...................     49,706
  75,000    Grampian Funding Ltd., 1.58%,
              11/30/04 (b)...................     74,500
  52,575    Lexington Parker Capital Co.,
              L.L.C., 1.47%, 11/10/04 (b)....     52,292
  73,000    Tango Finance Corp., 1.22%,
              8/24/04 (b)....................     72,866
  35,200    Tango Finance Corp., 1.27%,
              9/10/04 (b)....................     35,112
  37,000    Tango Finance Corp., 1.30%,
              9/15/04 (b)....................     36,898
  56,250    Tango Finance Corp., 1.20%,
              10/18/04 (b)...................     56,046
                                               ---------
                                                 782,417
                                               ---------
Banking (4.4%):
 147,000    AB Spintab, 1.03%, 7/1/04........    147,000
  50,000    AB Spintab, 1.15%, 8/18/04.......     49,923
  50,000    KBC Financial Products
              International, 1.77%,
              11/16/04 (b)...................     49,661
  54,000    National Bank Of New Zealand,
              1.26%, 10/15/04................     53,800
  65,000    National Bank Of New Zealand,
              1.26%, 10/28/04................     64,729
                                               ---------
                                                 365,113
                                               ---------
Financial Services (1.7%):
 100,000    Goldman Sachs Group, Inc., 1.21%,
              7/2/04.........................    100,000
  45,000    Morgan Stanley & Co., 1.23%,
              8/27/04........................     45,000
                                               ---------
                                                 145,000
                                               ---------
  Total Commercial Paper                       1,292,530
                                               ---------
EXTENDABLE COMMERCIAL NOTES (10.3%):
Asset Backed (10.3%):
 181,000    ASAP Funding Ltd., 1.35%, 7/6/04
              (b)............................    180,966
  60,000    Concord Minutemen Capital Co.,
              L.L.C., Series B, 1.15%,
              7/6/05 (b)*....................     60,000

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
EXTENDABLE COMMERCIAL NOTES, CONTINUED:
Asset Backed, continued:
 105,000    Concord Minutemen Capital Co.,
              L.L.C., Series B, 1.18%,
              7/11/05 (b)*...................    105,000
 133,000    Concord Minutemen Capital Co.,
              L.L.C., Series B, 1.25%,
              7/14/05 (b)*...................    133,000
  30,000    Concord Minutemen Capital Co.,
              L.L.C., Series B, 1.27%,
              7/15/05 (b)*...................     30,000
  70,000    Dakota (Citibank Credit Card
              Master Trust), 1.07%,
              7/7/04 (b).....................     69,988
  65,150    Halogen Funding Co., L.L.C.,
              1.27%, 7/15/05 (b)*............     65,150
  25,000    Halogen Funding Co., L.L.C.,
              1.27%, 7/15/05 (b)*............     25,000
 103,000    Newcastle (Discover Card Master
              Trust), 1.10%, 7/27/04 (b).....    102,918
  85,000    Park Granada L.L.C., 1.06%,
              7/9/04 (b).....................     84,980
                                               ---------
  Total Extendable Commercial Notes              857,002
                                               ---------
MUNICIPAL NOTES AND BONDS (3.2%):
Florida (0.5%):
  41,675    Miami-Dade County, Florida
              Aviation, Revenue, 1.45%,
              9/30/04, INS: MBIA.............     41,675
                                               ---------
New Jersey (1.0%):
  86,500    New Jersey Economic Development
              Authority, Revenue, 1.15%,
              2/15/29*.......................     86,500
                                               ---------
New York (1.7%):
 139,750    New York City Transitional
              Finance Authority, Revenue,
              Series B, 1.15%, 5/1/30, LIQ:
              Westdeutsche Landesbank*.......    139,750
                                               ---------
  Total Municipal Notes and Bonds                267,925
                                               ---------
CORPORATE NOTES/MEDIUM TERM NOTES (34.2%):
Asset Backed (27.3%):
  50,000    Belford Funding Co., L.L.C.,
              1.15%, 8/5/04 (b)*.............     49,999
  50,000    Belford Funding Co., L.L.C.,
              1.13%, 9/3/04 (b)*.............     49,999
  50,000    Belford Funding Co., L.L.C.,
              1.15%, 10/7/04 (b)*............     50,000
 103,000    Blue Heron Funding Ltd., 1.29%,
              10/15/04 (b)*..................    103,000
  59,000    Blue Heron Funding Ltd., 1.31%,
              12/17/04 (b)*..................     59,000
  50,000    Blue Heron Funding Ltd., 1.31%,
              5/18/05 (b)*...................     50,000

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

ONE GROUP PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE NOTES/MEDIUM TERM NOTES, CONTINUED:
Asset Backed, continued:
 105,000    Blue Heron Funding Ltd., 1.37%,
              5/27/05 (b)*...................    105,000
  50,000    Dorada Finance, Inc., 1.23%,
              8/23/04 (b)....................     49,909
 100,000    Holmes Financing, PLC, 1.19%,
              4/15/05........................    100,000
  46,500    Leafs L.L.C., 1.29%,
              2/22/05 (b)....................     46,500
 120,000    Liberty Lighthouse U.S. Capital
              Co., L.L.C., 1.30%,
              7/28/04 (b)....................    119,998
 150,000    Liberty Lighthouse U.S. Capital
              Co., L.L.C., 1.11%,
              10/7/04 (b)....................    149,986
  50,000    Liberty Lighthouse U.S. Capital
              Co., L.L.C., 1.14%,
              11/3/04 (b)....................     49,994
  20,000    Liberty Lighthouse U.S. Capital
              Co., L.L.C., 1.29%,
              4/8/05 (b).....................     20,025
  80,000    Liberty Lighthouse U.S. Capital
              Co., L.L.C., 1.29%,
              4/26/05 (b)....................     79,987
 100,000    Links Finance L.L.C., 1.85%,
              5/19/05 (b)....................     99,842
  50,000    Liquid Funding Ltd., 1.34%,
              7/29/04 (b)....................     50,000
  80,000    Premium Asset Trust Series
              2003-5, 1.13%, 7/1/05 (b)......     80,000
 168,000    Racers, Series 00-7-MM-A2, 1.31%,
              10/1/04 (b)....................    168,000
  50,000    Racers, Series 03-14-C, 1.29%,
              8/27/04 (b)....................     49,990
  25,000    Sigma Finance, Inc., 1.11%,
              9/7/04 (b).....................     24,999
  45,000    Sigma Finance, Inc., 1.24%,
              1/21/05 (b)....................     44,996
  25,000    Sigma Finance, Inc., 1.24%,
              1/21/05 (b)....................     24,996
 100,000    Sigma Finance, Inc., 1.41%,
              6/15/05 (b)....................     99,981
  50,000    Structured Asset Repackaged
              Trust, Series 03-8, 1.29%,
              5/13/05 (b)....................     50,000
 240,000    Structured Products Asset Returns
              Certificates, Series 04-1,
              1.20%, 7/26/04 (b).............    240,001
  95,000    Syndicated Loan Funding Trust,
              Series 04-2, 1.41%,
              3/21/05 (b)....................     95,000
  75,000    Syndicated Loan Funding Trust,
              Series 04-5, 1.38%,
              5/16/05 (b)....................     75,000
  82,000    Winston Funding Ltd., 1.21%,
              10/25/04 (b)...................     82,000
                                               ---------
                                               2,268,202
                                               ---------

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
CORPORATE NOTES/MEDIUM TERM NOTES, CONTINUED:
Banking (6.9%):
 200,000    Bayerische Landesbank, NY, 1.28%,
              6/24/05........................    200,000
 150,000    HBOS Treasury Services, PLC,
              1.28%, 6/20/05.................    150,000
 145,000    HBOS Treasury Services, PLC,
              1.10%, 8/1/05..................    145,000
  75,000    Wells Fargo & Co., 1.13%,
              8/2/05.........................     75,000
                                               ---------
                                                 570,000
                                               ---------
  Total Corporate Notes/Medium Term Notes      2,838,202
                                               ---------
FUNDING AGREEMENTS (9.2%):
Insurance (9.2%):
  75,000    AIG Life Insurance Co., 1.19%,
              6/25/05........................     75,000
 100,000    Allstate Life Insurance Co.,
              1.46%, 3/11/05.................    100,000
  75,000    General Electric Capital
              Assurance Co., 1.24%, 6/1/05...     75,000
 100,000    Metropolitan Life Insurance Co.,
              1.59%, 5/15/05.................    100,000
  50,000    New York Life Insurance Co.,
              1.37%, 2/25/05.................     50,000
  50,000    Transamerica Life Insurance &
              Annuity Co., 1.18%, 6/8/05.....     50,000
 315,000    Transamerica Occidental Life
              Insurance Company, 1.35%,
              7/11/05........................    315,000
                                               ---------
  Total Funding Agreements                       765,000
                                               ---------
CERTIFICATES OF DEPOSIT (9.3%):
Euro (3.6%):
 100,000    Landesbank Hessen-Thueringen GZ,
              1.56%, 5/4/05..................    100,008
 200,000    Norddeutsche Landesbank, 1.41%,
              8/5/04.........................    200,001
                                               ---------
                                                 300,009
                                               ---------
Yankee (5.7%):
 225,000    Canadian Imperial Bank of
              Commerce, 1.29%, 6/15/05.......    225,000
 100,000    Deutsche Bank, 1.40%, 2/14/05....    100,000
  50,000    Norddeutsche Landesbank, 1.44%,
              11/16/04.......................     49,999
 100,000    Norddeutsche Landesbank, 1.44%,
              3/1/05.........................     99,990
                                               ---------
                                                 474,989
                                               ---------
  Total Certificates of Deposit                  774,998
                                               ---------
U.S. GOVERNMENT AGENCY SECURITIES (7.2%):
Fannie Mae (3.3%):
  75,000    1.60%, 12/29/04..................     75,000
 100,000    1.22%, 2/14/05...................    100,000

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

 4

ONE GROUP PRIME MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Fannie Mae, continued:
 100,000    1.40%, 5/3/05....................    100,000
                                               ---------
                                                 275,000
                                               ---------
Federal Home Loan Bank (2.1%):
  96,000    1.50%, 3/1/05....................     96,000
  80,000    1.40%, 3/29/05...................     80,000
                                               ---------
                                                 176,000
                                               ---------
Federal National Mortgage Association (1.8%):
 150,000    1.24%, 2/15/05*..................    149,972
                                               ---------
  Total U.S. Government Agency Securities        600,972
                                               ---------

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
REPURCHASE AGREEMENTS (11.1%):
 921,868    Mortgage Backed Joint Repurchase
              Agreement, (Proceeds at
              maturity $921,908,
              collateralized by various U.S.
              Government Agency Securities),
              1.55%, 7/1/04..................    921,868
                                               ---------
  Total Repurchase Agreements                    921,868
                                               ---------
Total (Amortized Cost $8,318,497) (a)          8,318,497
                                               =========

------------
Percentages indicated are based on net assets of $8,321,015.

(a) Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets as is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A and/or Section 4(2) of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

 * Variable rate securities. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

ONE GROUP U.S. TREASURY SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 U.S. TREASURY OBLIGATIONS (20.6%):
U.S. Treasury Bills (7.5%):
 50,000     1.04%, 10/7/04...................     49,859
 50,000     1.18%, 10/21/04..................     49,820
 50,000     1.34%, 11/18/04..................     49,739
 50,000     1.36%, 11/26/04..................     49,720
 50,000     1.72%, 12/16/04..................     49,610
 50,000     1.70%, 12/23/04..................     49,598
 50,000     1.74%, 12/30/04..................     49,573
                                               ---------
                                                 347,919
                                               ---------
U.S. Treasury Notes (13.1%):
100,000     2.25%, 7/31/04...................    100,097
100,000     2.13%, 8/31/04...................    100,157
150,000     5.88%, 11/15/04..................    152,585
150,000     2.00%, 11/30/04..................    150,476
100,000     1.75%, 12/31/04..................    100,234
                                               ---------
                                                 603,549
                                               ---------
  Total U.S. Treasury Obligations                951,468
                                               ---------

PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
REPURCHASE AGREEMENTS (80.5%):
100,000     CS First Boston, (Proceeds at
              maturity $101,450,
              collateralized by various U.S.
              Treasury securities), 1.34%,
              2/22/05........................    100,000
100,000     CS First Boston, (Proceeds at
              maturity $101,438,
              collateralized by various U.S.
              Treasury securities), 1.36%,
              2/22/05........................    100,000
100,000     CS First Boston, (Proceeds at
              maturity $101,567,
              collateralized by various U.S.
              Treasury securities), 1.45%,
              3/1/05.........................    100,000
100,000     CS First Boston, (Proceeds at
              maturity $101,610,
              collateralized by various U.S.
              Treasury securities), 1.49%,
              5/2/05.........................    100,000
475,000     GNMA Joint Repurchase Agreement,
              (Proceeds at maturity $475,035,
              collateralized by various U.S.
              Government securities), 1.31%,
              7/2/04.........................    475,000
2,850,806   Treasury Joint Repurchase
              Agreement, (Proceeds at
              maturity $2,850,908,
              collateralized by various U.S.
              Treasury securities), 1.29%,
              7/1/04.........................  2,850,806
                                               ---------
  Total Repurchase Agreements                  3,725,806
                                               ---------
Total (Amortized Cost $4,677,274) (a)          4,677,274
                                               =========

------------
Percentages indicated are based on net assets of $4,627,010.

(a) Aggregate cost for federal income tax purposes differs from cost for financial purposes by less than 2% of net assets and is therefore considered substantially the same.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 6

ONE GROUP U.S. GOVERNMENT SECURITIES MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 U.S. GOVERNMENT AGENCY SECURITIES (67.1%):
Fannie Mae (30.0%):
 25,000     1.24%, 8/5/04.....................   24,971
 25,000     1.25%, 8/11/04....................   24,964
 25,000     1.00%, 9/10/04*...................   24,999
 13,100     1.28%, 9/17/04....................   13,064
 20,000     1.00%, 10/28/04*..................   19,998
 10,000     1.60%, 12/29/04...................   10,000
 10,000     1.63%, 1/3/05.....................   10,000
 10,000     1.22%, 2/14/05*...................   10,000
 20,000     1.20%, 2/18/05*...................   19,998
 10,000     1.40%, 2/25/05....................   10,000
 35,000     1.40%, 5/3/05.....................   35,000
 10,000     1.55%, 5/4/05.....................   10,000
                                                -------
                                                212,994
                                                -------
Federal Farm Credit Bank (16.1%):
 30,000     1.22%, 10/28/04*..................   29,998
 25,000     1.09%, 2/10/05*...................   24,998
 15,000     1.19%, 3/17/05*...................   14,998
 20,000     1.06%, 9/2/05*....................   20,000
 25,000     1.05%, 2/24/06*...................   25,000
                                                -------
                                                114,994
                                                -------
Federal Home Loan Bank (14.0%):
 15,000     1.00%, 7/14/04                       15,000
 20,000     1.22%, 2/25/05*...................   19,996
  5,000     1.40%, 2/25/05....................    5,000
 10,000     1.50%, 3/1/05.....................   10,000
 10,000     1.40%, 3/23/05....................   10,000

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
U.S. GOVERNMENT AGENCY SECURITIES, CONTINUED:
Federal Home Loan Bank, continued:
 10,000     1.40%, 3/29/05....................   10,000
 15,000     1.05%, 4/7/05*....................   14,999
  5,000     1.30%, 4/25/05....................    5,000
 10,000     1.55%, 5/4/05.....................   10,000
                                                -------
                                                 99,995
                                                -------
Freddie Mac (7.0%):
 10,000     1.34%, 8/12/04....................    9,985
 20,000     1.37%, 9/9/05*....................   20,000
 20,000     1.10%, 10/7/05*...................   20,000
                                                -------
                                                 49,985
                                                -------
  Total U.S. Government Agency Securities       477,968
                                                -------
REPURCHASE AGREEMENTS (32.9%):
 84,442     Government Agency Joint
              Repurchase Agreement, (Proceeds
              at maturity $84,445,
              collateralized by various U.S.
              Government Agency securities),
              1.45%, 7/1/04...................   84,442
150,000     Mortgage Backed Joint Repurchase
              Agreement, (Proceeds at maturity
              $150,006, collateralized by
              various U.S. Government Agency
              Securities), 1.55%, 7/1/04......  150,000
                                                -------
  Total Repurchase Agreements                   234,442
                                                -------
Total (Amortized Cost $712,410) (a)             712,410
                                                =======

------------
Percentages indicated are based on net assets of $712,312.

(a) Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

 * Variable rate securities. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

ONE GROUP MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 ANTICIPATION NOTES (4.0%):
Ohio (2.4%):
  1,500     City of Powell, Bond Anticipation
              Note, GO, 1.50%, 11/3/04.......      1,502
  3,375     Erie County, Bond Anticipation
              Note, GO, 2.00%, 4/13/05.......      3,397
 17,500     Jackson Local School District,
              Stark & Summit Counties, GO,
              2.00%, 8/12/04.................     17,520
  4,000     Lakewood, GO, 2.25%, 6/2/05......      4,023
  2,750     Youngstown City School District,
              GO, 2.00%, 3/9/05..............      2,760
                                               ---------
                                                  29,202
                                               ---------
Texas (1.6%):
 20,000     State Tax & Revenue, GO, 2.00%,
              8/31/04........................     20,027
                                               ---------
  Total Anticipation Notes                        49,229
                                               ---------
MUNICIPAL NOTES AND BONDS (5.9%):
Indiana (0.4%):
  5,000     State Housing Finance Authority,
              Single Family Mortgage Revenue,
              Series E-03, AMT, 1.25%,
              1/6/05.........................      5,000
                                               ---------
Michigan (3.7%):
  8,000     Municipal Bond Authority, Series
              B-1, GO, 2.00%, 8/20/04........      8,011
  3,000     State Housing Development
              Authority, Series B, AMT,
              1.22%, 12/1/04.................      3,000
  6,545     State Housing Development
              Authority, Series C, AMT,
              1.22%, 6/1/30, INS: FSA, LIQ:
              Dexia Public Finance...........      6,545
 28,000     State Notes, Series A, GO, 2.00%,
              9/30/04........................     28,070
                                               ---------
                                                  45,626
                                               ---------
Oregon (1.1%):
  4,000     State Housing & Community
              Services Department, Single
              Family Mortgage Revenue, Series
              M, 1.20%, 7/1/19*..............      4,000
 10,000     State Housing & Community
              Services Department, Single
              Family Mortgage Revenue, Series
              N, AMT, 1.25%, 7/1/19*.........     10,000
                                               ---------
                                                  14,000
                                               ---------

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
MUNICIPAL NOTES AND BONDS, CONTINUED:
South Carolina (0.7%):
  9,000     State Association of Governmental
              Organizations, GO, 2.75%,
              4/15/05........................      9,086
                                               ---------
  Total Municipal Notes and Bonds                 73,712
                                               ---------
TAX FREE COMMERCIAL PAPER (3.7%):
Indiana (2.7%):
 15,000     Development Finance Authority,
              Solid Waste-Pure Air Authority,
              Series 90, AMT, 1.12%, 8/10/04,
              LOC: Landesbank
              Hessen-Thueringen..............     15,000
 18,000     Development Finance Authority,
              Solid Waste-Pure Air Authority,
              Series 91, AMT, 1.12%, 8/10/04,
              LOC: Landesbank
              Hessen-Thueringen..............     18,000
                                               ---------
                                                  33,000
                                               ---------
Michigan (1.0%):
 12,900     State Housing Development
              Authority, Multi-Family, Series
              A, AMT, 1.05%, 8/16/04, LOC:
              Landesbank Hessen-Thueringen...     12,900
                                               ---------
  Total Tax Free Commercial Paper                 45,900
                                               ---------
DAILY DEMAND NOTES (12.5%):
Alaska (3.6%):
  3,900     Valdez Marine Terminal Revenue,
              Exxon Pipeline Project, 1.00%,
              10/1/25, GTY: Exxon*...........      3,900
 16,050     Valdez Marine Terminal Revenue,
              BP Pipelines Project, Series B,
              1.10%, 7/1/37, GTY: BP North
              America*.......................     16,050
 24,850     Valdez Marine Terminal Revenue,
              Exxon Mobile Project, 1.00%,
              12/1/29, GTY: Exxon*...........     24,850
                                               ---------
                                                  44,800
                                               ---------
California (0.2%):
  2,750     State Economic Recovery Bonds,
              Series C-1, GO, 1.12%, 7/1/23,
              LIQ: Landesbank Baden*.........      2,750
                                               ---------
Kansas (2.1%):
 10,040     State Department of
              Transportation, Highway
              Revenue, 1.04%, 9/1/20*........     10,040
 15,535     State Department of
              Transportation, Highway
              Revenue, 1.04%, 9/1/20*........     15,535
                                               ---------
                                                  25,575
                                               ---------

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

 8

ONE GROUP MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
DAILY DEMAND NOTES, CONTINUED:
 Kentucky (0.8%):
  9,985     Louisville & Jefferson County
              Airport Authority, Series A,
              AMT, 1.12%, 1/1/29, GTY:
              UPS*...........................      9,985
                                               ---------
Massachusetts (0.4%):
  4,545     State Development Finance Agency,
              Revenue, Boston University,
              Series R-2, 1.02%, 10/1/42,
              INS: XL Capital, LIQ: Societe
              Generale*......................      4,545
                                               ---------
Michigan (0.6%):
  7,625     University of Michigan, Hospital
              Revenue, Series 92-A, 1.08%,
              12/1/19*.......................      7,625
    300     University of Michigan, Hospital
              Revenue, Series 98-A2, 1.08%,
              12/1/24*.......................        300
                                               ---------
                                                   7,925
                                               ---------
Missouri (0.2%):
  3,100     St. Louis, IDA, Elderly Housing
              Revenue, Homer G. Phillips
              Project, Series B, AMT, 1.18%,
              12/1/31, LOC: U.S. Bancorp*....      3,100
                                               ---------
Nevada (0.2%):
  2,600     Clark County School District,
              1.06%, 6/15/21, LOC: FSA.......      2,600
                                               ---------
Ohio (2.2%):
  5,900     Paulding County, Solid Waste
              Disposal Revenue, Lafarge Corp.
              Project, AMT, 1.03%, 8/1/26,
              LOC: Bayerische Landesbank*....      5,900
  7,135     State Air Quality Development
              Authority, Revenue, Ohio Edison
              Co. Project, Series 88-C, AMT,
              1.08%, 9/1/18, LOC: Barclays
              Bank*..........................      7,135
    500     State Solid Waste Revenue, BP
              Products, Series B, AMT, 1.13%,
              8/1/34, GTY: BP North
              America*.......................        500
    935     State Solid Waste Revenue, BP
              Chemical, Inc. Project, AMT,
              1.13%, 8/1/34, GTY: BP North
              America*.......................        935
  4,300     State Solid Waste Revenue, BP
              Exploration & Oil Project, AMT,
              1.13%, 2/1/33, GTY: BP North
              America*.......................      4,300

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
DAILY DEMAND NOTES, CONTINUED:
Ohio, continued:
    800     State Solid Waste Revenue, BP
              Exploration & Oil Project, AMT,
              1.13%, 8/1/34, GTY: BP North
              America*.......................        800
    750     State Solid Waste Revenue, BP
              Exploration & Oil Project,
              Series 99, AMT, 1.13%, 8/1/34,
              GTY: BP North America*.........        750
  2,300     State Solid Waste Revenue, BP
              Products, AMT, 1.13%, 8/1/34,
              GTY: BP North America*.........      2,300
  4,300     Trumbull County Health Care,
              1.14%, 10/1/31, INS: Radian
              Insurance, LIQ: Fleet National
              Bank*..........................      4,300
                                               ---------
                                                  26,920
                                               ---------
Tennessee (1.9%):
 23,130     Clarksville, Public Building
              Authority, Revenue, 1.10%,
              1/1/33, LOC: Bank of
              America*.......................     23,130
                                               ---------
Virginia (0.3%):
  2,300     King George County, IDA, Revenue,
              Birchwood Power Partners
              Project, AMT, 1.13%, 11/1/25,
              LOC: Credit Suisse First
              Boston*........................      2,300
  1,500     King George County, IDA, Revenue,
              Birchwood Power Partners
              Project, AMT, 1.13%, 3/1/27,
              LOC: Credit Suisse First
              Boston*........................      1,500
                                               ---------
                                                   3,800
                                               ---------
  Total Daily Demand Notes                       155,130
                                               ---------
WEEKLY DEMAND NOTES (70.7%):
Arizona (0.9%):
  5,000     Tucson, IDA, Multi-Family Housing
              Revenue, Series 02-A, 1.08%,
              1/15/32, INS: FNMA*............      5,000
  5,715     Tucson, Single Family Mortgage
              Revenue, Roaring Fork Trust,
              Series 01-A, AMT, 1.23%,
              1/1/34, GTY: FNMA, LIQ: Bank of
              New York* (b)..................      5,715
                                               ---------
                                                  10,715
                                               ---------
Arkansas (0.3%):
  3,720     State Development Finance
              Authority, IDR, Semco, Inc.
              Project, AMT, 1.20%, 12/1/19,
              LOC: Bank of America*..........      3,720
                                               ---------

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

ONE GROUP MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
 California (1.6%):
  7,000     State Economic Recovery Bonds,
              Series C-11, GO, 1.03%, 7/1/23,
              LOC: BNP Paribas*..............      7,000
  5,000     State Economic Recovery Bonds,
              Series C-15, GO, 1.07%, 7/1/23,
              INS: FSA, LIQ: Dexia Public
              Finance Bank*..................      5,000
  8,000     State Economic Recovery Bonds,
              Series C-19, GO, 1.02%, 7/1/23,
              INS: XL Capital, LIQ: Dexia
              Public Finance Bank*...........      8,000
                                               ---------
                                                  20,000
                                               ---------
Colorado (3.8%):
  1,400     Colorado Springs YMCA, Pikes Peak
              Project, 1.10%, 11/1/22, LOC:
              Wells Fargo*...................      1,400
  9,800     Denver Airport System Revenue,
              AMT, 1.15%, 11/15/25, LOC:
              Societe Generale*..............      9,800
  7,000     Denver City & County,
              Certificates of Participation,
              Wellington E Webb, Series 03-C,
              1.06%, 12/1/29, LOC: AMBAC,
              LIQ: Dexia Public Finance
              Bank*..........................      7,000
  5,915     Denver City & County, Single
              Family Mortgage Revenue, AMT,
              1.23%, 11/1/32, LIQ: Bank of
              New York* (b)..................      5,915
  3,945     El Paso County, Single Family
              Mortgage Revenue, AMT, 1.23%,
              11/1/33, LIQ: Bank of New York*
              (b)............................      3,945
 16,850     Park Creek Metro District,
              Revenue, Series C, 1.16%,
              12/1/24, GTY: Lehman Brothers*
              (b)............................     16,850
  2,500     School of Mines, EDC, Revenue,
              1.15%, 9/1/26, LOC: Allied
              Irish Bank*....................      2,500
                                               ---------
                                                  47,410
                                               ---------
Florida (3.9%):
 11,000     Highlands County Health
              Facilities Authority, Revenue,
              Adventist Health System, Series
              2003-C, 1.24%, 11/15/21, LIQ:
              Adventist Health System*.......     11,000
 17,445     Palm Beach County, Education
              Facilities Authority, Revenue,
              Lynn University, 1.08%,
              11/1/21, LOC: Bank of
              America*.......................     17,445

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
Florida, continued:
  5,055     Palm Beach County, Multi-Family
              Housing Revenue, Caribbean
              Villas, AMT, 1.13%, 9/15/28,
              GTY: FNMA*.....................      5,055
 10,000     Palm Beach County, Revenue, Morse
              Obligation Group, 1.11%,
              5/1/33, LOC: KeyBank*..........     10,000
  5,500     Palm Beach County, Revenue,
              Zoological Society, Inc.
              Project, AMT, 1.13%, 5/1/31,
              LOC: Northern Trust Co.*.......      5,500
                                               ---------
                                                  49,000
                                               ---------
Idaho (0.6%):
  6,920     State University Foundation,
              Inc., Revenue, L.E. & Thelma
              Stephens Project, 1.10%,
              5/1/21, LOC: Wells Fargo
              Bank*..........................      6,920
                                               ---------
Illinois (3.0%):
  5,000     Carol Stream, Multi-Family
              Housing Revenue, St. Charles
              Square, AMT, 1.20%, 3/15/27,
              GTY: FNMA*.....................      5,000
  7,480     Chicago Board of Education,
              Merlots, Series A47, 1.12%,
              12/1/26, INS: FGIC, LIQ:
              Wachovia Bank* (b).............      7,480
  2,871     Chicago O'Hare International
              Airport, Revenue, Second Lien,
              Series B, AMT, 1.09%, 1/1/18,
              LOC: Societe Generale*.........      2,871
 10,000     Chicago O'Hare International
              Airport, Revenue, Series 01-B6,
              AMT, 1.17%, 1/1/32, INS: AMBAC,
              LIQ: Wachovia Bank* (b)........     10,000
  7,635     Housing Development Authority,
              Multi-Family Revenue, Pheasant
              Ridge/ Hunter Apartments, AMT,
              1.16%, 4/1/32, LOC: ABN AMRO*
              (b)............................      7,635
  3,930     Will & Kankakee County
              Development Authority, IDR, JRS
              Realty Association L.L.C.
              Project A, AMT, 1.18%, 12/1/18,
              LOC: PNC Bank* (b).............      3,930
                                               ---------
                                                  36,916
                                               ---------
Indiana (0.7%):
  3,865     Health Facilities Financing
              Authority, Hospital Revenue,
              Mary Sherman Hospital, 1.11%,
              5/1/19, LOC: Fifth Third
              Bank*..........................      3,865

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

 10

ONE GROUP MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
Indiana, continued:
  1,500     Jasper, EDR (b)..................      1,500
  3,370     Miami County, IDR, Dukes Memorial
              Hospital, Series 2000, 1.10%,
              10/1/30, LOC: Wells Fargo*.....      3,370
                                               ---------
                                                   8,735
                                               ---------
Iowa (2.0%):
  9,020     Finance Authority, Multi-Family
              Revenue, Prestwick Apartments,
              AMT, 1.23%, 6/20/36, LIQ: Bank
              of New York* (b)...............      9,020
 15,760     Finance Authority, Private School
              Facilities Revenue, 1.15%,
              6/1/19, LOC: Allied Irish Bank*
              (b)............................     15,760
                                               ---------
                                                  24,780
                                               ---------
Kansas (2.3%):
  7,000     City of Independence, Matcor
              Metals, Inc., AMT, 1.23%,
              12/1/22, LOC: Comerica Bank*
              (b)............................      7,000
 22,125     Sedgewick & Shawnee Counties,
              Single Family Mortgage Revenue,
              Roaring Fork Trust, Series
              01-B2, AMT, 1.23%, 12/1/33,
              LIQ: Bank of New York* (b).....     22,125
                                               ---------
                                                  29,125
                                               ---------
Kentucky (0.5%):
  5,100     Carroll County, Solid Waste
              Disposal Revenue, Acquisition
              Project, AMT, 1.12%, 5/1/31,
              LOC: Citibank*.................      5,100
  1,585     City of Mayfield, League of
              Cities Lease Finance Program,
              Revenue, 1.12%, 7/1/26, LOC:
              PNC Bank*......................      1,585
                                               ---------
                                                   6,685
                                               ---------
Michigan (11.4%):
  3,265     City of Dearborn, EDC, Revenue,
              Henry Ford Village, 1.13%,
              10/1/23, LOC: Comerica Bank*...      3,265
  1,050     Grand Rapids Education, Revenue,
              Holland Home Project, 1.08%,
              11/1/20, LOC: Fifth Third
              Bank*..........................      1,050
  5,000     Higher Education Student Loan
              Authority, Revenue, Series
              X11-B, AMT, 1.10%, 10/1/13,
              INS: AMBAC, LIQ: Kredietbank
              KB*............................      5,000

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
  7,205     Higher Education Student Loan
              Authority, Revenue, Series B,
              Hope College, 1.12%, 4/1/32,
              LOC: Fifth Third Bank*.........      7,205
  6,175     Higher Education Student Loan
              Authority, Revenue, Series
              XII-Y, AMT, 1.10%, 9/1/36, INS:
              AMBAC, LIQ: Lloyds Bank*.......      6,175
  6,520     Oakland University, Revenue,
              1.06%, 3/1/31, INS: FGIC*......      6,520
  1,900     State Hospital Finance Authority,
              Revenue, Hospital Equipment
              Loan Program, Series A, 1.06%,
              12/1/23, LOC: National City
              Bank*..........................      1,900
  3,250     State Hospital Finance Authority,
              Revenue, Southwestern Rehab,
              1.11%, 6/1/35, LOC: Fifth Third
              Bank*..........................      3,250
 12,650     State Housing Development
              Authority, Rental Housing
              Revenue, Series A, AMT, 1.10%,
              4/1/37, INS: MBIA, LIQ:
              Landesbank Hessen-
              Thueringen*....................     12,650
  2,795     State Strategic Fund, Limited
              Obligation Revenue, Wayne
              Disposal Oakland Project, AMT,
              1.12%, 3/1/05, LOC: Comerica
              Bank*..........................      2,795
  2,730     State Strategic Fund, Limited
              Obligation Revenue, Petosky
              Plastics, Inc. Project, AMT,
              1.23%, 8/1/16, LOC: Comerica
              Bank* (b)......................      2,730
  2,100     State Strategic Fund, Limited
              Obligation Revenue, Saginaw
              Products Corp. Project, AMT,
              1.23%, 9/1/17, LOC: Comerica
              Bank* (b)......................      2,100
  2,100     State Strategic Fund, Limited
              Obligation Revenue, Pyper
              Products Corp. Project, AMT,
              1.23%, 10/1/18, LOC: Comerica
              Bank* (b)......................      2,100
  1,390     State Strategic Fund, Limited
              Obligation Revenue, Quincy,
              Inc. Project, AMT, 1.23%,
              12/1/22, LOC: Comerica Bank*
              (b)............................      1,390

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

ONE GROUP MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
  3,000     State Strategic Fund, Limited
              Obligation Revenue, JEB
              Properties, Inc. Project, AMT,
              1.23%, 9/1/30, LOC: Comerica
              Bank* (b)......................      3,000
  3,050     State Strategic Fund, Limited
              Obligation Revenue, Sterling
              Die & Engineering Project, AMT,
              1.23%, 8/1/35, LOC: Comerica
              Bank* (b)......................      3,050
  3,400     State Strategic Fund, Limited
              Obligation Revenue, Artinian,
              Inc. Project, AMT, 1.23%,
              3/1/33, LOC: Comerica Bank*....      3,400
  1,210     State Strategic Fund, Limited
              Obligation Revenue, DuoForm
              Acquisition Project, AMT,
              1.27%, 7/1/21, LOC: Wachovia
              Bank* (b)......................      1,210
  3,000     State Strategic Fund, Limited
              Obligation Revenue, MANS
              Project, AMT, 1.23%, 4/1/15,
              LOC: Comerica Bank*............      3,000
  2,600     State Strategic Fund, Limited
              Obligation Revenue, YMCA
              Greater Grand Rapids, 1.08%,
              7/1/34, LOC: Fifth Third
              Bank*..........................      2,600
 32,520     State University Revenue, Series
              00-A, 1.01%, 8/15/30, LIQ:
              Dexia Public Finance Bank*.....     32,520
 13,740     State University Revenue, Series
              00-A, 1.01%, 8/15/30, LIQ:
              Dexia Public Finance Bank*.....     13,740
  1,675     University of Michigan, Higher
              Education Revenue, 1.05%,
              4/1/32*........................      1,675
  5,825     University of Michigan, Hospital
              Revenue, 1.04%, 12/1/27*.......      5,825
  4,975     University of Michigan, Hospital
              Revenue, 1.04%, 12/1/27*.......      4,975
  8,820     Wayne County Airport, Series A,
              AMT, 1.07%, 12/1/16, INS:
              AMBAC, LIQ: Bayerische
              Landesbank*....................      8,820
                                               ---------
                                                 141,945
                                               ---------
Minnesota (2.0%):
  6,135     Minneapolis Convention Center,
              GO, 0.95%, 12/1/18, LIQ: Dexia
              Public Finance Bank*...........      6,135

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
Minnesota, continued:
 10,170     Minneapolis Convention Center,
              Series A, GO, 0.95%, 12/1/14,
              LIQ: Dexia Public Finance
              Bank*..........................     10,170
  3,250     St. Paul Housing & Redevelopment
              Authority, Revenue, Derham Hall
              Project, 1.10%, 2/1/26, LOC:
              Allied Irish Bank*.............      3,250
  5,000     State Higher Education,
              Facilities Authority, Revenue,
              Mitchell Law, Series 5S, 1.10%,
              10/1/33, LOC: US Bank*.........      5,000
                                               ---------
                                                  24,555
                                               ---------
Mississippi (1.1%):
 13,830     Home Corp., Single Family
              Mortgage Revenue, Series 02A,
              Roaring Fork 02-2, 1.23%,
              6/1/34, LIQ: Bank of New York*
              (b)............................     13,830
                                               ---------
Missouri (0.9%):
 11,300     Housing Development Commission,
              Single Family Housing Revenue,
              AMT, 1.21%, 3/1/34, LIQ: Bank
              of America* (b)................     11,300
                                               ---------
Montana (0.5%):
  6,475     State Board of Housing, Single
              Family Housing Revenue, Macon
              Trust 02-L, Series B-2, AMT,
              1.21%, 6/1/34, LIQ: Bank of
              America* (b)...................      6,475
                                               ---------
Nebraska (2.3%):
 27,700     America Public Energy Agency, Gas
              Supply Revenue, Series A,
              1.11%, 2/1/14, LIQ: Societe
              Generale*......................     27,700
  1,450     Investment Finance Authority,
              Single Family Housing Revenue,
              Series H, AMT, 1.23%, 9/1/17,
              LIQ: Bank of America* (b)......      1,450
                                               ---------
                                                  29,150
                                               ---------
Ohio (9.3%):
  2,575     Cuyahoga County, Health Care
              Facilities, Revenue, Eliza
              Jennings Home Project, Series
              01, 1.11%, 2/1/31, LOC: ABN
              AMRO*..........................      2,575
  4,525     Housing Finance Agency, Revenue,
              Assisted Living Concepts,
              Series A-1, AMT, 1.16%, 7/1/18,
              LOC: US Bank*..................      4,525
  2,650     Housing Finance Agency, Revenue,
              Series C, AMT, 1.17%, 9/1/13,
              LIQ: Wachovia Bank* (b)........      2,650

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

 12

ONE GROUP MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
Ohio, continued:
  6,150     Kent State University, University
              Revenue, General Receipts,
              1.06%, 5/1/31, INS: MBIA, LIQ:
              Dexia Public Finance Bank*.....      6,150
  9,570     Lake County Hospital Facilities,
              Revenue, Lake Hospital Systems,
              Inc. Project, 1.14%, 12/1/32,
              INS: Radian Insurance, LIQ:
              Fleet National Bank*...........      9,570
  8,445     Lyndhurst, EDR, Hawken School
              Project, 1.12%, 5/1/27, LOC:
              National City Bank*............      8,445
  4,375     Mahoning County Hospital
              Facilities, Revenue, Forum
              Health Obligation Group, Series
              02-B, 1.12%, 12/1/27, LOC:
              Fifth Third Bank*..............      4,375
  5,000     Pike County, Health Care
              Facilities, Revenue, Hill View
              Retirement, 1.07%, 12/1/34,
              LOC: Fifth Third Bank*.........      5,000
  2,650     State Air Quality Development
              Authority, Revenue, JMG Funding
              Ltd. Partnership, Series A,
              AMT, 1.06%, 4/1/28, LOC:
              Westdeutsche Landesbank*.......      2,650
  1,875     State Air Quality Development
              Authority, Revenue, JMG Funding
              Ltd. Partnership, Series A,
              AMT, 1.06%, 4/1/29, LOC:
              Westdeutsche Landesbank*.......      1,875
  4,925     State Air Quality Development
              Authority, Revenue, JMG Funding
              Ltd. Partnership, Series B,
              AMT, 1.15%, 4/1/28, LOC:
              Westdeutsche Landesbank*.......      4,925
  4,800     State Air Quality Development
              Authority, Revenue, JMG Funding
              Ltd. Partnership, Series B,
              AMT, 1.15%, 4/1/29, LOC:
              Westdeutsche Landesbank*.......      4,800
  2,000     State Higher Education
              Facilities, Revenue, John
              Carroll University, Series B,
              1.10%, 2/1/32, LOC: Allied
              Irish Bank*....................      2,000
  1,225     State University, Revenue,
              General Receipts, Series B,
              0.99%, 12/1/19, GTY: Ohio State
              University*....................      1,225

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
Ohio, continued:
  8,675     Student Loan Funding Corp.,
              Cincinnati Student Loan
              Revenue, Series A-1, AMT,
              1.13%, 1/1/07, LIQ: SLMA*
              (b)............................      8,675
 42,505     Student Loan Funding Corp.,
              Cincinnati Student Loan
              Revenue, Series A-2, AMT,
              1.13%, 8/1/10, LIQ: SLMA*
              (b)............................     42,505
  3,110     Warren County, EDR, Ralph J.
              Stolle Countryside, 1.11%,
              8/1/20, LOC: Fifth Third Bank*
              (b)............................      3,110
                                               ---------
                                                 115,055
                                               ---------
Oklahoma (0.5%):
  6,000     Industrial Authority, Hospital
              Revenue, Deaconess Health Care
              Corp., Series A, 1.20%,
              10/1/17, LOC: KBC Bank N.V.*...      6,000
                                               ---------
Other (10.1%):
 15,000     Charter Mac, Revenue, AMT, 1.21%,
              9/1/40, INS: MBIA* (b).........     15,000
 24,500     Charter Mac, Revenue, AMT, 1.26%,
              4/1/43, INS: MBIA* (b).........     24,500
 10,000     Charter Mac, Revenue, AMT, 1.26%,
              6/1/44, INS: MBIA* (b).........     10,000
 46,569     Clipper State Street Trust,
              Series 02-9, GO, 1.28%,
              12/1/07, LIQ: State Street
              Bank* (b)......................     46,568
 14,964     Federal Home Loan Mortgage Corp.,
              Multi-Family Variable
              Certificates, Series m001,
              Class A, AMT, 1.23%, 8/15/45*
              (b)............................     14,964
 14,999     Federal Home Loan Mortgage Corp.,
              Multi-Family Variable
              Certificates, Series m002,
              Class A, AMT, 1.28%, 1/15/47*
              (b)............................     14,999
                                               ---------
                                                 126,031
                                               ---------
Pennsylvania (4.3%):
 29,425     Delaware County Health Authority,
              Revenue, Mercy Health System,
              1.18%, 11/15/16, LOC:
              Westdeutsche Landesbank* (b)...     29,425
 10,000     Higher Education Assistance
              Agency, Student Loan Revenue,
              AMT, 1.13%, 6/1/31, INS: AMBAC,
              LIQ: Lloyds Bank*..............     10,000
 10,000     Lancaster County Hospital
              Authority, Revenue, Willow
              Valley, 1.18%, 12/1/32, INS:
              Radian Insurance, LIQ: Fleet
              National Bank*.................     10,000

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

ONE GROUP MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
Pennsylvania, continued:
  4,300     State Economic Development
              Finance Authority, Revenue,
              Fabtech, Inc. Project, Series
              98-D, AMT, 1.16%, 6/1/10, LOC:
              PNC Bank*......................      4,300
                                               ---------
                                                  53,725
                                               ---------
South Carolina (1.6%):
  8,900     State Educational Facilities
              Authority for Private Nonprofit
              Institutions, Converse College
              Project, 1.08%, 7/1/15, LOC:
              Bank of America*...............      8,900
  8,650     State Jobs Economic Development
              Authority, Health Facilities,
              Revenue, 1.18%, 4/1/27, INS:
              Radian Insurance, LIQ: Wachovia
              Bank*..........................      8,650
  2,350     State Jobs Economic Development
              Authority, IDR, Facilities
              Leasing Project, AMT, 1.20%,
              12/1/13, LOC: Bank of America
              (b)............................      2,350
                                               ---------
                                                  19,900
                                               ---------
Tennessee (0.2%):
  2,095     Montgomery County, Public
              Building Authority Revenue,
              1.08%, 7/1/19, LOC: Bank of
              America* (b)...................      2,095
                                               ---------
Texas (3.6%):
  5,085     Gulf Coast Waste Disposal
              Authority, Revenue, AMT, 1.10%,
              9/1/22, LOC: Wells Fargo*......      5,085
  3,400     Lower Neches Valley Authority,
              IDR, Onyx Environmental
              Services, AMT, 1.15%, 5/1/28,
              LOC: Fleet National Bank*......      3,400
  4,085     Lubbock Housing Finance Corp.,
              Roaring Fork Trust, Single
              Family Housing Revenue, Series
              01-1, Class A, AMT, 1.23%,
              10/1/30, LIQ: Bank of New York*
              (b)............................      4,085
  5,185     Nacogdoches County, Hospital
              District Sales Tax Revenue,
              Series A59, 1.12%, 5/15/26,
              INS: AMBAC, LIQ: Wachovia Bank*
              (b)............................      5,185
  6,100     San Antonio Health Facilities
              Development Corp., Revenue,
              CTRC Clinical Foundation
              Project, 1.10%, 6/1/20, LOC:
              Wells Fargo*...................      6,100

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
WEEKLY DEMAND NOTES, CONTINUED:
Texas, continued:
  6,900     State Department Housing &
              Community Affairs, Multi-Family
              Housing Revenue, Timber Point
              Apartments, Series A-1, AMT,
              1.11%, 9/1/32, GTY: FHLMC*.....      6,900
  3,175     Tarrant County, Series 02-7, AMT,
              1.23%, 6/1/34, LIQ: Bank of New
              York* (b)......................      3,175
 10,470     Trinity River Authority, Solid
              Waste Disposal Revenue,
              Community Waste Disposal
              Project, AMT, 1.10%, 5/1/21,
              LOC: Wells Fargo*..............     10,470
                                               ---------
                                                  44,400
                                               ---------
Washington (1.1%):
 13,700     Snohomish County Public Hospital,
              Revenue, 1.05%, 12/5/18, LOC:
              Bank of America*...............     13,700
                                               ---------
West Virginia (0.9%):
 10,800     Putnam County, Solid Waste
              Disposal Revenue, Toyota Motor
              Manufacturing Project, Series
              A, AMT, 1.07%, 8/1/29, GTY:
              Toyota*........................     10,800
                                               ---------
Wisconsin (0.6%):
  7,450     Housing & Economic Development
              Authority, Home Ownership
              Revenue, Series B, AMT, 1.07%,
              9/1/34, LIQ: State Street
              Bank*..........................      7,450
                                               ---------
Wyoming (0.7%):
  8,600     Green River, Solid Waste
              Disposal, Revenue, OCI Wyoming
              LP Project, AMT, 1.33%, 8/1/17,
              LOC: Comerica Bank*............      8,600
                                               ---------
  Total Weekly Demand Notes                      879,017
                                               ---------
MONTHLY DEMAND NOTES (2.8%):
District of Columbia (2.8%):
 35,000     Housing Finance Agency, Single
              Family Mortgage Revenue, AMT,
              1.32%, 12/1/53, GTY: GE* (b)...     35,000
                                               ---------
  Total Monthly Demand Notes                      35,000
                                               ---------

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

 14

ONE GROUP MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)         SECURITY DESCRIPTION         VALUE($)
---------   ---------------------------------  ---------
 INVESTMENT COMPANIES (1.3%):
  3,017     Merrill Lynch Institutional Tax
              Exempt Fund....................      3,017
 13,362     TFIC Cash Reserve................     13,362
                                               ---------
  Total Investment Companies                      16,379
                                               ---------
Total (Amortized Cost $1,254,367) (a)          1,254,367
                                               =========

------------
Percentages indicated are based on net assets of $1,243,238.

(a) Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

 * Variable rate securities. The interest rate, which will change periodically, is based upon an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION          VALUE($)
---------   -----------------------------------  --------
  MUNICIPAL NOTES AND BONDS (6.5%):
Michigan (3.2%):
   835      State Hospital Finance Authority,
              Revenue, Hospital Charity
              Obligation Group, 4.80%,
              11/1/17*.........................      845
 1,500      State Housing Development
              Authority, Series B, AMT, 1.22%,
              12/1/04..........................    1,500
 2,000      State Notes, Series A, GO, 2.00%,
              9/30/04..........................    2,005
 1,000      State Trunk Line, Revenue, Series
              A, 5.00%, 11/1/04................    1,012
                                                 -------
                                                   5,362
                                                 -------
Puerto Rico (3.3%):
 3,500      Public Building Authority, Revenue,
              Series B, PA-577, 1.07%, 7/1/21,
              INS: AMBAC, LIQ: Merrill Lynch
              (b)*.............................    3,500
 2,000      Public Building Authority, Revenue,
              Series 1, GO, 1.07%, 4/1/27, LIQ:
              Bank of New York (b)*............    2,000
                                                 -------
                                                   5,500
                                                 -------
  Total Municipal Notes and Bonds                 10,862
                                                 -------
TAX FREE COMMERCIAL PAPER (7.2%):
Michigan (7.2%):
 8,500      State Housing Development
              Authority, Multi-Family, Series
              A, AMT, 1.05%, 8/16/04, LOC:
              Landesbank Hessen-Thueringen.....    8,500
 3,505      University of Michigan, Series D,
              1.10%, 8/2/04....................    3,505
                                                 -------
                                                  12,005
                                                 -------
  Total Tax Free Commercial Paper                 12,005
                                                 -------
DAILY DEMAND NOTES (4.5%):
Michigan (4.5%):
 4,000      State Strategic Fund Revenue, Henry
              Ford Project, 1.10%, 12/1/33,
              LOC: Comerica Bank*..............    4,000
 2,275      University of Michigan, Hospital
              Revenue, Series 92-A, 1.08%,
              12/1/19*.........................    2,275
 1,120      University of Michigan, Hospital
              Revenue, Series 98-A2, 1.08%,
              12/1/24*.........................    1,120
                                                 -------
                                                   7,395
                                                 -------
  Total Daily Demand Notes                         7,395
                                                 -------
WEEKLY DEMAND NOTES (81.7%):
Michigan (81.7%):
 2,495      City of Detroit, Resource Recovery,
              Series 01-A, AMT, 1.17%, 5/1/08,
              INS: AMBAC, LIQ: Wachovia* (b)...    2,495

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION          VALUE($)
---------   -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
 4,705      Detroit Sewer Disposal System,
              Revenue, Merlot, Series 01-A112,
              1.12%, 7/1/32, INS: MBIA, LIQ:
              Wachovia* (b)....................    4,705
 5,310      Detroit Water Supply System
              Revenue, Series 01-C, 1.05%,
              7/1/29, FGIC*....................    5,310
 4,300      Detroit, EDC, Waterfront
              Reclamation, Series A, 1.08%,
              5/1/09, LOC: Bank of America*....    4,300
 1,100      Detroit, EDC, Waterfront
              Reclamation, Series B, 1.08%,
              5/1/09, LOC: Bank of America*....    1,100
 2,440      Grand Rapids Education, Revenue,
              Holland Home Project, 1.08%,
              11/1/20, LOC: Fifth Third
              Bank*............................    2,440
 2,000      Grand Rapids, EDC, Revenue,
              Cornerstone University, 1.12%,
              5/1/34, LOC: National City
              Bank*............................    2,000
 5,000      Higher Education Facility
              Authority, Davenport University,
              1.08%, 6/1/34, LOC: Fifth Third
              Bank*............................    5,000
 1,700      Higher Education Student Loan
              Authority, Revenue, Series X11-B,
              AMT, 1.10%, 10/1/13, INS: AMBAC,
              LIQ: Kredietbank KB*.............    1,700
   750      Higher Education Student Loan
              Authority, Revenue, Series B,
              Hope College, 1.12%, 4/1/32, LOC:
              Fifth Third Bank*................      750
 2,425      Higher Education Student Loan
              Authority, Revenue, Series XII-Y,
              AMT, 1.10%, 9/1/36, INS: AMBAC,
              LIQ: Lloyds Bank*................    2,425
 2,555      Jackson County, EDC, Revenue,
              Industrial Steel Treating Co.
              Project, AMT, 1.23%, 6/1/17, LOC:
              Comerica Bank* (b)...............    2,555
 1,000      Kalamazoo County, EDC, Revenue, WBC
              Properties Ltd. Project, 1.15%,
              9/1/15, LOC: Fifth Third Bank*...    1,000
 6,205      Municipal Bond Authority, Revenue,
              Clean Water Project, Series 397,
              1.12%, 10/1/09, LIQ: Merrill
              Lynch* (b).......................    6,205
 2,520      Oakland County, EDC, Revenue, Graph
              Tech Project, 1.16%, 4/1/28, LOC:
              ABN AMRO*........................    2,520

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

 16

ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION          VALUE($)
---------   -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
 1,710      Oakland County, EDC, Revenue, IBC
              North America, Inc. Project, AMT,
              1.23%, 7/1/18, LOC: Comerica
              Bank* (b)........................    1,710
 4,000      Oakland University, Revenue, 1.06%,
              3/1/31, INS: FGIC*...............    4,000
 5,000      State Building Authority,Revenue,
              Series 517X, 1.13%, 10/15/10,
              INS: FSA, LIQ: Morgan Stanley*
              (b)..............................    5,000
   550      State Hospital Finance Authority,
              Revenue, Hospital Equipment Loan
              Program, Series A, 1.06%,
              12/1/23, LOC: National City
              Bank*............................      550
 3,630      State Housing Development
              Authority, Single Family Revenue,
              AMT, 1.17%, 6/1/11, INS: MBIA,
              LIQ: Landesbank
              Hessen-Thueringen* (b)...........    3,630
 4,910      State Housing Development
              Authority, Multi-Family Housing
              Revenue, River Place Apartments,
              AMT, 1.08%, 6/1/18, LOC: Bank Of
              New York*........................    4,910
 5,100      State Housing Development
              Authority, Multi-Family Housing
              Revenue, Taylor Apartments,
              Series A, 1.08%, 8/15/32, GTY:
              FNMA*............................    5,100
 2,275      State Housing Development
              Authority, Rental Housing
              Revenue, Series A, AMT, 1.10%,
              4/1/37, INS: MBIA, LIQ:
              Landesbank Hessen- Thueringen*...    2,275
 1,100      State Strategic Fund, EDC,
              Commercial Tool and Die, Inc.,
              AMT, 1.24%, 4/1/12, LOC: ABN
              AMRO* (b)........................    1,100
   695      State Strategic Fund, EDC, Dennen
              lease L.L.C. Project, AMT, 1.23%,
              4/1/10, LOC: Fifth Third Bank*...      695
 2,300      State Strategic Fund, EDC, Rapid
              line, Inc. Project, AMT, 1.27%,
              12/1/31, LOC: U.S. Bancorp*
              (b)..............................    2,300
 2,000      State Strategic Fund, EDC,
              Steketee-Van Huis Project, AMT,
              1.27%, 5/1/21, LOC: Fifth Third
              Bank* (b)........................    2,000
 1,210      State Strategic Fund, Limited
              Obligation Revenue, Quincy, Inc.
              Project, AMT, 1.23%, 12/1/22,
              LOC: Comerica Bank* (b)..........    1,210

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION          VALUE($)
---------   -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
 4,150      State Strategic Fund, Limited
              Obligation Revenue, Van Poppelen
              Brothers, Series 2000, AMT,
              1.23%, 6/1/25, LOC: Comerica
              Bank* (b)........................    4,150
 1,565      State Strategic Fund, Limited
              Obligation Revenue, DuoForm
              Acquisition Project, AMT, 1.27%,
              7/1/21, LOC: Wachovia Bank*
              (b)..............................    1,565
 1,755      State Strategic Fund, Revenue,
              Atmosphere Heat Treating Project,
              AMT, 1.23%, 8/1/27, LOC:
              Comerica* (b)....................    1,755
 2,275      State Strategic Fund, Revenue,
              Custom Profile Project, AMT,
              1.27%, 1/1/26, LOC: U.S. Bancorp*
              (b)..............................    2,275
   290      State Strategic Fund, Revenue,
              Ironwood Plastics, Inc. Project,
              AMT, 1.23%, 11/1/11, LOC:
              National City Bank*..............      290
   800      State Strategic Fund, Revenue,
              Pinnacle Molded Plastics, AMT,
              1.21%, 11/1/09, LOC: ABN AMRO*...      800
 3,150      State Strategic Fund, Revenue, Tim
              Properties L.L.C. Project, AMT,
              1.22%, 5/1/25, LOC: Fifth Third
              Bank*............................    3,150
 1,500      State Strategic Fund, Revenue,
              Washtenaw Christian Project,
              1.09%, 11/1/33, LOC: ABN AMRO*
              (b)..............................    1,500
 2,315      State University Revenue, Series
              00-A, 1.01%, 8/15/30, LIQ: Dexia
              Public Finance Bank*.............    2,315
 1,150      State University Revenue, Series
              00-A, 1.01%, 8/15/30, LIQ: Dexia
              Public Finance Bank*.............    1,150
 5,370      Strategic Fund Solid Waste
              Disposal, Revenue, AMT, Grayling
              Generating Project, 1.07%,
              1/1/14, LOC: Barclay's Bank, New
              York*............................    5,370
10,325      University of Michigan, Higher
              Education Revenue, 1.05%,
              4/1/32*..........................   10,325
 1,225      University of Michigan, Hospital
              Revenue, 1.04%, 12/1/27*.........    1,225
 9,740      University of Michigan, Hospital
              Revenue, 1.04%, 12/1/27*.........    9,740
 5,200      Wayne County Airport, Series A,
              AMT, 1.11%, 12/1/08, INS: FSA,
              LIQ: Bayerische Landesbank*......    5,200

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

ONE GROUP MICHIGAN MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION          VALUE($)
---------   -----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Michigan, continued:
 6,000      Wayne County Airport, Series A,
              AMT, 1.07%, 12/1/16, INS: AMBAC,
              LIQ: Bayerische Landesbank*......    6,000
                                                 -------
                                                 135,795
                                                 -------
  Total Weekly Demand Notes                      135,795
                                                 -------
Total (Amortized Cost $166,057) (a)              166,057
                                                 =======

------------
Percentages indicated are based on net assets of $166,167.

(a) Aggregate cost for federal income tax purposes differs from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

 * Variable rate securities. The interest rate, which will change periodically, is based on an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect on June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 18

ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
 ANTICIPATION NOTES (12.3%):
Ohio (12.3%):
  2,150     Butler County, GO, AMT, 2.75%,
              6/9/05..........................    2,167
  1,000     Butler County, Series A, GO,
              2.00%, 3/11/05..................    1,006
  1,000     City of Powell, GO, 1.65%,
              11/3/04.........................    1,002
  3,750     Independence City, GO, 1.75%,
              7/1/04..........................    3,751
  3,000     Jackson Local School District,
              Stark & Summit Counties, GO,
              2.00%, 8/12/04..................    3,003
  1,263     Lakewood, GO, 2.25%, 6/2/05.......    1,270
  1,000     Youngstown City School District,
              GO, 2.00%, 3/9/05...............    1,003
                                                -------
                                                 13,202
                                                -------
  Total Anticipation Notes                       13,202
                                                -------
MUNICIPAL NOTES AND BONDS (0.5%):
Ohio (0.5%):
    500     Cincinnati School District,
              Classroom Facilities
              Construction & Improvement, GO,
              4.00%, 12/1/04..................      505
                                                -------
  Total Municipal Notes and Bonds                   505
                                                -------
DAILY DEMAND NOTES (10.1%):
Ohio (10.1%):
    840     State Air Quality Development
              Authority, Revenue, Ohio Edison
              Co. Project, Series 88-C, AMT,
              1.08%, 9/1/18, LOC: Barclays
              Bank*...........................      840
    200     State Solid Waste Revenue, BP
              Products, Series B, AMT, 1.13%,
              8/1/34, GTY: BP North America*..      200
    900     State Solid Waste Revenue, BP
              Chemical, Inc. Project, AMT,
              1.13%, 8/1/34, GTY: BP North
              America*........................      900
  1,000     State Solid Waste Revenue, BP
              Exploration & Oil Project, AMT,
              1.13%, 2/1/33, GTY: BP North
              America*........................    1,000
  3,495     State Solid Waste Revenue, BP
              Exploration & Oil Project, AMT,
              1.13%, 8/1/34, GTY: BP North
              America*........................    3,495
    550     State Solid Waste Revenue, BP
              Exploration & Oil Project,
              Series 99, AMT, 1.13%, 8/1/34,
              GTY: BP North America*..........      550

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
DAILY DEMAND NOTES, CONTINUED:
Ohio, continued:
  1,950     State Solid Waste Revenue, BP
              Products, AMT, 1.13%, 8/1/34,
              GTY: BP North America*..........    1,950
  1,850     Trumbull County Health Care,
              1.14%, 10/1/31, INS: Radian
              Insurance, LIQ: Fleet National
              Bank*...........................    1,850
                                                -------
                                                 10,785
                                                -------
  Total Daily Demand Notes                       10,785
                                                -------
WEEKLY DEMAND NOTES (78.0%):
Ohio (78.0%):
  5,000     ABN AMRO Munitops Certificates
              01-7, GO, 1.10%, 12/1/07, INS:
              AMBAC* (b)......................    5,000
    970     Cleveland Airport System, Revenue,
              Series D, AMT, 1.10%, 1/1/27,
              LOC: Westdeutsche Landesbank*...      970
  2,000     Cleveland Airport System, Revenue,
              Series PT-799, AMT, 1.18%,
              1/1/11, INS: FSA, LIQ: Merrill
              Lynch* (b)......................    2,000
  1,939     Cleveland Income Tax Revenue,
              Series 94, AMT, 1.01%, 5/15/24,
              INS: AMBAC, LIQ: Toronto
              Dominion*.......................    1,939
  2,300     Cuyahoga County, EDR, Gilmore
              Academy Project, 1.11%, 2/1/22,
              LOC: Fifth Third Bank* (b)......    2,300
    800     Cuyahoga County, EDR, Hathaway
              Brown School Project, 1.10%,
              11/1/24, LOC: Key Bank*.........      800
  1,825     Cuyahoga County, Health Care
              Facilities, Revenue, Eliza
              Jennings Home Project, Series
              01, 1.11%, 2/1/31, LOC: ABN
              AMRO*...........................    1,825
  3,210     Cuyahoga County, IDR, Playhouse
              Square Foundation Project, AMT,
              1.12%, 12/1/12, LOC: National
              City Bank*......................    3,210
  4,855     Franklin County, Healthcare
              Facilities Revenue, Refunding &
              Improvement, Series B, 1.11%,
              7/1/33, LOC: National City
              Bank*...........................    4,855
  4,000     Franklin County, Hospital Revenue,
              Series II-R55, 1.14%, 6/1/17,
              LIQ: Citigroup* (b).............    4,000
    200     Franklin County, IDR, Inland
              Products, Inc. Project, AMT,
              1.16%, 8/1/04, LOC: PNC Bank*
              (b).............................      200

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Ohio, continued:
  5,550     Franklin County, Multi-Family
              Revenue, Ashton Square
              Apartments Project, AMT, 1.13%,
              6/15/32, GTY: FNMA*.............    5,550
  1,500     Hamilton County, Hospital
              Facilities Revenue, Children's
              Hospital Medical Center, Series
              A, 1.08%, 5/15/17, LOC: PNC
              Bank*...........................    1,500
  2,560     Hamilton County, Hospital
              Facilities Revenue, Health
              Alliance, Series 97-F, 1.03%,
              1/1/18, INS: MBIA, LIQ: Credit
              Suisse Group*...................    2,560
    760     Hamilton County, Hospital
              Facilities Revenue, Health
              Alliance, Series A, 1.01%,
              1/1/18, INS: MBIA, LIQ: Credit
              Suisse Group*...................      760
  5,580     Housing Finance Agency, Revenue,
              Assisted Living Concepts, Series
              A-1, AMT, 1.16%, 7/1/18, LOC: US
              Bank*...........................    5,581
  2,980     Housing Finance Agency, Revenue,
              Merlots Series A34, AMT, 1.17%,
              9/1/22, GTY: FHLB, LIQ: Wachovia
              Bank* (b).......................    2,980
  1,040     Huron County Economic Revenue,
              Norwalk Furniture Project, AMT,
              1.23%, 11/1/21, LOC: Comerica
              Bank* (b).......................    1,040
    305     Kent State University, University
              Revenue, General Receipts,
              1.06%, 5/1/31, INS: MBIA, LIQ:
              Dexia Public Finance Bank*......      305
  1,575     Lake County Hospital Facilities,
              Revenue, Lake Hospital Systems,
              Inc. Project, 1.14%, 12/1/32,
              INS: Radian Insurance, LIQ:
              Fleet National Bank*............    1,575
  2,005     Lake County, Revenue, Pressure
              Technology, AMT, 1.27%, 7/1/09,
              LOC: Wachovia Bank*.............    2,005
  1,550     Lyndhurst, EDR, Hawken School
              Project, 1.12%, 5/1/27, LOC:
              National City Bank*.............    1,550
    380     Mahoning County Hospital
              Facilities, Revenue, Forum
              Health Obligation Group, Series
              02-B, 1.12%, 12/1/27, LOC: Fifth
              Third Bank*.....................      380
  4,763     Montgomery County, Revenue, Pedcor
              Lyons Gate Project, AMT, 1.13%,
              1/1/29, GTY: FHLB*..............    4,763

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Ohio, continued:
  2,525     State Air Quality Development
              Authority, Revenue, JMG Funding
              Ltd. Partnership, Series A, AMT,
              1.06%, 4/1/28, LOC: Westdeutsche
              Landesbank*.....................    2,525
  2,125     State Air Quality Development
              Authority, Revenue, JMG Funding
              Ltd. Partnership, Series B, AMT,
              1.15%, 4/1/28, LOC: Westdeutsche
              Landesbank*.....................    2,125
  1,200     State Air Quality Development
              Authority, Revenue, JMG Funding
              Ltd. Partnership, Series B, AMT,
              1.15%, 4/1/29, LOC: Westdeutsche
              Landesbank*.....................    1,200
  1,030     State Higher Education Facilities
              Revenue, Case Western Reserve
              University, Series A, 1.03%,
              10/1/22*........................    1,030
  2,070     State Higher Education Facilities
              Revenue, John Carroll
              University, Series A, 1.10%,
              11/15/31, LOC: Allied Irish
              Bank*...........................    2,070
  1,800     State Higher Education Facilities
              Revenue, Xavier University
              Project, Series B, 1.05%,
              11/1/30, LOC: US Bank*..........    1,800
  2,600     State Higher Education Facilities,
              Revenue, John Carroll
              University, Series B, 1.10%,
              2/1/32, LOC: Allied Irish
              Bank*...........................    2,600
    825     Student Loan Funding Corp.,
              Cincinnati Student Loan Revenue,
              Series A-1, AMT, 1.13%, 1/1/07,
              LIQ: SLMA* (b)..................      825
  3,495     Student Loan Funding Corp.,
              Cincinnati Student Loan Revenue,
              Series A-2, AMT, 1.13%, 8/1/10,
              LIQ: SLMA* (b)..................    3,495
  3,065     Summit County, IDR, Quality Mold,
              Inc. Project, Series 99, AMT,
              1.22%, 6/1/19, LOC: KeyBank*
              (b).............................    3,065
  1,920     Warren County, EDR, Ralph J.
              Stolle Countryside, 1.11%,
              8/1/20, LOC: Fifth Third Bank*
              (b).............................    1,920
  1,052     Warren County, Health Care
              Facilities Revenue, Otterbein
              Homes, Series B, 1.11%, 7/1/23,
              LOC: Fifth Third Bank*..........    1,052

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

 20

ONE GROUP OHIO MUNICIPAL MONEY MARKET FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
WEEKLY DEMAND NOTES, CONTINUED:
Ohio, continued:
  2,000     Wooster, IDR, Allen Group, Inc.,
              1.06%, 12/1/10, LOC: Wachovia
              Bank*...........................    2,000
                                                -------
                                                 83,355
                                                -------
  Total Weekly Demand Notes                      83,355
                                                -------

 SHARES
   OR
PRINCIPAL
AMOUNT($)          SECURITY DESCRIPTION         VALUE($)
---------   ----------------------------------  --------
INVESTMENT COMPANIES (0.0%):
Ohio (0.0%):
2......     Federated Ohio Municipal Cash
            Trust Fund........................        2
                                                -------
  Total Investment Companies                          2
                                                -------
Total (Amortized Cost $107,849) (a)             107,849
                                                =======

------------
Percentages indicated are based on net assets of $106,939.

(a) Aggregate cost for federal income tax purposes differ from cost for financial reporting purposes by less than 2% of net assets and is therefore considered substantially the same.

(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Unless otherwise indicated, these securities have been determined to be liquid under procedures established by the Board of Trustees.

 * Variable rate securities. The interest rate, which will change periodically, is based an index of market rates. The rate reflected on the Schedule of Portfolio Investments is the rate in effect at June 30, 2004.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

ONE GROUP MUTUAL FUNDS
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
ABBREVIATIONS

AMBAC        Insured by AMBAC Indemnity Corporation

AMT          Alternative Minimum Tax Paper

EDC          Economic Development Corporation

EDR          Economic Development Revenue

FGIC         Insured by Financial Guaranty Insurance Corporation

FHLB         Insured by Federal Home Loan Bank

FHLMC        Insured by Federal Home Loan Mortgage Corporation

FNMA         Insured by Fannie Mae

FSA          Insured by Federal Security Assurance

GNMA         Issued by Government National Mortgage Association

GO           General Obligation

GTY          Guaranty

IDA          Industrial Development Authority

IDR          Industrial Development Revenue

INS          Insured

LIQ          Liquidity Agreement

LOC          Letter of Credit

MBIA         Insured by Municipal Bond Insurance Association

SLMA         Insured by Student Loan Marketing Association

TFIC         Tax-Free Investment Co.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 22

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                             U.S. TREASURY   U.S. GOVERNMENT                    MICHIGAN         OHIO
                                 PRIME        SECURITIES       SECURITIES       MUNICIPAL      MUNICIPAL      MUNICIPAL
                              MONEY MARKET   MONEY MARKET     MONEY MARKET     MONEY MARKET   MONEY MARKET   MONEY MARKET
                                  FUND           FUND             FUND             FUND           FUND           FUND
                              ------------   -------------   ---------------   ------------   ------------   ------------
ASSETS:
Investments, at amortized
  cost......................   $7,396,629     $  951,468        $477,968        $1,254,367      $166,057       $107,849
Repurchase agreements, at
  cost......................      921,868      3,725,806         234,442                --            --             --
                               ----------     ----------        --------        ----------      --------       --------
Investments, at value.......    8,318,497      4,677,274         712,410         1,254,367       166,057        107,849
Cash........................           --(a)          --(a)            1                 4            10              7
Interest & dividends
  receivable................       12,427          4,207             722             2,131           246            204
Receivable for capital
  shares issued.............          820              2              --                --            --             --
Prepaid expenses and other
  receivables...............          108             60               9                13             2              2
                               ----------     ----------        --------        ----------      --------       --------
Total Assets................    8,331,852      4,681,543         713,142         1,256,515       166,315        108,062
                               ----------     ----------        --------        ----------      --------       --------
LIABILITIES:
Dividends payable...........        3,991          1,785             254               624            57             45
Payable to brokers for
  investments purchased.....           --         49,573              --            11,845            --          1,003
Payable for capital shares
  redeemed..................          390             26              --                --            --             --
Accrued expenses and other
  payables:
  Investment advisory
    fees....................        2,242          1,311             208               284            30             24
  Administration fees.......        1,102            611              98               171            18             15
  Distribution fees.........          905            354             129                76            12             13
  Other.....................        2,207            873             141               277            31             23
                               ----------     ----------        --------        ----------      --------       --------
Total Liabilities...........       10,837         54,533             830            13,277           148          1,123
                               ----------     ----------        --------        ----------      --------       --------
NET ASSETS:
Capital.....................    8,321,017      4,627,010         712,314         1,243,207       166,168        106,923
Undistributed (distributions
  in excess of) net
  investment income.........           (2)            --              (1)               31            (1)            16
Accumulated undistributed
  net realized gains
  (losses) from investment
  transactions..............           --             --              (1)               --            --             --
                               ----------     ----------        --------        ----------      --------       --------
Net Assets..................   $8,321,015     $4,627,010        $712,312        $1,243,238      $166,167       $106,939
                               ==========     ==========        ========        ==========      ========       ========
NET ASSETS:
  Class I...................   $3,898,608     $2,920,637        $102,748        $  867,509      $112,753       $ 46,968
  Class A...................    4,372,583      1,702,965         609,564           375,729        53,414         59,971
  Class B...................       41,540          2,860              --                --            --             --
  Class C...................        8,284            548              --                --            --             --
                               ----------     ----------        --------        ----------      --------       --------
Total.......................   $8,321,015     $4,627,010        $712,312        $1,243,238      $166,167       $106,939
                               ==========     ==========        ========        ==========      ========       ========
OUTSTANDING UNITS OF
  BENEFICIAL INTEREST
  (SHARES):
  Class I...................    3,898,550      2,920,671         102,752           867,443       112,749         46,955
  Class A...................    4,372,618      1,702,932         609,562           375,731        53,427         59,944
  Class B...................       41,539          2,860              --                --            --             --
  Class C...................        8,284            548              --                --            --             --
                               ----------     ----------        --------        ----------      --------       --------
Total.......................    8,320,991      4,627,011         712,314         1,243,174       166,176        106,899
                               ==========     ==========        ========        ==========      ========       ========
Net Asset Value:
  Offering and redemption
    price per share (Class
    I, Class A, Class B, and
    Class C)................   $     1.00     $     1.00        $   1.00        $     1.00      $   1.00       $   1.00
                               ==========     ==========        ========        ==========      ========       ========

------------

(a) Amount is less than $1,000.
See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)

                                              U.S.              U.S.                            MICHIGAN          OHIO
                             PRIME          TREASURY         GOVERNMENT        MUNICIPAL       MUNICIPAL       MUNICIPAL
                             MONEY         SECURITIES        SECURITIES          MONEY           MONEY           MONEY
                             MARKET       MONEY MARKET      MONEY MARKET         MARKET          MARKET          MARKET
                              FUND            FUND              FUND              FUND            FUND            FUND
                          ------------    -------------    ---------------    ------------    ------------    ------------
INVESTMENT INCOME:
Interest income.........    $108,132         $57,033           $9,626           $14,917          $1,297          $1,238
Dividend income.........       4,392              --               54               198              --               4
                            --------         -------           ------           -------          ------          ------
Total Income............     112,524          57,033            9,680            15,115           1,297           1,242
                            --------         -------           ------           -------          ------          ------
EXPENSES:
Investment advisory
  fees..................      33,723          18,801            2,950             5,019             441             366
Administration fees.....      15,541           8,665            1,359             2,313             203             197
Distribution fees (Class
  A)....................      12,839           5,333            1,738             1,047             154             169
Distribution fees (Class
  B)....................         505              28               --                --              --              --
Distribution fees (Class
  C)....................          81              11               --                --              --              --
Custodian fees..........         176              76               17                38               4               6
Legal and audit fees....         167              81               17                31               5               7
Trustees' fees and
  expenses..............          78              28                6                14               1               1
Transfer agent fees.....       1,660             122               14                32               5               6
Registration and filing
  fees..................         104              45               32                65              31              15
Printing and mailing
  costs.................         302             101               23                51               3               4
Other...................         200              90               17                48               7               9
                            --------         -------           ------           -------          ------          ------
Total expenses before
  waivers...............      65,376          33,381            6,173             8,658             854             780
Less waivers............      (2,032)            (43)             (43)           (1,147)           (101)            (37)
Less reimbursement for
  legal matters.........        (105)            (58)              (9)              (16)             (1)             (1)
                            --------         -------           ------           -------          ------          ------
Net Expenses............      63,239          33,280            6,121             7,495             752             742
                            --------         -------           ------           -------          ------          ------
Net Investment Income...      49,285          23,753            3,559             7,620             545             500
                            --------         -------           ------           -------          ------          ------
REALIZED GAINS (LOSSES)
  FROM INVESTMENT
  TRANSACTIONS:
Net realized gains
  (losses) from
  investments...........          10               3               --                30               1              16
                            --------         -------           ------           -------          ------          ------
Change in net assets
  resulting from
  operations............    $ 49,295         $23,756           $3,559           $ 7,650          $  546          $  516
                            ========         =======           ======           =======          ======          ======

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 24

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                                                       U.S. TREASURY                U.S. GOVERNMENT
                                            PRIME                        SECURITIES                    SECURITIES
                                      MONEY MARKET FUND              MONEY MARKET FUND             MONEY MARKET FUND
                                 ----------------------------    --------------------------    --------------------------
                                          YEAR ENDED                     YEAR ENDED                    YEAR ENDED
                                           JUNE 30,                       JUNE 30,                      JUNE 30,
                                 ----------------------------    --------------------------    --------------------------
                                     2004            2003           2004           2003           2004           2003
                                 ------------    ------------    -----------    -----------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income........  $     49,285    $    112,317    $    23,753    $    60,165    $     3,559    $     7,956
  Net realized gains (losses)
    from investment
    transactions...............            10              16              3            134             --              4
                                 ------------    ------------    -----------    -----------    -----------    -----------
Change in net assets resulting
  from operations..............        49,295         112,333         23,756         60,299          3,559          7,960
                                 ------------    ------------    -----------    -----------    -----------    -----------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
  From net investment income...       (28,792)        (56,624)       (17,605)       (38,708)          (929)        (1,712)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment income...       (20,434)        (55,525)        (6,275)       (21,446)        (2,631)        (6,259)
DISTRIBUTIONS TO CLASS B
  SHAREHOLDERS:
  From net investment income...           (74)           (212)            (7)           (10)
DISTRIBUTIONS TO CLASS C
  SHAREHOLDERS:
  From net investment income...           (12)            (17)            (3)            (2)
                                 ------------    ------------    -----------    -----------    -----------    -----------
Change in net assets from
  shareholder distributions....       (49,312)       (112,378)       (23,890)       (60,166)        (3,560)        (7,971)
                                 ------------    ------------    -----------    -----------    -----------    -----------
CAPITAL TRANSACTIONS:
Change in net assets from
  capital transactions.........    (2,376,347)     (1,191,801)    (1,742,397)      (983,934)      (168,526)       (46,776)
                                 ------------    ------------    -----------    -----------    -----------    -----------
Change in net assets...........    (2,376,364)     (1,191,846)    (1,742,531)      (983,801)      (168,527)       (46,787)
NET ASSETS:
  Beginning of period..........    10,697,379      11,889,225      6,369,541      7,353,342        880,839        927,626
                                 ------------    ------------    -----------    -----------    -----------    -----------
  End of period................  $  8,321,015    $ 10,697,379    $ 4,627,010    $ 6,369,541    $   712,312    $   880,839
                                 ============    ============    ===========    ===========    ===========    ===========
SHARE TRANSACTIONS
  (SHARE TRANSACTIONS ARE AT
  $1.00 PER SHARE):
CLASS I SHARES:
  Issued.......................    11,330,873      11,718,796      5,127,030      7,957,350        441,151        589,431
  Reinvested...................         8,300          13,439             23             55              6             10
  Redeemed.....................   (12,322,062)    (12,176,579)    (6,118,861)    (8,232,984)      (475,629)      (546,221)
                                 ------------    ------------    -----------    -----------    -----------    -----------
Change in Class I Shares.......      (982,889)       (444,344)      (991,808)      (275,579)       (34,472)        43,220
                                 ============    ============    ===========    ===========    ===========    ===========
CLASS A SHARES:
  Issued.......................    10,556,221      12,677,757      3,915,046      5,421,541      2,827,285      2,930,867
  Reinvested...................         6,874          18,707          1,485          4,272              3             21
  Redeemed.....................   (11,934,528)    (13,473,645)    (4,666,564)    (6,135,715)    (2,961,342)    (3,020,885)
                                 ------------    ------------    -----------    -----------    -----------    -----------
Change in Class A Shares.......    (1,371,433)       (777,181)      (750,033)      (709,902)      (134,054)       (89,997)
                                 ============    ============    ===========    ===========    ===========    ===========
CLASS B SHARES:
  Issued.......................        27,676          85,850          1,353          3,735
  Reinvested...................            72             210              6              9
  Redeemed.....................       (48,790)        (62,169)        (1,595)        (2,383)
                                 ------------    ------------    -----------    -----------
Change in Class B Shares.......       (21,042)         23,891           (236)         1,361
                                 ============    ============    ===========    ===========
CLASS C SHARES:
  Issued.......................        16,674          17,972          2,264          1,074
  Reinvested...................            10              16              2              2
  Redeemed.....................       (17,667)        (12,151)        (2,587)          (889)
                                 ------------    ------------    -----------    -----------
Change in Class C Shares.......          (983)          5,837           (321)           187
                                 ============    ============    ===========    ===========

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)

                                       MUNICIPAL               MICHIGAN MUNICIPAL          OHIO MUNICIPAL
                                   MONEY MARKET FUND           MONEY MARKET FUND         MONEY MARKET FUND
                               --------------------------    ----------------------    ----------------------
                                       YEAR ENDED                  YEAR ENDED                YEAR ENDED
                                        JUNE 30,                    JUNE 30,                  JUNE 30,
                               --------------------------    ----------------------    ----------------------
                                  2004           2003          2004         2003         2004         2003
                               -----------    -----------    ---------    ---------    ---------    ---------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income......  $     7,620    $    15,428    $     545    $   1,159    $     500    $   1,119
  Net realized gains (losses)
    from investment
    transactions.............           30             56            1           --(a)        16            2
                               -----------    -----------    ---------    ---------    ---------    ---------
Change in net assets
  resulting from
  operations.................        7,650         15,484          546        1,159          516        1,121
                               -----------    -----------    ---------    ---------    ---------    ---------
DISTRIBUTIONS TO CLASS I
  SHAREHOLDERS:
  From net investment
    income...................       (6,183)       (11,867)        (358)        (669)        (299)        (555)
DISTRIBUTIONS TO CLASS A
  SHAREHOLDERS:
  From net investment
    income...................       (1,492)        (3,571)        (188)        (490)        (203)        (545)
                               -----------    -----------    ---------    ---------    ---------    ---------
Change in net assets from
  shareholder
  distributions..............       (7,675)       (15,438)        (546)      (1,159)        (502)      (1,100)
                               -----------    -----------    ---------    ---------    ---------    ---------
CAPITAL TRANSACTIONS:
Change in net assets from
  capital transactions.......     (328,651)      (253,474)      24,545       (3,794)     (46,743)       5,707
                               -----------    -----------    ---------    ---------    ---------    ---------
Change in net assets.........     (328,676)      (253,428)      24,545       (3,794)     (46,729)       5,728
NET ASSETS:
  Beginning of period........    1,571,914      1,825,342      141,622      145,416      153,668      147,940
                               -----------    -----------    ---------    ---------    ---------    ---------
  End of period..............  $ 1,243,238    $ 1,571,914    $ 166,167    $ 141,622    $ 106,939    $ 153,668
                               ===========    ===========    =========    =========    =========    =========
SHARE TRANSACTIONS
  (SHARE TRANSACTIONS ARE AT
  $1.00 PER SHARE):
CLASS I SHARES:
  Issued.....................    1,206,619      1,090,555      183,383      154,423       83,085      101,828
  Reinvested.................           87            189            1           12            4           25
  Redeemed...................   (1,424,316)    (1,296,035)    (134,778)    (173,300)    (109,884)     (85,442)
                               -----------    -----------    ---------    ---------    ---------    ---------
Change in Class I Shares.....     (217,610)      (205,291)      48,606      (18,865)     (26,795)      16,411
                               ===========    ===========    =========    =========    =========    =========
CLASS A SHARES:
  Issued.....................    1,168,296      1,403,865      185,002      246,486      232,956      227,050
  Reinvested.................          831          1,939          196          507          209          569
  Redeemed...................   (1,280,168)    (1,453,986)    (209,260)    (231,921)    (253,113)    (238,324)
                               -----------    -----------    ---------    ---------    ---------    ---------
Change in Class A Shares.....     (111,041)       (48,182)     (24,062)      15,072      (19,948)     (10,705)
                               ===========    ===========    =========    =========    =========    =========

------------
(a) Amount less than $1,000.

See notes to financial statements

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 26

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT
                                                        ACTIVITIES   DISTRIBUTIONS
                                            NET ASSET   ----------   -------------   NET ASSET
                                             VALUE,        NET            NET         VALUE,
                                            BEGINNING   INVESTMENT    INVESTMENT      END OF      TOTAL
                                            OF PERIOD     INCOME        INCOME        PERIOD      RETURN
                                            ---------   ----------   -------------   ---------   --------
PRIME MONEY MARKET FUND (CLASS I)
 Year Ended June 30, 2004.................   $1.000       $0.006        $(0.006)      $1.000       0.65%
 Year Ended June 30, 2003.................    1.000        0.011         (0.011)       1.000       1.15
 Year Ended June 30, 2002.................    1.000        0.021         (0.021)       1.000       2.14
 Year Ended June 30, 2001.................    1.000        0.055         (0.055)       1.000       5.63
 Year Ended June 30, 2000.................    1.000        0.054         (0.054)       1.000       5.51


U.S. TREASURY SECURITIES MONEY MARKET FUND
 (CLASS I)
 Year Ended June 30, 2004.................    1.000        0.005         (0.005)       1.000       0.55
 Year Ended June 30, 2003.................    1.000        0.010         (0.010)       1.000       0.99
 Year Ended June 30, 2002.................    1.000        0.020         (0.020)       1.000       2.07
 Year Ended June 30, 2001.................    1.000        0.052         (0.052)       1.000       5.31
 Year Ended June 30, 2000.................    1.000        0.050         (0.050)       1.000       5.12


U.S. GOVERNMENT SECURITIES MONEY MARKET
 FUND (CLASS I)
 Year Ended June 30, 2004.................    1.000        0.006         (0.006)       1.000       0.63
 Year Ended June 30, 2003.................    1.000        0.011         (0.011)       1.000       1.09
 Year Ended June 30, 2002.................    1.000        0.021         (0.021)       1.000       2.17
 March 16, 2001 to June 30, 2001 (a)......    1.000        0.012         (0.012)       1.000       1.18(b)


MUNICIPAL MONEY MARKET FUND (CLASS I)
 Year Ended June 30, 2004.................    1.000        0.006         (0.006)       1.000       0.61
 Year Ended June 30, 2003.................    1.000        0.010         (0.010)       1.000       0.96
 Year Ended June 30, 2002.................    1.000        0.014         (0.014)       1.000       1.45
 Year Ended June 30, 2001.................    1.000        0.034         (0.034)       1.000       3.48
 Year Ended June 30, 2000.................    1.000        0.033         (0.033)       1.000       3.38


MICHIGAN MUNICIPAL MONEY MARKET FUND
 (CLASS I)
 Year Ended June 30, 2004.................    1.000        0.006         (0.006)       1.000       0.56
 Year Ended June 30, 2003.................    1.000        0.009         (0.009)       1.000       0.87
 Year Ended June 30, 2002.................    1.000        0.014         (0.014)       1.000       1.41
 Year Ended June 30, 2001.................    1.000        0.034         (0.034)       1.000       3.44
 Year Ended June 30, 2000.................    1.000        0.033         (0.033)       1.000       3.32


OHIO MUNICIPAL MONEY MARKET FUND (CLASS I)
 Year Ended June 30, 2004.................    1.000        0.006         (0.006)       1.000       0.56
 Year Ended June 30, 2003.................    1.000        0.009         (0.009)       1.000       0.88
 Year Ended June 30, 2002.................    1.000        0.014         (0.014)       1.000       1.43
 Year Ended June 30, 2001.................    1.000        0.034         (0.034)       1.000       3.42
 Year Ended June 30, 2000.................    1.000        0.033         (0.033)       1.000       3.32

                                                        RATIOS/SUPPLEMENTARY DATA
                                            --------------------------------------------------
                                                                                    RATIO OF
                                                           RATIO OF    RATIO OF    EXPENSES TO
                                                NET        EXPENSES      NET         AVERAGE
                                              ASSETS,         TO      INVESTMENT       NET
                                               END OF      AVERAGE    INCOME TO      ASSETS
                                               PERIOD        NET       AVERAGE       WITHOUT
                                              (000'S)       ASSETS    NET ASSETS     WAIVERS
                                            ------------   --------   ----------   -----------
PRIME MONEY MARKET FUND (CLASS I)
 Year Ended June 30, 2004.................   $3,898,608      0.52%       0.65%        0.54%
 Year Ended June 30, 2003.................    4,881,506      0.52        1.14         0.55
 Year Ended June 30, 2002.................    5,325,870      0.52        2.12         0.55
 Year Ended June 30, 2001.................    5,172,911      0.52        5.54         0.55
 Year Ended June 30, 2000.................    6,224,509      0.52        5.39         0.55

U.S. TREASURY SECURITIES MONEY MARKET FUND
 (CLASS I)
 Year Ended June 30, 2004.................    2,920,637      0.52        0.54         0.52
 Year Ended June 30, 2003.................    3,912,526      0.52        0.99         0.53
 Year Ended June 30, 2002.................    4,188,032      0.52        2.01         0.53
 Year Ended June 30, 2001.................    3,941,215      0.52        5.25         0.54
 Year Ended June 30, 2000.................    4,785,390      0.51        4.98         0.54

U.S. GOVERNMENT SECURITIES MONEY MARKET
 FUND (CLASS I)
 Year Ended June 30, 2004.................      102,748      0.52        0.63         0.53
 Year Ended June 30, 2003.................      137,221      0.52        1.10         0.54
 Year Ended June 30, 2002.................       94,003      0.52        2.11         0.54
 March 16, 2001 to June 30, 2001 (a)......       95,179      0.52(c)     4.00(c)      0.53(c)

MUNICIPAL MONEY MARKET FUND (CLASS I)
 Year Ended June 30, 2004.................      867,509      0.45        0.60         0.53
 Year Ended June 30, 2003.................    1,085,136      0.45        0.96         0.53
 Year Ended June 30, 2002.................    1,290,395      0.45        1.38         0.53
 Year Ended June 30, 2001.................      977,300      0.45        3.43         0.53
 Year Ended June 30, 2000.................      969,070      0.46        3.31         0.54

MICHIGAN MUNICIPAL MONEY MARKET FUND
 (CLASS I)
 Year Ended June 30, 2004.................      112,753      0.47        0.56         0.55
 Year Ended June 30, 2003.................       64,146      0.49        0.88         0.57
 Year Ended June 30, 2002.................       83,008      0.47        1.49         0.55
 Year Ended June 30, 2001.................      100,673      0.45        3.40         0.53
 Year Ended June 30, 2000.................      111,900      0.47        3.33         0.56

OHIO MUNICIPAL MONEY MARKET FUND (CLASS I)
 Year Ended June 30, 2004.................       46,968      0.47        0.55         0.50
 Year Ended June 30, 2003.................       73,757      0.47        0.88         0.50
 Year Ended June 30, 2002.................       57,338      0.46        1.47         0.50
 Year Ended June 30, 2001.................      100,004      0.46        3.33         0.49
 Year Ended June 30, 2000.................       62,084      0.45        3.26         0.52

------------

(a) Period from commencement of operations.

(b) Not Annualized.

(c) Annualized.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT
                                                        ACTIVITIES   DISTRIBUTIONS
                                            NET ASSET   ----------   -------------   NET ASSET
                                             VALUE,        NET            NET         VALUE,
                                            BEGINNING   INVESTMENT    INVESTMENT      END OF      TOTAL
                                            OF PERIOD     INCOME        INCOME        PERIOD      RETURN
                                            ---------   ----------   -------------   ---------   --------
PRIME MONEY MARKET FUND (CLASS A)
 Year Ended June 30, 2004.................   $1.000       $0.004        $(0.004)      $1.000       0.40%
 Year Ended June 30, 2003.................    1.000        0.009         (0.009)       1.000       0.89
 Year Ended June 30, 2002.................    1.000        0.019         (0.019)       1.000       1.88
 Year Ended June 30, 2001.................    1.000        0.052         (0.052)       1.000       5.37
 Year Ended June 30, 2000.................    1.000        0.051         (0.051)       1.000       5.25


U.S. TREASURY SECURITIES MONEY MARKET FUND
 (CLASS A)
 Year Ended June 30, 2004.................    1.000        0.003         (0.003)       1.000       0.29
 Year Ended June 30, 2003.................    1.000        0.007         (0.007)       1.000       0.73
 Year Ended June 30, 2002.................    1.000        0.018         (0.018)       1.000       1.81
 Year Ended June 30, 2001.................    1.000        0.049         (0.049)       1.000       5.05
 Year Ended June 30, 2000.................    1.000        0.048         (0.048)       1.000       4.86


U.S. GOVERNMENT SECURITIES MONEY MARKET
 FUND (CLASS A)
 Year Ended June 30, 2004.................    1.000        0.004         (0.004)       1.000       0.38
 Year Ended June 30, 2003.................    1.000        0.008         (0.008)       1.000       0.84
 Year Ended June 30, 2002.................    1.000        0.019         (0.019)       1.000       1.91
 March 16, 2001 to June 30, 2001 (a)......    1.000        0.011         (0.011)       1.000       1.11(b)


MUNICIPAL MONEY MARKET FUND (CLASS A)
 Year Ended June 30, 2004.................    1.000        0.004         (0.004)       1.000       0.36
 Year Ended June 30, 2003.................    1.000        0.007         (0.007)       1.000       0.71
 Year Ended June 30, 2002.................    1.000        0.012         (0.012)       1.000       1.20
 Year Ended June 30, 2001.................    1.000        0.032         (0.032)       1.000       3.23
 Year Ended June 30, 2000.................    1.000        0.031         (0.031)       1.000       3.12


MICHIGAN MUNICIPAL MONEY MARKET FUND
 (CLASS A)
 Year Ended June 30, 2004.................    1.000        0.003         (0.003)       1.000       0.31
 Year Ended June 30, 2003.................    1.000        0.006         (0.006)       1.000       0.62
 Year Ended June 30, 2002.................    1.000        0.012         (0.012)       1.000       1.16
 Year Ended June 30, 2001.................    1.000        0.031         (0.031)       1.000       3.18
 Year Ended June 30, 2000.................    1.000        0.030         (0.030)       1.000       3.06


OHIO MUNICIPAL MONEY MARKET FUND (CLASS A)
 Year Ended June 30, 2004.................    1.000        0.003         (0.003)       1.000       0.30
 Year Ended June 30, 2003.................    1.000        0.006         (0.006)       1.000       0.63
 Year Ended June 30, 2002.................    1.000        0.012         (0.012)       1.000       1.17
 Year Ended June 30, 2001.................    1.000        0.031         (0.031)       1.000       3.16
 Year Ended June 30, 2000.................    1.000        0.030         (0.030)       1.000       3.06

                                                        RATIOS/SUPPLEMENTARY DATA
                                            --------------------------------------------------
                                                                                    RATIO OF
                                                           RATIO OF    RATIO OF    EXPENSES TO
                                                NET        EXPENSES      NET         AVERAGE
                                              ASSETS,         TO      INVESTMENT       NET
                                               END OF      AVERAGE    INCOME TO      ASSETS
                                               PERIOD        NET       AVERAGE       WITHOUT
                                              (000'S)       ASSETS    NET ASSETS     WAIVERS
                                            ------------   --------   ----------   -----------
PRIME MONEY MARKET FUND (CLASS A)
 Year Ended June 30, 2004.................   $4,372,583      0.77%       0.40%        0.79%
 Year Ended June 30, 2003.................    5,744,025      0.77        0.90         0.80
 Year Ended June 30, 2002.................    6,521,235      0.77        1.88         0.80
 Year Ended June 30, 2001.................    7,342,790      0.77        5.01         0.80
 Year Ended June 30, 2000.................    3,505,068      0.77        5.13         0.80

U.S. TREASURY SECURITIES MONEY MARKET FUND
 (CLASS A)
 Year Ended June 30, 2004.................    1,702,965      0.77        0.29         0.77
 Year Ended June 30, 2003.................    2,453,050      0.77        0.75         0.78
 Year Ended June 30, 2002.................    3,162,893      0.77        1.80         0.78
 Year Ended June 30, 2001.................    3,512,937      0.77        4.75         0.78
 Year Ended June 30, 2000.................    1,846,153      0.76        4.74         0.79

U.S. GOVERNMENT SECURITIES MONEY MARKET
 FUND (CLASS A)
 Year Ended June 30, 2004.................      609,564      0.77        0.38         0.77
 Year Ended June 30, 2003.................      743,618      0.77        0.84         0.79
 Year Ended June 30, 2002.................      833,623      0.77        1.86         0.79
 March 16, 2001 to June 30, 2001 (a)......      749,460      0.77(c)     3.72(c)      0.77(c)

MUNICIPAL MONEY MARKET FUND (CLASS A)
 Year Ended June 30, 2004.................      375,729      0.70        0.35         0.78
 Year Ended June 30, 2003.................      486,778      0.70        0.71         0.78
 Year Ended June 30, 2002.................      534,947      0.69        1.19         0.77
 Year Ended June 30, 2001.................      470,425      0.70        3.18         0.78
 Year Ended June 30, 2000.................      438,468      0.71        3.06         0.79

MICHIGAN MUNICIPAL MONEY MARKET FUND
 (CLASS A)
 Year Ended June 30, 2004.................       53,414      0.73        0.31         0.81
 Year Ended June 30, 2003.................       77,476      0.74        0.62         0.82
 Year Ended June 30, 2002.................       62,408      0.72        1.21         0.80
 Year Ended June 30, 2001.................      125,294      0.70        3.05         0.78
 Year Ended June 30, 2000.................       76,294      0.72        3.03         0.81

OHIO MUNICIPAL MONEY MARKET FUND (CLASS A)
 Year Ended June 30, 2004.................       59,971      0.72        0.30         0.75
 Year Ended June 30, 2003.................       79,911      0.72        0.62         0.75
 Year Ended June 30, 2002.................       90,602      0.71        1.17         0.75
 Year Ended June 30, 2001.................       59,583      0.71        3.05         0.74
 Year Ended June 30, 2000.................       29,842      0.70        3.00         0.77

------------

(a) Period from commencement of operations.

(b) Not Annualized.

(c) Annualized.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 28

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                        INVESTMENT
                                                        ACTIVITIES   DISTRIBUTIONS
                                            NET ASSET   ----------   -------------   NET ASSET
                                             VALUE,        NET            NET         VALUE,
                                            BEGINNING   INVESTMENT    INVESTMENT      END OF      TOTAL
                                            OF PERIOD     INCOME        INCOME        PERIOD      RETURN
                                            ---------   ----------   -------------   ---------   --------
PRIME MONEY MARKET FUND (CLASS B)
 Year Ended June 30, 2004.................   $1.000       $0.001        $(0.001)      $1.000       0.15%
 Year Ended June 30, 2003.................    1.000        0.003         (0.003)       1.000       0.33
 Year Ended June 30, 2002.................    1.000        0.011         (0.011)       1.000       1.12
 Year Ended June 30, 2001.................    1.000        0.045         (0.045)       1.000       4.58
 Year Ended June 30, 2000.................    1.000        0.044         (0.044)       1.000       4.47


U.S. TREASURY SECURITIES MONEY MARKET FUND
 (CLASS B)
 Year Ended June 30, 2004.................    1.000        0.002         (0.002)       1.000       0.24
 Year Ended June 30, 2003.................    1.000        0.003         (0.003)       1.000       0.31
 Year Ended June 30, 2002.................    1.000        0.010         (0.010)       1.000       1.05
 Year Ended June 30, 2001.................    1.000        0.042         (0.042)       1.000       4.27
 Year Ended June 30, 2000.................    1.000        0.040         (0.040)       1.000       4.08


PRIME MONEY MARKET FUND (CLASS C)
 Year Ended June 30, 2004.................    1.000        0.001         (0.001)       1.000       0.15
 Year Ended June 30, 2003.................    1.000        0.003         (0.003)       1.000       0.33
 Year Ended June 30, 2002.................    1.000        0.011         (0.011)       1.000       1.12
 Year Ended June 30, 2001.................    1.000        0.045         (0.045)       1.000       4.58
 May 31, 2000 to June 30, 2000 (a)........    1.000        0.004         (0.004)       1.000       0.43(b)


U.S. TREASURY SECURITIES MONEY MARKET FUND
 (CLASS C)
 Year Ended June 30, 2004.................    1.000        0.002         (0.002)       1.000       0.24
 Year Ended June 30, 2003.................    1.000        0.003         (0.003)       1.000       0.31
 Year Ended June 30, 2002.................    1.000        0.010         (0.010)       1.000       1.05
 Year Ended June 30, 2001.................    1.000        0.042         (0.042)       1.000       4.27
 Year Ended June 30, 2000.................    1.000        0.040         (0.040)       1.000       4.08

                                                       RATIOS/SUPPLEMENTARY DATA
                                            ------------------------------------------------
                                                                                  RATIO OF
                                                         RATIO OF    RATIO OF    EXPENSES TO
                                               NET       EXPENSES      NET         AVERAGE
                                             ASSETS,        TO      INVESTMENT       NET
                                              END OF     AVERAGE    INCOME TO      ASSETS
                                              PERIOD       NET       AVERAGE       WITHOUT
                                             (000'S)      ASSETS    NET ASSETS     WAIVERS
                                            ----------   --------   ----------   -----------
PRIME MONEY MARKET FUND (CLASS B)
 Year Ended June 30, 2004.................   $41,540       1.02%       0.15%        1.54%
 Year Ended June 30, 2003.................    62,581       1.33        0.32         1.55
 Year Ended June 30, 2002.................    38,690       1.52        1.08         1.55
 Year Ended June 30, 2001.................    33,898       1.52        4.22         1.55
 Year Ended June 30, 2000.................    16,564       1.52        4.42         1.55

U.S. TREASURY SECURITIES MONEY MARKET FUND
 (CLASS B)
 Year Ended June 30, 2004.................     2,860       0.82        0.24         1.52
 Year Ended June 30, 2003.................     3,096       1.17        0.31         1.53
 Year Ended June 30, 2002.................     1,735       1.52        0.95         1.53
 Year Ended June 30, 2001.................     1,014       1.52        4.17         1.54
 Year Ended June 30, 2000.................     1,057       1.51        3.97         1.54

PRIME MONEY MARKET FUND (CLASS C)
 Year Ended June 30, 2004.................     8,284       1.02        0.15         1.52
 Year Ended June 30, 2003.................     9,267       1.33        0.31         1.55
 Year Ended June 30, 2002.................     3,430       1.52        0.95         1.55
 Year Ended June 30, 2001.................     1,266       1.52        4.30         1.56
 May 31, 2000 to June 30, 2000 (a)........       848       1.52(c)     5.11(c)      1.55(c)

U.S. TREASURY SECURITIES MONEY MARKET FUND
 (CLASS C)
 Year Ended June 30, 2004.................       548       0.83        0.24         1.53
 Year Ended June 30, 2003.................       869       1.19        0.30         1.53
 Year Ended June 30, 2002.................       682       1.52        1.02         1.53
 Year Ended June 30, 2001.................       459       1.52        4.00         1.53
 Year Ended June 30, 2000.................       526       1.51        3.96         1.54

------------

(a) Period from commencement of operations.

(b) Not Annualized.

(c) Annualized.

See notes to financial statements.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

   One Group Mutual Funds (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company established as a Massachusetts business trust. The accompanying financial statements and financial highlights are those of the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, the U.S. Government Securities Money Market Fund, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund, and the Ohio Municipal Money Market Fund (individually, a "Fund"; collectively, the "Funds") only.

   The Trust has an unlimited number of shares of beneficial interest, with no par value, which may, without shareholder approval, be divided into an unlimited number of series of such shares, and any series may be classified or reclassified into one or more classes. The Trust is registered to offer fifty-three series and six classes of shares: Class I, Class A, Class B, Class C, Class S, and Administrative Class. The Funds are each authorized to issue Class I, Class A, and Class C shares. In addition, the Prime Money Market Fund and the U.S. Treasury Securities Money Market Fund are authorized to issue Class B shares. Shareholders are entitled to one vote for each full share held and vote in the aggregate and not by class or series, except as otherwise expressly required by law or when the Board of Trustees has determined that the matter to be voted on affects only the interest of shareholders of a particular class or series.

   Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with their vendors and others that provide for general indemnifications. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES:

   The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with U.S. generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

     SECURITY VALUATION

     Securities are valued utilizing the amortized cost method which approximates market value. Under the amortized cost method, discount or premium is amortized on a constant basis to the maturity or reset date of the security.

     REPURCHASE AGREEMENTS

     The Funds may invest in repurchase agreements with institutions that are deemed by Banc One Investment Advisors Corporation (the "Advisor"), an indirect wholly-owned subsidiary of Bank One Corporation, to be of good standing and creditworthy under guidelines established by the Board of Trustees. Each repurchase agreement is valued at cost and the underlying collateral is valued at or above the value of the repurchase agreement plus accrued interest. The Funds require that the collateral received in a repurchase agreement transaction be transferred to a custodian in a manner sufficient to enable the Funds to obtain those securities in the event of a counterparty default. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral by the Funds may be delayed or limited. The Funds, along with certain other affiliates of the Funds, may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements, which are fully collateralized by U.S. Treasury or U.S. government agency obligations with counterparties approved by the Board of Trustees, consistent with each Fund's investment policy.

     SECURITY TRANSACTIONS AND RELATED INCOME

     Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Interest income includes premium amortization and discount accretion for both financial reporting and tax purposes.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

 30

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     EXPENSES

     Expenses directly attributable to a Fund are charged directly to that Fund while the expenses attributable to more than one Fund of the Trust are allocated among the respective Funds. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

     Dividends from net investment income are declared daily and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually.

     Distributions from net investment income and from net capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments for expiring capital loss carryforwards and deferrals of certain losses. Permanent book and tax basis differences, if any, have been reclassified among the components of net assets.

     FEDERAL INCOME TAXES

     The Funds' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

3. INVESTMENT ADVISORY, ADMINISTRATION, AND DISTRIBUTION AGREEMENTS:

   The Trust and the Advisor are parties to an investment advisory agreement under which the Advisor is entitled to receive an annual fee, computed daily and paid monthly, equal to 0.35% of the average daily net assets of the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, the U.S. Government Securities Money Market Fund, the Municipal Money Market Fund and the Michigan Municipal Money Market Fund; and 0.30% of the Ohio Municipal Money Market Fund.

   The Trust and One Group Administrative Services, Inc. (the "Administrator"), an affiliate of Bank One Corporation, are parties to an administration agreement under which the Administrator provides services for a fee that is computed daily and paid monthly, at an annual rate of 0.20% on the first $1.5 billion of Trust average daily net assets (excluding the Investor Conservative Growth Fund, the Investor Balanced Fund, the Investor Growth & Income Fund, and the Investor Growth Fund (the "Investor Funds") and the Treasury Only Money Market Fund, the Government Money Market Fund and the Institutional Prime Money Market Fund (the "Institutional Money Market Funds")); 0.18% on the next $0.5 billion of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds); and 0.16% of Trust average daily net assets (excluding the Investor Funds and the Institutional Money Market Funds) over $2 billion.

   One Group Dealer Services, Inc. (the "Distributor"), an affiliate of Bank One Corporation, serves the Trust as Distributor. The Trust and the Distributor are parties to a distribution agreement under which shares of the Funds are sold on a continuous basis. Class A shares, Class B shares and Class C shares are subject to distribution and shareholder services plans (the "Plans") pursuant to Rule 12b-1 under the 1940 Act. As provided in the Plans, the Trust will pay the Distributor a fee of 0.25% of the average daily net assets of Class A shares of each of the funds and 1.00% of the average daily net assets of Class B and Class C shares. For the period ended June 30, 2004, the Distributor received $35,722 from commissions earned on sales of Class A shares and redemptions of Class B and Class C shares, of which the Distributor re-allowed $19,366 to affiliated broker-dealers of the Funds.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   The Advisor, the Administrator and the Distributor have contractually agreed to waive fees and/or reimburse expenses to limit total operating expenses, through October 31, 2004, for the following funds and amounts:

    FUND                                                          CLASS I    CLASS A     CLASS B    CLASS C
    ----                                                          -------    -------     -------    -------
    Prime Money Market Fund.....................................   0.52%       0.77%      1.52%       1.52%
    U.S. Treasury Securities Money Market Fund..................   0.52        0.77       1.52        1.52
    U.S. Government Securities Money Market Fund................   0.52        0.77         --          --
    Municipal Money Market Fund.................................   0.47        0.72         --          --
    Michigan Municipal Money Market Fund........................   0.49        0.74         --          --
    Ohio Municipal Money Market Fund............................   0.47        0.72         --          --

   Waivers in addition to those in the table above are considered voluntary.

   In addition, the Distributor has agreed to waive a portion of the 12b-1 fees on the Class B and Class C Shares of the Prime Money Market Fund and U.S. Treasury Securities Money Market Fund in order to maintain a competitive yield for shareholders.

   Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers receive no compensation from the Funds for serving in their respective roles.

   The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various One Group Mutual Funds until distribution in accordance with the Plan.

4. CONCENTRATION OF CREDIT RISK:

   The Michigan and Ohio Municipal Money Market Funds, respectively, invest primarily in debt obligations issued by the States of Michigan and Ohio and their political subdivisions, agencies and public authorities to obtain funds for various public purposes. The Funds are more susceptible to economic and political factors adversely affecting issuers of Michigan's and Ohio's specific municipal securities than are municipal money market funds that are not concentrated in these issuers to the same extent.

5. FINANCING ARRANGEMENT:

   The Trust and State Street Bank and Trust Company ("State Street") have a financing arrangement. Under this arrangement, State Street provides an unsecured uncommitted credit facility in the aggregate amount of $100 million that expires November 23, 2004. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. Interest on borrowings is payable at a rate determined by State Street at the time of borrowing (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, there were no loans outstanding.

6. INTERFUND LENDING ARRANGEMENT:

   The Funds and all other funds within the Trust received from the Securities and Exchange Commission an exemptive order to establish and operate an Interfund Credit Facility ("Facility"). The Facility allows the Funds to directly lend and borrow money to or from any other Fund within the Trust at rates beneficial to both the borrowing and lending funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund's borrowing restrictions. The Interfund Loan Rate is determined by averaging the current repurchase agreement rate and the current bank loan rate (generally Federal Funds Rate plus 0.50%). As of June 30, 2004, there were no loans outstanding.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

 32

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

7. FEDERAL TAX INFORMATION:

   The tax character of distributions paid during the fiscal year ended June 30, 2004 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                           DISTRIBUTIONS PAID FROM:
                                          --------------------------
                                             NET            NET            TOTAL            TAX        TAX RETURN       TOTAL
                                          INVESTMENT     LONG TERM        TAXABLE         EXEMPT           OF       DISTRIBUTIONS
                                            INCOME     CAPITAL GAINS   DISTRIBUTIONS   DISTRIBUTIONS    CAPITAL         PAID
                                          ----------   -------------   -------------   -------------   ----------   -------------
    Prime Money Market Fund.............   $51,016          $--           $51,016         $   --           $--         $51,016

    U.S. Treasury Securities Money
      Market Fund.......................    25,097           --            25,097             --           --           25,097

    U.S. Government Securities Money
      Market Fund.......................     3,709           --             3,709             --           --            3,709

    Municipal Money Market Fund.........         1           31                32          7,898           --            7,930

    Michigan Municipal Money Market
      Fund..............................         2           --                 2            548           --              550

    Ohio Municipal Money Market Fund....        --           16                16            505           --              521

   The tax character of distributions paid during the fiscal year ended June 30, 2003 was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.) (amounts in thousands):

                                         DISTRIBUTIONS PAID FROM:
                                        --------------------------
                                           NET            NET            TOTAL            TAX        TAX RETURN       TOTAL
                                        INVESTMENT     LONG TERM        TAXABLE         EXEMPT           OF       DISTRIBUTIONS
                                          INCOME     CAPITAL GAINS   DISTRIBUTIONS   DISTRIBUTIONS    CAPITAL         PAID
                                        ----------   -------------   -------------   -------------   ----------   -------------
    Prime Money Market Fund...........   $120,250         $--(a)       $120,250         $    --          $--        $120,250

    U.S. Treasury Securities Money
      Market Fund.....................     65,544          --            65,544              --          --           65,544

    U.S. Government Securities Money
      Market Fund.....................      8,503          --             8,503              --          --            8,503

    Municipal Money Market Fund.......         63          20                83          16,056          --           16,139

    Michigan Municipal Money Market
      Fund............................          6          --                 6           1,202          --            1,208

    Ohio Municipal Money Market
      Fund............................          2           2                 4           1,129          --            1,133

------------
(a) Amount is less than $1,000.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004
Continued

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   As of June 30, 2004, the components of accumulated earnings/(deficit) on a tax basis was as follows (amounts in thousands):

                                  UNDISTRIBUTED   UNDISTRIBUTED
                                  ORDINARY/TAX      LONG-TERM                                   ACCUMULATED          TOTAL
                                     EXEMPT          CAPITAL      ACCUMULATED   DISTRIBUTIONS   CAPITAL AND       ACCUMULATED
                                     INCOME           GAINS        EARNINGS        PAYABLE      OTHER LOSSES   EARNINGS/(DEFICIT)
                                  -------------   -------------   -----------   -------------   ------------   ------------------
    Prime Money Market Fund.....     $4,268           $  --         $4,268         $(3,991)         $(1)              $276

    U.S. Treasury Securities
      Money Market Fund.........      1,973              --          1,973          (1,785)          --                188

    U.S. Government Securities
      Money Market Fund.........        266              --            266            (254)          (1)                11

    Municipal Money Market
      Fund......................        697              --            697            (624)          --                 73

    Michigan Municipal Money
      Market Fund...............         61              --             61             (57)          --                  4

    Ohio Municipal Money Market
      Fund......................         64              --             64             (45)          --                 19

   As of June 30, 2004 , the following Funds had net capital loss carryforwards, which are available to offset future realized gains (amounts in thousands):

                                                                  EXPIRES
                                                                  -------
    FUND                                                           2011      TOTAL
    ----                                                          -------    -----
    U.S. Government Securities Money Market Fund................    $1        $1

   Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds' next taxable year. For the period ended June 30, 2004, the Funds deferred to July 1, 2004 post October capital losses of (amounts in thousands):

                                                                   CAPITAL LOSSES
                                                                   --------------
    Prime Money Market Fund.....................................         $1

8. LEGAL MATTERS:

   On September 3, 2003, the New York Attorney General ("NYAG") simultaneously filed and settled a complaint (the "Canary Complaint") against Canary Capital Partners, LLC and other related parties (collectively, "Canary"). The Canary Complaint alleged, among other things, that Canary had engaged in improper trading practices with respect to certain mutual funds, including certain Funds of the Trust. In addition, as part of its inquiry of mutual fund practices, the staff of the SEC conducted an examination of the Trust and an investigation of Banc One Investment Advisors Corporation ("BOIA"), advisor to the Trust.

   Immediately following the filing of the Canary Complaint, Bank One and the Trust's Board of Trustees launched an internal review in response to these and other allegations. Additionally, the Board of Trustees established a Special Review Committee to assist it in overseeing the review, as well as regulatory inquires and litigation relating to the issues raised in the Canary Complaint.

   On June 29, 2004, the Advisor entered into agreements with the NYAG and the SEC in resolution of investigations conducted by the NYAG and the SEC into market timing of certain Funds of the Trust, possible late trading of certain Funds of the Trust and related matters. In its settlement with the SEC, without admitting or denying the findings set forth therein, the Advisor consented to the entry of an order by the SEC (the "SEC Order ") instituting and settling administrative and cease-and-desist proceedings against it. Under the terms of the SEC Order, the Advisor or its affiliates will pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which will be distributed to certain current and former shareholders of the Funds as noted below. The settlement agreement with the NYAG also requires the Advisor to reduce its management fee for certain Funds in the aggregate amount of approximately $8 million annually over the next five years. The Advisor will identify at a later date those Funds whose management fees will be reduced

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 34

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

   pursuant to the settlement agreement with the NYAG. In addition, the Advisor has agreed to undertakings relating to, among other things, (i) governance changes designed to maintain the independence of the Trust's Board of Trustees (the "Board ") and its chairman, and to ensure compliance with applicable federal securities laws, (ii) the retention of an independent consultant to conduct a review of supervisory, compliance and other policies and procedures designed to prevent and detect, among other things, breaches of fiduciary duty, (iii) an agreement to cease and desist from violations of certain provisions of the Investment Advisers Act of 1940 (the "Advisers Act ") and the Investment Company Act of 1940 (the "1940 Act "), (iv) additional fee-related disclosure to investors, and (v) the retention of a senior officer to assist the Board in monitoring compliance and reviewing management fee arrangements.

   Mark A. Beeson, the former president and chief executive officer of the Trust and a former senior managing director of Banc One Investment Advisors, was also named a respondent in the SEC Order and consented to its entry. As part of the settlement agreement with the SEC, Mr. Beeson agreed to, among other things, a civil money penalty and suspensions from association with any investment adviser or registered investment company. Mr. Beeson was not a party to the agreement with, nor was he sanctioned by, the NYAG.

   As of June 30, 2004, a number of civil lawsuits, including purported class actions and purported shareholder derivative suits, have been filed against Bank One, the Advisor, the Trust, its Trustees, certain Funds of the Trust, and certain related parties. The lawsuits allege various violations of state and federal laws including, but not limited to, breach of fiduciary duties, making false and misleading statements in prospectuses, and fraud. By order of the Judicial Panel on Multi-district Litigation, these lawsuits were consolidated and transferred to the federal district court in Maryland on February 20, 2004. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with the foregoing matters may be filed against these parties in the future. These lawsuits are ongoing and, accordingly, an estimate of the financial impact of these actions cannot currently be made. Bank One has publicly announced its intent to make appropriate restitution if it determines that any shareholders of the Funds were damaged by the misconduct on the part of Bank One, its affiliates or their personnel. In keeping with that intent, the entirety of the $50 million paid by the Advisor pursuant to the SEC settlement will be distributed to shareholders in accordance with a plan of distribution to be approved by the SEC.

   The Trust will be reimbursed for all costs associated with these matters to ensure that the Trust incurs no expenses as it relates to matters described above. A portion of these reimbursements may be from related parties.

9. SUBSEQUENT EVENTS:

   On July 1, 2004, Bank One Corporation, the former corporate parent of the Advisor, Administrator and Distributor, merged into JPMorgan Chase & Co. On that date the Advisor became an affiliate of J.P. Morgan Investment Management Inc. ("JPMIM"), the investment adviser to the JPMorgan Funds. The Advisor and JPMIM will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide the same investment advisory services provided to the Trust and the JPMorgan Funds, respectively.

     COMMON FEE STRUCTURE

     On August 12, 2004, the Board of Trustees of the Trust approved a series of proposals designed to facilitate a common pricing structure with the JPMorgan Funds. These changes, some of which are summarized below, are anticipated to go into effect on February 19, 2005.

     The Advisor will reduce the investment advisory fees it charges with respect to many of the Funds. Effective February 19, 2005, the Advisory Fee will be computed daily and paid monthly, at the following annual rates:
     0.08% of the average daily net assets of the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, the U.S. Government Securities Money Market Fund, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund.

     The JPMorgan Funds will be added to a new fee arrangement with the Administrator and the new fees will be computed daily and paid monthly, at an annual rate of 0.10% on the first $100 billion of the average daily net assets of the series of the Trust and the JPMorgan Funds that operate as money market funds in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "Money Market Funds"); and 0.05% of the average daily net assets of the Money Market Funds over $100 billion.

     The Board of Trustees has approved amendments to the Funds' Distribution and Shareholder Servicing Plans that will have the effect of removing all shareholder services from the Distribution and Shareholder Servicing Plans and lowering

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS, CONTINUED

     the fees payable under the Plans. Pursuant to a new Combined, Amended and Restated Distribution Plan, the Trust will pay the Distributor a fee of 0.25% of the average daily net assets of the Class A shares, and 0.75% of the average daily net assets of the Class B shares and Class C shares.

     Additionally, the Distributor will begin providing certain shareholder servicing services to the Funds under a separate Shareholder Servicing Agreement with the Funds. Under this agreement, the Trust will pay the Distributor a fee of 0.35% of the average daily net assets attributable to Class I shares of the Prime Money Market Fund and the U.S. Treasury Securities Money Market Fund; 0.30% of the average daily net assets attributable to the Class I shares of the U.S. Government Money Market Fund, Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund; 0.30% of the average daily net assets attributable to the Class A shares of each Fund; and 0.25% of the average daily net assets attributable to the Class B and Class C shares of each Fund.

     COMMON SERVICE PROVIDERS

     On August 12, 2004, the Board of Trustees of the Trust approved an agreement with JPMorgan Chase Bank, an affiliate of the Advisor, the Administrator and the Distributor, to act as the Funds' custodian and fund accounting agent.

     Currently, the Administrator provides fund accounting services under the Management and Administration Agreement. On August 12, 2004, the Board of Trustees of One Group Mutual Funds approved the appointment of JPMorgan Chase Bank as the new fund accounting agent effective February 19, 2005. As a result of this appointment, fund accounting fees will be charged as an additional direct fee to the Funds rather than being embedded in the fees under the Administration Agreement.

     The transition of the custody and fund accounting responsibilities to JPMorgan Chase Bank is expected to be completed by December 2004 and is not anticipated to have a significant impact on the Funds' operations or their expenses.

     Additionally, on August 12, 2004, the Board of Trustees approved the appointment of JPMorgan Chase Bank as securities lending agent for the One Group Funds that are permitted to lend their securities concurrent with the appointment of JPMorgan Chase Bank as custodian. Upon appointment of JPMorgan Chase Bank as securities lending agent, Bank One Trust Company, N.A. will no longer serve as sub-custodian.

     MERGER OF FUNDS

     On August 12, 2004 and August 19, 2004, respectively, the Board of Trustees of the Trust and the Boards of Directors/Trustees of the JPMorgan Funds indicated in the table below approved management's proposals to merge the following:

                          TARGET FUND                                        ACQUIRING FUND
                          -----------                                        --------------
       JPMorgan Liquid Assets Money Market Fund (a series  One Group Prime Money Market Fund of J.P. Morgan Mutual Fund Trust)

       One Group U.S. Government Securities Money Market   One Group Government Money Market Fund
         Fund and JPMorgan U.S. Government Money Market
         Fund (a series of J.P. Morgan Mutual Fund Trust)

       JPMorgan Treasury Plus Money Market Fund (a series  One Group U.S. Treasury Securities Money
         of J.P. Morgan Mutual Fund Trust)                   Market Fund

     Each proposed merger is contingent upon approval from the respective Target Fund's shareholders and regulatory review and receipt of an opinion of counsel to the effect that the merger will qualify as a tax-free reorganization for federal income tax purposes. If approved, the mergers are expected to occur on February 18, 2005, or such later date as the parties to each such merger transaction may agree.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 36

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of
One Group Mutual Funds

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Prime Money Market Fund, the U.S. Treasury Securities Money Market Fund, the U.S. Government Securities Money Market Fund, the Municipal Money Market Fund, the Michigan Municipal Money Market Fund and the Ohio Municipal Money Market Fund (six series of One Group Mutual Funds, hereafter referred to as the "Funds") at June 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States,) which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
August 20, 2004

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

TRUSTEES

NAME AND ADDRESS(1)
BIRTHDATE                                                                                     OTHER DIRECTORSHIPS
TIME SERVED WITH THE TRUST           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS            HELD BY TRUSTEE
----------------------------    ----------------------------------------------------------    --------------------
Peter C. Marshall               From March 2002 to present, self-employed as a business       None
12/10/42                        consultant; March 2000 to February 2002, Senior Vice
5/16/94 - present               President, W.D. Hoard, Inc. (corporate parent of DCI
                                Marketing, Inc.); November 1993 to March 2000, President
                                DCI Marketing, Inc.


Frederick W. Ruebeck            From April 2000 to present, Advisor, Jerome P. Green &        None
10/8/39                         Associates, LLC (a broker-dealer); January 2000 to April
5/16/94 - present               2000, self- employed as a consultant; June 1988 to
                                December 1999, Director of Investments, Eli Lilly and
                                Company.


Robert A. Oden, Jr.             From July 2002 to present, President, Carleton College;       None
9/11/46                         1995 to July 2002, President, Kenyon College.
6/25/97 - present


John F. Finn                    From 1975 to present, President, Gardner, Inc. (wholesale     Director, Cardinal
11/15/47                        distributor to outdoor power equipment industry).             Health, Inc.
5/21/98 - present


Marilyn McCoy                   From 1985 to present, Vice President of Administration and    None
3/18/48                         Planning, Northwestern University.
4/28/99 - present


Julius L. Pallone               From 1994 to present, President, J.L. Pallone Associates      None
5/26/30                         (insurance consultant).
4/28/99 - present


Donald L. Tuttle                From 1995 to present, Vice President, Association for         None
10/6/34                         Investment Management and Research.
4/28/99 - present

------------

(1) The address of each Trustee is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Trustee is indefinite except in the case of Mr. Pallone whose term expires on June 30, 2005. As of June 30, 2004, there were 58 portfolios within the Fund complex.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 38

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

OFFICERS

NAME AND ADDRESS(1)
BIRTHDATE
POSITION HELD AND
TIME SERVED WITH THE TRUST           PRINCIPAL OCCUPATION DURING THE PAST FIVE YEARS
----------------------------   ------------------------------------------------------------
David J. Kundert               From 1995 to present, Chairman and Chief Executive Officer,
10/28/42                       Bank One Investment Management Group. Since 1992, President
President                      and Chief Executive Officer, Banc One Investment Advisors
10/15/03 - present             Corporation; Director, Banc One Investment Advisors
                               Corporation, One Group Dealer Services, Inc., and One Group
                               Administrative Services, Inc.


Beverly J. Langley             From June 1992 to present, Senior Compliance Director of
10/4/56                        Banc One Investment Advisors Corporation.
Vice President
8/15/02 - present


Nadeem Yousaf(2)               From August 1999 to present, Vice President, Financial
1/26/69                        Services, BISYS Fund Services, Inc. From March 1997 to June
Treasurer                      1999, Director of Canadian Operations, Investor Bank and
11/13/03 - present             Trust.


Scott E. Richter               From February 2003 to present, Senior Associate General
7/4/56                         Counsel, Bank One Corporation. From November 1998 to January
Secretary                      2003, Deputy General Counsel, Institutional Division,
10/15/03 - present             INVESCO. From January 1997 to October 1998, Associate
                               General Counsel, Piper Capital Management.


Jessica K. Ditullio            From January 2000 to present, First Vice President and
9/19/62                        Counsel, Bank One Corporation. From August 1990 to January
Assistant Secretary            2000, Counsel, Bank One Corporation.
1/1/00 - present


Nancy E. Fields                From October 1999 to present, Director, Mutual Fund
6/22/49                        Administration, One Group Administrative Services, Inc. and
Assistant Secretary            Senior Project Manager, Mutual Funds, One Group Dealer
1/1/00 - present               Services, Inc. From July 1999 to October 1999, Project
                               Manager, One Group, Banc One Investment Advisors Corp. From
                               January 1998 to July 1999, Vice President, Ohio Bankers
                               Association. From July 1990 through December 1997, Vice
                               President, Client Services, BISYS Fund Services, Inc.


Alaina Metz                    From January 2002 to present, Vice President, Regulatory
4/7/67                         Services, BISYS Fund Services, Inc. From June 1995 to
Assistant Secretary            January 2002, Chief Administrative Officer, Blue Sky
11/1/95 - present              Compliance, BISYS Fund Services, Inc.

------------

(1) The address of each officer is 1111 Polaris Parkway, Columbus, OH 43240. The term of office for each Officer is indefinite. As of June 30, 2004, there were 58 portfolios within the Fund complex.

(2) On July 12, 2004, Stephanie J. Dorsey was appointed to serve as Treasurer to the Trust.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD
JUNE 30, 2004
(UNAUDITED)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, January 1, 2004, and continued to hold your shares at the end of the reporting period, June 30, 2004.

In order to comply with newly issued regulatory requirements, the beginning account value of this example will be $1,000. While this represents a change from the action outlined in One Group Mutual Funds' Commitment to Fund Shareholders, this change will make it easier for shareholders to (1) estimate their actual expenses, e.g. for shareholders holding less than $10,000 in a fund, and (2) compare this information to similar information provided by other mutual funds.

ACTUAL EXPENSES
For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in first line of each Class under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

                                                                                                     EXPENSES PAID
                                                                                       ENDING            DURING
                                                                    BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                                                 ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                                                 JANUARY 1, 2004      30, 2004          2004(1)
                                                                 ---------------    -------------    --------------
PRIME MONEY MARKET FUND
 Class I                              Actual...................      $1,000            $1,003            $2.58
                                      Hypothetical(6)..........      $1,000            $1,022            $2.61
 Class A                              Actual...................      $1,000            $1,002            $3.82
                                      Hypothetical(6)..........      $1,000            $1,021            $3.87
 Class B                              Actual...................      $1,000            $1,001            $5.07
                                      Hypothetical(6)..........      $1,000            $1,020            $5.13
 Class C                              Actual...................      $1,000            $1,001            $5.08
                                      Hypothetical(6)..........      $1,000            $1,020            $5.14

U.S. TREASURY MONEY MARKET FUND
 Class I                              Actual...................      $1,000            $1,003            $2.59
                                      Hypothetical(6)..........      $1,000            $1,022            $2.62
 Class A                              Actual...................      $1,000            $1,002            $3.83
                                      Hypothetical(6)..........      $1,000            $1,021            $3.88

                                             COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
                                      -----------------------------------------------------------
                                      INVESTMENT                                                     ANNUALIZED
                                       ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
                                       FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
                                      ----------    --------------    ------------    -----------    ----------
PRIME MONEY MARKET FUND
 Class I                                $1.69           $0.80            $  --           $0.09          0.52%
                                        $1.71           $0.81            $  --           $0.09          0.52%
 Class A                                $1.69           $0.80            $1.24           $0.09          0.77%
                                        $1.71           $0.81            $1.26           $0.09          0.77%
 Class B                                $1.69           $0.80            $2.49           $0.09          1.02%
                                        $1.71           $0.81            $2.52           $0.09          1.02%
 Class C                                $1.69           $0.80            $2.50           $0.09          1.02%
                                        $1.71           $0.81            $2.53           $0.09          1.02%
U.S. TREASURY MONEY MARKET FUND
 Class I                                $1.78           $0.80            $  --           $0.01          0.52%
                                        $1.80           $0.81            $  --           $0.01          0.52%
 Class A                                $1.78           $0.80            $1.24           $0.01          0.77%
                                        $1.80           $0.81            $1.26           $0.01          0.77%

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

 40

MONEY MARKET FUNDS ANNUAL REPORT
--------------------------------------------------------------------------------

SHAREHOLDER EXPENSE EXAMPLE
HYPOTHETICAL $1,000 INVESTMENT AT BEGINNING OF PERIOD, CONTINUED
JUNE 30, 2004
(UNAUDITED)

                                                                                                     EXPENSES PAID
                                                                                       ENDING            DURING
                                                                    BEGINNING          ACCOUNT       PERIOD, JAN. 1
                                                                 ACCOUNT VALUE,      VALUE, JUNE      TO JUNE 30,
                                                                 JANUARY 1, 2004      30, 2004          2004(1)
                                                                 ---------------    -------------    --------------
 Class B                              Actual...................      $1,000            $1,001            $4.08
                                      Hypothetical(6)..........      $1,000            $1,021            $4.13
 Class C                              Actual...................      $1,000            $1,001            $4.11
                                      Hypothetical(6)..........      $1,000            $1,021            $4.16

U.S. GOVERNMENT SECURITIES MONEY
 MARKET FUND
 Class I                              Actual...................      $1,000            $1,003            $2.59
                                      Hypothetical(6)..........      $1,000            $1,022            $2.61
 Class A                              Actual...................      $1,000            $1,002            $3.82
                                      Hypothetical(6)                $1,000            $1,021            $3.87

MUNICIPAL MONEY MARKET FUND
 Class I                              Actual...................      $1,000            $1,003            $2.23
                                      Hypothetical(6)..........      $1,000            $1,023            $2.26
 Class A                              Actual...................      $1,000            $1,002            $3.47
                                      Hypothetical(6)..........      $1,000            $1,022            $3.52

MICHIGAN MUNICIPAL MONEY MARKET FUND
 Class I                              Actual...................      $1,000            $1,003            $2.36
                                      Hypothetical(6)..........      $1,000            $1,023            $2.39
 Class A                              Actual...................      $1,000            $1,002            $3.60
                                      Hypothetical(6)..........      $1,000            $1,021            $3.65

OHIO MUNICIPAL MONEY MARKET FUND
 Class I                              Actual...................      $1,000            $1,003            $2.33
                                      Hypothetical(6)..........      $1,000            $1,023            $2.37
 Class A                              Actual...................      $1,000            $1,002            $3.57
                                      Hypothetical(6)..........      $1,000            $1,021            $3.63

                                             COMPONENTS OF EXPENSES PAID DURING PERIOD(1)
                                      -----------------------------------------------------------
                                      INVESTMENT                                                     ANNUALIZED
                                       ADVISORY     ADMINISTRATION    DISTRIBUTION       OTHER        EXPENSE
                                       FEES(2)         FEES(3)          FEES(4)       EXPENSES(5)      RATIO
                                      ----------    --------------    ------------    -----------    ----------
 Class B                                $1.78           $0.80            $1.49           $0.01          0.82%
                                        $1.80           $0.81            $1.51           $0.01          0.82%
 Class C                                $1.78           $0.80            $1.52           $0.01          0.83%
                                        $1.80           $0.81            $1.54           $0.01          0.83%
U.S. GOVERNMENT SECURITIES MONEY
 MARKET FUND
 Class I                                $1.75           $0.80            $  --           $0.04          0.52%
                                        $1.76           $0.81            $  --           $0.04          0.52%
 Class A                                $1.74           $0.80            $1.24           $0.04          0.77%
                                        $1.76           $0.81            $1.26           $0.04          0.77%
MUNICIPAL MONEY MARKET FUND
 Class I                                $1.34           $0.80            $  --           $0.09          0.45%
                                        $1.36           $0.81            $  --           $0.09          0.45%
 Class A                                $1.34           $0.80            $1.24           $0.09          0.70%
                                        $1.36           $0.81            $1.26           $0.09          0.70%
MICHIGAN MUNICIPAL MONEY MARKET FUND
 Class I                                $1.34           $0.80            $  --           $0.22          0.47%
                                        $1.36           $0.81            $  --           $0.22          0.47%
 Class A                                $1.34           $0.80            $1.24           $0.22          0.73%
                                        $1.36           $0.81            $1.26           $0.22          0.73%
OHIO MUNICIPAL MONEY MARKET FUND
 Class I                                $1.34           $0.80            $  --           $0.19          0.47%
                                        $1.36           $0.81            $  --           $0.20          0.47%
 Class A                                $1.34           $0.80            $1.24           $0.19          0.72%
                                        $1.36           $0.81            $1.26           $0.20          0.72%

------------

(1) Expenses are equal to the Class' annualized expense ratio in the table above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

(2) Investment Advisory Fees are paid to Banc One Investment Advisors Corporation, an indirect, wholly-owned subsidiary of Bank One Corporation, for investment advisory services. See Notes to Financial Statements for details.

(3) Administration Fees are paid to One Group Administrative Services, Inc., an affiliate of Bank One Corporation, for various administrative services, including among other things fund accounting, shareholder and broker/dealer service support, providing office space for the Funds, preparing and filing various forms required by the Securities and Exchange Commission, and working with the other service providers to the Funds to implement policies established by the Board of Trustees. See Notes to Financial Statements for details.

(4) Distribution Fees are paid to One Group Dealer Services, Inc. (the "Distributor"), an affiliate of Bank One Corporation, subject to distribution and shareholder servicing plans pursuant to Rule 12b-1 of the Investment Company Act of 1940. The Distributor then pays these fees to various financial intermediaries for sales of Fund shares and/or providing services to you, the shareholder. Some distribution fees are retained by the Distributor for other distribution activities relating to the Funds. See Notes to Financial Statements for details.

(5) Other Expenses are paid to various service providers that are generally not affiliated with Bank One Corporation. The total dollar amount of these expenses for each Fund is shown in the Statement of Operations and includes items such as (i) custodian fees, (ii) legal fees, (iii) audit fees, (iv) Trustees fees and expenses, (v) transfer agent fees, (iv) registration fees, and (vii) printing and mailing fees.

(6) Represents the hypothetical 5% annual return before expenses.

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

                     [This page intentionally left blank.]

ONE GROUP MUTUAL FUNDS       MONEY MARKET FUNDS ANNUAL REPORT      June 30, 2004

ANNUAL REPORT

                                                   [ONE GROUP MUTUAL FUNDS LOGO]

One Group Mutual Funds are distributed by One Group
Dealer Services, Inc., which is a subsidiary of JPMorgan
Chase & Co. Affiliates of JPMorgan Chase & Co.
receive fees for providing services to the funds.

Call One Group Dealer Services at 1-800-480-4111 or visit www.onegroup.com for the prospectus. Investors should carefully consider the investment objectives, risks, charges and expenses of the mutual funds carefully before investing. The prospectus contains this and other information about the mutual funds. Read the prospectus carefully before investing.

A description of the policies and procedures that the funds use to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-480-4111; (ii) on the funds' website at http://www.onegroup.com; and (iii) on the Commission's website at http://www.sec.gov.

TOG-F-034-AN (8/04)

                                                                [ONE GROUP LOGO]


     SEMI-ANNUAL REPORT
     Period Ended 30 June 2004


          One Group
               GLOBAL FUNDS

          U.S. Cash Fund
          U.S. Short-Term Bond Fund
          U.S. Intermediate Bond Fund
          U.S. Bond Fund

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

TABLE OF CONTENTS


Background of the Unit Trust ...............................    2
Portfolio Performance Review ...............................    4
Schedules of Portfolio Investments .........................    6
Statements of Assets and Liabilities .......................   20
Statements of Operations ...................................   22
Statements of Changes in Net Assets ........................   24
Notes to Financial Statements ..............................   26
Statements of Changes in Composition of Portfolio ..........   33
Manager and Other Information ..............................   37

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 2

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

BACKGROUND OF THE UNIT TRUST

One Group Global Funds (the "Trust") was constituted in Ireland by a trust deed dated 9 October 2002. The Trust is an authorised Undertakings for Collective Investment in Transferable Securities ("UCITS") by way of an umbrella type open-ended unit trust pursuant to the European Communities UCITS Regulations 1989, as amended, Statutory Instrument Number 78 of 1989 and has five constituent funds (individually the "Sub-Fund," collectively the "Sub-Funds") as follows:

One Group U.S. Cash Fund ("U.S. Cash Fund")
One Group U.S. Short-Term Bond Fund ("U.S. Short-Term Bond Fund")
One Group U.S. Intermediate Bond Fund ("U.S. Intermediate Bond Fund") One Group U.S. Diversified Equity Fund ("U.S. Diversified Equity Fund")* One Group U.S. Bond Fund ("U.S. Bond Fund")

The U.S. Cash Fund and U.S. Intermediate Bond Fund commenced trading on 25 November 2002, the U.S. Short-Term Bond Fund commenced trading on 11 November 2002 and the U.S. Bond Fund commenced trading on 19 September 2003. The Manager may, whether on the establishment of a Sub-Fund or from time to time upon notification of the Irish Financial Services Regulatory Authority ("IFSRA") create more than one Class of Units in a Sub-Fund to which different levels of subscription fees and expenses (including the management fee), minimum subscription, designated currency, distribution policy and such other features as the Manager may determine may be applicable. Units shall be issued to investors as Units in Class I, Class A and Class B. Only Class I and Class A Units have been issued at period end.

The most recent Prospectus of the Trust is dated 9 October 2002, as amended (First Addendum 7 October 2003 and Second Addendum 13 February 2004).

U.S. CASH FUND
The U.S. Cash Fund seeks current income with liquidity and stability of principal. The Sub-Fund invests exclusively in U.S. dollar denominated short-term money market instruments which are listed or traded on Recognised Exchanges in the United States of America. These instruments include corporate notes, commercial paper, funding agreements, certificates of deposit and bank obligations. The Sub-Fund will invest at least 25% of its total assets in the financial services industry, although it may invest less than 25% of its total assets in that industry if warranted due to adverse economic conditions or if investing less than the amount would be in the best interests of Unitholders. The financial services industry includes banks, broker-dealers, finance companies and other issuers of asset-backed securities. The Sub-Fund will only invest in instruments of investment grade or better at the time of investment or, if unrated, which are in the opinion of the Investment Manager, of comparable quality.

U.S. SHORT-TERM BOND FUND
The U.S. Short-Term Bond Fund seeks current income consistent with preservation of capital through investment in high and medium grade fixed income securities. The Fund mainly invests in U.S. dollar denominated debt securities with short to intermediate remaining maturities which are listed or traded on Recognised Exchanges worldwide. These include U.S. government obligations and mortgage-backed and asset-backed securities. The Investment Manager selects securities for the Sub-Fund by analysing both individual securities and different market sectors. The Investment Manager looks for market sectors and individual securities that it believes will perform well over time. The Investment Manager selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk and the complex legal and technical structure of the transaction. Although the Sub-Fund will mainly invest in securities of investment grade or better at the time of investment or, if un-rated, which are in the opinion of the Investment Manager of comparable quality, the Sub-Fund may invest up to 20% of net assets in below investment grade securities.

U.S. INTERMEDIATE BOND FUND
The U.S. Intermediate Bond Fund seeks current income consistent with the preservation of capital by investing in high and medium grade fixed income securities with intermediate maturities. The Sub-Fund mainly invests in U.S. dollar denominated debt securities of all types, including bonds, notes, and U.S. government obligations with intermediate maturities and which are listed and traded on Recognised Exchanges worldwide. These include mortgage-backed and asset-backed securities. The Investment Manager selects securities for the Sub-Fund by analysing both individual securities and different market sectors and individual securities that it believes will perform well over time. The Investment Manager selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. The Sub-Fund will invest at least 80% of its net assets in bonds and at least 50% of total assets in obligations issued by the U.S. government or its agencies and instrumentalities, some of which may be subject to repurchase agreements. Up to 20% of the Sub-Fund's total assets may be invested in preferred stock. The Sub-Fund's average

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

BACKGROUND OF THE UNIT TRUST, CONTINUED

weighted maturity will ordinarily range between three and ten years, taking into account expected prepayment of principal on certain investments. The Sub-Fund may shorten that weighted average maturity to as little as one year for temporary defensive purposes. Although the Sub-Fund will mainly invest in securities of investment grade or better at the time of investment or, if un-rated, which are in the opinion of the Investment Manager of comparable quality, the Sub-Fund may invest up to 20% of net assets in below investment grade securities.

U.S. BOND FUND
The U.S. Bond Fund seeks to maximise total return by investing primarily in a diversified portfolio of intermediate and long-term debt securities. The Sub-Fund invests mainly in U.S. dollar denominated bonds and debt securities which are listed or traded on Recognised Exchanges worldwide. These include U.S. government obligations and mortgage-backed and asset-backed securities. The Investment Manager analyses four major factors in managing and constructing the Sub-Fund; duration, market sector, maturity concentrations and individual securities. The Investment Manager looks for market sectors and individual securities that it believes will perform well over time. The Investment Manager is value oriented and selects individual securities after performing a risk/reward analysis that includes an evaluation of interest rate risk, credit risk, and the complex legal and technical structure of the transaction. Although the Sub-Fund will mainly invest in securities of investment grade or better at the time of investment or, if un-rated, which are in the opinion of the Investment Manager of comparable quality, the Sub-Fund may invest up to 20% of net assets in below investment grade securities. The Sub-Fund's average weighted maturity will range from four to twelve years, taking into account expected prepayment of principal on certain investments.

OTHER RELEVANT INFORMATION
Class I and Class A Units of the U.S. Cash Fund and U.S. Intermediate Bond Fund were admitted to listing on the Irish Stock Exchange on 26 November 2002. Class I and Class A Units of the U.S. Short-Term Bond Fund were admitted to listing on the Irish Stock Exchange on 12 November 2002. Class I Units of the U.S. Bond Fund was admitted to listing on the Irish Stock Exchange on 19 September 2003.

Audited annual reports and unaudited half-yearly reports are available to the public at the registered office of the Manager at Brooklawn House, Crampton Avenue/Shelbourne Road, Ballsbridge, Dublin 4, Ireland and are sent to Unitholders at their registered addresses either by post or where they so consent, electronically. The reports may also be obtained from the respective Paying and Information Agents as indicated in this report under the heading "Managers and Other Information."

*Fund has not commenced trading.

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 4

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW

U.S. CASH FUND
From an interview with Banc One Investment Advisors Corporation's Patrick Watson, a member of the money market team, and Gary Madich, CFA and chief investment officer of fixed income securities

HOW DID THE SUB-FUND PERFORM FOR THE SIX-MONTH PERIOD?
For the six-month period ended 30 June 2004, the Class I Units of the Sub-Fund posted a total return of 0.46%. The Sub-Fund finished the period with a 7-day yield of 1.01% and a 30-day yield of 0.98%.

WHAT MAJOR FACTORS INFLUENCED SUB-FUND PERFORMANCE?
Since the beginning of the six-month period, much has changed in terms of the outlook for the federal funds target rate. The market went from expecting the Federal Reserve to maintain its easing policy in light of disappointing U.S. jobs growth, to wondering how quickly and to what degree the Federal Reserve would increase interest rates as employment improved and inflation picked up. In the last few months of the period, as anticipation surrounding the Federal Reserve's rate hike pushed market yields higher, the Sub-Fund's return increased. We expect this trend may continue, given the general outlook for continued Federal Reserve rate increases through year end.

HOW WAS THE SUB-FUND INVESTED?
We primarily invested in high-quality commercial paper, certificates of deposit, floating- rate and medium-term notes, and repurchase agreements. We kept a portion of the Sub-Fund's assets highly liquid and readily available for shareholder needs and invested the remainder in longer, fixed-maturity securities and a variety of floating and variable-rate products. We did not overweight any particular sector or maturity range. Instead, we spread the Sub-Fund's assets across different securities and maturities to help limit risk and prepare for unforeseen market turns.

WHAT ARE YOUR KEY GOALS FOR THE SUB-FUND?
We strive to maintain a stable Unit price for the Sub-Fund. We also seek to maintain Standard & Poor's AAA-credit-quality rating for the Sub-Fund. We also attempt to spread out credit and market risks by investing in a variety of market instruments and industry types. In addition, we try to diversify between "bullet" maturities (securities designed to return principal in a single payment) and variable-rate securities to help manage cash flows and limit interest rate risk.

U.S. SHORT-TERM BOND FUND
From an interview with Banc One Investment Advisors Corporation's Rick Cipicchio, CFA and member of the taxable bond team, and Gary Madich, CFA and chief investment officer of fixed income securities

HOW DID THE SUB-FUND PERFORM FOR THE SIX-MONTH PERIOD?
The Class I Units of the Sub-Fund posted a total return of -0.23% for the six-month period ended 30 June 2004.

HOW DID THE MARKET CLIMATE INFLUENCE SUB-FUND PERFORMANCE?
Overall, U.S. economic growth dramatically improved during the six-month period. Rates remained low, and the yield on the two-year Treasury declined 24 basis points during the first three months of the year. The catalyst for the decline was the jobless recovery in light of other generally favourable economic statistics. But early in the second quarter of 2004 the bond market sell off began, as jobs growth strengthened and inflation returned. Investors were convinced the Federal Reserve would raise interest rates in the coming months, and market rates moved up in anticipation of the Federal Reserve's action. The rising interest rate environment caused the Sub-Fund's yield to increase during the period.

WHAT WERE YOUR KEY STRATEGIES DURING THE PERIOD?
Prior to the start of 2004, we had anticipated higher rates. Therefore, we shortened the duration (sensitivity to interest rate changes) throughout the first quarter of 2004. This strategy had a slightly negative impact on performance during the first three months of the year. Nevertheless, we maintained this position during the second quarter, and the Sub-Fund's relative performance benefited.

With spreads generally tight across all sectors, our sector allocations were relatively unchanged during the first quarter of 2004. (Spreads refer to yield relationships between Treasuries and non-Treasury bonds of the same maturity. When spreads tighten, prices on non-Treasury bonds increase; and when spreads widen, prices drop.) In the second quarter we added to the agency sector as rates increased and spreads widened. We started the second quarter with a 2% allocation to agencies and ended the period with a 22% allocation. We sold Treasuries to fund the agency purchases.

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

PORTFOLIO PERFORMANCE REVIEW, CONTINUED

U.S. INTERMEDIATE BOND FUND
From an interview with Banc One Investment Advisors Corporation's Doug Swanson, managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

WHAT WAS THE SUB-FUND'S TOTAL RETURN FOR THE PERIOD?
The Class I Units of the Sub-Fund posted a total return of 0.05% for the six-month period ended 30 June 2004.

HOW DID THE MARKET CLIMATE INFLUENCE SUB-FUND PERFORMANCE?
The six-month period was a tale of two bond markets. During the first three months the "jobless" recovery in light of other favourable economic statistics caused market yields to continue to decline. But in the second half of the period jobs growth improved and inflation inched upward, causing interest rates to increase. Overall, the rising interest rate climate caused the Sub-Fund's yield to increase during the period.

WHAT WERE YOUR KEY STRATEGIES FOR THE SUB-FUND?
We overweighted mortgage and asset-backed securities and underweighted the corporate and agency sectors. Strong demand for mortgage securities combined with good security selection and declining volatility were positive influences on performance. Our corporate underweight also was effective, because corporate bonds finally took a breather from their strong and lengthy positive run. Nevertheless, we continued to selectively add to our corporate allocation where the risk/reward posture seemed acceptable.

We started the period with a slight barbell strategy, whereby we overweighted securities with maturities up to one year and securities with maturities of 10 or more years. This strategy was effective as the yield curve flattened during the period. (The yield curve is the graphic depiction of the relationship between bond yields and maturities.) Securities in between our overweighted ranges, specifically those in the 5 to 10 year portion of the curve, underperformed slightly in the rising rate environment.

Anticipating higher interest rates, we maintained a slightly shorter duration (sensitivity to interest rate changes). This strategy hurt the Sub-Fund's performance slightly in the first three months of the period, when rates continued to decline. But the strategy boosted performance in the final three months, when interest rates were on the upswing.

U.S. BOND FUND
From an interview with Banc One Investment Advisors Corporation's Doug Swanson, managing director of taxable bonds, and Gary Madich, CFA and chief investment officer of fixed income securities

WHAT WAS THE SUB-FUND'S TOTAL RETURN FOR THE PERIOD?
The Class I Units of the Sub-Fund posted a total return of -0.04% for the six-month period ended 30 June 2004.

HOW DID THE MARKET CLIMATE INFLUENCE SUB-FUND PERFORMANCE?
During the first three months of the period the "jobless" recovery in light of other favourable economic statistics caused market yields to decline. But in the second half of the period jobs growth improved and inflation inched upward, causing interest rates to increase. Overall, the rising interest rate climate during the period caused the Sub-Fund's yield to increase.

WHAT WERE YOUR KEY STRATEGIES FOR THE SUB-FUND?
Our security selections were the primary drivers of the Sub-Fund's performance. We overweighted the mortgage and asset-backed securities sectors and underweighted the corporate and agency sectors. Declining volatility among mortgage securities also helped performance. Our corporate underweight helped performance, as corporates finally cooled off. Our slight overweight to asset-backed securities was a small negative, as these securities performed poorly.

In terms of yield-curve positioning, we favored securities in the 5 to 10 year and 10 to 15 year segments. (The yield curve is the graphic depiction of the relationship between bond yields and maturities.) Securities in the five-to 10-year portion of the curve underperformed slightly in the rising rate environment.

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 6

U.S. CASH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                           % of
 Principal                                 Net
 Amount($)       Security Description     Assets   Value($)
------------   -------------------------  ------   --------
 COMMERCIAL PAPER (52.5%):
Asset Backed:
               ASAP Funding Ltd.
    2,000        1.35%, 6/7/04..........    1.2      2,000
    5,000        1.35%, 8/7/04..........    3.1      4,999
    5,000      Aspen Funding Corp.,
                 1.09%, 26/7/04.........    3.1      4,996
    5,000      Atlantis One Funding
                 Corp., 1.12%, 6/7/04...    3.1      4,999
    1,500      Bavaria Universal Funding
                 Co., 1.35%, 28/7/04....    0.9      1,498
    5,000      Clipper Receivables
                 Corp., 1.24%,
                 20/7/04................    3.1      4,997
    6,500      Crown Point Capital Co.,
                 L.L.C., 1.15%,
                 5/10/04................    3.9      6,480
    5,000      Dakota (Citibank Credit
                 Card Master Trust),
                 1.15%, 26/7/04.........    3.1      4,996
               Grampian Funding Ltd.
    2,000        1.50%, 19/11/04........    1.2      1,988
    2,000        1.58%, 30/11/04........    1.2      1,987
    6,000      K2 (U.S.A.) L.L.C.,
                 1.13%, 7/7/04..........    3.7      5,999
    2,500      Sigma Finance, Inc.,
                 1.25%, 16/8/04.........    1.5      2,500
                                          -----    -------
                                           29.1     47,439
                                          -----    -------
Banking:
    3,000      AB Spintab, 1.03%,
                 1/7/04.................    1.8      3,000
    3,000      HSBC Bank Canada, 1.31%,
                 5/11/04................    1.8      2,986
    4,834      National Bank of New
                 Zealand, 1.26%,
                 15/10/04...............    2.9      4,816
    7,500      Nordeutsche Landesbank,
                 1.15%, 9/7/04..........    4.6      7,498
    5,000      Swedbank, 1.08%,
                 13/7/04................    3.1      4,998
                                          -----    -------
                                           14.2     23,298
                                          -----    -------
Brokerage Services:
    5,000      Goldman Sachs Group,
                 Inc., 1.21%, 2/7/04....    3.0      5,000
    5,000      Morgan Stanley, 1.23%,
                 6/7/04.................    3.1      5,000
    5,000      Park Granada L.L.C.,
                 1.10%, 1/7/04..........    3.1      5,000
                                          -----    -------
                                            9.2     15,000
                                          -----    -------
  Total Commercial Paper                            85,737
                                                   -------

                                           % of
 Principal                                 Net
 Amount($)       Security Description     Assets   Value($)
------------   -------------------------  ------   --------
CORPORATE NOTES/MEDIUM TERM NOTES (19.9%):
Asset Backed:
               Blue Heron Funding Ltd.
    4,000        1.29%, 15/10/04........    2.4      4,000
    1,000        1.31%, 17/12/04........    0.6      1,000
    3,000        1.35%, 23/2/05.........    1.8      3,000
    1,000        1.31%, 18/3/05.........    0.6      1,000
    1,000        1.31%, 18/5/05.........    0.6      1,000
    3,000      Dorada Finance, Inc.,
                 1.08%, 9/2/05..........    1.8      3,000
    3,000      K2 (U.S.A.) L.L.C.,
                 1.45%, 25/10/04........    1.8      3,000
    3,500      Leafs L.L.C., 1.29%,
                 22/2/05................    2.1      3,500
    5,000      Racers, 1.31%, 1/10/04...    3.2      5,000
    5,000      Sigma Finance, Inc.,
                 1.24%, 21/1/05.........    3.2      4,999
    3,000      Winston Funding Ltd.,
                 1.21%, 25/10/04........    1.8      3,000
                                          -----    -------
  Total Corporate Notes/Medium
    Term Notes                                      32,499
                                                   -------
FUNDING AGREEMENTS (1.8%):
Asset Backed:
    3,000      Dakota (Citibank Credit
                 Card Master Trust),
                 1.07%, 7/7/04..........    1.8      2,999
                                          -----    -------
  Total Funding Agreements                           2,999
                                                   -------
MUNICIPAL NOTES AND BONDS (2.1%):
New Jersey:
    3,500      Economic Development
                 Authority, 1.15%,
                 15/2/29................    2.1      3,500
                                          -----    -------
  Total Municipal Notes and Bonds                    3,500
                                                   -------
CERTIFICATES OF DEPOSIT (13.4%):
Euro:
    5,000      ABN Ambro Bank, 1.25%,
                 2/11/04................    3.1      5,001
    4,000      DNB Nor Bank, 1.29%,
                 28/10/04...............    2.4      3,998
                                          -----    -------
                                            5.5      8,999
                                          -----    -------

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

U.S. CASH FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                           % of
 Principal                                 Net
 Amount($)       Security Description     Assets   Value($)
------------   -------------------------  ------   --------
CERTIFICATES OF DEPOSIT, CONTINUED:
 Yankee:
    6,000      Canadian Imperial Bank of
                 Commerce, 1.30%,
                 18/2/05................    3.7      6,003
    4,000      Credit Suisse First
                 Boston, 1.17%,
                 16/8/04................    2.4      4,000
    3,000      Natexis Banque
                 Populaires, 1.30%,
                 18/1/05................    1.8      3,000
                                          -----    -------
                                            7.9     13,003
                                          -----    -------
Total Certificates of Deposit                       22,002
                                                   -------
Investments (cost $146,737)                        146,737
                                                   -------

                                           % of
 Principal                                 Net
 Amount($)       Security Description     Assets   Value($)
------------   -------------------------  ------   --------
REPURCHASE AGREEMENTS (10.3%):
   16,930      State Street Bank and
                 Trust, Repurchase
                 Agreement 1.00%, 1/7/04
                 (Proceeds at maturity
                 $16,930 collateralised
                 by various U.S.
                 Government
                 Securities)............   10.3     16,930
                                          -----    -------
  Total Repurchase Agreements                       16,930
                                                   -------
Total Investments (Amortised Cost
$163,667)                                 100.0%   163,667
                                          =====    =======

------------
Percentages indicated are based on net assets of $163,687.

See notes to financial statements.

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 8

U.S. SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
 ASSET BACKED SECURITIES (7.5%):
       2    Advanta Mortgage Loan
              Trust, 6.05%, 25/9/18...    0.0          2
            Americredit Automobile
              Receivables Trust
     545      5.37%, 12/6/08..........    0.4        556
     170      4.46%, 12/4/09..........    0.1        174
            Capital Auto Receivables
              Asset Trust
      31      3.82%, 15/7/05..........    0.0         31
     138      1.29%, 16/1/06..........    0.1        138
       5      2.27%, 17/1/06..........    0.0          5
     640      2.64%, 17/3/08..........    0.4        638
            Capital Auto Receivables
              Trust
      41      2.30%, 17/4/06..........    0.0         41
      75      2.75%, 16/4/07..........    0.0         75
            Capital One Auto Finance
              Trust
      97      5.40%, 15/5/08..........    0.1         99
      25      4.79%, 15/1/09..........    0.0         26
     300      3.44%, 15/6/09..........    0.2        302
            Capital One Master Trust
      30      3.85%, 15/8/07..........    0.0         30
     100      5.30%, 15/6/09..........    0.1        104
     274    Carmax Auto Owner Trust,
              3.34%, 15/2/08..........    0.2        276
            Chase Credit Card Master
              Trust
     275      1.30%, 15/1/08..........    0.2        275
     185      1.29%, 15/4/08..........    0.1        185
     157      1.36%, 15/9/08..........    0.1        157
            Chase Funding Mortgage
              Loan
      21      1.43%, 25/9/29..........    0.0         21
       8      1.32%, 25/10/30.........    0.0          8
            Citibank Credit Card
              Issuance Trust
     100      4.10%, 7/12/06..........    0.1        101
     225      5.65%, 16/6/08..........    0.2        236
     250    Citibank Credit Card
              Master Trust I, 6.65%,
              15/11/06................    0.2        255
      69    Citigroup Home Equity Loan
              Trust, 5.19%, 25/1/27...    0.0         69
      29    Credit Suisse First Boston
              Mortgage Securities
              Corp., 5.51%, 25/8/32...    0.0         29
            Daimler Chrysler Auto
              Trust
     153      6.70%, 8/3/06...........    0.1        154
     375      2.56%, 8/11/06..........    0.2        376
     265      4.63%, 6/12/06..........    0.2        269

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
ASSET BACKED SECURITIES, CONTINUED:
            Discover Card Master
              Trust I
     415      6.85%, 17/7/07..........    0.3        426
      35      6.35%, 15/7/08..........    0.0         37
            Fleet Credit Card Master
              Trust II
   1,000      7.02%, 15/2/08..........    0.8      1,050
     205      2.75%, 15/4/08..........    0.1        205
            Ford Credit Auto Owner
              Trust
     265      3.38%, 15/12/05.........    0.2        267
      56      4.14%, 15/12/05.........    0.0         57
     399      4.36%, 15/9/06..........    0.3        406
     195      2.70%, 15/6/07..........    0.1        195
     500      2.93%, 15/3/08..........    0.3        498
       5    Harley-Davidson Motorcycle
              Trust, 3.09%, 15/6/10...    0.0          5
            Honda Auto Receivables
              Owner Trust
      81      3.00%, 18/5/06..........    0.1         82
      24      3.96%, 19/2/07..........    0.0         24
            Household Automotive Trust
     382      5.57%, 19/11/07.........    0.3        390
     250      4.39%, 18/5/09..........    0.2        255
            Household Private Label
              Credit Card Master Note
              Trust I
     111      4.95%, 16/6/08..........    0.1        112
      65      5.50%, 18/1/11..........    0.0         68
            MBNA Credit Card Master
              Note Trust
     200      5.75%, 15/10/08.........    0.1        210
      35      1.25%, 15/12/08.........    0.0         35
      20      3.30%, 15/7/10..........    0.0         20
     360    MBNA Master Credit Card
              Trust, 6.45%, 15/2/08...    0.2        374
      52    National City Auto
              Receivables Trust,
              4.04%, 15/7/06..........    0.0         52
      10    Nissan Auto Receivables
              Owner Trust, 2.61%,
              15/7/08.................    0.0         10
            Onyx Acceptance Auto Trust
     400      2.40%, 15/12/07.........    0.3        399
     127      5.23%, 15/5/08..........    0.1        129
     475    4.71%, 15/3/09............    0.3        485
      63    Residential Asset Mortgage
              Products, Inc., 1.44%,
              25/3/33.................    0.0         63
      15    Sallie Mae, 1.21%,
            27/7/09...................    0.0         15

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

U.S. SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
ASSET BACKED SECURITIES, CONTINUED:
      60    Toyota Auto Receivables
              Owner Trust, 1.29%,
              15/5/09.................    0.0         60
     100    Union Acceptance Corp.,
              4.59%, 8/7/08...........    0.1        102
      44    USAA Auto Owner Trust,
              2.41%, 16/10/06.........    0.0         45
     278    Wells Fargo Auto Trust,
              5.07%, 15/3/08..........    0.2        279
            WFS Financial Owner Trust
     296      4.87%, 20/9/09..........    0.2        303
      50      4.50%, 20/2/10..........    0.0         51
            World Omni Auto
              Receivables Trust
      67      3.40%, 17/7/06..........    0.0         67
     300      4.49%, 20/8/08..........    0.2        305
                                        -----    -------
  Total Asset Backed Securities                   11,713
                                                 -------
CORPORATE BONDS (18.9%):
Airlines:
     152    Delta Airlines, 1.92%,
              25/1/08.................    0.1        153
                                        -----    -------
Banking, Finance & Insurance:
     120    ABN AMRO Bank NV, 7.55%,
              28/6/06.................    0.1        130
      50    AIG SunAmerica Global
              Finance IX, 5.10%,
              17/1/07.................    0.0         52
            American General Finance
              Corp.
      25      5.88%, 15/12/05.........    0.0         26
      75      6.10%, 22/5/06..........    0.1         79
     300      5.91%, 12/6/06..........    0.2        315
     100      4.50%, 15/11/07.........    0.1        102
     157    Ameritech Capital Funding
              Corp., 6.15%, 15/1/08...    0.1        170
      31    Aristar, Inc., 7.25%,
              15/6/06.................    0.0         33
      10    ASIF Global Financing XX,
              2.65%, 17/1/06..........    0.0         10
     100    ASIF Global Financing
              XXIII, 3.90%, 22/10/08
              Associates Corp. NA.....    0.1         99
      55      8.63%, 15/11/04.........    0.0         56
      50      6.10%, 15/1/05..........    0.0         51
      60      7.75%, 15/2/05..........    0.0         62
            Bank of America Corp.
     166      6.20%, 15/2/06..........    0.1        175
     951      6.50%, 15/3/06..........    0.7      1,005
     333      7.20%, 15/4/06..........    0.2        356

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
     406      7.13%, 1/5/06...........    0.3        435
     300      6.63%, 15/10/07.........    0.2        326
      20    Bankers Trust Corp.,
              7.13%, 15/3/06..........    0.0         21
      54    Barnett Bank, Inc., 6.90%,
              1/9/05..................    0.0         57
            Bear Stearns Co.,
     205      7.25%, 15/10/06.........    0.1        222
     910      7.00%, 1/3/07...........    0.7        987
            Beneficial Corp.
     100      6.80%, 20/8/04..........    0.1        101
     150      6.85%, 16/6/05..........    0.1        155
     500    CIT Group, Inc., 7.25%,
              15/8/05.................    0.3        525
            Citicorp, Inc.
     100      6.33%, 5/1/06...........    0.1        105
     225      6.38%, 15/1/06..........    0.2        237
     138      7.13%, 15/5/06..........    0.1        149
     578      7.75%, 15/6/06..........    0.4        629
            Citigroup, Inc.
     175      6.25%, 1/12/05..........    0.1        183
     115      4.13%, 21/2/06..........    0.1        117
     500      3.50%, 1/2/08...........    0.3        494
     168    Countrywide Funding Corp.,
              6.88%, 15/9/05..........    0.1        176
            Countrywide Home Loan
     200      6.70%, 10/3/05..........    0.1        206
     200      4.25%, 19/12/07.........    0.1        202
     100    Credit Suisse First Boston
              USA, Inc., 5.88%,
              1/8/06..................    0.1        105
     268    Dean Witter Discover &
              Co., 6.50%, 1/11/05.....    0.2        282
      57    First America Bank Corp.,
              7.75%, 15/7/04..........    0.0         57
     100    First Bank System, Inc.,
              8.00%, 2/7/04...........    0.1        100
     182    First Union Corp., 7.00%,
              15/3/06.................    0.1        195
     300    Fleet Financial Group,
              7.13%, 15/4/06..........    0.2        322
            Ford Motor Credit
      50      6.13%, 9/1/06...........    0.0         52
   1,000      6.88%, 1/2/06...........    0.8      1,049
     575      6.50%, 25/1/07..........    0.4        605
            General Electric Capital
              Corp.
   1,500      5.00%, 15/2/07..........    1.1      1,561
     400      3.50%, 1/5/08...........    0.3        394

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 10

U.S. SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
            General Motors Acceptance
              Corp.
   1,200      6.75%, 15/1/06..........    0.9      1,259
     300      6.13%, 22/1/08..........    0.2        314
   1,000    Goldman Sachs Group, Inc.,
              4.13%, 15/1/08..........    0.7      1,004
            Household Finance Corp.
     350      6.50%, 24/1/06..........    0.2        369
     153      7.25%, 15/5/06..........    0.1        164
     100      7.20%, 15/7/06..........    0.1        108
     355    HSBC U.S.A., Inc., 8.38%,
              15/2/07.................    0.3        398
            International Lease
              Finance Corp.
     200      5.12%, 1/6/05...........    0.1        205
     150      4.50%, 1/5/08...........    0.1        153
            John Deere Capital Corp.
     100      3.13%, 15/12/05.........    0.1        100
     200      5.88%, 6/4/06...........    0.1        210
     100      5.50%, 1/9/06...........    0.1        105
     200      3.83%, 25/5/07..........    0.1        200
            Key Bank NA
     500      7.13%, 15/8/06..........    0.3        542
     250      7.38%, 15/9/08..........    0.2        277
            Keycorp
     436      8.00%, 1/7/04...........    0.3        436
      60      7.50%, 15/6/06..........    0.0         65
            Lehman Brothers,
      60      7.63%, 1/6/06...........    0.0         65
     304      7.38%, 15/1/07..........    0.2        333
     800      8.25%, 15/6/07..........    0.7        900
     275    Marshall & Ilsley Corp.,
              5.75%, 1/9/06...........    0.2        290
     300    Mercantile Bancorp, 7.30%,
              15/6/07.................    0.2        334
            Merrill Lynch & Co., Inc.
      31      6.00%, 15/11/04.........    0.0         31
      70      7.38%, 15/5/06..........    0.0         76
     120      7.00%, 15/1/07..........    0.1        129
     300      3.38%, 14/9/07..........    0.2        297
     150    National City Corp.,
              7.20%, 15/5/05..........    0.1        156
            National Rural
     200      5.50%, 15/1/05..........    0.1        203
     200      7.30%, 15/9/06..........    0.1        216
            Nations Bank Corp.
      80      6.88%, 15/2/05..........    0.1         82
      60      6.95%, 20/3/06..........    0.0         64
     200    Northern Trust Co., 7.30%,
              15/9/06.................    0.1        216

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
            Norwest Financial, Inc.
     275      7.60%, 3/5/05...........    0.2        287
      50      6.75%, 1/6/05...........    0.0         52
     200      6.75%, 1/10/06..........    0.1        216
      61    PNC Funding Corp., 7.00%,
              1/9/04..................    0.0         61
     200    Principal Life Global,
              5.13%, 28/6/07..........    0.1        209
     470    Royal Bank of Canada,
              3.88%, 4/5/09...........    0.3        461
     675    Standard Credit Card
              Master Trust, 7.25%,
              7/4/08..................    0.5        724
     257    SunTrust Banks, Inc.,
              7.25%, 15/9/06..........    0.2        278
            Washington Mutual, Inc.
      50      8.25%, 15/6/05..........    0.0         53
     200      6.25%, 15/5/06..........    0.1        212
     451    Wells Fargo & Co., 6.88%,
              1/4/06..................    0.3        481
                                        -----    -------
                                         16.2     25,105
                                        -----    -------
Beverages & Tobacco:
     100    Anheuser-Busch Cos., Inc.,
              5.60%, 6/7/06...........    0.1        105
                                        -----    -------
Cable Television:
      13    TCI Communications, Inc.,
              8.65%, 15/9/04..........    0.0         13
                                        -----    -------
Cellular & Wireless Telecommunications:
     174    Vodafone Group PLC, 7.63%,
              15/2/05.................    0.1        180
                                        -----    -------
Chemicals:
     142    Dow Chemical Co., 8.63%,
              1/4/06..................    0.1        155
                                        -----    -------
Electrical & Electronic:
     100    Hewlett-Packard Co.,
              3.38%, 15/12/05.........    0.1        101
                                        -----    -------
Food Products:
      68    Conagra Foods, Inc.,
              7.38%, 1/2/05...........    0.0         70
     200    General Mills, Inc.,
              8.13%, 20/11/06.........    0.2        221
      50    Kroger Co., 8.15%,
              15/7/06.................    0.0         54
                                        -----    -------
                                          0.2        345
                                        -----    -------
Forest Products:
      65    International Paper Co.,
              7.63%, 1/8/04...........    0.0         65
                                        -----    -------

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

U.S. SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
CORPORATE BONDS, CONTINUED:
 Multimedia:
            AOL Time Warner, Inc.
     165      7.75%, 15/6/05..........    0.1        171
      50      8.11%, 15/8/06..........    0.0         55
     150    Viacom, Inc., 6.40%,
              30/1/06.................    0.1        158
                                        -----    -------
                                          0.2        384
                                        -----    -------
Oil & Gas Exploration, Production & Services:
     200    Occidental Petroleum
              Corp., 6.50%, 1/4/05....    0.1        206
     403    Union Pacific Corp.,
              6.50%, 15/5/05..........    0.3        416
                                        -----    -------
                                          0.4        622
                                        -----    -------
Real Estate:
     100    EOP Operating LP, 6.63%,
              15/2/05.................    0.1        103
                                        -----    -------
Restaurants:
     150    McDonald's Corp., 5.15%,
              1/7/04..................    0.1        150
                                        -----    -------
Sovereign:
      67    Quebec Province, 6.50%,
              17/1/06.................    0.0         71
                                        -----    -------
Telecommunications:
     264    GTE Corp., 6.36%,
              15/4/06.................    0.2        278
     100    GTE South, Inc., 6.13%,
              15/6/07.................    0.1        107
      25    GTE Southwest, Inc.,
              6.00%, 15/1/06..........    0.0         26
            Southwestern Bell
              Telephone Co.
     350    7.14%, 6/8/07.............    0.3        382
      60    5.95%, 15/10/07...........    0.0         64
      25    5.98%, 22/10/07...........    0.0         27
                                        -----    -------
                                          0.6        884
                                        -----    -------
Utilities:
     300    Dominion Resources, Inc.,
              2.80%, 15/2/05..........    0.1        301
     115    DTE Energy Co., 6.45%,
              1/6/06..................    0.1        121
     300    Duke Energy Corp., 4.20%,
              1/10/08.................    0.2        295
     255    Niagara Mohawk Power,
              6.63%, 1/7/05...........    0.2        266
                                        -----    -------
                                          0.6        983
                                        -----    -------
  Total Corporate Bonds                           29,419
                                                 -------

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
U.S. GOVERNMENT AGENCY MORTGAGES (12.4%):
Fannie Mae:
            Fannie Mae
   5,000      2.50%, 15/6/06..........    3.2      4,955
  10,000      3.13%, 15/7/06..........    6.5     10,018
     500      5.25%, 15/4/07..........    0.3        523
      42      7.00%, 1/8/08...........    0.0         43
      63      6.00%, 1/9/08...........    0.0         66
      53      7.50%, 1/8/09...........    0.0         56
      40      6.00%, 1/10/09..........    0.0         42
     203      6.00%, 1/6/11...........    0.1        212
     161      5.50%, 1/12/12..........    0.1        166
      82      6.50%, 1/11/13..........    0.1         86
      89      6.50%, 1/12/13..........    0.1         93
      50      6.00%, 25/6/14..........    0.0         50
     101      7.75%, 25/1/22..........    0.1        108
      26      6.65%, 25/2/22..........    0.0         27
     166      8.50%, 25/1/25..........    0.1        177
      33      5.50%, 25/4/26..........    0.0         34
     105      6.50%, 25/10/31.........    0.1        109
                                        -----    -------
                                         10.7     16,765
                                        -----    -------
Freddie Mac:
            Freddie Mac
     468      7.00%, 15/9/06..........    0.4        480
     190      4.78%, 2/10/06..........    0.2        197
      12      7.00%, 15/1/08..........    0.0         12
      61      5.50%, 1/12/08..........    0.0         63
      72      6.50%, 1/3/11...........    0.0         77
      40      7.00%, 1/5/11...........    0.0         42
      45      7.50%, 1/7/12...........    0.0         48
      49      7.00%, 1/3/14...........    0.0         52
      28      8.00%, 1/4/17...........    0.0         31
      84      8.00%, 15/4/22..........    0.1         89
     180      6.50%, 1/8/22...........    0.2        189
      24      7.15%, 15/1/23..........    0.0         24
      23      6.25%, 15/4/23..........    0.0         23
     150      6.50%, 15/6/23..........    0.1        158
                                        -----    -------
                                          1.0      1,485
                                        -----    -------
Government National Mortgage Assoc.:
            Government National
              Mortgage Assoc
       8      7.50%, 15/5/07..........    0.0          9
      16      7.50%, 15/5/07..........    0.0         16
      16      7.50%, 15/6/07..........    0.0         17
      17      7.50%, 15/10/07.........    0.0         18
      56      7.50%, 15/11/07.........    0.0         59
      64      7.50%, 15/12/07.........    0.0         67
      39      7.50%, 15/12/07.........    0.0         40
      13      7.50%, 15/12/07.........    0.0         13
      29      7.50%, 15/1/08..........    0.0         31

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 12

U.S. SHORT-TERM BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Government National Mortgage Assoc.,
  continued:
     108      6.00%, 15/3/09..........    0.1        113
     309      7.50%, 15/12/09.........    0.3        331
     132      6.50%, 15/2/11..........    0.1        142
      99      6.50%, 20/2/11..........    0.1        105
      95      7.00%, 15/2/12..........    0.1        101
                                        -----    -------
                                          0.7      1,062
                                        -----    -------
  Total U.S. Government
      Agency Mortgages                            19,312
                                                 -------
U.S. GOVERNMENT AGENCY SECURITIES (11.7%):
Federal Farm Credit Bank:
            Federal Farm Credit Bank
     135      5.45%, 19/1/05..........    0.1        138
     500      6.70%, 13/9/05..........    0.3        526
      82      6.76%, 16/1/07..........    0.1         89
                                        -----    -------
                                          0.5        753
                                        -----    -------
Federal Home Loan Bank:
            Federal Home Loan Bank
     250      8.09%, 28/12/04.........    0.2        258
      75      6.00%, 28/1/05..........    0.0         77
     220      4.96%, 7/10/05..........    0.1        227
     735      4.00%, 29/11/05.........    0.5        750
     200      2.38%, 15/2/06..........    0.1        199
   5,000      2.75%, 15/5/06..........    3.2      4,984
     715      6.38%, 15/8/06..........    0.5        763
  10,000      2.88%, 15/9/06..........    6.4      9,961
     145      6.32%, 5/11/07..........    0.1        157
      75      6.03%, 2/1/08...........    0.1         81
                                        -----    -------
                                         11.2     17,457
                                        -----    -------
  Total U.S. Government Agency
  Securities                                      18,210
                                                 -------

 SHARES
   OR                                    % OF
PRINCIPAL                                NET
AMOUNT($)      SECURITY DESCRIPTION     ASSETS   VALUE($)
---------   --------------------------  ------   --------
U.S. TREASURY OBLIGATIONS (47.7%):
U.S. Treasury Notes:
            U.S. Treasury Notes
  19,000      1.88%, 31/12/05.........   12.2     18,848
  10,000      1.88%, 31/1/06..........    6.4      9,908
  10,000      1.63%, 28/2/06..........    6.3      9,857
  18,000      7.00%, 15/7/06..........   12.6     19,508
  10,000      6.50%, 15/10/06.........    6.9     10,798
   5,000      4.38%, 15/5/07..........    3.3      5,170
                                        -----    -------
  Total U.S. Treasury Obligations                 74,089
                                                 -------
  Investment (Cost $153,591)                     152,743
                                                 -------
REPURCHASE AGREEMENTS (1.1%):
   1,777    State Street Bank and
              Trust Repurchase
              Agreement, 0.65%, 1/7/04
              (Proceeds at maturity
              $1,777, collateralised
              by various U.S.
              Government Securities)..    1.1      1,777
                                        -----    -------
  Total Repurchase Agreements
    (Cost $1,777)                                  1,777
                                                 -------
Total Investments (Cost $155,368)        99.3%   154,520
                                        =====    =======

------------
Percentages indicated are based on net assets of $155,583.

See notes to financial statements.

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

U.S. INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
  ASSET BACKED SECURITIES (2.4%):
               Americredit Automobile
                 Receivables Trust
      63         3.78%, 12/2/07.........    0.1         64
     100         2.72%, 6/1/10..........    0.1         99
     150       Capital One Master Trust,
                 5.30%, 15/6/09.........    0.2        156
     130       Citigroup Mortgage Loan
                 Trust, Inc., 7.00%,
                 25/9/33................    0.1        134
     165       CNH Equipment Trust,
                 3.38%, 15/2/11.........    0.2        164
     150       Ford Credit Auto Owner
                 Trust, 2.93%,
                 15/3/08................    0.1        150
     200       Household Automotive
                 Trust, 5.39%,
                 17/8/08................    0.2        205
      35       MBNA Credit Card Master
                 Note Trust, 2.94%,
                 15/6/12................    0.0         37
     300       Nissan Auto Receivables
                 Owner Trust, 2.05%,
                 16/3/09................    0.3        291
      73       Residential Asset
                 Mortgage Products,
                 Inc., 6.29%,
                 25/10/31...............    0.1         74
               WFS Financial Owner Trust
     100         2.03%, 20/8/07.........    0.1        100
     150         1.76%, 21/1/08.........    0.1        149
     375         2.19%, 20/6/08.........    0.3        370
     100         2.85%, 22/9/08.........    0.1        100
     150         2.41%, 20/12/10........    0.1        147
     295         3.15%, 20/5/11.........    0.3        292
                                          -----    -------
  Total Asset Backed Securities                      2,532
                                                   -------
COLLATERALISED MORTGAGE OBLIGATIONS (2.4%):
      97       Bank of America Mortgage
                 Securities, 1.10%,
                 25/11/33...............    0.1         69
     225       Countrywide Alternative
                 Loan Trust, 6.75%,
                 25/4/32................    0.2        225
               Countrywide Home Loan
     154         8.36%, 25/8/18.........    0.1        147
     415         3.50%, 25/8/33.........    0.5        411
               Master Asset
                 Securitization Trust
     281         6.50%, 25/7/32.........    0.3        281
     218         6.50%, 25/8/32.........    0.2        217
               Nomura Asset Acceptance
                 Corp.
      30         7.00%, 25/4/33.........    0.0         30
      66         5.50%, 25/5/33.........    0.1         68
     101         6.00%, 25/5/33.........    0.1        104

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
COLLATERALISED MORTGAGE OBLIGATIONS, CONTINUED:
      24       Residential Accredit
                 Loans, Inc., 6.50%,
                 25/5/32................    0.0         25
      34       Residential Asset
                 Securitisation Trust,
                 8.00%, 25/11/30........    0.0         34
     390       Residential Funding
                 Mortgage Securities I,
                 4.00%, 25/5/33.........    0.4        389
      74       Salomon Brothers Mortgage
                 Securities VII, 1.19%,
                 25/12/18...............    0.1         63
               Vendee Mortgage Trust
     151         5.75%, 15/12/20........    0.1        155
     250         7.00%, 15/9/27.........    0.2        259
                                          -----    -------
  Total Collateralised Mortgage
  Obligations                                        2,477
                                                   -------
CORPORATE BONDS (14.3%):
Aerospace & Defence:
      50       General Dynamics Corp.,
                 4.50%, 15/8/10.........    0.0         50
                                          -----    -------
Automotive:
               Daimler Chrysler NA
                 Holdings
     150         4.75%, 15/1/08.........    0.1        152
     100         4.05%, 4/6/08..........    0.1         98
                                          -----    -------
                                            0.2        250
                                          -----    -------
Banking, Finance & Insurance:
     150       American Express Credit
                 Corp., 3.00%, 16/5/08..    0.1        145
     100       American International
                 Group, 4.25%,
                 15/5/13................    0.1         93
      50       ASIF Global Financing
                 XIX, 4.90%, 17/1/13....    0.0         49
      50       ASIF Global Financing XX,
                 2.65%, 17/1/06.........    0.0         50
     150       ASIF Global Financing
                 XXIII, 3.90%,
                 22/10/08...............    0.1        148
     100       Associates Corp. NA,
                 8.15%, 1/8/09..........    0.1        116
               Bank of America Corp.
     300         3.88%, 15/1/08.........    0.3        300
      50         7.80%, 15/2/10.........    0.1         58
     250         7.40%, 15/1/11.........    0.3        284
     300       Bear Stearns Co., Inc.,
                 3.25%, 25/3/09.........    0.3        284
     100       Branch Banking & Trust,
                 4.88%, 15/1/13.........    0.1         97

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 14

U.S. INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
      40       Capital One Bank, 5.75%,
                 15/9/10................    0.0         41
     100       CIT Group, Inc., 4.00%,
                 8/5/08.................    0.1         99
               Citigroup, Inc.
      60         3.50%, 1/2/08..........    0.1         59
      40         6.20%, 15/3/09.........    0.0         43
     100         7.25%, 1/10/10.........    0.1        113
     300         5.63%, 27/8/12.........    0.3        309
      20       Corporation Andina de
                 Fomento, 5.20%,
                 21/5/13................    0.0         19
               Countrywide Home Loan
     100         7.20%, 30/10/06........    0.1        108
     100         3.25%, 21/5/08.........    0.1         96
     100         4.00%, 22/3/11.........    0.1         93
               Credit Suisse First
                 Boston USA, Inc.,
      50         6.13%, 15/11/11........    0.1         53
     350         5.50%, 15/8/13.........    0.3        349
      50       First Union National,
                 7.80%, 18/8/10.........    0.1         58
               Ford Motor Credit
     150         7.20%, 15/6/07.........    0.2        160
     550         7.38%, 28/10/09........    0.7        587
     250         7.88%, 15/6/10.........    0.3        272
               General Electric Capital
                 Corp.
      50         4.25%, 15/1/08.........    0.0         51
     140         3.50%, 1/5/08..........    0.1        138
     300         6.13%, 22/2/11.........    0.3        322
     300         5.88%, 15/2/12.........    0.3        315
     200         6.00%, 15/6/12.........    0.2        211
               General Motors Acceptance
                 Corp.
      50         6.75%, 15/1/06.........    0.1         52
     200         6.13%, 22/1/08.........    0.2        209
     250         7.75%, 19/1/10.........    0.3        272
     275         7.25%, 2/3/11..........    0.3        289
               Goldman Sachs Group, Inc.
     100         3.88%, 15/1/09.........    0.1         98
     125         6.88%, 15/1/11.........    0.1        137
     100         6.60%, 15/1/12.........    0.1        108
     125         4.75%, 15/7/13.........    0.1        118
     150         5.25%, 15/10/13........    0.1        146
               Household Finance Corp.
     100         6.50%, 24/1/06.........    0.1        105
     100         4.63%, 15/1/08.........    0.1        102
     165         6.75%, 15/5/11.........    0.2        181
     500         6.38%, 15/10/11........    0.5        533

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
               International Lease
                 Finance Corp.
     150         5.63%, 1/6/07..........    0.2        158
      40         4.50%, 1/5/08..........    0.0         41
      30         5.88%, 1/5/13..........    0.0         31
     100       John Hancock Global
                 Funding II, 3.50%,
                 30/1/09................    0.1         97
               Lehman Brothers Holdings,
                 Inc.
     110         7.88%, 15/8/10.........    0.1        128
      75         6.63%, 18/1/12.........    0.1         82
               Massmutual Global Funding
                 II.,
     120         3.25%, 15/6/07.........    0.1        120
     200         3.50%, 15/3/10.........    0.2        190
               Merrill Lynch & Co., Inc.
     100         3.38%, 14/9/07.........    0.1         99
     100         3.70%, 21/4/08.........    0.1         99
     100         4.13%, 15/1/09.........    0.1         99
     100       Met Life Global Funding,
                 Inc., 5.20%, 18/9/13...    0.1         99
               Morgan Stanley Dean
                 Witter & Co.
     150         4.25%, 15/5/10.........    0.1        147
     500         6.75%, 15/4/11.........    0.6        548
     100       NCNB Corp., 9.38%,
                 15/9/09................    0.1        122
               New York Life Global
                 Funding Corp.
     100         3.88%, 15/1/09.........    0.1         98
     200         5.38%, 15/9/13.........    0.2        201
     100       Pacific Life Global
                 Funding, 3.75%,
                 15/1/09................    0.1         98
      40       Popular North America,
                 Inc., 4.25%, 1/4/08....    0.0         40
               Principal Life Global
                 Funding
     100         6.13%, 1/3/06..........    0.1        105
     150         2.80%, 26/6/08.........    0.1        144
     100       Protective Life Secured
                 Trust, 4.00%, 1/4/11...    0.1         95
     100       Salomon Smith Barney
                 Holdings, 6.50%,
                 15/2/08................    0.1        109
      20       SLM Corp., 5.38%,
                 15/1/13................    0.0         20
     100       State Street Corp.,
                 7.65%, 15/6/10.........    0.1        117
     100       Toyota Motor Credit
                 Corp., 2.88%, 1/8/08...    0.1         96

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

U.S. INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
CORPORATE BONDS, CONTINUED:
Banking, Finance & Insurance, continued:
     380       Wachovia Corp., 3.63%,
                 17/2/09................    0.4        369
      50       Washington Mutual, Inc.,
                 8.25%, 1/4/10..........    0.1         58
               Wells Fargo & Co.
     350         3.13%, 1/4/09..........    0.3        333
     100         6.38%, 1/8/11..........    0.1        108
                                          -----    -------
                                           11.2     11,521
                                          -----    -------
Cable Television:
     300       Comcast Corp., 5.50%,
                 15/3/11................    0.3        303
                                          -----    -------
Chemicals:
      40       Dow Chemical Co., 6.13%,
                 1/2/11.................    0.0         42
                                          -----    -------
Commercial Services:
      75       PHH Corp., 7.13%,
                 1/3/13.................    0.1         82
                                          -----    -------
Forest Products:
               International Paper Co.
      50         6.50%, 15/11/07........    0.1         54
      35         4.25%, 15/1/09.........    0.0         34
     165         4.00%, 1/4/10..........    0.1        158
                                          -----    -------
                                            0.2        246
                                          -----    -------
Multimedia:
               AOL Time Warner, Inc.
      67         8.11%, 15/8/06.........    0.1         73
     100         8.18%, 15/8/07.........    0.1        112
                                          -----    -------
                                            0.2        185
                                          -----    -------
Oil & Gas Exploration, Production & Services:
     110       Conoco Funding Co.,
                 6.35%, 15/10/11........    0.1        120
      20       ConocoPhillips, 8.75%,
                 25/5/10................    0.0         24
                                          -----    -------
                                            0.1        144
                                          -----    -------
Real Estate:
      25       EOP Operating LP, 6.75%,
                 15/2/12................    0.0         27
                                          -----    -------
Retailers:
     150       WAL-MART Stores, 4.13%,
                 15/2/11................    0.1        145
                                          -----    -------
Sovereign:
               United Mexican States
     275         4.63%, 8/10/08.........    0.3        271
      10         6.38%, 16/1/13.........    0.0         10
                                          -----    -------
                                            0.3        281
                                          -----    -------

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
CORPORATE BONDS, CONTINUED:
Telecommunications:
     110       AT&T Wireless Services,
                 Inc., 7.88%, 1/3/11....    0.1        125
      90       British Telecom PLC,
                 8.38%, 15/12/10........    0.1        105
               Sprint Capital Corp.
      50         6.00%, 15/1/07.........    0.1         52
     290         7.63%, 30/1/11.........    0.4        322
     225       Verizon Maryland, Inc.,
                 6.13%, 1/3/12..........    0.2        235
     200       Verizon New England,
                 Inc., 6.50%, 15/9/11...    0.2        213
                                          -----    -------
                                            1.1      1,052
                                          -----    -------
Utilities:
      35       American Electric Power
                 Co., 6.13%, 15/5/06....    0.0         37
      50       Appalachian Power Co.,
                 6.60%, 1/5/09..........    0.1         54
      75       Carolina Power & Light
                 Co., 5.13%, 15/9/13....    0.1         74
      15       Consolidated Edison Co.,
                 7.50%, 1/9/10..........    0.0         17
      50       Dominion Resources, Inc.,
                 2.80%, 15/2/05.........    0.0         50
      25       DTE Energy Co., 7.05%,
                 1/6/11.................    0.0         27
     175       Duke Energy Corp., 4.20%,
                 1/10/08................    0.3        172
      30       Exelon Generation Co.
                 LLC, 6.95%, 15/6/11....    0.0         33
               PSEG Power
      45         3.75%, 1/4/09..........    0.0         43
      30         7.75%, 15/4/11.........    0.0         34
                                          -----    -------
                                            0.5        541
                                          -----    -------
  Total Corporate Bonds                             14,869
                                                   -------
U.S. GOVERNMENT AGENCY MORTGAGES (36.6%):
Fannie Mae:
               Fannie Mae
      10         7.00%, 25/1/08.........    0.0         11
     750         5.75%, 15/2/08.........    0.7        799
     185         6.00%, 25/3/09.........    0.2        193
     186         14.30%, 25/3/09........    0.2        213
     500         6.38%, 15/6/09.........    0.4        548
      50         7.25%, 15/1/10.........    0.1         57
     500         6.00%, 15/5/11.........    0.5        538
     500         6.13%, 15/3/12.........    0.5        540
     270         5.50%, 1/5/13..........    0.3        280
     371         5.50%, 1/5/13..........    0.4        385
      72         6.00%, 1/2/14..........    0.1         75

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 16

U.S. INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Fannie Mae, continued:
      56         6.00%, 1/6/16..........    0.1         58
     259         6.00%, 25/12/16........    0.3        271
     500         6.00%, 25/2/17.........    0.5        523
      51         6.50%, 1/3/17..........    0.1         54
      97         7.50%, 1/3/17..........    0.1        103
     459         5.50%, 25/4/17.........    0.5        472
      42         6.00%, 1/8/17..........    0.0         43
     144         5.50%, 1/9/17..........    0.1        147
     500         5.50%, 25/9/17.........    0.5        510
      60         6.00%, 1/11/17.........    0.1         62
     500         5.50%, 25/1/18.........    0.5        504
     192         6.50%, 25/2/18.........    0.2        194
     500         6.00%, 25/2/20.........    0.5        523
     314         6.50%, 1/12/22.........    0.3        329
     128         7.90%, 25/1/23.........    0.1        138
     231         7.50%, 25/3/23.........    0.2        247
     200         5.50%, 25/5/23.........    0.2        195
     250         5.00%, 25/6/23.........    0.2        242
     918         6.55%, 25/6/23.........    0.1        125
      79         6.50%, 25/11/25........    0.1         79
     144         8.00%, 1/3/27..........    0.2        157
     295         7.50%, 20/5/27.........    0.3        312
     124         8.00%, 1/6/27..........    0.1        136
     185         6.00%, 18/7/28.........    0.2        187
     269         8.00%, 1/10/28.........    0.3        291
     743         8.00%, 1/11/28.........    0.7        811
      97         6.50%, 1/3/29..........    0.1        102
     132         7.00%, 25/3/31.........    0.1        139
     145         6.50%, 1/8/31..........    0.1        153
     140         7.00%, 1/9/31..........    0.1        148
     154         7.00%, 25/9/31.........    0.2        162
     100         19.65%, 25/10/31.......    0.1        115
     100         6.00%, 25/11/31........    0.1        103
     174         6.00%, 1/12/32.........    0.2        178
      55         6.00%, 1/3/33..........    0.1         57
      47         0.00%, 1/8/33..........    0.0         32
   1,198         6.50%, 25/11/33........    0.1        109
     480         5.50%, 1/12/33.........    0.5        479
     395         5.50%, 1/1/34..........    0.4        395
     190         24.20%, 25/2/34........    0.2        224
      95         7.43%, 25/3/34.........    0.1         59
     198         16.50%, 25/4/34........    0.2        217
     108         6.50%, 25/10/42........    0.1        112
     150         4.75%, 25/12/42........    0.1        151
     450         7.00%, 25/2/44.........    0.5        476
                                          -----    -------
                                           13.2     13,763
                                          -----    -------

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac:
               Freddie Mac
     200         6.50%, 15/5/08.........    0.2        209
     318         6.00%, 15/11/08........    0.3        330
     670         5.50%, 15/5/10.........    0.7        696
     500         5.75%, 15/1/12.........    0.5        528
      81         8.00%, 1/7/12..........    0.1         86
     133         5.50%, 15/10/13........    0.1        136
     500         6.00%, 15/12/13........    0.5        527
     317         6.50%, 15/2/14.........    0.3        336
     421         7.00%, 1/12/14.........    0.4        443
     133         6.00%, 15/4/15.........    0.1        133
     379         7.00%, 1/3/16..........    0.4        400
      50         6.50%, 15/7/16.........    0.1         53
     500         6.00%, 15/8/16.........    0.5        525
     500         6.00%, 15/9/16.........    0.5        523
     400         6.00%, 15/9/16.........    0.4        420
     500         6.00%, 15/9/16.........    0.5        524
     400         6.00%, 15/10/16........    0.4        419
      80         4.50%, 15/12/16........    0.0         10
     400         5.50%, 15/2/17.........    0.4        410
     505         6.00%, 15/3/17.........    0.5        529
      84         8.75%, 1/6/17..........    0.1         89
     420         6.00%, 15/11/17........    0.4        434
     500         5.50%, 15/12/17........    0.5        501
     113         6.00%, 1/4/18..........    0.1        118
     200         6.50%, 15/4/18.........    0.2        211
     853         4.00%, 15/5/18.........    0.9        865
   1,180         4.50%, 15/6/18.........    1.2      1,114
     468         4.00%, 1/8/18..........    0.4        446
     200         4.00%, 15/9/18.........    0.2        180
     250         6.00%, 15/1/19.........    0.2        253
     275         5.50%, 15/2/21.........    0.3        285
     413         6.55%, 15/10/21........    0.0         51
     142         6.50%, 1/11/22.........    0.1        149
     200         5.00%, 15/11/22........    0.2        193
     220         6.00%, 1/12/22.........    0.2        228
     500         6.90%, 15/9/23.........    0.5        533
     199         14.62%, 15/11/23.......    0.2        219
     500         5.00%, 15/12/23........    0.5        485
     111         15.73%, 15/2/28........    0.1        123
     351         6.50%, 15/6/28.........    0.3        362
     437         6.50%, 15/8/28.........    0.4        456
     100         7.00%, 15/6/29.........    0.1        109
     500         7.00%, 15/7/29.........    0.5        539
      18         22.23%, 15/3/30........    0.0         18
     200         6.00%, 15/5/30.........    0.2        203
     258         7.00%, 15/10/30........    0.3        273
     601         6.50%, 15/8/31.........    0.6        631
      52         8.50%, 15/9/31.........    0.1         57
     250         6.50%, 15/2/32.........    0.3        264

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

U.S. INTERMEDIATE BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
U.S. GOVERNMENT AGENCY MORTGAGES, CONTINUED:
Freddie Mac, continued:
     100         6.50%, 15/4/32.........    0.1        104
     175         7.00%, 15/4/32.........    0.2        184
     170         6.50%, 15/7/32.........    0.2        180
     151         7.50%, 25/7/32.........    0.2        162
     133         7.00%, 1/8/32..........    0.1        140
     415         6.00%, 15/12/32........    0.4        409
     200         6.00%, 15/2/33.........    0.2        195
     431         6.45%, 15/2/33.........    0.0         47
     448         6.00%, 15/3/33.........    0.0         46
     400         5.50%, 15/8/33.........    0.4        412
     293         6.00%, 1/1/34..........    0.3        299
     204         6.50%, 25/2/43.........    0.2        213
     285         7.00%, 25/2/43.........    0.3        301
                                          -----    -------
                                           18.6     19,318
                                          -----    -------
Government National Mortgage Assoc.:
               Government National
                 Mortgage Assoc
     250         6.50%, 20/11/11........    0.2        257
     134         6.00%, 20/11/13........    0.1        138
      90         5.50%, 20/12/13........    0.1         92
     123         8.00%, 15/1/16.........    0.1        130
     200         6.50%, 20/7/19.........    0.2        210
     241         6.50%, 15/1/23.........    0.2        254
     366         6.50%, 16/10/24........    0.4        386
     241         7.50%, 15/3/28.........    0.3        261
     201         7.50%, 15/6/28.........    0.2        217
     300         5.00%, 20/2/29.........    0.3        300
     487         7.50%, 16/2/30.........    0.6        539
     161         7.50%, 20/2/30.........    0.2        171
     247         6.50%, 20/3/31.........    0.2        255
      22         26.95%, 20/4/31........    0.0         28
     112         7.00%, 15/4/32.........    0.1        119
   1,573         6.40%, 16/6/32.........    0.1        140
     414         6.50%, 20/6/32.........    0.5        429
     350         6.50%, 20/6/32.........    0.3        363
     157         6.50%, 15/7/32.........    0.2        164
     100         6.50%, 16/7/32.........    0.1        102
     200         6.50%, 20/8/32.........    0.2        206
     115         6.50%, 15/2/33.........    0.1        120
      74         7.00%, 15/6/33.........    0.1         80
                                          -----    -------
                                            4.8      4,961
                                          -----    -------
  Total U.S. Government
    Agency Mortgages                                38,042
                                                   -------

   SHARES
     OR                                    % OF
 PRINCIPAL                                 NET
 AMOUNT($)       SECURITY DESCRIPTION     ASSETS   VALUE($)
------------   -------------------------  ------   --------
U.S. TREASURY OBLIGATIONS (36.0%):
U.S. Treasury Bonds:
               U.S. Treasury Bonds
   1,500         12.50%, 15/8/14........    2.0      2,097
     650         9.88%, 15/11/15........    0.9        936
   1,100         9.25%, 15/2/16.........    1.5      1,527
                                          -----    -------
                                            4.4      4,560
                                          -----    -------
U.S. Treasury Notes:
               U.S. Treasury Notes
   1,000         2.13%, 31/10/04........    1.0      1,002
     500         7.88%, 15/11/04........    0.5        512
   3,000         7.00%, 15/7/06.........    3.1      3,251
   8,300         6.50%, 15/10/06........    8.5      8,961
   6,500         6.00%, 15/8/09.........    6.9      7,145
                                          -----    -------
                                           20.0     20,871
                                          -----    -------
U.S. Treasury STRIPS:
               U.S. Treasury STRIPS
   3,000         1.68%, 15/2/07.........    2.8      2,769
     500         2.17%, 15/5/07.........    0.4        457
   2,500         3.47%, 15/2/10.........    1.9      1,987
   1,300         4.05%, 15/2/11.........    0.9        976
   1,550         3.85%, 15/5/11.........    1.1      1,149
     800         3.41%, 15/5/12.........    0.5        558
   3,500         4.16%, 15/11/12........    2.4      2,370
   1,000         4.58%, 15/2/13.........    0.6        667
   1,200         4.56%, 15/5/14.........    0.7        741
     600         4.95%, 15/11/15........    0.3        336
                                          -----    -------
                                           11.6     12,010
                                          -----    -------
  Total U.S. Treasury Obligations                   37,441
                                                   -------
UNIT TRUSTS (0.7%)
     760       One Group U.S. Cash
                 Fund...................    0.7        760
                                          -----    -------
  Total Unit Trusts                                    760
                                                   -------
  Investments (Cost $97,238)                        96,121
                                                   -------
REPURCHASE AGREEMENTS (8.8%)
   9,104       State Street Bank and
                 Trust Repurchase
                 Agreement, 0.65%,
                 1/7/04 (Proceeds at
                 maturity $9,104,
                 collateralised by
                 various U.S. Government
                 Securities)............    8.8      9,104
                                          -----    -------
  Total Repurchase Agreements
    (Cost $9,104)                                    9,104
                                                   -------
Total Investments (Cost $106,343)         101.2%   105,225
                                          =====    =======

------------
Percentages indicated are based on net assets of $103,951.

See notes to financial statements.

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 18

U.S. BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

 SHARES
   OR                                     % OF
PRINCIPAL                                 NET
AMOUNT($)      SECURITY DESCRIPTION      ASSETS   VALUE($)
---------   ---------------------------  ------   --------
 ASSET BACKED SECURITIES (4.3%)
     85     CNH Equipment Trust, 3.38%,
              15/2/11..................    1.6         84
    145     WFS Financial Owner Trust,
              3.15%, 20/5/11...........    2.7        144
                                         -----     ------
  Total Asset Backed Securities                       228
                                                   ------
COLLATERALISED MORTGAGE OBLIGATIONS (8.0%)
     89     Residential Accredit Loans,
              Inc., 5.00%, 25/9/18.....    1.7         89
    254     Vendee Mortgage Trust,
              6.00%, 15/4/09...........    4.9        262
     83     Wells Fargo Mortgage Backed
              Securities Trust, 4.50%,
              25/8/18..................    1.4         77
                                         -----     ------
  Total Collateralised Mortgage
  Obligations                                         428
                                                   ------
CORPORATE BONDS (13.5%)
Banking, Finance & Insurance:
     50     ASIF Global Financing
              XXIII, 3.90%, 22/10/08...    0.9         49
     50     Credit Suisse First Boston
              USA, Inc., 6.13%,
              15/11/11.................    1.0         53
            Ford Motor Credit
     20       6.88%, 1/2/06............    0.4         21
     50       6.50%, 25/1/07...........    1.0         53
    100     General Electric Capital
              Corp., 5.88%, 15/2/12....    2.0        105
            General Motors Acceptance
              Corp.
     20       6.75%, 15/1/06...........    0.4         21
     50       7.25%, 2/3/11............    1.0         53
     50     Goldman Sachs Group, Inc.,
              5.25%, 15/10/13..........    0.9         49
     20     Household Finance Corp.,
              6.75%, 15/5/11...........    0.4         22
     50     Merrill Lynch & Co., Inc.,
              4.13%, 15/1/09...........    0.9         49
     25     Morgan Stanley Dean Witter
              & Co., 6.75%, 15/4/11....    0.5         27
                                         -----     ------
                                           9.4        502
                                         -----     ------
Cable Television:
     25     Comcast Corp., 5.50%,
              15/3/11..................    0.5         25
                                         -----     ------
Commercial Services:
     10     PHH Corp., 7.13%, 1/3/13...    0.2         11
                                         -----     ------
Sovereign:
     40     United Mexican States,
              6.38%, 16/1/13...........    0.7         40
                                         -----     ------

 SHARES
   OR                                     % OF
PRINCIPAL                                 NET
AMOUNT($)      SECURITY DESCRIPTION      ASSETS   VALUE($)
---------   ---------------------------  ------   --------
CORPORATE BONDS, CONTINUED:
Telecommunications:
     20     British Telecom PLC, 8.38%,
              15/12/10.................    0.4         23
     40     Sprint Capital Corp.,
              7.63%, 30/1/11...........    0.8         44
     50     Verizon Maryland, Inc.,
              6.13%, 1/3/12............    1.0         53
                                         -----     ------
                                           2.2        120
                                         -----     ------
Utilities:
     25     Duke Energy Corp., 5.63%,
              30/11/12.................    0.5         25
                                         -----     ------
  Total Corporate Bonds                               723
                                                   ------
U.S. GOVERNMENT AGENCY MORTGAGES (55.2%)
Fannie Mae:
            Fannie Mae
    189       8.50%, 1/4/11............    3.8        205
    161       8.00%, 1/12/15...........    3.2        172
    200       5.50%, 25/9/17...........    3.8        202
    100       5.50%, 25/5/23...........    1.9        100
    150       5.00%, 25/6/23...........    2.7        145
    175       5.00%, 25/6/23...........    3.1        167
     92       6.00%, 18/7/28...........    1.8         94
    149       8.00%, 1/11/28...........    3.0        162
    100       4.75%, 25/12/42..........    1.9        101
                                         -----     ------
                                          25.2      1,348
                                         -----     ------
Freddie Mac:
            Freddie Mac
     99       6.50%, 15/10/13..........    2.0        105
    150       6.00%, 15/9/16...........    2.9        157
    250       6.00%, 15/1/17...........    4.9        261
    100       4.00%, 15/9/18...........    1.7         90
     92       5.50%, 15/2/21...........    1.8         95
    400       6.00%, 15/10/22..........    7.7        413
     73       6.50%, 1/11/22...........    1.4         76
    100       5.00%, 15/12/23..........    1.8         97
    175       6.50%, 15/8/28...........    3.4        183
     94       5.50%, 1/10/33...........    1.7         93
                                         -----     ------
                                          29.3      1,570
                                         -----     ------
Government National Mortgage Assoc.:
    402     Government National
              Mortgage Association,
              6.40%, 16/6/32...........    0.7         36
                                         -----     ------
  Total U.S. Government Agency
  Mortgages                                         2,954
                                                   ------

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

U.S. BOND FUND
--------------------------------------------------------------------------------

SCHEDULE OF PORTFOLIO INVESTMENTS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

 SHARES
   OR                                     % OF
PRINCIPAL                                 NET
AMOUNT($)      SECURITY DESCRIPTION      ASSETS   VALUE($)
---------   ---------------------------  ------   --------
 U.S. TREASURY OBLIGATIONS (15.9%)
U.S. Treasury STRIPS:
            U.S. Treasury STRIPS
    100       4.24%, 15/2/12...........    1.3         71
    600       4.26%, 15/5/12...........    7.8        419
    400       4.90%, 15/11/15..........    4.2        224
    250       4.98%, 15/2/16...........    2.6        138
                                         -----     ------
  Total U.S. Treasury Obligations                     852
                                                   ------
  Investments (Costs $5,224)                        5,185

 SHARES
   OR                                     % OF
PRINCIPAL                                 NET
AMOUNT($)      SECURITY DESCRIPTION      ASSETS   VALUE($)
---------   ---------------------------  ------   --------
REPURCHASE AGREEMENTS (3.0%)
    160     State Street Bank and Trust
              Repurchase Agreement,
              0.65%, 1/7/04 (Proceeds
              at maturity 160,
              collateralised by various
              U.S. Government
              Securities)..............    3.0        160
                                         -----     ------
  Total Repurchase Agreements (Cost
$160)                                                 160
                                                   ------
Total Investments (Amortised Cost
$5,384)                                  99.9%      5,345
                                         =====     ======

------------
Percentages indicated are based on net assets of $5,350.

See notes to financial statements.

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 20

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                                U.S. CASH FUND         U.S. SHORT-TERM BOND FUND
                                                           ------------------------    --------------------------
                                                            AS OF         AS OF          AS OF          AS OF
                                                           30 JUNE     31 DECEMBER      30 JUNE      31 DECEMBER
                                                             2004          2003          2004           2003
                                                           --------    ------------    ---------    -------------
ASSETS:
Investments, at cost.....................................  $146,737*     $204,446*     $153,591        $62,016
Unrealised appreciation (depreciation) from
  investments............................................        --            --          (848)           595
Repurchase agreements, at cost...........................    16,930        58,489         1,777          2,120
                                                           --------      --------      --------        -------
Investments, at value....................................   163,667       262,935       154,520         64,731
Cash.....................................................         1            --             1              1
Interest and dividends receivable........................       152           165         1,614            631
Receivable from brokers for investments sold.............        --            --            --              3
Other assets.............................................        34            33            74             79
                                                           --------      --------      --------        -------
Total Assets.............................................   163,854       263,133       156,209         65,445
                                                           --------      --------      --------        -------
LIABILITIES:
Cash overdraft...........................................        --            --            --             --
Dividends payable........................................       131           168           251            117
Payable to brokers for investments purchased.............        --            --           282             --
Payable for capital Units redeemed.......................        --            --            --             --
Accrued expenses and other payables:
  Investment management fees.............................        20            18            68             17
  Other..................................................        16            23            25             29
                                                           --------      --------      --------        -------
Total Liabilities........................................       167           209           626            163
                                                           --------      --------      --------        -------
Net Assets...............................................   163,687       262,924       155,583         65,282
                                                           ========      ========      ========        =======
NET ASSETS:
Capital..................................................   163,686       262,923       156,606         64,501
Accumulated net realised gains (losses) from
  investments............................................         1             1          (175)           186
Net unrealised appreciation (depreciation) from
  investments............................................        --            --          (848)           595
                                                           --------      --------      --------        -------
Net Assets...............................................  $163,687      $262,924      $155,583        $65,282
                                                           ========      ========      ========        =======
NET ASSETS:
  Class I................................................  $163,677      $262,914      $155,563        $65,262
  Class A................................................        10            10            20             20
                                                           --------      --------      --------        -------
Total....................................................  $163,687      $262,924      $155,583        $65,282
                                                           ========      ========      ========        =======
OUTSTANDING UNITS OF BENEFICIAL INTEREST:
  Class I................................................   163,676       262,913        15,475          6,428
  Class A................................................        10            10             2              2
                                                           --------      --------      --------        -------
Total....................................................   163,686       262,923        15,477          6,430
                                                           ========      ========      ========        =======
Net Asset Value
  Class I -- Offering and redemption price per Unit......  $   1.00      $   1.00      $  10.05        $ 10.15
                                                           ========      ========      ========        =======
  Class A -- Redemption price per Unit...................  $   1.00      $   1.00      $  10.09        $ 10.18
                                                           ========      ========      ========        =======

------------

* Amortised Cost

See notes to financial statements.
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES, CONTINUED
(AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)

                                                             U.S. INTERMEDIATE BOND FUND          U.S. BOND FUND
                                                             ----------------------------    ------------------------
                                                                                                            AS OF
                                                               AS OF           AS OF          AS OF           31
                                                              30 JUNE       31 DECEMBER      30 JUNE      DECEMBER,
                                                                2004            2003           2004          2003
                                                             ----------    --------------    --------    ------------
ASSETS:
Investments, at cost.......................................   $ 97,238         $89,232        $5,224        $9,457
Unrealised appreciation (depreciation) from investments....     (1,117)           (237)          (39)           40
Repurchase agreements, at cost.............................      9,104           2,682           160            --
                                                              --------         -------        ------        ------
Investments, at value......................................    105,225          91,677         5,345         9,497
Cash.......................................................         --              --             1            --
Interest and dividends receivable..........................        959             947            33            75
Receivable from brokers for investments sold...............          2               6            --           226
Other assets...............................................         28              29            --            --
                                                              --------         -------        ------        ------
Total Assets...............................................    106,214          92,659         5,379         9,798
                                                              --------         -------        ------        ------
LIABILITIES:
Cash overdraft.............................................         --              --            --           308
Dividends payable..........................................        277             257            19            36
Payable to brokers for investments purchased...............      1,920              --            --            --
Payable for capital Units redeemed.........................         --              --            --            89
Accrued expenses and other payables:
  Investment management fees...............................         43              59             2             7
  Other....................................................         23              32             8            13
                                                              --------         -------        ------        ------
Total Liabilities..........................................      2,263             348            29           453
                                                              --------         -------        ------        ------
Net Assets.................................................    103,951          92,311         5,350         9,345
                                                              ========         =======        ======        ======
NET ASSETS:
Capital....................................................    106,256          92,728         5,427         9,357
Accumulated net realised gains (losses) from investments...     (1,188)           (180)          (38)          (52)
Net unrealised appreciation (depreciation) from
  investments..............................................     (1,117)           (237)          (39)           40
                                                              --------         -------        ------        ------
Net Assets.................................................   $103,951         $92,311        $5,350        $9,345
                                                              ========         =======        ======        ======
NET ASSETS:
  Class I..................................................   $103,357         $56,085        $5,350        $9,345
  Class A..................................................        594          36,226            --            --
                                                              --------         -------        ------        ------
Total......................................................   $103,951         $92,311        $5,350        $9,345
                                                              ========         =======        ======        ======
OUTSTANDING UNITS OF BENEFICIAL INTEREST:
  Class I..................................................     10,345           5,531           546           936
  Class A..................................................         59           3,569            --            --
                                                              --------         -------        ------        ------
Total......................................................     10,404           9,100           546           936
                                                              ========         =======        ======        ======
Net Asset Value
  Class I -- Offering and redemption price per Unit........   $   9.99         $ 10.14        $ 9.80        $ 9.99
                                                              ========         =======        ======        ======
  Class A -- Redemption price per Unit.....................   $   9.98         $ 10.15            --            --
                                                              ========         =======        ======        ======

See notes to financial statements.

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 22

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                                           U.S. SHORT-TERM
                                                                  U.S. CASH FUND              BOND FUND
                                                              ----------------------    ----------------------
                                                                 SIX                       SIX
                                                                MONTHS       PERIOD       MONTHS       PERIOD
                                                                ENDED        ENDED        ENDED        ENDED
                                                               30 JUNE      30 JUNE      30 JUNE      30 JUNE
                                                                 2004       2003(a)        2004       2003(b)
                                                              ----------    --------    ----------    --------
INVESTMENT INCOME:
Interest income.............................................    $1,041       $  576       $1,597       $1,314
Dividend income from affiliates.............................        --           --           --            6
                                                                ------       ------       ------       ------
Total Income................................................     1,041          576        1,597        1,320
                                                                ------       ------       ------       ------
EXPENSES:
Investment management fees..................................       230          110          398          499
Audit fees..................................................        12            8           12           11
Legal fees..................................................        16            5           15            5
Other fees..................................................        17           24           37           51
                                                                ------       ------       ------       ------
Total expenses before waivers...............................       275          147          462          566
Less fees waived by the Manager.............................       (91)         (36)         (28)         (36)
                                                                ------       ------       ------       ------
Net Expenses................................................       184          111          434          530
                                                                ------       ------       ------       ------
Net Investment Income.......................................       857          465        1,163          790
                                                                ------       ------       ------       ------
REALISED/UNREALISED GAINS (LOSSES) FROM INVESTMENTS:
Net realised gains (losses) from investment transactions....        --           --         (361)         (67)
Change in unrealised appreciation (depreciation) from
  investments...............................................        --           --       (1,443)       1,630
                                                                ------       ------       ------       ------
Net realised/unrealised gains (losses) from investments.....        --           --       (1,804)       1,563
                                                                ------       ------       ------       ------
Change in net assets resulting from operations..............    $  857       $  465       $ (641)      $2,353
                                                                ======       ======       ======       ======

------------
(a) For the period from 25 November 2002 (commencement of operations) through 30 June 2003.
(b) For the period from 11 November 2002 (commencement of operations) through 30 June 2003.
All gains and losses in the Trust arose in the normal course of business.

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                U.S. INTERMEDIATE
                                                                    BOND FUND                 U.S. BOND FUND
                                                              ----------------------    --------------------------
                                                                 SIX                       SIX
                                                                MONTHS       PERIOD       MONTHS         PERIOD
                                                                ENDED        ENDED        ENDED          ENDED
                                                               30 JUNE      30 JUNE      30 JUNE      31 DECEMBER
                                                                 2004       2003(a)        2004         2003(b)
                                                              ----------    --------    ----------    ------------
INVESTMENT INCOME:
Interest income.............................................   $ 1,885      $   805       $ 160          $ 119
Dividend income from affiliates.............................         4            4          --             --
                                                               -------      -------       -----          -----
Total Income................................................     1,889          809         160            119
                                                               -------      -------       -----          -----
EXPENSES:
Investment management fees..................................       573          239          35             34
Audit fees..................................................        12            6          12             12
Legal fees..................................................        12            2           1              1
Other fees..................................................        26           21           2              3
                                                               -------      -------       -----          -----
Total expenses before waivers...............................       623          268          50             50
Less fees waived by the Manager.............................      (203)         (38)        (14)           (15)
                                                               -------      -------       -----          -----
Net Expenses................................................       420          230          36             35
                                                               -------      -------       -----          -----
Net Investment Income.......................................     1,469          579         124             84
                                                               -------      -------       -----          -----
REALISED/UNREALISED GAINS (LOSSES) FROM INVESTMENTS:
Net realised gains (losses) from investment transactions....    (1,008)          21          14            (52)
Change in unrealised appreciation (depreciation) from
  investments...............................................      (880)         692         (79)            40
                                                               -------      -------       -----          -----
Net realised/unrealised gains (losses) from investments.....    (1,888)         713         (65)           (12)
                                                               -------      -------       -----          -----
Change in net assets resulting from operations..............   $  (419)     $ 1,292       $  59          $  72
                                                               =======      =======       =====          =====

------------
(a) For the period from 25 November 2002 (commencement of operations) through 30 June 2003.
(b) For the period from 19 September 2003 (commencement of operations) through 31 December 2003.
All gains and losses in the Trust arose in the normal course of business.

See notes to financial statements.
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 24

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                 U.S. CASH FUND        U.S. SHORT-TERM BOND FUND
                                                             ----------------------    --------------------------
                                                             SIX MONTHS     PERIOD     SIX MONTHS       PERIOD
                                                               ENDED        ENDED         ENDED          ENDED
                                                              30 JUNE      30 JUNE       30 JUNE        30 JUNE
                                                                2004       2003(a)        2004          2003(b)
                                                             ----------    --------    -----------    -----------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income......................................   $    857     $    465     $  1,163       $    790
Net realised gains (losses) from investments...............         --           --         (361)           (67)
Net change in unrealised appreciation (depreciation) from
  investment transactions..................................         --           --       (1,443)         1,630
                                                              --------     --------     --------       --------
Change in net assets resulting from operations.............        857          465         (641)         2,353
                                                              --------     --------     --------       --------
DISTRIBUTIONS TO CLASS I UNITHOLDERS:
  From net investment income...............................       (857)        (465)      (1,163)          (464)
DISTRIBUTIONS TO CLASS A UNITHOLDERS:
  From net investment income...............................         --           --           --           (317)
                                                              --------     --------     --------       --------
Change in net assets from shareholder distributions........       (857)        (465)      (1,163)          (781)
                                                              --------     --------     --------       --------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions.............    (99,237)     136,033       92,105        131,938
                                                              --------     --------     --------       --------
Change in net assets.......................................    (99,237)     136,033       90,301        133,510
NET ASSETS:
  Beginning of period......................................    262,924           --       65,282             --
                                                              --------     --------     --------       --------
  End of period............................................   $163,687     $136,033     $155,583       $133,510
                                                              ========     ========     ========       ========

------------
(a) For the period from 25 November 2002 (commencement of operations) through 30 June 2003.
(b) For the period from 11 November 2002 (commencement of operations) through 30 June 2003.

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS, CONTINUED
(AMOUNTS IN THOUSANDS)
(UNAUDITED)

                                                                U.S. INTERMEDIATE             U.S. BOND FUND
                                                                    BOND FUND           --------------------------
                                                              ----------------------       SIX
                                                              SIX MONTHS     PERIOD       MONTHS         PERIOD
                                                                ENDED        ENDED        ENDED          ENDED
                                                               30 JUNE      30 JUNE      30 JUNE      31 DECEMBER
                                                                 2004       2003(a)        2004         2003(b)
                                                              ----------    --------    ----------    ------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income.......................................   $  1,469     $   579      $   124         $   84
Net realised gains (losses) from investments................     (1,008)         21           14            (52)
Net change in unrealised appreciation (depreciation) from
  investment transactions...................................       (880)        692          (79)            40
                                                               --------     -------      -------         ------
Change in net assets resulting from operations..............       (419)      1,292           59             72
                                                               --------     -------      -------         ------
DISTRIBUTIONS TO CLASS I UNITHOLDERS:
  From net investment income................................     (1,182)       (508)        (124)           (84)
DISTRIBUTIONS TO CLASS A UNITHOLDERS:
  From net investment income................................       (287)        (64)          --             --
                                                               --------     -------      -------         ------
Change in net assets from shareholder distributions.........     (1,469)       (572)        (124)           (84)
                                                               --------     -------      -------         ------
CAPITAL TRANSACTIONS:
Change in net assets from capital transactions..............     13,528      86,400       (3,930)         9,357
                                                               --------     -------      -------         ------
Change in net assets........................................     11,640      87,120       (3,995)         9,345
NET ASSETS:
  Beginning of period.......................................     92,311          --        9,345             --
                                                               --------     -------      -------         ------
  End of period.............................................   $103,951     $87,120      $ 5,350         $9,345
                                                               ========     =======      =======         ======

------------
(a) For the period from 25 November 2002 (commencement of operations) through 30 June 2003.
(b) For the period from 19 September 2003 (commencement of operations) through 31 December 2003.

See notes to financial statements.
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 26

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ACCOUNTING POLICIES

   The significant accounting policies and estimation techniques adopted by the One Group Global Funds (the "Trust") are as follows:

     BASIS OF PRESENTATION OF FINANCIAL STATEMENTS

     The financial statements have been prepared in accordance with accounting standards generally accepted in Ireland and Irish Statute comprising the Unit Trusts Act, 1990 and the European Communities UCITS Regulations, 2003. Accounting standards generally accepted in Ireland in preparing financial statements giving a true and fair view are those published by the Institute of Chartered Accountants in Ireland and issued by the Accounting Standards Board.

     The format and certain wording of the financial statements has been adapted from those contained in the FRS 3 "Reporting Financial Performance" so that, in the opinion of the Manager, they more appropriately reflect the nature of the Trust's business as an investment fund.

     The Trust has availed of the exemption available to open-ended investment funds under FRS1 (revised) not to prepare a cash flow statement.

     HISTORICAL COST CONVENTION

     The financial statements are prepared under the historical cost convention as modified to include investments at valuation.

     INVESTMENT VALUATION

     Each asset listed and regularly traded on a Recognised Exchange and for which market quotations are readily available shall be valued at the closing price on the principal exchange in the market for such investment as at 4.00 p.m. (Eastern United States time) or when the New York Stock Exchange (for all Sub-Funds except for the U.S. Cash Fund) or the Federal Reserve Bank of New York (for the U.S. Cash Fund) close. If they close before 4.00 p.m. on the relevant Business Day, provided that the value of any investment listed on a Recognised Exchange but acquired or traded at a premium or at a discount outside or off the relevant Recognised Exchange or on an over-the-counter market, shall be valued taking into account the level of premium or discount as of the date of valuation of the investment and subject to approval of the Trustee.

     For each asset that is listed on several Recognised Exchanges, the closing price on the stock exchange or market which in the opinion of the Administrator with the approval of the Trustee constitutes the main market for such assets will be used.

     In the event that any of the assets are not listed or traded on any stock exchange or over-the-counter market, such assets shall be valued at their probable realisation value estimated with care and in good faith by the Manager or a competent person approved for such purpose by the Trustee in consultation with the Investment Manager.

     Exchange traded derivative instruments will be valued at the settlement price for such instruments on such market. If such a price is not available, the value of such investments shall be the probable realisation value estimated with care and in good faith by a competent person approved for the purpose by the Trustee. Off-exchange derivative instruments will be valued at the settlement price as provided by the counterparty and the counterparty shall value these instruments weekly. Forward foreign exchange contracts shall be valued with reference to the prevailing market maker quotations, namely, the price at which a new forward contract of the same maturity could be undertaken, or, if unavailable, at the settlement price as provided by the counterparty and the counterparty shall value such contracts weekly.

     Cash and other liquid assets shall be valued at their nominal value plus accrued interest.

     Investments in other collective investment schemes shall be valued by reference to the latest available net asset value of the units of the relevant collective investment scheme.

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     INVESTMENT TRANSACTIONS

     Investment transactions are accounted for as of trade date. Realised gains and losses on investment transactions are calculated using the identified cost method.

     INVESTMENT INCOME

     Dividends are credited to the Statement of Operations on the dates on which the relevant securities are listed as "ex-dividend". Interest income is accrued on a daily basis. Income is shown gross of non-recoverable withholding tax, which is disclosed separately in the Statement of Operations.

     DISTRIBUTIONS POLICY

     The Manager may declare dividends in respect of any Units from net investment income (including dividend and interest income) and from the excess of realised and unrealised net capital gains over realised and unrealised losses in respect of the investments within the Trust.

     The Manager intends to declare dividends monthly and pay such dividends on the first Business Day of the following month for the U.S. Short-Term Bond Fund, U.S. Intermediate Bond Fund and the U.S. Bond Fund. The Directors intend to declare dividends daily and pay on the first Business Day of each month for the U.S. Cash Fund.

     The Sub-Funds currently do not intend to declare dividends out of net capital gains.

     FOREIGN EXCHANGE TRANSLATION

     Assets and liabilities denominated in currencies other than the base currency are translated into the base currency at the exchange rates ruling at the Statement of Assets and Liabilities date. Transactions in currencies other than the base currency are translated into the base currency at the exchange rates ruling at the dates of the transactions. Any gains and losses on foreign exchange transactions are recognised in the Statement of Operations in determining the result for the period.

     REPURCHASE AGREEMENTS

     Securities purchased under agreements to resell are valued at cost. Interest rates vary for each repurchase agreement and are set at the initiation of the agreement. It is the Trust's policy to take custody of securities purchased under repurchase agreements and to value the securities on a daily basis to protect the Trust in the event the securities are not repurchased by the counterparty. The Trust will generally obtain additional collateral if the market value of the underlying securities is less than the face value of the purchase agreement plus any accrued interest. In the event of default on the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realisation and/or retention of the collateral or proceeds may be subject to legal proceedings.

2. INVESTMENT MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES

   The Manager, One Group Asset Management (Ireland) Limited, has appointed Banc One Investment Advisors as Investment Manager of the Trust to carry out the day to day discretionary investment management of the Trust. The Manager was incorporated in the Republic of Ireland as at 18 July 2002.

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 28

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   The Manager is entitled to receive an investment management fee from each Sub-Fund which is calculated daily and paid monthly in arrears from the net asset value of each Class of the respective Sub-Funds at the following rates per annum:

    SUB-FUND                                                      CLASS I    CLASS A
    --------                                                      -------    -------
    U.S. Cash Fund..............................................   0.25%       0.75%
    U.S. Short-Term Bond Fund...................................   0.55        1.05
    U.S. Intermediate Bond Fund.................................   1.00        1.50
    U.S. Bond Fund..............................................   1.00         N/A

   For the six months ended 30 June 2004 the Manager has voluntarily waived a portion of its Management fees as disclosed in the Statement of Operations. The Manager shall pay out of its own fees the fees of the Trustee, the Administrator, and Correspondent Banks/Paying Agents excluding any reasonable out-of-pocket expenses, transaction charges, or sub-custodian charges.

   On July 1, 2004, Bank One Corporation, the former corporate parent of the Manager, Investment Manager and Global Distributor, merged into JPMorgan Chase & Co. On that date the Investment Manager became an affiliate of J.P. Morgan Investment Management Inc. ("JPMIM"), the investment advisor to the JPMorgan Funds. The Investment Manager and JPMIM will continue as separate investment advisory entities, for the foreseeable future, and will continue to provide the same investment advisory services provided to the Trust and the JPMorgan Funds, respectively.

3. TAXATION

   Under current law and practice, the Trust qualifies as an investment undertaking as defined in Section 739B of the Taxes Consolidation Act, 1997, as amended. On this basis, it is not chargeable to Irish tax on its income or capital gains. However, Irish tax can rise on the happening of a chargeable event in the Trust, a chargeable event includes any distribution payments to Unitholders or any encashment, redemption or transfer of Units. No tax will arise in respect of chargeable events in respect of a Unitholder who is an Exempt Irish Investor (as defined in Section 739D of the Taxes Consolidation Act, 1997, as amended) or who is neither Irish resident nor ordinarily resident in Ireland for tax purposes at the time of the chargeable event, provided, in each case, that an appropriate valid declaration in accordance with Schedule 2B of the Taxes Consolidation Act, 1997 (as amended) is held by the Trust.

   Capital gains, dividends, and interest received by the Trust may be subject to withholding taxes imposed by the country of origin and such taxes may not be recoverable by the Trust or its Unitholders.

4. RELATED PARTIES

   In the opinion of the Directors of the Manager, the Investment Manager and the Global Distributor are related parties under FRS 8 "Related Party Transactions". Fees payable to the Manager and the expenses incurred during the six months ended 30 June 2004 are shown in the Statements of Assets and Liabilities and the Statements of Operations, respectively. All transactions with related parties have been entered into the ordinary course of business and on normal commercial terms.

   David Dillon and Andrew Bates, Directors of the Manager, are also partners with Dillon Eustace, legal advisors to the Trust. For the six months ended 30 June 2004 $13,087 (for the period ended 31 December 2003 $14,534) was paid to Dillon Eustace from the Trust. As at 30 June 2004 $9,166 (as at 31 December 2003 $12,507) was due to Dillon Eustace from the Trust.

5. SOFT COMMISSION ARRANGEMENTS

   During the period, there were no soft commission arrangements in place in the Sub-Funds.

6. EFFICIENT PORTFOLIO MANAGEMENT

   The Sub-Funds may, for the purposes of efficient portfolio management and subject to the conditions and within the limits laid down by IFSRA, enter into futures contracts or write call options and purchase put options provided that these transactions may only concern contracts which are traded on a regulated market operating regularly, being organised and

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

   open to the public. The Sub-Funds may also enter into forward purchases or sales of currencies or exchange currencies on the basis of "over the counter"
   (OTC) arrangements with highly rated financial institutions specialising in this type of transaction. There were no such transactions during this period.

7. EXCHANGE RATES

   The functional currency of the Trust is U.S. dollars. Each Sub-Fund prepares its valuation in U.S. dollars. As at 30 June 2004, the Sub-Funds did not hold any assets or liabilities denominated in currencies other than U.S. dollars.

8. DERIVATIVES AND OTHER FINANCIAL INFORMATION

   The main risks arising from the Trust's financial instruments are market price, foreign currency, liquidity, credit, and interest rate risks. The Board reviews and approves policies for managing each of these risks, which are summarised below. These policies have remained substantially unchanged since the beginning of the period to which these financial statements relate.

     MARKET PRICE RISK

     The market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values.

     FOREIGN CURRENCY RISK

     The Net Asset Values per Unit are denominated in U.S. Dollars, whereas the Sub-Funds' investments may be acquired directly or indirectly in a wide range of currencies. The Sub-Funds may seek to minimise the exposure to currency fluctuation risks by the use of hedging and other techniques and instruments. As at 30 June 2004, the Sub-Funds had no exposure to currencies other than the base currency.

     LIQUIDITY RISK

     A Sub-Fund may invest in certain securities that may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on a Sub-Fund's management or performance. This includes the risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

     CREDIT RISK

     There is a risk to the Sub-Funds that issuers and counterparties will not make payments on securities and repurchase agreements held by a Sub-Fund. Such default could result in losses to a Sub-Fund. In addition, the credit quality of securities held by a Sub-Fund may be lowered if an issuer's financial condition changes. Lower credit quality may lead to greater volatility in the price of a security and in Units of a Sub-Fund. Lower credit quality also may affect a security's liquidity and make it difficult for a Sub-Fund to sell the security.

     INTEREST RATE RISK

     The performance of the U.S. Cash Fund, U.S. Short-Term Bond Fund, U.S. Intermediate Bond Fund and U.S. Bond Fund depends primarily on interest rates. Generally, the value of debt securities will tend to decrease in value when interest rates rise and vice versa. Securities with greater interest rate sensitivity and longer maturities tend to produce higher yields, but are subject to greater fluctuations in value. Usually, changes in the value of fixed income securities will not affect cash income generated, but may affect the value of an investment in a Sub-Fund.

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 30

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

     The U.S. Cash Fund, U.S. Short-Term Bond Fund, U.S. Intermediate Bond Fund and U.S. Bond Fund invest in floating and fixed rate bonds. The interest rate profile of these Sub-Funds' financial assets as of 30 June 2004 are as follows:

                                                                   FLOATING RATE    FIXED RATE    FINANCIAL ASSETS
                                                                     FINANCIAL      FINANCIAL       ON WHICH NO
       (AMOUNTS IN THOUSANDS)                                         ASSETS          ASSETS      INTEREST IS PAID
       ----------------------                                      -------------    ----------    ----------------
       U.S. Cash Fund............................................     $45,499        $118,168           $ --

       U.S. Short-Term Bond Fund.................................       1,112         153,408             --

       U.S. Intermediate Bond Fund...............................       1,919         102,383            924

       U.S. Bond Fund............................................          36           5,309             --

                                                                        FIXED RATE        FIXED RATE FINANCIAL
                                                                     FINANCIAL ASSETS    ASSETS WEIGHTED AVERAGE
                                                                     WEIGHTED AVERAGE     PERIOD FOR WHICH RATE
                                                                      INTEREST RATE         IS FIXED (YEARS)
                                                                     ----------------    -----------------------
       U.S. Cash Fund..............................................        1.22%                  0.16

       U.S. Short Term Bond Fund...................................        4.29%                  2.24

       U.S. Intermediate Bond Fund.................................        5.23%                  9.70

       U.S. Bond Fund..............................................        5.42%                  6.37

    AS AT 31 DECEMBER 2003:
    (Amounts in thousands)

                                                                   FLOATING RATE    FIXED RATE    FINANCIAL ASSETS
                                                                     FINANCIAL      FINANCIAL       ON WHICH NO
                                                                      ASSETS          ASSETS      INTEREST IS PAID
                                                                   -------------    ----------    ----------------
       U.S. Cash Fund............................................     $61,499        $201,436           $ --

       U.S. Short-Term Bond Fund.................................       1,608          63,123             --

       U.S. Intermediate Bond Fund...............................       1,112          89,808            757

       U.S. Bond Fund............................................          --           9,497             --

                                                                        FIXED RATE        FIXED RATE FINANCIAL
                                                                     FINANCIAL ASSETS    ASSETS WEIGHTED AVERAGE
                                                                     WEIGHTED AVERAGE     PERIOD FOR WHICH RATE
                                                                      INTEREST RATE         IS FIXED (YEARS)
                                                                     ----------------    -----------------------
       U.S. Cash Fund..............................................        1.16%                   0.13

       U.S. Short Term Bond Fund...................................        5.17%                   3.05

       U.S. Intermediate Bond Fund.................................        5.80%                  11.25

       U.S. Bond Fund..............................................        5.07%                  11.22

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

9. CAPITAL UNIT TRANSACTIONS
   (AMOUNTS IN THOUSANDS)

                                                               U.S. SHORT-TERM    U.S. INTERMEDIATE
                                          U.S. CASH FUND          BOND FUND           BOND FUND        U.S. BOND FUND
                                       --------------------   -----------------   -----------------   -----------------
                                         SIX MONTHS ENDED     SIX MONTHS ENDED    SIX MONTHS ENDED    SIX MONTHS ENDED
                                           30 JUNE 2004         30 JUNE 2004        30 JUNE 2004        30 JUNE 2004
                                       --------------------   -----------------   -----------------   -----------------
                                        UNITS        USD      UNITS      USD      UNITS      USD      UNITS       USD
                                        -----        ---      -----      ---      -----      ---      -----       ---
       CLASS I UNITS:
         Beginning of period.........   262,913   $ 262,913    6,428   $ 65,229    5,531   $ 55,712    936      $ 9,357
         Proceeds from units
           issued....................   190,916     190,916   11,022    112,162    4,710     47,489     54          543
         Dividends reinvested........       811         811       88        896      107      1,082     14          141
         Cost of units redeemed......  (290,964)   (290,964)  (2,063)   (20,953)      (3)       (33)  (458)      (4,614)
                                       --------   ---------   ------   --------   ------   --------   ----      -------
         End of period...............   163,676   $ 163,676   15,475   $157,334   10,345   $104,250    546      $ 5,427
                                       ========   =========   ======   ========   ======   ========   ====      =======
       CLASS A UNITS:
         Beginning of period.........        10   $      10        2       (728)   3,569   $ 37,016
         Proceeds from units
           issued....................        --          --       --         --       12        116
         Dividends reinvested........        --          --       --         --       22        228
         Cost of units redeemed......        --          --       --         --   (3,544)   (35,354)
                                       --------   ---------   ------   --------   ------   --------
         End of period...............        10   $      10        2   $   (728)      59   $  2,006
                                       ========   =========   ======   ========   ======   ========

   As at 31 December 2003:

                                                        U.S. SHORT-TERM        U.S. INTERMEDIATE
                                 U.S. CASH FUND            BOND FUND               BOND FUND            U.S. BOND FUND
                              --------------------   ---------------------   ---------------------   --------------------
                                  PERIOD ENDED           PERIOD ENDED            PERIOD ENDED            PERIOD ENDED
                              31 DECEMBER 2003 (a)   31 DECEMBER 2003 (b)    31 DECEMBER 2003 (a)    31 DECEMBER 2003 (c)
                              --------------------   ---------------------   ---------------------   --------------------
                               UNITS        USD       UNITS        USD        UNITS        USD        UNITS        USD
                               -----        ---       -----        ---        -----        ---        -----        ---
       CLASS I UNITS:
         Beginning of
           period...........        --   $      --        --     $     --         --     $     --        --      $    --
         Proceeds from units
           issued...........   523,619     523,619    15,132      153,534      5,481       55,211     1,364       13,637
         Dividends
           reinvested.......     1,188       1,188        96          978        113        1,140         5           48
         Cost of units
           redeemed.........  (261,894)   (261,894)   (8,800)     (89,283)       (63)        (639)     (433)      (4,328)
                              --------   ---------    ------     --------     ------     --------    ------      -------
         End of period......   262,913   $ 262,913     6,428     $ 65,229      5,531     $ 55,712       936      $ 9,357
                              ========   =========    ======     ========     ======     ========    ======      =======
       CLASS A UNITS:
         Beginning of
           period...........        --   $      --        --     $     --         --     $     --
         Proceeds from units
           issued...........        20          20     5,452       54,637      3,763       38,995
         Dividends
           reinvested.......        --          --        50          505         36          359
         Cost of units
           redeemed.........       (10)        (10)   (5,500)     (55,870)      (230)      (2,338)
                              --------   ---------    ------     --------     ------     --------
         End of period......        10   $      10         2     $   (728)     3,569     $ 37,016
                              ========   =========    ======     ========     ======     ========

     -----------------
     (a) For the period from 25 November 2002 (commencement of operations) through 31 December 2003.
     (b) For the period from 11 November 2002 (commencement of operations) through 31 December 2003.
     (c) For the period from 19 September 2003 (commencement of operations) through 31 December 2003.

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 32

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (UNAUDITED), CONTINUED

10. PORTFOLIO ANALYSIS

   As of 30 June 2004:

                                                                                    U.S. INTERMEDIATE BOND
                                  U.S. CASH FUND        U.S. SHORT-TERM BOND FUND            FUND
                              -----------------------   -------------------------   -----------------------
                               MARKET      % OF NET       MARKET       % OF NET      MARKET      % OF NET
                              VALUE USD   ASSET VALUE   VALUE USD    ASSET VALUE    VALUE USD   ASSET VALUE
                              ---------   -----------   ---------    -----------    ---------   -----------
       Transferable
         securities admitted
         to an official
         exchange listing...  $     --          --       $ 19,201       12.34%      $ 27,153       26.12%
       Transferable
         securities dealt in
         on another
         regulated market...  $163,667       99.99%      $135,319       86.98%      $ 78,072       75.11%
                              --------       -----       --------       -----       --------      ------
       Total................  $163,667       99.99%      $154,520       99.32%      $105,225      101.23%
                              ========       =====       ========       =====       ========      ======


                                  U.S. BOND FUND
                              -----------------------
                               MARKET      % OF NET
                              VALUE USD   ASSET VALUE
                              ---------   -----------
       Transferable
         securities admitted
         to an official
         exchange listing...   $  329         6.16%
       Transferable
         securities dealt in
         on another
         regulated market...   $5,016        93.76%
                               ------        -----
       Total................   $5,345        99.92%
                               ======        =====

11. CASH

    All cash balances and securities are held under the control of State Street Custodial Services (Ireland) Limited.

12. SUBSEQUENT EVENTS

    In July 2004, Norman Cook resigned as Director of the Manager.

    There were no other subsequent events for the Trust.

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN COMPOSITION OF PORTFOLIO (UNAUDITED)
(AMOUNTS IN THOUSANDS)

                                     Shares or
Major Purchases for the six months   Principal
ended 30 June 2004                     Amount       Cost
----------------------------------  ------------   -------
U.S. CASH FUND
U.S. Bank,
  1.25%, 8/7/04..................     $14,000      $14,000
Park Granada L.L.C.,
  1.04%, 1/9/04..................      10,000        9,998
Park Granada L.L.C.,
  1.06%, 18/3/04.................      10,000        9,980
State Street Bank,
  1.20%, 13/7/04.................       8,095        8,095
Sheffield Receivable Corp.,
  1.04%, 2/3/04..................       8,000        7,999
Park Granada L.L.C.,
  1.04%, 30/4/04.................       8,000        7,998
GIRO Multi-Funding Corp.,
  1.04%, 14/6/04.................       8,000        7,993
Nordeutsche Landesbank,
  1.15%, 9/7/04..................       7,500        7,494
Concord Minutemen Capital Co.,
  L.L.C.,
  1.03%, 10/2/04.................       7,500        7,494
Mane Funding Corp.,
  1.05%, 12/5/04.................       7,500        7,492
KBC Financial Products
  International,
  1.06%, 15/6/04.................       7,500        7,466
Park Avenue,
  1.05%, 6/4/04..................       7,030        7,023
American Express Centurien Bank,
  1.05%, 4/2/04..................       7,000        7,000
GIRO Multi-Funding Corp.,
  1.03%, 14/5/04.................       7,000        6,994
ASAP Funding Ltd., 1.06% 28/6/04..      7,000        6,994
Concord Minutemen Capital Co.,
  L.L.C., 1.06%, 8/4/04..........       7,000        6,988
Mane Funding Corp.,
  1.05%, 6/4/04..................       7,000        6,987
Crown Point Capital Co.,
  L.L.C., 1.15%, 5/10/04.........       6,500        6,463
Canadian Imperial Bank of
  Commerce,
  1.30%, 18/2/05.................       6,000        6,004
K2 (U.S.A.) L.L.C.,
  1.13%, 7/7/04..................       6,000        5,966

                                     Shares or
Major Sales for the six months       Principal
ended 30 June 2004                     Amount      Proceeds
------------------------------      ------------   --------
U.S. CASH FUND
Putnam Structured Product,
  1.14%, 17/2/04..................    $ 2,000       $2,000

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 34

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN COMPOSITION OF PORTFOLIO (UNAUDITED), CONTINUED (AMOUNTS IN THOUSANDS)

                                     Shares or
Major Purchases for the six months   Principal
ended 30 June 2004                     Amount       Cost
----------------------------------  ------------   -------
U.S. SHORT-TERM BOND FUND
U.S. Treasury Notes,
  1.88%, 31/12/05................     $30,000      $30,086
U.S. Treasury Notes,
  7.00%, 15/7/06.................      15,000       16,816
U.S. Treasury Notes,
  6.50%, 15/10/06................      10,000       11,182
U.S. Treasury Notes,
  1.88%, 31/1/06.................      10,000        9,999
Fannie Mae,
  3.13%, 15/7/06.................      10,000        9,999
Federal Home Loan Bank,
  2.88%, 15/9/06.................      10,000        9,962
U.S. Treasury Notes,
  1.63%, 28/2/06.................      10,000        9,961
U.S. Treasury Notes,
  6.88%, 15/5/06.................       8,000        8,892
U.S. Treasury Notes,
  4.38%, 15/5/07.................       5,000        5,322
Federal Home Loan Bank,
  2.75%, 15/5/06.................       5,000        4,969
Fannie Mae,
  2.50%, 15/6/06.................       5,000        4,943
General Electric Capital Corp.,
  5.00%, 15/2/07.................       1,500        1,558
General Motors Acceptance Corp.,
  6.75%, 15/1/06.................       1,200        1,286
Fleet Credit Card Master Trust II,
  7.02%, 15/2/08.................       1,000        1,056
Goldman Sachs Group, Inc.,
  4.13%, 15/1/08.................       1,000        1,000
Federal Home Loan Bank,
  4.00%, 29/11/05................         735          748
Standard Credit Card Master Trust,
  7.25%, 7/4/08..................         675          748
Ford Motor Credit Co.,
  6.50%, 25/1/07.................         575          601
Lehman Brothers, Inc.,
  8.25%, 15/6/07.................         500          560
Key Bank NA,
  7.13%, 15/8/06.................         500          538

                                     Shares or
Major Sales for the six months       Principal
ended 30 June 2004                     Amount      Proceeds
------------------------------      ------------   --------
U.S. SHORT-TERM BOND FUND
U.S. Treasury Notes,
  6.88% 15/5/06...................    $14,000       $15,133
U.S. Treasury Notes,
  1.88% 31/12/05..................     13,000       12,872
U.S. Treasury Notes,
  1.25% 31/5/05...................      8,000        7,938
U.S. Treasury Notes,
  5.88% 15/11/05..................      2,000        2,095
Chase Manhattan Corp.,
  7.87%, 15/7/06..................        305          337
J.P. Morgan Chase & Co.,
  7.13%, 1/2/07...................        200          217
Bank Of America,
  7.75%, 15/8/04..................        200          208
J.P. Morgan Chase & Co.,
  6.25%, 15/1/06..................        100          106
Chemical Bank,
  6.63%, 15/8/05..................        100          106
Citicorp, Inc.,
  7.13%, 15/3/04..................         75           76
Chemical Bank,
  7.00%, 1/6/05...................         60           63
J.P. Morgan Chase & Co.,
  6.70%, 1/11/07..................         52           56
SunTrust Banks, Inc.,
  6.13%, 15/2/04..................         50           50

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN COMPOSITION OF PORTFOLIO (UNAUDITED), CONTINUED (AMOUNTS IN THOUSANDS)

                                     Shares or
Major Purchases for the six months   Principal
ended 30 June 2004                     Amount       Cost
----------------------------------  ------------   -------
U.S. INTERMEDIATE BOND FUND
U.S. Treasury Notes,
  3.13%, 15/9/08.................     $ 7,700      $ 7,771
U.S. Treasury Notes,
  6.00%, 15/8/09.................       5,500        6,029
U.S. Treasury Notes,
  6.50%, 15/10/06................       5,300        5,727
U.S. Treasury STRIPS,
  4.16%, 15/11/12................       3,500        2,397
U.S. Treasury STRIPS,
  3.47%, 15/2/10.................       2,500        2,035
Freddie Mac,
  4.50%, 15/6/18.................       1,180        1,151
Fannie Mae,
  8.00%, 1/11/28.................         989        1,074
Fannie Mae,
  5.75%, 15/2/08.................         750          795
Fannie Mae,
  6.00%, 15/5/11.................         500          562
Fannie Mae,
  6.38%, 15/6/09.................         500          543
Freddie Mac,
  5.75%, 15/1/12.................         500          542
Government National Mortgage
  Assoc.,
  7.50%, 16/2/30.................         487          540
Freddie Mac,
  6.90%, 15/9/23.................         500          534
Fannie Mae,
  7.00%, 25/2/44.................         493          532
Fannie Mae,
  5.50%, 1/12/33.................         494          504
Freddie Mac,
  5.00%, 15/12/23................         500          491
Freddie Mac,
  7.00%, 1/12/14.................         421          443
Countrywide Home Loans,
  3.50%, 25/8/33.................         478          442
Freddie Mac,
  5.50%, 15/8/33.................         400          432
Fannie Mae,
  5.50%, 1/1/34..................         400          407

                                     Shares or
Major Sales for the six months       Principal
ended 30 June 2004                     Amount      Proceeds
------------------------------      ------------   --------
U.S. INTERMEDIATE BOND FUND
U.S. Treasury Notes,
  6.50%, 15/2/10..................    $ 7,000       $7,865
U.S. Treasury Notes,
  3.13%, 15/9/08..................      7,700        7,497
U.S. Treasury Notes,
  2.13%, 31/10/04.................      3,000        3,013
U.S. Treasury Bonds,
  10.38%, 15/11/12................      2,300        2,937
U.S. Treasury Notes,
  6.88%, 15/5/06..................      1,500        1,618
U.S. Treasury Bonds,
  12.75%, 15/11/10................      1,000        1,191
U.S. Treasury Bonds,
  9.25%, 15/2/16..................        500          690
U.S. Treasury Notes,
  6.50%, 15/10/06.................        500          539
U.S. Treasury Notes,
  5.00%, 15/2/11..................        500          521
U.S. Treasury Bonds,
  12.00%, 15/8/13.................        100          138
J.P. Morgan Chase & Co.,
  6.25%, 15/1/09..................         75           81
Goldman Sachs Group, Inc.,
  6.60%, 15/1/12..................         50           53
Credit Swiss First Boston USA,
  Inc.,
  6.13%, 15/11/11.................         50           52

Continued
ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

 36

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN COMPOSITION OF PORTFOLIO (UNAUDITED), CONTINUED (AMOUNTS IN THOUSANDS)

                                     Shares or
Major Purchases for the six months   Principal
ended 30 June 2004                     Amount       Cost
----------------------------------  ------------   -------
U.S. BOND FUND
Fannie Mae,
  8.00%, 1/11/28.................     $   198      $   215
Freddie Mac,
  5.75%, 15/1/12.................         100          108
Fannie Mae,
  5.50%, 1/1/34..................         100          102
Freddie Mac,
  5.50%, 15/2/21.................          96          102
Fannie Mae,
  5.50%, 1/12/33.................          99          101
Freddie Mac,
  5.00%, 15/12/23................         100           98
Merrill Lynch & Co.,
  Inc.,
  4.13%, 15/1/09.................          50           51
Government National Mortgage
  Assoc.,
  6.40%, 16/6/32.................         522           50

                                     Shares or
Major Sales for the six months       Principal
ended 30 June 2004                     Amount      Proceeds
------------------------------      ------------   --------
U.S. BOND FUND
U.S. Treasury Notes,
  6.50%, 15/2/10..................    $ 1,200       $1,404
U.S. Treasury STRIPS,
  4.25%, 15/5/12..................      1,300          939
U.S. Treasury Notes,
  5.63%, 15/5/08..................        650          722
Freddie Mac,
  6.00%, 1/12/22..................        511          534
Fannie Mae,
  5.50%, 25/3/17..................        400          397
U.S. Treasury STRIPS,
  4.24%, 15/2/12..................        300          219
Freddie Mac,
  5.75%, 15/1/12..................        100          106
Fannie Mae,
  5.50%, 1/12/33..................         98          100
Fannie Mae,
  5.50%, 1/1/34...................         99           99
General Motors Acceptance Corp.,
  6.75%, 15/1/06..................         30           32
Goldman Sachs Group, Inc.,
  5.25%, 15/10/13.................         30           29
Morgan Stanley Dean Witter & Co.,
  6.75%, 15/4/11..................         25           28
Household Finance Corp.,
  6.75%, 15/5/11..................         25           28
CIT Group, Inc.,
  4.00%, 8/5/08...................         25           25
Ford Motor Credit Co.,
  6.88%, 1/2/06...................         20           21
AT&T Wireless Services, Inc.,
  7.88%, 1/3/11...................         15           17
Sprint Capital Corp.,
  8.75%, 15/3/32..................         10           13

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

ONE GROUP GLOBAL FUNDS SEMI-ANNUAL REPORT
--------------------------------------------------------------------------------

MANAGER AND OTHER INFORMATION

MANAGER
One Group Asset Management (Ireland) Limited
Brooklawn House
Crampton Avenue/Shelbourne Road
Ballsbridge
Dublin 4, Ireland

DIRECTORS OF THE MANAGER
Andrew Bates*
David Dillon*
David Kundert
Robert L. Young

* Independent Directors

INDEPENDENT AUDITORS
PricewaterhouseCoopers
Chartered Accountants & Registered Auditors
George's Quay
Dublin 2, Ireland

INVESTMENT MANAGER
Banc One Investment Advisors Corp.
1111 Polaris Parkway
Columbus, Ohio 43271-0211
United States of America

CUSTODIAN AND TRUSTEE
State Street Custodial Services (Ireland) Limited
Guild House
Guild Street
International Financial Services Centre
Dublin 1, Ireland

REGISTERED OFFICE
BISYS Fund Services (Ireland) Limited
Brooklawn House
Crampton Avenue/Shelbourne Road
Ballsbridge
Dublin 4, Ireland

REPRESENTATIVE/PAYING AGENT
Hong Kong:
Bank One N.A.
Jardine House, 7th Floor
1 Connaught Place
Hong Kong

LEGAL ADVISERS IN IRELAND AND LISTING SPONSOR
Dillon Eustace
Grand Canal House
1 Upper Grand Canal Street
Dublin 4, Ireland

GLOBAL DISTRIBUTOR
One Group Asset Management (Ireland) Limited
Brooklawn House
Crampton Avenue/Shelbourne Road
Ballsbridge
Dublin 4, Ireland

ADMINISTRATOR, REGISTRAR AND TRANSFER AGENT
BISYS Fund Services (Ireland) Limited
Brooklawn House
Crampton Avenue/Shelbourne Road
Ballsbridge
Dublin 4, Ireland

ONE GROUP GLOBAL FUNDS              SEMI-ANNUAL REPORT              30 June 2004

SEMI-ANNUAL REPORT
                                                                [ONE GROUP LOGO]




TOG-F-029-AN (8/04)

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS. THIS CODE OF ETHICS IS INCLUDED AS EXHIBIT 11 (a)(1).

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                 (i) Has at least one audit committee financial expert serving on its audit committee; or

                 (ii) Does not have an audit committee financial expert serving on its audit committee.

             (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                 (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

             (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.


3(a)(1) THE REGISTRANT'S BOARD OF TRUSTEES HAS DETERMINED THAT THE REGISTRANT HAS AT LEAST ONE AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

3(a)(2) THE AUDIT COMMITTEE FINANCIAL EXPERTS ARE PETER C. MARSHALL AND DONALD
L. TUTTLE. BOTH EXPERTS ARE "INDEPENDENT" FOR PURPOSES OF THIS ITEM 3 OF FORM N-CSR. THE SECURITIES AND EXCHANGE COMMISSION HAS STATED THAT THE DESIGNATION OR IDENTIFICATION OF A PERSON AS AN AUDIT COMMITTEE FINANCIAL EXPERT PURSUANT TO THIS ITEM 3 OF FORM N-CSR DOES NOT IMPOSE ON SUCH PERSON ANY DUTIES, OBLIGATIONS OR LIABILITIES THAT ARE GREATER THAN THE DUTIES, OBLIGATIONS
AND LIABILITIES IMPOSED ON SUCH PERSON AS A MEMBER OF THE AUDIT COMMITTEE AND THE BOARD OF TRUSTEES IN THE ABSENCE OF SUCH DESIGNATION OR IDENTIFICATION.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

              AUDIT FEES
              ----------
              2003 - $462,175
              2004 - $484,610

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

              AUDIT-RELATED FEES
              ------------------
              2003 - $0
              2004 - $0

              FOR THE LAST TWO FISCAL YEARS, NO AUDIT-RELATED FEES WERE REQUIRED TO BE APPROVED PURSUANT TO PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X.

         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

              TAX FEES
              --------
              2003 - $89,622
              2004 - $139,790

              THE TAX FEES CONSIST OF FEES BILLED IN CONNECTION WITH PREPARING THE FEDERAL REGULATED INVESTMENT COMPANY INCOME TAX RETURNS FOR THE REGISTRANT FOR THE TAX YEARS ENDED JUNE 30, 2003 AND JUNE 30, 2004.

              FOR THE LAST TWO FISCAL YEARS, NO TAX FEES WERE REQUIRED TO BE APPROVED PURSUANT TO PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X.


         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

              ALL OTHER FEES
              --------------
              2003 - $30,400
              2004 - $18,750

              THE ALL OTHER FEES CONSIST OF FEES BILLED IN CONNECTION WITH TESTING OF THE INTERFUND LENDING ARRANGEMENT AND CONSULTATION ON OTHER MATTERS FOR THE REGISTRANT FOR THE FISCAL YEARS ENDED JUNE 30, 2003 AND JUNE 30, 2004.

              FOR THE LAST TWO FISCAL YEARS, NO OTHER FEES WERE REQUIRED TO BE APPROVED PURSUANT TO PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

         PURSUANT TO THE REGISTRANT'S AUDIT COMMITTEE CHARTER AND WRITTEN POLICIES AND PROCEDURES FOR THE PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES, THE AUDIT COMMITTEE PRE-APPROVES ALL AUDIT AND NON-AUDIT SERVICES PERFORMED BY THE REGISTRANT'S INDEPENDENT AUDITOR FOR THE REGISTRANT. IF A REQUEST FOR PRE-APPROVAL OF SERVICES TO BE PERFORMED BY THE INDEPENDENT AUDITOR IS DETERMINED TO BE UNTIMELY, A MEMBER OF THE AUDIT COMMITTEE MAY BE APPOINTED AS THE COMMITTEE'S DELEGATE FOR THE PURPOSES OF CONSIDERING WHETHER TO APPROVE SUCH SERVICES. ANY PRE-APPROVALS GRANTED BY THE DELEGATE WILL BE GRANTED FOR A PERIOD OF NO MORE THAN ONE YEAR AND WILL BE REVIEWED BY THE AUDIT COMMITTEE AT A MEETING HELD NO LATER THAN THE NEXT REGULARLY SCHEDULED MEETING OF THE BOARD OF TRUSTEES OR THE COMMITTEE, WHICHEVER OCCURS SOONER. IN ADDITION, THE AUDIT COMMITTEE WILL PRE-APPROVE THE AUDITOR'S ENGAGEMENT FOR NON-AUDIT SERVICES WITH THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING A SUB-ADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUB-CONTRACTED OR OVERSEEN BY ANOTHER INVESTMENT ADVISER) AND ANY ENTITY CONTROLLING, CONTROLLED BY OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT IN ACCORDANCE WITH PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X, IF THE ENGAGEMENT RELATES DIRECTLY TO THE OPERATIONS AND FINANCIAL REPORTING OF THE REGISTRANT.


                (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

                2003 - NONE
                2004 - NONE

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.
              NOT APPLICABLE.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

              2003 - $531,711
              2004 - $975,155

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         THE AUDIT COMMITTEE HAS CONSIDERED WHETHER THE PROVISION OF NON-AUDIT SERVICES BY THE REGISTRANT'S PRINCIPAL ACCOUNTANT THAT WERE RENDERED TO THE REGISTRANT'S INVESTMENT ADVISER (NOT INCLUDING A SUB-ADVISER WHOSE ROLE IS PRIMARILY PORTFOLIO MANAGEMENT AND IS SUB-CONTRACTED OR OVERSEEN BY ANOTHER INVESTMENT ADVISER), AND ANY ENTITY CONTROLLING, CONTROLLED BY, OR UNDER COMMON CONTROL WITH THE INVESTMENT ADVISER THAT PROVIDES ONGOING SERVICES TO THE REGISTRANT THAT WERE NOT REQUIRED TO BE PRE-APPROVED PURSUANT TO PARAGRAPH (c)(7)(ii) OF RULE 2-01 OF REGULATION S-X IS COMPATIBLE WITH MAINTAINING THE PRINCIPAL ACCOUNTANT'S INDEPENDENCE.


ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
              NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NONE.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED, OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

THE CODE OF ETHICS THAT IS THE SUBJECT OF THE DISCLOSURE REQUIRED BY ITEM 2 IS ATTACHED HERETO.

         (a)(2) A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). CERTIFICATIONS PURSUANT TO RULE 30A-2(a) ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.


         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      One Group Mutual Funds
            --------------------------------------------------------------------

By (Signature and Title)*  /s/ David J. Kundert, President
                         -------------------------------------------------------

Date    September 7, 2004
     ---------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ David J. Kundert, President
                         -------------------------------------------------------

Date    September 7, 2004
    ----------------------------------------------------------------------------

By (Signature and Title)*  /s/ Stephanie J. Dorsey, Treasurer
                         -------------------------------------------------------

Date    September 7, 2004
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.